UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices) (Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(860) 562-1000

Date of fiscal year end:	9/30/2018

Date of reporting period:	9/30/2018

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Select Funds

September 30, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that, although the financial markets will go up and down over time, taking a long-term approach to investing gives retirement investors more time to ride out the downturns as they work toward achieving their long-term investment goals.”

September 30, 2018

Despite the return of volatility, markets remained strong overall

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended September 30, 2018 (the “fiscal year” or the “period”). During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017. Nevertheless, total returns for the period were solidly positive.

Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, all of which dominated headlines for the majority of the fiscal year. Foreign stocks in developed markets trailed their U.S.-based counterparts for the period, but generally outpaced their emerging-market competitors.

Bond investors in the United States struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the fiscal year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals.

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.*

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential to have more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

September 30, 2018

Market Highlights

•	During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017, but total returns for the fiscal year (or the “period”) were solidly positive.

•	Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, which dominated year-to-date headlines in 2018.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

Market Environment

U.S. equity investors enjoyed positive returns for the fiscal year beginning October 1, 2017, though those gains occurred in a more volatile market than they encountered during the previous fiscal year. After a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (the Dow) declined for the first quarter of 2018. Both indexes hit record highs in January, dropped sharply in February, and climbed back to record highs near the end of the fiscal year.

During the second and third quarters of the fiscal year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering subsequent rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

As the first quarter of fiscal year began, strong corporate earnings reports and tempered rate hike expectations boosted investor confidence and the broad market S&P 500 delivered a strong 5.7% return for the quarter on the way to a 17.91% return for the fiscal year. The Dow followed a similar pattern to end at 20.76%. The technology-heavy NASDAQ Composite Index fared even better, advancing 25.17%, with prominent technology companies like Apple, Netflix, and Google leading the way. Small- and mid-cap stocks underperformed their larger peers and growth stocks widely outperformed their value counterparts during the period.

The information technology and consumer discretionary sectors led all others during the fiscal year, delivering double-digit returns and beating the S&P 500. Seven of the remaining sectors delivered positive returns, but lagged the S&P 500. Only two sectors – communication services and utilities – delivered negative returns for the fiscal year.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and delivered a fiscal year return of 2.74%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared even worse, ending at -0.81% for the period.

The Federal Reserve Board (the Fed) reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the fiscal year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times during the fiscal year – in December (2017), March, June, and September 2018. All rate hikes during the period were in line with expectations and markets absorbed them with little reaction from investors. At the end of the fiscal year,

MassMutual Select Funds – Economic and Market Overview (Unaudited) (continued)

the Fed raised its projection for the federal funds rate to 2.00%–2.25% as the market was pricing in the probability of an additional 0.25% hike following the December 2018 FOMC meeting. The Fed’s action follows signals that inflation may be rising faster than desired.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the fiscal year at 2.33%, yields rose 0.74% to end at 3.07%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index ended the period at -1.22%. Investment-grade corporate bonds fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the period at -1.18%. The Bloomberg Barclays U.S. Corporate High Yield Index fared better, ending with a gain of 3.05%.

Review and maintain your strategy

At MassMutual, we are people protecting people. That is why we are committed to helping people secure and protect their long-term financial future, so they can take care of the ones they love. Saving for retirement continues to be an important and urgent challenge for most. We remind you, as an investor in stock and bond funds, that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities. The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned -1.01%, outperforming the -1.22% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the Fund’s favorable positioning among corporates (particularly its emphasis on real estate investment trusts, which outpaced the benchmark by over 1.00% on a duration-adjusted basis) and banking – where the focus on U.S. companies and shorter-duration bonds provided a tailwind to performance – were primary drivers of its outperformance.

High-yield corporate bonds also contributed to returns, as the sector outpaced comparable Treasuries by 4.00% amid lackluster supply. In securitized products, solid performance from CMBS and ABS (particularly floating rate government-guaranteed student loans) rewarded the Fund’s overweight position, relative to the benchmark, in these sectors, though an emphasis on agency CMBS held back returns as higher quality trailed. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Non-agency MBS, particularly subprime, also benefited returns, given favorable supply/demand technicals and housing fundamentals. However, issue selection among fixed rate agency MBS weighed on returns against elevated rates. Additional contributions came from the Fund’s position in Japanese Government issued T-bills, with the yen exposure fully hedged out using a dollar-yen cross-currency swap. Finally, as Treasury yields neared what Fund management believed to be fair value, the duration position of the Fund moved from slightly short the benchmark to approximately 0.1 years long over the past year, which contributed to relative performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

On the downside, the Fund’s underweight to commodity-related sectors resulted in a slight drag on full-year returns, due to the solid performance of metals and oil companies late in the period, although Fund holdings held across consumer non-cyclicals and communications outpaced those in the benchmark. An underweight to non-corporate credits on a spread duration basis, particularly municipals, detracted as spreads tightened, though the drag was partially offset by the underweight to lagging emerging markets. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

The Fund’s use of derivatives to manage duration and yield curve had no material impact on performance for the reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, in MetWest’s view, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past 10 years, given unprecedented central bank support, investors get away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment, even in the face of growing headwinds. In a new, liquidity-constrained environment with risks brewing under the surface, MetWest believes that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, MetWest believes that a cautious stance is warranted. Consequently, the Fund remains defensive, particularly in the credit sector, and is continuing to emphasize high-quality, non-cyclical sectors, while MetWest continues to search for attractive risk-adjusted opportunities.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

U.S. Government Agency Obligations and Instrumentalities	30.9%
Corporate Debt	29.1%
U.S. Treasury Obligations	22.3%
Non-U.S. Government Agency Obligations	13.2%
Municipal Obligations	1.7%
Bank Loans	0.3%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class I, Class R5, Service Class, Administrative Class, Class R4, Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 7/6/10 - 9/30/18
Class I	-0.98%	1.93%	2.83%
Class R5	-1.01%	1.83%	2.69%
Service Class	-1.17%	1.73%	2.59%
Administrative Class	-1.21%	1.63%	2.49%
Class R4	-1.42%	1.47%	2.36%
Class R3	-1.61%	1.23%	2.11%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	2.67%

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class A, Class A (sales load deducted), and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class A	-1.51%	1.34%
Class A (sales load deducted)*	-5.70%	0.37%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned -2.79%, underperforming the -1.22% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the Fund had more interest rate exposure (duration) than the benchmark, which was a meaningful detractor from performance as interest rates rose over the period. However, the Fund’s yield curve positioning, with an overweight position relative to the benchmark to long-dated securities and with an underweight position to the 10-year segment of the yield curve, was a positive contributor to performance, as long-term interest rates rose less than shorter-term interest rates. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

The largest detractor from performance was the Fund’s allocation to emerging markets (EM) debt, both U.S. dollar (USD)-denominated and local currency-denominated. Most EM currencies declined versus the USD over the year, detracting from performance, especially local currency-denominated securities. All EM debt was impacted by a number of geopolitical events throughout the year – including, most recently, continued fears around the impact of trade tariffs.

The Fund’s exposure to Treasury inflation-protected securities (TIPS) for diversification and as a hedge against unexpected inflation contributed to performance, as inflation expectations rose throughout the year. The Fund’s non-U.S. dollar developed markets exposure, specifically a short position in the euro, also contributed to the Fund’s performance, as the euro declined versus the USD.

The Fund used derivative instruments mainly for hedging purposes during the period, including for adjusting duration and term structure exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Additionally, the Fund used currency futures, forwards, and options to adjust exposure to various foreign currencies. Currency forwards and futures are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Interest rate swaps were also used during the period to help manage the overall interest rate sensitivity of the portfolio, and to manage against anticipated changes in interest rates. Overall, the Fund’s use of derivatives had a negative impact on performance during the period.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In the U.S., we have seen better growth with subdued inflation provide a sturdy backdrop for the outperformance of most U.S. spread assets (i.e., corporate and other non-Treasury bonds). For the remainder of 2018, the Fund’s subadvisers expect there is the potential for much of the same domestically. However, as they look globally, uncertainty over the possibility of a broad-based trade war weighs heavily on their outlook, particularly with respect to emerging markets. Fund subadvisers believe that the possibility of a decline in global trade, even if small, presents a potentially destabilizing scenario. They believe some of this risk has been moderated with the successful renegotiation of NAFTA (now called USMCA). While the White House’s political gains by attacking Chinese trade are, in their view, indisputable, they believe that the administration has little political incentive to end this tension anytime soon. Despite the current climate in emerging markets, Fund management’s overall view remains optimistic. At the end of the reporting period, the Fund was positioned with an overweight allocation to spread sectors to take advantage of attractive valuations and solid fundamentals, while maintaining diversified strategies to manage volatility and mitigate downside risks.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18
Corporate Debt	27.3%
U.S. Government Agency Obligations and Instrumentalities	26.8%
U.S. Treasury Obligations	23.6%
Non-U.S. Government Agency Obligations	11.2%
Sovereign Debt Obligations	5.9%
Bank Loans	2.8%
Purchased Options	0.2%
Municipal Obligations	0.0%
Preferred Stock	0.0%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	-2.79%	3.02%	5.35%
Service Class	-2.78%	2.93%	5.27%
Administrative Class	-2.96%	2.81%	5.13%
Class A	-3.23%	2.55%	4.87%
Class A (sales load deducted)*	-7.34%	1.66%	4.41%
Class R3	-3.32%	2.38%	4.63%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class I, Class R4, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	-2.69%	2.74%
Class R4	-3.17%	2.27%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 35% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 65% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 13.28%, outperforming the 9.45% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, for the Brandywine Global component of the Fund, performance was as much related to the companies that the Fund component didn’t invest in as much as those that it did. Brandywine Global invests in companies with low price-to-earnings and price-to-book ratios, while avoiding the most expensive companies from a valuation perspective and those with falling price momentum. During the reporting period, the Fund component maintained a large overweight, relative to the benchmark, in the technology sector, which was by far the best-performing sector in the large-cap value universe. The Fund component’s overweight positioning and its strong stock selection in hardware and equipment companies were large contributors to the Fund component’s strong performance. In the industrials sector, Fund component holdings in the better-performing aerospace and defense and transportation companies exhibited steady and strong earnings growth, along with richer valuations. These holdings helped with absolute performance. Avoiding lower-momentum companies in building products and conglomerates, like General Electric – which continued to flounder – helped relative outperformance. During higher-growth and higher-return environments, defensive sectors generally lag. Such lagging was considerable within consumer staples, which was the only sector with negative returns during the reporting period. The benefit to the Brandywine Global Fund component was from maintaining a large underweight to the overall sector. In addition, strong stock selection in terms of owning better-performing food retailers helped, as did avoiding poorly performing household products and tobacco companies.

Within the T. Rowe Price segment of the Fund, stock selection contributed to the Fund component’s relative performance, while sector allocations detracted slightly. The information technology sector was the leading relative outperformer, driven primarily by stock selection. Within that sector, one Fund component holding, Microsoft, advanced, as the software giant continued to generate strong growth within cloud computing, Office 365 applications, and hybrid cloud platform. The consumer discretionary sector also aided relative results, as two of the largest sector holdings there, Twenty-First Century Fox and Comcast, outperformed. Twenty-First Century Fox benefited from the deal whereby rival Walt Disney purchased some of the company’s assets. The financial sector was the largest relative detractor, due to stock selection. The sector represented a significant absolute weighting in the T. Rowe Price Fund component. Fund component holding State Street reported disappointing growth in core servicing fees, driven by weaker performance from some hedge fund clients. State Street also announced its plan to buy Charles River Development for $2.6 billion, which investors felt was a high price. Fund component holdings in utilities also detracted from relative results for the period. Shares of PG&E fell sharply due to initial concerns about – and subsequent confirmation of – the utility’s responsibility for some of the California wildfires. Fund management sold the Fund’s shares due to the uncertainty surrounding the size of PG&E’s liabilities.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Brandywine Global notes that broad U.S. equity markets are at all-time highs, the unemployment rate declined to its lowest level since 1969, and consumer confidence is at an 18-year high. At the end of the reporting period, the Brandywine Global Fund component continued to have a pro-cyclical tilt, with an overweight in technology and continued underweight positions in real estate, utilities, and consumer staples. This Fund component remained closer in line with the benchmark in the energy sector, which can be a later economic cycle performer.

T. Rowe Price believes that, while the near-term investing environment continues to look favorable, investors remain too complacent about the possibility of geopolitical or economic shocks. Consequently, T. Rowe Price is being more thoughtful about balancing the portfolio’s cyclical and defensive exposures. Although valuations are largely neutral, T. Rowe Price is seeking to invest in high-quality businesses that have been overly discounted due to near-term challenges, but that feature, in its view, promising financial outlooks and the potential for improved investor perception.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/18

JP Morgan Chase & Co.	4.2%
Johnson & Johnson	3.3%
Wells Fargo & Co.	3.1%
Cisco Systems, Inc.	2.7%
Verizon Communications, Inc.	2.6%
Apple, Inc.	2.4%
Exxon Mobil Corp.	2.1%
Anthem, Inc.	1.9%
Twenty-First Century Fox, Inc. Class B	1.8%
Pfizer, Inc.	1.8%

25.9%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 9/30/18

Financial	26.5%
Consumer, Non-cyclical	19.2%
Communications	10.0%
Energy	10.0%
Technology	9.7%
Industrial	8.7%
Consumer, Cyclical	6.8%
Utilities	3.7%
Basic Materials	3.5%
Mutual Funds	0.7%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	13.28%	11.28%	10.07%
Service Class	13.21%	11.17%	9.95%
Administrative Class	13.07%	11.06%	9.84%
Class A	12.82%	10.78%	9.54%
Class A (sales load deducted)*	6.61%	9.54%	8.93%
Class R3	12.63%	10.58%	9.29%
Russell 1000 Value Index	9.45%	10.72%	9.79%

Hypothetical Investments in MassMutual Select Diversified Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	13.43%	9.56%
Class R4	12.93%	9.08%
Russell 1000 Value Index	9.45%	8.90%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadvisers believe are generally above $2 billion). The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 71% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 29% of the Fund’s portfolio, as of September 30, 2018. Effective October 12, 2017, Barrow Hanley was added as a co-subadviser of the Fund.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 8.39%, underperforming the 9.45% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, within the Wellington Management component of the Fund, security selection weighed on relative performance, as less-than-favorable stock selection in the financial and consumer staples sectors offset stronger selections in the information technology and industrials sectors. An overweight allocation to information technology, relative to the benchmark, and an underweight stake in consumer staples were the largest contributors to returns, while an overweight allocation to industrials partially offset these results. Fund component holdings that were top detractors from benchmark-relative results included Invesco (financials), Fortune Brands Home & Security (industrials), and British-American Tobacco (consumer staples). Invesco, a U.S.-based investment management company, was reported to be in talks to acquire OppenheimerFunds in a deal valued at more than $5 billion. Fortune Brands Home & Security, a U.S.-based manufacturer of home fixtures and hardware, declined after management lowered expectations early in 2018. British-American Tobacco, a U.K.-based multinational tobacco company, lost value in the second quarter, partially on concerns over increasing competition from alternative tobacco products. Fund component holdings that were top contributors to relative performance included NetApp (information technology), Marathon Oil (energy), and TJX Companies (consumer discretionary). NetApp, a systems and services provider, reported fiscal first-quarter results that were well ahead of estimates. Marathon Oil, a petroleum and natural gas exploration and production company, reported strong second-quarter results and boosted its full-year growth forecast for the second time during the year without increasing its capital budget. Fund management eliminated the position due to stock-price appreciation and redeployed the proceeds into Concho Resources. Retailer TJX Companies reported strong second-quarter revenue and same-store sales that exceeded expectations.

For the Barrow Hanley segment, which it began managing effective October 12, 2017, Fund component holdings within the health care sector detracted from relative performance, led by French multinational pharmaceutical company Sanofi and U.S.-based health care services company Cardinal Health. Additionally, Fund component holdings in the consumer discretionary sector – including Irish automotive parts manufacturer Adient and American home appliance manufacturer Whirlpool Corporation – detracted from performance. On a sector basis versus the benchmark, Fund component holdings within the energy and financial sectors added to relative performance. Specifically, strong results from ConocoPhillips and Phillips 66 helped performance as oil prices rose. Within financials, XL Group Ltd. was acquired by Bermuda-based global insurer and reinsurer AXA, which boosted relative performance. Barrow Hanley’s continued underweight to the real estate sector also helped performance for the year.

Subadviser outlook

Wellington Management notes that the U.S. economy remains strong, with continued job growth driving the unemployment rate below 4%. Outside of the U.S., macroeconomic data has been weaker, due at least in part to the implementation of tariffs against Chinese goods and threats of tariffs against other countries. Wellington Management continues to monitor supply chain impacts

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

in the technology, industrial, and consumer sectors, which it believes may result in increased inflationary pressure and manufacturing dislocations. Wellington Management is also mindful of the overall impact these tariffs may have on global economic growth. At the end of the period, the Wellington Management Fund component was most overweight in information technology and consumer discretionary, and most underweight in utilities and real estate.

Barrow Hanley believes that if markets cannot rely on continued easy money policies as an incentive to drive valuations higher, investors must once again look at earnings and fundamentals of the underlying companies. Barrow Hanley is confident that its conservative, defensive style of investing can help to provide downside protection by focusing on undervalued companies with strong fundamentals and a meaningful and growing dividend.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/18

JP Morgan Chase & Co.	4.1%
Bank of America Corp.	2.7%
Chevron Corp.	2.7%
Wells Fargo & Co.	2.6%
Verizon Communications, Inc.	2.4%
DowDuPont, Inc.	2.3%
Merck & Co., Inc.	2.2%
United Technologies Corp.	2.1%
Cisco Systems, Inc.	1.9%
Philip Morris International, Inc.	1.9%

24.9%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/18

Financial	25.5%
Consumer, Non-cyclical	20.8%
Energy	12.8%
Industrial	9.7%
Communications	7.8%
Technology	7.3%
Consumer, Cyclical	5.6%
Basic Materials	4.5%
Utilities	4.3%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	8.39%	9.47%	9.46%
Service Class	8.36%	9.39%	9.39%
Administrative Class	8.21%	9.26%	9.26%
Class A	7.94%	9.00%	8.99%
Class A (sales load deducted)*	2.01%	7.77%	8.37%
Class R3	7.84%	8.83%	8.73%
Russell 1000 Value Index	9.45%	10.72%	9.79%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/15/10 - 9/30/18
Class I	8.56%	9.61%	11.40%
Russell 1000 Value Index	9.45%	10.72%	12.34%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R4 and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	8.06%	7.80%
Russell 1000 Value Index	9.45%	8.90%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”) in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 17.65%, underperforming the 17.91% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees, expenses, and taxes necessary for the management and operation of the Fund. The Index is not subject to fees, expenses, or taxes and it is not possible to invest directly in the Index.

For the year ended September 30, 2018, the top-performing sectors within the Index were information technology and consumer discretionary, returning 37.64% and 36.46%, respectively. Utilities and consumer staples were the worst-performing sectors for this period, with returns of 2.93% and 3.30%, respectively.

During the 12-month period ended September 30, 2018, U.S. equities continued the current nine-year bull market rally. The Index posted solid gains for the year, hitting new all-time highs, and managing increasing volatility. Markets rallied, despite a rough first few months of 2018 – shrugging off geopolitical turmoil driven by continued talks of U.S. trade wars with varying countries. Instead, investors focused on continued global growth.

The Federal Reserve Board (the Fed) raised rates four times over the past fiscal year – in December, March, June and September – pushing the Fed target rate to 2.25%. Going forward, the Fed announced plans for continued gradual interest rate increases. These announcements, coupled with U.S. tax reform, have led to an increase in inflation expectations and interest rates.

Long-term interest rates remained low, with the 10-year U.S. Treasury yield hovering around 3% for most of the year. Investment-grade and high-yield credit spreads tightened, as investors returned their focus to finding yield in a low-rate environment. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Subadviser outlook

Numerous forces will continue to influence the direction that the markets will take as we head into 2019. Fund management believes these include central bank policy in both the United States and throughout the world, geopolitical tensions and trade war rhetoric, as well as the political strife in the U.S., which has been center stage throughout the recent Supreme Court nomination process and the run-up to the mid-term elections. NTI believes, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the Index.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/18

Apple, Inc.	4.1%
Microsoft Corp.	3.5%
Amazon.com, Inc.	3.3%
Berkshire Hathaway, Inc. Class B	1.7%
Facebook, Inc. Class A	1.6%
JP Morgan Chase & Co.	1.5%
Johnson & Johnson	1.5%
Alphabet, Inc. Class C	1.5%
Alphabet, Inc. Class A	1.4%
Exxon Mobil Corp.	1.4%

21.5%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	21.8%
Financial	17.2%
Technology	16.7%
Communications	14.5%
Industrial	9.3%
Consumer, Cyclical	8.1%
Energy	5.9%
Utilities	2.8%
Basic Materials	1.9%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class R5, Service Class, Administrative Class, Class R4, Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	17.65%	13.69%	11.74%
Service Class	17.48%	13.53%	11.52%
Administrative Class	17.34%	13.42%	11.45%
Class R4	17.15%	13.24%	11.26%
Class R3	16.90%	12.96%	10.95%
S&P 500 Index	17.91%	13.95%	11.97%

Hypothetical Investments in MM S&P 500 Index Fund Class I and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/7/11 - 9/30/18
Class I	17.77%	13.81%	15.38%
S&P 500 Index	17.91%	13.95%	15.51%

Hypothetical Investments in MM S&P 500 Index Fund Class A, Class A (sales load deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class A	17.06%	11.83%
Class A (sales load deducted)*	10.62%	10.43%
S&P 500 Index	17.91%	12.62%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Equity Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 31% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 69% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 16.09%, underperforming the 17.76% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, within the Wellington Management component of the Fund, weak sector allocation drove relative underperformance. An underweight allocation, relative to the benchmark, to information technology and an overweight stake in consumer staples detracted most from relative results. Strong stock selection within consumer discretionary and information technology contributed to relative performance. Fund component holdings that were top relative detractors included Chubb (financials) and Colgate-Palmolive (consumer staples). Although Chubb, an insurance company, underperformed during the period, Fund management believes Chubb is a differentiated insurance company with strong fundamentals and continued to hold it as of the end of the period. Shares of Colgate-Palmolive, one of the world’s largest consumer product companies, have been weak, as have other consumer packaging goods companies. Although revenue grew over the period, organic revenue fell below management and shareholder expectations. Not holding benchmark constituent Amazon, which performed well during the period, also weighed on relative results. Fund component holdings that were among the top relative contributors for the period were Nike (consumer discretionary) and TJX Companies (consumer discretionary). Shares of Nike, a manufacturer of athletic apparel and gear, gained momentum as the company reported strong earnings. TJX Companies, an off-price apparel and home goods retailer, reported strong gains in earnings per share on overall sales increases and cost controls.

For the T. Rowe Price segment of the Fund, sector allocation detracted slightly from relative performance, whereas stock selection contributed. The financial sector, which represents a significant absolute weighting in the portfolio, was the largest relative detractor, due to stock selection. Fund component holding State Street reported disappointing growth in core servicing fees, driven by weaker performance from some hedge fund clients. Fund component holdings in utilities also detracted from relative results for the period. Shares of PG&E fell sharply due to initial concerns about – and subsequent confirmation of – the utility’s responsibility for some of the California wildfires. Fund management eliminated the position. The information technology sector was the leading relative outperformer, driven primarily by stock selection. Shares of Microsoft advanced as the software giant continued to generate strong growth within cloud computing, Office 365 applications, and hybrid cloud platform.

Subadviser outlook

Overall, Wellington Management remains highly cautious in its investment posture. However, whatever view Wellington Management may have over the next month, next year, or even the next five years will have little bearing on its investment decisions. Wellington Management continues to believe in the power of compounding and in a growing dividend as the tool through which this power is expressed. At the end of the period, the Wellington Management Fund component was most overweight in the consumer staples and industrial sectors, and most underweight in the information technology and energy sectors.

T. Rowe Price believes that, while the near-term investing environment continues to look favorable, investors remain too complacent about the possibility of geopolitical or economic shocks. Consequently, T. Rowe Price is being more thoughtful about balancing the portfolio’s cyclical and defensive exposures. Although valuations are largely neutral, T. Rowe Price is seeking to invest in high-quality businesses that appear overly discounted due to near-term challenges, but that feature, in T. Rowe Price’s view, promising financial outlooks and the potential for improved investor perception.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/18

Microsoft Corp.	3.9%
Chubb Ltd.	3.7%
NIKE, Inc. Class B	3.6%
Canadian National Railway Co.	3.4%
The TJX Cos., Inc.	3.3%
Union Pacific Corp.	3.3%
Medtronic PLC	3.2%
American Express Co.	2.9%
McDonald’s Corp.	2.8%
Diageo PLC	2.8%

32.9%

MassMutual Select Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/18

Financial	26.8%
Consumer, Non-cyclical	22.2%
Industrial	15.5%
Consumer, Cyclical	13.3%
Technology	7.4%
Communications	4.1%
Basic Materials	4.0%
Energy	3.4%
Utilities	1.8%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Equity Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	16.09%	11.81%	14.55%
Service Class	16.00%	11.70%	14.44%
Administrative Class	15.92%	11.60%	14.29%
Class A	15.62%	11.31%	14.01%
Class A (sales load deducted)*	9.26%	10.06%	13.37%
Class R3	15.43%	11.13%	13.74%
Russell 1000 Index	17.76%	13.67%	12.09%

Hypothetical Investments in MassMutual Select Equity Opportunities Fund Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/15/10 - 9/30/18
Class I	16.23%	11.93%	14.05%
Russell 1000 Index	17.76%	13.67%	14.25%

Hypothetical Investments in MassMutual Select Equity Opportunities Fund Class R4 and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	15.70%	10.86%
Russell 1000 Index	17.76%	12.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 24.80%, underperforming the 26.30% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, security selection drove the Fund’s underperformance relative to the benchmark, as less-than-favorable selection within the health care, information technology, and industrials sectors detracted. This was partially offset by stronger stock selection within consumer discretionary, energy, and materials. Sector allocation, a residual of the Fund’s bottom-up stock selection process, aided relative performance, driven by the Fund’s underweight allocation (compared to the benchmark) to consumer staples and its overweight stake in information technology.

With respect to specific Fund holdings, top detractors from benchmark-relative returns included an underweight position in Apple (information technology) and the Fund’s position in Celgene (health care). Apple, which designs, manufactures, and markets communication and media devices and sells software, services, and accessories, outperformed, driven by strong revenue growth and increased demand for its services and wearable businesses. Apple has preserved margins within the iPhone business by raising prices as sales have slowed down. Celgene, a multi-national biotechnology company, discovers, develops, and commercializes therapies that treat cancer and immune-inflammatory diseases. Celgene’s main revenue driver is the drug Revlimid, which treats bone marrow cancer (multiple myeloma). Shares were weighed down by lower-than-expected demand for Revlimid, as well as fears of its product sales being lost to less-expensive generic competitors. Fund management eliminated the Fund’s position in Celgene.

Fund holdings that were top contributors to relative performance included NetApp (information technology) and TJX Companies (consumer discretionary). NetApp, which provides storage and data management solutions for corporations, government agencies, and universities, raised its guidance for fiscal year 2019 amid a favorable backdrop for corporate information technology spending. TJX, the largest global off-price apparel and home goods retailer (which operates the TJ Maxx, Marshalls, and Home Goods brands) also contributed to positive relative returns. During the year, its shares outperformed after management reported strong consecutive quarterly earnings on the heels of strong same-store sales and better-than-expected 2018 guidance. TJX, which has been a beneficiary of tax reform, is committed to returning some of that windfall to shareholders. They announced a 25% hike in the dividend and doubled the share buyback program.

Subadviser outlook

Wellington Management remains true to its investment philosophy for the Fund and continues to endeavor to build a portfolio of holdings with higher growth, better quality, and a more attractive valuation profile. Wellington Management believes it has an attractive portfolio of companies with strong balance sheets, solid growth opportunities, and high returns on capital.

As of the end of the period, the Fund’s largest overweight allocations were in the information technology and energy sectors, whereas its largest underweight stakes were in the industrials and consumer staples sectors.

Wellington Management continues to favor companies with high return to capital and sustainable competitive advantage in their respective industries, which can reinvest their returns to strengthen their competitive positions.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/18

Microsoft Corp.	7.1%
Alphabet, Inc. Class C	5.4%
Amazon.com, Inc.	5.3%
Apple, Inc.	3.9%
Visa, Inc. Class A	3.0%
The Home Depot, Inc.	2.8%
Mastercard, Inc. Class A	2.5%
The TJX Cos., Inc.	1.9%
Bristol-Myers Squibb Co.	1.7%
salesforce.com, Inc.	1.7%

35.3%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/18

Technology	25.9%
Consumer, Non-cyclical	23.1%
Communications	17.0%
Consumer, Cyclical	12.0%
Financial	11.0%
Industrial	5.4%
Energy	4.6%
Basic Materials	1.7%
Mutual Funds	1.4%

Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	24.80%	15.20%	14.87%
Service Class	24.72%	15.10%	14.76%
Administrative Class	24.71%	14.97%	14.62%
Class A	24.31%	14.68%	14.31%
Class A (sales load deducted)*	17.48%	13.39%	13.66%
Class R3	24.08%	14.50%	14.04%
Russell 1000 Growth Index	26.30%	16.58%	14.31%

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class I, Class R4, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	24.98%	14.43%
Class R4	24.48%	13.92%
Russell 1000 Growth Index	26.30%	15.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 61% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 39% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 23.31%, underperforming the 26.30% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund significantly outperformed the 17.91% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, broadly speaking, stock selection detracted slightly from relative performance, while sector allocation contributed to relative performance for the T. Rowe Price component of the Fund. The information technology and financial sectors detracted from relative results, whereas the consumer discretionary, health care, and consumer staples were the biggest drivers of relative performance. Fund component holdings in information technology weighed on relative returns, as investor enthusiasm for China-based e-commerce company Alibaba waned due to concerns over trade and regulatory uncertainty in China and the impending departure of the Chairman and founder Jack Ma. Additionally, an underweight stake (relative to the benchmark) in Apple, due to concerns over market saturation and the elongation of replacement cycles in a mature smartphone market, hindered returns. Fund component holdings in the financial sector also detracted from relative performance, as did a significant overweight to the sector. Shares of Morgan Stanley came under pressure on investor concerns over decelerating transaction revenue and compression of advisory fees affecting results of the company’s wealth management division. Turning to the positive, Fund component holdings in consumer discretionary bolstered the Fund component’s relative performance. Shares of Amazon marched higher, driven by core retail strength in North America. Shares of Netflix also traded upward as both domestic and international subscriptions continued to build, driven by strong content lineup and the growth of bundling deals. Stock selection in health care also contributed, notably Fund component holding Intuitive Surgical, whose robotic surgical system helped drive shares higher over the past year.

Within the Loomis Sayles segment of the Fund, stock selection in the information technology, health care, consumer staples, energy, financials, and industrials sectors detracted from fiscal year performance, whereas stock selection in the consumer discretionary sector contributed to relative returns. With respect to Fund component holdings, Schlumberger and Cerner were the largest detractors; Amazon and Visa were the top contributors. Schlumberger, the world’s leading oil field services company, reported global sales that were 13% higher compared with the year-ago period, but stocks in the oil services sector came under pressure on short-term concerns around slowing activity in North America and the potential impacts on oil demand from trade disputes and emerging market weakness. Cerner, a leading supplier of health care information technology solutions, reported financial results that were fundamentally solid, but mixed from an expectations standpoint due in part to the timing of several large new contracts that were delayed, but ultimately signed. Online retailer Amazon reported healthy fundamentals and strong growth in revenue during the period. Visa, the largest payments technology company in the world, reported revenue and earnings that were both strong and above market expectations.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price believes that U.S. large-cap equity valuations appear moderately expensive as we enter the fourth quarter of 2018 – and that we are in the later innings of the economic cycle. However, T. Rowe Price’s view is that the growth outlook appears strong in the U.S. in the near term – confidence remains high, and last year’s tax cut package continues to benefit consumers and corporations. T. Rowe Price believes that deregulation efforts, including lifting some restrictions on the U.S. banking industry, also have the potential to support returns. By its estimation, the outlook for global earnings growth remains quite strong; but T. Rowe Price also recognizes that this year’s tax benefit could create tough comparisons in early 2019. Although corporate fundamentals look solid, T. Rowe Price believes that political developments, especially the U.S./China trade dispute, could be a challenge for investors – and possibly even affect what sectors and stocks emerge as market leaders in coming months.

The Loomis Sayles investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. As of September 30, 2018, Loomis Sayles held overweight stakes in the consumer staples, energy, financials, and health care sectors – and underweight positions in the industrials, consumer discretionary, and information technology sectors. The Loomis Sayles Fund component held no positions in the materials, real estate, telecommunication services, or utilities sectors.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/18

Amazon.com, Inc.	9.9%
Microsoft Corp.	4.6%
Visa, Inc. Class A	4.3%
Facebook, Inc. Class A	4.3%
Alibaba Group Holding Ltd. Sponsored ADR	3.7%
Alphabet, Inc. Class C	3.5%
The Boeing Co.	2.2%
Booking Holdings, Inc.	2.1%
Alphabet, Inc. Class A	2.1%
Oracle Corp.	1.9%

38.6%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/18

Communications	29.2%
Consumer, Non-cyclical	24.1%
Technology	17.8%
Financial	11.9%
Industrial	7.5%
Consumer, Cyclical	7.0%
Energy	1.0%
Basic Materials	0.3%
Utilities	0.2%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	23.31%	16.84%	15.22%
Service Class	23.21%	16.74%	15.12%
Administrative Class	23.08%	16.60%	14.97%
Class A	22.76%	16.33%	14.70%
Class A (sales load deducted)*	16.01%	15.02%	14.06%
Class R3	22.57%	16.13%	14.43%
Russell 1000 Growth Index#	26.30%	16.58%	14.31%
S&P 500 Index	17.91%	13.95%	11.97%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class I, Class R4, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	23.49%	16.16%
Class R4	22.92%	15.64%
Russell 1000 Growth Index#	26.30%	15.71%
S&P 500 Index	17.91%	12.62%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 51% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 49% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 25.58%, underperforming the 26.30% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the Fund component holdings within the Sands Capital segment of the Fund that were the largest individual detractors from relative returns were: Incyte, a biopharmaceutical company with a focus on oncology; Regeneron Pharmaceuticals, a biotechnology company focused on developing drugs for an array of debilitating medical conditions; Floor & Decor, a supplier of hard flooring products; Under Armour, a leading designer and manufacturer of branded athletic performance apparel; and Lending Club, an online marketplace-lending platform. On a relative basis, the Fund component holdings that were the largest individual contributors to investment results were: Netflix, a leading online video streaming subscription service in the U.S.; Salesforce, one of the leading providers of enterprise software-as-a-service; Amazon, the largest U.S. ecommerce business; ServiceNow, one of the leading providers of information technology service management; and Adobe Systems, a leader in the content creation and editing market, as well as the emerging digital marketing software space.

Within the Jackson Square component of the Fund, in terms of individual Fund component holdings, the largest detractors from performance during the period were Celgene Corporation, Inc.; Dentsply Sirona Inc.; and Liberty Global Plc. U.S.-based biotechnology firm Celgene underperformed due to the failure of a Crohn’s disease drug in clinical trials, which created concerns regarding the depth of Celgene’s pipeline. Additionally, disappointing earnings during the period resulted from lower-than-expected pricing and higher marketing spending for Otezla, a pill developed for psoriasis. Company management believes price discounting to increase market share in future years is the right strategy, albeit at the expense of revenue and earnings expectations for the next few years. Because Fund management believed these issues represented fundamental changes at the company level, they exited the position. The Fund component holdings that were the top contributors to performance included MasterCard Incorporated; PayPal Holdings; and Illumina, Inc., manufacturer and marketer of life science tools and integrated systems for large-scale analysis of genetic variation and function. Mastercard repeatedly reported strong earnings and revised multi-year estimates higher. Fund management believes the company’s operating margins will continue to expand in the near to mid-term.

Subadviser outlook

Sands Capital believes that its Fund component owns companies that are positioned to deliver strong business results and earnings growth over a 5- to 10-year investment horizon. Sands Capital’s focus on the sustainability of a business’s future earnings growth typically steers toward companies it believes are benefiting from secular trends that could potentially provide growth tailwinds throughout economic cycles. Sands Capital has high conviction in the long-term growth estimates for this Fund component’s holdings.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

In the view of Jackson Square, President’s Trump’s unconventional style as a head of state and various controversies surrounding his administration may hamper significant policy change. In the short term, Jackson Square is mindful of the potential macroeconomic implications of Trump’s policy shifts with respect to economic growth, as well as higher corporate and personal incomes from lower tax rates. More recently, President Trump’s comments and public positioning on global trade have created more investor concerns about how a potential global trade war might impact the pace of economic growth. While the upcoming mid-term elections bear close scrutiny, it is too early to determine the long-term magnitude of such outcomes. Nevertheless, Jackson Square intends to closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/18

Visa, Inc. Class A	7.0%
Amazon.com, Inc.	4.7%
Alphabet, Inc. Class A	4.5%
Microsoft Corp.	4.4%
Alibaba Group Holding Ltd. Sponsored ADR	4.2%
Illumina, Inc.	3.6%
salesforce.com, Inc.	3.2%
Netflix, Inc.	3.2%
ServiceNow, Inc.	3.0%
Mastercard, Inc. Class A	2.8%

40.6%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/18

Communications	28.6%
Consumer, Non-cyclical	23.0%
Technology	22.6%
Financial	19.1%
Consumer, Cyclical	3.6%
Industrial	1.9%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	25.58%	13.66%	15.15%
Service Class	25.52%	13.55%	15.05%
Administrative Class	25.36%	13.43%	14.90%
Class A	25.08%	13.16%	14.61%
Class A (sales load deducted)*	18.20%	11.88%	13.96%
Class R3	24.93%	12.96%	14.35%
Russell 1000 Growth Index	26.30%	16.58%	14.31%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/7/11 - 9/30/18
Class I	25.68%	13.79%	16.62%
Russell 1000 Growth Index	26.30%	16.58%	17.32%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R4 and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	25.17%	12.35%
Russell 1000 Growth Index	26.30%	15.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century). Effective June 19, 2018, Systematic Financial Management, L.P. (Systematic) was removed as co-subadviser of the Fund.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 8.18%, underperforming the 8.81% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to American Century’s management of the Fund for the year ended September 30, 2018, stock choices in the energy sector detracted from relative performance. Natural gas exploration and pipeline company EQT was one Fund component holding that was a key detractor – due in part to a delay and cost overruns in a large pipeline project and weakness in natural gas supply/demand fundamentals. However, American Century’s overweight in the energy sector, relative to the benchmark, boosted relative returns, as the sector rallied amid higher oil prices. Stock selection and an overweight stake in the financial sector also weighed on performance. Fund component holding Invesco lagged its peers, detracting from relative returns, due in part to rumors that it would acquire OppenheimerFunds. Worse-than-expected net flows also pressured the stock. While an underweight in the utilities sector was slightly additive, stock choices within the sector weighed on returns. Fund component holding PG&E, an electric utility, underperformed early in the fiscal period after media reports linked PG&E’s equipment to the Northern California wildfires, creating liability concerns. Fund management exited the position. On the positive side, returns were boosted by stock selection in, and an underweight allocation to, the consumer discretionary sector. Advance Auto Parts was a key contributor, rallying on better-than-expected results for its most recent quarter. Selection in the health care sector was also additive, with outperformance among health care providers and services holdings. An underweight in the real estate sector also contributed to the Fund’s relative returns. Fund management buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to derivatives did not have a material effect on performance for the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

For the portion of the year that Systematic served as co-subadviser of the Fund (October 1, 2017–June 18, 2018), two sectors – industrials and materials – underperformed versus the benchmark. Overall, sector allocation had a positive impact on performance. An underweight to the financial sector had a slightly negative impact on results, while an underweight to utilities and overweight to information technology contributed. One Fund component holding that underperformed during the period was Knight-Swift, a truckload carrier and provider of transportation solutions. Knight-Swift had benefited from an improving U.S. economy as well as supply-side constraints. In early 2018, the company outperformed consensus estimates; however, the stock ultimately underperformed, on investor concerns that the pricing cycle that had proved favorable for the company (due to a driver shortage) had peaked. One Fund component holding that contributed to positive performance was Energen Corp. The oil and natural gas exploration and production company benefited from high oil prices, the company’s outperformance of analyst earnings, oil production expectations, and the company’s elevated full-year 2018 production guidance.

Subadviser outlook

As of September 30, 2018, American Century reports that the Fund held a key overweight stake in the financial sector. During the year, Fund management increased the portfolio’s weight in the financial sector. This overweight was driven primarily by holdings in the capital markets and banking industries. The sector weight has also decreased in the benchmark due to the reorganization of the Global Industry Classification Standard, which impacted various sectors, and became effective September 28, 2018. The Fund maintained its sizable underweight in the real estate sector on the belief that valuations in the sector generally remain inflated.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/18

Zimmer Biomet Holdings, Inc.	3.2%
iShares Russell Mid-Cap Value ETF	2.8%
Hubbell, Inc.	2.3%
Northern Trust Corp.	2.1%
Invesco Ltd.	2.0%
BB&T Corp.	2.0%
WestRock Co.	1.7%
Ameriprise Financial, Inc.	1.6%
Weyerhaeuser Co.	1.6%
Xcel Energy, Inc.	1.5%

20.8%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 9/30/18

Financial	26.6%
Industrial	19.0%
Consumer, Non-cyclical	17.0%
Consumer, Cyclical	9.9%
Energy	9.4%
Utilities	7.2%
Technology	4.8%
Mutual Funds	2.8%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	8.18%	8.92%	10.20%
Service Class	8.03%	8.82%	10.10%
Administrative Class	8.08%	8.72%	9.95%
Class A	7.73%	8.43%	9.68%
Class A (sales load deducted)*	1.81%	7.21%	9.06%
Class R3	7.66%	8.29%	9.44%
Russell Midcap Value Index	8.81%	10.72%	11.29%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class I and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/7/11 - 9/30/18
Class I	8.30%	9.05%	12.26%
Russell Midcap Value Index	8.81%	10.72%	13.94%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R4 and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	7.89%	7.09%
Russell Midcap Value Index	8.81%	8.72%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 56% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 44% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 12.80%, outperforming the 9.33% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, strong security selection in the industrials and health care sectors helped the Wellington Management component of the Fund outperform its benchmark. An underweight to the real estate sector, relative to the benchmark, and an overweight to the health care sector both contributed, while underweight allocations to the consumer discretionary and energy sectors detracted. Fund component holdings that were among the top relative contributors for the period were FTI Consulting (industrials) and Haemonetics (health care). FTI Consulting – a business advisory firm specializing in the fields of corporate finance, restructuring, economic consulting, forensic and litigation consulting, strategic communications, and technology – reported higher-than-expected earnings. Haemonetics, a global provider of blood and plasma supplies and services, rose partly due to its continued success in transforming its operating results and product mix under a new CEO. Fund component holdings that were among the top relative detractors for the period included Diebold Nixdorf (information technology) and Belden (information technology). Diebold Nixdorf, a global provider of ATM, point-of-sale, and self-checkout systems, experienced a significant decline after the company announced another disappointing quarter and outlook. The company has struggled in the execution of the acquisition of Diebold with Wincor Nixdorf – and this has been exacerbated by weak ATM market demand, supply cost increases and disruptions, and increased competitive pressures. Fund management eliminated its position in the company during the period. Belden, a provider of signal transmission solutions for customers in enterprise and industrial end-markets, declined due to poor results from its broadcast solutions segment.

Within the Barrow Hanley segment, Fund component holdings that were among the top contributors included commercial properties and fabricated decking company Trex Company (industrials) and inpatient rehabilitation, home health and hospice care provider Encompass Health Corporation (health care). Both are virtually free of foreign exposure and possess much higher-than-average internal growth rates. On the other hand, Fund component holdings that were among the detractors from performance for the year were home appliance manufacturer Whirlpool Corporation (consumer discretionary) and silicon metal producer Ferroglobe PLC (materials). Both are global companies with greater-than-average cyclical exposure to the economy and trade fears.

Subadviser outlook

Based on Wellington Management’s three- to five-year time horizon, it continues to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. At the end of the period, the Fund component held its largest overweight in the industrials, materials, and consumer staples sectors. Examples of several names managers added to the Fund component during the period include Physicians Realty Trust (real estate), Stepan (materials), and Cooper Tire & Rubber (consumer discretionary). The Fund component held its largest underweight in the consumer discretionary, real estate, and utilities sectors as of September 30, 2018.

Barrow Hanley attempts to provide for the highest level of relative returns possible, regardless of market conditions. Consistent with this objective, Barrow Hanley believes that the market’s desire for safety away from low-visibility, small-cap equities always creates opportunities. Its view is that sooner or later, markets tend to normalize – and when this occurs, those with the discipline to remain apart from the crowd and, particularly, seek out unpopular opportunities, may have the potential to benefit disproportionately.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/18

Allegheny Technologies, Inc.	1.9%
Brooks Automation, Inc.	1.7%
II-VI, Inc.	1.6%
Texas Capital Bancshares, Inc.	1.6%
Encompass Health Corp.	1.6%
Simpson Manufacturing Co., Inc.	1.5%
Federal Signal Corp.	1.5%
American Axle & Manufacturing Holdings, Inc.	1.5%
MGIC Investment Corp.	1.4%
Diodes, Inc.	1.3%

15.6%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/18

Industrial	31.1%
Financial	22.9%
Consumer, Non-cyclical	12.9%
Basic Materials	7.7%
Technology	7.6%
Consumer, Cyclical	6.8%
Energy	3.5%
Utilities	1.5%
Communications	1.4%
Diversified	0.7%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	12.80%	10.76%	11.06%
Service Class	12.66%	10.66%	10.94%
Administrative Class	12.57%	10.54%	10.78%
Class A	12.26%	10.25%	10.51%
Class A (sales load deducted)*	6.08%	9.01%	9.89%
Russell 2000 Value Index	9.33%	9.91%	9.52%

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class I, Class R4, Class R3, and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	12.92%	9.37%
Class R4	12.37%	8.89%
Class R3	12.14%	8.62%
Russell 2000 Value Index	9.33%	8.47%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 40% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 32% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 28% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 8.35%, underperforming the 9.33% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund significantly underperformed the 15.24% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, stock selection in the energy sector detracted from relative performance for the Federated Clover segment of the Fund. U.S. Silica Holdings, Inc., a producer and supplier of silica sand and other industrial minerals, was one Fund component holding that detracted from performance. Industrials was also among the weaker-performing sectors, relative to the benchmark. In particular, Fund component holding lift truck manufacturer Hyster-Yale Materials Handling, Inc. posted disappointing results. Stock selection in the consumer staples sector had the greatest positive impact on benchmark-relative performance, as Simply Good Foods Co. and Snyder’s-Lance, Inc. (both snack food manufacturers) were standout performers among Federated Clover’s Fund component holdings within the sector. Internet phone service provider Vonage Holdings Corp., a Fund component holding in the telecommunications sector (which, at the end of September was renamed the communications services sector) contributed to results by delivering notable returns. Other Fund component holdings that were notable contributors included petroleum refiner and supplier PBF Energy, Inc.; footwear manufacturer Crocs, Inc.; and pharmaceutical services firm Medpace Holdings, Inc.

For the T. Rowe Price segment of the Fund, the materials industry was the top detractor for the period, due to stock selection. Clearwater Paper, a producer of tissue and paperboard products, is a Fund component holding that underperformed, due to investor concerns on short-term issues like the potential threat of imports in the tissue paper market and rising transportation costs. The real estate sector also detracted from relative results due to stock choices. Turning to the positive, one notable Fund component holding was Haemonetics, a company focused on customer products involving the processing, handling, and analysis of blood. Their restructuring efforts under a new management team showed early signs of stabilization. Molina Healthcare, a Medicaid-managed care company that is in the middle stages of an operational turnaround after many years of underperformance, reported very favorable results in its most recent earnings release, driven by a better-than-expected medical loss ratio and the limiting of expenses. Favorable stock selection in the information technology, financial, and consumer staples sectors also contributed to performance for the period. As of September 30, 2018, the T. Rowe Price Fund component held warrants generating minimal exposure. (A warrant gives the holder the right, but not the obligation, to buy an underlying security at a certain price, quantity and future time.) These instruments were held at various points during the period, and the estimated return impact for the T. Rowe Price Fund component was 0.04% for the year.

With respect to the Invesco component of the Fund, the sectors that detracted the most from performance were industrials, financials, and technology. Within the industrials sector, an overweight to the marine cargo company Textainer Group detracted from returns, as this Fund component holding’s earnings declined on increasing finance costs. Also within industrials, the

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Caribbean airliner Copa Holdings was another Fund component holding whose shares came under pressure, due to higher fuel prices and concerns that economic turmoil in South America would reduce traffic and revenues. Aiding performance were Fund component holdings within the consumer discretionary, energy, and materials sectors. Within consumer discretionary, Weight Watchers International rose 74% as the company partnered with Oprah Winfrey – and the company’s transition to an online subscription model resulted in the acceleration of both memberships and net income. With regard to Fund component holdings in the energy sector, offshore driller W&T Offshore climbed 126% due to stronger oil prices, which allayed investor concerns over its debt load. Additionally, overweight exposures to communication services and health care proved positive. Invesco maintains a nominal position in e-mini Russell 2000 Index futures contracts. These are used to gain market exposure on the Invesco Fund component’s cash position so that the Invesco component remains fully exposed to the market at all times. These liquid, exchange-traded futures contracts did not have a material impact on returns during the reporting period.

Subadviser outlook

There was a good deal of volatility in the financial markets over the reporting period. Political tensions also ran high in the U.S. and abroad. While small-cap stocks lagged their large-cap counterparts, Federated Clover believes small-cap stocks could be poised to benefit from several potential tailwinds. Federated Clover believes that global trade tensions have increased the attractiveness of smaller companies, which are less exposed to foreign markets than their larger peers. Tax reform and the strengthening dollar may also provide benefits to smaller companies, in Federated Clover’s opinion.

In the view of T. Rowe Price, despite their recent underperformance, small-caps remain relatively appealing because they are more closely tied to the domestic economy and are less vulnerable to rising trade tensions. Small-cap valuations are also less elevated compared to those of large-caps. T. Rowe Price believes there is the potential for some small-caps to get a boost as they become the target of takeover offers from large-cap companies trying to put recently repatriated cash to work.

The Invesco team employs bottom-up stock selection in its investment process and does not rely on top-down macroeconomic analyses or forecasts. However, Invesco does provide regional outlooks on a quarterly basis. In its most recent forecast, Invesco observed that the expansion is continuing in the U.S. business cycle, as reflected in rising employment, strong gross domestic product (GDP) growth, and rising equity and real estate prices. Thanks to rising energy prices, inflation finally reached the Federal Reserve’s 2% target. Invesco believes that the interest rate policy has the potential to remain gradual and not upend economic growth.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/18

IBERIABANK Corp.	1.2%
Spire, Inc.	1.1%
Chemical Financial Corp.	1.1%
First Midwest Bancorp, Inc.	1.1%
El Paso Electric Co.	0.9%
Washington Real Estate Investment Trust	0.9%
First Interstate BancSystem, Inc. Class A	0.9%
Chesapeake Lodging Trust	0.9%
Cousins Properties, Inc.	0.9%
Rexnord Corp.	0.8%

9.8%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 9/30/18

Financial	35.3%
Industrial	13.9%
Consumer, Non-cyclical	13.0%
Energy	8.9%
Consumer, Cyclical	7.9%
Communications	6.2%
Utilities	5.0%
Basic Materials	4.4%
Mutual Funds	3.1%
Technology	2.9%

Total Long-Term Investments	100.6%
Short-Term Investments and Other Assets and Liabilities	(0.6)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	8.35%	9.09%	9.55%
Service Class	8.34%	9.00%	9.48%
Administrative Class	8.14%	8.87%	9.34%
Class A	7.84%	8.59%	9.06%
Class A (sales load deducted)*	1.91%	7.37%	8.45%
Class R3	7.76%	8.44%	8.82%
Russell 2000 Value Index#	9.33%	9.91%	9.52%
Russell 2000 Index	15.24%	11.07%	11.11%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/15/10 - 9/30/18
Class I	8.45%	9.21%	11.15%
Russell 2000 Value Index#	9.33%	9.91%	11.68%
Russell 2000 Index	15.24%	11.07%	13.05%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R4, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	7.95%	7.08%
Russell 2000 Value Index#	9.33%	8.47%
Russell 2000 Index	15.24%	10.03%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 13.99%, underperforming the 14.21% return of the Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees, expenses, and taxes necessary for the management and operation of the Fund. The Index is not subject to fees, expenses, or taxes and it is not possible to invest directly in the Index.

For the year ended September 30, 2018, the top-performing sectors within the Index were energy and health care, returning 33.03% and 31.10%, respectively. Consumer staples and materials were the worst-performing sectors for this period, with returns of 4.34% and 4.97%, respectively.

During the 12-month period ended September 30, 2018, U.S. equities continued the current nine-year bull market rally. The S&P 500® Index posted solid gains for the year, hitting new all-time highs and managing increasing volatility. Markets rallied, despite a rough first few months of 2018 – shrugging off geopolitical turmoil driven by continued talks of U.S. trade wars with varying countries. Instead, investors focused on continued global growth.

The Federal Reserve Board (the Fed) raised rates four times over the past fiscal year – in December, March, June and September – pushing the Fed target rate to 2.25%. Going forward, the Fed announced plans for continued gradual interest rate increases. These announcements, coupled with U.S. tax reform, have led to an increase in inflation expectations and interest rates.

Long-term interest rates remained low, with the 10-year U.S. Treasury yield hovering around 3% for most of the year. Investment-grade and high-yield credit spreads tightened, as investors returned their focus to finding yield in a low-rate environment. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Subadviser outlook

Numerous forces will continue to influence the direction that the markets will take as we head into 2019. Fund management believes these include central bank policy in both the United States and throughout the world, geopolitical tensions and trade war rhetoric, as well as the political strife in the U.S., which has been center stage throughout the recent Supreme Court nomination process and the run-up to the mid-term elections. NTI believes, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the Index.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/18

Fortinet, Inc.	0.7%
Keysight Technologies, Inc.	0.7%
Jack Henry & Associates, Inc.	0.7%
Domino’s Pizza, Inc.	0.7%
Teleflex, Inc.	0.7%
IDEX Corp.	0.6%
PTC, Inc.	0.6%
Trimble, Inc.	0.6%
Steel Dynamics, Inc.	0.6%
Old Dominion Freight Line, Inc.	0.6%

6.5%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 9/30/18

Financial	23.6%
Industrial	18.0%
Consumer, Non-cyclical	15.9%
Consumer, Cyclical	12.5%
Technology	10.4%
Energy	5.6%
Basic Materials	5.0%
Utilities	4.5%
Communications	3.1%
Mutual Funds	3.1%

Total Long-Term Investments	101.7%
Short-Term Investments and Other Assets and Liabilities	(1.7)%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 7/26/12 - 9/30/18
Class I	14.06%	11.67%	15.16%
Class R5	13.99%	11.54%	15.04%
Service Class	13.82%	11.39%	14.88%
Administrative Class	13.64%	11.27%	14.76%
Class A	13.42%	11.00%	14.47%
Class A (sales load deducted)*	7.19%	9.75%	13.43%
S&P MidCap 400 Index	14.21%	11.91%	15.42%

Hypothetical Investments in MM S&P Mid Cap Index Fund Class R4, Class R3, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	13.51%	9.80%
Class R3	13.20%	9.54%
S&P MidCap 400 Index	14.21%	10.58%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 15.07%, underperforming the 15.24% return of the Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees, expenses, and taxes necessary for the management and operation of the Fund. The Index is not subject to fees, expenses, or taxes and it is not possible to invest directly in the Index.

For the year ended September 30, 2018, the top-performing sectors within the Index were communication services and health care, returning 37.72% and 27.12%, respectively. Real estate and utilities were the worst-performing sectors for this period, with returns of 2.92% and 5.24%, respectively.

During the 12-month period ended September 30, 2018, U.S. equities continued the current nine-year bull market rally. The S&P 500® Index posted solid gains for the year, hitting new all-time highs and managing increasing volatility. Markets rallied, despite a rough first few months of 2018 – shrugging off geopolitical turmoil driven by continued talks of U.S. trade wars with varying countries. Instead, investors focused on continued global growth.

The Federal Reserve Board (the Fed) raised rates four times over the past fiscal year – in December, March, June and September – pushing the Fed target rate to 2.25%. Going forward, the Fed announced plans for continued gradual interest rate increases. These announcements, coupled with U.S. tax reform, have led to an increase in inflation expectations and interest rates.

Long-term interest rates remained low, with the 10-year U.S. Treasury yield hovering around 3% for most of the year. Investment-grade and high-yield credit spreads tightened, as investors returned their focus to finding yield in a low-rate environment. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Subadviser outlook

Numerous forces will continue to influence the direction that the markets will take as we head into 2019. Fund management believes these include central bank policy in both the United States and throughout the world, geopolitical tensions and trade war rhetoric, as well as the political strife in the U.S., which has been center stage throughout the recent Supreme Court nomination process and the run-up to the mid-term elections. NTI believes, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the Index.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/18

Five Below, Inc.	0.3%
Etsy, Inc.	0.3%
Integrated Device Technology, Inc.	0.3%
LivaNova PLC	0.3%
Haemonetics Corp.	0.3%
Teladoc Health, Inc.	0.3%
Ligand Pharmaceuticals, Inc.	0.3%
HubSpot, Inc.	0.2%
Primerica, Inc.	0.2%
HealthEquity, Inc.	0.2%

2.7%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/18

Financial	23.9%
Consumer, Non-cyclical	22.2%
Industrial	13.2%
Consumer, Cyclical	12.7%
Technology	9.9%
Mutual Funds	8.2%
Communications	6.1%
Energy	5.0%
Basic Materials	3.3%
Utilities	2.9%

Total Long-Term Investments	107.4%
Short-Term Investments and Other Assets and Liabilities	(7.4)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 7/26/12 - 9/30/18
Class I	15.17%	11.03%	15.16%
Class R5	15.07%	10.93%	15.06%
Service Class	14.86%	10.74%	14.86%
Administrative Class	14.80%	10.63%	14.76%
Class A	14.52%	10.36%	14.44%
Class A (sales load deducted)*	8.22%	9.12%	13.40%
Russell 2000 Index	15.24%	11.07%	15.22%

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	14.60%	9.48%
Class R3	14.38%	9.22%
Russell 2000 Index	15.24%	10.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 74% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 26% of the Fund’s portfolio, as of September 30, 2018.

Except as noted below, the MassMutual Select Mid Cap Growth Fund has not been available for purchase by new investors since August 15, 2018. Customers who were invested in the Fund on August 15, 2018 will continue to be able to invest. Investment products and programs offered by MassMutual or its affiliates, including, but not limited to, certain separate investment accounts, mutual funds, collective trust funds, qualified and non-qualified retirement plans, and IRA customers, as well as other institutional investors and programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm, may be able to purchase the Fund at the discretion of MML Advisers. Sales of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 17.06%, underperforming the 21.10% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, within the T. Rowe Price component of the Fund, stock selection detracted from relative performance, while sector allocation contributed. Within the health care sector, medical devices manufacturer Teleflex was one Fund component holding that lagged, after the company reported its third consecutive quarterly revenue growth disappointment. Another, behavioral health services provider Acadia Healthcare, fell after management reduced the company’s fiscal year guidance amid weaker volumes and higher operating costs. Security selection in consumer staples also hindered relative results, as Fund component holding Treehouse Foods, a manufacturer of packaged foods and beverages, declined in November 2017 as poor execution of two large acquisitions and margin pressure at food retail customers hurt results. Turning to the positive, stock selection in materials benefited relative performance, as coatings company RPM was a Fund component holding that rose following an announcement that activist investor Elliott Management had taken a sizable position in the company, raising expectations for a value-creating restructuring program. Another Fund component holding, Ball – a leading global manufacturer of metal food and beverage containers and packaging products – was pressured early in the year amid weakness in U.S. beer markets. Shares rebounded after Ball announced a joint venture project with Platinum Equity and closed one of its smaller Brazilian plants.

Within the Frontier component of the Fund, the largest detractor from relative performance was the information technology sector, where trade worries drove investors to more domestic-centered software companies and away from semiconductor stocks, such as Fund component holding Marvell. In industrials, higher inflation and wages hurt two other Fund component holdings – building materials distributor Beacon Roofing and trucking company Knight-Swift Transportation. Finally, in health care, Fund component holding Acadia Healthcare, the largest pure play provider of behavioral health care services, declined as its earnings were impacted by unfavorable policy changes in the United Kingdom. On the positive side, relative performance benefited from strong contributions from Fund component holdings in both the energy and consumer discretionary sectors. Within energy, Frontier’s focus on low-cost producers with solid acreage positions, such as Carrizo Oil and Gas, contributed to relative performance. In consumer discretionary, Fund management had been cautious and Frontier held an underweight stake at the

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

beginning of the period, but added to positions as the year progressed. These actions were ultimately rewarded, as three Fund component holdings contributed to full-year performance: auto suppliers O’Reilly Automotive and Advance Auto Parts, and dollar store Dollar General.

Subadviser outlook

T. Rowe Price believes that, while stock valuations are not close to those of the late 1990s, the current period of exuberance is worrisome because of the novel forces behind the market’s gains. Courtesy of the Federal Reserve’s extraordinary monetary easing, companies have enjoyed nearly a decade of cost-free financing, which has kept many subpar firms afloat and even growing. Cheap capital has allowed start-ups to sell goods and services at a loss and take market share from incumbents. Additionally, the growth of passive investing and the advent of exchange-traded funds have concentrated assets in stocks that have already done well and reduced the influence of value-sensitive active investors. In light of all these factors, T. Rowe Price is maintaining a relatively defensive posture, while adhering to its careful research process.

Fund management at Frontier remains constructive on the economy and corporate earnings, but guarded about valuations as we move toward 2019. Frontier is taking a selective approach to managing the Fund component’s exposure, especially in the frothy technology sector, while at the same time searching for attractive opportunities in health care, financials, and targeted consumer companies.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/18

The Cooper Cos., Inc.	2.1%
Teleflex, Inc.	1.9%
Worldpay, Inc. Class A	1.7%
Textron, Inc.	1.7%
Ball Corp.	1.5%
Dollar General Corp.	1.5%
Tapestry, Inc.	1.4%
Microchip Technology, Inc.	1.3%
Keysight Technologies, Inc.	1.3%
Harris Corp.	1.3%

15.7%

MassMutual Select Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	27.0%
Industrial	19.3%
Consumer, Cyclical	17.6%
Technology	14.3%
Financial	8.3%
Basic Materials	3.3%
Mutual Funds	2.8%
Communications	2.8%
Energy	1.9%
Utilities	0.7%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	17.06%	13.82%	14.00%
Service Class	16.90%	13.70%	13.90%
Administrative Class	16.85%	13.59%	13.75%
Class A	16.52%	13.31%	13.46%
Class A (sales load deducted)*	10.11%	12.03%	12.82%
Class R3	16.36%	13.12%	13.20%
Russell Midcap Growth Index	21.10%	13.00%	13.46%

Hypothetical Investments in MassMutual Select Mid Cap Growth Fund Class I and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/15/10 - 9/30/18
Class I	17.21%	13.95%	14.66%
Russell Midcap Growth Index	21.10%	13.00%	14.12%

Hypothetical Investments in MassMutual Select Mid Cap Growth Fund Class R4 and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	16.65%	12.34%
Russell Midcap Growth Index	21.10%	12.04%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 64% of the Fund’s portfolio; and OFI Global Institutional, Inc. (OFI Global), which oversaw approximately 36% of the Fund’s portfolio, as of September 30, 2018.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 27.87%, outperforming, by a wide margin, the 21.06% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also significantly outperformed the 15.24% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, within the Wellington Management component of the Fund, strong security selection in the health care and information technology sectors was a primary driver of the Fund component’s outperformance of the benchmark. This was partially offset by weaker selection within consumer discretionary and industrials, as well as an underweight allocation, relative to the benchmark, to the strong-performing health care sector. Fund component holdings that were among the top relative contributors for the period were Molina Healthcare (health care), Haemonetics (health care), and Trade Desk (information technology). Molina Healthcare, a managed care company, was selected by the Puerto Rico Health Insurance Administration to administer the Commonwealth’s new Medicaid Managed Care contract. Haemonetics, a global provider of blood and plasma supplies and services, rose after the company reported better-than-expected earnings, driven by an uptick in revenue and profits in their plasma organic segment. Trade Desk, an online technology platform for digital media buyers, surpassed top- and bottom-line estimates, as reported in their August earnings release. Fund component holdings that were among the top detractors from relative returns included Floor & Décor (consumer discretionary) and Beacon Roofing (industrials). Shares of Floor & Décor, a specialty flooring retailer, sold off after softer-than-expected second-quarter sales growth, lower same-store-sales, and third-quarter guidance that was below consensus expectations. Beacon Roofing, which sells residential and non-residential roofing products, struggled to pass along costs, and reported adverse mix changes in its business lines. Fund management eliminated the holding.

Primarily driving outperformance for the OFI Global segment of the Fund was stock selection in the health care, information technology, and consumer discretionary sectors. Detracting from returns was the Fund component’s overweight position in financials and its lack of exposure to consumer staples. Fund component holdings that were among the top contributors to full-year returns included ABIOMED, Inc. (health care); Ollie’s Bargain Outlet Holdings, Inc. (consumer discretionary); and RingCentral, Inc. (information technology). The share price of ABIOMED, a manufacturer of medical devices used to support heart function during cardiac procedures, rose, as the company received two new FDA approvals for their heart pump. Ollie’s Bargain Outlet Holdings, which engages in the retail of closeouts, excess inventory, and salvage merchandise, reported strong quarterly and fiscal year results. RingCentral, a global provider of cloud enterprise-unified communications and collaboration solutions, reported strong fiscal year 2017 and second-quarter 2018 results. Fund component holdings that were among the top detractors from returns included Summit Materials, Inc. (materials); Rogers Corporation (information technology); and ACADIA Pharmaceuticals, Inc. (health care). Summit Materials is a construction materials company that reported earnings short of analysts’ expectations. The Fund component exited its position. Rogers Corporation – which provides solutions for power electronics, foams for cushioning and protective sealing, and high-frequency printed circuit materials – had mixed fourth-quarter

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

2017 results, with higher sales, but earnings per share that fell short of analysts’ expectations. ACADIA Pharmaceuticals, a biotechnology company that develops biopharmaceutical products to address central nervous system disorders, reported lower sales than expected for Nuplazid, its treatment for Parkinson’s psychosis. The Fund component exited its position.

Subadviser outlook

Wellington Management notes that its investment approach emphasizes individual stock selection; sector weights are a residual of the bottom-up investment process. However, Wellington Management does regularly consider diversification across economic sectors and industries, and continually monitors portfolio risk. Wellington Management continues to find attractively valued investment opportunities created by the inefficiencies frequently found among small-cap companies. At the end of the period, the Fund component held its largest overweight allocations in the financial, industrials, and materials sectors – and its most underweight stakes in the consumer staples, consumer discretionary, and energy sectors.

OFI Global believes that the U.S. economy has the potential to expand at a rate of 2.7% to 3.0% in 2018 – driven by fiscal stimulus in the form of both tax cuts and spending increases, and the additional benefits from reduced regulations. Although interest rates remain very low in a historical context, OFI Global believes the Federal Reserve will continue to normalize monetary policy by gradually raising short-term rates. In OFI Global’s view, equity valuations remain high, but have moderated due to favorable earnings revisions and the recent market correction. The opportunity set remains compelling and OFI Global expects stock selection to continue to drive the Fund component’s relative performance.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/18

Insulet Corp.	1.9%
iShares Russell 2000 Index Fund	1.4%
HubSpot, Inc.	1.2%
PRA Health Sciences, Inc.	1.0%
Haemonetics Corp.	1.0%
Ingevity Corp.	0.9%
Boyd Gaming Corp.	0.9%
Green Dot Corp. Class A	0.9%
Carpenter Technology Corp.	0.9%
Planet Fitness, Inc. Class A	0.9%

11.0%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	27.0%
Consumer, Cyclical	15.6%
Financial	14.9%
Technology	12.7%
Industrial	10.7%
Communications	8.5%
Mutual Funds	5.8%
Basic Materials	4.8%
Energy	3.2%
Utilities	0.3%

Total Long-Term Investments	103.5%
Short-Term Investments and Other Assets and Liabilities	(3.5)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	27.87%	12.72%	13.00%
Service Class	27.69%	12.59%	12.86%
Administrative Class	27.60%	12.48%	12.72%
Class A	27.25%	12.19%	12.44%
Class A (sales load deducted)*	20.25%	10.92%	11.80%
Class R3	27.10%	12.02%	12.18%
Russell 2000 Growth Index#	21.06%	12.14%	12.65%
Russell 2000 Index	15.24%	11.07%	11.11%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class I, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/15/10 - 9/30/18
Class I	27.96%	12.83%	14.32%
Russell 2000 Growth Index#	21.06%	12.14%	14.34%
Russell 2000 Index	15.24%	11.07%	13.05%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R4, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	27.44%	11.28%
Russell 2000 Growth Index#	21.06%	11.49%
Russell 2000 Index	15.24%	10.03%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 2.38%, underperforming the 2.74% return of the Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees and expenses, and it is not possible to invest directly in the Index.

For the year ended September 30, 2018, the top-performing sectors were energy and health care, returning 24.45% and 7.13%, respectively. Communication services and financials were the worst-performing sectors for this period, with returns of -53.65% and -4.17%, respectively.

The top-performing countries over this time period were Israel and Norway, returning 15.28% and 15.08%, respectively. China and Belgium were the worst-performing countries, with returns of -24.30% and -11.73%, respectively.

Global equity markets were slightly positive for the year, but underperformed the U.S. market due to mixed results between European and Japanese equity markets. European markets underperformed due to concerns surrounding Italy’s future growth and unresolved Brexit plans in the United Kingdom. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Japan managed to outpace the broader developed international markets.

The election of Matteo Salvini as Italy’s prime minister had investors concerned about more disruption in the eurozone and the future of the euro. Global trade policies also weighed on investors, as the U.S. threatened to increase tariffs on many of its trading partners in the wake of the White House’s questioning of trade policies with the U.S.

Continued escalation of a trade war with Europe or China has markets concerned about pressure on the global growth story. Global interest rates remained low and supportive of future economic growth.

Subadviser outlook

Numerous forces will continue to influence the direction that the markets will take as we head into 2019. Fund management believes these include central bank policy in both the United States and throughout the world, geopolitical tensions and trade war rhetoric, as well as the political strife in the U.S., which has been center stage throughout the recent Supreme Court nomination process and the run-up to the mid-term elections. NTI believes, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the Index.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/18

Nestle SA Registered	1.8%
Novartis AG Registered	1.3%
HSBC Holdings PLC	1.2%
Roche Holding AG	1.2%
Royal Dutch Shell PLC Class A	1.1%
Total SA	1.1%
BP PLC	1.0%
Toyota Motor Corp.	1.0%
Royal Dutch Shell PLC Class B	0.9%
SAP SE	0.8%

11.4%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	23.7%
Financial	22.5%
Consumer, Cyclical	12.8%
Industrial	12.5%
Basic Materials	7.0%
Energy	6.0%
Communications	5.8%
Technology	4.1%
Utilities	3.3%
Mutual Funds	1.6%
Diversified	0.5%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 7/25/12 - 9/30/18
Class I	2.49%	4.36%	9.04%
Class R5	2.38%	4.26%	8.93%
Service Class	2.26%	4.10%	8.76%
Administrative Class	2.15%	3.98%	8.65%
Class A	1.87%	3.72%	8.37%
Class A (sales load deducted)*	-3.73%	2.55%	7.38%
MSCI EAFE Index	2.74%	4.42%	9.06%

Hypothetical Investments in MM MSCI EAFE International Index Fund Class R4, Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	1.95%	2.89%
Class R3	1.69%	2.66%
MSCI EAFE Index	2.74%	3.48%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 60% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 40% of the Fund’s portfolio as of September 30, 2018. Effective December 12, 2017, J.P. Morgan Investment Management Inc. (J.P. Morgan) was removed as co-subadviser of the Fund.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned -0.11%, underperforming the 2.74% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, within the MFS component of the Fund, stock selection in both the leisure and health care sectors detracted from relative performance. Within the leisure sector, an overweight position, relative to the benchmark, in advertising and marketing firm WPP Group (United Kingdom) and Fund component holding Yum China (China), a fast food restaurant operator that is not a benchmark constituent, held back relative returns. Within the health care sector, an overweight to health care products maker Bayer (Germany) hurt relative performance. An underweight position and stock selection in the energy sector also hindered relative results. Specifically, not owning strong-performing integrated oil companies Total (France) and BP (United Kingdom) detracted from relative returns. On the positive side, stock selection and an overweight position in both the technology and special products and services sectors contributed to relative performance. Within the technology sector, overweight allocations to tourism and travel IT solutions provider Amadeus IT (Spain) and software solutions and consulting services firm Dassault Systemes (France) benefited relative results. Fund component holding Taiwan Semiconductor Manufacturing (Taiwan), a semiconductor manufacturer that is not a benchmark constituent, also contributed. Within the special products and services sector, Fund component holding Tata Consultancy Services (India), an information technology services and solutions firm that is also not represented in the benchmark, and an overweight investment in credit risk services provider Experian (United Kingdom) bolstered relative results for the year.

For the Harris component of the Fund, with respect to country and sector performance relative to the benchmark, both stock selection and weightings detracted from results for the reporting period. From a geographic perspective, Fund component holdings in France detracted most from relative performance, driven by share price declines from automotive company Valeo, diversified bank BNP Paribas, and advertising firm Publicis Groupe. The next-largest negative relative results came from holdings in Germany and the U.K. A lack of exposure to Spain provided the best relative performance. Holdings in India also contributed, as all three underlying holdings gained value, led by IT service company Infosys. From a sector perspective, consumer discretionary produced the largest negative relative result, as only three of 18 underlying Fund component holdings generated favorable performance compared with the benchmark. Financials and energy were the next largest relative detractors. The consumer staples sector furnished the best relative result, owing to positive outcomes from both stock selection and a less-than-benchmark weighting. Industrials and technology were the next best relative performers, almost exclusively from strong stock selection. As of September 30, 2018, the Harris component of the Fund held hedges on the Swiss franc. Over the past 12 months, hedges contributed slightly to Harris’s performance.

For the portion of the year that J.P. Morgan served as co-subadviser of the Fund (October 1–December 11, 2017), from a sector perspective, stock selection in basic industries and insurance detracted from returns. Outokumpu (Europe, basic industries), the Finnish stainless-steel producer, was one Fund component holding that detracted from performance; its shares fell after the company reported disappointing third-quarter earnings results due, in part, to negative raw material and hedging impacts. At the

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

regional level, an overweight allocation to Continental Europe and an allocation to Canada detracted from returns. Contributing to performance at the sector level was stock selection in banks and industrial cyclicals. Fund component holding DBS Group (Pacific excluding Japan, banks), the Singapore-based banking group, contributed; it announced positive third-quarter results, with strong fee income and continuing loan growth. At the regional level, stock selection in the U.K. and Japan added value. The J.P. Morgan Fund component used derivatives to manage currency deviations relative to the benchmark through the use of currency forwards. Fund component management did not seek to add value via active currency management. This use of derivatives did not materially affect the J.P. Morgan Fund component’s performance relative to the benchmark. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

For MFS, there are several developments on the global stage that Fund management will take into consideration as we head towards and into 2019. In Italy, the new government’s 2018 budget proposal is a source of concern and will remain so for the next few months. In the U.K., Brexit (an abbreviation for “British exit” that refers to the United Kingdom’s referendum to leave the European Union) remains a key source of uncertainty, with little more than six months left before the United Kingdom leaves the EU. A deal codifying the future EU-U.K. trading relationship remains elusive and both sides are belatedly preparing for the possibility of a no-deal Brexit, though there are recent signs of progress. Turning to Asia, China has taken targeted steps to support its economy in order to offset the drag from U.S. trade barriers. Support measures include lowering the People’s Bank of China’s reserve requirement ratio, relaxing deleveraging efforts, increasing infrastructure spending, and allowing some yuan depreciation. Those stimulus efforts have yet to be felt by global markets.

Harris notes that global markets were volatile over the past 12 months amid an onslaught of geopolitical noise. Most recently, issues such as uncertainty over trade disputes and potential outcomes of Brexit warranted attention of investors across world markets. Harris remains committed to its research and process in finding attractive companies, believing that while fundamentally solid companies may find their stock prices penalized in seasons of geopolitical uncertainty, this does not detract from their attractiveness. Moving toward 2019, Harris plans to continue to seek quality investment opportunities at the company level, not by making predictions about geopolitical matters or the economy.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 9/30/18

Nestle SA Registered	2.7%
Bayer AG Registered	2.6%
Intesa Sanpaolo SpA	2.1%
WPP PLC	1.8%
AIA Group Ltd.	1.8%
Daimler AG Registered	1.8%
BNP Paribas SA	1.7%
Hennes & Mauritz AB Class B	1.7%
SAP SE	1.6%
Lloyds Banking Group PLC	1.6%

19.4%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	27.0%
Financial	21.0%
Industrial	14.5%
Consumer, Cyclical	13.9%
Technology	7.6%
Communications	6.8%
Basic Materials	5.9%
Energy	2.3%
Mutual Funds	1.5%
Utilities	0.7%

Total Long-Term Investments	101.2%
Short-Term Investments and Other Assets and Liabilities	(1.2)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	-0.11%	3.96%	6.42%
Service Class	-0.22%	3.87%	6.34%
Administrative Class	-0.33%	3.77%	6.25%
Class A	-0.60%	3.50%	5.99%
Class A (sales load deducted)*	-6.07%	2.34%	5.39%
Class R3	-0.75%	3.31%	5.74%
MSCI EAFE Index	2.74%	4.42%	5.38%

Hypothetical Investments in MassMutual Select Overseas Fund Class I and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/15/10 - 9/30/18
Class I	-0.02%	4.08%	5.87%
MSCI EAFE Index	2.74%	4.42%	5.40%

Hypothetical Investments in MassMutual Select Overseas Fund Class R4 and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	-0.48%	3.03%
MSCI EAFE Index	2.74%	3.48%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned -3.00%, underperforming the -1.83% return of the MSCI All Country World Index (ACWI) ex USA Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From the Fund’s inception on February 9, 2018 through September 30, 2018, stock selection was the primary driver of the Fund’s underperformance. Most notably, stock selection in the Fund’s international developed growth and emerging markets equity allocations detracted from relative results. Tactical allocation decisions also had a modestly negative impact on performance. An unfavorable overweight allocation to international developed value stocks, relative to international developed growth stocks, hurt relative results.

T. Rowe Price takes a core approach to investing, which provides exposure to both growth and value styles of investing. It also invests with an awareness of the global economic backdrop and its own outlook for certain industries, sectors, and individual countries. Growth stock holdings in the financial sector detracted the most, due to a detrimental sector overweight and unfavorable stock choices. Growth stock selection in the consumer staples sector also weighed on relative performance. Returns in the industrials and business services sector added value, driven by stock selection and a favorable sector underweight. Regionally, growth stock selection in the Pacific ex-Japan region hurt relative performance, while selection among companies that are domiciled or trade in the U.S., but which derive the majority of their business from international revenues, contributed to relative returns.

Unfavorable value stock selection within consumer staples, particularly in beverages, detracted from relative performance, as did an underweight allocation to the energy sector. On the positive side, an underweight in the financial sector, combined with favorable value stock selection within the sector, contributed to relative performance. Regionally, value stock selection in Japan and developed Europe detracted, but stock selection in the Pacific ex-Japan region lifted relative returns.

Unfavorable developed international market stock selection in the information technology sector was the leading detractor from relative performance. Stock selection in the industrials and business services sector also negatively affected relative results. Holdings in the health care sector added value due to a beneficial sector overweight and favorable stock selection. Regionally, stock selection in Japan detracted, while an overweight allocation to Canada contributed to relative performance.

In emerging markets holdings, stock selection in Russia had a negative effect. Fund holdings in Taiwan also hampered relative performance, as did the Fund’s underweight to this market. Security selection in Brazil had a negative impact, as did the Fund’s overweight there. On the positive side, stock selection in India and Indonesia added value. At the sector level, the Fund’s underweight to the energy and materials sectors had a negative effect, as did stock selection among materials names. Security selection among information technology names also weighed on relative returns. The Fund’s overweight to consumer staples stocks had a positive effect, although this was outweighed by the negative impact of security selection within the sector.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Global growth trajectories have increasingly diverged, with the U.S. continuing to lead, bolstered by late-cycle accommodative policies. T. Rowe Price expects global growth to stabilize at more sustainable levels, with a narrowing in growth differential between the U.S. and the rest of the world. T. Rowe Price believes global equity valuations remain elevated against a backdrop of increasing risks from trade tensions, narrow leadership, rising interest rates, and reduced liquidity from central banks. In its opinion, tight labor markets, wage growth, and expected tariffs could lead to higher inflation in the U.S. While growth in Europe has moderated, T. Rowe Price expects it to stabilize and remain above potential. In its view, Japanese monetary and fiscal policies remain tailwinds, but a stronger yen and escalating trade tensions could weigh on Japan’s trade-driven economy. While U.S. dollar strength and trade risks have exacerbated weakness in some emerging-market countries that are vulnerable to these concerns, most countries are less reliant on U.S. dollar funding than they were in the past, lessening the potential for systemic risk. Despite concerns surrounding trade and idiosyncratic events, T. Rowe Price believes the growth differential relative to developed economies should continue to improve as concerns of a full-blown crisis appear premature.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price International Equity Fund Largest Holdings (% of Net Assets) on 9/30/18

Samsung Electronics Co. Ltd.	1.7%
AIA Group Ltd.	1.7%
Total SA	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	1.5%
Alibaba Group Holding Ltd. Sponsored ADR	1.4%
Tencent Holdings Ltd.	1.4%
Bayer AG Registered	1.3%
Nestle SA Registered	1.2%
Nippon Telegraph & Telephone Corp.	1.2%
Roche Holding AG	1.1%

14.0%

MassMutual Select T. Rowe Price International Equity Fund Sector Table (% of Net Assets) on 9/30/18

Financial	25.3%
Consumer, Non-cyclical	21.2%
Communications	10.8%
Consumer, Cyclical	10.4%
Industrial	9.9%
Technology	7.3%
Basic Materials	5.8%
Energy	4.6%
Utilities	1.9%
Diversified	1.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price International Equity Fund Class I and MSCI ACWI ex USA Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	-3.00%
MSCI ACWI ex USA Index	-1.83%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Total Return Bond Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 97.5%

BANK LOANS — 0.3%
Entertainment — 0.0%
Churchill Downs, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.250% VRN 12/27/24	$99,749	$99,873

Environmental Controls — 0.0%
Clean Harbors, Inc., 2017 Term Loan B, 1 mo. LIBOR + 1.750% 3.992% VRN 6/27/24	99,747	99,966

Health Care – Services — 0.0%
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.750% 6.000% VRN 7/02/25	90,000	91,013

Media — 0.1%
Telenet Financing USD LLC, USD Term Loan AN, 2.250% VRN 8/15/26	300,000	295,500
Unitymedia Finance LLC, 2018 Term Loan E, 1 mo. LIBOR + 2.000% 4.158% VRN 6/01/23	250,000	250,187

		545,687

Retail — 0.0%
1011778 B.C. ULC, Term Loan B3, 1 mo. LIBOR + 2.250% 4.492% VRN 2/16/24	114,708	114,737

Software — 0.1%
First Data Corp., 2024 USD Term Loan, 1 mo. LIBOR + 2.000% 4.212% 4/26/24	210,000	210,149
IQVIA, Inc., 2017 USD Term Loan B2, 3 mo. LIBOR + 2.000% 4.386% VRN 1/17/25	164,584	165,100
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 2.250% 4/16/25	41,200	41,226
SS&C Technologies, Inc., 2018 Term Loan B3, 2.250% 4/16/25	104,459	104,524

		520,999

Telecommunications — 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. LIBOR + 2.000% 4.250% VRN 4/11/25	498,750	499,149
Sprint Communications, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.750% VRN 2/02/24	249,367	249,991

		749,140

	Principal Amount	Value
Transportation — 0.0%
PODS, LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 2.750% 4.883% VRN 12/06/24	$129,673	$129,957

TOTAL BANK LOANS (Cost $2,351,546)		2,351,372

CORPORATE DEBT — 29.1%
Advertising — 0.0%
Clear Channel International BV 8.750% 12/15/20 (a)	166,000	171,344

Aerospace & Defense — 0.3%
L3 Technologies, Inc. 4.400% 6/15/28	1,295,000	1,291,207
Northrop Grumman Corp. 3.250% 1/15/28	1,375,000	1,292,943

		2,584,150

Agriculture — 0.2%
BAT Capital Corp. 2.764% 8/15/22 (a)	1,395,000	1,344,139

Airlines — 0.8%
America West Airlines, Inc. 8.057% 1/02/22	662,744	706,584
Continental Airlines, Inc. 6.545% 8/02/20	242,621	245,489
8.048% 5/01/22	1,258,451	1,306,399
5.983% 10/19/23	3,331,435	3,507,935
US Airways, Inc. 7.125% 4/22/25	1,062,704	1,175,606

		6,942,013

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC 1.897% 8/12/19	1,000,000	989,184
2.425% 6/12/20	570,000	558,447
2.943% 1/08/19	1,000,000	1,000,987
3.339% 3/28/22	955,000	922,876
General Motors Co. 3.500% 10/02/18	1,110,000	1,110,000
4.875% 10/02/23	150,000	153,576
General Motors Financial Co., Inc. 2.400% 5/09/19	335,000	334,122
3.450% 4/10/22	1,400,000	1,376,915

		6,446,107

Banks — 9.1%
Bank of America Corp. 2.738% VRN 1/23/22 (b)	2,180,000	2,143,875
3.093% VRN 10/01/25 (b)	1,395,000	1,328,904
3.970% VRN 3/05/29 (b)	1,000,000	975,710
4.271% VRN 7/23/29 (b)	3,500,000	3,495,780
7.625% 6/01/19	2,000,000	2,061,733

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Bank of New York Mellon Corp. 2.300% 9/11/19	$2,000,000	$1,990,319
Citibank NA 3.050% 5/01/20	810,000	809,565
3.400% 7/23/21	1,550,000	1,549,747
Citigroup, Inc. 2.050% 12/07/18	2,000,000	1,998,180
2.500% 7/29/19	1,000,000	997,800
Cooperatieve Rabobank UA 3.125% 4/26/21	1,700,000	1,689,302
Discover Bank 4.200% 8/08/23	2,120,000	2,127,549
The Goldman Sachs Group, Inc. 2.550% 10/23/19	2,000,000	1,990,968
3.272% VRN 9/29/25 (b)	2,320,000	2,216,763
3.814% VRN 4/23/29 (b)	870,000	829,902
3.850% 7/08/24	1,150,000	1,143,328
3.850% 1/26/27	4,055,000	3,934,121
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.155% 3.220% VRN 3/01/25	1,000,000	968,985
3 mo. USD LIBOR + 1.337% 3.782% VRN 2/01/28	2,000,000	1,946,334
6.300% 4/23/19	6,900,000	7,036,608
JP Morgan Chase Bank NA 2.588% FRN 2/13/20 (b)	3,460,000	3,461,871
2.604% VRN 2/01/21 (b)	3,485,000	3,458,870
Lloyds Bank PLC 3.300% 5/07/21	1,230,000	1,225,235
Lloyds Banking Group PLC 2.907% VRN 11/07/23 (b)	910,000	868,152
Morgan Stanley 3 mo. USD LIBOR + .930% 3.277% FRN 7/22/22	3,000,000	3,025,787
5.500% 1/26/20	2,000,000	2,059,774
5.500% 7/24/20	1,350,000	1,400,665
PNC Bank NA 2.500% 1/22/21	2,180,000	2,141,181
Santander UK Group Holdings PLC 2.875% 10/16/20	2,000,000	1,972,916
2.875% 8/05/21	1,000,000	973,185
Santander UK PLC 3.400% 6/01/21	1,265,000	1,260,042
Wells Fargo & Co. 2.625% 7/22/22	1,391,000	1,343,499
3.000% 4/22/26	1,345,000	1,251,683
3.550% 9/29/25	75,000	73,098
3 mo. USD LIBOR + 1.310% 3.584% VRN 5/22/28	3,000,000	2,878,435
Wells Fargo Bank NA 1.750% 5/24/19	2,500,000	2,484,539
2.150% 12/06/19	3,010,000	2,981,044
2.400% 1/15/20	4,000,000	3,968,440

	Principal Amount	Value
3.325% VRN 7/23/21 (b)	$1,450,000	$1,448,306

		79,512,195

Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	1,440,000	1,456,302
Bacardi Ltd. 4.700% 5/15/28 (a)	435,000	431,850
5.300% 5/15/48 (a)	430,000	421,623
Constellation Brands, Inc. 3.875% 11/15/19	1,500,000	1,512,370

		3,822,145

Biotechnology — 0.5%
Amgen, Inc. 4.400% 5/01/45	1,680,000	1,626,295
Celgene Corp. 3.450% 11/15/27	500,000	466,768
3.875% 8/15/25	676,000	665,951
4.625% 5/15/44	160,000	150,568
5.000% 8/15/45	500,000	496,882
Gilead Sciences, Inc. 4.150% 3/01/47	1,345,000	1,274,257

		4,680,721

Chemicals — 0.1%
Axalta Coating Systems LLC 4.875% 8/15/24 (a)	600,000	588,000
Valvoline, Inc. 5.500% 7/15/24	450,000	451,125

		1,039,125

Commercial Services — 0.1%
IHS Markit Ltd. 4.000% 3/01/26 (a)	124,000	118,653
4.750% 8/01/28	750,000	752,497
5.000% 11/01/22 (a)	335,000	344,916

		1,216,066

Computers — 0.1%
Dell International LLC/EMC Corp. 3.480% 6/01/19 (a)	1,000,000	1,002,527

Cosmetics & Personal Care — 0.0%
First Quality Finance Co., Inc. 5.000% 7/01/25 (a)	416,000	388,960

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	250,000	253,880
Air Lease Corp 4.750% 3/01/20	1,465,000	1,489,689
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	2,548,000	2,398,062

		4,141,631

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 1.6%
AEP Texas, Inc. 3.850% 10/01/25 (a)	$2,000,000	$1,987,061
Alabama Power Co. 3.950% 6/01/21	2,100,000	2,125,603
Ameren Illinois Co. 3.700% 12/01/47	480,000	445,928
Duke Energy Carolinas LLC 3.700% 12/01/47	738,000	671,601
Entergy Louisiana LLC 3.780% 4/01/25	1,250,000	1,241,546
FirstEnergy Transmission LLC 5.450% 7/15/44 (a)	600,000	654,958
Metropolitan Edison Co. 4.000% 4/15/25 (a)	985,000	975,464
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	1,951,512
NextEra Energy Capital Holdings, Inc. 2.821% FRN 5/04/21 (b)	4,000,000	4,011,103
NextEra Energy Operating Partners LP 4.500% 9/15/27 (a)	275,000	263,313

		14,328,089

Electronics — 0.0%
Itron, Inc. 5.000% 1/15/26 (a)	223,000	214,080

Entertainment — 0.2%
GLP Capital LP/GLP Financing II, Inc. 5.300% 1/15/29	620,000	621,798
5.375% 4/15/26	1,075,000	1,091,673

		1,713,471

Environmental Controls — 0.1%
Republic Services, Inc. 3.375% 11/15/27	450,000	429,158

Foods — 0.8%
Chobani LLC/Chobani Finance Corp., Inc. 7.500% 4/15/25 (a)	286,000	259,902
General Mills, Inc. 4.200% 4/17/28	1,500,000	1,477,051
Kraft Heinz Foods Co. 4.375% 6/01/46	1,000,000	883,199
5.200% 7/15/45	1,750,000	1,710,633
Lamb Weston Holdings, Inc. 4.625% 11/01/24 (a)	350,000	342,125
Mondelez International Holdings Netherlands BV 2.000% 10/28/21 (a)	1,500,000	1,432,882
Pilgrim’s Pride Corp. 5.875% 9/30/27 (a)	319,000	301,455
Post Holdings, Inc. 5.000% 8/15/26 (a)	445,000	420,770

		6,828,017

	Principal Amount	Value
Gas — 0.2%
KeySpan Gas East Corp. 5.819% 4/01/41 (a)	$1,337,000	$1,597,412

Health Care – Products — 0.3%
Becton Dickinson & Co. 3.261% FRN 12/29/20 (b)	1,750,000	1,752,593
Hill-Rom Holdings, Inc. 5.750% 9/01/23 (a)	400,000	410,000
Teleflex, Inc. 4.625% 11/15/27	226,000	214,700

		2,377,293

Health Care – Services — 1.5%
Anthem, Inc. 3.500% 8/15/24	2,000,000	1,959,484
Catalent Pharma Solutions, Inc. 4.875% 1/15/26 (a)	160,000	154,000
Centene Corp. 4.750% 5/15/22	140,000	141,575
5.625% 2/15/21	100,000	101,750
CHS/Community Health Systems, Inc. 8.625% 1/15/24 (a)	123,000	127,459
Cigna Corp. 3.050% 10/15/27	1,395,000	1,257,022
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (a)	2,530,000	2,580,022
Halfmoon Parent, Inc. 4.125% 11/15/25 (a)	2,000,000	1,994,300
HCA, Inc. 5.250% 4/15/25	448,000	462,000
6.500% 2/15/20	1,052,000	1,094,606
Molina Healthcare, Inc. 5.375% STEP 11/15/22	190,000	193,087
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	2,000,000	1,831,184
Tenet Healthcare Corp. 4.375% 10/01/21	180,000	179,221
4.750% 6/01/20	75,000	75,844
WellCare Health Plans, Inc. 5.250% 4/01/25	520,000	528,450

		12,680,004

Household Products & Wares — 0.0%
Central Garden & Pet Co. 6.125% 11/15/23	321,000	331,031
5.125% 2/01/28	77,000	73,150

		404,181

Housewares — 0.1%
Newell Brands, Inc. 3.850% 4/01/23	1,000,000	978,745

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 1.3%
Berkshire Hathaway Finance Corp. 4.200% 8/15/48	$1,000,000	$993,300
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744% 6.151% VRN 11/01/53 (a)	1,750,000	1,847,527
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (a)	3,290,000	3,248,059
Protective Life Global Funding 2.700% 11/25/20 (a)	1,495,000	1,473,917
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661% 4.375% VRN 9/15/54 (a)	4,000,000	3,979,982

		11,542,785

Internet — 0.1%
Zayo Group LLC/Zayo Capital, Inc. 5.750% 1/15/27 (a)	456,000	456,000

Media — 1.0%
21st Century Fox America, Inc. 6.900% 3/01/19	2,000,000	2,033,455
Altice US Finance I Corp. 5.375% 7/15/23 (a)	486,000	491,467
5.500% 5/15/26 (a)	300,000	299,625
CBS Corp. 3.700% 6/01/28 (a)	1,020,000	957,220
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (a)	514,000	483,109
5.125% 5/01/27 (a)	124,000	117,490
Charter Communications Operating LLC/Charter Communications Operating Capital 3.750% 2/15/28	3,200,000	2,946,706
Comcast Corp. 3.150% 2/15/28	750,000	695,467
CSC Holdings LLC 5.375% 2/01/28 (a)	200,000	190,500
5.500% 4/15/27 (a)	300,000	291,000
8.625% 2/15/19	233,000	236,495
DISH DBS Corp. 5.875% 7/15/22	200,000	195,212

		8,937,746

Miscellaneous – Manufacturing — 0.3%
General Electric Co. 5.875% 1/14/38	716,000	799,232
Siemens Financierings NV 1.700% 9/15/21 (a)	1,575,000	1,505,631

		2,304,863

	Principal Amount	Value
Oil & Gas — 0.4%
Anadarko Petroleum Corp. 4.500% 7/15/44	$400,000	$366,372
Canadian Natural Resources Ltd. 3.850% 6/01/27	375,000	365,201
Diamondback Energy, Inc. 4.750% 11/01/24	141,000	141,176
EQT Corp. 3.900% 10/01/27	1,395,000	1,307,132
Newfield Exploration Co. 5.375% 1/01/26	351,000	363,724
5.625% 7/01/24	175,000	184,406
Parsley Energy LLC/Parsley Finance Corp. 5.250% 8/15/25 (a)	180,000	179,100
5.625% 10/15/27 (a)	270,000	270,675
Transocean Guardian Ltd. 5.875% 1/15/24 (a)	190,000	191,662
Transocean Pontus Ltd. 6.125% 8/01/25 (a)	173,000	175,809

		3,545,257

Oil & Gas Services — 0.0%
Transocean Proteus Ltd. 6.250% 12/01/24 (a)	145,350	147,894

Packaging & Containers — 0.3%
Amcor Finance USA, Inc. 4.500% 5/15/28 (a)	965,000	957,486
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.000% 2/15/25 (a)	400,000	391,500
Ball Corp. 4.000% 11/15/23	200,000	195,250
Crown Americas LLC/Crown Americas Capital Corp. V 4.250% 9/30/26	225,000	205,875
Multi-Color Corp. 4.875% 11/01/25 (a)	100,000	93,500
OI European Group BV 4.000% 3/15/23 (a)	110,000	104,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	261,659	262,313
3 mo. USD LIBOR + 3.500% 5.839% FRN 7/15/21 (a)	665,000	674,144

		2,884,568

Pharmaceuticals — 1.7%
AbbVie, Inc. 4.700% 5/14/45	1,000,000	960,783
Allergan Finance LLC 3.250% 10/01/22	1,000,000	981,827

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Allergan Funding SCS 4.550% 3/15/35	$576,000	$560,280
AstraZeneca PLC 3.375% 11/16/25	1,200,000	1,160,692
Bausch Health Cos., Inc. 5.500% 11/01/25 (a)	411,000	411,000
5.875% 5/15/23 (a)	291,000	283,725
6.125% 4/15/25 (a)	213,000	202,350
9.250% 4/01/26 (a)	112,000	120,820
Bayer US Finance Il LLC 4.375% 12/15/28 (a)	1,735,000	1,699,863
Bayer US Finance LLC 2.375% 10/08/19 (a)	1,800,000	1,788,059
CVS Health Corp. 4.000% 12/05/23	900,000	901,853
5.050% 3/25/48	1,720,000	1,759,291
Novartis Capital Corp. 4.000% 11/20/45	750,000	753,390
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	2,500,000	2,473,270
2.400% 9/23/21	500,000	482,944

		14,540,147

Pipelines — 1.3%
Energy Transfer Equity LP 5.500% 6/01/27	264,000	273,979
5.875% 1/15/24	250,000	263,125
Energy Transfer Partners LP 5.950% 10/01/43	750,000	779,729
EQT Midstream Partners LP 5.500% 7/15/28	1,295,000	1,330,723
Florida Gas Transmission Co. LLC 7.900% 5/15/19 (a)	800,000	823,815
Kinder Morgan Energy Partners LP 3.500% 9/01/23	1,006,000	983,644
4.250% 9/01/24	345,000	347,739
Kinder Morgan, Inc. 5.550% 6/01/45	1,000,000	1,056,963
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	1,000,000	1,010,439
Sunoco Logistics Partners Operations LP 4.250% 4/01/24	650,000	647,860
5.400% 10/01/47	950,000	939,709
The Williams Cos., Inc. 3.700% 1/15/23	900,000	890,631
4.000% 9/15/25	1,000,000	983,936
4.500% 11/15/23	1,000,000	1,018,459

		11,350,751

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 2.2%
Alexandria Real Estate Equities, Inc. 4.600% 4/01/22	$2,000,000	$2,052,793
American Campus Communities Operating Partnership LP 3.350% 10/01/20	3,000,000	2,988,967
American Tower Corp. 3.000% 6/15/23	720,000	693,166
3.400% 2/15/19	1,050,000	1,051,817
Boston Properties LP 3.850% 2/01/23	1,000,000	1,004,107
Crown Castle International Corp. 3.150% 7/15/23	875,000	843,215
HCP, Inc. 4.000% 12/01/22	500,000	500,934
4.250% 11/15/23	2,570,000	2,576,341
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	450,000	461,250
SBA Communications Corp. 4.000% 10/01/22	424,000	415,520
SL Green Operating Partnership LP 3.250% 10/15/22	1,000,000	969,795
Ventas Realty LP 3.750% 5/01/24	1,050,000	1,030,374
3.850% 4/01/27	1,000,000	963,881
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.250% 10/05/20 (a)	1,500,000	1,495,208
Welltower, Inc. 3.750% 3/15/23	1,300,000	1,290,816
5.250% 1/15/22	750,000	782,108

		19,120,292

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. 4.250% 5/15/24 (a)	647,000	613,032
Cumberland Farms, Inc. 6.750% 5/01/25 (a)	250,000	256,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% 6/01/27 (a)	300,000	288,375
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	2,500,000	2,491,619
Walmart, Inc. 3.550% 6/26/25	1,905,000	1,914,483

		5,563,759

Semiconductors — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.375% 1/15/20	1,760,000	1,739,351

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	$500,000	$499,460

		2,238,811

Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% 3/01/25 (a)	263,000	261,025
First Data Corp. 5.000% 1/15/24 (a)	390,000	392,437
IQVIA, Inc. 5.000% 10/15/26 (a)	300,000	294,750
MSCI, Inc. 4.750% 8/01/26 (a)	180,000	178,650

		1,126,862

Telecommunications — 1.8%
AT&T, Inc. 4.750% 5/15/46	1,400,000	1,279,091
4.800% 6/15/44	3,050,000	2,812,847
5.250% 3/01/37	1,875,000	1,868,718
Intelsat Jackson Holdings SA 5.500% 8/01/23	38,000	35,008
8.500% 10/15/24 (a)	293,000	296,223
9.750% 7/15/25 (a)	454,000	480,673
Level 3 Financing, Inc. 5.250% 3/15/26	450,000	442,710
Sprint Capital Corp. 6.875% 11/15/28	146,000	146,730
Sprint Communications, Inc. 9.000% 11/15/18 (a)	821,000	826,090
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (a)	1,012,500	1,008,703
4.738% 9/20/29 (a)	1,715,000	1,714,228
T-Mobile USA, Inc. 4.500% 2/01/26	400,000	381,748
4.750% 2/01/28	100,000	94,125
Verizon Communications, Inc. 4.500% 8/10/33	1,395,000	1,383,519
4.862% 8/21/46	2,000,000	1,995,030
Vodafone Group PLC 4.375% 5/30/28	800,000	788,182

		15,553,625

Transportation — 0.1%
Union Pacific Corp. 3.950% 9/10/28	850,000	853,734

TOTAL CORPORATE DEBT (Cost $259,001,743)		255,008,667

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 1.7%
New York City Transitional Finance Authority Future Tax Secured Revenue 5.008% 8/01/27	$1,500,000	$1,637,565
New York City Water & Sewer System BAB 6.124% 6/15/42	10,000,000	10,447,800
New York State Dormitory Authority 5.051% 9/15/27	600,000	655,674
State of California 7.950% 3/01/36	2,100,000	2,238,390

		14,979,429

TOTAL MUNICIPAL OBLIGATIONS (Cost $14,918,691)		14,979,429

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.2%
Commercial MBS — 1.4%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A, 4.091% VRN 8/10/38 (a) (b)	1,280,000	1,304,968
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class A 2.808% 4/10/28 (a)	900,000	893,969
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A 3.251% 5/10/35 (a)	1,310,000	1,293,130
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.871% VRN 11/10/31 (a) (b)	1,220,000	1,177,146
COMM Mortgage Trust Series 2016-787S, Class A, 3.545% 2/10/36 (a)	1,280,000	1,258,615
Series 2014-277P, Class A, 3.732% VRN 8/10/49 (a) (b)	1,340,000	1,341,108
Series 2013-300P, Class A1, 4.353% 8/10/30 (a)	1,240,000	1,284,887
Core Industrial Trust, Series 2015-CALW, Class A 3.040% 2/10/34 (a)	815,857	807,057
Liberty Street Trust, Series 2016-225L, Class A 3.597% 2/10/36 (a)	1,280,000	1,258,064
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, 3.961% VRN 1/13/32 (a) (b)	1,320,000	1,333,054

		11,951,998

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 1.5%
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2, 1 mo. USD LIBOR + .190% 2.406% FRN 5/25/37	$683,054	$744,299
Home Equity Asset Trust Series 2006-3, Class 1A1, 1 mo. USD LIBOR + .200% 2.416% FRN 7/25/36	2,432,088	2,415,109
Series 2003-4, Class M1, 1 mo. USD LIBOR + 1.200% 3.416% FRN 10/25/33	3,884,631	3,913,842
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1, 1 mo. USD LIBOR + .220% 2.436% FRN 1/25/36	3,554,952	3,498,666
Residential Asset Securities Corp., Series 2005-KS11, Class M1, 1 mo. USD LIBOR + ..400% 2.616% FRN 12/25/35	2,638,570	2,651,341

		13,223,257

Other ABS — 1.9%
Babson CLO Ltd., Series 2013-IA, Class AR, 3.148% FRN 1/20/28 (a) (b)	3,650,000	3,634,006
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3, 1 mo. USD LIBOR + ..150% 2.366% FRN 5/25/36	69,950	69,908
Countrywide Asset-Backed Certificates Series 2006-22, Class 2A3, 1 mo. USD LIBOR + .160% 2.376% FRN 1/25/34	224,391	223,491
Series 2004-5, Class M1, 1 mo. USD LIBOR + ..855% 3.071% FRN 8/25/34	809,435	818,747
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360% 2.576% FRN 10/25/35	1,082,143	1,054,147
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 1.110% FRN 10/29/29 (a) (b) (c)	2,100,000	2,100,000
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800% 3.016% FRN 10/25/35	489,016	479,793
Magnetite VII Ltd., Series 2012-7A, Class A1R2, 3.139% FRN 1/15/28 (a) (b)	1,489,000	1,480,263
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .290% 2.506% FRN 2/25/36	5,020,898	4,744,206

	Principal Amount	Value
Structured Asset Investment Loan Trust, Series 2005-8, Class A4, 1 mo. USD LIBOR + .720% 2.936% FRN 10/25/35	$1,628,759	$1,628,518

		16,233,079

Student Loans ABS — 5.2%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700% 2.916% FRN 7/25/56 (a)	2,887,241	2,878,377
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800% 3.016% FRN 4/26/32 (a)	4,100,000	4,118,924
Goal Capital Funding Trust, Series 2005-2, Class A3, 3 mo. USD LIBOR + .170% 2.481% FRN 5/28/30	1,189,375	1,188,419
Navient Student Loan Trust, Series 2014-8, Class A3, 1 mo. USD LIBOR + .600% 2.816% FRN 5/27/49	7,680,000	7,710,463
Nelnet Student Loan Trust, Series 2015-2A, Class A2, 1 mo. USD LIBOR + .600% 2.816% FRN 9/25/47 (a)	3,960,658	3,955,865
SLC Student Loan Trust Series 2006-2, Class A6, 3 mo. USD LIBOR + .160% 2.494% FRN 9/15/39	7,720,000	7,512,726
Series 2006-1, Class A6, 3 mo. USD LIBOR + ..160% 2.494% FRN 3/15/55	7,380,000	7,150,087
SLM Student Loan Trust Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 4.185% FRN 7/25/73	3,735,000	3,822,740
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 4. 585% FRN 10/25/83	3,630,000	3,767,352
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170% 2.505% FRN 4/25/40 (a)	3,300,000	3,230,379

		45,335,332

WL Collateral CMO — 3.2%
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1, 3.562% VRN 5/25/35 (b)	2,031,186	1,902,318
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2, 3.858% VRN 3/25/36 (b)	12,243	12,102

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1, 3.765% VRN 11/25/35 (b)	$3,514,268	$3,345,523
HarborView Mortgage Loan Trust Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 2.368% FRN 11/19/36	4,473,524	3,938,807
Series 2007-6, Class 1A1A, 1 mo. LIBOR + ..200% 2.368% FRN 8/19/37	4,410,323	3,807,474
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2, 4.273% VRN 8/25/35 (b)	817,564	817,990
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1, 3.743% VRN 4/25/34 (b)	1,734,944	1,728,679
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750% 2.460% FRN 6/26/47 (a)	3,324,186	3,211,369
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + .185% 2.401% FRN 8/25/36	1,132,120	977,676
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .310% 2.526% FRN 1/25/45	1,802,372	1,803,200
Series 2005-7, Class 4CB, 7.000% 8/25/35	3,914,853	2,577,232
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16, Class IIA1, 3.804% VRN 2/25/34 (b)	665,126	677,698
Series 2007-AR3, Class A4, 4.136% VRN 4/25/37 (b)	2,685,735	2,643,375
Series 2006-2, Class 1A1, 5.000% 3/25/36	943,659	931,273

		28,374,716

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $112,025,036)		115,118,382

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 30.9%
Collateralized Mortgage Obligations — 2.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ05, Class A1, 1.418% 5/25/21	2,227,947	2,193,817

	Principal Amount	Value
Series KS02, Class A, 1 mo. LIBOR + .380% 2.494% FRN 8/25/23	$2,527,579	$2,527,578
Series S8FX, Class A2, 3.291% 3/25/27	3,955,000	3,873,704
Series K155, Class A3, 3.750% 4/25/33	2,115,000	2,093,922
Federal National Mortgage Association Series 2018-54, Class KA, 3.500% 1/25/47	4,054,032	4,040,716
Series 2018-55, Class PA, 3.500% 1/25/47	4,206,551	4,192,733
Series 2018-38, Class PA, 3.500% 6/25/47	4,713,744	4,682,851
Government National Mortgage Association Series 2018-124, Class NW 3.500% 9/20/48	1,710,000	1,692,900

		25,298,221

Pass-Through Securities — 28.0%
Federal Home Loan Mortgage Corp. Pool #G18596 3.000% 4/01/31	888,734	876,653
Pool #G08710 3.000% 6/01/46	225,957	216,451
Pool #G08715 3.000% 8/01/46	4,684,635	4,487,551
Pool #G08721 3.000% 9/01/46	634,175	607,495
Pool #G08726 3.000% 10/01/46	8,505,708	8,147,870
Pool #G08732 3.000% 11/01/46	5,820,545	5,575,672
Pool #G08741 3.000% 1/01/47	3,568,265	3,418,147
Pool #G08795 3.000% 1/01/48	2,948,315	2,822,436
Pool #G07848 3.500% 4/01/44	8,933,138	8,864,046
Pool #G07924 3.500% 1/01/45	3,552,061	3,519,037
Pool #G60138 3.500% 8/01/45	5,771,556	5,725,113
Pool #G08711 3.500% 6/01/46	4,466,306	4,405,243
Pool #G08716 3.500% 8/01/46	6,350,519	6,263,695
Pool #G67703 3.500% 4/01/47	4,368,895	4,320,086
Pool #G67706 3.500% 12/01/47	3,618,796	3,576,671
Pool #G67707 3.500% 1/01/48	3,608,964	3,573,720
Pool #G67708 3.500% 3/01/48	8,563,547	8,453,158
Pool #G67709 3.500% 3/01/48	9,720,752	9,603,040
Pool #G67711 4.000% 3/01/48	1,271,660	1,292,623
Pool #G67713 4.000% 6/01/48	6,613,085	6,711,765
Pool #G67714 4.000% 7/01/48	2,730,465	2,775,475
Pool #G08843 4.500% 10/01/48	4,075,000	4,208,711
Pool #G08826 5.000% 6/01/48	1,206,760	1,267,946
Federal Home Loan Mortgage Corp. TBA (c) Pool #E5548 4.500% 4/29/48	4,150,000	4,282,768
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	2,200,000	2,131,530
Pool #AN2275 2.680% 8/01/28	2,940,000	2,722,678
Pool #AN1609 2.950% 5/01/31	2,228,912	2,082,445
Pool #MA3029 3.000% 6/01/32	993,855	982,403

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1607 3.000% 10/01/33	$4,465,439	$4,381,014
Pool #AN1282 3.010% 4/01/28	820,000	786,155
Pool #AN6128 3.270% 7/01/32	1,880,000	1,780,994
Pool #466386 3.430% 10/01/20	2,819,222	2,838,853
Pool #AN0877 3.500% 2/01/31	956,303	939,752
Pool #AB4262 3.500% 1/01/32	3,597,196	3,609,139
Pool #MA1148 3.500% 8/01/42	7,999,343	7,923,412
Pool #CA0996 3.500% 1/01/48	230,812	227,755
Pool #MA3276 3.500% 2/01/48	4,278,577	4,213,897
Pool #MA3305 3.500% 3/01/48	3,198,223	3,149,875
Pool #MA3332 3.500% 4/01/48	8,397,653	8,268,080
Pool #AM7122 3.610% 11/01/34	1,850,112	1,815,464
Pool #AM4407 3.650% 9/01/23	1,873,223	1,904,922
Pool #MA2995 4.000% 5/01/47	3,002,970	3,036,167
Pool #AS9830 4.000% 6/01/47	2,609,520	2,639,182
Pool #MA3027 4.000% 6/01/47	2,564,006	2,592,350
Pool #AS9972 4.000% 7/01/47	2,251,107	2,276,696
Pool #MA3058 4.000% 7/01/47	4,356,033	4,404,188
Pool #FN0003 4.283% 1/01/21	2,402,223	2,461,408
Pool #468066 4.295% 6/01/21	4,028,948	4,139,921
Pool #AL9106 4.500% 2/01/46	929,361	961,925
Pool #CA1710 4.500% 5/01/48	5,393,250	5,568,741
Pool #CA1711 4.500% 5/01/48	98,330	101,530
Pool #CA2208 4.500% 8/01/48	4,296,970	4,436,454
Pool #MA3444 4.500% 8/01/48	3,932,888	4,060,554
Federal National Mortgage Association TBA Pool #7180 3.000% 1/29/33 (c)	4,835,000	4,775,696
Pool #17115 3.500% 1/29/48 (c)	4,395,000	4,324,955
Pool #18388 4.000% 3/29/48 (c)	2,080,000	2,100,150
Government National Mortgage Association Pool #MA4719 3.500% 9/20/47	8,142,063	8,106,760
Pool #MA4838 4.000% 11/20/47	2,493,025	2,538,601
Pool #MA4264 4.500% 2/20/47	968,186	1,004,984
Pool #MA4512 4.500% 6/20/47	7,183,125	7,453,895
Pool #MA3666 5.000% 5/20/46	99,580	104,030
Pool #MA3806 5.000% 7/20/46	627,589	664,852
Pool #MA4072 5.000% 11/20/46	122,337	130,007
Government National Mortgage Association II Pool #MA4126 3.000% 12/20/46	6,050,938	5,876,973
Pool #MA4836 3.000% 11/20/47	4,956,556	4,806,310
Pool #MA4127 3.500% 12/20/46	3,968,997	3,955,509
Pool #MA4382 3.500% 4/20/47	856,613	853,166
Pool #MA4454 5.000% 5/20/47	3,200,265	3,350,277
Government National Mortgage Association II TBA Pool #548 3.000% 4/29/47 (c)	240,000	232,406
Pool #1635 3.500% 11/29/47 (c)	1,060,000	1,053,706

	Principal Amount	Value
Pool #1367 4.000% 3/29/48 (c)	$2,575,000	$2,618,051

		245,383,184

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $279,784,819)		270,681,405

U.S. TREASURY OBLIGATIONS — 22.3%
U.S. Treasury Bonds & Notes — 22.3%
U.S. Treasury Bond 3.000% 8/15/48	27,580,000	26,547,905
3.125% 5/15/48	33,565,000	33,118,166
U.S. Treasury Inflation Index 1.000% 2/15/48	2,110,285	2,083,879
U.S. Treasury Note 2.625% 7/31/20	10,675,000	10,640,473
2.750% 7/31/23	67,865,000	67,267,469
2.875% 9/30/23	20,810,000	20,740,091
2.875% 8/15/28	35,135,000	34,596,995

		194,994,978

TOTAL U.S. TREASURY OBLIGATIONS (Cost $196,081,271)		194,994,978

TOTAL BONDS & NOTES (Cost $864,163,106)		853,134,233

TOTAL LONG-TERM INVESTMENTS (Cost $864,163,106)		853,134,233

SHORT-TERM INVESTMENTS — 8.8%
Repurchase Agreement — 3.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	33,994,198	33,994,198

Sovereign Debt Obligations — 2.3%
Japan Treasury Discount Bill JPY (e) 0.000%10/15/18	975,000,000	8,581,588
0.000%11/05/18	1,340,000,000	11,795,149

		20,376,737

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill — 2.6%
U.S. Treasury Bill 0.000% 10/11/18	$15,592,000	$15,583,138
0.000% 12/13/18 (f)	1,076,000	1,071,360
0.000% 1/03/19	5,785,000	5,751,806

		22,406,304

TOTAL SHORT-TERM INVESTMENTS (Cost $77,157,191)		76,777,239

TOTAL INVESTMENTS — 106.3% (Cost $941,320,297) (g)		929,911,472

Other Assets/(Liabilities) — (6.3)%		(55,412,690)

NET ASSETS — 100.0%		$874,498,782

Abbreviation Legend

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $87,550,929 or 10.01% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)

Maturity value of $33,997,314. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $34,674,349.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
JPY	975,000,000	Goldman Sachs International*	10/15/18	$8,701,667	$112,329
JPY	1,340,000,000	Goldman Sachs International*	11/05/18	12,178,187	355,520

				$20,879,854	$467,849

*	Contracts are subject to an Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/18	22	$3,494,784	$(100,596)
U.S. Treasury Note 2 Year	12/31/18	380	80,312,490	(233,427)
U.S. Treasury Note 5 Year	12/31/18	943	106,786,842	(721,443)

				$(1,055,466)

Short
Euro-BOBL	12/06/18	141	$(21,514,327)	$117,676

Currency Legend

JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 0.0%

PREFERRED STOCK — 0.0%
Financial — 0.0%
Banks — 0.0%
Citigroup Capital XIII 7.542%, 3 mo. USD LIBOR + 6.370% 8.709% VRN	4,650	$124,853

TOTAL PREFERRED STOCK (Cost $125,608)		124,853

TOTAL EQUITIES (Cost $125,608)		124,853

	Principal Amount
BONDS & NOTES — 97.6%

BANK LOANS — 2.8%
Auto Parts & Equipment — 0.1%
American Axle and Manufacturing, Inc. Term Loan B, 2 mo. LIBOR + 2.250% 4.450% VRN 4/06/24	$163,956	163,874
Term Loan B, 1 mo. LIBOR + 2.250%, 4.470% VRN 4/06/24	241,408	241,287

		405,161

Building Materials — 0.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.000% 4.242% VRN 10/31/23	400,322	399,001
Beacon Roofing Supply, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.250% 4.383% VRN 1/02/25	363,836	362,774
Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1 mo. LIBOR + 2.750% 4.992% VRN 11/15/23	314,245	314,835

		1,076,610

Commercial Services — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 1 mo. LIBOR + 2.000% 4.165% VRN 1/15/25	194,485	195,055
BrightView Landscapes, LLC, 2018 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.688% VRN 8/15/25	240,000	240,974

	Principal Amount	Value
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, 1 mo. LIBOR + 2.750%, 4.992% VRN 5/02/22	$381,715	$383,345
ServiceMaster Co., 2016 Term Loan B, 1 mo. LIBOR + 2.500% 4.742% VRN 11/08/23	122,174	123,090
Trans Union LLC, Term Loan B3, 1 mo. LIBOR + 2.000% 4.242% VRN 4/10/23	369,571	370,173

		1,312,637

Computers — 0.1%
Dell International LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.250% VRN 9/07/23	256,925	257,439
Western Digital Corp., 2018 Term Loan B4, 1 mo. LIBOR + 1.750% 3.992% VRN 4/29/23	142,487	142,621

		400,060

Entertainment — 0.1%
Scientific Games International, Inc., 2018 Term Loan B5, 2 mo. LIBOR + 2.750%, 5.044% VRN 8/14/24	471,496	470,615

Food Service — 0.1%
Aramark Services, Inc., 2018 Term Loan B3, 3 mo. LIBOR + 1.750% 4.084% VRN 3/11/25	497,443	498,687

Foods — 0.1%
Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1 mo. LIBOR + 2.000% 4.212% VRN 5/24/24	467,159	467,075

Health Care – Services — 0.3%
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.750%, VRN1 mo. LIBOR + 2.7 4.992% VRN 3/01/24	251,985	252,733
Envision Healthcare Corporation, 2018 1st Lien Term Loan, 0.000% 9/26/25	550,000	546,563
HCA, Inc., 2018 Term Loan B10, 1 mo. LIBOR + 2.000% 4.242% VRN 3/13/25	557,544	561,414
Jaguar Holding Co. II, 2018 Term Loan, 1 mo. LIBOR + 2.500% 4.742% VRN 8/18/22	363,264	363,471
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.750%, 5.136% VRN 6/07/23	392,872	393,587

		2,117,768

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Investment Companies — 0.0%
RPI Finance Trust, Term Loan B6, 3 mo. LIBOR + 2.000% 4.386% VRN 3/27/23	$13,282	$13,322

Lodging — 0.4%
Boyd Gaming Corp., Term Loan B3, 1 Week LIBOR + 2.250% 4.417% VRN 9/15/23	149,462	150,159
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750%, 4.992% VRN 12/22/24	438,057	440,370
CityCenter Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.250% 4.492% VRN 4/18/24	313,797	314,042
Four Seasons Hotels Ltd., New 1st Lien Term Loan, 1 mo. LIBOR + 2.000% 4.242% VRN 11/30/23	263,718	263,760
Golden Nugget, Inc., 2017 Incremental Term Loan, 1 mo. LIBOR + 2.750% 4.898% VRN 10/04/23	242,950	243,778
Golden Nugget, Inc., 2017 Incremental Term Loan, 1 mo. LIBOR + 2.750% 4.992% VRN 10/04/23	324,042	325,147
Hilton Worldwide Finance LLC, Term Loan B2, 1 mo. LIBOR + 1.750% 3.966% VRN 10/25/23	379,883	381,562
Wyndham Hotels & Resorts, Inc., Term Loan B, 1 mo. LIBOR + 1.750% 3.992% VRN 5/30/25	610,000	611,653

		2,730,471

Media — 0.3%
CBS Radio, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.750% 4.962% VRN 11/17/24	310,806	308,031
Charter Communications Operating LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.000% 4.250% VRN 4/30/25	264,185	264,516
Numericable Group SA, USD Term Loan B12, 1 mo. LIBOR + 3.687% 5.846% VRN 1/31/26	357,345	352,624
Unitymedia Finance LLC, USD Term Loan D, 1 mo. LIBOR + 2.250% 4.408% VRN 1/15/26	240,000	240,166
Univision Communications, Inc., Term Loan C5, 1 mo. LIBOR + 2.750% 4.992% VRN 3/15/24	466,890	453,700
Ziggo Secured Finance Partnership, USD Term Loan E, 1 mo. LIBOR + 2.500% 4.658% VRN 4/15/25	228,250	224,018

		1,843,055

	Principal Amount	Value
Packaging & Containers — 0.1%
Berry Global, Inc., Term Loan Q, 3 mo. LIBOR + 2.000% 4.186% VRN 10/01/22	$232,351	$232,772
Reynolds Group Holdings, Inc., USD 2017 Term Loan, 1 mo. LIBOR + 2.750% 4.992% VRN 2/05/23	354,375	355,863

		588,635

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc., USD Term Loan B, 1 mo. LIBOR + 2.250% 4.492% VRN 5/20/24	119,441	120,150
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.000%, 5.104% VRN 6/01/25	232,935	234,037

		354,187

Real Estate Investment Trusts (REITS) — 0.2%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 1 mo. LIBOR + 2.000% 4.242% VRN 3/21/25	458,880	459,238
Realogy Group LLC, 2018 Term Loan B, 1 mo. LIBOR + 2.250% 4.398% VRN 2/08/25	575,249	576,256
VICI Properties 1 LLC, Replacement Term Loan B, 1 mo. LIBOR + 2.000% 4.212% VRN 12/20/24	326,364	326,772

		1,362,266

Retail — 0.3%
1011778 B.C. ULC, Term Loan B3, 1 mo. LIBOR + 2.250% 4.492% VRN 2/16/24	269,661	269,729
Academy, Ltd., 2015 Term Loan B, 1 mo. LIBOR + 4.000% 6.104% VRN 7/01/22	301,143	233,385
Albertsons LLC USD 2017 Term Loan B4, 1 mo. LIBOR + 2.750% 4.992% VRN 8/25/21	275,407	275,635
USD 2017 Term Loan B6, 3 mo. LIBOR + 3.000% 5.311% VRN 6/22/23	125,146	125,108
Michaels Stores, Inc. 2018 Term Loan B, 3 mo. LIBOR + 2.500% 4.658% VRN 1/28/23	58,363	57,962
2018 Term Loan B, 1 mo. LIBOR + 2.500% 4.712% VRN 1/28/23	10,063	9,993
2018 Term Loan B, 1 mo. LIBOR + 2.500%, 4.742% VRN 1/28/23	155,020	153,956

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Party City Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.750%, 5.000% VRN 8/19/22	$104,881	$105,610
Party City Holdings, Inc., 2018 Term Loan B, 6 mo. LIBOR + 2.750% 5.000% VRN 8/19/22	103,689	104,411
PetSmart, Inc., Term Loan B2, 1 mo. LIBOR + 3.000% 5.120% VRN 3/11/22	436,409	380,121

		1,715,910

Semiconductors — 0.0%
ON Semiconductor Corp., 2018 1st Lien Term Loan B, 1 mo. LIBOR + 1.750% 3.992% VRN 3/31/23	155,062	155,179

Software — 0.1%
First Data Corp., 2024 USD Term Loan, 1 mo. LIBOR + 2.000%, 4.212% VRN 4/26/24	220,624	220,780
MA FinanceCo. LLC, USD Term Loan B3, 1 mo. LIBOR + 2.500% 4.742% VRN 6/21/24	11,935	11,895
Seattle Spinco, Inc., USD Term Loan B3, 1 mo. LIBOR + 2.500% 4.742% VRN 6/21/24	80,600	80,332

		313,007

Telecommunications — 0.1%
Level 3 Financing, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.250%, 4.432% VRN 2/22/24	386,000	387,019
Sprint Communications, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.750% VRN 2/02/24	70,750	70,927
UPC Financing Partnership, USD Term Loan AR, 1 mo. LIBOR + 2.500% 4.658% VRN 1/15/26	281,468	281,224
Virgin Media Bristol LLC, Term Loan K, 1 mo. LIBOR + 2.500% 4.658% VRN 1/15/26	133,954	134,152

		873,322

Transportation — 0.1%
Global Medical Response, Inc., 2018 Term Loan B1, 1 mo. LIBOR + 3.250% 5.383% VRN 4/28/22	222,756	219,136
XPO Logistics, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.000% 4.230% VRN 2/24/25	231,018	232,058

		451,194

TOTAL BANK LOANS (Cost $17,349,854)		17,149,161

	Principal Amount	Value
CORPORATE DEBT — 27.3%
Aerospace & Defense — 0.5%
Boeing Capital Corp. 4.700% 10/27/19	$150,000	$152,848
The Boeing Co. 4.875% 2/15/20	10,000	10,252
6.000% 3/15/19	130,000	131,908
Harris Corp. 5.054% 4/27/45	280,000	294,599
Lockheed Martin Corp. 3.550% 1/15/26	350,000	345,897
4.500% 5/15/36	60,000	62,542
Northrop Grumman Corp. 2.930% 1/15/25	340,000	322,986
3.250% 1/15/28	730,000	686,435
Raytheon Co. 3.125% 10/15/20	120,000	120,222
United Technologies Corp. 3.950% 8/16/25	350,000	348,206
4.125% 11/16/28	390,000	387,336
4.500% 6/01/42	100,000	98,862

		2,962,093

Agriculture — 0.7%
Altria Group, Inc. 2.850% 8/09/22	160,000	156,470
4.750% 5/05/21	290,000	299,790
9.250% 8/06/19	180,000	189,630
BAT Capital Corp. 3.557% 8/15/27 (a)	1,220,000	1,136,123
4.540% 8/15/47 (a)	1,110,000	1,022,512
Philip Morris International, Inc. 1.875% 11/01/19	610,000	603,209
2.500% 8/22/22	80,000	77,006
2.500% 11/02/22	350,000	336,284
2.900% 11/15/21	240,000	237,052
4.500% 3/20/42	80,000	77,946
Reynolds American, Inc. 3.250% 6/12/20	65,000	64,867
5.850% 8/15/45	190,000	206,621
8.125% 6/23/19	10,000	10,344

		4,417,854

Airlines — 0.0%
Delta Air Lines, Inc., Series 2007-1 Class A, 6.821% 2/10/24	155,364	170,263

Apparel — 0.0%
Hanesbrands, Inc. 4.625% 5/15/24 (a)	30,000	29,156
4.875% 5/15/26 (a)	110,000	105,188

		134,344

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.3%
Allison Transmission, Inc. 4.750% 10/01/27 (a)	$120,000	$113,250
BMW US Capital LLC 1.850% 9/15/21 (a)	60,000	57,300
Fiat Chrysler Automobiles NV 4.500% 4/15/20	200,000	201,000
Ford Motor Co. 4.750% 1/15/43	140,000	116,575
Ford Motor Credit Co. LLC 3.200% 1/15/21	200,000	197,036
8.125% 1/15/20	420,000	443,699
General Motors Co. 5.150% 4/01/38	40,000	37,203
6.250% 10/02/43	300,000	307,628
General Motors Financial Co., Inc. 2.450% 11/06/20	110,000	107,803
3.450% 4/10/22	30,000	29,505
4.250% 5/15/23	10,000	9,993
4.375% 9/25/21	80,000	81,418

		1,702,410

Auto Parts & Equipment — 0.0%
Allison Transmission, Inc. 5.000% 10/01/24 (a)	80,000	79,600

Banks — 8.7%
Banco Santander SA 3.457% FRN 4/12/23 (b)	200,000	200,395
3.800% 2/23/28	200,000	181,710
3.848% 4/12/23	400,000	390,799
4.379% 4/12/28	400,000	379,389
Bank of America Corp. 3.004% VRN 12/20/23 (b)	270,000	262,017
3.300% 1/11/23	90,000	88,750
3.419% VRN 12/20/28 (b)	770,000	722,714
3.500% 4/19/26	290,000	280,376
3.550% VRN 3/05/24 (b)	470,000	464,604
3 mo. USD LIBOR + 1.370% 3.593% VRN 7/21/28	1,920,000	1,830,536
3.946% VRN 1/23/49 (b)	820,000	750,293
3.970% VRN 3/05/29 (b)	600,000	585,426
4.000% 4/01/24	270,000	272,700
4.000% 1/22/25	270,000	266,453
4.125% 1/22/24	290,000	294,631
4.200% 8/26/24	380,000	381,777
4.450% 3/03/26	50,000	50,060
5.000% 1/21/44	1,010,000	1,075,935
3 mo. USD LIBOR + 3.705% 6.250% VRN 9/29/49	200,000	210,750
Bank of Montreal 3.803% VRN 12/15/32 (b)	90,000	84,091
Barclays PLC 4.972% VRN 5/16/29 (b)	230,000	226,474

	Principal Amount	Value
BNP Paribas SA 4.375% VRN 3/01/33 (a) (b)	$220,000	$209,354
4.400% 8/14/28 (a)	1,120,000	1,099,098
4.625% 3/13/27 (a)	260,000	256,639
CIT Group, Inc. 4.750% 2/16/24	200,000	200,490
5.250% 3/07/25	130,000	132,600
Citigroup, Inc. 3.520% VRN 10/27/28 (b)	1,400,000	1,316,352
4.075% VRN 4/23/29 (b)	750,000	736,122
4.125% 7/25/28	360,000	347,808
4.300% 11/20/26	1,070,000	1,054,867
4.400% 6/10/25	340,000	340,057
4.450% 9/29/27	610,000	602,952
4.650% 7/30/45	441,000	445,034
4.750% 5/18/46	40,000	39,017
5.300% 5/06/44	16,000	16,730
3 mo. USD LIBOR + 3.466% 5.350% VRN 12/31/49	100,000	98,250
5.500% 9/13/25	170,000	181,107
3 mo. USD LIBOR + 4.230% 5.900% VRN 12/29/49	40,000	40,900
3 mo. USD LIBOR + 4.068% 5.950% VRN 7/29/49	100,000	102,222
3 mo. USD LIBOR + 3.905% 5.950% VRN 12/29/49	500,000	504,375
3 mo. USD LIBOR + 3.423% 6.300% VRN 12/29/49	150,000	153,187
6.625% 6/15/32	20,000	23,599
8.125% 7/15/39	310,000	447,474
Commonwealth Bank of Australia 3.900% 7/12/47 (a)	400,000	369,408
5.000% 10/15/19 (a)	70,000	71,446
Cooperatieve Rabobank UA 4.375% 8/04/25	1,380,000	1,366,573
4.625% 12/01/23	250,000	253,811
4.750% 1/15/20 (a)	490,000	499,372
5.250% 8/04/45	295,000	309,851
3 mo. USD LIBOR + 10.868% 11.000% VRN 12/29/49 (a)	210,000	221,655
Credit Agricole SA 2.500% 4/15/19 (a)	250,000	249,653
4.000% VRN 1/10/33 (a) (b)	790,000	733,142
3 mo. USD LIBOR + 6.982% 8.375% VRN 10/29/49 (a)	480,000	498,180
Credit Suisse Group AG 3.869% VRN 1/12/29 (a) (b)	250,000	235,082
4.282% 1/09/28 (a)	350,000	340,404
Credit Suisse Group Funding Guernsey Ltd. 4.550% 4/17/26	500,000	502,400
4.875% 5/15/45	260,000	263,545

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Goldman Sachs Capital II 3 mo. USD LIBOR + .768% 4.000% VRN 12/29/49	$18,000	$15,030
The Goldman Sachs Group, Inc. 3.500% 11/16/26	200,000	189,798
3 mo. USD LIBOR + 1.510% 3.691% VRN 6/05/28	2,140,000	2,036,769
3.814% VRN 4/23/29 (b)	600,000	572,346
3.850% 7/08/24	90,000	89,478
4.000% 3/03/24	100,000	100,330
4.250% 10/21/25	260,000	257,631
4.750% 10/21/45	480,000	488,250
5.150% 5/22/45	1,200,000	1,224,694
5.250% 7/27/21	100,000	104,700
6.000% 6/15/20	290,000	303,134
6.250% 2/01/41	770,000	925,488
6.750% 10/01/37	80,000	96,236
HSBC Holdings PLC 3.400% 3/08/21	490,000	489,046
3.900% 5/25/26	370,000	358,814
4.250% 8/18/25	330,000	323,758
4.300% 3/08/26	500,000	497,829
4.583% VRN 6/19/29 (b)	1,280,000	1,280,020
6.250% VRN 12/31/99 (b) (c)	480,000	478,200
6.500% 9/15/37	300,000	355,775
6.500% VRN 12/31/99 (b) (c)	480,000	463,200
ING Bank NV 5.800% 9/25/23 (a)	210,000	221,413
Intesa Sanpaolo SpA 3.125% 7/14/22 (a)	300,000	278,762
3.375% 1/12/23 (a)	210,000	194,414
3.875% 7/14/27 (a)	580,000	494,976
3.875% 1/12/28 (a)	280,000	236,530
4.375% 1/12/48 (a)	600,000	454,665
5.017% 6/26/24 (a)	900,000	812,147
5.710% 1/15/26 (a)	200,000	181,938
JP Morgan Chase & Co. 3.509% VRN 1/23/29 (b)	780,000	738,812
3.625% 5/13/24	80,000	79,292
3.875% 9/10/24	300,000	297,137
4.125% 12/15/26	1,500,000	1,488,949
4.203% VRN 7/23/29 (b)	310,000	309,078
4.250% 10/01/27	70,000	69,652
4.350% 8/15/21	40,000	41,018
4.950% 6/01/45	290,000	304,108
Lloyds Banking Group PLC 3.574% VRN 11/07/28 (b)	200,000	183,200
4.375% 3/22/28	200,000	195,093
4.550% 8/16/28	370,000	364,762
Mitsubishi UFJ Financial Group, Inc. 2.998% 2/22/22	160,000	156,561
Morgan Stanley 3.772% VRN 1/24/29 (b)	1,050,000	1,007,889
5.500% 7/24/20	200,000	207,506

	Principal Amount	Value
Nordea Bank AB 4.875% 5/13/21 (a)	$390,000	$398,789
Royal Bank of Canada 2.150% 10/26/20	240,000	235,197
3.200% 4/30/21	270,000	269,503
Royal Bank of Scotland Group PLC 4.519% VRN 6/25/24 (b)	200,000	199,432
5.125% 5/28/24	400,000	400,304
6.000% 12/19/23	240,000	249,677
6.100% 6/10/23	790,000	824,253
6.125% 12/15/22	110,000	115,015
Santander Holdings USA, Inc. 4.500% 7/17/25	50,000	49,374
Santander UK PLC 2.375% 3/16/20	140,000	138,249
Standard Chartered PLC 5.700% 3/26/44 (a)	470,000	486,722
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	230,000	221,126
Svenska Handelsbanken AB 3.350% 5/24/21	250,000	249,600
The Toronto Dominion Bank 3.250% 6/11/21	330,000	329,893
UBS Group Funding Switzerland AG 3.491% 5/23/23 (a)	500,000	489,930
4.125% 9/24/25 (a)	210,000	208,695
4.253% 3/23/28 (a)	1,100,000	1,089,975
US Bank NA/Cincinnati OH 3.150% 4/26/21	270,000	269,418
Wachovia Capital Trust III 3 mo. USD LIBOR + .930% 5.570% VRN 3/29/49	630,000	624,015
Wells Fargo & Co. 3.000% 10/23/26	350,000	324,782
3.450% 2/13/23	120,000	117,875
4.300% 7/22/27	660,000	657,501
4.400% 6/14/46	180,000	169,557
4.480% 1/16/24	991,000	1,014,215
4.600% 4/01/21	40,000	41,135
4.650% 11/04/44	400,000	389,344
4.750% 12/07/46	890,000	886,588
4.900% 11/17/45	880,000	891,563
5.375% 11/02/43	110,000	118,177
3 mo. USD LIBOR + 3.990% 5.875% VRN 12/29/49	70,000	73,632
Westpac Banking Corp. 2.300% 5/26/20	50,000	49,389
2.600% 11/23/20	280,000	275,955

		54,089,944

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	190,000	187,241

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3.300% 2/01/23	$210,000	$207,620
3.650% 2/01/26	790,000	767,640
4.900% 2/01/46	770,000	778,717
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	231,729
4.000% 4/13/28	400,000	394,269
4.600% 4/15/48	410,000	397,161
Cott Holdings, Inc. 5.500% 4/01/25 (a)	150,000	146,438
Diageo Capital PLC 4.828% 7/15/20	200,000	205,904
Diageo Investment Corp. 2.875% 5/11/22	150,000	147,328
Molson Coors Brewing Co. 3.000% 7/15/26	160,000	145,160
3.500% 5/01/22	30,000	29,744
PepsiCo, Inc. 4.000% 3/05/42	50,000	49,239
Pernod Ricard SA 4.450% 1/15/22 (a)	250,000	255,001

		3,943,191

Biotechnology — 0.3%
Amgen, Inc. 2.125% 5/01/20	60,000	59,059
3.625% 5/22/24	30,000	29,970
4.663% 6/15/51	34,000	33,637
Celgene Corp. 2.250% 8/15/21	240,000	231,964
3.550% 8/15/22	40,000	39,880
3.625% 5/15/24	40,000	39,441
3.875% 8/15/25	10,000	9,851
5.000% 8/15/45	640,000	636,008
5.250% 8/15/43	70,000	70,870
Gilead Sciences, Inc. 2.550% 9/01/20	80,000	79,196
3.700% 4/01/24	210,000	210,650
4.500% 2/01/45	10,000	9,935
4.750% 3/01/46	200,000	206,151

		1,656,612

Chemicals — 0.2%
Equate Petrochemical BV 4.250% 11/03/26 (a)	430,000	422,475
Nutrien Ltd. 4.875% 3/30/20	50,000	51,009
OCP SA 4.500% 10/22/25 (a)	330,000	316,800
Syngenta Finance NV 3.933% 4/23/21 (a)	400,000	398,875

		1,189,159

Commercial Services — 0.2%
DP World Ltd. 5.625% 9/25/48 (a)	560,000	554,508

	Principal Amount	Value
Ecolab, Inc. 4.350% 12/08/21	$41,000	$42,224
UBM PLC 5.750% 11/03/20 (a)	110,000	111,566
United Rentals North America, Inc. 4.875% 1/15/28	150,000	140,625
5.500% 7/15/25	70,000	71,400
5.875% 9/15/26	90,000	92,362

		1,012,685

Computers — 0.5%
Apple, Inc. 1.550% 8/04/21	210,000	201,443
2.000% 11/13/20	270,000	265,195
2.450% 8/04/26	800,000	737,751
Dell International LLC/EMC Corp. 3.480% 6/01/19 (a)	630,000	631,592
4.420% 6/15/21 (a)	970,000	984,624

		2,820,605

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.750% 5/15/19	150,000	150,591
4.500% 5/15/21	160,000	162,483
Series WI, 5.000% 10/01/21	150,000	154,288
Ally Financial, Inc. 3.500% 1/27/19	80,000	80,000
7.500% 9/15/20	236,000	252,225
American Express Credit Corp. 2.375% 5/26/20	280,000	276,531
Federal National Mortgage Association 0.010% 10/09/19	1,460,000	1,418,017
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	215,000	210,080
4.418% 11/15/35	380,000	357,639
ILFC E-Capital Trust II 5.030% VRN 12/21/65 (a) (b)	10,000	9,050
International Lease Finance Corp. 5.875% 8/15/22	70,000	74,048
8.625% 1/15/22	180,000	204,576
KKR Group Finance Co. II LLC 5.500% 2/01/43 (a)	20,000	20,641
Synchrony Financial 2.700% 2/03/20	200,000	197,757
Visa, Inc. 3.150% 12/14/25	1,020,000	989,014
4.300% 12/14/45	260,000	268,838

		4,825,778

Electric — 0.8%
AES Corp. 5.500% 4/15/25	83,000	85,075

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Duke Energy Corp. 3.750% 4/15/24	$100,000	$100,234
3.950% 8/15/47	70,000	63,093
Exelon Corp. 5.625% 6/15/35	290,000	324,342
FirstEnergy Corp. 3.900% 7/15/27	710,000	690,659
4.250% 3/15/23	310,000	314,821
4.850% 7/15/47	240,000	244,142
7.375% 11/15/31	1,460,000	1,884,471
Pacific Gas & Electric Co. 3.300% 12/01/27	420,000	383,976
5.800% 3/01/37	110,000	122,704
6.050% 3/01/34	520,000	591,054

		4,804,571

Entertainment — 0.0%
GLP Capital LP/GLP Financing II, Inc. 5.250% 6/01/25	10,000	10,162
5.375% 4/15/26	90,000	91,396

		101,558

Environmental Controls — 0.0%
Waste Management, Inc. 3.500% 5/15/24	90,000	88,888
4.600% 3/01/21	30,000	30,779
7.375% 5/15/29	50,000	61,888

		181,555

Foods — 0.4%
Danone SA 2.077% 11/02/21 (a)	250,000	239,271
2.589% 11/02/23 (a)	310,000	291,602
2.947% 11/02/26 (a)	550,000	504,999
Kraft Heinz Foods Co. 3.000% 6/01/26	80,000	73,024
3.500% 7/15/22	80,000	79,391
3.950% 7/15/25	90,000	88,689
4.000% 6/15/23	20,000	20,057
4.375% 6/01/46	300,000	264,960
4.875% 2/15/25 (a)	122,000	123,997
5.000% 7/15/35	80,000	79,025
5.000% 6/04/42	40,000	38,193
5.200% 7/15/45	70,000	68,425
5.375% 2/10/20	136,000	139,866
Lamb Weston Holdings, Inc. 4.625% 11/01/24 (a)	120,000	117,300
WM Wrigley Jr. Co. 2.400% 10/21/18 (a)	40,000	39,996
2.900% 10/21/19 (a)	130,000	129,751
3.375% 10/21/20 (a)	10,000	10,011

		2,308,557

	Principal Amount	Value
Health Care – Products — 0.4%
Abbott Laboratories 3.750% 11/30/26	$210,000	$209,411
4.750% 11/30/36	140,000	148,994
4.900% 11/30/46	360,000	390,975
Becton Dickinson & Co. 4.685% 12/15/44	50,000	49,300
Becton Dickinson and Co. 3.363% 6/06/24	750,000	724,636
3.734% 12/15/24	65,000	63,659
Medtronic, Inc. 3.125% 3/15/22	180,000	178,768
3.500% 3/15/25	660,000	654,512
4.625% 3/15/45	190,000	201,235

		2,621,490

Health Care – Services — 0.8%
Aetna, Inc. 2.800% 6/15/23	40,000	38,326
Anthem, Inc. 2.950% 12/01/22	330,000	320,847
3.125% 5/15/22	50,000	49,212
3.350% 12/01/24	120,000	116,365
3.650% 12/01/27	510,000	484,497
3.700% 8/15/21	70,000	70,466
Catholic Health Initiatives 4.350% 11/01/42	20,000	18,021
Centene Corp. 4.750% 5/15/22	140,000	141,575
4.750% 1/15/25	80,000	79,800
5.375% 6/01/26 (a)	90,000	92,147
5.625% 2/15/21	70,000	71,225
6.125% 2/15/24	170,000	178,500
Fresenius Medical Care US Finance II, Inc. 4.125% 10/15/20 (a)	50,000	50,452
4.750% 10/15/24 (a)	70,000	72,037
5.875% 1/31/22 (a)	50,000	52,750
Halfmoon Parent, Inc. 3.400% 9/17/21 (a)	210,000	209,163
3.750% 7/15/23 (a)	570,000	568,256
4.125% 11/15/25 (a)	160,000	159,544
4.375% 10/15/28 (a)	710,000	707,932
HCA, Inc. 4.500% 2/15/27	40,000	39,150
5.000% 3/15/24	50,000	51,250
5.250% 6/15/26	60,000	61,725
5.500% 6/15/47	130,000	131,788
5.625% 9/01/28	20,000	20,100
5.875% 3/15/22	250,000	265,000
5.875% 5/01/23	30,000	31,650
7.500% 2/15/22	40,000	43,800

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Humana, Inc. 3.150% 12/01/22	$40,000	$39,149
3.950% 3/15/27	190,000	186,751
4.625% 12/01/42	70,000	69,311
4.800% 3/15/47	10,000	10,199
4.950% 10/01/44	60,000	62,306
UnitedHealth Group, Inc. 2.700% 7/15/20	250,000	248,429
2.875% 12/15/21	160,000	158,184
3.750% 7/15/25	50,000	50,238
4.250% 6/15/48	200,000	200,731
5.800% 3/15/36	70,000	83,388

		5,234,264

Home Builders — 0.1%
Lennar Corp. 4.500% 4/30/24	120,000	117,504
4.750% 11/29/27	190,000	182,400
5.000% 6/15/27	20,000	19,500
NVR, Inc. 3.950% 9/15/22	100,000	100,064
Toll Brothers Finance Corp. 4.375% 4/15/23	110,000	109,175

		528,643

Household Products & Wares — 0.0%
Spectrum Brands, Inc. 5.750% 7/15/25	60,000	60,600

Housewares — 0.1%
Newell Brands, Inc. 3.150% 4/01/21	190,000	186,953
3.850% 4/01/23	170,000	166,387
4.200% 4/01/26	140,000	133,155

		486,495

Insurance — 0.2%
Ambac Assurance Corp. 5.100% 6/07/20 (a)	4,362	5,943
Ambac LSNI LLC 7.396% FRN 2/12/23 (a) (b)	19,865	20,063
American International Group, Inc. 3 mo. USD LIBOR + 2.056% 6.250% VRN 3/15/87	234,000	235,170
Brighthouse Financial, Inc. 4.700% 6/22/47	70,000	57,931
Chubb INA Holdings, Inc. 2.300% 11/03/20	70,000	68,727
MetLife Capital Trust IV 7.875% 12/15/67 (a)	200,000	245,000
MetLife, Inc. 6.400% 12/15/66	190,000	201,400
Nuveen Finance LLC 2.950% 11/01/19 (a)	150,000	149,794

	Principal Amount	Value
Reliance Standard Life Global Funding II 2.500% 1/15/20 (a)	$90,000	$89,082
Teachers Insurance & Annuity Association of America 4.900% 9/15/44 (a)	200,000	212,463
6.850% 12/16/39 (a)	22,000	28,873
Voya Financial, Inc. 5.700% 7/15/43	160,000	175,555

		1,490,001

Internet — 0.2%
Amazon.com, Inc. 3.150% 8/22/27	470,000	450,333
3.875% 8/22/37	160,000	156,648
4.050% 8/22/47	210,000	206,865
4.950% 12/05/44	180,000	201,304

		1,015,150

Iron & Steel — 0.1%
ArcelorMittal 6.250% STEP 2/25/22	50,000	53,625
7.000% STEP 10/15/39	60,000	69,741
Vale Overseas Ltd. 6.875% 11/21/36	361,000	419,193

		542,559

Leisure Time — 0.0%
NCL Corp. Ltd. 4.750% 12/15/21 (a)	32,000	32,200
VOC Escrow Ltd. 5.000% 2/15/28 (a)	210,000	201,818

		234,018

Lodging — 0.1%
Hilton Domestic Operating Co., Inc. 5.125% 5/01/26 (a)	70,000	69,650
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.625% 4/01/25	20,000	19,475
4.875% 4/01/27	270,000	266,147
Sands China Ltd. 5.125% 8/08/25 (a)	470,000	468,943

		824,215

Machinery – Construction & Mining — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	20,293

Machinery – Diversified — 0.0%
John Deere Capital Corp. 1.700% 1/15/20	40,000	39,431
2.250% 4/17/19	100,000	99,747

		139,178

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 1.2%
21st Century Fox America, Inc. 6.200% 12/15/34	$20,000	$24,640
6.650% 11/15/37	120,000	158,646
Altice France SA 7.375% 5/01/26 (a)	530,000	530,000
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (a)	150,000	140,985
5.125% 5/01/27 (a)	450,000	426,375
5.250% 9/30/22	20,000	20,219
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	300,000	300,170
4.200% 3/15/28	1,270,000	1,215,015
4.908% 7/23/25	340,000	345,245
5.375% 4/01/38	480,000	466,892
5.750% 4/01/48	10,000	10,006
6.484% 10/23/45	160,000	171,997
6.834% 10/23/55	60,000	66,225
Comcast Corp. 3.375% 8/15/25	170,000	164,156
3.900% 3/01/38	450,000	412,446
3.999% 11/01/49	55,000	48,947
4.200% 8/15/34	160,000	154,055
4.250% 1/15/33	20,000	19,606
6.500% 11/15/35	200,000	241,349
DISH DBS Corp. 5.875% 11/15/24	440,000	394,350
7.750% 7/01/26	50,000	47,165
Myriad International Holdings B.V. 4.850% 7/06/27 (a)	430,000	422,475
NBCUniversal Media LLC 4.375% 4/01/21	170,000	174,169
Time Warner Cable, Inc. 4.125% 2/15/21	140,000	141,124
5.875% 11/15/40	200,000	201,922
6.550% 5/01/37	10,000	10,848
6.750% 6/15/39	120,000	130,872
7.300% 7/01/38	210,000	240,538
8.250% 4/01/19	230,000	235,879
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	24,839
UPCB Finance IV Ltd. 5.375% 1/15/25 (a)	400,000	399,500
Viacom, Inc. 3.875% 4/01/24	30,000	29,474
4.250% 9/01/23	50,000	50,341
Warner Media LLC 4.750% 3/29/21	200,000	206,041
6.250% 3/29/41	20,000	21,626

		7,648,137

	Principal Amount	Value
Mining — 0.8%
Alcoa Nederland Holding BV 6.750% 9/30/24 (a)	$240,000	$253,800
Anglo American Capital PLC 3.625% 9/11/24 (a)	560,000	533,153
3.750% 4/10/22 (a)	200,000	197,434
Barrick Gold Corp. 5.250% 4/01/42	80,000	83,312
Barrick North America Finance LLC 5.700% 5/30/41	180,000	194,670
5.750% 5/01/43	210,000	233,142
BHP Billiton Finance USA Ltd. 2.875% 2/24/22	20,000	19,679
5.000% 9/30/43	300,000	333,029
5 year USD Swap + 5.093% 6.750% VRN 10/19/75 (a)	500,000	548,125
Freeport-McMoRan, Inc. 3.875% 3/15/23	10,000	9,667
4.000% 11/14/21	170,000	168,512
4.550% 11/14/24	10,000	9,700
5.450% 3/15/43	96,000	87,360
6.875% 2/15/23	20,000	21,300
Glencore Funding LLC 2.875% 4/16/20 (a)	80,000	78,974
4.000% 3/27/27 (a)	930,000	872,920
4.125% 5/30/23 (a)	170,000	169,793
Southern Copper Corp. 5.250% 11/08/42	870,000	879,524

		4,694,094

Miscellaneous – Manufacturing — 0.4%
Eaton Corp. 2.750% 11/02/22	570,000	553,184
4.150% 11/02/42	170,000	161,034
General Electric Co. 5.500% 1/08/20	40,000	41,156
4.375% 9/16/20	60,000	61,298
5.300% 2/11/21	75,000	78,153
4.650% 10/17/21	170,000	175,539
6.150% 8/07/37	330,000	377,971
5.875% 1/14/38	216,000	241,109
6.875% 1/10/39	846,000	1,056,668
4.500% 3/11/44	60,000	56,593

		2,802,705

Oil & Gas — 3.3%
Anadarko Petroleum Corp. 4.850% 3/15/21	390,000	400,802
6.450% 9/15/36	60,000	68,465
6.600% 3/15/46	630,000	740,876
Antero Resources Corp. 5.375% 11/01/21	10,000	10,128
Apache Corp. 4.250% 1/15/44	570,000	505,285

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.750% 4/15/43	$90,000	$85,035
5.100% 9/01/40	460,000	454,956
6.000% 1/15/37	17,000	18,577
BP Capital Markets PLC 3.119% 5/04/26	290,000	276,529
3.216% 11/28/23	300,000	294,324
3.506% 3/17/25	550,000	543,939
3.535% 11/04/24	110,000	109,368
3.561% 11/01/21	20,000	20,131
3.588% 4/14/27	330,000	322,676
Chesapeake Energy Corp. 5.750% 3/15/23	10,000	9,738
8.000% 12/15/22 (a)	8,000	8,360
Chevron Corp. 2.954% 5/16/26	190,000	181,441
Cimarex Energy Co. 3.900% 5/15/27	490,000	468,100
CNOOC Finance USA LLC 3.500% 5/05/25	1,040,000	997,117
Concho Resources, Inc. 3.750% 10/01/27	30,000	28,635
4.300% 8/15/28	430,000	428,258
ConocoPhillips Holding Co. 6.950% 4/15/29	125,000	156,082
Continental Resources, Inc. 4.375% 1/15/28	110,000	109,178
4.500% 4/15/23	10,000	10,176
Devon Energy Corp. 3.250% 5/15/22	100,000	98,243
5.000% 6/15/45	600,000	591,028
5.600% 7/15/41	400,000	424,206
5.850% 12/15/25	170,000	185,271
Diamondback Energy, Inc. 5.375% 5/31/25	100,000	102,000
Ecopetrol SA 5.875% 5/28/45	1,300,000	1,285,700
Ensco PLC 8.000% 1/31/24	10,000	10,075
EOG Resources, Inc. 4.150% 1/15/26	120,000	122,716
Exxon Mobil Corp. 3.043% 3/01/26	210,000	203,693
4.114% 3/01/46	520,000	527,138
KazMunayGas National Co. JSC 5.375% 4/24/30 (a)	200,000	203,220
Kerr-McGee Corp. 6.950% 7/01/24	230,000	258,995
7.875% 9/15/31	160,000	199,279
Noble Energy, Inc. 3.850% 1/15/28	240,000	226,696
4.950% 8/15/47	120,000	114,918
5.250% 11/15/43	120,000	118,359

	Principal Amount	Value
Occidental Petroleum Corp. 3.000% 2/15/27	$130,000	$123,509
3.125% 2/15/22	120,000	118,812
3.400% 4/15/26	170,000	166,207
4.100% 2/15/47	520,000	503,912
4.400% 4/15/46	50,000	50,861
4.625% 6/15/45	80,000	83,119
Petrobras Global Finance BV 5.299% 1/27/25	3,391,000	3,167,194
5.999% 1/27/28	900,000	830,250
6.125% 1/17/22	89,000	91,879
6.250% 3/17/24	332,000	332,664
7.375% 1/17/27	260,000	263,289
Petroleos Mexicanos 6.375% 1/23/45	220,000	203,720
6.625% 6/15/35	763,000	758,040
6.875% 8/04/26	160,000	168,784
QEP Resources, Inc. 5.625% 3/01/26	10,000	9,563
6.875% 3/01/21	170,000	178,500
Range Resources Corp. 4.875% 5/15/25	30,000	28,388
5.000% 3/15/23	210,000	205,800
5.875% 7/01/22	10,000	10,175
Shell International Finance BV 2.875% 5/10/26	380,000	360,897
4.000% 5/10/46	600,000	587,121
4.375% 3/25/20	210,000	214,143
4.375% 5/11/45	190,000	197,308
4.550% 8/12/43	100,000	105,068
Sinopec Group Overseas Development 2014 Ltd. 4.375% 4/10/24 (a)	330,000	334,377
Transocean Pontus Ltd. 6.125% 8/01/25 (a)	105,000	106,705
Whiting Petroleum Corp. 6.250% 4/01/23	50,000	51,750
6.625% 1/15/26	110,000	114,400
WPX Energy, Inc. 8.250% 8/01/23	30,000	34,050

		20,320,198

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 3.200% 8/15/21	55,000	54,715
Halliburton Co. 3.800% 11/15/25	240,000	237,944
4.850% 11/15/35	30,000	31,381
5.000% 11/15/45	500,000	533,976
Schlumberger Holdings Corp. 3.000% 12/21/20 (a)	190,000	188,653
4.000% 12/21/25 (a)	150,000	149,969

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Schlumberger Norge AS 4.200% 1/15/21 (a)	$10,000	$10,151

		1,206,789

Packaging & Containers — 0.0%
Berry Global, Inc. 4.500% 2/15/26 (a)	40,000	38,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125% 7/15/23 (a)	60,000	59,700
5.750% 10/15/20	9,691	9,715
6.875% STEP 2/15/21	51,981	52,565
WestRock RKT Co. 3.500% 3/01/20	80,000	80,003
4.000% 3/01/23	30,000	30,037

		270,020

Pharmaceuticals — 1.5%
AbbVie, Inc. 2.900% 11/06/22	80,000	77,720
3.600% 5/14/25	130,000	125,823
Allergan Funding SCS 3.450% 3/15/22	30,000	29,799
3.800% 3/15/25	180,000	176,264
4.550% 3/15/35	440,000	427,992
4.750% 3/15/45	141,000	137,086
Bausch Health Cos., Inc. 9.000% 12/15/25 (a)	50,000	53,813
Bausch Health Cos., Inc. 5.625% 12/01/21 (a)	50,000	49,813
5.875% 5/15/23 (a)	70,000	68,250
6.125% 4/15/25 (a)	60,000	57,000
7.000% 3/15/24 (a)	170,000	179,605
7.500% 7/15/21 (a)	140,000	142,625
8.500% 1/31/27 (a)	40,000	42,000
9.250% 4/01/26 (a)	50,000	53,938
Cardinal Health, Inc. 2.616% 6/15/22	130,000	124,378
3.079% 6/15/24	170,000	160,591
CVS Health Corp. 2.750% 12/01/22	120,000	115,736
3.350% 3/09/21	190,000	189,610
3.700% 3/09/23	940,000	935,080
3.875% 7/20/25	124,000	122,194
4.100% 3/25/25	310,000	309,170
4.300% 3/25/28	2,690,000	2,668,907
5.050% 3/25/48	160,000	163,655
5.125% 7/20/45	350,000	359,812
CVS Pass-Through Trust 5.298% 1/11/27 (a)	8,329	8,522
5.880% 1/10/28	93,092	97,935
6.036% 12/10/28	81,102	86,495
6.943% 1/10/30	69,530	77,607

	Principal Amount	Value
Eli Lilly & Co. 3.100% 5/15/27	$140,000	$134,848
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	176,972
Johnson & Johnson 3.625% 3/03/37	690,000	663,896
Merck & Co., Inc. 2.750% 2/10/25	120,000	115,192
Teva Pharmaceutical Finance Co. BV 2.950% 12/18/22	60,000	55,716
3.650% 11/10/21	50,000	48,431
Teva Pharmaceutical Finance IV BV 3.650% 11/10/21	210,000	203,409
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	100,000	98,374
2.200% 7/21/21	660,000	620,202
2.800% 7/21/23	40,000	35,618

		9,194,078

Pipelines — 0.8%
Cheniere Corpus Christi Holdings LLC 5.125% 6/30/27	150,000	150,562
El Paso Natural Gas Co. LLC 8.375% 6/15/32	289,000	364,851
Energy Transfer LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	30,408
5.875% 3/01/22	100,000	105,811
Enterprise Products Operating LLC 5.700% 2/15/42	40,000	45,249
Kinder Morgan Energy Partners LP 3.500% 3/01/21	110,000	110,316
3.500% 9/01/23	120,000	117,333
Kinder Morgan, Inc. 4.300% 3/01/28	50,000	49,574
5.300% 12/01/34	90,000	93,104
MPLX LP 4.000% 3/15/28	140,000	134,654
4.500% 4/15/38	290,000	273,324
4.700% 4/15/48	620,000	577,776
4.875% 12/01/24	150,000	155,629
Southern Natural Gas Co. LLC 8.000% 3/01/32	248,000	318,533
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250% 11/15/23	90,000	87,863
5.375% 2/01/27	30,000	30,000
5.875% 4/15/26 (a)	60,000	61,875
Transcontinental Gas Pipe Line Co. LLC 7.850% 2/01/26	730,000	889,207
Williams Cos., Inc. 5.250% 3/15/20	130,000	133,416

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
7.500% 1/15/31	$330,000	$400,820
7.750% 6/15/31	580,000	698,912

		4,829,217

Real Estate — 0.0%
WEA Finance LLC 4.625% 9/20/48 (a)	150,000	147,139

Real Estate Investment Trusts (REITS) — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	40,000	41,000
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.750% 9/17/24 (a)	220,000	216,672
4.750% 9/17/44 (a)	250,000	253,175

		510,847

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. 5.000% 10/15/25 (a)	150,000	143,627
Beacon Roofing Supply, Inc. 4.875% 11/01/25 (a)	90,000	82,913
McDonald’s Corp. 3.500% 3/01/27	320,000	310,782
3.700% 1/30/26	350,000	346,799
QVC, Inc. 5.950% 3/15/43	10,000	9,066
The TJX Cos., Inc. 2.250% 9/15/26	30,000	27,168
Walgreens Boots Alliance, Inc. 3.450% 6/01/26	260,000	246,727
Walmart, Inc. 3.700% 6/26/28	560,000	560,151

		1,727,233

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125% 1/15/25	200,000	185,812
3.875% 1/15/27	40,000	37,658
Intel Corp. 3.700% 7/29/25	70,000	70,469
3.734% 12/08/47	54,000	50,322

		344,261

Software — 0.8%
First Data Corp. 5.000% 1/15/24 (a)	280,000	281,750
7.000% 12/01/23 (a)	20,000	20,825
Microsoft Corp. 1.550% 8/08/21	360,000	345,537
2.400% 2/06/22	540,000	527,495
2.400% 8/08/26	1,620,000	1,493,728

	Principal Amount	Value
2.700% 2/12/25	$100,000	$95,899
2.875% 2/06/24	380,000	371,490
3.300% 2/06/27	690,000	676,770
3.750% 2/12/45	400,000	387,667
3.950% 8/08/56	100,000	97,831
4.100% 2/06/37	170,000	175,601
salesforce.com, Inc. 3.250% 4/11/23	270,000	268,047
3.700% 4/11/28	90,000	89,230

		4,831,870

Telecommunications — 1.4%
America Movil SAB de CV 5.000% 3/30/20	330,000	337,986
AT&T, Inc. 3.000% 2/15/22	60,000	58,766
3.400% 5/15/25	580,000	552,200
4.350% 6/15/45	330,000	284,286
4.500% 3/09/48	516,000	450,255
4.750% 5/15/46	80,000	73,091
5.800% 2/15/19	200,000	202,326
Bharti Airtel Ltd. 4.375% 6/10/25 (a)	440,000	407,132
CommScope Technologies LLC 5.000% 3/15/27 (a)	90,000	86,625
Qwest Corp. 6.875% 9/15/33	85,000	84,528
Sprint Corp. 7.250% 9/15/21	80,000	84,600
7.625% 2/15/25	410,000	434,805
7.875% 9/15/23	30,000	32,363
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (a)	150,000	149,438
4.738% 9/20/29 (a)	220,000	219,901
Telecom Italia SpA 5.303% 5/30/24 (a)	400,000	389,500
Telefonica Emisiones SAU 4.103% 3/08/27	300,000	288,387
5.213% 3/08/47	150,000	146,754
5.877% 7/15/19	80,000	81,761
Verizon Communications, Inc. 2.625% 8/15/26	230,000	208,545
3.376% 2/15/25	100,000	97,068
3.500% 11/01/24	160,000	157,775
4.125% 3/16/27	220,000	221,003
4.329% 9/21/28 (a)	820,000	824,391
4.400% 11/01/34	270,000	263,300
4.500% 8/10/33	330,000	327,284
4.522% 9/15/48	240,000	228,234
4.862% 8/21/46	130,000	129,677
5.250% 3/16/37	170,000	181,249
5.500% 3/16/47	30,000	32,849

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vodafone Group PLC 4.375% 5/30/28	$1,380,000	$1,359,613
5.250% 5/30/48	520,000	522,076

		8,917,768

Textiles — 0.1%
Cintas Corp. No 2 2.900% 4/01/22	160,000	156,085
3.700% 4/01/27	260,000	253,220

		409,305

Transportation — 0.3%
Union Pacific Corp. 3.750% 7/15/25	190,000	190,011
3.950% 9/10/28	620,000	622,724
4.500% 9/10/48	600,000	611,936
United Parcel Service, Inc. 2.500% 4/01/23	120,000	115,709
3.050% 11/15/27	190,000	181,746

		1,722,126

Trucking & Leasing — 0.0%
DAE Funding LLC 4.500% 8/01/22 (a)	80,000	78,000
5.000% 8/01/24 (a)	80,000	78,300
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (a)	50,000	50,438
5.500% 2/15/24 (a)	60,000	61,500

		268,238

TOTAL CORPORATE DEBT (Cost $171,441,352)		169,441,710

MUNICIPAL OBLIGATIONS — 0.0%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	56,023
State of California 5.000% 4/01/42	70,000	75,655
5.000% 11/01/43	50,000	55,050

		186,728

TOTAL MUNICIPAL OBLIGATIONS (Cost $173,256)		186,728

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.2%
Automobile ABS — 0.0%
Hertz Vehicle Financing II LP, Series 2015-1A, Class C 4.350% 3/25/21 (a)	250,000	248,586

	Principal Amount	Value
Commercial MBS — 3.2%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AJ, 5.731% VRN 4/10/49 (b)	$51,955	$30,274
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA, 5.977% VRN 8/10/45 (a) (b)	790,404	617,924
BANK, 2017-BNK4, Class XA, 1.607% VRN 5/15/50 (b)	3,737,707	324,163
BBCCRE Trust, Series 2015-GTP, Class E, 4.715% VRN 8/10/33 (a) (b)	1,020,000	901,961
BX Trust Series 2017-APPL, Class A, 1 mo. LIBOR + ..880% 3.038% FRN 7/15/34 (a)	434,099	434,092
Series 2017-APPL, Class B, 1 mo. LIBOR + 1.150% 3.308% FRN 7/15/34 (a)	434,099	434,379
Series 2017-IMC, Class F, 6.408% FRN 10/15/32 (a) (b)	1,000,000	1,003,750
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631% 2/10/50	400,000	396,395
CHT Mortgage Trust, Series 2017-CSMO, Class A, 3.088% FRN 11/15/36 (a) (b)	560,000	560,868
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class AS, 3.571% 2/10/48	390,000	383,554
Series 2014-GC19, Class E, 4.666% VRN 3/10/47 (a) (b)	270,000	227,745
Cold Storage Trust, Series 2017-ICE3, Class B, 1 mo. LIBOR + 1.250% 3.408% FRN 4/15/36 (a)	740,000	742,991
COMM Mortgage Trust, Series 2012-CR1, Class XA, 2.048% VRN 5/15/45 (b)	1,789,971	98,887
Credit Suisse Mortgage Trust Series 2017-LSTK, Class A, 2.761% 4/05/33 (a)	430,000	422,544
Series 2015-GLPA, Class A, 3.881% 11/15/37 (a)	135,087	136,239
Series 2014-USA, Class A2, 3.953% 9/15/37 (a)	190,000	189,347
Series 2014-USA, Class E, 4.373% 9/15/37 (a)	240,000	214,919
Series 2014-USA, Class F, 4.373% 9/15/37 (a)	230,000	191,725
Series 2006-C5, Class AJ, 5.373% 12/15/39	121,187	91,416
Series 2007-C5, Class AM, 5.869% VRN 9/15/40 (b)	31,467	30,128

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-CHOP, Class G, 1 mo. LIBOR + 5.620% 7.778% FRN 7/15/32 (a)	$1,700,000	$1,694,295
DBCG Mortgage Trust, Series 2017-BBG, Class A, 1 mo. LIBOR + .700% 2.858% FRN 6/15/34 (a)	270,000	270,003
FREMF Mortgage Trust, Series 2012-K20, Class X2A 0.200% 5/25/45 (a)	3,301,964	18,925
GE Business Loan Trust, Series 2006-2A, Class D, 1 mo. LIBOR + .750% 2.908% FRN 11/15/34 (a)	117,137	111,678
GE Commercial Mortgage Corp., Series 2007-C1, Class AJ, 5.677% VRN 12/10/49 (b)	50,000	15,412
Government National Mortgage Association Series 2018-98, Class A, 3.000% 10/16/50	99,709	96,819
Series 2018-129, Class AG, 3.100% 5/16/59	220,000	214,742
Series 2018-118, Class AC, 3.200% 5/16/49	100,000	98,427
GS Mortgage Securities Corp. II Series 2018-SRP5, Class A, 3.458% FRN 9/15/31 (a) (b)	1,350,000	1,350,654
Series 2015-GC30, Class AS, 3.777% VRN 5/10/50 (b)	280,000	278,052
GS Mortgage Securities Corp. Trust, Series 2017-485L, Class A 3.721% 2/10/37 (a)	330,000	324,797
GS Mortgage Securities Trust Series 2015-GC28, Class C, 4.470% VRN 2/10/48 (b)	270,000	264,268
Series 2006-GG8, Class AJ, 5.622% 11/10/39	121,449	102,295
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A 2.835% 8/10/38 (a)	320,000	297,860
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class A4, 3.648% VRN 12/15/49 (b)	310,000	306,918
Series 2006-LDP9, Class AM, 5.372% 5/15/47	62,642	62,621
Series 2006-LDP9, Class AJ, 5.411% 5/15/47	440,000	323,683
Series 2007-LDPX, Class AJFX, 5.438% 1/15/49 (a)	600,000	97,872
Series 2007-CB18, Class AJ, 5.502% VRN 6/12/47 (b)	360,000	298,670
Series 2007-LDPX, Class AJ, 5.503% VRN 1/15/49 (b)	460,000	74,661

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class XA, 1.278% VRN 4/15/47 (b)	$2,384,177	$44,934
Series 2014-C21, Class AS, 3.997% 8/15/47	250,000	251,777
Series 2015-C31, Class B, 4.771% VRN 8/15/48 (b)	160,000	165,304
Series 2013-C17, Class B, 5.050% VRN 1/15/47 (b)	30,000	31,309
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class XA, 1.053% VRN 10/15/50 (b)	7,950,008	479,471
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2, 2.729% VRN 4/20/48 (a) (b)	497,018	494,373
Series 2015-3, Class A3, 3.127% VRN 4/20/48 (a) (b)	707,000	693,567
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ, 6.193% VRN 9/12/49 (b)	125,577	98,892
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A4, 3.306% 4/15/48	420,000	409,617
Series 2012-C6, Class E, 4.726% VRN 11/15/45 (a) (b)	150,000	145,873
Morgan Stanley Capital I Trust Series 2006-IQ12, Class AJ, 5.399% 12/15/43	61,446	48,212
Series 2007-IQ13, Class AJ, 5.438% 3/15/44	20,346	20,558
One Market Plaza Trust, Series 2017-1MKT, Class A 3.614% 2/10/32 (a)	850,000	845,000
Shops at Crystals Trust, Series 2016-CSTL, Class A 3.126% 7/05/36 (a)	320,000	302,005
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 2.871% FRN 11/11/34 (a) (b)	458,758	458,763
UBS Commercial Mortgage Trust Series 2017-C1, Class A4, 3.460% 6/15/50	170,000	165,497
Series 2017-C2, Class A4, 3.487% 8/15/50	570,000	555,684
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A, 4.104% VRN 9/14/22 (a) (b)	253,505	248,321
Wells Fargo Commercial Mortgage Trust Series 2015-NXSI, Class AS, 3.406% 5/15/48	190,000	185,774

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2013-LC12, Class B, 4.423% VRN 7/15/46 (b)	$140,000	$142,178
WFRBS Commercial Mortgage Trust Series 2014-C24, Class AS, 3.931% 11/15/47	190,000	191,060
Series 2014-C24, Class B, 4.204% VRN 11/15/47 (b)	190,000	190,465
Series 2014-C24, Class C, 4.290% VRN 11/15/47 (b)	190,000	180,503

		20,085,090

Home Equity ABS — 0.8%
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A3B, 1 mo. USD LIBOR + ..960% 3.176% FRN 11/25/33	1,249,236	1,211,445
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + ..270% 2.486% FRN 3/25/36	517,197	342,132
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.860% STEP 1/25/37	1,890,173	1,876,584
RBSSP Resecuritization Trust, Series 2010-4, Class 6A2, 5.825% STEP 2/26/36 (a)	1,420,433	1,369,271

		4,799,432

Manufactured Housing ABS — 0.3%
Conseco Finance Corp., Series 1996-4, Class M1, 7.750% VRN 6/15/27 (b)	1,573,476	1,598,973
Greenpoint Manufactured Housing, Series 2001-2, Class IA2, Auction Rate Security 5.631% FRN 2/20/32	150,000	150,485

		1,749,458

Other ABS — 1.8%
Ameriquest Mortgage Securities, Inc., Series 2004-R7, Class M3, 1 mo. USD LIBOR + 1.020% 3.236% FRN 8/25/34	645,369	639,597
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000% VRN 3/28/57 (a) (b)	731,512	717,542
Community Funding CLO Ltd., Series 2015-1A, Class A, (Acquired 9/30/15, Cost $690,000), 5.750% STEP 11/01/27 (a) (d) (e)	679,398	673,438
Credit Suisse Mortgage Trust, 1 mo. LIBOR 5.364% FRN 8/15/20	2,300,000	2,300,055

	Principal Amount	Value
HSI Asset Securitization Corp., Series 2005-II, Class 2A4, 1 mo. USD LIBOR + ..390% 2.606% FRN 11/25/35	$2,400,000	$2,279,530
PFCA Home Equity Investment Trust, Series 2003-IFC6, Class A, 4.212% VRN 4/22/35 (a) (b)	1,144,041	1,150,402
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class M2, 5.717% STEP 4/25/35	1,642,149	1,208,308
SBA Small Business Investment Cos. Series 2018-10A, Class 1, 3.187% 3/10/28	353,688	346,887
Series 2018-10B, Class 1, 3.548% 9/11/28	460,000	459,557
Structured Asset Investment Loan Trust, Series 2004-8, Class A9, 1 mo. USD LIBOR + 1.000% 3.216% FRN 9/25/34	1,292,532	1,293,924
Upstart Securitization Trust, Series 2017-1, Class A 2.639% 6/20/24 (a)	233,239	232,835

		11,302,075

Student Loans ABS — 0.3%
SLM Private Credit Student Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + ..310% 2.644% FRN 12/15/38	1,210,000	1,184,308
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 3.500% 10/28/29 (a)	55,822	54,530
SLM Student Loan Trust, Series 2003-7A, Class A5A, 3 mo. USD LIBOR + 1.200% 3.534% FRN 12/15/33 (a)	557,037	564,863

		1,803,701

WL Collateral CMO — 4.8%
BCAP LLC Trust Series 2011-RR5, Class 11A4, 1 mo. USD LIBOR + .150% 2.215% FRN 5/28/36 (a)	1,420,847	1,398,938
Series 2011-RR5, Class 4A2, 1 mo. USD LIBOR + .160% 2.225% FRN 11/26/36 (a)	2,000,000	1,124,647
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1, 4.356% VRN 8/25/34 (b)	114,269	116,387
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650% 5.434% FRN 11/25/35	964,224	241,700

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + ..350% 2.566% FRN 5/25/37	$2,386,252	$1,292,428
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	71,735	72,074
Credit Suisse Mortgage Trust Series 2015-2R, Class 3A2, 2.275% VRN 4/27/36 (a) (b)	1,290,000	1,003,452
Series 2015-4R, Class 3A3, 1 mo. USD LIBOR + .310% 2.375% FRN 10/27/36 (a)	880,000	488,303
Series 2018-J1, Class A2, 3.500% VRN 2/25/48 (a) (b)	4,984,628	4,837,446
Series 2015-2R, Class 7A2, 3.652% VRN 8/27/36 (a) (b)	2,450,501	2,172,365
Flagstar Mortgage Trust, Series 2018-2, Class A4, 3.500% VRN 4/25/48 (a) (b)	2,081,716	2,020,344
GSMSC Resecuritization Trust, Series 2014-2R, Class 3B, 1 mo. USD LIBOR + ..610% 2.675% FRN 11/26/37 (a)	1,220,000	972,562
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.187% VRN 10/25/35 (b)	95,799	82,828
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A, 4.378% VRN 2/25/36 (b)	58,626	43,741
JP Morgan Mortgage Trust Series 2018-3, Class A1, 3.500% VRN 9/25/48 (a) (b)	2,616,034	2,538,755
Series 2018-4, Class A1, 3.500% VRN 10/25/48 (a) (b)	1,014,600	984,631
Series 2018-5, Class A1, 3.500% VRN 10/25/48 (a) (b)	3,447,982	3,346,213
Morgan Stanley Resecuritization Trust Series 2015-R3, Class 7A2, 12 mo. MTA + ..770% 2.517% FRN 4/26/47 (a)	300,000	281,520
Series 2015-R6, Class 1B, 1 mo. USD LIBOR + .260% 2.585% FRN 7/26/45 (a)	402,901	258,551
New Residential Mortgage Loan Trust Series 2017-3A, Class A1, 4.000% VRN 4/25/57 (a) (b)	781,041	783,280
Series 2017-4A, Class A1, 4.000% VRN 5/25/57 (a) (b)	772,951	775,424
Prime Mortgage Trust Series 2006-DR1, Class 1A1, 5.500% 5/25/35 (a)	35,977	34,443
Series 2006-DR1, Class 2A2, 6.000% 5/25/35 (a)	824,864	703,971

	Principal Amount	Value
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500% 3.566% FRN 12/26/37 (a)	$2,006,723	$1,552,309
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1, 3.947% VRN 8/25/36 (b)	374,797	330,493
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150% 3.995% FRN 3/25/46	378,536	395,799
Towd Point Mortgage Funding 2016-Vintage1 PLC, Series 2016-V1A, Class A1, 3 mo. GBP LIBOR + 1.200% 2.005% FRN 2/20/54 GBP (a) (f)	347,931	455,047
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1, 1 mo. USD LIBOR + .260% 2.476% FRN 11/25/45	132,247	131,825
Series 2006-AR3, Class A1B, 12 mo. MTA + 1.000% 2.845% FRN 2/25/46	1,090,607	1,038,372

		29,477,848

WL Collateral PAC — 0.0%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600% 19.737% FRN 7/25/36	72,506	95,427

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $69,183,896)		69,561,617

SOVEREIGN DEBT OBLIGATIONS — 5.9%
Abu Dhabi Government International Bond 2.500% 10/11/22 (a)	870,000	837,027
Argentina POM Politica Monetaria, 43.077% FRN 6/21/20 ARS (b) (f)	1,030,000	30,034
Argentine Bonos del Tesoro 18.200% 10/03/21 ARS (f)	12,970,000	277,007
Argentine Republic Government International Bond 5.625% 1/26/22	770,000	693,000
6.875% 4/22/21	220,000	210,100
6.875% 1/11/48	1,540,000	1,185,800
7.125% 7/06/36	220,000	175,450
7.500% 4/22/26	610,000	543,815

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brazilian Government International Bond 4.625% 1/13/28	$420,000	$384,514
5.000% 1/27/45	510,000	419,990
5.625% 1/07/41	2,350,000	2,137,325
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/21 BRL (f)	6,558,000	1,602,383
10.000% 1/01/23 BRL (f)	13,781,000	3,236,106
10.000% 1/01/27 BRL (f)	963,000	213,321
Colombia Government International Bond 5.625% 2/26/44	520,000	559,000
Ecuador Government International Bond 7.875% 1/23/28 (a)	330,000	296,901
Egypt Government International Bond 5.577% 2/21/23 (a)	370,000	358,796
Indonesia Government International Bond 3.500% 1/11/28	400,000	371,810
3.750% 4/25/22 (a)	1,030,000	1,021,595
4.350% 1/11/48	450,000	412,129
5.125% 1/15/45 (g)	1,360,000	1,362,213
5.125% 1/15/45 (a)	200,000	200,325
Kenya Government International Bond 6.875% 6/24/24 (g)	200,000	200,500
7.250% 2/28/28 (a)	200,000	194,500
Kuwait International Government Bond 3.500% 3/20/27 (a)	530,000	519,400
Mexican Bonos 6.500% 6/09/22 MXN (f)	92,558,000	4,746,454
7.750% 11/13/42 MXN (f)	34,785,600	1,788,891
8.000% 11/07/47 MXN (f)	36,870,000	1,945,615
8.500% 11/18/38 MXN (f)	30,070,000	1,671,413
Mexico Government International Bond 4.750% 3/08/44	1,220,000	1,165,710
Nigeria Government International Bond 6.500% 11/28/27 (a)	200,000	192,420
7.143% 2/23/30 (a)	210,000	204,813
Peruvian Government International Bond 6.550% 3/14/37	750,000	946,875
Provincia de Buenos Aires 6.500% 2/15/23 (a)	170,000	148,327
7.875% 6/15/27 (a)	160,000	133,042
Republic of Poland Government International Bond 4.000% 1/22/24	910,000	927,814
Russian Federal Bond — OFZ 7.000% 1/25/23 RUB (f)	30,640,000	451,130
7.000% 8/16/23 RUB (f)	63,590,000	932,238
7.050% 1/19/28 RUB (f)	221,886,000	3,102,484

	Principal Amount	Value
7.750% 9/16/26 RUB (f)	$8,260,000	$121,798
8.150% 2/03/27 RUB (f)	55,120,000	830,360

		36,752,425

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $41,828,075)		36,752,425

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.8%
Collateralized Mortgage Obligations — 1.5%
Federal Home Loan Mortgage Corp. Series 3422, Class AI, 0.250% STEP 1/15/38	18,382	129
Series 4793, Class CB, 3.000% 5/15/48	1,250,824	1,197,138
Series 4793, Class CD, 3.000% 6/15/48	872,764	834,831
Series 4813, Class CJ, 3.000% 8/15/48	1,377,094	1,326,520
Series 353, Class S1, 1 mo. LIBOR + 6.000% 3.842% FRN 12/15/46	512,796	84,907
Series 334, Class S7, 1 mo. LIBOR + 6.100% 3.942% FRN 8/15/44	250,557	39,894
Series 3621, Class SB, 1 mo. LIBOR + 6.230% 4.072% FRN 1/15/40	50,723	7,231
Series 4203, Class PS, 1 mo. LIBOR + 6.250% 4.092% FRN 9/15/42	266,522	34,767
Series 3973, Class SA, 1 mo. LIBOR + 6.490% 4.332% FRN 12/15/41	330,920	55,127
Series R007, Class ZA, 6.000% 5/15/36	138,632	151,885
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K007, Class X1, 1.204% VRN 4/25/20 (b)	327,560	4,104
Series K712, Class X1, 1.444% VRN 11/25/19 (b)	788,228	7,749
Series K015, Class X1, 1.747% VRN 7/25/21 (b)	358,599	12,968
Federal National Mortgage Association Series 2005-88, Class IP, 1.289% 10/25/35	61,145	4,103
Series 2006-88, Class IP, 1.380% 4/25/36	80,459	4,649

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2006-118, Class IP2, 1.426% 12/25/36	$111,801	$6,992
Series 2006-59, Class IP, 1.958% 7/25/36	134,573	10,257
Series 2006-118, Class IP1, 1.962% 12/25/36	151,841	12,575
Series 409, Class C2, 3.000% 4/25/27	166,216	13,787
Series 409, Class C13, 3.500% 11/25/41	178,134	31,974
Series 2013-124, Class SB, 1 mo. LIBOR + 5.950% 3.734% FRN 12/25/43	574,241	87,522
Series 2016-61, Class BS, 1 mo. LIBOR + 6.100% 3.884% FRN 9/25/46	192,350	23,812
Series 2016-60, Class QS, 1 mo. LIBOR + 6.100% 3.884% FRN 9/25/46	405,247	51,111
Series 2017-76, Class SB, 3.884% FRN 10/25/57 (b)	1,162,665	201,977
Series 2012-133, Class CS, 1 mo. LIBOR + 6.150% 3.934% FRN 12/25/42	184,566	29,451
Series 2012-134, Class SK, 1 mo. LIBOR + 6.150% 3.934% FRN 12/25/42	355,588	59,350
Series 2013-54, Class BS, 1 mo. LIBOR + 6.150% 3.934% FRN 6/25/43	466,231	75,565
Series 2017-85, Class SC, 3.984% FRN 11/25/47 (b)	327,440	42,643
Series 409, Class C18, 4.000% 4/25/42	190,934	40,238
Series 2012-35, Class SC, 1 mo. LIBOR + 6.500% 4.284% FRN 4/25/42	162,516	28,506
Series 2011-87, Class SG, 1 mo. LIBOR + 6.550% 4.334% FRN 4/25/40	297,905	33,358
Series 2011-96, Class SA, 1 mo. LIBOR + 6.550% 4.334% FRN 10/25/41	319,893	41,235
Series 2012-74, Class SA, 1 mo. LIBOR + 6.650% 4.434% FRN 3/25/42	86,429	10,760
Series 409, Class C22, 4.500% 11/25/39	107,929	22,002
Series 2011-59, Class NZ, 5.500% 7/25/41	616,113	660,191
Series 2013-9, Class CB, 5.500% 4/25/42	530,901	569,855

	Principal Amount	Value
Series 2012-46, Class BA, 6.000% 5/25/42	$139,025	$152,264
Series 2012-28, Class B, 6.500% 6/25/39	36,098	38,212
Series 2013-9, Class BC, 6.500% 7/25/42	154,100	170,874
Series 2012-51, Class B, 7.000% 5/25/42	115,346	128,968
Federal National Mortgage Association ACES Series 2014-M4, Class X2, 0.362% VRN 3/25/24 (b)	5,115,572	60,170
Series 20175-M15, Class ATS2, 3.196% VRN 11/25/27 (b)	40,000	38,474
Government National Mortgage Association Series 2012-144, Class IO, 0.412% VRN 1/16/53 (b)	6,561,418	189,893
Series 2012-135, Class IO, 0.579% VRN 1/16/53 (b)	5,557,495	170,722
Series 2014-22, Class IA, 0.629% VRN 11/20/42 (b)	50,327	1,904
Series 2014-186, Class IO, 0.757% VRN 8/16/54 (b)	2,701,433	125,229
Series 2012-H27, Class AI, 1.751% VRN 10/20/62 (b)	914,276	50,253
Series 2017-H20, Class IB, 2.103% VRN 10/20/67 (b)	100,235	12,048
Series 2017-H18, Class BI, 2.195% VRN 9/20/67 (b)	5,009,023	453,772
Series 2017-H15, Class KI, 2.219% VRN 7/20/67 (b)	199,059	29,424
Series 2018-H07, Class FD, 2.380% FRN 5/20/68 (b)	582,776	581,306
Series 2010-H28, Class FE, 1 mo. USD LIBOR + .400% 2.480% FRN 12/20/60	181,435	181,474
Series 2011-H08, Class FG, 1 mo. USD LIBOR + .480% 2.560% FRN 3/20/61	171,960	172,315
Series 2011-H09, Class AF, 1 mo. USD LIBOR + .500% 2.580% FRN 3/20/61	118,977	119,271
Series 2018-99, Class A, 3.200% 1/16/52	289,320	284,396
Series 2018-123, Class AH, 3.250% 9/16/52	30,000	29,445
Series 2014-117, Class SJ, 1 mo. LIBOR + 5.600% 3.435% FRN 8/20/44	180,626	22,231
Series 2012-66, Class CI, 3.500% 2/20/38	153,567	12,270
Series 2013-53, Class OI, 3.500% 4/20/43	1,098,887	172,595

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-135, Class SB, 1 mo. LIBOR + 6.100% 3.942% FRN 10/16/46	$170,157	$34,019
Series 2016-21, Class ST, 1 mo. LIBOR + 6.150% 3.985% FRN 2/20/46	136,823	22,803
Series 2014-176, Class IA, 4.000% 11/20/44	121,178	23,014
Series 2015-167, Class OI, 4.000% 4/16/45	128,097	29,163
Series 2010-31, Class GS, 1 mo. LIBOR + 6.500% 4.335% FRN 3/20/39	12,918	554
Series 2010-85, Class HS, 1 mo. LIBOR + 6.650% 4.485% FRN 1/20/40	56,226	5,196
Series 2016-84, Class IG, 4.500% 11/16/45	586,846	123,333

		9,254,755

Pass-Through Securities — 24.3%
Federal Home Loan Mortgage Corp. Pool #C91981 3.000% 2/01/38	288,511	280,351
Pool #C91987 3.000% 4/01/38	193,406	187,936
Pool #G61587 3.000% 4/01/47	1,091,609	1,045,684
Pool #G61637 3.000% 9/01/47	1,000,000	955,156
Pool #G08778 3.000% 9/01/47	200,019	191,542
Pool #U90245 3.500% 10/01/42	118,169	117,070
Pool #U99045 3.500% 3/01/43	535,787	530,806
Pool #U99114 3.500% 2/01/44	65,200	64,594
Pool #U99124 3.500% 3/01/45	582,587	577,170
Pool #G14492 4.000% 10/01/25	295,959	302,595
Pool #U90316 4.000% 10/01/42	51,596	52,463
Pool #U91254 4.000% 4/01/43	123,910	125,953
Pool #U99054 4.000% 6/01/43	1,385,164	1,407,998
Pool #Q19135 4.000% 6/01/43	55,755	56,866
Pool #Q19236 4.000% 6/01/43	50,074	51,127
Pool #Q19985 4.000% 7/01/43	1,624,413	1,656,774
Pool #Q19615 4.000% 7/01/43	54,628	55,716
Pool #U95137 4.000% 8/01/43	62,453	63,482
Pool #C09071 4.000% 2/01/45	779,739	787,720
Pool #Q40459 4.000% 3/01/46	1,381,876	1,401,201
Pool #G08771 4.000% 7/01/47	1,210,736	1,224,263
Pool #V83342 4.000% 8/01/47	364,403	369,328
Pool #Q55429 4.000% 4/01/48	97,144	98,146
Pool #Q55997 4.000% 5/01/48	683,763	690,814
Pool #Q57230 4.000% 7/01/48	1,971,061	1,991,310
Pool #U99076 4.500% 12/01/43	444,605	462,041
Pool #U92272 4.500% 12/01/43	66,745	69,363
Pool #U99084 4.500% 2/01/44	404,118	419,967
Pool #U99091 4.500% 3/01/44	131,491	136,648
Pool #Q26207 4.500% 5/01/44	46,754	48,624
Pool #G08683 4.500% 12/01/45	51,617	53,415

	Principal Amount	Value
Pool #Q47940 4.500% 2/01/47	$807,233	$834,351
Pool #V83157 4.500% 4/01/47	3,251,104	3,360,321
Pool #Q49177 4.500% 6/01/47	631,463	652,677
Pool #G06496 5.000% 6/01/41	82,997	88,036
Pool #Q55401 5.000% 4/01/48	436,161	458,276
Pool #Q57925 5.000% 8/01/48	600,000	630,609
Pool #G08844 5.000% 10/01/48	200,000	210,203
Pool #G06875 5.500% 12/01/38	11,312	12,253
Pool #G06669 6.500% 9/01/39	23,455	26,172
Pool #G07509 6.500% 9/01/39	19,482	21,655
Pool #G07335 7.000% 3/01/39	49,810	55,977
Federal Home Loan Mortgage Corp. TBA Pool #3375 3.000% 6/29/47 (h)	4,500,000	4,305,235
Pool #1513 4.000% 3/29/48 (h)	900,000	908,789
Pool #235949 5.000% 5/29/48 (h)	1,000,000	1,049,570
Federal National Mortgage Association Pool #AP9633 2.500% 10/01/42	111,068	103,259
Pool #AM8674 2.810% 4/01/25	50,000	48,345
Pool #BJ2544 3.000% 12/01/37	188,772	183,433
Pool #AQ7306 3.000% 1/01/43	57,912	55,695
Pool #AR1202 3.000% 1/01/43	62,794	60,390
Pool #BC0884 3.000% 5/01/46	455,109	435,980
Pool #AS7738 3.000% 8/01/46	730,580	699,873
Pool #BE0072 3.000% 11/01/46	1,511,831	1,449,705
Pool #AS8359 3.000% 11/01/46	923,714	884,889
Pool #MA2806 3.000% 11/01/46	1,038,828	995,165
Pool #MA3275 3.000% 2/01/48	99,999	95,734
Pool #BM4579 3.000% 4/01/47	2,400,000	2,292,375
Pool #AN8048 3.080% 1/01/28	210,000	202,069
Pool #MA1177 3.500% 9/01/42	55,124	54,601
Pool #MA1213 3.500% 10/01/42	338,240	335,029
Pool #AS6340 3.500% 12/01/45	230,662	227,968
Pool #AS6328 3.500% 12/01/45	1,487,504	1,467,342
Pool #AS6541 3.500% 1/01/46	231,497	229,010
Pool #AS6562 3.500% 1/01/46	228,803	226,131
Pool #BH4101 3.500% 10/01/47	471,787	464,655
Pool #CA0907 3.500% 12/01/47	95,968	94,712
Pool #CA1526 3.500% 4/01/48	880,363	868,705
Pool #BF0145 3.500% 3/01/57	2,864,702	2,812,891
Pool #AK8441 4.000% 4/01/42	52,497	53,504
Pool #AO2711 4.000% 5/01/42	48,886	49,824
Pool #AO6086 4.000% 6/01/42	39,213	39,965
Pool #AP0692 4.000% 7/01/42	36,685	37,366
Pool #AP5333 4.000% 7/01/42	163,861	167,081
Pool #AP2530 4.000% 8/01/42	37,579	38,300
Pool #AP2958 4.000% 8/01/42	33,852	34,480
Pool #AP4903 4.000% 9/01/42	51,029	52,008
Pool #AP7399 4.000% 9/01/42	100,280	102,140
Pool #MA1217 4.000% 10/01/42	269,798	274,298
Pool #AP9229 4.000% 10/01/42	34,915	35,563
Pool #AP9766 4.000% 10/01/42	217,583	221,212
Pool #AQ3599 4.000% 11/01/42	35,565	36,192

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1253 4.000% 11/01/42	$160,355	$163,029
Pool #AQ7003 4.000% 12/01/42	80,942	82,368
Pool #AQ4555 4.000% 12/01/42	82,095	83,618
Pool #AQ7082 4.000% 1/01/43	109,091	111,013
Pool #AL3508 4.000% 4/01/43	57,718	58,861
Pool #AQ4078 4.000% 6/01/43	52,432	53,470
Pool #AQ4080 4.000% 6/01/43	48,805	49,711
Pool #AT8394 4.000% 6/01/43	54,147	55,219
Pool #AB9683 4.000% 6/01/43	98,293	100,056
Pool #AT9637 4.000% 7/01/43	172,891	176,099
Pool #AT9653 4.000% 7/01/43	115,943	118,239
Pool #AT9657 4.000% 7/01/43	91,268	92,904
Pool #AS0070 4.000% 8/01/43	58,644	59,603
Pool #MA1547 4.000% 8/01/43	65,265	66,333
Pool #AS4347 4.000% 1/01/45	115,742	117,781
Pool #AS9453 4.000% 4/01/47	1,290,745	1,308,038
Pool #AS9588 4.000% 5/01/47	359,368	364,183
Pool #BH2623 4.000% 8/01/47	3,776,880	3,818,632
Pool #BJ9930 4.000% 4/01/48	3,533,194	3,569,216
Pool #BF0104 4.000% 2/01/56	166,494	168,855
Pool #BF0183 4.000% 1/01/57	87,713	89,067
Pool #BF0191 4.000% 6/01/57	185,159	187,553
Pool #MA0706 4.500% 4/01/31	33,191	34,457
Pool #MA0734 4.500% 5/01/31	107,170	111,260
Pool #MA0776 4.500% 6/01/31	35,873	37,242
Pool #MA0913 4.500% 11/01/31	26,153	27,151
Pool #MA0939 4.500% 12/01/31	30,961	32,143
Pool #993117 4.500% 1/01/39	7,061	7,361
Pool #AA0856 4.500% 1/01/39	13,206	13,768
Pool #AA2450 4.500% 2/01/39	5,025	5,239
Pool #AA3495 4.500% 2/01/39	16,775	17,489
Pool #935520 4.500% 8/01/39	36,674	38,234
Pool #AD5481 4.500% 5/01/40	670,085	697,961
Pool #AD6914 4.500% 6/01/40	75,440	78,579
Pool #AD8685 4.500% 8/01/40	179,817	187,298
Pool #MA1591 4.500% 9/01/43	119,360	124,027
Pool #MA1629 4.500% 10/01/43	123,208	127,949
Pool #AL4341 4.500% 10/01/43	10,675	11,096
Pool #AU6423 4.500% 10/01/43	238,902	248,318
Pool #MA1664 4.500% 11/01/43	65,264	67,775
Pool #MA1711 4.500% 12/01/43	121,425	126,097
Pool #AL4741 4.500% 1/01/44	57,982	60,249
Pool #AW0318 4.500% 2/01/44	319,665	331,765
Pool #AL5562 4.500% 4/01/44	27,517	28,602
Pool #AL5540 4.500% 7/01/44	107,108	111,798
Pool #890604 4.500% 10/01/44	555,085	579,218
Pool #AS4271 4.500% 1/01/45	60,137	63,146
Pool #AS8577 4.500% 12/01/46	1,650,055	1,705,293
Pool #AS9615 4.500% 5/01/47	812,755	839,709
Pool #BF0148 4.500% 4/01/56	3,725,060	3,890,506
Pool #BF0222 4.500% 9/01/57	961,168	1,000,553
Pool #915154 5.000% 4/01/37	66,618	70,682
Pool #974965 5.000% 4/01/38	208,617	221,566

	Principal Amount	Value
Pool #983077 5.000% 5/01/38	$58,825	$62,476
Pool #310088 5.000% 6/01/38	56,370	59,869
Pool #AE2266 5.000% 3/01/40	103,848	110,165
Pool #BM3904 5.000% 5/01/48	274,524	288,304
Pool #937948 5.500% 6/01/37	8,817	9,582
Pool #995072 5.500% 8/01/38	27,025	29,369
Pool #BF0141 5.500% 9/01/56	863,364	935,569
Pool #481473 6.000% 2/01/29	46	50
Pool #867557 6.000% 2/01/36	2,367	2,561
Pool #AE0469 6.000% 12/01/39	202,421	221,867
Pool #AL4324 6.500% 5/01/40	135,675	150,671
Pool #AE0758 7.000% 2/01/39	75,412	85,610
Federal National Mortgage Association TBA Pool #6560 2.500% 4/29/32 (h)	2,500,000	2,411,719
Pool #7180 3.000% 1/29/33 (h)	4,000,000	3,950,938
Pool #9768 3.000% 4/29/47 (h)	3,050,000	2,918,231
Pool #6268 3.500% 3/29/33 (h)	7,100,000	7,136,054
Pool #17115 3.500% 1/29/48 (h)	4,000,000	3,936,250
Pool #18388 4.000% 3/29/48 (h)	1,450,000	1,464,047
Pool #21133 4.500% 4/29/48 (h)	8,300,000	8,561,969
Pool #29322 5.000% 5/29/48 (h)	4,200,000	4,408,687
Government National Mortgage Association I Pool #487588 6.000% 4/15/29	2,347	2,529
Pool #595077 6.000% 10/15/32	449	492
Pool #596620 6.000% 10/15/32	402	440
Pool #604706 6.000% 10/15/33	56,608	62,157
Pool #636251 6.000% 3/15/35	5,543	6,116
Pool #782034 6.000% 1/15/36	65,183	71,907
Pool #658029 6.000% 7/15/36	27,466	30,283
Government National Mortgage Association II Pool #MA4718 3.000% 9/20/47	93,914	91,097
Pool #MA4836 3.000% 11/20/47	666,588	646,382
Pool #BC4732 3.500% 10/20/47	672,819	668,956
Pool #BD0384 3.500% 10/20/47	473,415	470,697
Pool #MA4837 3.500% 11/20/47	95,030	94,588
Pool #MA4653 4.000% 8/20/47	2,129,852	2,169,454
Pool #783298 4.500% 4/20/41	255,022	266,349
Pool #783368 4.500% 7/20/41	35,106	36,660
Pool #MA5193 4.500% 5/20/48	987,791	1,022,943
Pool #BJ1853 4.500% 9/20/48	300,000	310,418
Pool #BJ1835 4.500% 9/20/48	200,000	206,945
Pool #004747 5.000% 7/20/40	152,857	162,441
Pool #MA5080 5.000% 3/20/48	2,369,587	2,479,921
Pool #MA5194 5.000% 5/20/48	687,614	719,416
Pool #MA5266 5.000% 6/20/48	1,783,985	1,866,494
Pool #MA5332 5.000% 7/20/48	297,583	311,346
Pool #MA5468 5.000% 9/20/48	1,800,000	1,883,250
Government National Mortgage Association II TBA Pool #548 3.000% 4/29/47 (h)	7,200,000	6,972,188

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #1635 3.500% 11/29/47 (h)	$1,400,000	$1,391,687
Pool #1367 4.000% 3/29/48 (h)	6,900,000	7,015,360
Pool #1523 4.500% 4/29/48 (h)	14,260,000	14,735,705
Pool #1315 5.000% 5/29/47 (h)	4,700,000	4,906,727
Pool #MA5196 5.000% 5/29/47 (h)	400,000	417,000

		151,074,451

Whole Loans — 1.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M2, 1 mo. USD LIBOR + 3.250% 5.466% FRN 7/25/29	3,130,000	3,418,353
Series 2015-HQ1, Class M3, 1 mo. USD LIBOR + 3.800% 6.016% FRN 3/25/25	1,170,000	1,250,393
Series 2017-DNA1, Class B1, 1 mo. USD LIBOR + 4.950% 7.166% FRN 7/25/29	1,450,000	1,679,947

		6,348,693

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $169,207,502)		166,677,899

U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Bonds & Notes — 23.6%
U.S. Treasury Bond 2.500% 2/15/45	3,530,000	3,090,901
2.750% 11/15/47	6,050,000	5,538,586
2.875% 8/15/45	8,260,000	7,775,629
3.000% 5/15/47	3,040,000	2,927,900
3.000% 2/15/48	2,490,000	2,396,664
3.125% 5/15/48	7,200,000	7,104,150
3.625% 2/15/44	590,000	633,632
3.750% 11/15/43	28,040,000	30,698,980
U.S. Treasury Inflation Index 0.625% 2/15/43	1,337,242	1,214,923
0.750% 2/15/42	802,987	753,470
1.375% 2/15/44	432,516	463,299
2.125% 2/15/40	396,420	478,873
U.S. Treasury Note 1.000% 11/30/18	4,000,000	3,991,828
1.250% 12/31/18	10,000,000	9,974,570
1.500% 12/31/18	250,000	249,510
1.500% 2/28/19	23,300,000	23,218,177
1.625% 7/31/19	270,000	267,880
2.000% 6/30/24	16,250,000	15,412,998
2.000% 2/15/25	9,660,000	9,098,966
2.250% 11/15/25	2,500,000	2,376,523
2.250% 2/15/27	4,110,000	3,868,698
2.750% 8/31/23	15,000,000	14,869,218
2.750% 2/15/28	8,000	7,800

	Principal Amount	Value
2.875% 5/31/25	$290,000	$287,623
2.875% 5/15/28	1,000	985
2.875% 8/15/28	90,000	88,622

		146,790,405

TOTAL U.S. TREASURY OBLIGATIONS (Cost $150,102,670)		146,790,405

TOTAL BONDS & NOTES (Cost $619,286,605)		606,559,945

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $1,391,337)		1,031,424

TOTAL LONG-TERM INVESTMENTS (Cost $620,803,550)		607,716,222

SHORT-TERM INVESTMENTS — 12.5%
Commercial Paper — 1.6%
Danske Corp. 2.284% 11/09/18 (a)	1,170,000	1,166,927
Toronto Dominion Bank 2.356% 12/18/18 (a)	8,470,000	8,425,310

		9,592,237

Discount Notes — 1.6%
Federal Home Loan Bank Discount Notes 2.004% 10/19/18	1,310,000	1,308,611
2.038% 11/01/18	650,000	648,797
2.077% 11/07/18	1,390,000	1,386,928
2.085% 10/26/18	110,000	109,839
2.141% 12/05/18	4,380,000	4,362,760
2.200% 12/21/18	2,260,000	2,248,915

		10,065,850

Repurchase Agreement — 9.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (i)	57,331,308	57,331,308

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill 0.000% 11/29/18	760,000	757,356

TOTAL SHORT-TERM INVESTMENTS (Cost $77,750,428)		77,746,751

TOTAL INVESTMENTS — 110.3% (Cost $698,553,978) (j)		685,462,973

Other Assets/(Liabilities) — (10.3)%		(64,268,656)

NET ASSETS — 100.0%		$621,194,317

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $89,377,082 or 14.39% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(c)	Security is perpetual and has no stated maturity date.
(d)	Investment was valued using significant unobservable inputs.
(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $673,438 or 0.11% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, these securities amounted to a value of $1,562,713 or 0.25% of net assets.

(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)

Maturity value of $57,336,564. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $58,479,129.

(j)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
	198	USD	396,000	10/26/18	U.S. Treasury Note 2 Year Future, Strike 105.63	$12,732	$6,188	$(6,544)

	1,382	USD	1,382,000	10/26/18	U.S. Treasury Note 10 Year Future, Strike 119.50	255,643	215,937	(39,706)

	420	USD	420,000	10/26/18	U.S. Treasury Bond Future, Strike 142.00	171,068	164,062	(7,006)

	498	USD	498,000	11/23/18	U.S. Treasury Note 10 Year Future, Strike 121.00	117,116	46,688	(70,428)

	198	USD	198,000	11/23/18	U.S. Treasury Bond Future, Strike 145.00	133,388	40,219	(93,169)

	198	USD	198,000	11/23/18	U.S. Treasury Bond Future, Strike 146.00	93,169	27,844	(65,325)

	410	USD	1,025,000	12/17/18	90 Day Eurodollar Future, Strike 97.25	128,863	107,625	(21,238)

Citibank N.A.*	5,460,000	USD	5,460,000	10/12/18	CAD Call USD Put, Strike 1.29	35,108	25,411	(9,697)

						947,087	633,974	(313,113)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
	588	USD	588,000	10/26/18	U.S. Treasury Note 10 Year Future, Strike 117.50	$83,746	$36,750	$(46,996)

	420	USD	420,000	10/26/18	U.S. Treasury Bond Future, Strike 138.00	119,990	98,437	(21,553)

	184	USD	184,000	10/26/18	U.S. Treasury Bond Future, Strike 140.00	72,206	138,000	65,794

	410	USD	1,025,000	12/17/18	90 Day Eurodollar Future, Strike 97.25	16,113	15,375	(738)

Bank of America N.A.*	2,687,000	USD	2,687,000	11/21/18	USD Put IDR Call, Strike 14,745.00	24,855	13,903	(10,952)

Barclays Bank PLC*	5,349,000	USD	5,349,000	11/21/18	USD Put AUD Call, Strike 0.74	41,091	22,209	(18,882)

Citibank N.A.*	6,410,000	USD	6,410,000	10/25/18	USD Put CAD Call, Strike 1.28	51,472	29,242	(22,230)

Citibank N.A.*	2,733,000	USD	2,733,000	11/21/18	USD Put COP Call, Strike 2,947.04	34,777	43,534	8,757

						444,250	397,450	(46,800)

						$1,391,337	$1,031,424	$(359,913)

*	Contracts are subject to a Master Netting Agreement.

Written Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
	394	USD	394,000	10/26/18	U.S. Treasury Note 5 Year Future, Strike 115.00	$36,228	$394	$35,834

	196	USD	196,000	10/26/18	U.S. Treasury Note 10 Year Future, Strike 118.50	103,335	110,250	(6,915)

	397	USD	397,000	10/26/18	U.S. Treasury Note 10 Year Future, Strike 119.00	141,958	124,063	17,895

	140	USD	140,000	10/26/18	U.S. Treasury Bond Future, Strike 140.00	174,889	175,000	(111)

	127	USD	127,000	10/26/18	U.S. Treasury Bond Future, Strike 148.00	65,255	1,984	63,271

	166	USD	166,000	11/23/18	U.S. Treasury Note 10 Year Future, Strike 119.50	113,311	54,469	58,842

	198	USD	198,000	11/23/18	U.S. Treasury Bond Future, Strike 144.00	188,362	61,875	126,487

						823,338	528,035	295,303

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Put
	162	USD	162,000	10/26/18	U.S. Treasury Note 5 Year Future, Strike 112.75	$30,084	$65,813	$(35,729)

	196	USD	196,000	10/26/18	U.S. Treasury Note 10 Year Future, Strike 118.50	85,475	55,125	30,350

	162	USD	162,000	10/26/18	U.S. Treasury Bond Future, Strike 141.00	95,895	199,968	(104,073)

Citibank N.A.*	2,720,000	USD	2,720,000	11/20/18	USD Put BRL Call, Strike 3.75	37,672	31,160	6,512

						249,126	352,066	(102,940)

						$1,072,464	$880,101	$192,363

*	Contracts are subject to a Master Netting Agreement.

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	10,500,000	Barclays Bank PLC*	10/18/18	$2,806,849	$(209,971)
IDR	51,697,640,000	Barclays Bank PLC*	10/18/18	3,549,200	(86,328)
INR	250,530,000	Barclays Bank PLC*	10/17/18	3,600,357	(150,399)
JPY	143,167,931	Barclays Bank PLC*	10/18/18	1,286,302	(24,781)
MXN	101,203,648	Barclays Bank PLC*	10/18/18	5,257,332	137,108
RUB	129,520,729	Barclays Bank PLC*	10/18/18	2,065,639	(91,855)
TWD	13,411,000	Barclays Bank PLC*	10/18/18	439,561	116

				19,005,240	(426,110)

ARS	32,230,000	Citibank N.A.*	10/03/18	1,456,803	(677,293)
ARS	32,230,000	Citibank N.A.*	3/26/19	711,790	(63,742)
BRL	23,548,900	Citibank N.A.*	10/18/18	5,959,943	(135,788)
BRL	3,005,604	Citibank N.A.*	11/23/18	746,419	(5,167)
CAD	22,819,766	Citibank N.A.*	10/18/18	17,498,685	175,169
CNH	22,247	Citibank N.A.*	10/18/18	3,344	(110)
EUR	2,900,650	Citibank N.A.*	10/18/18	3,413,827	(41,812)
GBP	548,024	Citibank N.A.*	10/18/18	727,119	(12,319)
JPY	606,985,412	Citibank N.A.*	10/18/18	5,466,840	(118,404)
MXN	75,135,812	Citibank N.A.*	10/18/18	3,918,732	86,219
TWD	24,579,000	Citibank N.A.*	10/18/18	800,619	5,199
ZAR	16,890,000	Citibank N.A.*	10/18/18	1,254,978	(63,155)

				41,959,099	(851,203)

				$60,964,339	$(1,277,313)

Contracts to Deliver
AUD	3,575,187	Barclays Bank PLC*	10/18/18	$2,650,278	$65,754
CNY	29,115,495	Barclays Bank PLC*	10/18/18	4,334,275	102,907
MXN	1,500,000	Barclays Bank PLC*	10/18/18	78,194	(1,760)

				7,062,747	166,901

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
ARS	32,230,000	Citibank N.A.*	10/03/18	$839,276	$59,765
CAD	6,651,336	Citibank N.A.*	10/18/18	5,054,764	(96,680)
EUR	11,856,035	Citibank N.A.*	10/18/18	13,758,619	(24,061)
KRW	4,556,477,480	Citibank N.A.*	10/18/18	4,082,865	(26,279)
MXN	12,300,000	Citibank N.A.*	10/18/18	641,358	(14,266)
PHP	257,796,000	Citibank N.A.*	10/18/18	4,770,687	5,099
TWD	37,990,000	Citibank N.A.*	10/18/18	1,247,414	1,919

				30,394,983	(94,503)

				$37,457,730	$72,398

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/06/18	36	$ 5,086,160	$90,082
U.S. Treasury Ultra Bond	12/19/18	50	7,695,403	18,660
U.S. Treasury Note 2 Year	12/31/18	515	108,684,124	(155,920)
U.S. Treasury Note 5 Year	12/31/18	914	103,158,019	(354,440)
90 Day Eurodollar	12/16/19	1,294	314,067,911	(725,811)
90 Day Eurodollar	6/15/20	351	85,396,482	(428,157)

				$(1,555,586)

Short
Euro-Bund	12/06/18	322	$(59,808,292)	$443,340
Japanese Government Bond 10 Year	12/13/18	6	(7,932,716)	6,823
90 Day Eurodollar	12/17/18	133	(32,514,435)	148,885
Euro FX	12/17/18	5	(730,774)	649
U.S. Treasury Long Bond	12/19/18	195	(27,375,296)	(22,204)
U.S. Treasury Note 10 Year	12/19/18	398	(47,207,656)	(67,282)
U.S. Treasury Note Ultra 10 Year	12/19/18	78	(10,007,274)	179,274

				$689,485

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	1,750,000	12/20/22	Quarterly	(5.00%)	CDX.NA.HY.29†	$(22,930)	$(117,639)	$(140,569)
	USD	6,610,000	12/20/23	Quarterly	(5.00%)	CDX.NA.HY.31†	(2,890)	(480,532)	(483,422)

							(25,820)	(598,171)	(623,991)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
Centrally Cleared Swaps
	USD	7,040,000	6/20/23	Quarterly	1.000%	CDX.NA.IG.30† (Ratings: BBB+)**	$29,556	$110,737	$140,293
	USD	24,790,000	12/20/23	Quarterly	1.000%	CDX.NA.IG.31† (Ratings: BBB+)**	6,633	472,458	479,091

							36,189	583,195	619,384

OTC Swaps
Barclays Bank PLC*	USD	5,150,000	6/20/23	Quarterly	1.000%	Federal Republic of Brazil (Ratings: BB)**	$(18,549)	$(294,941)	$(313,490)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	EUR	1,202,800	8/23/47	Annually/ Semi-Annually	Fixed 1.498%	6-Month EURIBOR	$10,264	$1,615	$11,879
	MXN	408,840,000	4/05/21	Monthly/ Monthly	28 Day-MXN-TIIE-Banxico	Fixed 7.351%	(273,046)	(3,187)	(276,233)
	MXN	280,100,000	4/06/22	Monthly/ Monthly	28 Day-MXN-TIIE-Banxico	Fixed 7.330%	(242,694)	(6,769)	(249,463)
	USD	12,987,000	5/31/22	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.250%	(391,009)	24,117	(366,892)
	USD	50,417,000	8/31/22	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.850%	(327,683)	(72,180)	(399,863)
	USD	81,176,000	12/19/23	Quarterly/ Quarterly	3-Month USD-LIBOR-BBA	1D-USD-Federal Funds-H.15	22,367	-	22,367

							(1,201,801)	(56,404)	(1,258,205)

OTC Swaps
Citibank N.A.*	BRL	8,600,000	1/02/20	Maturity/ Maturity	BRL CDI	Fixed 8.410%	$9,634	$1,942	$11,576
Citibank N.A.*	BRL	14,700,000	1/02/20	Maturity/ Maturity	BRL CDI	Fixed 8.410%	7,237	12,549	19,786
Citibank N.A.*	BRL	9,600,000	1/02/20	Maturity/ Maturity	BRL CDI	Fixed 8.410%	7,822	5,100	12,922
Citibank N.A.*	BRL	42,358,000	1/02/20	Maturity/ Maturity	BRL CDI	Fixed 8.410%	57,014	-	57,014
Citibank N.A.*	BRL	4,482,000	1/02/20	Maturity/ Maturity	BRL CDI	Fixed 8.410%	1,664	4,369	6,033

							83,371	23,960	107,331

Collateral for swap agreements held by Goldman Sachs International amounted to $1,263,928 in cash at September 30, 2018. A portion of the cash collateral held by Barclays Bank PLC and Citibank N.A., in the amounts of $710,000 and $560,000 respectively, was related to swap agreements at September 30, 2018.

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Currency Legend

ARS	Argentinean Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
RUB	Russian Ruble
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 97.1%
Basic Materials — 3.5%
Chemicals — 3.0%
Celanese Corp. Series A	4,300	$490,201
CF Industries Holdings, Inc.	33,455	1,821,290
DowDuPont, Inc.	108,975	7,008,182
Eastman Chemical Co.	4,500	430,740
FMC Corp.	1,700	148,206
Huntsman Corp.	6,600	179,718
LyondellBasell Industries NV Class A	13,900	1,424,889
PPG Industries, Inc.	7,600	829,388
Westlake Chemical Corp.	3,800	315,818

		12,648,432

Forest Products & Paper — 0.1%
International Paper Co.	12,000	589,800

Iron & Steel — 0.3%
Nucor Corp.	9,600	609,120
Reliance Steel & Aluminum Co.	2,300	196,167
Steel Dynamics, Inc.	7,300	329,887

		1,135,174

Mining — 0.1%
Newmont Mining Corp.	13,200	398,640

		14,772,046

Communications — 10.0%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	11,600	265,292
Omnicom Group, Inc.	5,600	380,912

		646,204

Internet — 0.2%
CDW Corp.	4,600	409,032
eBay, Inc. (a)	8,600	283,972

		693,004

Media — 4.2%
CBS Corp. Class B	8,400	482,580
Comcast Corp. Class A	120,677	4,273,172
Twenty-First Century Fox, Inc. Class B	171,480	7,857,214
Viacom, Inc. Class B	8,600	290,336
The Walt Disney Co.	44,600	5,215,524

		18,118,826

Telecommunications — 5.5%
ARRIS International PLC (a)	5,400	140,346
Cisco Systems, Inc.	232,483	11,310,298
Juniper Networks, Inc.	8,600	257,742
Motorola Solutions, Inc.	5,000	650,700

	Number of Shares	Value
Verizon Communications, Inc.	204,004	$10,891,774

		23,250,860

		42,708,894

Consumer, Cyclical — 6.8%
Airlines — 0.8%
Alaska Air Group, Inc.	1,600	110,176
Delta Air Lines, Inc.	21,700	1,254,911
JetBlue Airways Corp. (a)	8,700	168,432
Southwest Airlines Co.	17,900	1,117,855
United Continental Holdings, Inc. (a)	6,800	605,608

		3,256,982

Apparel — 0.2%
Carter’s, Inc.	1,300	128,180
Hanesbrands, Inc.	1,100	20,273
Michael Kors Holdings Ltd. (a)	3,400	233,104
PVH Corp.	2,400	346,560

		728,117

Auto Manufacturers — 0.5%
General Motors Co.	43,400	1,461,278
PACCAR, Inc.	10,600	722,814

		2,184,092

Auto Parts & Equipment — 0.3%
Allison Transmission Holdings, Inc.	4,500	234,045
Aptiv PLC	7,800	654,420
BorgWarner, Inc.	6,500	278,070
Lear Corp.	2,100	304,500

		1,471,035

Entertainment — 0.1%
The Madison Square Garden Co. Class A (a)	700	220,724

Home Builders — 0.1%
D.R. Horton, Inc.	9,300	392,274

Home Furnishing — 0.0%
Leggett & Platt, Inc.	3,300	144,507

Leisure Time — 0.6%
Brunswick Corp.	2,800	187,656
Carnival Corp.	16,300	1,039,451
Harley-Davidson, Inc.	500	22,650
Norwegian Cruise Line Holdings Ltd. (a)	6,600	379,038
Royal Caribbean Cruises Ltd.	6,600	857,604

		2,486,399

Lodging — 0.6%
Hyatt Hotels Corp. Class A	1,200	95,508
Las Vegas Sands Corp.	41,450	2,459,228

		2,554,736

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 3.6%
AutoZone, Inc. (a)	800	$620,560
Best Buy Co., Inc.	8,800	698,368
CarMax, Inc. (a)	5,600	418,152
Dollar General Corp.	7,600	830,680
Foot Locker, Inc.	2,900	147,842
The Gap, Inc.	11,800	340,430
Genuine Parts Co.	3,600	357,840
Kohl’s Corp.	4,800	357,840
Lowe’s Cos., Inc.	22,500	2,583,450
Macy’s, Inc.	7,200	250,056
Nordstrom, Inc.	5,200	311,012
Target Corp.	16,600	1,464,286
Walgreens Boots Alliance, Inc.	12,800	933,120
Walmart, Inc.	66,513	6,246,236
Williams-Sonoma, Inc.	700	46,004

		15,605,876

		29,044,742

Consumer, Non-cyclical — 18.9%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	17,100	859,617
Bunge Ltd.	3,500	240,485
Philip Morris International, Inc.	25,746	2,099,329

		3,199,431

Biotechnology — 2.9%
Amgen, Inc.	20,000	4,145,800
Biogen, Inc. (a)	6,500	2,296,515
Gilead Sciences, Inc.	75,578	5,835,377
United Therapeutics Corp. (a)	400	51,152

		12,328,844

Commercial Services — 0.2%
AMERCO	630	224,690
United Rentals, Inc. (a)	2,700	441,720
The Western Union Co.	13,900	264,934

		931,344

Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co.	7,600	632,548

Foods — 1.4%
Conagra Brands, Inc.	9,200	312,524
The J.M. Smucker Co.	3,500	359,135
Kellogg Co.	8,600	602,172
The Kroger Co.	21,700	631,687
Mondelez International, Inc. Class A	36,300	1,559,448
Tyson Foods, Inc. Class A	39,391	2,344,946
US Foods Holding Corp. (a)	2,800	86,296

		5,896,208

Health Care – Products — 0.6%
Becton Dickinson and Co.	10,264	2,678,904

	Number of Shares	Value
Health Care – Services — 3.4%
Aetna, Inc.	9,300	$1,886,505
Anthem, Inc.	29,150	7,988,557
Cigna Corp.	7,500	1,561,875
DaVita, Inc. (a)	5,900	422,617
HCA Healthcare, Inc.	10,600	1,474,672
Laboratory Corp. of America Holdings (a)	3,300	573,144
Quest Diagnostics, Inc.	4,000	431,640

		14,339,010

Household Products & Wares — 1.0%
Avery Dennison Corp.	700	75,845
Kimberly-Clark Corp.	36,197	4,113,427

		4,189,272

Pharmaceuticals — 8.5%
AbbVie, Inc.	39,100	3,698,078
AmerisourceBergen Corp.	4,600	424,212
Bristol-Myers Squibb Co.	37,600	2,334,208
Express Scripts Holding Co. (a)	17,200	1,634,172
Johnson & Johnson	100,799	13,927,398
McKesson Corp.	5,900	782,635
Merck & Co., Inc.	66,200	4,696,228
Mylan NV (a)	16,400	600,240
Perrigo Co. PLC	4,500	318,600
Pfizer, Inc.	178,200	7,853,274

		36,269,045

		80,464,606

Energy — 10.0%
Oil & Gas — 9.5%
Antero Resources Corp. (a)	7,800	138,138
Apache Corp.	1,800	85,806
Chevron Corp.	53,600	6,554,208
ConocoPhillips	34,900	2,701,260
Devon Energy Corp.	12,100	483,274
Exxon Mobil Corp.	104,200	8,859,084
Helmerich & Payne, Inc.	3,400	233,818
Hess Corp.	69,626	4,983,829
HollyFrontier Corp.	5,100	356,490
Marathon Oil Corp.	25,800	600,624
Marathon Petroleum Corp.	15,200	1,215,544
Murphy Oil Corp.	4,500	150,030
Newfield Exploration Co. (a)	4,900	141,267
Noble Energy, Inc.	6,200	193,378
Occidental Petroleum Corp.	36,705	3,016,050
Phillips 66	14,900	1,679,528
Total SA	113,899	7,353,827
Valero Energy Corp.	13,000	1,478,750

		40,224,905

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc.	11,500	495,420

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.4%
TransCanada Corp.	44,900	$1,816,654

		42,536,979

Financial — 26.5%
Banks — 16.4%
The Bank of New York Mellon Corp.	30,800	1,570,492
BB&T Corp.	23,600	1,145,544
BOK Financial Corp.	2,100	204,288
Capital One Financial Corp.	13,800	1,310,034
CIT Group, Inc.	4,100	211,601
Citigroup, Inc.	77,900	5,588,546
Citizens Financial Group, Inc.	14,800	570,836
Comerica, Inc.	4,500	405,900
Commerce Bancshares, Inc.	3,195	210,934
Cullen/Frost Bankers, Inc.	2,000	208,880
East West Bancorp, Inc.	4,500	271,665
Fifth Third Bancorp	107,392	2,998,385
The Goldman Sachs Group, Inc.	11,500	2,578,760
Huntington Bancshares, Inc.	32,600	486,392
JP Morgan Chase & Co.	157,707	17,795,658
KeyCorp	32,300	642,447
M&T Bank Corp.	4,600	756,884
Morgan Stanley	156,375	7,282,384
Northern Trust Corp.	6,000	612,780
The PNC Financial Services Group, Inc.	14,400	1,961,136
Prosperity Bancshares, Inc.	2,200	152,570
Regions Financial Corp.	34,600	634,910
State Street Corp.	55,564	4,655,152
SunTrust Banks, Inc.	14,200	948,418
Synovus Financial Corp.	3,700	169,423
Umpqua Holdings Corp.	5,100	106,080
US Bancorp	50,200	2,651,062
Webster Financial Corp.	2,900	170,984
Wells Fargo & Co.	250,583	13,170,642
Western Alliance Bancorp (a)	2,700	153,603
Zions Bancorporation	6,000	300,900

		69,927,290

Diversified Financial Services — 2.3%
Alliance Data Systems Corp.	1,700	401,472
Ally Financial, Inc.	13,100	346,495
American Express Co.	26,400	2,811,336
Ameriprise Financial, Inc.	5,100	753,066
BlackRock, Inc.	2,100	989,793
Credit Acceptance Corp. (a)	530	232,177
Discover Financial Services	11,600	886,820
E*TRADE Financial Corp. (a)	7,600	398,164
Lazard Ltd. Class A	4,100	197,333
LPL Financial Holdings, Inc.	1,100	70,961
Nasdaq, Inc.	4,200	360,360
Raymond James Financial, Inc.	4,000	368,200

	Number of Shares	Value
Santander Consumer USA Holdings, Inc.	10,900	$218,436
Synchrony Financial	23,025	715,617
T. Rowe Price Group, Inc.	7,000	764,260

		9,514,490

Insurance — 7.1%
Aflac, Inc.	23,600	1,110,852
Alleghany Corp.	540	352,366
The Allstate Corp.	11,100	1,095,570
American Financial Group, Inc.	5,100	565,947
American International Group, Inc.	99,483	5,296,475
Aon PLC	6,000	922,680
Athene Holding Ltd. Class A (a)	2,100	108,486
Brighthouse Financial, Inc. (a)	29,976	1,326,138
Chubb Ltd.	43,900	5,866,796
Cincinnati Financial Corp.	5,100	391,731
Everest Re Group Ltd.	1,000	228,470
Fidelity National Financial, Inc.	6,900	271,515
The Hartford Financial Services Group, Inc.	10,800	539,568
Lincoln National Corp.	6,700	453,322
Loews Corp.	16,342	820,859
Markel Corp. (a)	460	546,705
MetLife, Inc.	98,412	4,597,809
The Progressive Corp.	5,000	355,200
Prudential Financial, Inc.	12,800	1,296,896
Reinsurance Group of America, Inc.	2,000	289,120
RenaissanceRe Holdings Ltd.	900	120,222
Torchmark Corp.	8,300	719,527
The Travelers Cos., Inc.	19,000	2,464,490
Voya Financial, Inc.	5,700	283,119
W.R. Berkley Corp.	3,800	303,734

		30,327,597

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	1,600	70,560
The Howard Hughes Corp. (a)	400	49,688
Jones Lang LaSalle, Inc.	1,400	202,048

		322,296

Real Estate Investment Trusts (REITS) — 0.6%
SL Green Realty Corp.	26,900	2,623,557

		112,715,230

Industrial — 8.7%
Aerospace & Defense — 3.2%
The Boeing Co.	13,015	4,840,279
General Dynamics Corp.	3,800	777,936
Harris Corp.	26,930	4,556,825
Spirit AeroSystems Holdings, Inc. Class A	3,700	339,179
United Technologies Corp.	22,900	3,201,649

		13,715,868

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 1.2%
Johnson Controls International PLC	142,137	$4,974,795
Masco Corp.	7,200	263,520

		5,238,315

Electrical Components & Equipment — 0.0%
Hubbell, Inc.	1,400	186,998

Electronics — 1.4%
Arrow Electronics, Inc. (a)	2,800	206,416
Corning, Inc.	35,800	1,263,740
Garmin Ltd.	5,800	406,290
Gentex Corp.	8,200	175,972
Honeywell International, Inc.	22,100	3,677,440

		5,729,858

Environmental Controls — 0.1%
Pentair PLC	4,500	195,075
Stericycle, Inc. (a)	300	17,604

		212,679

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,800	330,480

Machinery – Diversified — 0.2%
Deere & Co.	4,200	631,386
Dover Corp.	3,800	336,414

		967,800

Miscellaneous – Manufacturing — 0.7%
Carlisle Cos., Inc.	1,900	231,420
Crane Co.	800	78,680
Eaton Corp. PLC	13,400	1,162,182
Ingersoll-Rand PLC	7,600	777,480
Parker-Hannifin Corp.	3,100	570,183
Trinity Industries, Inc.	4,500	164,880

		2,984,825

Packaging & Containers — 0.1%
Packaging Corp. of America	2,700	296,163
Sonoco Products Co.	3,000	166,500

		462,663

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,100	281,688

Transportation — 1.6%
FedEx Corp.	6,600	1,589,214
Kansas City Southern	2,600	294,528
United Parcel Service, Inc. Class B	43,340	5,059,945

		6,943,687

		37,054,861

Technology — 9.7%
Computers — 3.9%
Apple, Inc.	45,900	10,361,466
DXC Technology Co.	3,600	336,672
Hewlett Packard Enterprise Co.	37,300	608,363

	Number of Shares	Value
HP, Inc.	50,100	$1,291,077
International Business Machines Corp.	28,200	4,264,122

		16,861,700

Office & Business Equipment — 0.0%
Xerox Corp.	3,300	89,034

Semiconductors — 3.3%
Intel Corp.	141,400	6,686,806
KLA-Tencor Corp.	4,900	498,379
Lam Research Corp.	5,000	758,500
Qorvo, Inc. (a)	3,900	299,871
QUALCOMM, Inc.	70,413	5,071,848
Skyworks Solutions, Inc.	4,500	408,195
Teradyne, Inc.	6,000	221,880

		13,945,479

Software — 2.5%
Microsoft Corp.	41,554	4,752,531
Oracle Corp.	114,700	5,913,932

		10,666,463

		41,562,676

Utilities — 3.0%
Electric — 2.9%
AES Corp.	16,300	228,200
Ameren Corp.	7,500	474,150
American Electric Power Co., Inc.	14,400	1,020,672
DTE Energy Co.	5,600	611,128
Duke Energy Corp.	17,200	1,376,344
Edison International	4,200	284,256
Eversource Energy	8,800	540,672
OGE Energy Corp.	4,900	177,968
PG&E Corp.	31,444	1,446,739
Pinnacle West Capital Corp.	3,500	277,130
Public Service Enterprise Group, Inc.	15,400	812,966
The Southern Co.	95,109	4,146,752
WEC Energy Group, Inc.	9,500	634,220
Xcel Energy, Inc.	13,200	623,172

		12,654,369

Gas — 0.1%
UGI Corp.	4,300	238,564

		12,892,933

TOTAL COMMON STOCK (Cost $369,052,608)		413,752,967

PREFERRED STOCK — 1.0%
Consumer, Non-cyclical — 0.3%
Health Care – Products — 0.3%
Becton Dickinson and Co. Convertible 6.125%	20,234	1,322,494

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.7%
Electric — 0.7%
Sempra Energy Convertible 6.000%	26,634	$2,685,772
Sempra Energy Convertible 6.750%	2,159	218,694

		2,904,466

TOTAL PREFERRED STOCK (Cost $4,068,959)		4,226,960

TOTAL EQUITIES (Cost $373,121,567)		417,979,927

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Herbalife Ltd. CVR (a) (b) (c)	7,000	-

TOTAL RIGHTS (Cost $0)		-

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
iShares Russell 1000 Value ETF	23,200	2,937,584

TOTAL MUTUAL FUNDS (Cost $2,935,625)		2,937,584

TOTAL LONG-TERM INVESTMENTS (Cost $376,057,192)		420,917,511

SHORT-TERM INVESTMENTS — 1.1%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Fund	1,016	1,016

	Principal Amount
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$4,415,328	4,415,328

TOTAL SHORT-TERM INVESTMENTS (Cost $4,416,344)		4,416,344

TOTAL INVESTMENTS — 99.9% (Cost $380,473,536) (e)		425,333,855

Other Assets/(Liabilities) — 0.1%		626,494

NET ASSETS — 100.0%		$425,960,349

Abbreviation Legend

CVR	Contingent Value Rights
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Maturity value of $4,415,733. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity dates ranging from 8/15/42 – 11/15/42, and an aggregate market value, including accrued interest, of $4,507,631.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Basic Materials — 4.5%
Chemicals — 3.7%
DowDuPont, Inc.	415,651	$26,730,516
FMC Corp.	98,340	8,573,281
Praxair, Inc.	46,517	7,476,677

		42,780,474

Forest Products & Paper — 0.8%
International Paper Co.	193,710	9,520,847

		52,301,321

Communications — 7.8%
Media — 2.2%
Comcast Corp. Class A	568,140	20,117,837
Viacom, Inc. Class B	165,870	5,599,772

		25,717,609

Telecommunications — 5.6%
AT&T, Inc.	212,854	7,147,637
Cisco Systems, Inc.	458,280	22,295,322
Nokia OYJ Sponsored ADR	1,489,310	8,310,350
Verizon Communications, Inc.	530,224	28,308,659

		66,061,968

		91,779,577

Consumer, Cyclical — 5.6%
Airlines — 0.4%
Southwest Airlines Co.	64,741	4,043,075

Apparel — 0.3%
Skechers U.S.A., Inc. Class A (a)	131,200	3,664,416

Auto Parts & Equipment — 0.3%
Adient PLC	81,857	3,217,799

Home Furnishing — 0.3%
Whirlpool Corp.	28,978	3,441,137

Housewares — 0.3%
Newell Brands, Inc.	195,230	3,963,169

Leisure Time — 0.6%
Norwegian Cruise Line Holdings Ltd. (a)	122,030	7,008,183

Lodging — 0.8%
Hilton Worldwide Holdings, Inc.	121,256	9,795,060

Retail — 2.6%
The Home Depot, Inc.	41,820	8,663,013
Qurate Retail, Inc. (a)	394,020	8,751,184
The TJX Cos., Inc.	77,690	8,702,834
Walmart, Inc.	52,205	4,902,572

		31,019,603

		66,152,442

	Number of Shares	Value
Consumer, Non-cyclical — 20.8%
Agriculture — 3.1%
Altria Group, Inc.	142,901	$8,618,360
British American Tobacco PLC	115,308	5,383,296
Philip Morris International, Inc.	266,495	21,730,002

		35,731,658

Cosmetics & Personal Care — 0.6%
Unilever NV NY Shares	123,680	6,870,424

Foods — 2.3%
The Kraft Heinz Co.	118,286	6,518,741
Mondelez International, Inc. Class A	211,650	9,092,484
Tyson Foods, Inc. Class A	61,086	3,636,450
US Foods Holding Corp. (a)	250,570	7,722,567

		26,970,242

Health Care – Products — 2.9%
Koninklijke Philips NV Sponsored ADR	210,610	9,584,861
Medtronic PLC	150,677	14,822,097
Zimmer Biomet Holdings, Inc.	75,660	9,947,020

		34,353,978

Health Care – Services — 1.5%
Anthem, Inc.	30,270	8,295,494
UnitedHealth Group, Inc.	35,750	9,510,930

		17,806,424

Pharmaceuticals — 10.4%
Allergan PLC	54,050	10,295,444
AstraZeneca PLC Sponsored ADR	241,980	9,575,149
Bristol-Myers Squibb Co.	176,310	10,945,325
Cardinal Health, Inc.	53,778	2,904,012
CVS Health Corp.	141,963	11,175,327
Eli Lilly & Co.	113,800	12,211,878
Johnson & Johnson	54,361	7,511,059
Merck & Co., Inc.	355,989	25,253,860
Pfizer, Inc.	324,337	14,293,531
Roche Holding AG	45,555	11,023,367
Sanofi ADR	160,355	7,163,058

		122,352,010

		244,084,736

Energy — 12.8%
Oil & Gas — 11.2%
BP PLC Sponsored ADR	122,005	5,624,431
Canadian Natural Resources Ltd.	316,840	10,347,994
Chevron Corp.	257,072	31,434,764
Concho Resources, Inc. (a)	58,710	8,967,953
ConocoPhillips	127,987	9,906,194
EOG Resources, Inc.	125,320	15,987,072
Exxon Mobil Corp.	121,340	10,316,327
Occidental Petroleum Corp.	259,866	21,353,189
Phillips 66	87,488	9,861,647

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pioneer Natural Resources Co.	48,020	$8,364,604

		132,164,175

Oil & Gas Services — 1.6%
Halliburton Co.	223,210	9,046,701
Schlumberger Ltd.	156,889	9,557,678

		18,604,379

		150,768,554

Financial — 25.5%
Banks — 15.6%
Bank of America Corp.	1,089,168	32,086,889
Citigroup, Inc.	301,250	21,611,675
The Goldman Sachs Group, Inc.	40,180	9,009,963
JP Morgan Chase & Co.	422,809	47,709,768
M&T Bank Corp.	64,400	10,596,376
The PNC Financial Services Group, Inc.	110,320	15,024,481
State Street Corp.	67,282	5,636,886
US Bancorp	205,237	10,838,566
Wells Fargo & Co.	587,254	30,866,070

		183,380,674

Diversified Financial Services — 2.4%
American Express Co.	111,641	11,888,650
BlackRock, Inc.	17,290	8,149,296
Invesco Ltd.	320,790	7,339,675

		27,377,621

Insurance — 4.7%
American International Group, Inc.	149,160	7,941,278
Chubb Ltd.	98,440	13,155,521
Intact Financial Corp.	93,890	7,806,903
Loews Corp.	176,239	8,852,485
Marsh & McLennan Cos., Inc.	117,400	9,711,328
MetLife, Inc.	169,530	7,920,442

		55,387,957

Real Estate Investment Trusts (REITS) — 2.8%
Brixmor Property Group, Inc.	278,620	4,878,636
Crown Castle International Corp.	90,830	10,112,104
HCP, Inc.	297,685	7,835,069
Park Hotels & Resorts, Inc.	301,604	9,898,644

		32,724,453

		298,870,705

Industrial — 9.7%
Aerospace & Defense — 3.1%
Lockheed Martin Corp.	24,930	8,624,783
Raytheon Co.	17,621	3,641,556
United Technologies Corp.	173,475	24,253,539

		36,519,878

Building Materials — 1.6%
Fortune Brands Home & Security, Inc.	173,530	9,086,031

	Number of Shares	Value
Johnson Controls International PLC	283,204	$9,912,140

		18,998,171

Hand & Machine Tools — 0.8%
Stanley Black & Decker, Inc.	59,346	8,690,628

Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	68,010	10,370,845

Miscellaneous – Manufacturing — 2.4%
Eaton Corp. PLC	124,350	10,784,876
General Electric Co.	814,817	9,199,284
Ingersoll-Rand PLC	82,800	8,470,440

		28,454,600

Transportation — 0.9%
Union Pacific Corp.	65,130	10,605,118

		113,639,240

Technology — 7.3%
Computers — 2.0%
Cognizant Technology Solutions Corp. Class A	90,440	6,977,446
International Business Machines Corp.	46,516	7,033,684
NetApp, Inc.	111,740	9,597,349

		23,608,479

Semiconductors — 4.6%
Analog Devices, Inc.	92,770	8,577,514
Intel Corp.	365,970	17,306,721
Maxim Integrated Products, Inc.	141,160	7,960,012
QUALCOMM, Inc.	288,024	20,746,369

		54,590,616

Software — 0.7%
Oracle Corp.	150,028	7,735,444

		85,934,539

Utilities — 4.3%
Electric — 4.3%
Dominion Energy, Inc.	61,590	4,328,545
Edison International	114,610	7,756,805
Entergy Corp.	124,034	10,062,879
Eversource Energy	181,610	11,158,118
Exelon Corp.	238,847	10,428,060
NextEra Energy, Inc.	36,480	6,114,048

		49,848,455

TOTAL COMMON STOCK (Cost $940,583,090)		1,153,379,569

TOTAL EQUITIES (Cost $940,583,090)		1,153,379,569

TOTAL LONG-TERM INVESTMENTS (Cost $940,583,090)		1,153,379,569

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (b)	$29,604,036	$29,604,036

TOTAL SHORT-TERM INVESTMENTS (Cost $29,604,036)		29,604,036

TOTAL INVESTMENTS — 100.8% (Cost $970,187,126) (c)		1,182,983,605

Other Assets/(Liabilities) — (0.8)%		(8,813,656)

NET ASSETS — 100.0%		$1,174,169,949

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $29,606,750. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.125%, maturity dates ranging from 8/15/42 – 2/15/43, and an aggregate market value, including accrued interest, of $30,200,981.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 1.9%
Chemicals — 1.6%
Air Products & Chemicals, Inc.	29,787	$4,975,918
Albemarle Corp.	14,804	1,477,143
CF Industries Holdings, Inc.	31,358	1,707,130
DowDuPont, Inc.	314,464	20,223,180
Eastman Chemical Co.	19,279	1,845,386
FMC Corp.	18,014	1,570,461
International Flavors & Fragrances, Inc.	12,483	1,736,635
LyondellBasell Industries NV Class A	43,597	4,469,128
The Mosaic Co.	49,018	1,592,105
PPG Industries, Inc.	32,928	3,593,433
Praxair, Inc.	38,976	6,264,612
The Sherwin-Williams Co.	11,178	5,088,337

		54,543,468

Forest Products & Paper — 0.1%
International Paper Co.	55,341	2,720,010

Iron & Steel — 0.1%
Nucor Corp.	42,997	2,728,160

Mining — 0.1%
Freeport-McMoRan, Inc.	197,461	2,748,657
Newmont Mining Corp.	72,201	2,180,470

		4,929,127

		64,920,765

Communications — 14.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	51,028	1,167,011
Omnicom Group, Inc.	30,814	2,095,968

		3,262,979

Internet — 9.3%
Alphabet, Inc. Class A (a)	40,684	49,108,843
Alphabet, Inc. Class C (a)	41,906	50,013,554
Amazon.com, Inc. (a)	55,766	111,699,298
Booking Holdings, Inc. (a)	6,462	12,820,608
eBay, Inc. (a)	127,178	4,199,417
Expedia Group, Inc.	16,363	2,135,044
F5 Networks, Inc. (a)	8,200	1,635,244
Facebook, Inc. Class A (a)	328,258	53,985,311
Netflix, Inc. (a)	59,268	22,173,937
Symantec Corp.	83,614	1,779,306
TripAdvisor, Inc. (a)	13,671	698,178
Twitter, Inc. (a)	97,993	2,788,881
VeriSign, Inc. (a)	14,578	2,334,229

		315,371,850

	Number of Shares	Value
Media — 2.1%
CBS Corp. Class B	46,477	$2,670,104
Charter Communications, Inc. Class A (a)	24,290	7,915,625
Comcast Corp. Class A	622,158	22,030,615
Discovery, Inc. Class A (a)	21,827	698,464
Discovery, Inc. Class C (a)	48,839	1,444,658
DISH Network Corp. Class A (a)	31,923	1,141,566
News Corp. Class A	53,610	707,116
News Corp. Class B	16,975	230,860
Twenty-First Century Fox, Inc. Class A	142,889	6,620,047
Twenty-First Century Fox, Inc. Class B	66,310	3,038,324
Viacom, Inc. Class B	47,109	1,590,400
The Walt Disney Co.	202,398	23,668,422

		71,756,201

Telecommunications — 3.0%
Arista Networks, Inc. (a)	7,024	1,867,401
AT&T, Inc.	988,388	33,190,069
CenturyLink, Inc.	129,240	2,739,888
Cisco Systems, Inc.	622,254	30,272,657
Juniper Networks, Inc.	46,497	1,393,515
Motorola Solutions, Inc.	22,145	2,881,950
Verizon Communications, Inc.	562,304	30,021,411

		102,366,891

		492,757,921

Consumer, Cyclical — 8.1%
Airlines — 0.5%
Alaska Air Group, Inc.	17,224	1,186,045
American Airlines Group, Inc.	56,540	2,336,798
Delta Air Lines, Inc.	85,370	4,936,947
Southwest Airlines Co.	70,068	4,375,746
United Continental Holdings, Inc. (a)	31,115	2,771,102

		15,606,638

Apparel — 0.7%
Hanesbrands, Inc.	50,401	928,890
Michael Kors Holdings Ltd. (a)	20,042	1,374,080
NIKE, Inc. Class B	174,357	14,771,525
PVH Corp.	10,289	1,485,732
Ralph Lauren Corp.	7,769	1,068,626
Under Armour, Inc. Class A (a)	26,011	551,953
Under Armour, Inc. Class C (a)	26,502	515,729
VF Corp.	44,170	4,127,686

		24,824,221

Auto Manufacturers — 0.4%
Ford Motor Co.	528,046	4,884,425
General Motors Co.	178,503	6,010,196

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PACCAR, Inc.	47,650	$3,249,254

		14,143,875

Auto Parts & Equipment — 0.1%
Aptiv PLC	36,259	3,042,130
BorgWarner, Inc.	28,156	1,204,514
The Goodyear Tire & Rubber Co.	33,503	783,635

		5,030,279

Distribution & Wholesale — 0.2%
Fastenal Co.	39,065	2,266,551
LKQ Corp. (a)	43,511	1,377,994
W.W. Grainger, Inc.	6,186	2,210,938

		5,855,483

Home Builders — 0.1%
D.R. Horton, Inc.	46,545	1,963,268
Lennar Corp. Class A	39,361	1,837,765
PulteGroup, Inc.	36,746	910,199

		4,711,232

Home Furnishing — 0.1%
Leggett & Platt, Inc.	18,364	804,160
Whirlpool Corp.	9,034	1,072,787

		1,876,947

Housewares — 0.0%
Newell Brands, Inc.	59,030	1,198,309

Leisure Time — 0.3%
Carnival Corp.	54,583	3,480,758
Harley-Davidson, Inc.	23,279	1,054,539
Norwegian Cruise Line Holdings Ltd. (a)	27,659	1,588,456
Royal Caribbean Cruises Ltd.	23,508	3,054,630

		9,178,383

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	40,639	3,282,818
Marriott International, Inc. Class A	39,213	5,177,292
MGM Resorts International	70,124	1,957,161
Wynn Resorts Ltd.	13,310	1,691,169

		12,108,440

Retail — 5.2%
Advance Auto Parts, Inc.	9,962	1,676,904
AutoZone, Inc. (a)	3,549	2,752,959
Best Buy Co., Inc.	33,200	2,634,752
CarMax, Inc. (a)	24,063	1,796,784
Chipotle Mexican Grill, Inc. (a)	3,282	1,491,735
Copart, Inc. (a)	28,280	1,457,268
Costco Wholesale Corp.	59,731	14,029,617
Darden Restaurants, Inc.	16,748	1,862,210
Dollar General Corp.	36,364	3,974,585
Dollar Tree, Inc. (a)	32,213	2,626,970
Foot Locker, Inc.	16,454	838,825
The Gap, Inc.	30,352	875,655

	Number of Shares	Value
Genuine Parts Co.	19,853	$1,973,388
The Home Depot, Inc.	155,795	32,272,934
Kohl’s Corp.	22,720	1,693,776
L Brands, Inc.	31,131	943,269
Lowe’s Cos., Inc.	110,437	12,680,376
Macy’s, Inc.	41,024	1,424,764
McDonald’s Corp.	105,610	17,667,497
Nordstrom, Inc.	15,389	920,416
O’Reilly Automotive, Inc. (a)	10,864	3,773,285
Ross Stores, Inc.	51,255	5,079,371
Starbucks Corp.	183,716	10,442,418
Tapestry, Inc.	38,853	1,953,140
Target Corp.	71,408	6,298,900
Tiffany & Co.	14,876	1,918,558
The TJX Cos., Inc.	85,508	9,578,606
Tractor Supply Co.	16,340	1,484,979
Ulta Salon Cosmetics & Fragrance, Inc. (a)	7,744	2,184,737
Walgreens Boots Alliance, Inc.	114,631	8,356,600
Walmart, Inc.	195,266	18,337,430
Yum! Brands, Inc.	42,904	3,900,403

		178,903,111

Textiles — 0.0%
Mohawk Industries, Inc. (a)	8,519	1,493,807

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	15,934	1,674,982
Mattel, Inc.	48,112	755,358

		2,430,340

		277,361,065

Consumer, Non-cyclical — 21.8%
Agriculture — 1.1%
Altria Group, Inc.	256,365	15,461,373
Archer-Daniels-Midland Co.	75,531	3,796,943
Philip Morris International, Inc.	211,553	17,250,032

		36,508,348

Beverages — 1.7%
Brown-Forman Corp. Class B	22,886	1,156,887
The Coca-Cola Co.	520,819	24,056,630
Constellation Brands, Inc. Class A	22,793	4,914,627
Molson Coors Brewing Co. Class B	25,899	1,592,788
Monster Beverage Corp. (a)	54,078	3,151,666
PepsiCo, Inc.	192,698	21,543,636

		56,416,234

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a)	30,556	4,247,590
Amgen, Inc.	88,113	18,264,944
Biogen, Inc. (a)	27,423	9,688,820
Celgene Corp. (a)	95,787	8,571,979
Gilead Sciences, Inc.	176,158	13,601,159
Illumina, Inc. (a)	20,107	7,380,475

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Incyte Corp. (a)	23,706	$1,637,611
Regeneron Pharmaceuticals, Inc. (a)	10,485	4,236,359
Vertex Pharmaceuticals, Inc. (a)	34,927	6,731,830

		74,360,767

Commercial Services — 1.9%
Automatic Data Processing, Inc.	59,680	8,991,389
Cintas Corp.	11,738	2,321,894
Ecolab, Inc.	34,593	5,423,491
Equifax, Inc.	16,329	2,132,077
FleetCor Technologies, Inc. (a)	11,917	2,715,169
Gartner, Inc. (a)	12,325	1,953,512
Global Payments, Inc.	21,654	2,758,720
H&R Block, Inc.	29,264	753,548
IHS Markit Ltd. (a)	48,567	2,620,675
Moody’s Corp.	22,594	3,777,717
Nielsen Holdings PLC	48,463	1,340,487
PayPal Holdings, Inc. (a)	161,038	14,145,578
Quanta Services, Inc. (a)	20,930	698,643
Robert Half International, Inc.	16,444	1,157,329
Rollins, Inc.	13,363	811,000
S&P Global, Inc.	34,359	6,713,405
Total System Services, Inc.	22,524	2,224,020
United Rentals, Inc. (a)	11,272	1,844,099
Verisk Analytics, Inc. (a)	22,394	2,699,597
The Western Union Co.	60,916	1,161,059

		66,243,409

Cosmetics & Personal Care — 1.2%
Colgate-Palmolive Co.	118,112	7,907,598
Coty, Inc. Class A	61,457	771,900
The Estee Lauder Cos., Inc. Class A	30,290	4,401,743
The Procter & Gamble Co.	338,992	28,214,304

		41,295,545

Foods — 1.2%
Campbell Soup Co.	26,913	985,823
Conagra Brands, Inc.	53,203	1,807,306
General Mills, Inc.	81,504	3,498,152
The Hershey Co.	18,888	1,926,576
Hormel Foods Corp.	37,754	1,487,507
The J.M. Smucker Co.	15,247	1,564,495
Kellogg Co.	34,789	2,435,926
The Kraft Heinz Co.	84,521	4,657,952
The Kroger Co.	109,442	3,185,857
McCormick & Co., Inc.	16,437	2,165,575
Mondelez International, Inc. Class A	199,941	8,589,465
Sysco Corp.	65,001	4,761,323
Tyson Foods, Inc. Class A	40,539	2,413,287

		39,479,244

Health Care – Products — 3.6%
Abbott Laboratories	238,768	17,516,020
ABIOMED, Inc. (a)	6,108	2,747,073
Align Technology, Inc. (a)	9,944	3,890,292

	Number of Shares	Value
Baxter International, Inc.	67,732	$5,221,460
Becton Dickinson and Co.	36,500	9,526,500
Boston Scientific Corp. (a)	188,834	7,270,109
The Cooper Cos., Inc.	6,598	1,828,636
Danaher Corp.	84,033	9,131,026
DENTSPLY SIRONA, Inc.	30,091	1,135,634
Edwards Lifesciences Corp. (a)	28,541	4,968,988
Henry Schein, Inc. (a)	20,689	1,759,185
Hologic, Inc. (a)	36,512	1,496,262
IDEXX Laboratories, Inc. (a)	11,786	2,942,493
Intuitive Surgical, Inc. (a)	15,481	8,886,094
Medtronic PLC	183,502	18,051,092
ResMed, Inc.	19,370	2,234,136
Stryker Corp.	42,248	7,506,624
Thermo Fisher Scientific, Inc.	54,821	13,380,710
Varian Medical Systems, Inc. (a)	12,204	1,365,994
Zimmer Biomet Holdings, Inc.	27,845	3,660,782

		124,519,110

Health Care – Services — 2.6%
Aetna, Inc.	44,350	8,996,397
Anthem, Inc.	35,408	9,703,562
Centene Corp. (a)	27,776	4,021,409
Cigna Corp.	32,980	6,868,085
DaVita, Inc. (a)	17,302	1,239,342
Envision Healthcare Corp. (a)	16,941	774,712
HCA Healthcare, Inc.	36,763	5,114,469
Humana, Inc.	18,667	6,319,153
IQVIA Holdings, Inc. (a)	21,952	2,848,052
Laboratory Corp. of America Holdings (a)	13,904	2,414,847
Quest Diagnostics, Inc.	18,387	1,984,141
UnitedHealth Group, Inc.	131,028	34,858,689
Universal Health Services, Inc. Class B	11,671	1,492,021
WellCare Health Plans, Inc. (a)	6,893	2,209,138

		88,844,017

Household Products & Wares — 0.3%
Avery Dennison Corp.	11,674	1,264,878
Church & Dwight Co., Inc.	33,043	1,961,763
The Clorox Co.	17,546	2,639,094
Kimberly-Clark Corp.	47,288	5,373,808

		11,239,543

Pharmaceuticals — 6.0%
AbbVie, Inc.	206,096	19,492,560
Allergan PLC	43,422	8,271,022
AmerisourceBergen Corp.	22,004	2,029,209
Bristol-Myers Squibb Co.	222,522	13,814,166
Cardinal Health, Inc.	42,096	2,273,184
CVS Health Corp.	138,583	10,909,254
Eli Lilly & Co.	130,099	13,960,924
Express Scripts Holding Co. (a)	76,823	7,298,953

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Johnson & Johnson	365,158	$50,453,881
McKesson Corp.	27,193	3,607,151
Merck & Co., Inc.	362,000	25,680,280
Mylan NV (a)	69,909	2,558,669
Nektar Therapeutics (a)	23,472	1,430,853
Perrigo Co. PLC	17,140	1,213,512
Pfizer, Inc.	798,043	35,169,755
Zoetis, Inc.	65,610	6,007,252

		204,170,625

		743,076,842

Energy — 5.9%
Oil & Gas — 4.9%
Anadarko Petroleum Corp.	69,822	4,706,701
Andeavor	18,846	2,892,861
Apache Corp.	51,782	2,468,448
Cabot Oil & Gas Corp.	60,261	1,357,078
Chevron Corp.	260,692	31,877,418
Cimarex Energy Co.	12,612	1,172,159
Concho Resources, Inc. (a)	27,222	4,158,161
ConocoPhillips	158,522	12,269,603
Devon Energy Corp.	69,047	2,757,737
EOG Resources, Inc.	78,999	10,077,902
EQT Corp.	35,816	1,584,142
Exxon Mobil Corp.	576,137	48,983,168
Helmerich & Payne, Inc.	15,231	1,047,436
Hess Corp.	34,114	2,441,880
HollyFrontier Corp.	22,036	1,540,316
Marathon Oil Corp.	115,633	2,691,936
Marathon Petroleum Corp.	61,352	4,906,319
Newfield Exploration Co. (a)	27,937	805,424
Noble Energy, Inc.	65,473	2,042,103
Occidental Petroleum Corp.	104,541	8,590,134
Phillips 66	58,088	6,547,679
Pioneer Natural Resources Co.	23,057	4,016,299
Valero Energy Corp.	58,379	6,640,611

		165,575,515

Oil & Gas Services — 0.6%
Baker Hughes a GE Co.	56,187	1,900,806
Halliburton Co.	120,291	4,875,394
National Oilwell Varco, Inc.	51,707	2,227,538
Schlumberger Ltd.	188,546	11,486,222
TechnipFMC PLC	58,500	1,828,125

		22,318,085

Pipelines — 0.4%
Kinder Morgan, Inc.	256,788	4,552,851
ONEOK, Inc.	56,413	3,824,238
The Williams Cos., Inc.	164,396	4,469,927

		12,847,016

		200,740,616

	Number of Shares	Value
Financial — 17.2%
Banks — 6.9%
Bank of America Corp.	1,264,606	$37,255,293
The Bank of New York Mellon Corp.	125,190	6,383,438
BB&T Corp.	105,483	5,120,145
Capital One Financial Corp.	65,100	6,179,943
Citigroup, Inc.	342,531	24,573,174
Citizens Financial Group, Inc.	64,462	2,486,299
Comerica, Inc.	23,310	2,102,562
Fifth Third Bancorp	90,898	2,537,872
The Goldman Sachs Group, Inc.	47,880	10,736,611
Huntington Bancshares, Inc.	149,595	2,231,957
JP Morgan Chase & Co.	457,508	51,625,203
KeyCorp	141,869	2,821,775
M&T Bank Corp.	19,559	3,218,238
Morgan Stanley	180,308	8,396,944
Northern Trust Corp.	30,317	3,096,275
The PNC Financial Services Group, Inc.	63,061	8,588,278
Regions Financial Corp.	149,978	2,752,096
State Street Corp.	51,603	4,323,299
SunTrust Banks, Inc.	62,889	4,200,356
SVB Financial Group (a)	7,186	2,233,624
US Bancorp	208,557	11,013,895
Wells Fargo & Co.	590,009	31,010,873
Zions Bancorporation	26,344	1,321,152

		234,209,302

Diversified Financial Services — 3.8%
Affiliated Managers Group, Inc.	7,129	974,677
Alliance Data Systems Corp.	6,460	1,525,594
American Express Co.	96,081	10,231,666
Ameriprise Financial, Inc.	19,158	2,828,870
BlackRock, Inc.	16,714	7,877,810
Cboe Global Markets, Inc.	15,094	1,448,420
The Charles Schwab Corp.	164,066	8,063,844
CME Group, Inc.	46,539	7,921,403
Discover Financial Services	46,923	3,587,263
E*TRADE Financial Corp. (a)	35,792	1,875,143
Franklin Resources, Inc.	42,451	1,290,935
Intercontinental Exchange, Inc.	77,695	5,818,579
Invesco Ltd.	54,681	1,251,101
Jefferies Financial Group, Inc.	39,402	865,268
Mastercard, Inc. Class A	124,184	27,644,600
Nasdaq, Inc.	15,659	1,343,542
Raymond James Financial, Inc.	18,170	1,672,548
Synchrony Financial	92,716	2,881,613
T. Rowe Price Group, Inc.	33,311	3,636,895
Visa, Inc. Class A	241,941	36,312,925

		129,052,696

Insurance — 3.9%
Aflac, Inc.	105,108	4,947,434

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Allstate Corp.	47,032	$4,642,058
American International Group, Inc.	120,259	6,402,589
Aon PLC	33,164	5,099,960
Arthur J Gallagher & Co.	24,585	1,830,107
Assurant, Inc.	7,413	800,233
Berkshire Hathaway, Inc. Class B (a)	265,366	56,817,514
Brighthouse Financial, Inc. (a)	16,750	741,020
Chubb Ltd.	63,151	8,439,500
Cincinnati Financial Corp.	20,887	1,604,331
Everest Re Group Ltd.	5,432	1,241,049
The Hartford Financial Services Group, Inc.	48,565	2,426,307
Lincoln National Corp.	29,580	2,001,383
Loews Corp.	37,527	1,884,981
Marsh & McLennan Cos., Inc.	68,792	5,690,474
MetLife, Inc.	135,304	6,321,403
Principal Financial Group, Inc.	36,057	2,112,580
The Progressive Corp.	78,983	5,610,952
Prudential Financial, Inc.	56,957	5,770,883
Torchmark Corp.	14,027	1,216,001
The Travelers Cos., Inc.	36,646	4,753,353
Unum Group	29,144	1,138,656
Willis Towers Watson PLC	17,918	2,525,363

		134,018,131

Real Estate — 0.1%
Brookfield Property Partners LP	509	10,633
CBRE Group, Inc. Class A (a)	43,106	1,900,975

		1,911,608

Real Estate Investment Trusts (REITS) — 2.5%
Alexandria Real Estate Equities, Inc.	14,521	1,826,597
American Tower Corp.	59,868	8,698,820
Apartment Investment & Management Co. Class A	22,018	971,654
AvalonBay Communities, Inc.	18,840	3,412,866
Boston Properties, Inc.	21,068	2,593,260
Crown Castle International Corp.	56,217	6,258,639
Digital Realty Trust, Inc.	28,261	3,178,797
Duke Realty Corp.	47,573	1,349,646
Equinix, Inc.	10,773	4,663,524
Equity Residential	50,492	3,345,600
Essex Property Trust, Inc.	8,964	2,211,509
Extra Space Storage, Inc.	16,916	1,465,602
Federal Realty Investment Trust	10,241	1,295,179
HCP, Inc.	63,208	1,663,635
Host Hotels & Resorts, Inc.	100,553	2,121,668
Iron Mountain, Inc.	39,425	1,360,951
Kimco Realty Corp.	55,503	929,120
The Macerich Co.	14,015	774,889
Mid-America Apartment Communities, Inc.	15,272	1,529,949
Prologis, Inc.	85,401	5,789,334

	Number of Shares	Value
Public Storage	20,320	$4,097,122
Realty Income Corp.	39,995	2,275,316
Regency Centers Corp.	23,363	1,510,885
SBA Communications Corp. (a)	15,670	2,517,072
Simon Property Group, Inc.	41,965	7,417,314
SL Green Realty Corp.	11,724	1,143,442
UDR, Inc.	35,763	1,445,898
Ventas, Inc.	48,694	2,647,980
Vornado Realty Trust	23,322	1,702,506
Welltower, Inc.	51,001	3,280,384
Weyerhaeuser Co.	103,931	3,353,853

		86,833,011

Savings & Loans — 0.0%
People’s United Financial, Inc.	48,716	834,018

		586,858,766

Industrial — 9.3%
Aerospace & Defense — 2.6%
Arconic, Inc.	59,318	1,305,589
The Boeing Co.	72,714	27,042,337
General Dynamics Corp.	37,894	7,757,660
Harris Corp.	16,107	2,725,465
L3 Technologies, Inc.	10,647	2,263,765
Lockheed Martin Corp.	33,626	11,633,251
Northrop Grumman Corp.	23,624	7,497,549
Raytheon Co.	38,917	8,042,587
Rockwell Collins, Inc.	22,471	3,156,501
TransDigm Group, Inc. (a)	6,623	2,465,743
United Technologies Corp.	102,370	14,312,350

		88,202,797

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	19,156	1,003,008
Johnson Controls International PLC	125,684	4,398,940
Martin Marietta Materials, Inc.	8,470	1,541,117
Masco Corp.	41,670	1,525,122
Vulcan Materials Co.	17,887	1,989,034

		10,457,221

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	31,425	2,486,346
Emerson Electric Co.	85,268	6,529,823

		9,016,169

Electronics — 1.3%
Agilent Technologies, Inc.	43,739	3,085,349
Allegion PLC	13,282	1,202,951
Amphenol Corp. Class A	40,740	3,830,375
Corning, Inc.	110,125	3,887,413
FLIR Systems, Inc.	19,211	1,180,900
Fortive Corp.	42,055	3,541,031
Garmin Ltd.	16,526	1,157,646
Honeywell International, Inc.	101,197	16,839,181

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mettler-Toledo International, Inc. (a)	3,437	$2,093,064
PerkinElmer, Inc.	14,756	1,435,316
TE Connectivity Ltd.	47,445	4,171,839
Waters Corp. (a)	10,605	2,064,581

		44,489,646

Engineering & Construction — 0.1%
Fluor Corp.	19,628	1,140,387
Jacobs Engineering Group, Inc.	15,935	1,219,027

		2,359,414

Environmental Controls — 0.2%
Pentair PLC	22,709	984,435
Republic Services, Inc.	29,382	2,134,896
Stericycle, Inc. (a)	11,972	702,517
Waste Management, Inc.	53,927	4,872,844

		8,694,692

Hand & Machine Tools — 0.1%
Snap-on, Inc.	7,543	1,384,895
Stanley Black & Decker, Inc.	20,653	3,024,425

		4,409,320

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	80,944	12,343,151

Machinery – Diversified — 0.6%
Cummins, Inc.	20,434	2,984,795
Deere & Co.	43,918	6,602,193
Dover Corp.	20,093	1,778,833
Flowserve Corp.	18,300	1,000,827
Rockwell Automation, Inc.	16,658	3,123,708
Roper Technologies, Inc.	13,977	4,140,127
Xylem, Inc.	24,284	1,939,563

		21,570,046

Miscellaneous – Manufacturing — 1.5%
3M Co.	79,810	16,816,765
A.O. Smith Corp.	19,142	1,021,609
Eaton Corp. PLC	59,205	5,134,850
General Electric Co.	1,182,781	13,353,597
Illinois Tool Works, Inc.	41,957	5,920,972
Ingersoll-Rand PLC	33,354	3,412,114
Parker-Hannifin Corp.	17,854	3,283,886
Textron, Inc.	33,792	2,415,114

		51,358,907

Packaging & Containers — 0.2%
Ball Corp.	47,239	2,078,044
Packaging Corp. of America	12,588	1,380,778
Sealed Air Corp.	20,960	841,544
WestRock Co.	34,637	1,851,001

		6,151,367

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	5,952	1,524,188

	Number of Shares	Value
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	18,784	$1,839,329
CSX Corp.	111,174	8,232,435
Expeditors International of Washington, Inc.	23,526	1,729,867
FedEx Corp.	33,081	7,965,574
J.B. Hunt Transport Services, Inc.	12,015	1,429,064
Kansas City Southern	13,773	1,560,205
Norfolk Southern Corp.	37,987	6,856,654
Union Pacific Corp.	100,767	16,407,891
United Parcel Service, Inc. Class B	94,395	11,020,616

		57,041,635

		317,618,553

Technology — 16.7%
Computers — 5.9%
Accenture PLC Class A	87,090	14,822,718
Apple, Inc.	624,560	140,988,174
Cognizant Technology Solutions Corp. Class A	79,380	6,124,167
DXC Technology Co.	38,351	3,586,586
Hewlett Packard Enterprise Co.	200,455	3,269,421
HP, Inc.	215,564	5,555,084
International Business Machines Corp.	124,186	18,778,165
NetApp, Inc.	35,324	3,033,978
Seagate Technology PLC	35,579	1,684,666
Western Digital Corp.	39,372	2,304,837

		200,147,796

Office & Business Equipment — 0.0%
Xerox Corp.	29,921	807,269

Semiconductors — 3.9%
Advanced Micro Devices, Inc. (a)	116,751	3,606,438
Analog Devices, Inc.	51,048	4,719,898
Applied Materials, Inc.	133,721	5,168,317
Broadcom, Inc.	58,754	14,496,375
Intel Corp.	627,577	29,678,116
IPG Photonics Corp. (a)	4,839	755,223
KLA-Tencor Corp.	21,139	2,150,048
Lam Research Corp.	21,432	3,251,234
Microchip Technology, Inc.	31,880	2,515,651
Micron Technology, Inc. (a)	157,136	7,107,261
NVIDIA Corp.	82,746	23,253,281
Qorvo, Inc. (a)	16,864	1,296,673
QUALCOMM, Inc.	191,428	13,788,559
Skyworks Solutions, Inc.	24,697	2,240,265
Texas Instruments, Inc.	132,604	14,227,083
Xilinx, Inc.	34,355	2,754,240

		131,008,662

Software — 6.9%
Activision Blizzard, Inc.	103,993	8,651,178
Adobe Systems, Inc. (a)	66,743	18,017,273

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Akamai Technologies, Inc. (a)	22,975	$1,680,621
ANSYS, Inc. (a)	11,397	2,127,592
Autodesk, Inc. (a)	29,709	4,637,872
Broadridge Financial Solutions, Inc.	16,006	2,111,992
CA, Inc.	42,187	1,862,556
Cadence Design Systems, Inc. (a)	38,007	1,722,477
Cerner Corp. (a)	44,779	2,884,215
Citrix Systems, Inc. (a)	17,423	1,936,741
Electronic Arts, Inc. (a)	41,585	5,010,577
Fidelity National Information Services, Inc.	44,886	4,895,716
Fiserv, Inc. (a)	55,522	4,573,902
Intuit, Inc.	35,233	8,011,984
Microsoft Corp.	1,043,790	119,378,262
MSCI, Inc.	12,078	2,142,758
Oracle Corp.	384,783	19,839,411
Paychex, Inc.	43,795	3,225,502
Red Hat, Inc. (a)	23,944	3,263,088
salesforce.com, Inc. (a)	103,021	16,383,430
Synopsys, Inc. (a)	20,190	1,990,936
Take-Two Interactive Software, Inc. (a)	15,503	2,139,259

		236,487,342

		568,451,069

Utilities — 2.8%
Electric — 2.7%
AES Corp.	92,311	1,292,354
Alliant Energy Corp.	32,453	1,381,524
Ameren Corp.	33,055	2,089,737
American Electric Power Co., Inc.	66,739	4,730,460
CenterPoint Energy, Inc.	66,982	1,852,052
CMS Energy Corp.	38,199	1,871,751
Consolidated Edison, Inc.	42,118	3,208,971
Dominion Energy, Inc.	89,294	6,275,582
DTE Energy Co.	24,694	2,694,856
Duke Energy Corp.	96,848	7,749,777
Edison International	44,545	3,014,806
Entergy Corp.	24,521	1,989,389
Evergy, Inc.	36,808	2,021,495
Eversource Energy	43,012	2,642,657
Exelon Corp.	130,926	5,716,229
FirstEnergy Corp.	65,901	2,449,540
NextEra Energy, Inc.	64,289	10,774,836
NRG Energy, Inc.	41,833	1,564,554
PG&E Corp.	70,757	3,255,530
Pinnacle West Capital Corp.	15,088	1,194,668
PPL Corp.	95,517	2,794,828
Public Service Enterprise Group, Inc.	69,366	3,661,831
SCANA Corp.	19,950	775,856
Sempra Energy	37,184	4,229,680
The Southern Co.	138,451	6,036,464
WEC Energy Group, Inc.	42,988	2,869,879

	Number of Shares	Value
Xcel Energy, Inc.	69,137	$3,263,958

		91,403,264

Gas — 0.0%
NiSource, Inc.	49,409	1,231,272

Water — 0.1%
American Water Works Co., Inc.	24,918	2,192,036

		94,826,572

TOTAL COMMON STOCK (Cost $1,920,327,815)		3,346,612,169

TOTAL EQUITIES (Cost $1,920,327,815)		3,346,612,169

TOTAL LONG-TERM INVESTMENTS (Cost $1,920,327,815)		3,346,612,169

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (b)	$69,822,677	69,822,677

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill 0.000% 1/10/19 (c)	4,135,000	4,109,797

TOTAL SHORT-TERM INVESTMENTS (Cost $73,933,256)		73,932,474

TOTAL INVESTMENTS — 100.4% (Cost $1,994,261,071) (d)		3,420,544,643

Other Assets/(Liabilities) — (0.4)%		(14,252,723)

NET ASSETS — 100.0%		$3,406,291,920

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $69,829,078. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.125%, maturity dates ranging from 11/15/42 – 2/15/43, and an aggregate market value, including accrued interest, of $71,220,875.

(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E-Mini Index	12/21/18	521	$75,646,767	$393,183

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 97.6%
Basic Materials — 4.0%
Chemicals — 4.0%
CF Industries Holdings, Inc.	47,300	$2,575,012
DowDuPont, Inc.	153,000	9,839,430
Praxair, Inc.	88,346	14,199,853

		26,614,295

Communications — 4.1%
Media — 2.2%
Comcast Corp. Class A	114,000	4,036,740
Twenty-First Century Fox, Inc. Class B	241,000	11,042,620

		15,079,360

Telecommunications — 1.9%
Cisco Systems, Inc.	130,000	6,324,500
Verizon Communications, Inc.	113,800	6,075,782

		12,400,282

		27,479,642

Consumer, Cyclical — 13.3%
Apparel — 3.6%
NIKE, Inc. Class B	288,428	24,435,620

Lodging — 0.4%
Las Vegas Sands Corp.	49,000	2,907,170

Retail — 9.3%
Costco Wholesale Corp.	78,413	18,417,645
McDonald’s Corp.	112,992	18,902,432
The TJX Cos., Inc.	196,832	22,049,121
Walmart, Inc.	33,100	3,108,421

		62,477,619

		89,820,409

Consumer, Non-cyclical — 21.9%
Agriculture — 0.4%
Philip Morris International, Inc.	36,000	2,935,440

Beverages — 7.4%
The Coca-Cola Co.	356,389	16,461,608
Diageo PLC	532,176	18,846,674
PepsiCo, Inc.	132,754	14,841,897

		50,150,179

Biotechnology — 0.6%
Gilead Sciences, Inc.	50,000	3,860,500

Cosmetics & Personal Care — 2.4%
Colgate-Palmolive Co.	242,428	16,230,555

Foods — 0.5%
Tyson Foods, Inc. Class A	55,700	3,315,821

	Number of Shares	Value
Health Care – Products — 3.7%
Becton Dickinson and Co.	14,400	$3,758,400
Medtronic PLC	216,172	21,264,840

		25,023,240

Health Care – Services — 2.6%
Anthem, Inc.	30,100	8,248,905
UnitedHealth Group, Inc.	34,489	9,175,453

		17,424,358

Household Products & Wares — 0.8%
Kimberly-Clark Corp.	44,700	5,079,708

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	301,195	18,698,185
Johnson & Johnson	34,700	4,794,499

		23,492,684

		147,512,485

Energy — 3.4%
Oil & Gas — 3.0%
Hess Corp.	84,200	6,027,036
Occidental Petroleum Corp.	51,400	4,223,538
Total SA	160,100	10,336,769

		20,587,343

Pipelines — 0.4%
TransCanada Corp.	64,000	2,589,440

		23,176,783

Financial — 26.8%
Banks — 7.4%
Fifth Third Bancorp	122,000	3,406,240
JP Morgan Chase & Co.	73,800	8,327,592
Morgan Stanley	143,000	6,659,510
The PNC Financial Services Group, Inc.	135,864	18,503,318
State Street Corp.	62,700	5,253,006
Wells Fargo & Co.	145,200	7,631,712

		49,781,378

Diversified Financial Services — 6.6%
American Express Co.	185,728	19,778,175
BlackRock, Inc.	19,325	9,108,452
Visa, Inc. Class A	104,891	15,743,090

		44,629,717

Insurance — 7.4%
American International Group, Inc.	89,300	4,754,332
Brighthouse Financial, Inc. (a)	42,086	1,861,885
Chubb Ltd.	184,426	24,646,691
Loews Corp.	9,000	452,070
Marsh & McLennan Cos., Inc.	162,784	13,465,492
MetLife, Inc.	93,000	4,344,960

		49,525,430

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 5.4%
American Tower Corp.	109,141	$15,858,187
Public Storage	85,246	17,188,151
SL Green Realty Corp.	37,800	3,686,634

		36,732,972

		180,669,497

Industrial — 15.5%
Aerospace & Defense — 5.4%
The Boeing Co.	18,300	6,805,770
General Dynamics Corp.	53,558	10,964,394
Harris Corp.	37,700	6,379,217
Lockheed Martin Corp.	35,928	12,429,651

		36,579,032

Building Materials — 1.0%
Johnson Controls International PLC	182,360	6,382,600

Transportation — 9.1%
Canadian National Railway Co.	253,595	22,755,128
Union Pacific Corp.	134,669	21,928,153
United Parcel Service, Inc. Class B	142,055	16,584,921

		61,268,202

		104,229,834

Technology — 7.4%
Computers — 2.4%
Accenture PLC Class A	95,627	16,275,714

Semiconductors — 1.1%
QUALCOMM, Inc.	99,000	7,130,970

Software — 3.9%
Microsoft Corp.	228,627	26,148,070

		49,554,754

Utilities — 1.2%
Electric — 1.2%
PG&E Corp.	44,000	2,024,440
The Southern Co.	133,000	5,798,800

		7,823,240

TOTAL COMMON STOCK (Cost $553,026,301)		656,880,939

PREFERRED STOCK — 0.9%
Consumer, Non-cyclical — 0.3%
Health Care – Products — 0.3%
Becton Dickinson and Co. Convertible 6.125%	28,422	1,857,662

Utilities — 0.6%
Electric — 0.6%
Sempra Energy Convertible 6.000%	37,270	3,758,307

	Number of Shares	Value
Sempra Energy Convertible 6.750%	2,812	$284,839

		4,043,146

TOTAL PREFERRED STOCK (Cost $5,435,065)		5,900,808

TOTAL EQUITIES (Cost $558,461,366)		662,781,747

TOTAL LONG-TERM INVESTMENTS (Cost $558,461,366)		662,781,747

SHORT-TERM INVESTMENTS — 2.0%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Fund	1,020	1,020

	Principal Amount
Repurchase Agreement — 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (b)	$13,899,654	13,899,654

TOTAL SHORT-TERM INVESTMENTS (Cost $13,900,674)		13,900,674

TOTAL INVESTMENTS — 100.5% (Cost $572,362,040) (c)		676,682,421

Other Assets/(Liabilities) — (0.5)%		(3,519,479)

NET ASSETS — 100.0%		$673,162,942

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $13,900,929. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.125%, maturity dates ranging from 8/15/42 – 2/15/43, and an aggregate market value, including accrued interest, of $14,180,546.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	80.2%
Ireland	6.5%
Canada	3.8%
Switzerland	3.7%
United Kingdom	2.8%
France	1.5%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 100.7%

COMMON STOCK — 100.7%
Basic Materials — 1.7%
Chemicals — 0.8%
CF Industries Holdings, Inc.	19,693	$1,072,088

Mining — 0.9%
Rio Tinto PLC Sponsored ADR (a)	26,534	1,353,765

		2,425,853

Communications — 17.0%
Internet — 15.3%
Alibaba Group Holding Ltd. Sponsored ADR (b)	3,042	501,200
Alphabet, Inc. Class C (b)	6,495	7,751,588
Amazon.com, Inc. (b)	3,852	7,715,556
Booking Holdings, Inc. (b)	1,107	2,196,288
Facebook, Inc. Class A (b)	11,011	1,810,869
VeriSign, Inc. (b)	10,628	1,701,755
Yandex NV Class A (b)	13,768	452,829

		22,130,085

Media — 0.6%
FactSet Research Systems, Inc.	3,717	831,530

Telecommunications — 1.1%
Cisco Systems, Inc.	31,221	1,518,902

		24,480,517

Consumer, Cyclical — 12.0%
Apparel — 2.1%
Michael Kors Holdings Ltd. (b)	8,883	609,018
NIKE, Inc. Class B	28,697	2,431,210

		3,040,228

Lodging — 0.2%
Las Vegas Sands Corp.	5,537	328,510

Retail — 9.7%
Domino’s Pizza, Inc.	4,702	1,386,150
The Home Depot, Inc.	19,303	3,998,616
Lowe’s Cos., Inc.	6,086	698,795
McDonald’s Corp.	10,380	1,736,470
O’Reilly Automotive, Inc. (b)	4,906	1,703,952
Ross Stores, Inc.	18,201	1,803,719
The TJX Cos., Inc.	23,962	2,684,223

		14,011,925

		17,380,663

Consumer, Non-cyclical — 23.1%
Beverages — 0.7%
Monster Beverage Corp. (b)	18,427	1,073,926

Biotechnology — 2.8%
Amgen, Inc.	11,616	2,407,881

	Number of Shares	Value
Gilead Sciences, Inc.	20,367	$1,572,536

		3,980,417

Commercial Services — 8.2%
Experian PLC	24,313	624,421
FleetCor Technologies, Inc. (b)	5,992	1,365,217
Gartner, Inc. (b)	7,106	1,126,301
Global Payments, Inc.	14,235	1,813,539
IHS Markit Ltd. (b)	26,019	1,403,985
PayPal Holdings, Inc. (b)	22,845	2,006,705
S&P Global, Inc.	7,907	1,544,949
Worldpay, Inc. Class A (b)	18,697	1,893,445

		11,778,562

Cosmetics & Personal Care — 0.4%
The Procter & Gamble Co.	6,892	573,621

Foods — 0.2%
The Kroger Co.	12,450	362,419

Health Care – Products — 5.3%
Baxter International, Inc.	19,279	1,486,218
Danaher Corp.	16,994	1,846,568
Edwards Lifesciences Corp. (b)	13,579	2,364,104
Thermo Fisher Scientific, Inc.	7,814	1,907,241

		7,604,131

Health Care – Services — 3.8%
Aetna, Inc.	9,977	2,023,834
Anthem, Inc.	7,611	2,085,795
ICON PLC (b)	8,908	1,369,605

		5,479,234

Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	40,459	2,511,695

		33,364,005

Energy — 4.6%
Oil & Gas — 3.0%
BP PLC Sponsored ADR	33,865	1,561,177
Chevron Corp.	12,589	1,539,383
Pioneer Natural Resources Co.	6,665	1,160,976

		4,261,536

Oil & Gas Services — 1.6%
Apergy Corp. (b)	9,548	415,911
Baker Hughes a GE Co.	27,196	920,040
National Oilwell Varco, Inc.	23,561	1,015,008

		2,350,959

		6,612,495

Financial — 11.0%
Banks — 0.8%
Bank of America Corp.	40,240	1,185,471

Diversified Financial Services — 9.3%
American Express Co.	19,677	2,095,404

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Intercontinental Exchange, Inc.	24,472	$1,832,708
Mastercard, Inc. Class A	16,294	3,627,207
TD Ameritrade Holding Corp.	28,817	1,522,402
Visa, Inc. Class A	28,686	4,305,482

		13,383,203

Real Estate Investment Trusts (REITS) — 0.9%
American Tower Corp.	8,931	1,297,674

		15,866,348

Industrial — 5.4%
Aerospace & Defense — 1.5%
Raytheon Co.	10,596	2,189,769

Electrical Components & Equipment — 0.6%
Emerson Electric Co.	11,789	902,802

Electronics — 0.9%
Fortive Corp. (a)	15,489	1,304,174

Machinery – Construction & Mining — 1.3%
Caterpillar, Inc.	12,220	1,863,428

Machinery – Diversified — 1.1%
Roper Technologies, Inc.	5,072	1,502,377

		7,762,550

Technology — 25.9%
Computers — 6.0%
Apple, Inc.	25,218	5,692,711
Check Point Software Technologies Ltd. (b)	11,522	1,355,794
NetApp, Inc.	18,435	1,583,382

		8,631,887

Semiconductors — 2.3%
Maxim Integrated Products, Inc.	14,502	817,767
QUALCOMM, Inc.	12,530	902,536
Texas Instruments, Inc.	15,472	1,659,991

		3,380,294

Software — 17.6%
Adobe Systems, Inc. (b)	8,285	2,236,536
Atlassian Corp. PLC Class A (b)	7,547	725,569
Autodesk, Inc. (b)	2,793	436,015
Cerner Corp. (b)	9,990	643,456
Electronic Arts, Inc. (b)	6,667	803,307
Fiserv, Inc. (b)	16,823	1,385,879
Guidewire Software, Inc. (b)	5,133	518,484
Intuit, Inc.	7,167	1,629,776
Microsoft Corp.	90,107	10,305,538
salesforce.com, Inc. (b)	15,441	2,455,582
ServiceNow, Inc. (b)	5,244	1,025,884
SS&C Technologies Holdings, Inc	24,293	1,380,571
VMware, Inc. Class A (b)	5,089	794,189

	Number of Shares	Value
Workday, Inc. Class A (b)	7,031	$1,026,385

		25,367,171

		37,379,352

TOTAL COMMON STOCK (Cost $108,721,784)		145,271,783

TOTAL EQUITIES (Cost $108,721,784)		145,271,783

MUTUAL FUNDS — 1.4%
Diversified Financial Services — 1.4%
State Street Navigator Securities Lending Prime Portfolio (c)	2,047,758	2,047,758

TOTAL MUTUAL FUNDS (Cost $2,047,758)		2,047,758

TOTAL LONG-TERM INVESTMENTS (Cost $110,769,542)		147,319,541

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$166,599	166,599

TOTAL SHORT-TERM INVESTMENTS (Cost $166,599)		166,599

TOTAL INVESTMENTS — 102.2% (Cost $110,936,141) (e)		147,486,140

Other Assets/(Liabilities) — (2.2)%		(3,136,834)

NET ASSETS — 100.0%		$144,349,306

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $2,001,123 or 1.39% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(b)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $166,614. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $173,431.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 98.9%
Basic Materials — 0.3%
Chemicals — 0.3%
Air Products & Chemicals, Inc.	6,600	$1,102,530
DowDuPont, Inc.	10,762	692,104
The Sherwin-Williams Co.	15,428	7,022,980

		8,817,614

Communications — 29.2%
Internet — 27.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	706,243	116,360,597
Alphabet, Inc. Class A (a)	53,057	64,044,044
Alphabet, Inc. Class C (a)	92,384	110,257,532
Amazon.com, Inc. (a)	154,266	308,994,798
Booking Holdings, Inc. (a)	32,554	64,587,136
Ctrip.com International Ltd. ADR (a)	2,959	109,986
Facebook, Inc. Class A (a)	808,729	133,003,571
IAC/InterActiveCorp (a)	946	205,017
Netflix, Inc. (a)	62,727	23,468,053
Tencent Holdings Ltd.	724,300	29,929,678

		850,960,412

Media — 0.7%
FactSet Research Systems, Inc.	99,541	22,268,317

Telecommunications — 1.1%
Cisco Systems, Inc.	686,928	33,419,047
Motorola Solutions, Inc.	8,900	1,158,246

		34,577,293

		907,806,022

Consumer, Cyclical — 7.0%
Airlines — 1.0%
Alaska Air Group, Inc.	46,458	3,199,098
American Airlines Group, Inc.	300,669	12,426,650
Delta Air Lines, Inc.	141,664	8,192,429
United Continental Holdings, Inc. (a)	67,637	6,023,751

		29,841,928

Auto Manufacturers — 0.5%
Ferrari NV	15,647	2,142,231
Tesla, Inc. (a)	51,227	13,563,373

		15,705,604

Auto Parts & Equipment — 0.3%
Aptiv PLC	101,300	8,499,070

Leisure Time — 0.4%
Norwegian Cruise Line Holdings Ltd. (a)	45,709	2,625,068

	Number of Shares	Value
Royal Caribbean Cruises Ltd.	83,927	$10,905,474

		13,530,542

Lodging — 0.8%
Hilton Worldwide Holdings, Inc.	84,700	6,842,066
Marriott International, Inc. Class A	126,846	16,747,478
Wynn Resorts Ltd.	23,804	3,024,536

		26,614,080

Retail — 4.0%
Dollar General Corp.	139,161	15,210,297
The Home Depot, Inc.	39,882	8,261,556
McDonald’s Corp.	9,153	1,531,205
O’Reilly Automotive, Inc. (a)	670	232,704
Restaurant Brands International, Inc.	53,463	3,169,287
Ross Stores, Inc.	173,296	17,173,634
Starbucks Corp.	545,089	30,982,859
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,600	451,392
Yum China Holdings, Inc.	418,357	14,688,514
Yum! Brands, Inc.	348,414	31,674,317

		123,375,765

		217,566,989

Consumer, Non-cyclical — 24.0%
Agriculture — 0.0%
Philip Morris International, Inc.	2,166	176,616

Beverages — 2.4%
The Coca-Cola Co.	664,982	30,715,519
Constellation Brands, Inc. Class A	500	107,810
Monster Beverage Corp. (a)	729,544	42,517,824

		73,341,153

Biotechnology — 3.8%
Alexion Pharmaceuticals, Inc. (a)	138,291	19,223,832
Amgen, Inc.	115,747	23,993,196
Biogen, Inc. (a)	301	106,346
Celgene Corp. (a)	8,805	787,959
Illumina, Inc. (a)	891	327,050
Regeneron Pharmaceuticals, Inc. (a)	103,582	41,851,271
Vertex Pharmaceuticals, Inc. (a)	167,952	32,371,069

		118,660,723

Commercial Services — 2.8%
Automatic Data Processing, Inc.	87,362	13,161,959
Cintas Corp.	10,800	2,136,348
CoStar Group, Inc. (a)	8,100	3,408,804
FleetCor Technologies, Inc. (a)	22,675	5,166,272
Global Payments, Inc.	155,899	19,861,533
IHS Markit Ltd. (a)	4,265	230,139
PayPal Holdings, Inc. (a)	300,082	26,359,203
S&P Global, Inc.	33,500	6,545,565
Worldpay, Inc. Class A (a)	107,593	10,895,943

		87,765,766

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cosmetics & Personal Care — 1.8%
Colgate-Palmolive Co.	359,112	$24,042,549
The Procter & Gamble Co.	370,084	30,802,091

		54,844,640

Foods — 1.1%
Danone SA Sponsored ADR	2,253,099	34,844,176

Health Care – Products — 5.2%
Abbott Laboratories	52,600	3,858,736
Becton Dickinson and Co.	146,672	38,281,392
Danaher Corp.	164,719	17,898,366
Intuitive Surgical, Inc. (a)	53,015	30,430,610
Stryker Corp.	189,433	33,658,455
Thermo Fisher Scientific, Inc.	79,384	19,376,047
Varian Medical Systems, Inc. (a)	165,301	18,502,141

		162,005,747

Health Care – Services — 4.4%
Anthem, Inc.	89,951	24,651,072
Centene Corp. (a)	74,527	10,790,019
Cigna Corp.	134,918	28,096,673
HCA Healthcare, Inc.	21,000	2,921,520
Humana, Inc.	35,161	11,902,702
UnitedHealth Group, Inc.	206,649	54,976,900
WellCare Health Plans, Inc. (a)	16,427	5,264,689

		138,603,575

Pharmaceuticals — 2.5%
Merck & Co., Inc.	299,273	21,230,427
Novartis AG Sponsored ADR	249,627	21,507,862
Novo Nordisk A/S Sponsored ADR	709,958	33,467,420
Zoetis, Inc.	7,700	705,012

		76,910,721

		747,153,117

Energy — 1.0%
Oil & Gas Services — 1.0%
Schlumberger Ltd.	506,801	30,874,317

Financial — 11.9%
Banks — 1.5%
Citigroup, Inc.	8,122	582,672
JP Morgan Chase & Co.	122,133	13,781,488
Morgan Stanley	502,100	23,382,797
Northern Trust Corp.	8,171	834,504
State Street Corp.	104,900	8,788,522

		47,369,983

Diversified Financial Services — 9.5%
American Express Co.	129,839	13,826,555
Ameriprise Financial, Inc.	1,900	280,554
The Charles Schwab Corp.	262,106	12,882,510
Intercontinental Exchange, Inc.	188,938	14,149,567
Mastercard, Inc. Class A	253,257	56,377,541
Raymond James Financial, Inc.	30,065	2,767,483

	Number of Shares	Value
SEI Investments Co.	518,591	$31,685,910
TD Ameritrade Holding Corp.	511,952	27,046,424
Visa, Inc. Class A	899,505	135,006,706

		294,023,250

Insurance — 0.8%
American International Group, Inc.	83,300	4,434,892
Chubb Ltd.	27,791	3,713,989
Marsh & McLennan Cos., Inc.	32,480	2,686,746
The Progressive Corp.	60,571	4,302,964
Willis Towers Watson PLC	82,282	11,596,825

		26,735,416

Real Estate Investment Trusts (REITS) — 0.1%
American Tower Corp.	13,272	1,928,422
Equinix, Inc.	587	254,106

		2,182,528

		370,311,177

Industrial — 7.5%
Aerospace & Defense — 2.9%
The Boeing Co.	181,887	67,643,775
Harris Corp.	47,835	8,094,161
L3 Technologies, Inc.	6,100	1,296,982
Northrop Grumman Corp.	38,927	12,354,262

		89,389,180

Electronics — 1.0%
Agilent Technologies, Inc.	6,300	444,402
Corning, Inc.	48,400	1,708,520
Fortive Corp.	87,254	7,346,787
Honeywell International, Inc.	123,856	20,609,638

		30,109,347

Hand & Machine Tools — 0.1%
Stanley Black & Decker, Inc.	17,800	2,606,632

Machinery – Diversified — 1.4%
Deere & Co.	215,715	32,428,436
Roper Technologies, Inc.	42,361	12,547,752

		44,976,188

Miscellaneous – Manufacturing — 0.0%
Textron, Inc.	20,300	1,450,841

Packaging & Containers — 0.0%
Ball Corp.	17,018	748,622

Transportation — 2.1%
Canadian Pacific Railway Ltd.	12,200	2,585,668
CSX Corp.	107,124	7,932,532
Expeditors International of Washington, Inc.	494,651	36,371,688
FedEx Corp.	1,096	263,906
Kansas City Southern	8,612	975,567
Norfolk Southern Corp.	7,500	1,353,750
Union Pacific Corp.	9,700	1,579,451

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Parcel Service, Inc. Class B	112,381	$13,120,482

		64,183,044

		233,463,854

Technology — 17.8%
Computers — 0.6%
Apple, Inc.	80,663	18,208,866

Semiconductors — 2.5%
ASML Holding NV	1,300	244,426
Broadcom, Inc.	8,169	2,015,538
Lam Research Corp.	900	136,530
Maxim Integrated Products, Inc.	136,052	7,671,972
Microchip Technology, Inc.	29,100	2,296,281
NVIDIA Corp.	34,900	9,807,598
QUALCOMM, Inc.	560,397	40,365,396
Texas Instruments, Inc.	110,935	11,902,216
Xilinx, Inc.	45,702	3,663,929

		78,103,886

Software — 14.7%
Activision Blizzard, Inc.	120,922	10,059,501
Autodesk, Inc. (a)	348,124	54,345,638
Cerner Corp. (a)	407,350	26,237,413
Electronic Arts, Inc. (a)	63,055	7,597,497
Fidelity National Information Services, Inc.	83,708	9,130,032
Fiserv, Inc. (a)	185,198	15,256,611
Intuit, Inc.	127,707	29,040,572
Microsoft Corp.	1,260,729	144,189,576
Oracle Corp.	1,175,244	60,595,581
Red Hat, Inc. (a)	96,735	13,183,046
salesforce.com, Inc. (a)	256,046	40,718,995
ServiceNow, Inc. (a)	153,461	30,021,575
Splunk, Inc. (a)	11,800	1,426,738
VMware, Inc. Class A (a)	19,400	3,027,564
Workday, Inc. Class A (a)	89,683	13,091,924

		457,922,263

		554,235,015

Utilities — 0.2%
Electric — 0.2%
NextEra Energy, Inc.	23,398	3,921,505
Sempra Energy	6,799	773,385

		4,694,890

TOTAL COMMON STOCK (Cost $1,985,406,454)		3,074,922,995

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Ant International Co., Ltd. Class C (a) (b) (c)	598,619	$3,358,253

TOTAL PREFERRED STOCK (Cost $3,358,253)		3,358,253

TOTAL EQUITIES (Cost $1,988,764,707)		3,078,281,248

TOTAL LONG-TERM INVESTMENTS (Cost $1,988,764,707)		3,078,281,248

SHORT-TERM INVESTMENTS — 0.3%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Fund	1,041	1,041

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$8,704,570	8,704,570

TOTAL SHORT-TERM INVESTMENTS (Cost $8,705,611)		8,705,611

TOTAL INVESTMENTS — 99.3% (Cost $1,997,470,318) (e)		3,086,986,859

Other Assets/(Liabilities) — 0.7%		20,936,239

NET ASSETS — 100.0%		$3,107,923,098

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $3,358,253 or 0.11% of net assets.

(d)

Maturity value of $8,705,368. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 2/15/43, and an aggregate market value, including accrued interest, of $8,883,329.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Communications — 28.6%
Internet — 25.6%
Alibaba Group Holding Ltd. Sponsored ADR (a)	186,568	$30,738,944
Alphabet, Inc. Class A (a)	27,311	32,966,562
Alphabet, Inc. Class C (a)	7,619	9,093,048
Amazon.com, Inc. (a)	17,300	34,651,900
Booking Holdings, Inc. (a)	6,075	12,052,800
eBay, Inc. (a)	175,980	5,810,859
Facebook, Inc. Class A (a)	86,300	14,192,898
Netflix, Inc. (a)	62,800	23,495,364
Palo Alto Networks, Inc. (a)	55,100	12,411,826
TripAdvisor, Inc. (a)	246,813	12,604,740

		188,018,941

Media — 1.7%
Liberty Global PLC Series A (a)	84,398	2,441,634
Liberty Global PLC Series C (a)	368,774	10,384,676

		12,826,310

Telecommunications — 1.3%
Arista Networks, Inc. (a)	36,608	9,732,603

		210,577,854

Consumer, Cyclical — 3.6%
Retail — 2.1%
Dollar General Corp.	110,445	12,071,639
Floor & Decor Holdings, Inc. Class A (a)	118,000	3,560,060

		15,631,699

Toys, Games & Hobbies — 1.5%
Hasbro, Inc.	106,578	11,203,479

		26,835,178

Consumer, Non-cyclical — 23.0%
Beverages — 1.6%
Monster Beverage Corp. (a)	203,300	11,848,324

Biotechnology — 9.7%
Alexion Pharmaceuticals, Inc. (a)	51,200	7,117,312
Biogen, Inc. (a)	51,362	18,146,708
BioMarin Pharmaceutical, Inc. (a)	65,800	6,380,626
Illumina, Inc. (a)	71,690	26,314,532
Loxo Oncology, Inc. (a)	32,486	5,549,583
Regeneron Pharmaceuticals, Inc. (a)	19,800	7,999,992

		71,508,753

Commercial Services — 3.6%
CoStar Group, Inc. (a)	24,350	10,247,454
PayPal Holdings, Inc. (a)	184,269	16,186,189

		26,433,643

	Number of Shares	Value
Health Care – Products — 3.6%
Align Technology, Inc. (a)	32,800	$12,832,016
Edwards Lifesciences Corp. (a)	76,500	13,318,650

		26,150,666

Health Care – Services — 4.1%
IQVIA Holdings, Inc. (a)	135,654	17,599,750
UnitedHealth Group, Inc.	48,157	12,811,688

		30,411,438

Pharmaceuticals — 0.4%
Sarepta Therapeutics, Inc. (a)	18,300	2,955,633

		169,308,457

Financial — 19.1%
Diversified Financial Services — 15.1%
The Charles Schwab Corp.	376,098	18,485,217
CME Group, Inc.	47,978	8,166,335
Intercontinental Exchange, Inc.	160,452	12,016,250
Mastercard, Inc. Class A	93,345	20,779,531
Visa, Inc. Class A	342,475	51,402,073

		110,849,406

Private Equity — 2.0%
KKR & Co., Inc. Class A	526,455	14,356,428

Real Estate Investment Trusts (REITS) — 2.0%
Crown Castle International Corp.	87,701	9,763,752
Equinix, Inc.	12,090	5,233,640

		14,997,392

		140,203,226

Industrial — 1.9%
Transportation — 1.9%
FedEx Corp.	59,035	14,215,038

Technology — 22.6%
Semiconductors — 1.0%
Applied Materials, Inc.	187,137	7,232,845

Software — 21.6%
Activision Blizzard, Inc.	110,300	9,175,857
Adobe Systems, Inc. (a)	71,500	19,301,425
Autodesk, Inc. (a)	80,133	12,509,562
Electronic Arts, Inc. (a)	83,453	10,055,252
Microsoft Corp.	280,130	32,038,468
salesforce.com, Inc. (a)	148,600	23,631,858
ServiceNow, Inc. (a)	112,100	21,930,123
Splunk, Inc. (a)	85,800	10,374,078
Take-Two Interactive Software, Inc. (a)	102,720	14,174,333

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Workday, Inc. Class A (a)	38,400	$5,605,632

		158,796,588

		166,029,433

TOTAL COMMON STOCK (Cost $451,403,069)		727,169,186

TOTAL EQUITIES (Cost $451,403,069)		727,169,186

TOTAL LONG-TERM INVESTMENTS (Cost $451,403,069)		727,169,186

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (b)	$11,084,022	11,084,022

TOTAL SHORT-TERM INVESTMENTS (Cost $11,084,022)		11,084,022

TOTAL INVESTMENTS — 100.3% (Cost $462,487,091) (c)		738,253,208

Other Assets/(Liabilities) — (0.3)%		(2,218,697)

NET ASSETS — 100.0%		$736,034,511

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $11,085,038. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity dates ranging from 8/15/42 – 11/15/42, and an aggregate market value, including accrued interest, of $11,310,007.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 93.9%

COMMON STOCK — 93.9%
Consumer, Cyclical — 9.9%
Airlines — 1.2%
Southwest Airlines Co.	18,231	$1,138,526

Auto Manufacturers — 1.5%
Honda Motor Co. Ltd. Sponsored ADR	26,853	807,738
PACCAR, Inc.	8,787	599,186

		1,406,924

Auto Parts & Equipment — 1.0%
Aptiv PLC	2,712	227,537
BorgWarner, Inc.	17,952	767,986

		995,523

Food Services — 0.6%
Sodexo SA	5,467	579,058

Home Builders — 1.6%
PulteGroup, Inc.	38,121	944,257
Thor Industries, Inc.	6,731	563,385

		1,507,642

Retail — 4.0%
Advance Auto Parts, Inc.	5,931	998,365
Genuine Parts Co.	9,778	971,933
MSC Industrial Direct Co., Inc. Class A	15,769	1,389,407
Target Corp.	6,193	546,285

		3,905,990

		9,533,663

Consumer, Non-cyclical — 17.0%
Beverages — 0.5%
Molson Coors Brewing Co. Class B	7,832	481,668

Foods — 7.4%
Conagra Brands, Inc.	41,256	1,401,466
General Mills, Inc.	10,796	463,364
The J.M. Smucker Co.	4,943	507,201
Kellogg Co.	13,456	942,189
Mondelez International, Inc. Class A	23,413	1,005,823
Orkla ASA	144,859	1,223,798
Sysco Corp.	15,730	1,152,223
US Foods Holding Corp. (a)	12,421	382,815

		7,078,879

Health Care – Products — 5.2%
Henry Schein, Inc. (a)	11,414	970,532
Siemens Healthineers AG (a) (b)	9,570	420,839
STERIS PLC	5,140	588,016
Zimmer Biomet Holdings, Inc.	23,202	3,050,367

		5,029,754

	Number of Shares	Value
Health Care – Services — 0.6%
LifePoint Health, Inc. (a)	439	$28,272
Quest Diagnostics, Inc.	5,023	542,032

		570,304

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	7,759	881,733

Pharmaceuticals — 2.4%
Cardinal Health, Inc.	25,353	1,369,062
McKesson Corp.	7,119	944,335

		2,313,397

		16,355,735

Energy — 9.4%
Oil & Gas — 7.2%
Anadarko Petroleum Corp.	14,434	972,996
Cimarex Energy Co.	11,222	1,042,973
Devon Energy Corp.	28,837	1,151,750
EQT Corp.	31,211	1,380,462
Helmerich & Payne, Inc.	5,826	400,654
Imperial Oil Ltd.	21,900	708,721
Noble Energy, Inc.	42,083	1,312,569

		6,970,125

Oil & Gas Services — 2.2%
Baker Hughes a GE Co.	37,420	1,265,918
Halliburton Co.	12,788	518,298
National Oilwell Varco, Inc.	7,008	301,905

		2,086,121

		9,056,246

Financial — 26.6%
Banks — 12.4%
Bank of Hawaii Corp.	15,858	1,251,355
BB&T Corp.	39,377	1,911,359
Comerica, Inc.	4,514	407,163
Commerce Bancshares, Inc.	16,342	1,078,899
M&T Bank Corp.	7,911	1,301,676
Northern Trust Corp.	20,015	2,044,132
Prosperity Bancshares, Inc.	4,319	299,522
State Street Corp.	6,296	527,479
SunTrust Banks, Inc.	15,429	1,030,503
UMB Financial Corp.	15,198	1,077,538
Westamerica Bancorp.	17,499	1,052,740

		11,982,366

Diversified Financial Services — 3.6%
Ameriprise Financial, Inc.	10,182	1,503,474
Invesco Ltd.	84,086	1,923,888

		3,427,362

Insurance — 5.9%
Aflac, Inc.	15,073	709,486
Arthur J Gallagher & Co.	10,786	802,910

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Brown & Brown, Inc.	20,310	$600,566
Chubb Ltd.	10,492	1,402,151
ProAssurance Corp.	14,660	688,287
Reinsurance Group of America, Inc.	5,777	835,123
Torchmark Corp.	3,862	334,797
The Travelers Cos., Inc.	2,052	266,165

		5,639,485

Real Estate Investment Trusts (REITS) — 3.8%
American Tower Corp.	2,115	307,310
Empire State Realty Trust, Inc. Class A	19,379	321,885
MGM Growth Properties LLC Class A	27,605	814,071
Piedmont Office Realty Trust, Inc. Class A	38,174	722,634
Weyerhaeuser Co.	46,585	1,503,298

		3,669,198

Savings & Loans — 0.9%
Capitol Federal Financial, Inc.	66,438	846,420

		25,564,831

Industrial — 19.0%
Building Materials — 1.5%
Johnson Controls International PLC	41,204	1,442,140

Electrical Components & Equipment — 4.1%
Emerson Electric Co.	14,753	1,129,785
Hubbell, Inc.	16,347	2,183,469
Schneider Electric SE	8,388	674,836

		3,988,090

Electronics — 1.8%
Keysight Technologies, Inc. (a)	6,881	456,073
nVent Electric PLC	14,884	404,249
TE Connectivity Ltd.	10,138	891,434

		1,751,756

Environmental Controls — 0.7%
Republic Services, Inc.	8,770	637,228

Machinery – Construction & Mining — 0.5%
Atlas Copco AB Class B	19,940	531,466

Machinery – Diversified — 1.2%
Cummins, Inc.	7,615	1,112,323

Miscellaneous – Manufacturing — 3.5%
Eaton Corp. PLC	10,915	946,658
IMI PLC	61,887	883,639
Ingersoll-Rand PLC	7,424	759,475
Textron, Inc.	10,471	748,363

		3,338,135

Packaging & Containers — 4.4%
Bemis Co., Inc.	1,917	93,166
Graphic Packaging Holding Co.	93,250	1,306,432
Sonoco Products Co.	20,889	1,159,340

	Number of Shares	Value
WestRock Co.	31,325	$1,674,008

		4,232,946

Transportation — 1.3%
Heartland Express, Inc.	46,422	915,906
Norfolk Southern Corp.	2,089	377,065

		1,292,971

		18,327,055

Technology — 4.8%
Computers — 0.7%
HP, Inc.	27,023	696,383

Semiconductors — 3.7%
Applied Materials, Inc.	8,827	341,163
Lam Research Corp.	4,248	644,422
Maxim Integrated Products, Inc.	23,498	1,325,052
Microchip Technology, Inc.	11,843	934,531
Teradyne, Inc.	7,390	273,282

		3,518,450

Software — 0.4%
Cerner Corp. (a)	5,914	380,921

		4,595,754

Utilities — 7.2%
Electric — 6.0%
Ameren Corp.	13,146	831,090
Edison International	12,620	854,122
Eversource Energy	7,996	491,274
NorthWestern Corp.	21,073	1,236,142
Pinnacle West Capital Corp.	11,759	931,078
Xcel Energy, Inc.	31,024	1,464,643

		5,808,349

Gas — 1.2%
Atmos Energy Corp.	5,908	554,820
Spire, Inc.	8,376	616,055

		1,170,875

		6,979,224

TOTAL COMMON STOCK (Cost $87,190,972)		90,412,508

TOTAL EQUITIES (Cost $87,190,972)		90,412,508

MUTUAL FUNDS — 2.8%
Diversified Financial Services — 2.8%
iShares Russell Mid-Cap Value ETF	29,441	2,657,345

TOTAL MUTUAL FUNDS (Cost $2,631,733)		2,657,345

TOTAL LONG-TERM INVESTMENTS (Cost $89,822,705)		93,069,853

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (c)	$2,381,957	$2,381,957

TOTAL SHORT-TERM INVESTMENTS (Cost $2,381,957)		2,381,957

TOTAL INVESTMENTS — 99.2% (Cost $92,204,662) (d)		95,451,810

Other Assets/(Liabilities) — 0.8%		797,354

NET ASSETS — 100.0%		$96,249,164

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $420,839 or 0.44% of net assets.

(c)

Maturity value of $2,382,175. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $2,432,724.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
JPY	54,762,880	Bank of America N.A.	12/28/18	$489,746	$4,312

EUR	1,228,008	Credit Suisse International	12/31/18	1,454,454	17,520

NOK	8,656,050	Goldman Sachs & Co.	12/28/18	1,064,721	(2,937)
SEK	3,830,873	Goldman Sachs & Co.	12/28/18	439,364	4,928

				1,504,085	1,991

CAD	786,856	Morgan Stanley & Co. LLC	12/31/18	610,318	(97)
GBP	579,631	Morgan Stanley & Co. LLC	12/31/18	770,781	11,875

				1,381,099	11,778

				$4,829,384	$35,601

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 96.1%

COMMON STOCK — 96.1%
Basic Materials — 7.7%
Chemicals — 3.5%
Orion Engineered Carbons SA	41,320	$1,326,372
PolyOne Corp.	34,247	1,497,279
Sensient Technologies Corp.	11,680	893,637
Stepan Co.	5,750	500,307

		4,217,595

Forest Products & Paper — 0.7%
Neenah, Inc.	10,390	896,657

Iron & Steel — 1.9%
Allegheny Technologies, Inc. (a)	76,753	2,268,051

Mining — 1.6%
Ferroglobe PLC	123,249	1,006,944
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	234,800	-
Materion Corp.	15,405	932,003

		1,938,947

		9,321,250

Communications — 1.4%
Advertising — 0.6%
Forrester Research, Inc.	15,230	699,057

Telecommunications — 0.8%
Ciena Corp. (a)	31,277	977,094

		1,676,151

Consumer, Cyclical — 6.8%
Auto Parts & Equipment — 2.4%
American Axle & Manufacturing Holdings, Inc. (a)	106,485	1,857,098
Cooper Tire & Rubber Co.	11,130	314,979
Gentherm, Inc. (a)	16,660	757,197

		2,929,274

Distribution & Wholesale — 0.4%
ScanSource, Inc. (a)	10,760	429,324

Home Builders — 0.6%
TRI Pointe Group, Inc. (a)	56,150	696,260

Home Furnishing — 0.5%
Whirlpool Corp.	5,368	637,450

Office Furnishings — 0.6%
Steelcase, Inc. Class A	40,300	745,550

Retail — 1.0%
The Cato Corp. Class A	17,310	363,856
Luxfer Holdings PLC	37,902	881,222

		1,245,078

	Number of Shares	Value
Storage & Warehousing — 1.3%
Mobile Mini, Inc.	36,393	$1,595,833

		8,278,769

Consumer, Non-cyclical — 12.9%
Beverages — 0.6%
C&C Group PLC (a)	179,891	691,307

Commercial Services — 3.6%
AMN Healthcare Services, Inc. (a)	7,290	398,763
FTI Consulting, Inc. (a)	9,640	705,552
Huron Consulting Group, Inc. (a)	18,140	896,116
ICF International, Inc.	8,470	639,062
Matthews International Corp. Class A	13,070	655,460
Navigant Consulting, Inc.	27,540	635,072
Nutrisystem, Inc.	1,300	48,165
SEACOR Marine Holdings, Inc. (a)	18,784	425,082

		4,403,272

Foods — 3.1%
Cranswick PLC	19,777	872,290
Darling Ingredients, Inc. (a)	74,876	1,446,604
Post Holdings, Inc. (a)	8,480	831,379
SunOpta, Inc. (a)	72,227	530,869

		3,681,142

Health Care – Products — 2.1%
Haemonetics Corp. (a)	1,200	137,496
Invacare Corp.	43,961	639,632
Natus Medical, Inc. (a)	9,740	347,231
STERIS PLC	12,480	1,427,712

		2,552,071

Health Care – Services — 2.4%
Encompass Health Corp.	24,452	1,906,033
Envision Healthcare Corp. (a)	22,813	1,043,239

		2,949,272

Household Products & Wares — 1.1%
Acco Brands Corp.	74,940	846,822
Helen of Troy Ltd. (a)	3,810	498,729

		1,345,551

		15,622,615

Diversified — 0.7%
Holding Company – Diversified — 0.7%
Spectrum Brands Holdings, Inc.	10,760	803,987

Energy — 3.5%
Oil & Gas — 2.1%
Callon Petroleum Co. (a)	100,461	1,204,527
Concho Resources, Inc. (a)	3,853	588,546
Resolute Energy Corp. (a)	20,920	790,985

		2,584,058

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.4%
Era Group, Inc. (a)	19,080	$235,638
SEACOR Holdings, Inc. (a)	10,980	542,522
Thermon Group Holdings, Inc. (a)	36,120	931,174

		1,709,334

		4,293,392

Financial — 22.9%
Banks — 10.7%
1st Source Corp.	11,060	581,977
Cadence BanCorp	26,533	693,042
FCB Financial Holdings, Inc. Class A (a)	7,380	349,812
First Midwest Bancorp, Inc.	36,320	965,749
Great Western Bancorp, Inc.	22,510	949,697
Hancock Whitney Corp.	21,880	1,040,394
International Bancshares Corp.	24,630	1,108,350
MB Financial, Inc.	21,780	1,004,276
Prosperity Bancshares, Inc.	19,806	1,373,546
Texas Capital Bancshares, Inc. (a)	23,515	1,943,514
UMB Financial Corp.	18,710	1,326,539
Union Bankshares Corp.	20,460	788,324
Webster Financial Corp.	14,430	850,793

		12,976,013

Diversified Financial Services — 0.9%
PRA Group, Inc. (a)	30,205	1,087,380

Insurance — 5.3%
Alleghany Corp.	2,008	1,310,280
Assured Guaranty Ltd.	14,510	612,757
Kemper Corp.	10,250	824,613
MGIC Investment Corp. (a)	126,743	1,686,949
Reinsurance Group of America, Inc.	5,210	753,158
White Mountains Insurance Group Ltd.	1,340	1,254,066

		6,441,823

Real Estate — 0.8%
Alexander & Baldwin, Inc.	40,640	922,121

Real Estate Investment Trusts (REITS) — 3.7%
Corporate Office Properties Trust	28,240	842,399
DiamondRock Hospitality Co.	42,184	492,287
Physicians Realty Trust	59,940	1,010,589
PotlatchDeltic Corp.	16,770	686,732
Ramco-Gershenson Properties Trust	73,900	1,005,040
Summit Hotel Properties, Inc.	36,410	492,627

		4,529,674

Savings & Loans — 1.5%
Banc of California, Inc.	48,280	912,492
Northwest Bancshares, Inc.	50,610	876,565

		1,789,057

		27,746,068

	Number of Shares	Value
Industrial — 31.1%
Aerospace & Defense — 1.0%
Astronics Corp. (a)	9,610	$418,035
Cubic Corp.	10,740	784,557

		1,202,592

Building Materials — 4.8%
American Woodmark Corp. (a)	10,320	809,604
Gibraltar Industries, Inc. (a)	30,700	1,399,920
Simpson Manufacturing Co., Inc.	25,724	1,863,961
Trex Co., Inc. (a)	9,755	750,940
Tyman PLC	213,204	972,274

		5,796,699

Electrical Components & Equipment — 2.1%
Belden, Inc.	21,670	1,547,454
Encore Wire Corp.	18,948	949,295

		2,496,749

Electronics — 6.2%
FARO Technologies, Inc. (a)	22,523	1,449,355
II-VI, Inc. (a)	42,088	1,990,763
Keysight Technologies, Inc. (a)	19,450	1,289,146
Park Electrochemical Corp.	18,429	359,181
Plexus Corp. (a)	22,459	1,314,076
Vishay Intertechnology, Inc.	52,208	1,062,433

		7,464,954

Engineering & Construction — 1.7%
Mistras Group, Inc. (a)	28,150	610,011
Primoris Services Corp.	58,804	1,459,515

		2,069,526

Environmental Controls — 0.6%
Clean Harbors, Inc. (a)	10,280	735,842

Machinery – Construction & Mining — 1.1%
Terex Corp.	32,132	1,282,388

Machinery – Diversified — 1.1%
Albany International Corp. Class A	17,510	1,392,045

Metal Fabricate & Hardware — 2.7%
CIRCOR International, Inc.	11,450	543,875
Mueller Industries, Inc.	40,270	1,167,025
TriMas Corp. (a)	51,720	1,572,288

		3,283,188

Miscellaneous – Manufacturing — 5.6%
Actuant Corp. Class A	49,704	1,386,741
Barnes Group, Inc.	15,922	1,130,940
Colfax Corp. (a)	42,737	1,541,096
ESCO Technologies, Inc.	13,120	892,816
Federal Signal Corp.	69,414	1,858,907

		6,810,500

Packaging & Containers — 1.4%
Greif, Inc. Class A	18,390	986,807

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sealed Air Corp.	16,680	$669,702

		1,656,509

Transportation — 2.1%
Air Transport Services Group, Inc. (a)	50,387	1,081,809
Dorian LPG Ltd. (a)	33,717	268,725
Forward Air Corp.	11,720	840,324
Scorpio Tankers, Inc.	192,340	386,603

		2,577,461

Trucking & Leasing — 0.7%
GATX Corp.	10,450	904,866

		37,673,319

Technology — 7.6%
Computers — 1.8%
MTS Systems Corp.	18,675	1,022,456
WNS Holdings Ltd. ADR (a)	23,280	1,181,460

		2,203,916

Semiconductors — 4.9%
Brooks Automation, Inc.	57,476	2,013,384
CTS Corp.	20,320	696,976
Diodes, Inc. (a)	48,467	1,613,466
Photronics, Inc. (a)	81,457	802,352
Xcerra Corp. (a)	56,778	810,222

		5,936,400

Software — 0.9%
Allscripts Healthcare Solutions, Inc. (a)	74,590	1,062,908

		9,203,224

Utilities — 1.5%
Gas — 1.5%
New Jersey Resources Corp.	8,220	378,942
Spire, Inc.	6,020	442,771
UGI Corp.	17,705	982,273

		1,803,986

TOTAL COMMON STOCK (Cost $88,664,388)		116,422,761

TOTAL EQUITIES (Cost $88,664,388)		116,422,761

TOTAL LONG-TERM INVESTMENTS (Cost $88,664,388)		116,422,761

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement — 3.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$4,378,868	$4,378,868

TOTAL SHORT-TERM INVESTMENTS (Cost $4,378,868)		4,378,868

TOTAL INVESTMENTS — 99.7% (Cost $93,043,256) (e)		120,801,629

Other Assets/(Liabilities) — 0.3%		367,817

NET ASSETS — 100.0%		$121,169,446

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Maturity value of $4,379,269. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $4,469,904.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Basic Materials — 4.4%
Chemicals — 1.8%
American Vanguard Corp.	12,158	$218,844
KMG Chemicals, Inc.	9,109	688,276
Kronos Worldwide, Inc.	20,900	339,625
Minerals Technologies, Inc.	5,500	371,800
OMNOVA Solutions, Inc. (a)	5,300	52,205
Orion Engineered Carbons SA	23,960	769,116
PQ Group Holdings, Inc. (a)	84,445	1,475,254
Valhi, Inc.	9,700	22,116

		3,937,236

Forest Products & Paper — 1.1%
Clearwater Paper Corp. (a)	5,980	177,606
Mercer International, Inc.	5,800	97,440
Neenah, Inc.	6,940	598,922
Resolute Forest Products (a)	46,500	602,175
Verso Corp. Class A (a)	28,300	952,861

		2,429,004

Iron & Steel — 1.1%
Carpenter Technology Corp.	24,365	1,436,317
Commercial Metals Co.	40,670	834,548
Reliance Steel & Aluminum Co.	3,320	283,163

		2,554,028

Mining — 0.4%
Constellium NV Class A (a)	73,925	912,974
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	49,975	—
New Gold, Inc. (a)	79,400	62,988

		975,962

		9,896,230

Communications — 6.2%
Internet — 1.1%
Etsy, Inc. (a)	5,300	272,314
Lands’ End, Inc. (a) (d)	2,900	50,895
New Media Investment Group, Inc.	3,900	61,191
PC-Tel, Inc.	13,700	63,705
Perficient, Inc. (a)	30,670	817,355
Q2 Holdings, Inc. (a)	4,840	293,062
QuinStreet, Inc. (a)	36,900	500,733
TechTarget, Inc. (a)	2,800	54,376
Zendesk, Inc. (a)	4,460	316,660

		2,430,291

Media — 2.1%
Cable One, Inc.	652	576,114
Gannett Co., Inc.	59,400	594,594
Gray Television, Inc. (a)	58,900	1,030,750

	Number of Shares	Value
MSG Networks, Inc. Class A (a)	4,800	$123,840
Nexstar Media Group, Inc. Class A	13,055	1,062,677
Scholastic Corp.	5,613	262,071
Sinclair Broadcast Group, Inc. Class A	33,000	935,550

		4,585,596

Telecommunications — 3.0%
Ciena Corp. (a)	12,000	374,880
Comtech Telecommunications Corp.	19,500	707,265
GTT Communications, Inc. (a) (d)	9,010	391,034
Harmonic, Inc. (a)	82,923	456,077
Intelsat SA (a)	17,400	522,000
InterDigital, Inc.	600	48,000
NETGEAR, Inc. (a)	19,460	1,223,061
ORBCOMM, Inc. (a)	120,240	1,305,806
Vonage Holdings Corp. (a)	121,680	1,722,989

		6,751,112

		13,766,999

Consumer, Cyclical — 7.9%
Airlines — 0.4%
Copa Holdings SA Class A	3,100	247,504
Spirit Airlines, Inc. (a)	12,180	572,095

		819,599

Apparel — 0.9%
Crocs, Inc. (a)	44,960	957,198
Deckers Outdoor Corp. (a)	2,600	308,308
Rocky Brands, Inc.	5,600	158,480
Steven Madden Ltd.	9,300	491,970

		1,915,956

Auto Manufacturers — 0.1%
Blue Bird Corp. (a) (d)	10,250	251,125

Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc. (a)	50,085	873,482
Dorman Products, Inc. (a)	6,550	503,826
Meritor, Inc. (a)	23,600	456,896
Methode Electronics, Inc.	7,970	288,514
Tower International, Inc.	1,100	33,275
Visteon Corp. (a)	1,300	120,770

		2,276,763

Distribution & Wholesale — 1.0%
Fossil Group, Inc. (a) (d)	25,800	600,624
H&E Equipment Services, Inc.	12,000	453,360
Pool Corp.	4,080	680,870
Systemax, Inc.	15,500	510,570
Titan Machinery, Inc. (a)	1,300	20,131

		2,265,555

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Entertainment — 0.5%
Marriott Vacations Worldwide Corp.	2,310	$258,142
National CineMedia, Inc.	64,400	681,996
Penn National Gaming, Inc. (a)	3,800	125,096

		1,065,234

Home Builders — 0.6%
Cavco Industries, Inc. (a)	3,278	829,334
LGI Homes, Inc. (a) (d)	12,000	569,280

		1,398,614

Leisure Time — 0.2%
LCI Industries	4,270	353,556
Town Sports International Holdings, Inc. (a)	20,100	173,865

		527,421

Lodging — 0.1%
Extended Stay America, Inc.	6,500	131,495

Retail — 2.7%
Abercrombie & Fitch Co. Class A	38,000	802,560
Asbury Automotive Group, Inc. (a)	16,440	1,130,250
Beacon Roofing Supply, Inc. (a)	9,770	353,576
BJ’s Restaurants, Inc.	800	57,760
BJ’s Wholesale Club Holdings, Inc. (a)	5,438	145,630
Bloomin’ Brands, Inc.	2,400	47,496
Boot Barn Holdings, Inc. (a)	7,544	214,325
Brinker International, Inc. (d)	3,500	163,555
The Cato Corp. Class A	1,300	27,326
Chico’s FAS, Inc.	13,500	117,045
Express, Inc. (a)	24,570	271,744
Freshpet, Inc. (a)	5,500	201,850
Hibbett Sports, Inc. (a) (d)	5,700	107,160
Lumber Liquidators Holdings, Inc. (a) (d)	16,955	262,633
The Michaels Cos., Inc. (a)	34,655	562,451
Party City Holdco, Inc. (a)	18,549	251,339
PriceSmart, Inc.	4,270	345,656
Red Robin Gourmet Burgers, Inc. (a)	4,170	167,426
RH (a) (d)	700	91,707
Tilly’s, Inc. Class A	24,500	464,275
Vitamin Shoppe, Inc. (a)	19,000	190,000

		5,975,764

Textiles — 0.4%
Culp, Inc.	8,630	208,846
UniFirst Corp.	4,470	776,216

		985,062

		17,612,588

Consumer, Non-cyclical — 13.0%
Agriculture — 0.1%
Turning Point Brands, Inc.	5,400	223,884
Vector Group Ltd.	3,360	46,301

		270,185

	Number of Shares	Value
Beverages — 0.5%
The Boston Beer Co., Inc. Class A (a)	450	$129,375
Cott Corp.	55,200	891,480
National Beverage Corp. (a) (d)	1,000	116,620

		1,137,475

Biotechnology — 1.2%
Acorda Therapeutics, Inc. (a)	2,700	53,055
Arqule, Inc. (a)	8,800	49,808
Cerecor, Inc. (a)	25,600	119,552
Emergent BioSolutions, Inc. (a)	14,355	944,989
Endocyte, Inc. (a) (d)	18,100	321,456
Innoviva, Inc. (a)	6,900	105,156
Myriad Genetics, Inc. (a)	13,600	625,600
Pfenex, Inc. (a)	6,000	30,660
REGENXBIO, Inc. (a)	800	60,400
Retrophin, Inc. (a)	12,205	350,650

		2,661,326

Commercial Services — 4.1%
Aaron’s, Inc.	30,180	1,643,603
Adtalem Global Education, Inc. (a)	20,105	969,061
American Public Education, Inc. (a)	11,050	365,203
Cambium Learning Group, Inc. (a)	26,800	317,312
Cardtronics PLC Class A (a)	4,800	151,872
Care.com, Inc. (a)	20,600	455,466
Ennis, Inc.	19,700	402,865
FTI Consulting, Inc. (a)	13,950	1,021,000
Green Dot Corp. Class A (a)	12,520	1,112,026
Huron Consulting Group, Inc. (a)	2,506	123,796
K12, Inc. (a)	4,300	76,110
Liberty Tax, Inc.	9,800	114,170
Matthews International Corp. Class A	5,220	261,783
Medifast, Inc.	1,300	288,015
Monro, Inc.	1,140	79,344
Navigant Consulting, Inc.	12,330	284,330
PFSweb, Inc. (a)	4,800	35,520
Quad/Graphics, Inc.	28,300	589,772
Strategic Education, Inc.	5,363	734,892
Vectrus, Inc. (a)	5,300	165,307

		9,191,447

Foods — 1.7%
Cal-Maine Foods, Inc.	2,400	115,920
The Chefs’ Warehouse, Inc. (a)	5,400	196,290
Hostess Brands, Inc. (a)	63,325	701,008
Nomad Foods Ltd. (a)	43,350	878,271
Post Holdings, Inc. (a)	4,930	483,337
The Simply Good Foods Co. (a)	55,990	1,089,005
SpartanNash Co.	10,150	203,609

		3,667,440

Health Care – Products — 2.7%
Atrion Corp.	1,196	830,981
Avanos Medical, Inc. (a)	22,147	1,517,070

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BioLife Solutions, Inc. (a)	1,600	$28,000
CareDx, Inc. (a)	15,700	452,945
Haemonetics Corp. (a)	3,130	358,635
NuVasive, Inc. (a)	11,945	847,856
Quidel Corp. (a)	14,320	933,234
STAAR Surgical Co. (a)	4,300	206,400
West Pharmaceutical Services, Inc.	4,080	503,758
Wright Medical Group NV (a)	15,053	436,838

		6,115,717

Health Care – Services — 1.3%
American Renal Associates Holdings, Inc. (a)	5,100	110,415
The Ensign Group, Inc.	15,750	597,240
LHC Group, Inc. (a)	4,650	478,904
Molina Healthcare, Inc. (a)	4,740	704,838
Psychemedics Corp.	3,200	60,192
Select Medical Holdings Corp. (a)	25,420	467,728
Tenet Healthcare Corp. (a)	9,300	264,678
Triple-S Management Corp. Class B (a)	8,000	151,120

		2,835,115

Household Products & Wares — 0.1%
CSS Industries, Inc.	8,733	124,271

Pharmaceuticals — 1.3%
Enanta Pharmaceuticals, Inc. (a)	9,600	820,416
Endo International PLC (a)	35,900	604,197
Horizon Pharma PLC (a)	34,775	680,894
Momenta Pharmaceuticals, Inc. (a)	5,880	154,644
Natural Grocers by Vitamin Cottage, Inc. (a)	14,500	244,905
Pacira Pharmaceuticals, Inc. (a)	2,900	142,535
Revance Therapeutics, Inc. (a)	10,720	266,392

		2,913,983

		28,916,959

Energy — 8.9%
Coal — 1.4%
Arch Coal, Inc. Class A	9,400	840,360
Hallador Energy Co.	23,700	147,414
NACCO Industries, Inc. Class A	3,000	98,250
Peabody Energy Corp.	22,500	801,900
SunCoke Energy, Inc. (a)	24,100	280,042
Warrior Met Coal, Inc.	32,700	884,208

		3,052,174

Energy – Alternate Sources — 0.9%
Enphase Energy, Inc. (a) (d)	34,000	164,900
Ormat Technologies, Inc.	12,600	681,786
Renewable Energy Group, Inc. (a)	28,900	832,320
SolarEdge Technologies, Inc. (a) (d)	8,100	304,965
TerraForm Power, Inc. Class A	11,100	128,205

		2,112,176

	Number of Shares	Value
Oil & Gas — 4.4%
Adams Resources & Energy, Inc.	2,200	$93,412
California Resources Corp. (a)	6,300	305,739
Callon Petroleum Co. (a)	109,760	1,316,022
Centennial Resource Development, Inc. Class A (a) (d)	36,092	788,610
Denbury Resources, Inc. (a)	139,400	864,280
Evolution Petroleum Corp.	26,600	293,930
HighPoint Resources Corp. (a)	99,455	485,340
Isramco, Inc. (a)	200	24,410
Jagged Peak Energy, Inc. (a) (d)	21,991	304,136
Kosmos Energy Ltd. (a)	28,740	268,719
Matador Resources Co. (a) (d)	23,050	761,803
Panhandle Oil & Gas, Inc. Class A	1,900	35,055
PBF Energy, Inc. Class A	14,230	710,219
Ring Energy, Inc. (a)	73,315	726,552
SRC Energy, Inc. (a)	108,295	962,743
W&T Offshore, Inc. (a)	114,900	1,107,636
Whiting Petroleum Corp. (a)	1,200	63,648
WPX Energy, Inc. (a)	39,370	792,124

		9,904,378

Oil & Gas Services — 2.2%
Archrock, Inc.	1,800	21,960
DMC Global, Inc.	3,500	142,800
Exterran Corp. (a)	2,900	76,937
Frank’s International NV (d)	66,970	581,300
Helix Energy Solutions Group, Inc. (a)	122,240	1,207,731
ION Geophysical Corp. (a)	6,100	94,855
Keane Group, Inc. (a)	31,617	391,102
KLX Energy Services Holdings, Inc. (a)	160	5,122
Matrix Service Co. (a)	8,500	209,525
Oceaneering International, Inc.	16,130	445,188
Profire Energy, Inc. (a)	21,600	68,904
SEACOR Holdings, Inc. (a)	8,400	415,044
TETRA Technologies, Inc. (a)	89,930	405,584
Thermon Group Holdings, Inc. (a)	9,960	256,769
US Silica Holdings, Inc. (d)	31,295	589,285

		4,912,106

		19,980,834

Financial — 35.3%
Banks — 15.6%
1st Source Corp.	1,800	94,716
Atlantic Capital Bancshares, Inc. (a)	11,908	199,459
BancFirst Corp.	500	29,975
Banco Latinoamericano de Comercio Exterior SA	10,800	225,936
The Bancorp, Inc. (a)	44,500	426,755
BancorpSouth Bank	50,270	1,643,829
Bank of Commerce Holdings	3,100	37,820
Bank of Marin Bancorp	1,100	92,290

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BankUnited, Inc.	20,110	$711,894
Bankwell Financial Group, Inc.	5,400	169,344
Boston Private Financial Holdings, Inc.	18,000	245,700
C&F Financial Corp.	2,200	129,250
CenterState Bank Corp.	11,100	311,355
Central Pacific Financial Corp.	10,800	285,444
Central Valley Community Bancorp	10,300	222,583
Century Bancorp, Inc. Class A	3,200	231,200
Chemical Financial Corp.	44,701	2,387,033
Chemung Financial Corp.	700	29,701
Citizens & Northern Corp.	800	20,920
CoBiz Financial, Inc.	24,380	539,773
Columbia Banking System, Inc.	16,700	647,459
East West Bancorp, Inc.	8,640	521,597
F.N.B. Corp.	68,845	875,708
FB Financial Corp.	10,070	394,543
Financial Institutions, Inc.	2,700	84,780
First Busey Corp.	7,000	217,350
First Interstate BancSystem, Inc. Class A	43,245	1,937,376
First Merchants Corp.	9,700	436,403
First Midwest Bancorp, Inc.	88,775	2,360,527
The First of Long Island Corp.	5,900	128,325
Glacier Bancorp, Inc.	14,890	641,610
Hancock Whitney Corp.	37,010	1,759,825
Heritage Commerce Corp.	14,610	217,981
Heritage Financial Corp.	10,684	375,543
Home BancShares, Inc.	53,900	1,180,410
Hope Bancorp, Inc.	21,060	340,540
Horizon Bancorp, Inc.	7,400	146,150
Howard Bancorp, Inc. (a)	10,708	189,532
IBERIABANK Corp.	33,295	2,708,548
Lakeland Financial Corp.	13,200	613,536
Live Oak Bancshares, Inc.	8,760	234,768
National Bank Holdings Corp. Class A	16,220	610,683
Northeast Bancorp	2,600	56,420
Northrim BanCorp, Inc.	3,300	137,115
OFG Bancorp	25,300	408,595
Origin Bancorp, Inc.	5,430	204,440
PCSB Financial Corp.	12,395	252,114
Pinnacle Financial Partners, Inc.	4,740	285,111
Ponce de Leon Federal Bank (a) (d)	13,166	198,938
Popular, Inc.	16,233	831,941
Prosperity Bancshares, Inc.	7,870	545,785
Republic Bancorp, Inc. Class A	2,300	106,030
S&T Bancorp, Inc.	1,300	56,368
Shore Bancshares, Inc.	2,000	35,640
Simmons First National Corp. Class A	37,630	1,108,203
Sterling Bancorp, Inc.	14,268	161,371
SVB Financial Group (a)	1,640	509,761
TCF Financial Corp.	19,200	457,152
Texas Capital Bancshares, Inc. (a)	6,070	501,686

	Number of Shares	Value
Towne Bank	20,490	$632,117
Two River Bancorp	6,700	116,178
UMB Financial Corp.	18,640	1,321,576
Umpqua Holdings Corp.	3,000	62,400
United Community Banks, Inc.	9,200	256,588
Valley National Bancorp	3,500	39,375
Walker & Dunlop, Inc.	5,400	285,552
Washington Trust Bancorp, Inc.	2,400	132,720
Webster Financial Corp.	9,025	532,114
West Bancorporation, Inc.	11,100	260,850
Wintrust Financial Corp.	6,740	572,496

		34,726,807

Diversified Financial Services — 2.5%
Aircastle Ltd.	2,900	63,539
BGC Partners, Inc. Class A	53,790	635,798
Blucora, Inc. (a)	3,500	140,875
BrightSphere Investment Group PLC	20,800	257,920
Cboe Global Markets, Inc.	2,403	230,592
Cowen, Inc. (a)	51,200	834,560
Federal Agricultural Mortgage Corp. Class C	8,000	577,440
Focus Financial Partners, Inc. Class A (a) (d)	1,934	91,787
Houlihan Lokey, Inc.	6,474	290,877
INTL. FCStone, Inc. (a)	5,600	270,592
Marlin Business Services Corp.	1,400	40,390
Nelnet, Inc. Class A	1,500	85,755
OneMain Holdings, Inc. (a)	20,165	677,746
PennyMac Financial Services, Inc. Class A	18,900	395,010
Regional Management Corp. (a)	6,100	175,863
Virtus Investment Partners, Inc.	2,123	241,491
WageWorks, Inc. (a)	11,020	471,105

		5,481,340

Insurance — 4.9%
American Equity Investment Life Holding Co.	17,200	608,192
Argo Group International Holdings Ltd.	25,754	1,623,790
Assured Guaranty Ltd.	19,762	834,549
CNO Financial Group, Inc.	14,000	297,080
Employers Holdings, Inc.	7,710	349,263
Essent Group Ltd. (a)	5,900	261,075
Fednat Holding Co.	2,100	53,508
FGL Holdings (a)	122,725	1,098,389
Heritage Insurance Holdings, Inc. (d)	62,785	930,474
Independence Holding Co.	3,000	107,700
Investors Title Co.	300	50,370
ProAssurance Corp.	10,530	494,383
Radian Group, Inc.	87,910	1,817,100
Safety Insurance Group, Inc.	3,230	289,408
State Auto Financial Corp.	9,680	295,627

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Third Point Reinsurance Ltd. (a)	43,900	$570,700
Tiptree, Inc.	6,400	41,920
Universal Insurance Holdings, Inc.	23,300	1,131,215

		10,854,743

Real Estate — 0.2%
McGrath RentCorp	7,666	417,567
The RMR Group, Inc. Class A	700	64,960

		482,527

Real Estate Investment Trusts (REITS) — 10.2%
Acadia Realty Trust	10,910	305,807
AG Mortgage Investment Trust, Inc.	12,800	232,704
American Campus Communities, Inc.	8,492	349,531
Anworth Mortgage Asset Corp.	65,700	304,191
Ares Commercial Real Estate Corp.	5,900	82,423
ARMOUR Residential REIT, Inc.	14,800	332,260
Blackstone Mortgage Trust, Inc. Class A (d)	2,500	83,775
Braemar Hotels & Resorts, Inc.	13,500	158,895
BRT Apartments Corp.	13,000	156,520
Cedar Realty Trust, Inc.	101,310	472,105
Chesapeake Lodging Trust	60,035	1,925,322
Chimera Investment Corp.	1,900	34,447
CoreCivic, Inc.	12,800	311,424
CoreSite Realty Corp.	3,500	388,990
Cousins Properties, Inc.	214,605	1,907,838
DiamondRock Hospitality Co.	25,100	292,917
Douglas Emmett, Inc.	8,250	311,190
EastGroup Properties, Inc.	11,550	1,104,411
The GEO Group, Inc.	9,500	239,020
Getty Realty Corp.	12,600	359,856
Healthcare Realty Trust, Inc.	46,395	1,357,518
InfraREIT, Inc. (a)	31,300	661,995
Invesco Mortgage Capital, Inc.	61,370	970,873
iStar, Inc.	8,000	89,360
JBG SMITH Properties	11,940	439,750
Kilroy Realty Corp.	4,953	355,081
MFA Financial, Inc.	9,800	72,030
National Health Investors, Inc.	4,500	340,155
NexPoint Residential Trust, Inc.	1,000	33,200
Pebblebrook Hotel Trust (d)	3,800	138,206
PennyMac Mortgage Investment Trust	1,800	36,432
Piedmont Office Realty Trust, Inc. Class A	17,700	335,061
PotlatchDeltic Corp.	9,490	388,616
Preferred Apartment Communities, Inc. Class A	11,000	193,380
PS Business Parks, Inc.	6,310	801,938
Retail Opportunity Investments Corp.	12,900	240,843
Saul Centers, Inc.	6,450	361,200
Summit Hotel Properties, Inc.	132,230	1,789,072
Sunstone Hotel Investors, Inc.	45,200	739,472

	Number of Shares	Value
Terreno Realty Corp.	15,370	$579,449
Tier REIT, Inc.	34,655	835,185
Washington Real Estate Investment Trust	64,245	1,969,109
Xenia Hotels & Resorts, Inc.	30,100	713,370

		22,794,921

Savings & Loans — 1.9%
Beneficial Bancorp, Inc.	24,922	421,182
Dime Community Bancshares, Inc.	22,000	392,700
First Defiance Financial Corp.	9,700	292,067
First Financial Northwest, Inc.	9,200	152,444
Flagstar Bancorp, Inc. (a)	19,800	623,106
FS Bancorp, Inc.	3,000	167,160
Hingham Institution for Savings	850	186,839
Home Bancorp Inc.	1,900	82,612
Meridian Bancorp, Inc.	18,375	312,375
Oritani Financial Corp.	2,300	35,765
Pacific Premier Bancorp, Inc. (a)	13,665	508,338
Riverview Bancorp, Inc.	18,000	159,120
Timberland Bancorp, Inc.	1,100	34,364
United Financial Bancorp, Inc.	24,470	411,830
Washington Federal, Inc.	3,200	102,400
WSFS Financial Corp.	8,350	393,702

		4,276,004

		78,616,342

Industrial — 13.9%
Aerospace & Defense — 1.1%
AAR Corp.	21,270	1,018,620
Cubic Corp.	7,490	547,145
KLX, Inc. (a)	400	25,112
MSA Safety, Inc.	3,320	353,381
Triumph Group, Inc.	24,900	580,170

		2,524,428

Building Materials — 0.3%
Louisiana-Pacific Corp.	6,600	174,834
Universal Forest Products, Inc.	11,670	412,301

		587,135

Electrical Components & Equipment — 1.6%
Belden, Inc.	11,760	839,782
Energizer Holdings, Inc.	5,500	322,575
Littelfuse, Inc.	5,281	1,045,057
SPX Corp. (a)	38,385	1,278,604

		3,486,018

Electronics — 3.5%
Bel Fuse, Inc. Class B	4,700	124,550
Benchmark Electronics, Inc.	65,955	1,543,347
Brady Corp. Class A	6,740	294,875
Control4 Corp. (a)	10,800	370,764
Electro Scientific Industries, Inc. (a)	23,500	410,075
Fluidigm Corp. (a)	9,600	71,904

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
IntriCon Corp. (a)	4,900	$275,380
KEMET Corp. (a)	30,775	570,876
Knowles Corp. (a)	28,270	469,847
Mesa Laboratories, Inc.	1,700	315,554
Stoneridge, Inc. (a)	18,600	552,792
TTM Technologies, Inc. (a)	77,780	1,237,480
Turtle Beach Corp. (a) (d)	10,500	209,370
Vishay Intertechnology, Inc.	46,800	952,380
ZAGG, Inc. (a)	21,900	323,025

		7,722,219

Engineering & Construction — 0.8%
Aegion Corp. (a)	20,870	529,681
Dycom Industries, Inc. (a)	14,195	1,200,897

		1,730,578

Environmental Controls — 0.5%
Casella Waste Systems, Inc. Class A (a)	24,750	768,735
Heritage-Crystal Clean, Inc. (a)	9,000	192,150
Stericycle, Inc. (a)	2,660	156,089

		1,116,974

Machinery – Construction & Mining — 0.3%
Bloom Energy Corp. (a) (d)	1,432	48,802
Hyster-Yale Materials Handling, Inc.	10,660	655,910

		704,712

Machinery – Diversified — 0.5%
Welbilt, Inc. (a)	48,315	1,008,817

Metal Fabricate & Hardware — 1.5%
Advanced Drainage Systems, Inc.	2,300	71,070
CIRCOR International, Inc.	9,611	456,523
LB Foster Co. Class A (a)	8,100	166,455
RBC Bearings, Inc. (a)	3,420	514,231
Rexnord Corp. (a)	59,955	1,846,613
Sun Hydraulics Corp.	7,168	392,663

		3,447,555

Miscellaneous – Manufacturing — 1.2%
ESCO Technologies, Inc.	8,060	548,483
Harsco Corp. (a)	20,900	596,695
Hillenbrand, Inc.	5,830	304,909
Lydall, Inc. (a)	5,500	237,050
Myers Industries, Inc.	33,487	778,573
Sturm, Ruger & Co., Inc.	2,100	145,005

		2,610,715

Transportation — 2.2%
ArcBest Corp.	11,600	563,180
Atlas Air Worldwide Holdings, Inc. (a)	10,930	696,787
Genesee & Wyoming, Inc. Class A (a)	5,880	535,021
Golar LNG Ltd.	42,170	1,172,326
International Seaways, Inc. (a)	17,080	341,942
Kirby Corp. (a)	3,510	288,698

	Number of Shares	Value
Landstar System, Inc.	7,400	$902,800
Universal Logistics Holdings, Inc.	10,340	380,512
USA Truck, Inc. (a)	6,500	131,495

		5,012,761

Trucking & Leasing — 0.4%
General Finance Corp. (a)	3,800	60,610
The Greenbrier Cos., Inc.	15,365	923,436

		984,046

		30,935,958

Technology — 2.9%
Computers — 1.7%
CACI International, Inc. Class A (a)	150	27,623
Conduent, Inc. (a)	24,100	542,732
Insight Enterprises, Inc. (a)	14,490	783,764
Presidio, Inc.	63,370	966,392
Unisys Corp. (a) (d)	26,500	540,600
WNS Holdings Ltd. ADR (a)	19,075	968,056

		3,829,167

Semiconductors — 0.6%
Cabot Microelectronics Corp.	3,980	410,617
Cree, Inc. (a)	13,639	516,509
MaxLinear, Inc. (a)	12,330	245,120
Rudolph Technologies, Inc. (a)	7,210	176,285

		1,348,531

Software — 0.6%
Ceridian HCM Holding, Inc. (a)	5,300	222,759
Cision Ltd. (a)	26,455	444,444
Immersion Corp. (a)	3,500	36,995
Progress Software Corp.	800	28,232
RealPage, Inc. (a)	3,980	262,282
Rosetta Stone, Inc. (a)	13,012	258,809
SVMK, Inc. (a)	1,236	19,813

		1,273,334

		6,451,032

Utilities — 5.0%
Electric — 2.7%
ALLETE, Inc.	18,180	1,363,682
Black Hills Corp.	1,200	69,708
El Paso Electric Co.	34,705	1,985,126
MGE Energy, Inc.	3,500	223,475
NorthWestern Corp.	9,250	542,605
PNM Resources, Inc.	21,641	853,737
Portland General Electric Co.	19,090	870,695
SCANA Corp.	5,100	198,339

		6,107,367

Gas — 2.1%
Atmos Energy Corp.	4,170	391,605
Chesapeake Utilities Corp.	8,673	727,665
ONE Gas, Inc.	9,770	803,875

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RGC Resources, Inc.	2,615	$69,846
South Jersey Industries, Inc. (d)	8,703	306,955
Spire, Inc.	32,545	2,393,685

		4,693,631

Water — 0.2%
California Water Service Group	7,590	325,611

		11,126,609

TOTAL COMMON STOCK (Cost $185,809,098)		217,303,551

TOTAL EQUITIES (Cost $185,809,098)		217,303,551

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Foods — 0.0%
The Simply Good Foods Co. (a)	3,900	32,955

TOTAL WARRANTS (Cost $7,859)		32,955

MUTUAL FUNDS — 3.1%
Diversified Financial Services — 3.1%
State Street Navigator Securities Lending Prime Portfolio (e)	6,961,748	6,961,748

TOTAL MUTUAL FUNDS (Cost $6,961,748)		6,961,748

TOTAL LONG-TERM INVESTMENTS (Cost $192,778,705)		224,298,254

SHORT-TERM INVESTMENTS — 2.6%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Fund	1,024	1,024

	Principal Amount
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$5,553,448	5,553,448

	Principal Amount	Value
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill 0.000% 3/14/19 (g)	$135,000	$133,597

TOTAL SHORT-TERM INVESTMENTS (Cost $5,688,085)		5,688,069

TOTAL INVESTMENTS — 103.2% (Cost $198,466,790) (h)		229,986,323

Other Assets/(Liabilities) — (3.2)%		(7,187,966)

NET ASSETS — 100.0%		$222,798,357

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Investment was valued using significant unobservable inputs.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $6,784,539 or 3.05% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $5,553,957. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity dates ranging from 8/15/42 – 11/15/42, and an aggregate market value, including accrued interest, of $5,669,029.

(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Russell 2000 E Mini Index	12/21/18	21	$1,804,504	$(18,664)

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 5.0%
Chemicals — 2.7%
Ashland Global Holdings, Inc.	17,151	$1,438,283
Cabot Corp.	16,945	1,062,790
The Chemours Co.	48,711	1,921,162
Minerals Technologies, Inc.	9,672	653,827
NewMarket Corp.	2,457	996,338
Olin Corp.	45,851	1,177,454
PolyOne Corp.	22,039	963,545
RPM International, Inc.	36,690	2,382,649
Sensient Technologies Corp.	11,671	892,948
Valvoline, Inc.	52,464	1,128,501
Versum Materials, Inc.	29,990	1,079,940

		13,697,437

Forest Products & Paper — 0.2%
Domtar Corp.	17,324	903,793

Iron & Steel — 1.7%
Allegheny Technologies, Inc. (a)	34,606	1,022,607
Carpenter Technology Corp.	13,135	774,308
Commercial Metals Co.	32,522	667,351
Reliance Steel & Aluminum Co.	19,827	1,691,045
Steel Dynamics, Inc.	64,547	2,916,879
United States Steel Corp.	48,914	1,490,899

		8,563,089

Mining — 0.4%
Compass Minerals International, Inc.	9,341	627,715
Royal Gold, Inc.	17,963	1,384,229

		2,011,944

		25,176,263

Communications — 3.1%
Internet — 0.1%
Cars.com, Inc. (a)	17,632	486,820

Media — 1.7%
AMC Networks, Inc. Class A (a)	12,489	828,520
Cable One, Inc.	1,366	1,207,011
FactSet Research Systems, Inc.	10,542	2,358,351
John Wiley & Sons, Inc. Class A	12,648	766,469
Meredith Corp. (b)	10,812	551,953
The New York Times Co. Class A	38,840	899,146
TEGNA, Inc.	59,498	711,596
World Wrestling Entertainment, Inc. Class A	11,937	1,154,666

		8,477,712

Telecommunications — 1.3%
ARRIS International PLC (a)	46,607	1,211,316
Ciena Corp. (a)	39,154	1,223,171

	Number of Shares	Value
InterDigital, Inc.	9,676	$774,080
LogMeIn, Inc.	14,326	1,276,446
Plantronics, Inc.	9,077	547,343
Telephone & Data Systems, Inc.	25,163	765,710
ViaSat, Inc. (a) (b)	15,386	983,935

		6,782,001

		15,746,533

Consumer, Cyclical — 12.5%
Airlines — 0.3%
JetBlue Airways Corp. (a)	85,887	1,662,772

Apparel — 0.7%
Carter’s, Inc.	12,729	1,255,080
Deckers Outdoor Corp. (a)	8,330	987,771
Skechers U.S.A., Inc. Class A (a)	37,347	1,043,102

		3,285,953

Auto Parts & Equipment — 0.6%
Adient PLC	23,872	938,408
Dana, Inc.	40,114	748,928
Delphi Technologies PLC	24,627	772,303
Visteon Corp. (a)	8,092	751,747

		3,211,386

Distribution & Wholesale — 0.7%
Pool Corp.	11,086	1,850,032
Watsco, Inc.	8,785	1,564,608

		3,414,640

Entertainment — 1.7%
Churchill Downs, Inc.	3,285	912,244
Cinemark Holdings, Inc.	29,209	1,174,202
Eldorado Resorts, Inc. (a)	17,876	868,774
International Speedway Corp. Class A	6,636	290,657
Live Nation Entertainment, Inc. (a)	37,974	2,068,444
Marriott Vacations Worldwide Corp.	11,218	1,253,611
Scientific Games Corp. Class A (a)	15,247	387,274
Six Flags Entertainment Corp. (b)	19,666	1,373,080

		8,328,286

Home Builders — 1.1%
KB Home	23,579	563,774
NVR, Inc. (a)	938	2,317,611
Thor Industries, Inc.	13,770	1,152,549
Toll Brothers, Inc.	37,346	1,233,538
TRI Pointe Group, Inc. (a)	41,383	513,149

		5,780,621

Home Furnishing — 0.1%
Tempur Sealy International, Inc. (a) (b)	12,619	667,545

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Housewares — 0.6%
The Scotts Miracle-Gro Co.	10,828	$852,489
The Toro Co.	29,029	1,740,869
Tupperware Brands Corp.	13,600	454,920

		3,048,278

Leisure Time — 0.6%
Brunswick Corp.	23,846	1,598,159
Polaris Industries, Inc.	16,080	1,623,276

		3,221,435

Lodging — 0.7%
Boyd Gaming Corp.	22,234	752,621
Wyndham Destinations, Inc.	27,398	1,187,977
Wyndham Hotels & Resorts, Inc.	27,604	1,533,954

		3,474,552

Office Furnishings — 0.2%
Herman Miller, Inc.	16,547	635,405
HNI Corp.	12,100	535,304

		1,170,709

Retail — 5.2%
American Eagle Outfitters, Inc.	46,083	1,144,241
AutoNation, Inc. (a)	15,755	654,620
Bed Bath & Beyond, Inc.	38,411	576,165
Big Lots, Inc.	11,140	465,541
Brinker International, Inc. (b)	11,182	522,535
Casey’s General Stores, Inc.	10,082	1,301,687
The Cheesecake Factory, Inc. (b)	11,579	619,940
Cracker Barrel Old Country Store, Inc. (b)	6,648	978,120
Dick’s Sporting Goods, Inc.	20,950	743,306
Dillard’s, Inc. Class A (b)	5,236	399,716
Domino’s Pizza, Inc.	11,524	3,397,275
Dunkin’ Brands Group, Inc.	23,059	1,699,910
Five Below, Inc. (a)	15,352	1,996,681
Jack in the Box, Inc.	7,501	628,809
The Michaels Cos., Inc. (a)	26,948	437,366
MSC Industrial Direct Co., Inc. Class A	12,738	1,122,345
Nu Skin Enterprises, Inc. Class A	15,300	1,261,026
Ollie’s Bargain Outlet Holdings, Inc. (a)	14,178	1,362,506
Papa John’s International, Inc. (b)	6,039	309,680
Sally Beauty Holdings, Inc. (a)	33,067	608,102
Signet Jewelers Ltd.	14,295	942,469
Texas Roadhouse, Inc.	18,293	1,267,522
Urban Outfitters, Inc. (a)	21,033	860,250
The Wendy’s Co.	51,539	883,378
Williams-Sonoma, Inc. (b)	22,190	1,458,327
World Fuel Services Corp.	18,928	523,927

		26,165,444

		63,431,621

	Number of Shares	Value
Consumer, Non-cyclical — 15.9%
Beverages — 0.1%
The Boston Beer Co., Inc. Class A (a)	2,359	$678,213

Biotechnology — 0.9%
Bio-Rad Laboratories, Inc. Class A (a)	5,512	1,725,201
Exelixis, Inc. (a)	81,981	1,452,703
United Therapeutics Corp. (a)	12,046	1,540,443

		4,718,347

Commercial Services — 3.8%
Aaron’s, Inc.	19,059	1,037,953
Adtalem Global Education, Inc. (a)	16,563	798,337
Avis Budget Group, Inc. (a)	18,316	588,676
The Brink’s Co.	13,944	972,594
CoreLogic, Inc. (a)	22,183	1,096,062
Deluxe Corp.	13,149	748,704
Graham Holdings Co. Class B	1,203	696,898
Healthcare Services Group, Inc. (b)	20,242	822,230
HealthEquity, Inc. (a)	14,896	1,406,331
ManpowerGroup, Inc.	17,791	1,529,314
MarketAxess Holdings, Inc.	10,380	1,852,726
Sabre Corp.	68,670	1,790,914
Service Corp. International	49,584	2,191,613
Sotheby’s (a)	10,165	500,016
Weight Watchers International, Inc. (a)	10,632	765,398
WEX, Inc. (a)	11,859	2,380,813

		19,178,579

Cosmetics & Personal Care — 0.1%
Edgewell Personal Care Co. (a)	14,986	692,803

Foods — 2.3%
Flowers Foods, Inc.	50,778	947,517
The Hain Celestial Group, Inc. (a)	24,609	667,396
Ingredion, Inc.	19,554	2,052,388
Lamb Weston Holdings, Inc.	40,306	2,684,379
Lancaster Colony Corp.	5,376	802,153
Post Holdings, Inc. (a)	18,266	1,790,799
Sanderson Farms, Inc.	5,572	575,978
Sprouts Farmers Market, Inc. (a)	35,012	959,679
Tootsie Roll Industries, Inc. (b)	5,090	148,882
TreeHouse Foods, Inc. (a)	15,406	737,177
United Natural Foods, Inc. (a)	13,686	409,896

		11,776,244

Health Care – Products — 5.0%
Avanos Medical, Inc. (a)	13,086	896,391
Bio-Techne Corp.	10,378	2,118,254
Cantel Medical Corp.	9,979	918,667
Globus Medical, Inc. Class A (a)	20,073	1,139,344
Haemonetics Corp. (a)	14,154	1,621,765
Hill-Rom Holdings, Inc.	18,306	1,728,086
ICU Medical, Inc. (a)	4,559	1,289,057

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Inogen, Inc. (a)	4,832	$1,179,588
Integra LifeSciences Holdings Corp. (a)	19,556	1,288,154
LivaNova PLC (a)	13,367	1,657,107
Masimo Corp. (a)	13,199	1,643,803
NuVasive, Inc. (a)	14,141	1,003,728
Patterson Cos., Inc.	22,761	556,506
STERIS PLC	23,229	2,657,398
Teleflex, Inc.	12,599	3,352,468
West Pharmaceutical Services, Inc.	20,262	2,501,749

		25,552,065

Health Care – Services — 2.8%
Acadia Healthcare Co., Inc. (a)	24,277	854,550
Catalent, Inc. (a)	39,850	1,815,168
Charles River Laboratories International, Inc. (a)	13,234	1,780,502
Chemed Corp.	4,421	1,412,863
Encompass Health Corp.	27,254	2,124,449
LifePoint Health, Inc. (a)	10,702	689,209
MEDNAX, Inc. (a)	25,885	1,207,794
Molina Healthcare, Inc. (a)	16,992	2,526,710
Syneos Health, Inc. (a)	16,610	856,246
Tenet Healthcare Corp. (a)	22,897	651,649

		13,919,140

Household Products & Wares — 0.2%
Helen of Troy Ltd. (a)	7,300	955,570

Pharmaceuticals — 0.7%
Akorn, Inc. (a)	26,457	343,412
Mallinckrodt PLC (a)	22,667	664,370
PRA Health Sciences, Inc. (a)	15,934	1,755,767
Prestige Consumer Healthcare, Inc. (a)	14,226	539,023

		3,302,572

		80,773,533

Energy — 5.6%
Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	20,743	1,004,376

Oil & Gas — 4.3%
Callon Petroleum Co. (a)	62,661	751,305
Chesapeake Energy Corp. (a) (b)	250,018	1,122,581
CNX Resources Corp. (a)	58,693	839,897
Diamond Offshore Drilling, Inc. (a) (b)	17,807	356,140
Energen Corp. (a)	22,564	1,944,340
Ensco PLC Class A (b)	119,717	1,010,411
Gulfport Energy Corp. (a)	43,826	456,229
Matador Resources Co. (a)	28,582	944,635
Murphy Oil Corp.	44,655	1,488,798
Murphy USA, Inc. (a)	8,258	705,729
Nabors Industries Ltd.	89,838	553,402
Oasis Petroleum, Inc. (a)	73,171	1,037,565

	Number of Shares	Value
Patterson-UTI Energy, Inc.	60,745	$1,039,347
PBF Energy, Inc. Class A	33,000	1,647,030
QEP Resources, Inc. (a)	64,811	733,660
Range Resources Corp.	57,017	968,719
Rowan Cos. PLC Class A (a)	35,073	660,424
SM Energy Co.	28,405	895,610
Southwestern Energy Co. (a)	161,451	825,015
Transocean Ltd. (a) (b)	118,412	1,651,847
WPX Energy, Inc. (a)	108,956	2,192,195

		21,824,879

Oil & Gas Services — 1.1%
Apergy Corp. (a)	21,324	928,873
Core Laboratories NV (b)	12,095	1,400,964
Dril-Quip, Inc. (a)	10,400	543,400
McDermott International, Inc. (a)	49,342	909,373
NOW, Inc. (a) (b)	29,490	488,060
Oceaneering International, Inc.	27,044	746,414
Superior Energy Services, Inc. (a)	42,175	410,785

		5,427,869

		28,257,124

Financial — 23.6%
Banks — 7.2%
Associated Banc-Corp.	47,409	1,232,634
BancorpSouth Bank	24,711	808,050
Bank of Hawaii Corp.	11,595	914,961
Bank OZK	33,281	1,263,347
Cathay General Bancorp	21,315	883,294
Chemical Financial Corp.	19,626	1,048,028
Commerce Bancshares, Inc.	26,121	1,724,508
Cullen/Frost Bankers, Inc.	17,595	1,837,622
East West Bancorp, Inc.	39,906	2,409,125
F.N.B. Corp.	89,041	1,132,602
First Horizon National Corp.	89,544	1,545,529
Fulton Financial Corp.	48,153	801,747
Hancock Whitney Corp.	23,612	1,122,751
Home BancShares, Inc.	44,209	968,177
International Bancshares Corp.	14,963	673,335
MB Financial, Inc.	23,114	1,065,787
PacWest Bancorp	33,719	1,606,710
Pinnacle Financial Partners, Inc.	20,178	1,213,707
Prosperity Bancshares, Inc.	18,283	1,267,926
Signature Bank	15,236	1,749,702
Synovus Financial Corp.	32,288	1,478,468
TCF Financial Corp.	45,972	1,094,593
Texas Capital Bancshares, Inc. (a)	13,824	1,142,554
Trustmark Corp.	18,487	622,088
UMB Financial Corp.	12,412	880,011
Umpqua Holdings Corp.	60,823	1,265,118
United Bankshares, Inc.	28,477	1,035,139
Valley National Bancorp	91,346	1,027,642
Webster Financial Corp.	25,392	1,497,112
Wintrust Financial Corp.	15,599	1,324,979

		36,637,246

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 2.5%
Eaton Vance Corp.	32,593	$1,713,088
Evercore, Inc. Class A	11,201	1,126,261
Federated Investors, Inc. Class B	26,347	635,490
Interactive Brokers Group, Inc. Class A	20,566	1,137,505
Janus Henderson Group PLC	46,358	1,249,812
Legg Mason, Inc.	23,524	734,654
LendingTree, Inc. (a) (b)	2,046	470,785
Navient Corp.	64,921	875,135
SEI Investments Co.	36,259	2,215,425
SLM Corp. (a)	119,330	1,330,529
Stifel Financial Corp.	19,500	999,570

		12,488,254

Insurance — 4.5%
Alleghany Corp.	4,112	2,683,203
American Financial Group, Inc.	19,375	2,150,044
Aspen Insurance Holdings Ltd.	16,463	688,153
Brown & Brown, Inc.	63,786	1,886,152
CNO Financial Group, Inc.	45,314	961,563
First American Financial Corp.	30,814	1,589,694
Genworth Financial, Inc. Class A (a)	137,247	572,320
The Hanover Insurance Group, Inc.	11,664	1,438,988
Kemper Corp.	16,747	1,347,296
Mercury General Corp.	7,464	374,394
Old Republic International Corp.	78,307	1,752,511
Primerica, Inc.	11,868	1,430,687
Reinsurance Group of America, Inc.	17,532	2,534,426
RenaissanceRe Holdings Ltd.	11,044	1,475,258
W.R. Berkley Corp.	26,491	2,117,426

		23,002,115

Real Estate — 0.6%
Alexander & Baldwin, Inc.	18,310	415,454
Jones Lang LaSalle, Inc.	12,556	1,812,082
Realogy Holdings Corp. (b)	34,139	704,629

		2,932,165

Real Estate Investment Trusts (REITS) — 8.1%
American Campus Communities, Inc.	37,526	1,544,570
Camden Property Trust	25,592	2,394,644
CoreCivic, Inc.	32,518	791,163
CoreSite Realty Corp.	10,110	1,123,625
Corporate Office Properties Trust	28,527	850,960
Cousins Properties, Inc.	115,578	1,027,489
CyrusOne, Inc.	28,786	1,825,032
Douglas Emmett, Inc.	44,511	1,678,955
EPR Properties	20,501	1,402,474
First Industrial Realty Trust, Inc.	34,846	1,094,164
The GEO Group, Inc.	33,686	847,540
Healthcare Realty Trust, Inc.	34,310	1,003,911
Highwoods Properties, Inc.	28,384	1,341,428
Hospitality Properties Trust	45,054	1,299,357

	Number of Shares	Value
JBG SMITH Properties	29,857	$1,099,633
Kilroy Realty Corp.	27,741	1,988,752
Lamar Advertising Co. Class A	23,305	1,813,129
LaSalle Hotel Properties	30,239	1,045,967
Liberty Property Trust	40,491	1,710,745
Life Storage, Inc.	12,856	1,223,377
Mack-Cali Realty Corp.	24,727	525,696
Medical Properties Trust, Inc.	100,698	1,501,407
National Retail Properties, Inc.	43,315	1,941,378
Omega Healthcare Investors, Inc.	55,186	1,808,445
PotlatchDeltic Corp.	17,278	707,534
Rayonier, Inc.	35,438	1,198,159
Sabra Health Care REIT, Inc.	49,212	1,137,782
Senior Housing Properties Trust	65,605	1,152,024
Tanger Factory Outlet Centers, Inc. (b)	25,890	592,363
Taubman Centers, Inc.	16,718	1,000,238
Uniti Group, Inc. (a)	48,379	974,837
Urban Edge Properties	31,427	693,908
Weingarten Realty Investors	32,559	968,956

		41,309,642

Savings & Loans — 0.7%
New York Community Bancorp, Inc.	134,523	1,395,003
Sterling Bancorp	62,421	1,373,262
Washington Federal, Inc.	22,803	729,696

		3,497,961

		119,867,383

Industrial — 18.0%
Aerospace & Defense — 1.3%
Curtiss-Wright Corp.	12,138	1,668,004
Esterline Technologies Corp. (a)	7,279	662,025
KLX, Inc. (a)	13,902	872,767
MSA Safety, Inc.	9,621	1,024,059
Teledyne Technologies, Inc. (a)	9,873	2,435,472

		6,662,327

Building Materials — 0.9%
Eagle Materials, Inc.	13,164	1,122,099
Lennox International, Inc.	9,974	2,178,322
Louisiana-Pacific Corp.	39,299	1,041,031

		4,341,452

Electrical Components & Equipment — 1.6%
Acuity Brands, Inc.	11,052	1,737,374
Belden, Inc.	11,256	803,791
Energizer Holdings, Inc.	16,456	965,144
EnerSys	11,632	1,013,496
Hubbell, Inc.	15,038	2,008,626
Littelfuse, Inc.	6,903	1,366,035

		7,894,466

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 3.9%
Arrow Electronics, Inc. (a)	24,045	$1,772,597
Avnet, Inc.	31,813	1,424,268
Coherent, Inc. (a)	6,684	1,150,918
Gentex Corp.	73,865	1,585,143
Jabil, Inc.	42,137	1,141,070
Keysight Technologies, Inc. (a)	51,545	3,416,403
National Instruments Corp.	30,872	1,492,044
nVent Electric PLC	44,976	1,221,548
SYNNEX Corp.	8,272	700,638
Tech Data Corp. (a)	10,539	754,276
Trimble, Inc. (a)	68,739	2,987,397
Vishay Intertechnology, Inc.	36,311	738,929
Woodward, Inc.	15,356	1,241,686

		19,626,917

Engineering & Construction — 0.9%
AECOM (a)	44,070	1,439,326
Dycom Industries, Inc. (a)	8,692	735,343
EMCOR Group, Inc.	15,922	1,195,902
Granite Construction, Inc.	12,452	569,056
KBR, Inc.	39,009	824,260

		4,763,887

Environmental Controls — 0.2%
Clean Harbors, Inc. (a)	14,091	1,008,634

Hand & Machine Tools — 0.7%
Kennametal, Inc.	22,547	982,147
Lincoln Electric Holdings, Inc.	17,910	1,673,511
Regal Beloit Corp.	11,985	988,163

		3,643,821

Machinery – Construction & Mining — 0.4%
Oshkosh Corp.	20,198	1,438,905
Terex Corp.	17,825	711,396

		2,150,301

Machinery – Diversified — 2.7%
AGCO Corp.	18,348	1,115,375
Cognex Corp.	47,459	2,649,161
Graco, Inc.	46,050	2,133,957
IDEX Corp.	21,107	3,179,981
Nordson Corp.	14,388	1,998,493
Wabtec Corp.	23,619	2,477,161

		13,554,128

Metal Fabricate & Hardware — 0.4%
The Timken Co.	19,080	951,138
Valmont Industries, Inc.	6,139	850,252
Worthington Industries, Inc.	11,089	480,819

		2,282,209

Miscellaneous – Manufacturing — 2.0%
AptarGroup, Inc.	17,171	1,850,003
Carlisle Cos., Inc.	16,431	2,001,296

	Number of Shares	Value
Crane Co.	13,958	$1,372,769
Donaldson Co., Inc.	35,362	2,060,190
ITT, Inc.	24,083	1,475,325
Trinity Industries, Inc.	40,676	1,490,369

		10,249,952

Packaging & Containers — 0.9%
Bemis Co., Inc.	25,069	1,218,353
Greif, Inc. Class A	7,159	384,152
Owens-Illinois, Inc. (a)	43,488	817,140
Silgan Holdings, Inc.	21,279	591,556
Sonoco Products Co.	27,326	1,516,593

		4,527,794

Transportation — 1.9%
Genesee & Wyoming, Inc. Class A (a)	16,293	1,482,500
Kirby Corp. (a)	14,839	1,220,508
Knight-Swift Transportation Holdings, Inc.	35,130	1,211,282
Landstar System, Inc.	11,318	1,380,796
Old Dominion Freight Line, Inc.	18,056	2,911,711
Ryder System, Inc.	14,619	1,068,210
Werner Enterprises, Inc.	12,363	437,032

		9,712,039

Trucking & Leasing — 0.2%
GATX Corp.	10,422	902,441

		91,320,368

Technology — 10.4%
Computers — 2.7%
Convergys Corp.	24,962	592,598
Fortinet, Inc. (a)	39,557	3,649,924
Leidos Holdings, Inc.	41,414	2,864,192
Lumentum Holdings, Inc. (a)	17,227	1,032,759
MAXIMUS, Inc.	17,681	1,150,326
NCR Corp. (a)	32,584	925,711
NetScout Systems, Inc. (a)	19,906	502,627
Perspecta, Inc.	39,335	1,011,696
Science Applications International Corp.	11,710	943,826
Teradata Corp. (a)	32,732	1,234,324

		13,907,983

Office & Business Equipment — 0.6%
Pitney Bowes, Inc.	51,249	362,843
Zebra Technologies Corp. Class A (a)	14,768	2,611,425

		2,974,268

Semiconductors — 2.1%
Cirrus Logic, Inc. (a)	16,694	644,389
Cree, Inc. (a)	27,971	1,059,262
Cypress Semiconductor Corp.	99,213	1,437,596
Integrated Device Technology, Inc. (a)	35,702	1,678,351

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MKS Instruments, Inc.	15,153	$1,214,513
Monolithic Power Systems, Inc.	10,742	1,348,443
Silicon Laboratories, Inc. (a)	11,992	1,100,866
Synaptics, Inc. (a)	9,770	445,707
Teradyne, Inc.	51,200	1,893,376

		10,822,503

Software — 5.0%
ACI Worldwide, Inc. (a)	31,868	896,765
Allscripts Healthcare Solutions, Inc. (a)	47,939	683,131
Blackbaud, Inc.	13,427	1,362,572
CDK Global, Inc.	35,612	2,227,887
CommVault Systems, Inc. (a)	10,556	738,920
The Dun & Bradstreet Corp.	10,169	1,449,184
Fair Isaac Corp. (a)	8,016	1,832,057
j2 Global, Inc.	12,854	1,064,954
Jack Henry & Associates, Inc.	21,244	3,400,739
Liveramp Holdings, Inc. (a)	21,382	1,056,485
Manhattan Associates, Inc. (a)	18,089	987,659
Medidata Solutions, Inc. (a)	16,473	1,207,636
PTC, Inc. (a)	29,174	3,097,987
Tyler Technologies, Inc. (a)	10,627	2,604,253
The Ultimate Software Group, Inc. (a)	8,582	2,765,034

		25,375,263

		53,080,017

Utilities — 4.5%
Electric — 1.9%
ALLETE, Inc.	14,031	1,052,465
Black Hills Corp.	14,754	857,060
Hawaiian Electric Industries, Inc.	30,086	1,070,761
IDACORP, Inc.	13,862	1,375,526
MDU Resources Group, Inc.	54,128	1,390,548
NorthWestern Corp.	13,940	817,721
OGE Energy Corp.	55,087	2,000,760
PNM Resources, Inc.	22,065	870,464

		9,435,305

Gas — 2.3%
Atmos Energy Corp.	30,632	2,876,651
National Fuel Gas Co.	23,587	1,322,287
New Jersey Resources Corp.	24,250	1,117,925
ONE Gas, Inc.	14,474	1,190,921
Southwest Gas Holdings, Inc.	13,510	1,067,695
UGI Corp.	47,799	2,651,889
Vectren Corp.	22,766	1,627,541

		11,854,909

	Number of Shares	Value
Water — 0.3%
Aqua America, Inc.	48,909	$1,804,742

		23,094,956

TOTAL COMMON STOCK (Cost $421,846,539)		500,747,798

TOTAL EQUITIES (Cost $421,846,539)		500,747,798

MUTUAL FUNDS — 3.1%
Diversified Financial Services — 3.1%
State Street Navigator Securities Lending Prime Portfolio (c)	15,493,613	15,493,613

TOTAL MUTUAL FUNDS (Cost $15,493,613)		15,493,613

TOTAL LONG-TERM INVESTMENTS (Cost $437,340,152)		516,241,411

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$7,634,491	7,634,491

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill 0.000% 1/10/19 (e)	905,000	899,483

TOTAL SHORT-TERM INVESTMENTS (Cost $8,534,209)		8,533,974

TOTAL INVESTMENTS — 103.4% (Cost $445,874,361) (f)		524,775,385

Other Assets/(Liabilities) — (3.4)%		(17,151,408)

NET ASSETS — 100.0%		$507,623,977

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $15,104,436 or 2.98% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $7,635,190. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $7,789,739.

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P Midcap 400 E Mini Index	12/21/18	51	$10,444,163	$(115,643)

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 3.3%
Chemicals — 1.9%
AdvanSix, Inc. (a)	4,513	$153,216
AgroFresh Solutions, Inc. (a)	4,861	30,284
American Vanguard Corp.	4,262	76,716
Balchem Corp.	4,732	530,410
Codexis, Inc. (a)	7,495	128,539
Ferro Corp. (a)	12,378	287,417
GCP Applied Technologies, Inc. (a)	10,557	280,288
H.B. Fuller Co.	7,484	386,698
Hawkins, Inc.	1,402	58,113
Ingevity Corp. (a)	6,258	637,565
Innophos Holdings, Inc.	2,860	126,984
Innospec, Inc.	3,556	272,923
Intrepid Potash, Inc. (a)	14,323	51,420
KMG Chemicals, Inc.	2,158	163,059
Koppers Holdings, Inc. (a)	3,063	95,412
Kraton Corp. (a)	4,553	214,674
Kronos Worldwide, Inc.	3,373	54,811
Landec Corp. (a)	3,890	56,016
Minerals Technologies, Inc.	5,236	353,954
Oil-Dri Corp. of America	753	29,036
OMNOVA Solutions, Inc. (a)	6,439	63,424
PolyOne Corp.	11,784	515,197
PQ Group Holdings, Inc. (a)	5,456	95,316
Quaker Chemical Corp.	1,932	390,670
Rayonier Advanced Materials, Inc.	7,535	138,870
Rogers Corp. (a)	2,697	397,322
Sensient Technologies Corp.	6,279	480,406
Stepan Co.	2,973	258,681
Tronox Ltd. Class A	13,755	164,372
Valhi, Inc.	3,443	7,850

		6,499,643

Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	2,385	70,834
Neenah, Inc.	2,449	211,349
P.H. Glatfelter Co.	6,423	122,744
Schweitzer-Mauduit International, Inc.	4,514	172,931
Verso Corp. Class A (a)	5,067	170,606

		748,464

Iron & Steel — 0.7%
AK Steel Holding Corp. (a) (b)	46,280	226,772
Allegheny Technologies, Inc. (a)	18,546	548,034
Carpenter Technology Corp.	6,850	403,808
Cleveland-Cliffs, Inc. (a)	43,990	556,913
Commercial Metals Co.	17,099	350,872
Ryerson Holding Corp. (a)	2,418	27,323

	Number of Shares	Value
Schnitzer Steel Industries, Inc. Class A	3,878	$104,900
Shiloh Industries, Inc. (a)	2,287	25,157
Universal Stainless & Alloy (a)	1,251	31,913

		2,275,692

Mining — 0.5%
Century Aluminum Co. (a)	7,253	86,819
Coeur Mining, Inc. (a)	27,239	145,184
Compass Minerals International, Inc. (b)	5,045	339,024
Covia Holdings Corp. (a) (b)	4,624	41,477
Energy Fuels, Inc. (a)	12,152	39,859
Ferroglobe Representation & Warranty Insurance Trust (c) (d)	10,133	-
Gold Resource Corp.	7,593	39,028
Hecla Mining Co.	66,570	185,730
Kaiser Aluminum Corp.	2,399	261,635
Materion Corp.	2,952	178,596
Tahoe Resources, Inc. (a)	45,603	127,232
United States Lime & Minerals, Inc.	309	24,396
Uranium Energy Corp. (a)	23,581	40,559

		1,509,539

		11,033,338

Communications — 6.1%
Advertising — 0.3%
Boston Omaha Corp. Class A (a) (b)	707	21,139
Clear Channel Outdoor Holdings, Inc. Class A	5,712	33,986
Fluent, Inc. (a) (b)	4,567	9,819
Forrester Research, Inc.	1,541	70,732
MDC Partners, Inc. Class A (a)	8,043	33,378
Quotient Technology, Inc. (a)	11,721	181,676
Telaria, Inc. (a)	6,143	23,282
The Trade Desk, Inc. Class A (a)	4,791	723,010

		1,097,022

Internet — 2.2%
1-800-Flowers.com, Inc. Class A (a)	3,834	45,241
Boingo Wireless, Inc. (a)	6,057	211,389
Cardlytics, Inc. (a) (b)	899	22,511
Cargurus, Inc. (a)	7,367	410,268
Cars.com, Inc. (a)	10,376	286,481
ChannelAdvisor Corp. (a)	3,719	46,302
Cogent Communications Holdings, Inc.	6,150	343,170
eGain Corp. (a)	2,670	21,627
Endurance International Group Holdings, Inc. (a)	10,411	91,617
ePlus, Inc. (a)	1,965	182,155
Etsy, Inc. (a)	17,614	905,007
Groupon, Inc. (a)	64,742	244,077

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HealthStream, Inc.	3,834	$118,892
Imperva, Inc. (a)	5,117	237,685
Internap Corp. (a)	2,901	36,640
Lands’ End, Inc. (a) (b)	1,587	27,852
Leaf Group Ltd. (a)	2,590	25,900
Liberty Expedia Holdings, Inc. Class A (a)	8,047	378,531
Limelight Networks, Inc. (a)	16,248	81,565
Liquidity Services, Inc. (a)	3,875	24,606
Livexlive Media, Inc. (a) (b)	662	2,595
The Meet Group, Inc. (a)	10,441	51,683
New Media Investment Group, Inc.	8,740	137,131
NIC, Inc.	9,461	140,023
Overstock.com, Inc. (a) (b)	3,075	85,178
Pandora Media, Inc. (a)	37,635	357,909
Perficient, Inc. (a)	5,017	133,703
Q2 Holdings, Inc. (a)	5,377	325,577
QuinStreet, Inc. (a)	5,516	74,852
Shutterfly, Inc. (a)	4,844	319,171
Shutterstock, Inc.	2,764	150,859
Stamps.com, Inc. (a)	2,591	586,084
TechTarget, Inc. (a)	2,933	56,959
Travelzoo (a)	670	7,940
TrueCar, Inc. (a)	13,662	192,634
Tucows, Inc. Class A (a) (b)	1,381	76,991
VirnetX Holding Corp. (a) (b)	8,149	37,893
Web.com Group, Inc. (a)	6,037	168,432
XO Group, Inc. (a)	3,594	123,921
Yelp, Inc. (a)	11,979	589,367
Zix Corp. (a)	7,857	43,606
Zscaler, Inc. (a) (b)	2,023	82,498

		7,486,522

Media — 1.2%
Beasley Broadcasting Group, Inc. Class A	1,216	8,390
Central European Media Enterprises Ltd. Class A (a)	12,877	48,289
The E.W. Scripps Co. Class A	6,803	112,249
Entercom Communications Corp. Class A (b)	18,793	148,465
Entravision Communications Corp. Class A	9,431	46,212
Gannett Co., Inc.	16,618	166,346
Gray Television, Inc. (a)	11,732	205,310
Hemisphere Media Group, Inc. (a)	2,765	38,572
Houghton Mifflin Harcourt Co. (a)	15,391	107,737
Liberty Media Corp-Liberty Braves Class A (a)	1,463	39,911
Liberty Media Corp-Liberty Braves Class C (a)	5,224	142,354
Meredith Corp. (b)	5,787	295,426
MSG Networks, Inc. Class A (a)	8,785	226,653

	Number of Shares	Value
The New York Times Co. Class A	19,413	$449,411
Nexstar Media Group, Inc. Class A	6,610	538,054
Saga Communications, Inc. Class A	586	21,184
Scholastic Corp.	4,120	192,363
Sinclair Broadcast Group, Inc. Class A	10,582	300,000
TEGNA, Inc.	32,078	383,653
tronc, Inc. (a)	2,593	42,344
Value Line, Inc.	118	2,938
WideOpenWest, Inc. (a) (b)	4,278	47,956
World Wrestling Entertainment, Inc. Class A	6,336	612,881

		4,176,698

Telecommunications — 2.4%
8x8, Inc. (a)	13,543	287,789
A10 Networks, Inc. (a)	7,282	44,275
Acacia Communications, Inc. (a)	4,017	166,183
ADTRAN, Inc.	7,059	124,591
Aerohive Networks, Inc. (a)	5,254	21,646
ATN International, Inc.	1,534	113,332
CalAmp Corp. (a)	5,015	120,159
Calix, Inc. (a)	6,631	53,711
Casa Systems, Inc. (a)	4,001	59,015
Ciena Corp. (a)	21,123	659,883
Cincinnati Bell, Inc. (a)	6,837	109,050
Clearfield, Inc. (a)	1,569	21,103
Comtech Telecommunications Corp.	3,403	123,427
Consolidated Communications Holdings, Inc. (b)	10,327	134,664
DASAN Zhone Solutions, Inc. (a)	822	11,664
Extreme Networks, Inc. (a)	16,955	92,913
Finisar Corp. (a)	17,312	329,794
Frontier Communications Corp.	15,426	100,115
Fusion Connect, Inc. (a) (b)	2,917	7,497
Gogo, Inc. (a) (b)	8,688	45,091
GTT Communications, Inc. (a) (b)	6,257	271,554
Harmonic, Inc. (a)	12,220	67,210
HC2 Holdings, Inc. (a)	6,268	38,360
Infinera Corp. (a)	22,311	162,870
Intelsat SA (a)	6,725	201,750
InterDigital, Inc.	5,108	408,640
Iridium Communications, Inc. (a)	14,101	317,272
KVH Industries, Inc. (a)	2,320	30,392
Liberty Latin America Ltd. Class A (a)	6,387	133,105
Liberty Latin America Ltd. Class C (a)	16,698	344,480
Loral Space & Communications, Inc. (a)	1,885	85,579
Maxar Technologies Ltd.	8,320	275,142
NeoPhotonics Corp. (a) (b)	4,999	41,492
NETGEAR, Inc. (a)	4,588	288,356
NII Holdings, Inc. (a) (b)	13,053	76,491
Oclaro, Inc. (a)	24,705	220,863
Ooma, Inc. (a)	2,636	43,758

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ORBCOMM, Inc. (a)	10,799	$117,277
pdvWireless, Inc. (a)	1,356	45,968
Plantronics, Inc.	4,911	296,133
Preformed Line Products Co.	464	32,610
Quantenna Communications, Inc. (a)	4,991	92,084
Ribbon Communications, Inc. (a)	7,794	53,233
RigNet, Inc. (a)	2,087	42,470
Shenandoah Telecommunications Co.	6,862	265,902
Spok Holdings, Inc.	2,753	42,396
ViaSat, Inc. (a) (b)	8,162	521,960
Viavi Solutions, Inc. (a)	33,605	381,081
Vonage Holdings Corp. (a)	32,472	459,804
Windstream Holdings, Inc. (a) (b)	6,292	30,831

		8,014,965

		20,775,207

Consumer, Cyclical — 12.7%
Airlines — 0.4%
Allegiant Travel Co. (b)	1,894	240,159
Hawaiian Holdings, Inc.	7,405	296,941
Mesa Air Group, Inc. (a)	1,443	20,000
SkyWest, Inc.	7,536	443,870
Spirit Airlines, Inc. (a)	10,142	476,370

		1,477,340

Apparel — 0.6%
Crocs, Inc. (a)	9,933	211,474
Deckers Outdoor Corp. (a)	4,444	526,970
Oxford Industries, Inc.	2,453	221,261
Perry Ellis International, Inc. (a)	1,947	53,211
Rocky Brands, Inc.	1,055	29,856
Steven Madden Ltd.	8,571	453,406
Superior Group of Cos, Inc.	1,295	24,631
Unifi, Inc. (a)	2,278	64,536
Weyco Group, Inc.	917	32,260
Wolverine World Wide, Inc.	13,625	532,056

		2,149,661

Auto Manufacturers — 0.2%
Blue Bird Corp. (a) (b)	2,171	53,190
Navistar International Corp. (a)	7,231	278,393
REV Group, Inc. (b)	4,429	69,535
Wabash National Corp.	8,429	153,661

		554,779

Auto Parts & Equipment — 1.1%
Altra Industrial Motion Corp.	8,843	365,216
American Axle & Manufacturing Holdings, Inc. (a)	16,367	285,440
Commercial Vehicle Group, Inc. (a)	4,537	41,559
Cooper Tire & Rubber Co.	7,451	210,863
Cooper-Standard Holding, Inc. (a)	2,614	313,628
Dana, Inc.	21,680	404,766
Dorman Products, Inc. (a)	3,945	303,449

	Number of Shares	Value
Douglas Dynamics, Inc.	3,264	$143,290
Gentherm, Inc. (a)	5,395	245,203
Meritor, Inc. (a)	12,223	236,637
Methode Electronics, Inc.	5,291	191,534
Miller Industries, Inc.	1,631	43,874
Modine Manufacturing Co. (a)	7,283	108,517
Motorcar Parts of America, Inc. (a)	2,850	66,832
Spartan Motors, Inc.	4,942	72,894
Standard Motor Products, Inc.	3,117	153,419
Superior Industries International, Inc.	3,609	61,533
Tenneco, Inc.	7,468	314,702
Titan International, Inc.	7,316	54,285
Tower International, Inc.	2,881	87,150

		3,704,791

Distribution & Wholesale — 0.7%
Anixter International, Inc. (a)	4,329	304,329
BlueLinx Holdings, Inc. (a)	1,330	41,882
Castle Brands, Inc. (a)	12,891	13,793
Core-Mark Holding Co., Inc.	6,704	227,668
EnviroStar, Inc. (b)	584	22,747
Essendant, Inc.	5,573	71,446
Fossil Group, Inc. (a)	6,703	156,046
G-III Apparel Group Ltd. (a)	6,384	307,645
H&E Equipment Services, Inc.	4,678	176,735
Nexeo Solutions, Inc. (a) (b)	4,893	59,939
ScanSource, Inc. (a)	3,700	147,630
SiteOne Landscape Supply, Inc. (a)	5,868	442,095
Systemax, Inc.	1,780	58,633
Titan Machinery, Inc. (a)	2,744	42,491
Triton International Ltd.	7,683	255,613
Veritiv Corp. (a)	1,684	61,297

		2,389,989

Entertainment — 1.2%
AMC Entertainment Holdings, Inc. Class A (b)	7,636	156,538
Churchill Downs, Inc.	1,741	483,476
Eldorado Resorts, Inc. (a)	9,676	470,253
Empire Resorts, Inc. (a) (b)	459	4,269
Eros International PLC (a) (b)	5,299	63,853
Golden Entertainment, Inc. (a)	2,683	64,419
IMAX Corp. (a)	7,915	204,207
International Speedway Corp. Class A	3,554	155,665
Marriott Vacations Worldwide Corp.	5,742	641,668
Monarch Casino & Resort, Inc. (a)	1,647	74,856
National CineMedia, Inc.	11,491	121,690
Penn National Gaming, Inc. (a)	12,572	413,870
Pinnacle Entertainment, Inc. (a)	7,816	263,321
RCI Hospitality Holdings, Inc.	1,330	39,381
Reading International, Inc. Series A (a)	2,492	39,374
Red Rock Resorts, Inc. Class A	10,214	272,203
Scientific Games Corp. Class A (a)	8,079	205,207

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SeaWorld Entertainment, Inc. (a)	8,068	$253,577
Speedway Motorsports, Inc.	1,615	28,828

		3,956,655

Home Builders — 0.8%
AV Homes, Inc. (a)	1,818	36,360
Beazer Homes USA, Inc. (a)	4,607	48,373
Cavco Industries, Inc. (a)	1,258	318,274
Century Communities, Inc. (a)	3,911	102,664
Green Brick Partners, Inc. (a)	3,766	38,037
Hovnanian Enterprises, Inc. Class A (a)	17,764	28,422
Installed Building Products, Inc. (a)	3,234	126,126
KB Home	12,635	302,103
LGI Homes, Inc. (a) (b)	2,721	129,084
M.D.C. Holdings, Inc.	6,673	197,387
M/I Homes, Inc. (a)	4,096	98,017
Meritage Home Corp. (a)	5,704	227,590
The New Home Co., Inc. (a)	1,743	14,049
Skyline Champion Corp.	4,251	121,451
Taylor Morrison Home Corp. Class A (a)	16,502	297,696
TRI Pointe Group, Inc. (a)	22,264	276,074
William Lyon Homes Class A (a)	4,743	75,366
Winnebago Industries, Inc.	4,540	150,501

		2,587,574

Home Furnishing — 0.4%
Daktronics, Inc.	5,504	43,151
Ethan Allen Interiors, Inc.	3,567	74,015
Flexsteel Industries, Inc.	1,106	32,893
Hamilton Beach Brands Holding Co. Class A	901	19,768
Hooker Furniture Corp.	1,678	56,716
iRobot Corp. (a) (b)	3,935	432,535
Purple Innovation, Inc. (a) (b)	610	3,538
Roku, Inc. (a) (b)	6,368	465,055
Sleep Number Corp. (a)	5,073	186,585
Sonos, Inc. (a) (b)	2,390	38,336
Universal Electronics, Inc. (a)	2,025	79,684

		1,432,276

Housewares — 0.1%
Lifetime Brands, Inc.	1,736	18,922
Tupperware Brands Corp.	7,433	248,634

		267,556

Leisure Time — 0.8%
Acushnet Holdings Corp.	5,074	139,180
Callaway Golf Co.	13,921	338,141
Camping World Holdings, Inc. Class A (b)	4,803	102,400
Clarus Corp.	3,208	35,448
Escalade, Inc.	1,451	18,645
Fox Factory Holding Corp. (a)	5,341	374,137

	Number of Shares	Value
Johnson Outdoors, Inc. Class A	708	$65,837
LCI Industries	3,590	297,252
Liberty TripAdvisor Holdings, Inc. Class A (a)	10,662	158,331
Lindblad Expeditions Holdings, Inc. (a)	3,182	47,316
Malibu Boats, Inc. Class A (a)	3,012	164,817
Marine Products Corp.	1,141	26,117
MCBC Holdings, Inc. (a)	2,711	97,271
Nautilus, Inc. (a)	4,353	60,724
Planet Fitness, Inc. Class A (a)	13,057	705,470
The St. Joe Co. (a)	5,195	87,276
Town Sports International Holdings, Inc. (a)	2,026	17,525
Vista Outdoor, Inc. (a)	8,383	149,972

		2,885,859

Lodging — 0.3%
BBX Capital Corp.	9,524	70,668
Belmond Ltd. Class A (a)	13,170	240,352
Bluegreen Vacations Corp. (b)	1,039	18,588
Boyd Gaming Corp.	12,101	409,619
Century Casinos, Inc. (a)	4,154	30,989
The Marcus Corp.	2,843	119,548
Red Lion Hotels Corp. (a)	2,373	29,663

		919,427

Office Furnishings — 0.4%
CompX International, Inc.	155	2,108
Herman Miller, Inc.	8,742	335,693
HNI Corp.	6,383	282,384
Interface, Inc.	8,678	202,631
Kimball International, Inc. Class B	5,372	89,981
Knoll, Inc.	7,122	167,011
Steelcase, Inc. Class A	12,474	230,769

		1,310,577

Retail — 5.5%
Abercrombie & Fitch Co. Class A	9,989	210,968
America’s Car-Mart, Inc. (a)	899	70,302
American Eagle Outfitters, Inc.	23,807	591,128
Asbury Automotive Group, Inc. (a)	2,949	202,744
Ascena Retail Group, Inc. (a)	25,993	118,788
At Home Group, Inc. (a)	6,518	205,513
Barnes & Noble Education, Inc. (a)	5,765	33,206
Barnes & Noble, Inc.	8,716	50,553
Bassett Furniture Industries, Inc.	1,472	31,280
Beacon Roofing Supply, Inc. (a)	10,015	362,443
Bed Bath & Beyond, Inc.	19,892	298,380
Big 5 Sporting Goods Corp. (b)	2,770	14,127
Big Lots, Inc.	5,923	247,522
Biglari Holdings, Inc. (a)	138	25,026
Biglari Holdings, Inc. Class A (a)	13	11,986
BJ’s Restaurants, Inc.	3,045	219,849

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BJ’s Wholesale Club Holdings, Inc. (a)	6,429	$172,169
Bloomin’ Brands, Inc.	12,309	243,595
BMC Stock Holdings, Inc. (a)	9,899	184,616
Bojangles’, Inc. (a)	2,581	40,522
Boot Barn Holdings, Inc. (a)	4,072	115,686
Brinker International, Inc. (b)	6,448	301,315
The Buckle, Inc. (b)	4,271	98,447
Caleres, Inc.	6,169	221,220
Cannae Holdings, Inc. (a)	10,182	213,313
Carrols Restaurant Group, Inc. (a)	5,145	75,117
Carvana Co. (a) (b)	4,771	281,918
The Cato Corp. Class A	3,392	71,300
The Cheesecake Factory, Inc. (b)	6,279	336,178
Chico’s FAS, Inc.	18,758	162,632
The Children’s Place, Inc.	2,383	304,547
Chuy’s Holdings, Inc. (a)	2,512	65,940
Citi Trends, Inc.	1,832	52,707
Conn’s, Inc. (a)	2,906	102,727
The Container Store Group, Inc. (a)	2,380	26,418
Cracker Barrel Old Country Store, Inc. (b)	2,847	418,879
Dave & Buster’s Entertainment, Inc.	5,855	387,718
Del Frisco’s Restaurant Group, Inc. (a)	4,921	40,844
Del Taco Restaurants, Inc. (a)	4,716	55,696
Denny’s Corp. (a)	9,117	134,202
Dillard’s, Inc. Class A (b)	1,733	132,297
Dine Brands Global, Inc.	2,462	200,185
DSW, Inc. Class A	10,078	341,443
Duluth Holdings, Inc. Class B (a) (b)	1,258	39,577
El Pollo Loco Holdings, Inc. (a)	3,057	38,365
Express, Inc. (a)	10,605	117,291
EZCORP, Inc. Class A (a)	7,293	78,035
Fiesta Restaurant Group, Inc. (a)	3,528	94,374
FirstCash, Inc.	6,407	525,374
Five Below, Inc. (a)	8,047	1,046,593
Foundation Building Materials, Inc. (a)	2,199	27,422
Francesca’s Holdings Corp. (a)	4,988	18,505
Freshpet, Inc. (a)	3,858	141,589
Gaia, Inc. (a)	1,753	26,996
GameStop Corp. Class A (b)	14,718	224,744
Genesco, Inc. (a)	2,875	135,412
GMS, Inc. (a)	4,792	111,174
GNC Holdings, Inc. Class A (a) (b)	12,478	51,659
Group 1 Automotive, Inc.	2,830	183,667
Guess?, Inc.	8,451	190,993
The Habit Restaurants, Inc. Class A (a)	3,002	47,882
Haverty Furniture Cos., Inc.	2,839	62,742
Hibbett Sports, Inc. (a) (b)	2,754	51,775
Hudson Ltd. Class A (a)	5,864	132,292
J Alexander’s Holdings, Inc. (a)	1,836	21,848
J. Jill, Inc. (a)	2,431	15,024
Jack in the Box, Inc.	4,020	336,997
JC Penney Co., Inc. (a) (b)	46,844	77,761

	Number of Shares	Value
Kirkland’s, Inc. (a)	2,446	$24,680
La-Z-Boy, Inc.	6,864	216,902
Lithia Motors, Inc. Class A (b)	3,390	276,827
The Lovesac Co. (a)	530	13,239
Lumber Liquidators Holdings, Inc. (a) (b)	4,263	66,034
MarineMax, Inc. (a)	3,846	81,728
Movado Group, Inc.	2,333	97,753
Nathan’s Famous, Inc.	423	34,855
National Vision Holdings, Inc. (a)	7,129	321,803
New York & Co., Inc. (a)	4,052	15,641
Noodles & Co. (a) (b)	2,068	25,023
Office Depot, Inc.	81,576	261,859
Ollie’s Bargain Outlet Holdings, Inc. (a)	7,321	703,548
Papa John’s International, Inc. (b)	3,258	167,070
Party City Holdco, Inc. (a)	8,375	113,481
PC Connection, Inc.	1,663	64,674
PetIQ, Inc. (a) (b)	1,651	64,901
PetMed Express, Inc. (b)	2,948	97,313
Pier 1 Imports, Inc.	12,697	19,046
Potbelly Corp. (a)	3,305	40,652
PriceSmart, Inc.	3,243	262,521
Red Robin Gourmet Burgers, Inc. (a)	1,891	75,924
Regis Corp. (a)	5,236	106,971
RH (a) (b)	2,832	371,020
Rite Aid Corp. (a) (b)	154,656	197,960
Rush Enterprises, Inc. Class A	4,414	173,514
Rush Enterprises, Inc. Class B	633	25,250
Ruth’s Hospitality Group, Inc.	4,243	133,867
Sally Beauty Holdings, Inc. (a)	17,783	327,029
Sears Holdings Corp. (a) (b)	5,690	5,507
Shake Shack, Inc. Class A (a)	3,622	228,222
Shoe Carnival, Inc.	1,557	59,945
Signet Jewelers Ltd.	8,713	574,448
Sonic Automotive, Inc. Class A	3,555	68,789
Sonic Corp.	5,114	221,641
Sportsman’s Warehouse Holdings, Inc. (a) (b)	5,635	32,965
Tailored Brands, Inc. (b)	7,292	183,685
Texas Roadhouse, Inc.	10,004	693,177
Tile Shop Holdings, Inc.	6,049	43,250
Tilly’s, Inc. Class A	2,195	41,595
Vera Bradley, Inc. (a)	3,375	51,503
Wingstop, Inc.	4,267	291,308
Winmark Corp.	369	61,254
World Fuel Services Corp.	9,835	272,233
Zoe’s Kitchen, Inc. (a)	2,764	35,158
Zumiez, Inc. (a)	2,698	71,092

		18,590,394

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	6,527	286,209

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textiles — 0.1%
Culp, Inc.	1,656	$40,075
UniFirst Corp.	2,258	392,102

		432,177

Toys, Games & Hobbies — 0.0%
Funko, Inc. (a) (b)	1,581	37,454

		42,982,718

Consumer, Non-cyclical — 22.2%
Agriculture — 0.3%
22nd Century Group, Inc. (a)	17,469	49,088
Alico, Inc.	520	17,576
The Andersons, Inc.	3,995	150,412
Cadiz, Inc. (a) (b)	3,219	35,892
Limoneira Co.	2,201	57,468
Pyxus International, Inc. (a)	1,173	26,979
Tejon Ranch Co. (a)	3,071	66,671
Turning Point Brands, Inc.	1,197	49,628
Universal Corp.	3,624	235,560
Vector Group Ltd. (b)	14,990	206,559

		895,833

Beverages — 0.3%
The Boston Beer Co., Inc. Class A (a)	1,234	354,775
Celsius Holdings, Inc. (a) (b)	3,203	12,908
Coca-Cola Bottling Co. Consolidated	698	127,232
Craft Brew Alliance, Inc. (a)	1,887	30,853
Farmer Brothers Co. (a)	1,508	39,811
MGP Ingredients, Inc. (b)	1,943	153,458
National Beverage Corp. (a) (b)	1,728	201,519
Primo Water Corp. (a)	4,836	87,290

		1,007,846

Biotechnology — 5.3%
Abeona Therapeutics, Inc. (a) (b)	4,526	57,933
ACADIA Pharmaceuticals, Inc. (a) (b)	14,465	300,293
Acceleron Pharma, Inc. (a)	5,686	325,410
Achillion Pharmaceuticals, Inc. (a)	19,907	73,258
Acorda Therapeutics, Inc. (a)	6,406	125,878
ADMA Biologics, Inc. (a)	2,648	16,444
Aduro Biotech, Inc. (a)	9,406	69,134
Adverum Biotechnologies, Inc. (a)	8,108	49,053
Agenus, Inc. (a) (b)	13,629	29,166
Albireo Pharma, Inc. (a)	1,368	45,089
Alder Biopharmaceuticals, Inc. (a)	8,564	142,591
Aldeyra Therapeutics, Inc. (a)	2,604	35,935
Allakos, Inc. (a)	1,227	55,203
Allena Pharmaceuticals, Inc. (a)	1,623	17,431
AMAG Pharmaceuticals, Inc. (a)	5,064	101,280
Amicus Therapeutics, Inc. (a) (b)	27,816	336,295
AnaptysBio, Inc. (a)	2,800	279,356
ANI Pharmaceuticals, Inc. (a)	1,188	67,170
Aptinyx, Inc. (a)	1,971	57,080

	Number of Shares	Value
Aratana Therapeutics, Inc. (a)	6,954	$40,611
Arbutus Biopharma Corp. (a) (b)	5,281	49,905
Arcus Biosciences, Inc. (a) (b)	1,403	19,558
Ardelyx, Inc. (a)	6,536	28,432
Arena Pharmaceuticals, Inc. (a)	7,293	335,624
Arqule, Inc. (a)	16,004	90,583
Arrowhead Pharmaceuticals, Inc. (a) (b)	12,791	245,203
Arsanis, Inc. (a)	644	1,043
Assembly Biosciences, Inc. (a)	3,110	115,505
Atara Biotherapeutics, Inc. (a)	6,184	255,708
Audentes Therapeutics, Inc. (a)	4,801	190,072
AVEO Pharmaceuticals, Inc. (a) (b)	15,261	50,514
Avid Bioservices, Inc. (a)	7,560	51,862
Avrobio, Inc. (a) (b)	903	46,839
Bellicum Pharmaceuticals, Inc. (a)	6,003	36,978
BioCryst Pharmaceuticals, Inc. (a)	16,126	123,041
Biohaven Pharmaceutical Holding Co. Ltd. (a)	4,197	157,597
BioTime, Inc. (a) (b)	13,337	31,342
Blueprint Medicines Corp. (a)	6,075	474,214
Calithera Biosciences, Inc. (a)	4,751	24,943
Calyxt, Inc. (a) (b)	839	12,812
Cambrex Corp. (a)	4,834	330,646
Cara Therapeutics, Inc. (a)	4,818	115,391
CASI Pharmaceuticals, Inc. (a) (b)	7,416	34,633
Cellular Biomedicine Group, Inc. (a) (b)	1,775	32,216
ChemoCentryx, Inc. (a)	3,303	41,750
ChromaDex Corp. (a)	5,388	23,115
Clearside Biomedical, Inc. (a)	3,911	24,053
Cohbar, Inc. (a) (b)	3,851	16,598
Constellation Pharmaceuticals, Inc. (a)	632	4,253
Corvus Pharmaceuticals, Inc. (a) (b)	1,943	16,671
Crinetics Pharmaceuticals, Inc. (a)	1,034	29,624
CTI BioPharma Corp. (a) (b)	7,151	15,446
Cue Biopharma, Inc. (a) (b)	2,478	22,426
Cymabay Therapeutics, Inc. (a)	8,712	96,529
CytomX Therapeutics, Inc. (a)	6,583	121,786
Deciphera Pharmaceuticals, Inc. (a)	1,301	50,375
Denali Therapeutics, Inc. (a) (b)	6,734	146,397
Dicerna Pharmaceuticals, Inc. (a)	6,695	102,166
Dynavax Technologies Corp. (a) (b)	9,181	113,844
Editas Medicine, Inc. (a)	6,708	213,449
Eidos Therapeutics, Inc. (a)	1,092	10,898
ElectroCore LLC (a) (b)	900	12,600
Eloxx Pharmaceuticals, Inc. (a) (b)	3,388	57,732
Emergent BioSolutions, Inc. (a)	6,536	430,265
Endocyte, Inc. (a) (b)	9,550	169,608
Enzo Biochem, Inc. (a)	6,574	27,085
Epizyme, Inc. (a)	7,801	82,691
Esperion Therapeutics, Inc. (a) (b)	3,363	149,216
Evelo Biosciences, Inc. (a) (b)	751	9,147
Fate Therapeutics, Inc. (a)	7,466	121,621
FibroGen, Inc. (a)	10,985	667,339

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Five Prime Therapeutics, Inc. (a)	4,981	$69,336
Fortress Biotech, Inc. (a) (b)	4,680	7,488
Forty Seven, Inc. (a)	1,223	18,247
Geron Corp. (a) (b)	24,907	43,836
GlycoMimetics, Inc. (a)	5,093	73,339
GTx, Inc. (a) (b)	781	1,226
Halozyme Therapeutics, Inc. (a)	18,335	333,147
Harvard Bioscience, Inc. (a)	5,478	28,760
Helius Medical Technologies, Inc. (a) (b)	2,284	22,360
Homology Medicines, Inc. (a) (b)	1,610	36,805
Idera Pharmaceuticals, Inc. (a)	2,687	23,941
ImmunoGen, Inc. (a)	21,192	200,688
Immunomedics, Inc. (a) (b)	20,947	436,326
Innovate Biopharmaceuticals, Inc. (a)	2,588	17,676
Innoviva, Inc. (a)	10,124	154,290
Inovio Pharmaceuticals, Inc. (a)	12,345	68,638
Insmed, Inc. (a)	11,254	227,556
Intellia Therapeutics, Inc. (a) (b)	4,884	139,780
Intercept Pharmaceuticals, Inc. (a) (b)	3,218	406,626
Intrexon Corp. (a) (b)	10,881	187,371
Iovance Biotherapeutics, Inc. (a)	12,074	135,833
Karyopharm Therapeutics, Inc. (a)	7,128	121,390
Kezar Life Sciences, Inc. (a)	773	16,550
Kindred Biosciences, Inc. (a)	4,600	64,170
Kiniksa Pharmaceuticals Ltd. Class A (a)	967	24,659
Lexicon Pharmaceuticals, Inc. (a) (b)	6,244	66,623
Ligand Pharmaceuticals, Inc. (a)	3,085	846,802
Liquidia Technologies, Inc. (a)	730	20,024
Loxo Oncology, Inc. (a)	3,965	677,341
MacroGenics, Inc. (a)	5,769	123,687
Magenta Therapeutics, Inc. (a)	623	7,482
Marrone Bio Innovations, Inc. (a)	7,629	13,961
The Medicines Co. (a) (b)	10,113	302,480
MeiraGTx Holdings PLC (a)	572	7,779
Menlo Therapeutics, Inc. (a)	1,451	14,292
Molecular Templates, Inc. (a)	1,267	6,829
Mustang Bio, Inc. (a)	2,335	13,893
Myriad Genetics, Inc. (a)	9,803	450,938
NantKwest, Inc. (a) (b)	4,028	14,904
NeoGenomics, Inc. (a)	9,385	144,060
Neon Therapeutics, Inc. (a)	965	8,241
NewLink Genetics Corp. (a)	4,003	9,567
Novavax, Inc. (a) (b)	55,463	104,270
Nymox Pharmaceutical Corp. (a) (b)	4,516	11,109
Omeros Corp. (a) (b)	6,734	164,377
Organovo Holdings, Inc. (a) (b)	17,916	20,603
Ovid therapeutics, Inc. (a)	1,975	11,198
Pacific Biosciences of California, Inc. (a) (b)	17,854	96,590
Palatin Technologies, Inc. (a)	30,377	30,301
PDL BioPharma, Inc. (a)	21,033	55,317

	Number of Shares	Value
Pfenex, Inc. (a)	4,234	$21,636
Pieris Pharmaceuticals, Inc. (a)	7,812	43,747
PolarityTE, Inc. (a) (b)	1,483	28,325
Prothena Corp. PLC (a)	5,823	76,165
PTC Therapeutics, Inc. (a)	6,652	312,644
Puma Biotechnology, Inc. (a)	4,279	196,192
Radius Health, Inc. (a) (b)	5,954	105,981
REGENXBIO, Inc. (a)	4,667	352,358
Replimune Group, Inc. (a)	1,115	17,952
resTORbio, Inc. (a) (b)	1,151	17,426
Retrophin, Inc. (a)	5,981	171,834
Rigel Pharmaceuticals, Inc. (a)	24,935	80,041
RTI Surgical, Inc. (a)	8,619	38,786
Rubius Therapeutics, Inc. (a) (b)	1,809	43,416
Sangamo Therapeutics, Inc. (a)	14,905	252,640
Savara, Inc. (a)	4,251	47,441
Scholar Rock Holding Corp. (a)	925	23,819
Selecta Biosciences, Inc. (a)	2,751	42,778
Sienna Biopharmaceuticals, Inc. (a) (b)	2,284	33,849
Solid Biosciences, Inc. (a)	1,798	84,830
Spark Therapeutics, Inc. (a) (b)	4,621	252,076
Spectrum Pharmaceuticals, Inc. (a)	14,866	249,749
Stemline Therapeutics, Inc. (a)	4,234	70,284
Surface Oncology, Inc. (a) (b)	1,017	11,126
Syndax Pharmaceuticals, Inc. (a)	2,076	16,774
Synlogic, Inc. (a)	2,381	33,834
Theravance Biopharma, Inc. (a) (b)	6,299	205,788
Tocagen, Inc. (a) (b)	2,725	42,483
Translate Bio, Inc. (a)	1,466	14,660
Tyme Technologies, Inc. (a) (b)	5,880	16,346
Ultragenyx Pharmaceutical, Inc. (a)	6,908	527,357
UNITY Biotechnology, Inc. (a) (b)	707	11,517
Unum Therapeutics, Inc. (a) (b)	497	5,119
Veracyte, Inc. (a)	4,214	40,244
Verastem, Inc. (a) (b)	10,146	73,559
Vericel Corp. (a)	6,341	89,725
Viking Therapeutics, Inc. (a)	7,644	133,158
WaVe Life Sciences Ltd. (a)	2,604	130,200
XOMA Corp. (a) (b)	799	14,038
ZIOPHARM Oncology, Inc. (a) (b)	19,228	61,530
Zomedica Pharmaceuticals Corp. (a)	5,538	10,356

		17,940,444

Commercial Services — 4.7%
Aaron’s, Inc.	10,205	555,764
ABM Industries, Inc.	9,722	313,535
Acacia Research Corp. (a)	7,629	24,413
Adtalem Global Education, Inc. (a)	8,858	426,956
American Public Education, Inc. (a)	2,319	76,643
AMN Healthcare Services, Inc. (a)	6,933	379,235
Arlo Technologies, Inc. (a) (b)	1,769	25,668
ASGN, Inc. (a)	7,495	591,580

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Avis Budget Group, Inc. (a)	9,860	$316,900
Barrett Business Services, Inc.	1,033	68,984
BG Staffing, Inc.	1,239	33,701
BrightView Holdings, Inc. (a)	3,666	58,839
The Brink’s Co.	7,430	518,242
CAI International, Inc. (a)	2,557	58,479
Cambium Learning Group, Inc. (a)	2,064	24,438
Cardtronics PLC Class A (a)	5,832	184,524
Care.com, Inc. (a)	2,867	63,389
Career Education Corp. (a)	9,980	149,001
Carriage Services, Inc.	2,634	56,763
CBIZ, Inc. (a)	7,585	179,765
Chegg, Inc. (a)	15,978	454,255
Cimpress NV (a)	3,236	442,070
Corvel Corp. (a)	1,323	79,711
CRA International, Inc.	1,143	57,401
Cross Country Healthcare, Inc. (a)	5,401	47,151
Deluxe Corp.	7,067	402,395
Emerald Expositions Events, Inc.	3,625	59,740
Ennis, Inc.	3,861	78,957
Everi Holdings, Inc. (a)	9,554	87,610
EVERTEC, Inc.	8,952	215,743
Evo Payments, Inc. Class A (a)	2,406	57,503
Franklin Covey Co. (a)	1,415	33,465
FTI Consulting, Inc. (a)	5,592	409,278
Great Lakes Dredge & Dock Corp. (a)	8,272	51,286
Green Dot Corp. Class A (a)	7,117	632,132
The Hackett Group, Inc.	3,543	71,391
Healthcare Services Group, Inc. (b)	10,954	444,951
HealthEquity, Inc. (a)	7,985	753,864
Heidrick & Struggles International, Inc.	2,767	93,663
Herc Holdings, Inc. (a)	3,529	180,685
Hertz Global Holdings, Inc. (a)	8,057	131,571
HMS Holdings Corp. (a)	12,168	399,232
Huron Consulting Group, Inc. (a)	3,250	160,550
I3 Verticals, Inc. Class A (a)	1,145	26,312
ICF International, Inc.	2,656	200,395
Insperity, Inc.	5,659	667,479
K12, Inc. (a)	5,455	96,554
Kelly Services, Inc. Class A	4,628	111,211
Kforce, Inc.	3,409	128,178
Korn/Ferry International	8,449	416,029
Laureate Education, Inc. Class A (a)	12,350	190,684
LSC Communications, Inc.	4,851	53,652
Matthews International Corp. Class A	4,584	229,888
Medifast, Inc.	1,717	380,401
MoneyGram International, Inc. (a)	4,673	25,001
Monro, Inc.	4,673	325,241
National Research Corp. Class A	1,622	62,609
Navigant Consulting, Inc.	6,596	152,104
Nutrisystem, Inc.	4,327	160,315
Paylocity Holding Corp. (a)	4,258	342,003
PFSweb, Inc. (a)	2,129	15,755

	Number of Shares	Value
PRGX Global, Inc. (a)	3,203	$27,866
Quad/Graphics, Inc.	4,619	96,260
Reis, Inc.	1,341	30,843
Rent-A-Center, Inc. (a)	6,616	95,138
Resources Connection, Inc.	4,334	71,944
RR Donnelley & Sons Co.	10,478	56,581
SEACOR Marine Holdings, Inc. (a)	2,499	56,552
ServiceSource International, Inc. (a)	11,780	33,573
Sotheby’s (a)	5,475	269,315
SP Plus Corp. (a)	3,331	121,582
Strategic Education, Inc.	3,090	423,423
Team, Inc. (a) (b)	4,379	98,528
Textainer Group Holdings Ltd. (a)	4,047	51,802
Travelport Worldwide Ltd.	18,434	310,982
TriNet Group, Inc. (a)	6,409	360,955
TrueBlue, Inc. (a)	5,910	153,956
Vectrus, Inc. (a)	1,684	52,524
Viad Corp.	2,989	177,098
Weight Watchers International, Inc. (a)	5,662	407,607
Willdan Group, Inc. (a)	1,176	39,937

		15,971,700

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co. (a)	7,923	366,280
elf Beauty, Inc. (a) (b)	3,344	42,569
Inter Parfums, Inc.	2,552	164,477
Revlon, Inc. Class A (a) (b)	1,260	28,098

		601,424

Foods — 1.3%
B&G Foods, Inc. (b)	9,657	265,085
Cal-Maine Foods, Inc.	4,581	221,262
Calavo Growers, Inc. (b)	2,329	224,981
The Chefs’ Warehouse, Inc. (a)	3,162	114,939
Darling Ingredients, Inc. (a)	24,073	465,090
Dean Foods Co.	13,494	95,807
Fresh Del Monte Produce, Inc.	4,467	151,387
Hostess Brands, Inc. (a)	14,495	160,460
Ingles Markets, Inc. Class A	2,063	70,658
J&J Snack Foods Corp.	2,227	336,032
John B Sanfilippo & Son, Inc.	1,251	89,296
Lancaster Colony Corp.	2,792	416,594
Performance Food Group Co. (a)	14,960	498,168
Sanderson Farms, Inc.	2,999	310,007
Seneca Foods Corp. Class A (a)	1,085	36,565
The Simply Good Foods Co. (a)	8,854	172,210
Smart & Final Stores, Inc. (a)	3,617	20,617
SpartanNash Co.	5,288	106,077
SUPERVALU, Inc. (a)	5,599	180,400
Tootsie Roll Industries, Inc. (b)	2,438	71,311
United Natural Foods, Inc. (a)	7,402	221,690
Village Super Market, Inc. Class A	1,229	33,429
Weis Markets, Inc.	1,440	62,496

		4,324,561

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 4.1%
Accelerate Diagnostics, Inc. (a) (b)	3,804	$87,302
Accuray, Inc. (a)	12,299	55,345
AngioDynamics, Inc. (a)	5,424	117,918
AtriCure, Inc. (a)	4,930	172,698
Atrion Corp.	210	145,908
Avanos Medical, Inc. (a)	6,930	474,705
AxoGen, Inc. (a)	4,998	184,176
BioTelemetry, Inc. (a)	4,768	307,298
Cardiovascular Systems, Inc. (a)	4,772	186,776
CareDx, Inc. (a)	4,911	141,682
Celcuity, Inc. (a)	815	23,439
Cerus Corp. (a)	19,540	140,883
CONMED Corp.	3,703	293,352
CryoLife, Inc. (a)	5,231	184,131
Cutera, Inc. (a)	2,040	66,402
CytoSorbents Corp. (a) (b)	4,410	56,889
Endologix, Inc. (a)	11,769	22,479
FONAR Corp. (a)	934	23,257
GenMark Diagnostics, Inc. (a)	7,768	57,095
Genomic Health, Inc. (a)	3,094	217,261
Glaukos Corp. (a) (b)	4,850	314,765
Globus Medical, Inc. Class A (a)	10,710	607,900
Haemonetics Corp. (a)	7,651	876,652
Inogen, Inc. (a)	2,603	635,444
Inspire Medical Systems, Inc. (a)	1,151	48,434
Integer Holdings Corp. (a)	4,571	379,164
Intersect ENT, Inc. (a)	4,459	128,196
Invacare Corp.	4,775	69,476
iRadimed Corp. (a) (b)	490	18,204
iRhythm Technologies, Inc. (a)	3,555	336,516
K2M Group Holdings, Inc. (a)	6,056	165,753
Lantheus Holdings, Inc. (a)	5,416	80,969
LeMaitre Vascular, Inc.	2,286	88,560
LivaNova PLC (a)	7,179	889,981
Luminex Corp.	6,091	184,618
Meridian Bioscience, Inc.	6,037	89,951
Merit Medical Systems, Inc. (a)	7,860	482,997
MiMedx Group, Inc. (a) (b)	15,319	94,671
NanoString Technologies, Inc. (a)	3,726	66,435
Natus Medical, Inc. (a)	4,737	168,874
Nevro Corp. (a)	4,277	243,789
Novocure Ltd. (a)	10,842	568,121
NuVasive, Inc. (a)	7,597	539,235
Nuvectra Corp. (a)	2,078	45,674
NxStage Medical, Inc. (a)	9,542	266,126
OPKO Health, Inc. (a) (b)	47,270	163,554
OraSure Technologies, Inc. (a)	8,849	136,717
Orthofix Medical, Inc. (a)	2,569	148,514
OrthoPediatrics Corp. (a) (b)	1,062	38,912
Oxford Immunotec Global PLC (a)	3,736	60,635
Patterson Cos., Inc.	12,035	294,256
Pulse Biosciences, Inc. (a) (b)	1,488	21,115

	Number of Shares	Value
Quanterix Corp. (a)	1,264	$27,075
Quidel Corp. (a)	5,039	328,392
Repligen Corp. (a)	5,743	318,507
Rockwell Medical, Inc. (a) (b)	7,046	29,734
SeaSpine Holdings Corp. (a)	1,826	28,413
Sientra, Inc. (a)	3,398	81,144
STAAR Surgical Co. (a)	6,475	310,800
Surmodics, Inc. (a)	1,905	142,208
T2 Biosystems, Inc. (a) (b)	4,618	34,404
Tactile Systems Technology, Inc. (a)	2,593	184,233
Tandem Diabetes Care, Inc. (a)	7,512	321,814
TransEnterix, Inc. (a) (b)	23,544	136,555
Utah Medical Products, Inc.	503	47,383
Varex Imaging Corp. (a)	5,610	160,783
ViewRay, Inc. (a)	8,898	83,285
Wright Medical Group NV (a)	18,269	530,166

		13,978,100

Health Care – Services — 1.7%
AAC Holdings, Inc. (a) (b)	1,879	14,337
Addus HomeCare Corp. (a)	1,401	98,280
Amedisys, Inc. (a)	3,941	492,467
American Renal Associates Holdings, Inc. (a)	1,965	42,542
Apollo Medical Holdings, Inc. (a) (b)	502	11,079
Brookdale Senior Living, Inc. (a)	27,460	269,932
Capital Senior Living Corp. (a)	3,614	34,116
Civitas Solutions, Inc. (a)	2,347	34,618
Community Health Systems, Inc. (a) (b)	12,813	44,333
The Ensign Group, Inc.	7,234	274,313
Evolus, Inc. (a)	1,348	25,100
Genesis Healthcare, Inc. (a)	7,826	10,565
Invitae Corp. (a)	9,679	161,930
LHC Group, Inc. (a)	4,354	448,418
LifePoint Health, Inc. (a)	5,263	338,937
Magellan Health, Inc. (a)	3,613	260,317
Medpace Holdings, Inc. (a)	3,209	192,251
Natera, Inc. (a)	4,862	116,396
National HealthCare Corp.	1,780	134,159
Neuronetics, Inc. (a)	947	30,361
The Providence Service Corp. (a)	1,628	109,532
Quorum Health Corp. (a)	4,638	27,179
R1 RCM, Inc. (a)	15,119	153,609
RadNet, Inc. (a)	5,754	86,598
Select Medical Holdings Corp. (a)	15,919	292,909
Surgery Partners, Inc. (a)	2,732	45,078
Syneos Health, Inc. (a)	9,111	469,672
Teladoc Health, Inc. (a) (b)	9,885	853,570
Tenet Healthcare Corp. (a)	12,296	349,944
Tivity Health, Inc. (a)	5,864	188,528
Triple-S Management Corp. Class B (a)	3,191	60,278

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
U.S. Physical Therapy, Inc.	1,828	$216,801

		5,888,149

Household Products & Wares — 0.4%
Acco Brands Corp.	15,302	172,913
Central Garden & Pet Co. (a)	1,511	54,456
Central Garden & Pet Co. Class A (a)	5,986	198,376
Helen of Troy Ltd. (a)	3,906	511,295
WD-40 Co. (b)	2,019	347,470

		1,284,510

Pharmaceuticals — 3.9%
Achaogen, Inc. (a)	4,392	17,524
Aclaris Therapeutics, Inc. (a)	3,887	56,439
Adamas Pharmaceuticals, Inc. (a) (b)	3,185	63,764
Aeglea BioTherapeutics, Inc. (a)	2,281	21,829
Aerie Pharmaceuticals, Inc. (a)	5,226	321,660
Aimmune Therapeutics, Inc. (a)	6,362	173,555
Akcea Therapeutics, Inc. (a) (b)	1,903	66,643
Akebia Therapeutics, Inc. (a)	7,343	64,839
Akorn, Inc. (a)	13,720	178,086
Amneal Pharmaceuticals, Inc. (a)	12,770	283,366
Amphastar Pharmaceuticals, Inc. (a)	5,323	102,415
Ampio Pharmaceuticals, Inc. (a) (b)	17,128	8,701
Anika Therapeutics, Inc. (a)	2,105	88,789
Antares Pharma, Inc. (a)	21,294	71,548
Apellis Pharmaceuticals, Inc. (a)	5,374	95,550
Aquestive Therapeutics, Inc. (a)	787	13,780
Array BioPharma, Inc. (a)	29,956	455,331
Assertio Therapeutics, Inc. (a)	8,604	50,592
Athenex, Inc. (a) (b)	6,509	101,150
Athersys, Inc. (a) (b)	17,362	36,460
BioScrip, Inc. (a)	18,752	58,131
BioSpecifics Technologies Corp. (a)	856	50,067
Catalyst Biosciences, Inc. (a)	1,662	17,916
Catalyst Pharmaceuticals, Inc. (a)	14,490	54,772
Chimerix, Inc. (a)	6,318	24,577
Clovis Oncology, Inc. (a)	6,997	205,502
Coherus Biosciences, Inc. (a)	7,663	126,439
Collegium Pharmaceutical, Inc. (a) (b)	4,256	62,733
Concert Pharmaceuticals, Inc. (a)	3,172	47,072
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	7,200	54,360
Corcept Therapeutics, Inc. (a)	14,355	201,257
Corium International, Inc. (a) (b)	4,049	38,506
Cytokinetics, Inc. (a)	6,774	66,724
Dermira, Inc. (a)	5,184	56,506
Diplomat Pharmacy, Inc. (a)	8,339	161,860
Dova Pharmaceuticals, Inc. (a)	1,766	37,033
Durect Corp. (a)	21,938	24,132
Eagle Pharmaceuticals, Inc. (a) (b)	1,576	109,264
Enanta Pharmaceuticals, Inc. (a)	2,462	210,403
Endo International PLC (a)	32,922	554,077
Fennec Pharmaceuticals, Inc. (a) (b)	1,586	13,005

	Number of Shares	Value
Flexion Therapeutics, Inc. (a) (b)	4,960	$92,802
G1 Therapeutics, Inc. (a)	3,073	160,687
Global Blood Therapeutics, Inc. (a)	7,341	278,958
Heron Therapeutics, Inc. (a)	10,161	321,596
Heska Corp. (a)	990	112,177
Horizon Pharma PLC (a)	24,291	475,618
Immune Design Corp. (a)	5,115	17,647
Insys Therapeutics, Inc. (a) (b)	3,812	38,425
Intra-Cellular Therapies, Inc. (a)	6,585	142,894
Ironwood Pharmaceuticals, Inc. (a)	20,356	375,772
Jounce Therapeutics, Inc. (a)	2,327	15,126
Kadmon Holdings, Inc. (a) (b)	14,804	49,445
Kala Pharmaceuticals, Inc. (a)	1,630	16,088
Keryx Biopharmaceuticals, Inc. (a) (b)	13,895	47,243
Kura Oncology, Inc. (a)	4,193	73,377
La Jolla Pharmaceutical Co. (a) (b)	3,097	62,343
Lannett Co., Inc. (a) (b)	4,075	19,356
Madrigal Pharmaceuticals, Inc. (a) (b)	1,022	218,841
Mallinckrodt PLC (a)	12,094	354,475
MannKind Corp. (a) (b)	21,345	39,061
Marinus Pharmaceuticals, Inc. (a) (b)	5,551	55,510
MediciNova, Inc. (a) (b)	6,010	75,065
Melinta Therapeutics, Inc. (a)	5,233	20,670
Mersana Therapeutics, Inc. (a) (b)	1,743	17,430
Minerva Neurosciences, Inc. (a)	4,589	57,592
Miragen Therapeutics, Inc. (a)	3,591	20,038
Mirati Therapeutics, Inc. (a) (b)	2,974	140,075
Momenta Pharmaceuticals, Inc. (a)	11,275	296,532
MyoKardia, Inc. (a)	5,020	327,304
Natural Grocers by Vitamin Cottage, Inc. (a)	1,412	23,849
Natural Health Trends Corp.	1,130	26,306
Nature’s Sunshine Products, Inc. (a)	1,115	9,756
Neogen Corp. (a)	7,419	530,681
Neos Therapeutics, Inc. (a) (b)	3,890	18,866
Ocular Therapeutix, Inc. (a)	4,972	34,207
Odonate Therapeutics, Inc. (a) (b)	944	18,323
Optinose, Inc. (a)	2,855	35,488
Owens & Minor, Inc.	8,968	148,151
Pacira Pharmaceuticals, Inc. (a)	5,862	288,117
Paratek Pharmaceuticals, Inc. (a) (b)	4,705	45,638
Phibro Animal Health Corp. Class A	2,931	125,740
Portola Pharmaceuticals, Inc. (a) (b)	9,568	254,796
Prestige Consumer Healthcare, Inc. (a)	7,695	291,564
Progenics Pharmaceuticals, Inc. (a) (b)	12,483	78,268
Proteostasis Therapeutics, Inc. (a)	3,522	8,488
Ra Pharmaceuticals, Inc. (a)	2,188	39,581
Reata Pharmaceuticals, Inc. Class A (a)	2,756	225,331
Recro Pharma, Inc. (a)	2,441	17,356
Revance Therapeutics, Inc. (a)	4,825	119,901
Rhythm Pharmaceuticals, Inc. (a)	2,252	65,691
Rocket Pharmaceuticals, Inc. (a) (b)	3,068	75,534
scPharmaceuticals, Inc. (a)	1,024	6,011

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Senseonics Holdings, Inc. (a) (b)	12,612	$60,159
Seres Therapeutics, Inc. (a) (b)	3,151	23,916
SIGA Technologies, Inc. (a)	7,629	52,564
Sorrento Therapeutics, Inc. (a) (b)	16,128	70,963
Spero Therapeutics, Inc. (a)	1,107	11,635
Spring Bank Pharmaceuticals, Inc. (a) (b)	2,097	25,269
Supernus Pharmaceuticals, Inc. (a)	7,194	362,218
Synergy Pharmaceuticals, Inc. (a) (b)	36,751	62,477
Syros Pharmaceuticals, Inc. (a)	3,671	43,722
Teligent, Inc. (a) (b)	6,284	24,822
Tetraphase Pharmaceuticals, Inc. (a)	7,334	20,242
TG Therapeutics, Inc. (a) (b)	9,296	52,058
TherapeuticsMD, Inc. (a) (b)	26,988	177,041
Tricida, Inc. (a)	1,727	52,760
USANA Health Sciences, Inc. (a)	1,858	223,982
Vanda Pharmaceuticals, Inc. (a)	7,547	173,204
Verrica Pharmaceuticals, Inc. (a)	871	14,154
Vital Therapies, Inc. (a)	4,596	1,266
Voyager Therapeutics, Inc. (a)	3,154	59,674
Xencor, Inc. (a)	6,792	264,684
Xeris Pharmaceuticals, Inc. (a)	986	17,334
Zafgen, Inc. (a)	4,503	52,640
Zogenix, Inc. (a)	6,190	307,024

		13,009,955

		74,902,522

Energy — 5.0%
Coal — 0.4%
Advanced Emissions Solutions, Inc.	2,725	32,591
Arch Coal, Inc. Class A	2,689	240,397
Cloud Peak Energy, Inc. (a)	10,538	24,237
CONSOL Energy, Inc. (a)	4,124	168,300
Hallador Energy Co.	2,483	15,444
NACCO Industries, Inc. Class A	537	17,587
Peabody Energy Corp.	11,548	411,571
Ramaco Resources, Inc. (a) (b)	1,008	7,520
SunCoke Energy, Inc. (a)	9,596	111,505
Warrior Met Coal, Inc.	6,375	172,380

		1,201,532

Energy – Alternate Sources — 0.5%
Amyris, Inc. (a)	4,588	36,429
Clean Energy Fuels Corp. (a)	19,910	51,766
Enphase Energy, Inc. (a) (b)	12,533	60,785
FuelCell Energy, Inc. (a) (b)	11,400	12,198
FutureFuel Corp.	3,848	71,342
Green Plains, Inc.	5,872	100,998
Ormat Technologies, Inc.	5,852	316,652
Pattern Energy Group, Inc. Class A	11,889	236,234
Plug Power, Inc. (a) (b)	31,131	59,772
Renewable Energy Group, Inc. (a)	5,428	156,326
REX American Resources Corp. (a)	830	62,706
Sunrun, Inc. (a) (b)	14,252	177,295

	Number of Shares	Value
TerraForm Power, Inc. Class A	10,765	$124,336
TPI Composites, Inc. (a)	2,138	61,040
Vivint Solar, Inc. (a) (b)	4,893	25,444

		1,553,323

Oil & Gas — 2.5%
Abraxas Petroleum Corp. (a)	23,953	55,810
Adams Resources & Energy, Inc.	346	14,691
Alta Mesa Resources, Inc. (a) (b)	15,093	63,089
Approach Resources Inc. (a) (b)	6,715	14,974
Berry Petroleum Corp.	1,940	34,183
Bonanza Creek Energy, Inc. (a)	2,813	83,771
California Resources Corp. (a)	6,639	322,191
Callon Petroleum Co. (a)	33,722	404,327
Carrizo Oil & Gas, Inc. (a)	12,895	324,954
CVR Energy, Inc.	2,321	93,351
Delek US Holdings, Inc.	12,339	523,544
Denbury Resources, Inc. (a)	67,758	420,100
Diamond Offshore Drilling, Inc. (a) (b)	9,514	190,280
Earthstone Energy, Inc. Class A (a)	2,818	26,433
Eclipse Resources Corp. (a)	14,076	16,750
Energy XXI Gulf Coast, Inc. (a)	5,002	41,817
EP Energy Corp. Class A (a) (b)	6,853	16,036
Evolution Petroleum Corp.	3,710	40,995
Goodrich Petroleum Corp. (a)	1,215	17,059
Gulfport Energy Corp. (a)	25,647	266,985
Halcon Resources Corp. (a) (b)	19,665	87,902
HighPoint Resources Corp. (a)	16,224	79,173
Isramco, Inc. (a)	100	12,205
Jagged Peak Energy, Inc. (a) (b)	9,447	130,652
Laredo Petroleum, Inc. (a)	22,827	186,497
Lilis Energy, Inc. (a)	6,364	31,184
Mammoth Energy Services, Inc.	1,855	53,980
Matador Resources Co. (a)	15,546	513,795
Midstates Petroleum Co., Inc. (a)	2,099	18,702
Murphy USA, Inc. (a)	4,436	379,101
Noble Corp. PLC (a)	36,242	254,781
Northern Oil and Gas, Inc. (a)	28,665	114,660
Oasis Petroleum, Inc. (a)	39,572	561,131
Ocean Rig UDW, Inc. Class A (a)	8,016	277,514
Panhandle Oil & Gas, Inc. Class A	2,306	42,546
Par Pacific Holdings, Inc. (a)	4,663	95,125
PDC Energy, Inc. (a)	9,732	476,479
Penn Virginia Corp. (a)	1,821	146,663
Quintana Energy Services, Inc. (a)	799	5,865
Resolute Energy Corp. (a) (b)	3,239	122,467
Ring Energy, Inc. (a)	8,499	84,225
Rosehill Resources, Inc. (a) (b)	56	342
Rowan Cos. PLC Class A (a)	18,722	352,535
Sanchez Energy Corp. (a) (b)	11,933	27,446
SandRidge Energy, Inc. (a)	4,462	48,502
SilverBow Resources, Inc. (a)	1,102	29,390
Southwestern Energy Co. (a)	87,134	445,255

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SRC Energy, Inc. (a)	35,516	$315,737
Talos Energy, Inc. (a)	2,997	98,361
Trecora Resources (a)	3,148	44,072
Ultra Petroleum Corp. (a) (b)	24,514	27,456
Unit Corp. (a)	7,689	200,375
W&T Offshore, Inc. (a)	13,805	133,080
WildHorse Resource Development Corp. (a) (b)	3,954	93,473
Zion Oil & Gas, Inc. (a) (b)	7,460	9,549

		8,471,560

Oil & Gas Services — 1.5%
Archrock, Inc.	18,672	227,798
Basic Energy Services, Inc. (a)	2,747	27,443
Bristow Group, Inc. (a)	4,892	59,340
C&J Energy Services, Inc. (a)	9,469	196,955
CARBO Ceramics, Inc. (a) (b)	3,211	23,280
Dawson Geophysical Co. (a)	2,959	18,316
DMC Global, Inc.	2,131	86,945
Dril-Quip, Inc. (a)	5,529	288,890
Era Group, Inc. (a)	2,886	35,642
Exterran Corp. (a)	4,757	126,203
Flotek Industries, Inc. (a)	8,410	20,184
Forum Energy Technologies, Inc. (a)	11,902	123,186
Frank’s International NV	10,623	92,208
FTS International, Inc. (a)	4,902	57,795
Gulfmark Offshore, Inc. (a) (b)	611	22,790
Helix Energy Solutions Group, Inc. (a)	20,666	204,180
Independence Contract Drilling, Inc. (a)	5,386	26,607
ION Geophysical Corp. (a)	1,488	23,138
Keane Group, Inc. (a)	7,957	98,428
Key Energy Services, Inc. (a)	1,528	17,480
KLX Energy Services Holdings, Inc. (a)	2,952	94,494
Liberty Oilfield Services, Inc. Class A (b)	6,569	141,693
Matrix Service Co. (a)	3,949	97,343
McDermott International, Inc. (a)	26,359	485,796
MRC Global, Inc. (a)	12,344	231,697
Natural Gas Services Group, Inc. (a)	1,795	37,875
NCS Multistage Holdings, Inc. (a) (b)	1,448	23,907
Newpark Resources, Inc. (a)	13,264	137,282
Nine Energy Service, Inc. (a)	2,215	67,735
NOW, Inc. (a) (b)	15,853	262,367
Nuverra Environmental Solutions, Inc. (a)	270	3,002
Oceaneering International, Inc.	14,640	404,064
Oil States International, Inc. (a)	8,750	290,500
PHI, Inc. (a)	1,591	14,860
Pioneer Energy Services Corp. (a)	11,015	32,494
Profire Energy, Inc. (a)	3,314	10,572
ProPetro Holding Corp. (a)	10,409	171,644

	Number of Shares	Value
SEACOR Holdings, Inc. (a)	2,515	$124,266
Select Energy Services, Inc. Class A (a)	6,771	80,169
Smart Sand, Inc. (a) (b)	3,094	12,716
Solaris Oilfield Infrastructure, Inc. Class A (a)	3,822	72,198
Superior Energy Services, Inc. (a)	22,531	219,452
TETRA Technologies, Inc. (a)	17,723	79,931
Thermon Group Holdings, Inc. (a)	4,776	123,125
US Silica Holdings, Inc. (b)	11,498	216,507

		5,212,497

Pipelines — 0.1%
NextDecade Corp. (a) (b)	1,074	6,068
SemGroup Corp. Class A	11,607	255,934
Tellurian, Inc. (a) (b)	12,576	112,807

		374,809

		16,813,721

Financial — 23.9%
Banks — 9.2%
The The Bank of Princeton (a)	812	24,798
1st Constitution Bancorp (b)	1,032	21,362
1st Source Corp.	2,318	121,973
Access National Corp.	2,290	62,082
ACNB Corp.	1,039	38,651
Allegiance Bancshares, Inc. (a)	1,716	71,557
Amalgamated Bank Class A (a)	1,439	27,758
American National Bankshares, Inc.	1,201	46,839
Ameris Bancorp	6,255	285,854
Ames National Corp.	1,271	34,635
Arrow Financial Corp.	1,823	67,455
Atlantic Capital Bancshares, Inc. (a)	3,727	62,427
Auburn National Bancorporation, Inc.	332	12,722
BancFirst Corp.	2,657	159,287
Banco Latinoamericano de Comercio Exterior SA	4,556	95,312
The Bancorp, Inc. (a)	7,336	70,352
BancorpSouth Bank	13,872	453,614
Bank of Commerce Holdings	2,200	26,840
Bank of Marin Bancorp	1,004	84,236
The Bank of NT Butterfield & Son Ltd.	8,022	416,021
Bankwell Financial Group, Inc.	889	27,879
Banner Corp.	4,750	295,308
Bar Harbor Bankshares	2,256	64,792
Baycom Corp. (a)	1,549	41,327
BCB Bancorp, Inc.	1,937	26,827
Blue Hills Bancorp, Inc.	3,454	83,241
Boston Private Financial Holdings, Inc.	12,256	167,294
Bridge Bancorp, Inc.	2,408	79,946
Bridgewater Bancshares, Inc. (a)	694	9,036
Bryn Mawr Bank Corp.	2,933	137,558

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Business First Bancshares, Inc. (b)	1,576	$41,843
Byline Bancorp, Inc. (a)	2,454	55,706
C&F Financial Corp.	489	28,729
Cadence BanCorp	10,664	278,544
Cambridge Bancorp	550	49,495
Camden National Corp.	2,299	99,869
Capital City Bank Group, Inc.	1,631	38,068
Capstar Financial Holdings, Inc.	1,164	19,439
Carolina Financial Corp.	3,092	116,630
Cass Information Systems, Inc.	1,765	114,937
Cathay General Bancorp	11,428	473,576
CB Financial Services, Inc.	656	20,238
CBTX, Inc. (b)	2,779	98,766
CenterState Bank Corp.	13,525	379,376
Central Pacific Financial Corp.	4,233	111,878
Central Valley Community Bancorp	1,759	38,012
Century Bancorp, Inc. Class A	406	29,334
Chemical Financial Corp.	10,537	562,676
Chemung Financial Corp.	491	20,833
Citizens & Northern Corp.	1,711	44,743
City Holding Co.	2,208	169,574
Civista Bancshares, Inc.	2,022	48,710
CNB Financial Corp.	2,111	60,923
Coastal Financial Corp. (a)	937	15,929
Codorus Valley Bancorp, Inc.	1,281	40,018
Columbia Banking System, Inc.	10,814	419,259
Community Bank System, Inc.	7,419	453,078
The Community Financial Corp.	681	22,766
Community Trust Bancorp, Inc.	2,296	106,420
ConnectOne Bancorp, Inc.	4,513	107,184
County Bancorp, Inc.	767	19,252
Customers Bancorp, Inc. (a)	4,337	102,050
CVB Financial Corp.	16,449	367,142
Eagle Bancorp, Inc. (a)	4,687	237,162
Enterprise Bancorp, Inc.	1,444	49,659
Enterprise Financial Services Corp.	3,340	177,187
Equity Bancshares, Inc. Class A (a)	1,939	76,125
Esquire Financial Holdings, Inc. (a)	836	20,867
Evans Bancorp, Inc.	689	32,349
Farmers & Merchants Bancorp, Inc. /Archbold OH (b)	1,305	55,580
Farmers National Banc Corp.	3,789	57,972
FB Financial Corp.	2,398	93,954
FCB Financial Holdings, Inc. Class A (a)	6,233	295,444
Fidelity D&D Bancorp, Inc. (b)	433	29,868
Fidelity Southern Corp.	3,280	81,278
Financial Institutions, Inc.	2,268	71,215
First BanCorp (a)	31,403	285,767
First Bancorp	4,305	174,396
First Bancorp, Inc.	1,536	44,498
The First Bancshares, Inc.	1,818	70,993
First Bank/Hamilton NJ	2,510	33,007

	Number of Shares	Value
First Busey Corp.	6,426	$199,527
First Business Financial Services, Inc.	1,227	28,442
First Choice Bancorp	1,316	35,650
First Commonwealth Financial Corp.	14,675	236,855
First Community Bancshares, Inc.	2,376	80,499
First Community Corp/SC	1,007	24,369
First Connecticut Bancorp, Inc.	2,102	62,114
First Financial Bancorp	14,033	416,780
First Financial Bankshares, Inc. (b)	9,598	567,242
First Financial Corp.	1,739	87,298
First Foundation, Inc. (a)	5,635	88,019
First Guaranty Bancshares, Inc. (b)	731	18,779
First Internet Bancorp	1,451	44,183
First Interstate BancSystem, Inc. Class A	4,822	216,026
First Merchants Corp.	7,320	329,327
First Mid-Illinois Bancshares, Inc.	1,862	75,094
First Midwest Bancorp, Inc.	15,159	403,078
First Northwest Bancorp (a)	1,486	22,884
The First of Long Island Corp.	3,695	80,366
First United Corp.	958	18,010
Franklin Financial Network, Inc. (a)	1,872	73,195
Fulton Financial Corp.	25,473	424,125
German American Bancorp Inc.	3,105	109,544
Glacier Bancorp, Inc.	12,479	537,720
Great Southern Bancorp, Inc.	1,652	91,438
Great Western Bancorp, Inc.	8,703	367,180
Green Bancorp, Inc.	3,908	86,367
Guaranty Bancorp	3,786	112,444
Guaranty Bancshares, Inc.	1,089	32,920
Hancock Whitney Corp.	12,508	594,755
Hanmi Financial Corp.	4,702	117,080
HarborOne Bancorp, Inc. (a)	2,195	41,968
Heartland Financial USA, Inc.	4,308	250,079
Heritage Commerce Corp.	5,970	89,072
Heritage Financial Corp.	5,381	189,142
Hilltop Holdings, Inc.	10,604	213,883
Home BancShares, Inc.	23,538	515,482
Hope Bancorp, Inc.	18,386	297,302
Horizon Bancorp, Inc.	5,483	108,289
Howard Bancorp, Inc. (a)	2,002	35,435
IBERIABANK Corp.	8,176	665,118
Independent Bank Corp.	3,999	330,317
Independent Bank Corp.	3,195	75,562
Independent Bank Group, Inc.	3,106	205,928
International Bancshares Corp.	8,127	365,715
Investar Holding Corp.	1,357	36,435
Kearny Financial Corp.	14,247	197,321
Lakeland Bancorp, Inc.	6,635	119,762
Lakeland Financial Corp.	3,593	167,003
LCNB Corp.	1,363	25,420
LegacyTexas Financial Group, Inc.	6,992	297,859
Level One Bancorp, Inc. (b)	196	5,449
Live Oak Bancshares, Inc.	3,771	101,063

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Luther Burbank Corp.	3,044	$33,119
Macatawa Bank Corp.	3,879	45,423
MB Financial, Inc.	12,199	562,496
MBT Financial Corp.	2,714	30,668
Mercantile Bank Corp.	2,365	78,920
Merchants Bancorp	2,364	60,093
Metropolitan Bank Holding Corp. (a)	985	40,503
Mid Penn Bancorp, Inc.	661	19,268
Middlefield Banc Corp.	439	20,677
Midland States Bancorp, Inc.	3,127	100,377
MidSouth Bancorp, Inc.	2,180	33,572
MidWestOne Financial Group, Inc.	1,613	53,729
MVB Financial Corp.	1,183	21,318
National Bank Holdings Corp. Class A	4,223	158,996
National Bankshares, Inc.	993	45,132
National Commerce Corp. (a)	2,614	107,958
NBT Bancorp, Inc.	6,271	240,681
Nicolet Bankshares, Inc. (a)	1,210	65,957
Northeast Bancorp	1,053	22,850
Northrim BanCorp, Inc.	1,002	41,633
Norwood Financial Corp.	883	34,578
Oak Valley Bancorp	974	19,139
OFG Bancorp	6,367	102,827
Ohio Valley Banc Corp.	582	21,330
Old Line Bancshares, Inc.	2,279	72,108
Old National Bancorp	22,334	431,046
Old Second Bancorp, Inc.	4,338	67,022
OP Bancorp (a)	1,737	20,149
Opus Bank	2,945	80,693
Origin Bancorp, Inc.	2,567	96,648
Orrstown Financial Services, Inc.	1,129	26,870
Pacific City Financial Corp.	1,734	33,536
Pacific Mercantile Bancorp (a)	2,398	22,421
Park National Corp.	2,012	212,387
Parke Bancorp, Inc.	973	21,844
PCSB Financial Corp.	2,448	49,792
Peapack Gladstone Financial Corp.	2,740	84,639
Penns Woods Bancorp, Inc.	699	30,372
People’s Utah Bancorp	2,240	76,048
Peoples Bancorp of North Carolina, Inc.	670	19,323
Peoples Bancorp, Inc.	2,641	92,514
Peoples Financial Services Corp.	1,031	43,714
Ponce de Leon Federal Bank (a)	1,242	18,767
Preferred Bank	2,053	120,101
Premier Financial Bancorp, Inc.	1,760	32,542
Provident Bancorp, Inc. (a)	607	17,573
QCR Holdings, Inc.	1,892	77,288
RBB Bancorp	2,007	49,172
Reliant Bancorp, Inc.	1,530	39,122
Renasant Corp.	7,080	291,767
Republic Bancorp, Inc. Class A	1,390	64,079
Republic First Bancorp, Inc. (a)	6,549	46,825
S&T Bancorp, Inc.	5,065	219,618

	Number of Shares	Value
Sandy Spring Bancorp, Inc.	5,088	$200,009
SB One Bancorp (b)	1,001	25,225
Seacoast Banking Corp. of Florida (a)	6,762	197,450
Select Bancorp, Inc. (a)	1,584	19,642
ServisFirst Bancshares, Inc.	6,846	268,021
Shore Bancshares, Inc.	1,877	33,448
Sierra Bancorp	2,092	60,459
Simmons First National Corp. Class A	13,391	394,365
SmartFinancial, Inc. (a)	1,715	40,388
South State Corp.	5,401	442,882
Southern First Bancshares, Inc. (a)	1,037	40,754
Southern National Bancorp of Virginia, Inc.	2,914	47,207
Southside Bancshares, Inc.	4,884	169,963
Spirit of Texas Bancshares, Inc. (a)	292	6,304
State Bank Financial Corp.	5,539	167,167
Sterling Bancorp, Inc.	3,243	36,678
Stock Yards Bancorp, Inc.	3,177	115,325
Summit Financial Group, Inc.	1,603	37,206
Tompkins Financial Corp.	2,171	176,263
Towne Bank	9,685	298,782
TriCo Bancshares	3,753	144,941
TriState Capital Holdings, Inc. (a)	3,606	99,526
Triumph Bancorp, Inc. (a)	3,524	134,617
TrustCo Bank Corp NY	13,822	117,487
Trustmark Corp.	9,970	335,490
UMB Financial Corp.	6,697	474,817
Union Bankshares Corp.	9,689	373,317
Union Bankshares, Inc.	590	31,359
United Bankshares, Inc.	14,716	534,927
United Community Banks, Inc.	11,521	321,321
United Security Bancshares/Fresno CA	1,877	20,835
Unity Bancorp, Inc.	1,170	26,793
Univest Corp. of Pennsylvania	4,256	112,571
Valley National Bancorp	47,649	536,051
Veritex Holdings, Inc. (a)	3,447	97,412
Walker & Dunlop, Inc.	4,065	214,957
Washington Trust Bancorp, Inc.	2,220	122,766
WesBanco, Inc.	7,740	345,049
West Bancorporation, Inc.	2,312	54,332
Westamerica Bancorp. (b)	3,792	228,127
Western New England Bancorp, Inc.	4,068	43,934

		31,041,606

Diversified Financial Services — 2.2%
Aircastle Ltd.	8,290	181,634
Altisource Portfolio Solutions SA (a) (b)	1,480	47,700
Arlington Asset Investment Corp. Class A (b)	4,128	38,556
Artisan Partners Asset Management, Inc. Class A	7,046	228,290

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ashford, Inc. (a)	73	$5,539
Associated Capital Group, Inc. Class A	370	15,744
Blucora, Inc. (a)	7,022	282,635
BrightSphere Investment Group PLC	11,975	148,490
Cohen & Steers, Inc.	3,268	132,713
Cowen, Inc. (a)	4,130	67,319
Curo Group Holdings Corp. (a)	1,730	52,298
Diamond Hill Investment Group, Inc.	472	78,064
Elevate Credit, Inc. (a)	3,176	25,599
Ellie Mae, Inc. (a)	5,050	478,588
Encore Capital Group, Inc. (a)	3,816	136,804
Enova International, Inc. (a)	4,889	140,803
Federal Agricultural Mortgage Corp. Class C	1,331	96,072
Federated Investors, Inc. Class B	14,329	345,615
Focus Financial Partners, Inc. Class A (a)	2,785	132,176
FRP Holdings, Inc. (a)	1,039	64,522
Gain Capital Holdings, Inc. (b)	3,829	24,888
GAMCO Investors, Inc. Class A	609	14,263
Granite Point Mortgage Trust, Inc.	6,368	122,775
Greenhill & Co., Inc.	2,875	75,756
Hamilton Lane, Inc. Class A	2,207	97,726
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,622	163,644
HomeStreet, Inc. (a)	3,696	97,944
Houlihan Lokey, Inc.	4,929	221,460
Impac Mortgage Holdings, Inc. (a) (b)	1,367	10,239
INTL. FCStone, Inc. (a)	2,255	108,962
Investment Technology Group, Inc.	4,777	103,470
Ladder Capital Corp.	12,762	216,188
Ladenburg Thalmann Financial Services, Inc.	14,866	40,138
LendingClub Corp. (a)	46,456	180,249
LendingTree, Inc. (a) (b)	1,175	270,367
Marlin Business Services Corp.	1,321	38,111
Moelis & Co. Class A	6,574	360,255
Nelnet, Inc. Class A	2,729	156,017
Ocwen Financial Corp. (a)	17,120	67,453
On Deck Capital, Inc. (a)	7,342	55,579
Oppenheimer Holdings, Inc. Class A	1,453	45,915
PennyMac Financial Services, Inc. Class A	2,923	61,091
PHH Corp. (a)	4,721	51,884
Piper Jaffray Cos.	2,156	164,611
PJT Partners, Inc. Class A	2,924	153,071
PRA Group, Inc. (a)	6,552	235,872
Pzena Investment Management, Inc. Class A	2,750	26,235
Regional Management Corp. (a)	1,393	40,160
Siebert Financial Corp. (a)	1,039	15,221
Silvercrest Asset Management Group, Inc. Class A	1,170	16,205

	Number of Shares	Value
Stifel Financial Corp.	10,249	$525,364
TPG RE Finance Trust, Inc.	5,168	103,463
Virtus Investment Partners, Inc.	1,017	115,684
Waddell & Reed Financial, Inc. Class A	11,500	243,570
WageWorks, Inc. (a)	5,833	249,361
Westwood Holdings Group, Inc.	1,213	62,761
WisdomTree Investments, Inc.	17,176	145,652
World Acceptance Corp. (a)	914	104,525

		7,485,290

Insurance — 3.3%
Ambac Financial Group, Inc. (a)	6,654	135,875
American Equity Investment Life Holding Co.	13,162	465,408
AMERISAFE, Inc.	2,807	173,894
AmTrust Financial Services, Inc.	16,249	235,935
Argo Group International Holdings Ltd.	4,760	300,118
Citizens, Inc. (a) (b)	7,316	61,454
CNO Financial Group, Inc.	24,269	514,988
Crawford & Co. Class B	1,643	15,132
Donegal Group, Inc. Class A	1,465	20,818
eHealth, Inc. (a)	2,748	77,658
EMC Insurance Group, Inc.	1,301	32,161
Employers Holdings, Inc.	4,731	214,314
Enstar Group Ltd. (a)	1,783	371,755
Essent Group Ltd. (a)	14,180	627,465
FBL Financial Group, Inc. Class A	1,467	110,392
Fednat Holding Co.	1,743	44,412
FGL Holdings (a)	20,763	185,829
Genworth Financial, Inc. Class A (a)	74,087	308,943
Global Indemnity Ltd.	1,259	47,464
Goosehead Insurance, Inc. Class A (a) (b)	1,465	49,620
Greenlight Capital Re Ltd. Class A (a)	4,414	54,734
Hallmark Financial Services, Inc. (a)	1,911	21,021
HCI Group, Inc.	1,076	47,075
Health Insurance Innovations, Inc. Class A (a)	1,882	116,025
Heritage Insurance Holdings, Inc. (b)	3,003	44,504
Horace Mann Educators Corp.	6,044	271,376
Independence Holding Co.	655	23,515
Investors Title Co.	196	32,908
James River Group Holdings Ltd.	3,808	162,297
Kemper Corp.	7,784	626,223
Kingstone Cos., Inc.	1,445	27,455
Kinsale Capital Group, Inc.	2,869	183,214
Maiden Holdings Ltd.	9,814	27,970
MBIA, Inc. (a)	13,096	139,996
MGIC Investment Corp. (a)	53,347	710,049
National General Holdings Corp.	9,047	242,821
National Western Life Group, Inc. Class A	338	107,890

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Navigators Group, Inc.	3,040	$210,064
NI Holdings, Inc. (a)	1,352	22,808
NMI Holdings, Inc. Class A (a)	9,146	207,157
Primerica, Inc.	6,353	765,854
ProAssurance Corp.	7,859	368,980
Protective Insurance Corp. Class B	1,447	33,209
Radian Group, Inc.	31,896	659,290
RLI Corp.	5,795	455,371
Safety Insurance Group, Inc.	2,153	192,909
Selective Insurance Group, Inc.	8,571	544,258
State Auto Financial Corp.	2,437	74,426
Stewart Information Services Corp.	3,434	154,564
Third Point Reinsurance Ltd. (a)	11,627	151,151
Tiptree, Inc.	3,920	25,676
Trupanion, Inc. (a) (b)	3,718	132,844
United Fire Group, Inc.	3,089	156,829
United Insurance Holdings Corp.	3,068	68,662
Universal Insurance Holdings, Inc.	4,647	225,612
WMIH Corp. (a)	45,843	63,722

		11,346,094

Investment Companies — 0.1%
B. Riley Financial, Inc.	3,059	69,286
Columbia Financial, Inc. (a) (b)	7,310	122,077

		191,363

Private Equity — 0.1%
Kennedy-Wilson Holdings, Inc.	18,530	398,395
Safeguard Scientifics, Inc. (a)	2,784	26,031

		424,426

Real Estate — 0.5%
Alexander & Baldwin, Inc.	10,036	227,717
American Realty Investors, Inc. (a) (b)	291	4,924
Consolidated-Tomoka Land Co.	561	34,939
Cushman & Wakefield PLC (a)	6,839	116,195
Essential Properties Realty Trust, Inc.	5,264	74,696
Farmland Partners, Inc. (b)	4,764	31,919
Forestar Group, Inc. (a)	1,557	33,008
Griffin Industrial Realty, Inc.	149	5,811
HFF, Inc. Class A	5,516	234,320
Marcus & Millichap, Inc. (a)	2,880	99,965
Maui Land & Pineapple Co., Inc. (a)	889	11,379
McGrath RentCorp	3,539	192,769
Newmark Group, Inc. Class A	3,441	38,505
RE/MAX Holdings, Inc. Class A	2,620	116,197
Redfin Corp. (a) (b)	11,679	218,397
The RMR Group, Inc. Class A	1,050	97,440
Safety Income and Growth, Inc.	1,107	20,734
Stratus Properties, Inc. (a)	900	27,540
Transcontinental Realty Investors, Inc. (a) (b)	221	7,048
Trinity Place Holdings, Inc. (a)	2,400	14,616

		1,608,119

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 7.1%
Acadia Realty Trust	11,836	$331,763
AG Mortgage Investment Trust, Inc.	4,082	74,211
Agree Realty Corp.	4,427	235,162
Alexander’s, Inc.	316	108,483
American Assets Trust, Inc.	5,656	210,912
Americold Realty Trust	12,714	318,104
Anworth Mortgage Asset Corp.	14,468	66,987
Apollo Commercial Real Estate Finance, Inc.	18,135	342,207
Arbor Realty Trust, Inc. (b)	9,600	110,208
Ares Commercial Real Estate Corp.	3,888	54,315
Armada Hoffler Properties, Inc.	7,196	108,732
ARMOUR Residential REIT, Inc.	6,118	137,349
Ashford Hospitality Trust, Inc.	12,717	81,262
Blackstone Mortgage Trust, Inc. Class A (b)	16,400	549,564
Bluerock Residential Growth REIT, Inc.	3,424	33,555
Braemar Hotels & Resorts, Inc.	4,356	51,270
BRT Apartments Corp.	1,412	17,000
Capstead Mortgage Corp.	13,575	107,378
CareTrust REIT, Inc.	11,880	210,395
Catchmark Timber Trust, Inc. Class A	7,354	84,056
CBL & Associates Properties, Inc. (b)	25,002	99,758
Cedar Realty Trust, Inc.	12,809	59,690
Chatham Lodging Trust	6,650	138,919
Cherry Hill Mortgage Investment Corp.	2,390	43,259
Chesapeake Lodging Trust	8,714	279,458
City Office REIT, Inc.	5,208	65,725
Clipper Realty, Inc.	2,210	29,901
Colony Credit Real Estate Inc. (b)	12,343	271,423
Community Healthcare Trust, Inc.	2,565	79,464
CoreCivic, Inc.	17,456	424,705
CorEnergy Infrastructure Trust, Inc.	1,757	66,028
CorePoint Lodging Inc.	6,156	119,734
Cousins Properties, Inc.	62,049	551,616
DiamondRock Hospitality Co.	30,610	357,219
Drive Shack, Inc. (a)	9,103	54,254
Dynex Capital, Inc.	8,082	51,563
Easterly Government Properties, Inc.	8,962	173,594
EastGroup Properties, Inc.	5,182	495,503
Exantas Capital Corp.	4,442	48,773
First Industrial Realty Trust, Inc.	18,373	576,912
Four Corners Property Trust, Inc.	9,991	256,669
Franklin Street Properties Corp.	15,431	123,294
Front Yard Residential Corp.	7,327	79,498
The GEO Group, Inc.	17,720	445,835
Getty Realty Corp.	4,856	138,687
Gladstone Commercial Corp.	4,204	80,507
Gladstone Land Corp. (b)	1,813	22,372
Global Medical REIT, Inc.	2,779	26,178
Global Net Lease, Inc.	10,613	221,281
Government Properties Income Trust (b)	14,509	163,807

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gramercy Property Trust	23,635	$648,544
Great Ajax Corp.	2,316	31,521
Healthcare Realty Trust, Inc.	18,302	535,517
Hersha Hospitality Trust	5,242	118,836
Independence Realty Trust, Inc.	12,831	135,110
Industrial Logistics Properties Trust	2,932	67,465
InfraREIT, Inc. (a)	6,500	137,475
Innovative Industrial Properties, Inc. (b)	967	46,648
Invesco Mortgage Capital, Inc.	16,724	264,574
Investors Real Estate Trust	17,759	106,199
iStar, Inc.	9,585	107,064
Jernigan Capital, Inc.	2,667	51,446
Kite Realty Group Trust	12,168	202,597
KKR Real Estate Finance Trust, Inc.	2,566	51,756
LaSalle Hotel Properties	16,365	566,065
Lexington Realty Trust	31,648	262,678
LTC Properties, Inc.	5,778	254,868
Mack-Cali Realty Corp.	13,298	282,716
MedEquities Realty Trust, Inc.	4,192	40,746
Monmouth Real Estate Investment Corp.	11,413	190,825
National Health Investors, Inc.	6,029	455,732
National Storage Affiliates Trust	8,367	212,857
New Senior Investment Group, Inc.	10,860	64,074
New York Mortgage Trust, Inc.	20,679	125,728
NexPoint Residential Trust, Inc.	2,416	80,211
NorthStar Realty Europe Corp.	6,612	93,626
One Liberty Properties, Inc.	2,172	60,338
Orchid Island Capital, Inc. (b)	7,831	56,775
Pebblebrook Hotel Trust (b)	10,010	364,064
Pennsylvania REIT (b)	10,198	96,473
PennyMac Mortgage Investment Trust	8,779	177,687
Physicians Realty Trust	26,824	452,253
Piedmont Office Realty Trust, Inc. Class A	18,975	359,197
PotlatchDeltic Corp.	9,049	370,557
Preferred Apartment Communities, Inc. Class A	5,808	102,105
PS Business Parks, Inc.	2,946	374,407
QTS Realty Trust, Inc. Class A	7,488	319,513
Ramco-Gershenson Properties Trust	11,663	158,617
Ready Capital Corp. REIT	2,618	43,590
Redwood Trust, Inc.	12,203	198,177
Retail Opportunity Investments Corp.	16,312	304,545
Rexford Industrial Realty, Inc.	13,395	428,104
RLJ Lodging Trust	25,683	565,797
Ryman Hospitality Properties, Inc.	6,606	569,239
Sabra Health Care REIT, Inc.	26,139	604,334
Saul Centers, Inc.	1,734	97,104
Select Income REIT	9,292	203,866
Seritage Growth Properties Class A (b)	4,820	228,902
Spirit MTA REIT	6,293	72,495
STAG Industrial, Inc.	15,524	426,910
Summit Hotel Properties, Inc.	15,193	205,561

	Number of Shares	Value
Sunstone Hotel Investors, Inc.	33,643	$550,400
Tanger Factory Outlet Centers, Inc. (b)	13,498	308,834
Terreno Realty Corp.	8,463	319,055
Tier REIT, Inc.	7,457	179,714
UMH Properties, Inc.	4,969	77,715
Universal Health Realty Income Trust	1,890	140,635
Urban Edge Properties	16,075	354,936
Urstadt Biddle Properties, Inc. Class A	4,308	91,717
Washington Prime Group, Inc.	27,483	200,626
Washington Real Estate Investment Trust	11,656	357,256
Western Asset Mortgage Capital Corp.	5,997	60,090
Whitestone REIT	5,592	77,617
Xenia Hotels & Resorts, Inc.	16,616	393,799

		23,866,421

Savings & Loans — 1.4%
Axos Financial, Inc. (a)	8,696	299,056
Banc of California, Inc.	6,326	119,561
BankFinancial Corp.	1,960	31,242
Beneficial Bancorp, Inc.	10,020	169,338
Berkshire Hills Bancorp, Inc.	6,037	245,706
Brookline Bancorp, Inc.	11,602	193,753
BSB Bancorp, Inc. (a)	1,219	39,739
Capitol Federal Financial, Inc.	19,079	243,067
Community Bankers Trust Corp. (a)	3,181	27,993
Dime Community Bancshares, Inc.	4,857	86,698
Entegra Financial Corp. (a)	1,031	27,373
ESSA Bancorp, Inc.	1,369	22,260
First Defiance Financial Corp.	2,971	89,457
First Financial Northwest, Inc.	1,311	21,723
First Savings Financial Group, Inc.	256	17,480
Flagstar Bancorp, Inc. (a)	4,337	136,485
Flushing Financial Corp.	3,991	97,380
FS Bancorp, Inc.	443	24,684
Greene County Bancorp, Inc. (b)	409	13,129
Hingham Institution for Savings	190	41,764
Home Bancorp Inc.	1,164	50,611
HomeTrust Bancshares, Inc. (a)	2,562	74,682
Investors Bancorp, Inc.	36,423	446,910
Malvern Bancorp, Inc. (a)	911	21,819
Meridian Bancorp, Inc.	7,075	120,275
Meta Financial Group, Inc.	1,372	113,396
MutualFirst Financial, Inc.	853	31,433
Northfield Bancorp, Inc.	6,465	102,923
Northwest Bancshares, Inc.	14,142	244,939
OceanFirst Financial Corp.	6,962	189,506
Oconee Federal Financial Corp.	152	4,093
Oritani Financial Corp.	5,813	90,392
Pacific Premier Bancorp, Inc. (a)	6,698	249,166
Provident Financial Services, Inc.	9,103	223,479

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Prudential Bancorp, Inc.	1,251	$21,655
Riverview Bancorp, Inc.	3,191	28,208
SI Financial Group, Inc.	1,524	21,336
Southern Missouri Bancorp, Inc.	1,075	40,065
Territorial Bancorp, Inc.	1,127	33,303
Timberland Bancorp, Inc.	956	29,865
United Community Financial Corp.	7,014	67,825
United Financial Bancorp, Inc.	7,471	125,737
Washington Federal, Inc.	12,293	393,376
Waterstone Financial, Inc.	3,684	63,181
WSFS Financial Corp.	4,429	208,827

		4,944,890

		80,908,209

Industrial — 13.2%
Aerospace & Defense — 1.2%
AAR Corp.	4,769	228,387
Aerojet Rocketdyne Holdings, Inc. (a)	10,264	348,873
Aerovironment, Inc. (a)	3,115	349,410
Astronics Corp. (a)	3,127	136,025
Cubic Corp.	3,717	271,527
Ducommun, Inc. (a)	1,608	65,671
Esterline Technologies Corp. (a)	3,874	352,340
Kaman Corp.	4,091	273,197
KLX, Inc. (a)	7,428	466,330
Kratos Defense & Security Solutions, Inc. (a)	12,940	191,253
Moog, Inc. Class A	4,712	405,091
MSA Safety, Inc.	5,036	536,032
National Presto Industries, Inc. (b)	728	94,385
Triumph Group, Inc.	7,165	166,944

		3,885,465

Building Materials — 1.5%
AAON, Inc.	6,063	229,181
American Woodmark Corp. (a)	2,076	162,862
Apogee Enterprises, Inc.	4,067	168,048
Armstrong Flooring, Inc. (a)	3,167	57,323
Boise Cascade Co.	5,714	210,275
Builders FirstSource, Inc. (a)	16,611	243,849
Caesarstone Ltd. (b)	3,372	62,551
Continental Building Products, Inc. (a)	5,461	205,061
Forterra, Inc. (a)	2,907	21,686
Gibraltar Industries, Inc. (a)	4,693	214,001
Griffon Corp.	5,144	83,076
JELD-WEN Holding, Inc. (a)	10,191	251,310
Louisiana-Pacific Corp.	21,183	561,138
Masonite International Corp. (a)	4,023	257,874
NCI Building Systems, Inc. (a)	6,309	95,581
Patrick Industries, Inc. (a)	3,502	207,318
PGT Innovations, Inc. (a)	7,325	158,220
Quanex Building Products Corp.	5,197	94,585

	Number of Shares	Value
Simpson Manufacturing Co., Inc.	6,125	$443,818
Summit Materials, Inc. Class A (a)	16,451	299,079
Trex Co., Inc. (a)	8,723	671,497
Universal Forest Products, Inc.	8,810	311,257
US Concrete, Inc. (a) (b)	2,370	108,665

		5,118,255

Electrical Components & Equipment — 0.8%
Belden, Inc.	5,937	423,961
Encore Wire Corp.	2,985	149,549
Energous Corp. (a) (b)	3,493	35,349
EnerSys	6,217	541,687
Generac Holdings, Inc. (a)	8,949	504,813
Graham Corp.	1,428	40,227
Insteel Industries, Inc.	2,695	96,697
nLight, Inc. (a)	1,076	23,898
Novanta, Inc. (a)	4,811	329,072
Powell Industries, Inc.	1,284	46,558
SPX Corp. (a)	6,320	210,519
SunPower Corp. (a) (b)	9,017	65,824
Vicor Corp. (a)	2,589	119,094

		2,587,248

Electronics — 2.1%
Alarm.com Holdings, Inc. (a)	4,527	259,850
Allied Motion Technologies, Inc.	1,053	57,315
Applied Optoelectronics, Inc. (a) (b)	2,781	68,579
Atkore International Group, Inc. (a)	5,792	153,662
AVX Corp.	6,848	123,606
Badger Meter, Inc.	4,195	222,125
Bel Fuse, Inc. Class B	1,473	39,034
Benchmark Electronics, Inc.	6,874	160,852
Brady Corp. Class A	6,894	301,612
Control4 Corp. (a)	3,823	131,244
Electro Scientific Industries, Inc. (a)	4,703	82,067
FARO Technologies, Inc. (a)	2,469	158,880
Fitbit, Inc. Class A (a)	31,131	166,551
Fluidigm Corp. (a)	3,698	27,698
GoPro, Inc. Class A (a) (b)	16,739	120,521
II-VI, Inc. (a)	9,083	429,626
IntriCon Corp. (a)	1,063	59,741
Itron, Inc. (a)	5,023	322,477
KEMET Corp. (a)	8,338	154,670
Kimball Electronics, Inc. (a)	3,881	76,262
Knowles Corp. (a)	12,834	213,301
Mesa Laboratories, Inc.	497	92,253
Napco Security Technologies, Inc. (a)	1,750	26,162
NVE Corp.	712	75,387
OSI Systems, Inc. (a)	2,467	188,257
Park Electrochemical Corp.	2,773	54,046
Plexus Corp. (a)	4,729	276,694
Sanmina Corp. (a)	9,954	274,730
ShotSpotter, Inc. (a) (b)	1,072	65,703
Sparton Corp. (a)	1,408	20,317

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stoneridge, Inc. (a)	4,042	$120,128
SYNNEX Corp.	4,429	375,136
Tech Data Corp. (a)	5,656	404,800
TTM Technologies, Inc. (a)	13,779	219,224
Turtle Beach Corp. (a) (b)	1,099	21,914
Vishay Intertechnology, Inc.	19,465	396,113
Vishay Precision Group, Inc. (a)	1,555	58,157
Watts Water Technologies, Inc. Class A	4,075	338,225
Woodward, Inc.	7,908	639,441
ZAGG, Inc. (a)	3,952	58,292

		7,034,652

Engineering & Construction — 1.2%
Aegion Corp. (a)	4,778	121,266
Argan, Inc.	2,154	92,622
Comfort Systems USA, Inc.	5,383	303,601
Dycom Industries, Inc. (a)	4,438	375,455
EMCOR Group, Inc.	8,586	644,894
Exponent, Inc.	7,583	406,449
Granite Construction, Inc.	6,462	295,313
IES Holdings, Inc. (a)	1,207	23,537
Infrastructure and Energy Alternatives, Inc. (a)	2,406	25,263
Iteris, Inc. (a)	3,850	20,713
KBR, Inc.	20,726	437,940
MasTec, Inc. (a)	9,532	425,604
Mistras Group, Inc. (a)	2,634	57,079
MYR Group, Inc. (a)	2,397	78,238
NV5 Global, Inc. (a)	1,386	120,166
Orion Group Holdings, Inc. (a)	4,005	30,238
Primoris Services Corp.	6,145	152,519
Sterling Construction Co., Inc. (a)	3,939	56,406
TopBuild Corp. (a)	5,215	296,316
Tutor Perini Corp. (a)	5,575	104,810
VSE Corp.	1,312	43,467
Willscot Corp. (a) (b)	5,287	90,672

		4,202,568

Environmental Controls — 0.6%
Advanced Disposal Services, Inc. (a)	10,743	290,920
AquaVenture Holdings Ltd. (a)	1,635	29,544
Casella Waste Systems, Inc. Class A (a)	5,858	181,950
CECO Environmental Corp.	4,500	35,460
Charah Solutions, Inc. (a)	1,134	8,959
Covanta Holding Corp.	17,269	280,621
Energy Recovery, Inc. (a) (b)	5,342	47,811
Evoqua Water Technologies Corp. (a)	11,122	197,749
Heritage-Crystal Clean, Inc. (a)	2,166	46,244
Pure Cycle Corp. (a)	2,550	29,453
Tetra Tech, Inc.	8,187	559,172
US Ecology, Inc.	3,221	237,549

		1,945,432

	Number of Shares	Value
Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	6,876	$324,891
Kennametal, Inc.	12,051	524,942
Milacron Holdings Corp. (a)	10,188	206,307

		1,056,140

Machinery – Diversified — 0.1%
CSW Industrials, Inc. (a)	2,265	121,630
Eastman Kodak Co. (a) (b)	2,332	7,229
Mueller Water Products, Inc. Class A	22,715	261,450
NN, Inc.	4,028	62,837

		453,146

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	3,365	169,629
Babcock & Wilcox Enterprises, Inc. (a)	4,490	4,625
Hyster-Yale Materials Handling, Inc.	1,549	95,310

		269,564

Machinery – Diversified — 0.9%
Alamo Group, Inc.	1,415	129,628
Albany International Corp. Class A	4,254	338,193
Applied Industrial Technologies, Inc.	5,640	441,330
Briggs & Stratton Corp.	6,099	117,284
Cactus, Inc. Class A (a)	5,622	215,210
Chart Industries, Inc. (a)	4,526	354,522
Columbus McKinnon Corp.	3,315	131,075
DXP Enterprises, Inc. (a)	2,372	95,046
Gencor Industries, Inc. (a)	1,308	15,761
The Gorman-Rupp Co.	2,575	93,988
Hurco Cos., Inc.	894	40,319
Ichor Holdings Ltd. (a) (b)	3,551	72,511
Kadant, Inc.	1,605	173,099
Lindsay Corp.	1,574	157,778
Manitex International, Inc. (a)	2,034	21,418
The Manitowoc Co., Inc. (a)	5,199	124,724
SPX FLOW, Inc. (a)	6,194	322,088
Tennant Co.	2,622	199,141
Twin Disc, Inc. (a)	1,197	27,579

		3,070,694

Metal Fabricate & Hardware — 0.8%
Advanced Drainage Systems, Inc.	5,343	165,099
CIRCOR International, Inc.	2,399	113,952
The Eastern Co.	757	21,499
Global Brass & Copper Holdings, Inc.	3,240	119,556
Lawson Products, Inc. (a)	988	33,493
LB Foster Co. Class A (a)	1,499	30,804
Mueller Industries, Inc.	8,328	241,345
Northwest Pipe Co. (a)	1,364	26,939
Olympic Steel, Inc.	1,394	29,093
Omega Flex, Inc.	435	30,955
Park-Ohio Holdings Corp.	1,304	50,008
RBC Bearings, Inc. (a)	3,527	530,320

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rexnord Corp. (a)	15,459	$476,137
Sun Hydraulics Corp.	4,201	230,131
TimkenSteel Corp. (a)	5,892	87,614
TriMas Corp. (a)	6,734	204,714
Worthington Industries, Inc.	6,210	269,266

		2,660,925

Miscellaneous – Manufacturing — 1.9%
Actuant Corp. Class A	8,954	249,817
Ambarella, Inc. (a) (b)	4,751	183,769
American Outdoor Brands Corp. (a)	8,008	124,364
American Railcar Industries, Inc.	1,060	48,866
Axon Enterprise, Inc. (a)	8,468	579,465
AZZ, Inc.	3,797	191,749
Barnes Group, Inc.	7,064	501,756
Chase Corp.	1,065	127,960
EnPro Industries, Inc.	3,038	221,561
ESCO Technologies, Inc.	3,738	254,371
Fabrinet (a)	5,294	244,900
Federal Signal Corp.	8,723	233,602
FreightCar America, Inc.	1,840	29,569
GP Strategies Corp. (a)	1,831	30,852
Harsco Corp. (a)	11,828	337,689
Haynes International, Inc.	1,841	65,356
Hillenbrand, Inc.	9,273	484,978
John Bean Technologies Corp.	4,624	551,643
LSB Industries, Inc. (a)	3,071	30,034
Lydall, Inc. (a)	2,504	107,922
Myers Industries, Inc.	5,207	121,063
NL Industries, Inc. (a)	1,160	6,960
Proto Labs, Inc. (a)	4,001	647,162
Raven Industries, Inc.	5,267	240,965
Standex International Corp.	1,868	194,739
Sturm, Ruger & Co., Inc.	2,473	170,761
Synalloy Corp.	1,159	26,483
Tredegar Corp.	3,810	82,487
Trinseo SA	6,320	494,856

		6,585,699

Packaging & Containers — 0.3%
Greif, Inc. Class A	3,755	201,493
Greif, Inc. Class B	819	47,215
KapStone Paper and Packaging Corp.	12,971	439,847
Multi-Color Corp.	2,040	126,990
UFP Technologies, Inc. (a)	973	35,758

		851,303

Transportation — 1.2%
Air Transport Services Group, Inc. (a)	8,581	184,234
ArcBest Corp.	3,774	183,228
Ardmore Shipping Corp. (a)	4,749	30,869
Atlas Air Worldwide Holdings, Inc. (a)	3,479	221,786
Costamare, Inc.	7,262	47,130
Covenant Transportation Group, Inc. Class A (a)	1,830	53,180

	Number of Shares	Value
CryoPort, Inc. (a) (b)	3,928	$50,318
Daseke, Inc. (a)	6,093	48,866
DHT Holdings, Inc.	13,513	63,511
Dorian LPG Ltd. (a)	4,253	33,896
Eagle Bulk Shipping, Inc. (a)	7,231	40,638
Echo Global Logistics, Inc. (a)	4,111	127,235
Forward Air Corp.	4,311	309,099
Frontline Ltd. (a) (b)	11,110	64,549
GasLog Ltd.	6,069	119,863
Genco Shipping & Trading Ltd. (a)	1,479	20,706
Golar LNG Ltd.	13,886	386,031
Heartland Express, Inc.	6,863	135,407
Hub Group, Inc. Class A (a)	4,803	219,017
International Seaways, Inc. (a)	3,182	63,704
Marten Transport Ltd.	5,768	121,416
Matson, Inc.	6,283	249,058
Nordic American Tankers Ltd. (b)	21,319	44,557
Overseas Shipholding Group, Inc. Class A (a)	7,980	25,137
PAM Transportation Services, Inc. (a)	312	20,308
Radiant Logistics, Inc. (a)	5,892	34,822
Safe Bulkers, Inc. (a)	7,470	21,514
Saia, Inc. (a)	3,765	287,834
Scorpio Bulkers, Inc.	8,402	60,914
Scorpio Tankers, Inc.	43,893	88,225
Ship Finance International Ltd. (b)	12,386	172,165
Teekay Corp. (b)	10,009	67,461
Teekay Tankers Ltd. Class A	28,476	28,129
Tidewater, Inc. (a)	3,538	110,350
Universal Logistics Holdings, Inc.	1,225	45,080
US Xpress Enterprises, Inc. Class A (a)	3,126	43,139
USA Truck, Inc. (a)	1,109	22,435
Werner Enterprises, Inc.	7,018	248,086
YRC Worldwide, Inc. (a)	4,881	43,831

		4,137,728

Trucking & Leasing — 0.2%
GATX Corp.	5,556	481,094
General Finance Corp. (a)	1,367	21,803
The Greenbrier Cos., Inc.	4,648	279,345
Willis Lease Finance Corp. (a)	472	16,289

		798,531

		44,657,350

Technology — 9.9%
Computers — 2.5%
3D Systems Corp. (a) (b)	16,044	303,232
Agilysys, Inc. (a)	2,262	36,871
CACI International, Inc. Class A (a)	3,624	667,359
Carbon Black, Inc. (a) (b)	1,249	26,454
Carbonite, Inc. (a)	4,618	164,632
Convergeone Holdings, Inc.	3,789	35,275

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Convergys Corp.	13,516	$320,870
Cray, Inc. (a)	5,944	127,796
Diebold Nixdorf, Inc. (b)	10,944	49,248
Digimarc Corp. (a) (b)	1,675	52,679
Electronics For Imaging, Inc. (a)	6,547	223,122
Engility Holdings, Inc. (a)	2,691	96,849
Exlservice Holdings, Inc. (a)	4,903	324,579
ForeScout Technologies, Inc. (a)	4,426	167,126
Information Services Group, Inc. (a)	4,938	23,604
Insight Enterprises, Inc. (a)	5,160	279,104
The KeyW Holding Corp. (a) (b)	7,142	61,850
Lumentum Holdings, Inc. (a)	9,260	555,137
MAXIMUS, Inc.	9,412	612,345
Maxwell Technologies, Inc. (a) (b)	6,155	21,481
Mercury Systems, Inc. (a)	6,903	381,874
Mitek Systems, Inc. (a)	5,001	35,257
MTS Systems Corp.	2,622	143,554
NetScout Systems, Inc. (a)	11,472	289,668
Onespan, Inc. (a)	4,726	90,030
PAR Technology Corp. (a)	1,719	38,196
Perspecta, Inc.	21,228	545,984
PlayAGS, Inc. (a)	3,247	95,689
Presidio, Inc.	4,592	70,028
Qualys, Inc. (a)	4,954	441,401
Rimini Street, Inc. (a) (b)	1,375	8,676
Science Applications International Corp.	6,226	501,816
Stratasys Ltd. (a)	7,448	172,123
Sykes Enterprises, Inc. (a)	5,815	177,299
Syntel, Inc. (a)	5,220	213,916
Tenable Holdings, Inc. (a)	1,852	72,006
TTEC Holdings, Inc.	2,073	53,691
Unisys Corp. (a) (b)	7,505	153,102
USA Technologies, Inc. (a)	8,406	60,523
Varonis Systems, Inc. (a)	4,157	304,500
Virtusa Corp. (a)	4,190	225,045
Vocera Communications, Inc. (a)	4,404	161,098
Vuzix Corp. (a) (b)	3,294	21,576
Wesco Aircraft Holdings, Inc. (a)	7,897	88,841

		8,495,506

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	27,658	195,819

Semiconductors — 2.3%
ACM Research, Inc. Class A (a) (b)	1,135	12,564
Adesto Technologies Corp. (a) (b)	3,673	21,854
Advanced Energy Industries, Inc. (a)	5,807	299,932
Alpha & Omega Semiconductor Ltd. (a)	2,980	34,657
Amkor Technology, Inc. (a)	15,047	111,197
Aquantia Corp. (a) (b)	3,197	40,890
Axcelis Technologies, Inc. (a)	4,773	93,789
AXT, Inc. (a)	5,730	40,970

	Number of Shares	Value
Brooks Automation, Inc.	10,207	$357,551
Cabot Microelectronics Corp.	3,763	388,229
CEVA, Inc. (a)	3,278	94,243
Cirrus Logic, Inc. (a)	9,044	349,098
Cohu, Inc.	4,185	105,044
Cree, Inc. (a)	14,860	562,748
CTS Corp.	4,801	164,674
Diodes, Inc. (a)	5,923	197,177
Entegris, Inc.	20,942	606,271
FormFactor, Inc. (a)	10,961	150,714
Impinj, Inc. (a)	2,412	59,866
Inphi Corp. (a) (b)	6,377	242,198
Integrated Device Technology, Inc. (a)	19,103	898,032
Kopin Corp. (a)	9,763	23,626
Lattice Semiconductor Corp. (a)	17,196	137,568
MACOM Technology Solutions Holdings, Inc. (a) (b)	6,658	137,155
MaxLinear, Inc. (a)	9,171	182,320
Nanometrics, Inc. (a)	3,314	124,341
Photronics, Inc. (a)	9,848	97,003
Power Integrations, Inc.	4,200	265,440
Rambus, Inc. (a)	15,606	170,261
Rudolph Technologies, Inc. (a)	4,637	113,375
Semtech Corp. (a)	9,604	533,982
Silicon Laboratories, Inc. (a)	6,331	581,186
SMART Global Holdings, Inc. (a)	1,488	42,765
Synaptics, Inc. (a)	5,206	237,498
Ultra Clean Holdings, Inc. (a)	5,642	70,807
Veeco Instruments, Inc. (a)	7,221	74,015
Xcerra Corp. (a)	7,844	111,934
Xperi Corp.	7,242	107,544

		7,842,518

Software — 5.0%
ACI Worldwide, Inc. (a)	16,958	477,198
Allscripts Healthcare Solutions, Inc. (a)	25,705	366,296
Altair Engineering, Inc. Class A (a)	4,446	193,179
Alteryx, Inc. Class A (a) (b)	4,307	246,404
Amber Road, Inc. (a)	3,619	34,815
American Software, Inc. Class A	4,135	50,158
Appfolio, Inc. Class A (a)	2,231	174,910
Apptio, Inc. Class A (a)	5,061	187,055
Asure Software, Inc. (a) (b)	1,860	23,101
Avalara, Inc. (a) (b)	1,284	44,850
Avaya Holdings Corp. (a)	15,374	340,380
Avid Technology, Inc. (a)	3,851	22,836
Benefitfocus, Inc. (a) (b)	3,305	133,687
Blackbaud, Inc.	7,119	722,436
Blackline, Inc. (a)	5,293	298,896
Bottomline Technologies de, Inc. (a)	5,948	432,479
Box, Inc. Class A (a)	18,188	434,875
Brightcove, Inc. (a)	5,382	45,209

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Castlight Health, Inc. Class B (a)	11,764	$31,763
Cision Ltd. (a)	7,938	133,358
Cloudera, Inc. (a)	15,186	268,033
CommVault Systems, Inc. (a)	5,816	407,120
Computer Programs & Systems, Inc.	1,674	44,947
Cornerstone OnDemand, Inc. (a)	8,015	454,851
Coupa Software, Inc. (a)	7,853	621,172
CSG Systems International, Inc.	4,881	195,923
Daily Journal Corp. (a) (b)	166	40,006
Digi International, Inc. (a)	3,860	51,917
Domo, Inc. Class B (a)	1,189	25,504
Donnelley Financial Solutions, Inc. (a)	5,008	89,743
Ebix, Inc. (b)	3,534	279,716
Envestnet, Inc. (a)	6,489	395,505
Everbridge, Inc. (a)	3,947	227,505
Evolent Health, Inc. Class A (a) (b)	10,048	285,363
Exela Technologies, Inc. (a)	7,133	50,858
Five9, Inc. (a)	8,447	369,049
Glu Mobile, Inc. (a)	16,250	121,063
Hortonworks, Inc. (a)	10,406	237,361
HubSpot, Inc. (a)	5,346	806,979
Immersion Corp. (a)	3,852	40,716
InnerWorkings, Inc. (a)	6,311	49,983
Inovalon Holdings, Inc. Class A (a) (b)	10,184	102,349
Instructure, Inc. (a)	4,683	165,778
j2 Global, Inc.	6,917	573,073
LivePerson, Inc. (a)	8,529	221,328
Liveramp Holdings, Inc. (a)	11,325	559,568
Majesco (a)	733	5,534
ManTech International Corp. Class A	3,887	246,047
Medidata Solutions, Inc. (a)	8,521	624,675
MicroStrategy, Inc. Class A (a)	1,393	195,884
MINDBODY, Inc. Class A (a)	6,422	261,054
MobileIron, Inc. (a)	10,551	55,920
Model N, Inc. (a)	3,862	61,213
Monotype Imaging Holdings, Inc.	6,138	123,988
NantHealth, Inc. (a) (b)	3,299	5,179
New Relic, Inc. (a)	6,541	616,358
NextGen Healthcare, Inc. (a)	7,805	156,724
Omnicell, Inc. (a)	5,709	410,477
Park City Group, Inc. (a)	2,131	21,523
PDF Solutions, Inc. (a)	4,016	36,265
Progress Software Corp.	6,653	234,784
PROS Holdings, Inc. (a)	4,584	160,532
QAD, Inc. Class A	1,497	84,805
Rapid7, Inc. (a)	5,380	198,630
Remark Holdings, Inc. (a) (b)	3,816	12,173
Rosetta Stone, Inc. (a)	2,948	58,636
SailPoint Technologies Holding, Inc. (a)	7,702	262,022
SecureWorks Corp. Class A (a) (b)	1,326	19,426
SendGrid, Inc. (a)	4,257	156,615
Simulations Plus, Inc.	1,760	35,552
SPS Commerce, Inc. (a)	2,478	245,917

	Number of Shares	Value
Tabula Rasa HealthCare, Inc. (a)	2,581	$209,551
Telenav, Inc. (a)	4,487	22,659
TiVo Corp.	17,739	220,851
Upland Software, Inc. (a)	2,286	73,861
Verint Systems, Inc. (a)	9,412	471,541
Veritone, Inc. (a)	1,287	13,423
Workiva, Inc. (a)	4,189	165,466
Yext, Inc. (a)	11,928	282,694

		16,829,274

		33,363,117

Utilities — 2.9%
Electric — 1.5%
ALLETE, Inc.	7,599	570,001
Ameresco, Inc. Class A (a)	2,844	38,821
Atlantic Power Corp. (a) (b)	15,829	34,824
Avista Corp.	9,671	488,966
Black Hills Corp.	7,910	459,492
Clearway Energy, Inc. Class A	5,070	96,533
Clearway Energy, Inc. Class C	10,298	198,236
El Paso Electric Co.	5,992	342,742
IDACORP, Inc.	7,435	737,775
MGE Energy, Inc.	5,175	330,424
NorthWestern Corp.	7,413	434,847
Otter Tail Corp.	5,789	277,293
PNM Resources, Inc.	11,763	464,050
Portland General Electric Co.	13,188	601,505
Spark Energy, Inc. Class A (b)	1,677	13,835
Unitil Corp.	2,169	110,402

		5,199,746

Gas — 1.0%
Chesapeake Utilities Corp.	2,328	195,319
New Jersey Resources Corp.	12,820	591,002
Northwest Natural Holding Co.	4,208	281,515
ONE Gas, Inc.	7,695	633,145
RGC Resources, Inc.	1,151	30,743
South Jersey Industries, Inc. (b)	12,612	444,825
Southwest Gas Holdings, Inc.	7,228	571,229
Spire, Inc.	7,240	532,502

		3,280,280

Water — 0.4%
American States Water Co.	5,419	331,318
Artesian Resources Corp. Class A	1,145	42,113
California Water Service Group	7,052	302,531
Connecticut Water Service, Inc.	1,779	123,409
Consolidated Water Co. Ltd.	2,201	30,484
Global Water Resources, Inc.	1,459	15,451
Middlesex Water Co.	2,378	115,143
PICO Holdings, Inc.	2,960	37,148
SJW Group	2,530	154,709

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The York Water Co.	1,853	$56,331

		1,208,637

		9,688,663

TOTAL COMMON STOCK (Cost $275,372,857)		335,124,845

TOTAL EQUITIES (Cost $275,372,857)		335,124,845

RIGHTS — 0.0%
Basic Materials — 0.0%
Chemicals — 0.0%
Schulman A, Inc. CVR (a) (c) (d)	3,820	7,640

Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics, Inc. CVR (a) (c) (d)	1,376	10,471

Pharmaceuticals — 0.0%
Omthera Pharmaceuticals Inc. CVR (a) (c) (d)	428	-

		10,471

TOTAL RIGHTS (Cost $7,379)		18,111

MUTUAL FUNDS — 8.2%
Diversified Financial Services — 8.2%
State Street Navigator Securities Lending Prime Portfolio (e)	27,802,702	27,802,702

TOTAL MUTUAL FUNDS (Cost $27,802,702)		27,802,702

TOTAL LONG-TERM INVESTMENTS (Cost $303,182,938)		362,945,658

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$4,144,504	4,144,504

	Principal Amount	Value
U.S. Treasury Bill — 0.3%
U.S. Treasury Bill 0.000% 1/10/19 (g)	$835,000	$829,911

TOTAL SHORT-TERM INVESTMENTS (Cost $4,974,632)		4,974,415

TOTAL INVESTMENTS — 108.9% (Cost $308,157,570) (h)		367,920,073

Other Assets/(Liabilities) — (8.9)%		(30,072,526)

NET ASSETS — 100.0%		$337,847,547

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $27,015,131 or 8.00% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $18,111 or 0.01% of net assets.

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $4,144,884. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $4,227,784.

(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Russell 2000 E Mini Index	12/21/18	62	$5,323,723	$(51,243)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 94.9%
Basic Materials — 3.3%
Chemicals — 2.7%
Air Products & Chemicals, Inc.	378,000	$63,144,900
FMC Corp.	481,359	41,964,878
RPM International, Inc.	754,000	48,964,760
The Sherwin-Williams Co.	60,621	27,595,285
Valvoline, Inc.	1,982,000	42,632,820

		224,302,643

Iron & Steel — 0.3%
Allegheny Technologies, Inc. (a)	892,596	26,376,212

Mining — 0.3%
Franco-Nevada Corp.	377,000	23,581,350

		274,260,205

Communications — 2.7%
Internet — 2.6%
Expedia Group, Inc.	170,000	22,181,600
Farfetch Ltd. Class A (a)	80,476	2,191,361
IAC/InterActiveCorp (a)	441,000	95,573,520
Palo Alto Networks, Inc. (a)	138,384	31,172,380
Shopify, Inc. Class A (a)	66,000	10,854,360
Symantec Corp.	1,509,000	32,111,520
Zillow Group, Inc. Class C (a)	284,000	12,567,000
Zillow Group, Inc. Class A (a)	104,000	4,596,800

		211,248,541

Telecommunications — 0.1%
Maxar Technologies Ltd. (b)	232,819	7,699,324

		218,947,865

Consumer, Cyclical — 17.6%
Airlines — 0.9%
Alaska Air Group, Inc.	236,000	16,250,960
JetBlue Airways Corp. (a)	937,387	18,147,812
United Continental Holdings, Inc. (a)	476,000	42,392,560

		76,791,332

Auto Manufacturers — 0.1%
Ferrari NV (b)	65,774	9,005,118

Auto Parts & Equipment — 0.8%
Aptiv PLC	613,000	51,430,700
Visteon Corp. (a)	189,000	17,558,100

		68,988,800

Distribution & Wholesale — 2.0%
HD Supply Holdings, Inc. (a)	1,551,417	66,385,134
KAR Auction Services, Inc.	1,096,154	65,429,432
LKQ Corp. (a)	881,106	27,904,627

		159,719,193

	Number of Shares	Value
Entertainment — 1.0%
Eldorado Resorts, Inc. (a) (b)	527,780	$25,650,108
Vail Resorts, Inc.	208,000	57,079,360

		82,729,468

Food Services — 0.8%
Aramark	1,518,921	65,343,982

Leisure Time — 1.1%
Norwegian Cruise Line Holdings Ltd. (a)	1,610,000	92,462,300

Lodging — 1.8%
Hilton Worldwide Holdings, Inc.	474,000	38,289,720
Marriott International, Inc. Class A	382,000	50,435,460
MGM Resorts International	2,075,000	57,913,250

		146,638,430

Retail — 9.1%
Advance Auto Parts, Inc.	173,078	29,134,220
Beacon Roofing Supply, Inc. (a)	307,202	11,117,640
Burlington Stores, Inc. (a)	272,000	44,314,240
CarMax, Inc. (a)	529,000	39,500,430
Carvana Co. (a) (b)	188,884	11,161,156
Casey’s General Stores, Inc.	363,000	46,866,930
Darden Restaurants, Inc.	165,000	18,346,350
Dollar General Corp.	1,097,497	119,956,422
Dollar Tree, Inc. (a)	707,493	57,696,054
Dunkin’ Brands Group, Inc. (b)	472,000	34,795,840
The Michaels Cos., Inc. (a)	783,000	12,708,090
O’Reilly Automotive, Inc. (a)	238,611	82,874,373
Ross Stores, Inc.	248,373	24,613,764
Tapestry, Inc.	2,273,000	114,263,710
Texas Roadhouse, Inc.	176,240	12,211,670
Ulta Salon Cosmetics & Fragrance, Inc. (a)	174,687	49,282,696
Yum! Brands, Inc.	399,632	36,330,545

		745,174,130

		1,446,852,753

Consumer, Non-cyclical — 26.9%
Beverages — 0.1%
Monster Beverage Corp. (a)	179,546	10,463,941

Biotechnology — 2.5%
Alnylam Pharmaceuticals, Inc. (a)	255,000	22,317,600
BioMarin Pharmaceutical, Inc. (a)	319,674	30,998,788
Exact Sciences Corp. (a)	628,567	49,606,508
Illumina, Inc. (a)	70,025	25,703,376
Incyte Corp. (a)	588,578	40,658,968
Sage Therapeutics, Inc. (a)	71,000	10,028,750
Seattle Genetics, Inc. (a)	384,000	29,614,080

		208,928,070

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 10.3%
Bright Horizons Family Solutions, Inc. (a)	128,391	$15,129,595
Cintas Corp.	259,063	51,245,252
CoreLogic, Inc. (a)	1,086,000	53,659,260
CoStar Group, Inc. (a)	97,000	40,821,480
Equifax, Inc.	134,553	17,568,585
FleetCor Technologies, Inc. (a)	229,000	52,175,360
Gartner, Inc. (a)	322,827	51,168,080
Global Payments, Inc.	804,057	102,436,862
IHS Markit Ltd. (a)	719,000	38,797,240
MarketAxess Holdings, Inc.	95,000	16,956,550
Moody’s Corp.	136,608	22,840,858
ServiceMaster Global Holdings, Inc. (a)	1,109,483	68,821,230
TransUnion	754,000	55,479,320
Verisk Analytics, Inc. (a)	570,000	68,713,500
WeWork Companies, Inc. Class A (a) (c) (d)	34,577	2,273,092
WEX, Inc. (a)	211,815	42,523,979
Worldpay, Inc. Class A (a)	1,420,426	143,846,541

		844,456,784

Foods — 1.5%
Conagra Brands, Inc.	943,000	32,033,710
The Kroger Co.	1,038,000	30,216,180
Sprouts Farmers Market, Inc. (a)	1,039,000	28,478,990
TreeHouse Foods, Inc. (a)	618,000	29,571,300

		120,300,180

Health Care – Products — 8.1%
ABIOMED, Inc. (a)	27,658	12,439,186
Align Technology, Inc. (a)	51,369	20,096,580
Bruker Corp.	1,245,985	41,678,198
The Cooper Cos., Inc.	621,541	172,260,088
DENTSPLY SIRONA, Inc.	190,000	7,170,600
Edwards Lifesciences Corp. (a)	158,254	27,552,021
Hologic, Inc. (a)	2,410,000	98,761,800
IDEXX Laboratories, Inc. (a)	77,000	19,223,820
Insulet Corp. (a)	197,124	20,885,288
Merit Medical Systems, Inc. (a)	164,495	10,108,218
QIAGEN NV (a)	565,251	21,411,708
STERIS PLC	239,298	27,375,691
Teleflex, Inc.	585,452	155,782,923
West Pharmaceutical Services, Inc.	286,000	35,312,420

		670,058,541

Health Care – Services — 2.3%
Acadia Healthcare Co., Inc. (a)	712,000	25,062,400
Catalent, Inc. (a)	1,461,000	66,548,550
Envision Healthcare Corp. (a)	660,000	30,181,800
IQVIA Holdings, Inc. (a)	283,000	36,716,420
MEDNAX, Inc. (a)	566,000	26,409,560

		184,918,730

	Number of Shares	Value
Pharmaceuticals — 2.1%
Alkermes PLC (a)	1,305,448	$55,403,213
Amneal Pharmaceuticals, Inc. (a)	704,067	15,623,247
DexCom, Inc. (a)	165,000	23,601,600
Elanco Animal Health, Inc. (a) (b)	147,155	5,134,238
Madrigal Pharmaceuticals, Inc. (a) (b)	14,000	2,997,820
Nektar Therapeutics (a)	241,809	14,740,676
Neurocrine Biosciences, Inc. (a)	95,777	11,775,782
PRA Health Sciences, Inc. (a)	200,668	22,111,607
TESARO, Inc. (a) (b)	569,769	22,226,689

		173,614,872

		2,212,741,118

Energy — 1.9%
Oil & Gas — 1.9%
ARC Resources Ltd.	1,067,000	11,895,482
Cabot Oil & Gas Corp.	1,132,000	25,492,640
Carrizo Oil & Gas, Inc. (a)	766,248	19,309,450
Centennial Resource Development, Inc. Class A (a) (b)	989,000	21,609,650
Concho Resources, Inc. (a)	485,353	74,137,671
Venture Global LNG, Inc. Series B (a) (c) (d)	216	1,123,200
Venture Global LNG, Inc. Series C (a) (c) (d)	1,328	6,905,600

		160,473,693

Financial — 8.3%
Banks — 1.0%
Fifth Third Bancorp	1,415,000	39,506,800
Webster Financial Corp.	699,467	41,240,574

		80,747,374

Diversified Financial Services — 3.4%
Cboe Global Markets, Inc.	472,000	45,293,120
E*TRADE Financial Corp. (a)	247,506	12,966,839
Evercore, Inc. Class A	246,426	24,778,134
LPL Financial Holdings, Inc.	443,341	28,599,928
Nasdaq, Inc.	371,277	31,855,567
Raymond James Financial, Inc.	368,575	33,927,329
SLM Corp. (a)	1,740,000	19,401,000
TD Ameritrade Holding Corp.	1,573,000	83,101,590

		279,923,507

Insurance — 3.3%
Aon PLC	151,027	23,224,932
Assurant, Inc.	283,000	30,549,850
Axis Capital Holdings Ltd.	283,000	16,331,930
Fidelity National Financial, Inc.	1,604,000	63,117,400
The Progressive Corp.	849,000	60,312,960
Willis Towers Watson PLC	577,442	81,384,676

		274,921,748

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Private Equity — 0.4%
KKR & Co., Inc. Class A	1,136,000	$30,978,720

Real Estate Investment Trusts (REITS) — 0.2%
SBA Communications Corp. (a)	131,323	21,094,413

		687,665,762

Industrial — 19.3%
Aerospace & Defense — 1.5%
Harris Corp.	616,000	104,233,360
L3 Technologies, Inc.	93,858	19,956,088

		124,189,448

Building Materials — 0.7%
Martin Marietta Materials, Inc.	223,232	40,617,062
Vulcan Materials Co.	162,404	18,059,325

		58,676,387

Electrical Components & Equipment — 0.2%
Universal Display Corp. (b)	152,577	17,988,828

Electronics — 6.8%
Agilent Technologies, Inc.	1,346,000	94,946,840
Allegion PLC	589,000	53,345,730
Amphenol Corp. Class A	285,730	26,864,335
Coherent, Inc. (a)	144,000	24,795,360
Corning, Inc.	1,918,000	67,705,400
Fortive Corp. (b)	712,000	59,950,400
Keysight Technologies, Inc. (a)	1,603,000	106,246,840
National Instruments Corp.	443,000	21,410,190
Sensata Technologies Holding PLC (a)	1,787,000	88,545,850
Waters Corp. (a)	103,262	20,103,046

		563,913,991

Environmental Controls — 1.2%
Waste Connections, Inc.	1,244,713	99,290,756

Machinery – Construction & Mining — 0.6%
BWX Technologies, Inc.	761,489	47,623,522

Machinery – Diversified — 3.4%
Gardner Denver Holdings, Inc. (a)	1,255,000	35,566,700
IDEX Corp.	577,000	86,930,820
Rockwell Automation, Inc.	86,910	16,297,363
Roper Technologies, Inc.	285,000	84,419,850
Xylem, Inc.	714,000	57,027,180

		280,241,913

Miscellaneous – Manufacturing — 2.3%
A.O. Smith Corp.	213,749	11,407,784
Colfax Corp. (a)	958,000	34,545,480
Textron, Inc.	1,988,000	142,082,360

		188,035,624

Packaging & Containers — 1.8%
Ardagh Group SA	94,000	1,568,860
Ball Corp.	2,819,823	124,044,014
Sealed Air Corp.	471,000	18,910,650

		144,523,524

	Number of Shares	Value
Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	94,000	$11,180,360
Kansas City Southern	328,000	37,155,840
Knight-Swift Transportation Holdings, Inc.	553,980	19,101,231

		67,437,431

		1,591,921,424

Technology — 14.2%
Computers — 0.8%
DXC Technology Co.	384,045	35,915,888
Fortinet, Inc. (a)	170,361	15,719,210
Nutanix, Inc. Class A (a)	252,696	10,795,173

		62,430,271

Semiconductors — 5.0%
Lam Research Corp.	115,521	17,524,536
Marvell Technology Group Ltd.	3,493,258	67,419,879
Maxim Integrated Products, Inc.	660,000	37,217,400
Microchip Technology, Inc. (b)	1,369,000	108,027,790
Monolithic Power Systems, Inc.	151,719	19,045,286
Qorvo, Inc. (a)	478,396	36,783,868
Semtech Corp. (a)	585,386	32,547,462
Silicon Laboratories, Inc. (a)	113,969	10,462,354
Skyworks Solutions, Inc.	330,000	29,934,300
Xilinx, Inc.	660,000	52,912,200

		411,875,075

Software — 8.4%
2U, Inc. (a)	121,690	9,149,871
Activision Blizzard, Inc.	151,350	12,590,806
athenahealth, Inc. (a)	47,000	6,279,200
Atlassian Corp. PLC Class A (a)	472,000	45,378,080
Black Knight, Inc. (a)	858,000	44,573,100
CDK Global, Inc.	677,044	42,355,873
Electronic Arts, Inc. (a)	236,212	28,461,184
Fidelity National Information Services, Inc.	374,000	40,792,180
Fiserv, Inc. (a)	802,000	66,068,760
Guidewire Software, Inc. (a)	232,070	23,441,391
InterXion Holding NV (a)	508,189	34,201,120
Jack Henry & Associates, Inc.	115,321	18,460,586
Red Hat, Inc. (a)	368,000	50,151,040
ServiceNow, Inc. (a)	138,638	27,121,752
Splunk, Inc. (a)	367,122	44,388,721
SS&C Technologies Holdings, Inc	1,279,014	72,686,365
Tableau Software, Inc. Class A (a)	347,000	38,773,780
Workday, Inc. Class A (a)	596,323	87,051,231

		691,925,040

		1,166,230,387

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.7%
Electric — 0.4%
Sempra Energy	303,000	$34,466,250

Gas — 0.3%
Atmos Energy Corp.	226,000	21,223,660

		55,689,910

TOTAL COMMON STOCK (Cost $6,375,836,757)		7,814,783,117

PREFERRED STOCK — 0.3%
Communications — 0.1%
Internet — 0.1%
Roofoods Ltd. Series F (a) (c) (d)	16,844	8,589,261

Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
WeWork Companies, Inc. Series D 1 (a) (c) (d)	83,736	5,504,805
WeWork Companies, Inc. Series D 2 (a) (c) (d)	65,792	4,325,166

		9,829,971

Technology — 0.1%
Software — 0.1%
Slack Technologies, Inc. Series H (a) (c) (d)	332,733	3,961,286

TOTAL PREFERRED STOCK (Cost $12,406,644)		22,380,518

TOTAL EQUITIES (Cost $6,388,243,401)		7,837,163,635

MUTUAL FUNDS — 2.8%
Diversified Financial Services — 2.8%
State Street Navigator Securities Lending Prime Portfolio (e)	230,286,247	230,286,247

TOTAL MUTUAL FUNDS (Cost $230,286,247)		230,286,247

TOTAL LONG-TERM INVESTMENTS (Cost $6,618,529,648)		8,067,449,882

SHORT-TERM INVESTMENTS — 4.9%
Mutual Fund — 2.6%
T. Rowe Price Treasury Reserve Fund	215,921,572	215,921,572

	Principal Amount	Value
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$192,505,272	$192,505,272

TOTAL SHORT-TERM INVESTMENTS (Cost $408,426,844)		408,426,844

TOTAL INVESTMENTS — 102.9% (Cost $7,026,956,492) (g)		8,475,876,726

Other Assets/(Liabilities) — (2.9)%		(240,627,916)

NET ASSETS — 100.0%		$8,235,248,810

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $225,503,179 or 2.74% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $32,682,410 or 0.40% of net assets.

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $192,522,918. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.750%, maturity dates ranging from 8/15/41 – 11/15/42, and an aggregate market value, including accrued interest, of $196,362,607.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.3%
Basic Materials — 4.8%
Chemicals — 3.5%
Ashland Global Holdings, Inc.	15,070	$1,263,770
Cabot Corp.	36,427	2,284,701
Ferro Corp. (a)	237,766	5,520,927
Ingevity Corp. (a)	60,621	6,176,068
Methanex Corp.	23,524	1,860,748
Minerals Technologies, Inc.	28,554	1,930,250
Orion Engineered Carbons SA	73,099	2,346,478
PolyOne Corp.	35,869	1,568,193

		22,951,135

Iron & Steel — 1.3%
Allegheny Technologies, Inc. (a)	79,420	2,346,861
Carpenter Technology Corp.	100,943	5,950,590

		8,297,451

		31,248,586

Communications — 8.2%
Advertising — 0.8%
The Trade Desk, Inc. Class A (a)	32,725	4,938,530

Internet — 6.0%
Boingo Wireless, Inc. (a)	45,471	1,586,938
Cargurus, Inc. (a)	19,560	1,089,297
DraftKings, Inc. (a) (b) (c)	281,739	718,310
Etsy, Inc. (a)	106,385	5,466,061
Farfetch Ltd. Class A (a)	4,050	110,282
Mimecast Ltd. (a)	65,716	2,752,186
Proofpoint, Inc. (a)	17,780	1,890,547
Q2 Holdings, Inc. (a)	51,450	3,115,298
RingCentral, Inc. Class A (a)	55,810	5,193,121
Shutterfly, Inc. (a)	32,723	2,156,118
Stitch Fix, Inc. Class A (a) (d)	37,230	1,629,557
TrueCar, Inc. (a)	132,200	1,864,020
Twilio, Inc. Class A (a)	27,733	2,392,803
Veracode, Inc. (Escrow Shares) (a) (b) (c)	30,294	121,782
Wayfair, Inc. Class A (a)	12,998	1,919,415
Wix.com Ltd. (a)	40,892	4,894,772
Yelp, Inc. (a)	10,727	527,768
Zendesk, Inc. (a)	25,258	1,793,318

		39,221,593

Media — 0.3%
The New York Times Co. Class A	96,379	2,231,174

Telecommunications — 1.1%
Acacia Communications, Inc. (a)	30,148	1,247,223
Ciena Corp. (a)	77,568	2,423,224
Vonage Holdings Corp. (a)	248,269	3,515,489

		7,185,936

		53,577,233

	Number of Shares	Value
Consumer, Cyclical — 15.6%
Airlines — 0.6%
JetBlue Airways Corp. (a)	94,470	$1,828,939
Spirit Airlines, Inc. (a)	50,813	2,386,687

		4,215,626

Apparel — 1.1%
Canada Goose Holdings, Inc. (a) (d)	29,530	1,905,866
Deckers Outdoor Corp. (a)	14,935	1,770,992
Skechers U.S.A., Inc. Class A (a)	40,500	1,131,165
Under Armour, Inc. Class A (a) (d)	16,085	341,324
Under Armour, Inc. Class C (a)	90,940	1,769,693

		6,919,040

Auto Parts & Equipment — 0.5%
Altra Industrial Motion Corp.	29,328	1,211,246
Tenneco, Inc.	52,061	2,193,851

		3,405,097

Distribution & Wholesale — 1.7%
G-III Apparel Group Ltd. (a)	25,630	1,235,110
Pool Corp.	28,420	4,742,729
SiteOne Landscape Supply, Inc. (a)	72,736	5,479,930

		11,457,769

Entertainment — 1.2%
Cinemark Holdings, Inc.	71,141	2,859,868
Marriott Vacations Worldwide Corp. (d)	22,819	2,550,023
Penn National Gaming, Inc. (a)	76,930	2,532,536

		7,942,427

Home Builders — 0.8%
Skyline Champion Corp.	121,500	3,471,255
TRI Pointe Group, Inc. (a)	165,897	2,057,123

		5,528,378

Home Furnishing — 0.6%
Roku, Inc. (a) (d)	33,250	2,428,247
Sleep Number Corp. (a)	40,824	1,501,507

		3,929,754

Leisure Time — 1.6%
Acushnet Holdings Corp.	87,451	2,398,781
Lindblad Expeditions Holdings, Inc. (a)	167,344	2,488,405
Planet Fitness, Inc. Class A (a)	106,189	5,737,392

		10,624,578

Lodging — 1.4%
Boyd Gaming Corp.	181,215	6,134,128
Choice Hotels International, Inc.	33,160	2,762,228

		8,896,356

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 5.9%
BJ’s Restaurants, Inc.	34,710	$2,506,062
BMC Stock Holdings, Inc. (a)	100,362	1,871,751
Boot Barn Holdings, Inc. (a)	20,960	595,474
Burlington Stores, Inc. (a)	17,610	2,869,021
The Cheesecake Factory, Inc. (d)	37,674	2,017,066
Chico’s FAS, Inc.	210,539	1,825,373
The Children’s Place, Inc.	15,680	2,003,904
FirstCash, Inc.	30,553	2,505,346
Five Below, Inc. (a)	10,291	1,338,447
Floor & Decor Holdings, Inc. Class A (a)	61,321	1,850,055
La-Z-Boy, Inc.	72,728	2,298,205
MarineMax, Inc. (a)	56,170	1,193,612
Nu Skin Enterprises, Inc. Class A	25,628	2,112,260
Ollie’s Bargain Outlet Holdings, Inc. (a)	56,940	5,471,934
PetIQ, Inc. (a)	12,370	486,265
Shake Shack, Inc. Class A (a)	24,920	1,570,209
Texas Roadhouse, Inc.	22,990	1,592,977
Urban Outfitters, Inc. (a)	28,190	1,152,971
Wingstop, Inc.	47,900	3,270,133

		38,531,065

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	26,920	1,180,442

		102,630,532

Consumer, Non-cyclical — 27.0%
Beverages — 0.3%
MGP Ingredients, Inc. (d)	25,023	1,976,317

Biotechnology — 3.6%
Abeona Therapeutics, Inc. (a) (d)	55,315	708,032
Aduro Biotech, Inc. (a) (d)	72,349	531,765
Amicus Therapeutics, Inc. (a) (d)	54,868	663,354
Arena Pharmaceuticals, Inc. (a)	28,464	1,309,913
Blueprint Medicines Corp. (a)	31,572	2,464,510
CRISPR Therapeutics AG (a) (d)	26,659	1,182,327
Exact Sciences Corp. (a)	36,187	2,855,878
Karyopharm Therapeutics, Inc. (a)	48,633	828,220
Ligand Pharmaceuticals, Inc. (a)	20,260	5,561,167
Loxo Oncology, Inc. (a)	13,855	2,366,850
Nightstar Therapeutics PLC ADR (a)	50,685	1,035,495
REGENXBIO, Inc. (a)	13,357	1,008,454
Sage Therapeutics, Inc. (a)	3,496	493,810
Sangamo Therapeutics, Inc. (a)	33,398	566,096
Spark Therapeutics, Inc. (a)	24,903	1,358,459
Ultragenyx Pharmaceutical, Inc. (a)	7,930	605,376

		23,539,706

Commercial Services — 6.0%
AMN Healthcare Services, Inc. (a)	21,610	1,182,067
ASGN, Inc. (a)	25,837	2,039,314

	Number of Shares	Value
Bright Horizons Family Solutions, Inc. (a)	45,980	$5,418,283
The Brink’s Co.	35,699	2,490,005
Cardtronics PLC Class A (a)	69,796	2,208,345
CoStar Group, Inc. (a)	5,056	2,127,767
Green Dot Corp. Class A (a)	68,668	6,099,092
HealthEquity, Inc. (a)	37,070	3,499,779
HMS Holdings Corp. (a)	158,831	5,211,245
Insperity, Inc.	15,870	1,871,867
TriNet Group, Inc. (a)	90,393	5,090,934
TrueBlue, Inc. (a)	81,302	2,117,917

		39,356,615

Foods — 0.8%
Performance Food Group Co. (a)	150,600	5,014,980

Health Care – Products — 9.4%
AxoGen, Inc. (a)	22,193	817,812
Bio-Techne Corp.	16,130	3,292,294
Cantel Medical Corp.	12,670	1,166,400
Globus Medical, Inc. Class A (a)	86,097	4,886,866
Haemonetics Corp. (a)	55,576	6,367,898
Hill-Rom Holdings, Inc.	21,390	2,019,216
ICU Medical, Inc. (a)	16,420	4,642,755
Inogen, Inc. (a)	21,404	5,225,144
Insulet Corp. (a)	118,755	12,582,092
Integra LifeSciences Holdings Corp. (a)	51,690	3,404,820
iRhythm Technologies, Inc. (a)	33,230	3,145,552
Merit Medical Systems, Inc. (a)	67,259	4,133,066
MiMedx Group, Inc. (a) (d)	108,177	668,534
Penumbra, Inc. (a)	27,551	4,124,385
Quidel Corp. (a)	46,300	3,017,371
Repligen Corp. (a)	48,170	2,671,508

		62,165,713

Health Care – Services — 2.9%
Amedisys, Inc. (a)	35,418	4,425,833
LHC Group, Inc. (a)	22,850	2,353,321
LifePoint Health, Inc. (a)	34,018	2,190,759
Medpace Holdings, Inc. (a)	21,390	1,281,475
Molina Healthcare, Inc. (a)	28,970	4,307,839
Syneos Health, Inc. (a)	38,661	1,992,975
Teladoc Health, Inc. (a) (d)	28,680	2,476,518

		19,028,720

Pharmaceuticals — 4.0%
Aerie Pharmaceuticals, Inc. (a)	57,071	3,512,720
Agios Pharmaceuticals, Inc. (a)	17,680	1,363,482
DexCom, Inc. (a)	11,956	1,710,186
G1 Therapeutics, Inc. (a)	12,475	652,318
Galapagos NV Sponsored ADR (a)	7,228	812,644
Heron Therapeutics, Inc. (a)	60,086	1,901,722
Ironwood Pharmaceuticals, Inc. (a)	44,991	830,534
MyoKardia, Inc. (a)	20,605	1,343,446

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Neogen Corp. (a)	32,843	$2,349,260
Neurocrine Biosciences, Inc. (a)	20,890	2,568,425
Portola Pharmaceuticals, Inc. (a) (d)	18,793	500,458
PRA Health Sciences, Inc. (a)	60,682	6,686,549
Revance Therapeutics, Inc. (a)	15,048	373,943
Rhythm Pharmaceuticals, Inc. (a)	20,283	591,655
Supernus Pharmaceuticals, Inc. (a)	24,420	1,229,547

		26,426,889

		177,508,940

Energy — 3.2%
Energy – Alternate Sources — 0.7%
First Solar, Inc. (a)	44,183	2,139,341
Pattern Energy Group, Inc. Class A (d)	115,083	2,286,699

		4,426,040

Oil & Gas — 2.5%
Callon Petroleum Co. (a)	209,643	2,513,620
Centennial Resource Development, Inc. Class A (a) (d)	202,255	4,419,272
Delek US Holdings, Inc.	37,631	1,596,683
Matador Resources Co. (a)	76,780	2,537,579
Viper Energy Partners LP	112,929	4,754,311
WildHorse Resource Development Corp. (a)	41,971	992,194

		16,813,659

		21,239,699

Financial — 14.9%
Banks — 4.8%
BancorpSouth Bank	135,297	4,424,212
CenterState Bank Corp.	59,476	1,668,302
First Financial Bancorp	71,892	2,135,192
First Interstate BancSystem, Inc. Class A	49,542	2,219,482
National Bank Holdings Corp. Class A	59,885	2,254,670
Seacoast Banking Corp. of Florida (a)	86,959	2,539,203
South State Corp.	27,225	2,232,450
Texas Capital Bancshares, Inc. (a)	44,669	3,691,893
Union Bankshares Corp.	102,671	3,955,914
Western Alliance Bancorp (a)	51,760	2,944,626
Wintrust Financial Corp.	38,830	3,298,220

		31,364,164

Diversified Financial Services — 2.4%
Air Lease Corp.	57,292	2,628,557
Evercore, Inc. Class A	17,220	1,731,471
Hamilton Lane, Inc. Class A	32,810	1,452,827
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (d)	180,845	3,882,742
LPL Financial Holdings, Inc.	34,290	2,212,048

	Number of Shares	Value
OneMain Holdings, Inc. (a)	42,290	$1,421,367
PRA Group, Inc. (a) (d)	60,794	2,188,584

		15,517,596

Insurance — 3.3%
Assured Guaranty Ltd.	67,425	2,847,358
eHealth, Inc. (a)	114,181	3,226,755
Horace Mann Educators Corp.	43,871	1,969,808
James River Group Holdings Ltd.	52,848	2,252,382
Kemper Corp.	28,632	2,303,444
Kinsale Capital Group, Inc.	27,904	1,781,949
MGIC Investment Corp. (a)	139,484	1,856,532
NMI Holdings, Inc. Class A (a)	118,027	2,673,312
Primerica, Inc.	22,540	2,717,197

		21,628,737

Private Equity — 0.6%
Kennedy-Wilson Holdings, Inc.	188,023	4,042,494

Real Estate — 0.1%
Five Point Holdings LLC Class A (a) (d)	106,163	998,994

Real Estate Investment Trusts (REITS) — 3.0%
Agree Realty Corp.	30,387	1,614,157
Corporate Office Properties Trust	54,729	1,632,566
Life Storage, Inc.	23,229	2,210,472
MFA Financial, Inc.	222,172	1,632,964
PotlatchDeltic Corp.	47,173	1,931,734
PS Business Parks, Inc.	17,330	2,202,470
Redwood Trust, Inc.	130,494	2,119,223
Rexford Industrial Realty, Inc.	69,886	2,233,557
Xenia Hotels & Resorts, Inc.	172,473	4,087,610

		19,664,753

Savings & Loans — 0.7%
Sterling Bancorp	206,868	4,551,096

		97,767,834

Industrial — 10.7%
Aerospace & Defense — 1.1%
Aerojet Rocketdyne Holdings, Inc. (a)	56,885	1,933,521
HEICO Corp.	53,683	4,971,583
Teledyne Technologies, Inc. (a)	1,603	395,428

		7,300,532

Building Materials — 1.0%
Lennox International, Inc.	14,610	3,190,824
Trex Co., Inc. (a)	42,780	3,293,204

		6,484,028

Electrical Components & Equipment — 0.8%
EnerSys	26,110	2,274,964
Novanta, Inc. (a)	44,840	3,067,056

		5,342,020

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 0.5%
II-VI, Inc. (a)	25,500	$1,206,150
Watts Water Technologies, Inc. Class A	27,195	2,257,185

		3,463,335

Engineering & Construction — 0.2%
Argan, Inc.	28,300	1,216,900

Environmental Controls — 0.4%
Clean Harbors, Inc. (a)	35,474	2,539,229

Machinery – Construction & Mining — 0.3%
BWX Technologies, Inc.	32,170	2,011,912

Machinery – Diversified — 1.5%
Chart Industries, Inc. (a)	60,761	4,759,409
SPX FLOW, Inc. (a)	95,076	4,943,952

		9,703,361

Metal Fabricate & Hardware — 1.6%
Advanced Drainage Systems, Inc.	90,453	2,794,998
RBC Bearings, Inc. (a)	29,730	4,470,203
Rexnord Corp. (a)	62,103	1,912,772
The Timken Co.	28,673	1,429,349

		10,607,322

Miscellaneous – Manufacturing — 2.2%
Actuant Corp. Class A (d)	168,158	4,691,608
Ambarella, Inc. (a) (d)	28,027	1,084,085
Axon Enterprise, Inc. (a)	16,434	1,124,579
ITT, Inc.	74,647	4,572,875
John Bean Technologies Corp.	24,694	2,945,994

		14,419,141

Packaging & Containers — 0.2%
Graphic Packaging Holding Co.	108,658	1,522,298

Transportation — 0.6%
Genesee & Wyoming, Inc. Class A (a)	14,330	1,303,887
Kirby Corp. (a)	32,589	2,680,445

		3,984,332

Trucking & Leasing — 0.3%
GATX Corp.	19,752	1,710,326

		70,304,736

Technology — 12.6%
Computers — 1.7%
Carbonite, Inc. (a)	45,540	1,623,501
EPAM Systems, Inc. (a)	10,263	1,413,215
Globant SA (a)	35,900	2,117,741
Mercury Systems, Inc. (a)	51,400	2,843,448
Tenable Holdings, Inc. (a) (d)	15,460	601,085
Varonis Systems, Inc. (a)	33,820	2,477,315

		11,076,305

	Number of Shares	Value
Office & Business Equipment — 0.3%
Zebra Technologies Corp. Class A (a)	10,018	$1,771,483

Semiconductors — 1.6%
Cohu, Inc.	91,100	2,286,610
Entegris, Inc.	101,597	2,941,233
Monolithic Power Systems, Inc.	31,060	3,898,962
Silicon Laboratories, Inc. (a)	19,560	1,795,608

		10,922,413

Software — 9.0%
2U, Inc. (a)	76,295	5,736,621
Blackline, Inc. (a)	49,100	2,772,677
Bottomline Technologies de, Inc. (a)	14,750	1,072,473
Castlight Health, Inc. Class B (a)	217,100	586,170
Cloudera, Inc. (a)	139,362	2,459,739
Coupa Software, Inc. (a)	28,180	2,229,038
Docusign, Inc. (Escrow Shares) (a) (b) (c)	8,415	18,934
Everbridge, Inc. (a)	47,902	2,761,071
Fair Isaac Corp. (a)	8,655	1,978,100
Five9, Inc. (a)	43,038	1,880,330
Guidewire Software, Inc. (a)	41,953	4,237,673
HubSpot, Inc. (a)	51,755	7,812,417
Liveramp Holdings, Inc. (a)	42,742	2,111,882
ManTech International Corp. Class A	62,606	3,962,960
MongoDB, Inc. (a) (d)	35,410	2,887,686
New Relic, Inc. (a)	38,030	3,583,567
Omnicell, Inc. (a)	39,617	2,848,462
RealPage, Inc. (a)	61,440	4,048,896
SailPoint Technologies Holding, Inc. (a)	69,618	2,368,404
SendGrid, Inc. (a)	62,767	2,309,198
Veeva Systems, Inc. Class A (a)	14,606	1,590,155

		59,256,453

		83,026,654

Utilities — 0.3%
Electric — 0.3%
Black Hills Corp.	37,010	2,149,911

TOTAL COMMON STOCK (Cost $501,694,853)		639,454,125

PREFERRED STOCK — 0.4%
Communications — 0.3%
Internet — 0.3%
The Honest Company, Inc. Series D (a) (b) (c)	14,220	530,832
Zuora, Inc. Class B (Lock Up) (a) (c)	73,119	1,689,780

		2,220,612

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 0.1%
Software — 0.1%
MarkLogic Corp. Series F (a) (b) (c)	77,018	$768,640

TOTAL PREFERRED STOCK (Cost $2,100,743)		2,989,252

TOTAL EQUITIES (Cost $503,795,596)		642,443,377

MUTUAL FUNDS — 5.8%
Diversified Financial Services — 5.8%
iShares Russell 2000 Index Fund	55,686	9,385,875
State Street Navigator Securities Lending Prime Portfolio (e)	28,451,511	28,451,511

		37,837,386

TOTAL MUTUAL FUNDS (Cost $37,844,684)		37,837,386

TOTAL LONG-TERM INVESTMENTS (Cost $541,640,280)		680,280,763

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$16,692,901	16,692,901

TOTAL SHORT-TERM INVESTMENTS (Cost $16,692,901)		16,692,901

TOTAL INVESTMENTS — 106.0% (Cost $558,333,181) (g)		696,973,664

Other Assets/(Liabilities) — (6.0)%		(39,599,986)

NET ASSETS — 100.0%		$657,373,678

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $3,848,279 or 0.59% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $27,764,686 or 4.22% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $16,694,431. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $17,032,197.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 97.6%
Australia — 6.5%
The AGL Energy Ltd.	11,110	$156,920
Alumina Ltd.	38,789	77,475
Amcor Ltd.	18,899	186,469
AMP Ltd.	49,349	113,772
APA Group	18,770	135,778
Aristocrat Leisure Ltd.	9,292	189,968
ASX Ltd.	3,228	148,005
Aurizon Holdings Ltd.	32,341	95,976
AusNet Services	29,454	34,684
Australia & New Zealand Banking Group Ltd.	47,608	967,700
Bank of Queensland Ltd.	6,610	52,640
Bendigo & Adelaide Bank Ltd.	8,270	64,241
BHP Billiton Ltd.	52,853	1,315,649
BlueScope Steel Ltd.	9,149	111,960
Boral Ltd.	20,051	99,608
Brambles Ltd.	26,286	207,126
Caltex Australia Ltd.	4,461	96,415
Challenger Ltd.	8,875	71,837
CIMIC Group Ltd.	1,649	61,028
Coca-Cola Amatil Ltd.	8,486	59,873
Cochlear Ltd.	968	141,184
Commonwealth Bank of Australia	28,975	1,495,153
Computershare Ltd.	7,899	113,474
Crown Resorts Ltd.	6,282	62,010
CSL Ltd.	7,444	1,076,351
Dexus	17,206	131,301
Domino’s Pizza Enterprises Ltd.	1,010	38,971
Flight Centre Travel Group Ltd. (a)	864	33,066
Fortescue Metals Group Ltd.	27,426	77,724
Goodman Group	26,419	198,450
The GPT Group	30,827	115,758
Harvey Norman Holdings Ltd. (a)	9,263	23,569
Healthscope Ltd.	28,093	42,593
Incitec Pivot Ltd.	28,746	82,678
Insurance Australia Group Ltd.	38,237	202,288
LendLease Group	9,297	131,729
Macquarie Group Ltd.	5,305	480,319
Medibank Pvt. Ltd.	44,277	93,129
Mirvac Group	58,414	101,752
National Australia Bank Ltd.	44,780	899,956
Newcrest Mining Ltd.	12,982	181,772
Orica Ltd.	6,092	74,690
Origin Energy Ltd. (b)	29,620	175,980
QBE Insurance Group Ltd.	22,857	183,706
Ramsay Health Care Ltd.	2,453	97,384
REA Group Ltd.	895	55,573
Rio Tinto Ltd.	6,755	382,618

	Number of Shares	Value
Santos Ltd.	30,035	$157,011
Scentre Group	86,667	247,690
SEEK Ltd.	5,258	78,596
Sonic Healthcare Ltd.	6,749	121,912
South32 Ltd.	52,452	146,293
South32 Ltd.	31,255	88,191
Stockland	41,028	122,791
Suncorp Group Ltd.	21,185	220,715
Sydney Airport	19,049	94,941
Tabcorp Holdings Ltd.	32,375	113,682
Telstra Corp. Ltd.	70,214	161,912
TPG Telecom Ltd. (a)	6,332	38,998
Transurban Group	42,834	346,276
Treasury Wine Estates Ltd.	11,718	147,408
Vicinity Centres	55,422	104,951
Wesfarmers Ltd.	18,631	671,175
Westpac Banking Corp.	56,330	1,134,467
Woodside Petroleum Ltd.	15,347	426,141
Woolworths Group Ltd.	21,536	435,955

		15,799,407

Austria — 0.2%
ANDRITZ AG	1,224	71,410
Erste Group Bank AG	4,897	203,118
OMV AG	2,484	139,442
Raiffeisen Bank International AG	2,364	67,978
voestalpine AG	1,860	84,987

		566,935

Belgium — 1.0%
Ageas	3,076	165,324
Anheuser-Busch InBev SA/NV	12,557	1,098,977
Colruyt SA (a)	965	54,580
Groupe Bruxelles Lambert SA	1,354	141,852
KBC Group NV	4,114	305,850
Proximus SADP	2,706	64,655
Solvay SA	1,185	158,747
Telenet Group Holding NV (a) (b)	946	52,084
UCB SA	2,131	191,263
Umicore SA	3,371	188,311

		2,421,643

Bermuda — 0.3%
CK Infrastructure Holdings Ltd.	11,500	91,096
Dairy Farm International Holdings Ltd.	5,700	51,290
Hongkong Land Holdings Ltd.	19,800	130,992
Jardine Matheson Holdings Ltd.	3,700	232,153
Jardine Strategic Holdings Ltd.	3,700	134,300
Kerry Properties Ltd.	11,000	37,317
Li & Fung Ltd.	100,000	22,360
NWS Holdings Ltd.	26,368	52,136

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shangri-La Asia Ltd.	18,000	$26,752
Yue Yuen Industrial Holdings Ltd.	12,000	33,342

		811,738

Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	4,500	45,821
CK Asset Holdings Ltd.	42,245	315,245
CK Hutchison Holdings Ltd.	44,245	507,309
Melco Resorts & Entertainment Ltd. ADR	4,246	89,803
MGM China Holdings Ltd.	16,000	25,068
Minth Group Ltd.	12,000	49,067
Sands China Ltd.	40,800	182,668
WH Group Ltd. (c)	149,072	104,986
Wharf Real Estate Investment Co. Ltd.	19,000	122,597
Wynn Macau Ltd.	25,200	57,137

		1,499,701

Denmark — 1.7%
AP Moller — Maersk A/S Class A	60	78,654
AP Moller — Maersk A/S Class B	111	155,784
Carlsberg A/S Class B	1,792	214,874
Chr Hansen Holding A/S	1,672	169,531
Coloplast A/S Class B	1,936	197,845
Danske Bank A/S	11,665	306,039
DSV A/S	3,108	282,426
Genmab A/S (b)	1,038	163,149
H Lundbeck A/S	1,147	70,756
ISS A/S	2,875	101,042
Novo Nordisk A/S Class B	29,929	1,408,878
Novozymes A/S Class B	3,542	194,024
Orsted A/S (c)	3,044	206,687
Pandora A/S	1,843	115,209
Tryg A/S	1,868	46,492
Vestas Wind Systems A/S	3,283	221,742
William Demant Holding A/S (b)	1,660	62,338

		3,995,470

Finland — 1.1%
Elisa OYJ	2,410	102,216
Fortum OYJ	7,493	187,821
Kone OYJ Class B	5,558	296,725
Metso OYJ	1,689	59,676
Neste OYJ	2,169	179,107
Nokia OYJ	82,297	456,425
Nokia OYJ	10,433	57,948
Nokian Renkaat OYJ	2,000	81,847
Orion OYJ Class B	1,659	62,805
Sampo OYJ Class A	7,264	375,828
Stora Enso OYJ Class R	9,355	178,671
UPM-Kymmene OYJ	8,768	343,535
Wartsila OYJ Abp (a)	7,562	147,405

		2,530,009

	Number of Shares	Value
France — 10.2%
Accor SA	3,180	$163,021
Aeroports de Paris	507	114,136
Air Liquide SA	7,060	927,318
Alstom SA	2,648	118,235
Amundi SA (c)	936	70,135
Arkema SA	1,157	143,136
Atos SE	1,606	190,866
AXA SA	32,041	860,238
BioMerieux	726	60,484
BNP Paribas SA	18,572	1,135,041
Bollore SA (a)	14,694	63,462
Bouygues SA	3,636	157,010
Bureau Veritas SA	4,485	115,638
Capgemini SE	2,624	330,239
Carrefour SA	9,421	180,469
Casino Guichard Perrachon SA (a)	803	33,706
Cie de Saint-Gobain	8,176	352,577
Cie Generale des Etablissements Michelin SCA	2,811	335,612
CNP Assurances	2,968	71,480
Covivio	631	65,728
Credit Agricole SA	18,596	267,160
Danone SA	10,155	786,165
Dassault Aviation SA	40	73,925
Dassault Systemes SE	2,127	317,444
Edenred	3,969	151,100
Eiffage SA	1,356	151,299
Electricite de France SA	9,898	173,653
Engie SA	29,954	439,993
Essilor International Cie Generale d’Optique SA	3,419	505,567
Eurazeo SE	733	57,707
Eutelsat Communications SA	2,857	67,469
Faurecia SA	1,290	77,463
Gecina SA	746	124,562
Getlink	7,876	100,587
Hermes International	519	343,449
ICADE	524	48,556
Iliad SA	401	52,343
Imerys SA	609	44,967
Ingenico Group SA	957	72,713
Ipsen SA	650	109,191
JCDecaux SA	1,295	47,358
Kering SA	1,251	668,936
Klepierre	3,482	123,364
L’Oreal SA	4,163	1,002,388
Legrand SA	4,368	318,063
LVMH Moet Hennessy Louis Vuitton SE	4,593	1,621,628
Natixis SA	16,032	108,638
Orange SA	32,748	521,686
Pernod Ricard SA	3,494	573,183

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Peugeot SA	9,604	$258,352
Publicis Groupe SA	3,502	208,869
Remy Cointreau SA	400	52,098
Renault SA	3,142	271,414
Rexel SA	4,732	71,021
Safran SA	5,506	770,588
Sanofi	18,525	1,652,425
Schneider Electric SE	683	54,949
Schneider Electric SE	8,311	668,680
SCOR SE	2,739	127,128
SEB SA	387	65,836
Societe BIC SA	410	37,535
Societe Generale SA	12,686	544,015
Sodexo SA	1,535	162,585
Suez	6,163	87,511
Teleperformance	930	175,432
Thales SA	1,726	245,017
Total SA (a)	39,415	2,544,808
Ubisoft Entertainment SA (b)	1,246	134,840
Unibail Rodamco Westfield (b)	11,160	113,893
Unibail Rodamco Westfield (b)	1,295	260,447
Unibail Rodamco Westfield	416	83,557
Valeo SA	3,842	166,821
Veolia Environnement SA	8,709	173,724
Vinci SA	8,333	792,722
Vivendi SA	17,081	439,160
Wendel SA	483	71,839

		24,674,354

Germany — 8.7%
1&1 Drillisch AG	804	39,110
adidas AG	3,110	761,532
Allianz SE Registered	7,270	1,619,521
Axel Springer SE	730	49,117
BASF SE	15,148	1,346,213
Bayer AG Registered	15,374	1,365,725
Bayerische Motoren Werke AG	5,465	492,259
Beiersdorf AG	1,697	191,474
Brenntag AG	2,587	159,673
Commerzbank AG (b)	16,977	176,920
Continental AG	1,815	315,947
Covestro AG (c)	3,140	254,543
Daimler AG Registered	15,002	945,025
Delivery Hero AG (b) (c)	1,611	77,432
Deutsche Bank AG Registered	32,413	369,645
Deutsche Boerse AG	3,190	427,413
Deutsche Lufthansa AG Registered	3,719	91,374
Deutsche Post AG Registered	16,342	582,754
Deutsche Telekom AG Registered	54,812	883,288
Deutsche Wohnen SE	5,796	278,029
E.ON SE	36,067	367,668
Evonik Industries AG	2,577	92,304
Fraport AG Frankfurt Airport Services Worldwide	688	60,789

	Number of Shares	Value
Fresenius Medical Care AG & Co. KGaA	3,558	$365,902
Fresenius SE & Co. KGaA	6,874	504,720
GEA Group AG	2,937	104,619
Hannover Rueck SE	1,009	142,521
HeidelbergCement AG	2,505	195,808
Henkel AG & Co. KGaA	1,752	186,072
HOCHTIEF AG	328	54,382
HUGO BOSS AG	983	75,692
Infineon Technologies AG	18,774	426,553
Innogy SE (b)	2,125	90,181
K+S AG Registered	3,032	63,635
KION Group AG	1,098	67,490
LANXESS AG	1,411	103,340
Linde AG	3,062	724,139
MAN SE	582	63,287
Merck KGaA	2,088	215,755
METRO AG	2,772	43,433
MTU Aero Engines AG	872	196,424
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,464	545,731
OSRAM Licht AG	1,655	65,799
ProSiebenSat.1 Media SE	3,986	103,527
Puma SE	34	16,777
Puma SE	98	48,358
RWE AG	8,405	207,326
SAP SE	16,208	1,994,740
Siemens AG Registered	12,611	1,614,762
Siemens Healthineers AG (b) (c)	2,536	111,520
Symrise AG	2,085	190,240
Telefonica Deutschland Holding AG	12,902	54,542
thyssenkrupp AG	7,121	179,889
TUI AG	4,761	91,312
TUI AG	2,672	51,208
Uniper Se	3,386	104,121
United Internet AG Registered	2,076	98,221
Volkswagen AG	556	96,672
Vonovia SE	8,024	392,029
Wirecard AG	1,936	419,268
Zalando SE (b) (c)	1,805	70,166

		21,027,916

Hong Kong — 2.5%
AIA Group Ltd.	198,780	1,776,045
The Bank of East Asia Ltd.	21,856	81,048
BOC Hong Kong Holdings Ltd.	60,500	285,711
CLP Holdings Ltd.	26,999	315,977
Galaxy Entertainment Group Ltd.	38,000	237,919
Hang Lung Group Ltd.	13,000	34,552
Hang Lung Properties Ltd.	33,000	64,516
Hang Seng Bank Ltd.	12,500	337,647
Henderson Land Development Co. Ltd.	22,114	111,115

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HK Electric Investments & HK Electric Investments Ltd. Class SS	43,706	$44,110
HKT Trust & HKT Ltd.	64,840	89,141
Hong Kong & China Gas Co. Ltd.	150,558	297,981
Hong Kong Exchanges & Clearing Ltd.	19,356	549,998
Hysan Development Co. Ltd.	11,035	55,736
Link REIT	35,223	346,557
MTR Corp. Ltd.	25,520	133,847
New World Development Co. Ltd.	101,890	138,018
PCCW Ltd.	71,136	41,443
Power Assets Holdings Ltd.	23,000	159,755
Sino Land Co. Ltd.	54,053	92,614
SJM Holdings Ltd.	34,000	30,998
Sun Hung Kai Properties Ltd.	26,258	382,488
Swire Pacific Ltd. Class A	8,000	87,653
Swire Properties Ltd.	19,996	75,743
Techtronic Industries Co. Ltd.	23,403	149,526
The Wharf Holdings Ltd.	21,000	56,863
Wheelock & Co. Ltd.	14,000	83,987

		6,060,988

Ireland — 0.6%
AIB Group PLC	13,857	70,947
Bank of Ireland Group PLC	15,535	118,939
CRH PLC	13,909	454,699
DCC PLC	1,500	136,015
James Hardie Industries PLC	7,352	111,008
Kerry Group PLC Class A	2,618	289,391
Paddy Power Betfair PLC	1,451	123,814
Smurfit Kappa Group PLC	3,832	151,514

		1,456,327

Israel — 0.5%
Azrieli Group Ltd.	718	36,847
Bank Hapoalim B.M.	18,105	132,330
Bank Leumi Le-Israel BM	24,573	161,850
Bezeq The Israeli Telecommunication Corp. Ltd.	30,579	35,145
Check Point Software Technologies Ltd. (b)	2,120	249,460
Elbit Systems Ltd.	390	49,401
Frutarom Industries Ltd.	617	63,858
Israel Chemicals Ltd.	11,207	68,596
Mizrahi Tefahot Bank Ltd.	2,307	40,380
Nice Ltd. (b)	1,047	120,003
Teva Pharmaceutical Industries Ltd. Sponsored ADR	15,941	343,369

		1,301,239

Italy — 1.8%
Assicurazioni Generali SpA	19,215	331,301
Atlantia SpA	8,381	173,546

	Number of Shares	Value
Davide Campari-Milano SpA	9,775	$83,216
Enel SpA	133,665	683,026
Eni SpA	41,822	788,776
Intesa Sanpaolo SpA	245,300	624,316
Leonardo SpA	6,438	77,589
Luxottica Group SpA	2,863	194,302
Mediobanca Banca di Credito Finanziario SpA	10,626	105,825
Moncler SpA	2,841	122,246
Pirelli & C SpA (b) (c)	6,657	55,801
Poste Italiane SpA (c)	8,592	68,653
Prysmian SpA	4,071	94,515
Recordati SpA	1,755	59,245
Snam SpA	38,184	158,770
Telecom Italia SpA (b)	192,873	116,885
Terna Rete Elettrica Nazionale SpA	23,695	126,288
UniCredit SpA	33,058	495,635

		4,359,935

Japan — 24.1%
ABC-Mart, Inc. (a)	500	27,811
Acom Co. Ltd.	6,300	25,394
Aeon Co. Ltd. (a)	10,200	245,792
AEON Financial Service Co, Ltd.	1,800	37,275
Aeon Mall Co. Ltd.	1,500	25,774
AGC, Inc.	3,100	128,676
Air Water, Inc.	2,400	44,050
Aisin Seiki Co. Ltd.	2,600	126,582
Ajinomoto Co., Inc.	7,800	133,862
Alfresa Holdings Corp.	3,100	82,958
Alps Electric Co. Ltd.	3,300	83,838
Amada Holdings Co. Ltd.	5,100	54,410
ANA Holdings, Inc.	1,800	62,877
Aozora Bank Ltd.	1,900	67,891
Asahi Group Holdings Ltd.	5,900	255,777
Asahi Kasei Corp.	20,600	312,464
Asics Corp.	2,600	38,672
Astellas Pharma, Inc.	31,100	542,579
Bandai Namco Holdings, Inc.	3,400	132,113
The Bank of Kyoto Ltd.	800	41,750
Benesse Holdings, Inc.	1,100	31,323
Bridgestone Corp.	10,000	377,908
Brother Industries Ltd.	3,600	71,096
Calbee, Inc.	1,300	42,763
Canon, Inc.	16,600	525,434
Casio Computer Co. Ltd. (a)	3,200	52,310
Central Japan Railway Co.	2,400	499,754
Century Tokyo Leasing Corp. (a)	700	43,494
The Chiba Bank Ltd.	9,700	66,245
Chubu Electric Power Co., Inc.	10,200	154,288
Chugai Pharmaceutical Co. Ltd.	3,600	231,312
The Chugoku Electric Power Co., Inc. (a)	4,900	62,963

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coca-Cola Bottlers Japan Holdings, Inc.	2,100	$56,184
Concordia Financial Group Ltd.	17,400	85,296
Credit Saison Co. Ltd.	2,600	42,382
CyberAgent, Inc.	1,700	90,446
CYBERDYNE, Inc. (a) (b)	1,800	14,214
Dai Nippon Printing Co. Ltd.	4,200	97,682
Dai-ichi Life Holdings, Inc.	17,700	368,481
Daicel Corp.	3,900	45,320
Daifuku Co. Ltd.	1,700	86,663
Daiichi Sankyo Co. Ltd.	9,300	403,203
Daikin Industries Ltd.	4,100	545,910
Daito Trust Construction Co. Ltd.	1,200	154,351
Daiwa House Industry Co. Ltd.	9,200	272,774
Daiwa House REIT Investment Corp.	29	66,335
Daiwa Securities Group, Inc.	26,700	162,076
DeNA Co. Ltd.	1,800	31,795
Denso Corp.	7,200	380,130
Dentsu, Inc.	3,600	166,505
Disco Corp.	500	83,563
Don Quijote Holdings Co. Ltd.	1,900	96,152
East Japan Railway Co.	5,100	473,842
Eisai Co. Ltd.	4,200	408,942
Electric Power Development Co. Ltd.	2,200	60,884
FamilyMart UNY Holdings Co. Ltd.	1,000	103,842
FANUC Corp.	3,200	603,455
Fast Retailing Co., Ltd.	1,000	508,128
Fuji Electric Co. Ltd.	2,000	80,112
FUJIFILM Holdings Corp.	6,400	288,171
Fujitsu Ltd.	3,300	235,041
Fukuoka Financial Group, Inc.	2,400	66,006
Hakuhodo DY Holdings, Inc.	3,700	64,898
Hamamatsu Photonics KK	2,200	87,613
Hankyu Hanshin Holdings, Inc.	3,700	131,231
Hikari Tsushin, Inc.	300	59,312
Hino Motors Ltd.	4,200	45,998
Hirose Electric Co. Ltd. (a)	525	57,287
Hisamitsu Pharmaceutical Co., Inc.	1,000	76,671
Hitachi Chemical Co. Ltd.	1,700	34,606
Hitachi Construction Machinery Co. Ltd. (a)	1,700	56,852
Hitachi High-Technologies Corp.	1,100	37,901
Hitachi Ltd.	16,000	543,705
Hitachi Metals Ltd. (a)	3,500	43,339
Honda Motor Co. Ltd.	26,900	814,390
Hoshizaki Corp.	900	93,168
Hoya Corp.	6,200	368,069
Hulic Co. Ltd.	5,200	51,041
Idemitsu Kosan Co. Ltd.	2,300	121,654
IHI Corp.	2,300	87,142
Iida Group Holdings Co. Ltd. (a)	2,500	44,477
Inpex Corp.	16,700	207,862
Isetan Mitsukoshi Holdings Ltd. (a)	5,800	71,222
Isuzu Motors Ltd.	9,000	141,860

	Number of Shares	Value
ITOCHU Corp.	23,300	$426,622
J Front Retailing Co. Ltd.	3,600	55,828
Japan Airlines Co. Ltd.	1,800	64,704
Japan Airport Terminal Co. Ltd.	800	36,400
Japan Exchange Group, Inc.	8,600	149,860
Japan Post Bank Co. Ltd.	7,000	82,739
Japan Post Holdings Co. Ltd.	25,800	306,990
Japan Prime Realty Investment Corp.	14	49,905
Japan Real Estate Investment Corp.	21	110,158
Japan Retail Fund Investment Corp.	45	81,627
Japan Tobacco, Inc.	18,100	472,540
JFE Holdings, Inc.	8,000	182,648
JGC Corp.	3,300	75,704
JSR Corp.	3,000	56,000
JTEKT Corp.	3,300	48,298
JXTG Holdings, Inc.	53,300	401,996
Kajima Corp.	7,500	108,976
Kakaku.com, Inc.	2,300	44,989
Kamigumi Co. Ltd.	1,900	41,880
Kaneka Corp.	800	36,963
The Kansai Electric Power Co., Inc.	11,900	179,327
Kansai Paint Co. Ltd. (a)	2,800	51,601
Kao Corp.	8,200	662,207
Kawasaki Heavy Industries Ltd.	2,300	64,875
KDDI Corp.	29,300	809,570
Keihan Holdings Co., Ltd.	1,700	64,933
Keikyu Corp. (a)	3,500	63,805
Keio Corp. (a)	1,600	87,605
Keisei Electric Railway Co. Ltd.	2,000	70,420
Keyence Corp.	1,600	928,228
Kikkoman Corp. (a)	2,300	136,870
Kintetsu Group Holdings Co. Ltd.	2,800	112,635
Kirin Holdings Co. Ltd.	13,500	345,925
Kobayashi Pharmaceutical Co. Ltd.	800	58,861
Kobe Steel Ltd.	5,200	46,236
Koito Manufacturing Co. Ltd.	1,800	118,055
Komatsu Ltd.	15,200	462,531
Konami Holdings Corp. (a)	1,600	62,678
Konica Minolta, Inc.	7,100	75,506
Kose Corp.	500	95,268
Kubota Corp.	16,100	272,430
Kuraray Co. Ltd.	5,100	76,684
Kurita Water Industries Ltd.	1,800	52,403
Kyocera Corp.	5,300	318,219
Kyowa Hakko Kirin Co. Ltd.	4,100	76,918
Kyushu Electric Power Co, Inc.	6,000	72,404
Kyushu Railway Co.	2,600	79,094
Lawson, Inc.	800	48,717
LINE Corp. (a) (b)	1,300	54,866
Lion Corp.	3,700	82,191
LIXIL Group Corp.	4,600	88,597
M3, Inc.	6,800	154,186
Mabuchi Motor Co. Ltd.	800	32,291

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Makita Corp.	3,600	$180,338
Marubeni Corp.	26,300	240,784
Marui Group Co. Ltd. (a)	3,300	81,453
Maruichi Steel Tube Ltd.	900	29,347
Mazda Motor Corp. (a)	9,700	116,477
McDonald’s Holdings Co. Japan Ltd.	1,100	48,263
Mebuki Financial Group Inc.	13,300	46,001
Medipal Holdings Corp.	2,700	56,353
MEIJI Holdings Co. Ltd.	1,900	127,603
MinebeaMitsumi, Inc.	6,200	112,450
MISUMI Group, Inc.	4,800	124,097
Mitsubishi Chemical Holding Corp.	21,200	202,903
Mitsubishi Corp.	22,300	687,271
Mitsubishi Electric Corp.	30,100	412,326
Mitsubishi Estate Co. Ltd.	19,400	329,944
Mitsubishi Gas Chemical Co., Inc.	2,600	55,351
Mitsubishi Heavy Industries Ltd.	5,100	196,956
Mitsubishi Materials Corp.	1,800	53,667
Mitsubishi Motors Corp.	10,600	74,842
Mitsubishi Tanabe Pharma Corp.	4,000	66,914
Mitsubishi UFJ Financial Group, Inc.	195,200	1,215,047
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,400	37,682
Mitsui & Co. Ltd.	27,300	485,136
Mitsui Chemicals, Inc.	2,900	72,531
Mitsui Fudosan Co. Ltd.	14,700	347,975
Mitsui OSK Lines Ltd. (a)	1,700	49,597
Mizuho Financial Group, Inc.	399,100	695,922
MS&AD Insurance Group Holdings, Inc.	7,700	256,376
Murata Manufacturing Co. Ltd.	3,000	460,046
Nabtesco Corp.	1,800	47,858
Nagoya Railroad Co. Ltd.	3,200	79,251
NEC Corp.	4,100	113,305
Nexon Co. Ltd. (b)	7,600	99,364
NGK Insulators Ltd. (a)	4,600	75,887
NGK Spark Plug Co. Ltd.	2,600	75,764
NH Foods Ltd.	1,500	55,381
Nidec Corp.	3,700	532,420
Nikon Corp.	5,200	97,707
Nintendo Co. Ltd.	1,900	693,486
Nippon Building Fund, Inc.	21	121,434
Nippon Electric Glass Co. Ltd.	1,300	40,878
Nippon Express Co. Ltd.	1,200	78,684
Nippon Paint Holdings Co. Ltd.	2,500	93,318
Nippon Prologis REIT, Inc.	27	53,446
Nippon Steel & Sumitomo Metal Corp.	12,400	262,295
Nippon Telegraph & Telephone Corp.	11,400	514,969
Nippon Yusen KK (a)	2,300	43,257
Nissan Chemical Corp.	2,200	116,208
Nissan Motor Co. Ltd.	38,100	356,663
Nisshin Seifun Group, Inc.	3,200	70,140
Nissin Foods Holdings Co. Ltd.	1,100	75,609

	Number of Shares	Value
Nitori Holdings Co. Ltd.	1,300	$186,437
Nitto Denko Corp.	2,700	202,423
NOK Corp. (a)	1,300	22,321
Nomura Holdings, Inc.	56,300	267,295
Nomura Real Estate Holdings, Inc.	2,100	42,397
Nomura Real Estate Master Fund, Inc.	62	84,820
Nomura Research Institute Ltd.	1,800	90,846
NSK Ltd.	5,700	65,339
NTT Data Corp.	10,100	139,859
NTT DOCOMO, Inc.	21,900	588,906
Obayashi Corp.	11,200	106,086
Obic Co. Ltd.	1,100	103,995
Odakyu Electric Railway Co. Ltd. (a)	4,700	111,209
Oji Holdings Corp.	14,000	101,651
Olympus Corp.	4,900	191,301
Omron Corp.	3,100	130,956
Ono Pharmaceutical Co. Ltd.	6,400	181,045
Oracle Corp.	600	48,371
Oriental Land Co. Ltd.	3,300	345,097
ORIX Corp.	21,800	353,406
Osaka Gas Co. Ltd.	6,300	122,886
Otsuka Corp.	1,700	63,452
Otsuka Holdings Co. Ltd.	6,400	322,647
Panasonic Corp.	36,400	424,102
Park24 Co. Ltd.	1,800	54,396
Persol Holdings Co. Ltd.	3,100	72,696
Pola Orbis Holdings, Inc.	1,600	58,437
Rakuten, Inc. (a)	14,700	112,659
Recruit Holdings Co. Ltd.	18,200	607,021
Renesas Electronics Corp. (b)	13,000	81,254
Resona Holdings, Inc.	35,400	198,865
Ricoh Co. Ltd.	11,400	122,429
Rinnai Corp.	600	45,658
Rohm Co. Ltd.	1,600	116,000
Ryohin Keikaku Co. Ltd.	400	118,842
Sankyo Co. Ltd.	800	31,303
Santen Pharmaceutical Co. Ltd.	6,300	99,880
SBI Holdings, Inc.	3,542	110,081
Secom Co. Ltd.	3,500	285,347
Sega Sammy Holdings, Inc.	2,800	41,287
Seibu Holdings, Inc.	3,500	62,945
Seiko Epson Corp.	4,300	73,359
Sekisui Chemical Co. Ltd.	6,300	116,246
Sekisui House Ltd.	9,900	150,980
Seven & i Holdings Co. Ltd.	12,500	556,752
Seven Bank Ltd. (a)	11,500	36,340
SG Holdings Co. Ltd.	1,500	39,308
Sharp Corp.	2,800	56,844
Shimadzu Corp.	3,800	118,988
Shimamura Co. Ltd.	400	37,923
Shimano, Inc.	1,200	193,406
Shimizu Corp.	9,000	82,158
Shin-Etsu Chemical Co. Ltd.	6,000	531,485

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shinsei Bank Ltd.	2,500	$40,858
Shionogi & Co. Ltd.	4,500	293,892
Shiseido Co. Ltd.	6,300	487,857
The Shizuoka Bank Ltd.	7,200	64,633
Showa Denko KK	2,300	126,973
Showa Shell Sekiyu KK	3,100	65,688
SMC Corp.	900	288,118
SoftBank Group Corp.	13,600	1,373,405
Sohgo Security Services Co. Ltd.	1,200	52,732
Sompo Holdings, Inc.	5,600	238,492
Sony Corp.	20,900	1,281,748
Sony Financial Holdings, Inc.	2,900	63,922
Stanley Electric Co. Ltd.	2,200	75,220
Start Today Co. Ltd.	3,400	102,934
Subaru Corp.	10,000	306,340
Sumco Corp.	3,800	54,976
Sumitomo Chemical Co. Ltd.	25,000	146,313
Sumitomo Corp.	18,400	306,788
Sumitomo Dainippon Pharma Co. Ltd. (a)	2,600	59,700
Sumitomo Electric Industries Ltd.	12,700	199,236
Sumitomo Heavy Industries Ltd.	1,800	64,237
Sumitomo Metal Mining Co. Ltd.	3,900	136,811
Sumitomo Mitsui Financial Group, Inc.	22,200	896,020
Sumitomo Mitsui Trust Holdings, Inc.	5,500	226,343
Sumitomo Realty & Development Co. Ltd.	6,000	215,447
Sumitomo Rubber Industries Ltd.	3,000	45,028
Sundrug Co. Ltd.	1,200	42,800
Suntory Beverage & Food Ltd.	2,400	101,430
Suzuken Co. Ltd.	1,300	61,669
Suzuki Motor Corp.	5,600	320,831
Sysmex Corp.	2,800	241,297
T&D Holdings, Inc.	9,500	156,763
Taiheiyo Cement Corp.	2,100	65,889
Taisei Corp.	3,500	159,592
Taisho Pharmaceutical Holdings Co. Ltd.	600	73,360
Taiyo Nippon Sanso Corp.	2,100	31,419
Takashimaya Co. Ltd.	2,500	42,227
Takeda Pharmaceutical Co. Ltd. (a)	11,800	505,253
TDK Corp.	2,100	229,096
Teijin Ltd.	2,800	53,708
Terumo Corp.	4,900	290,308
THK Co. Ltd.	1,900	48,380
Tobu Railway Co. Ltd.	3,100	91,671
Toho Co. Ltd.	1,900	59,624
Toho Gas Co. Ltd.	1,200	45,660
Tohoku Electric Power Co., Inc.	7,200	97,712
Tokio Marine Holdings, Inc.	11,100	550,796
Tokyo Electric Power Co. Holdings, Inc. (b)	24,500	120,277

	Number of Shares	Value
Tokyo Electron Ltd.	2,600	$356,876
Tokyo Gas Co. Ltd.	6,600	162,234
Tokyo Tatemono Co. Ltd.	2,900	35,374
Tokyu Corp.	8,400	153,622
Tokyu Fudosan Holdings Corp.	8,500	59,247
Toppan Printing Co. Ltd.	4,000	64,263
Toray Industries, Inc.	23,400	175,809
Toshiba Corp. (b)	10,600	306,378
Tosoh Corp.	4,100	63,146
TOTO Ltd. (a)	2,400	99,591
Toyo Seikan Group Holdings Ltd.	2,400	49,795
Toyo Suisan Kaisha Ltd.	1,300	50,405
Toyoda Gosei Co. Ltd. (a)	1,100	27,131
Toyota Industries Corp.	2,500	147,892
Toyota Motor Corp.	37,700	2,338,975
Toyota Tsusho Corp.	3,600	135,918
Trend Micro, Inc.	1,900	122,267
Tsuruha Holdings, Inc.	600	73,876
Unicharm Corp.	6,800	224,602
United Urban Investment Corp.	48	75,331
USS Co. Ltd.	3,700	68,690
West Japan Railway Co.	2,600	181,277
Yahoo! Japan Corp.	48,400	174,222
Yakult Honsha Co. Ltd.	1,800	147,471
Yamada Denki Co. Ltd. (a)	11,000	55,667
Yamaguchi Financial Group, Inc. (a)	3,000	32,687
Yamaha Corp.	2,200	116,560
Yamaha Motor Co. Ltd.	4,800	134,597
Yamato Holdings Co. Ltd. (a)	5,000	153,529
Yamazaki Baking Co. Ltd.	2,000	40,036
Yaskawa Electric Corp.	4,100	121,623
Yokogawa Electric Corp.	3,600	76,160
The Yokohama Rubber Co. Ltd.	1,800	38,806

		58,426,823

Luxembourg — 0.3%
ArcelorMittal	10,875	337,206
Eurofins Scientific SE	185	104,875
Millicom International Cellular SA	1,090	62,565
RTL Group	620	44,195
SES SA	5,782	126,827
Tenaris SA	7,982	133,899

		809,567

Mauritius — 0.0%
Golden Agri-Resources Ltd.	117,500	21,470

Netherlands — 4.2%
ABN AMRO Group NV (c)	6,832	185,985
Aegon NV	30,018	194,720
AerCap Holdings NV (b)	2,043	117,513
Airbus SE	9,606	1,204,356
Akzo Nobel NV	4,148	387,830
ASML Holding NV	6,766	1,263,430
CNH Industrial NV	16,556	198,570

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EXOR NV	1,845	$123,652
Ferrari NV	454	62,318
Ferrari NV (a)	1,554	212,758
Fiat Chrysler Automobiles NV (a) (b)	11,145	195,149
Fiat Chrysler Automobiles NV (b)	6,561	115,053
Heineken Holding NV	1,851	167,608
Heineken NV	4,275	400,295
ING Groep NV	64,336	834,085
Koninklijke Ahold Delhaize NV	20,634	473,123
Koninklijke DSM NV	2,992	316,884
Koninklijke KPN NV	56,715	149,585
Koninklijke Philips NV	15,505	706,164
Koninklijke Vopak NV	1,054	51,907
NN Group NV	4,868	216,856
NXP Semiconductor NV	5,669	484,699
QIAGEN NV (b)	3,638	137,694
Randstad NV	1,898	101,304
STMicroelectronics NV	11,215	204,020
Unilever NV	25,438	1,416,492
Wolters Kluwer NV	4,746	295,762

		10,217,812

New Zealand — 0.2%
a2 Milk Co. Ltd. (b)	12,155	90,640
Auckland International Airport Ltd.	16,674	80,685
Fisher & Paykel Healthcare Corp. Ltd.	9,581	95,582
Fletcher Building Ltd. (b)	14,358	61,791
Meridian Energy Ltd.	20,728	45,137
Ryman Healthcare Ltd.	6,396	59,345
Spark New Zealand Ltd.	31,370	84,198

		517,378

Norway — 0.8%
Det Norske Oljeselskap ASA	1,763	74,815
DNB ASA	16,001	336,655
Equinor ASA	19,179	540,638
Gjensidige Forsikring ASA	3,473	58,539
Marine Harvest ASA	7,021	162,648
Norsk Hydro ASA	22,731	136,451
Orkla ASA	13,876	117,227
Schibsted ASA Class B	1,499	51,946
Telenor ASA	12,186	238,206
Yara International ASA	3,003	147,183

		1,864,308

Papua New Guinea — 0.1%
Oil Search Ltd.	22,950	149,119

Portugal — 0.2%
Banco Espirito Santo SA (b) (d) (e)	39,664	-
EDP — Energias de Portugal SA	43,465	160,540
Galp Energia SGPS SA	8,363	165,834
Jeronimo Martins SGPS SA	3,859	56,832

		383,206

	Number of Shares	Value
Singapore — 1.2%
Ascendas REIT	40,700	$78,496
CapitaLand Commercial Trust	40,643	52,912
CapitaLand Ltd.	40,300	99,202
CapitaLand Mall Trust	41,100	66,925
City Developments Ltd.	6,800	45,258
ComfortDelGro Corp. Ltd.	34,800	61,781
DBS Group Holdings, Ltd.	29,463	560,764
Genting Singapore Ltd.	103,000	79,727
Jardine Cycle & Carriage Ltd.	1,777	41,567
Keppel Corp. Ltd.	24,900	126,714
Oversea-Chinese Banking Corp. Ltd.	50,583	422,981
SATS Ltd.	11,200	42,751
Sembcorp Industries Ltd.	16,500	37,238
Singapore Airlines Ltd.	9,500	67,668
Singapore Exchange Ltd.	13,700	73,829
Singapore Press Holdings Ltd. (a)	26,900	56,457
Singapore Technologies Engineering Ltd.	27,000	70,284
Singapore Telecommunications Ltd.	133,600	316,308
Suntec REIT	35,300	49,820
United Overseas Bank Ltd.	21,893	432,635
UOL Group Ltd.	8,269	41,651
Venture Corp. Ltd.	4,400	56,702
Wilmar International Ltd.	31,500	74,090
Yangzijiang Shipbuilding Holdings Ltd.	39,700	35,881

		2,991,641

Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	4,144	175,603
Aena SME SA (c)	1,138	196,840
Amadeus IT Group SA	7,214	669,426
Banco Bilbao Vizcaya Argentaria SA	109,875	694,696
Banco de Sabadell SA	89,824	139,390
Banco Santander SA	265,976	1,329,342
Bankia SA	19,111	74,423
Bankinter SA	11,327	104,306
CaixaBank SA	58,727	266,727
Enagas SA	3,861	104,221
Endesa SA	5,360	115,730
Ferrovial SA	8,165	168,836
Grifols SA	5,064	142,479
Iberdrola SA	97,958	717,653
Industria de Diseno Textil SA	17,975	543,525
International Consolidated Airlines Group SA	9,632	82,434
Mapfre SA	18,733	58,447
Naturgy Energy Group SA	5,922	161,642
Red Electrica Corp. SA	7,323	153,046
Repsol SA	22,338	445,151

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Siemens Gamesa Renewable Energy SA (a) (b)	3,998	$50,465
Telefonica SA	76,750	604,870

		6,999,252

Sweden — 2.7%
Alfa Laval AB	4,969	134,557
Assa Abloy AB Class B	16,434	330,339
Atlas Copco AB Class A	11,043	317,905
Atlas Copco AB Class B	6,636	176,871
Boliden AB	4,596	127,943
Electrolux AB Series B	3,734	82,137
Epiroc AB Class A (b)	11,466	128,099
Epiroc AB Class B (b)	6,026	62,017
Essity AB Class B	9,849	247,361
Hennes & Mauritz AB Class B (a)	14,182	261,793
Hexagon AB Class B	4,288	251,088
Husqvarna AB Class B	6,940	59,016
ICA Gruppen AB (a)	1,312	41,637
Industrivarden AB Class C	2,655	58,941
Investor AB Class B	7,458	344,340
Kinnevik AB Class B	3,931	118,714
L E Lundbergforetagen AB Class B	1,378	46,416
Lundin Petroleum AB	3,013	115,005
Nordea Bank AB	50,294	547,606
Sandvik AB	18,625	330,562
Securitas AB Class B	5,416	94,235
Skandinaviska Enskilda Banken AB Class A	26,688	297,713
Skanska AB Class B	5,847	114,740
SKF AB Class B	6,427	126,656
Svenska Handelsbanken AB Class A	24,934	314,607
Swedbank AB Class A	14,798	366,476
Swedish Match AB	2,862	146,431
Tele2 AB Class B	5,721	68,742
Telefonaktiebolaget LM Ericsson Class B	50,672	448,665
Telia Co AB	45,904	210,698
Volvo AB Class B	25,860	456,700

		6,428,010

Switzerland — 8.1%
ABB Ltd. Registered	30,292	716,788
Adecco Group AG Registered	2,729	143,144
Baloise Holding AG Registered	828	126,163
Barry Callebaut AG Registered	36	68,149
Chocoladefabriken Lindt & Spruengli AG	18	126,137
Chocoladefabriken Lindt & Spruengli AG Registered	2	163,997
Cie Financiere Richemont SA Registered	8,614	701,290
Clariant AG	3,190	82,926
Coca-Cola HBC AG	3,273	111,355

	Number of Shares	Value
Credit Suisse Group AG Registered	42,111	$631,965
Dufry AG Registered (a)	530	59,684
EMS-Chemie Holding AG Registered	133	79,189
Geberit AG Registered	606	280,822
Givaudan SA Registered	151	370,939
Julius Baer Group Ltd.	3,784	189,124
Kuehne & Nagel International AG Registered	900	142,464
LafargeHolcim Ltd. Registered	3,617	178,362
LafargeHolcim Ltd. Registered	4,338	214,012
Lonza Group AG Registered	1,231	419,777
Nestle SA Registered	51,336	4,276,601
Novartis AG Registered	35,740	3,079,302
Pargesa Holding SA	683	54,815
Partners Group Holding AG	286	226,690
Roche Holding AG	11,583	2,802,846
Schindler Holding AG	656	163,333
Schindler Holding AG Registered	334	80,518
SGS SA Registered	86	226,234
Sika AG Registered	2,118	307,994
Sonova Holding AG Registered	911	181,256
Straumann Holding AG Registered	168	126,281
The Swatch Group AG	508	201,782
The Swatch Group AG Registered	907	70,617
Swiss Life Holding AG Registered	575	217,718
Swiss Prime Site AG Registered	1,196	101,904
Swiss Re AG	5,160	475,867
Swisscom AG Registered	433	196,504
Temenos Group AG Registered	1,020	165,197
UBS Group AG Registered	63,569	1,002,548
Vifor Pharma AG	774	134,182
Zurich Insurance Group AG	2,491	786,579

		19,685,055

United Kingdom — 17.1%
3i Group PLC	16,026	196,397
Admiral Group PLC	3,274	88,688
Anglo American PLC	17,258	386,571
Antofagasta PLC	6,685	74,322
Ashtead Group PLC	8,011	254,252
Associated British Foods PLC	5,706	170,270
AstraZeneca PLC	20,857	1,624,893
Auto Trader Group PLC (c)	15,140	88,127
Aviva PLC	65,607	417,981
Babcock International Group PLC	4,438	41,819
BAE Systems PLC	52,366	429,508
Barclays PLC	281,966	630,406
Barratt Developments PLC	17,242	127,342
The Berkeley Group Holdings PLC	2,033	97,425
BHP Billiton PLC	34,710	754,297
BP PLC	328,622	2,521,298
British American Tobacco PLC	37,799	1,764,693
The British Land Co. PLC	15,523	124,705

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BT Group PLC	138,320	$405,796
Bunzl PLC	5,638	177,217
Burberry Group PLC	7,069	185,640
Carnival PLC	2,925	181,676
Centrica PLC	94,875	191,376
Coca-Cola European Partners PLC	3,660	166,420
Compass Group PLC	26,023	578,617
ConvaTec Group PLC (c)	22,355	67,655
Croda International PLC	2,207	149,446
Diageo PLC	40,508	1,434,565
Direct Line Insurance Group PLC	23,612	99,584
easyJet PLC	2,711	46,369
Experian PLC	15,046	386,420
Ferguson PLC	3,803	322,609
Fresnillo PLC	3,897	41,654
G4S PLC	26,917	84,791
GlaxoSmithKline PLC	81,652	1,635,891
Glencore PLC	189,816	818,241
GVC Holdings PLC	9,428	112,862
Hammerson PLC	13,789	82,020
Hargreaves Lansdown PLC	4,641	135,047
HSBC Holdings PLC	330,691	2,886,722
Imperial Brands PLC	15,656	544,494
Informa PLC	21,003	208,452
InterContinental Hotels Group PLC	3,033	188,789
Intertek Group PLC	2,702	175,680
Investec PLC	11,416	80,107
ITV PLC	61,370	126,151
J Sainsbury PLC	27,854	116,728
John Wood Group PLC	11,490	115,552
Johnson Matthey PLC	3,269	151,576
Kingfisher PLC	34,086	114,551
Land Securities Group PLC	12,358	142,171
Legal & General Group PLC	97,267	332,008
Lloyds Banking Group PLC	1,189,748	918,113
London Stock Exchange Group PLC	5,114	305,515
Marks & Spencer Group PLC	25,726	96,735
Mediclinic International PLC	6,094	34,036
Meggitt PLC	12,764	94,164
Melrose Industries PLC	78,522	204,277
Merlin Entertainments PLC (c)	12,548	65,428
Micro Focus International PLC	6,951	128,799
Mondi PLC	6,202	169,814
National Grid PLC	55,113	568,291
Next PLC	2,302	164,718
NMC Health PLC	1,656	73,219
Pearson PLC	13,133	152,061
Persimmon PLC	5,232	161,130
Prudential PLC	42,653	978,080
Randgold Resources Ltd.	1,597	113,268
Reckitt Benckiser Group PLC	11,015	1,006,268
RELX PLC	32,509	684,016
Rio Tinto PLC	19,533	985,481

	Number of Shares	Value
Rolls-Royce Holdings PLC	27,388	$352,079
Royal Bank of Scotland Group PLC	80,982	261,808
Royal Dutch Shell PLC Class A	75,729	2,599,633
Royal Dutch Shell PLC Class B	61,688	2,158,807
Royal Mail PLC	14,067	87,385
RSA Insurance Group PLC	17,199	128,780
The Sage Group PLC	18,280	139,579
Schroders PLC	1,940	78,158
Segro PLC	16,973	141,015
Severn Trent PLC	3,693	88,936
Shire PLC	15,051	908,063
Sky PLC	16,892	380,654
Smith & Nephew PLC	14,228	259,293
Smiths Group PLC	6,641	129,439
SSE PLC	17,067	254,794
St. James’s Place PLC	9,025	134,381
Standard Chartered PLC	46,096	381,748
Standard Life Aberdeen PLC	43,653	173,812
Taylor Wimpey PLC	56,105	125,390
Tesco PLC	161,147	503,380
Travis Perkins PLC	4,373	60,643
Unilever PLC	20,092	1,103,473
United Utilities Group PLC	11,742	107,672
Vodafone Group PLC	438,795	940,763
The Weir Group PLC	4,165	95,700
Whitbread PLC	3,094	190,112
Wm Morrison Supermarkets PLC	37,864	127,957
WPP PLC	20,746	303,275

		41,400,013

TOTAL COMMON STOCK (Cost $214,158,968)		236,399,316

PREFERRED STOCK — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG 5.860%	893	70,091
Fuchs Petrolub SE 2.090%	1,156	64,566
Henkel AG & Co. KGaA 1.640%	2,928	343,719
Porsche Automobil Holding SE 3.220%	2,597	174,856
Sartorius AG 0.350%	558	90,564
Schaeffler AG 4.920%	2,345	29,897
Volkswagen AG 2.720%	3,063	537,695

		1,311,388

Italy — 0.0%
Telecom Italia SpA 5.160%	99,009	53,166

TOTAL PREFERRED STOCK (Cost $1,280,298)		1,364,554

TOTAL EQUITIES (Cost $215,439,266)		237,763,870

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.6%
United States — 1.6%
State Street Navigator Securities Lending Prime Portfolio (f)	3,895,189	$3,895,189

TOTAL MUTUAL FUNDS (Cost $3,895,189)		3,895,189

RIGHTS — 0.0%
Australia — 0.0%
Harvey Norman Holdings Ltd., Expires 10/15/18 (a) (b)	543	314

TOTAL RIGHTS (Cost $0)		314

TOTAL LONG-TERM INVESTMENTS (Cost $219,334,455)		241,659,373

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (g)	$2,827,877	2,827,877

TOTAL SHORT-TERM INVESTMENTS (Cost $2,827,877)		2,827,877

TOTAL INVESTMENTS — 101.0% (Cost $222,162,332) (h)		244,487,250

Other Assets/(Liabilities) — (1.0)%		(2,342,743)

NET ASSETS — 100.0%		$242,144,507

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $3,714,178 or 1.53% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(b)	Non-income producing security.
(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $1,623,958 or 0.67% of net assets.

(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $0 or 0.00% of net assets.
(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $2,828,136. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $2,886,813.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	23.7%
Financial	22.5%
Consumer, Cyclical	12.8%
Industrial	12.5%
Basic Materials	7.0%
Energy	6.0%
Communications	5.8%
Technology	4.1%
Utilities	3.3%
Mutual Funds	1.6%
Diversified	0.5%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
AUD	187,049	BNP Paribas SA*	12/19/18	$135,172	$117
EUR	194,341	BNP Paribas SA*	12/19/18	230,000	(2,882)
GBP	364,020	BNP Paribas SA*	12/19/18	478,459	(2,215)

				843,631	(4,980)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy (Continued)
GBP	60,895	Citibank N.A.*	12/19/18	$80,000	$(332)
JPY	19,015,642	Citibank N.A.*	12/19/18	170,000	(1,601)

				250,000	(1,933)

EUR	969,723	Goldman Sachs & Co.*	12/19/18	1,141,046	(7,770)
JPY	99,056,605	Goldman Sachs & Co.*	12/19/18	891,522	(14,295)
SEK	1,126,050	Goldman Sachs & Co.*	12/19/18	126,241	1,328

				2,158,809	(20,737)

				$3,252,440	$(27,650)

Contracts to Deliver
DKK	264,296	Bank of New York Mellon*	12/19/18	$41,555	$117
NOK	504,037	Bank of New York Mellon*	12/19/18	61,302	(836)

				102,857	(719)

ILS	119,805	BNP Paribas SA*	12/19/18	33,687	551

SGD	87,443	Citibank N.A.*	12/19/18	63,687	(386)

CHF	114,298	Goldman Sachs & Co.*	12/19/18	119,283	1,953

HKD	287,449	Morgan Stanley & Co. LLC*	12/19/18	36,683	(77)

				$356,197	$1,322

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Hang Seng Index	10/30/18	2	$355,357	$746
Topix Index	12/13/18	11	1,642,149	117,444
SPI 200 Index	12/20/18	5	555,543	4,124
Euro Stoxx 50 Index	12/21/18	71	2,755,639	36,420
FTSE 100 Index	12/21/18	15	1,425,187	38,499

				$197,233

Currency Legend

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Australia — 1.4%
Amcor Ltd.	160,513	$1,583,718
AMP Ltd.	1,150,038	2,651,369
Brambles Ltd.	46,700	367,983
Orica Ltd.	364,475	4,468,596

		9,071,666

Belgium — 0.8%
KBC Group NV	67,664	5,030,387

Brazil — 0.4%
Ambev SA ADR	500,175	2,285,800

Canada — 2.9%
Alimentation Couche-Tard, Inc. Class B	22,200	1,110,473
Canadian National Railway Co.	77,691	6,976,652
Cenovus Energy, Inc.	330,700	3,320,697
Suncor Energy, Inc.	180,305	6,976,847

		18,384,669

Cayman Islands — 0.9%
Alibaba Group Holding Ltd. Sponsored ADR (a)	7,559	1,245,421
Baidu, Inc. Sponsored ADR (a)	19,290	4,411,237

		5,656,658

Denmark — 1.5%
Carlsberg A/S Class B	23,968	2,873,933
Novo Nordisk A/S Class B	133,821	6,299,490

		9,173,423

France — 13.7%
Accor SA	48,900	2,506,836
Air Liquide SA	76,078	9,992,702
BNP Paribas SA	176,801	10,805,324
Bureau Veritas SA	69,300	1,786,785
Danone SA	92,743	7,179,847
Dassault Systemes SE	14,655	2,187,186
Engie SA	279,160	4,100,565
Essilor International Cie Generale d’Optique SA	21,249	3,142,085
Hermes International	1,256	831,160
L’Oreal SA	17,754	4,274,898
Legrand SA	46,921	3,416,625
LVMH Moet Hennessy Louis Vuitton SE	23,964	8,460,850
Pernod Ricard SA	55,824	9,157,801
Publicis Groupe SA	87,953	5,245,752
Schneider Electric SE	116,212	9,349,556
Valeo SA	78,980	3,429,341

		85,867,313

	Number of Shares	Value
Germany — 12.9%
Allianz SE Registered	37,295	$8,308,120
Bayer AG Registered	181,503	16,123,527
Bayerische Motoren Werke AG	93,060	8,382,372
Beiersdorf AG	64,589	7,287,634
Continental AG	38,805	6,755,006
Daimler AG Registered	176,570	11,122,726
Linde AG	9,420	2,227,755
Merck KGaA	39,890	4,121,874
MTU Aero Engines AG	11,774	2,652,180
ProSiebenSat.1 Media SE	89,125	2,314,817
SAP SE	82,641	10,170,739
thyssenkrupp AG	58,000	1,465,179

		80,931,929

Hong Kong — 1.8%
AIA Group Ltd.	1,246,800	11,139,819

India — 2.2%
Axis Bank Ltd. (a)	357,630	3,041,674
Housing Development Finance Corp. Ltd.	132,999	3,209,881
Tata Consultancy Services Ltd.	252,868	7,612,777

		13,864,332

Indonesia — 0.6%
Bank Mandiri Persero Tbk PT	8,074,000	3,641,501

Ireland — 1.3%
Ryanair Holdings PLC Sponsored ADR (a)	36,870	3,540,995
Willis Towers Watson PLC	30,372	4,280,629

		7,821,624

Israel — 0.9%
Check Point Software Technologies Ltd. (a)	45,814	5,390,933

Italy — 2.9%
Eni SpA	232,892	4,392,415
Intesa Sanpaolo SpA	5,215,555	13,274,184
Luxottica Group SpA	11,022	748,024

		18,414,623

Japan — 10.6%
Daikin Industries Ltd.	42,000	5,592,246
Denso Corp.	98,100	5,179,278
FANUC Corp.	15,100	2,847,554
Hoya Corp.	167,300	9,931,915
Japan Tobacco, Inc.	187,800	4,902,926
Kao Corp.	19,400	1,566,685
Komatsu Ltd.	86,500	2,632,167
Kubota Corp.	283,700	4,800,525
Kyocera Corp.	91,700	5,505,796
Olympus Corp.	196,300	7,663,771
Omron Corp.	1,500	63,366

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shin-Etsu Chemical Co. Ltd.	18,500	$1,638,744
Terumo Corp.	140,600	8,330,059
Toyota Motor Corp.	86,000	5,335,593

		65,990,625

Mexico — 0.4%
Grupo Televisa SAB Sponsored ADR	154,500	2,740,830

Netherlands — 5.8%
Akzo Nobel NV	86,775	8,113,306
ASML Holding NV	12,025	2,245,454
CNH Industrial NV	651,242	7,810,913
EXOR NV	86,100	5,770,430
ING Groep NV	435,916	5,651,440
QIAGEN NV (a)	74,063	2,803,202
Randstad NV	78,008	4,163,586

		36,558,331

Republic of Korea — 0.5%
Samsung Electronics Co. Ltd.	68,550	2,871,029

Singapore — 0.8%
DBS Group Holdings, Ltd.	264,600	5,036,081

South Africa — 1.2%
Naspers Ltd.	33,595	7,230,454

Spain — 1.2%
Amadeus IT Group SA	79,169	7,346,519

Sweden — 3.2%
Essity AB Class B	112,608	2,828,186
Hennes & Mauritz AB Class B (b)	584,472	10,789,087
SKF AB Class B	166,900	3,289,075
Volvo AB Class B	175,800	3,104,713

		20,011,061

Switzerland — 11.3%
Cie Financiere Richemont SA Registered	40,520	3,298,848
Credit Suisse Group AG Registered	543,125	8,150,745
Julius Baer Group Ltd.	46,100	2,304,072
Kuehne & Nagel International AG Registered	24,624	3,897,813
LafargeHolcim Ltd. Registered	124,790	6,153,665
Nestle SA Registered	205,917	17,154,139
Novartis AG Registered	81,867	7,053,532
Roche Holding AG	41,278	9,988,422
UBS Group AG Registered	523,041	8,248,891
Zurich Insurance Group AG	14,452	4,563,484

		70,813,611

Taiwan — 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	463,000	3,953,302
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	132,841	5,866,259

		9,819,561

	Number of Shares	Value
United Kingdom — 18.0%
Ashtead Group PLC	105,090	$3,335,331
Barclays PLC	1,351,456	3,021,519
Compass Group PLC	309,759	6,887,439
Diageo PLC	211,308	7,483,338
Experian PLC	316,980	8,140,872
Ferguson PLC	2,657	225,394
G4S PLC	619,300	1,950,843
Glencore PLC	2,092,600	9,020,583
Just Eat PLC (a)	77,930	680,392
Liberty Global PLC Series A (a)	140,600	4,067,558
Liberty Global PLC Series C (a)	105,600	2,973,696
Lloyds Banking Group PLC	13,140,900	10,140,665
Meggitt PLC	120,849	891,542
Prudential PLC	111,956	2,567,275
Reckitt Benckiser Group PLC	94,362	8,620,374
RELX PLC	75,972	1,598,512
RELX PLC (a)	202,448	4,253,272
Rio Tinto PLC	84,402	4,258,260
Rolls-Royce Holdings PLC	334,129	4,295,301
Royal Bank of Scotland Group PLC	1,568,500	5,070,827
Schroders PLC	136,300	5,491,183
Schroders PLC	300	9,961
Smiths Group PLC	233,901	4,558,952
Tesco PLC	614,521	1,919,598
WPP PLC	779,520	11,395,388

		112,858,075

United States — 0.9%
Yum China Holdings, Inc.	156,129	5,481,689

TOTAL COMMON STOCK (Cost $585,548,306)		623,432,543

TOTAL EQUITIES (Cost $585,548,306)		623,432,543

MUTUAL FUNDS — 1.5%
United States — 1.5%
State Street Navigator Securities Lending Prime Portfolio (c)	9,286,256	9,286,256

TOTAL MUTUAL FUNDS (Cost $9,286,256)		9,286,256

TOTAL LONG-TERM INVESTMENTS (Cost $594,834,562)		632,718,799

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement — 3.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$22,840,792	$22,840,792

TOTAL SHORT-TERM INVESTMENTS (Cost $22,840,792)		22,840,792

TOTAL INVESTMENTS — 104.8% (Cost $617,675,354) (e)		655,559,591

Other Assets/(Liabilities) — (4.8)%		(30,306,717)

NET ASSETS — 100.0%		$625,252,874

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $8,838,152 or 1.41% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $22,842,885. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.125%, maturity dates ranging from 8/15/42 – 2/15/43, and an aggregate market value, including accrued interest, of $23,302,006.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	27.0%
Financial	21.0%
Industrial	14.5%
Consumer, Cyclical	13.9%
Technology	7.6%
Communications	6.8%
Basic Materials	5.9%
Energy	2.3%
Mutual Funds	1.5%
Utilities	0.7%

Total Long-Term Investments	101.2%
Short-Term Investments and Other Assets and Liabilities	(1.2)%

Net Assets	100.0%

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Deliver
CHF	3,557,000	State Street Bank and Trust Co.*	6/19/19	$3,764,858	$45,608

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 97.5%
Argentina — 0.0%
Loma Negra Cia Industrial Argentina SA (a)	20,979	$185,454

Australia — 3.4%
Amcor Ltd.	363,913	3,590,586
Australia & New Zealand Banking Group Ltd.	102,017	2,073,640
BHP Billiton Ltd.	112,554	2,801,763
Challenger Ltd.	185,405	1,500,733
CSL Ltd.	5,297	765,910
Downer EDI Ltd.	273,880	1,557,489
Incitec Pivot Ltd.	532,892	1,532,673
Independence Group NL	297,630	997,136
Macquarie Group Ltd.	20,285	1,836,619
Primary Health Care Ltd.	683,039	1,502,526
Rio Tinto Ltd.	10,917	618,364
Scentre Group	346,058	989,019
South32 Ltd.	1,403,236	3,959,442
Suncorp Group Ltd.	176,744	1,841,402
Telstra Corp. Ltd.	117,344	270,592
WorleyParsons Ltd.	130,545	1,921,261

		27,759,155

Austria — 1.0%
BAWAG Group AG (b)	26,040	1,208,813
Erste Group Bank AG (a)	175,550	7,281,484

		8,490,297

Belgium — 0.5%
Anheuser-Busch InBev SA/NV	16,394	1,434,788
KBC Group NV	17,390	1,292,836
Umicore SA	27,910	1,559,111

		4,286,735

Bermuda — 1.1%
Credicorp Ltd.	11,839	2,641,044
Hongkong Land Holdings Ltd.	235,200	1,556,026
Jardine Matheson Holdings Ltd.	50,300	3,156,031
Liberty Latin America Ltd. Class C (a)	60,625	1,250,694

		8,603,795

Brazil — 1.1%
Banco Bradesco SA Sponsored ADR	210,900	1,493,172
BB Seguridade Participacoes SA	150,324	897,057
BR Malls Participacoes SA (a)	117,700	280,366
EDP — Energias do Brasil SA	489,200	1,549,286
Lojas Renner SA	349,800	2,685,072
Multiplan Empreendimentos Imobiliarios SA	58,020	268,798
Raia Drogasil SA	118,100	2,118,083

		9,291,834

	Number of Shares	Value
British Virgin Islands — 0.1%
Mail.ru Group Ltd. GDR (a) (c)	23,329	$630,083

Canada — 3.3%
Alimentation Couche-Tard, Inc. Class B	17,420	871,371
Canadian Natural Resources Ltd.	67,851	2,216,786
Canadian Pacific Railway Ltd.	8,147	1,723,381
Element Fleet Management Corp.	179,593	924,626
Empire Co. Ltd.	23,673	431,434
Franco-Nevada Corp.	39,365	2,462,503
Magna International, Inc.	102,358	5,376,866
National Bank of Canada	75,296	3,760,574
Restaurant Brands International, Inc.	25,800	1,529,424
Seven Generations Energy Ltd. Class A (a)	128,340	1,530,164
Sun Life Financial, Inc.	52,154	2,073,401
TransCanada Corp.	44,600	1,804,510
TransCanada Corp.	27,234	1,101,888
Waste Connections, Inc.	16,600	1,324,182

		27,131,110

Cayman Islands — 5.4%
58.com, Inc. ADR (a)	7,148	526,093
AAC Technologies Holdings, Inc.	52,000	533,872
Alibaba Group Holding Ltd. Sponsored ADR (a)	71,003	11,698,454
Baidu, Inc. Sponsored ADR (a)	13,946	3,189,171
China Mengniu Dairy Co. Ltd. (a)	861,000	2,862,484
CK Hutchison Holdings Ltd.	506,500	5,807,486
Ctrip.com International Ltd. ADR (a)	57,213	2,126,607
Farfetch Ltd. Class A (a)	5,642	153,632
Hengan International Group Co. Ltd.	150,500	1,380,831
Sea Ltd. (a)	71,927	994,750
Sunny Optical Technology Group Co. Ltd.	48,400	558,733
TAL Education Group Sponsored ADR (a)	6,996	179,867
Tencent Holdings Ltd.	280,800	11,603,277
YY, Inc. ADR (a)	25,981	1,946,497

		43,561,754

Chile — 0.3%
Banco Santander Chile Sponsored ADR	41,960	1,341,881
SACI Falabella	91,388	743,248

		2,085,129

China — 1.8%
Anhui Conch Cement Co. Ltd. Class H	230,500	1,377,323
BTG Hotels Group Co. Ltd. Class A	182,400	537,193
China Longyuan Power Group Corp. Class H	1,968,000	1,655,477

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	195,300	$1,139,255
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	210,600	876,983
Huaneng Renewables Corp. Ltd. Class H	1,064,000	316,889
Kweichow Moutai Co. Ltd. Class A	17,998	1,910,888
Midea Group Co. Ltd. Class A (d)	27,100	158,726
Ping An Insurance Group Co. of China Ltd. Class H	505,000	5,131,901
Tsingtao Brewery Co. Ltd. Class H	294,000	1,374,284

		14,478,919

Colombia — 0.0%
Grupo Aval Acciones y Valores SA ADR	47,405	367,863

Denmark — 0.5%
Danske Bank A/S	72,569	1,903,896
GN Store Nord A/S	27,847	1,356,256
Novo Nordisk A/S Class B	18,886	889,039

		4,149,191

Finland — 0.5%
Sampo OYJ Class A	48,213	2,494,467
Stora Enso OYJ Class R	73,708	1,407,751

		3,902,218

France — 7.3%
Air Liquide SA	27,282	3,583,439
AXA SA	98,078	2,633,203
BNP Paribas SA	145,122	8,869,238
Criteo SA (a)	36,420	835,475
Dassault Aviation SA	1,909	3,528,082
Engie SA	192,378	2,825,829
Eutelsat Communications SA	71,339	1,684,689
Gecina SA	4,599	767,907
Kering SA	2,621	1,401,504
L’Oreal SA	8,838	2,128,058
Legrand SA	14,593	1,062,612
Publicis Groupe SA	26,148	1,559,536
Rexel SA	99,058	1,486,721
Sanofi	71,440	6,372,428
Schneider Electric SE	34,863	2,804,819
Thales SA	27,018	3,835,381
Total SA	192,742	12,444,282
Unibail Rodamco Westfield	5,835	1,172,004

		58,995,207

Germany — 7.2%
Allianz SE Registered	15,149	3,374,707
BASF SE	20,917	1,858,908
Bayer AG Registered	122,964	10,923,309
Bayerische Motoren Werke AG	33,458	3,013,727
Commerzbank AG (a)	176,672	1,841,129
Covestro AG (b)	13,310	1,078,969

	Number of Shares	Value
E.ON SE	55,578	$566,563
Fresenius SE & Co. KGaA	69,201	5,081,046
GEA Group AG	47,901	1,706,283
HeidelbergCement AG	17,395	1,359,714
Infineon Technologies AG	27,658	628,401
Linde AG	5,556	1,313,950
Merck KGaA	16,596	1,714,881
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	20,975	4,645,583
Scout24 AG (b)	39,610	1,846,927
Siemens AG Registered	56,663	7,255,354
Siemens Healthineers AG (a) (b)	35,995	1,582,872
Stroeer SE & Co KGaA	13,689	782,161
Telefonica Deutschland Holding AG	1,228,458	5,193,165
Wirecard AG	7,994	1,731,212
Zalando SE (a) (b)	31,289	1,216,297

		58,715,158

Hong Kong — 2.3%
AIA Group Ltd.	1,509,000	13,482,504
Beijing Enterprises Holdings Ltd.	50,000	280,454
China Overseas Land & Investment Ltd.	400,000	1,252,622
China Resources Beer Holdings Company Ltd.	106,000	426,124
CNOOC Ltd.	769,000	1,519,280
CSPC Pharmaceutical Group Ltd.	234,000	496,256
Fosun International Ltd.	600,000	1,057,147

		18,514,387

Hungary — 0.1%
OTP Bank Nyrt	19,816	734,643

India — 1.7%
Axis Bank Ltd. GDR (a) (c)	72,586	3,068,306
HDFC Bank Ltd. ADR	78,346	7,372,359
ICICI Bank Ltd. Sponsored ADR	15,870	134,736
Infosys Ltd. Sponsored ADR	233,342	2,373,088
Mahindra & Mahindra Ltd. Sponsored GDR	43,340	506,615
Tata Motors Ltd. (a)	9,445	145,075

		13,600,179

Indonesia — 0.7%
Astra International Tbk PT	2,033,200	1,002,320
Bank Central Asia Tbk PT	2,457,400	3,979,747
Sarana Menara Nusantara Tbk PT	23,482,800	767,387

		5,749,454

Ireland — 0.5%
DCC PLC	17,329	1,571,338
Ryanair Holdings PLC Sponsored ADR (a)	17,202	1,652,080
Shire PLC ADR	7,649	1,386,534

		4,609,952

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Italy — 1.9%
Banca Mediolanum SpA	269,405	$1,830,880
Eni SpA	174,562	3,292,293
Intesa Sanpaolo SpA	445,854	1,134,749
Leonardo SpA	78,764	949,240
Moncler SpA	35,381	1,522,414
Prysmian SpA	114,521	2,658,792
Saipem SpA (a)	126,839	780,472
UniCredit SpA	191,645	2,873,312

		15,042,152

Japan — 16.6%
Aisin Seiki Co. Ltd.	16,700	813,047
Asahi Kasei Corp.	123,300	1,870,236
Asics Corp.	65,700	977,220
Astellas Pharma, Inc.	391,900	6,837,188
Benesse Holdings, Inc.	53,900	1,534,841
Bridgestone Corp.	29,400	1,111,049
Central Japan Railway Co.	7,200	1,499,261
Chugai Pharmaceutical Co. Ltd.	30,300	1,946,875
Coca-Cola Bottlers Japan Holdings, Inc.	43,400	1,161,137
Credit Saison Co. Ltd.	40,300	656,919
CyberAgent, Inc.	17,800	947,026
DeNA Co. Ltd.	68,900	1,217,028
DIC Corp.	51,700	1,855,579
Disco Corp.	5,300	885,763
Electric Power Development Co. Ltd.	47,600	1,317,310
Ezaki Glico Co. Ltd.	40,400	1,980,708
Fujitsu General Ltd.	122,000	2,047,916
Fujitsu Ltd.	23,800	1,695,141
Hamamatsu Photonics KK	15,600	621,257
Hitachi Metals Ltd.	168,200	2,082,752
Honda Motor Co. Ltd.	26,100	790,170
Inpex Corp.	112,300	1,397,780
Japan Tobacco, Inc.	140,600	3,670,668
JFE Holdings, Inc.	41,600	949,770
JGC Corp.	67,100	1,539,308
Kansai Paint Co. Ltd.	40,600	748,212
Kirin Holdings Co. Ltd.	27,900	714,912
Koito Manufacturing Co. Ltd.	23,500	1,541,274
Kusuri no Aoki Holdings Co. Ltd.	7,700	613,471
Mercari, Inc. (a)	8,300	273,962
Miraca Holdings, Inc.	45,700	1,188,528
Mitsubishi Corp.	51,400	1,584,114
Mitsubishi Electric Corp.	549,100	7,521,870
Mitsubishi Motors Corp.	263,600	1,861,170
Mitsubishi UFJ Financial Group, Inc.	983,600	6,122,543
Mitsubishi UFJ Lease & Finance Co. Ltd.	254,200	1,496,670
Mitsui Fudosan Co. Ltd.	51,500	1,219,097
Mitsui Mining & Smelting Co. Ltd.	21,700	628,290

	Number of Shares	Value
Murata Manufacturing Co. Ltd.	11,200	$1,717,506
Nippon Shokubai Co. Ltd.	23,800	1,849,984
Nippon Telegraph & Telephone Corp.	216,200	9,766,350
Omron Corp.	22,300	942,041
Panasonic Corp.	140,800	1,640,481
Persol Holdings Co. Ltd.	52,700	1,235,829
Pola Orbis Holdings, Inc.	19,400	708,550
Recruit Holdings Co. Ltd.	45,500	1,517,551
Renesas Electronics Corp. (a)	149,200	932,541
Sega Sammy Holdings, Inc.	37,700	555,905
Seven & i Holdings Co. Ltd.	123,900	5,518,526
SMC Corp.	3,000	960,392
SoftBank Group Corp.	11,800	1,191,631
Sompo Holdings, Inc.	46,100	1,963,298
Sony Corp.	18,900	1,159,093
Stanley Electric Co. Ltd.	69,800	2,386,532
Sumitomo Corp.	384,000	6,402,528
Sumitomo Metal Mining Co. Ltd.	65,100	2,283,694
Sumitomo Mitsui Trust Holdings, Inc.	33,500	1,378,635
Sumitomo Rubber Industries Ltd.	140,800	2,113,324
Suzuki Motor Corp.	43,600	2,497,901
Takeda Pharmaceutical Co. Ltd.	88,900	3,806,528
Terumo Corp.	18,400	1,090,136
THK Co. Ltd.	58,500	1,489,606
Tokio Marine Holdings, Inc.	43,700	2,168,448
Tokyo Electron Ltd.	12,000	1,647,122
Tosoh Corp.	17,100	263,364
Toyota Motor Corp.	103,600	6,427,529
Yahoo! Japan Corp.	590,600	2,125,934

		134,661,021

Luxembourg — 0.2%
Globant SA (a)	11,822	697,380
Samsonite International SA (b)	217,500	806,163
Tenaris SA Sponsored ADR	14,594	489,191

		1,992,734

Mexico — 0.4%
America Movil SAB de CV Sponsored ADR	41,259	662,619
Banco Santander Mexico SA ADR	132,360	1,027,114
Grupo Aeroportuario del Sureste SAB de CV	2,251	461,748
Wal-Mart de Mexico SAB de CV	461,900	1,401,200

		3,552,681

Netherlands — 3.2%
ABN AMRO Group NV (b)	138,511	3,770,638
Adyen NV (a) (b)	220	179,443
Airbus SE	14,018	1,757,512
Akzo Nobel NV	19,485	1,821,812

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ASML Holding NV	20,735	$3,871,891
ING Groep NV	165,356	2,143,761
Koninklijke DSM NV	16,022	1,696,898
Koninklijke Philips NV	118,907	5,415,535
NXP Semiconductor NV	47,798	4,086,729
X5 Retail Group NV GDR (c)	17,057	385,178
Yandex NV Class A (a)	17,100	562,419

		25,691,816

Norway — 0.9%
DNB ASA	132,674	2,791,409
Equinor ASA	43,864	1,236,484
Storebrand ASA	174,484	1,558,484
Yara International ASA	28,659	1,404,632

		6,991,009

Philippines — 0.4%
BDO Unibank, Inc.	99,390	220,393
GT Capital Holdings, Inc.	14,008	212,647
SM Investments Corp.	117,450	1,965,095
Universal Robina Corp.	298,930	799,594

		3,197,729

Portugal — 0.2%
Jeronimo Martins SGPS SA	99,543	1,465,981

Republic of Korea — 3.4%
AMOREPACIFIC Group	2,754	231,541
Hyundai Mobis Co. Ltd.	3,376	693,897
KT Corp.	27,549	748,795
KT Corp. Sponsored ADR	112,169	1,665,710
KT&G Corp.	11,795	1,105,855
LG Household & Health Care Ltd.	3,954	4,546,277
NAVER Corp.	6,737	4,340,279
Samsung Electronics Co. Ltd.	337,593	14,139,158

		27,471,512

Russia — 0.4%
Magnit PJSC Sponsored GDR Registered (c)	4,524	64,256
Sberbank of Russia PJSC Sponsored ADR	244,174	3,089,234

		3,153,490

Singapore — 0.9%
DBS Group Holdings, Ltd.	107,700	2,049,833
Sembcorp Industries Ltd.	158,200	357,028
United Overseas Bank Ltd.	178,600	3,529,375
Wilmar International Ltd.	430,900	1,013,507

		6,949,743

South Africa — 1.6%
Absa Group Ltd.	143,864	1,542,355
Aspen Pharmacare Holdings Ltd.	3,195	38,272
Bid Corp. Ltd.	21,512	448,310
Clicks Group Ltd.	23,245	287,308

	Number of Shares	Value
FirstRand Ltd.	605,889	$2,902,923
Mr Price Group Ltd.	15,291	246,423
Naspers Ltd.	19,001	4,089,473
Sanlam Ltd.	253,406	1,415,025
Shoprite Holdings Ltd.	124,453	1,685,154

		12,655,243

Spain — 1.8%
Amadeus IT Group SA	32,364	3,003,230
CaixaBank SA	365,402	1,659,589
Grifols SA	80,138	1,712,549
Iberdrola SA	361,801	2,650,601
Indra Sistemas SA (a)	131,863	1,509,055
Naturgy Energy Group SA	80,200	2,189,078
Tecnicas Reunidas SA	21,840	668,971
Telefonica SA	125,332	987,746

		14,380,819

Sweden — 2.1%
Elekta AB	80,035	1,076,238
Essity AB Class B	200,744	5,041,750
Getinge AB Class B	137,946	1,586,241
Hexagon AB Class B	27,575	1,614,684
Nordea Bank AB	432,507	4,709,176
Svenska Handelsbanken AB Class A	168,486	2,125,891
Telefonaktiebolaget LM Ericsson Class B	93,189	825,123

		16,979,103

Switzerland — 5.9%
ABB Ltd. Registered	72,876	1,724,437
dormakaba Holding AG	1,506	1,133,676
GAM Holding Ltd. (a)	43,399	307,809
Julius Baer Group Ltd. (a)	43,223	2,160,279
Lonza Group AG Registered (a)	2,080	709,291
Nestle SA Registered	120,629	10,049,129
Novartis AG Registered	97,479	8,398,638
PSP Swiss Property AG Registered	17,966	1,739,283
Roche Holding AG	37,780	9,141,978
UBS Group AG Registered (a)	425,767	6,714,780
Zurich Insurance Group AG	19,328	6,103,171

		48,182,471

Taiwan — 2.9%
Catcher Technology Co. Ltd.	69,000	758,938
Largan Precision Co. Ltd.	36,000	4,287,265
President Chain Store Corp.	83,000	974,283
Taiwan Semiconductor Manufacturing Co. Ltd.	561,000	4,790,071
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	267,153	11,797,476
Uni-President Enterprises Corp.	319,000	832,867

		23,440,900

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thailand — 0.5%
Airports of Thailand PCL	335,900	$680,317
CP ALL PCL	1,505,900	3,212,959

		3,893,276

Turkey — 0.1%
BIM Birlesik Magazalar AS	36,478	491,605

United Arab Emirates — 0.7%
DP World Ltd.	23,055	439,639
Emaar Malls PJSC	464,674	231,553
Emaar Properties PJSC	527,345	711,031
First Abu Dhabi Bank PJSC	1,011,544	3,938,361

		5,320,584

United Kingdom — 13.1%
Antofagasta PLC	192,400	2,139,059
AstraZeneca PLC Sponsored ADR	103,787	4,106,852
Aviva PLC	192,703	1,227,708
Barclays PLC	32,200	288,190
BHP Billiton PLC	67,807	1,473,542
BP PLC Sponsored ADR	51,732	2,384,845
British American Tobacco PLC	152,998	7,142,900
Britvic PLC	74,481	759,020
Burberry Group PLC	151,882	3,988,592
Close Brothers Group PLC	14,965	308,205
Cobham PLC (a)	563,649	857,672
Compass Group PLC	62,664	1,393,323
ConvaTec Group PLC (b)	537,922	1,627,972
Diageo PLC	55,041	1,949,242
Direct Line Insurance Group PLC	847,446	3,574,103
Dixons Carphone PLC	433,941	957,047
Fresnillo PLC	39,232	419,345
GlaxoSmithKline PLC Sponsored ADR	144,958	5,822,963
Great Portland Estates PLC	129,257	1,127,186
Investec PLC	123,743	868,314
Johnson Matthey PLC	35,244	1,634,188
Kingfisher PLC	772,982	2,597,717
Liberty Global PLC Series A (a)	25,583	740,116
LivaNova PLC (a)	13,693	1,697,521
Lloyds Banking Group PLC	5,337,850	4,119,151
London Stock Exchange Group PLC	29,887	1,785,479
Meggitt PLC	512,391	3,780,072
Melrose Industries PLC	308,303	802,060
National Grid PLC	132,354	1,364,753
Next PLC	22,540	1,612,829
Persimmon PLC	47,501	1,462,892
Playtech PLC	186,825	1,182,747
Prudential PLC	321,645	7,375,675
Reckitt Benckiser Group PLC	12,165	1,111,325
Rolls-Royce Holdings PLC	223,615	2,874,620
Royal Dutch Shell PLC B Shares Sponsored ADR	39,391	2,794,004
Royal Dutch Shell PLC Class B	84,268	2,949,008

	Number of Shares	Value
RSA Insurance Group PLC	89,647	$671,243
Shire PLC	47,784	2,882,922
Smith & Nephew PLC	123,157	2,244,433
Smiths Group PLC	57,193	1,114,746
SSE PLC	25,489	380,526
Standard Chartered PLC	139,182	1,152,647
Unilever PLC	85,637	4,703,272
Vodafone Group PLC	809,135	1,734,760
Vodafone Group PLC Sponsored ADR	207,804	4,509,347
William Hill PLC	411,481	1,352,003
WPP PLC	226,312	3,308,335

		106,354,471

United States — 1.5%
Autoliv, Inc.	12,018	1,044,938
AXA Equitable Holdings, Inc.	41,200	883,740
Booking Holdings, Inc. (a)	1,166	2,313,344
Broadcom, Inc.	8,752	2,159,381
Mastercard, Inc. Class A	10,287	2,289,989
MercadoLibre, Inc.	3,122	1,062,947
Philip Morris International, Inc.	15,157	1,235,902
Southern Copper Corp.	14,175	611,509
Veoneer, Inc. SDR (a)	9,140	503,816

		12,105,566

TOTAL COMMON STOCK (Cost $835,233,342)		789,816,423

PREFERRED STOCK — 0.8%
Brazil — 0.6%
Banco Bradesco SA 3.340%	118,610	842,022
Itau Unibanco Holding SA 5.850%	342,400	3,741,470

		4,583,492

Italy — 0.1%
Telecom Italia Spa 5.160%	1,139,180	611,718

Republic of Korea — 0.1%
Samsung Electronics Co. Ltd. 2.49%	32,141	1,096,126

TOTAL PREFERRED STOCK (Cost $8,098,456)		6,291,336

TOTAL EQUITIES (Cost $843,331,798)		796,107,759

TOTAL LONG-TERM INVESTMENTS (Cost $843,331,798)		796,107,759

SHORT-TERM INVESTMENTS — 1.2%
Mutual Fund — 1.0%
T. Rowe Price Government Reserve Fund	7,974,005	7,974,005

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (e)	$1,885,994	$1,885,994

TOTAL SHORT-TERM INVESTMENTS (Cost $9,859,999)		9,859,999

TOTAL INVESTMENTS — 99.5% (Cost $853,191,797) (f)		805,967,758

Other Assets/(Liabilities) — 0.5%		3,647,780

NET ASSETS — 100.0%		$809,615,538

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $13,318,094 or 1.64% of net assets.

(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, these securities amounted to a value of $4,147,823 or 0.51% of net assets.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $158,726 or 0.02% of net assets.

(e)

Maturity value of $1,886,167. Collateralized by U.S. Government Agency obligations with a rate of 2.275%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $1,927,646.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	25.3%
Consumer, Non-cyclical	21.2%
Communications	10.8%
Consumer, Cyclical	10.4%
Industrial	9.9%
Technology	7.3%
Basic Materials	5.8%
Energy	4.6%
Utilities	1.9%
Diversified	1.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

Written Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
Goldman Sachs International*	5	EUR 100,000	10/19/18	Wirecard AG, Strike 200.00	$4,680	$1,564	$3,116

Goldman Sachs International*	7	EUR 147,000	10/19/18	Wirecard AG, Strike 210.00	2,850	944	1,906

Goldman Sachs International*	24	EUR 93,600	11/16/18	Erste Group Bank AG, Strike 39.00	3,026	884	2,142

Goldman Sachs International*	2	EUR 25,000	12/21/18	Thales SA Strike 125.00	537	475	62

Goldman Sachs International*	7	EUR 84,000	12/21/18	Thales SA Strike 120.00	1,557	3,715	(2,158)

JP Morgan Chase Bank N.A.*	13	EUR 106,600	10/19/18	Amadeus IT Group AG Strike 82.00	1,987	1,938	49

					14,637	9,520	5,117

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio of Investments (Continued)

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Deliver
JPY	114,284,000	Bank of America N.A.*	10/15/18	$1,031,314	$24,520

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

EUR	Euro
JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$853,134,233	$607,716,222
Repurchase agreements, at value (Note 2) (b)	33,994,198	57,331,308
Other short-term investments, at value (Note 2) (c)	42,783,041	20,415,443

Total investments (d)	929,911,472	685,462,973

Cash	-	886,008
Foreign currency, at value (e)	-	1,711,250
Receivables from:
Investments sold	942,744	11,052,606
Investments sold on a when-issued basis (Note 2)	8,540,975	10,200,414
Open forward contracts (Note 2)	467,849	639,255
Investment adviser (Note 3)	-	-
Fund shares sold	396,030	1,235,422
Collateral pledged for open futures and option contracts (Note 2)	-	1,904,398
Collateral pledged for open swaps agreements (Note 2)	-	1,263,928
Collateral pledged for other open derivative instruments (Note 2)	-	1,270,000
Variation margin on open derivative instruments (Note 2)	-	664,703
Interest and dividends	5,223,936	4,107,870
Interest tax reclaim receivable	382	589
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	-	107,331
Prepaid expenses	38,661	30,087

Total assets	945,522,049	720,536,834

Liabilities:
Payables for:
Investments purchased	37,056,530	7,283,764
Closed swap agreements, at value	-	20,536
Written options outstanding, at value (Note 2) (f)	-	880,101
Open forward contracts (Note 2)	-	1,844,170
Interest and dividends	-	1,959
Investments purchased on a when-issued basis (Note 2)	30,116,975	86,845,828
Fund shares repurchased	2,873,213	1,517,991
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	313,490
Trustees’ fees and expenses (Note 3)	220,485	60,100
Variation margin on open derivative instruments (Note 2)	96	-
Affiliates (Note 3):
Investment advisory fees	210,364	178,053
Administration fees	120,913	89,501
Service fees	136,562	84,362
Shareholder service fees	12,624	16,499
Distribution fees	21,412	12,388
Due to custodian	115,090	-
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	139,003	193,775

Total liabilities	71,023,267	99,342,517

Net assets	$874,498,782	$621,194,317

Net assets consist of:
Paid-in capital	$902,335,647	$633,366,401
Accumulated undistributed (distributions in excess of) net investment income	16,964,101	12,241,682
Accumulated net realized gain (loss) on investments and foreign currency transactions	(32,922,125)	(8,266,856)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(11,878,841)	(16,146,910)

Net assets	$874,498,782	$621,194,317

(a) Cost of investments:	$864,163,106	$620,803,550
(b) Cost of repurchase agreements:	$33,994,198	$57,331,308
(c) Cost of other short-term investments:	$43,162,993	$20,419,120
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$1,810,972
(f) Premiums on written options:	$-	$1,072,464

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$420,917,511	$1,153,379,569	$3,346,612,169	$662,781,747	$147,319,541
4,415,328	29,604,036	69,822,677	13,899,654	166,599
1,016	-	4,109,797	1,020	-

425,333,855	1,182,983,605	3,420,544,643	676,682,421	147,486,140

-	1	11,102	-	-
-	32,628	-	75,933	-

2,858,070	4,311,200	-	247,937	601,548
-	-	-	-	-
-	-	-	-	-
-	-	-	-	12,382
1,364,647	908,958	9,288,389	272,182	51,563
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
602,007	1,674,789	2,848,537	1,270,381	36,808
-	-	-	-	-
12,379	279,939	-	-	-
-	-	-	-	-
45,239	39,169	36,606	34,013	32,560

430,216,197	1,190,230,289	3,432,729,277	678,582,867	148,221,001

3,213,578	6,902,774	1,015,785	1,034,838	755,613
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
446,648	7,959,585	22,805,997	3,547,844	841,688
-	-	-	-	2,047,758
-	-	-	-	-
210,673	273,430	611,778	166,412	22,254
-	-	25,586	-	-

187,574	581,555	265,915	382,008	86,703
79,959	125,127	568,436	99,218	51,285
30,752	64,292	611,684	60,286	15,422
8,043	23,239	99,264	21,188	4,186
1,484	1,880	158,677	1,696	1,943
-	-	-	-	-
-	-	-	-	-
77,137	128,458	274,235	106,435	44,843

4,255,848	16,060,340	26,437,357	5,419,925	3,871,695

$425,960,349	$1,174,169,949	$3,406,291,920	$673,162,942	$144,349,306

$325,324,768	$840,822,698	$1,558,207,702	$528,276,232	$85,471,164
5,489,992	15,301,770	37,909,528	6,505,964	244,985
50,286,394	105,248,393	383,497,935	34,057,607	22,083,158
44,859,195	212,797,088	1,426,676,755	104,323,139	36,549,999

$425,960,349	$1,174,169,949	$3,406,291,920	$673,162,942	$144,349,306

$376,057,192	$940,583,090	$1,920,327,815	$558,461,366	$110,769,542
$4,415,328	$29,604,036	$69,822,677	$13,899,654	$166,599
$1,016	$-	$4,110,579	$1,020	$-
$-	$-	$-	$-	$2,001,123
$-	$32,303	$-	$75,176	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$426,827,902	$287,070,172

Shares outstanding (a)	44,376,940	28,366,370

Net asset value, offering price and redemption price per share	$9.62	$10.12

Class R5 shares:
Net assets	$51,708,111	$78,582,512

Shares outstanding (a)	5,386,871	7,764,421

Net asset value, offering price and redemption price per share	$9.60	$10.12

Service Class shares:
Net assets	$131,812,959	$52,794,375

Shares outstanding (a)	13,685,992	5,218,708

Net asset value, offering price and redemption price per share	$9.63	$10.12

Administrative Class shares:
Net assets	$53,849,332	$70,367,751

Shares outstanding (a)	5,627,262	6,981,936

Net asset value, offering price and redemption price per share	$9.57	$10.08

Class A shares:
Net assets	$4,327,495	$45,188,536

Shares outstanding (a)	452,578	4,499,581

Net asset value, and redemption price per share	$9.56	$10.04

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$9.98	$10.49

Class R4 shares:
Net assets	$172,390,306	$67,671,571

Shares outstanding (a)	17,893,693	6,758,004

Net asset value, offering price and redemption price per share	$9.63	$10.01

Class R3 shares:
Net assets	$33,582,677	$19,519,400

Shares outstanding (a)	3,516,451	1,967,783

Net asset value, offering price and redemption price per share	$9.55	$9.92

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$202,120,851	$632,973,798	$819,557,259	$268,239,804	$64,876,099

14,991,909	53,048,381	40,008,604	14,570,379	6,613,503

$13.48	$11.93	$20.48	$18.41	$9.81

$143,091,347	$309,004,417	$532,163,018	$188,417,965	$32,603,893

10,598,283	25,785,486	25,919,027	10,199,313	3,316,564

$13.50	$11.98	$20.53	$18.47	$9.83

$13,563,541	$49,550,539	$481,405,283	$50,745,714	$9,629,993

1,005,384	4,154,762	23,425,034	2,803,272	1,001,014

$13.49	$11.93	$20.55	$18.10	$9.62

$15,164,652	$85,904,596	$606,359,301	$75,214,677	$12,306,843

1,116,769	7,158,268	30,027,438	4,217,193	1,311,967

$13.58	$12.00	$20.19	$17.84	$9.38

$45,319,411	$84,733,165	$34,493,933	$78,456,914	$18,868,352

3,370,112	7,164,315	1,740,594	4,620,437	2,108,250

$13.45	$11.83	$19.82	$16.98	$8.95

$14.23	$12.52	$20.97	$17.97	$9.47

$4,523,215	$9,172,143	$681,097,030	$9,409,073	$2,757,385

339,499	786,071	34,133,749	562,131	311,088

$13.32	$11.67	$19.95	$16.74	$8.86

$2,177,332	$2,831,291	$251,216,096	$2,678,795	$3,306,741

162,799	243,519	12,915,050	169,887	396,470

$13.37	$11.63	$19.45	$15.77	$8.34

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Assets:
Investments, at value (Note 2) (a)	$3,078,281,248	$727,169,186
Repurchase agreements, at value (Note 2) (b)	8,704,570	11,084,022
Other short-term investments, at value (Note 2) (c)	1,041	-

Total investments (d)	3,086,986,859	738,253,208

Cash	24,388,518	1,462
Foreign currency, at value (e)	1	-
Receivables from:
Investments sold	5,292,478	1,173,047
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	5,187,214	384,243
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	1,260,527	36,273
Foreign taxes withheld	538,335	59,239
Prepaid expenses	33,828	37,566

Total assets	3,123,687,760	739,945,038

Liabilities:
Payables for:
Investments purchased	4,388,366	284,141
Open forward contracts (Note 2)	-	-
Fund shares repurchased	8,758,337	2,799,743
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	284,368	144,968
Affiliates (Note 3):
Investment advisory fees	1,539,848	430,102
Administration fees	260,612	93,474
Service fees	223,241	46,160
Shareholder service fees	67,808	16,046
Distribution fees	38,026	605
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	204,056	95,288

Total liabilities	15,764,662	3,910,527

Net assets	$3,107,923,098	$736,034,511

Net assets consist of:
Paid-in capital	$1,924,445,365	$338,649,004
Accumulated undistributed (distributions in excess of) net investment income	(270,290)	(189,804)
Accumulated net realized gain (loss) on investments and foreign currency transactions	94,231,434	121,809,194
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,089,516,589	275,766,117

Net assets	$3,107,923,098	$736,034,511

(a) Cost of investments:	$1,988,764,707	$451,403,069
(b) Cost of repurchase agreements:	$8,704,570	$11,084,022
(c) Cost of other short-term investments:	$1,041	$-
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$1	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$93,069,853	$116,422,761	$224,298,254	$516,241,411	$362,945,658
2,381,957	4,378,868	5,553,448	7,634,491	4,144,504
-	-	134,621	899,483	829,911

95,451,810	120,801,629	229,986,323	524,775,385	367,920,073

2	6,677	4,298	-	2,374
1	15	-	-	13

34,322	463,315	187,364	1,648,110	126,196
38,635	-	-	-	-
24,429	18,319	-	-	-
952,135	93,342	39,364	489,754	611,376
-	-	4,228	31,859	13,270
162,534	172,638	314,329	507,324	388,102
-	-	-	-	-
44,417	37,891	37,151	38,183	38,226

96,708,285	121,593,826	230,573,057	527,490,615	369,099,630

177,125	123,322	11,555	1,179,588	189,774
3,034	-	-	-	-
65,965	83,852	404,700	2,577,461	2,865,628
-	-	6,961,748	15,493,613	27,802,702
28,278	30,446	98,381	40,370	29,867

55,717	72,584	164,891	41,997	28,072
46,971	48,343	51,171	130,853	89,661
1,981	10,191	14,245	209,192	111,036
421	2,327	4,785	13,848	11,156
257	965	268	98,210	44,835
-	-	-	-	-
79,372	52,350	62,956	81,506	79,352

459,121	424,380	7,774,700	19,866,638	31,252,083

$96,249,164	$121,169,446	$222,798,357	$507,623,977	$337,847,547

$82,875,625	$63,492,311	$163,660,501	$405,620,867	$263,682,382
775,069	239,262	380,185	3,250,849	1,438,932
9,315,688	29,679,500	27,256,802	19,966,880	13,014,973
3,282,782	27,758,373	31,500,869	78,785,381	59,711,260

$96,249,164	$121,169,446	$222,798,357	$507,623,977	$337,847,547

$89,822,705	$88,664,388	$192,778,705	$437,340,152	$303,182,938
$2,381,957	$4,378,868	$5,553,448	$7,634,491	$4,144,504
$-	$-	$134,637	$899,718	$830,128
$-	$-	$6,784,539	$15,104,436	$27,015,131
$1	$15	$-	$-	$13

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Class I shares:
Net assets	$1,799,106,500	$390,266,392

Shares outstanding (a)	76,995,635	29,581,211

Net asset value, offering price and redemption price per share	$23.37	$13.19

Class R5 shares:
Net assets	$503,294,026	$153,460,411

Shares outstanding (a)	21,578,937	11,764,890

Net asset value, offering price and redemption price per share	$23.32	$13.04

Service Class shares:
Net assets	$122,915,683	$68,041,272

Shares outstanding (a)	5,320,688	5,370,041

Net asset value, offering price and redemption price per share	$23.10	$12.67

Administrative Class shares:
Net assets	$315,951,774	$56,624,693

Shares outstanding (a)	13,868,696	4,643,610

Net asset value, offering price and redemption price per share	$22.78	$12.19

Class A shares:
Net assets	$198,284,101	$49,746,002

Shares outstanding (a)	9,086,778	4,401,572

Net asset value, and redemption price per share	$21.82	$11.30

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$23.09	$11.96

Class R4 shares:
Net assets	$107,810,973	$16,919,993

Shares outstanding (a)	4,949,453	1,487,713

Net asset value, offering price and redemption price per share	$21.78	$11.37

Class R3 shares:
Net assets	$60,560,041	$975,748

Shares outstanding (a)	2,967,142	93,734

Net asset value, offering price and redemption price per share	$20.41	$10.41

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$91,003,862	$51,328,361	$103,333,738	$64,387,838	$68,358,990

6,475,297	2,834,310	8,582,406	4,216,532	4,643,758

$14.05	$18.11	$12.04	$15.27	$14.72

$948,868	$42,389,263	$74,247,396	$22,023,150	$22,392,714

67,077	2,339,347	6,134,366	1,447,461	1,522,770

$14.15	$18.12	$12.10	$15.22	$14.71

$255,077	$5,772,648	$8,664,164	$27,224,753	$19,285,042

18,099	318,055	719,918	1,798,329	1,322,509

$14.09	$18.15	$12.03	$15.14	$14.58

$888,043	$5,162,392	$14,411,098	$66,044,254	$53,623,677

62,026	285,758	1,221,074	4,364,943	3,670,597

$14.32	$18.07	$11.80	$15.13	$14.61

$2,464,301	$11,623,097	$21,060,804	$36,884,780	$29,286,554

175,097	648,100	1,847,032	2,444,819	2,018,328

$14.07	$17.93	$11.40	$15.09	$14.51

$14.89	$18.97	$12.06	$15.97	$15.35

$306,509	$3,350,031	$663,225	$137,401,805	$74,670,345

21,936	187,904	58,880	9,150,025	5,164,710

$13.97	$17.83	$11.26	$15.02	$14.46

$382,504	$1,543,654	$417,932	$153,657,397	$70,230,225

27,526	86,793	39,557	10,286,117	4,885,225

$13.90	$17.79	$10.57	$14.94	$14.38

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$8,067,449,882	$680,280,763
Repurchase agreements, at value (Note 2) (b)	192,505,272	16,692,901
Other short-term investments, at value (Note 2) (c)	215,921,572	-

Total investments (d)	8,475,876,726	696,973,664

Cash	56,567	12,644
Foreign currency, at value (e)	35,108	12
Receivables from:
Investments sold	24,816,938	3,383,168
Collateral pledged for open futures contracts	-	-
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	7,844,074	99,401
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	3,138,053	574,897
Foreign taxes withheld	-	-
Prepaid expenses	51,664	39,813

Total assets	8,511,819,130	701,083,599

Liabilities:
Payables for:
Investments purchased	12,161,288	6,246,083
Written options outstanding, at value (Note 2) (f)	-	-
Open forward contracts (Note 2)	-	-
Fund shares repurchased	27,585,293	8,200,228
Securities on loan (Note 2)	230,286,247	28,451,511
Trustees’ fees and expenses (Note 3)	553,352	152,441
Affiliates (Note 3):
Investment advisory fees	4,608,865	435,397
Administration fees	524,338	77,348
Service fees	337,669	36,706
Shareholder service fees	92,687	11,266
Distribution fees	21,782	1,517
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	398,799	97,424

Total liabilities	276,570,320	43,709,921

Net assets	$8,235,248,810	$657,373,678

Net assets consist of:
Paid-in capital	$6,241,531,308	$434,486,613
Accumulated undistributed (distributions in excess of) net investment income	(4,008,823)	(149,416)
Accumulated net realized gain (loss) on investments and foreign currency transactions	548,805,773	84,395,998
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,448,920,552	138,640,483

Net assets	$8,235,248,810	$657,373,678

(a) Cost of investments:	$6,618,529,648	$541,640,280
(b) Cost of repurchase agreements:	$192,505,272	$16,692,901
(c) Cost of other short-term investments:	$215,921,572	$-
(d) Securities on loan with market value of:	$225,503,179	$27,764,686
(e) Cost of foreign currency:	$35,103	$12
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$241,659,373	$632,718,799	$796,107,759
2,827,877	22,840,792	1,885,994
-	-	7,974,005

244,487,250	655,559,591	805,967,758

43,662	21,247	1,391,421
1,938,941	164,852	1,245,657

-	363,334	2,162,227
362,465	-	-
4,066	45,608	24,520
38,126	-	40,470
331,729	425,997	398,206
257,884	-	-
692,593	772,944	1,851,832
671,818	2,413,092	742,031
37,627	38,122	12,147

248,866,161	659,804,787	813,836,269

-	10,741,846	2,442,740
-	-	9,520
30,394	-	-
2,237,716	12,763,954	946,593
3,895,189	9,286,256	-
36,109	148,105	21,283

20,007	373,882	447,992
82,318	98,392	12,932
74,408	37,896	-
8,530	10,623	-
29,239	2,506	-
-	-	-
307,744	1,088,453	339,671

6,721,654	34,551,913	4,220,731

$242,144,507	$625,252,874	$809,615,538

$216,653,030	$539,176,710	$850,367,076
4,311,036	7,504,454	12,634,553
(1,287,716)	41,159,628	(6,159,571)
22,468,157	37,412,082	(47,226,520)

$242,144,507	$625,252,874	$809,615,538

$219,334,455	$594,834,562	$843,331,798
$2,827,877	$22,840,792	$1,885,994
$-	$-	$7,974,005
$3,714,178	$8,838,152	$-
$1,952,164	$165,184	$1,251,052
$-	$-	$14,637

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Class I shares:
Net assets	$5,436,929,822	$385,194,288

Shares outstanding (a)	225,633,289	20,191,808

Net asset value, offering price and redemption price per share	$24.10	$19.08

Class R5 shares:
Net assets	$1,517,552,692	$142,283,938

Shares outstanding (a)	63,573,457	7,548,662

Net asset value, offering price and redemption price per share	$23.87	$18.85

Service Class shares:
Net assets	$405,725,378	$33,978,212

Shares outstanding (a)	17,403,986	1,898,793

Net asset value, offering price and redemption price per share	$23.31	$17.89

Administrative Class shares:
Net assets	$337,283,901	$35,642,399

Shares outstanding (a)	15,112,786	2,113,022

Net asset value, offering price and redemption price per share	$22.32	$16.87

Class A shares:
Net assets	$272,768,924	$43,681,519

Shares outstanding (a)	13,195,240	2,886,036

Net asset value, and redemption price per share	$20.67	$15.14

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$21.87	$16.02

Class R4 shares:
Net assets	$229,516,936	$13,971,716

Shares outstanding (a)	11,035,514	917,390

Net asset value, offering price and redemption price per share	$20.80	$15.23

Class R3 shares:
Net assets	$35,471,157	$2,621,606

Shares outstanding (a)	1,853,273	194,070

Net asset value, offering price and redemption price per share	$19.14	$13.51

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$46,833,502	$362,073,770	$809,615,538

3,569,945	38,447,871	83,424,503

$13.12	$9.42	$9.70

$12,946,685	$134,802,514	$-

987,675	14,270,469	-

$13.11	$9.45	$-

$27,218,356	$39,148,638	$-

2,086,000	4,168,968	-

$13.05	$9.39	$-

$38,752,906	$31,199,476	$-

2,974,686	3,297,530	-

$13.03	$9.46	$-

$22,344,432	$41,179,301	$-

1,721,255	4,450,040	-

$12.98	$9.25	$-

$13.74	$9.79	$-

$48,485,609	$12,902,556	$-

3,751,775	1,418,180	-

$12.92	$9.10	$-

$45,563,017	$3,946,619	$-

3,540,569	430,251	-

$12.87	$9.17	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$9,489
Interest	25,649,881	19,060,249
Securities lending net income	-	-

Total investment income	25,649,881	19,069,738

Expenses (Note 3):
Investment advisory fees	2,607,532	2,063,300
Custody fees	81,628	166,392
Audit fees	33,392	51,131
Legal fees	9,589	6,578
Proxy fees	997	997
Accounting & Administration fees	64,822	55,915
Shareholder reporting fees	31,402	29,954
Trustees’ fees	42,755	28,167
Registration and filing fees	90,269	88,237
Transfer agent fees	3,000	3,000

	2,965,386	2,493,671
Administration fees:
Class R5	60,326	73,790
Service Class	229,894	93,497
Administrative Class	86,442	104,427
Class A	7,489	73,991
Class R4	379,007	131,868
Class R3	66,940	35,540
Distribution fees:
Class R3	83,676	44,425
Distribution and Service fees:
Class A	12,481	123,319
Class R4	473,759	164,835
Class R3	83,676	44,425
Shareholder service fees:
Service Class	76,631	31,166
Administrative Class	86,442	104,427
Class A	7,489	73,991

Total expenses	4,619,638	3,593,372
Expenses waived Note (3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-

Net expenses:	4,619,638	3,593,372

Net investment income (loss)	21,030,243	15,476,366

+

Effective January 29, 2018, the MassMutual Select Large Cap Value Fund reorganized into the MassMutual Select Diversified Value Fund. Prior to January 29, 2018, information provided reflects Diversified Value Fund, which was the accounting and performance survivor of the reorganization. Please reference Note 8 “Acquisition of Select Large Cap Value Fund” in the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund+	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$9,331,718	$30,587,905	$66,003,409	$15,013,059	$1,930,936
24,459	114,308	245,467	70,786	8,792
-	-	-	-	7,090

9,356,177	30,702,213	66,248,876	15,083,845	1,946,818

1,907,888	7,262,562	3,190,095	4,671,112	1,011,562
47,242	86,394	237,867	68,451	7,499
36,407	36,577	39,208	36,988	37,730
3,607	15,039	40,360	8,166	1,737
997	997	997	997	997
50,394	75,068	150,993	63,764	45,250
21,046	38,463	94,124	44,005	14,739
17,709	60,101	161,368	33,276	8,118
85,887	90,707	95,302	93,498	88,964
3,250	3,000	3,000	3,000	3,000

2,174,427	7,668,908	4,013,314	5,023,257	1,219,596

110,679	343,866	701,935	194,538	29,197
19,419	79,333	982,260	85,640	13,665
18,906	130,957	1,161,458	117,700	18,284
49,307	146,535	65,551	137,946	25,759
4,488	29,441	1,676,599	17,373	5,741
4,573	5,858	586,122	5,399	5,498

5,716	7,323	586,122	6,749	6,873

82,178	244,224	81,939	229,910	42,931
5,610	36,801	1,676,599	21,716	7,177
5,716	7,323	586,122	6,749	6,873

6,473	26,444	245,565	28,547	4,555
18,906	130,957	871,094	117,700	18,284
49,307	146,535	49,164	137,946	25,759

2,555,705	9,004,505	13,283,844	6,131,170	1,430,192

-	-	-	-	(68,688)
-	-	-	-	(24,529)
-	-	-	-	(7,670)
-	-	-	-	(10,228)
-	-	-	-	(14,398)
-	-	-	-	(2,387)
-	-	-	-	(2,322)

2,555,705	9,004,505	13,283,844	6,131,170	1,299,970

6,800,472	21,697,708	52,965,032	8,952,675	646,848

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(11,507,909)	$(5,938,624)
Futures contracts	(2,930,209)	(7,945,912)
Written options	-	3,181,350
Swap agreements	-	2,913,626
Foreign currency transactions	95,088	(60,866)
Forward contracts	(617,109)	(395,550)

Net realized gain (loss)	(14,960,139)	(8,245,976)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(15,527,698)	(19,402,533)
Futures contracts	(516,314)	182,313
Written options	-	(22,804)
Swap agreements	-	(1,983,801)
Translation of assets and liabilities in foreign currencies	(43,192)	(23,958)
Forward contracts	215,385	(1,318,771)

Net change in unrealized appreciation (depreciation)	(15,871,819)	(22,569,554)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(30,831,958)	(30,815,530)

Net increase (decrease) in net assets resulting from operations	$(9,801,715)	$(15,339,164)

(a) Net of foreign withholding tax of:	$-	$459
+

Effective January 29, 2018, the MassMutual Select Large Cap Value Fund reorganized into the MassMutual Select Diversified Value Fund. Prior to January 29, 2018, information provided reflects Diversified Value Fund, which was the accounting and performance survivor of the reorganization. Please reference Note 8 “Acquisition of Select Large Cap Value Fund” in the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund+	MassMutual Select Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund	MassMutual Select Fundamental Growth Fund

$57,289,305	$184,939,027	$437,497,015	$35,853,719	$22,932,700
-	-	4,318,786	-	-
-	-	-	-	-
-	-	-	-	-
5,576	(10,896)	-	5,559	63
-	-	-	-	-

57,294,881	184,928,131	441,815,801	35,859,278	22,932,763

(35,845,442)	(106,621,820)	46,471,430	56,610,052	10,685,570
-	-	192,472	-	-
-	-	-	-	-
-	-	-	-	-
(954)	(3,245)	-	(862)	-
-	-	-	-	-

(35,846,396)	(106,625,065)	46,663,902	56,609,190	10,685,570

21,448,485	78,303,066	488,479,703	92,468,468	33,618,333

$28,248,957	$100,000,774	$541,444,735	$101,421,143	$34,265,181

$53,492	$267,765	$-	$134,600	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Investment income (Note 2):
Dividends (a)	$24,555,364	$3,324,302
Interest	108,422	106,556
Securities lending net income	-	47,359

Total investment income	24,663,786	3,478,217

Expenses (Note 3):
Investment advisory fees	16,226,349	5,433,166
Custody fees	199,963	79,683
Audit fees	37,887	37,036
Legal fees	30,246	8,941
Proxy fees	997	997
Accounting & Administration fees	132,044	61,114
Shareholder reporting fees	65,559	30,697
Trustees’ fees	138,560	38,548
Registration and filing fees	93,615	88,932
Transfer agent fees	3,000	3,000

	16,928,220	5,782,114
Administration fees:
Class R5	474,952	165,004
Service Class	217,663	110,282
Administrative Class	430,913	101,728
Class A	252,585	95,445
Class R4	182,028	30,321
Class R3	105,038	1,906
Distribution fees:
Class R3	131,298	2,382
Distribution and Service fees:
Class A	420,975	159,075
Class R4	227,535	37,901
Class R3	131,298	2,382
Shareholder service fees:
Service Class	72,554	36,761
Administrative Class	430,913	101,728
Class A	252,585	95,445

Total expenses	20,258,557	6,722,474
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses:	20,258,557	6,722,474

Net investment income (loss)	4,405,229	(3,244,257)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$1,907,734	$1,710,080	$3,257,414	$7,564,384	$3,825,985
15,442	29,613	35,687	59,110	55,339
-	-	81,448	148,810	524,333

1,923,176	1,739,693	3,374,549	7,772,304	4,405,657

649,888	1,153,156	2,046,914	490,956	308,841
63,305	23,816	38,309	32,437	63,166
36,743	36,746	36,127	32,312	32,222
1,142	2,214	2,871	6,292	3,528
997	997	997	997	997
51,711	44,447	41,762	54,465	43,732
13,588	14,719	18,348	38,430	47,179
4,477	8,393	11,655	25,724	15,126
87,229	87,775	89,467	88,224	88,223
3,000	3,000	3,000	3,000	3,000

912,080	1,375,263	2,289,450	772,837	606,014

5,103	45,274	79,290	26,628	18,358
936	12,164	14,835	53,393	38,670
1,320	8,911	21,798	129,410	107,381
3,289	16,911	33,296	70,036	52,538
396	5,922	1,082	337,642	173,772
727	2,752	593	372,697	159,353

908	3,440	741	372,697	159,353

5,482	28,185	55,494	87,545	65,672
496	7,403	1,353	337,642	173,772
908	3,440	741	372,697	159,353

312	4,055	4,945	13,348	9,667
1,320	8,911	21,798	97,058	80,536
3,289	16,911	33,296	52,527	39,403

936,566	1,539,542	2,558,712	3,096,157	1,843,842

(152,441)	(74,502)	-	-	-
(9,151)	(42,720)	-	-	-
(1,128)	(7,656)	-	-	-
(1,600)	(5,610)	-	-	-
(4,002)	(10,639)	-	-	-
(366)	(2,805)	-	-	-
(661)	(1,298)	-	-	-
-	-	(22,818)	-	-
-	-	(15,855)	-	-
-	-	(1,973)	-	-
-	-	(2,908)	-	-
-	-	(4,440)	-	-
-	-	(108)	-	-
-	-	(60)	-	-

767,217	1,394,312	2,510,550	3,096,157	1,843,842

1,155,959	345,381	863,999	4,676,147	2,561,815

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Growth Opportunities Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$113,968,804	$131,239,092
Futures contracts	-	-
Foreign currency transactions	1,173	-
Forward contracts	-	-

Net realized gain (loss)	113,969,977	131,239,092

Net change in unrealized appreciation (depreciation) on:
Investment transactions	419,827,965	46,443,132
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	50	-
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	419,828,015	46,443,132

Net realized gain (loss) and change in unrealized appreciation (depreciation)	533,797,992	177,682,224

Net increase (decrease) in net assets resulting from operations	$538,203,221	$174,437,967

(a) Net of foreign withholding tax of:	$370,703	$8,265

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund

$12,013,346	$31,007,660	$32,058,291	$25,928,651	$19,761,113
-	-	272,563	731,079	1,301,969
91	(796)	-	-	7
89,984	-	-	-	-

12,103,421	31,006,864	32,330,854	26,659,730	21,063,089

(5,820,664)	(16,746,761)	(13,674,068)	30,605,698	18,627,816
-	-	(105,722)	(227,821)	(280,174)
13	41	-	-	-
21,353	-	-	-	-

(5,799,298)	(16,746,720)	(13,779,790)	30,377,877	18,347,642

6,304,123	14,260,144	18,551,064	57,037,607	39,410,731

$7,460,082	$14,605,525	$19,415,063	$61,713,754	$41,972,546

$19,384	$6,659	$5,746	$3,980	$429

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$46,482,541	$3,643,307
Interest	4,143,601	77,690
Securities lending net income	765,861	432,543

Total investment income	51,392,003	4,153,540

Expenses (Note 3):
Investment advisory fees	45,662,285	4,698,798
Custody fees	424,735	73,426
Audit fees	39,717	38,940
Legal fees	71,351	6,588
Proxy fees	997	997
Accounting & Administration fees	269,383	52,839
Shareholder reporting fees	333,215	24,887
Trustees’ fees	354,662	29,569
Registration and filing fees	113,336	89,559
Transfer agent fees	3,000	3,000

	47,272,681	5,018,603
Administration fees:
Class R5	1,301,404	125,860
Service Class	474,619	51,617
Administrative Class	512,728	48,932
Class A	402,638	56,083
Class R4	356,877	25,899
Class R3	65,893	4,857
Distribution fees:
Class R3	82,366	6,071
Distribution and Service fees:
Class A	671,063	93,472
Class R4	446,096	32,374
Class R3	82,366	6,071
Shareholder service fees:
Service Class	158,206	17,206
Administrative Class	512,728	48,932
Class A	402,638	56,083

Total expenses	52,742,303	5,592,060
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-

Net expenses:	52,742,303	5,592,060

Net investment income (loss)	(1,350,300)	(1,438,520)

+	Fund commenced operations on February 9, 2018.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund+

$6,946,078	$15,500,739	$15,588,360
5,150	66,675	123,236
68,485	192,935	-

7,019,713	15,760,349	15,711,596

235,158	4,878,169	2,932,971
279,468	453,197	704,249
33,590	54,476	38,313
1,883	7,452	9,648
997	997	-
51,434	77,610	13,557
45,851	28,616	51,531
10,945	30,800	35,300
88,022	89,663	14,631
3,000	3,000	2,000

750,348	5,623,980	3,802,200

13,834	149,997	-
43,931	66,008	-
82,385	55,162	-
40,532	72,221	-
118,395	23,023	-
110,405	7,399	-

110,405	9,249	-

50,665	120,368	-
118,395	28,779	-
110,405	9,249	-

10,983	22,003	-
61,789	55,162	-
30,399	72,221	-

1,652,871	6,314,821	3,802,200

(31,882)	-	(954,243)
(9,454)	-	-
(15,568)	-	-
(28,282)	-	-
(14,054)	-	-
(32,735)	-	-
(30,479)	-	-

1,490,417	6,314,821	2,847,957

5,529,296	9,445,528	12,863,639

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select Mid Cap Growth Fund	MassMutual Select Small Cap Growth Equity Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$610,173,472	$97,427,338
Futures contracts	-	-
Written options	-	-
Foreign currency transactions	663	486
Forward contracts	-	-

Net realized gain (loss)	610,174,135	97,427,824

Net change in unrealized appreciation (depreciation) on:
Investment transactions	438,257,386	48,340,201
Futures contracts	-	-
Written options	-	-
Translation of assets and liabilities in foreign currencies	567	(251)
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	438,257,953	48,339,950

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,048,432,088	145,767,774

Net increase (decrease) in net assets resulting from operations	$1,047,081,788	$144,329,254

(a) Net of foreign withholding tax of:	$280,108	$16,136
* Net increase (decrease) in accrued foreign capital gains tax of:	$-	$-
+	Fund commenced operations on February 9, 2018.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund+

$2,706,818	$55,684,737	$(6,174,668)
284,685	-	-
-	-	31,345
(101,229)	(282,436)	(374,262)
(166,601)	(87,137)	128,928

2,723,673	55,315,164	(6,388,657)

(3,834,546)	(65,559,460)*	(47,224,039)
58,012	-	-
-	-	5,117
(17,919)	(44,335)	(32,118)
21,343	213,216	24,520

(3,773,110)	(65,390,579)	(47,226,520)

(1,049,437)	(10,075,415)	(53,615,177)

$4,479,859	$(629,887)	$(40,751,538)

$636,165	$1,705,947	$1,577,612
$-	$(666,773)	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,030,243	$18,486,395
Net realized gain (loss)	(14,960,139)	(8,050,490)
Net change in unrealized appreciation (depreciation)	(15,871,819)	(9,873,670)

Net increase (decrease) in net assets resulting from operations	(9,801,715)	562,235

Distributions to shareholders (Note 2):
From net investment income:
Class I	(10,129,905)	(7,870,907)
Class R5	(1,828,232)	(2,790,251)
Service Class	(4,108,576)	(4,551,240)
Administrative Class	(1,497,295)	(1,532,748)
Class A	(107,308)	(58,288)
Class R4	(4,386,331)	(5,371,025)
Class R3	(659,012)	(859,047)

Total distributions from net investment income	(22,716,659)	(23,033,506)

From net realized gains:
Class I	-	(6,338,533)
Class R5	-	(2,343,175)
Service Class	-	(3,991,039)
Administrative Class	-	(1,437,368)
Class A	-	(56,887)
Class R4	-	(5,414,502)
Class R3	-	(950,202)

Total distributions from net realized gains	-	(20,531,706)

Net fund share transactions (Note 5):
Class I	78,372,255	69,902,903
Class R5	(14,247,231)	(41,757,033)
Service Class	(21,252,012)	(25,664,953)
Administrative Class	(7,307,271)	(13,967,485)
Class A	(197,896)	2,817,434
Class R4	(42,464,885)	(62,170,760)
Class R3	(850,732)	(8,578,623)

Increase (decrease) in net assets from fund share transactions	(7,947,772)	(79,418,517)

Total increase (decrease) in net assets	(40,466,146)	(122,421,494)
Net assets
Beginning of year	914,964,928	1,037,386,422

End of year	$874,498,782	$914,964,928

Accumulated undistributed (distributions in excess of) net investment income at end of year	$16,964,101	$15,835,582

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$15,476,366	$9,528,307	$6,800,472	$6,389,432
(8,245,976)	2,178,751	57,294,881	65,813,539
(22,569,554)	385,485	(35,846,396)	(10,978,264)

(15,339,164)	12,092,543	28,248,957	61,224,707

(4,008,676)	(2,344,902)	(3,740,981)	(5,970,065)
(1,629,063)	(1,674,523)	(1,186,392)	(1,008,254)
(1,416,176)	(1,022,505)	(265,749)	(191,402)
(1,463,320)	(1,301,956)	(105,918)	(140,076)
(981,391)	(969,840)	(295,492)	(328,272)
(1,306,810)	(638,914)	(31,688)	(17,038)
(297,064)	(178,876)	(38,914)	(30,235)

(11,102,500)	(8,131,516)	(5,665,134)	(7,685,342)

-	-	(42,177,765)	(10,642,888)
-	-	(13,939,265)	(1,966,043)
-	-	(3,280,384)	(379,991)
-	-	(1,416,131)	(283,231)
-	-	(4,398,503)	(776,599)
-	-	(405,559)	(34,820)
-	-	(593,679)	(72,108)

-	-	(66,211,286)	(14,155,680)

118,010,442	76,903,700	83,112,589	(135,198,338)
10,888,997	9,506,030	102,218,131	(2,221,168)
(10,892,743)	18,995,982	4,023,618	1,736,567
7,406,356	23,089,271	11,397,212	(2,529,291)
(5,515,503)	7,488,101	31,912,391	(5,344,185)
9,749,260	34,087,946	3,953,468	54,407
4,104,641	10,276,822	499,958	203,100

133,751,450	180,347,852	237,117,367	(143,298,908)

107,309,786	184,308,879	193,489,904	(103,915,223)

513,884,531	329,575,652	232,470,445	336,385,668

$621,194,317	$513,884,531	$425,960,349	$232,470,445

$12,241,682	$7,693,967	$5,489,992	$4,600,188

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,697,708	$21,165,664
Net realized gain (loss)	184,928,131	98,158,168
Net change in unrealized appreciation (depreciation)	(106,625,065)	59,932,395

Net increase (decrease) in net assets resulting from operations	100,000,774	179,256,227

Distributions to shareholders (Note 2):
From net investment income:
Class I	(10,584,244)	(9,855,438)
Class R5	(5,920,618)	(7,072,572)
Service Class	(898,933)	(1,997,608)
Administrative Class	(1,318,304)	(1,544,955)
Class A	(1,142,928)	(1,894,919)
Class R4	(231,123)	(211,075)
Class R3	(29,866)	(20,350)

Total distributions from net investment income	(20,126,016)	(22,596,917)

From net realized gains:
Class I	(84,546,636)	(38,389,049)
Class R5	(50,312,508)	(29,024,045)
Service Class	(8,281,277)	(8,811,764)
Administrative Class	(12,813,571)	(7,133,227)
Class A	(14,462,182)	(10,854,286)
Class R4	(2,395,682)	(911,228)
Class R3	(388,984)	(116,872)

Total distributions from net realized gains	(173,200,840)	(95,240,471)

Net fund share transactions (Note 5):
Class I	83,284,872	64,573,220
Class R5	(32,460,855)	(23,183,100)
Service Class	(6,667,926)	(64,680,353)
Administrative Class	413,773	(6,438,179)
Class A	(15,878,768)	(58,369,438)
Class R4	(5,532,388)	8,673,348
Class R3	89,181	1,271,493

Increase (decrease) in net assets from fund share transactions	23,247,889	(78,153,009)

Total increase (decrease) in net assets	(70,078,193)	(16,734,170)
Net assets
Beginning of year	1,244,248,142	1,260,982,312

End of year	$1,174,169,949	$1,244,248,142

Accumulated undistributed (distributions in excess of) net investment income at end of year	$15,301,770	$15,019,271

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Select Equity Opportunities Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$52,965,032	$61,456,926	$8,952,675	$13,098,352
441,815,801	548,692,031	35,859,278	202,257,588
46,663,902	(13,370,863)	56,609,190	(48,902,496)

541,444,735	596,778,094	101,421,143	166,453,444

(9,519,915)	(24,363,216)	(5,222,510)	(3,086,365)
(15,025,637)	(15,781,529)	(4,149,326)	(2,663,772)
(9,540,710)	(9,787,077)	(1,226,292)	(833,175)
(10,684,609)	(9,966,910)	(1,573,641)	(940,019)
(523,449)	(387,481)	(1,600,242)	(991,150)
(11,210,226)	(11,520,027)	(167,751)	(96,161)
(3,589,039)	(1,872,385)	(39,794)	(37,120)

(60,093,585)	(73,678,625)	(13,979,556)	(8,647,762)

(78,760,898)	(43,393,769)	(67,494,670)	(4,140,218)
(130,345,200)	(29,559,075)	(56,306,266)	(3,855,545)
(89,585,182)	(20,021,106)	(17,606,592)	(1,309,708)
(104,598,008)	(20,808,952)	(23,608,751)	(1,630,642)
(5,690,948)	(916,829)	(28,915,457)	(2,472,628)
(120,745,244)	(25,888,388)	(2,646,060)	(159,443)
(40,854,205)	(4,376,517)	(840,869)	(81,348)

(570,579,685)	(144,964,636)	(197,418,665)	(13,649,532)

263,871,503	(629,244,941)	75,124,542	(29,785,502)
(148,996,272)	(198,209,033)	11,938,559	(37,422,382)
(7,735,990)	(47,356,975)	(918,129)	(21,694,996)
54,482,191	7,972,174	6,562,404	(24,421,399)
7,865,893	3,769,713	(12,336,256)	(62,902,891)
36,554,500	(34,115,553)	2,877,730	481,824
50,991,235	94,977,914	66,375	(1,171,270)

257,033,060	(802,206,701)	83,315,225	(176,916,616)

167,804,525	(424,071,868)	(26,661,853)	(32,760,466)

3,238,487,395	3,662,559,263	699,824,795	732,585,261

$3,406,291,920	$3,238,487,395	$673,162,942	$699,824,795

$37,909,528	$44,770,081	$6,505,964	$11,649,127

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$646,848	$1,153,544
Net realized gain (loss)	22,932,763	9,208,155
Net change in unrealized appreciation (depreciation)	10,685,570	12,573,984

Net increase (decrease) in net assets resulting from operations	34,265,181	22,935,683

Distributions to shareholders (Note 2):
From net investment income:
Class I	(648,468)	(568,154)
Class R5	(198,633)	(196,932)
Service Class	(59,988)	(56,808)
Administrative Class	(67,496)	(77,813)
Class A	(59,160)	(76,213)
Class R4	(14,802)	(14,271)
Class R3	(8,673)	(11,658)

Total distributions from net investment income	(1,057,220)	(1,001,849)

From net realized gains:
Class I	(4,966,411)	(6,386,963)
Class R5	(1,711,532)	(2,457,311)
Service Class	(583,859)	(780,847)
Administrative Class	(763,451)	(1,224,123)
Class A	(1,127,720)	(1,884,654)
Class R4	(192,877)	(196,524)
Class R3	(179,443)	(217,771)

Total distributions from net realized gains	(9,525,293)	(13,148,193)

Net fund share transactions (Note 5):
Class I	(22,896,447)	13,856,923
Class R5	1,842,345	1,295,550
Service Class	(375,602)	1,527,291
Administrative Class	(407,540)	80,926
Class A	624,068	(1,783,892)
Class R4	(581,666)	2,008,018
Class R3	602,655	831,535

Increase (decrease) in net assets from fund share transactions	(21,192,187)	17,816,351

Total increase (decrease) in net assets	2,490,481	26,601,992
Net assets
Beginning of year	141,858,825	115,256,833

End of year	$144,349,306	$141,858,825

Accumulated undistributed (distributions in excess of) net investment income at end of year	$244,985	$713,998

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund		MassMutual Select Growth Opportunities Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$4,405,229	$4,367,148	$(3,244,257)	$(2,660,129)
113,969,977	86,188,046	131,239,092	105,570,021
419,828,015	331,132,748	46,443,132	40,832,576

538,203,221	421,687,942	174,437,967	143,742,468

(6,513,541)	(3,139,236)	-	-
(2,074,950)	(1,764,182)	-	-
(507,815)	(728,699)	-	-
(713,806)	(710,970)	-	-
(31,371)	(97,869)	-	-
(176,175)	(141,097)	-	-
(16,966)	(51,241)	-	-

(10,034,624)	(6,633,294)	-	-

(46,541,193)	(20,985,062)	(45,787,023)	(24,329,924)
(17,828,524)	(14,348,294)	(20,915,820)	(13,168,716)
(5,476,144)	(7,798,720)	(9,706,877)	(10,598,292)
(10,551,161)	(9,408,039)	(9,696,696)	(6,692,874)
(6,397,491)	(6,373,156)	(9,844,285)	(7,450,992)
(3,322,546)	(2,005,791)	(1,990,343)	(635,215)
(1,935,267)	(1,145,122)	(140,948)	(74,953)

(92,052,326)	(62,064,184)	(98,081,992)	(62,950,966)

482,449,469	391,344,715	(31,099,887)	(11,535,750)
(19,229,405)	5,560,864	(47,885,904)	(25,784,839)
(33,890,933)	(96,863,942)	(12,819,992)	(83,044,569)
10,132,740	(17,916,000)	(38,513,636)	(10,096,823)
8,491,498	(25,616,346)	(31,431,036)	(34,071,111)
26,283,357	12,048,414	6,324,611	1,559,795
11,428,820	12,039,472	(133,486)	89,296

485,665,546	280,597,177	(155,559,330)	(162,884,001)

921,781,817	633,587,641	(79,203,355)	(82,092,499)

2,186,141,281	1,552,553,640	815,237,866	897,330,365

$3,107,923,098	$2,186,141,281	$736,034,511	$815,237,866

$(270,290)	$(244,999)	$(189,804)	$(2,439,365)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Mid-Cap Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,155,959	$1,589,965
Net realized gain (loss)	12,103,421	12,502,020
Net change in unrealized appreciation (depreciation)	(5,799,298)	2,329,507

Net increase (decrease) in net assets resulting from operations	7,460,082	16,421,492

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,070,292)	(1,608,595)
Class R5	(93,558)	(107,757)
Service Class	(24,534)	(27,561)
Administrative Class	(8,550)	(9,697)
Class A	(17,922)	(18,927)
Class R4	(1,271)	(1,475)
Class R3	(2,931)	(901)

Total distributions from net investment income	(1,219,058)	(1,774,913)

From net realized gains:
Class I	(10,585,212)	(2,029,336)
Class R5	(999,896)	(144,318)
Service Class	(282,497)	(41,340)
Administrative Class	(108,764)	(13,769)
Class A	(287,062)	(36,978)
Class R4	(18,406)	(2,384)
Class R3	(47,083)	(1,990)

Total distributions from net realized gains	(12,328,920)	(2,270,115)

Net fund share transactions (Note 5):
Class I	14,378,856	(35,983,720)
Class R5	(5,821,933)	(607,482)
Service Class	(1,551,597)	(395,818)
Administrative Class	126,003	74,331
Class A	419,499	213,204
Class R4	181,149	21,787
Class R3	72,362	210,755

Increase (decrease) in net assets from fund share transactions	7,804,339	(36,466,943)

Total increase (decrease) in net assets	1,716,443	(24,090,479)
Net assets
Beginning of year	94,532,721	118,623,200

End of year	$96,249,164	$94,532,721

Accumulated undistributed (distributions in excess of) net investment income at end of year	$775,069	$786,972

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$345,381	$895,727	$863,999	$1,677,840
31,006,864	19,228,925	32,330,854	41,058,923
(16,746,720)	11,861,896	(13,779,790)	9,543,874

14,605,525	31,986,548	19,415,063	52,280,637

(562,600)	(556,291)	(760,738)	(1,408,250)
(183,081)	(181,044)	(468,064)	(1,125,976)
(28,080)	(20,709)	(50,922)	(124,519)
(1,310)	(25,697)	(56,712)	(138,596)
(2,593)	(769)	(32,516)	(124,224)
(7,406)	(1,325)	(1,693)	(4,033)
-	-	(331)	(597)

(785,070)	(785,835)	(1,370,976)	(2,926,195)

(12,017,872)	(6,446,918)	(18,973,212)	(839,215)
(4,839,792)	(2,770,889)	(13,973,388)	(732,702)
(970,089)	(405,040)	(1,936,267)	(92,673)
(593,654)	(453,776)	(2,563,584)	(111,226)
(1,281,258)	(497,585)	(4,170,371)	(162,945)
(370,882)	(85,386)	(97,283)	(2,923)
(141,745)	(28,154)	(37,315)	(684)

(20,215,292)	(10,687,748)	(41,751,420)	(1,942,368)

(54,977,901)	(21,941,796)	1,630,942	(34,106,551)
(1,770,875)	(11,297,085)	(2,681,800)	(39,506,976)
(3,129,714)	741,620	(2,971,924)	(5,261,860)
(4,033,024)	3,516,415	971,974	(4,281,189)
1,117,371	619,510	305,564	(7,547,781)
887,820	530,447	194,932	257,653
319,328	678,712	251,454	75,470

(61,586,995)	(27,152,177)	(2,298,858)	(90,371,234)

(67,981,832)	(6,639,212)	(26,006,191)	(42,959,160)

189,151,278	195,790,490	248,804,548	291,763,708

$121,169,446	$189,151,278	$222,798,357	$248,804,548

$239,262	$683,377	$380,185	$946,641

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM S&P Mid Cap Index Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,676,147	$3,273,007
Net realized gain (loss)	26,659,730	21,698,634
Net change in unrealized appreciation (depreciation)	30,377,877	34,335,910

Net increase (decrease) in net assets resulting from operations	61,713,754	59,307,551

Distributions to shareholders (Note 2):
From net investment income:
Class I	(614,247)	(1,256,426)
Class R5	(275,081)	(340,047)
Service Class	(244,777)	(351,574)
Administrative Class	(527,517)	(774,228)
Class A	(201,352)	(447,496)
Class R4	(1,017,937)	(485,310)
Class R3	(874,480)	(386,975)

Total distributions from net investment income	(3,755,391)	(4,042,056)

From net realized gains:
Class I	(2,842,841)	(7,100,135)
Class R5	(1,397,364)	(2,026,274)
Service Class	(1,435,691)	(2,291,760)
Administrative Class	(3,431,752)	(5,521,317)
Class A	(1,995,085)	(3,913,155)
Class R4	(7,184,206)	(3,599,543)
Class R3	(8,008,247)	(3,308,462)

Total distributions from net realized gains	(26,295,186)	(27,760,646)

Net fund share transactions (Note 5):
Class I	12,619,908	(28,879,102)
Class R5	(5,492,991)	2,777,178
Service Class	(617,138)	1,297,500
Administrative Class	822,560	(5,233,497)
Class A	1,553,260	(11,054,790)
Class R4	(1,938,633)	85,981,538
Class R3	106,493	101,791,300

Increase (decrease) in net assets from fund share transactions	7,053,459	146,680,127

Total increase (decrease) in net assets	38,716,636	174,184,976
Net assets
Beginning of year	468,907,341	294,722,365

End of year	$507,623,977	$468,907,341

Accumulated undistributed (distributions in excess of) net investment income at end of year	$3,250,849	$2,338,708

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$2,561,815	$2,786,025	$(1,350,300)	$(4,459,099)
21,063,089	21,040,050	610,174,135	331,697,192
18,347,642	31,029,893	438,257,953	408,183,240

41,972,546	54,855,968	1,047,081,788	735,421,333

(674,658)	(1,878,258)	-	(2,934,635)
(195,033)	(221,776)	-	(489,137)
(193,776)	(214,609)	-	-
(482,561)	(539,724)	-	-
(165,930)	(194,294)	-	-
(545,507)	(358,183)	-	-
(399,479)	(254,434)	-	-

(2,656,944)	(3,661,278)	-	(3,423,772)

(4,675,930)	(7,366,279)	(210,263,356)	(79,202,488)
(1,459,556)	(919,931)	(75,022,880)	(33,707,189)
(1,661,617)	(964,194)	(17,313,004)	(10,407,836)
(4,547,577)	(2,667,295)	(22,936,108)	(15,578,988)
(2,127,290)	(1,180,862)	(18,966,860)	(13,641,841)
(5,645,692)	(1,875,929)	(9,838,503)	(3,089,225)
(5,246,041)	(1,519,544)	(2,328,583)	(900,059)

(25,363,703)	(16,494,034)	(356,669,294)	(156,527,626)

15,892,097	(88,400,711)	1,925,605,566	1,062,805,596
4,989,453	(585,620)	219,157,339	212,235,822
(1,008,958)	3,959,943	121,488,962	(12,393,539)
(1,038,577)	2,492,440	(32,110,351)	(44,130,804)
4,778,507	850,852	(24,433,125)	(57,066,586)
8,397,379	27,715,365	86,617,204	60,018,061
9,967,141	29,814,755	5,378,868	10,622,867

41,977,042	(24,152,976)	2,301,704,463	1,232,091,417

55,928,941	10,547,680	2,992,116,957	1,807,561,352

281,918,606	271,370,926	5,243,131,853	3,435,570,501

$337,847,547	$281,918,606	$8,235,248,810	$5,243,131,853

$1,438,932	$1,675,266	$(4,008,823)	$(6,053,064)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,438,520)	$(755,769)
Net realized gain (loss)	97,427,824	54,324,847
Net change in unrealized appreciation (depreciation)	48,339,950	41,528,101

Net increase (decrease) in net assets resulting from operations	144,329,254	95,097,179

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class I	(16,698,170)	-
Class R5	(6,280,358)	-
Service Class	(1,941,712)	-
Administrative Class	(1,858,860)	-
Class A	(2,268,715)	-
Class R4	(817,599)	-
Class R3	(178,364)	-

Total distributions from net realized gains	(30,043,778)	-

Net fund share transactions (Note 5):
Class I	11,019,059	(23,800,307)
Class R5	(1,918,693)	(22,374,538)
Service Class	(6,333,063)	(8,869,716)
Administrative Class	(671,139)	(4,471,750)
Class A	1,695,992	(11,198,722)
Class R4	6,614,519	2,693,470
Class R3	20,319	609,008

Increase (decrease) in net assets from fund share transactions	10,426,994	(67,412,555)

Total increase (decrease) in net assets	124,712,470	27,684,624
Net assets
Beginning of year	532,661,208	504,976,584

End of year	$657,373,678	$532,661,208

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(149,416)	$(899,138)

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund		MassMutual Select Overseas Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$5,529,296	$5,991,137	$9,445,528	$9,602,337
2,723,673	1,003,324	55,315,164	33,668,045
(3,773,110)	36,160,869	(65,390,579)	92,380,622

4,479,859	43,155,330	(629,887)	135,651,004

(1,285,257)	(4,530,030)	(5,991,661)	(7,122,357)
(415,998)	(1,577,963)	(2,868,140)	(2,873,471)
(777,927)	(853,253)	(811,229)	(1,364,491)
(1,269,039)	(1,954,094)	(648,222)	(720,851)
(509,699)	(638,937)	(717,837)	(941,459)
(1,221,950)	(1,392,338)	(181,675)	(115,855)
(1,066,650)	(1,261,717)	(43,251)	(32,726)

(6,546,520)	(12,208,332)	(11,262,015)	(13,171,210)

(540,623)	(1,569,875)	-	-
(180,931)	(556,282)	-	-
(352,105)	(309,451)	-	-
(597,268)	(725,106)	-	-
(257,531)	(248,397)	-	-
(602,369)	(518,141)	-	-
(564,166)	(487,173)	-	-

(3,094,993)	(4,414,425)	-	-

8,974,020	(62,633,701)	50,191,124	(75,489,018)
(528,107)	(18,781,242)	(16,593,181)	(12,498,282)
2,232,741	5,614,526	(5,309,473)	(33,246,958)
(4,248,399)	(345,793)	(8,824,112)	(4,651,234)
4,541,211	2,929,024	(7,171,338)	(20,103,297)
4,465,581	14,025,334	5,434,250	(373,295)
5,580,375	12,071,859	797,437	861,394

21,017,422	(47,119,993)	18,524,707	(145,500,690)

15,855,768	(20,587,420)	6,632,805	(23,020,896)

226,288,739	246,876,159	618,620,069	641,640,965

$242,144,507	$226,288,739	$625,252,874	$618,620,069

$4,311,036	$5,471,885	$7,504,454	$8,888,581

MassMutual Management Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

MassMutual Select T. Rowe Price International Equity Fund
Period Ended September 30, 2018†
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,863,639
Net realized gain (loss)	(6,388,657)
Net change in unrealized appreciation (depreciation)	(47,226,520)

Net increase (decrease) in net assets resulting from operations	(40,751,538)

Net fund share transactions (Note 5):
Class I	850,367,076

Increase (decrease) in net assets from fund share transactions	850,367,076

Total increase (decrease) in net assets	809,615,538
Net assets
End of year	$809,615,538

Accumulated undistributed (distributions in excess of) net investment income at end of year	$12,634,553

†	Fund commenced operations on February 9, 2018.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class I
9/30/18	$9.99	$0.25	$(0.34)	$(0.09)	$(0.28)	$-	$(0.28)	$9.62	(0.98%	)	$426,828	0.34%		N/A		N/A		2.62%
9/30/17	10.43	0.22	(0.18)	0.04	(0.27)	(0.21)	(0.48)	9.99	0.57%		361,805	0.35%		N/A		N/A		2.18%
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%		303,783	0.37%		0.34%		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	0.34%	[a]	0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%	[p]	0.40%	[p]	0.40%	[n]	2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%	[p]	N/A		N/A		1.87%
Class R5
9/30/18	$9.96	$0.24	$(0.34)	$(0.10)	$(0.26)	$-	$(0.26)	$9.60	(1.01%	)	$51,708	0.44%		N/A		N/A		2.49%
9/30/17	10.41	0.20	(0.18)	0.02	(0.26)	(0.21)	(0.47)	9.96	0.36%		68,491	0.45%		N/A		N/A		2.04%
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%		115,428	0.47%		0.44%		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	0.44%	[a]	0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%	[p]	0.51%	[p]	0.51%	[n]	1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%	[p]	N/A		N/A		1.72%
Service Class
9/30/18	$10.00	$0.23	$(0.34)	$(0.11)	$(0.26)	$-	$(0.26)	$9.63	(1.17%	)	$131,813	0.54%		N/A		N/A		2.41%
9/30/17	10.45	0.19	(0.19)	-	(0.24)	(0.21)	(0.45)	10.00	0.25%		158,965	0.55%		N/A		N/A		1.95%
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%		193,887	0.57%		0.54%		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	0.54%	[a]	0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%	[p]	0.62%	k,[p]	0.62%	[k],n	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%	[p]	N/A		N/A		1.60%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	243%	289%	264%	264%	453%[u]	460%[u]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

u

Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Administrative Class
9/30/18	$9.93	$0.22	$(0.34)	$(0.12)	$(0.24)	$-	$(0.24)	$9.57	(1.21%	)	$53,849	0.64%		N/A		N/A		2.30%
9/30/17	10.37	0.18	(0.18)	-	(0.23)	(0.21)	(0.44)	9.93	0.19%		63,399	0.65%		N/A		N/A		1.86%
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%		80,444	0.67%		0.64%		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	0.64%	[a]	0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%	[p]	0.71%	[p]	0.71%	[n]	1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%	[p]	N/A		N/A		1.52%
Class A
9/30/18	$9.93	$0.20	$(0.35)	$(0.15)	$(0.22)	$-	$(0.22)	$9.56	(1.51%	)	$4,327	0.89%		N/A		N/A		2.07%
9/30/17	10.38	0.17	(0.19)	(0.02)	(0.22)	(0.21)	(0.43)	9.93	(0.01%	)	4,703	0.90%		N/A		N/A		1.68%
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%		1,943	0.92%		0.89%		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	0.89%	[a]	0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a,p]	0.95%	[a,p]	0.95%	[a,n]	1.36%	[a]
Class R4
9/30/18	$9.99	$0.21	$(0.35)	$(0.14)	$(0.22)	$-	$(0.22)	$9.63	(1.42%	)	$172,390	0.79%		N/A		N/A		2.15%
9/30/17	10.43	0.17	(0.19)	(0.02)	(0.21)	(0.21)	(0.42)	9.99	0.02%		221,969	0.80%		N/A		N/A		1.71%
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%		295,696	0.82%		0.79%		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	0.79%	[a]	0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%	[p]	0.85%	[p]	0.85%	[n]	1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%	[p]	N/A		N/A		1.41%
Class R3
9/30/18	$9.90	$0.18	$(0.34)	$(0.16)	$(0.19)	$-	$(0.19)	$9.55	(1.61%	)	$33,583	1.04%		N/A		N/A		1.91%
9/30/17	10.35	0.14	(0.19)	(0.05)	(0.19)	(0.21)	(0.40)	9.90	(0.27%	)	35,633	1.05%		N/A		N/A		1.46%
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%		46,206	1.07%		1.04%		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	1.04%	[a]	1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%	[p]	1.10%	[p]	1.10%	[n]	1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%	[p]	N/A		N/A		1.17%

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$10.65	$0.32	$(0.60)		$(0.28)	$(0.25)	$(0.25)	$10.12	(2.69%	)[b]	$287,070	0.47%		0.47%	[n]	3.13%
9/30/17	10.67	0.27	(0.01	)aa	0.26	(0.28)	(0.28)	10.65	2.64%		178,204	0.50%		0.48%		2.59%
9/30/16	10.22	0.29	0.46		0.75	(0.30)	(0.30)	10.67	7.62%		99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)		0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18		0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
9/30/18	$10.65	$0.31	$(0.60)		$(0.29)	$(0.24)	$(0.24)	$10.12	(2.79%	)[b]	$78,583	0.57%		0.57%	[n]	3.02%
9/30/17	10.67	0.26	(0.01	)aa	0.25	(0.27)	(0.27)	10.65	2.55%		71,341	0.60%		0.58%		2.53%
9/30/16	10.22	0.28	0.46		0.74	(0.29)	(0.29)	10.67	7.51%		61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)		0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38		0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)		(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
Service Class
9/30/18	$10.64	$0.30	$(0.59)		$(0.29)	$(0.23)	$(0.23)	$10.12	(2.78%	)[b]	$52,794	0.67%		0.67%	[n]	2.89%
9/30/17	10.67	0.25	(0.02	)aa	0.23	(0.26)	(0.26)	10.64	2.30%		66,969	0.70%		0.68%		2.40%
9/30/16	10.22	0.27	0.47		0.74	(0.29)	(0.29)	10.67	7.42%		47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)		0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38		0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)		(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	294%	224%	207%	191%	308%	352%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$10.61	$0.29	$(0.60)		$(0.31)	$(0.22)	$(0.22)	$10.08	(2.96%	)[b]	$70,368	0.77%		0.77%	[n]	2.81%
9/30/17	10.64	0.24	(0.01	)aa	0.23	(0.26)	(0.26)	10.61	2.30%		66,460	0.80%		0.78%		2.33%
9/30/16	10.18	0.26	0.47		0.73	(0.27)	(0.27)	10.64	7.39%		42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)		0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38		0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)		(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
Class A
9/30/18	$10.57	$0.26	$(0.59)		$(0.33)	$(0.20)	$(0.20)	$10.04	(3.23%	)[b]	$45,189	1.02%		1.02%	[n]	2.54%
9/30/17	10.60	0.21	(0.01	)aa	0.20	(0.23)	(0.23)	10.57	1.99%		53,329	1.05%		1.03%		2.07%
9/30/16	10.15	0.23	0.47		0.70	(0.25)	(0.25)	10.60	7.12%		45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)		0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38		0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)		(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
Class R4
9/30/18	$10.55	$0.27	$(0.60)		$(0.33)	$(0.21)	$(0.21)	$10.01	(3.17%	)[b]	$67,672	0.92%		0.92%	[n]	2.67%
9/30/17	10.58	0.22	(0.01	)aa	0.21	(0.24)	(0.24)	10.55	2.15%		61,286	0.95%		0.93%		2.14%
9/30/16	10.15	0.24	0.47		0.71	(0.28)	(0.28)	10.58	7.20%		26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)		0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19		0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
9/30/18	$10.45	$0.24	$(0.58)		$(0.34)	$(0.19)	$(0.19)	$9.92	(3.32%	)[b]	$19,519	1.17%		1.17%	[n]	2.42%
9/30/17	10.50	0.19	(0.01	)aa	0.18	(0.23)	(0.23)	10.45	1.84%		16,295	1.20%		1.18%		1.90%
9/30/16	10.06	0.22	0.46		0.68	(0.24)	(0.24)	10.50	6.95%		5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)		0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38		0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)		(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/18	$16.69	$0.25	$1.70	$1.95	$(0.42)	$(4.74)	$(5.16)	$13.48	13.43%		$202,121	0.57%		1.85%
9/30/17	14.90	0.30	2.47	2.77	(0.35)	(0.63)	(0.98)	16.69	19.25%		145,732	0.58%		1.90%
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%		251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
9/30/18	$16.71	$0.24	$1.69	$1.93	$(0.40)	$(4.74)	$(5.14)	$13.50	13.28%		$143,091	0.67%		1.80%
9/30/17	14.90	0.29	2.47	2.76	(0.32)	(0.63)	(0.95)	16.71	19.16%		50,361	0.68%		1.83%
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%		46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	-	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
Service Class
9/30/18	$16.69	$0.22	$1.70	$1.92	$(0.38)	$(4.74)	$(5.12)	$13.49	13.21%		$13,564	0.77%		1.64%
9/30/17	14.90	0.27	2.47	2.74	(0.32)	(0.63)	(0.95)	16.69	18.97%		11,721	0.78%		1.71%
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%		8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	-	(0.14)	13.57	34.24%		21,780	0.69%		1.44%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	75%	71%	39%	29%	49%	44%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$16.76	$0.21	$1.70	$1.91	$(0.35)	$(4.74)	$(5.09)	$13.58	13.07%		$15,165	0.87%		1.61%
9/30/17	14.96	0.26	2.48	2.74	(0.31)	(0.63)	(0.94)	16.76	18.92%		5,176	0.88%		1.63%
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%		6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	-	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
Class A
9/30/18	$16.64	$0.18	$1.69	$1.87	$(0.32)	$(4.74)	$(5.06)	$13.45	12.82%		$45,319	1.12%		1.36%
9/30/17	14.85	0.21	2.48	2.69	(0.27)	(0.63)	(0.90)	16.64	18.64%		16,573	1.13%		1.36%
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%		19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	-	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
Class R4
9/30/18	$16.56	$0.19	$1.68	$1.87	$(0.37)	$(4.74)	$(5.11)	$13.32	12.93%		$4,523	1.02%		1.44%
9/30/17	14.81	0.23	2.46	2.69	(0.31)	(0.63)	(0.94)	16.56	18.74%		861	1.03%		1.47%
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%		711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
9/30/18	$16.59	$0.15	$1.68	$1.83	$(0.31)	$(4.74)	$(5.05)	$13.37	12.56%		$2,177	1.27%		1.13%
9/30/17	14.83	0.19	2.46	2.65	(0.26)	(0.63)	(0.89)	16.59	18.44%		2,046	1.28%		1.22%
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%		1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%		194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	-	(0.06)	13.61	33.35%		166	1.40%		0.73%

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.01	$0.23	$0.81	$1.04	$(0.24)	$(1.88)	$(2.12)	$11.93	8.56%		$632,974	0.63%		N/A	1.91%
9/30/17	12.39	0.23	1.60	1.83	(0.25)	(0.96)	(1.21)	13.01	15.49%		594,578	0.64%		N/A	1.82%
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%		500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%	1.82%
Class R5
9/30/18	$13.06	$0.22	$0.80	$1.02	$(0.22)	$(1.88)	$(2.10)	$11.98	8.39%		$309,004	0.73%		N/A	1.80%
9/30/17	12.43	0.21	1.61	1.82	(0.23)	(0.96)	(1.19)	13.06	15.41%		368,686	0.74%		N/A	1.72%
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%		372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%	1.63%
Service Class
9/30/18	$13.00	$0.20	$0.81	$1.01	$(0.20)	$(1.88)	$(2.08)	$11.93	8.36%		$49,551	0.83%		N/A	1.69%
9/30/17	12.38	0.20	1.60	1.80	(0.22)	(0.96)	(1.18)	13.00	15.24%		60,852	0.84%		N/A	1.59%
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%		124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%	1.58%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	46%	13%	16%	15%	19%	18%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$13.07	$0.19	$0.81	$1.00	$(0.19)	$(1.88)	$(2.07)	$12.00	8.21%		$85,905	0.93%		N/A	1.60%
9/30/17	12.44	0.19	1.61	1.80	(0.21)	(0.96)	(1.17)	13.07	15.16%		92,380	0.94%		N/A	1.51%
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%		94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%	1.42%
Class A
9/30/18	$12.90	$0.16	$0.80	$0.96	$(0.15)	$(1.88)	$(2.03)	$11.83	7.94%		$84,733	1.18%		N/A	1.34%
9/30/17	12.28	0.16	1.59	1.75	(0.17)	(0.96)	(1.13)	12.90	14.90%		108,447	1.19%		N/A	1.26%
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%		161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%	1.18%
Class R4
9/30/18	$12.77	$0.17	$0.79	$0.96	$(0.18)	$(1.88)	$(2.06)	$11.67	8.06%		$9,172	1.08%		N/A	1.45%
9/30/17	12.21	0.17	1.57	1.74	(0.22)	(0.96)	(1.18)	12.77	14.98%		16,370	1.09%		N/A	1.37%
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%		6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
9/30/18	$12.72	$0.14	$0.79	$0.93	$(0.14)	$(1.88)	$(2.02)	$11.63	7.84%		$2,831	1.33%		N/A	1.21%
9/30/17	12.14	0.14	1.57	1.71	(0.17)	(0.96)	(1.13)	12.72	14.72%		2,936	1.34%		N/A	1.14%
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%		1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%	0.88%

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$21.59	$0.37	$3.00	$3.37	$(0.48)	$(4.00)	$(4.48)	$20.48	17.77%		$819,557	0.12%		N/A	1.86%
9/30/17	19.40	0.39	3.03	3.42	(0.44)	(0.79)	(1.23)	21.59	18.44%		541,131	0.12%		N/A	1.95%
9/30/16	17.50	0.38	2.24	2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%		1,078,531	0.12%		N/A	2.05%
9/30/15[i]	18.54	0.27	(1.26)	(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A	1.93%	[a]
12/31/14	16.99	0.34	1.94	2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%	1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%	2.01%
Class R5
9/30/18	$21.63	$0.35	$3.01	$3.36	$(0.46)	$(4.00)	$(4.46)	$20.53	17.65%		$532,163	0.22%		N/A	1.75%
9/30/17	19.43	0.38	3.03	3.41	(0.42)	(0.79)	(1.21)	21.63	18.33%		710,184	0.22%		N/A	1.88%
9/30/16	17.52	0.37	2.24	2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%		828,915	0.22%		N/A	1.95%
9/30/15[i]	18.58	0.25	(1.26)	(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A	1.82%	[a]
12/31/14[p]	17.02	0.32	1.95	2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%	1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%	1.88%
Service Class
9/30/18	$21.64	$0.32	$3.02	$3.34	$(0.43)	$(4.00)	$(4.43)	$20.55	17.48%		$481,405	0.37%		N/A	1.59%
9/30/17	19.43	0.35	3.03	3.38	(0.38)	(0.79)	(1.17)	21.64	18.17%		508,135	0.37%		N/A	1.72%
9/30/16	17.52	0.34	2.24	2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%		499,673	0.37%		N/A	1.80%
9/30/15[i]	18.60	0.23	(1.26)	(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A	1.66%	[a]
12/31/14	17.05	0.29	1.94	2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%	1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%	1.66%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	3%[q]	5%	4%	2%	5%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class I shares were renamed Class R5 shares on April 1, 2014.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 12% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$21.34	$0.29	$2.97	$3.26	$(0.41)	$(4.00)	$(4.41)	$20.19	17.34%		$606,359	0.47%		N/A	1.50%
9/30/17	19.19	0.32	3.00	3.32	(0.38)	(0.79)	(1.17)	21.34	18.03%		572,199	0.47%		N/A	1.62%
9/30/16	17.30	0.32	2.22	2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%		506,085	0.47%		N/A	1.70%
9/30/15[i]	18.39	0.22	(1.26)	(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A	1.57%	[a]
12/31/14	16.86	0.27	1.93	2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%	1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%	1.63%
Class A
9/30/18	$21.03	$0.24	$2.92	$3.16	$(0.37)	$(4.00)	$(4.37)	$19.82	17.06%		$34,494	0.72%		N/A	1.25%
9/30/17	18.92	0.27	2.96	3.23	(0.33)	(0.79)	(1.12)	21.03	17.80%		27,907	0.72%		N/A	1.37%
9/30/16	17.12	0.27	2.19	2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%		21,320	0.72%		N/A	1.46%
9/30/15[i]	18.23	0.18	(1.24)	(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A	1.33%	[a]
12/31/14[h]	17.01	0.19	1.68	1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A	1.43%	[a]
Class R4
9/30/18	$21.13	$0.26	$2.93	$3.19	$(0.37)	$(4.00)	$(4.37)	$19.95	17.15%		$681,097	0.62%		N/A	1.35%
9/30/17	19.01	0.29	2.97	3.26	(0.35)	(0.79)	(1.14)	21.13	17.88%		670,521	0.62%		N/A	1.47%
9/30/16	17.16	0.29	2.19	2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%		632,838	0.62%		N/A	1.55%
9/30/15[i]	18.25	0.19	(1.23)	(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A	1.41%	[a]
12/31/14	16.74	0.24	1.90	2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%	1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%	1.43%
Class R3
9/30/18	$20.72	$0.21	$2.87	$3.08	$(0.35)	$(4.00)	$(4.35)	$19.45	16.90%		$251,216	0.87%		N/A	1.10%
9/30/17	18.70	0.24	2.91	3.15	(0.34)	(0.79)	(1.13)	20.72	17.54%		208,410	0.87%		N/A	1.21%
9/30/16	16.95	0.24	2.17	2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%		95,197	0.87%		N/A	1.29%
9/30/15[i]	18.06	0.16	(1.22)	(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A	1.21%	[a]
12/31/14	16.58	0.19	1.90	2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%	1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%	1.13%

MassMutual Select Equity Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$22.45	$0.27	$2.75	$3.02	$(0.51)	$(6.55)	$(7.06)	$18.41	16.23%		$268,240	0.74%		N/A	1.50%
9/30/17	18.40	0.41	4.27	4.68	(0.27)	(0.36)	(0.63)	22.45	25.85%		228,919	0.74%		N/A	2.00%
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%		213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%	0.63%
Class R5
9/30/18	$22.50	$0.25	$2.75	$3.00	$(0.48)	$(6.55)	$(7.03)	$18.47	16.09%		$188,418	0.84%		N/A	1.38%
9/30/17	18.44	0.39	4.28	4.67	(0.25)	(0.36)	(0.61)	22.50	25.73%		207,798	0.84%		N/A	1.87%
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%		203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%	0.51%
Service Class
9/30/18	$22.17	$0.23	$2.71	$2.94	$(0.46)	$(6.55)	$(7.01)	$18.10	16.00%		$50,746	0.94%		N/A	1.28%
9/30/17	18.18	0.35	4.23	4.58	(0.23)	(0.36)	(0.59)	22.17	25.59%		61,849	0.94%		N/A	1.74%
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%		69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%	0.42%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	35%	131%	36%	39%	35%	27%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$21.94	$0.21		$2.68	$2.89	$(0.44)	$(6.55)	$(6.99)	$17.84	15.92%		$75,215	1.04%		N/A	1.19%
9/30/17	17.99	0.33		4.19	4.52	(0.21)	(0.36)	(0.57)	21.94	25.50%		82,359	1.04%		N/A	1.66%
9/30/16	18.94	0.20		2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%		89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23		(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38		2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
12/31/13	18.62	0.06		6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%	0.26%
Class A
9/30/18	$21.17	$0.16		$2.56	$2.72	$(0.36)	$(6.55)	$(6.91)	$16.98	15.62%		$78,457	1.29%		N/A	0.92%
9/30/17	17.37	0.28		4.02	4.30	(0.14)	(0.36)	(0.50)	21.17	25.13%		107,667	1.29%		N/A	1.42%
9/30/16	18.38	0.15		2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%		146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18		(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33		2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
12/31/13	18.23	0.00	[d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%	0.01%
Class R4
9/30/18	$21.00	$0.17		$2.54	$2.71	$(0.42)	$(6.55)	$(6.97)	$16.74	15.70%		$9,409	1.19%		N/A	1.04%
9/30/17	17.28	0.31		3.99	4.30	(0.22)	(0.36)	(0.58)	21.00	25.27%		8,146	1.19%		N/A	1.58%
9/30/16	18.35	0.16		2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%		6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24		(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10		2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
9/30/18	$20.10	$0.12		$2.41	$2.53	$(0.31)	$(6.55)	$(6.86)	$15.77	15.43%		$2,679	1.44%		N/A	0.78%
9/30/17	16.55	0.24		3.83	4.07	(0.16)	(0.36)	(0.52)	20.10	25.00%		3,087	1.44%		N/A	1.28%
9/30/16	17.72	0.12		1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%		3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14		(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29		2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%
12/31/13	17.80	(0.06)		6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%	(0.28%	)

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$8.44	$0.05	$1.95	$2.00	$(0.07)	$(0.56)	$(0.63)	$9.81	24.98%		$64,876	0.78%		0.70%		0.56%
9/30/17	8.01	0.08	1.37	1.45	(0.08)	(0.94)	(1.02)	8.44	20.59%		75,206	0.84%		0.70%		1.09%
9/30/16	8.02	0.07	0.86	0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%		56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)	(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78	0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
9/30/18	$8.46	$0.04	$1.95	$1.99	$(0.06)	$(0.56)	$(0.62)	$9.83	24.80%		$32,604	0.88%		0.80%		0.45%
9/30/17	8.02	0.08	1.38	1.46	(0.08)	(0.94)	(1.02)	8.46	20.56%		26,201	0.94%		0.80%		0.99%
9/30/16	8.03	0.06	0.86	0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%		23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)	(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86	0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
Service Class
9/30/18	$8.29	$0.03	$1.92	$1.95	$(0.06)	$(0.56)	$(0.62)	$9.62	24.72%		$9,630	0.98%		0.90%		0.35%
9/30/17	7.88	0.07	1.35	1.42	(0.07)	(0.94)	(1.01)	8.29	20.41%		8,668	1.04%		0.90%		0.88%
9/30/16	7.91	0.05	0.84	0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%		6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)	(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83	0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	47%	52%	49%	37%	59%	62%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

	Net asset value, beginning of the period	Income (loss) from investment operations				Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$8.10	$0.02		$1.87	$1.89	$(0.05)	$(0.56)	$(0.61)	$9.38	24.56%		$12,307	1.08%		1.00%		0.25%
9/30/17	7.72	0.06		1.32	1.38	(0.06)	(0.94)	(1.00)	8.10	20.31%		10,889	1.14%		1.00%		0.77%
9/30/16	7.77	0.04		0.83	0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%		10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03		(0.16)	(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05		0.81	0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04		2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
Class A
9/30/18	$7.75	$0.00	[d]	$1.79	$1.79	$(0.03)	$(0.56)	$(0.59)	$8.95	24.31%		$18,868	1.33%		1.25%		0.00%
9/30/17	7.43	0.04		1.26	1.30	(0.04)	(0.94)	(0.98)	7.75	19.91%		15,687	1.39%		1.25%		0.53%
9/30/16	7.50	0.02		0.80	0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%		16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02		(0.17)	(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03		0.80	0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02		1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
Class R4
9/30/18	$7.68	$0.01		$1.77	$1.78	$(0.04)	$(0.56)	$(0.60)	$8.86	24.48%		$2,757	1.23%		1.15%		0.10%
9/30/17	7.39	0.05		1.25	1.30	(0.07)	(0.94)	(1.01)	7.68	20.10%		2,908	1.29%		1.15%		0.63%
9/30/16	7.49	0.03		0.79	0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%		720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02		(0.16)	(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04		0.73	0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
9/30/18	$7.27	$(0.01)		$1.67	$1.66	$(0.03)	$(0.56)	$(0.59)	$8.34	24.08%		$3,307	1.48%	[a]	1.40%		(0.15%	)
9/30/17	7.04	0.03		1.19	1.22	(0.05)	(0.94)	(0.99)	7.27	19.93%		2,301	1.54%		1.40%		0.39%
9/30/16	7.19	0.01		0.76	0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%		1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]		(0.16)	(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02		0.76	0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00	[d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$19.78	$0.06	$4.45	$4.51	$(0.11)	$(0.81)	$(0.92)	$23.37	23.49%		$1,799,107	0.64%		N/A		0.30%
9/30/17	16.66	0.07	3.81	3.88	(0.10)	(0.66)	(0.76)	19.78	24.41%		1,081,072	0.65%		N/A		0.38%
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%		511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
9/30/18	$19.75	$0.04	$4.43	$4.47	$(0.09)	$(0.81)	$(0.90)	$23.32	23.31%		$503,294	0.74%		N/A		0.19%
9/30/17	16.63	0.05	3.81	3.86	(0.08)	(0.66)	(0.74)	19.75	24.33%		443,867	0.75%		N/A		0.28%
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%		367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
Service Class
9/30/18	$19.57	$0.02	$4.39	$4.41	$(0.07)	$(0.81)	$(0.88)	$23.10	23.21%		$122,916	0.84%		N/A		0.09%
9/30/17	16.49	0.03	3.77	3.80	(0.06)	(0.66)	(0.72)	19.57	24.14%		133,658	0.85%		N/A		0.18%
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%		212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	17%	27%	30%	48%	34%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$19.31	$0.00 [d]	$4.33	$4.33	$(0.05)	$(0.81)	$(0.86)	$22.78	23.08%		$315,952	0.94%		N/A		(0.01%	)
9/30/17	16.28	0.01	3.73	3.74	(0.05)	(0.66)	(0.71)	19.31	24.05%		257,730	0.95%		N/A		0.08%
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%		232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
Class A
9/30/18	$18.53	$(0.05)	$4.15	$4.10	$-	$(0.81)	$(0.81)	$21.82	22.76%		$198,284	1.19%	[a]	N/A		(0.26%	)
9/30/17	15.65	(0.03)	3.58	3.55	(0.01)	(0.66)	(0.67)	18.53	23.73%		162,073	1.20%		N/A		(0.16%	)
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%		161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
Class R4
9/30/18	$18.51	$(0.03)	$4.15	$4.12	$(0.04)	$(0.81)	$(0.85)	$21.78	22.92%		$107,811	1.09%		N/A		(0.16%	)
9/30/17	15.66	(0.01)	3.57	3.56	(0.05)	(0.66)	(0.71)	18.51	23.81%		67,035	1.10%		N/A		(0.07%	)
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%		44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
9/30/18	$17.41	$(0.08)	$3.90	$3.82	$(0.01)	$(0.81)	$(0.82)	$20.41	22.57%		$60,560	1.34%		N/A		(0.41%	)
9/30/17	14.78	(0.05)	3.37	3.32	(0.03)	(0.66)	(0.69)	17.41	23.59%		40,705	1.35%		N/A		(0.32%	)
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%		22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.97	$(0.04)	$2.81	$2.77	$-	$(1.55)	$(1.55)	$13.19	25.79%		$390,266	0.74%		N/A	(0.30%	)
9/30/17	10.82	(0.02)	1.95	1.93	-	(0.78)	(0.78)	11.97	19.63%		378,731	0.74%		N/A	(0.18%	)
9/30/16	10.98	(0.01)	1.07	1.06	-	(1.22)	(1.22)	10.82	9.61%		352,915	0.74%		N/A	(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)	(0.64)	-	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A	0.05%	[a]
12/31/14	11.43	0.01	1.20	1.21	-	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%	0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%	0.02%
Class R5
9/30/18	$11.87	$(0.05)	$2.77	$2.72	$-	$(1.55)	$(1.55)	$13.04	25.58%		$153,460	0.84%		N/A	(0.40%	)
9/30/17	10.74	(0.03)	1.94	1.91	-	(0.78)	(0.78)	11.87	19.59%		185,795	0.84%		N/A	(0.28%	)
9/30/16	10.92	(0.01)	1.05	1.04	-	(1.22)	(1.22)	10.74	9.47%		192,509	0.84%		N/A	(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)	(0.65)	-	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A	(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20	1.20	-	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%	0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%	(0.13%	)
Service Class
9/30/18	$11.58	$(0.06)	$2.70	$2.64	$-	$(1.55)	$(1.55)	$12.67	25.52%		$68,041	0.94%		N/A	(0.50%	)
9/30/17	10.50	(0.04)	1.90	1.86	-	(0.78)	(0.78)	11.58	19.55%		74,058	0.94%		N/A	(0.38%	)
9/30/16	10.72	(0.03)	1.03	1.00	-	(1.22)	(1.22)	10.50	9.26%		149,667	0.94%		N/A	(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)	(0.64)	-	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A	(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17	1.16	-	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%	(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%	(0.23%	)

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	28%	19%	22%	28%	25%	29%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$11.21	$(0.07)	$2.60	$2.53	$-	$(1.55)	$(1.55)	$12.19	25.36%		$56,625	1.04%		N/A	(0.60%	)
9/30/17	10.21	(0.05)	1.83	1.78	-	(0.78)	(0.78)	11.21	19.31%		89,663	1.04%		N/A	(0.48%	)
9/30/16	10.46	(0.04)	1.01	0.97	-	(1.22)	(1.22)	10.21	9.21%		90,616	1.04%		N/A	(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)	(0.63)	-	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A	(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15	1.13	-	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%	(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%	(0.39%	)
Class A
9/30/18	$10.52	$(0.09)	$2.42	$2.33	$-	$(1.55)	$(1.55)	$11.30	25.08%		$49,746	1.29%		N/A	(0.85%	)
9/30/17	9.65	(0.07)	1.72	1.65	-	(0.78)	(0.78)	10.52	19.07%		76,756	1.29%		N/A	(0.73%	)
9/30/16	9.97	(0.07)	0.97	0.90	-	(1.22)	(1.22)	9.65	8.93%		103,902	1.29%		N/A	(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)	(0.63)	-	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A	(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11	1.06	-	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%	(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%	(0.63%	)
Class R4
9/30/18	$10.57	$(0.08)	$2.43	$2.35	$-	$(1.55)	$(1.55)	$11.37	25.17%		$16,920	1.19%		N/A	(0.75%	)
9/30/17	9.68	(0.06)	1.73	1.67	-	(0.78)	(0.78)	10.57	19.22%		9,200	1.19%		N/A	(0.63%	)
9/30/16	9.99	(0.05)	0.96	0.91	-	(1.22)	(1.22)	9.68	9.02%		6,861	1.19%		N/A	(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)	(0.61)	-	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A	(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08	1.05	-	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A	(0.40%	)[a]
Class R3
9/30/18	$9.82	$(0.10)	$2.24	$2.14	$-	$(1.55)	$(1.55)	$10.41	24.93%		$976	1.44%		N/A	(1.00%	)
9/30/17	9.08	(0.08)	1.60	1.52	-	(0.78)	(0.78)	9.82	18.82%		1,035	1.44%		N/A	(0.88%	)
9/30/16	9.46	(0.07)	0.91	0.84	-	(1.22)	(1.22)	9.08	8.77%		859	1.44%		N/A	(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)	(0.60)	-	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A	(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06	0.99	-	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%	(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%	(0.93%	)

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$15.20	$0.18	$0.99	$1.17	$(0.21)	$(2.11)	$(2.32)	$14.05	8.30%		$91,004	0.98%		0.80%		1.28%
9/30/17	13.59	0.21	1.87	2.08	(0.21)	(0.26)	(0.47)	15.20	15.51%		81,793	0.92%		0.80%		1.46%
9/30/16	13.71	0.15	1.93	2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%		106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)	(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77	0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
Class R5
9/30/18	$15.28	$0.16	$1.02	$1.18	$(0.20)	$(2.11)	$(2.31)	$14.15	8.26%		$949	1.08%		0.90%		1.10%
9/30/17	13.67	0.20	1.87	2.07	(0.20)	(0.26)	(0.46)	15.28	15.32%		7,290	1.02%		0.90%		1.34%
9/30/16	13.75	0.15	1.93	2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%		7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)	(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85	0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
Service Class
9/30/18	$15.24	$0.17	$0.97	$1.14	$(0.18)	$(2.11)	$(2.29)	$14.09	8.03%		$255	1.18%		1.00%		1.14%
9/30/17	13.62	0.19	1.87	2.06	(0.18)	(0.26)	(0.44)	15.24	15.29%		1,998	1.12%		1.00%		1.29%
9/30/16	13.72	0.12	1.94	2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%		2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)	(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81	0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	98%	88%	96%	105%	112%	109%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$15.43	$0.14	$1.03	$1.17	$(0.17)	$(2.11)	$(2.28)	$14.32	8.08%		$888	1.28%		1.10%		0.97%
9/30/17	13.81	0.17	1.90	2.07	(0.19)	(0.26)	(0.45)	15.43	15.15%		811	1.22%		1.10%		1.14%
9/30/16	13.81	0.13	1.94	2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%		656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84	0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
Class A
9/30/18	$15.21	$0.10	$1.00	$1.10	$(0.13)	$(2.11)	$(2.24)	$14.07	7.73%		$2,464	1.53%		1.35%		0.73%
9/30/17	13.61	0.13	1.87	2.00	(0.14)	(0.26)	(0.40)	15.21	14.83%		2,178	1.47%		1.35%		0.90%
9/30/16	13.67	0.08	1.93	2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%		1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)	(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81	0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
Class R4
9/30/18	$15.11	$0.13	$0.99	$1.12	$(0.15)	$(2.11)	$(2.26)	$13.97	7.89%		$307	1.43%		1.25%		0.90%
9/30/17	13.54	0.14	1.85	1.99	(0.16)	(0.26)	(0.42)	15.11	14.90%		130	1.37%		1.25%		0.98%
9/30/16	13.65	0.10	1.92	2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%		94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50	0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
9/30/18	$15.06	$0.08	$1.00	$1.08	$(0.13)	$(2.11)	$(2.24)	$13.90	7.66%		$383	1.68%		1.50%		0.57%
9/30/17	13.48	0.12	1.84	1.96	(0.12)	(0.26)	(0.38)	15.06	14.70%		333	1.62%		1.50%		0.80%
9/30/16	13.60	0.07	1.90	1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%		102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)	(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81	0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$18.07	$0.06	$2.07	$2.13	$(0.09)	$(2.00)	$(2.09)	$18.11	12.92%		$51,328	0.89%		0.80%		0.32%
9/30/17	16.19	0.09	2.76	2.85	(0.08)	(0.89)	(0.97)	18.07	17.90%		113,321	0.86%		0.80%		0.55%
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%		122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
9/30/18	$18.08	$0.04	$2.08	$2.12	$(0.08)	$(2.00)	$(2.08)	$18.12	12.80%		$42,389	0.99%		0.90%		0.24%
9/30/17	16.20	0.08	2.75	2.83	(0.06)	(0.89)	(0.95)	18.08	17.76%		43,715	0.96%		0.90%		0.44%
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%		49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	-	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
Service Class
9/30/18	$18.11	$0.02	$2.08	$2.10	$(0.06)	$(2.00)	$(2.06)	$18.15	12.66%		$5,773	1.09%		1.00%		0.14%
9/30/17	16.22	0.06	2.77	2.83	(0.05)	(0.89)	(0.94)	18.11	17.71%		8,940	1.06%		1.00%		0.34%
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%		7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	-	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	24%	21%	26%	18%	22%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$18.00	$(0.00)[d]	$2.07	$2.07	$(0.00)[d]	$(2.00)	$(2.00)	$18.07	12.57%		$5,162	1.19%		1.10%		(0.01%	)
9/30/17	16.15	0.04	2.75	2.79	(0.05)	(0.89)	(0.94)	18.00	17.57%		8,977	1.16%		1.10%		0.26%
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%		4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	-	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
Class A
9/30/18	$17.92	$(0.03)	$2.04	$2.01	$(0.00)[d]	$(2.00)	$(2.00)	$17.93	12.26%		$11,623	1.44%		1.35%		(0.20%	)
9/30/17	16.08	0.00 [d]	2.73	2.73	(0.00)[d]	(0.89)	(0.89)	17.92	17.25%		10,493	1.41%		1.35%		0.01%
9/30/16	14.52	0.00 [d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%		8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	-	(0.00)[d]	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
Class R4
9/30/18	$17.85	$(0.01)	$2.03	$2.02	$(0.04)	$(2.00)	$(2.04)	$17.83	12.37%		$3,350	1.34%		1.25%		(0.08%	)
9/30/17	16.01	0.01	2.73	2.74	(0.01)	(0.89)	(0.90)	17.85	17.42%		2,491	1.31%		1.25%		0.07%
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%		1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
9/30/18	$17.81	$(0.06)	$2.04	$1.98	$-	$(2.00)	$(2.00)	$17.79	12.14%		$1,544	1.59%		1.50%		(0.34%	)
9/30/17	16.00	(0.03)	2.73	2.70	-	(0.89)	(0.89)	17.81	17.14%		1,214	1.56%		1.50%		(0.18%	)
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%		440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.45	$0.06	$0.93	$0.99	$(0.09)	$(2.31)	$(2.40)	$12.04	8.45%		$103,334	0.95%		0.93%		0.47%
9/30/17	11.30	0.09	2.27	2.36	(0.13)	(0.08)	(0.21)	13.45	20.96%		112,070	0.95%		0.93%		0.72%
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%		125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
Class R5
9/30/18	$13.50	$0.04	$0.95	$0.99	$(0.08)	$(2.31)	$(2.39)	$12.10	8.35%		$74,247	1.05%		1.03%		0.37%
9/30/17	11.35	0.08	2.27	2.35	(0.12)	(0.08)	(0.20)	13.50	20.77%		84,951	1.05%		1.03%		0.63%
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%		106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
Service Class
9/30/18	$13.43	$0.03	$0.94	$0.97	$(0.06)	$(2.31)	$(2.37)	$12.03	8.25%		$8,664	1.15%		1.13%		0.27%
9/30/17	11.29	0.06	2.26	2.32	(0.10)	(0.08)	(0.18)	13.43	20.65%		12,810	1.15%		1.13%		0.50%
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%		15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	65%	57%	60%	86%	38%	44%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$13.22	$0.02	$0.92	$0.94	$(0.05)	$(2.31)	$(2.36)	$11.80	8.14%		$14,411	1.25%		1.23%		0.17%
9/30/17	11.12	0.05	2.23	2.28	(0.10)	(0.08)	(0.18)	13.22	20.53%		14,943	1.25%		1.23%		0.41%
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%		16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
Class A
9/30/18	$12.85	$(0.01)	$0.89	$0.88	$(0.02)	$(2.31)	$(2.33)	$11.40	7.84%		$21,061	1.50%		1.48%		(0.08%	)
9/30/17	10.80	0.02	2.17	2.19	(0.06)	(0.08)	(0.14)	12.85	20.31%		23,325	1.50%		1.48%		0.15%
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%		26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
Class R4
9/30/18	$12.73	$0.00 [d]	$0.88	$0.88	$(0.04)	$(2.31)	$(2.35)	$11.26	7.95%		$663	1.40%		1.38%		0.02%
9/30/17	10.74	0.03	2.15	2.18	(0.11)	(0.08)	(0.19)	12.73	20.33%		525	1.40%		1.38%		0.28%
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%		184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
9/30/18	$12.09	$(0.02)	$0.83	$0.81	$(0.02)	$(2.31)	$(2.33)	$10.57	7.76%		$418	1.65%		1.63%		(0.19%	)
9/30/17	10.19	(0.00)[d]	2.05	2.05	(0.07)	(0.08)	(0.15)	12.09	20.14%		180	1.65%		1.63%		(0.03%	)
9/30/16	12.03	0.03	1.13	1.16	-	(3.00)	(3.00)	10.19	12.42%		84	1.64%		1.62%		0.28%
09/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$14.31	$0.21	$1.72	$1.93	$(0.17)	$(0.80)	$(0.97)	$15.27	14.06%		$64,388	0.16%		0.16%	[n]	1.43%
9/30/17	13.56	0.17	2.02	2.19	(0.22)	(1.22)	(1.44)	14.31	17.06%		48,408	0.18%		0.18%	[n]	1.22%
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%		73,807	0.20%		0.20%	[n]	1.49%
09/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
Class R5
9/30/18	$14.26	$0.19	$1.73	$1.92	$(0.16)	$(0.80)	$(0.96)	$15.22	13.99%		$22,023	0.26%		0.26%	[n]	1.31%
9/30/17	13.52	0.15	2.02	2.17	(0.21)	(1.22)	(1.43)	14.26	16.94%		25,668	0.28%		0.28%	[n]	1.13%
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%		21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
Service Class
9/30/18	$14.19	$0.17	$1.72	$1.89	$(0.14)	$(0.80)	$(0.94)	$15.14	13.82%		$27,225	0.41%		0.41%	[n]	1.18%
9/30/17	13.46	0.13	2.01	2.14	(0.19)	(1.22)	(1.41)	14.19	16.78%		25,968	0.43%		0.43%	[n]	0.99%
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%		23,328	0.45%		0.45%	[n]	1.26%
09/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	13%	33%	48%	18%	12%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$14.19	$0.16	$1.70	$1.86	$(0.12)	$(0.80)	$(0.92)	$15.13	13.64%		$66,044	0.51%		0.51%	[n]	1.07%
9/30/17	13.45	0.12	2.01	2.13	(0.17)	(1.22)	(1.39)	14.19	16.73%		60,979	0.53%		0.53%	[n]	0.90%
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%		62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
Class A
9/30/18	$14.14	$0.12	$1.71	$1.83	$(0.08)	$(0.80)	$(0.88)	$15.09	13.42%		$36,885	0.76%		0.76%	[n]	0.83%
9/30/17	13.42	0.09	1.99	2.08	(0.14)	(1.22)	(1.36)	14.14	16.34%		33,142	0.78%		0.78%	[n]	0.65%
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%		42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
Class R4
9/30/18	$14.10	$0.13	$1.70	$1.83	$(0.11)	$(0.80)	$(0.91)	$15.02	13.51%		$137,402	0.66%		0.66%	[n]	0.92%
9/30/17	13.39	0.10	2.00	2.10	(0.17)	(1.22)	(1.39)	14.10	16.52%		130,620	0.68%		0.68%	[n]	0.76%
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%		36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
9/30/18	$14.04	$0.10	$1.69	$1.79	$(0.09)	$(0.80)	$(0.89)	$14.94	13.20%		$153,657	0.91%		0.91%	[n]	0.67%
9/30/17	13.35	0.07	1.98	2.05	(0.14)	(1.22)	(1.36)	14.04	16.22%		144,122	0.93%		0.93%	[n]	0.51%
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%		33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$14.16	$0.17	$1.81	$1.98	$(0.18)	$(1.24)	$(1.42)	$14.72	15.17%		$68,359	0.20%		0.20%	[n]	1.24%
9/30/17	12.57	0.17	2.34	2.51	(0.19)	(0.73)	(0.92)	14.16	20.64%		49,853	0.22%		0.20%		1.28%
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%		127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
Class R5
9/30/18	$14.15	$0.16	$1.81	$1.97	$(0.17)	$(1.24)	$(1.41)	$14.71	15.07%		$22,393	0.30%		0.30%	[n]	1.13%
9/30/17	12.56	0.15	2.35	2.50	(0.18)	(0.73)	(0.91)	14.15	20.57%		16,566	0.32%		0.30%		1.18%
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%		15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
Service Class
9/30/18	$14.04	$0.14	$1.78	$1.92	$(0.14)	$(1.24)	$(1.38)	$14.58	14.86%		$19,285	0.45%		0.45%	[n]	0.98%
9/30/17	12.48	0.13	2.32	2.45	(0.16)	(0.73)	(0.89)	14.04	20.33%		19,390	0.47%		0.45%		1.03%
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%		13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	20%	38%	37%	13%	33%	59%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$14.06	$0.12	$1.80	$1.92	$(0.13)	$(1.24)	$(1.37)	$14.61	14.80%		$53,624	0.55%		0.55%	[n]	0.87%
9/30/17	12.50	0.12	2.32	2.44	(0.15)	(0.73)	(0.88)	14.06	20.16%		52,240	0.57%		0.55%		0.93%
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%		44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
Class A
9/30/18	$13.97	$0.09	$1.79	$1.88	$(0.10)	$(1.24)	$(1.34)	$14.51	14.52%		$29,287	0.80%		0.80%	[n]	0.63%
9/30/17	12.43	0.09	2.30	2.39	(0.12)	(0.73)	(0.85)	13.97	19.85%		23,317	0.82%		0.80%		0.68%
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%		19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
Class R4
9/30/18	$13.94	$0.10	$1.78	$1.88	$(0.12)	$(1.24)	$(1.36)	$14.46	14.60%		$74,670	0.70%		0.70%	[n]	0.73%
9/30/17	12.40	0.10	2.31	2.41	(0.14)	(0.73)	(0.87)	13.94	20.08%		63,118	0.72%		0.70%		0.76%
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%		29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
9/30/18	$13.87	$0.07	$1.77	$1.84	$(0.09)	$(1.24)	$(1.33)	$14.38	14.38%		$70,230	0.95%		0.95%	[n]	0.48%
9/30/17	12.36	0.07	2.29	2.36	(0.12)	(0.73)	(0.85)	13.87	19.73%		57,433	0.97%		0.95%		0.51%
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%		22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

MassMutual Select Mid Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$21.92	$0.01	$3.59	$3.60	$-	$(1.42)	$(1.42)	$24.10	17.21%		$5,436,930	0.71%		N/A	0.06%
9/30/17	19.16	(0.00)[d]	3.64	3.64	(0.03)	(0.85)	(0.88)	21.92	19.83%		3,055,936	0.72%		N/A	0.00%	[e]
9/30/16	18.74	0.01	1.91	1.92	-	(1.50)	(1.50)	19.16	10.74%		1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%	(0.10%	)
Class R5
9/30/18	$21.75	$(0.01)	$3.55	$3.54	$-	$(1.42)	$(1.42)	$23.87	17.06%		$1,517,553	0.81%		N/A	(0.04%	)
9/30/17	19.01	(0.02)	3.62	3.60	(0.01)	(0.85)	(0.86)	21.75	19.76%		1,167,243	0.82%		N/A	(0.11%	)
9/30/16	18.63	(0.00)[d]	1.88	1.88	-	(1.50)	(1.50)	19.01	10.58%		826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%	(0.22%	)
Service Class
9/30/18	$21.30	$(0.03)	$3.46	$3.43	$-	$(1.42)	$(1.42)	$23.31	16.90%		$405,725	0.91%		N/A	(0.14%	)
9/30/17	18.64	(0.04)	3.55	3.51	-	(0.85)	(0.85)	21.30	19.65%		252,898	0.92%		N/A	(0.20%	)
9/30/16	18.30	(0.02)	1.86	1.84	-	(1.50)	(1.50)	18.64	10.55%		234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%	(0.32%	)

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	34%	36%	36%	31%	33%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$20.46	$(0.05)	$3.33	$3.28	$-	$(1.42)	$(1.42)	$22.32	16.85%		$337,284	1.01%		N/A	(0.25%	)
9/30/17	17.96	(0.06)	3.41	3.35	-	(0.85)	(0.85)	20.46	19.49%		339,090	1.02%		N/A	(0.30%	)
9/30/16	17.71	(0.04)	1.79	1.75	-	(1.50)	(1.50)	17.96	10.38%		340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%	(0.47%	)
Class A
9/30/18	$19.10	$(0.10)	$3.09	$2.99	$-	$(1.42)	$(1.42)	$20.67	16.52%		$272,769	1.26%		N/A	(0.50%	)
9/30/17	16.86	(0.10)	3.19	3.09	-	(0.85)	(0.85)	19.10	19.21%		274,719	1.27%		N/A	(0.55%	)
9/30/16	16.75	(0.08)	1.69	1.61	-	(1.50)	(1.50)	16.86	10.12%		297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%	(0.72%	)
Class R4
9/30/18	$19.19	$(0.08)	$3.11	$3.03	$-	$(1.42)	$(1.42)	$20.80	16.65%		$229,517	1.16%		N/A	(0.39%	)
9/30/17	16.92	(0.08)	3.20	3.12	-	(0.85)	(0.85)	19.19	19.33%		125,717	1.17%		N/A	(0.46%	)
9/30/16	16.79	(0.06)	1.69	1.63	-	(1.50)	(1.50)	16.92	10.22%		54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
9/30/18	$17.81	$(0.12)	$2.87	$2.75	$-	$(1.42)	$(1.42)	$19.14	16.36%		$35,471	1.41%		N/A	(0.64%	)
9/30/17	15.80	(0.11)	2.97	2.86	-	(0.85)	(0.85)	17.81	19.04%		27,527	1.42%		N/A	(0.70%	)
9/30/16	15.81	(0.10)	1.59	1.49	-	(1.50)	(1.50)	15.80	9.95%		14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%	(1.02%	)

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$15.74	$(0.03)	$4.24	$4.21	$(0.87)	$-	$(0.87)	$19.08	27.96%		$385,194	0.85%		N/A	(0.15%	)
9/30/17	13.05	(0.01)	2.70	2.69	-	-	-	15.74	20.61%		306,490	0.86%		N/A	(0.05%	)
9/30/16	15.17	(0.00)[d]	1.05	1.05	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%		276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	-	(3.24)	19.02	47.86%		237,249	0.92%		0.85%	(0.23%	)
Class R5
9/30/18	$15.57	$(0.04)	$4.19	$4.15	$(0.87)	$-	$(0.87)	$18.85	27.87%		$142,284	0.95%		N/A	(0.25%	)
9/30/17	12.93	(0.02)	2.66	2.64	-	-	-	15.57	20.42%		119,338	0.96%		N/A	(0.15%	)
9/30/16	15.07	(0.02)	1.05	1.03	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%		119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	-	(3.24)	18.94	47.71%		574,359	1.02%		0.95%	(0.31%	)
Service Class
9/30/18	$14.84	$(0.06)	$3.98	$3.92	$(0.87)	$-	$(0.87)	$17.89	27.69%		$33,978	1.05%		N/A	(0.34%	)
9/30/17	12.33	(0.03)	2.54	2.51	-	-	-	14.84	20.36%		34,017	1.06%		N/A	(0.25%	)
9/30/16	14.53	(0.03)	1.00	0.97	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%		36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	-	(3.24)	18.43	47.46%		77,163	1.16%		1.09%	(0.46%	)

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	85%	86%	85%	82%	76%	97%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$14.05	$(0.07)	$3.76	$3.69	$(0.87)	$-	$(0.87)	$16.87	27.60%		$35,642	1.15%		N/A	(0.45%	)
9/30/17	11.69	(0.04)	2.40	2.36	-	-	-	14.05	20.19%		30,295	1.16%		N/A	(0.35%	)
9/30/16	13.95	(0.04)	0.95	0.91	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%		29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	-	(3.24)	17.87	47.25%		42,628	1.31%		1.24%	(0.60%	)
Class A
9/30/18	$12.72	$(0.09)	$3.38	$3.29	$(0.87)	$-	$(0.87)	$15.14	27.33%		$43,682	1.40%		N/A	(0.70%	)
9/30/17	10.61	(0.07)	2.18	2.11	-	-	-	12.72	19.89%		35,240	1.41%		N/A	(0.60%	)
9/30/16	12.97	(0.06)	0.87	0.81	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%		40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	-	(3.24)	16.96	46.94%		71,667	1.56%		1.49%	(0.86%	)
Class R4
9/30/18	$12.78	$(0.08)	$3.40	$3.32	$(0.87)	$-	$(0.87)	$15.23	27.44%		$13,972	1.30%		N/A	(0.60%	)
9/30/17	10.65	(0.06)	2.19	2.13	-	-	-	12.78	20.00%		5,081	1.31%		N/A	(0.50%	)
9/30/16	13.00	(0.05)	0.87	0.82	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%		1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
9/30/18	$11.46	$(0.10)	$3.02	$2.92	$(0.87)	$-	$(0.87)	$13.51	27.10%		$2,622	1.55%		N/A	(0.85%	)
9/30/17	9.57	(0.08)	1.97	1.89	-	-	-	11.46	19.75%		2,199	1.56%		N/A	(0.75%	)
9/30/16	12.02	(0.06)	0.78	0.72	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%		1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	-	(3.24)	16.04	46.43%		571	1.86%		1.79%	(1.16%	)

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.40	$0.38	$(0.05)	$0.33	$(0.43)	$(0.18)	$(0.61)	$13.12	2.49%		$46,834	0.32%		0.25%		2.82%
9/30/17	12.10	0.32	1.80	2.12	(0.61)	(0.21)	(0.82)	13.40	18.96%		39,255	0.31%		0.25%		2.72%
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%		93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
Class R5
9/30/18	$13.39	$0.36	$(0.04)	$0.32	$(0.42)	$(0.18)	$(0.60)	$13.11	2.38%		$12,947	0.42%		0.35%		2.69%
9/30/17	12.09	0.26	1.85	2.11	(0.60)	(0.21)	(0.81)	13.39	18.87%		13,724	0.41%		0.35%		2.13%
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%		32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
Service Class
9/30/18	$13.33	$0.31	$(0.01)	$0.30	$(0.40)	$(0.18)	$(0.58)	$13.05	2.26%		$27,218	0.57%		0.50%		2.31%
9/30/17	12.05	0.32	1.75	2.07	(0.58)	(0.21)	(0.79)	13.33	18.58%		25,208	0.56%		0.50%		2.62%
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%		16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	15%	35%	26%	6%	28%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$13.31	$0.31	$(0.03)	$0.28	$(0.38)	$(0.18)	$(0.56)	$13.03	2.15%		$38,753	0.67%		0.60%		2.31%
9/30/17	12.03	0.29	1.77	2.06	(0.57)	(0.21)	(0.78)	13.31	18.48%		43,896	0.66%		0.60%		2.39%
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%		39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
Class A
9/30/18	$13.27	$0.28	$(0.03)	$0.25	$(0.36)	$(0.18)	$(0.54)	$12.98	1.87%		$22,344	0.92%		0.85%		2.15%
9/30/17	12.00	0.26	1.76	2.02	(0.54)	(0.21)	(0.75)	13.27	18.16%		18,255	0.91%		0.85%		2.17%
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%		13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
Class R4
9/30/18	$13.21	$0.30	$(0.04)	$0.26	$(0.37)	$(0.18)	$(0.55)	$12.92	1.95%		$48,486	0.82%		0.75%		2.25%
9/30/17	11.96	0.29	1.74	2.03	(0.57)	(0.21)	(0.78)	13.21	18.31%		45,031	0.81%		0.75%		2.39%
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%		25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
9/30/18	$13.17	$0.26	$(0.04)	$0.22	$(0.34)	$(0.18)	$(0.52)	$12.87	1.69%		$45,563	1.07%		1.00%		2.01%
9/30/17	11.93	0.25	1.75	2.00	(0.55)	(0.21)	(0.76)	13.17	18.05%		40,921	1.06%		1.00%		2.06%
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%		24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$9.61	$0.16	$(0.16)	$0.00 [d]	$(0.19)	$(0.19)	$9.42	(0.02%	)	$362,074	0.92%		N/A	1.68%
9/30/17	7.88	0.15	1.76	1.91	(0.18)	(0.18)	9.61	24.71%		318,534	0.93%		N/A	1.70%
9/30/16	7.68	0.14	0.19	0.33	(0.13)	(0.13)	7.88	4.28%		328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%	1.76%
Class R5
9/30/18	$9.64	$0.15	$(0.16)	$(0.01)	$(0.18)	$(0.18)	$9.45	(0.11%	)	$134,803	1.02%		N/A	1.54%
9/30/17	7.90	0.13	1.78	1.91	(0.17)	(0.17)	9.64	24.64%		154,039	1.03%		N/A	1.52%
9/30/16	7.70	0.13	0.19	0.32	(0.12)	(0.12)	7.90	4.15%		138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%	1.41%
Service Class
9/30/18	$9.58	$0.14	$(0.16)	$(0.02)	$(0.17)	$(0.17)	$9.39	(0.22%	)	$39,149	1.12%		N/A	1.45%
9/30/17	7.86	0.11	1.77	1.88	(0.16)	(0.16)	9.58	24.39%		45,240	1.13%		N/A	1.26%
9/30/16	7.66	0.12	0.19	0.31	(0.11)	(0.11)	7.86	4.07%		69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%	1.41%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	46%	29%	38%	39%	42%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$9.65	$0.13	$(0.16)	$(0.03)	$(0.16)	$(0.16)	$9.46	(0.33%	)	$31,199	1.22%		N/A	1.31%
9/30/17	7.92	0.12	1.76	1.88	(0.15)	(0.15)	9.65	24.22%		40,543	1.23%		N/A	1.40%
9/30/16	7.72	0.12	0.18	0.30	(0.10)	(0.10)	7.92	3.93%		37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%	1.35%
Class A
9/30/18	$9.44	$0.11	$(0.16)	$(0.05)	$(0.14)	$(0.14)	$9.25	(0.60%	)	$41,179	1.47%		N/A	1.11%
9/30/17	7.75	0.09	1.73	1.82	(0.13)	(0.13)	9.44	23.89%		49,218	1.48%		N/A	1.09%
9/30/16	7.55	0.10	0.18	0.28	(0.08)	(0.08)	7.75	3.73%		58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%	1.08%
Class R4
9/30/18	$9.30	$0.12	$(0.16)	$(0.04)	$(0.16)	$(0.16)	$9.10	(0.48%	)	$12,903	1.37%		N/A	1.23%
9/30/17	7.64	0.10	1.70	1.80	(0.14)	(0.14)	9.30	24.05%		7,779	1.38%		N/A	1.26%
9/30/16	7.47	0.12	0.16	0.28	(0.11)	(0.11)	7.64	3.79%		6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
9/30/18	$9.37	$0.10	$(0.17)	$(0.07)	$(0.13)	$(0.13)	$9.17	(0.75%	)	$3,947	1.62%		N/A	1.08%
9/30/17	7.70	0.08	1.72	1.80	(0.13)	(0.13)	9.37	23.73%		3,267	1.63%		N/A	1.00%
9/30/16	7.52	0.09	0.18	0.27	(0.09)	(0.09)	7.70	3.63%		1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%	0.79%

MassMutual Select T. Rowe Price International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.19	$(0.49)	$(0.30)	$-	$-	$-	$9.70	(3.00%	)[b]	$809,616	0.89%	[a]	0.67%	[a]	3.03%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	24%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Equity Opportunities Fund (“Equity Opportunities Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On

Notes to Financial Statements (Continued)

holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Notes to Financial Statements (Continued)

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2018. For the Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2018, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Bank Loans	$-	$2,351,372	$-	$2,351,372
Corporate Debt	-	255,008,667	-	255,008,667
Municipal Obligations	-	14,979,429	-	14,979,429
Non-U.S. Government Agency Obligations	-	115,118,382	-	115,118,382
U.S. Government Agency Obligations and Instrumentalities	-	270,681,405	-	270,681,405
U.S. Treasury Obligations	-	194,994,978	-	194,994,978
Short-Term Investments	-	76,777,239	-	76,777,239

Total Investments	$-	$929,911,472	$-	$929,911,472

Asset Derivatives
Forward Contracts	$-	$467,849	$-	$467,849
Futures Contracts	117,676	-	-	117,676

Total	$117,676	$467,849	$-	$585,525

Liability Derivatives
Futures Contracts	$(1,055,466)	$-	$-	$(1,055,466)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Strategic Bond Fund
Asset Investments
Preferred Stock	$124,853	$-	$-		$124,853
Bank Loans	-	17,149,161	-		17,149,161
Corporate Debt	-	169,441,710	-		169,441,710
Municipal Obligations	-	186,728	-		186,728
Non-U.S. Government Agency Obligations	-	68,888,179	673,438	**	69,561,617
Sovereign Debt Obligations	-	36,752,425	-		36,752,425
U.S. Government Agency Obligations and Instrumentalities	-	166,677,899	-		166,677,899
U.S. Treasury Obligations	-	146,790,405	-		146,790,405
Purchased Options	897,125	134,299	-		1,031,424
Short-Term Investments	-	77,746,751	-		77,746,751

Total Investments	$1,021,978	$683,767,557	$673,438		$685,462,973

Asset Derivatives
Forward Contracts	$-	$639,255	$-		$639,255
Futures Contracts	887,713	-	-		887,713
Swap Agreements	-	760,961	-		760,961

Total	$887,713	$1,400,216	$-		$2,287,929

Liability Derivatives
Forward Contracts	$-	$(1,844,170)	$-		$(1,844,170)
Futures Contracts	(1,753,814)	-	-		(1,753,814)
Swap Agreements	-	(2,229,932)	-		(2,229,932)
Written Options	(848,941)	(31,160)	-		(880,101)

Total	$(2,602,755)	$(4,105,262)	$-		$(6,708,017)

Diversified Value Fund
Asset Investments
Common Stock	$406,399,140	$7,353,827 *	$-		$413,752,967
Preferred Stock	4,008,266	218,694	-		4,226,960
Rights	-	-	-	+**	-
Mutual Funds	2,937,584	-	-		2,937,584
Short-Term Investments	1,016	4,415,328	-		4,416,344

Total Investments	$413,346,006	$11,987,849	$-		$425,333,855

Fundamental Value Fund
Asset Investments
Common Stock	$1,136,972,906	$16,406,663 *	$-		$1,153,379,569
Short-Term Investments	-	29,604,036	-		29,604,036

Total Investments	$1,136,972,906	$46,010,699	$-		$1,182,983,605

S&P 500 Index Fund
Asset Investments
Common Stock	$3,346,612,169	$-	$-		$3,346,612,169
Short-Term Investments	-	73,932,474	-		73,932,474

Total Investments	$3,346,612,169	$73,932,474	$-		$3,420,544,643

Asset Derivatives
Futures Contracts	$393,183	$-	$-		$393,183

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Equity Opportunities Fund
Asset Investments
Common Stock	$627,697,496	$29,183,443	*	$-		$656,880,939
Preferred Stock	5,615,969	284,839		-		5,900,808
Short-Term Investments	1,020	13,899,654		-		13,900,674

Total Investments	$633,314,485	$43,367,936		$-		$676,682,421

Fundamental Growth Fund
Asset Investments
Common Stock	$144,647,362	$624,421	*	$-		$145,271,783
Mutual Funds	2,047,758	-		-		2,047,758
Short-Term Investments	-	166,599		-		166,599

Total Investments	$146,695,120	$791,020		$-		$147,486,140

Blue Chip Growth Fund
Asset Investments
Common Stock	$3,010,149,141	$64,773,854	*	$-		$3,074,922,995
Preferred Stock	-	-		3,358,253	**	3,358,253
Short-Term Investments	1,041	8,704,570		-		8,705,611

Total Investments	$3,010,150,182	$73,478,424		$3,358,253		$3,086,986,859

Mid-Cap Value Fund
Asset Investments
Common Stock	$86,098,872	$4,313,636	*	$-		$90,412,508
Mutual Funds	2,657,345	-		-		2,657,345
Short-Term Investments	-	2,381,957		-		2,381,957

Total Investments	$88,756,217	$6,695,593		$-		$95,451,810

Asset Derivatives
Forward Contracts	$-	$38,635		$-		$38,635

Liability Derivatives
Forward Contracts	$-	$(3,034)		$-		$(3,034)

Small Cap Value Equity Fund
Asset Investments
Common Stock	$113,886,890	$2,535,871	*	$-	+**	$116,422,761
Short-Term Investments	-	4,378,868		-		4,378,868

Total Investments	$113,886,890	$6,914,739		$-		$120,801,629

Small Company Value Fund
Asset Investments
Common Stock	$217,189,382	$114,169		$-	+**	$217,303,551
Warrants	32,955	-		-		32,955
Mutual Funds	6,961,748	-		-		6,961,748
Short-Term Investments	1,024	5,687,045		-		5,688,069

Total Investments	$224,185,109	$5,801,214		$-		$229,986,323

Liability Derivatives
Futures Contracts	$(18,664)	$-		$-		$(18,664)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
S&P Mid Cap Index Fund
Asset Investments
Common Stock	$500,747,798	$-	$-		$500,747,798
Mutual Funds	15,493,613	-	-		15,493,613
Short-Term Investments	-	8,533,974	-		8,533,974

Total Investments	$516,241,411	$8,533,974	$-		$524,775,385

Liability Derivatives
Futures Contracts	$(115,643)	$-	$-		$(115,643)

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$335,124,845	$-	$-	+**	$335,124,845
Rights	-	-	18,111	**	18,111
Mutual Funds	27,802,702	-	-		27,802,702
Short-Term Investments	-	4,974,415	-		4,974,415

Total Investments	$362,927,547	$4,974,415	$18,111		$367,920,073

Liability Derivatives
Futures Contracts	$(51,243)	$-	$-		$(51,243)

Mid Cap Growth Fund
Asset Investments
Common Stock	$7,804,481,225	$-	$10,301,892	**	$7,814,783,117
Preferred Stock	-	-	22,380,518	**	22,380,518
Mutual Funds	230,286,247	-	-		230,286,247
Short-Term Investments	215,921,572	192,505,272	-		408,426,844

Total Investments	$8,250,689,044	$192,505,272	$32,682,410		$8,475,876,726

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$638,595,098	$-	$859,027	**	$639,454,125
Preferred Stock	-	1,689,780	1,299,472	**	2,989,252
Mutual Funds	37,837,386	-	-		37,837,386
Short-Term Investments	-	16,692,901	-		16,692,901

Total Investments	$676,432,484	$18,382,681	$2,158,499		$696,973,664

MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$-	$15,799,407	$-		$15,799,407
Austria	-	566,935	-		566,935
Belgium	-	2,421,643	-		2,421,643
Bermuda	-	811,738	-		811,738
Cayman Islands	89,803	1,409,898	-		1,499,701
Denmark	-	3,995,470	-		3,995,470
Finland	-	2,530,009	-		2,530,009
France	260,447	24,413,907	-		24,674,354
Germany	48,357	20,979,559	-		21,027,916
Hong Kong	-	6,060,988	-		6,060,988
Ireland	-	1,456,327	-		1,456,327

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MSCI EAFE International Index Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Israel	$592,829	$708,410	$-		$1,301,239
Italy	-	4,359,935	-		4,359,935
Japan	-	58,426,823	-		58,426,823
Luxembourg	-	809,567	-		809,567
Mauritius	-	21,470	-		21,470
Netherlands	1,010,120	9,207,692	-		10,217,812
New Zealand	-	517,378	-		517,378
Norway	-	1,864,308	-		1,864,308
Papua New Guinea	-	149,119	-		149,119
Portugal	-	383,206	-	+**	383,206
Singapore	-	2,991,641	-		2,991,641
Spain	-	6,999,252	-		6,999,252
Sweden	-	6,428,010	-		6,428,010
Switzerland	-	19,685,055	-		19,685,055
United Kingdom	166,420	41,233,593	-		41,400,013
Preferred Stock*
Germany	-	1,311,388	-		1,311,388
Italy	-	53,166	-		53,166
Mutual Funds	3,895,189	-	-		3,895,189
Rights	314	-	-		314
Short-Term Investments	-	2,827,877	-		2,827,877

Total Investments	$6,063,479	$238,423,771	$-		$244,487,250

Asset Derivatives
Forward Contracts	$-	$4,066	$-		$4,066
Futures Contracts	197,233	-	-		197,233

Total	$197,233	$4,066	$-		$201,299

Liability Derivatives
Forward Contracts	$-	$(30,394)	$-		$(30,394)

Overseas Fund
Asset Investments
Common Stock*
Australia	$-	$9,071,666	$-		$9,071,666
Belgium	-	5,030,387	-		5,030,387
Brazil	2,285,800	-	-		2,285,800
Canada	18,384,669	-	-		18,384,669
Cayman Islands	5,656,658	-	-		5,656,658
Denmark	-	9,173,423	-		9,173,423
France	-	85,867,313	-		85,867,313
Germany	-	80,931,929	-		80,931,929
Hong Kong	-	11,139,819	-		11,139,819
India	-	13,864,332	-		13,864,332
Indonesia	-	3,641,501	-		3,641,501
Ireland	7,821,624	-	-		7,821,624
Israel	5,390,933	-	-		5,390,933
Italy	-	18,414,623	-		18,414,623
Japan	-	65,990,625	-		65,990,625

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Mexico	$2,740,830	$-	$-	$2,740,830
Netherlands	-	36,558,331	-	36,558,331
Republic of Korea	-	2,871,029	-	2,871,029
Singapore	-	5,036,081	-	5,036,081
South Africa	-	7,230,454	-	7,230,454
Spain	-	7,346,519	-	7,346,519
Sweden	-	20,011,061	-	20,011,061
Switzerland	-	70,813,611	-	70,813,611
Taiwan	5,866,259	3,953,302	-	9,819,561
United Kingdom	11,294,526	101,563,549	-	112,858,075
United States	5,481,689	-	-	5,481,689
Mutual Funds	9,286,256	-	-	9,286,256
Short-Term Investments	-	22,840,792	-	22,840,792

Total Investments	$74,209,244	$581,350,347	$-	$655,559,591

Asset Derivatives
Forward Contracts	$-	$45,608	$-	$45,608

MM Select T. Rowe Price International Equity Fund
Asset Investments
Common Stock*
Argentina	$185,454	$-	$-	$185,454
Australia	-	27,759,155	-	27,759,155
Austria	-	8,490,297	-	8,490,297
Belgium	-	4,286,735	-	4,286,735
Bermuda	3,891,738	4,712,057	-	8,603,795
Brazil	9,291,834	-	-	9,291,834
British Virgin Islands	-	630,083	-	630,083
Canada	27,131,110	-	-	27,131,110
Cayman Islands	20,815,071	22,746,683	-	43,561,754
Chile	2,085,129	-	-	2,085,129
China	-	14,478,919	-	14,478,919
Colombia	367,863	-	-	367,863
Denmark	-	4,149,191	-	4,149,191
Finland	-	3,902,218	-	3,902,218
France	835,475	58,159,732	-	58,995,207
Germany	-	58,715,158	-	58,715,158
Hong Kong	-	18,514,387	-	18,514,387
Hungary	-	734,643	-	734,643
India	10,025,258	3,574,921	-	13,600,179
Indonesia	-	5,749,454	-	5,749,454
Ireland	3,038,614	1,571,338	-	4,609,952
Italy	-	15,042,152	-	15,042,152
Japan	-	134,661,021	-	134,661,021
Luxembourg	1,186,571	806,163	-	1,992,734
Mexico	3,552,681	-	-	3,552,681
Netherlands	4,649,148	21,042,668	-	25,691,816
Norway	-	6,991,009	-	6,991,009

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Philippines	$-	$3,197,729	$-	$3,197,729
Portugal	-	1,465,981	-	1,465,981
Republic of Korea	1,665,710	25,805,802	-	27,471,512
Russia	-	3,153,490	-	3,153,490
Singapore	-	6,949,743	-	6,949,743
South Africa	-	12,655,243	-	12,655,243
Spain	1,712,549	12,668,270	-	14,380,819
Sweden	-	16,979,103	-	16,979,103
Switzerland	-	48,182,471	-	48,182,471
Taiwan	11,797,476	11,643,424	-	23,440,900
Thailand	3,893,276	-	-	3,893,276
Turkey	-	491,605	-	491,605
United Arab Emirates	-	5,320,584	-	5,320,584
United Kingdom	22,343,838	84,010,633	-	106,354,471
United States	10,556,812	1,548,754	-	12,105,566
Preferred Stock*
Brazil	4,583,492	-	-	4,583,492
Italy	-	611,718	-	611,718
Republic of Korea	-	1,096,126	-	1,096,126
Short-Term Investments	7,974,005	1,885,994	-	9,859,999

Total Investments	$151,583,104	$654,384,654	$-	$805,967,758

Asset Derivatives
Forward Contracts	$-	$24,520	$-	$24,520

Liability Derivatives
Written Options	$-	$(9,520)	$-	$(9,520)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.

+	Represents a security at $0 value as of September 30, 2018.

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2018.

Statements of Assets and Liabilities locations	Total Return Bond Fund	Strategic Bond Fund	MSCI EAFE International Index Fund

Receivables from:
Investments sold on a when-issued basis	X	X
Collateral pledged for open futures and option contracts		X
Collateral pledged for open futures contracts			X
Collateral pledged for open swap agreements		X
Collateral pledged for other open derivative instruments		X

Payables for:
Investments purchased on a when-issued basis	X	X
Due to custodian	X

Notes to Financial Statements (Continued)

Statements of Assets and Liabilities locations	Fundamental Growth Fund	Small Company Value Fund	S&P Mid Cap Index Fund

Payables for:
Securities on loan	X	X	X

Statements of Assets and Liabilities locations	Russell 2000 Small Cap Index Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	MSCI EAFE International Index Fund	Overseas Fund

Payables for:
Securities on loan	X	X	X	X	X

The Funds, with the exception of the Strategic Bond Fund, had no transfers between Levels of the fair value hierarchy during the year ended September 30, 2018. The Strategic Bond Fund had transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2018; however, none of the transfers individually or collectively had a material impact on the Funds. The Funds recognize transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2018, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund	MM Select T. Rowe Price International Equity Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A		A
Directional Exposures to Currencies	M	A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	M	A	A

Interest Rate Swaps***
Hedging/Risk Management		A
Duration Management		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund	MM Select T. Rowe Price International Equity Fund
Credit Default Swaps (Protection Seller)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M

Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M
Directional Investment		M

Options (Written)
Hedging/Risk Management		A		M
Duration/Credit Quality Management		A
Income		M		A
Substitution for Direct Investment		M		A
Directional Investment		M

Type of Derivative and Objective for Use	Mid-Cap Value Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A					A
Directional Exposures to Currencies					A

Futures Contracts**
Hedging/Risk Management		A
Substitution for Direct Investment		A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2018, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$467,849	$-	$467,849
Futures Contracts^^	-	-	-	117,676	117,676

Total Value	$-	$-	$467,849	$117,676	$585,525

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund (Continued)
Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(1,055,466)	$(1,055,466)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(617,109)	$-	$(617,109)
Futures Contracts	-	-	-	(2,930,210)	(2,930,209)

Total Realized Gain (Loss)	$-	$-	$(617,109)	$(2,930,210)	$(3,547,318)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$215,385	$-	$215,385
Futures Contracts	-	-	-	(516,314)	(516,314)

Total Change in Appreciation (Depreciation)	$-	$-	$215,385	$(516,314)	$(300,929)

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$134,299	$-	$134,299
Purchased Options*,^^^	-	-	-	897,125	897,125
Forward Contracts*	-	-	639,255	-	639,255
Futures Contracts^^	-	-	649	887,064	887,713
Swap Agreements*	-	-	-	107,331	107,331
Swap Agreements^^,^^^	619,384	-	-	34,246	653,630

Total Value	$619,384	$-	$774,203	$1,925,766	$3,319,353

Liability Derivatives
Forward Contracts^	$-	$-	$(1,844,170)	$-	$(1,844,170)
Futures Contracts^^	-	-	-	(1,753,814)	(1,753,814)
Swap Agreements^	(313,490)	-	-	-	(313,490)
Swap Agreements^^,^^^	(623,991)	-	-	(1,292,451)	(1,916,442)
Written Options^	-	-	(31,160)	-	(31,160)
Written Options^,^^^	-	-	-	(848,941)	(848,941)

Total Value	$(937,481)	$-	$(1,875,330)	$(3,895,206)	$(6,708,017)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(428,662)	$(2,827,564)	$(3,256,226)
Forward Contracts	-	-	(395,550)	-	(395,550)
Futures Contracts	-	-	37,866	(7,983,778)	(7,945,912)
Swap Agreements	16,120	-	-	2,897,506	2,913,626
Written Options	-	-	314,917	2,866,433	3,181,350

Total Realized Gain (Loss)	$16,120	$-	$(471,429)	$(5,047,403)	$(5,502,712)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(53,004)	$(91,333)	$(144,337)
Forward Contracts	-	-	(1,318,771)	-	(1,318,771)
Futures Contracts	-	-	(6,311)	188,624	182,313
Swap Agreements	10,499	-	-	(1,994,300)	(1,983,801)
Written Options	-	-	6,512	(29,316)	(22,804)

Total Change in Appreciation (Depreciation)	$10,499	$-	$(1,371,574)	$(1,926,325)	$(3,287,400)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$393,183	$-	$-	$393,183

Realized Gain (Loss)#
Futures Contracts	$-	$4,318,786	$-	$-	$4,318,786

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$192,472	$-	$-	$192,472

Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$38,635	$-	$38,635

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(3,034)	$-	$(3,034)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$89,984	$-	$89,984

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$21,353	$-	$21,353

Small Company Value Fund
Liability Derivatives
Futures Contracts^^	$-	$(18,664)	$-	$-	$(18,664)

Realized Gain (Loss)#
Futures Contracts	$-	$272,563	$-	$-	$272,563

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(105,722)	$-	$-	$(105,722)

S&P Mid Cap Index Fund
Liability Derivatives
Future Contracts^^	$-	$(115,643)	$-	$-	$(115,643)

Realized Gain (Loss)#
Futures Contracts	$-	$731,079	$-	$-	$731,079

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(227,821)	$-	$-	$(227,821)

Russell 2000 Small Cap Index Fund
Liability Derivatives
Futures Contracts^^	$-	$(51,243)	$-	$-	$(51,243)

Realized Gain (Loss)#
Futures Contracts	$-	$1,301,969	$-	$-	$1,301,969

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(280,174)	$-	$-	$(280,174)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$4,066	$-	$4,066
Futures Contracts^^	-	197,233	-	-	197,233

Total Value	$-	$197,233	$4,066	$-	$201,299

Liability Derivatives
Forward Contracts^	$-	$-	$(30,394)	$-	$(30,394)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(166,601)	$-	$(166,601)
Futures Contracts	-	284,702	-	(17)	284,685

Total Realized Gain (Loss)	$-	$284,702	$(166,601)	$(17)	$118,084

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$21,343	$-	$21,343
Futures Contracts	-	58,012	-	-	58,012

Total Change in Appreciation (Depreciation)	$-	$58,012	$21,343	$-	$79,355

Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$-	$45,608	$-	$45,608

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(87,137)	$-	$(87,137)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$213,216	$-	$213,216

MM Select T. Rowe Price International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$-	$24,520	$-	$24,520

Liability Derivatives
Written Options^	$-	$(9,520)	$-	$-	$(9,520)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$128,928	$-	$128,928
Written Options	-	31,345	-	-	31,345

Total Realized Gain (Loss)	$-	$31,345	$128,928	$-	$160,273

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$24,520	$-	$24,520
Written Options	-	5,117	-	-	5,117

Total Change in Appreciation (Depreciation)	$-	$5,117	$24,520	$-	$29,637

Notes to Financial Statements (Continued)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents purchased options, forward contracts, centrally cleared swaps, or exchange-traded written options, which are not subject to a master netting agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

The MM Select T. Rowe Price International Equity Fund had no realized gain (loss) on purchased options during the period ended September 30, 2018.

For the year ended September 30, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Total Return Bond Fund	1,091	$21,792,533	$-	-	$-	-	$-
Strategic Bond Fund	3,940	68,208,358	507,592,050	14,213,767	10,800,000	11,827,283	10,800,000
S&P 500 Index Fund	296	-	-	-	-	-	-
Mid-Cap Value Fund	-	3,243,394	-	-	-	-	-
Small Company Value Fund	17	-	-	-	-	-	-
S&P Mid Cap Index Fund	38	-	-	-	-	-	-
Russell 2000 Small Cap Index Fund	78	-	-	-	-	-	-
MSCI EAFE International Index Fund	87	5,115,852	-	-	-	-	-
Overseas Fund	-	13,287,375	-	-	-	-	-
MM Select T. Rowe Price International Equity Fund	-	2,222,862	-	-	-	70	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions, and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2018.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2018.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Goldman Sachs International	$467,849	$-	$-	$467,849

Strategic Bond Fund
Bank of America N.A.	$13,903	$-	$-	$13,903
Barclays Bank PLC	328,094	(328,094)	-	-
Citibank N.A.	538,888	(538,888)	-	-

	$880,885	$(866,982)	$-	$13,903

MSCI EAFE International Index Fund
Bank of New York Mellon	$117	$(117)	$-	$-
BNP Paribas SA	668	(668)	-	-
Goldman Sachs & Co.	3,281	(3,281)	-	-

	$4,066	$(4,066)	$-	$-

Overseas Fund
State Street Bank and Trust Co.	$45,608	$-	$-	$45,608

MM Select T. Rowe Price International Equity Fund
Bank of America N.A.	$24,520	$-	$-	$24,520

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2018.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Strategic Bond Fund
Barclays Bank PLC	$(878,584)	$328,094	$550,490	$-
Citibank N.A.	(1,310,236)	538,888	560,000	(211,348)

	$(2,188,820)	$866,982	$1,110,490	$(211,348)

MSCI EAFE International Index Fund
Bank of New York Mellon	$(836)	$117	$-	$(719)
BNP Paribas SA	(5,097)	668	-	(4,429)
Citibank N.A.	(2,319)	-	-	(2,319)
Goldman Sachs & Co.	(22,065)	3,281	-	(18,784)
Morgan Stanley & Co. LLC	(77)	-	-	(77)

	$(30,394)	$4,066	$-	$(26,328)

MM Select T. Rowe Price International Equity Fund
Goldman Sachs International	$(7,582)	$-	$-	$(7,582)
JP Morgan Chase Bank N.A.	(1,938)	-	-	(1,938)

	$(9,520)	$-	$-	$(9,520)

Notes to Financial Statements (Continued)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2018, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency futures contracts and foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies or currency futures contracts. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency or currency futures contract, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of futures contracts and options, respectively, see “Futures Contracts” and “Options, Rights, and Warrants” below.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use of futures contracts in connection with currency risk).

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the

Notes to Financial Statements (Continued)

extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement

Notes to Financial Statements (Continued)

of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the contract.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower

Notes to Financial Statements (Continued)

and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2018, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund

Notes to Financial Statements (Continued)

may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2018, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2018.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended September 30, 2018, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Fundamental Growth Fund	$8,870	$1,780	$7,090
Growth Opportunities Fund	58,381	11,022	47,359
Small Company Value Fund	96,887	15,439	81,448
S&P Mid Cap Index Fund	177,191	28,381	148,810
Russell 2000 Small Cap Index Fund	623,513	99,180	524,333

Notes to Financial Statements (Continued)

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Mid Cap Growth Fund	$951,937	$186,076	$765,861
Small Cap Growth Equity Fund	514,626	82,083	432,543
MSCI EAFE International Index Fund	81,292	12,807	68,485
Overseas Fund	229,576	36,641	192,935

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the MSCI EAFE International Index Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater

Notes to Financial Statements (Continued)

risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management,
	0.475% on any excess over $400 million	LLC; and T. Rowe Price Associates, Inc.

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Fundamental Value Fund*	0.60% on the first $1.25 billion;	Wellington Management Company LLP;
	0.575% on the next $250 million; and	and Barrow, Hanley, Mewhinney & Strauss, LLC
0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP
0.60% on any excess over $300 million
Blue Chip Growth Fund	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.; and
	0.60% on any excess over $750 million	Loomis, Sayles & Company, L.P.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund**	0.70% on the first $300 million; and	American Century Investment Management, Inc.
0.65% on any excess over $300 million
Small Cap Value Equity Fund	0.75% on the first $300 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC;
	0.70% on any excess over $300 million	and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	Invesco Advisers, Inc.;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Wellington Management Company LLP
0.78% on any excess over $1 billion
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund***	0.80% on the first $750 million;	Harris Associates L.P.; and
	0.775% on the next $500 million; and	Massachusetts Financial Services Company
0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund	0.69%	T. Rowe Price Associates, Inc.

*	Effective October 12, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC was added as a co-subadviser to the Fund.
**	Effective June 19, 2018, Systematic Financial Management, L.P. was removed as co-subadviser to the Fund.
***	Effective December 12, 2017, J.P. Morgan Investment Management Inc. was removed as co-subadviser to the Fund.

MML Advisers has entered into an investment subadvisory agreement with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OppenheimerFunds, Inc., a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Growth Equity Fund. This agreement provides that OFI Global Institutional manage the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon the Small Cap Growth Equity Fund’s average daily net assets, at the following annual rate:

Small Cap Growth Equity Fund	0.55% of the first $50 million;
0.45% of the next $50 million; and
0.40% of any excess over $100 million

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or

Notes to Financial Statements (Continued)

unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2019.

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I
MM Select T. Rowe Price International Equity Fund**	0.67%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
**	Expense cap in effect through January 31, 2020.

MML Advisers has agreed to voluntarily waive 0.02% of the advisory fee for each class of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2018, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$4,259
Fundamental Value Fund	3,133
Equity Opportunities Fund	8
Fundamental Growth Fund	98
Blue Chip Growth Fund	21,029
Growth Opportunities Fund	17,344
Mid-Cap Value Fund	5,087
Small Cap Value Equity Fund	9,230
Small Company Value Fund	29,791
Mid Cap Growth Fund	137,981
Small Cap Growth Equity Fund	3,013
Overseas Fund	10

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2018:

Total % Ownership by Related Party
Total Return Bond Fund	99.6%
Strategic Bond Fund	98.7%
Diversified Value Fund	98.5%
Fundamental Value Fund	98.7%
S&P 500 Index Fund	99.3%
Equity Opportunities Fund	97.2%
Fundamental Growth Fund	98.6%
Blue Chip Growth Fund	84.4%
Growth Opportunities Fund	98.9%
Mid-Cap Value Fund	92.9%
Small Cap Value Equity Fund	98.1%
Small Company Value Fund	97.7%
S&P Mid Cap Index Fund	99.4%
Russell 2000 Small Cap Index Fund	98.6%
Mid Cap Growth Fund	33.2%
Small Cap Growth Equity Fund	97.8%
MSCI EAFE International Index Fund	99.2%
Overseas Fund	98.4%
MM Select T. Rowe Price International Equity Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments, and subscriptions in-kind) for the year ended September 30, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$1,945,103,545	$187,072,415	$2,005,897,673	$192,952,019
Strategic Bond Fund	1,529,882,015	176,103,454	1,504,960,908	85,362,065
Diversified Value Fund	-	284,247,978	-	314,706,952
Fundamental Value Fund	-	550,885,068	-	710,233,182
S&P 500 Index Fund	-	96,754,739	-	746,920,218
Equity Opportunities Fund	-	231,953,640	-	355,632,845

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Fundamental Growth Fund	$-	$72,469,431	$-	$101,513,332
Blue Chip Growth Fund	-	820,938,710	-	442,292,273
Growth Opportunities Fund	-	210,011,518	-	461,142,781
Mid-Cap Value Fund	-	89,420,105	-	99,355,523
Small Cap Value Equity Fund	-	34,922,592	-	118,437,662
Small Company Value Fund	-	152,166,730	-	195,832,370
S&P Mid Cap Index Fund	-	64,070,010	-	89,694,242
Russell 2000 Small Cap Index Fund	-	82,918,252	-	60,724,849
Mid Cap Growth Fund	-	3,966,772,879	-	2,110,703,257
Small Cap Growth Equity Fund	-	489,913,716	-	513,924,255
MSCI EAFE International Index Fund	-	52,928,388	-	33,764,227
Overseas Fund	-	281,621,265	-	263,078,235
MM Select T. Rowe Price International Equity Fund	-	471,157,839	-	150,488,589

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

Fund	Purchases	Sales
Mid Cap Growth Fund	$164,071	$-
Small Cap Growth Equity Fund	111,973	492,963

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount

Total Return Bond Fund Class I
Sold	16,464,129	$158,921,697	13,323,187	$133,030,885
Issued as reinvestment of dividends	1,038,964	10,129,905	1,480,150	14,209,440
Redeemed	(9,358,437)	(90,679,347)	(7,688,081)	(77,337,422)

Net increase (decrease)	8,144,656	$78,372,255	7,115,256	$69,902,903

Total Return Bond Fund Class R5
Sold	993,560	$9,610,412	1,418,629	$14,053,458
Issued as reinvestment of dividends	187,704	1,828,232	535,289	5,133,426
Redeemed	(2,668,454)	(25,685,875)	(6,167,708)	(60,943,917)

Net increase (decrease)	(1,487,190)	$(14,247,231)	(4,213,790)	$(41,757,033)

Total Return Bond Fund Service Class
Sold	2,385,440	$23,091,004	4,302,322	$43,062,124
Issued as reinvestment of dividends	420,100	4,108,576	887,049	8,542,279
Redeemed	(5,017,986)	(48,451,592)	(7,853,354)	(77,269,356)

Net increase (decrease)	(2,212,446)	$(21,252,012)	(2,663,983)	$(25,664,953)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Total Return Bond Fund Administrative Class
Sold	627,297	$6,049,087	1,426,133	$14,163,272
Issued as reinvestment of dividends	153,884	1,497,295	310,357	2,970,116
Redeemed	(1,536,059)	(14,853,653)	(3,109,857)	(31,100,873)

Net increase (decrease)	(754,878)	$(7,307,271)	(1,373,367)	$(13,967,485)

Total Return Bond Fund Class A
Sold	88,951	$854,695	357,302	$3,513,904
Issued as reinvestment of dividends	11,017	107,308	12,010	115,175
Redeemed	(121,019)	(1,159,899)	(82,820)	(811,645)

Net increase (decrease)	(21,051)	$(197,896)	286,492	$2,817,434

Total Return Bond Fund Class R4
Sold	1,775,651	$17,273,767	3,981,225	$39,220,417
Issued as reinvestment of dividends	447,585	4,386,331	1,118,831	10,785,527
Redeemed	(6,541,738)	(64,124,983)	(11,238,099)	(112,176,704)

Net increase (decrease)	(4,318,502)	$(42,464,885)	(6,138,043)	$(62,170,760)

Total Return Bond Fund Class R3
Sold	759,608	$7,297,974	658,779	$6,505,663
Issued as reinvestment of dividends	67,660	659,012	189,054	1,809,249
Redeemed	(908,471)	(8,807,718)	(1,715,493)	(16,893,535)

Net increase (decrease)	(81,203)	$(850,732)	(867,660)	$(8,578,623)

Strategic Bond Fund Class I
Sold	16,421,511	$167,644,684	10,687,056	$111,293,015
Issued as reinvestment of dividends	384,341	4,008,676	234,490	2,344,902
Redeemed	(5,179,325)	(53,642,918)	(3,505,409)	(36,734,217)

Net increase (decrease)	11,626,527	$118,010,442	7,416,137	$76,903,700

Strategic Bond Fund Class R5
Sold	2,229,769	$22,834,781	2,158,177	$22,598,040
Issued as reinvestment of dividends	156,041	1,629,063	167,285	1,674,523
Redeemed	(1,322,404)	(13,574,847)	(1,413,822)	(14,766,533)

Net increase (decrease)	1,063,406	$10,888,997	911,640	$9,506,030

Strategic Bond Fund Service Class
Sold	873,326	$9,015,749	3,032,302	$31,374,030
Issued as reinvestment of dividends	135,519	1,416,176	102,148	1,022,505
Redeemed	(2,081,940)	(21,324,668)	(1,277,043)	(13,400,553)

Net increase (decrease)	(1,073,095)	$(10,892,743)	1,857,407	$18,995,982

Strategic Bond Fund Administrative Class
Sold	2,382,354	$24,512,698	4,393,731	$45,470,800
Issued as reinvestment of dividends	140,569	1,463,320	130,326	1,301,956
Redeemed	(1,806,927)	(18,569,662)	(2,297,578)	(23,683,485)

Net increase (decrease)	715,996	$7,406,356	2,226,479	$23,089,271

Strategic Bond Fund Class A
Sold	1,250,124	$12,757,953	1,924,209	$19,993,028
Issued as reinvestment of dividends	94,365	981,391	97,276	969,840
Redeemed	(1,890,492)	(19,254,847)	(1,296,537)	(13,474,767)

Net increase (decrease)	(546,003)	$(5,515,503)	724,948	$7,488,101

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Strategic Bond Fund Class R4
Sold	2,184,945	$22,326,155	4,132,988	$42,557,773
Issued as reinvestment of dividends	126,140	1,306,810	64,277	638,914
Redeemed	(1,364,712)	(13,883,705)	(883,403)	(9,108,741)

Net increase (decrease)	946,373	$9,749,260	3,313,862	$34,087,946

Strategic Bond Fund Class R3
Sold	857,654	$8,626,950	1,321,274	$13,533,870
Issued as reinvestment of dividends	28,897	297,064	18,123	178,876
Redeemed	(477,861)	(4,819,373)	(333,756)	(3,435,924)

Net increase (decrease)	408,690	$4,104,641	1,005,641	$10,276,822

Diversified Value Fund Class I
Sold	2,978,893	$40,348,340	3,349,584	$52,723,324
Issued - merger	5,418,748	74,399,424	-	-
Issued as reinvestment of dividends	3,601,470	45,918,746	1,092,957	16,612,953
Redeemed	(5,736,300)	(77,553,921)	(12,605,344)	(204,534,615)

Net increase (decrease)	6,262,811	$83,112,589	(8,162,803)	$(135,198,338)

Diversified Value Fund Class R5
Sold	1,455,012	$18,090,739	663,680	$10,365,082
Issued - merger	6,568,499	90,382,610	-	-
Issued as reinvestment of dividends	1,183,541	15,125,657	195,292	2,974,297
Redeemed	(1,623,012)	(21,380,875)	(987,461)	(15,560,547)

Net increase (decrease)	7,584,040	$102,218,131	(128,489)	$(2,221,168)

Diversified Value Fund Service Class
Sold	77,424	$1,022,332	577,352	$8,980,329
Issued - merger	193,597	2,663,899	-	-
Issued as reinvestment of dividends	277,475	3,546,133	37,518	571,393
Redeemed	(245,299)	(3,208,746)	(493,739)	(7,815,155)

Net increase (decrease)	303,197	$4,023,618	121,131	$1,736,567

Diversified Value Fund Administrative Class
Sold	56,671	$758,347	45,962	$717,701
Issued - merger	1,023,209	14,181,678	-	-
Issued as reinvestment of dividends	118,263	1,522,049	27,667	423,307
Redeemed	(390,268)	(5,064,862)	(226,131)	(3,670,299)

Net increase (decrease)	807,875	$11,397,212	(152,502)	$(2,529,291)

Diversified Value Fund Class A
Sold	637,714	$8,349,272	107,672	$1,692,400
Issued - merger	1,848,961	25,423,223	-	-
Issued as reinvestment of dividends	367,573	4,693,903	72,592	1,104,854
Redeemed	(480,332)	(6,554,007)	(528,541)	(8,141,439)

Net increase (decrease)	2,373,916	$31,912,391	(348,277)	$(5,344,185)

Diversified Value Fund Class R4
Sold	262,671	$3,618,135	29,614	$461,883
Issued - merger	46,275	629,800	-	-
Issued as reinvestment of dividends	34,592	437,247	2,971	44,981
Redeemed	(56,014)	(731,714)	(28,575)	(452,457)

Net increase (decrease)	287,524	$3,953,468	4,010	$54,407

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Diversified Value Fund Class R3
Sold	40,814	$541,390	21,920	$341,737
Issued - merger	4,375	59,898	-	-
Issued as reinvestment of dividends	49,733	632,593	6,738	102,343
Redeemed	(55,507)	(733,923)	(15,546)	(240,980)

Net increase (decrease)	39,415	$499,958	13,112	$203,100

Fundamental Value Fund Class I
Sold	5,606,887	$67,060,465	9,402,191	$115,629,302
Issued as reinvestment of dividends	8,265,063	95,130,880	4,013,684	48,244,487
Redeemed	(6,514,169)	(78,906,473)	(8,094,649)	(99,300,569)

Net increase (decrease)	7,357,781	$83,284,872	5,321,226	$64,573,220

Fundamental Value Fund Class R5
Sold	783,574	$9,340,361	2,205,148	$27,420,500
Issued as reinvestment of dividends	4,860,253	56,233,125	2,990,606	36,096,617
Redeemed	(8,091,738)	(98,034,341)	(6,929,290)	(86,700,217)

Net increase (decrease)	(2,447,911)	$(32,460,855)	(1,733,536)	$(23,183,100)

Fundamental Value Fund Service Class
Sold	417,734	$4,942,265	914,604	$11,403,781
Issued as reinvestment of dividends	796,138	9,179,471	898,535	10,809,372
Redeemed	(1,740,182)	(20,789,662)	(7,160,500)	(86,893,506)

Net increase (decrease)	(526,310)	$(6,667,926)	(5,347,361)	$(64,680,353)

Fundamental Value Fund Administrative Class
Sold	827,419	$9,700,664	1,050,242	$13,265,800
Issued as reinvestment of dividends	1,217,216	14,131,875	717,205	8,678,182
Redeemed	(1,954,590)	(23,418,766)	(2,280,801)	(28,382,161)

Net increase (decrease)	90,045	$413,773	(513,354)	$(6,438,179)

Fundamental Value Fund Class A
Sold	501,718	$5,985,449	704,528	$8,713,079
Issued as reinvestment of dividends	1,360,952	15,596,515	1,064,699	12,744,452
Redeemed	(3,108,042)	(37,460,732)	(6,497,478)	(79,826,969)

Net increase (decrease)	(1,245,372)	$(15,878,768)	(4,728,251)	$(58,369,438)

Fundamental Value Fund Class R4
Sold	118,405	$1,408,688	723,946	$8,791,809
Issued as reinvestment of dividends	232,461	2,626,805	94,789	1,122,303
Redeemed	(846,777)	(9,567,881)	(102,413)	(1,240,764)

Net increase (decrease)	(495,911)	$(5,532,388)	716,322	$8,673,348

Fundamental Value Fund Class R3
Sold	51,534	$584,178	137,402	$1,652,874
Issued as reinvestment of dividends	37,132	418,850	11,609	137,222
Redeemed	(75,973)	(913,847)	(42,719)	(518,603)

Net increase (decrease)	12,693	$89,181	106,292	$1,271,493

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
S&P 500 Index Fund Class I
Sold	27,456,543	$529,732,828	6,336,822	$126,954,649
Issued as reinvestment of dividends	4,759,073	88,280,813	3,547,486	67,756,985
Redeemed	(17,266,754)	(354,142,138)	(40,420,083)	(823,956,575)

Net increase (decrease)	14,948,862	$263,871,503	(30,535,775)	$(629,244,941)

S&P 500 Index Fund Class R5
Sold	3,783,520	$76,056,876	4,872,091	$97,270,742
Issued as reinvestment of dividends	7,811,437	145,370,837	2,367,656	45,340,604
Redeemed	(18,510,683)	(370,423,985)	(17,074,551)	(340,820,379)

Net increase (decrease)	(6,915,726)	$(148,996,272)	(9,834,804)	$(198,209,033)

S&P 500 Index Fund Service Class
Sold	2,637,626	$52,355,227	3,740,808	$73,763,649
Issued as reinvestment of dividends	5,315,061	99,125,892	1,554,128	29,808,183
Redeemed	(8,008,339)	(159,217,109)	(7,530,041)	(150,928,807)

Net increase (decrease)	(55,652)	$(7,735,990)	(2,235,105)	$(47,356,975)

S&P 500 Index Fund Administrative Class
Sold	4,283,359	$82,202,563	4,213,662	$83,250,452
Issued as reinvestment of dividends	6,285,857	115,282,617	1,625,772	30,775,862
Redeemed	(7,357,871)	(143,002,989)	(5,402,143)	(106,054,140)

Net increase (decrease)	3,211,345	$54,482,191	437,291	$7,972,174

S&P 500 Index Fund Class A
Sold	536,323	$10,434,116	440,766	$8,568,431
Issued as reinvestment of dividends	344,670	6,214,397	69,787	1,304,310
Redeemed	(467,711)	(8,782,620)	(309,949)	(6,103,028)

Net increase (decrease)	413,282	$7,865,893	200,604	$3,769,713

S&P 500 Index Fund Class R4
Sold	4,053,970	$78,426,842	7,824,282	$152,424,771
Issued as reinvestment of dividends	7,274,260	131,955,069	1,994,051	37,408,394
Redeemed	(8,932,776)	(173,827,411)	(11,373,230)	(223,948,718)

Net increase (decrease)	2,395,454	$36,554,500	(1,554,897)	$(34,115,553)

S&P 500 Index Fund Class R3
Sold	2,270,496	$42,459,000	5,497,014	$105,798,643
Issued as reinvestment of dividends	2,508,084	44,443,244	338,877	6,248,902
Redeemed	(1,920,655)	(35,911,009)	(870,802)	(17,069,631)

Net increase (decrease)	2,857,925	$50,991,235	4,965,089	$94,977,914

Equity Opportunities Fund Class I
Sold	3,703,927	$67,677,014	2,237,588	$46,259,683
Issued as reinvestment of dividends	4,300,247	72,717,180	362,780	7,226,583
Redeemed	(3,631,483)	(65,269,652)	(4,014,169)	(83,271,768)

Net increase (decrease)	4,372,691	$75,124,542	(1,413,801)	$(29,785,502)

Equity Opportunities Fund Class R5
Sold	639,369	$11,825,124	1,042,392	$21,379,259
Issued as reinvestment of dividends	3,560,400	60,455,592	326,292	6,519,317
Redeemed	(3,236,335)	(60,342,157)	(3,186,202)	(65,320,958)

Net increase (decrease)	963,434	$11,938,559	(1,817,518)	$(37,422,382)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Equity Opportunities Fund Service Class
Sold	256,349	$4,550,225	420,776	$8,388,911
Issued as reinvestment of dividends	1,131,104	18,832,884	108,721	2,142,883
Redeemed	(1,373,643)	(24,301,238)	(1,570,154)	(32,226,790)

Net increase (decrease)	13,810	$(918,129)	(1,040,657)	$(21,694,996)

Equity Opportunities Fund Administrative Class
Sold	281,193	$5,080,877	744,659	$15,016,479
Issued as reinvestment of dividends	1,533,641	25,182,392	131,694	2,570,661
Redeemed	(1,351,668)	(23,700,865)	(2,104,650)	(42,008,539)

Net increase (decrease)	463,166	$6,562,404	(1,228,297)	$(24,421,399)

Equity Opportunities Fund Class A
Sold	264,236	$4,406,871	517,066	$10,121,058
Issued as reinvestment of dividends	1,948,484	30,513,250	183,548	3,463,563
Redeemed	(2,677,299)	(47,256,377)	(4,035,133)	(76,487,512)

Net increase (decrease)	(464,579)	$(12,336,256)	(3,334,519)	$(62,902,891)

Equity Opportunities Fund Class R4
Sold	173,853	$3,497,047	162,443	$2,969,069
Issued as reinvestment of dividends	182,360	2,813,811	13,668	255,604
Redeemed	(182,060)	(3,433,128)	(139,195)	(2,742,849)

Net increase (decrease)	174,153	$2,877,730	36,916	$481,824

Equity Opportunities Fund Class R3
Sold	23,035	$366,651	56,397	$1,044,234
Issued as reinvestment of dividends	60,485	880,663	6,604	118,468
Redeemed	(67,207)	(1,180,939)	(123,248)	(2,333,972)

Net increase (decrease)	16,313	$66,375	(60,247)	$(1,171,270)

Fundamental Growth Fund Class I
Sold	1,762,116	$15,925,272	3,754,805	$29,320,981
Issued as reinvestment of dividends	673,247	5,614,879	978,216	6,955,117
Redeemed	(4,734,232)	(44,436,598)	(2,900,231)	(22,419,175)

Net increase (decrease)	(2,298,869)	$(22,896,447)	1,832,790	$13,856,923

Fundamental Growth Fund Class R5
Sold	498,766	$4,470,011	417,330	$3,230,048
Issued as reinvestment of dividends	228,489	1,910,165	372,264	2,654,243
Redeemed	(509,472)	(4,537,831)	(578,450)	(4,588,741)

Net increase (decrease)	217,783	$1,842,345	211,144	$1,295,550

Fundamental Growth Fund Service Class
Sold	125,639	$1,111,513	223,954	$1,696,840
Issued as reinvestment of dividends	78,613	643,847	119,665	837,655
Redeemed	(249,087)	(2,130,962)	(130,551)	(1,007,204)

Net increase (decrease)	(44,835)	$(375,602)	213,068	$1,527,291

Fundamental Growth Fund Administrative Class
Sold	218,561	$1,850,591	215,657	$1,601,678
Issued as reinvestment of dividends	103,998	830,947	190,341	1,301,936
Redeemed	(355,685)	(3,089,078)	(383,333)	(2,822,688)

Net increase (decrease)	(33,126)	$(407,540)	22,665	$80,926

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Fundamental Growth Fund Class A
Sold	383,245	$3,132,181	379,478	$2,696,387
Issued as reinvestment of dividends	155,351	1,186,880	298,913	1,960,867
Redeemed	(454,656)	(3,694,993)	(888,723)	(6,441,146)

Net increase (decrease)	83,940	$624,068	(210,332)	$(1,783,892)

Fundamental Growth Fund Class R4
Sold	124,590	$1,007,251	276,532	$1,993,723
Issued as reinvestment of dividends	27,471	207,679	30,194	196,260
Redeemed	(219,393)	(1,796,596)	(25,714)	(181,965)

Net increase (decrease)	(67,332)	$(581,666)	281,012	$2,008,018

Fundamental Growth Fund Class R3
Sold	86,901	$674,934	156,986	$1,076,585
Issued as reinvestment of dividends	26,383	188,116	37,245	229,429
Redeemed	(33,468)	(260,395)	(68,194)	(474,479)

Net increase (decrease)	79,816	$602,655	126,037	$831,535

Blue Chip Growth Fund Class I
Sold	27,922,938	$606,060,634	31,262,383	$518,777,004
Issued as reinvestment of dividends	2,609,677	53,054,734	1,517,251	24,124,298
Redeemed	(8,189,323)	(176,665,899)	(8,826,264)	(151,556,587)

Net increase (decrease)	22,343,292	$482,449,469	23,953,370	$391,344,715

Blue Chip Growth Fund Class R5
Sold	3,699,329	$79,403,173	4,953,553	$86,472,454
Issued as reinvestment of dividends	979,984	19,903,474	1,014,640	16,112,476
Redeemed	(5,577,312)	(118,536,052)	(5,586,420)	(97,024,066)

Net increase (decrease)	(897,999)	$(19,229,405)	381,773	$5,560,864

Blue Chip Growth Fund Service Class
Sold	1,387,212	$29,669,612	1,301,029	$22,224,681
Issued as reinvestment of dividends	297,266	5,983,959	541,424	8,527,419
Redeemed	(3,194,111)	(69,544,504)	(7,931,612)	(127,616,042)

Net increase (decrease)	(1,509,633)	$(33,890,933)	(6,089,159)	$(96,863,942)

Blue Chip Growth Fund Administrative Class
Sold	2,979,186	$62,549,323	2,087,626	$35,034,549
Issued as reinvestment of dividends	566,933	11,264,966	650,740	10,119,009
Redeemed	(3,025,323)	(63,681,549)	(3,644,823)	(63,069,558)

Net increase (decrease)	520,796	$10,132,740	(906,457)	$(17,916,000)

Blue Chip Growth Fund Class A
Sold	2,446,448	$50,653,746	1,069,190	$17,641,299
Issued as reinvestment of dividends	337,118	6,428,841	432,843	6,471,007
Redeemed	(2,445,100)	(48,591,089)	(3,046,971)	(49,728,652)

Net increase (decrease)	338,466	$8,491,498	(1,544,938)	$(25,616,346)

Blue Chip Growth Fund Class R4
Sold	2,014,709	$40,412,074	1,411,651	$22,745,464
Issued as reinvestment of dividends	183,950	3,498,721	143,797	2,146,888
Redeemed	(870,234)	(17,627,438)	(773,205)	(12,843,938)

Net increase (decrease)	1,328,425	$26,283,357	782,243	$12,048,414

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class R3
Sold	1,116,021	$20,979,169	1,089,297	$16,782,774
Issued as reinvestment of dividends	109,308	1,952,233	85,090	1,196,363
Redeemed	(596,870)	(11,502,582)	(381,513)	(5,939,665)

Net increase (decrease)	628,459	$11,428,820	792,874	$12,039,472

Growth Opportunities Fund Class I
Sold	4,491,570	$54,645,374	4,915,732	$52,142,587
Issued as reinvestment of dividends	4,173,840	45,787,023	2,537,010	24,329,924
Redeemed	(10,712,581)	(131,532,284)	(8,455,832)	(88,008,261)

Net increase (decrease)	(2,047,171)	$(31,099,887)	(1,003,090)	$(11,535,750)

Growth Opportunities Fund Class R5
Sold	2,837,783	$34,012,454	1,782,501	$18,657,107
Issued as reinvestment of dividends	1,927,725	20,915,820	1,384,723	13,168,716
Redeemed	(8,656,231)	(102,814,178)	(5,442,223)	(57,610,662)

Net increase (decrease)	(3,890,723)	$(47,885,904)	(2,274,999)	$(25,784,839)

Growth Opportunities Fund Service Class
Sold	799,010	$9,349,867	820,448	$8,383,277
Issued as reinvestment of dividends	920,083	9,706,876	1,140,828	10,598,292
Redeemed	(2,744,118)	(31,876,735)	(9,813,851)	(102,026,138)

Net increase (decrease)	(1,025,025)	$(12,819,992)	(7,852,575)	$(83,044,569)

Growth Opportunities Fund Administrative Class
Sold	765,213	$8,588,092	906,619	$9,057,000
Issued as reinvestment of dividends	954,399	9,696,696	743,653	6,692,874
Redeemed	(5,073,783)	(56,798,424)	(2,530,937)	(25,846,697)

Net increase (decrease)	(3,354,171)	$(38,513,636)	(880,665)	$(10,096,823)

Growth Opportunities Fund Class A
Sold	668,341	$6,930,642	840,103	$7,872,446
Issued as reinvestment of dividends	1,042,788	9,843,919	880,710	7,450,808
Redeemed	(4,604,697)	(48,205,597)	(5,191,524)	(49,394,365)

Net increase (decrease)	(2,893,568)	$(31,431,036)	(3,470,711)	$(34,071,111)

Growth Opportunities Fund Class R4
Sold	976,355	$10,349,052	395,117	$3,739,440
Issued as reinvestment of dividends	209,731	1,990,343	74,731	635,215
Redeemed	(568,761)	(6,014,784)	(308,037)	(2,814,860)

Net increase (decrease)	617,325	$6,324,611	161,811	$1,559,795

Growth Opportunities Fund Class R3
Sold	24,659	$233,639	44,167	$380,583
Issued as reinvestment of dividends	16,201	140,948	9,476	74,953
Redeemed	(52,547)	(508,073)	(42,912)	(366,240)

Net increase (decrease)	(11,687)	$(133,486)	10,731	$89,296

Mid-Cap Value Fund Class I
Sold	1,662,015	$23,443,883	2,189,282	$31,011,830
Issued as reinvestment of dividends	862,732	11,655,504	252,109	3,637,931
Redeemed	(1,432,343)	(20,720,531)	(4,916,934)	(70,633,481)

Net increase (decrease)	1,092,404	$14,378,856	(2,475,543)	$(35,983,720)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class R5
Sold	125,775	$1,765,699	81,730	$1,191,171
Issued as reinvestment of dividends	80,283	1,093,454	17,361	252,075
Redeemed	(615,912)	(8,681,086)	(139,582)	(2,050,728)

Net increase (decrease)	(409,854)	$(5,821,933)	(40,491)	$(607,482)

Mid-Cap Value Fund Service Class
Sold	30,572	$435,835	1,292	$19,102
Issued as reinvestment of dividends	22,609	307,031	4,755	68,901
Redeemed	(166,214)	(2,294,463)	(33,367)	(483,821)

Net increase (decrease)	(113,033)	$(1,551,597)	(27,320)	$(395,818)

Mid-Cap Value Fund Administrative Class
Sold	10,871	$152,547	14,247	$210,152
Issued as reinvestment of dividends	8,501	117,314	1,597	23,466
Redeemed	(9,886)	(143,858)	(10,764)	(159,287)

Net increase (decrease)	9,486	$126,003	5,080	$74,331

Mid-Cap Value Fund Class A
Sold	52,077	$720,703	61,255	$897,948
Issued as reinvestment of dividends	22,442	304,984	3,856	55,905
Redeemed	(42,655)	(606,188)	(50,849)	(740,649)

Net increase (decrease)	31,864	$419,499	14,262	$213,204

Mid-Cap Value Fund Class R4
Sold	14,612	$199,287	2,268	$30,476
Issued as reinvestment of dividends	320	4,319	66	945
Redeemed	(1,592)	(22,457)	(669)	(9,634)

Net increase (decrease)	13,340	$181,149	1,665	$21,787

Mid-Cap Value Fund Class R3
Sold	6,751	$92,870	16,829	$244,364
Issued as reinvestment of dividends	3,721	50,014	201	2,891
Redeemed	(5,036)	(70,522)	(2,538)	(36,500)

Net increase (decrease)	5,436	$72,362	14,492	$210,755

Small Cap Value Equity Fund Class I
Sold	1,073,053	$18,964,284	1,409,556	$24,006,841
Issued as reinvestment of dividends	760,149	12,580,472	407,400	7,003,209
Redeemed	(5,268,661)	(86,522,657)	(3,128,851)	(52,951,846)

Net increase (decrease)	(3,435,459)	$(54,977,901)	(1,311,895)	$(21,941,796)

Small Cap Value Equity Fund Class R5
Sold	377,439	$6,540,149	259,190	$4,399,579
Issued as reinvestment of dividends	303,131	5,022,873	171,524	2,951,933
Redeemed	(758,609)	(13,333,897)	(1,086,413)	(18,648,597)

Net increase (decrease)	(78,039)	$(1,770,875)	(655,699)	$(11,297,085)

Small Cap Value Equity Fund Service Class
Sold	70,253	$1,232,101	130,037	$2,243,287
Issued as reinvestment of dividends	60,094	998,169	24,681	425,749
Redeemed	(305,988)	(5,359,984)	(112,624)	(1,927,416)

Net increase (decrease)	(175,641)	$(3,129,714)	42,094	$741,620

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Administrative Class
Sold	27,568	$478,320	259,605	$4,607,261
Issued as reinvestment of dividends	35,949	594,964	27,941	479,473
Redeemed	(276,558)	(5,106,308)	(92,680)	(1,570,319)

Net increase (decrease)	(213,041)	$(4,033,024)	194,866	$3,516,415

Small Cap Value Equity Fund Class A
Sold	163,252	$2,904,455	184,640	$3,123,281
Issued as reinvestment of dividends	77,999	1,283,851	29,109	498,354
Redeemed	(178,603)	(3,070,935)	(178,711)	(3,002,125)

Net increase (decrease)	62,648	$1,117,371	35,038	$619,510

Small Cap Value Equity Fund Class R4
Sold	112,167	$1,980,617	78,957	$1,314,426
Issued as reinvestment of dividends	23,137	378,288	5,092	86,710
Redeemed	(87,003)	(1,471,085)	(53,595)	(870,689)

Net increase (decrease)	48,301	$887,820	30,454	$530,447

Small Cap Value Equity Fund Class R3
Sold	22,608	$391,957	48,906	$814,179
Issued as reinvestment of dividends	8,675	141,745	1,304	22,210
Redeemed	(12,654)	(214,374)	(9,557)	(157,677)

Net increase (decrease)	18,629	$319,328	40,653	$678,712

Small Company Value Fund Class I
Sold	1,251,950	$14,908,407	1,825,098	$22,657,864
Issued as reinvestment of dividends	1,734,091	19,733,950	178,796	2,247,465
Redeemed	(2,737,609)	(33,011,415)	(4,771,339)	(59,011,880)

Net increase (decrease)	248,432	$1,630,942	(2,767,445)	$(34,106,551)

Small Company Value Fund Class R5
Sold	295,412	$3,551,757	1,112,713	$13,641,439
Issued as reinvestment of dividends	1,261,263	14,441,452	147,164	1,858,678
Redeemed	(1,714,042)	(20,675,009)	(4,394,949)	(55,007,093)

Net increase (decrease)	(157,367)	$(2,681,800)	(3,135,072)	$(39,506,976)

Small Company Value Fund Service Class
Sold	113,719	$1,346,727	151,753	$1,874,037
Issued as reinvestment of dividends	174,467	1,987,189	17,279	217,192
Redeemed	(521,843)	(6,305,840)	(613,137)	(7,353,089)

Net increase (decrease)	(233,657)	$(2,971,924)	(444,105)	$(5,261,860)

Small Company Value Fund Administrative Class
Sold	110,180	$1,289,026	207,104	$2,525,787
Issued as reinvestment of dividends	234,373	2,620,296	20,163	249,822
Redeemed	(253,709)	(2,937,348)	(576,167)	(7,056,798)

Net increase (decrease)	90,844	$971,974	(348,900)	$(4,281,189)

Small Company Value Fund Class A
Sold	136,050	$1,563,495	261,983	$3,130,190
Issued as reinvestment of dividends	388,430	4,202,821	23,811	287,165
Redeemed	(492,967)	(5,460,752)	(949,918)	(10,965,136)

Net increase (decrease)	31,513	$305,564	(664,124)	$(7,547,781)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Small Company Value Fund Class R4
Sold	16,687	$189,084	27,205	$295,703
Issued as reinvestment of dividends	7,658	81,786	472	5,631
Redeemed	(6,679)	(75,938)	(3,570)	(43,681)

Net increase (decrease)	17,666	$194,932	24,107	$257,653

Small Company Value Fund Class R3
Sold	40,078	$414,584	10,016	$112,622
Issued as reinvestment of dividends	3,750	37,646	113	1,281
Redeemed	(19,182)	(200,776)	(3,446)	(38,433)

Net increase (decrease)	24,646	$251,454	6,683	$75,470

S&P Mid Cap Index Fund Class I
Sold	1,710,520	$25,510,991	2,144,909	$29,190,798
Issued as reinvestment of dividends	245,010	3,457,088	633,073	8,356,561
Redeemed	(1,121,485)	(16,348,171)	(4,839,088)	(66,426,461)

Net increase (decrease)	834,045	$12,619,908	(2,061,106)	$(28,879,102)

S&P Mid Cap Index Fund Class R5
Sold	520,837	$7,617,125	1,320,432	$18,044,612
Issued as reinvestment of dividends	118,866	1,672,445	179,812	2,366,321
Redeemed	(992,110)	(14,782,561)	(1,290,740)	(17,633,755)

Net increase (decrease)	(352,407)	$(5,492,991)	209,504	$2,777,178

S&P Mid Cap Index Fund Service Class
Sold	506,916	$7,295,262	737,424	$10,091,410
Issued as reinvestment of dividends	119,862	1,680,468	201,627	2,643,334
Redeemed	(657,849)	(9,592,868)	(842,397)	(11,437,244)

Net increase (decrease)	(31,071)	$(617,138)	96,654	$1,297,500

S&P Mid Cap Index Fund Administrative Class
Sold	750,740	$10,902,591	1,018,823	$13,779,843
Issued as reinvestment of dividends	282,401	3,959,269	479,843	6,295,545
Redeemed	(965,946)	(14,039,300)	(1,879,783)	(25,308,885)

Net increase (decrease)	67,195	$822,560	(381,117)	$(5,233,497)

S&P Mid Cap Index Fund Class A
Sold	675,460	$9,825,989	856,535	$11,543,927
Issued as reinvestment of dividends	156,776	2,196,437	332,874	4,360,651
Redeemed	(730,629)	(10,469,166)	(2,000,100)	(26,959,368)

Net increase (decrease)	101,607	$1,553,260	(810,691)	$(11,054,790)

S&P Mid Cap Index Fund Class R4
Sold	1,298,679	$18,792,675	7,242,609	$96,117,596
Issued as reinvestment of dividends	588,811	8,202,143	313,016	4,084,853
Redeemed	(2,001,785)	(28,933,451)	(1,048,355)	(14,220,911)

Net increase (decrease)	(114,295)	$(1,938,633)	6,507,270	$85,981,538

S&P Mid Cap Index Fund Class R3
Sold	1,253,294	$18,025,878	8,386,401	$110,916,834
Issued as reinvestment of dividends	639,505	8,882,727	283,828	3,695,437
Redeemed	(1,872,554)	(26,802,112)	(944,847)	(12,820,971)

Net increase (decrease)	20,245	$106,493	7,725,382	$101,791,300

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Russell 2000 Small Cap Index Fund Class I
Sold	1,693,358	$24,058,494	2,128,877	$27,824,964
Issued as reinvestment of dividends	406,889	5,350,588	719,419	9,244,537
Redeemed	(977,194)	(13,516,985)	(9,483,062)	(125,470,212)

Net increase (decrease)	1,123,053	$15,892,097	(6,634,766)	$(88,400,711)

Russell 2000 Small Cap Index Fund Class R5
Sold	552,029	$7,861,714	666,297	$8,701,387
Issued as reinvestment of dividends	125,824	1,654,589	88,849	1,141,707
Redeemed	(326,142)	(4,526,850)	(800,854)	(10,428,714)

Net increase (decrease)	351,711	$4,989,453	(45,708)	$(585,620)

Russell 2000 Small Cap Index Fund Service Class
Sold	458,534	$6,330,665	628,744	$8,122,726
Issued as reinvestment of dividends	142,175	1,855,393	92,311	1,178,803
Redeemed	(659,438)	(9,195,016)	(409,363)	(5,341,586)

Net increase (decrease)	(58,729)	$(1,008,958)	311,692	$3,959,943

Russell 2000 Small Cap Index Fund Administrative Class
Sold	814,282	$11,264,602	1,321,919	$17,137,296
Issued as reinvestment of dividends	384,273	5,030,138	250,548	3,207,019
Redeemed	(1,242,969)	(17,333,317)	(1,382,683)	(17,851,875)

Net increase (decrease)	(44,414)	$(1,038,577)	189,784	$2,492,440

Russell 2000 Small Cap Index Fund Class A
Sold	565,101	$7,913,589	546,708	$7,034,227
Issued as reinvestment of dividends	175,995	2,293,220	107,940	1,375,156
Redeemed	(391,362)	(5,428,302)	(579,474)	(7,558,531)

Net increase (decrease)	349,734	$4,778,507	75,174	$850,852

Russell 2000 Small Cap Index Fund Class R4
Sold	1,437,265	$19,759,601	2,706,274	$34,562,375
Issued as reinvestment of dividends	477,348	6,191,199	175,914	2,234,112
Redeemed	(1,278,286)	(17,553,421)	(701,997)	(9,081,122)

Net increase (decrease)	636,327	$8,397,379	2,180,191	$27,715,365

Russell 2000 Small Cap Index Fund Class R3
Sold	1,078,966	$14,915,556	2,621,847	$33,325,645
Issued as reinvestment of dividends	436,960	5,645,520	140,014	1,773,978
Redeemed	(770,173)	(10,593,935)	(408,287)	(5,284,868)

Net increase (decrease)	745,753	$9,967,141	2,353,574	$29,814,755

Mid Cap Growth Fund Class I
Sold	106,045,996	$2,386,925,707	65,041,631	$1,321,039,894
Issued as reinvestment of dividends	9,620,907	206,368,454	4,289,736	80,089,376
Redeemed	(29,422,303)	(667,688,595)	(17,061,874)	(338,323,674)

Net increase (decrease)	86,244,600	$1,925,605,566	52,269,493	$1,062,805,596

Mid Cap Growth Fund Class R5
Sold	19,294,876	$433,882,970	22,651,634	$456,999,585
Issued as reinvestment of dividends	3,523,301	74,905,380	1,840,557	34,123,932
Redeemed	(12,903,655)	(289,631,011)	(14,290,849)	(278,887,695)

Net increase (decrease)	9,914,522	$219,157,339	10,201,342	$212,235,822

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Service Class
Sold	8,574,105	$188,578,981	3,226,674	$64,170,726
Issued as reinvestment of dividends	833,157	17,313,004	573,119	10,407,836
Redeemed	(3,878,551)	(84,403,023)	(4,504,072)	(86,972,101)

Net increase (decrease)	5,528,711	$121,488,962	(704,279)	$(12,393,539)

Mid Cap Growth Fund Administrative Class
Sold	1,986,778	$41,170,330	1,927,562	$35,807,341
Issued as reinvestment of dividends	1,151,989	22,936,108	891,757	15,578,988
Redeemed	(4,595,679)	(96,216,789)	(5,190,936)	(95,517,133)

Net increase (decrease)	(1,456,912)	$(32,110,351)	(2,371,617)	$(44,130,804)

Mid Cap Growth Fund Class A
Sold	1,453,738	$28,270,597	1,370,193	$24,082,023
Issued as reinvestment of dividends	1,026,344	18,966,835	835,384	13,641,826
Redeemed	(3,667,719)	(71,670,557)	(5,468,149)	(94,790,435)

Net increase (decrease)	(1,187,637)	$(24,433,125)	(3,262,572)	$(57,066,586)

Mid Cap Growth Fund Class R4
Sold	6,240,281	$121,634,163	4,422,557	$79,211,548
Issued as reinvestment of dividends	529,521	9,838,503	188,368	3,089,225
Redeemed	(2,285,592)	(44,855,462)	(1,262,113)	(22,282,712)

Net increase (decrease)	4,484,210	$86,617,204	3,348,812	$60,018,061

Mid Cap Growth Fund Class R3
Sold	754,458	$13,620,552	865,565	$14,164,948
Issued as reinvestment of dividends	135,936	2,328,583	59,020	900,059
Redeemed	(582,682)	(10,570,267)	(268,665)	(4,442,140)

Net increase (decrease)	307,712	$5,378,868	655,920	$10,622,867

Small Cap Growth Equity Fund Class I
Sold	2,924,362	$51,116,072	2,940,514	$40,955,589
Issued as reinvestment of dividends	1,069,025	16,698,170	-	-
Redeemed	(3,278,606)	(56,795,183)	(4,633,454)	(64,755,896)

Net increase (decrease)	714,781	$11,019,059	(1,692,940)	$(23,800,307)

Small Cap Growth Equity Fund Class R5
Sold	1,228,567	$21,315,910	852,244	$11,577,155
Issued as reinvestment of dividends	406,496	6,280,358	-	-
Redeemed	(1,749,607)	(29,514,961)	(2,438,367)	(33,951,693)

Net increase (decrease)	(114,544)	$(1,918,693)	(1,586,123)	$(22,374,538)

Small Cap Growth Equity Fund Service Class
Sold	646,662	$10,375,604	448,559	$6,033,416
Issued as reinvestment of dividends	132,269	1,941,712	-	-
Redeemed	(1,172,346)	(18,650,379)	(1,134,016)	(14,903,132)

Net increase (decrease)	(393,415)	$(6,333,063)	(685,457)	$(8,869,716)

Small Cap Growth Equity Fund Administrative Class
Sold	381,883	$5,886,187	554,034	$6,885,433
Issued as reinvestment of dividends	134,214	1,858,860	-	-
Redeemed	(559,398)	(8,416,186)	(907,842)	(11,357,183)

Net increase (decrease)	(43,301)	$(671,139)	(353,808)	$(4,471,750)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class A
Sold	683,664	$9,487,262	276,512	$3,197,453
Issued as reinvestment of dividends	182,225	2,268,704	-	-
Redeemed	(749,897)	(10,059,974)	(1,281,335)	(14,396,175)

Net increase (decrease)	115,992	$1,695,992	(1,004,823)	$(11,198,722)

Small Cap Growth Equity Fund Class R4
Sold	757,946	$10,009,304	310,327	$3,601,360
Issued as reinvestment of dividends	65,303	817,599	-	-
Redeemed	(303,412)	(4,212,384)	(80,046)	(907,890)

Net increase (decrease)	519,837	$6,614,519	230,281	$2,693,470

Small Cap Growth Equity Fund Class R3
Sold	75,692	$933,710	113,534	$1,136,096
Issued as reinvestment of dividends	16,040	178,364	-	-
Redeemed	(89,552)	(1,091,755)	(52,672)	(527,088)

Net increase (decrease)	2,180	$20,319	60,862	$609,008

MSCI EAFE International Index Fund Class I
Sold	1,818,207	$24,467,405	4,392,389	$51,591,817
Issued as reinvestment of dividends	139,700	1,825,880	551,030	6,099,905
Redeemed	(1,317,110)	(17,319,265)	(9,772,537)	(120,325,423)

Net increase (decrease)	640,797	$8,974,020	(4,829,118)	$(62,633,701)

MSCI EAFE International Index Fund Class R5
Sold	386,722	$5,132,620	860,697	$10,236,962
Issued as reinvestment of dividends	45,672	596,929	192,795	2,134,245
Redeemed	(469,624)	(6,257,656)	(2,690,664)	(31,152,449)

Net increase (decrease)	(37,230)	$(528,107)	(1,637,172)	$(18,781,242)

MSCI EAFE International Index Fund Service Class
Sold	1,339,076	$17,542,339	853,576	$10,130,880
Issued as reinvestment of dividends	86,725	1,130,032	105,317	1,162,704
Redeemed	(1,230,367)	(16,439,630)	(470,940)	(5,679,058)

Net increase (decrease)	195,434	$2,232,741	487,953	$5,614,526

MSCI EAFE International Index Fund Administrative Class
Sold	788,028	$10,421,313	873,602	$10,429,444
Issued as reinvestment of dividends	143,341	1,866,307	242,901	2,679,200
Redeemed	(1,254,108)	(16,536,019)	(1,115,235)	(13,454,437)

Net increase (decrease)	(322,739)	$(4,248,399)	1,268	$(345,793)

MSCI EAFE International Index Fund Class A
Sold	493,666	$6,494,986	451,592	$5,370,094
Issued as reinvestment of dividends	59,018	767,230	80,520	887,334
Redeemed	(206,788)	(2,721,005)	(281,644)	(3,328,404)

Net increase (decrease)	345,896	$4,541,211	250,468	$2,929,024

MSCI EAFE International Index Fund Class R4
Sold	1,090,490	$14,317,114	1,906,569	$22,523,975
Issued as reinvestment of dividends	141,092	1,824,319	174,314	1,910,479
Redeemed	(888,262)	(11,675,852)	(841,005)	(10,409,120)

Net increase (decrease)	343,320	$4,465,581	1,239,878	$14,025,334

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Class R3
Sold	929,017	$12,097,047	1,208,317	$14,442,072
Issued as reinvestment of dividends	126,420	1,630,816	159,862	1,748,890
Redeemed	(623,004)	(8,147,488)	(339,251)	(4,119,103)

Net increase (decrease)	432,433	$5,580,375	1,028,928	$12,071,859

Overseas Fund Class I
Sold	16,382,807	$157,236,666	14,153,374	$117,949,077
Issued as reinvestment of dividends	626,088	5,991,661	914,295	7,122,357
Redeemed	(11,717,665)	(113,037,203)	(23,590,927)	(200,560,452)

Net increase (decrease)	5,291,230	$50,191,124	(8,523,258)	$(75,489,018)

Overseas Fund Class R5
Sold	1,228,420	$12,000,606	1,871,836	$16,207,883
Issued as reinvestment of dividends	298,765	2,868,140	367,452	2,873,471
Redeemed	(3,242,082)	(31,461,927)	(3,796,795)	(31,579,636)

Net increase (decrease)	(1,714,897)	$(16,593,181)	(1,557,507)	$(12,498,282)

Overseas Fund Service Class
Sold	447,238	$4,351,186	959,756	$7,951,988
Issued as reinvestment of dividends	84,945	811,229	175,384	1,364,491
Redeemed	(1,085,548)	(10,471,888)	(5,302,536)	(42,563,437)

Net increase (decrease)	(553,365)	$(5,309,473)	(4,167,396)	$(33,246,958)

Overseas Fund Administrative Class
Sold	364,866	$3,567,637	903,987	$7,689,347
Issued as reinvestment of dividends	67,313	648,222	91,828	720,851
Redeemed	(1,335,957)	(13,039,971)	(1,491,920)	(13,061,432)

Net increase (decrease)	(903,778)	$(8,824,112)	(496,105)	$(4,651,234)

Overseas Fund Class A
Sold	686,351	$6,517,882	643,399	$5,356,817
Issued as reinvestment of dividends	76,040	717,822	122,424	941,444
Redeemed	(1,525,836)	(14,407,042)	(3,144,933)	(26,401,558)

Net increase (decrease)	(763,445)	$(7,171,338)	(2,379,110)	$(20,103,297)

Overseas Fund Class R4
Sold	806,851	$7,554,391	422,555	$3,391,851
Issued as reinvestment of dividends	19,598	181,675	15,304	115,855
Redeemed	(245,040)	(2,301,816)	(473,359)	(3,881,001)

Net increase (decrease)	581,409	$5,434,250	(35,500)	$(373,295)

Overseas Fund Class R3
Sold	183,133	$1,755,399	170,442	$1,457,945
Issued as reinvestment of dividends	4,616	43,251	4,284	32,726
Redeemed	(106,215)	(1,001,213)	(75,157)	(629,277)

Net increase (decrease)	81,534	$797,437	99,569	$861,394

Notes to Financial Statements (Continued)

	Period Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price International Equity Fund Class I*
Sold	88,866,991	$903,964,611
Issued as reinvestment of dividends	-	-
Redeemed	(5,442,488)	(53,597,535)

Net increase (decrease)	83,424,503	$850,367,076

*	Fund commenced operations on February 9, 2018.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $2,600 for Mid Cap Growth Fund during the year ended September 30, 2018.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2018, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$943,197,481	$8,518,340	$(22,274,290)	$(13,755,950)
Strategic Bond Fund	699,201,193	5,731,415	(19,469,635)	(13,738,220)
Diversified Value Fund	381,120,473	52,438,561	(8,225,179)	44,213,382
Fundamental Value Fund	969,052,792	249,461,270	(35,530,457)	213,930,813
S&P 500 Index Fund	2,029,736,383	1,448,644,900	(57,443,457)	1,391,201,443
Equity Opportunities Fund	574,081,458	109,725,699	(7,124,736)	102,600,963
Fundamental Growth Fund	111,003,186	37,743,966	(1,261,012)	36,482,954
Blue Chip Growth Fund	2,004,397,355	1,098,663,330	(16,073,826)	1,082,589,504
Growth Opportunities Fund	466,534,014	278,990,846	(7,271,652)	271,719,194
Mid-Cap Value Fund	93,212,635	5,201,975	(2,962,800)	2,239,175
Small Cap Value Equity Fund	93,745,282	28,895,761	(1,839,414)	27,056,347
Small Company Value Fund	199,444,906	37,961,838	(7,439,085)	30,522,753
S&P Mid Cap Index Fund	450,320,843	95,220,272	(20,881,372)	74,338,900
Russell 2000 Small Cap Index Fund	314,168,366	72,147,736	(18,447,272)	53,700,464
Mid Cap Growth Fund	7,049,298,626	1,566,337,731	(139,759,631)	1,426,578,100
Small Cap Growth Equity Fund	559,957,689	147,176,796	(10,160,821)	137,015,975
MSCI EAFE International Index Fund	228,162,705	27,049,107	(10,675,625)	16,373,482
Overseas Fund	628,218,566	60,908,703	(33,614,224)	27,294,479
MM Select T. Rowe Price International Equity Fund	857,402,630	23,681,464	(75,085,116)	(51,403,652)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may

Notes to Financial Statements (Continued)

now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2018, for federal income tax purposes, there were no unused capital losses.

At September 30, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Total Return Bond Fund	$24,127,775	$7,385,016
Strategic Bond Fund	1,073,975	876,511
MM Select T. Rowe Price International Equity Fund	2,041,994	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2018, post-October capital losses:

	Post-October Loss	Post October Currency Loss
Strategic Bond Fund	$6,698,729	$-
Blue Chip Growth Fund	2,091,317

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2018, late year ordinary losses:

Amount
Growth Opportunities Fund	$48,564

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$22,716,659	$-	$-
Strategic Bond Fund	11,102,500	-	-
Diversified Value Fund	7,580,026	64,296,394	-
Fundamental Value Fund	25,437,490	167,889,366	-
S&P 500 Index Fund	63,804,724	566,868,546	-
Equity Opportunities Fund	75,822,779	135,575,442	-
Fundamental Growth Fund	1,662,079	8,920,434	-
Blue Chip Growth Fund	7,490,870	94,596,080	-
Growth Opportunities Fund	-	98,081,992	-
Mid-Cap Value Fund	7,730,200	5,817,778	-
Small Cap Value Equity Fund	1,238,240	19,762,122	-
Small Company Value Fund	9,149,989	33,972,407	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
S&P Mid Cap Index Fund	$7,711,969	$22,338,608	$-
Russell 2000 Small Cap Index Fund	7,956,792	20,063,855	-
Mid Cap Growth Fund	28,672,714	327,996,580	-
Small Cap Growth Equity Fund	-	30,043,778	-
MSCI EAFE International Index Fund	7,487,741	2,153,772	-
Overseas Fund	11,262,015	-	-
MM Select T. Rowe Price International Equity Fund	-	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$35,836,019	$7,729,193	$-
Strategic Bond Fund	8,131,516	-	-
Diversified Value Fund	7,672,128	14,168,894	-
Fundamental Value Fund	23,816,015	94,021,373	-
S&P 500 Index Fund	72,088,668	146,554,593	-
Equity Opportunities Fund	14,051,492	8,245,802	-
Fundamental Growth Fund	1,001,849	13,148,193	-
Blue Chip Growth Fund	6,633,294	62,064,184	-
Growth Opportunities Fund	-	62,950,966	-
Mid-Cap Value Fund	4,045,028	-	-
Small Cap Value Equity Fund	1,466,472	10,007,111	-
Small Company Value Fund	3,554,644	1,313,919	-
S&P Mid Cap Index Fund	4,990,386	26,812,316	-
Russell 2000 Small Cap Index Fund	4,800,550	15,354,762	-
Mid Cap Growth Fund	3,423,772	156,527,626	-
Small Cap Growth Equity Fund	-	-	-
MSCI EAFE International Index Fund	12,208,403	4,414,354	-
Overseas Fund	13,171,210	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2018:

Amount
MSCI EAFE International Index Fund	$427,995
Overseas Fund	1,126,505
MM Select T. Rowe Price International Equity Fund	1,576,666

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2018, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, hybrid income accruals, partnership basis adjustments, the deferral of wash sale losses, corporate action basis adjustments, real estate investment trust basis adjustments, and deferred Trustee compensation.

Notes to Financial Statements (Continued)

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$17,648,226	$(31,512,790)	$(216,276)	$(13,756,025)
Strategic Bond Fund	11,876,948	(1,950,486)	(6,756,233)	(15,342,313)
Diversified Value Fund	6,089,349	50,542,376	(208,402)	44,212,258
Fundamental Value Fund	32,745,529	86,937,903	(267,603)	213,931,422
S&P 500 Index Fund	40,542,910	416,935,083	(595,218)	1,391,201,443
Equity Opportunities Fund	19,217,618	23,228,539	(163,168)	102,603,721
Fundamental Growth Fund	347,337	22,069,330	(21,479)	36,482,954
Blue Chip Growth Fund	-	103,249,788	(2,361,607)	1,082,589,552
Growth Opportunities Fund	-	125,856,117	(189,804)	271,719,194
Mid-Cap Value Fund	3,927,959	7,234,206	(27,834)	2,239,208
Small Cap Value Equity Fund	1,283,872	29,366,500	(29,584)	27,056,347
Small Company Value Fund	7,344,412	21,367,904	(97,213)	30,522,753
S&P Mid Cap Index Fund	7,095,001	20,607,170	(37,960)	74,338,899
Russell 2000 Small Cap Index Fund	4,548,247	15,944,745	(28,291)	53,700,464
Mid Cap Growth Fund	66,111,366	501,543,149	(515,431)	1,426,578,418
Small Cap Growth Equity Fund	13,316,487	72,704,019	(149,416)	137,015,975
MSCI EAFE International Index Fund	5,189,124	3,869,546	(34,977)	16,467,784
Overseas Fund	13,288,318	46,064,137	(145,161)	26,868,870
MM Select T. Rowe Price International Equity Fund	12,739,902	(2,041,994)	(12,093)	(51,437,353)

During the year ended September 30, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$1,480	$(2,816,415)	$2,814,935
Strategic Bond Fund	364	(174,213)	173,849
Diversified Value Fund	5,531,017	(5,285,483)	(245,534)
Fundamental Value Fund	1,820	1,287,373	(1,289,193)
S&P 500 Index Fund	(594,696)	326,696	268,000
Equity Opportunities Fund	1,114	115,168	(116,282)
Fundamental Growth Fund	74	58,567	(58,641)
Blue Chip Growth Fund	1,690	(5,605,794)	5,604,104
Growth Opportunities Fund	949	(5,494,767)	5,493,818
Mid-Cap Value Fund	53	(51,249)	51,196
Small Cap Value Equity Fund	199	4,227	(4,426)
Small Company Value Fund	678	58,801	(59,479)
S&P Mid Cap Index Fund	229	8,386	(8,615)
Russell 2000 Small Cap Index Fund	176	141,029	(141,205)
Mid Cap Growth Fund	3,056	(3,397,597)	3,394,541
Small Cap Growth Equity Fund	(190,892)	(1,997,350)	2,188,242
MSCI EAFE International Index Fund	230	143,395	(143,625)
Overseas Fund	15,050	(447,410)	432,360
MM Select T. Rowe Price International Equity Fund	-	229,086	(229,086)

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at September 30, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Acquisition of MassMutual Select Large Cap Value Fund

Effective January 29, 2018, the MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) reorganized into the Diversified Value Fund. Under the terms of the Agreement and Plan of Reorganization, the Large Cap Value Fund’s assets and liabilities were transferred to the Diversified Value Fund in return for shares of the Diversified Value Fund. The acquisition was accomplished by a tax-free exchange of 8,731,749 Class I shares, 10,580,265 Class R5 shares, 309,967 Service Class shares, 1,663,638 Administrative Class shares, 2,986,826 Class A shares, 74,728 Class R4 shares, and 7,207 Class R3 shares of the Large Cap Value Fund, valued at $207,740,451 in total, for 5,418,748 Class I shares, 6,568,499 Class R5 shares, 193,597 Service Class shares, 1,023,209 Administrative Class shares, 1,848,961 Class A shares, 46,275 Class R4 shares, and 4,375 Class R3 shares of the Diversified Value Fund. The investment portfolio of the Large Cap Value Fund, with a value of $200,826,438 in investments and a cost basis of $150,926,113 at January 26, 2018, was the principal asset acquired by the Diversified Value Fund. For financial reporting purposes, assets received and shares issued by the Diversified Value Fund were recorded at fair value; however, the cost basis of the investments received from the Large Cap Value Fund was carried forward to align ongoing reporting of the Diversified Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for federal income tax purposes. Immediately prior to the acquisition, the Diversified Value Fund’s net assets were $268,324,843.

Assuming the acquisition had been completed on October 1, 2017, the beginning of the annual reporting period of the Diversified Value Fund, the Diversified Value Fund’s pro forma results of operations for the year ended September 30, 2018, would have been as follows:

Net investment income	$7,678,082	*
Net realized gain (loss) and change in unrealized appreciation (depreciation)	$44,296,106	**
Net increase (decrease) in net assets resulting from operations	$51,974,188

*	$6,800,472 as reported, plus $900,457 of the Large Cap Value Fund pre-merger, minus $22,847 of pro-forma eliminated expenses.
**	$71,348,810 as reported, minus $27,052,704 of the Large Cap Value Fund pre-merger.

Because both the Diversified Value Fund and the Large Cap Value Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Large Cap Value Fund that have been included in the Diversified Value Fund’s Statement of Operations since January 29, 2018.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the Diversified Value Fund during the year.

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, and MassMutual Select T. Rowe Price International Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from January 1, 2015 through September 30, 2015, and each of the two years in the period ended December 31, 2014, for the Funds, except MassMutual Select T. Rowe Price International Equity Fund; the related statements of operations, changes in net assets, and financial highlights for the period from February 9, 2018 (commencement of operations) through September 30, 2018, for MassMutual Select T. Rowe Price International Equity Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except MassMutual Select T. Rowe Price International Equity Fund, as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from January 1, 2015 through September 30, 2015, and each of the two years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MassMutual Select T. Rowe Price International Equity Fund as of September 30, 2018, and the results of its operations, changes in net assets, and financial highlights for the period from February 9, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of

Report of Independent Registered Public Accounting Firm (Continued)

securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Chief Executive Officer, AEE International LLC (since 2018); Founder and sole member of PR Academy of Executive Education, LLC (2016-2018); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				111

Eric H. Wietsma Age: 52	President Vice President	Since 2008 2006- 2008	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 47	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	96.02%
Fundamental Value Fund	89.39%
S&P 500 Index Fund	100.00%
Equity Opportunities Fund	25.25%
Fundamental Growth Fund	100.00%
Blue Chip Growth Fund	78.20%
Mid-Cap Value Fund	23.48%
Small Cap Value Equity Fund	99.49%
Small Company Value Fund	27.19%
S&P Mid Cap Index Fund	52.01%
Russell 2000 Small Cap Index Fund	30.77%
Mid Cap Growth Fund	83.90%
Overseas Fund	9.08%

For the year ended September 30, 2018, the following Fund(s) earned the following foreign sources of income:

Amount
MSCI EAFE International Index Fund	$6,100,094
Overseas Fund	13,223,041
MM Select T. Rowe Price International Equity Fund	17,060,650

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2018:

Qualified Dividend Income
Diversified Value Fund	$9,356,384
Fundamental Value Fund	24,054,886
S&P 500 Index Fund	61,124,440
Equity Opportunities Fund	11,253,544
Fundamental Growth Fund	1,765,461
Blue Chip Growth Fund	24,681,244
Growth Opportunities Fund	2,470,468
Mid-Cap Value Fund	1,749,422
Small Cap Value Equity Fund	1,513,532
Small Company Value Fund	2,227,737
S&P Mid Cap Index Fund	5,318,298
Russell 2000 Small Cap Index Fund	2,414,915
Mid Cap Growth Fund	43,572,469
Small Cap Growth Equity Fund	2,321,554
MSCI EAFE International Index Fund	5,540,134
Overseas Fund	57,253
MM Select T. Rowe Price International Equity Fund	15,431,208

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is, or will be, available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2018, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, and Overseas Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its

Other Information (Unaudited) (Continued)

oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2017. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of five of the Funds, total net expense information showed the Funds to be in the first or second comparative quartile of their peer groups (least expensive), and performance information showed the Funds to have had first or second comparative quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Small Company Value Fund, Diversified Value Fund, Blue Chip Growth Fund, S&P 500 Index Fund, and Overseas Fund. The Committee also considered that the Equity Opportunities Fund, Small Cap Growth Equity Fund, and Growth Opportunities Fund each had total net expenses in the first or second comparative quartile, and had performance that improved from the three-year period to the one-year period from the third or fourth comparative quartile to the second comparative quartile. The Committee determined that further inquiry as to expense or performance was not warranted at the time. With respect to the aforementioned Funds, the Committee considered the Funds’ net advisory fees in light of the Funds’ performance and total expenses and determined that they were acceptable.

The Committee noted that the Mid Cap Growth Fund had total net expenses in the first comparative quartile (16th percentile) and net advisory fees in the second comparative quartile (39th percentile), and had achieved performance for the three-year period in the first comparative quartile (14th percentile). They considered that the Fund had experienced one-year performance in the third comparative quartile, but at a level that MML Advisers did not consider to call into question the longer-term performance of the Fund (53rd percentile). The Committee considered that the Strategic Bond Fund had achieved first decile performance for the one- and three-year periods (8th and 6th percentiles, respectively). The Committee considered that the Fund’s total net expenses and net advisory fee were both in the third comparative quartile (58th percentile, in each case). The Committee determined that further inquiry was not required in light of each Fund’s performance and expenses relative to their peers.

As to the Russell 2000 Small Cap Index Fund, the Committee considered that the Fund had total net expenses and net advisory fees in the third comparative quartile (67th and 60th percentiles, respectively). The Committee considered MML Advisers’ statement that the net advisory fee is two basis points above the Fund’s peer group median. The Committee noted that the Fund had experienced performance in the second comparative quartile for the one- and three-year periods (43rd and 50th percentiles, respectively). The Committee considered MML Advisers’ statements that the Fund’s comparative performance is driven substantially by expense levels.

The Committee considered the remaining Funds which had total net expenses in the first or second comparative quartile, but experienced one- and three-year performance in the third or fourth comparative quartile (with the exception of the Small Cap Value Equity Fund, Fundamental Growth Fund, and S&P Mid Cap Index Fund, which had first or second comparative quartile performance for the three-year period).

•

Mid-Cap Value Fund – The Committee noted that the Fund’s net expenses and net advisory fee are in the first comparative quartile (7th and 13th percentiles, respectively). The Committee considered that the Fund has experienced one- and three-year performance in the third comparative quartile (68th and 52nd percentiles, respectively). The Committee considered MML Advisers view that, although the Fund underperformed in 2017, its longer-term performance is competitive and that it expects the recent reallocation of assets between the Fund’s subadvisers to result in improved long-term performance.

•

Fundamental Value Fund – The Committee considered that the Fund’s total net expenses are in the second comparative quartile (29th percentile) and its net advisory fee is in the third comparative quartile (53rd percentile), and that the Fund has experienced performance in the third comparative quartile in the one- and three-year periods (63rd and 64th percentiles, respectively). The Committee considered MML Advisers’ statements that the appointment in late 2017 of a new subadviser with a style complementary to that of the existing subadviser is expected to result in improved performance over the long term.

•

Small Cap Value Equity Fund – The Committee considered that the Fund’s total net expenses and net advisory fee are in the first comparative quartile (15th percentile in each case). The Committee considered that, although the Fund has achieved second comparative quartile performance for the three-year period (50th percentile), it experienced fourth comparative quartile

Other Information (Unaudited) (Continued)

performance for the one-year period (76th percentile). The Committee considered MML Advisers’ statement that the Fund has achieved above-median performance in six of the past eight years, notwithstanding the Fund’s value orientation and the ability of many of the funds in its performance category to invest more significantly in growth stocks.

•

Fundamental Growth Fund – The Committee noted that the Fund’s total net expense ratio and net advisory fee were in the first comparative quartile (11th percentile in each case). The Committee considered that the Fund had experienced performance in the second comparative quartile for the three-year period (41st percentile) and in the third comparative quartile for the one-year period (58th percentile). The Committee considered MML Advisers’ statements that, although the Fund underperformed modestly in the one-year period, the Fund experienced first comparative quartile low levels of volatility during the period, and that the Fund successfully delivers competitive performance with relatively low levels of risk.

•

S&P Mid Cap Index Fund – The Committee noted that the Fund’s total net expense ratio and net advisory fee were in the first comparative quartile (25th percentile in each case). The Committee considered MML Advisers’ statement that the Fund had successfully replicated the Standard & Poor’s MidCap 400® Index with minimal tracking error over both the long and short terms. The Committee noted that the Fund had achieved first comparative quartile performance for the three-year period (13th percentile); the Committee considered that the Fund’s performance for the one-year period was in the fourth comparative quartile (87th percentile).

•

Total Return Bond Fund – The Committee noted that the Fund’s total net expenses were in the first comparative quartile (17th percentile) and its net advisory fee was in the second comparative quartile (45th percentile). The Committee considered that the Fund had experienced third comparative quartile performance for the one- and three-year periods (71st and 67th percentiles, respectively). The Committee considered MML Advisers’ statement that the absolute amount of the Fund’s underperformance in both periods has been relatively small, and that the Fund’s defensive positioning has led to a relatively low-risk, low-volatility strategy that has performed appropriately in relation to its benchmark.

•

MSCI EAFE International Index Fund – The Committee considered that the Fund’s total net expenses were in the second comparative quartile (38th percentile) and its net advisory fee was in the first comparative quartile (25th percentile). The Committee considered MML Advisers’ statement that the Fund had replicated the MSCI EAFE Index with acceptable tracking error over both the long and short terms. The Committee noted that the Fund’s performance for the one- and three-year periods was in the third comparative quartile (71st and 53rd percentiles, respectively).

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2018:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.33%	$1,000.00	$1.67	$1,023.70	$1.69
Class R5	1,000	0.43%	1,000.00	2.18	1,023.20	2.20
Service Class	1,000	0.54%	999.00	2.74	1,022.60	2.77
Administrative Class	1,000	0.64%	999.00	3.24	1,022.10	3.28
Class A	1,000	0.89%	996.90	4.50	1,020.80	4.56
Class R4	1,000	0.79%	996.90	4.00	1,021.30	4.05
Class R3	1,000	1.03%	996.90	5.21	1,020.10	5.27

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.47%	$985.40	$2.36	$1,023.00	$2.41
Class R5	1,000	0.57%	985.40	2.87	1,022.50	2.92
Service Class	1,000	0.67%	984.40	3.37	1,021.90	3.43
Administrative Class	1,000	0.77%	984.40	3.87	1,021.40	3.94
Class A	1,000	1.02%	982.40	5.12	1,020.20	5.22
Class R4	1,000	0.92%	983.30	4.62	1,020.70	4.71
Class R3	1,000	1.17%	982.20	5.88	1,019.40	5.99
Diversified Value Fund
Class I	1,000	0.56%	1,079.30	2.95	1,022.50	2.87
Class R5	1,000	0.66%	1,079.10	3.48	1,022.00	3.38
Service Class	1,000	0.76%	1,078.30	4.00	1,021.50	3.89
Administrative Class	1,000	0.86%	1,077.80	4.53	1,021.00	4.40
Class A	1,000	1.11%	1,076.90	5.84	1,019.70	5.68
Class R4	1,000	1.01%	1,076.80	5.32	1,020.20	5.17
Class R3	1,000	1.26%	1,074.80	6.63	1,019.00	6.45
Fundamental Value Fund
Class I	1,000	0.63%	1,057.60	3.29	1,022.10	3.23
Class R5	1,000	0.73%	1,057.40	3.81	1,021.60	3.74
Service Class	1,000	0.83%	1,056.70	4.33	1,021.10	4.25
Administrative Class	1,000	0.93%	1,056.30	4.85	1,020.60	4.76
Class A	1,000	1.18%	1,055.30	6.15	1,019.40	6.04
Class R4	1,000	1.08%	1,055.20	5.63	1,019.90	5.53
Class R3	1,000	1.33%	1,054.40	6.92	1,018.60	6.80
S&P 500 Index Fund
Class I	1,000	0.11%	1,113.00	0.59	1,024.80	0.56
Class R5	1,000	0.22%	1,112.70	1.18	1,024.20	1.13
Service Class	1,000	0.37%	1,112.00	1.98	1,023.50	1.90
Administrative Class	1,000	0.47%	1,111.20	2.51	1,023.00	2.41
Class A	1,000	0.72%	1,110.40	3.85	1,021.70	3.69
Class R4	1,000	0.62%	1,110.20	3.32	1,022.20	3.18
Class R3	1,000	0.86%	1,108.90	4.60	1,021.00	4.40
Equity Opportunities Fund
Class I	1,000	0.74%	1,102.40	3.94	1,021.60	3.79
Class R5	1,000	0.84%	1,101.40	4.47	1,021.10	4.30
Service Class	1,000	0.94%	1,101.00	5.00	1,020.60	4.81
Administrative Class	1,000	1.04%	1,100.60	5.54	1,020.10	5.32
Class A	1,000	1.29%	1,099.00	6.86	1,018.80	6.60
Class R4	1,000	1.19%	1,099.90	6.33	1,019.30	6.09
Class R3	1,000	1.44%	1,098.20	7.66	1,018.00	7.36
Fundamental Growth Fund
Class I	1,000	0.70%	1,147.40	3.81	1,021.80	3.59
Class R5	1,000	0.80%	1,147.00	4.35	1,021.30	4.10
Service Class	1,000	0.90%	1,146.60	4.90	1,020.80	4.61
Administrative Class	1,000	1.00%	1,145.30	5.44	1,020.30	5.12
Class A	1,000	1.25%	1,144.50	6.79	1,019.00	6.40
Class R4	1,000	1.15%	1,144.70	6.25	1,019.50	5.89
Class R3	1,000	1.40%	1,142.50	7.60	1,018.20	7.16

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	$1,000	0.64%	$1,115.50	$3.43	$1,022.10	$3.28
Class R5	1,000	0.74%	1,114.70	3.97	1,021.60	3.79
Service Class	1,000	0.84%	1,113.80	4.50	1,021.10	4.30
Administrative Class	1,000	0.94%	1,113.40	5.03	1,020.60	4.81
Class A	1,000	1.19%	1,112.10	6.37	1,019.30	6.09
Class R4	1,000	1.09%	1,112.40	5.84	1,019.80	5.58
Class R3	1,000	1.34%	1,111.10	7.17	1,018.60	6.85
Growth Opportunities Fund
Class I	1,000	0.74%	1,148.00	4.03	1,021.60	3.79
Class R5	1,000	0.84%	1,146.90	4.57	1,021.10	4.30
Service Class	1,000	0.94%	1,146.60	5.11	1,020.60	4.81
Administrative Class	1,000	1.04%	1,145.70	5.66	1,020.10	5.32
Class A	1,000	1.29%	1,144.90	7.01	1,018.80	6.60
Class R4	1,000	1.19%	1,145.00	6.47	1,019.30	6.09
Class R3	1,000	1.44%	1,144.00	7.82	1,018.00	7.36
Mid-Cap Value Fund
Class I	1,000	0.80%	1,051.60	4.16	1,021.30	4.10
Class R5	1,000	0.90%	1,050.50	4.68	1,020.80	4.61
Service Class	1,000	1.00%	1,049.90	5.19	1,020.30	5.12
Administrative Class	1,000	1.10%	1,050.60	5.72	1,019.80	5.63
Class A	1,000	1.35%	1,048.40	7.01	1,018.50	6.91
Class R4	1,000	1.25%	1,049.60	6.49	1,019.00	6.40
Class R3	1,000	1.50%	1,048.30	7.79	1,017.70	7.67
Small Cap Value Equity Fund
Class I	1,000	0.80%	1,113.10	4.28	1,021.30	4.10
Class R5	1,000	0.90%	1,113.00	4.82	1,020.80	4.61
Service Class	1,000	1.00%	1,112.10	5.35	1,020.30	5.12
Administrative Class	1,000	1.10%	1,112.00	5.89	1,019.80	5.63
Class A	1,000	1.35%	1,110.20	7.22	1,018.50	6.91
Class R4	1,000	1.25%	1,110.90	6.69	1,019.00	6.40
Class R3	1,000	1.50%	1,109.80	8.02	1,017.70	7.67
Small Company Value Fund
Class I	1,000	0.93%	1,080.80	4.90	1,020.60	4.76
Class R5	1,000	1.03%	1,079.40	5.43	1,020.10	5.27
Service Class	1,000	1.13%	1,079.80	5.96	1,019.60	5.78
Administrative Class	1,000	1.23%	1,078.60	6.48	1,019.10	6.29
Class A	1,000	1.48%	1,077.50	7.79	1,017.80	7.57
Class R4	1,000	1.38%	1,077.50	7.27	1,018.30	7.06
Class R3	1,000	1.62%	1,077.50	8.53	1,017.10	8.28
S&P Mid Cap Index Fund
Class I	1,000	0.15%	1,082.20	0.79	1,024.60	0.77
Class R5	1,000	0.25%	1,082.50	1.32	1,024.10	1.28
Service Class	1,000	0.40%	1,081.40	2.11	1,023.30	2.05
Administrative Class	1,000	0.50%	1,080.70	2.64	1,022.80	2.56
Class A	1,000	0.75%	1,079.40	3.95	1,021.50	3.84
Class R4	1,000	0.65%	1,079.80	3.43	1,022.00	3.33
Class R3	1,000	0.90%	1,078.70	4.74	1,020.80	4.61

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Russell 2000 Small Cap Index Fund
Class I	$1,000	0.19%	$1,116.00	$1.02	$1,024.40	$0.97
Class R5	1,000	0.29%	1,115.20	1.55	1,023.90	1.49
Service Class	1,000	0.44%	1,114.70	2.36	1,023.10	2.26
Administrative Class	1,000	0.54%	1,113.60	2.89	1,022.60	2.77
Class A	1,000	0.79%	1,112.70	4.23	1,021.30	4.05
Class R4	1,000	0.69%	1,113.20	3.70	1,021.80	3.54
Class R3	1,000	0.94%	1,112.10	5.03	1,020.60	4.81
Mid Cap Growth Fund
Class I	1,000	0.71%	1,084.10	3.75	1,021.70	3.64
Class R5	1,000	0.81%	1,083.50	4.28	1,021.20	4.15
Service Class	1,000	0.91%	1,082.70	4.80	1,020.70	4.66
Administrative Class	1,000	1.01%	1,082.40	5.33	1,020.20	5.17
Class A	1,000	1.26%	1,081.10	6.65	1,019.00	6.45
Class R4	1,000	1.16%	1,081.60	6.12	1,019.50	5.94
Class R3	1,000	1.41%	1,080.10	7.43	1,018.20	7.21
Small Cap Growth Equity Fund
Class I	1,000	0.85%	1,169.10	4.67	1,021.00	4.35
Class R5	1,000	0.95%	1,168.60	5.22	1,020.50	4.86
Service Class	1,000	1.05%	1,167.80	5.77	1,020.00	5.38
Administrative Class	1,000	1.15%	1,167.50	6.32	1,019.50	5.89
Class A	1,000	1.40%	1,165.60	7.68	1,018.20	7.16
Class R4	1,000	1.30%	1,166.20	7.14	1,018.80	6.65
Class R3	1,000	1.55%	1,164.70	8.50	1,017.50	7.92
MSCI EAFE International Index Fund
Class I	1,000	0.25%	996.20	1.26	1,024.10	1.28
Class R5	1,000	0.35%	995.40	1.77	1,023.60	1.79
Service Class	1,000	0.50%	995.40	2.53	1,022.80	2.56
Administrative Class	1,000	0.60%	994.70	3.03	1,022.30	3.08
Class A	1,000	0.85%	993.10	4.29	1,021.00	4.35
Class R4	1,000	0.75%	993.10	3.79	1,021.50	3.84
Class R3	1,000	1.00%	992.30	5.05	1,020.30	5.12
Overseas Fund
Class I	1,000	0.92%	984.30	4.63	1,020.70	4.71
Class R5	1,000	1.02%	984.40	5.13	1,020.20	5.22
Service Class	1,000	1.12%	983.20	5.63	1,019.70	5.73
Administrative Class	1,000	1.22%	982.30	6.13	1,019.20	6.24
Class A	1,000	1.47%	980.90	7.38	1,017.90	7.52
Class R4	1,000	1.37%	981.70	6.88	1,018.40	7.01
Class R3	1,000	1.62%	980.70	8.13	1,017.10	8.28
MM Select T. Rowe Price International Equity Fund
Class I	1,000	0.67%	959.40	3.33	1,021.90	3.43

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45698-00

MassMutual

Annual Report

MassMutual Select BlackRock Global Allocation Fund

September 30, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that, although the financial markets will go up and down over time, taking a long-term approach to investing gives retirement investors more time to ride out the downturns as they work toward achieving their long-term investment goals.”

September 30, 2018

Despite the return of volatility, markets remained strong overall

I am pleased to present you with MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended September 30, 2018 (the “fiscal year” or the “period”). During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017. Nevertheless, total returns for the period were solidly positive.

Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, all of which dominated headlines for the majority of the fiscal year. Foreign stocks in developed markets trailed their U.S.-based counterparts for the period, but generally outpaced their emerging-market competitors.

Bond investors in the United States struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the fiscal year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.*

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential to have more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*Diversification	and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2018

Market Highlights

•	During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017, but total returns for the fiscal year (or the “period”) were solidly positive.

•	Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, which dominated year-to-date headlines in 2018.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

Market Environment

U.S. equity investors enjoyed positive returns for the fiscal year beginning October 1, 2017, though those gains occurred in a more volatile market than they encountered during the previous fiscal year. After a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (the Dow) declined for the first quarter of 2018. Both indexes hit record highs in January, dropped sharply in February, and climbed back to record highs near the end of the fiscal year.

During the second and third quarters of the fiscal year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering subsequent rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

As the first quarter of fiscal year began, strong corporate earnings reports and tempered rate hike expectations boosted investor confidence and the broad market S&P 500 delivered a strong 5.7% return for the quarter on the way to a 17.91% return for the fiscal year. The Dow followed a similar pattern to end at 20.76%. The technology-heavy NASDAQ Composite Index fared even better, advancing 25.17%, with prominent technology companies like Apple, Netflix, and Google leading the way. Small- and mid-cap stocks underperformed their larger peers and growth stocks widely outperformed their value counterparts during the period.

The information technology and consumer discretionary sectors led all others during the fiscal year, delivering double-digit returns and beating the S&P 500. Seven of the remaining sectors delivered positive returns, but lagged the S&P 500. Only two sectors – communication services and utilities – delivered negative returns for the fiscal year.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and delivered a fiscal year return of 2.74%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared even worse, ending at -0.81% for the period.

The Federal Reserve Board (the Fed) reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the fiscal year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times during the fiscal year – in December (2017), March, June, and September 2018. All rate hikes during the period were in line with expectations and markets absorbed them with little reaction from investors. At the end of the fiscal year, the Fed raised its projection for the federal funds rate to 2.00%–2.25% as the market was pricing in the probability of an additional 0.25% hike following the December 2018 FOMC meeting. The Fed’s action follows signals that inflation may be rising faster than desired.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the fiscal year at 2.33%, yields rose 0.74% to end at 3.07%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index ended the period at -1.22%. Investment-grade corporate bonds fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the period at -1.18%. The Bloomberg Barclays U.S. Corporate High Yield Index fared better, ending with a gain of 3.05%.

Review and maintain your strategy

At MassMutual, we are people protecting people. That is why we are committed to helping people secure and protect their long-term financial future, so they can take care of the ones they love. Saving for retirement continues to be an important and urgent challenge for most. We remind you, as an investor in stock and bond funds, that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

September 30, 2018

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 2.57%, substantially underperforming the 10.96% return of the FTSE World Index (the “benchmark”), which measures the performance of the large-and mid-capitalization universe for developed and advanced emerging market segments. It is part of the FTSE Global Equity Index Series. The Fund outperformed the -1.54% return of the FTSE World Government Bond Index (WGBI), which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Fund underperformed the 6.24% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the FTSE Non-U.S. Dollar World Government Bond Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed as a highly diversified portfolio invested across multiple asset classes, regions, sectors, currencies, and individual securities. The performance of any individual security is not intended to have a significant impact on the overall return of the Fund. Given the diversified composition of the Fund, the commentary below reflects the general themes affecting Fund performance over the period.

For the year ended September 30, 2018, within equities, an underweight allocation to the United States, relative to the benchmark, and an overweight allocation to Japan detracted from performance. From a sector perspective, stock selection within the information technologies, consumer discretionary, industrials, materials, and health care sectors detracted from the Fund’s performance. Also weighing on returns was an overweight stake in and stock selection within the telecommunication services sector. Exposure to commodity-related securities and cash and cash equivalents also held back the Fund’s relative performance.

The Fund’s overweight allocation to India helped to drive its full-year results. From a sector perspective, an overweight allocation to and stock selection within the energy sector also contributed to returns. Finally, stock selection within the utilities sector added to performance.

More broadly, an underweight allocation to fixed income positively contributed and exposure to credit was additive. Finally, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Economic evidence suggests global growth, moving forward, could remain positive with increased divergence across regions. Global growth continues to be led by the U.S., which is supported by strong job growth, improving wages, and fiscal stimulus. While idiosyncratic opportunities across Europe exist, Fund managers are mindful that muted earnings growth and political risks could limit the upside potential of local equity markets. While U.S./China trade concerns continue to pose risks to Asian equity markets, Fund management believes that above-average long-term growth potential, coupled with low relative valuations, make Asian equities attractive investments for longer-term investors.

The Fund continues to favor equities over fixed income, but has recently shifted its equity positioning to be more defensive, due to the diminishing impact of recent U.S. tax cuts, coupled with tightening financial conditions, which include rising interest rates, rising oil prices, and a strengthening U.S. dollar (USD). Despite solid economic growth, Fund managers recognize that a continued tightening of global financial conditions, coupled with elevated geopolitical risk, could lead to an increase in market volatility. In addition, they believe it is important to diversify equity risks more broadly, and hold exposure to cash equivalents, U.S. Treasuries, and an overweight to USD assets in an effort to help manage overall portfolio volatility.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/18

U.S. Treasury Note 2.750% 7/31/23	5.1%
U.S. Treasury Note 2.625% 6/30/23	4.1%
U.S. Treasury Note 2.875% 7/31/25	3.0%
U.S. Treasury Note 2.875% 9/30/23	2.8%
U.S. Treasury Note 2.750% 8/31/23	2.4%
U.S. Treasury Note 2.750% 9/30/20	2.0%
U.S. Treasury Note 2.875% 5/31/25	2.0%
Apple, Inc.	1.8%
Microsoft Corp.	1.7%
Alphabet, Inc. Class C	1.6%

26.5%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Equities	64.2%
Bonds & Notes	30.1%
Mutual Funds	1.1%
Purchased Options	0.4%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

Equities Sold Short	(0.4)%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the FTSE World Index, the FTSE World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/1/09 - 9/30/18
Class R5	2.57%	4.60%	5.26%
Service Class	2.41%	4.53%	5.17%
Administrative Class	2.23%	4.40%	5.07%
Class A	2.00%	4.14%	4.77%
Class A (sales load deducted)*	-3.61%	2.96%	4.10%
FTSE World Index#	10.96%	9.45%	9.84%
FTSE World Government Bond Index	-1.54%	0.20%	0.65%
Custom Global Allocation Index	6.24%	6.32%	7.05%

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class I, Class R4, Class R3, the FTSE World Index, the FTSE World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	2.61%	4.00%
Class R4	2.10%	3.50%
Class R3	1.88%	3.26%
FTSE World Index#	10.96%	8.46%
FTSE World Government Bond Index	-1.54%	-0.12%
Custom Global Allocation Index	6.24%	5.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the FTSE World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 64.2%

COMMON STOCK — 62.8%
Australia — 0.0%
The AGL Energy Ltd.	2,860	$40,395
AMP Ltd.	742	1,711
Rio Tinto Ltd.	438	24,809
Stockland	7,822	23,410
Woolworths Ltd.	1,526	30,891

		121,216

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	21,775	1,905,729

Bermuda — 0.1%
China Resources Gas Group Ltd.	2,000	8,140
CK Infrastructure Holdings Ltd.	28,500	225,759
Hongkong Land Holdings Ltd.	3,700	24,478
Jardine Matheson Holdings Ltd.	4,300	269,800

		528,177

Brazil — 0.5%
Azul SA (a)	91,886	1,634,652
Banco do Brasil SA	4,898	35,717
Banco Santander Brasil SA	917	8,108
Hapvida Participacoes e Investimentos SA (a) (b)	84,427	501,727
JBS SA	1,088	2,527
Notre Dame Intermedica Participacoes SA (a)	100,048	653,271
Suzano Papel e Celulose SA	2,067	24,608
TIM Participacoes SA	1,525	4,429

		2,865,039

Canada — 1.2%
Canadian Natural Resources Ltd.	655	21,400
Enbridge, Inc.	38,084	1,228,925
Encana Corp.	213,692	2,801,502
Husky Energy, Inc.	2,320	40,737
Imperial Oil Ltd.	987	31,941
Magna International, Inc.	33	1,734
Manulife Financial Corp.	249	4,451
Nutrien Ltd.	970	56,008
Suncor Energy, Inc.	36,540	1,413,904
Teck Resources Ltd.	230	5,543
TransCanada Corp.	36,847	1,490,825

		7,096,970

Cayman Islands — 1.5%
Agile Group Holdings Ltd.	10,000	13,944
Alibaba Group Holding Ltd. Sponsored ADR (a)	17,686	2,913,945
Baidu, Inc. Sponsored ADR (a)	60	13,721
CK Asset Holdings Ltd.	1,000	7,462
Country Garden Holdings Co. Ltd.	8,000	9,955

	Number of Shares	Value
Country Garden Services Holdings Co.Ltd. (a)	8,344	$14,189
Meituan Dianping Class A (a) (c)	57,549	505,038
New Oriental Education & Technology Group, Inc. Sponsored ADR	879	65,055
Ping An Healthcare and Technology Co. Ltd. (a) (b)	140,700	940,685
Sands China Ltd.	800	3,582
SINA Corp. (a)	1,192	82,820
Tencent Holdings Ltd.	94,800	3,917,346
Tingyi Cayman Islands Holding Corp.	6,000	11,026
Want Want China Holdings Ltd.	239,000	201,348
WH Group Ltd. (b)	65,500	46,129
Wharf Real Estate Investment Co. Ltd.	26,000	167,765

		8,914,010

China — 0.1%
Agricultural Bank of China Ltd. Class A	100	56
Agricultural Bank of China Ltd. Class H	24,000	11,700
Anhui Conch Cement Co. Ltd. Class H	500	2,988
BAIC Motor Corp. Ltd. Class H (b)	5,500	4,407
Bank of China Ltd. Class H	10,000	4,423
Beijing Capital International Airport Co. Ltd. Class H	244,000	294,783
BOE Technology Group Co. Ltd. Class A	100	46
China CITIC Bank Class H	16,000	10,172
China Communications Services Corp. Ltd.	30,000	27,685
China Construction Bank Corp. Class H	12,000	10,409
China National Building Material Co. Ltd. Class H	10,000	8,869
China Petroleum & Chemical Corp. Class H	44,000	44,121
China Shenhua Energy Co. Ltd.	10,500	23,777
Dongfeng Motor Group Co. Ltd. Class H	8,000	8,239
Guangzhou Automobile Group Co. Ltd.	17,600	19,276
Industrial & Commercial Bank of China Ltd. Class H	81,000	58,811
Ping An Insurance Group Co. of China Ltd.	500	5,081
Sinopec Shanghai Petrochemical Co. Ltd. Class H	14,000	8,545
Zhejiang Expressway Co. Ltd. Class H	8,000	6,641

		550,029

Czech Republic — 0.0%
CEZ AS	9,615	245,413

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Denmark — 0.1%
Carlsberg A/S Class B	709	$85,014
Danske Bank A/S	1,487	39,012
Novo Nordisk A/S Class B	7,318	344,488

		468,514

Finland — 0.0%
Nokia OYJ	7,628	42,305

France — 2.6%
AXA SA	44,898	1,205,424
BNP Paribas SA	435	26,585
Cie de Saint-Gobain	2,082	89,783
Cie Generale des Etablissements Michelin SCA	437	52,175
Credit Agricole SA	323	4,640
Danone SA	50,477	3,907,757
Dassault Aviation SA	617	1,140,297
Eiffage SA	4,100	457,468
Engie	3,208	47,122
Eutelsat Communications SA	12,438	293,727
Kering SA	184	98,389
Publicis Groupe SA	763	45,507
Safran SA	21,202	2,967,310
Sanofi	4,367	389,535
Societe Generale SA	2,205	94,557
Sodexo SA	23,962	2,538,027
Total SA Sponsored ADR	810	52,156
Unibail Rodamco Westfield	8,435	1,694,233

		15,104,692

Germany — 1.6%
adidas AG	77	18,855
Allianz SE	363	80,865
Bayer AG	43,301	3,846,575
Evonik Industries AG	2,396	85,821
Fraport AG Frankfurt Airport Services Worldwide	3,607	318,700
Fresenius SE & Co. KGaA	62,659	4,600,703
Muenchener Rueckversicherungs AG Registered	119	26,356
SAP SE	547	67,320
Vonovia SE	2,306	112,664

		9,157,859

Hong Kong — 0.8%
Beijing Enterprises Holdings Ltd.	3,500	19,632
China Mobile Ltd.	4,500	44,164
China Resources Beer Holdings Company Ltd.	2,000	8,040
China Resources Cement Holdings Ltd.	32,000	37,286
CITIC Ltd.	19,000	28,293
CLP Holdings Ltd.	24,500	286,730
CNOOC Ltd.	42,000	82,978

	Number of Shares	Value
Fosun International Ltd.	20,500	$36,119
Galaxy Entertainment Group Ltd.	3,000	18,783
Hang Lung Properties Ltd.	105,000	205,278
HKT Trust & HKT Ltd.	110,000	151,226
Hong Kong Exchanges & Clearing Ltd.	100	2,841
I-CABLE Communications Ltd. (a)	22,228	499
Link REIT	25,500	250,893
MTR Corp. Ltd.	1,000	5,245
Power Assets Holdings Ltd.	18,000	125,026
Sino Land Co. Ltd.	76,000	130,218
Sun Hung Kai Properties Ltd.	185,250	2,698,450
Swire Pacific Ltd. Class A	16,500	180,784
The Wharf Holdings Ltd.	32,000	86,649

		4,399,134

India — 1.3%
Coal India Ltd.	57,024	209,963
HCL Technologies Ltd.	1,175	17,605
Hero MotoCorp Ltd.	4,962	199,125
Hindustan Petroleum Corp. Ltd.	17,516	60,761
Hindustan Unilever Ltd.	401	8,883
Housing Development Finance Corp. Ltd.	61,680	1,488,623
Indian Oil Corp. Ltd.	1,966	4,177
Infosys Ltd.	1,943	19,572
JSW Steel Ltd.	2,814	14,752
Kotak Mahindra Bank Ltd.	52,579	824,176
Maruti Suzuki India Ltd.	5,948	600,480
Oil & Natural Gas Corp. Ltd.	61,220	150,908
Reliance Industries Ltd.	190,812	3,302,492
State Bank of India (a)	132,781	485,959
Tata Consultancy Services Ltd.	567	17,070
Wipro Ltd.	453	2,016
Yes Bank Ltd.	61,846	157,055

		7,563,617

Indonesia — 0.1%
Bank Central Asia Tbk PT	81,500	131,989
Siloam International Hospitals Tbk PT (a)	827,825	162,157

		294,146

Ireland — 0.1%
Accenture PLC Class A	707	120,331
Allergan PLC	360	68,573
Eaton Corp. PLC	1,102	95,576
Ingersoll-Rand PLC	496	50,741
Medtronic PLC	2,591	254,877

		590,098

Italy — 1.0%
Ei Towers SpA	16,847	1,110,898
Enel SpA	234,198	1,196,748
Eni SpA	2,938	55,412

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Luxottica Group SpA	29,683	$2,014,480
RAI Way SpA (b)	115,286	585,606
Snam SpA	96,878	402,822
Telecom Italia SpA (a)	312,036	189,101
Telecom Italia SpA (a)	524,075	324,633
UniCredit SpA	1,088	16,312

		5,896,012

Japan — 8.4%
Aeon Co. Ltd.	100	2,410
Ajinomoto Co., Inc.	109,100	1,872,346
Alfresa Holdings Corp.	5,600	149,860
Alpine Electronics, Inc.	4,100	77,039
Asahi Kasei Corp.	71,700	1,087,558
Astellas Pharma, Inc.	109,350	1,907,748
Bridgestone Corp.	16,200	612,211
Canon Marketing Japan, Inc.	4,700	99,738
COMSYS Holdings Corp.	5,700	168,806
Daicel Corp.	21,100	245,191
Daikin Industries Ltd.	7,500	998,615
Daiwa House Industry Co. Ltd.	500	14,825
Denso Corp.	54,570	2,881,072
Dowa Holdings Co. Ltd.	2,800	88,696
East Japan Railway Co.	31,153	2,894,434
Eisai Co. Ltd.	700	68,157
Exedy Corp.	3,300	109,384
Fujitsu	200	14,245
GS Yuasa Corp.	4,800	118,156
Hino Motors Ltd.	9,800	107,328
Hitachi Chemical Co. Ltd.	7,700	156,743
Hitachi Ltd.	2,800	95,148
Hoya Corp.	30,620	1,817,784
Inpex Corp.	400	4,979
Japan Airlines Co. Ltd.	76,500	2,749,926
Japan Aviation Electronics Industry Ltd.	7,000	117,946
JFE Holdings, Inc.	600	13,699
Kajima Corp.	500	7,265
Kamigumi Co. Ltd.	5,100	112,414
KDDI Corp.	7,700	212,754
Keyence Corp.	400	232,057
Kinden Corp.	17,100	273,754
Koito Manufacturing Co. Ltd.	25,500	1,672,447
Kuraray Co. Ltd.	7,100	106,756
Kyowa Hakko Kirin Co. Ltd.	700	13,132
Kyudenko Corp.	2,800	111,172
Mabuchi Motor Co. Ltd.	4,100	165,494
Maeda Road Construction Co. Ltd.	7,000	142,370
Medipal Holdings Corp.	6,400	133,578
Mitsubishi Electric Corp.	228,200	3,126,007
Mitsubishi Heavy Industries Ltd.	1,100	42,481
Mitsubishi Tanabe Pharma Corp.	300	5,019
Mitsubishi UFJ Financial Group, Inc.	2,300	14,317
Mitsui & Co. Ltd.	300	5,331

	Number of Shares	Value
Murata Manufacturing Co. Ltd.	15,970	$2,448,980
Nexon Co. Ltd. (a)	400	5,230
Nichias Corp.	3,500	91,046
Nintendo Co. Ltd.	100	36,499
Nippo Corp.	6,600	121,141
Nippon Telegraph & Telephone Corp.	3,940	177,981
Nippon Television Holdings, Inc.	12,800	221,730
Nitto Denko Corp.	41,100	3,081,330
Okumura Corp.	6,246	195,971
Ono Pharmaceutical Co. Ltd.	400	11,315
Oracle Corp.	400	32,247
Otsuka Holdings Co. Ltd.	500	25,207
Panasonic Corp.	4,600	53,595
Rohm Co. Ltd.	15,860	1,149,849
Seino Holdings Co. Ltd.	7,500	113,372
Seven & i Holdings Co. Ltd.	2,500	111,350
Shimamura Co. Ltd.	1,000	94,807
Shin-Etsu Chemical Co. Ltd.	26,588	2,355,185
Shionogi & Co. Ltd.	200	13,062
Shiseido Co. Ltd.	500	38,719
Sony Corp.	700	42,929
Stanley Electric Co. Ltd.	3,300	112,830
Subaru Corp.	123,430	3,781,149
Sumitomo Chemical Co. Ltd.	8,000	46,820
Sumitomo Mitsui Financial Group, Inc.	330	13,319
Suzuken Co. Ltd.	2,800	132,825
Suzuki Motor Corp.	51,137	2,929,706
Taisei Corp.	600	27,359
Takeda Pharmaceutical Co. Ltd.	9,500	406,772
Toagosei Co. Ltd.	7,300	84,226
Toda Corp.	30,700	221,551
Toho Co. Ltd.	4,300	134,938
Tokyo Gas Co. Ltd.	73,297	1,801,707
Tokyo Steel Manufacturing Co. Ltd.	19,400	141,972
Toray Industries, Inc.	77,300	580,771
Toshiba Corp. (a)	1,900	54,917
Toyota Industries Corp.	29,521	1,746,367
TV Asahi Holdings Corp.	9,300	178,589
Ube Industries Ltd.	38,860	1,057,058
Unicharm Corp.	700	23,121
Yamato Kogyo Co. Ltd.	4,000	125,998

		48,873,932

Liberia — 0.0%
Royal Caribbean Cruises Ltd.	338	43,920

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	44,100	94,994

Mexico — 0.0%
Cemex SAB de CV (a)	21,128	14,869

Netherlands — 1.3%
ABN AMRO Group NV CVA (b)	39,512	1,075,622

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Koninklijke Philips NV	119,298	$5,433,343
Schlumberger Ltd.	12,682	772,587

		7,281,552

Norway — 0.0%
Equinor ASA	1,037	29,232

Poland — 0.0%
PGE Polska Grupa Energetyczna SA (a)	1,025	2,646
Polski Koncern Naftowy ORLEN SA	109	2,982
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	5,609	9,819

		15,447

Portugal — 0.1%
Jeronimo Martins SGPS SA	7,785	114,651
NOS SGPS SA	73,864	442,365

		557,016

Republic of Korea — 0.8%
Coway Co. Ltd.	2,319	180,995
Doosan Bobcat, Inc.	28,165	1,024,675
E-MART, Inc.	42	7,857
Hana Financial Group, Inc.	1,319	52,972
Industrial Bank Of Korea	1,611	22,105
KB Financial Group, Inc.	468	22,809
KT&G Corp.	14,028	1,315,213
LG Chem Ltd.	859	283,093
Lotte Chemical Corp.	7	1,753
NCSoft Corp.	333	132,836
POSCO	999	265,300
S-Oil Corp.	1,418	175,072
Samsung Electronics Co. Ltd.	18,723	784,162
Samsung SDS Co. Ltd.	35	7,286
Shinhan Financial Group Co. Ltd.	1,734	70,022
SK Hynix, Inc.	107	7,051
SK Innovation Co. Ltd.	32	6,202
SK Telecom Co. Ltd.	926	234,896
Woori Bank	1,591	24,227

		4,618,526

Singapore — 0.5%
CapitaLand Ltd.	1,017,500	2,504,675
ComfortDelGro Corp. Ltd.	99,700	176,998
Genting Singapore Ltd.	50,600	39,167
Singapore Telecommunications Ltd.	90,300	213,792

		2,934,632

South Africa — 0.0%
Naspers Ltd.	14	3,013
Old Mutual Ltd.	16,771	35,911
Tiger Brands Ltd.	241	4,503

		43,427

	Number of Shares	Value
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	14,909	$94,264
CaixaBank SA	4,774	21,683
Cellnex Telecom SA (b)	70,420	1,845,093
Repsol SA	165	3,288
Telefonica SA	2,273	17,913

		1,982,241

Sweden — 0.0%
Sandvik AB	1,963	34,840
Telefonaktiebolaget LM Ericsson Class B	3,724	32,973
Volvo AB Class B	184	3,250

		71,063

Switzerland — 1.1%
Chubb Ltd.	10,369	1,385,713
Cie Financiere Richemont SA	478	38,915
Nestle SA	50,793	4,231,366
Novartis AG	671	57,812
Roche Holding AG	279	67,512
SGS SA Registered	10	26,306
The Swatch Group AG Registered	159	12,380
Swiss Re Ltd.	425	39,195
UBS Group AG	52,252	824,067

		6,683,266

Taiwan — 0.8%
Cathay Financial Holding Co. Ltd.	146,000	250,936
Cheng Shin Rubber Industry Co. Ltd.	71,211	111,918
Chunghwa Telecom Co. Ltd.	359,000	1,294,146
Far EasTone Telecommunications Co. Ltd.	212,000	505,328
Formosa Chemicals & Fibre Corp.	49,000	204,274
Formosa Petrochemical Corp.	38,000	183,387
Formosa Plastics Corp.	56,000	214,490
Fubon Financial Holding Co. Ltd.	180,000	305,258
Hon Hai Precision Industry Co. Ltd.	91,100	234,638
MediaTek, Inc.	1,000	8,077
Nan Ya Plastics Corp.	70,000	194,460
Nanya Technology Corp.	6,000	11,405
Taiwan Cooperative Financial Holding Co. Ltd.	60	37
Taiwan Mobile Co. Ltd.	176,000	631,205
Taiwan Semiconductor Manufacturing Co. Ltd.	37,000	315,923
Uni-President Enterprises Corp.	114,000	297,639
Yageo Corp.	1,000	14,998

		4,778,119

Thailand — 0.2%
Advanced Info Service PCL	48,100	298,952
Intouch Holdings PCL	130,100	216,230
PTT Global Chemical PCL	109,200	274,351

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
The Siam Cement PCL	2,700	$39,242
The Siam Cement PCL NVDR	13,400	184,834
Thai Oil PCL	4,300	11,773
Thai Oil PCL	58,700	160,635

		1,186,017

Turkey — 0.0%
BIM Birlesik Magazalar AS	209	2,817
Eregli Demir ve Celik Fabrikalari TAS	644	1,176
Turk Hava Yollari AO (a)	11,618	36,788
Turkiye Is Bankasi AS	16,279	11,934

		52,715

United Kingdom — 3.3%
Anglo American PLC	1,531	34,294
Barclays PLC	20,683	46,242
Berkeley Group Holdings PLC	2,035	97,521
BP PLC	2,559	19,634
GlaxoSmithKline PLC	4,738	94,925
GW Pharmaceuticals PLC ADR (a)	2,109	364,309
HSBC Holdings PLC	240,380	2,098,364
Liberty Global PLC Series A (a)	36,708	1,061,962
Liberty Global PLC Series C (a)	1,345	37,875
National Grid PLC	9,372	96,638
NMC Health PLC	58,988	2,608,117
Royal Dutch Shell PLC Class A	1,811	62,168
Royal Dutch Shell PLC Class A	162,881	5,570,054
Royal Dutch Shell PLC Class A Sponsored ADR	34,649	2,360,983
Royal Dutch Shell PLC Class B	2,348	82,170
Vodafone Group PLC	1,999,039	4,285,876
Vodafone Group PLC Sponsored ADR	27,492	596,576

		19,517,708

United States — 34.7%
AbbVie, Inc.	1,834	173,460
Acadia Healthcare Co., Inc. (a)	21,896	770,739
Adobe Systems, Inc. (a)	919	248,084
The AES Corp.	2,162	30,268
Aetna, Inc.	1,092	221,512
Agilent Technologies, Inc.	332	23,419
Air Products & Chemicals, Inc.	20,137	3,363,886
Alliance Data Systems Corp.	132	31,173
Ally Financial, Inc.	1,564	41,368
Alphabet, Inc. Class A (a)	66	79,667
Alphabet, Inc. Class C (a)	8,030	9,583,564
Altria Group, Inc.	55,314	3,335,987
Amazon.com, Inc. (a) (d)	3,838	7,687,514
Amdocs Ltd.	468	30,879
American Tower Corp.	848	123,214
Ameriprise Financial, Inc.	514	75,897

	Number of Shares	Value
Amgen, Inc.	1,017	$210,814
Anadarko Petroleum Corp.	83,378	5,620,511
Anthem, Inc.	18,398	5,041,972
Apple, Inc.	47,052	10,621,519
Archer-Daniels-Midland Co.	1,352	67,965
AT&T, Inc.	9,593	322,133
Autodesk, Inc. (a)	13	2,029
Automatic Data Processing, Inc.	312	47,006
Bank of America Corp.	172,241	5,074,220
The Bank of New York Mellon Corp.	921	46,962
Baxter International, Inc.	7,971	614,484
Berkshire Hathaway, Inc. Class B (a)	1,356	290,333
Biogen, Inc. (a)	4,579	1,617,807
The Boeing Co.	764	284,132
Booking Holdings, Inc. (a)	27	53,568
Bristol-Myers Squibb Co.	1,303	80,890
Capital One Financial Corp.	767	72,811
Caterpillar, Inc.	552	84,174
The Charles Schwab Corp.	71,640	3,521,106
Charter Communications, Inc. Class A (a)	17,083	5,567,008
Chevron Corp.	1,471	179,874
Cigna Corp.	502	104,542
Cisco Systems, Inc.	3,823	185,989
Citigroup, Inc.	35,875	2,573,673
Cloudera, Inc. (a)	98,546	1,739,337
Cognizant Technology Solutions Corp. Class A	1,277	98,521
Colgate-Palmolive Co.	7,205	482,375
Comcast Corp. Class A (n)	193,385	6,847,763
ConAgra Foods, Inc.	1,184	40,220
ConocoPhillips	625	48,375
Constellation Brands, Inc. Class A	202	43,555
Corning, Inc.	431	15,214
Costco Wholesale Corp.	286	67,176
CSX Corp.	1,455	107,743
CVS Health Corp.	86,519	6,810,776
Dell Technologies ,Inc. Class V (a)	531	51,571
Delta Air Lines, Inc.	963	55,690
Discover Financial Services	1,219	93,193
Dollar General Corp.	3,756	410,531
Domo, Inc. Class B (a)	18,514	397,125
Domo, Inc. Class B (Lock Up) (a) (f)	10,200	213,384
DowDuPont, Inc.	74,526	4,792,767
Dropbox, Inc. (a)	58,076	1,558,179
DXC Technology Co.	55	5,144
eBay, Inc. (a)	2,305	76,111
Edgewell Personal Care Co. (a)	24,440	1,129,861
Edwards Lifesciences Corp. (a)	414	72,077
Electronic Arts, Inc. (a)	166	20,001
Eli Lilly & Co.	388	41,636
Equity Residential	5,137	340,378

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Exelon Corp.	1,330	$58,068
Expedia Group, Inc.	166	21,660
Express Scripts Holding Co. (a)	1,002	95,200
Exxon Mobil Corp.	17,543	1,491,506
Facebook, Inc. Class A (a)	42,191	6,938,732
Fieldwood Energy LLC (a)	1,094	55,794
Fieldwood Energy LLC (a)	4,052	206,652
Fifth Third Bancorp	31,339	874,985
FleetCor Technologies, Inc. (a)	13,216	3,011,133
Fortune Brands Home & Security, Inc.	2,316	121,266
General Electric Co.	2,531	28,575
General Motors Co.	1,025	34,512
Gilead Sciences, Inc.	41,675	3,217,727
Global Payments, Inc.	2,444	311,366
The Goldman Sachs Group, Inc.	743	166,610
Halliburton Co.	1,347	54,594
The Hartford Financial Services Group, Inc.	3,108	155,276
HCA Healthcare, Inc.	23,579	3,280,310
Helmerich & Payne, Inc.	719	49,446
Hewlett Packard Enterprise Co.	3,661	59,711
The Home Depot, Inc.	1,186	245,680
Honeywell International, Inc.	333	55,411
HP, Inc.	3,311	85,324
Humana, Inc.	173	58,564
Huntsman Corp.	1,303	35,481
Illumina, Inc. (a)	134	49,186
Intel Corp.	3,563	168,494
International Business Machines Corp.	3,735	564,769
Intuit, Inc.	897	203,978
Intuitive Surgical, Inc. (a)	87	49,938
Jawbone Health Hub, Inc. (a) (e) (f)	19,705	-
Johnson & Johnson	54,459	7,524,600
JP Morgan Chase & Co.	2,959	333,894
Kinder Morgan, Inc.	1,321	23,421
KLA-Tencor Corp.	458	46,583
Kohl’s Corp.	842	62,771
The Kroger Co.	1,650	48,032
Lam Research Corp.	10	1,517
Las Vegas Sands Corp.	1,546	91,724
Lear Corp.	205	29,725
Liberty Broadband Corp. Class A (a)	3,583	302,154
Liberty Broadband Corp. Class C (a)	15,400	1,298,220
Liberty Media Corp-Liberty SiriusXM Class A (a)	12,849	558,161
Liberty Media Corp-Liberty SiriusXM Class C (a)	21,530	935,479
Lockheed Martin Corp.	990	342,500
Lookout, Inc. (a) (e) (f)	3,711	594
Lowe’s Cos., Inc.	3,192	366,505
Marathon Petroleum Corp.	10,407	832,248

	Number of Shares	Value
Marsh & McLennan Cos., Inc.	26,552	$2,196,381
Masco Corp.	12,555	459,513
Mastercard, Inc. Class A	3,303	735,281
McDonald’s Corp.	256	42,826
McKesson Corp.	412	54,652
Merck & Co., Inc.	4,298	304,900
MetLife, Inc.	958	44,758
MGM Resorts International	57,771	1,612,389
Micron Technology, Inc. (a)	2,381	107,693
Microsoft Corp.	85,504	9,779,092
Mondelez International Inc. Class A	4,006	172,098
Morgan Stanley	75,872	3,533,359
Newmont Mining Corp.	11,257	339,961
NextEra Energy Partners LP	19,213	931,831
NextEra Energy, Inc.	22,932	3,843,403
Norfolk Southern Corp.	364	65,702
Northrop Grumman Corp.	506	160,589
NRG Energy, Inc.	523	19,560
O’Reilly Automotive, Inc. (a)	4,716	1,637,961
Occidental Petroleum Corp.	992	81,513
Omnicom Group, Inc.	1,251	85,093
Oracle Corp.	13,731	707,970
Packaging Corporation of America	731	80,183
Paychex, Inc.	575	42,349
PepsiCo, Inc.	2,238	250,208
Pfizer, Inc.	114,220	5,033,675
Philip Morris International, Inc.	1,271	103,637
Phillips 66	1,597	180,014
The Procter & Gamble Co.	44,154	3,674,937
Prudential Financial, Inc.	457	46,303
Pure Storage, Inc. Class A (a)	58,088	1,507,384
PVH Corp.	353	50,973
QUALCOMM, Inc.	54,922	3,956,032
Raytheon Co.	2,937	606,960
Red Hat, Inc. (a)	373	50,832
Reinsurance Group of America, Inc.	530	76,617
Rockwell Automation, Inc.	449	84,196
Ross Stores, Inc.	688	68,181
Sempra Energy	10,396	1,182,545
Starbucks Corp.	60,669	3,448,426
State Street Corp.	331	27,731
Stryker Corp.	1,127	200,245
SunTrust Banks, Inc.	31,246	2,086,920
Sysco Corp.	697	51,055
Target Corp.	600	52,926
Tenet Healthcare Corp. (a)	46,055	1,310,725
TESARO, Inc. (a)	8,255	322,028
Texas Instruments, Inc.	519	55,684
The St. Joe Co. (a)	28,448	477,926
Thermo Fisher Scientific, Inc.	818	199,657
The Travelers Cos., Inc.	1,766	229,068
Union Pacific Corp.	278	45,267
United Continental Holdings, Inc. (a)	29,727	2,647,487

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
United Rentals, Inc. (a)	396	$64,786
United Technologies Corp.	2,456	343,373
UnitedHealth Group, Inc.	2,572	684,255
Valero Energy Corp.	1,902	216,353
VeriSign, Inc. (a)	720	115,286
Verizon Communications, Inc.	16,758	894,710
VF Corp.	591	55,229
Visa, Inc. Class A	2,335	350,460
Vistra Energy Corp. (a)	11,758	292,539
VMware, Inc. Class A (a)	586	91,451
Vornado Realty Trust	651	47,523
Walmart, Inc.	4,295	403,343
The Walt Disney Co.	575	67,241
Waste Management, Inc.	470	42,469
Waters Corp. (a)	554	107,853
Wells Fargo & Co.	106,170	5,580,295
Western Digital Corp.	49,009	2,868,987
Weyerhaeuser Co.	1,895	61,152
The Williams Cos., Inc.	200,409	5,449,121
Wyndham Destinations, Inc.	976	42,319
Xcel Energy, Inc.	546	25,777
Yum China Holdings, Inc.	431	15,132
Yum! Brands, Inc.	505	45,910
Zoetis, Inc.	892	81,672
Zynga, Inc. Class A (a)	319,775	1,282,299

		202,509,163

TOTAL COMMON STOCK (Cost $325,098,124)		367,030,799

PREFERRED STOCK — 1.4%
Brazil — 0.1%
Centrais Eletricas Brasileiras SA (a)	1,869	8,617
Itau Unibanco Holding SA 3.000%	19,965	218,161
Itausa — Investimentos Itau SA (a)	385	963
Petroleo Brasileiro SA 0.25%	5,265	27,495

		255,236

Italy — 0.0%
Telecom Italia SpA 6.410%	42,603	22,877

Republic of Korea — 0.0%
Samsung Electronics Co. Ltd. 1.530%	1,269	43,277

United States — 1.3%
Citigroup Capital XIII	19,301	518,232
GMAC Capital Trust I 3 mo. USD LIBOR + 5.785% 8.099% VRN	21,202	557,613
Grand Rounds, Inc. Series C, Convertible (a) (e) (f)	121,323	338,491
Grand Rounds, Inc. Series D, Convertible (a) (e) (f)	76,520	211,960
Lookout, Inc. Series F (a) (e) (f)	55,056	450,909

	Number of Shares	Value
Mandatory Exchangeable Trust 5.750% (a) (b)	8,342	$1,545,356
Palantir Technologies, Inc. Series I (a) (e) (f)	107,092	621,134
Uber Technologies, Inc. Series D (a) (e) (f)	65,060	2,888,013
Wells Fargo & Co. 7.500%	171	220,740
Welltower, Inc. 6.500% (a)	7,477	452,508

		7,804,956

TOTAL PREFERRED STOCK (Cost $5,612,206)		8,126,346

TOTAL EQUITIES (Cost $330,710,330)		375,157,145

	Principal Amount
BONDS & NOTES — 30.1%

BANK LOANS — 0.2%
United States — 0.2%
Fieldwood Energy LLC Exit 1st Lien TL, 1 mo. LIBOR + 5.250% 7.492% VRN 4/11/22	$130,182	130,735
Exit 2nd Lien TL, 1 mo. LIBOR + 7.250% 9.492% VRN 4/11/23	175,746	170,181
Hilton Worldwide Finance LLC, Term Loan B2, VRN, 1 mo. LIBOR + 1.750% 3.966% VRN 10/25/23	668,010	670,962

		971,878

TOTAL BANK LOANS (Cost $977,619)		971,878

CORPORATE DEBT — 4.7%
Australia — 0.2%
Quintis Ltd. (Acquired 7/20/16, Cost $1,525,000) 8.750% 8/01/23 (b) (e) (g) (h)	1,525,000	1,098,001

Cayman Islands — 0.1%
Nile Delta Sukuk Ltd. 4.000% VRN 10/31/20 (b) (i)	815,848	744,461

Chile — 0.0%
Inversiones Alsacia SA (Acquired 2/14/11, Cost $292,660) 8.000% 12/31/18 (b) (e) (g) (h)	434,680	12,654

France — 0.1%
Danone SA 2.589% 11/02/23 (b)	490,000	460,919

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
India — 0.0%
REI Agro Ltd., Convertible, (Acquired 12/1/09, Cost $616,798), 5.500% 11/13/14 (b) (e) (g) (h)	$618,000	$-

Italy — 0.0%
Telecom Italia SpA 5.303% 5/30/24 (b)	279,000	271,676

Luxembourg — 0.2%
Allergan Funding SCS 3.450% 3/15/22	400,000	397,319
Intelsat Jackson Holdings SA 7.500% 4/01/21	355,000	359,437
8.000% 2/15/24 (b)	117,000	123,143

		879,899

Mexico — 0.0%
Petroleos Mexicanos 5.981% FRN 3/11/22 (i)	247,000	262,084

Netherlands — 0.4%
Bayer Capital Corp. B.V. 5.625% 11/22/19 EUR (b) (j)	800,000	855,174
Bio City Development Co. B.V., Convertible , (Acquired 7/05/11, Cost $1,400,000) , 8.000% 7/06/20 (b) (e) (f) (g) (h)	1,400,000	255,500
Cooperatieve Rabobank UA 3.950% 11/09/22	251,000	249,573
ING Groep NV 4.100% 10/02/23	590,000	590,440
5 year USD Swap + 4.445% 6.000% VRN 12/29/49	280,000	279,272

		2,229,959

Singapore — 0.1%
CapitaLand Ltd. 1.950% 10/17/23 SGD (b) (j)	500,000	366,666

United Kingdom — 0.4%
HSBC Holdings PLC 3 mo. USD LIBOR + 1.055% 3.262% VRN 3/13/23	412,000	403,679
5 year USD ICE Swap + 3.705% 6.375% VRN 12/29/49	905,000	897,343
Lloyds Bank PLC 5 Year UK Gilt + 13.400% 13.000% VRN 12/31/99 GBP (j) (k)	465,000	1,028,823
UBS Group Funding Switzerland AG 4.125% 9/24/25 (b)	220,000	218,633

		2,548,478

United States — 3.2%
Allergan Sales LLC 5.000% 12/15/21 (b)	195,000	202,232
Ally Financial, Inc. 3.500% 1/27/19	265,000	265,000

	Principal Amount	Value
American Express Co. 3.700% 8/03/23	$890,000	$885,506
3 mo. USD LIBOR + 3.285% 4.900% VRN 12/29/49	273,000	273,000
Anheuser-Busch InBev Worldwide, Inc. 3.500% 1/12/24	248,000	245,418
4.000% 4/13/28	409,000	403,140
Apple, Inc. 3.200% 5/11/27	695,000	671,943
3.350% 2/09/27	724,000	708,232
AT&T, Inc. 3.600% 2/17/23	413,000	410,335
AvalonBay Communities, Inc. 3.500% 11/15/24	83,000	82,020
Bank of America Corp. 3 mo. USD LIBOR + .660% 2.369% VRN 7/21/21	184,000	180,771
3.300% 1/11/23	413,000	407,266
4.000% 1/22/25	221,000	218,097
Becton Dickinson and Co. 2.894% 6/06/22	337,000	327,646
3.125% 11/08/21	402,000	395,614
3.363% 6/06/24	176,000	170,048
Capital One Financial Corp. 3.200% 1/30/23	298,000	288,793
3.300% 10/30/24	125,000	119,001
Citigroup, Inc. 2.450% 1/10/20	399,000	395,517
3 mo. USD LIBOR + 4.059% 5.875% VRN 12/29/49	932,000	956,465
3 mo. USD LIBOR + 4.095% 5.950% VRN 12/29/49	377,000	388,140
Comcast Corp. 2.750% 3/01/23	412,000	398,365
CVS Health Corp. 3.700% 3/09/23	1,628,000	1,619,480
eBay, Inc. 2.750% 1/30/23	222,000	213,209
Edgewell Personal Care Co. 4.700% 5/19/21	212,000	211,470
4.700% 5/24/22	203,000	198,432
Enterprise Products Operating LLC 3.350% 3/15/23	221,000	218,488
3.900% 2/15/24	124,000	125,114
General Motors Financial Co., Inc. 3.450% 4/10/22	170,000	167,197
Gilead Sciences, Inc. 3.250% 9/01/22	413,000	410,960
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.053% 2.908% VRN 6/05/23	413,000	399,458
3 mo. USD LIBOR + 3.922% 5.375% VRN 12/29/49	440,000	448,800

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Halfmoon Parent, Inc. 3.400% 9/17/21 (b)	$560,000	$557,769
3.750% 7/15/23 (b)	475,000	473,547
Hughes Satellite Systems Corp. 7.625% 6/15/21	70,000	75,620
Ingersoll-Rand Global Holding Co. Ltd. 4.250% 6/15/23	105,000	107,440
Morgan Stanley 3 mo. USD LIBOR + 3.610% 5.450% VRN 12/31/49	311,000	314,576
NBCUniversal Enterprise, Inc. 5.250% 12/31/49 (b)	300,000	304,198
Northrop Grumman Corp. 2.550% 10/15/22	413,000	398,179
Philip Morris International, Inc. 2.500% 11/02/22	76,000	73,022
3.600% 11/15/23	165,000	164,880
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	157,000	163,672
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	237,000	250,627
QUALCOMM, Inc. 2.600% 1/30/23	207,000	198,988
2.900% 5/20/24	248,000	237,370
Santander Holdings USA, Inc. 3.700% 3/28/22	116,000	114,574
Sempra Energy 2.875% 10/01/22	111,000	107,625
The Sherwin-Williams Co. 2.250% 5/15/20	80,000	78,828
Simon Property Group LP 2.750% 6/01/23	165,000	159,031
Starbucks Corp. 3.100% 3/01/23	412,000	405,803
Synchrony Financial 3.750% 8/15/21	113,000	112,235
UnitedHealth Group, Inc. 3.500% 6/15/23	413,000	413,846
USB Capital IX 3 mo. USD LIBOR + 1.020% 3.500% VRN 10/29/49	110,000	98,312
Verizon Communications, Inc. 3.125% 3/16/22	429,000	424,859
Wells Fargo & Co. 3.069% 1/24/23	82,000	80,034
Wells Fargo Bank NA 3.550% 8/14/23	545,000	542,446
The Williams Cos., Inc. 3.700% 1/15/23	208,000	205,835

		18,468,473

TOTAL CORPORATE DEBT (Cost $29,876,557)		27,343,270

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 3.5%
Argentina — 0.8%
Argentine Republic Government International Bond 3.375% 1/15/23 EUR (j)	$495,000	$491,288
5.250% 1/15/28 EUR (j)	100,000	92,378
5.875% 1/11/28	1,787,000	1,414,410
6.875% 1/26/27	699,000	594,150
7.500% 4/22/26	1,047,000	933,401
7.820% 12/31/33 EUR (j)	1,002,073	1,062,622

		4,588,249

Australia — 0.2%
Australia Government Bond 3.000% 3/21/47 AUD (c) (j)	1,755,000	1,231,785

Canada — 0.2%
Canadian Government Bond 0.750% 3/01/21 CAD (j)	1,378,000	1,029,801

Germany — 0.8%
Bundesrepublik Deutschland 0.500% 2/15/28 EUR (c) (j)	3,912,000	4,576,049

Japan — 0.6%
Japan Government Two Year Bond 0.100% 10/15/18 JPY (j)	384,150,000	3,381,277

Mexico — 0.9%
Mexican Bonos 6.500% 6/10/21 MXN (j)	27,741,600	1,437,156
6.500% 6/09/22 MXN (j)	38,945,900	1,997,179
8.500% 12/13/18 MXN (j)	39,411,000	2,105,921

		5,540,256

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $21,578,744)		20,347,417

U.S. TREASURY OBLIGATIONS — 21.7%
United States — 21.7%
U.S. Treasury Note 1.250% 12/15/18 (l)	1,500,000	1,497,065
2.625% 6/30/23	24,251,200	23,908,463
2.750% 9/30/20	11,764,000	11,748,376
2.750% 7/31/23	29,866,200	29,603,237
2.750% 8/31/23	14,397,500	14,271,971
2.875% 9/30/23	16,624,000	16,568,153
2.875% 5/31/25 (m)	11,746,000	11,649,738
2.875% 7/31/25 (m)	17,702,800	17,551,634

		126,798,637

TOTAL U.S. TREASURY OBLIGATIONS (Cost $127,396,930)		126,798,637

TOTAL BONDS & NOTES (Cost $179,829,850)		175,461,202

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.1%
United States — 1.1%
iShares Gold Trust (a) (l)	364,055	$4,161,149
SPDR Gold Shares (l)	15,504	1,748,231
VanEck Vectors Gold Miners ETF	30,902	572,305

		6,481,685

TOTAL MUTUAL FUNDS (Cost $7,674,596)		6,481,685

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $3,768,252)		2,379,390

TOTAL LONG-TERM INVESTMENTS (Cost $521,983,028)		559,479,422

	Principal Amount
SHORT-TERM INVESTMENTS — 3.9%
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (o)	$3,238,919	3,238,919

Sovereign Debt Obligations — 0.8%
Japan Treasury Discount Bill 0.000%10/01/18 JPY (j)	247,000,000	2,173,913
0.000%12/10/18 JPY (j)	323,400,000	2,847,050

		5,020,963

U.S. Treasury Bill — 2.6%
U.S. Treasury Bill 0.000% 10/04/18	6,000,000	5,998,988
0.000% 10/04/18	9,000,000	8,998,482

		14,997,470

TOTAL SHORT-TERM INVESTMENTS (Cost $23,366,175)		23,257,352

TOTAL INVESTMENTS — 99.7% (Cost $545,349,203) (p)		582,736,774

Other Assets/(Liabilities) — 0.3%		1,640,607

NET ASSETS — 100.0%		$584,377,381

	Number of Shares	Value
EQUITIES SOLD SHORT — (0.4)%
France — (0.1)%
Pernod-Ricard SA	(1,762)	$(289,052)

Japan — (0.1)%
Sumco Corp.	(16,600)	(240,160)
Yaskawa Electric Corp.	(8,300)	(246,212)

		(486,372)

United States — (0.2)%
The Estee Lauder Cos., Inc. Class A	(2,979)	(432,908)
LyondellBasell Industries NV Class A	(9,197)	(942,785)

		(1,375,693)

TOTAL EQUITIES SOLD SHORT (Cost $(2,314,474))		(2,151,117)

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
REIT	Real Estate Investment Trust
VRN	Variable Rate Note

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $12,489,198 or 2.14% of net assets.

(c)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, these securities amounted to a value of $6,312,872 or 1.08% of net assets.

(d)	A portion of this security is pledged as collateral for securities sold short.
(e)	Investment was valued using significant unobservable inputs.
(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $4,979,985 or 0.85% of net assets.

(g)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $1,366,155 or 0.23% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments (Continued)

(h)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2018, these securities amounted to a value of $1,366,155 or 0.23% of net assets.

(i)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(j)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(k)	Security is perpetual and has no stated maturity date.
(l)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(m)	All or a portion of these securities are pledged/held as collateral for open futures contracts, open swap agreements, open purchased and written options. (Note 2).
(n)	All or a portion of these securities are pledged/held as collateral for open purchased and written options. (Note 2).
(o)

Maturity value of $3,239,216. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $3,305,867.

(p)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Bank of America N.A.*	1,585	USD	2,694,500	3/15/19	Russell 2000 Index, Strike 1,700.00	$121,157	$110,235	$(10,922)

Bank of America N.A.*	398,406	JPY	76,207,100	12/13/19	Topix Banks Index, Strike 191.28	50,311	40,114	(10,197)

Bank of America N.A.*	1,192	USD	2,026,400	12/21/18	Russell 2000 Index, Strike 1,700.00	71,202	53,527	(17,675)

Barclays Bank PLC*	9,320	EUR	1,276,560	3/19/21	DJ Euro STOXX Banks Index, Strike 136.97	93,874	23,894	(69,980)

BNP Paribas SA*	538,108	JPY	104,414,369	3/13/20	Topix Banks Index, Strike 194.04	81,716	54,515	(27,201)

Citibank N.A.*	19,539	USD	976,950	1/17/20	Halliburton Co., Strike 50.00	83,707	40,738	(42,969)

Citibank N.A.*	12,073	EUR	1,592,227	6/19/20	DJ Euro STOXX Banks Index, Strike 131.88	100,848	24,470	(76,378)

Deutsche Bank AG*	8,855	EUR	1,209,239	4/16/21	DJ Euro STOXX Banks Index, Strike 136.56	96,714	23,504	(73,210)

Goldman Sachs International*	8,099	USD	2,449,948	3/14/19	KOSPI 200 Index, Strike 302.50	51,242	61,049	9,807

Morgan Stanley & Co. LLC*	114,604	JPY	204,568,140	3/08/19	Topix Index, Strike 1,785.00	41,619	85,460	43,841

Morgan Stanley & Co. LLC*	753,213	JPY	144,075,035	12/13/19	Topix Banks Index, Strike 191.28	110,023	75,836	(34,187)

Morgan Stanley & Co. LLC*	20,764	JPY	98,760,538	3/13/20	Sumitomo Mitsui Financial Group, Inc., Strike 4,756.33	64,856	54,857	(9,999)

Morgan Stanley & Co. LLC*	477,857	JPY	91,768,327	4/10/20	Topix Banks Index, Strike 192.04	72,705	52,416	(20,289)

Morgan Stanley & Co. LLC*	16,632	JPY	80,103,704	9/11/20	Sumitomo Mitsui Financial Group, Inc., Strike 4,816.24	47,026	46,400	(626)

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call (Continued)

Morgan Stanley & Co. LLC*	16,772	JPY	82,096,743	12/11/20	Sumitomo Mitsui Financial Group, Inc., Strike 4,894.87	$57,838	$43,963	$(13,875)

Societe Generale*	7,396	EUR	869,531	3/20/20	DJ Euro STOXX Banks Index, Strike 117.57	66,157	38,142	(28,015)

UBS AG*	15,266	USD	1,373,940	1/18/19	Schlumberger Ltd., Strike 90.00	61,522	382	(61,140)

UBS AG*	10,546	USD	1,001,870	1/18/19	Exxon Mobil Corp., Strike 95.00	18,983	3,111	(15,872)

UBS AG*	15,512	USD	1,939,000	1/18/19	Chevron Corp., Strike 125.00	46,225	53,516	7,291

UBS AG*	34,271	USD	1,542,195	6/21/19	Suncor Energy, Inc., Strike 45.00	66,311	27,855	(38,456)

UBS AG*	50,624	USD	2,632,448	6/21/19	BP PLC, Strike 52.00	74,219	40,254	(33,965)

UBS AG*	26,905	USD	2,017,875	6/21/19	ConocoPhillips, Strike 75.00	116,190	211,761	95,571

UBS AG*	28,897	USD	2,225,069	6/21/19	Royal Dutch Shell PLC, Strike 77.00	50,451	26,863	(23,588)

UBS AG*	23,656	USD	2,188,180	6/21/19	Occidental Petroleum Corp., Strike 92.50	95,872	45,615	(50,257)

UBS AG*	35,786	USD	2,505,020	9/20/19	Total SA, Strike 70.00	95,425	84,996	(10,429)

UBS AG*	38,471	USD	7,309,490	1/17/20	Facebook, Inc., Strike 190.00	991,953	591,969	(399,984)

UBS AG*	9,603	EUR	1,295,644	6/18/21	DJ Euro STOXX Banks Index, Strike 134.92	103,108	23,940	(79,168)

						2,931,254	1,939,382	(991,872)

Put

Bank of America N.A.*	21,066	USD	631,980	10/19/18	Tenet Healthcare Corp., Strike 30.00	$29,035	$44,277	$15,242

Barclays Bank PLC*	2,826	USD	7,630,200	1/18/19	S&P 500 Index, Strike 2,700.00	169,560	79,548	(90,012)

Morgan Stanley & Co. LLC*	5,782	USD	15,850,226	12/21/18	S&P 500 Index, Strike 2,741.31	422,086	137,580	(284,506)

						620,681	261,405	(359,276)

						$3,551,935	$2,200,787	$(1,351,148)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

(#) Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Bank of America N.A.*	16,634,200	USD	16,634,200	3/25/19	Receive	3-Month USD LIBOR BBA 5 Year Swaption, Underlying swap terminates 3/27/24, Exercise Rate 3.10%	$104,239	$113,924	$9,685

Goldman Sachs International*	16,482,000	USD	16,482,000	2/04/19	Receive	3-Month USD LIBOR BBA 5 Year Swaption, Underlying swap terminates 2/06/24, Exercise Rate 3.00%	112,078	64,679	(47,399)

							$216,317	$178,603	$(37,714)

*	Contracts are subject to a Master Netting Agreement.

Written Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
	1	USD	17,500	11/16/18	United Rentals, Inc., Strike 175.00	$533	$370	$163

	2	USD	36,000	11/16/18	United Rentals, Inc., Strike 180.00	716	500	216

	2	USD	417,000	2/15/19	Amazon.com, Inc., Strike 2,085.00	19,032	24,730	(5,698)

Bank of America N.A.*	1,585	USD	3,011,500	3/15/19	Russell 2000 Index, Strike 1,900.00	15,850	6,711	9,139

Bank of America N.A.*	4,014	USD	943,290	2/15/19	Apple, Inc., Strike 235.00	31,685	35,987	(4,302)

Bank of America N.A.*	398,406	JPY	88,163,264	12/13/19	Topix Banks Index, Strike 221.29	19,909	15,207	4,702

Barclays Bank PLC*	2,826	USD	8,336,700	1/18/19	S&P 500 Index, Strike 2,950.00	101,425	165,130	(63,705)

Barclays Bank PLC*	8,753	USD	612,710	1/18/19	DowDuPont, Inc., Strike 70.00	50,549	8,722	41,827

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Barclays Bank PLC*	7,004	USD	630,360	1/18/19	Microsoft Corp., Strike 90.00	$55,332	$175,733	$(120,401)

Barclays Bank PLC*	3,952	USD	632,320	1/18/19	Apple, Inc., Strike 160.00	56,514	263,006	(206,492)

Barclays Bank PLC*	1,923	USD	346,140	1/18/19	FleetCor Technologies, Inc., Strike 180.00	29,999	95,723	(65,724)

BNP Paribas SA*	538,108	JPY	127,786,928	3/13/20	Topix Banks Index, Strike 237.47	26,030	15,746	10,284

Citibank N.A.*	1,595	USD	486,475	12/21/18	Charter Communications, Inc., Strike 305.00	21,214	49,374	(28,160)

Citibank N.A.*	3,154	USD	993,510	12/21/18	Charter Communications, Inc., Strike 315.00	41,949	77,143	(35,194)

Citibank N.A.*	17,704	USD	663,900	1/17/20	Comcast Corp., Strike 37.50	53,112	56,351	(3,239)

Citibank N.A.*	19,539	USD	1,123,493	1/17/20	Halliburton Co., Strike 57.50	41,573	19,298	22,275

Citibank N.A.*	12,073	EUR	1,951,260	6/19/20	DJ Euro STOXX Banks Index, Strike 161.62	20,887	4,797	16,090

Deutsche Bank AG*	5,267	USD	395,025	1/18/19	United Continental Holdings, Inc., Strike 75.00	25,103	83,244	(58,141)

Goldman Sachs International*	8,099	USD	2,652,423	3/14/19	KOSPI 200 Index, Strike 327.50	10,254	10,239	15

Morgan Stanley & Co. LLC*	2,402	USD	7,122,134	12/21/18	S&P 500 Index, Strike 2,965.09	40,982	84,160	(43,178)

Morgan Stanley & Co. LLC*	114,604	JPY	223,477,800	3/08/19	Topix Index, Strike 1,950.00	7,393	18,788	(11,395)

Morgan Stanley & Co. LLC*	20,764	JPY	117,937,342	3/13/20	Sumitomo Mitsui Financial Group, Inc., Strike 5,679.90	25,416	17,720	7,696

Morgan Stanley & Co. LLC*	328	USD	992,200	12/21/18	S&P 500 Index, Strike 3,025.00	5,182	4,599	583

Morgan Stanley & Co. LLC*	29,155	USD	903,805	1/18/19	Fifth Third Bancorp, Strike 31.00	27,811	10,593	17,218

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call (Continued)
Morgan Stanley & Co. LLC*	753,213	JPY	166,675,040	12/13/19	Topix Banks Index, Strike 221.29	$51,645	$28,753	$22,892

Morgan Stanley & Co. LLC*	477,857	JPY	111,757,468	4/10/20	Topix Banks Index, Strike 233.87	26,266	16,411	9,855

Societe Generale*	7,396	EUR	1,175,937	3/20/20	DJ Euro STOXX Banks Index, Strike 159.00	6,084	3,335	2,749

UBS AG*	34,271	USD	1,713,550	6/21/19	Suncor Energy, Inc., Strike 50.00	19,797	9,479	10,318

UBS AG*	50,624	USD	2,986,816	6/21/19	BP PLC, Strike 59.00	15,963	8,925	7,038

UBS AG*	26,905	USD	2,286,925	6/21/19	ConocoPhillips, Strike 85.00	35,122	92,109	(56,987)

UBS AG*	28,897	USD	2,528,488	6/21/19	Royal Dutch Shell PLC, Strike 87.50	8,339	4,893	3,446

UBS AG*	23,656	USD	2,483,880	6/21/19	Occidental Petroleum Corp., Strike 105.00	26,302	9,506	16,796

UBS AG*	35,786	USD	2,683,950	9/20/19	Total SA, Strike 75.00	38,077	40,313	(2,236)

UBS AG*	38,471	USD	8,463,620	1/17/20	Facebook, Inc., Strike 220.00	525,627	332,151	193,476

						1,481,672	1,789,746	(308,074)

Put
Bank of America N.A.*	993	USD	1,588,800	12/21/18	Russell 2000 Index, Strike 1,600.00	$40,683	$16,662	$24,021

Bank of America N.A.*	911	USD	2,368,600	3/15/19	S&P 500 Index, Strike 2,600.00	71,067	29,146	41,921

Bank of America N.A.*	398,406	JPY	62,386,396	12/13/19	Topix Banks Index, Strike 156.59	30,676	26,495	4,181

Barclays Bank PLC*	6,214	EUR	684,969	3/19/21	DJ Euro STOXX Banks Index, Strike 110.23	98,552	154,601	(56,049)

BNP Paribas SA*	538,108	JPY	83,836,365	3/13/20	Topix Banks Index, Strike 155.80	47,412	41,785	5,627

Citibank N.A.*	19,539	USD	683,865	1/17/20	Halliburton Co., Strike 35.00	33,295	44,357	(11,062)

Citibank N.A.*	8,048	EUR	853,280	6/19/20	DJ Euro STOXX Banks Index, Strike 106.02	86,433	151,184	(64,751)

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Put (Continued)
Deutsche Bank AG*	2,952	EUR	292,366	4/16/21	DJ Euro STOXX Banks Index, Strike 99.04	$32,242	$51,013	$(18,771)

Deutsche Bank AG*	2,952	EUR	350,727	4/16/21	DJ Euro STOXX Banks Index, Strike 118.81	64,483	95,842	(31,359)

Goldman Sachs International*	8,099	USD	2,186,730	3/14/19	KOSPI 200 Index, Strike 270.00	36,527	19,185	17,342

Morgan Stanley & Co. LLC*	5,782	USD	14,556,330	12/21/18	S&P 500 Index, Strike 2,517.53	190,806	53,322	137,484

Morgan Stanley & Co. LLC*	114,604	JPY	183,366,400	3/08/19	Topix Index, Strike 1,600.00	32,196	16,390	15,806

Morgan Stanley & Co. LLC*	20,764	JPY	79,583,734	3/13/20	Sumitomo Mitsui Financial Group, Inc., Strike 3,832.77	46,100	33,737	12,363

Morgan Stanley & Co. LLC*	11,088	JPY	42,366,804	9/11/20	Sumitomo Mitsui Financial Group, Inc., Strike 3,820.96	28,576	24,056	4,520

Morgan Stanley & Co. LLC*	11,181	JPY	42,337,938	12/11/20	Sumitomo Mitsui Financial Group, Inc., Strike 3,786.60	34,357	26,949	7,408

Morgan Stanley & Co. LLC*	753,213	JPY	117,943,816	12/13/19	Topix Banks Index, Strike 156.59	64,202	50,086	14,116

Morgan Stanley & Co. LLC*	477,857	JPY	75,413,576	4/10/20	Topix Banks Index, Strike 157.82	45,286	41,765	3,521

Societe Generale*	4,928	EUR	496,606	3/20/20	DJ Euro STOXX Banks Index, Strike 100.77	60,040	61,673	(1,633)

UBS AG*	15,266	USD	915,960	1/18/19	Schlumberger Ltd., Strike 60.00	49,614	38,470	11,144

UBS AG*	38,471	USD	5,963,005	1/17/20	Facebook, Inc., Strike 155.00	436,145	603,060	(166,915)

UBS AG*	6,318	EUR	672,108	6/18/21	DJ Euro STOXX Banks Index, Strike 106.38	101,971	155,400	(53,429)

						1,630,663	1,735,178	(104,515)

						$3,112,335	$3,524,924	$(412,589)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Written Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
Bank of America N.A.*	16,634,200	USD	16,634,200	3/25/19	Pay	3-Month USD LIBOR BBA 5 Year Swaption, Underlying swap terminates 3/27/24, Exercise Rate 2.75%	$32,704	$34,541	$(1,837)

Goldman Sachs International*	16,482,000	USD	16,482,000	2/04/19	Pay	3-Month USD LIBOR BBA 5 Year Swaption, Underlying swap terminates 2/06/24, Exercise Rate 2.60%	28,020	11,725	16,295

							60,724	46,266	14,458

Put
Bank of America N.A.*	16,634,200	USD	16,634,200	3/25/19	Receive	3-Month USD LIBOR BBA 5 Year Swaption, Underlying swap terminates 3/27/24, Exercise Rate 3.50%	$41,842	$29,414	$12,428

							$102,566	$75,680	$26,886

*	Contracts are subject to a Master Netting Agreement.

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
GBP	1,138,000	Bank of America N.A.*	11/15/18	$1,465,808	$20,343

GBP	1,094,000	Barclays Bank PLC*	11/16/18	1,402,498	26,254

ZAR	24,153,000	Citibank N.A.*	10/19/18	1,797,928	(93,823)

GBP	1,926,000	JP Morgan Chase Bank N.A.*	10/05/18	2,572,174	(61,495)
NOK	9,231,000	JP Morgan Chase Bank N.A.*	10/26/18	1,133,865	1,439

				3,706,039	(60,056)

GBP	1,093,000	Morgan Stanley & Co. LLC*	11/16/18	1,413,761	13,685

				$9,786,034	$(93,597)

Contracts to Deliver
AUD	1,314,000	Credit Suisse International*	10/25/18	$976,738	$26,787

JPY	323,400,000	Goldman Sachs International*	12/10/18	2,918,183	56,948

JPY	247,000,000	JP Morgan Chase Bank N.A.*	10/01/18	2,243,721	69,808

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
BRL	6,062,996	UBS AG*	12/06/18		$1,442,000	$(51,523)

					$7,580,642	$102,020

Cross Currency Forwards
SEK	25,248,618	JP Morgan Chase Bank N.A.*	12/21/18	EUR	2,437,000	$12,410

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
CAC 40 Index	10/19/18	3	$186,355	$4,853
Hang Seng China Enterprises Index	10/30/18	11	769,259	8,070
Hang Seng Index	10/30/18	4	706,354	5,852
DAX Index	12/21/18	1	351,583	3,742

				$22,517

Short
Euro Stoxx 50 Index	12/21/18	380	$(14,696,873)	$(246,543)
Nasdaq 100 E Mini Index	12/21/18	10	(1,502,786)	(28,264)

				$(274,807)

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	234,609	6/20/23	Quarterly	(5.000%)	CDX.NA.HY.30.V1†	$(1,072)	$(17,262)	$(18,334)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
Centrally Cleared Swaps
	EUR	6,478,731	3/07/23	Annually/ Semi-Annually	Fixed 0.415%	6-Month EURIBOR	$(36,740)	$-	$(36,740)
	EUR	6,645,684	6/14/23	Annually/ Semi-Annually	Fixed 0.340%	6-Month EURIBOR	2,461	94	2,555
	EUR	2,152,000	2/15/28	Annually/ Semi-Annually	Fixed 0.841%	6-Month EURIBOR	19,288	48	19,336
	EUR	2,153,000	2/15/28	Annually/ Semi-Annually	Fixed 0.840%	6-Month EURIBOR	19,343	48	19,391

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Centrally Cleared Swaps (Continued)
	EUR	3,144,000	7/25/28	Annually/ Semi-Annually	Fixed 1.077%	6-Month EURIBOR	$(38,721)	$68	$(38,653)
	USD	7,320,599	3/07/23	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.403%	(202,795)	-	(202,795)
	USD	8,287,559	6/14/23	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.330%	(270,264)	100	(270,164)
	USD	18,222,882	7/18/25	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.966%	(147,900)	277	(147,623)
	USD	4,480,000	7/25/28	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.728%	(158,436)	79	(158,357)
	USD	4,095,030	7/18/50	Semi-Annually/ Quarterly	Fixed 2.991%	3-Month USD-LIBOR-BBA	145,987	126	146,113

							$(667,777)	$840	$(666,937)

Reference Entity	Currency	Fixed Amount Paid (Received) by the Fund**	Counterparty	Expiration Date	Payments Frequency	Contract Amount	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps
OTC Swaps
NIKKEI 225 Dividend Index Future December 2020	JPY	8,430,000	BNP Paribas SA*	3/31/21	Maturity	20,000	$9,083	$-	$9,083
NIKKEI 225 Dividend Index Future December 2020	JPY	11,482,500	BNP Paribas SA*	3/31/21	Maturity	30,000	23,856	-	23,856
NIKKEI 225 Dividend Index Future December 2020	JPY	3,880,000	BNP Paribas SA*	3/31/21	Maturity	10,000	7,490	-	7,490
NIKKEI 225 Dividend Index Future December 2020	JPY	3,855,000	BNP Paribas SA*	3/31/21	Maturity	10,000	7,710	-	7,710
NIKKEI 225 Dividend Index Future December 2020	JPY	23,280,000	BNP Paribas SA*	4/01/21	Maturity	60,000	44,939	-	44,939
NIKKEI 225 Dividend Index Future December 2021	JPY	7,970,000	BNP Paribas SA*	3/31/22	Maturity	20,000	14,593	-	14,593
NIKKEI 225 Dividend Index Future December 2021	JPY	8,520,000	BNP Paribas SA*	3/31/22	Maturity	20,000	10,558	(806)	9,752
NIKKEI 225 Dividend Index Future December 2021	JPY	11,925,000	BNP Paribas SA*	3/31/22	Maturity	30,000	22,153	-	22,153
NIKKEI 225 Dividend Index Future December 2021	JPY	23,580,000	BNP Paribas SA*	4/01/22	Maturity	60,000	46,682	-	46,682
S&P 500 Dividend Index Future December 2018	USD	374,000	BNP Paribas SA*	12/21/18	Maturity	8,000	59,200	-	59,200
S&P 500 Dividend Index Future December 2021	USD	194,200	BNP Paribas SA*	12/17/21	Maturity	4,000	55,000	-	55,000
S&P 500 Dividend Index Future December 2020	USD	155,919	Goldman Sachs International*	12/18/20	Maturity	3,250	38,431	-	38,431

							$339,695	$(806)	$338,889

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation/ (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Asset Percentage
Contracts for Difference (a)
OTC Swaps
Equity Securities Short	J.P. Morgan Chase Bank N.A.*	10/10/18	$1,307,801	$(37,622)	$1,345,423	0.2%
Equity Securities Short	Citigroup Global Markets Inc.*	10/22/18	1,185,891	(3,158)	1,189,049	0.2%

				$(40,780)	$2,534,472

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

(a)

The Fund receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread in a range of 2.07 – 17.50 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1 month USD LIBOR
1 week USD LIBOR
Federal Funds Rate

Deliver		Receive	Expiration Date	Counterparty	(Buy)/ Sell	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Currency Swaps
OTC Swaps
384,149,987	JPY	3,740,553 USD	10/15/18	Bank of America N.A.*	Sell	Notional Amount x 0.10%	Notional Amount x 2.01%	$390,914	$(317)	$390,597

Collateral for swap agreements held by Bank of America N.A. amounted to $87,000 in cash at September 30, 2018. A portion of the cash collateral received from BNP Paribas SA and Goldman Sachs International in the amounts of $300,000 and $130,000, respectively, was related to swap agreements at September 30, 2018.

*	Contracts are subject to a Master Netting Agreement.
**	At expiration, the fixed amount paid (received) will be exchanged for the total return of the reference entity.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2018

Assets:
Investments, at value (Note 2) (a)	$559,479,422
Repurchase agreements, at value (Note 2) (b)	3,238,919
Other short-term investments, at value (Note 2) (c)	20,018,433

Total investments	582,736,774

Cash	63,700
Foreign currency, at value (d)	151,755
Receivables from:
Investments sold	29,466,581
Open forward contracts (Note 2)	227,674
Investment adviser (Note 3)	228,713
Fund shares sold	4,199,429
Collateral pledged for open derivative instruments (Note 2)	97,093
Collateral pledged for security sold short	2,301,032
Variation margin on open derivative instruments (Note 2)	146,923
Interest and dividends	1,877,147
Interest tax reclaim receivable	108,213
Foreign taxes withheld	347,248
Open swap agreements, at value (Note 2)	729,486
Prepaid expenses	36,078

Total assets	622,717,846

Liabilities:
Payables for:
Investments purchased	29,592,507
Collateral held for open derivative instruments (Note 2)	520,120
Written options outstanding, at value (Note 2) (e)	3,600,604
Securities sold short, at value (Note 2) (f)	2,151,117
Dividend on short sales (Note 2)	1,930
Open forward contracts (Note 2)	206,841
Interest and dividends	18,104
Fund shares repurchased	903,593
Premium on purchased options	17,937
Open swap agreements, at value (Note 2)	40,780
Trustees’ fees and expenses (Note 3)	97,827
Affiliates (Note 3):
Investment advisory fees	372,866
Administration fees	88,985
Service fees	17,948
Shareholder service fees	1,740
Distribution fees	9,239
Accrued expense and other liabilities	698,327

Total liabilities	38,340,465

Net assets	$584,377,381

Net assets consist of:
Paid-in capital	$527,261,536
Accumulated undistributed (distributions in excess of) net investment income	4,003,912
Accumulated net realized gain (loss) on investments and foreign currency transactions	16,224,769
Net unrealized appreciation (depreciation) on investments and foreign currency translations	36,887,164

Net assets	$584,377,381

(a) Cost of investments:	$521,983,028
(b) Cost of repurchase agreements:	$3,238,919
(c) Cost of other short-term investments:	$20,127,256
(d) Cost of foreign currency:	$165,508
(e) Premiums on written options:	$3,214,901
(f) Proceeds from securities sold short:	$2,314,474

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2018

Class I shares:
Net assets	$537,403,677

Shares outstanding (a)	48,083,078

Net asset value, offering price and redemption price per share	$11.18

Class R5 shares:
Net assets	$6,466,239

Shares outstanding (a)	570,951

Net asset value, offering price and redemption price per share	$11.33

Service Class shares:
Net assets	$4,586,976

Shares outstanding (a)	411,195

Net asset value, offering price and redemption price per share	$11.16

Administrative Class shares:
Net assets	$8,686,633

Shares outstanding (a)	755,386

Net asset value, offering price and redemption price per share	$11.50

Class A shares:
Net assets	$3,836,372

Shares outstanding (a)	345,465

Net asset value, and redemption price per share	$11.10

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.75

Class R4 shares:
Net assets	$9,323,676

Shares outstanding (a)	847,420

Net asset value, offering price and redemption price per share	$11.00

Class R3 shares:
Net assets	$14,073,808

Shares outstanding (a)	1,285,095

Net asset value, offering price and redemption price per share	$10.95

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2018

Investment income (Note 2):
Dividends (a)	$7,231,319
Interest (b)	6,590,157

Total investment income	13,821,476

Expenses (Note 3):
Investment advisory fees	4,687,125
Custody fees	620,852
Dividend expense on short sales	22,322
Audit fees	151,244
Legal fees	54,350
Proxy fees	997
Accounting & Administration fees	89,605
Shareholder reporting fees	50,400
Trustees’ fees	30,137
Registration and filing fees	88,911
Transfer agent fees	3,000

5,798,943
Administration fees:
Class R5	7,474
Service Class	9,978
Administrative Class	14,245
Class A	5,899
Class R4	21,535
Class R3	28,908
Distribution fees:
Class R3	36,134
Service fees:
Class A	9,832
Class R4	26,919
Class R3	36,134
Shareholder service fees:
Service Class	3,326
Administrative Class	14,245
Class A	5,899

Total expenses	6,019,471
Expenses waived:
Class I fees reimbursed by adviser	(939,182)
Class R5 fees reimbursed by adviser	(12,795)
Service Class fees reimbursed by adviser	(11,233)
Administrative Class fees reimbursed by adviser	(16,245)
Class A fees reimbursed by adviser	(6,739)
Class R4 fees reimbursed by adviser	(18,430)
Class R3 fees reimbursed by adviser	(24,780)

Net expenses:	4,990,067

Net investment income (loss)	8,831,409

The accompanying notes are an integral part of the consolidated financial statements.

30

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2018

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$19,060,449
Futures contracts	(1,910,885)
Written options	407,879
Equities sold short	(652,487)
Swap agreements	577,007
Foreign currency transactions	192,325
Forward contracts	(613,689)

Net realized gain (loss)	17,060,599

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(9,491,603)*
Futures contracts	(73,281)
Written options	(619,520)
Equities sold short	734,723
Swap agreements	(1,235,791)
Translation of assets and liabilities in foreign currencies	1,546
Forward contracts	34,014

Net change in unrealized appreciation (depreciation)	(10,649,912)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	6,410,687

Net increase (decrease) in net assets resulting from operations	$15,242,096

(a) Net of foreign withholding tax of:	$434,498
(b) Net of foreign withholding tax of:	$274
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$97,454

The accompanying notes are an integral part of the consolidated financial statements.

31

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,831,409	$7,526,749
Net realized gain (loss)	17,060,599	12,993,799
Net change in unrealized appreciation (depreciation)	(10,649,912)	39,833,110

Net increase (decrease) in net assets resulting from operations	15,242,096	60,353,658

Distributions to shareholders (Note 2):
From net investment income:
Class I	(12,090,103)	(4,830,083)
Class R5	(157,710)	(56,300)
Service Class	(219,365)	(82,030)
Administrative Class	(184,721)	(53,040)
Class A	(57,693)	(19,896)
Class R4	(202,063)	(99,371)
Class R3	(222,866)	(56,263)

Total distributions from net investment income	(13,134,521)	(5,196,983)

From net realized gains:
Class I	(1,475,853)	-
Class R5	(20,140)	-
Service Class	(29,468)	-
Administrative Class	(26,124)	-
Class A	(10,284)	-
Class R4	(30,814)	-
Class R3	(38,604)	-

Total distributions from net realized gains	(1,631,287)	-

Net fund share transactions (Note 5):
Class I	(8,551,985)	(24,044,214)
Class R5	(1,093,416)	(503,996)
Service Class	(6,434,964)	(1,913,871)
Administrative Class	(1,235,167)	(982,561)
Class A	(45,709)	(2,362,452)
Class R4	(1,185,994)	(6,909,178)
Class R3	79,137	2,382,483

Increase (decrease) in net assets from fund share transactions	(18,468,098)	(34,333,789)

Total increase (decrease) in net assets	(17,991,810)	20,822,886
Net assets
Beginning of year	602,369,191	581,546,305

End of year	$584,377,381	$602,369,191

Accumulated undistributed (distributions in excess of) net investment income at end of year	$4,003,912	$8,340,776

The accompanying notes are an integral part of the consolidated financial statements.

32

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33

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]
Class I
9/30/18	$11.17	$0.17	$0.12	$0.29	$(0.25)	$(0.03)	$(0.28)	$11.18	2.61%
9/30/17	10.16	0.14	0.97	1.11	(0.10)	-	(0.10)	11.17	10.99%
9/30/16	10.11	0.14	0.53	0.67	(0.08)	(0.54)	(0.62)	10.16	6.91%
9/30/15[i]	10.73	0.11	(0.48)	(0.37)	(0.07)	(0.18)	(0.25)	10.11	(3.53%	)[b]
12/31/14[h]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]
Class R5
9/30/18	$11.31	$0.16	$0.13	$0.29	$(0.24)	$(0.03)	$(0.27)	$11.33	2.57%
9/30/17	10.29	0.13	0.98	1.11	(0.09)	-	(0.09)	11.31	10.83%
9/30/16	10.23	0.13	0.54	0.67	(0.07)	(0.54)	(0.61)	10.29	6.81%
9/30/15[i]	10.87	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.23	(3.67%	)[b]
12/31/14	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%
12/31/13	10.73	0.12	1.44	1.56	(0.15)	(0.40)	(0.55)	11.74	14.65%
Service Class
9/30/18	$11.14	$0.13	$0.15	$0.28	$(0.23)	$(0.03)	$(0.26)	$11.16	2.50%
9/30/17	10.14	0.12	0.95	1.07	(0.07)	-	(0.07)	11.14	10.66%
9/30/16	10.08	0.12	0.54	0.66	(0.06)	(0.54)	(0.60)	10.14	6.79%
9/30/15[i]	10.72	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.08	(3.72%	)[b]
12/31/14	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%
12/31/13	10.72	0.11	1.44	1.55	(0.13)	(0.40)	(0.53)	11.74	14.48%
Administrative Class
9/30/18	$11.48	$0.14	$0.13	$0.27	$(0.22)	$(0.03)	$(0.25)	$11.50	2.32%
9/30/17	10.44	0.11	0.99	1.10	(0.06)	-	(0.06)	11.48	10.59%
9/30/16	10.36	0.11	0.55	0.66	(0.04)	(0.54)	(0.58)	10.44	6.61%
9/30/15[i]	11.02	0.09	(0.50)	(0.41)	(0.07)	(0.18)	(0.25)	10.36	(3.80%	)[b]
12/31/14	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%
12/31/13	10.98	0.09	1.48	1.57	(0.12)	(0.40)	(0.52)	12.03	14.36%
Class A
9/30/18	$11.08	$0.11	$0.11	$0.22	$(0.17)	$(0.03)	$(0.20)	$11.10	2.00%
9/30/17	10.07	0.08	0.97	1.05	(0.04)	-	(0.04)	11.08	10.42%
9/30/16	10.01	0.09	0.52	0.61	(0.01)	(0.54)	(0.55)	10.07	6.26%
9/30/15[i]	10.67	0.07	(0.48)	(0.41)	(0.07)	(0.18)	(0.25)	10.01	(3.93%	)[b]
12/31/14	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%
12/31/13	10.69	0.06	1.44	1.50	(0.10)	(0.40)	(0.50)	11.69	14.13%
Class R4
9/30/18	$11.00	$0.12	$0.11	$0.23	$(0.20)	$(0.03)	$(0.23)	$11.00	2.10%
9/30/17	10.01	0.08	0.97	1.05	(0.06)	-	(0.06)	11.00	10.53%
9/30/16	9.99	0.11	0.51	0.62	(0.06)	(0.54)	(0.60)	10.01	6.46%
9/30/15[i]	10.65	0.08	(0.49)	(0.41)	(0.07)	(0.18)	(0.25)	9.99	(3.84%	)[b]
12/31/14[h]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]
Class R3
9/30/18	$10.95	$0.09	$0.12	$0.21	$(0.18)	$(0.03)	$(0.21)	$10.95	1.88%
9/30/17	9.98	0.07	0.95	1.02	(0.05)	-	(0.05)	10.95	10.23%
9/30/16	9.98	0.08	0.52	0.60	(0.06)	(0.54)	(0.60)	9.98	6.16%
9/30/15[i]	10.65	0.06	(0.48)	(0.42)	(0.07)	(0.18)	(0.25)	9.98	(4.03%	)[b]
12/31/14[h]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	145%	153%	171%	90%	94%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

The accompanying notes are an integral part of the consolidated financial statements.

34

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]	Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j],y	Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]	Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)

$537,404	0.97%	0.79%	0.79%[z]	1.51%
545,487	1.00%	0.81%	0.79%	1.33%
519,733	0.97%	0.80%	0.79%	1.39%
590,934	0.96%[a]	0.79%[a]	0.79%[a,z]	1.39%[a]
611,549	0.96%[a]	0.79%[a]	0.79%[a,z]	1.40%[a]

$6,466	1.06%	0.89%	0.89%[z]	1.41%
7,554	1.10%	0.91%	0.89%	1.23%
7,390	1.07%	0.90%	0.89%	1.33%
7,340	1.06%[a]	0.89%[a]	0.89%[a,z]	1.26%[a]
12,994	1.01%	0.88%	0.88%[z]	2.12%
615,383	0.97%	0.86%	0.86%[z]	1.04%

$4,587	1.16%	0.99%	0.99%[z]	1.20%
11,011	1.20%	1.01%	0.99%	1.12%
11,890	1.17%	1.00%	0.99%	1.23%
15,267	1.16%[a]	0.99%[a]	0.99%[a,z]	1.21%[a]
11,605	1.14%	0.99%	0.99%[z]	1.61%
11,658	1.07%	0.96%	0.96%[z]	0.98%

$8,687	1.26%	1.09%	1.09%[z]	1.19%
9,916	1.30%	1.11%	1.09%	1.03%
9,991	1.27%	1.10%	1.09%	1.11%
14,055	1.26%[a]	1.09%[a]	1.09%[a,z]	1.09%[a]
16,936	1.25%	1.10%	1.10%[z]	1.50%
19,051	1.22%	1.11%	1.11%[z]	0.79%

$3,836	1.52%	1.34%	1.34%[z]	0.96%
3,873	1.55%	1.36%	1.34%	0.77%
5,748	1.52%	1.35%	1.34%	0.87%
6,922	1.51%[a]	1.34%[a]	1.34%[a,z]	0.85%[a]
8,694	1.50%	1.35%	1.35%[z]	1.26%
8,844	1.47%	1.36%	1.36%[z]	0.53%

$9,324	1.41%	1.24%	1.24%[z]	1.05%
10,527	1.45%	1.26%	1.24%	0.82%
16,392	1.42%	1.25%	1.24%	1.10%
2,642	1.41%[a]	1.24%[a]	1.24%[a,z]	0.93%[a]
101	1.41%[a]	1.24%[a]	1.24%[a,z]	1.20%[a]

$14,074	1.67%	1.49%	1.49%[z]	0.82%
14,001	1.70%	1.51%	1.49%	0.64%
10,403	1.67%	1.50%	1.49%	0.83%
2,587	1.66%[a]	1.49%[a]	1.49%[a,z]	0.73%[a]
101	1.66%[a]	1.49%[a]	1.49%[a,z]	0.95%[a]

35

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2018, the Fund’s net assets were $584,377,381, of which $7,357,789 or 1.26%, represents the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, the Fund’s net asset value generally is not calculated and the Fund does not anticipate accepting buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded

36

Notes to Consolidated Financial Statements (Continued)

on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

37

Notes to Consolidated Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Fund’s subadviser utilizes one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date the Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

38

Notes to Consolidated Financial Statements (Continued)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2018, for the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Investments
Common Stock*
Australia	$-	$121,216	$-	$121,216
Belgium	-	1,905,729	-	1,905,729
Bermuda	-	528,177	-	528,177
Brazil	2,865,039	-	-	2,865,039
Canada	7,096,970	-	-	7,096,970
Cayman Islands	3,580,579	5,333,431	-	8,914,010
China	-	550,029	-	550,029
Czech Republic	-	245,413	-	245,413
Denmark	-	468,514	-	468,514
Finland	-	42,305	-	42,305
France	52,156	15,052,536	-	15,104,692
Germany	-	9,157,859	-	9,157,859
Hong Kong	-	4,399,134	-	4,399,134
India	-	7,563,617	-	7,563,617
Indonesia	-	294,146	-	294,146
Ireland	590,098	-	-	590,098
Italy	-	5,896,012	-	5,896,012
Japan	-	48,873,932	-	48,873,932
Liberia	43,920	-	-	43,920

39

Notes to Consolidated Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Asset Investments (Continued)
Malaysia	$-	$94,994	$-	$94,994
Mexico	14,869	-	-	14,869
Netherlands	772,587	6,508,965	-	7,281,552
Norway	-	29,232	-	29,232
Poland	-	15,447	-	15,447
Portugal	-	557,016	-	557,016
Republic of Korea	-	4,618,526	-	4,618,526
Singapore	-	2,934,632	-	2,934,632
South Africa	-	43,427	-	43,427
Spain	-	1,982,241	-	1,982,241
Sweden	-	71,063	-	71,063
Switzerland	1,385,713	5,297,553	-	6,683,266
Taiwan	-	4,778,119	-	4,778,119
Thailand	950,168	235,849	-	1,186,017
Turkey	-	52,715	-	52,715
United Kingdom	4,421,705	15,096,003	-	19,517,708
United States	202,032,739	475,830	594	202,509,163
Preferred Stock*
Brazil	255,236	-	-	255,236
Italy	-	22,877	-	22,877
Republic of Korea	-	43,277	-	43,277
United States	1,749,093	1,545,356	4,510,507	7,804,956
Bank Loans	-	971,878	-	971,878
Corporate Debt	-	25,977,115	1,366,155	27,343,270
Sovereign Debt Obligations	-	20,347,417	-	20,347,417
U.S. Treasury Obligations	-	126,798,637	-	126,798,637
Mutual Funds	6,481,685	-	-	6,481,685
Purchased Options	-	2,379,390	-	2,379,390
Short-Term Investments	-	23,257,352	-	23,257,352

Total Investments	$232,292,557	$344,566,961	$5,877,256	$582,736,774

Liability Investments
Equities Sold Short	$(1,375,693)	$(775,424)	$-	$(2,151,117)

Asset Derivatives
Forward Contracts	$-	$227,674	$-	$227,674
Futures Contracts	22,517	-	-	22,517
Swap Agreements	-	916,881	-	916,881

Total	$22,517	$1,144,555	$-	$1,167,072

Liability Derivatives
Forward Contracts	$-	$(206,841)	$-	$(206,841)
Futures Contracts	(274,807)	-	-	(274,807)
Swap Agreements	-	(913,446)	-	(913,446)
Written Options	(25,600)	(3,575,004)	-	(3,600,604)

Total	$(300,407)	$(4,695,291)	$-	$(4,995,698)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets, as applicable.

40

Notes to Consolidated Financial Statements (Continued)

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to: collateral held/pledged for open derivative instruments, approximate fair value, which would be categorized at Level 2, as of September 30, 2018.

The Fund had transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended September 30, 2018; however, none of the transfers individually or collectively had a material impact on the Fund. The Fund recognizes transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/17	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/18	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/18
Common Stock	$57,192	$-	$-	$(56,598)	$42,391	$(42,391)	$-	$-	$594	$(95,538)
Preferred Stock	7,398,880	-	-	(119,729)	1,151,221	(3,919,865)	-	-	4,510,507	(461,890)
Corporate Debt†	1,078,543	-	794	38,374	-	(7,056)	-	-	1,110,655	38,374
Corporate Debt	468,489	-	(2,748,679)	2,595,011	1,400,000	(1,459,321)	-	-	255,500	(146,720)
Pass-Through Securities†	518,174	-	(37,452)	63,898	-	(544,620)	-	-	-	-

	$9,521,278	$-	$(2,785,337)	$2,520,956	$2,593,612	$(5,973,253)	$-	$-	$5,877,256	$(665,774)

†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common Stock — $594
Jawbone Health Hub, Inc.	$0	Worthless	Worthless	$0.00
Lookout, Inc.	594	Market Approach	Option Pricing Method/EV Multiple	4.50x

Corporate Debt — $255,500
Bio City Development Co. B.V., Convertible	$255,500	Market Approach	Debt Restructure Analysis - Expected Recovery Rate	18.25%
			Cashflow Discount Rate	36.92%

41

Notes to Consolidated Financial Statements (Continued)

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred Stock — $4,510,507
Grand Rounds, Inc. Series C, Convertible	$338,491	Market Approach	Probability Weighted Expected Return Method
			2018 IPO Probability	10%
			2019 IPO Probability	70%
			Merger & Acquisition Probability	15%
			Insolvency Probability	5%
Grand Rounds, Inc. Series D, Convertible	211,960	Market Approach	Probability Weighted Expected Return Method
			2018 IPO Probability	10%
			2019 IPO Probability	70%
			Merger & Acquisition Probability	15%
			Insolvency Probability	5%
Lookout, Inc. Series F	450,909	Market Approach	Option Pricing Method/EV Multiple	4.50x
Palantir Technologies, Inc. Series I	621,134	Market Approach	EV/Multiple	15.50x
Uber Technologies, Inc., Series D	2,888,013	Market Approach	EV/Multiple	6.58x
			2 Year Revenue Growth Rate	41%

Total	$4,766,601

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended September 30, 2018. The following table shows how the Fund used these types of derivatives during the year (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	M

42

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Income	M
Substitution for Direct Investment	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investment	M
Directional Investment	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At September 30, 2018, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$227,674	$-	$227,674
Futures Contracts^^	-	22,517	-	-	22,517
Swap Agreements*	-	338,889	390,597	-	729,486
Swap Agreements^^,^^^	-	-	-	187,395	187,395
Purchased Options*	-	2,200,787	-	178,603	2,379,390

Total Value	$-	$2,562,193	$618,271	$365,998	$3,546,462

Liability Derivatives
Forward Contracts^	$-	$-	$(206,841)	$-	$(206,841)
Futures Contracts^^	-	(274,807)	-	-	(274,807)
Swap Agreements^	-	(40,780)	-	-	(40,780)
Swap Agreements^^,^^^	(18,334)	-	-	(854,332)	(872,666)
Written Options^,^^^	-	(25,600)	-	-	(25,600)
Written Options^	-	(3,499,324)	-	(75,680)	(3,575,004)

Total Value	$(18,334)	$(3,840,511)	$(206,841)	$(930,012)	$(4,995,698)

43

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Realized Gain (Loss)#
Forward Contracts	$-	$-	$(613,689)	$-	$(613,689)
Futures Contracts	-	(1,910,885)	-	-	(1,910,885)
Swap Agreements	(80,718)	869,859	(83,003)	(129,131)	577,007
Purchased Options	-	1,094,806	(514,831)	(844,919)	(264,944)
Written Options	-	608,458	150,449	(351,028)	407,879

Total Realized Gain (Loss)	$(80,718)	$662,238	$(1,061,074)	$(1,325,078)	$(1,804,632)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$34,014	$-	$34,014
Futures Contracts	-	(73,281)	-	-	(73,281)
Swap Agreements	6,519	(598,203)	25,039	(669,146)	(1,235,791)
Purchased Options	-	(1,310,982)	(155,612)	307,855	(1,158,739)
Written Options	-	(735,542)	-	116,022	(619,520)

Total Change in Appreciation (Depreciation)	$6,519	$(2,718,008)	$(96,559)	$(245,269)	$(3,053,317)

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in the Fund’s Consolidated Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded written options, which are not subject to a master netting agreement.
#

Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

##

Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

Number of Contracts, Notional Amounts, or Shares/Units†
Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
133	$46,821,403	$35,648,355	16,684,847	$121,851,751	10,455,823	$70,830,588

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2018.

44

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of September 30, 2018.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$773,017	$(194,163)	$-	$578,854
Barclays Bank PLC	129,696	(129,696)	-	-
BNP Paribas SA	354,973	(57,531)	(297,442)	-
Citibank N.A.	65,208	(65,208)	-	-
Credit Suisse International	26,787	-	-	26,787
Deutsche Bank AG	23,504	(23,504)	-	-
Goldman Sachs International	221,107	(41,149)	(130,000)	49,958
JP Morgan Chase Bank N.A.	83,657	(83,657)	-	-
Morgan Stanley & Co. LLC	510,197	(427,329)	(82,868)	-
Societe Generale	38,142	(38,142)	-	-
UBS AG	1,110,262	(1,110,262)	-	-

	$3,336,550	$(2,170,641)	$(510,310)	$655,599

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund as of September 30, 2018.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(194,163)	$194,163	$-	$-
Barclays Bank PLC	(862,915)	129,696	-	(733,219)
BNP Paribas SA	(57,531)	57,531	-	-
Citibank N.A.	(496,327)	65,208	10,093	(421,026)
Citigroup Global Markets Inc.	(3,158)	-	-	(3,158)
Deutsche Bank AG	(230,099)	23,504	-	(206,595)
Goldman Sachs International	(41,149)	41,149	-	-
JP Morgan Chase Bank N.A.	(99,117)	83,657	-	(15,460)
Morgan Stanley & Co. LLC	(427,329)	427,329	-	-
Societe Generale	(65,008)	38,142	-	(26,866)
UBS AG	(1,345,829)	1,110,262	-	(235,567)

	$(3,822,625)	$2,170,641	$10,093	$(1,641,891)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2018, are discussed below.

45

Notes to Consolidated Financial Statements (Continued)

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

Forward Foreign Currency Contracts and Foreign Currency Options. The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in the Fund’s Consolidated Portfolio of Investments. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad

46

Notes to Consolidated Financial Statements (Continued)

market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in the Fund’s Consolidated Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, or rates which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). The Fund may also enter into contracts for difference, which are similar to total return swaps.

47

Notes to Consolidated Financial Statements (Continued)

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to

48

Notes to Consolidated Financial Statements (Continued)

the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in the Fund’s Consolidated Portfolio of Investments. The Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the

49

Notes to Consolidated Financial Statements (Continued)

value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Written option contracts outstanding at the end of the year, if any, are listed in the Fund’s Consolidated Portfolio of Investments. The Fund’s current exposure to a counterparty is the fair value of the contract.

50

Notes to Consolidated Financial Statements (Continued)

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, the Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2018, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

51

Notes to Consolidated Financial Statements (Continued)

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund determines the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

52

Notes to Consolidated Financial Statements (Continued)

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid monthly by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period.

53

Notes to Consolidated Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended September 30, 2018, there were no brokerage commissions rebated under these agreements.

54

Notes to Consolidated Financial Statements (Continued)

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2018, was 10.8%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2018, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$509,115,681	$282,625,217	$474,795,157	$351,915,005

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Class I
Sold	3,486,339	$39,120,975	2,373,981	$25,116,816
Issued as reinvestment of dividends	1,215,587	13,565,956	479,175	4,830,083
Redeemed	(5,468,456)	(61,238,916)	(5,168,182)	(53,991,113)

Net increase (decrease)	(766,530)	$(8,551,985)	(2,315,026)	$(24,044,214)

Class R5
Sold	82,149	$941,063	64,857	$689,192
Issued as reinvestment of dividends	15,725	177,850	5,509	56,300
Redeemed	(194,710)	(2,212,329)	(120,909)	(1,249,488)

Net increase (decrease)	(96,836)	$(1,093,416)	(50,543)	$(503,996)

Service Class
Sold	40,328	$452,177	54,572	$570,914
Issued as reinvestment of dividends	22,317	248,833	8,138	82,030
Redeemed	(639,465)	(7,135,974)	(247,792)	(2,566,815)

Net increase (decrease)	(576,820)	$(6,434,964)	(185,082)	$(1,913,871)

55

Notes to Consolidated Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Administrative Class
Sold	56,259	$654,444	65,966	$714,658
Issued as reinvestment of dividends	18,318	210,845	5,105	53,040
Redeemed	(182,820)	(2,100,456)	(164,732)	(1,750,259)

Net increase (decrease)	(108,243)	$(1,235,167)	(93,661)	$(982,561)

Class A
Sold	52,888	$590,160	60,991	$628,498
Issued as reinvestment of dividends	6,108	67,977	1,980	19,896
Redeemed	(63,093)	(703,846)	(283,908)	(3,010,846)

Net increase (decrease)	(4,097)	$(45,709)	(220,937)	$(2,362,452)

Class R4
Sold	242,517	$2,682,705	389,698	$3,971,974
Issued as reinvestment of dividends	21,132	232,877	9,967	99,371
Redeemed	(373,475)	(4,101,576)	(1,079,342)	(10,980,523)

Net increase (decrease)	(109,826)	$(1,185,994)	(679,677)	$(6,909,178)

Class R3
Sold	210,188	$2,319,532	680,562	$6,980,357
Issued as reinvestment of dividends	23,792	261,470	5,660	56,263
Redeemed	(227,480)	(2,501,865)	(449,720)	(4,654,137)

Net increase (decrease)	6,500	$79,137	236,502	$2,382,483

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2018, no amounts have been retained by the Distributor.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2018.

6.	Federal Income Tax Information

At September 30, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$548,731,283	$55,340,596	$(21,335,105)	$34,005,491

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

56

Notes to Consolidated Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$14,741,688	$24,120	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$5,196,983	$ -	$ -

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2018, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, defaulted bond income accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, corporate action basis adjustments, hybrid income accruals, and deferred Trustee compensation.

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$6,191,636	$17,604,094	$(96,579)	$33,416,694

During the year ended September 30, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(1,972,081)	$2,005,833	$(33,752)

The Fund did not have any unrecognized tax benefits at September 30, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2018, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

57

Notes to Consolidated Financial Statements (Continued)

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Fund has adopted the Rule’s Regulation S-X amendments and the Fund’s financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Fund’s financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Fund’s financial statements.

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended, the period from January 1, 2015 through September 30, 2015, and each of the two years in the period ended December 31, 2014, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended, the period from January 1, 2015 through September 30, 2015, and each of the two years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more MassMutual investment companies since 1995.

59

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Chief Executive Officer, AEE International LLC (since 2018); Founder and sole member of PR Academy of Executive Education, LLC (2016-2018); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

60

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

62

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				111

Eric H. Wietsma Age: 52	President Vice President	Since 2008 2006- 2008	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 47	Vice President	Since 2016	President (since 2018), and Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

63

Federal Tax Information (Unaudited)

For corporate shareholders, 24.78% of the ordinary dividends paid during the Fund’s year ended September 30, 2018, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,017,093 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2018.

64

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2018, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2017. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

65

Other Information (Unaudited) (Continued)

The Committee noted that the Fund has total net expenses and a net advisory fee in the second comparative quartile (34th percentile in each case). The Committee considered that the Fund experienced comparative performance for the one- and three-year periods in the third comparative quartile (68th and 56th percentiles, respectively). The Committee considered MML Advisers’ statement that the Fund’s relatively conservative positioning had caused it to underperform in recent periods, but had permitted the Fund to achieve returns competitive to equities over the longer term but with relatively low volatility.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of MML Advisers’ revenues from the Fund (including advisory fee and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the advisory agreement and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

66

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2018:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred
Class I	$1,000	0.80%	$1,003.60	$4.06	$1,021.30	$4.10
Class R5	1,000	0.90%	1,003.50	4.57	1,020.80	4.61
Service Class	1,000	1.00%	1,002.70	5.08	1,020.30	5.12
Administrative Class	1,000	1.10%	1,001.70	5.58	1,019.80	5.63
Class A	1,000	1.35%	1,000.00	6.84	1,018.50	6.91
Class R4	1,000	1.25%	1,000.90	6.34	1,019.00	6.40
Class R3	1,000	1.50%	1,000.00	7.60	1,017.70	7.67

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

67

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45697-00

MassMutual

Annual Report

MassMutual RetireSMART℠ and MassMutual RetireSMART℠ by JPMorgan Funds

September 30, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual RetireSMARTSM Funds and the MassMutual RetireSMARTSM by JPMorgan Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that, although the financial markets will go up and down over time, taking a long-term approach to investing gives retirement investors more time to ride out the downturns as they work toward achieving their long-term investment goals.”

September 30, 2018

Despite the return of volatility, markets remained strong overall

I am pleased to present you with MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds Annual Report, covering the year ended September 30, 2018 (the “fiscal year” or the “period”). During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017. Nevertheless, total returns for the period were solidly positive.

Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, all of which dominated headlines for the majority of the fiscal year. Foreign stocks in developed markets trailed their U.S.-based counterparts for the period, but generally outpaced their emerging-market competitors.

Bond investors in the United States struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the fiscal year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals.

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.*

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

(Continued)

1

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential to have more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorganFunds – Economic and Market Overview (Unaudited)

September 30, 2018

Market Highlights

•	During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017, but total returns for the fiscal year (or the “period”) were solidly positive.

•	Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, which dominated year-to-date headlines in 2018.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

Market Environment

U.S. equity investors enjoyed positive returns for the fiscal year beginning October 1, 2017, though those gains occurred in a more volatile market than they encountered during the previous fiscal year. After a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (the Dow) declined for the first quarter of 2018. Both indexes hit record highs in January, dropped sharply in February, and climbed back to record highs near the end of the fiscal year.

During the second and third quarters of the fiscal year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering subsequent rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

As the first quarter of fiscal year began, strong corporate earnings reports and tempered rate hike expectations boosted investor confidence and the broad market S&P 500 delivered a strong 5.7% return for the quarter on the way to a 17.91% return for the fiscal year. The Dow followed a similar pattern to end at 20.76%. The technology-heavy NASDAQ Composite Index fared even better, advancing 25.17%, with prominent technology companies like Apple, Netflix, and Google leading the way. Small- and mid-cap stocks underperformed their larger peers and growth stocks widely outperformed their value counterparts during the period.

The information technology and consumer discretionary sectors led all others during the fiscal year, delivering double-digit returns and beating the S&P 500. Seven of the remaining sectors delivered positive returns, but lagged the S&P 500. Only two sectors – communication services and utilities – delivered negative returns for the fiscal year.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and delivered a fiscal year return of 2.74%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared even worse, ending at -0.81% for the period.

The Federal Reserve Board (the Fed) reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the fiscal year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times during the period – in December (2017), March, June, and September 2018. All rate hikes during the period

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual RetireSMARTSM and MassMutual RetireSMARTSM by JPMorgan Funds – Economic and Market Overview (Unaudited) (Continued)

were in line with expectations and markets absorbed them with little reaction from investors. At the end of the fiscal year, the Fed raised its projection for the federal funds rate to 2.00%–2.25% as the market was pricing in the probability of an additional 0.25% hike following the December 2018 FOMC meeting. The Fed’s action follows signals that inflation may be rising faster than desired.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the fiscal year at 2.33%, yields rose 0.74% to end at 3.07%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index ended the period at -1.22%. Investment-grade corporate bonds fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the period at -1.18%. The Bloomberg Barclays U.S. Corporate High Yield Index fared better, ending with a gain of 3.05%.

Review and maintain your strategy

At MassMutual, we are people protecting people. That is why we are committed to helping people secure and protect their long-term financial future, so they can take care of the ones they love. Saving for retirement continues to be an important and urgent challenge for most. We remind you, as an investor in stock and bond funds, that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Most of the non-affiliated Underlying Funds in which the Funds invest will typically be passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry, although the Funds may also invest in non-affiliated actively managed funds. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•

MM RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•

MM RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•

MM RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MM RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•

MM RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MM RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2018?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS); and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500® Index Return
MM RetireSMART Conservative Fund	2.72%	6.91%	-1.22%*	17.91%

MM RetireSMART Moderate Fund	6.01%	6.91%	-1.22%	17.91%*

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500® Index Return

MM RetireSMART Moderate Growth Fund	8.96%	6.91%	-1.22%	17.91%*

MM RetireSMART Growth Fund	10.26%	6.91%	-1.22%	17.91%*

* Benchmark return

For the year ended September 30, 2018, all of the MM RetireSMART (risk-based) Funds underperformed the S&P 500 Index and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Two of the Funds, the MM RetireSMART Moderate Growth Fund and the MM RetireSMART Growth Fund, outperformed the Lipper Balanced Fund Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

For the year ended September 30, 2018, the Series’ allocation to fixed income (bonds) versus equities (stocks) was the major performance driver, as generally speaking, stocks across the globe outpaced bonds. Allocations within markets made a difference, with U.S. stocks considerably outperforming international developed and emerging-market stocks, global growth stocks outperforming global value stocks, and high-yield corporate bonds outperforming U.S. Treasuries. All in, the allocations between stocks and bonds was key, as double-digit returns in a variety of stock markets were significantly ahead of the nearly flat to negative returns for the broad bond market and U.S. Treasury bonds.

Inflationary pressures were elevated for the first nine months before settling back down in the last three months. As a result, assets such as commodities and real estate investment trusts (REITs) did not participate as much in the stock gains. Overall, the Funds maintained a meaningful overall risk posture, which aided results. The decision to reduce the U.S. stock allocations and increase the developed and emerging-market stock allocation was a drag. Adjustments to lower the target level of REITs held in the portfolios affected the portfolios favorably, though the remaining exposure to REITs weighed on performance. The final result was that those Funds with higher equity allocations – MassMutual RetireSMART Growth and MassMutual RetireSMART Moderate Growth Funds – outperformed their counterparts with higher bond allocations – MassMutual RetireSMART Moderate and MassMutual RetireSMART Conservative Funds – by a meaningful amount.

The full-year returns of underlying actively managed funds generally detracted from performance. The MassMutual Select Blue Chip Growth, MassMutual Select Overseas, and MassMutual Premier International Equity Funds were the key detractors. Outperformance by the MassMutual Select Diversified Value, MassMutual Select Small Cap Value, MassMutual Select Small Cap Growth, and MassMutual Premier Strategic Emerging Market Funds offset some of this underperformance

Changes to the underlying funds during the year include the MassMutual Select Small Company Value, MassMutual Premier Disciplined Value, MassMutual Premier Disciplined Growth, MM Select Bond and Income Asset, and MassMutual Select Large Cap Value Funds. In addition, the MassMutual Select Mid-Cap Value Fund removed Systematic Financial Management as a subadviser, the MassMutual Select Overseas Fund removed J.P. Morgan as a subadviser, and the MM Select Equity Asset Fund changed subadvisers from Northern Trust to J.P. Morgan.

Outlook

U.S. tax cuts helped fuel economic growth and drive corporate earnings and share buybacks higher, resulting in double-digit returns for U.S. stocks over the year. Conversely, the strong U.S. economy and the escalating global trade war strengthened the U.S. dollar and held back the performance of international developed- and emerging-market stocks. Fund management expects market volatility to remain elevated until the trade dispute is resolved, especially in the more export-sensitive economies of China

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

and the European Union. Also, with stock valuations above their long-term averages and increasing investor expectations for a recession in the next few years, Fund management believes the Federal Reserve Board (the Fed) runs the risk of moving too quickly as it shifts the federal funds rate higher and reverses its bond purchasing program. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Renewed volatility and divergence in market performance may create opportunities for managers of active funds to outperform their benchmarks. The Fund managers continue to maintain a balanced position between risks and opportunities, with an eye toward opportunities outside the United States and away from the risk of corporate debt and longer-maturity bonds. Looking ahead to 2019, Fund management will be closely monitoring how trends unfold as they manage the positioning of each of the MassMutual RetireSMART portfolios.

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	68.8%
Equity Funds	31.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	63.9%
Fixed Income Funds	36.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	85.0%
Fixed Income Funds	15.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	98.1%
Fixed Income Funds	2.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

7

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM by JPMorgan (target date) Series (formerly known as the MassMutual RetireSMARTSM (target date) Series), and who are the Series’ investment adviser and subadviser?

The MassMutual (“MM”) RetireSMART by JPMorgan (target date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. Effective September 24, 2018, J.P. Morgan Investment Management Inc. (J.P. Morgan) was added as subadviser to the Series. At that time, the names of the 12 Funds in the Series and their investment approaches were changed.

The 12 Funds are MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund.

MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, and MM RetireSMART by JPMorgan 2015 Fund each seeks current income and some capital appreciation.

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds each seeks total return through the Fund’s asset allocation, which is designed to become more conservative over time. As each Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely to stop making new investments in the Fund at or around that time (or designed for investors who are retired or expect to retire soon for the MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, and MM RetireSMART by JPMorgan 2015 Fund). Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), Barings Funds (advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of MassMutual), and J.P. Morgan Funds (advised by J.P. Morgan or its affiliates), and may include other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Funds may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry.

Each Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining each Fund’s strategic asset allocation and tactical asset allocation. MML Advisers has overall responsibility for each Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Funds’ assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 30% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

•

MM RetireSMART by JPMorgan In Retirement Fund and MM RetireSMART by JPMorgan 2010/2015 Funds: Assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds. Each Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement or expects to retire soon.

•

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of its target retirement year. It is intended that each Fund’s strategic target allocations will approximate those of the MM RetireSMART by JPMorgan In Retirement Fund by the end of its target retirement year.

8

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended September 30, 2018?

The return of each Fund’s Class R5 shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the year ended September 30, 2018, all of the Funds underperformed their respective Indexes, with the exception of the MM RetireSMART by JPMorgan 2025 Fund.

	Fund’s Class R5 Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan In Retirement Fund	3.02%	3.71%

MM RetireSMART by JPMorgan 2010 Fund	3.92%	4.36%

MM RetireSMART by JPMorgan 2015 Fund	4.48%	5.09%

MM RetireSMART by JPMorgan 2020 Fund	5.61%	5.78%

MM RetireSMART by JPMorgan 2025 Fund	7.16%	6.86%

MM RetireSMART by JPMorgan 2030 Fund	7.96%	7.99%

MM RetireSMART by JPMorgan 2035 Fund	8.68%	8.99%

MM RetireSMART by JPMorgan 2040 Fund	9.10%	9.68%

MM RetireSMART by JPMorgan 2045 Fund	9.24%	9.98%

MM RetireSMART by JPMorgan 2050 Fund	9.83%	10.26%

MM RetireSMART by JPMorgan 2055 Fund	9.84%	10.32%

MM RetireSMART by JPMorgan 2060 Fund	9.94%	10.60%

* The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART by JPMorgan In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART by JPMorgan 2010 Fund: S&P Target Date 2010 Index; MM RetireSMART by JPMorgan 2015 Fund: S&P Target Date 2015 Index; MM RetireSMART by JPMorgan 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART by JPMorgan 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART by JPMorgan 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART by JPMorgan 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART by JPMorgan 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART by JPMorgan 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART by JPMorgan 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART by JPMorgan 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART by JPMorgan 2060 Fund: S&P Target Date 2060+ Index.

S&P Target Date Indexes:

The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

For the year ended September 30, 2018, the Series’ allocation to fixed income (bonds) versus equities (stocks) was the major performance driver, as generally speaking, stocks across the globe outpaced bonds. Allocations within markets made a difference, with U.S. stocks considerably outperforming international developed and emerging-market stocks, global growth stocks outperforming global value stocks, and high-yield corporate bonds outperforming U.S. Treasuries. All in, the allocations between stocks and bonds was key, as double-digit returns in a variety of stock markets were significantly ahead of the nearly flat to negative returns for the broad bond market and U.S. Treasury bonds.

Inflationary pressures were elevated for the first nine months before settling back down in the last three months. As a result, assets such as commodities and real estate investment trusts (REITs) did not participate as much in the stock gains.

9

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Overall, the Funds maintained a meaningful overall risk posture, which aided results. Adjustments to lower the target level of REITs held in the portfolios affected the portfolios favorably, though the remaining exposure to REITs weighed on performance. The decision to reduce the U.S. stock allocations and increase the developed and emerging-market stock allocation was a drag. The final result was that those Funds with higher equity allocations – such as MassMutual RetireSMART by JPMorgan 2025 through MassMutual RetireSMART by JPMorgan 2060 Funds – outperformed their counterparts with higher bond allocations, such as MassMutual RetireSMART by JPMorgan In Retirement through MassMutual RetireSMART by JPMorgan 2020 Funds, by a meaningful amount.

The full-year returns of underlying actively managed funds generally detracted from performance. The MassMutual Select Blue Chip Growth, MassMutual Select Overseas, and MassMutual Premier International Equity Funds were the key detractors. Outperformance by the MassMutual Select Diversified Value, MassMutual Select Small Cap Value, MassMutual Select Small Cap Growth, and MassMutual Premier Strategic Emerging Market Funds offset some of this underperformance.

On September 24, J.P. Morgan was hired to manage the Series’ glide path, strategic asset allocation, and tactical asset allocation. MassMutual continues to manage the Series’ manager selection and portfolio construction. Changes to the underlying funds during the year included adding the JP Morgan International Research Enhanced Equity, JP Morgan Realty Income, JP Morgan Emerging Market Strategic Debt, JP Morgan Emerging Market Debt and JP Morgan U.S. Government Money Market Funds, along with adding passive investment exposure using a variety of Vanguard Index Funds. Underlying Fund removals included the MassMutual Select Small Company Value, MassMutual Premier Disciplined Value, MassMutual Premier Disciplined Growth, MassMutual Premier Short Duration Bond, DFA Commodity Strategy, Oppenheimer International Bond, Oppenheimer Real Estate, MM Select Bond and Income Asset, and MassMutual Select Large Cap Value Funds. In addition, the MassMutual Select Mid-Cap Value Fund removed Systematic Financial Management as a subadviser, the MassMutual Select Overseas Fund removed J.P. Morgan as a subadviser, and the MM Select Equity Asset Fund changed subadvisers from Northern Trust to J.P. Morgan. The name of the MassMutual RetireSMART Fund series was also changed to MassMutual RetireSMART by JPMorgan (e.g., “MassMutual RetireSMART by JPMorgan 2030 Fund”).

Outlook

The Fund managers retain a positive risk bias in the Series’ portfolios, anticipating a healthy level of U.S.-led global growth in the coming quarters. Fund management has moderated the Series’ levels of risk over the past few months, acknowledging developments in trade tensions and some pockets of economic weakness, especially in emerging markets, which resulted in a shift to underweights in both emerging-market equity and emerging-market debt. As of September 30, 2018, within equities, the Series was overweight to the U.S., where Fund management expects solid economic performance to stimulate earnings growth. The Fund managers prefer U.S. Treasuries within fixed income markets and are moving incrementally more positive on duration as a hedge to the Series’ equity overweight. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

MassMutual RetireSMART by JPMorgan In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	62.9%
Equity Funds	37.3%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2010 Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	62.9%
Equity Funds	37.3%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

10

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2015 Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	62.9%
Equity Funds	37.3%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2020 Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	53.3%
Equity Funds	46.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2025 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	59.2%
Fixed Income Funds	40.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2030 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	69.3%
Fixed Income Funds	30.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2035 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	78.7%
Fixed Income Funds	21.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2040 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	85.8%
Fixed Income Funds	14.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2045 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	88.6%
Fixed Income Funds	11.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2050 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	88.6%
Fixed Income Funds	11.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

11

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2055 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	88.6%
Fixed Income Funds	11.6%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2060 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	88.8%
Fixed Income Funds	11.5%

Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%

Net Assets	100.0%

12

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 6/20/11 - 9/30/18
Class R5	2.72%	3.80%	4.45%
Service Class	2.61%	3.71%	4.37%
Administrative Class	2.50%	3.63%	4.27%
Class A	2.30%	3.34%	4.01%
Class A (sales load deducted)*	-3.33%	2.18%	3.20%
Bloomberg Barclays U.S. Aggregate Bond Index#	-1.22%	2.16%	2.39%
S&P 500 Index	17.91%	13.95%	14.45%
Lipper Balanced Fund Index	6.91%	7.29%	7.29%	+

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class I, Class R4, Class R3, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	2.71%	3.48%
Class R4	2.31%	3.03%
Class R3	2.10%	2.77%
Bloomberg Barclays U.S. Aggregate Bond Index#	-1.22%	2.02%
S&P 500 Index	17.91%	12.62%
Lipper Balanced Fund Index	6.91%	6.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 6/20/11 - 9/30/18
Class R5	6.01%	5.78%	6.63%
Service Class	5.97%	5.69%	6.57%
Administrative Class	5.86%	5.58%	6.46%
Class A	5.56%	5.32%	6.20%
Class A (sales load deducted)*	-0.25%	4.14%	5.38%
S&P 500 Index#	17.91%	13.95%	14.45%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	2.39%
Lipper Balanced Fund Index	6.91%	7.29%	7.29%	+

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	6.21%	5.19%
Class R4	5.70%	4.70%
Class R3	5.46%	4.48%
S&P 500 Index#	17.91%	12.62%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%
Lipper Balanced Fund Index	6.91%	6.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

14

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 6/20/11 - 9/30/18
Class R5	8.96%	7.41%	8.41%
Service Class	8.81%	7.31%	8.34%
Administrative Class	8.62%	7.21%	8.23%
Class A	8.42%	6.93%	7.96%
Class A (sales load deducted)*	2.45%	5.72%	7.13%
S&P 500 Index#	17.91%	13.95%	14.45%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	2.39%
Lipper Balanced Fund Index	6.91%	7.29%	7.29%	+

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	9.07%	6.56%
Class R4	8.47%	6.09%
Class R3	8.21%	5.84%
S&P 500 Index#	17.91%	12.62%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%
Lipper Balanced Fund Index	6.91%	6.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

15

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 6/20/11 - 9/30/18
Class R5	10.26%	8.14%	9.27%
Service Class	10.22%	8.05%	9.20%
Administrative Class	10.05%	7.94%	9.09%
Class A	9.77%	7.68%	8.82%
Class A (sales load deducted)*	3.73%	6.46%	7.98%
S&P 500 Index#	17.91%	13.95%	14.45%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	2.39%
Lipper Balanced Fund Index	6.91%	7.29%	7.29%	+

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	10.36%	7.20%
Class R4	9.86%	6.72%
Class R3	9.63%	6.46%
S&P 500 Index#	17.91%	12.62%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%
Lipper Balanced Fund Index	6.91%	6.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

16

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan In Retirement Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Service Class	3.00%	3.83%	5.54%
Administrative Class	2.97%	3.74%	5.47%
Class A	2.67%	3.46%	5.14%
Class A (sales load deducted)*	-2.98%	2.30%	4.54%
Class R3	2.45%	3.30%	4.91%
S&P Target Date Retirement Income Index	3.71%	4.37%	5.10%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan In Retirement Fund Class I, Class R5, Class R4, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	3.22%	3.59%
Class R5	3.02%	3.46%
Class R4	2.75%	3.13%
S&P Target Date Retirement Income Index	3.71%	4.00%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

17

MassMutual RetireSMARTSM by JPMorgan 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2010 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2010 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Service Class	3.80%	4.48%	6.10%
Administrative Class	3.79%	4.36%	6.00%
Class A	3.53%	4.09%	5.69%
Class A (sales load deducted)*	-2.16%	2.92%	5.09%
Class R3	3.39%	3.93%	5.43%
S&P Target Date 2010 Index	4.36%	5.09%	5.84%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2010 Fund Class I, Class R5, Class R4, and the S&P Target Date 2010 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	4.10%	4.09%
Class R5	3.92%	3.97%
Class R4	3.51%	3.61%
S&P Target Date 2010 Index	4.36%	4.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2010 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

18

MassMutual RetireSMARTSM by JPMorgan 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2015 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2015 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 4/1/10 - 9/30/18
Service Class	4.45%	4.92%	6.54%
Administrative Class	4.34%	4.81%	6.46%
Class A	3.98%	4.54%	6.14%
Class A (sales load deducted)*	-1.74%	3.37%	5.44%
S&P Target Date 2015 Index	5.09%	5.85%	6.69%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2015 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2015 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	4.67%	4.40%
Class R5	4.48%	4.30%
Class R4	4.22%	3.93%
Class R3	3.85%	3.67%
S&P Target Date 2015 Index	5.09%	5.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2015 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

19

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2020 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2020 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Service Class	5.50%	5.72%	7.27%
Administrative Class	5.35%	5.60%	7.17%
Class A	5.15%	5.34%	6.85%
Class A (sales load deducted)*	-0.63%	4.16%	6.25%
Class R3	4.98%	5.16%	6.60%
S&P Target Date 2020 Index	5.78%	6.49%	7.09%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2020 Fund Class I, Class R5, Class R4, and the S&P Target Date 2020 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	5.77%	5.07%
Class R5	5.61%	4.95%
Class R4	5.18%	4.58%
S&P Target Date 2020 Index	5.78%	5.76%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2020 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2025 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2025 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 4/1/10 - 9/30/18
Service Class	6.94%	6.52%	7.98%
Administrative Class	6.79%	6.42%	7.89%
Class A	6.50%	6.14%	7.57%
Class A (sales load deducted)*	0.64%	4.95%	6.86%
S&P Target Date 2025 Index	6.86%	7.13%	7.98%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2025 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2025 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	7.15%	5.79%
Class R5	7.16%	5.72%
Class R4	6.66%	5.32%
Class R3	6.47%	5.07%
S&P Target Date 2025 Index	6.86%	6.33%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2025 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2030 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2030 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Service Class	7.88%	7.00%	7.96%
Administrative Class	7.78%	6.89%	7.88%
Class A	7.52%	6.61%	7.54%
Class A (sales load deducted)*	1.60%	5.41%	6.94%
Class R3	7.38%	6.45%	7.31%
S&P Target Date 2030 Index	7.99%	7.78%	8.02%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2030 Fund Class I, Class R5, Class R4, and the S&P Target Date 2030 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	8.11%	6.25%
Class R5	7.96%	6.12%
Class R4	7.62%	5.75%
S&P Target Date 2030 Index	7.99%	6.92%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2030 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2035 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2035 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 4/1/10 - 9/30/18
Service Class	8.59%	7.32%	8.62%
Administrative Class	8.53%	7.22%	8.54%
Class A	8.23%	6.93%	8.21%
Class A (sales load deducted)*	2.28%	5.73%	7.49%
S&P Target Date 2035 Index	8.99%	8.39%	9.08%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2035 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2035 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	8.81%	6.56%
Class R5	8.68%	6.44%
Class R4	8.28%	6.08%
Class R3	8.08%	5.81%
S&P Target Date 2035 Index	8.99%	7.47%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2035 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2040 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2040 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Service Class	8.95%	7.46%	8.15%
Administrative Class	8.86%	7.35%	8.05%
Class A	8.54%	7.07%	7.73%
Class A (sales load deducted)*	2.57%	5.86%	7.12%
Class R3	8.44%	6.90%	7.48%
S&P Target Date 2040 Index	9.68%	8.79%	8.67%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2040 Fund Class I, Class R5, Class R4, and the S&P Target Date 2040 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	9.19%	6.69%
Class R5	9.10%	6.61%
Class R4	8.63%	6.21%
S&P Target Date 2040 Index	9.68%	7.84%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2040 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2045 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2045 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 4/1/10 - 9/30/18
Service Class	9.19%	7.68%	9.04%
Administrative Class	9.12%	7.57%	8.96%
Class A	8.77%	7.28%	8.63%
Class A (sales load deducted)*	2.79%	6.07%	7.91%
S&P Target Date 2045 Index	9.98%	9.05%	9.69%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2045 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2045 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	9.38%	6.82%
Class R5	9.24%	6.72%
Class R4	8.86%	6.33%
Class R3	8.62%	6.09%
S&P Target Date 2045 Index	9.98%	8.06%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2045 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2050 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2050 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Service Class	9.81%	7.93%	5.64%
Administrative Class	9.72%	7.83%	5.58%
Class A	9.34%	7.56%	5.26%
Class A (sales load deducted)*	3.33%	6.35%	4.71%
Class R3	9.28%	7.37%	4.98%
S&P Target Date 2050 Index	10.26%	9.29%	8.96%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2050 Fund Class I, Class R5, Class R4, and the S&P Target Date 2050 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	10.02%	7.11%
Class R5	9.83%	7.00%
Class R4	9.56%	6.65%
S&P Target Date 2050 Index	10.26%	8.27%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2050 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2055 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2055 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/17	Since Inception Average Annual 9/17/13 - 9/30/18
Service Class	9.78%	7.99%	7.97%
Administrative Class	9.73%	7.90%	7.88%
Class A	9.41%	7.62%	7.61%
Class A (sales load deducted)*	3.39%	6.41%	6.40%
S&P Target Date 2055 Index	10.32%	9.42%	9.32%

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2055 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2055 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	9.97%	7.16%
Class R5	9.84%	7.03%
Class R4	9.50%	6.68%
Class R3	9.22%	6.42%
S&P Target Date 2055 Index	10.32%	8.36%
GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2055 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART by JPMorgan 2060 Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R4, Class R3, and the S&P Target Date 2060+ Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 11/23/15 - 9/30/18
Class I	10.03%	10.50%
Class R5	9.94%	10.39%
Service Class	9.88%	10.31%
Administrative Class	9.71%	10.18%
Class R4	9.58%	10.03%
Class A	9.47%	9.92%
Class A (sales load deducted)*	3.45%	7.77%
Class R3	9.20%	9.73%
S&P Target Date 2060+ Index	10.60%	11.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2060+ Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 31.3%
DFA Commodity Strategy Portfolio	356,166	$2,076,450
MassMutual Premier International Equity Fund, Class I (a)	262,389	3,408,438
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	218,483	2,785,660
MassMutual Select Blue Chip Growth Fund, Class I (a)	130,330	3,045,821
MassMutual Select Diversified Value Fund, Class I (a)	221,769	2,989,442
MassMutual Select Equity Opportunities Fund, Class I (a)	117,084	2,155,513
MassMutual Select Fundamental Growth Fund, Class I (a)	169,527	1,663,064
MassMutual Select Fundamental Value Fund, Class I (a)	227,125	2,709,604
MassMutual Select Growth Opportunities Fund, Class I (a)	84,451	1,113,904
MassMutual Select Mid Cap Growth Fund, Class I (a)	74,664	1,799,407
MassMutual Select Mid-Cap Value Fund, Class I (a)	125,581	1,764,407
MassMutual Select Overseas Fund, Class I (a)	723,530	6,815,653
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	45,550	869,095
MassMutual Select Small Cap Value Equity Fund, Class I (a)	65,972	1,194,747
MM Select Equity Asset Fund, Class I (a)	1,103,356	13,637,476
Oppenheimer Real Estate Fund, Class I (a)	112,814	2,815,828
Vanguard Developed Markets Index Fund, Institutional Shares	489,410	6,812,592
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	81,097	2,767,038
Vanguard Mid-Cap Index Fund, Admiral Shares	11,685	2,375,972
Vanguard Small-Cap Index Fund, Admiral Shares	17,645	1,373,816

		64,173,927

Fixed Income Funds — 68.8%
Barings Global Floating Rate Fund, Class Y (a)	193,525	1,848,164
MassMutual Premier Core Bond Fund, Class I (a)	2,931,484	31,249,620
MassMutual Premier High Yield Fund, Class I (a)	468,254	4,340,714

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	987,382	$10,110,792
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,357,668	24,283,978
MassMutual Select Strategic Bond Fund, Class I (a)	2,287,120	23,145,652
MassMutual Select Total Return Bond Fund, Class I (a)	2,406,268	23,148,301
Oppenheimer International Bond Fund, Class I (a)	1,617,366	8,814,647
Vanguard Long-Term Treasury Index Fund, Admiral Shares	142,453	3,448,796
Vanguard Total Bond Market Index Fund, Institutional Shares	998,436	10,343,801

		140,734,465

TOTAL MUTUAL FUNDS (Cost $203,831,249)		204,908,392

TOTAL LONG-TERM INVESTMENTS (Cost $203,831,249)		204,908,392

TOTAL INVESTMENTS — 100.1% (Cost $203,831,249) (b)		204,908,392

Other Assets/(Liabilities) — (0.1)%		(223,189)

NET ASSETS — 100.0%		$204,685,203

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 63.9%
DFA Commodity Strategy Portfolio	683,469	$3,984,622
MassMutual Premier International Equity Fund, Class I (a)	675,898	8,779,910
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	591,371	7,539,981
MassMutual Select Blue Chip Growth Fund, Class I (a)	375,235	8,769,235
MassMutual Select Diversified Value Fund, Class I (a)	638,390	8,605,501
MassMutual Select Equity Opportunities Fund, Class I (a)	338,086	6,224,165
MassMutual Select Fundamental Growth Fund, Class I (a)	488,729	4,794,428
MassMutual Select Fundamental Value Fund, Class I (a)	653,208	7,792,767
MassMutual Select Growth Opportunities Fund, Class I (a)	243,620	3,213,341
MassMutual Select Mid Cap Growth Fund, Class I (a)	202,617	4,883,073
MassMutual Select Mid-Cap Value Fund, Class I (a)	340,896	4,789,585
MassMutual Select Overseas Fund, Class I (a)	1,861,761	17,537,793
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	124,068	2,367,223
MassMutual Select Small Cap Value Equity Fund, Class I (a)	179,522	3,251,140
MM Select Equity Asset Fund, Class I (a)	3,172,751	39,215,200
Oppenheimer Real Estate Fund, Class I (a)	306,814	7,658,086
Vanguard Developed Markets Index Fund, Institutional Shares	1,272,537	17,713,711
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	292,103	7,580,072
Vanguard Mid-Cap Index Fund, Institutional Shares	144,797	6,504,263
Vanguard Small-Cap Index Fund, Admiral Shares	48,274	3,758,602

		174,962,698

Fixed Income Funds — 36.2%
Barings Global Floating Rate Fund, Class Y (a)	160,394	1,531,767
MassMutual Premier Core Bond Fund, Class I (a)	2,040,217	21,748,711
MassMutual Premier High Yield Fund, Class I (a)	385,451	3,573,132

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	698,547	$7,153,119
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,648,837	16,983,023
MassMutual Select Strategic Bond Fund, Class I (a)	1,595,003	16,141,427
MassMutual Select Total Return Bond Fund, Class I (a)	1,678,224	16,144,511
Oppenheimer International Bond Fund, Class I (a)	1,144,611	6,238,129
Vanguard Long-Term Treasury Index Fund, Admiral Shares	100,361	2,429,752
Vanguard Total Bond Market Index Fund, Institutional Shares	702,461	7,277,499

		99,221,070

TOTAL MUTUAL FUNDS (Cost $263,468,912)		274,183,768

TOTAL LONG-TERM INVESTMENTS (Cost $263,468,912)		274,183,768

TOTAL INVESTMENTS — 100.1% (Cost $263,468,912) (b)		274,183,768

Other Assets/(Liabilities) — (0.1)%		(273,322)

NET ASSETS — 100.0%		$273,910,446

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 85.0%
DFA Commodity Strategy Portfolio	648,754	$3,782,234
MassMutual Premier International Equity Fund, Class I (a)	770,410	10,007,630
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	695,967	8,873,578
MassMutual Select Blue Chip Growth Fund, Class I (a)	453,340	10,594,553
MassMutual Select Diversified Value Fund, Class I (a)	770,111	10,381,093
MassMutual Select Equity Opportunities Fund, Class I (a)	412,075	7,586,300
MassMutual Select Fundamental Growth Fund, Class I (a)	592,225	5,809,729
MassMutual Select Fundamental Value Fund, Class I (a)	787,454	9,394,323
MassMutual Select Growth Opportunities Fund, Class I (a)	295,553	3,898,342
MassMutual Select Mid Cap Growth Fund, Class I (a)	239,269	5,766,381
MassMutual Select Mid-Cap Value Fund, Class I (a)	400,975	5,633,699
MassMutual Select Overseas Fund, Class I (a)	2,118,887	19,959,920
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	145,991	2,785,501
MassMutual Select Small Cap Value Equity Fund, Class I (a)	211,713	3,834,119
MM Select Equity Asset Fund, Class I (a)	3,834,577	47,395,370
Oppenheimer Real Estate Fund, Class I (a)	361,889	9,032,750
Vanguard Developed Markets Index Fund, Institutional Shares	1,451,117	20,199,554
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	344,173	8,931,289
Vanguard Mid-Cap Index Fund, Institutional Shares	170,843	7,674,268
Vanguard Small-Cap Index Fund, Admiral Shares	56,916	4,431,465

		205,972,098

Fixed Income Funds — 15.1%
Barings Global Floating Rate Fund, Class Y (a)	63,104	602,643
MassMutual Premier Core Bond Fund, Class I (a)	745,053	7,942,267
MassMutual Premier High Yield Fund, Class I (a)	151,367	1,403,168

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	258,038	$2,642,311
MassMutual Premier Short-Duration Bond Fund, Class I (a)	602,713	6,207,939
MassMutual Select Strategic Bond Fund, Class I (a)	583,281	5,902,807
MassMutual Select Total Return Bond Fund, Class I (a)	613,675	5,903,550
Oppenheimer International Bond Fund, Class I (a)	455,243	2,481,076
Vanguard Long-Term Treasury Index Fund, Admiral Shares	36,777	890,379
Vanguard Total Bond Market Index Fund, Admiral Shares	257,061	2,663,152

		36,639,292

TOTAL MUTUAL FUNDS (Cost $229,357,478)		242,611,390

TOTAL LONG-TERM INVESTMENTS (Cost $229,357,478)		242,611,390

TOTAL INVESTMENTS — 100.1% (Cost $229,357,478) (b)		242,611,390

Other Assets/(Liabilities) — (0.1)%		(248,687)

NET ASSETS — 100.0%		$242,362,703

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART Growth Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 98.1%
DFA Commodity Strategy Portfolio	376,816	$2,196,835
MassMutual Premier International Equity Fund, Class I (a)	443,937	5,766,747
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	402,444	5,131,159
MassMutual Select Blue Chip Growth Fund, Class I (a)	262,178	6,127,091
MassMutual Select Diversified Value Fund, Class I (a)	443,265	5,975,217
MassMutual Select Equity Opportunities Fund, Class I (a)	237,401	4,370,544
MassMutual Select Fundamental Growth Fund, Class I (a)	341,878	3,353,819
MassMutual Select Fundamental Value Fund, Class I (a)	455,373	5,432,604
MassMutual Select Growth Opportunities Fund, Class I (a)	170,309	2,246,372
MassMutual Select Mid Cap Growth Fund, Class I (a)	138,033	3,326,592
MassMutual Select Mid-Cap Value Fund, Class I (a)	232,292	3,263,696
MassMutual Select Overseas Fund, Class I (a)	1,224,724	11,536,896
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	84,257	1,607,627
MassMutual Select Small Cap Value Equity Fund, Class I (a)	121,931	2,208,162
MM Select Equity Asset Fund, Class I (a)	2,216,781	27,399,410
Oppenheimer Real Estate Fund, Class I (a)	208,368	5,200,871
Vanguard Developed Markets Index Fund, Institutional Shares	837,224	11,654,157
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	151,116	5,156,068
Vanguard Mid-Cap Index Fund, Admiral Shares	21,781	4,428,854
Vanguard Small-Cap Index Fund, Admiral Shares	32,850	2,557,679

		118,940,400

Fixed Income Funds — 2.0%
Barings Global Floating Rate Fund, Class Y (a)	3,959	37,808
MassMutual Premier Core Bond Fund, Class I (a)	44,869	478,300
MassMutual Premier High Yield Fund, Class I (a)	9,482	87,903

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	34,447	$352,741
MassMutual Premier Short-Duration Bond Fund, Class I (a)	37,011	381,217
MassMutual Select Strategic Bond Fund, Class I (a)	35,904	363,350
MassMutual Select Total Return Bond Fund, Class I (a)	37,778	363,425
Oppenheimer International Bond Fund, Class I (a)	27,993	152,560
Vanguard Long-Term Treasury Index Fund, Admiral Shares	2,262	54,771
Vanguard Total Bond Market Index Fund, Admiral Shares	15,811	163,802

		2,435,877

TOTAL MUTUAL FUNDS (Cost $115,393,220)		121,376,277

TOTAL LONG-TERM INVESTMENTS (Cost $115,393,220)		121,376,277

TOTAL INVESTMENTS — 100.1% (Cost $115,393,220) (b)		121,376,277

Other Assets/(Liabilities) — (0.1)%		(142,330)

NET ASSETS — 100.0%		$121,233,947

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART by JPMorgan In Retirement Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 37.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	105,565	$1,946,618
JPMorgan Realty Income Fund, Class R6	63,525	832,806
MassMutual Premier International Equity Fund, Class I (a)	119,853	1,556,887
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	92,544	1,179,939
MassMutual Select Blue Chip Growth Fund, Class I (a)	62,880	1,469,510
MassMutual Select Diversified Value Fund, Class I (a)	109,199	1,472,000
MassMutual Select Equity Opportunities Fund, Class I (a)	58,256	1,072,497
MassMutual Select Fundamental Growth Fund, Class I (a)	82,042	804,831
MassMutual Select Fundamental Value Fund, Class I (a)	112,119	1,337,581
MassMutual Select Growth Opportunities Fund, Class I (a)	40,462	533,693
MassMutual Select Mid Cap Growth Fund, Class I (a)	24,202	583,261
MassMutual Select Mid-Cap Value Fund, Class I (a)	41,601	584,499
MassMutual Select Overseas Fund, Class I (a)	330,249	3,110,945
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	23,659	451,410
MassMutual Select Small Cap Value Equity Fund, Class I (a)	32,673	591,706
MM Select Equity Asset Fund, Class I (a)	542,265	6,702,399
Vanguard Developed Markets Index Fund, Admiral Shares	84,634	1,176,420
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	34,894	1,190,600
Vanguard Mid-Cap Index Fund, Admiral Shares	2,456	499,496
Vanguard Real Estate Index Fund, Admiral Shares	7,239	827,783
Vanguard Small-Cap Index Fund, Admiral Shares	5,773	449,448

		28,374,329

Fixed Income Funds — 62.9%
Barings Global Floating Rate Fund, Class Y (a)	199,941	1,909,439
JPMorgan Emerging Markets Debt Fund, Class R6	117,659	917,743

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	115,373	$917,217
JPMorgan U.S. Government Money Market Fund, Class IM	3,819,419	3,819,419
MassMutual Premier Core Bond Fund, Class I (a)	1,353,677	14,430,197
MassMutual Premier High Yield Fund, Class I (a)	647,204	5,999,580
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	670,228	6,863,130
MassMutual Select Strategic Bond Fund, Class I (a)	466,167	4,717,613
MassMutual Select Total Return Bond Fund, Class I (a)	490,883	4,722,294
Vanguard Total Bond Market Index Fund, Admiral Shares	349,606	3,621,916

		47,918,548

TOTAL MUTUAL FUNDS (Cost $75,730,951)		76,292,877

TOTAL LONG-TERM INVESTMENTS (Cost $75,730,951)		76,292,877

TOTAL INVESTMENTS — 100.2% (Cost $75,730,951) (b)		76,292,877

Other Assets/(Liabilities) — (0.2)%		(129,430)

NET ASSETS — 100.0%		$76,163,447

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART by JPMorgan 2010 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 37.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	68,703	$1,266,890
JPMorgan Realty Income Fund, Class R6	41,030	537,902
MassMutual Premier International Equity Fund, Class I (a)	77,745	1,009,906
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	60,213	767,716
MassMutual Select Blue Chip Growth Fund, Class I (a)	40,958	957,180
MassMutual Select Diversified Value Fund, Class I (a)	71,109	958,547
MassMutual Select Equity Opportunities Fund, Class I (a)	37,775	695,431
MassMutual Select Fundamental Growth Fund, Class I (a)	53,425	524,097
MassMutual Select Fundamental Value Fund, Class I (a)	73,030	871,250
MassMutual Select Growth Opportunities Fund, Class I (a)	26,348	347,527
MassMutual Select Mid Cap Growth Fund, Class I (a)	15,782	380,347
MassMutual Select Mid-Cap Value Fund, Class I (a)	26,458	371,730
MassMutual Select Overseas Fund, Class I (a)	214,804	2,023,457
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	15,407	293,960
MassMutual Select Small Cap Value Equity Fund, Class I (a)	21,301	385,769
MM Select Equity Asset Fund, Class I (a)	353,213	4,365,709
Vanguard Developed Markets Index Fund, Admiral Shares	55,587	772,661
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	22,918	781,974
Vanguard Mid-Cap Index Fund, Admiral Shares	1,613	328,064
Vanguard Real Estate Index Fund, Admiral Shares	4,755	543,680
Vanguard Small-Cap Index Fund, Admiral Shares	3,791	295,193

		18,478,990

Fixed Income Funds — 62.9%
Barings Global Floating Rate Fund, Class Y (a)	130,827	1,249,394
JPMorgan Emerging Markets Debt Fund, Class R6	76,613	597,578

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	75,123	$597,231
JPMorgan U.S. Government Money Market Fund, Class IM	2,486,930	2,486,930
MassMutual Premier Core Bond Fund, Class I (a)	881,665	9,398,544
MassMutual Premier High Yield Fund, Class I (a)	421,414	3,906,511
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	436,400	4,468,739
MassMutual Select Strategic Bond Fund, Class I (a)	303,619	3,072,623
MassMutual Select Total Return Bond Fund, Class I (a)	319,717	3,075,681
Vanguard Total Bond Market Index Fund, Admiral Shares	229,618	2,378,839

		31,232,070

TOTAL MUTUAL FUNDS (Cost $49,065,986)		49,711,060

TOTAL LONG-TERM INVESTMENTS (Cost $49,065,986)		49,711,060

TOTAL INVESTMENTS — 100.2% (Cost $49,065,986) (b)		49,711,060

Other Assets/(Liabilities) — (0.2)%		(118,996)

NET ASSETS — 100.0%		$49,592,064

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART by JPMorgan 2015 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 37.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	100,093	$1,845,716
JPMorgan Realty Income Fund, Class R6	59,692	782,556
MassMutual Premier International Equity Fund, Class I (a)	113,698	1,476,935
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	87,792	1,119,344
MassMutual Select Blue Chip Growth Fund, Class I (a)	59,622	1,393,367
MassMutual Select Diversified Value Fund, Class I (a)	103,590	1,396,397
MassMutual Select Equity Opportunities Fund, Class I (a)	55,264	1,017,411
MassMutual Select Fundamental Growth Fund, Class I (a)	77,828	763,493
MassMutual Select Fundamental Value Fund, Class I (a)	106,310	1,268,280
MassMutual Select Growth Opportunities Fund, Class I (a)	38,383	506,277
MassMutual Select Mid Cap Growth Fund, Class I (a)	22,956	553,229
MassMutual Select Mid-Cap Value Fund, Class I (a)	39,087	549,167
MassMutual Select Overseas Fund, Class I (a)	312,619	2,944,871
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	22,444	428,225
MassMutual Select Small Cap Value Equity Fund, Class I (a)	30,975	560,958
MM Select Equity Asset Fund, Class I (a)	514,168	6,355,115
Vanguard Developed Markets Index Fund, Admiral Shares	80,484	1,118,729
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	33,183	1,132,214
Vanguard Mid-Cap Index Fund, Admiral Shares	2,336	475,001
Vanguard Real Estate Index Fund, Admiral Shares	6,884	787,189
Vanguard Small-Cap Index Fund, Admiral Shares	5,489	427,407

		26,901,881

Fixed Income Funds — 62.9%
Barings Global Floating Rate Fund, Class Y (a)	189,678	1,811,428
JPMorgan Emerging Markets Debt Fund, Class R6	111,615	870,595

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	109,447	$870,102
JPMorgan U.S. Government Money Market Fund, Class IM	3,623,243	3,623,243
MassMutual Premier Core Bond Fund, Class I (a)	1,283,509	13,682,209
MassMutual Premier High Yield Fund, Class I (a)	613,962	5,691,425
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	635,803	6,510,620
MassMutual Select Strategic Bond Fund, Class I (a)	442,003	4,473,073
MassMutual Select Total Return Bond Fund, Class I (a)	465,438	4,477,514
Vanguard Total Bond Market Index Fund, Admiral Shares	332,461	3,444,300

		45,454,509

TOTAL MUTUAL FUNDS (Cost $71,368,426)		72,356,390

TOTAL LONG-TERM INVESTMENTS (Cost $71,368,426)		72,356,390

TOTAL INVESTMENTS — 100.2% (Cost $71,368,426) (b)		72,356,390

Other Assets/(Liabilities) — (0.2)%		(123,126)

NET ASSETS — 100.0%		$72,233,264

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART by JPMorgan 2020 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 46.8%
JPMorgan International Research Enhanced Equity Fund, Class R6	734,973	$13,552,910
JPMorgan Realty Income Fund, Class R6	436,466	5,722,064
MassMutual Premier International Equity Fund, Class I (a)	834,626	10,841,798
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	659,043	8,402,804
MassMutual Select Blue Chip Growth Fund, Class I (a)	425,253	9,938,151
MassMutual Select Diversified Value Fund, Class I (a)	738,310	9,952,418
MassMutual Select Equity Opportunities Fund, Class I (a)	393,224	7,239,254
MassMutual Select Fundamental Growth Fund, Class I (a)	553,449	5,429,336
MassMutual Select Fundamental Value Fund, Class I (a)	758,270	9,046,161
MassMutual Select Growth Opportunities Fund, Class I (a)	273,558	3,608,232
MassMutual Select Mid Cap Growth Fund, Class I (a)	166,859	4,021,309
MassMutual Select Mid-Cap Value Fund, Class I (a)	286,522	4,025,641
MassMutual Select Overseas Fund, Class I (a)	2,301,167	21,676,991
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	153,503	2,928,831
MassMutual Select Small Cap Value Equity Fund, Class I (a)	212,968	3,856,852
MM Select Equity Asset Fund, Class I (a)	3,668,495	45,342,602
Vanguard Developed Markets Index Fund, Institutional Shares	592,249	8,244,107
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	328,795	8,532,225
Vanguard Mid-Cap Index Fund, Admiral Shares	17,001	3,456,992
Vanguard Real Estate Index Fund, Institutional Shares	323,495	5,725,856
Vanguard Small-Cap Index Fund, Admiral Shares	37,652	2,931,575

		194,476,109

Fixed Income Funds — 53.3%
Barings Global Floating Rate Fund, Class Y (a)	701,122	6,695,711
JPMorgan Emerging Markets Debt Fund, Class R6	568,290	4,432,660

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	557,249	$4,430,128
JPMorgan U.S. Government Money Market Fund, Class IM	8,310,972	8,310,972
MassMutual Premier Core Bond Fund, Class I (a)	7,070,595	75,372,544
MassMutual Premier High Yield Fund, Class I (a)	3,240,594	30,040,310
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	2,310,998	23,664,617
MassMutual Select Strategic Bond Fund, Class I (a)	2,432,148	24,613,339
MassMutual Select Total Return Bond Fund, Class I (a)	2,561,112	24,637,897
Vanguard Total Bond Market Index Fund, Institutional Shares	1,834,469	19,005,099

		221,203,277

TOTAL MUTUAL FUNDS (Cost $404,000,689)		415,679,386

TOTAL LONG-TERM INVESTMENTS (Cost $404,000,689)		415,679,386

TOTAL INVESTMENTS — 100.1% (Cost $404,000,689) (b)		415,679,386

Other Assets/(Liabilities) — (0.1)%		(428,078)

NET ASSETS — 100.0%		$415,251,308

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART by JPMorgan 2025 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 59.2%
JPMorgan International Research Enhanced Equity Fund, Class R6	610,444	$11,256,580
JPMorgan Realty Income Fund, Class R6	381,831	5,005,802
MassMutual Premier International Equity Fund, Class I (a)	731,453	9,501,569
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	588,215	7,499,744
MassMutual Select Blue Chip Growth Fund, Class I (a)	363,623	8,497,874
MassMutual Select Diversified Value Fund, Class I (a)	630,633	8,500,930
MassMutual Select Equity Opportunities Fund, Class I (a)	334,752	6,162,777
MassMutual Select Fundamental Growth Fund, Class I (a)	472,727	4,637,452
MassMutual Select Fundamental Value Fund, Class I (a)	647,498	7,724,650
MassMutual Select Growth Opportunities Fund, Class I (a)	233,678	3,082,218
MassMutual Select Mid Cap Growth Fund, Class I (a)	144,741	3,488,254
MassMutual Select Mid-Cap Value Fund, Class I (a)	248,495	3,491,358
MassMutual Select Overseas Fund, Class I (a)	2,083,902	19,630,356
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	127,239	2,427,722
MassMutual Select Small Cap Value Equity Fund, Class I (a)	176,227	3,191,468
MM Select Equity Asset Fund, Class I (a)	3,132,522	38,717,965
Vanguard Developed Markets Index Fund, Institutional Shares	515,752	7,179,271
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	291,743	7,570,741
Vanguard Mid-Cap Index Fund, Admiral Shares	14,655	2,979,949
Vanguard Real Estate Index Fund, Admiral Shares	43,305	4,951,973
Vanguard Small-Cap Index Fund, Admiral Shares	31,055	2,417,954

		167,916,607

Fixed Income Funds — 40.9%
Barings Global Floating Rate Fund, Class Y (a)	119,104	1,137,446
JPMorgan Emerging Markets Debt Fund, Class R6	334,640	2,610,196

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	328,140	$2,608,712
MassMutual Premier Core Bond Fund, Class I (a)	4,304,554	45,886,542
MassMutual Premier High Yield Fund, Class I (a)	1,955,991	18,132,036
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	388,163	3,974,791
MassMutual Select Strategic Bond Fund, Class I (a)	1,477,545	14,952,756
MassMutual Select Total Return Bond Fund, Class I (a)	1,555,884	14,967,603
Vanguard Total Bond Market Index Fund, Institutional Shares	1,112,305	11,523,480

		115,793,562

TOTAL MUTUAL FUNDS (Cost $273,355,867)		283,710,169

TOTAL LONG-TERM INVESTMENTS (Cost $273,355,867)		283,710,169

TOTAL INVESTMENTS — 100.1% (Cost $273,355,867) (b)		283,710,169

Other Assets/(Liabilities) — (0.1)%		(295,233)

NET ASSETS — 100.0%		$283,414,936

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART by JPMorgan 2030 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 69.3%
JPMorgan International Research Enhanced Equity Fund, Class R6	1,107,549	$20,423,202
JPMorgan Realty Income Fund, Class R6	810,604	10,627,014
MassMutual Premier International Equity Fund, Class I (a)	1,563,735	20,312,911
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,269,327	16,183,924
MassMutual Select Blue Chip Growth Fund, Class I (a)	766,437	17,911,626
MassMutual Select Diversified Value Fund, Class I (a)	1,330,667	17,937,389
MassMutual Select Equity Opportunities Fund, Class I (a)	704,258	12,965,395
MassMutual Select Fundamental Growth Fund, Class I (a)	998,713	9,797,378
MassMutual Select Fundamental Value Fund, Class I (a)	1,366,470	16,301,984
MassMutual Select Growth Opportunities Fund, Class I (a)	493,670	6,511,508
MassMutual Select Mid Cap Growth Fund, Class I (a)	308,064	7,424,354
MassMutual Select Mid-Cap Value Fund, Class I (a)	528,143	7,420,412
MassMutual Select Overseas Fund, Class I (a)	4,839,138	45,584,682
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	264,121	5,039,432
MassMutual Select Small Cap Value Equity Fund, Class I (a)	365,432	6,617,977
MM Select Equity Asset Fund, Class I (a)	6,610,926	81,711,049
Vanguard Developed Markets Index Fund, Institutional Shares	1,112,088	15,480,261
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	634,926	16,476,326
Vanguard Mid-Cap Index Fund, Institutional Shares	142,208	6,387,974
Vanguard Real Estate Index Fund, Institutional Shares	601,784	10,651,579
Vanguard Small-Cap Index Fund, Admiral Shares	64,945	5,056,582

		356,822,959

Fixed Income Funds — 30.8%
JPMorgan Emerging Markets Debt Fund, Class R6	440,755	3,437,887
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	432,191	3,435,919

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	6,155,288	$65,615,371
MassMutual Premier High Yield Fund, Class I (a)	2,964,659	27,482,386
MassMutual Select Strategic Bond Fund, Class I (a)	2,091,197	21,162,917
MassMutual Select Total Return Bond Fund, Class I (a)	2,202,087	21,184,077
Vanguard Total Bond Market Index Fund, Institutional Shares	1,601,090	16,587,293

		158,905,850

TOTAL MUTUAL FUNDS (Cost $491,790,833)		515,728,809

TOTAL LONG-TERM INVESTMENTS (Cost $491,790,833)		515,728,809

TOTAL INVESTMENTS — 100.1% (Cost $491,790,833) (b)		515,728,809

Other Assets/(Liabilities) — (0.1)%		(478,236)

NET ASSETS — 100.0%		$515,250,573

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART by JPMorgan 2035 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 78.7%
JPMorgan International Research Enhanced Equity Fund, Class R6	490,886	$9,051,944
JPMorgan Realty Income Fund, Class R6	405,126	5,311,196
MassMutual Premier International Equity Fund, Class I (a)	759,934	9,871,543
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	591,490	7,541,493
MassMutual Select Blue Chip Growth Fund, Class I (a)	396,423	9,264,411
MassMutual Select Diversified Value Fund, Class I (a)	686,871	9,259,025
MassMutual Select Equity Opportunities Fund, Class I (a)	364,171	6,704,380
MassMutual Select Fundamental Growth Fund, Class I (a)	515,913	5,061,106
MassMutual Select Fundamental Value Fund, Class I (a)	706,850	8,432,715
MassMutual Select Growth Opportunities Fund, Class I (a)	255,023	3,363,758
MassMutual Select Mid Cap Growth Fund, Class I (a)	153,433	3,697,728
MassMutual Select Mid-Cap Value Fund, Class I (a)	263,021	3,695,451
MassMutual Select Overseas Fund, Class I (a)	2,452,341	23,101,048
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	147,309	2,810,653
MassMutual Select Small Cap Value Equity Fund, Class I (a)	204,035	3,695,080
MM Select Equity Asset Fund, Class I (a)	3,418,739	42,255,620
Vanguard Developed Markets Index Fund, Institutional Shares	536,687	7,470,677
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	293,138	7,606,941
Vanguard Mid-Cap Index Fund, Admiral Shares	15,537	3,159,279
Vanguard Real Estate Index Fund, Admiral Shares	46,027	5,263,215
Vanguard Small-Cap Index Fund, Admiral Shares	35,938	2,798,127

		179,415,390

Fixed Income Funds — 21.4%
JPMorgan Emerging Markets Debt Fund, Class R6	28,806	224,687
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	28,246	224,558

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	1,783,621	$19,013,397
MassMutual Premier High Yield Fund, Class I (a)	1,445,802	13,402,583
MassMutual Select Strategic Bond Fund, Class I (a)	545,544	5,520,901
MassMutual Select Total Return Bond Fund, Class I (a)	574,468	5,526,382
Vanguard Total Bond Market Index Fund, Admiral Shares	460,828	4,774,179

		48,686,687

TOTAL MUTUAL FUNDS (Cost $216,963,275)		228,102,077

TOTAL LONG-TERM INVESTMENTS (Cost $216,963,275)		228,102,077

TOTAL INVESTMENTS — 100.1% (Cost $216,963,275) (b)		228,102,077

Other Assets/(Liabilities) — (0.1)%		(255,549)

NET ASSETS — 100.0%		$227,846,528

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART by JPMorgan 2040 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 85.8%
JPMorgan International Research Enhanced Equity Fund, Class R6	689,092	$12,706,855
JPMorgan Realty Income Fund, Class R6	622,268	8,157,930
MassMutual Premier International Equity Fund, Class I (a)	1,172,791	15,234,557
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	918,762	11,714,211
MassMutual Select Blue Chip Growth Fund, Class I (a)	602,966	14,091,327
MassMutual Select Diversified Value Fund, Class I (a)	1,047,919	14,125,950
MassMutual Select Equity Opportunities Fund, Class I (a)	554,520	10,208,710
MassMutual Select Fundamental Growth Fund, Class I (a)	785,507	7,705,827
MassMutual Select Fundamental Value Fund, Class I (a)	1,073,672	12,808,912
MassMutual Select Growth Opportunities Fund, Class I (a)	388,269	5,121,265
MassMutual Select Mid Cap Growth Fund, Class I (a)	235,751	5,681,595
MassMutual Select Mid-Cap Value Fund, Class I (a)	404,207	5,679,110
MassMutual Select Overseas Fund, Class I (a)	3,899,122	36,729,726
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	221,524	4,226,676
MassMutual Select Small Cap Value Equity Fund, Class I (a)	307,888	5,575,847
MM Select Equity Asset Fund, Class I (a)	5,195,767	64,219,677
Vanguard Developed Markets Index Fund, Institutional Shares	828,431	11,531,755
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	456,389	11,843,291
Vanguard Mid-Cap Index Fund, Admiral Shares	23,960	4,871,978
Vanguard Real Estate Index Fund, Institutional Shares	456,551	8,080,960
Vanguard Small-Cap Index Fund, Admiral Shares	54,150	4,216,111

		274,532,270

Fixed Income Funds — 14.3%
JPMorgan Emerging Markets Debt Fund, Class R6	41,330	322,374
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	40,527	322,190

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	1,459,946	$15,563,025
MassMutual Premier High Yield Fund, Class I (a)	1,942,252	18,004,679
MassMutual Select Strategic Bond Fund, Class I (a)	385,314	3,899,377
MassMutual Select Total Return Bond Fund, Class I (a)	405,745	3,903,265
Vanguard Total Bond Market Index Fund, Admiral Shares	378,041	3,916,503

		45,931,413

TOTAL MUTUAL FUNDS (Cost $302,173,022)		320,463,683

TOTAL LONG-TERM INVESTMENTS (Cost $302,173,022)		320,463,683

TOTAL INVESTMENTS — 100.1% (Cost $302,173,022) (b)		320,463,683

Other Assets/(Liabilities) — (0.1)%		(301,137)

NET ASSETS — 100.0%		$320,162,546

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART by JPMorgan 2045 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	298,346	$5,501,493
JPMorgan Realty Income Fund, Class R6	274,935	3,604,401
MassMutual Premier International Equity Fund, Class I (a)	524,261	6,810,150
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	412,033	5,253,426
MassMutual Select Blue Chip Growth Fund, Class I (a)	269,031	6,287,258
MassMutual Select Diversified Value Fund, Class I (a)	466,527	6,288,788
MassMutual Select Equity Opportunities Fund, Class I (a)	247,538	4,557,175
MassMutual Select Fundamental Growth Fund, Class I (a)	349,707	3,430,621
MassMutual Select Fundamental Value Fund, Class I (a)	479,053	5,715,106
MassMutual Select Growth Opportunities Fund, Class I (a)	172,856	2,279,973
MassMutual Select Mid Cap Growth Fund, Class I (a)	105,363	2,539,247
MassMutual Select Mid-Cap Value Fund, Class I (a)	179,137	2,516,880
MassMutual Select Overseas Fund, Class I (a)	1,767,189	16,646,919
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	98,214	1,873,927
MassMutual Select Small Cap Value Equity Fund, Class I (a)	135,752	2,458,466
MM Select Equity Asset Fund, Class I (a)	2,318,227	28,653,283
Vanguard Developed Markets Index Fund, Admiral Shares	371,728	5,167,023
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	156,054	5,324,574
Vanguard Mid-Cap Index Fund, Admiral Shares	10,695	2,174,634
Vanguard Real Estate Index Fund, Admiral Shares	31,618	3,615,473
Vanguard Small-Cap Index Fund, Admiral Shares	24,070	1,874,073

		122,572,890

Fixed Income Funds — 11.5%
JPMorgan Emerging Markets Debt Fund, Class R6	17,849	139,223
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	17,502	139,143

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	450,782	$4,805,340
MassMutual Premier High Yield Fund, Class I (a)	823,696	7,635,664
MassMutual Select Strategic Bond Fund, Class I (a)	101,058	1,022,710
MassMutual Select Total Return Bond Fund, Class I (a)	106,416	1,023,725
Vanguard Total Bond Market Index Fund, Admiral Shares	116,736	1,209,387

		15,975,192

TOTAL MUTUAL FUNDS (Cost $131,199,407)		138,548,082

TOTAL LONG-TERM INVESTMENTS (Cost $131,199,407)		138,548,082

TOTAL INVESTMENTS — 100.1% (Cost $131,199,407) (b)		138,548,082

Other Assets/(Liabilities) — (0.1)%		(182,137)

NET ASSETS — 100.0%		$138,365,945

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART by JPMorgan 2050 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	389,012	$7,173,375
JPMorgan Realty Income Fund, Class R6	360,802	4,730,117
MassMutual Premier International Equity Fund, Class I (a)	684,446	8,890,957
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	537,903	6,858,264
MassMutual Select Blue Chip Growth Fund, Class I (a)	350,570	8,192,827
MassMutual Select Diversified Value Fund, Class I (a)	608,645	8,204,531
MassMutual Select Equity Opportunities Fund, Class I (a)	322,664	5,940,236
MassMutual Select Fundamental Growth Fund, Class I (a)	456,236	4,475,674
MassMutual Select Fundamental Value Fund, Class I (a)	624,247	7,447,264
MassMutual Select Growth Opportunities Fund, Class I (a)	225,513	2,974,515
MassMutual Select Mid Cap Growth Fund, Class I (a)	137,458	3,312,745
MassMutual Select Mid-Cap Value Fund, Class I (a)	235,490	3,308,634
MassMutual Select Overseas Fund, Class I (a)	2,304,203	21,705,590
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	128,132	2,444,754
MassMutual Select Small Cap Value Equity Fund, Class I (a)	177,400	3,212,712
MM Select Equity Asset Fund, Class I (a)	3,020,835	37,337,520
Vanguard Developed Markets Index Fund, Institutional Shares	481,475	6,702,133
Vanguard Emerging Markets Stock Index Fund, Institutional Shares	266,159	6,906,833
Vanguard Mid-Cap Index Fund, Admiral Shares	13,871	2,820,595
Vanguard Real Estate Index Fund, Admiral Shares	41,009	4,689,425
Vanguard Small-Cap Index Fund, Admiral Shares	31,220	2,430,754

		159,759,455

Fixed Income Funds — 11.5%
JPMorgan Emerging Markets Debt Fund, Class R6	23,284	181,614
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	22,831	181,509

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	587,203	$6,259,585
MassMutual Premier High Yield Fund, Class I (a)	1,074,511	9,960,713
MassMutual Select Strategic Bond Fund, Class I (a)	131,642	1,332,214
MassMutual Select Total Return Bond Fund, Class I (a)	138,621	1,333,535
Vanguard Total Bond Market Index Fund, Admiral Shares	151,412	1,568,627

		20,817,797

TOTAL MUTUAL FUNDS (Cost $171,884,094)		180,577,252

TOTAL LONG-TERM INVESTMENTS (Cost $171,884,094)		180,577,252

TOTAL INVESTMENTS — 100.1% (Cost $171,884,094) (b)		180,577,252

Other Assets/(Liabilities) — (0.1)%		(177,743)

NET ASSETS — 100.0%		$180,399,509

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART by JPMorgan 2055 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 88.6%
JPMorgan International Research Enhanced Equity Fund, Class R6	119,217	$2,198,368
JPMorgan Realty Income Fund, Class R6	110,821	1,452,864
MassMutual Premier International Equity Fund, Class I (a)	209,277	2,718,508
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	164,854	2,101,886
MassMutual Select Blue Chip Growth Fund, Class I (a)	107,475	2,511,689
MassMutual Select Diversified Value Fund, Class I (a)	186,224	2,510,293
MassMutual Select Equity Opportunities Fund, Class I (a)	98,873	1,820,256
MassMutual Select Fundamental Growth Fund, Class I (a)	139,870	1,372,126
MassMutual Select Fundamental Value Fund, Class I (a)	191,377	2,283,125
MassMutual Select Growth Opportunities Fund, Class I (a)	69,136	911,907
MassMutual Select Mid Cap Growth Fund, Class I (a)	42,136	1,015,484
MassMutual Select Mid-Cap Value Fund, Class I (a)	72,195	1,014,342
MassMutual Select Overseas Fund, Class I (a)	706,150	6,651,936
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	39,282	749,501
MassMutual Select Small Cap Value Equity Fund, Class I (a)	55,046	996,874
MM Select Equity Asset Fund, Class I (a)	926,113	11,446,759
Vanguard Developed Markets Index Fund, Admiral Shares	147,681	2,052,760
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	61,997	2,115,352
Vanguard Mid-Cap Index Fund, Admiral Shares	4,249	863,941
Vanguard Real Estate Index Fund, Admiral Shares	12,561	1,436,358
Vanguard Small-Cap Index Fund, Admiral Shares	9,562	744,533

		48,968,862

Fixed Income Funds — 11.6%
JPMorgan Emerging Markets Debt Fund, Class R6	7,147	55,750
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	7,009	55,718

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	180,254	$1,921,511
MassMutual Premier High Yield Fund, Class I (a)	328,792	3,047,903
MassMutual Select Strategic Bond Fund, Class I (a)	40,410	408,950
MassMutual Select Total Return Bond Fund, Class I (a)	42,553	409,357
Vanguard Total Bond Market Index Fund, Admiral Shares	46,377	480,466

		6,379,655

TOTAL MUTUAL FUNDS (Cost $53,570,439)		55,348,517

TOTAL LONG-TERM INVESTMENTS (Cost $53,570,439)		55,348,517

TOTAL INVESTMENTS — 100.2% (Cost $53,570,439) (b)		55,348,517

Other Assets/(Liabilities) — (0.2)%		(98,408)

NET ASSETS — 100.0%		$55,250,109

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART by JPMorgan 2060 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Equity Funds — 88.8%
JPMorgan International Research Enhanced Equity Fund, Class R6	31,939	$588,960
JPMorgan Realty Income Fund, Class R6	29,447	386,054
MassMutual Premier International Equity Fund, Class I (a)	56,172	729,670
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	44,146	562,862
MassMutual Select Blue Chip Growth Fund, Class I (a)	28,802	673,109
MassMutual Select Diversified Value Fund, Class I (a)	49,985	673,794
MassMutual Select Equity Opportunities Fund, Class I (a)	26,472	487,342
MassMutual Select Fundamental Growth Fund, Class I (a)	37,468	367,563
MassMutual Select Fundamental Value Fund, Class I (a)	51,287	611,856
MassMutual Select Growth Opportunities Fund, Class I (a)	18,520	244,279
MassMutual Select Mid Cap Growth Fund, Class I (a)	11,286	271,994
MassMutual Select Mid-Cap Value Fund, Class I (a)	19,340	271,721
MassMutual Select Overseas Fund, Class I (a)	189,184	1,782,113
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	10,523	200,777
MassMutual Select Small Cap Value Equity Fund, Class I (a)	14,551	263,510
MM Select Equity Asset Fund, Class I (a)	248,189	3,067,623
Vanguard Developed Markets Index Fund, Admiral Shares	39,807	553,321
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	16,711	570,194
Vanguard Mid-Cap Index Fund, Admiral Shares	1,145	232,876
Vanguard Real Estate Index Fund, Admiral Shares	3,386	387,171
Vanguard Small-Cap Index Fund, Admiral Shares	2,578	200,689

		13,127,478

Fixed Income Funds — 11.5%
Barings Global Floating Rate Fund, Class Y (a)	2	22
JPMorgan Emerging Markets Debt Fund, Class R6	1,912	14,916

	Number of Shares	Value
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	1,875	$14,908
MassMutual Premier Core Bond Fund, Class I (a)	48,253	514,374
MassMutual Premier High Yield Fund, Class I (a)	88,252	818,098
MassMutual Select Strategic Bond Fund, Class I (a)	10,817	109,473
MassMutual Select Total Return Bond Fund, Class I (a)	11,391	109,582
Vanguard Total Bond Market Index Fund, Admiral Shares	12,501	129,510

		1,710,883

TOTAL MUTUAL FUNDS (Cost $14,093,601)		14,838,361

TOTAL LONG-TERM INVESTMENTS (Cost $14,093,601)		14,838,361

TOTAL INVESTMENTS — 100.3% (Cost $14,093,601) (b)		14,838,361

Other Assets/(Liabilities) — (0.3)%		(50,421)

NET ASSETS — 100.0%		$14,787,940

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

THIS PAGE INTENTIONALLY LEFT BLANK

45

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2018

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$29,198,465	$49,248,521
Investments, at value — affiliated issuers (Note 2 & 7) (b)	175,709,927	224,935,247

Total investments	204,908,392	274,183,768

Receivables from:
Investments sold	127,570	301,210
Investment adviser (Note 3)	18,551	14,163
Fund shares sold	30,064	95,925
Interest and dividends	-	-
Prepaid expenses	34,298	34,898

Total assets	205,118,875	274,629,964

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	156,613	395,769
Trustees’ fees and expenses (Note 3)	34,045	61,188
Affiliates (Note 3):
Administration fees	86,748	91,180
Service fees	90,366	87,504
Shareholder service fees	8,675	22,532
Distribution fees	4,958	7,173
Accrued expense and other liabilities	52,267	54,172

Total liabilities	433,672	719,518

Net assets	$204,685,203	$273,910,446

Net assets consist of:
Paid-in capital	$203,020,862	$251,064,209
Accumulated undistributed (distributions in excess of) net investment income	560,566	201,923
Accumulated net realized gain (loss) on investments and foreign currency transactions	26,632	11,929,458
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,077,143	10,714,856

Net assets	$204,685,203	$273,910,446

(a) Cost of investments — unaffiliated issuers:	$29,293,282	$49,567,799
(b) Cost of investments — affiliated issuers:	$174,537,967	$213,901,113

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2010 Fund	MassMutual RetireSMART by JPMorgan 2015 Fund	MassMutual RetireSMART by JPMorgan 2020 Fund

$48,572,341	$26,212,166	$16,199,466	$10,586,942	$15,377,052	$84,344,588
194,039,049	95,164,111	60,093,411	39,124,118	56,979,338	331,334,798

242,611,390	121,376,277	76,292,877	49,711,060	72,356,390	415,679,386

192,311	141,252	151,047	301,026	169,907	2,826,343
15,844	16,682	16,616	18,162	16,994	11,005
95,089	101,942	207,464	26,627	19,744	639,713
-	-	5,131	3,033	4,011	19,245
34,300	34,299	30,718	30,931	33,021	30,974

242,948,934	121,670,452	76,703,853	50,090,839	72,600,067	419,206,666

-	-	140,278	88,297	141,729	982,722
286,190	242,605	217,856	241,241	47,553	2,494,907
48,774	15,451	26,629	24,889	8,356	103,677

88,139	71,788	67,911	64,844	68,195	112,395
76,429	37,570	22,739	18,650	32,710	132,616
21,570	8,816	5,657	2,989	3,178	23,526
10,218	5,399	8,598	6,577	13,965	50,082
54,911	54,876	50,738	51,288	51,117	55,433

586,231	436,505	540,406	498,775	366,803	3,955,358

$242,362,703	$121,233,947	$76,163,447	$49,592,064	$72,233,264	$415,251,308

$209,660,735	$105,015,365	$73,236,115	$48,189,077	$68,654,736	$382,396,219
(47,559)	(14,885)	2,443,168	1,864,889	(7,972)	152,126
19,495,615	10,250,410	(77,762)	(1,106,976)	2,598,536	21,024,266
13,253,912	5,983,057	561,926	645,074	987,964	11,678,697

$242,362,703	$121,233,947	$76,163,447	$49,592,064	$72,233,264	$415,251,308

$48,940,781	$26,410,891	$16,218,144	$10,599,172	$15,394,792	$84,505,645
$180,416,697	$88,982,329	$59,512,807	$38,466,814	$55,973,634	$319,495,044

47

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$8,430,669	$12,665,607

Shares outstanding (a)	841,113	1,197,634

Net asset value, offering price and redemption price per share	$10.02	$10.58

Class R5 shares:
Net assets	$7,023,069	$25,610,981

Shares outstanding (a)	701,680	2,422,298

Net asset value, offering price and redemption price per share	$10.01	$10.57

Service Class shares:
Net assets	$7,881,731	$11,329,725

Shares outstanding (a)	787,728	1,067,140

Net asset value, offering price and redemption price per share	$10.01	$10.62

Administrative Class shares:
Net assets	$39,270,621	$87,160,233

Shares outstanding (a)	3,924,249	8,227,266

Net asset value, offering price and redemption price per share	$10.01	$10.59

Class A shares:
Net assets	$27,680,715	$91,459,352

Shares outstanding (a)	2,754,864	8,619,476

Net asset value, and redemption price per share	$10.05	$10.61

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.63	$11.23

Class R4 shares:
Net assets	$106,763,484	$34,454,585

Shares outstanding (a)	10,760,490	3,273,530

Net asset value, offering price and redemption price per share	$9.92	$10.53

Class R3 shares:
Net assets	$7,634,914	$11,229,963

Shares outstanding (a)	772,209	1,069,960

Net asset value, offering price and redemption price per share	$9.89	$10.50

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2010 Fund	MassMutual RetireSMART by JPMorgan 2015 Fund	MassMutual RetireSMART by JPMorgan 2020 Fund

$8,011,236	$17,150,644	$2,435,894	$1,124,474	$4,238,759	$19,424,026

714,747	1,399,759	208,410	89,916	348,700	1,458,583

$11.21	$12.25	$11.69	$12.51	$12.16	$13.32

$13,582,752	$5,779,621	$1,269,553	$1,543,474	$102,116	$13,848,122

1,211,635	471,672	108,561	122,568	8,403	1,041,574

$11.21	$12.25	$11.69	$12.59	$12.15	$13.30

$8,521,525	$2,833,915	$12,629,805	$10,504,409	$4,664,268	$83,925,068

758,469	231,034	1,078,295	831,743	383,636	6,291,240

$11.24	$12.27	$11.71	$12.63	$12.16	$13.34

$93,857,508	$36,153,749	$22,100,954	$7,542,390	$12,586,179	$86,229,606

8,362,297	2,952,210	1,887,825	599,263	1,039,599	6,482,098

$11.22	$12.25	$11.71	$12.59	$12.11	$13.30

$77,780,226	$34,466,020	$20,198,625	$12,814,354	$11,593,441	$76,268,399

6,918,634	2,820,879	1,739,563	1,026,337	965,083	5,769,687

$11.24	$12.22	$11.61	$12.49	$12.01	$13.22

$11.89	$12.93	$12.29	$13.22	$12.71	$13.99

$24,117,796	$16,468,591	$4,367,732	$5,933,774	$17,606,478	$57,865,627

2,164,455	1,359,079	378,812	479,109	1,471,341	4,435,888

$11.14	$12.12	$11.53	$12.39	$11.97	$13.04

$16,491,660	$8,381,407	$13,160,884	$10,129,189	$21,442,023	$77,690,460

1,485,783	693,750	1,151,279	827,842	1,795,445	6,048,749

$11.10	$12.08	$11.43	$12.24	$11.94	$12.84

49

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual RetireSMART by JPMorgan 2025 Fund	MassMutual RetireSMART by JPMorgan 2030 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$58,104,658	$108,564,037
Investments, at value — affiliated issuers (Note 2 & 7) (b)	225,605,511	407,164,772

Total investments	283,710,169	515,728,809

Receivables from:
Investments sold	768,380	4,041,369
Investment adviser (Note 3)	22,207	9,892
Fund shares sold	420,772	648,113
Interest and dividends	11,620	25,530
Prepaid expenses	33,227	30,505

Total assets	284,966,375	520,484,218

Liabilities:
Payables for:
Investments purchased	926,891	1,404,157
Fund shares repurchased	261,588	3,282,612
Trustees’ fees and expenses (Note 3)	20,674	94,908
Affiliates (Note 3):
Administration fees	96,770	126,834
Service fees	122,805	166,070
Shareholder service fees	11,569	26,957
Distribution fees	56,305	75,453
Accrued expense and other liabilities	54,837	56,654

Total liabilities	1,551,439	5,233,645

Net assets	$283,414,936	$515,250,573

Net assets consist of:
Paid-in capital	$255,773,075	$452,240,676
Accumulated undistributed (distributions in excess of) net investment income	(19,310)	(92,217)
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,306,869	39,164,138
Net unrealized appreciation (depreciation) on investments and foreign currency translations	10,354,302	23,937,976

Net assets	$283,414,936	$515,250,573

(a) Cost of investments — unaffiliated issuers:	$58,261,596	$108,916,032
(b) Cost of investments — affiliated issuers:	$215,094,271	$382,874,801

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART by JPMorgan 2035 Fund	MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$45,884,803	$65,969,947	$28,749,424	$37,384,982	$11,456,110	$3,078,599
182,217,274	254,493,736	109,798,658	143,192,270	43,892,407	11,759,762

228,102,077	320,463,683	138,548,082	180,577,252	55,348,517	14,838,361

648,517	1,106,060	388,689	553,240	185,829	42,804
15,231	14,924	21,682	21,462	22,955	21,161
560,252	647,097	524,586	675,823	105,594	3,371
8,003	7,512	1,991	1,504	388	78
33,227	30,801	33,230	29,766	39,195	41,374

229,367,307	322,270,077	139,518,260	181,859,047	55,702,478	14,947,149

977,595	935,541	474,356	1,160,574	264,892	46,039
229,790	802,942	438,237	58,561	26,267	64
15,693	57,428	9,041	18,074	2,630	807

88,825	100,262	77,300	81,825	65,609	58,177
100,750	97,392	62,308	51,149	23,930	797
8,731	17,267	5,040	9,651	1,846	118
44,318	41,008	31,212	24,488	12,964	457
55,077	55,691	54,821	55,216	54,231	52,750

1,520,779	2,107,531	1,152,315	1,459,538	452,369	159,209

$227,846,528	$320,162,546	$138,365,945	$180,399,509	$55,250,109	$14,787,940

$199,727,486	$277,409,853	$120,252,326	$154,987,302	$48,817,754	$12,672,629
(14,602)	(55,806)	(198,014)	(151,717)	(70,001)	12,080
16,994,842	24,517,838	10,962,958	16,870,766	4,724,278	1,358,471
11,138,802	18,290,661	7,348,675	8,693,158	1,778,078	744,760

$227,846,528	$320,162,546	$138,365,945	$180,399,509	$55,250,109	$14,787,940

$46,068,261	$66,254,167	$28,876,094	$37,549,230	$11,506,534	$3,092,164
$170,895,014	$235,918,855	$102,323,313	$134,334,864	$42,063,905	$11,001,437

51

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual RetireSMART by JPMorgan 2025 Fund	MassMutual RetireSMART by JPMorgan 2030 Fund
Class I shares:
Net assets	$21,942,272	$20,447,545

Shares outstanding (a)	1,626,511	1,469,498

Net asset value, offering price and redemption price per share	$13.49	$13.91

Class R5 shares:
Net assets	$43,776	$11,358,530

Shares outstanding (a)	3,240	819,033

Net asset value, offering price and redemption price per share	$13.51	$13.87

Service Class shares:
Net assets	$19,582,481	$115,828,098

Shares outstanding (a)	1,451,885	8,333,640

Net asset value, offering price and redemption price per share	$13.49	$13.90

Administrative Class shares:
Net assets	$47,433,367	$104,307,768

Shares outstanding (a)	3,528,363	7,514,728

Net asset value, offering price and redemption price per share	$13.44	$13.88

Class A shares:
Net assets	$40,218,974	$75,439,800

Shares outstanding (a)	3,018,731	5,474,558

Net asset value, and redemption price per share	$13.32	$13.78

Offering price per share (100/[100-maximum sales charge] of net asset value)	$14.10	$14.58

Class R4 shares:
Net assets	$66,328,626	$68,963,811

Shares outstanding (a)	4,997,064	5,037,547

Net asset value, offering price and redemption price per share	$13.27	$13.69

Class R3 shares:
Net assets	$87,865,440	$118,905,021

Shares outstanding (a)	6,643,384	8,809,723

Net asset value, offering price and redemption price per share	$13.23	$13.50

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART by JPMorgan 2035 Fund	MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$21,586,272	$12,676,375	$9,649,839	$5,973,352	$3,803,908	$11,993,765

1,522,818	918,203	669,685	586,687	315,839	1,005,851

$14.18	$13.81	$14.41	$10.18	$12.04	$11.92

$131,733	$10,300,837	$146,959	$5,701,270	$231,388	$319,426

9,306	746,666	10,196	561,019	19,211	26,830

$14.16	$13.80	$14.41	$10.16	$12.04	$11.91

$12,907,934	$68,297,319	$9,964,328	$41,404,910	$5,511,679	$667,675

902,940	4,945,475	692,594	4,070,293	457,215	56,130

$14.30	$13.81	$14.39	$10.17	$12.05	$11.90

$33,416,234	$73,289,877	$18,549,238	$44,568,702	$6,286,359	$447,518

2,345,500	5,322,848	1,293,070	4,385,549	523,893	37,702

$14.25	$13.77	$14.35	$10.16	$12.00	$11.87

$33,548,104	$44,233,121	$19,675,347	$20,721,126	$7,069,658	$304,019

2,375,653	3,238,497	1,383,881	2,054,928	590,500	25,642

$14.12	$13.66	$14.22	$10.08	$11.97	$11.86

$14.94	$14.46	$15.05	$10.67	$12.67	$12.55

$56,342,212	$46,979,642	$30,899,327	$22,706,455	$11,110,642	$255,139

4,006,106	3,463,504	2,183,168	2,259,763	930,162	21,501

$14.06	$13.56	$14.15	$10.05	$11.94	$11.87

$69,914,039	$64,385,375	$49,480,907	$39,323,694	$21,236,475	$800,398

4,987,885	4,821,034	3,507,681	3,946,687	1,787,081	67,804

$14.02	$13.36	$14.11	$9.96	$11.88	$11.80

53

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$140,192	$308,757
Dividends — affiliated issuers (Note 7)	5,785,556	6,745,535

Total investment income	5,925,748	7,054,292

Expenses (Note 3):
Custody fees	31,683	32,786
Audit fees	31,306	31,340
Legal fees	2,879	4,052
Proxy fees	997	997
Accounting & Administration fees	63,111	63,110
Shareholder reporting fees	16,437	18,027
Trustees’ fees	10,624	14,427
Registration and filing fees	88,069	88,269
Transfer agent fees	3,000	3,000

	248,106	256,008
Administration fees:
Class R5	8,616	33,304
Service Class	11,579	14,240
Administrative Class	68,021	136,623
Class A	45,753	153,309
Class R4	205,786	62,235
Class R3	15,416	24,129
Distribution fees:
Distribution and Class R3	19,270	30,162
Distribution and Service fees:
Class A	76,255	255,515
Class R4	257,232	77,794
Class R3	19,269	30,162
Shareholder service fees:
Service Class	3,860	4,747
Administrative Class	68,021	136,623
Class A	45,753	153,309

Total expenses	1,092,937	1,368,160
Expenses waived:
Class I fees reimbursed by adviser	(7,195)	(3,647)
Class R5 fees reimbursed by adviser	(7,729)	(11,761)
Service Class fees reimbursed by adviser	(7,205)	(4,201)
Administrative Class fees reimbursed by adviser	(41,255)	(34,408)
Class A fees reimbursed by adviser	(28,031)	(38,106)
Class R4 fees reimbursed by adviser	(95,496)	(12,439)
Class R3 fees reimbursed by adviser	(7,142)	(4,562)

Net expenses:	898,884	1,259,036

Net investment income (loss)	5,026,864	5,795,256

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions unaffiliated issuers	1,197	6,376
Investment transactions — affiliated issuers (Note 7)	3,447,060	14,005,114
Realized gain distributions — affiliated issuers (Note 7)	3,905,780	10,646,320

Net realized gain (loss)	7,354,037	24,657,810

Net change in unrealized appreciation (depreciation) on:
Investment transactions unaffiliated issuers	(84,177)	(265,362)
Investment transactions — affiliated issuers (Note 7)	(7,320,526)	(13,468,317)

Net change in unrealized appreciation (depreciation)	(7,404,703)	(13,733,679)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(50,666)	10,924,131

Net increase (decrease) in net assets resulting from operations	$4,976,198	$16,719,387

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2010 Fund	MassMutual RetireSMART by JPMorgan 2015 Fund	MassMutual RetireSMART by JPMorgan 2020 Fund

$332,018	$186,697	$60,853	$42,918	$58,681	$384,895
4,989,671	2,062,223	2,160,082	1,575,483	1,933,652	10,822,948

5,321,689	2,248,920	2,220,935	1,618,401	1,992,333	11,207,843

34,025	34,910	30,724	31,319	31,902	32,593
31,324	31,258	31,245	31,233	31,245	31,421
3,470	1,555	1,115	846	1,079	6,372
997	997	997	997	997	997
63,048	63,110	63,092	63,091	63,110	63,091
17,372	14,089	13,721	13,228	13,535	24,397
12,711	6,063	4,019	3,026	3,884	22,819
88,068	88,068	89,134	89,746	87,559	90,246
3,000	3,000	3,000	3,000	3,000	3,000

254,015	243,050	237,047	236,486	236,311	274,936

16,508	6,000	4,116	3,312	423	29,504
11,333	3,825	20,345	20,185	8,768	148,560
143,026	52,866	34,443	15,254	19,879	143,734
131,120	59,764	28,155	21,440	18,116	99,189
46,924	31,849	9,664	12,555	37,455	119,368
29,720	16,344	27,202	21,002	48,583	163,943

37,150	20,430	34,003	26,252	60,729	204,929

218,534	99,607	46,926	35,733	30,194	165,315
58,655	39,812	12,080	15,694	46,818	149,210
37,150	20,430	34,003	26,252	60,729	204,929

3,778	1,275	6,781	6,728	2,923	49,520
143,026	52,866	34,442	15,254	19,879	143,734
131,120	59,764	28,155	21,440	18,116	99,189

1,262,059	707,882	557,362	477,587	608,923	1,996,060

(3,166)	(13,279)	(5,722)	(5,311)	(8,725)	(3,420)
(6,173)	(6,937)	(9,022)	(11,253)	(930)	(3,857)
(3,792)	(3,129)	(30,334)	(46,657)	(13,468)	(13,653)
(41,488)	(41,424)	(51,320)	(34,531)	(30,542)	(12,865)
(37,089)	(45,272)	(41,300)	(49,541)	(27,807)	(9,587)
(10,502)	(18,883)	(10,775)	(21,866)	(43,260)	(8,330)
(6,780)	(9,629)	(30,540)	(36,684)	(55,801)	(11,326)

1,153,069	569,329	378,349	271,744	428,390	1,933,022

4,168,620	1,679,591	1,842,586	1,346,657	1,563,943	9,274,821

8,013	7,241	(10,637)	(10,828)	(12,764)	(116,329)
19,662,741	10,322,006	2,053,101	2,200,247	3,469,597	25,849,925
12,954,537	6,743,238	1,742,719	1,584,143	2,201,323	15,780,961

32,625,291	17,072,485	3,785,183	3,773,562	5,658,156	41,514,557

(314,082)	(187,627)	(10,076)	(2,114)	(9,862)	(75,359)
(15,223,844)	(7,463,503)	(3,425,908)	(2,993,733)	(4,058,943)	(26,757,293)

(15,537,926)	(7,651,130)	(3,435,984)	(2,995,847)	(4,068,805)	(26,832,652)

17,087,365	9,421,355	349,199	777,715	1,589,351	14,681,905

$21,255,985	$11,100,946	$2,191,785	$2,124,372	$3,153,294	$23,956,726

55

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual RetireSMART by JPMorgan 2025 Fund	MassMutual RetireSMART by JPMorgan 2030 Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$287,609	$584,387
Dividends — affiliated issuers (Note 7)	5,990,087	11,162,693

Total investment income	6,277,696	11,747,080

Expenses (Note 3):
Custody fees	33,733	33,819
Audit fees	31,336	31,465
Legal fees	3,769	7,496
Proxy fees	997	997
Accounting & Administration fees	63,110	63,091
Shareholder reporting fees	18,847	26,970
Trustees’ fees	14,270	27,850
Registration and filing fees	87,974	88,919
Transfer agent fees	3,000	3,000

	257,036	283,607
Administration fees:
Class R5	450	33,969
Service Class	34,567	197,108
Administrative Class	72,426	161,475
Class A	50,204	103,795
Class R4	130,925	136,483
Class R3	178,564	234,202
Distribution fees:
Distribution and Class R3	223,205	292,753
Distribution and Service fees:
Class A	83,674	172,992
Class R4	163,656	170,604
Class R3	223,205	292,753
Shareholder service fees:
Service Class	11,522	65,703
Administrative Class	72,426	161,475
Class A	50,204	103,795

Total expenses	1,552,064	2,410,714
Expenses waived:
Class I fees reimbursed by adviser	(14,424)	(2,018)
Class R5 fees reimbursed by adviser	(292)	(2,162)
Service Class fees reimbursed by adviser	(14,737)	(9,987)
Administrative Class fees reimbursed by adviser	(30,809)	(8,279)
Class A fees reimbursed by adviser	(21,741)	(5,513)
Class R4 fees reimbursed by adviser	(42,171)	(5,351)
Class R3 fees reimbursed by adviser	(56,941)	(9,169)

Net expenses:	1,370,949	2,368,235

Net investment income (loss)	4,906,747	9,378,845

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions unaffiliated issuers	(55,524)	(151,326)
Investment transactions — affiliated issuers (Note 7)	18,353,319	40,884,666
Realized gain distributions — affiliated issuers (Note 7)	11,310,484	25,078,225

Net realized gain (loss)	29,608,279	65,811,565

Net change in unrealized appreciation (depreciation) on:
Investment transactions unaffiliated issuers	(121,960)	(253,281)
Investment transactions — affiliated issuers (Note 7)	(16,367,889)	(34,419,049)

Net change in unrealized appreciation (depreciation)	(16,489,849)	(34,672,330)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,118,430	31,139,235

Net increase (decrease) in net assets resulting from operations	$18,025,177	$40,518,080

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART by JPMorgan 2035 Fund	MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$255,638	$399,871	$171,993	$233,337	$67,218	$18,722
4,099,289	6,231,494	2,324,770	3,107,702	769,236	233,062

4,354,927	6,631,365	2,496,763	3,341,039	836,454	251,784

34,389	34,170	34,583	34,747	34,542	33,316
31,309	31,363	31,268	31,290	31,227	31,213
2,876	4,509	1,707	2,390	572	162
997	997	997	997	997	997
63,110	63,092	63,110	63,109	63,013	62,669
17,211	21,103	15,281	16,533	12,732	11,350
11,184	16,843	6,781	9,296	2,511	701
87,974	89,666	87,974	87,524	87,839	85,590
3,000	3,000	3,000	3,000	3,000	3,000

252,050	264,743	244,701	248,886	236,433	228,998

671	21,554	187	14,615	203	249
27,099	114,589	17,592	60,399	7,577	602
48,856	112,021	27,230	61,677	8,803	606
41,860	61,704	24,799	29,475	8,264	329
109,801	88,344	60,349	43,166	18,156	406
136,682	126,288	96,037	75,530	38,384	1,072

170,853	157,859	120,046	94,412	47,981	1,340

69,766	102,841	41,332	49,125	13,774	548
137,251	110,431	75,436	53,957	22,695	508
170,853	157,859	120,046	94,412	47,981	1,340

9,033	38,196	5,864	20,133	2,526	201
48,856	112,021	27,230	61,677	8,803	606
41,860	61,704	24,799	29,475	8,264	330

1,265,491	1,530,154	885,648	936,939	469,844	237,135

(8,712)	(3,856)	(12,334)	(6,826)	(14,606)	(193,009)
(216)	(5,289)	(267)	(14,143)	(960)	(4,141)
(8,031)	(20,002)	(17,226)	(39,922)	(24,036)	(6,668)
(14,909)	(19,475)	(26,767)	(40,786)	(27,906)	(6,720)
(13,025)	(10,885)	(24,437)	(19,208)	(26,260)	(3,644)
(25,594)	(11,856)	(44,426)	(21,199)	(43,219)	(3,376)
(31,068)	(16,845)	(70,660)	(37,207)	(91,266)	(8,911)

1,163,936	1,441,946	689,531	757,648	241,591	10,666

3,190,991	5,189,419	1,807,232	2,583,391	594,863	241,118

(42,031)	(85,674)	(24,319)	(35,750)	(8,819)	(3,421)
16,274,289	25,987,733	9,918,674	16,503,339	3,993,159	957,651
10,407,166	16,984,691	6,592,171	9,750,814	2,408,148	732,569

26,639,424	42,886,750	16,486,526	26,218,403	6,392,488	1,686,799

(155,749)	(233,563)	(113,731)	(146,720)	(47,415)	(12,434)
(12,499,837)	(20,095,840)	(7,310,153)	(12,472,833)	(2,746,529)	(638,533)

(12,655,586)	(20,329,403)	(7,423,884)	(12,619,553)	(2,793,944)	(650,967)

13,983,838	22,557,347	9,062,642	13,598,850	3,598,544	1,035,832

$17,174,829	$27,746,766	$10,869,874	$16,182,241	$4,193,407	$1,276,950

57

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,026,864	$2,988,719
Net realized gain (loss)	7,354,037	1,254,894
Net change in unrealized appreciation (depreciation)	(7,404,703)	6,685,362

Net increase (decrease) in net assets resulting from operations	4,976,198	10,928,975

Distributions to shareholders (Note 2):
From net investment income:
Class I	(174,706)	(23,871)
Class R5	(323,410)	(213,738)
Service Class	(182,922)	(150,775)
Administrative Class	(1,307,514)	(1,035,344)
Class A	(712,236)	(472,213)
Class R4	(2,508,766)	(1,684,394)
Class R3	(175,226)	(96,200)

Total distributions from net investment income	(5,384,780)	(3,676,535)

From net realized gains:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net realized gains	-	-

Tax return of capital:
Class I	-	(1,525)
Class R5	-	(13,653)
Service Class	-	(9,631)
Administrative Class	-	(66,137)
Class A	-	(30,165)
Class R4	-	(107,599)
Class R3	-	(6,146)

Total tax return of capital	-	(234,856)

Net fund share transactions (Note 5):
Class I	2,018,957	5,959,067
Class R5	(4,504,942)	1,697,212
Service Class	748,675	(1,106,099)
Administrative Class	(13,094,871)	(2,341,175)
Class A	(4,868,627)	(8,258,185)
Class R4	8,350,650	14,135,380
Class R3	116,739	2,151,939

Increase (decrease) in net assets from fund share transactions	(11,233,419)	12,238,139

Total increase (decrease) in net assets	(11,642,001)	19,255,723
Net assets
Beginning of year	216,327,204	197,071,481

End of year	$204,685,203	$216,327,204

Accumulated undistributed (distributions in excess of) net investment income at end of period	$560,566	$(419,071)

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$5,795,256	$3,800,040	$4,168,620	$2,358,999
24,657,810	3,140,160	32,625,291	3,706,569
(13,733,679)	23,299,875	(15,537,926)	29,243,652

16,719,387	30,240,075	21,255,985	35,309,220

(164,479)	(19,089)	(241,357)	(17,465)
(1,331,503)	(891,617)	(826,007)	(459,740)
(134,560)	(114,167)	(151,166)	(100,226)
(2,845,559)	(2,002,744)	(3,267,409)	(1,729,000)
(2,847,829)	(2,118,447)	(2,826,840)	(1,503,212)
(813,724)	(457,630)	(732,817)	(327,079)
(332,154)	(165,000)	(426,643)	(150,426)

(8,469,808)	(5,768,694)	(8,472,239)	(4,287,148)

(9,946)	-	(66,221)	-
(82,995)	-	(232,733)	-
(8,695)	-	(44,035)	-
(190,929)	-	(978,421)	-
(211,197)	-	(917,512)	-
(56,332)	-	(226,069)	-
(25,063)	-	(139,030)	-

(585,157)	-	(2,604,021)	-

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

5,334,195	6,468,220	(2,574,234)	9,455,999
(17,270,394)	(362,185)	(8,902,085)	(3,456,269)
6,626,559	(1,473,140)	4,063,360	(3,364,297)
(14,016,170)	(14,814,725)	(6,545,372)	(14,376,601)
(26,548,527)	(32,661,894)	(18,290,585)	(23,013,540)
5,530,736	4,702,648	1,025,603	3,617,285
(1,905,640)	3,123,989	2,291,300	4,806,926

(42,249,241)	(35,017,087)	(28,932,013)	(26,330,497)

(34,584,819)	(10,545,706)	(18,752,288)	4,691,575

308,495,265	319,040,971	261,114,991	256,423,416

$273,910,446	$308,495,265	$242,362,703	$261,114,991

$201,923	$(666,182)	$(47,559)	$(45,134)

59

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,679,591	$565,930
Net realized gain (loss)	17,072,485	599,460
Net change in unrealized appreciation (depreciation)	(7,651,130)	14,876,124

Net increase (decrease) in net assets resulting from operations	11,100,946	16,041,514

Distributions to shareholders (Note 2):
From net investment income:
Class I	(279,965)	(5,307)
Class R5	(240,394)	(79,033)
Service Class	(54,493)	(24,434)
Administrative Class	(1,171,087)	(417,867)
Class A	(1,346,927)	(528,017)
Class R4	(493,876)	(130,983)
Class R3	(238,328)	(66,116)

Total distributions from net investment income	(3,825,070)	(1,251,757)

From net realized gains:
Class I	(73,315)	-
Class R5	(64,498)	-
Service Class	(15,100)	-
Administrative Class	(332,461)	-
Class A	(416,523)	-
Class R4	(144,166)	-
Class R3	(75,063)	-

Total distributions from net realized gains	(1,121,126)	-

Net fund share transactions (Note 5):
Class I	9,181,627	6,872,974
Class R5	(961,267)	984,717
Service Class	1,112,566	(272,631)
Administrative Class	1,472,690	(2,604,172)
Class A	(11,957,805)	(8,608,766)
Class R4	549,998	6,685,869
Class R3	15,488	2,433,821

Increase (decrease) in net assets from fund share transactions	(586,703)	5,491,812

Total increase (decrease) in net assets	5,568,047	20,281,569
Net assets
Beginning of year	115,665,900	95,384,331

End of year	$121,233,947	$115,665,900

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(14,885)	$(13,368)

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2010 Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$1,842,586	$1,282,098	$1,346,657	$1,038,206
3,785,183	827,808	3,773,562	1,240,388
(3,435,984)	2,958,816	(2,995,847)	2,695,460

2,191,785	5,068,722	2,124,372	4,974,054

(55,105)	(75,147)	(34,911)	(19,374)
(85,723)	(86,849)	(81,935)	(53,710)
(238,272)	(329,916)	(255,746)	(625,941)
(381,758)	(583,717)	(213,097)	(408,456)
(290,532)	(399,144)	(216,513)	(505,603)
(74,808)	(146,312)	(109,248)	(155,572)
(175,443)	(283,347)	(150,155)	(254,036)

(1,301,641)	(1,904,432)	(1,061,605)	(2,022,692)

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

(195,843)	33,845	197,379	294,623
(3,349,102)	899,289	(1,707,547)	1,240,254
(1,714,600)	(1,748,302)	(5,934,013)	(9,173,161)
(1,496,418)	(6,165,364)	(5,142,772)	(1,617,095)
(496,904)	(1,127,576)	(3,308,787)	(6,041,347)
(593,414)	(1,517,994)	(901,018)	1,000,973
(264,100)	(939,224)	(383,555)	(226,587)

(8,110,381)	(10,565,326)	(17,180,313)	(14,522,340)

(7,220,237)	(7,401,036)	(16,117,546)	(11,570,978)

83,383,684	90,784,720	65,709,610	77,280,588

$76,163,447	$83,383,684	$49,592,064	$65,709,610

$2,443,168	$1,274,345	$1,864,889	$1,035,718

61

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2015 Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,563,943	$1,205,396
Net realized gain (loss)	5,658,156	2,343,287
Net change in unrealized appreciation (depreciation)	(4,068,805)	3,383,699

Net increase (decrease) in net assets resulting from operations	3,153,294	6,932,382

Distributions to shareholders (Note 2):
From net investment income:
Class I	(121,697)	(97,801)
Class R5	(22,883)	(13,864)
Service Class	(193,745)	(169,556)
Administrative Class	(420,249)	(280,647)
Class A	(359,551)	(305,112)
Class R4	(581,802)	(402,821)
Class R3	(688,919)	(460,945)

Total distributions from net investment income	(2,388,846)	(1,730,746)

From net realized gains:
Class I	(38,846)	-
Class R5	(7,520)	-
Service Class	(65,812)	-
Administrative Class	(148,134)	-
Class A	(139,599)	-
Class R4	(216,309)	-
Class R3	(281,313)	-

Total distributions from net realized gains	(897,533)	-

Tax return of capital:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class I	826,516	(2,572,663)
Class R5	(544,481)	(39,010)
Service Class	(1,266,239)	(5,520,340)
Administrative Class	(1,675,027)	(1,474,448)
Class A	(1,263,831)	(5,366,819)
Class R4	(1,291,415)	(5,825,209)
Class R3	(4,820,988)	(8,476,471)

Increase (decrease) in net assets from fund share transactions	(10,035,465)	(29,274,960)

Total increase (decrease) in net assets	(10,168,550)	(24,073,324)
Net assets
Beginning of year	82,401,814	106,475,138

End of year	$72,233,264	$82,401,814

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(7,972)	$(7,186)

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART by JPMorgan 2020 Fund		MassMutual RetireSMART by JPMorgan 2025 Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$9,274,821	$6,011,082	$4,906,747	$2,608,403
41,514,557	5,973,496	29,608,279	4,723,732
(26,832,652)	36,897,822	(16,489,849)	23,632,228

23,956,726	48,882,400	18,025,177	30,964,363

(838,198)	(301,279)	(832,329)	(327,952)
(1,016,900)	(371,199)	(13,035)	(12,528)
(2,881,619)	(2,415,500)	(770,850)	(424,900)
(2,938,030)	(1,992,984)	(1,591,857)	(776,917)
(1,617,706)	(1,233,595)	(919,221)	(620,316)
(1,734,437)	(950,241)	(2,066,410)	(888,388)
(2,158,469)	(1,235,974)	(2,623,838)	(1,220,063)

(13,185,359)	(8,500,772)	(8,817,540)	(4,271,064)

(23,135)	-	(411,207)	(74,387)
(28,769)	-	(6,687)	(3,175)
(86,007)	-	(402,520)	(108,404)
(90,383)	-	(852,991)	(201,049)
(55,396)	-	(545,971)	(184,975)
(55,245)	-	(1,149,619)	(249,303)
(76,011)	-	(1,592,276)	(386,070)

(414,946)	-	(4,961,271)	(1,207,363)

-	(37,451)	-	-
-	(46,142)	-	-
-	(300,262)	-	-
-	(247,741)	-	-
-	(153,344)	-	-
-	(118,121)	-	-
-	(153,641)	-	-

-	(1,056,702)	-	-

(1,699,121)	7,645,580	(1,485,558)	6,002,554
(12,815,651)	5,276,047	(317,432)	(339,291)
(36,430,305)	(48,098,489)	(2,643,939)	(8,638,491)
(19,689,307)	(28,125,201)	483,987	275,152
7,635,808	(26,799,527)	6,220,245	(7,329,813)
(3,919,190)	(2,527,584)	4,760,087	5,471,930
(8,836,249)	(10,440,741)	(1,720,109)	4,672,114

(75,754,015)	(103,069,915)	5,297,281	114,155

(65,397,594)	(63,744,989)	9,543,647	25,600,091

480,648,902	544,393,891	273,871,289	248,271,198

$415,251,308	$480,648,902	$283,414,936	$273,871,289

$152,126	$(1,207,061)	$(19,310)	$(15,549)

63

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2030 Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,378,845	$5,729,713
Net realized gain (loss)	65,811,565	7,139,304
Net change in unrealized appreciation (depreciation)	(34,672,330)	58,664,497

Net increase (decrease) in net assets resulting from operations	40,518,080	71,533,514

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,015,225)	(262,876)
Class R5	(1,345,589)	(534,057)
Service Class	(4,345,513)	(2,722,220)
Administrative Class	(3,484,231)	(2,065,603)
Class A	(1,941,313)	(1,293,685)
Class R4	(2,132,026)	(1,001,177)
Class R3	(3,405,729)	(1,615,362)

Total distributions from net investment income	(17,669,626)	(9,494,980)

From net realized gains:
Class I	(93,832)	-
Class R5	(127,486)	-
Service Class	(427,048)	-
Administrative Class	(353,543)	-
Class A	(216,526)	-
Class R4	(223,048)	-
Class R3	(385,651)	-

Total distributions from net realized gains	(1,827,134)	-

Net fund share transactions (Note 5):
Class I	1,739,169	6,478,965
Class R5	(24,878,558)	8,361,677
Service Class	(34,059,609)	(30,597,402)
Administrative Class	(3,620,826)	(29,387,813)
Class A	3,750,441	(22,187,503)
Class R4	1,657,131	2,910,094
Class R3	3,400,404	(2,355,396)

Increase (decrease) in net assets from fund share transactions	(52,011,848)	(66,777,378)

Total increase (decrease) in net assets	(30,990,528)	(4,738,844)
Net assets
Beginning of year	546,241,101	550,979,945

End of year	$515,250,573	$546,241,101

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(92,217)	$(90,391)

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART by JPMorgan 2035 Fund		MassMutual RetireSMART by JPMorgan 2040 Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$3,190,991	$1,607,024	$5,189,419	$2,912,784
26,639,424	3,498,507	42,886,750	4,265,741
(12,655,586)	22,099,343	(20,329,403)	38,985,965

17,174,829	27,204,874	27,746,766	46,164,490

(635,938)	(223,345)	(553,472)	(119,196)
(37,792)	(30,693)	(789,101)	(215,735)
(608,375)	(297,976)	(2,509,083)	(1,433,052)
(1,031,932)	(441,034)	(2,437,952)	(1,317,185)
(749,006)	(445,886)	(1,190,036)	(714,374)
(1,681,794)	(635,193)	(1,358,280)	(586,936)
(1,984,750)	(810,752)	(1,836,096)	(719,797)

(6,729,587)	(2,884,879)	(10,674,020)	(5,106,275)

(325,387)	(87,216)	(142,090)	-
(20,054)	(12,859)	(207,593)	-
(329,064)	(130,810)	(683,653)	-
(572,937)	(200,367)	(687,769)	-
(463,099)	(237,373)	(367,139)	-
(966,930)	(309,348)	(395,164)	-
(1,245,098)	(454,749)	(574,500)	-

(3,922,569)	(1,432,722)	(3,057,908)	-

5,315,138	4,241,441	1,337,094	5,537,934
(901,691)	(1,070,518)	(11,245,516)	7,126,365
(5,368,678)	(2,665,514)	(16,100,101)	(19,207,675)
2,103,587	(153,172)	(3,384,690)	(20,675,712)
5,778,101	(7,782,469)	1,305,152	(14,946,582)
6,445,344	5,623,638	3,923,262	(313,740)
3,123,232	(161,659)	2,536,757	1,500,172

16,495,033	(1,968,253)	(21,628,042)	(40,979,238)

23,017,706	20,919,020	(7,613,204)	78,977

204,828,822	183,909,802	327,775,750	327,696,773

$227,846,528	$204,828,822	$320,162,546	$327,775,750

$(14,602)	$(11,622)	$(55,806)	$(54,713)

65

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2045 Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,807,232	$797,301
Net realized gain (loss)	16,486,526	1,639,979
Net change in unrealized appreciation (depreciation)	(7,423,884)	13,947,182

Net increase (decrease) in net assets resulting from operations	10,869,874	16,384,462

Distributions to shareholders (Note 2):
From net investment income:
Class I	(226,010)	(69,656)
Class R5	(8,163)	(6,202)
Service Class	(380,223)	(164,861)
Administrative Class	(571,385)	(211,526)
Class A	(459,803)	(242,468)
Class R4	(949,227)	(333,148)
Class R3	(1,396,530)	(484,522)

Total distributions from net investment income	(3,991,341)	(1,512,383)

From net realized gains:
Class I	(101,102)	(42,732)
Class R5	(3,788)	(4,279)
Service Class	(179,261)	(113,721)
Administrative Class	(276,538)	(151,729)
Class A	(246,331)	(204,297)
Class R4	(477,922)	(259,289)
Class R3	(760,323)	(433,436)

Total distributions from net realized gains	(2,045,265)	(1,209,483)

Net fund share transactions (Note 5):
Class I	3,220,934	2,128,065
Class R5	(75,199)	(178,570)
Service Class	(1,061,438)	(1,253,722)
Administrative Class	1,377,566	1,880,451
Class A	2,998,488	(3,344,567)
Class R4	1,827,973	2,792,157
Class R3	3,130,278	3,298,979

Increase (decrease) in net assets from fund share transactions	11,418,602	5,322,793

Total increase (decrease) in net assets	16,251,870	18,985,389
Net assets
Beginning of year	122,114,075	103,128,686

End of year	$138,365,945	$122,114,075

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(198,014)	$(6,549)

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART by JPMorgan 2050 Fund		MassMutual RetireSMART by JPMorgan 2055 Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$2,583,391	$1,105,531	$594,863	$200,049
26,218,403	2,150,251	6,392,488	1,106,922
(12,619,553)	21,330,988	(2,793,944)	4,104,540

16,182,241	24,586,770	4,193,407	5,411,511

(241,970)	(43,477)	(93,036)	(19,394)
(522,606)	(137,329)	(4,959)	(2,729)
(1,273,996)	(563,766)	(160,446)	(45,854)
(1,287,470)	(478,003)	(185,937)	(49,361)
(570,683)	(264,027)	(139,182)	(57,239)
(666,631)	(273,931)	(254,239)	(72,711)
(1,103,133)	(377,640)	(552,416)	(158,952)

(5,666,489)	(2,138,173)	(1,390,215)	(406,240)

(122,197)	(6,364)	(76,772)	(15,752)
(270,460)	(21,145)	(4,226)	(2,481)
(680,618)	(93,298)	(138,614)	(41,106)
(705,859)	(84,040)	(164,488)	(45,324)
(345,634)	(53,870)	(135,270)	(63,642)
(382,800)	(51,735)	(236,404)	(72,350)
(679,353)	(81,032)	(547,419)	(182,979)

(3,186,921)	(391,484)	(1,303,193)	(423,634)

1,944,570	1,132,225	1,517,114	1,024,318
(9,188,455)	4,820,570	82,264	(58,498)
(453,864)	(2,419,517)	1,190,438	964,694
5,738,592	(811,715)	1,092,326	1,977,007
289,620	(3,447,126)	1,893,457	140,798
822,702	(1,650,348)	2,801,620	2,466,147
2,602,358	2,144,565	4,035,161	2,632,429

1,755,523	(231,346)	12,612,380	9,146,895

9,084,354	21,825,767	14,112,379	13,728,532

171,315,155	149,489,388	41,137,730	27,409,198

$180,399,509	$171,315,155	$55,250,109	$41,137,730

$(151,717)	$(15,247)	$(70,001)	$(1,574)

67

MassMutual RetireSMART and MassMutual RetireSMART by JPMorgan Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2060 Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$241,118	$119,752
Net realized gain (loss)	1,686,799	154,390
Net change in unrealized appreciation (depreciation)	(650,967)	1,496,046

Net increase (decrease) in net assets resulting from operations	1,276,950	1,770,188

Distributions to shareholders (Note 2):
From net investment income:
Class I	(390,305)	(176,329)
Class R5	(5,069)	(1,776)
Service Class	(8,104)	(2,226)
Administrative Class	(12,077)	(3,222)
Class A	(4,766)	(1,527)
Class R4	(5,454)	(1,467)
Class R3	(11,762)	(2,161)

Total distributions from net investment income	(437,537)	(188,708)

From net realized gains:
Class I	(199,047)	(238,493)
Class R5	(2,652)	(2,536)
Service Class	(4,328)	(3,199)
Administrative Class	(6,624)	(4,711)
Class A	(2,819)	(2,831)
Class R4	(3,106)	(2,584)
Class R3	(6,996)	(3,925)

Total distributions from net realized gains	(225,572)	(258,279)

Net fund share transactions (Note 5):
Class I	235,851	331,501
Class R5	169,752	24,907
Service Class	370,684	139,536
Administrative Class	81,092	201,868
Class A	136,522	26,700
Class R4	83,619	44,209
Class R3	453,389	172,856

Increase (decrease) in net assets from fund share transactions	1,530,909	941,577

Total increase (decrease) in net assets	2,144,750	2,264,778
Net assets
Beginning of year	12,643,190	10,378,412

End of year	$14,787,940	$12,643,190

Accumulated undistributed (distributions in excess of) net investment income at end of period	$12,080	$(513)

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$10.04	$0.23		$0.04	$0.27	$(0.29)	$-	$-	$(0.29)	$10.02	2.71%		$8,431	0.12%		0.02%		2.27%
9/30/17	9.72	0.09		0.46	0.55	(0.22)	-	(0.01)	(0.23)	10.04	5.86%		6,399	0.12%		0.03%		0.88%
9/30/16	9.40	0.23		0.38	0.61	(0.26)	(0.03)	-	(0.29)	9.72	6.66%		288	0.13%		0.02%		2.46%
9/30/15[i]	9.73	0.02		(0.21)	(0.19)	-	(0.14)	-	(0.14)	9.40	(2.01%	)[b]	170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34		(0.07)	0.27	(0.29)	(0.44)	-	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
9/30/18	$10.02	$0.34		$(0.07)	$0.27	$(0.28)	$-	$-	$(0.28)	$10.01	2.72%		$7,023	0.22%		0.13%		3.45%
9/30/17	9.70	0.17		0.37	0.54	(0.21)	-	(0.01)	(0.22)	10.02	5.77%		11,556	0.22%		0.13%		1.76%
9/30/16	9.39	0.23		0.36	0.59	(0.25)	(0.03)	-	(0.28)	9.70	6.49%		9,490	0.23%		0.12%		2.43%
9/30/15[i]	9.73	0.01		(0.21)	(0.20)	-	(0.14)	-	(0.14)	9.39	(2.11%	)[b]	4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25		0.17	0.42	(0.28)	(0.44)	-	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
12/31/13	10.14	0.34		0.29	0.63	(0.29)	(0.45)	-	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
Service Class
9/30/18	$10.02	$0.23		$0.03	$0.26	$(0.27)	$-	$-	$(0.27)	$10.01	2.61%		$7,882	0.32%		0.22%		2.27%
9/30/17	9.69	0.17		0.37	0.54	(0.20)	-	(0.01)	(0.21)	10.02	5.72%		7,138	0.32%		0.23%		1.80%
9/30/16	9.37	0.28		0.30	0.58	(0.23)	(0.03)	-	(0.26)	9.69	6.39%		8,032	0.33%		0.22%		3.03%
9/30/15[i]	9.72	0.00	[d]	(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.37	(2.22%	)[b]	19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29		0.12	0.41	(0.28)	(0.44)	-	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%
12/31/13	10.14	0.49		0.14	0.63	(0.29)	(0.45)	-	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
Administrative Class
9/30/18	$10.02	$0.27		$(0.02)	$0.25	$(0.26)	$-	$-	$(0.26)	$10.01	2.50%		$39,271	0.42%		0.33%		2.72%
9/30/17	9.70	0.16		0.36	0.52	(0.19)	-	(0.01)	(0.20)	10.02	5.53%		52,556	0.42%		0.33%		1.64%
9/30/16	9.38	0.22		0.36	0.58	(0.23)	(0.03)	-	(0.26)	9.70	6.33%		53,140	0.43%		0.32%		2.39%
9/30/15[i]	9.73	(0.00)[d]		(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.38	(2.21%	)[b]	62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22		0.17	0.39	(0.26)	(0.44)	-	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
12/31/13	10.14	0.18		0.44	0.62	(0.27)	(0.45)	-	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
Class A
9/30/18	$10.05	$0.23		$0.00 [d]	$0.23	$(0.23)	$-	$-	$(0.23)	$10.05	2.30%		$27,681	0.67%		0.58%		2.25%
9/30/17	9.68	0.15		0.35	0.50	(0.12)	-	(0.01)	(0.13)	10.05	5.29%		32,580	0.67%		0.58%		1.50%
9/30/16	9.36	0.24		0.31	0.55	(0.20)	(0.03)	-	(0.23)	9.68	6.03%		39,639	0.68%		0.57%		2.56%
9/30/15[i]	9.74	(0.02)		(0.22)	(0.24)	-	(0.14)	-	(0.14)	9.36	(2.52%	)[b]	113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19		0.19	0.38	(0.24)	(0.44)	-	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
12/31/13	10.14	0.16		0.43	0.59	(0.24)	(0.45)	-	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
Class R4
9/30/18	$9.94	$0.22		$0.01	$0.23	$(0.25)	$-	$-	$(0.25)	$9.92	2.31%		$106,763	0.57%		0.48%		2.24%
9/30/17	9.64	0.13		0.38	0.51	(0.20)	-	(0.01)	(0.21)	9.94	5.41%		98,559	0.57%		0.48%		1.37%
9/30/16	9.36	0.00	[d]	0.56	0.56	(0.25)	(0.03)	-	(0.28)	9.64	6.13%		81,328	0.58%		0.47%		0.05%
9/30/15[i]	9.72	0.00	[d]	(0.22)	(0.22)	-	(0.14)	-	(0.14)	9.36	(2.32%	)[b]	1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21		0.03	0.24	(0.26)	(0.44)	-	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
9/30/18	$9.91	$0.20		$0.01	$0.21	$(0.23)	$-	$-	$(0.23)	$9.89	2.10%		$7,635	0.82%		0.73%		2.03%
9/30/17	9.61	0.10		0.38	0.48	(0.17)	-	(0.01)	(0.18)	9.91	5.13%		7,538	0.82%		0.73%		1.00%
9/30/16	9.33	0.09		0.45	0.54	(0.23)	(0.03)	-	(0.26)	9.61	5.96%		5,155	0.83%		0.72%		1.00%
9/30/15[i]	9.72	(0.02)		(0.23)	(0.25)	-	(0.14)	-	(0.14)	9.33	(2.63%	)[b]	1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19		0.03	0.22	(0.24)	(0.44)	-	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	62%	39%	69%	27%	31%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

69

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$10.31	$0.16		$0.47	$0.63	$(0.34)	$(0.02)	$(0.36)	$10.58	6.21%		$12,666	0.09%		0.05%		1.50%
9/30/17	9.53	0.04		0.96	1.00	(0.22)	-	(0.22)	10.31	10.72%		7,078	0.08%		0.07%		0.40%
9/30/16	9.14	0.45		0.28	0.73	(0.23)	(0.11)	(0.34)	9.53	8.18%		198	0.08%		0.04%		4.89%
9/30/15[i]	9.79	0.02		(0.39)	(0.37)	-	(0.28)	(0.28)	9.14	(3.85%	)[b]	642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42		(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
9/30/18	$10.31	$0.29		$0.32	$0.61	$(0.33)	$(0.02)	$(0.35)	$10.57	6.01%		$25,611	0.19%		0.15%		2.78%
9/30/17	9.53	0.15		0.84	0.99	(0.21)	-	(0.21)	10.31	10.62%		41,947	0.18%		0.16%		1.52%
9/30/16	9.13	0.20		0.53	0.73	(0.22)	(0.11)	(0.33)	9.53	8.21%		39,100	0.18%		0.14%		2.16%
9/30/15[i]	9.79	0.01		(0.39)	(0.38)	-	(0.28)	(0.28)	9.13	(3.95%	)[b]	21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26		0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
12/31/13	10.25	0.45		1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
Service Class
9/30/18	$10.35	$0.10		$0.51	$0.61	$(0.32)	$(0.02)	$(0.34)	$10.62	5.97%		$11,330	0.29%		0.25%		0.96%
9/30/17	9.55	0.17		0.82	0.99	(0.19)	-	(0.19)	10.35	10.53%		4,509	0.28%		0.26%		1.77%
9/30/16	9.14	0.25		0.46	0.71	(0.19)	(0.11)	(0.30)	9.55	7.98%		5,623	0.28%		0.24%		2.76%
9/30/15[i]	9.81	0.01		(0.40)	(0.39)	-	(0.28)	(0.28)	9.14	(4.05%	)[b]	36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24		0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%
12/31/13	10.26	0.50		0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
Administrative Class
9/30/18	$10.32	$0.23		$0.37	$0.60	$(0.31)	$(0.02)	$(0.33)	$10.59	5.86%		$87,160	0.39%		0.35%		2.18%
9/30/17	9.54	0.12		0.85	0.97	(0.19)	-	(0.19)	10.32	10.36%		98,641	0.38%		0.36%		1.26%
9/30/16	9.14	0.20		0.51	0.71	(0.20)	(0.11)	(0.31)	9.54	7.92%		105,186	0.38%		0.34%		2.22%
9/30/15[i]	9.82	0.00	[d]	(0.40)	(0.40)	-	(0.28)	(0.28)	9.14	(4.15%	)[b]	128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
12/31/13	10.26	0.18		1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
Class A
9/30/18	$10.34	$0.20		$0.37	$0.57	$(0.28)	$(0.02)	$(0.30)	$10.61	5.56%		$91,459	0.64%		0.60%		1.90%
9/30/17	9.54	0.11		0.85	0.96	(0.16)	-	(0.16)	10.34	10.22%		115,392	0.63%		0.61%		1.18%
9/30/16	9.14	0.17		0.51	0.68	(0.17)	(0.11)	(0.28)	9.54	7.59%		138,758	0.63%		0.59%		1.85%
9/30/15[i]	9.84	(0.02)		(0.40)	(0.42)	-	(0.28)	(0.28)	9.14	(4.34%	)[b]	165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
12/31/13	10.26	0.11		1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
Class R4
9/30/18	$10.26	$0.18		$0.41	$0.59	$(0.30)	$(0.02)	$(0.32)	$10.53	5.80%		$34,455	0.54%		0.50%		1.69%
9/30/17	9.50	0.10		0.85	0.95	(0.19)	-	(0.19)	10.26	10.25%		28,109	0.53%		0.51%		1.06%
9/30/16	9.13	0.03		0.66	0.69	(0.21)	(0.11)	(0.32)	9.50	7.72%		21,403	0.53%		0.49%		0.31%
9/30/15[i]	9.82	0.01		(0.42)	(0.41)	-	(0.28)	(0.28)	9.13	(4.25%	)[b]	1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
9/30/18	$10.24	$0.18		$0.37	$0.55	$(0.27)	$(0.02)	$(0.29)	$10.50	5.46%		$11,230	0.79%		0.75%		1.73%
9/30/17	9.47	0.07		0.86	0.93	(0.16)	-	(0.16)	10.24	10.04%		12,819	0.78%		0.76%		0.72%
9/30/16	9.12	0.13		0.53	0.66	(0.20)	(0.11)	(0.31)	9.47	7.45%		8,773	0.78%		0.74%		1.38%
9/30/15[i]	9.82	0.01		(0.43)	(0.42)	-	(0.28)	(0.28)	9.12	(4.35%	)[b]	5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	52%	30%	62%	17%	28%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$10.77	$0.20	$0.75	$0.95	$(0.40)	$(0.11)	$(0.51)	$11.21	9.07%		$8,011	0.10%		0.06%		1.84%
9/30/17	9.55	0.02	1.41	1.43	(0.21)	-	(0.21)	10.77	15.26%		10,236	0.10%		0.09%		0.24%
9/30/16	9.10	0.36	0.47	0.83	(0.20)	(0.18)	(0.38)	9.55	9.39%		110	0.09%		0.04%		3.85%
9/30/15[i]	10.02	0.03	(0.57)	(0.54)	-	(0.38)	(0.38)	9.10	(5.46%	)[b]	300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)	0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
9/30/18	$10.77	$0.29	$0.65	$0.94	$(0.39)	$(0.11)	$(0.50)	$11.21	8.96%		$13,583	0.20%		0.16%		2.60%
9/30/17	9.55	0.12	1.30	1.42	(0.20)	-	(0.20)	10.77	15.16%		21,697	0.20%		0.17%		1.24%
9/30/16	9.09	0.19	0.64	0.83	(0.19)	(0.18)	(0.37)	9.55	9.43%		22,452	0.19%		0.14%		2.09%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.57%	)[b]	8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20	0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
Service Class
9/30/18	$10.80	$0.11	$0.82	$0.93	$(0.38)	$(0.11)	$(0.49)	$11.24	8.81%		$8,522	0.30%		0.25%		1.01%
9/30/17	9.55	0.13	1.29	1.42	(0.17)	-	(0.17)	10.80	15.13%		4,209	0.30%		0.27%		1.29%
9/30/16	9.09	0.21	0.60	0.81	(0.17)	(0.18)	(0.35)	9.55	9.18%		7,021	0.29%		0.24%		2.25%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.56%	)[b]	25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16	0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
Administrative Class
9/30/18	$10.79	$0.19	$0.72	$0.91	$(0.37)	$(0.11)	$(0.48)	$11.22	8.62%		$93,858	0.40%		0.36%		1.75%
9/30/17	9.55	0.10	1.32	1.42	(0.18)	-	(0.18)	10.79	15.08%		96,560	0.40%		0.37%		1.00%
9/30/16	9.09	0.18	0.62	0.80	(0.16)	(0.18)	(0.34)	9.55	9.14%		98,971	0.39%		0.34%		2.02%
9/30/15[i]	10.04	0.01	(0.58)	(0.57)	-	(0.38)	(0.38)	9.09	(5.76%	)[b]	127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21	0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
Class A
9/30/18	$10.80	$0.17	$0.72	$0.89	$(0.34)	$(0.11)	$(0.45)	$11.24	8.42%		$77,780	0.65%		0.61%		1.54%
9/30/17	9.56	0.09	1.30	1.39	(0.15)	-	(0.15)	10.80	14.73%		92,645	0.65%		0.62%		0.86%
9/30/16	9.10	0.15	0.62	0.77	(0.13)	(0.18)	(0.31)	9.56	8.77%		104,156	0.64%		0.59%		1.61%
9/30/15[i]	10.06	(0.01)	(0.57)	(0.58)	-	(0.38)	(0.38)	9.10	(5.84%	)[b]	124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23	0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
Class R4
9/30/18	$10.72	$0.16	$0.73	$0.89	$(0.36)	$(0.11)	$(0.47)	$11.14	8.47%		$24,118	0.55%		0.51%		1.46%
9/30/17	9.51	0.08	1.31	1.39	(0.18)	-	(0.18)	10.72	14.90%		22,154	0.55%		0.52%		0.79%
9/30/16	9.08	0.03	0.76	0.79	(0.18)	(0.18)	(0.36)	9.51	9.00%		16,185	0.54%		0.49%		0.36%
9/30/15[i]	10.04	0.07	(0.65)	(0.58)	-	(0.38)	(0.38)	9.08	(5.86%	)[b]	1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06	0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
9/30/18	$10.69	$0.13	$0.73	$0.86	$(0.34)	$(0.11)	$(0.45)	$11.10	8.21%		$16,492	0.80%		0.76%		1.16%
9/30/17	9.49	0.05	1.31	1.36	(0.16)	-	(0.16)	10.69	14.54%		13,615	0.80%		0.77%		0.51%
9/30/16	9.07	0.10	0.67	0.77	(0.17)	(0.18)	(0.35)	9.49	8.73%		7,529	0.79%		0.74%		1.13%
9/30/15[i]	10.04	0.03	(0.62)	(0.59)	-	(0.38)	(0.38)	9.07	(5.96%	)[b]	3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06	0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	55%	33%	62%	20%	28%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.62	$0.16		$1.01	$1.17	$(0.43)	$(0.11)	$(0.54)	$12.25	10.36%		$17,151	0.21%		0.08%		1.34%
9/30/17	10.08	0.01		1.71	1.72	(0.18)	-	(0.18)	11.62	17.35%		7,411	0.22%		0.12%		0.06%
9/30/16	9.63	0.37		0.55	0.92	(0.18)	(0.29)	(0.47)	10.08	9.87%		129	0.24%		0.07%		3.78%
9/30/15[i]	10.79	0.03		(0.69)	(0.66)	-	(0.50)	(0.50)	9.63	(6.28%	)[b]	398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31		0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
9/30/18	$11.62	$0.23		$0.93	$1.16	$(0.42)	$(0.11)	$(0.53)	$12.25	10.26%		$5,780	0.31%		0.19%		1.96%
9/30/17	10.08	0.09		1.62	1.71	(0.17)	-	(0.17)	11.62	17.23%		6,432	0.33%		0.21%		0.83%
9/30/16	9.63	0.18		0.73	0.91	(0.17)	(0.29)	(0.46)	10.08	9.76%		4,662	0.34%		0.17%		1.83%
9/30/15[i]	10.80	0.01		(0.68)	(0.67)	-	(0.50)	(0.50)	9.63	(6.37%	)[b]	3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20		0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
12/31/13	10.35	0.24		2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
Service Class
9/30/18	$11.63	$0.11		$1.05	$1.16	$(0.41)	$(0.11)	$(0.52)	$12.27	10.22%		$2,834	0.41%		0.28%		0.94%
9/30/17	10.09	0.10		1.60	1.70	(0.16)	-	(0.16)	11.63	17.09%		1,604	0.43%		0.30%		0.90%
9/30/16	9.62	0.20		0.71	0.91	(0.15)	(0.29)	(0.44)	10.09	9.68%		1,657	0.44%		0.27%		2.11%
9/30/15[i]	10.80	0.01		(0.69)	(0.68)	-	(0.50)	(0.50)	9.62	(6.46%	)[b]	4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23		0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%
12/31/13	10.36	0.36		2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
Administrative Class
9/30/18	$11.62	$0.18		$0.96	$1.14	$(0.40)	$(0.11)	$(0.51)	$12.25	10.05%		$36,154	0.51%		0.39%		1.50%
9/30/17	10.07	0.07		1.63	1.70	(0.15)	-	(0.15)	11.62	17.08%		32,761	0.53%		0.40%		0.66%
9/30/16	9.62	0.16		0.73	0.89	(0.15)	(0.29)	(0.44)	10.07	9.49%		30,872	0.54%		0.37%		1.64%
9/30/15[i]	10.81	0.00	[d]	(0.69)	(0.69)	-	(0.50)	(0.50)	9.62	(6.55%	)[b]	39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
12/31/13	10.36	0.14		2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
Class A
9/30/18	$11.59	$0.17		$0.94	$1.11	$(0.37)	$(0.11)	$(0.48)	$12.22	9.77%		$34,466	0.75%		0.64%		1.46%
9/30/17	10.05	0.06		1.60	1.66	(0.12)	-	(0.12)	11.59	16.71%		44,394	0.78%		0.65%		0.56%
9/30/16	9.59	0.12		0.75	0.87	(0.12)	(0.29)	(0.41)	10.05	9.33%		46,706	0.79%		0.62%		1.25%
9/30/15[i]	10.80	(0.02)		(0.69)	(0.71)	-	(0.50)	(0.50)	9.59	(6.74%	)[b]	50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
12/31/13	10.35	0.11		2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
Class R4
9/30/18	$11.51	$0.15		$0.96	$1.11	$(0.39)	$(0.11)	$(0.50)	$12.12	9.86%		$16,469	0.66%		0.54%		1.26%
9/30/17	10.00	0.04		1.63	1.67	(0.16)	-	(0.16)	11.51	16.89%		15,136	0.68%		0.56%		0.37%
9/30/16	9.58	0.09		0.79	0.88	(0.17)	(0.29)	(0.46)	10.00	9.39%		6,786	0.69%		0.52%		0.98%
9/30/15[i]	10.78	0.05		(0.75)	(0.70)	-	(0.50)	(0.50)	9.58	(6.66%	)[b]	2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
9/30/18	$11.47	$0.12		$0.96	$1.08	$(0.36)	$(0.11)	$(0.47)	$12.08	9.63%		$8,381	0.91%		0.79%		1.04%
9/30/17	9.97	0.02		1.61	1.63	(0.13)	-	(0.13)	11.47	16.53%		7,927	0.93%		0.81%		0.19%
9/30/16	9.57	0.04		0.80	0.84	(0.15)	(0.29)	(0.44)	9.97	9.06%		4,573	0.94%		0.77%		0.44%
9/30/15[i]	10.78	0.03		(0.74)	(0.71)	-	(0.50)	(0.50)	9.57	(6.75%	)[b]	1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	64%	39%	70%	26%	32%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART by JPMorgan In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.55	$0.32	$0.05	$0.37	$(0.23)	$(0.23)	$11.69	3.22%	$2,436	0.30%	0.07%	2.77%
9/30/17	11.13	0.22	0.47	0.69	(0.27)	(0.27)	11.55	6.43%	2,603	0.26%	0.08%	1.95%
9/30/16	10.40	0.17	0.56	0.73	-	-	11.13	7.02%	2,467	0.27%	0.06%	1.53%
9/30/15[i]	11.02	0.01	(0.30)	(0.29)	(0.33)	(0.33)	10.40	(2.68%)[b]	598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48	(0.21)	0.27	(0.28)	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
9/30/18	$11.56	$0.31	$0.04	$0.35	$(0.22)	$(0.22)	$11.69	3.02%	$1,270	0.39%	0.17%	2.66%
9/30/17	11.14	0.17	0.51	0.68	(0.26)	(0.26)	11.56	6.32%	4,574	0.37%	0.18%	1.49%
9/30/16	10.42	0.08	0.64	0.72	-	-	11.14	6.91%	3,494	0.37%	0.16%	0.77%
9/30/15[i]	11.00	0.01	(0.30)	(0.29)	(0.29)	(0.29)	10.42	(2.68%)[b]	757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57	(0.32)	0.25	(0.28)	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
9/30/18	$11.57	$0.28	$0.06	$0.34	$(0.20)	$(0.20)	$11.71	3.00%	$12,630	0.50%	0.27%	2.40%
9/30/17	11.15	0.19	0.48	0.67	(0.25)	(0.25)	11.57	6.20%	14,194	0.47%	0.28%	1.67%
9/30/16	10.44	0.27	0.44	0.71	-	-	11.15	6.80%	15,440	0.47%	0.26%	2.51%
9/30/15[i]	11.01	0.00 [d]	(0.29)	(0.29)	(0.28)	(0.28)	10.44	(2.70%)[b]	19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20	0.20	0.40	(0.27)	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
Administrative Class
9/30/18	$11.56	$0.27	$0.07	$0.34	$(0.19)	$(0.19)	$11.71	2.97%	$22,101	0.60%	0.37%	2.35%
9/30/17	11.14	0.18	0.48	0.66	(0.24)	(0.24)	11.56	6.08%	23,318	0.57%	0.38%	1.58%
9/30/16	10.44	0.22	0.48	0.70	-	-	11.14	6.70%	28,573	0.57%	0.36%	2.07%
9/30/15[i]	11.02	(0.01)	(0.30)	(0.31)	(0.27)	(0.27)	10.44	(2.86%)[b]	30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
Class A
9/30/18	$11.47	$0.26	$0.04	$0.30	$(0.16)	$(0.16)	$11.61	2.67%	$20,199	0.84%	0.62%	2.29%
9/30/17	11.05	0.14	0.49	0.63	(0.21)	(0.21)	11.47	5.88%	20,529	0.82%	0.63%	1.27%
9/30/16	10.39	0.19	0.47	0.66	-	-	11.05	6.35%	20,906	0.82%	0.61%	1.74%
9/30/15[i]	10.95	(0.03)	(0.29)	(0.32)	(0.24)	(0.24)	10.39	(2.96%)[b]	20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
Class R4
9/30/18	$11.39	$0.25	$0.06	$0.31	$(0.17)	$(0.17)	$11.53	2.75%	$4,368	0.75%	0.52%	2.22%
9/30/17	10.98	0.18	0.46	0.64	(0.23)	(0.23)	11.39	5.99%	4,906	0.71%	0.53%	1.68%
9/30/16	10.31	0.20	0.47	0.67	-	-	10.98	6.50%	6,233	0.72%	0.51%	1.91%
9/30/15[i]	10.90	(0.02)	(0.29)	(0.31)	(0.28)	(0.28)	10.31	(2.88%)[b]	4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
9/30/18	$11.30	$0.22	$0.06	$0.28	$(0.15)	$(0.15)	$11.43	2.45%	$13,161	1.00%	0.77%	1.92%
9/30/17	10.90	0.13	0.48	0.61	(0.21)	(0.21)	11.30	5.73%	13,260	0.97%	0.78%	1.15%
9/30/16	10.26	0.16	0.48	0.64	-	-	10.90	6.24%	13,673	0.97%	0.76%	1.50%
9/30/15[i]	10.86	(0.04)	(0.29)	(0.33)	(0.27)	(0.27)	10.26	(3.07%)[b]	8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	80%	47%	75%	37%	44%	41%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART by JPMorgan 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$12.27	$0.33	$0.17	$0.50	$(0.26)	$(0.26)	$12.51	4.10%	$1,124	0.40%	0.05%	2.70%
9/30/17	11.76	0.17	0.70	0.87	(0.36)	(0.36)	12.27	7.71%	900	0.32%	0.06%	1.45%
9/30/16	10.94	0.25	0.57	0.82	-	-	11.76	7.50%	564	0.28%	0.04%	2.24%
9/30/15[i]	11.74	0.01	(0.36)	(0.35)	(0.45)	(0.45)	10.94	(3.03%)[b]	607	0.23%[a]	0.04%[a]	0.07%[a]
12/31/14[h]	11.80	0.53	(0.23)	0.30	(0.36)	(0.36)	11.74	2.49%[b]	11,342	0.16%[a]	0.04%[a]	5.96%[a]
Class R5
9/30/18	$12.36	$0.36	$0.12	$0.48	$(0.25)	$(0.25)	$12.59	3.92%	$1,543	0.49%	0.15%	2.90%
9/30/17	11.84	0.15	0.72	0.87	(0.35)	(0.35)	12.36	7.61%	3,212	0.42%	0.16%	1.29%
9/30/16	11.02	0.21	0.61	0.82	-	-	11.84	7.44%	1,844	0.38%	0.14%	1.86%
9/30/15[i]	11.73	0.02	(0.38)	(0.36)	(0.35)	(0.35)	11.02	(3.15%)[b]	1,836	0.33%[a]	0.14%[a]	0.20%[a]
12/31/14[h]	11.80	1.82	(1.53)	0.29	(0.36)	(0.36)	11.73	2.40%[b]	1,553	0.26%[a]	0.14%[a]	20.54%[a]
Service Class
9/30/18	$12.39	$0.30	$0.17	$0.47	$(0.23)	$(0.23)	$12.63	3.80%	$10,504	0.60%	0.25%	2.41%
9/30/17	11.86	0.21	0.66	0.87	(0.34)	(0.34)	12.39	7.56%	16,178	0.52%	0.25%	1.81%
9/30/16	11.06	0.27	0.53	0.80	-	-	11.86	7.23%	24,677	0.48%	0.24%	2.35%
9/30/15[i]	11.75	0.01	(0.37)	(0.36)	(0.33)	(0.33)	11.06	(3.13%)[b]	28,488	0.43%[a]	0.24%[a]	0.06%[a]
12/31/14	11.63	0.15	0.30	0.45	(0.33)	(0.33)	11.75	3.84%	31,431	0.33%	0.24%	1.28%
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
Administrative Class
9/30/18	$12.34	$0.34	$0.12	$0.46	$(0.21)	$(0.21)	$12.59	3.79%	$7,542	0.69%	0.35%	2.69%
9/30/17	11.82	0.18	0.67	0.85	(0.33)	(0.33)	12.34	7.41%	12,523	0.62%	0.36%	1.49%
9/30/16	11.03	0.26	0.53	0.79	-	-	11.82	7.16%	13,491	0.58%	0.34%	2.28%
9/30/15[i]	11.73	(0.00)[d]	(0.38)	(0.38)	(0.32)	(0.32)	11.03	(3.25%)[b]	18,408	0.53%[a]	0.34%[a]	(0.05%)[a]
12/31/14	11.64	0.28	0.16	0.44	(0.35)	(0.35)	11.73	3.71%	23,920	0.44%	0.34%	2.37%
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
Class A
9/30/18	$12.24	$0.25	$0.18	$0.43	$(0.18)	$(0.18)	$12.49	3.53%	$12,814	0.95%	0.60%	2.06%
9/30/17	11.72	0.16	0.65	0.81	(0.29)	(0.29)	12.24	7.16%	15,853	0.87%	0.60%	1.36%
9/30/16	10.97	0.21	0.54	0.75	-	-	11.72	6.84%	21,177	0.83%	0.59%	1.85%
9/30/15[i]	11.66	(0.03)	(0.36)	(0.39)	(0.30)	(0.30)	10.97	(3.42%)[b]	24,300	0.78%[a]	0.59%[a]	(0.28%)[a]
12/31/14	11.55	0.18	0.22	0.40	(0.29)	(0.29)	11.66	3.43%	21,871	0.71%	0.62%	1.54%
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
Class R4
9/30/18	$12.16	$0.25	$0.18	$0.43	$(0.20)	$(0.20)	$12.39	3.59%	$5,934	0.85%	0.50%	2.03%
9/30/17	11.65	0.14	0.68	0.82	(0.31)	(0.31)	12.16	7.27%	6,721	0.77%	0.51%	1.20%
9/30/16	10.89	0.24	0.52	0.76	-	-	11.65	6.98%	5,423	0.73%	0.49%	2.13%
9/30/15[i]	11.60	(0.01)	(0.37)	(0.38)	(0.33)	(0.33)	10.89	(3.34%)[b]	2,708	0.68%[a]	0.49%[a]	(0.15%)[a]
12/31/14[h]	11.70	0.30	(0.04)	0.26	(0.36)	(0.36)	11.60	2.17%[b]	1,925	0.61%[a]	0.49%[a]	3.38%[a]
Class R3
9/30/18	$12.01	$0.22	$0.18	$0.40	$(0.17)	$(0.17)	$12.24	3.39%	$10,129	1.10%	0.75%	1.81%
9/30/17	11.52	0.13	0.64	0.77	(0.28)	(0.28)	12.01	6.92%	10,323	1.02%	0.76%	1.09%
9/30/16	10.79	0.18	0.55	0.73	-	-	11.52	6.77%	10,105	0.98%	0.74%	1.66%
9/30/15[i]	11.50	(0.04)	(0.36)	(0.40)	(0.31)	(0.31)	10.79	(3.50%)[b]	8,999	0.93%[a]	0.74%[a]	(0.42%)[a]
12/31/14	11.47	0.33	0.04	0.37	(0.34)	(0.34)	11.50	3.20%	8,023	0.87%	0.75%	2.83%
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	59%	46%	74%	39%	53%	47%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART by JPMorgan 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$12.17	$0.28	$0.28	$0.56	$(0.43)	$(0.14)	$(0.57)	$12.16	4.67%		$4,239	0.30%		0.07%		2.32%
9/30/17	11.47	0.20	0.75	0.95	(0.25)	-	(0.25)	12.17	8.51%		3,422	0.25%		0.08%		1.75%
9/30/16	10.94	0.23	0.61	0.84	(0.26)	(0.05)	(0.31)	11.47	7.83%		5,763	0.23%		0.06%		2.05%
9/30/15[i]	11.50	0.01	(0.39)	(0.38)	-	(0.18)	(0.18)	10.94	(3.31%	)[b]	3,874	0.29%	[a]	0.06%	[a]	0.16%	[a]
12/31/14[h]	11.81	0.54	(0.24)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	6,116	0.32%	[a]	0.06%	[a]	6.05%	[a]
Class R5
9/30/18	$12.17	$0.44	$0.09	$0.53	$(0.41)	$(0.14)	$(0.55)	$12.15	4.48%		$102	0.40%		0.18%		3.64%
9/30/17	11.46	0.18	0.77	0.95	(0.24)	-	(0.24)	12.17	8.46%		662	0.35%		0.18%		1.57%
9/30/16	10.93	0.31	0.52	0.83	(0.25)	(0.05)	(0.30)	11.46	7.72%		660	0.33%		0.16%		2.84%
9/30/15[i]	11.50	0.01	(0.40)	(0.39)	-	(0.18)	(0.18)	10.93	(3.39%	)[b]	1,583	0.39%	[a]	0.16%	[a]	0.17%	[a]
12/31/14[h]	11.81	1.24	(0.94)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	1,179	0.42%	[a]	0.16%	[a]	13.89%	[a]
Service Class
9/30/18	$12.17	$0.27	$0.26	$0.53	$(0.40)	$(0.14)	$(0.54)	$12.16	4.45%		$4,664	0.50%		0.27%		2.27%
9/30/17	11.46	0.21	0.72	0.93	(0.22)	-	(0.22)	12.17	8.33%		5,932	0.45%		0.28%		1.82%
9/30/16	10.93	0.25	0.57	0.82	(0.24)	(0.05)	(0.29)	11.46	7.64%		11,145	0.43%		0.26%		2.24%
9/30/15[i]	11.52	0.01	(0.42)	(0.41)	-	(0.18)	(0.18)	10.93	(3.56%	)[b]	9,799	0.49%	[a]	0.26%	[a]	0.07%	[a]
12/31/14	11.64	0.18	0.28	0.46	(0.29)	(0.29)	(0.58)	11.52	3.92%		8,470	0.52%		0.25%		1.52%
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
Administrative Class
9/30/18	$12.12	$0.26	$0.26	$0.52	$(0.39)	$(0.14)	$(0.53)	$12.11	4.34%		$12,586	0.60%		0.37%		2.15%
9/30/17	11.42	0.15	0.77	0.92	(0.22)	-	(0.22)	12.12	8.23%		14,256	0.55%		0.38%		1.33%
9/30/16	10.90	0.22	0.58	0.80	(0.23)	(0.05)	(0.28)	11.42	7.51%		14,837	0.53%		0.36%		1.96%
9/30/15[i]	11.49	(0.01)	(0.40)	(0.41)	-	(0.18)	(0.18)	10.90	(3.57%	)[b]	10,451	0.59%	[a]	0.36%	[a]	(0.06%	)[a]
12/31/14	11.64	0.43	0.01	0.44	(0.30)	(0.29)	(0.59)	11.49	3.73%		11,084	0.62%		0.36%		3.56%
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
Class A
9/30/18	$12.03	$0.24	$0.23	$0.47	$(0.35)	$(0.14)	$(0.49)	$12.01	3.98%		$11,593	0.85%		0.62%		1.97%
9/30/17	11.33	0.16	0.73	0.89	(0.19)	-	(0.19)	12.03	8.05%		12,871	0.80%		0.63%		1.39%
9/30/16	10.80	0.20	0.57	0.77	(0.19)	(0.05)	(0.24)	11.33	7.22%		17,424	0.78%		0.61%		1.86%
9/30/15[i]	11.41	(0.02)	(0.41)	(0.43)	-	(0.18)	(0.18)	10.80	(3.77%	)[b]	18,792	0.84%	[a]	0.61%	[a]	(0.28%	)[a]
12/31/14	11.56	0.21	0.20	0.41	(0.27)	(0.29)	(0.56)	11.41	3.45%		10,113	0.89%		0.61%		1.82%
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
Class R4
9/30/18	$11.98	$0.24	$0.26	$0.50	$(0.37)	$(0.14)	$(0.51)	$11.97	4.22%		$17,606	0.75%		0.52%		1.98%
9/30/17	11.29	0.14	0.75	0.89	(0.20)	-	(0.20)	11.98	8.06%		18,946	0.70%		0.53%		1.24%
9/30/16	10.79	0.21	0.57	0.78	(0.23)	(0.05)	(0.28)	11.29	7.34%		23,450	0.68%		0.51%		1.94%
9/30/15[i]	11.39	(0.01)	(0.41)	(0.42)	-	(0.18)	(0.18)	10.79	(3.69%	)[b]	14,210	0.74%	[a]	0.51%	[a]	(0.17%	)[a]
12/31/14[h]	11.71	0.30	(0.04)	0.26	(0.29)	(0.29)	(0.58)	11.39	2.17%	[b]	11,207	0.77%	[a]	0.51%	[a]	3.41%	[a]
Class R3
9/30/18	$11.96	$0.21	$0.24	$0.45	$(0.33)	$(0.14)	$(0.47)	$11.94	3.85%		$21,442	1.00%		0.77%		1.79%
9/30/17	11.26	0.12	0.75	0.87	(0.17)	-	(0.17)	11.96	7.86%		26,313	0.95%		0.78%		1.07%
9/30/16	10.77	0.15	0.60	0.75	(0.21)	(0.05)	(0.26)	11.26	7.07%		33,196	0.93%		0.76%		1.42%
9/30/15[i]	11.39	(0.03)	(0.41)	(0.44)	-	(0.18)	(0.18)	10.77	(3.87%	)[b]	21,211	0.99%	[a]	0.76%	[a]	(0.37%	)[a]
12/31/14[h]	11.71	0.28	(0.04)	0.24	(0.27)	(0.29)	(0.56)	11.39	2.03%	[b]	11,676	1.02%	[a]	0.76%	[a]	3.15%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	66%	42%	76%	44%	41%	67%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART by JPMorgan 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.01	$0.32	$0.42	$0.74	$(0.42)	$(0.01)	$-	$(0.43)	$13.32	5.77%	$19,424	0.06%	0.05%	2.41%
9/30/17	12.01	0.16	1.11	1.27	(0.24)	-	(0.03)	(0.27)	13.01	10.85%	20,595	0.06%	0.05%	1.30%
9/30/16	11.48	0.23	0.73	0.96	(0.26)	(0.17)	-	(0.43)	12.01	8.58%	11,261	0.05%	0.04%	2.02%
9/30/15[i]	12.34	0.01	(0.54)	(0.53)	(0.33)	-	-	(0.33)	11.48	(4.32%)[b]	8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	-	-	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
9/30/18	$12.99	$0.32	$0.41	$0.73	$(0.41)	$(0.01)	$-	$(0.42)	$13.30	5.69%	$13,848	0.16%	0.15%	2.48%
9/30/17	12.00	0.15	1.10	1.25	(0.23)	-	(0.03)	(0.26)	12.99	10.66%	26,146	0.16%	0.15%	1.22%
9/30/16	11.47	0.13	0.82	0.95	(0.25)	(0.17)	-	(0.42)	12.00	8.49%	18,944	0.15%	0.14%	1.15%
9/30/15[i]	12.33	0.03	(0.56)	(0.53)	(0.33)	-	-	(0.33)	11.47	(4.35%)[b]	7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	-	-	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
9/30/18	$13.03	$0.28	$0.43	$0.71	$(0.39)	$(0.01)	$-	$(0.40)	$13.34	5.50%	$83,925	0.26%	0.25%	2.14%
9/30/17	12.02	0.18	1.08	1.26	(0.22)	-	(0.03)	(0.25)	13.03	10.66%	117,952	0.26%	0.25%	1.44%
9/30/16	11.49	0.25	0.68	0.93	(0.23)	(0.17)	-	(0.40)	12.02	8.33%	156,529	0.25%	0.24%	2.19%
9/30/15[i]	12.34	0.01	(0.56)	(0.55)	(0.30)	-	-	(0.30)	11.49	(4.48%)[b]	168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	-	-	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%
12/31/13	10.55	0.21	1.62	1.83	(0.22)	-	-	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
Administrative Class
9/30/18	$12.99	$0.29	$0.40	$0.69	$(0.37)	$(0.01)	$-	$(0.38)	$13.30	5.43%	$86,230	0.36%	0.35%	2.24%
9/30/17	11.99	0.16	1.07	1.23	(0.20)	-	(0.03)	(0.23)	12.99	10.50%	103,799	0.36%	0.35%	1.28%
9/30/16	11.47	0.22	0.69	0.91	(0.22)	(0.17)	-	(0.39)	11.99	8.15%	122,809	0.35%	0.34%	1.95%
9/30/15[i]	12.32	0.00 [d]	(0.55)	(0.55)	(0.30)	-	-	(0.30)	11.47	(4.51%)[b]	131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	-	-	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
12/31/13	10.55	0.22	1.60	1.82	(0.20)	-	-	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
Class A
9/30/18	$12.91	$0.23	$0.43	$0.66	$(0.34)	$(0.01)	$-	$(0.35)	$13.22	5.15%	$76,268	0.61%	0.60%	1.72%
9/30/17	11.91	0.14	1.06	1.20	(0.18)	-	(0.02)	(0.20)	12.91	10.27%	67,000	0.61%	0.60%	1.17%
9/30/16	11.39	0.20	0.68	0.88	(0.19)	(0.17)	-	(0.36)	11.91	7.90%	88,095	0.60%	0.59%	1.72%
9/30/15[i]	12.22	(0.02)	(0.54)	(0.56)	(0.27)	-	-	(0.27)	11.39	(4.64%)[b]	95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	-	-	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
12/31/13	10.45	0.13	1.64	1.77	(0.17)	-	-	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
Class R4
9/30/18	$12.76	$0.24	$0.41	$0.65	$(0.36)	$(0.01)	$-	$(0.37)	$13.04	5.18%	$57,866	0.51%	0.50%	1.90%
9/30/17	11.78	0.13	1.07	1.20	(0.20)	-	(0.02)	(0.22)	12.76	10.41%	60,476	0.51%	0.50%	1.07%
9/30/16	11.30	0.19	0.68	0.87	(0.22)	(0.17)	-	(0.39)	11.78	7.96%	58,346	0.50%	0.49%	1.65%
9/30/15[i]	12.16	(0.01)	(0.53)	(0.54)	(0.32)	-	-	(0.32)	11.30	(4.53%)[b]	28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	-	-	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
9/30/18	$12.56	$0.22	$0.40	$0.62	$(0.33)	$(0.01)	$-	$(0.34)	$12.84	4.98%	$77,690	0.76%	0.75%	1.71%
9/30/17	11.61	0.10	1.04	1.14	(0.17)	-	(0.02)	(0.19)	12.56	10.01%	84,681	0.76%	0.75%	0.84%
9/30/16	11.12	0.15	0.70	0.85	(0.19)	(0.17)	-	(0.36)	11.61	7.87%	88,411	0.75%	0.74%	1.33%
9/30/15[i]	11.99	(0.03)	(0.54)	(0.57)	(0.30)	-	-	(0.30)	11.12	(4.75%)[b]	61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	-	-	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%
12/31/13	10.32	0.09	1.62	1.71	(0.13)	-	-	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	62%	33%	69%	31%	33%	45%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART by JPMorgan 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.29	$0.30	$0.63	$0.93	$(0.49)	$(0.24)	$(0.73)	$13.49	7.15%		$21,942	0.09%		0.03%		2.28%
9/30/17	12.07	0.15	1.39	1.54	(0.26)	(0.06)	(0.32)	13.29	13.03%		23,079	0.10%		0.04%		1.22%
9/30/16	11.37	0.22	0.80	1.02	(0.24)	(0.08)	(0.32)	12.07	9.13%		14,968	0.12%		0.01%		1.88%
9/30/15[i]	12.18	0.02	(0.61)	(0.59)	-	(0.22)	(0.22)	11.37	(4.86%	)[b]	7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
9/30/18	$13.29	$0.23	$0.70	$0.93	$(0.47)	$(0.24)	$(0.71)	$13.51	7.16%		$44	0.19%		0.12%		1.72%
9/30/17	12.05	0.21	1.32	1.53	(0.23)	(0.06)	(0.29)	13.29	12.97%		355	0.20%		0.14%		1.66%
9/30/16	11.35	0.38	0.63	1.01	(0.23)	(0.08)	(0.31)	12.05	9.03%		638	0.22%		0.11%		3.36%
9/30/15[i]	12.17	0.03	(0.63)	(0.60)	-	(0.22)	(0.22)	11.35	(4.95%	)[b]	4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
9/30/18	$13.29	$0.27	$0.63	$0.90	$(0.46)	$(0.24)	$(0.70)	$13.49	6.94%		$19,582	0.29%		0.23%		2.00%
9/30/17	12.06	0.16	1.36	1.52	(0.23)	(0.06)	(0.29)	13.29	12.86%		21,854	0.30%		0.24%		1.31%
9/30/16	11.36	0.22	0.78	1.00	(0.22)	(0.08)	(0.30)	12.06	8.94%		28,337	0.32%		0.21%		1.91%
9/30/15[i]	12.19	0.03	(0.64)	(0.61)	-	(0.22)	(0.22)	11.36	(5.03%	)[b]	20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
Administrative Class
9/30/18	$13.25	$0.26	$0.62	$0.88	$(0.45)	$(0.24)	$(0.69)	$13.44	6.79%		$47,433	0.39%		0.33%		1.94%
9/30/17	12.03	0.15	1.35	1.50	(0.22)	(0.06)	(0.28)	13.25	12.78%		46,256	0.40%		0.34%		1.17%
9/30/16	11.33	0.21	0.78	0.99	(0.21)	(0.08)	(0.29)	12.03	8.85%		41,735	0.42%		0.31%		1.85%
9/30/15[i]	12.17	0.01	(0.63)	(0.62)	-	(0.22)	(0.22)	11.33	(5.12%	)[b]	29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
Class A
9/30/18	$13.13	$0.20	$0.63	$0.83	$(0.40)	$(0.24)	$(0.64)	$13.32	6.50%		$40,219	0.64%		0.58%		1.54%
9/30/17	11.92	0.14	1.32	1.46	(0.19)	(0.06)	(0.25)	13.13	12.53%		33,364	0.65%		0.59%		1.11%
9/30/16	11.23	0.18	0.76	0.94	(0.17)	(0.08)	(0.25)	11.92	8.50%		37,413	0.67%		0.56%		1.59%
9/30/15[i]	12.08	(0.01)	(0.62)	(0.63)	-	(0.22)	(0.22)	11.23	(5.24%	)[b]	33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
Class R4
9/30/18	$13.09	$0.22	$0.63	$0.85	$(0.43)	$(0.24)	$(0.67)	$13.27	6.66%		$66,329	0.54%		0.48%		1.70%
9/30/17	11.89	0.12	1.35	1.47	(0.21)	(0.06)	(0.27)	13.09	12.59%		60,658	0.55%		0.49%		0.99%
9/30/16	11.22	0.20	0.76	0.96	(0.21)	(0.08)	(0.29)	11.89	8.69%		49,731	0.57%		0.46%		1.76%
9/30/15[i]	12.07	(0.00)[d]	(0.63)	(0.63)	-	(0.22)	(0.22)	11.22	(5.24%	)[b]	21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
9/30/18	$13.04	$0.20	$0.63	$0.83	$(0.40)	$(0.24)	$(0.64)	$13.23	6.47%		$87,865	0.79%		0.73%		1.52%
9/30/17	11.85	0.09	1.34	1.43	(0.18)	(0.06)	(0.24)	13.04	12.32%		88,305	0.80%		0.74%		0.76%
9/30/16	11.20	0.14	0.78	0.92	(0.19)	(0.08)	(0.27)	11.85	8.30%		75,449	0.82%		0.71%		1.25%
9/30/15[i]	12.06	(0.01)	(0.63)	(0.64)	-	(0.22)	(0.22)	11.20	(5.33%	)[b]	41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	67%	42%	69%	34%	35%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART by JPMorgan 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.38	$0.29	$0.78	$1.07	$(0.49)	$(0.05)	$(0.54)	$13.91	8.11%	$20,448	0.05%	0.04%	2.09%
9/30/17	11.93	0.15	1.56	1.71	(0.26)	-	(0.26)	13.38	14.60%	17,732	0.05%	0.05%[k]	1.23%
9/30/16	11.44	0.22	0.81	1.03	(0.24)	(0.30)	(0.54)	11.93	9.37%	9,404	0.05%	0.04%	1.93%
9/30/15[i]	12.51	0.01	(0.66)	(0.65)	-	(0.42)	(0.42)	11.44	(5.28%)[b]	6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)	0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
9/30/18	$13.35	$0.31	$0.74	$1.05	$(0.48)	$(0.05)	$(0.53)	$13.87	7.96%	$11,359	0.15%	0.14%	2.26%
9/30/17	11.91	0.14	1.55	1.69	(0.25)	-	(0.25)	13.35	14.44%	35,101	0.15%	0.15%[k]	1.11%
9/30/16	11.42	0.10	0.92	1.02	(0.23)	(0.30)	(0.53)	11.91	9.29%	23,121	0.15%	0.14%	0.93%
9/30/15[i]	12.50	0.04	(0.70)	(0.66)	-	(0.42)	(0.42)	11.42	(5.36%)[b]	7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)	0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
9/30/18	$13.37	$0.25	$0.79	$1.04	$(0.46)	$(0.05)	$(0.51)	$13.90	7.88%	$115,828	0.25%	0.24%	1.87%
9/30/17	11.92	0.16	1.52	1.68	(0.23)	-	(0.23)	13.37	14.36%	144,766	0.25%	0.25%[k]	1.28%
9/30/16	11.43	0.25	0.76	1.01	(0.22)	(0.30)	(0.52)	11.92	9.14%	159,589	0.25%	0.24%	2.18%
9/30/15[i]	12.52	0.02	(0.69)	(0.67)	-	(0.42)	(0.42)	11.43	(5.44%)[b]	173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25	0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%
12/31/13	10.61	0.19	2.11	2.30	(0.27)	-	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
Administrative Class
9/30/18	$13.35	$0.24	$0.78	$1.02	$(0.44)	$(0.05)	$(0.49)	$13.88	7.78%	$104,308	0.35%	0.34%	1.79%
9/30/17	11.91	0.14	1.52	1.66	(0.22)	-	(0.22)	13.35	14.17%	103,870	0.35%	0.35%[k]	1.15%
9/30/16	11.41	0.22	0.79	1.01	(0.21)	(0.30)	(0.51)	11.91	9.13%	120,154	0.35%	0.34%	1.90%
9/30/15[i]	12.51	0.01	(0.69)	(0.68)	-	(0.42)	(0.42)	11.41	(5.52%)[b]	126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15	0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
12/31/13	10.60	0.20	2.09	2.29	(0.25)	-	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
Class A
9/30/18	$13.25	$0.20	$0.78	$0.98	$(0.40)	$(0.05)	$(0.45)	$13.78	7.52%	$75,440	0.60%	0.59%	1.44%
9/30/17	11.82	0.12	1.50	1.62	(0.19)	-	(0.19)	13.25	13.92%	68,917	0.60%	0.60%[k]	1.01%
9/30/16	11.33	0.18	0.79	0.97	(0.18)	(0.30)	(0.48)	11.82	8.80%	82,599	0.60%	0.59%	1.60%
9/30/15[i]	12.45	(0.01)	(0.69)	(0.70)	-	(0.42)	(0.42)	11.33	(5.71%)[b]	83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24	0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
12/31/13	10.51	0.12	2.10	2.22	(0.16)	-	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
Class R4
9/30/18	$13.18	$0.21	$0.78	$0.99	$(0.43)	$(0.05)	$(0.48)	$13.69	7.62%	$68,964	0.50%	0.49%	1.57%
9/30/17	11.76	0.12	1.51	1.63	(0.21)	-	(0.21)	13.18	14.09%	64,718	0.50%	0.50%[k]	0.94%
9/30/16	11.30	0.17	0.80	0.97	(0.21)	(0.30)	(0.51)	11.76	8.90%	54,855	0.50%	0.49%	1.55%
9/30/15[i]	12.41	0.00 [d]	(0.69)	(0.69)	-	(0.42)	(0.42)	11.30	(5.65%)[b]	22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)	0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
9/30/18	$13.00	$0.18	$0.77	$0.95	$(0.40)	$(0.05)	$(0.45)	$13.50	7.38%	$118,905	0.75%	0.74%	1.35%
9/30/17	11.61	0.09	1.48	1.57	(0.18)	-	(0.18)	13.00	13.75%	111,137	0.75%	0.75%[k]	0.72%
9/30/16	11.16	0.14	0.79	0.93	(0.18)	(0.30)	(0.48)	11.61	8.59%	101,258	0.75%	0.74%	1.29%
9/30/15[i]	12.28	(0.02)	(0.68)	(0.70)	-	(0.42)	(0.42)	11.16	(5.79%)[b]	68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02	0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%
12/31/13	10.39	0.09	2.08	2.17	(0.11)	-	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	63%	35%	69%	34%	31%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART by JPMorgan 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.77	$0.25	$0.93	$1.18	$(0.51)	$(0.26)	$(0.77)	$14.18	8.81%		$21,586	0.11%		0.07%		1.83%
9/30/17	12.26	0.15	1.69	1.84	(0.24)	(0.09)	(0.33)	13.77	15.44%		15,744	0.13%		0.09%		1.16%
9/30/16	11.49	0.20	0.89	1.09	(0.23)	(0.09)	(0.32)	12.26	9.62%		9,851	0.16%		0.05%		1.68%
9/30/15[i]	12.44	0.01	(0.70)	(0.69)	-	(0.26)	(0.26)	11.49	(5.58%	)[b]	4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
9/30/18	$13.75	$0.43	$0.73	$1.16	$(0.49)	$(0.26)	$(0.75)	$14.16	8.68%		$132	0.21%		0.18%		3.09%
9/30/17	12.24	0.19	1.63	1.82	(0.22)	(0.09)	(0.31)	13.75	15.31%		1,045	0.23%		0.18%		1.53%
9/30/16	11.48	0.30	0.77	1.07	(0.22)	(0.09)	(0.31)	12.24	9.43%		1,928	0.26%		0.15%		2.57%
9/30/15[i]	12.44	0.03	(0.73)	(0.70)	-	(0.26)	(0.26)	11.48	(5.65%	)[b]	3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
9/30/18	$13.88	$0.25	$0.91	$1.16	$(0.48)	$(0.26)	$(0.74)	$14.30	8.59%		$12,908	0.31%		0.27%		1.78%
9/30/17	12.36	0.15	1.68	1.83	(0.22)	(0.09)	(0.31)	13.88	15.15%		17,717	0.33%		0.29%		1.14%
9/30/16	11.59	0.21	0.86	1.07	(0.21)	(0.09)	(0.30)	12.36	9.35%		18,361	0.36%		0.25%		1.75%
9/30/15[i]	12.56	0.03	(0.74)	(0.71)	-	(0.26)	(0.26)	11.59	(5.68%	)[b]	13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33	0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
Administrative Class
9/30/18	$13.83	$0.23	$0.92	$1.15	$(0.47)	$(0.26)	$(0.73)	$14.25	8.53%		$33,416	0.41%		0.37%		1.63%
9/30/17	12.32	0.12	1.69	1.81	(0.21)	(0.09)	(0.30)	13.83	15.04%		30,323	0.43%		0.39%		0.97%
9/30/16	11.55	0.19	0.86	1.05	(0.19)	(0.09)	(0.28)	12.32	9.25%		27,200	0.46%		0.35%		1.64%
9/30/15[i]	12.53	0.01	(0.73)	(0.72)	-	(0.26)	(0.26)	11.55	(5.78%	)[b]	19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06	0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
Class A
9/30/18	$13.70	$0.17	$0.93	$1.10	$(0.42)	$(0.26)	$(0.68)	$14.12	8.23%		$33,548	0.66%		0.62%		1.25%
9/30/17	12.21	0.11	1.65	1.76	(0.18)	(0.09)	(0.27)	13.70	14.73%		26,817	0.68%		0.64%		0.88%
9/30/16	11.45	0.16	0.85	1.01	(0.16)	(0.09)	(0.25)	12.21	8.95%		31,291	0.71%		0.60%		1.41%
9/30/15[i]	12.45	(0.01)	(0.73)	(0.74)	-	(0.26)	(0.26)	11.45	(5.97%	)[b]	25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20	0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
Class R4
9/30/18	$13.67	$0.19	$0.91	$1.10	$(0.45)	$(0.26)	$(0.71)	$14.06	8.28%		$56,342	0.56%		0.52%		1.40%
9/30/17	12.18	0.10	1.67	1.77	(0.19)	(0.09)	(0.28)	13.67	14.92%		48,392	0.58%		0.54%		0.80%
9/30/16	11.45	0.19	0.83	1.02	(0.20)	(0.09)	(0.29)	12.18	9.04%		37,564	0.61%		0.50%		1.66%
9/30/15[i]	12.44	0.00 [d]	(0.73)	(0.73)	-	(0.26)	(0.26)	11.45	(5.90%	)[b]	14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)	0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
9/30/18	$13.62	$0.17	$0.90	$1.07	$(0.41)	$(0.26)	$(0.67)	$14.02	8.08%		$69,914	0.81%		0.77%		1.26%
9/30/17	12.15	0.07	1.66	1.73	(0.17)	(0.09)	(0.26)	13.62	14.55%		64,790	0.83%		0.79%		0.58%
9/30/16	11.41	0.13	0.87	1.00	(0.17)	(0.09)	(0.26)	12.15	8.85%		57,715	0.86%		0.75%		1.08%
9/30/15[i]	12.42	(0.02)	(0.73)	(0.75)	-	(0.26)	(0.26)	11.41	(6.07%	)[b]	30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)	0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	62%	41%	69%	35%	31%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART by JPMorgan 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.23	$0.27		$0.92	$1.19	$(0.49)	$(0.12)	$(0.61)	$13.81	9.19%	$12,676	0.08%	0.05%	2.00%
9/30/17	11.65	0.12		1.69	1.81	(0.23)	-	(0.23)	13.23	15.80%	10,771	0.08%	0.07%	0.99%
9/30/16	11.24	0.19		0.84	1.03	(0.23)	(0.39)	(0.62)	11.65	9.52%	4,137	0.08%	0.04%	1.72%
9/30/15[i]	12.41	0.00	[d]	(0.69)	(0.69)	-	(0.48)	(0.48)	11.24	(5.70%)[b]	2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)	0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
9/30/18	$13.22	$0.26		$0.92	$1.18	$(0.48)	$(0.12)	$(0.60)	$13.80	9.10%	$10,301	0.18%	0.15%	1.94%
9/30/17	11.65	0.10		1.69	1.79	(0.22)	-	(0.22)	13.22	15.61%	20,737	0.18%	0.17%	0.78%
9/30/16	11.23	0.08		0.95	1.03	(0.22)	(0.39)	(0.61)	11.65	9.53%	11,346	0.18%	0.14%	0.72%
9/30/15[i]	12.40	0.04		(0.73)	(0.69)	-	(0.48)	(0.48)	11.23	(5.71%)[b]	2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)	0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
9/30/18	$13.23	$0.23		$0.93	$1.16	$(0.46)	$(0.12)	$(0.58)	$13.81	8.95%	$68,297	0.28%	0.25%	1.71%
9/30/17	11.66	0.14		1.63	1.77	(0.20)	-	(0.20)	13.23	15.45%	81,099	0.28%	0.27%	1.16%
9/30/16	11.24	0.23		0.78	1.01	(0.20)	(0.39)	(0.59)	11.66	9.37%	90,564	0.28%	0.24%	2.06%
9/30/15[i]	12.42	0.02		(0.72)	(0.70)	-	(0.48)	(0.48)	11.24	(5.78%)[b]	101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28	0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%
12/31/13	10.66	0.17		2.28	2.45	(0.30)	-	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
Administrative Class
9/30/18	$13.19	$0.22		$0.92	$1.14	$(0.44)	$(0.12)	$(0.56)	$13.77	8.86%	$73,290	0.38%	0.35%	1.66%
9/30/17	11.62	0.12		1.64	1.76	(0.19)	-	(0.19)	13.19	15.39%	73,514	0.38%	0.37%	0.98%
9/30/16	11.21	0.19		0.80	0.99	(0.19)	(0.39)	(0.58)	11.62	9.21%	83,838	0.38%	0.34%	1.74%
9/30/15[i]	12.40	0.01		(0.72)	(0.71)	-	(0.48)	(0.48)	11.21	(5.87%)[b]	85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26		0.19	0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
12/31/13	10.65	0.20		2.24	2.44	(0.29)	-	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
Class A
9/30/18	$13.09	$0.18		$0.92	$1.10	$(0.41)	$(0.12)	$(0.53)	$13.66	8.54%	$44,233	0.63%	0.60%	1.34%
9/30/17	11.53	0.11		1.61	1.72	(0.16)	-	(0.16)	13.09	15.16%	41,159	0.63%	0.62%	0.88%
9/30/16	11.12	0.16		0.80	0.96	(0.16)	(0.39)	(0.55)	11.53	8.97%	50,466	0.63%	0.59%	1.44%
9/30/15[i]	12.33	(0.01)		(0.72)	(0.73)	-	(0.48)	(0.48)	11.12	(6.07%)[b]	48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15		0.26	0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
12/31/13	10.55	0.11		2.26	2.37	(0.20)	-	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
Class R4
9/30/18	$13.01	$0.19		$0.91	$1.10	$(0.43)	$(0.12)	$(0.55)	$13.56	8.63%	$46,980	0.53%	0.50%	1.40%
9/30/17	11.47	0.10		1.62	1.72	(0.18)	-	(0.18)	13.01	15.23%	41,195	0.53%	0.52%	0.79%
9/30/16	11.09	0.16		0.81	0.97	(0.20)	(0.39)	(0.59)	11.47	9.06%	36,572	0.53%	0.49%	1.45%
9/30/15[i]	12.28	0.00	[d]	(0.71)	(0.71)	-	(0.48)	(0.48)	11.09	(5.93%)[b]	16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29		(0.01)	0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
9/30/18	$12.82	$0.16		$0.90	$1.06	$(0.40)	$(0.12)	$(0.52)	$13.36	8.44%	$64,385	0.78%	0.75%	1.19%
9/30/17	11.31	0.06		1.61	1.67	(0.16)	-	(0.16)	12.82	14.95%	59,300	0.78%	0.77%	0.51%
9/30/16	10.94	0.11		0.82	0.93	(0.17)	(0.39)	(0.56)	11.31	8.80%	50,774	0.78%	0.74%	1.01%
9/30/15[i]	12.15	(0.02)		(0.71)	(0.73)	-	(0.48)	(0.48)	10.94	(6.16%)[b]	26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33		0.05	0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%
12/31/13	10.44	0.09		2.21	2.30	(0.14)	-	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	59%	37%	70%	35%	30%	45%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART by JPMorgan 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.88	$0.21	$1.06	$1.27	$(0.51)	$(0.23)	$(0.74)	$14.41	9.38%		$9,650	0.18%		0.03%		1.51%
9/30/17	12.32	0.13	1.80	1.93	(0.23)	(0.14)	(0.37)	13.88	16.07%		6,210	0.21%		0.06%		0.98%
9/30/16	11.53	0.18	0.93	1.11	(0.22)	(0.10)	(0.32)	12.32	9.79%		3,428	0.27%		0.02%		1.50%
9/30/15[i]	12.55	0.01	(0.73)	(0.72)	-	(0.30)	(0.30)	11.53	(5.85%	)[b]	1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
9/30/18	$13.88	$0.33	$0.92	$1.25	$(0.49)	$(0.23)	$(0.72)	$14.41	9.24%		$147	0.28%		0.14%		2.33%
9/30/17	12.31	0.17	1.74	1.91	(0.20)	(0.14)	(0.34)	13.88	15.92%		219	0.31%		0.15%		1.34%
9/30/16	11.52	0.34	0.76	1.10	(0.21)	(0.10)	(0.31)	12.31	9.68%		355	0.37%		0.12%		2.93%
9/30/15[i]	12.55	0.03	(0.76)	(0.73)	-	(0.30)	(0.30)	11.52	(5.93%	)[b]	1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
9/30/18	$13.86	$0.23	$1.01	$1.24	$(0.48)	$(0.23)	$(0.71)	$14.39	9.19%		$9,964	0.38%		0.24%		1.66%
9/30/17	12.31	0.14	1.75	1.89	(0.20)	(0.14)	(0.34)	13.86	15.77%		10,572	0.41%		0.25%		1.08%
9/30/16	11.52	0.22	0.87	1.09	(0.20)	(0.10)	(0.30)	12.31	9.60%		10,622	0.47%		0.22%		1.84%
9/30/15[i]	12.56	0.02	(0.76)	(0.74)	-	(0.30)	(0.30)	11.52	(6.00%	)[b]	8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32	0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
Administrative Class
9/30/18	$13.82	$0.22	$1.01	$1.23	$(0.47)	$(0.23)	$(0.70)	$14.35	9.12%		$18,549	0.48%		0.34%		1.54%
9/30/17	12.28	0.11	1.76	1.87	(0.19)	(0.14)	(0.33)	13.82	15.64%		16,509	0.51%		0.36%		0.86%
9/30/16	11.50	0.17	0.90	1.07	(0.19)	(0.10)	(0.29)	12.28	9.42%		12,831	0.57%		0.32%		1.47%
9/30/15[i]	12.54	0.01	(0.75)	(0.74)	-	(0.30)	(0.30)	11.50	(6.01%	)[b]	9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10	0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
Class A
9/30/18	$13.70	$0.18	$0.99	$1.17	$(0.42)	$(0.23)	$(0.65)	$14.22	8.77%		$19,675	0.74%		0.59%		1.25%
9/30/17	12.17	0.10	1.73	1.83	(0.16)	(0.14)	(0.30)	13.70	15.43%		16,011	0.76%		0.60%		0.82%
9/30/16	11.40	0.16	0.87	1.03	(0.16)	(0.10)	(0.26)	12.17	9.11%		17,430	0.82%		0.57%		1.35%
9/30/15[i]	12.46	(0.01)	(0.75)	(0.76)	-	(0.30)	(0.30)	11.40	(6.21%	)[b]	14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21	0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
Class R4
9/30/18	$13.65	$0.20	$0.98	$1.18	$(0.45)	$(0.23)	$(0.68)	$14.15	8.86%		$30,899	0.63%		0.49%		1.42%
9/30/17	12.13	0.09	1.75	1.84	(0.18)	(0.14)	(0.32)	13.65	15.52%		27,976	0.66%		0.51%		0.71%
9/30/16	11.38	0.17	0.87	1.04	(0.19)	(0.10)	(0.29)	12.13	9.27%		22,131	0.72%		0.47%		1.44%
9/30/15[i]	12.43	0.00 [d]	(0.75)	(0.75)	-	(0.30)	(0.30)	11.38	(6.15%	)[b]	9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)	0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
9/30/18	$13.61	$0.16	$0.99	$1.15	$(0.42)	$(0.23)	$(0.65)	$14.11	8.62%		$49,481	0.88%		0.74%		1.19%
9/30/17	12.10	0.06	1.74	1.80	(0.15)	(0.14)	(0.29)	13.61	15.25%		44,618	0.91%		0.76%		0.48%
9/30/16	11.36	0.12	0.88	1.00	(0.16)	(0.10)	(0.26)	12.10	8.96%		36,332	0.97%		0.72%		1.02%
9/30/15[i]	12.43	(0.02)	(0.75)	(0.77)	-	(0.30)	(0.30)	11.36	(6.31%	)[b]	17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)	0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	58%	39%	68%	32%	26%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

81

MassMutual RetireSMART by JPMorgan 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$9.77	$0.18		$0.77	$0.95	$(0.36)	$(0.18)	$(0.54)	$10.18	10.02%		$5,973	0.14%		0.04%		1.82%
9/30/17	8.52	0.09		1.33	1.42	(0.15)	(0.02)	(0.17)	9.77	17.03%		3,775	0.15%		0.06%		0.96%
9/30/16	8.08	0.13		0.64	0.77	(0.15)	(0.18)	(0.33)	8.52	9.82%		2,211	0.18%		0.02%		1.54%
9/30/15[i]	8.96	0.00	[d]	(0.53)	(0.53)	-	(0.35)	(0.35)	8.08	(6.07%	)[b]	1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
9/30/18	$9.76	$0.18		$0.75	$0.93	$(0.35)	$(0.18)	$(0.53)	$10.16	9.83%		$5,701	0.24%		0.14%		1.78%
9/30/17	8.51	0.06		1.35	1.41	(0.14)	(0.02)	(0.16)	9.76	16.95%		14,378	0.25%		0.16%		0.72%
9/30/16	8.07	0.04		0.73	0.77	(0.15)	(0.18)	(0.33)	8.51	9.73%		7,907	0.28%		0.12%		0.45%
9/30/15[i]	8.96	0.02		(0.56)	(0.54)	-	(0.35)	(0.35)	8.07	(6.19%	)[b]	974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
9/30/18	$9.76	$0.15		$0.78	$0.93	$(0.34)	$(0.18)	$(0.52)	$10.17	9.81%		$41,405	0.34%		0.24%		1.55%
9/30/17	8.51	0.08		1.32	1.40	(0.13)	(0.02)	(0.15)	9.76	16.81%		40,188	0.35%		0.26%		0.94%
9/30/16	8.07	0.15		0.61	0.76	(0.14)	(0.18)	(0.32)	8.51	9.60%		37,620	0.38%		0.22%		1.90%
9/30/15[i]	8.97	0.01		(0.56)	(0.55)	-	(0.35)	(0.35)	8.07	(6.30%	)[b]	37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25	0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%
12/31/13	8.48	0.14		1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
Administrative Class
9/30/18	$9.75	$0.15		$0.77	$0.92	$(0.33)	$(0.18)	$(0.51)	$10.16	9.72%		$44,569	0.44%		0.34%		1.47%
9/30/17	8.51	0.07		1.32	1.39	(0.13)	(0.02)	(0.15)	9.75	16.60%		37,139	0.45%		0.36%		0.76%
9/30/16	8.06	0.13		0.63	0.76	(0.13)	(0.18)	(0.31)	8.51	9.64%		33,053	0.48%		0.32%		1.55%
9/30/15[i]	8.97	0.01		(0.57)	(0.56)	-	(0.35)	(0.35)	8.06	(6.41%	)[b]	27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18		0.18	0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
12/31/13	8.49	0.16		1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
Class A
9/30/18	$9.68	$0.12		$0.76	$0.88	$(0.30)	$(0.18)	$(0.48)	$10.08	9.34%		$20,721	0.69%		0.59%		1.25%
9/30/17	8.44	0.06		1.31	1.37	(0.11)	(0.02)	(0.13)	9.68	16.48%		19,612	0.70%		0.61%		0.62%
9/30/16	8.01	0.10		0.62	0.72	(0.11)	(0.18)	(0.29)	8.44	9.18%		20,244	0.73%		0.57%		1.29%
9/30/15[i]	8.92	(0.01)		(0.55)	(0.56)	-	(0.35)	(0.35)	8.01	(6.44%	)[b]	16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12		0.20	0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
12/31/13	8.45	0.08		2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
Class R4
9/30/18	$9.65	$0.13		$0.77	$0.90	$(0.32)	$(0.18)	$(0.50)	$10.05	9.56%		$22,706	0.59%		0.49%		1.37%
9/30/17	8.42	0.06		1.31	1.37	(0.12)	(0.02)	(0.14)	9.65	16.52%		20,958	0.60%		0.51%		0.70%
9/30/16	8.00	0.10		0.63	0.73	(0.13)	(0.18)	(0.31)	8.42	9.32%		19,931	0.63%		0.47%		1.30%
9/30/15[i]	8.91	0.00	[d]	(0.56)	(0.56)	-	(0.35)	(0.35)	8.00	(6.45%	)[b]	9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19		0.05	0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
9/30/18	$9.57	$0.11		$0.76	$0.87	$(0.30)	$(0.18)	$(0.48)	$9.96	9.28%		$39,324	0.84%		0.74%		1.13%
9/30/17	8.36	0.03		1.30	1.33	(0.10)	(0.02)	(0.12)	9.57	16.20%		35,264	0.85%		0.76%		0.38%
9/30/16	7.94	0.07		0.64	0.71	(0.11)	(0.18)	(0.29)	8.36	9.12%		28,523	0.88%		0.72%		0.91%
9/30/15[i]	8.87	(0.02)		(0.56)	(0.58)	-	(0.35)	(0.35)	7.94	(6.71%	)[b]	14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22		0.09	0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%
12/31/13	8.44	0.07		1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%

	Year ended September 30			Period ended September 30, 2015[b]	Year ended December 31
	2018	2017	2016		2014	2013
Portfolio turnover rate	65%	43%	68%	47%	37%	45%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

82

MassMutual RetireSMART by JPMorgan 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.71	$0.19	$0.94	$1.13	$(0.44)	$(0.36)	$(0.80)	$12.04	9.97%		$3,804	0.49%		0.02%		1.61%
9/30/17	10.30	0.10	1.62	1.72	(0.17)	(0.14)	(0.31)	11.71	17.23%		2,188	0.65%		0.04%		0.93%
9/30/16	9.59	0.17	0.77	0.94	(0.17)	(0.06)	(0.23)	10.30	9.92%		952	1.16%		0.00%	[a]	1.69%
9/30/15[i]	10.38	0.04	(0.67)	(0.63)	-	(0.16)	(0.16)	9.59	(6.11%	)[b]	466	2.58%	[a]	0.00%	[a]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09	0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a]	2.34%	[a]
Class R5
9/30/18	$11.71	$0.15	$0.96	$1.11	$(0.42)	$(0.36)	$(0.78)	$12.04	9.84%		$231	0.59%		0.11%		1.24%
9/30/17	10.29	0.13	1.59	1.72	(0.16)	(0.14)	(0.30)	11.71	17.14%		139	0.77%		0.13%		1.19%
9/30/16	9.60	0.24	0.68	0.92	(0.17)	(0.06)	(0.23)	10.29	9.69%		174	1.26%		0.10%		2.48%
9/30/15[i]	10.40	0.03	(0.67)	(0.64)	-	(0.16)	(0.16)	9.60	(6.20%	)[b]	357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)	0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
9/30/18	$11.72	$0.18	$0.93	$1.11	$(0.42)	$(0.36)	$(0.78)	$12.05	9.78%		$5,512	0.69%		0.22%		1.55%
9/30/17	10.32	0.10	1.60	1.70	(0.16)	(0.14)	(0.30)	11.72	16.92%		4,159	0.86%		0.23%		0.88%
9/30/16	9.62	0.15	0.77	0.92	(0.16)	(0.06)	(0.22)	10.32	9.69%		2,737	1.36%		0.20%		1.54%
9/30/15[i]	10.43	0.02	(0.67)	(0.65)	-	(0.16)	(0.16)	9.62	(6.28%	)[b]	1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20	0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
9/30/18	$11.67	$0.18	$0.92	$1.10	$(0.41)	$(0.36)	$(0.77)	$12.00	9.73%		$6,286	0.79%		0.32%		1.52%
9/30/17	10.28	0.08	1.60	1.68	(0.15)	(0.14)	(0.29)	11.67	16.83%		5,022	0.95%		0.34%		0.71%
9/30/16	9.58	0.14	0.77	0.91	(0.15)	(0.06)	(0.21)	10.28	9.64%		2,512	1.46%		0.30%		1.43%
9/30/15[i]	10.40	0.02	(0.68)	(0.66)	-	(0.16)	(0.16)	9.58	(6.39%	)[b]	1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06	0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class A
9/30/18	$11.64	$0.12	$0.94	$1.06	$(0.37)	$(0.36)	$(0.73)	$11.97	9.41%		$7,070	1.04%		0.57%		1.02%
9/30/17	10.25	0.08	1.58	1.66	(0.13)	(0.14)	(0.27)	11.64	16.58%		4,975	1.22%		0.58%		0.77%
9/30/16	9.56	0.13	0.75	0.88	(0.13)	(0.06)	(0.19)	10.25	9.32%		4,294	1.71%		0.55%		1.36%
9/30/15[i]	10.39	(0.00)[d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.56	(6.49%	)[b]	3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08	0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R4
9/30/18	$11.62	$0.14	$0.93	$1.07	$(0.39)	$(0.36)	$(0.75)	$11.94	9.50%		$11,111	0.94%		0.47%		1.19%
9/30/17	10.24	0.06	1.60	1.66	(0.14)	(0.14)	(0.28)	11.62	16.66%		7,998	1.10%		0.49%		0.54%
9/30/16	9.55	0.13	0.77	0.90	(0.15)	(0.06)	(0.21)	10.24	9.50%		4,650	1.61%		0.45%		1.34%
9/30/15[i]	10.38	0.00 [d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.55	(6.50%	)[b]	894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)	0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
9/30/18	$11.57	$0.13	$0.90	$1.03	$(0.36)	$(0.36)	$(0.72)	$11.88	9.22%		$21,236	1.19%		0.72%		1.10%
9/30/17	10.20	0.04	1.59	1.63	(0.12)	(0.14)	(0.26)	11.57	16.41%		16,657	1.36%		0.73%		0.41%
9/30/16	9.53	0.08	0.78	0.86	(0.13)	(0.06)	(0.19)	10.20	9.14%		12,090	1.86%		0.70%		0.82%
9/30/15[i]	10.37	(0.01)	(0.67)	(0.68)	-	(0.16)	(0.16)	9.53	(6.60%	)[b]	3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)	0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Year ended September 30			Period ended September 30, 2015[b]	Year ended September 30, 2014	Period ended December 31, 2013[b]
	2018	2017	2016
Portfolio turnover rate	62%	47%	74%	32%	26%	4%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

83

MassMutual RetireSMART by JPMorgan 2060 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.40	$0.22	$0.89	$1.11	$(0.39)	$(0.20)	$(0.59)	$11.92	10.03%		$11,994	1.68%		0.02%		1.90%
9/30/17	10.17	0.12	1.54	1.66	(0.18)	(0.25)	(0.43)	11.40	17.02%		11,238	2.19%		0.04%		1.13%
9/30/16[g]	10.00	0.18	0.14	0.32	(0.15)	-	(0.15)	10.17	3.28%	[b]	9,709	2.66%	[a]	0.00%	[a]	2.18%	[a]
Class R5
9/30/18	$11.39	$0.13	$0.97	$1.10	$(0.38)	$(0.20)	$(0.58)	$11.91	9.94%		$319	1.78%		0.11%		1.09%
9/30/17	10.16	0.10	1.55	1.65	(0.17)	(0.25)	(0.42)	11.39	16.92%		143	2.27%		0.14%		0.92%
9/30/16[g]	10.00	0.17	0.14	0.31	(0.15)	-	(0.15)	10.16	3.17%	[b]	103	2.76%	[a]	0.10%	[a]	2.08%	[a]
Service Class
9/30/18	$11.38	$0.12	$0.98	$1.10	$(0.38)	$(0.20)	$(0.58)	$11.90	9.88%		$668	1.88%		0.21%		1.01%
9/30/17	10.16	0.08	1.56	1.64	(0.17)	(0.25)	(0.42)	11.38	16.76%		275	2.36%		0.24%		0.77%
9/30/16[g]	10.00	0.16	0.15	0.31	(0.15)	-	(0.15)	10.16	3.16%	[b]	114	2.86%	[a]	0.20%	[a]	1.97%	[a]
Administrative Class
9/30/18	$11.36	$0.17	$0.91	$1.08	$(0.37)	$(0.20)	$(0.57)	$11.87	9.71%		$448	1.98%		0.32%		1.47%
9/30/17	10.15	0.04	1.59	1.63	(0.17)	(0.25)	(0.42)	11.36	16.67%		349	2.41%		0.34%		0.34%
9/30/16[g]	10.00	0.15	0.15	0.30	(0.15)	-	(0.15)	10.15	3.04%	[b]	115	2.96%	[a]	0.30%	[a]	1.87%	[a]
Class A
9/30/18	$11.35	$0.10	$0.95	$1.05	$(0.34)	$(0.20)	$(0.54)	$11.86	9.47%		$304	2.23%		0.56%		0.89%
9/30/17	10.13	0.06	1.54	1.60	(0.13)	(0.25)	(0.38)	11.35	16.40%		155	2.73%		0.59%		0.53%
9/30/16[g]	10.00	0.13	0.14	0.27	(0.14)	-	(0.14)	10.13	2.81%	[b]	114	3.21%	[a]	0.55%	[a]	1.58%	[a]
Class R4
9/30/18	$11.36	$0.14	$0.92	$1.06	$(0.35)	$(0.20)	$(0.55)	$11.87	9.58%		$255	2.13%		0.47%		1.24%
9/30/17	10.14	0.06	1.55	1.61	(0.14)	(0.25)	(0.39)	11.36	16.47%		162	2.62%		0.49%		0.55%
9/30/16[g]	10.00	0.14	0.14	0.28	(0.14)	-	(0.14)	10.14	2.93%	[b]	103	3.11%	[a]	0.45%	[a]	1.73%	[a]
Class R3
9/30/18	$11.32	$0.08	$0.94	$1.02	$(0.34)	$(0.20)	$(0.54)	$11.80	9.20%		$800	2.38%		0.72%		0.73%
9/30/17	10.12	0.02	1.57	1.59	(0.14)	(0.25)	(0.39)	11.32	16.25%		322	2.83%		0.74%		0.15%
9/30/16[g]	10.00	0.12	0.14	0.26	(0.14)	-	(0.14)	10.12	2.70%	[b]	120	3.36%	[a]	0.70%	[a]	1.48%	[a]

	Year ended September 30		Period ended September 30, 2016[b]
	2018	2017
Portfolio turnover rate	58%	29%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 23, 2015 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

84

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 16 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (formerly known as MassMutual RetireSMARTSM In Retirement Fund) (“MM RetireSMART by JPMorgan In Retirement Fund”)

MassMutual RetireSMARTSM by JPMorgan 2010 Fund (formerly known as MassMutual RetireSMARTSM 2010 Fund) (“MM RetireSMART by JPMorgan 2010 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2015 Fund (formerly known as MassMutual RetireSMARTSM 2015 Fund) (“MM RetireSMART by JPMorgan 2015 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2020 Fund (formerly known as MassMutual RetireSMARTSM 2020 Fund) (“MM RetireSMART by JPMorgan 2020 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2025 Fund (formerly known as MassMutual RetireSMARTSM 2025 Fund) (“MM RetireSMART by JPMorgan 2025 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2030 Fund (formerly known as MassMutual RetireSMARTSM 2030 Fund) (“MM RetireSMART by JPMorgan 2030 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2035 Fund (formerly known as MassMutual RetireSMARTSM 2035 Fund) (“MM RetireSMART by JPMorgan 2035 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2040 Fund (formerly known as MassMutual RetireSMARTSM 2040 Fund) (“MM RetireSMART by JPMorgan 2040 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2045 Fund (formerly known as MassMutual RetireSMARTSM 2045 Fund) (“MM RetireSMART by JPMorgan 2045 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2050 Fund (formerly known as MassMutual RetireSMARTSM 2050 Fund) (“MM RetireSMART by JPMorgan 2050 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2055 Fund (formerly known as MassMutual RetireSMARTSM 2055 Fund) (“MM RetireSMART by JPMorgan 2055 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2060 Fund (formerly known as MassMutual RetireSMARTSM 2060 Fund) (“MM RetireSMART by JPMorgan 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund (the “MM RetireSMART Funds”) invest their investable assets in shares of series of the Trust and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated mutual funds (together, the “MM RetireSMART Underlying Funds”).

The MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040

85

Notes to Financial Statements (Continued)

Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund (the “MM RetireSMART by JPMorgan Funds”) invest their investable assets in shares of series of the Trust and MassMutual Premier Funds, Barings Funds, J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and non-affiliated mutual funds (together, the “MM RetireSMART by JPMorgan Underlying Funds”). Prior to September 24, 2018, the MM RetireSMART by JPMorgan Funds also invested in shares of series of the Oppenheimer Funds.

The MM RetireSMART Underlying Funds and the MM RetireSMART by JPMorgan Underlying Funds are hereinafter collectively referred to as the (“Underlying Funds”). The financial statements included herein are those of the MM RetireSMART Funds and MM RetireSMART by JPMorgan Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

86

Notes to Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2018. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2018. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign	Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to

87

Notes to Financial Statements (Continued)

federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

Effective September 24, 2018, MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) for each of the MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2010 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2015 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

88

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

Effective September 24, 2018, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART by JPMorgan 2010 Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

Effective February 1, 2018 through September 23, 2018, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART by JPMorgan 2010 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective February 1, 2018, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund**	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART Moderate Fund**	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Moderate Growth Fund**	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%

89

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Growth Fund**	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MM RetireSMART by JPMorgan In Retirement Fund**	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART by JPMorgan 2015 Fund**	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART by JPMorgan 2020 Fund**	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2025 Fund**	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART by JPMorgan 2030 Fund**	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2035 Fund**	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART by JPMorgan 2040 Fund**	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART by JPMorgan 2045 Fund**	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2050 Fund**	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART by JPMorgan 2055 Fund**	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%
MM RetireSMART by JPMorgan 2060 Fund**	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
**	Expense caps in effect through January 31, 2019.

Prior to February 1, 2018, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), including Acquired Fund Fees and Expenses# (calculated for this purpose at least monthly based on the Fund’s year-to-date average net assets of each Underlying Fund over the preceding period and the net expense ratio of each Underlying Fund stated in its then-current prospectus or most recent filing), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	0.47%	0.57%	0.67%	0.77%	1.02%	0.92%	1.17%
MM RetireSMART Moderate Fund	0.54%	0.64%	0.74%	0.84%	1.09%	0.99%	1.24%
MM RetireSMART Moderate Growth Fund	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART Growth Fund	0.64%	0.74%	0.84%	0.94%	1.19%	1.09%	1.34%
MM RetireSMART by JPMorgan In Retirement Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
MM RetireSMART by JPMorgan 2010 Fund	0.53%	0.63%	0.73%	0.83%	1.08%	0.98%	1.23%
MM RetireSMART by JPMorgan 2015 Fund	0.56%	0.66%	0.76%	0.86%	1.11%	1.01%	1.26%
MM RetireSMART by JPMorgan 2020 Fund	0.56%	0.66%	0.76%	0.86%	1.11%	1.01%	1.26%
MM RetireSMART by JPMorgan 2025 Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
MM RetireSMART by JPMorgan 2030 Fund	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART by JPMorgan 2035 Fund	0.61%	0.71%	0.81%	0.91%	1.16%	1.06%	1.31%
MM RetireSMART by JPMorgan 2040 Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
MM RetireSMART by JPMorgan 2045 Fund	0.58%	0.68%	0.78%	0.88%	1.13%	1.03%	1.28%
MM RetireSMART by JPMorgan 2050 Fund	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART by JPMorgan 2055 Fund	0.57%	0.67%	0.77%	0.87%	1.12%	1.02%	1.27%
MM RetireSMART by JPMorgan 2060 Fund	0.57%	0.67%	0.77%	0.87%	1.12%	1.02%	1.27%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

90

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2018:

Total % Ownership by Related Party
MM RetireSMART Conservative Fund	100.0%
MM RetireSMART Moderate Fund	100.0%
MM RetireSMART Moderate Growth Fund	100.0%
MM RetireSMART Growth Fund	100.0%
MM RetireSMART by JPMorgan In Retirement Fund	91.6%
MM RetireSMART by JPMorgan 2010 Fund	90.2%
MM RetireSMART by JPMorgan 2015 Fund	100.0%
MM RetireSMART by JPMorgan 2020 Fund	95.3%
MM RetireSMART by JPMorgan 2025 Fund	99.7%
MM RetireSMART by JPMorgan 2030 Fund	97.8%
MM RetireSMART by JPMorgan 2035 Fund	100.0%
MM RetireSMART by JPMorgan 2040 Fund	97.9%
MM RetireSMART by JPMorgan 2045 Fund	100.0%
MM RetireSMART by JPMorgan 2050 Fund	99.7%
MM RetireSMART by JPMorgan 2055 Fund	100.0%
MM RetireSMART by JPMorgan 2060 Fund	99.4%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the year ended September 30, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART Conservative Fund	$-	$130,165,967	$-	$137,805,076
MM RetireSMART Moderate Fund	-	148,630,560	-	183,476,288
MM RetireSMART Moderate Growth Fund	-	137,884,429	-	160,737,801
MM RetireSMART Growth Fund	-	78,366,465	-	75,435,162
MM RetireSMART by JPMorgan In Retirement Fund	-	63,873,389	-	69,665,838
MM RetireSMART by JPMorgan 2010 Fund	-	35,311,089	-	50,586,431
MM RetireSMART by JPMorgan 2015 Fund	-	51,546,064	-	61,072,840
MM RetireSMART by JPMorgan 2020 Fund	-	283,045,953	-	347,358,268
MM RetireSMART by JPMorgan 2025 Fund	-	198,535,651	-	190,761,547
MM RetireSMART by JPMorgan 2030 Fund	-	350,209,476	-	387,257,203

91

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART by JPMorgan 2035 Fund	$-	$155,848,191	$-	$136,354,522
MM RetireSMART by JPMorgan 2040 Fund	-	199,531,949	-	212,683,585
MM RetireSMART by JPMorgan 2045 Fund	-	90,885,240	-	77,051,176
MM RetireSMART by JPMorgan 2050 Fund	-	122,581,842	-	117,299,685
MM RetireSMART by JPMorgan 2055 Fund	-	42,547,687	-	29,567,418
MM RetireSMART by JPMorgan 2060 Fund	-	9,764,362	-	7,901,474

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class I
Sold	492,877	$4,923,864	727,068	$7,105,445
Issued as reinvestment of dividends	17,665	174,706	2,451	22,949
Redeemed	(306,977)	(3,079,613)	(121,556)	(1,169,327)

Net increase (decrease)	203,565	$2,018,957	607,963	$5,959,067

MM RetireSMART Conservative Fund Class R5
Sold	107,138	$1,072,474	398,733	$3,858,928
Issued as reinvestment of dividends	32,701	323,410	24,307	227,391
Redeemed	(591,304)	(5,900,826)	(248,039)	(2,389,107)

Net increase (decrease)	(451,465)	$(4,504,942)	175,001	$1,697,212

MM RetireSMART Conservative Fund Service Class
Sold	168,849	$1,684,460	47,356	$456,081
Issued as reinvestment of dividends	18,495	182,922	17,145	160,406
Redeemed	(112,157)	(1,118,707)	(180,495)	(1,722,586)

Net increase (decrease)	75,187	$748,675	(115,994)	$(1,106,099)

MM RetireSMART Conservative Fund Administrative Class
Sold	609,673	$6,058,679	1,055,277	$10,203,919
Issued as reinvestment of dividends	132,072	1,307,514	117,616	1,101,481
Redeemed	(2,063,031)	(20,461,064)	(1,407,312)	(13,646,575)

Net increase (decrease)	(1,321,286)	$(13,094,871)	(234,419)	$(2,341,175)

MM RetireSMART Conservative Fund Class A
Sold	436,059	$4,357,726	418,108	$4,049,100
Issued as reinvestment of dividends	71,510	712,236	53,345	502,378
Redeemed	(992,944)	(9,938,589)	(1,324,160)	(12,809,663)

Net increase (decrease)	(485,375)	$(4,868,627)	(852,707)	$(8,258,185)

92

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class R4
Sold	1,583,186	$15,667,931	2,038,180	$19,600,022
Issued as reinvestment of dividends	255,215	2,508,766	192,586	1,791,993
Redeemed	(994,196)	(9,826,047)	(750,193)	(7,256,635)

Net increase (decrease)	844,205	$8,350,650	1,480,573	$14,135,380

MM RetireSMART Conservative Fund Class R3
Sold	116,026	$1,142,463	384,650	$3,686,748
Issued as reinvestment of dividends	17,862	175,226	11,010	102,345
Redeemed	(122,362)	(1,200,950)	(171,445)	(1,637,154)

Net increase (decrease)	11,526	$116,739	224,215	$2,151,939

MM RetireSMART Moderate Fund Class I
Sold	933,979	$9,740,757	776,554	$7,558,466
Issued as reinvestment of dividends	17,000	174,425	1,801	16,803
Redeemed	(439,885)	(4,580,987)	(112,604)	(1,107,049)

Net increase (decrease)	511,094	$5,334,195	665,751	$6,468,220

MM RetireSMART Moderate Fund Class R5
Sold	437,632	$4,563,283	634,073	$6,144,881
Issued as reinvestment of dividends	137,865	1,414,498	95,545	891,617
Redeemed	(2,223,719)	(23,248,175)	(764,093)	(7,398,683)

Net increase (decrease)	(1,648,222)	$(17,270,394)	(34,475)	$(362,185)

MM RetireSMART Moderate Fund Service Class
Sold	751,818	$7,890,661	179,512	$1,711,176
Issued as reinvestment of dividends	13,895	143,255	12,180	114,167
Redeemed	(134,338)	(1,407,357)	(344,694)	(3,298,483)

Net increase (decrease)	631,375	$6,626,559	(153,002)	$(1,473,140)

MM RetireSMART Moderate Fund Administrative Class
Sold	952,682	$9,925,774	2,204,804	$21,359,847
Issued as reinvestment of dividends	294,805	3,036,488	213,922	2,002,744
Redeemed	(2,574,700)	(26,978,432)	(3,890,535)	(38,177,316)

Net increase (decrease)	(1,327,213)	$(14,016,170)	(1,471,809)	$(14,814,725)

MM RetireSMART Moderate Fund Class A
Sold	627,446	$6,551,415	980,601	$9,591,539
Issued as reinvestment of dividends	296,130	3,059,026	225,550	2,118,447
Redeemed	(3,467,041)	(36,158,968)	(4,580,983)	(44,371,880)

Net increase (decrease)	(2,543,465)	$(26,548,527)	(3,374,832)	$(32,661,894)

MM RetireSMART Moderate Fund Class R4
Sold	823,937	$8,529,078	878,546	$8,495,981
Issued as reinvestment of dividends	84,966	870,056	49,092	457,630
Redeemed	(373,879)	(3,868,398)	(441,014)	(4,250,963)

Net increase (decrease)	535,024	$5,530,736	486,624	$4,702,648

MM RetireSMART Moderate Fund Class R3
Sold	179,252	$1,855,210	533,766	$5,144,131
Issued as reinvestment of dividends	34,919	357,217	17,719	165,000
Redeemed	(396,362)	(4,118,067)	(225,362)	(2,185,142)

Net increase (decrease)	(182,191)	$(1,905,640)	326,123	$3,123,989

93

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Growth Fund Class I
Sold	324,090	$3,565,235	1,080,295	$10,928,348
Issued as reinvestment of dividends	28,692	307,577	1,618	15,341
Redeemed	(588,049)	(6,447,046)	(143,448)	(1,487,690)

Net increase (decrease)	(235,267)	$(2,574,234)	938,465	$9,455,999

MM RetireSMART Moderate Growth Fund Class R5
Sold	287,503	$3,159,409	244,628	$2,431,344
Issued as reinvestment of dividends	98,671	1,058,740	48,496	459,740
Redeemed	(1,188,225)	(13,120,234)	(630,666)	(6,347,353)

Net increase (decrease)	(802,051)	$(8,902,085)	(337,542)	$(3,456,269)

MM RetireSMART Moderate Growth Fund Service Class
Sold	504,428	$5,562,359	60,514	$600,393
Issued as reinvestment of dividends	18,142	195,201	10,539	100,226
Redeemed	(153,893)	(1,694,200)	(416,349)	(4,064,916)

Net increase (decrease)	368,677	$4,063,360	(345,296)	$(3,364,297)

MM RetireSMART Moderate Growth Fund Administrative Class
Sold	935,199	$10,248,696	1,680,606	$16,611,723
Issued as reinvestment of dividends	394,594	4,245,830	181,808	1,729,000
Redeemed	(1,919,274)	(21,039,898)	(3,269,760)	(32,717,324)

Net increase (decrease)	(589,481)	$(6,545,372)	(1,407,346)	$(14,376,601)

MM RetireSMART Moderate Growth Fund Class A
Sold	685,100	$7,569,068	763,313	$7,635,751
Issued as reinvestment of dividends	346,699	3,744,352	157,569	1,503,212
Redeemed	(2,689,834)	(29,604,005)	(3,234,926)	(32,152,503)

Net increase (decrease)	(1,658,035)	$(18,290,585)	(2,314,044)	$(23,013,540)

MM RetireSMART Moderate Growth Fund Class R4
Sold	496,056	$5,411,212	792,954	$7,883,971
Issued as reinvestment of dividends	89,699	958,886	34,575	327,079
Redeemed	(488,448)	(5,344,495)	(461,677)	(4,593,765)

Net increase (decrease)	97,307	$1,025,603	365,852	$3,617,285

MM RetireSMART Moderate Growth Fund Class R3
Sold	265,390	$2,888,069	625,410	$6,292,850
Issued as reinvestment of dividends	53,015	565,673	15,918	150,426
Redeemed	(106,827)	(1,162,442)	(160,822)	(1,636,350)

Net increase (decrease)	211,578	$2,291,300	480,506	$4,806,926

MM RetireSMART Growth Fund Class I
Sold	1,063,444	$12,777,074	725,196	$7,990,433
Issued as reinvestment of dividends	30,350	353,279	356	3,586
Redeemed	(331,726)	(3,948,726)	(100,637)	(1,121,045)

Net increase (decrease)	762,068	$9,181,627	624,915	$6,872,974

94

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART Growth Fund Class R5
Sold	169,262	$2,016,682	172,645	$1,851,727
Issued as reinvestment of dividends	26,171	304,892	7,827	79,033
Redeemed	(277,181)	(3,282,841)	(89,509)	(946,043)

Net increase (decrease)	(81,748)	$(961,267)	90,963	$984,717

MM RetireSMART Growth Fund Service Class
Sold	139,418	$1,671,439	28,305	$298,638
Issued as reinvestment of dividends	5,963	69,593	2,417	24,434
Redeemed	(52,257)	(628,466)	(57,020)	(595,703)

Net increase (decrease)	93,124	$1,112,566	(26,298)	$(272,631)

MM RetireSMART Growth Fund Administrative Class
Sold	668,487	$7,956,988	918,023	$9,677,036
Issued as reinvestment of dividends	128,949	1,503,548	41,354	417,867
Redeemed	(665,412)	(7,987,846)	(1,204,156)	(12,699,075)

Net increase (decrease)	132,024	$1,472,690	(244,779)	$(2,604,172)

MM RetireSMART Growth Fund Class A
Sold	349,224	$4,151,386	425,437	$4,526,216
Issued as reinvestment of dividends	151,240	1,763,450	52,295	528,017
Redeemed	(1,510,620)	(17,872,641)	(1,295,615)	(13,662,999)

Net increase (decrease)	(1,010,156)	$(11,957,805)	(817,883)	$(8,608,766)

MM RetireSMART Growth Fund Class R4
Sold	431,060	$5,117,634	793,493	$8,323,661
Issued as reinvestment of dividends	55,242	638,041	13,075	130,983
Redeemed	(442,699)	(5,205,677)	(169,654)	(1,768,775)

Net increase (decrease)	43,603	$549,998	636,914	$6,685,869

MM RetireSMART Growth Fund Class R3
Sold	123,892	$1,460,426	323,078	$3,393,049
Issued as reinvestment of dividends	27,157	313,391	6,607	66,116
Redeemed	(148,223)	(1,758,329)	(97,352)	(1,025,344)

Net increase (decrease)	2,826	$15,488	232,333	$2,433,821

MM RetireSMART by JPMorgan In Retirement Fund Class I
Sold	49,424	$575,143	263,541	$2,911,074
Issued as reinvestment of dividends	4,788	55,105	7,023	75,147
Redeemed	(71,278)	(826,091)	(266,774)	(2,952,376)

Net increase (decrease)	(17,066)	$(195,843)	3,790	$33,845

MM RetireSMART by JPMorgan In Retirement Fund Class R5
Sold	64,260	$744,052	175,835	$1,957,247
Issued as reinvestment of dividends	7,434	85,723	8,102	86,849
Redeemed	(358,909)	(4,178,877)	(101,884)	(1,144,807)

Net increase (decrease)	(287,215)	$(3,349,102)	82,053	$899,289

95

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan In Retirement Fund Service Class
Sold	280,767	$3,267,529	199,730	$2,239,743
Issued as reinvestment of dividends	20,612	238,272	30,747	329,916
Redeemed	(449,888)	(5,220,401)	(388,840)	(4,317,961)

Net increase (decrease)	(148,509)	$(1,714,600)	(158,363)	$(1,748,302)

MM RetireSMART by JPMorgan In Retirement Fund Administrative Class
Sold	167,773	$1,960,904	208,471	$2,308,417
Issued as reinvestment of dividends	33,024	381,758	54,350	583,717
Redeemed	(329,679)	(3,839,080)	(811,386)	(9,057,498)

Net increase (decrease)	(128,882)	$(1,496,418)	(548,565)	$(6,165,364)

MM RetireSMART by JPMorgan In Retirement Fund Class A
Sold	1,387,206	$15,993,606	201,956	$2,235,638
Issued as reinvestment of dividends	25,286	290,532	37,408	399,144
Redeemed	(1,462,621)	(16,781,042)	(341,066)	(3,762,358)

Net increase (decrease)	(50,129)	$(496,904)	(101,702)	$(1,127,576)

MM RetireSMART by JPMorgan In Retirement Fund Class R4
Sold	72,795	$833,143	164,917	$1,789,567
Issued as reinvestment of dividends	6,563	74,808	13,816	146,312
Redeemed	(131,314)	(1,501,365)	(315,557)	(3,453,873)

Net increase (decrease)	(51,956)	$(593,414)	(136,824)	$(1,517,994)

MM RetireSMART by JPMorgan In Retirement Fund Class R3
Sold	224,149	$2,548,051	373,968	$4,041,444
Issued as reinvestment of dividends	15,498	175,443	26,934	283,347
Redeemed	(262,305)	(2,987,594)	(481,407)	(5,264,015)

Net increase (decrease)	(22,658)	$(264,100)	(80,505)	$(939,224)

MM RetireSMART by JPMorgan 2010 Fund Class I
Sold	104,179	$1,280,742	33,683	$393,341
Issued as reinvestment of dividends	2,846	34,911	1,719	19,374
Redeemed	(90,463)	(1,118,274)	(9,993)	(118,092)

Net increase (decrease)	16,562	$197,379	25,409	$294,623

MM RetireSMART by JPMorgan 2010 Fund Class R5
Sold	87,575	$1,089,812	131,969	$1,578,212
Issued as reinvestment of dividends	6,629	81,935	4,728	53,710
Redeemed	(231,427)	(2,879,294)	(32,688)	(391,668)

Net increase (decrease)	(137,223)	$(1,707,547)	104,009	$1,240,254

96

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2010 Fund Service Class
Sold	91,463	$1,143,685	110,319	$1,308,787
Issued as reinvestment of dividends	20,608	255,746	54,955	625,941
Redeemed	(586,479)	(7,333,444)	(939,747)	(11,107,889)

Net increase (decrease)	(474,408)	$(5,934,013)	(774,473)	$(9,173,161)

MM RetireSMART by JPMorgan 2010 Fund Administrative Class
Sold	70,748	$880,930	496,497	$5,880,074
Issued as reinvestment of dividends	17,213	213,097	35,956	408,456
Redeemed	(503,105)	(6,236,799)	(659,034)	(7,905,625)

Net increase (decrease)	(415,144)	$(5,142,772)	(126,581)	$(1,617,095)

MM RetireSMART by JPMorgan 2010 Fund Class A
Sold	67,811	$838,173	128,979	$1,517,556
Issued as reinvestment of dividends	17,603	216,513	44,783	505,603
Redeemed	(353,919)	(4,363,473)	(685,123)	(8,064,506)

Net increase (decrease)	(268,505)	$(3,308,787)	(511,361)	$(6,041,347)

MM RetireSMART by JPMorgan 2010 Fund Class R4
Sold	87,626	$1,080,386	233,710	$2,707,618
Issued as reinvestment of dividends	8,963	109,248	13,890	155,572
Redeemed	(170,291)	(2,090,652)	(160,292)	(1,862,217)

Net increase (decrease)	(73,702)	$(901,018)	87,308	$1,000,973

MM RetireSMART by JPMorgan 2010 Fund Class R3
Sold	126,084	$1,530,869	234,834	$2,704,652
Issued as reinvestment of dividends	12,440	150,155	22,907	254,036
Redeemed	(169,909)	(2,064,579)	(275,949)	(3,185,275)

Net increase (decrease)	(31,385)	$(383,555)	(18,208)	$(226,587)

MM RetireSMART by JPMorgan 2015 Fund Class I
Sold	120,876	$1,463,155	63,231	$730,759
Issued as reinvestment of dividends	13,502	160,543	8,752	97,801
Redeemed	(66,765)	(797,182)	(293,505)	(3,401,223)

Net increase (decrease)	67,613	$826,516	(221,522)	$(2,572,663)

MM RetireSMART by JPMorgan 2015 Fund Class R5
Sold	16,859	$201,261	4,120	$47,435
Issued as reinvestment of dividends	2,555	30,403	1,241	13,864
Redeemed	(65,419)	(776,145)	(8,534)	(100,309)

Net increase (decrease)	(46,005)	$(544,481)	(3,173)	$(39,010)

MM RetireSMART by JPMorgan 2015 Fund Service Class
Sold	64,018	$769,232	51,884	$598,839
Issued as reinvestment of dividends	21,793	259,557	15,158	169,556
Redeemed	(189,480)	(2,295,028)	(552,131)	(6,288,735)

Net increase (decrease)	(103,669)	$(1,266,239)	(485,089)	$(5,520,340)

97

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2015 Fund Administrative Class
Sold	106,183	$1,273,931	310,185	$3,569,889
Issued as reinvestment of dividends	47,884	568,383	25,179	280,647
Redeemed	(290,576)	(3,517,341)	(458,511)	(5,324,984)

Net increase (decrease)	(136,509)	$(1,675,027)	(123,147)	$(1,474,448)

MM RetireSMART by JPMorgan 2015 Fund Class A
Sold	81,086	$965,899	235,863	$2,712,997
Issued as reinvestment of dividends	42,301	499,150	27,521	305,112
Redeemed	(228,609)	(2,728,880)	(730,461)	(8,384,928)

Net increase (decrease)	(105,222)	$(1,263,831)	(467,077)	$(5,366,819)

MM RetireSMART by JPMorgan 2015 Fund Class R4
Sold	269,341	$3,229,811	560,736	$6,348,639
Issued as reinvestment of dividends	67,982	798,111	36,499	402,821
Redeemed	(446,765)	(5,319,337)	(1,093,300)	(12,576,669)

Net increase (decrease)	(109,442)	$(1,291,415)	(496,065)	$(5,825,209)

MM RetireSMART by JPMorgan 2015 Fund Class R3
Sold	295,255	$3,512,746	462,605	$5,319,887
Issued as reinvestment of dividends	82,643	970,232	41,762	460,945
Redeemed	(782,841)	(9,303,966)	(1,251,021)	(14,257,303)

Net increase (decrease)	(404,943)	$(4,820,988)	(746,654)	$(8,476,471)

MM RetireSMART by JPMorgan 2020 Fund Class I
Sold	922,098	$12,066,308	1,292,588	$15,746,523
Issued as reinvestment of dividends	66,512	861,333	28,772	338,730
Redeemed	(1,113,114)	(14,626,762)	(675,845)	(8,439,673)

Net increase (decrease)	(124,504)	$(1,699,121)	645,515	$7,645,580

MM RetireSMART by JPMorgan 2020 Fund Class R5
Sold	801,928	$10,525,646	877,008	$10,732,319
Issued as reinvestment of dividends	80,809	1,045,669	35,478	417,341
Redeemed	(1,853,289)	(24,386,966)	(479,366)	(5,873,613)

Net increase (decrease)	(970,552)	$(12,815,651)	433,120	$5,276,047

MM RetireSMART by JPMorgan 2020 Fund Service Class
Sold	985,287	$12,970,856	1,094,034	$13,449,774
Issued as reinvestment of dividends	228,455	2,967,626	230,082	2,715,762
Redeemed	(3,976,259)	(52,368,787)	(5,289,146)	(64,264,025)

Net increase (decrease)	(2,762,517)	$(36,430,305)	(3,965,030)	$(48,098,489)

MM RetireSMART by JPMorgan 2020 Fund Administrative Class
Sold	690,204	$9,047,625	1,929,142	$23,895,474
Issued as reinvestment of dividends	233,494	3,028,413	190,157	2,240,725
Redeemed	(2,429,659)	(31,765,345)	(4,370,272)	(54,261,400)

Net increase (decrease)	(1,505,961)	$(19,689,307)	(2,250,973)	$(28,125,201)

98

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2020 Fund Class A
Sold	1,988,718	$26,008,896	552,669	$6,730,223
Issued as reinvestment of dividends	129,597	1,673,102	118,218	1,386,939
Redeemed	(1,538,621)	(20,046,190)	(2,875,466)	(34,916,689)

Net increase (decrease)	579,694	$7,635,808	(2,204,579)	$(26,799,527)

MM RetireSMART by JPMorgan 2020 Fund Class R4
Sold	841,520	$10,889,614	1,099,916	$13,232,283
Issued as reinvestment of dividends	140,588	1,789,682	92,244	1,068,362
Redeemed	(1,287,159)	(16,598,486)	(1,402,631)	(16,828,229)

Net increase (decrease)	(305,051)	$(3,919,190)	(210,471)	$(2,527,584)

MM RetireSMART by JPMorgan 2020 Fund Class R3
Sold	700,413	$8,915,827	1,132,141	$13,381,148
Issued as reinvestment of dividends	177,905	2,234,480	121,553	1,389,615
Redeemed	(1,570,240)	(19,986,556)	(2,130,641)	(25,211,504)

Net increase (decrease)	(691,922)	$(8,836,249)	(876,947)	$(10,440,741)

MM RetireSMART by JPMorgan 2025 Fund Class I
Sold	437,172	$5,813,364	1,043,127	$12,903,945
Issued as reinvestment of dividends	95,436	1,243,536	33,920	402,339
Redeemed	(642,586)	(8,542,458)	(581,099)	(7,303,730)

Net increase (decrease)	(109,978)	$(1,485,558)	495,948	$6,002,554

MM RetireSMART by JPMorgan 2025 Fund Class R5
Sold	77,675	$1,028,270	9,133	$113,464
Issued as reinvestment of dividends	1,511	19,722	1,324	15,703
Redeemed	(102,682)	(1,365,424)	(36,697)	(468,458)

Net increase (decrease)	(23,496)	$(317,432)	(26,240)	$(339,291)

MM RetireSMART by JPMorgan 2025 Fund Service Class
Sold	524,183	$6,961,588	299,844	$3,723,741
Issued as reinvestment of dividends	89,982	1,173,370	44,923	533,304
Redeemed	(806,918)	(10,778,897)	(1,050,650)	(12,895,536)

Net increase (decrease)	(192,753)	$(2,643,939)	(705,883)	$(8,638,491)

MM RetireSMART by JPMorgan 2025 Fund Administrative Class
Sold	493,719	$6,562,985	838,973	$10,393,325
Issued as reinvestment of dividends	187,921	2,444,848	82,588	977,966
Redeemed	(644,809)	(8,523,846)	(899,844)	(11,096,139)

Net increase (decrease)	36,831	$483,987	21,717	$275,152

MM RetireSMART by JPMorgan 2025 Fund Class A
Sold	1,305,234	$17,115,699	548,293	$6,753,656
Issued as reinvestment of dividends	113,405	1,465,192	68,467	805,291
Redeemed	(941,869)	(12,360,646)	(1,213,523)	(14,888,760)

Net increase (decrease)	476,770	$6,220,245	(596,763)	$(7,329,813)

99

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2025 Fund Class R4
Sold	1,038,101	$13,620,447	1,567,163	$19,154,936
Issued as reinvestment of dividends	250,080	3,216,029	97,059	1,137,691
Redeemed	(924,170)	(12,076,389)	(1,213,648)	(14,820,697)

Net increase (decrease)	364,011	$4,760,087	450,574	$5,471,930

MM RetireSMART by JPMorgan 2025 Fund Class R3
Sold	873,111	$11,406,702	1,604,377	$19,382,762
Issued as reinvestment of dividends	328,358	4,216,114	137,256	1,606,133
Redeemed	(1,327,484)	(17,342,925)	(1,337,365)	(16,316,781)

Net increase (decrease)	(126,015)	$(1,720,109)	404,268	$4,672,114

MM RetireSMART by JPMorgan 2030 Fund Class I
Sold	1,259,377	$17,049,319	881,527	$10,840,598
Issued as reinvestment of dividends	82,951	1,109,057	22,237	262,875
Redeemed	(1,198,288)	(16,419,207)	(366,342)	(4,624,508)

Net increase (decrease)	144,040	$1,739,169	537,422	$6,478,965

MM RetireSMART by JPMorgan 2030 Fund Class R5
Sold	576,875	$7,832,660	1,096,192	$13,458,991
Issued as reinvestment of dividends	110,426	1,473,075	45,252	534,057
Redeemed	(2,498,317)	(34,184,293)	(453,198)	(5,631,371)

Net increase (decrease)	(1,811,016)	$(24,878,558)	688,246	$8,361,677

MM RetireSMART by JPMorgan 2030 Fund Service Class
Sold	1,426,141	$19,445,492	1,501,713	$18,725,986
Issued as reinvestment of dividends	356,693	4,772,561	230,076	2,722,220
Redeemed	(4,277,357)	(58,277,662)	(4,288,741)	(52,045,608)

Net increase (decrease)	(2,494,523)	$(34,059,609)	(2,556,952)	$(30,597,402)

MM RetireSMART by JPMorgan 2030 Fund Administrative Class
Sold	1,064,257	$14,562,349	1,998,080	$24,687,643
Issued as reinvestment of dividends	287,044	3,837,773	174,607	2,065,603
Redeemed	(1,616,670)	(22,020,948)	(4,483,958)	(56,141,059)

Net increase (decrease)	(265,369)	$(3,620,826)	(2,311,271)	$(29,387,813)

MM RetireSMART by JPMorgan 2030 Fund Class A
Sold	1,414,503	$19,138,588	757,001	$9,302,990
Issued as reinvestment of dividends	162,243	2,157,839	110,007	1,293,685
Redeemed	(1,303,020)	(17,545,986)	(2,653,899)	(32,784,178)

Net increase (decrease)	273,726	$3,750,441	(1,786,891)	$(22,187,503)

MM RetireSMART by JPMorgan 2030 Fund Class R4
Sold	915,602	$12,295,571	1,473,079	$17,944,061
Issued as reinvestment of dividends	178,415	2,355,074	85,644	1,001,177
Redeemed	(966,600)	(12,993,514)	(1,311,259)	(16,035,144)

Net increase (decrease)	127,417	$1,657,131	247,464	$2,910,094

100

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2030 Fund Class R3
Sold	1,131,474	$14,989,597	1,395,325	$16,807,395
Issued as reinvestment of dividends	290,750	3,791,380	139,858	1,615,362
Redeemed	(1,160,851)	(15,380,573)	(1,708,591)	(20,778,153)

Net increase (decrease)	261,373	$3,400,404	(173,408)	$(2,355,396)

MM RetireSMART by JPMorgan 2035 Fund Class I
Sold	539,886	$7,549,651	593,875	$7,551,583
Issued as reinvestment of dividends	70,790	961,325	25,687	310,561
Redeemed	(231,578)	(3,195,838)	(279,681)	(3,620,703)

Net increase (decrease)	379,098	$5,315,138	339,881	$4,241,441

MM RetireSMART by JPMorgan 2035 Fund Class R5
Sold	17,806	$245,589	21,514	$271,496
Issued as reinvestment of dividends	4,263	57,846	3,602	43,552
Redeemed	(88,816)	(1,205,126)	(106,594)	(1,385,566)

Net increase (decrease)	(66,747)	$(901,691)	(81,478)	$(1,070,518)

MM RetireSMART by JPMorgan 2035 Fund Service Class
Sold	257,433	$3,610,148	253,680	$3,247,941
Issued as reinvestment of dividends	68,326	937,439	35,089	428,786
Redeemed	(699,390)	(9,916,265)	(498,120)	(6,342,241)

Net increase (decrease)	(373,631)	$(5,368,678)	(209,351)	$(2,665,514)

MM RetireSMART by JPMorgan 2035 Fund Administrative Class
Sold	357,319	$4,985,718	565,400	$7,206,401
Issued as reinvestment of dividends	117,315	1,604,869	52,617	641,401
Redeemed	(321,176)	(4,487,000)	(633,700)	(8,000,974)

Net increase (decrease)	153,458	$2,103,587	(15,683)	$(153,172)

MM RetireSMART by JPMorgan 2035 Fund Class A
Sold	1,073,421	$14,862,853	403,052	$5,127,442
Issued as reinvestment of dividends	89,191	1,212,105	56,468	683,259
Redeemed	(743,768)	(10,296,857)	(1,065,335)	(13,593,170)

Net increase (decrease)	418,844	$5,778,101	(605,815)	$(7,782,469)

MM RetireSMART by JPMorgan 2035 Fund Class R4
Sold	1,042,384	$14,471,404	1,091,944	$13,721,777
Issued as reinvestment of dividends	195,912	2,648,724	78,331	944,541
Redeemed	(772,470)	(10,674,784)	(713,442)	(9,042,680)

Net increase (decrease)	465,826	$6,445,344	456,833	$5,623,638

MM RetireSMART by JPMorgan 2035 Fund Class R3
Sold	697,634	$9,615,964	1,021,700	$12,876,592
Issued as reinvestment of dividends	239,248	3,229,848	105,108	1,265,501
Redeemed	(705,387)	(9,722,580)	(1,122,269)	(14,303,752)

Net increase (decrease)	231,495	$3,123,232	4,539	$(161,659)

101

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2040 Fund Class I
Sold	676,399	$9,106,730	722,000	$8,680,893
Issued as reinvestment of dividends	52,694	695,562	10,276	119,196
Redeemed	(625,085)	(8,465,198)	(273,008)	(3,262,155)

Net increase (decrease)	104,008	$1,337,094	459,268	$5,537,934

MM RetireSMART by JPMorgan 2040 Fund Class R5
Sold	360,500	$4,836,097	779,167	$9,452,761
Issued as reinvestment of dividends	75,507	996,694	18,598	215,735
Redeemed	(1,258,054)	(17,078,307)	(203,115)	(2,542,131)

Net increase (decrease)	(822,047)	$(11,245,516)	594,650	$7,126,365

MM RetireSMART by JPMorgan 2040 Fund Service Class
Sold	892,528	$12,039,576	1,028,654	$12,599,925
Issued as reinvestment of dividends	241,325	3,192,736	123,326	1,433,052
Redeemed	(2,316,979)	(31,332,413)	(2,792,086)	(33,240,652)

Net increase (decrease)	(1,183,126)	$(16,100,101)	(1,640,106)	$(19,207,675)

MM RetireSMART by JPMorgan 2040 Fund Administrative Class
Sold	702,735	$9,461,777	1,356,420	$16,627,937
Issued as reinvestment of dividends	236,797	3,125,721	113,648	1,317,185
Redeemed	(1,189,134)	(15,972,188)	(3,111,262)	(38,620,834)

Net increase (decrease)	(249,602)	$(3,384,690)	(1,641,194)	$(20,675,712)

MM RetireSMART by JPMorgan 2040 Fund Class A
Sold	878,539	$11,759,186	681,726	$8,175,625
Issued as reinvestment of dividends	118,515	1,554,919	61,950	713,668
Redeemed	(903,594)	(12,008,953)	(1,974,228)	(23,835,875)

Net increase (decrease)	93,460	$1,305,152	(1,230,552)	$(14,946,582)

MM RetireSMART by JPMorgan 2040 Fund Class R4
Sold	745,996	$9,906,964	1,045,897	$12,478,542
Issued as reinvestment of dividends	134,673	1,753,444	51,271	586,936
Redeemed	(583,512)	(7,737,146)	(1,118,632)	(13,379,218)

Net increase (decrease)	297,157	$3,923,262	(21,464)	$(313,740)

MM RetireSMART by JPMorgan 2040 Fund Class R3
Sold	744,977	$9,778,296	1,150,127	$13,553,658
Issued as reinvestment of dividends	187,741	2,410,596	63,699	719,797
Redeemed	(737,013)	(9,652,135)	(1,076,671)	(12,773,283)

Net increase (decrease)	195,705	$2,536,757	137,155	$1,500,172

MM RetireSMART by JPMorgan 2045 Fund Class I
Sold	333,824	$4,787,061	243,323	$3,105,494
Issued as reinvestment of dividends	23,773	327,112	9,258	112,388
Redeemed	(135,391)	(1,893,239)	(83,334)	(1,089,817)

Net increase (decrease)	222,206	$3,220,934	169,247	$2,128,065

102

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2045 Fund Class R5
Sold	12,465	$173,862	7,569	$96,472
Issued as reinvestment of dividends	867	11,951	862	10,481
Redeemed	(18,894)	(261,012)	(21,529)	(285,523)

Net increase (decrease)	(5,562)	$(75,199)	(13,098)	$(178,570)

MM RetireSMART by JPMorgan 2045 Fund Service Class
Sold	280,443	$3,934,837	189,906	$2,415,188
Issued as reinvestment of dividends	40,660	559,484	22,931	278,582
Redeemed	(391,170)	(5,555,759)	(313,237)	(3,947,492)

Net increase (decrease)	(70,067)	$(1,061,438)	(100,400)	$(1,253,722)

MM RetireSMART by JPMorgan 2045 Fund Administrative Class
Sold	255,322	$3,594,635	342,724	$4,397,080
Issued as reinvestment of dividends	61,757	847,923	29,950	363,255
Redeemed	(218,144)	(3,064,992)	(223,555)	(2,879,884)

Net increase (decrease)	98,935	$1,377,566	149,119	$1,880,451

MM RetireSMART by JPMorgan 2045 Fund Class A
Sold	568,715	$7,929,380	341,329	$4,314,357
Issued as reinvestment of dividends	51,570	703,409	37,006	445,497
Redeemed	(405,333)	(5,634,301)	(641,601)	(8,104,421)

Net increase (decrease)	214,952	$2,998,488	(263,266)	$(3,344,567)

MM RetireSMART by JPMorgan 2045 Fund Class R4
Sold	526,617	$7,321,561	775,046	$9,808,099
Issued as reinvestment of dividends	105,169	1,427,149	49,417	592,437
Redeemed	(498,032)	(6,920,737)	(599,360)	(7,608,379)

Net increase (decrease)	133,754	$1,827,973	225,103	$2,792,157

MM RetireSMART by JPMorgan 2045 Fund Class R3
Sold	581,063	$8,042,815	784,876	$9,867,605
Issued as reinvestment of dividends	159,177	2,156,853	76,688	917,958
Redeemed	(511,354)	(7,069,390)	(585,301)	(7,486,584)

Net increase (decrease)	228,886	$3,130,278	276,263	$3,298,979

MM RetireSMART by JPMorgan 2050 Fund Class I
Sold	568,447	$5,649,088	201,489	$1,818,771
Issued as reinvestment of dividends	37,543	364,167	5,865	49,841
Redeemed	(405,656)	(4,068,685)	(80,552)	(736,387)

Net increase (decrease)	200,334	$1,944,570	126,802	$1,132,225

MM RetireSMART by JPMorgan 2050 Fund Class R5
Sold	471,827	$4,689,129	735,449	$6,560,326
Issued as reinvestment of dividends	81,844	793,066	18,666	158,474
Redeemed	(1,465,733)	(14,670,650)	(210,008)	(1,898,230)

Net increase (decrease)	(912,062)	$(9,188,455)	544,107	$4,820,570

103

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2050 Fund Service Class
Sold	1,172,387	$11,675,041	1,183,394	$10,601,493
Issued as reinvestment of dividends	201,506	1,954,614	77,320	657,064
Redeemed	(1,420,408)	(14,083,519)	(1,563,914)	(13,678,074)

Net increase (decrease)	(46,515)	$(453,864)	(303,200)	$(2,419,517)

MM RetireSMART by JPMorgan 2050 Fund Administrative Class
Sold	985,560	$9,814,591	1,409,494	$12,804,902
Issued as reinvestment of dividends	205,498	1,993,329	66,139	562,043
Redeemed	(613,021)	(6,069,328)	(1,554,299)	(14,178,660)

Net increase (decrease)	578,037	$5,738,592	(78,666)	$(811,715)

MM RetireSMART by JPMorgan 2050 Fund Class A
Sold	773,173	$7,618,871	659,863	$5,859,873
Issued as reinvestment of dividends	95,054	916,317	37,632	317,897
Redeemed	(840,294)	(8,245,568)	(1,068,758)	(9,624,896)

Net increase (decrease)	27,933	$289,620	(371,263)	$(3,447,126)

MM RetireSMART by JPMorgan 2050 Fund Class R4
Sold	677,266	$6,649,980	830,646	$7,360,356
Issued as reinvestment of dividends	109,316	1,049,431	38,688	325,666
Redeemed	(698,765)	(6,876,709)	(1,064,998)	(9,336,370)

Net increase (decrease)	87,817	$822,702	(195,664)	$(1,650,348)

MM RetireSMART by JPMorgan 2050 Fund Class R3
Sold	871,346	$8,498,338	1,144,321	$9,973,045
Issued as reinvestment of dividends	186,843	1,782,486	54,816	458,672
Redeemed	(794,601)	(7,678,466)	(927,383)	(8,287,152)

Net increase (decrease)	263,588	$2,602,358	271,754	$2,144,565

MM RetireSMART by JPMorgan 2055 Fund Class I
Sold	148,847	$1,756,478	134,575	$1,464,764
Issued as reinvestment of dividends	14,805	169,808	3,149	32,026
Redeemed	(34,752)	(409,172)	(43,155)	(472,472)

Net increase (decrease)	128,900	$1,517,114	94,569	$1,024,318

MM RetireSMART by JPMorgan 2055 Fund Class R5
Sold	24,941	$290,009	2,884	$30,833
Issued as reinvestment of dividends	127	1,452	223	2,274
Redeemed	(17,706)	(209,197)	(8,202)	(91,605)

Net increase (decrease)	7,362	$82,264	(5,095)	$(58,498)

MM RetireSMART by JPMorgan 2055 Fund Service Class
Sold	193,807	$2,287,839	164,702	$1,782,426
Issued as reinvestment of dividends	20,937	240,772	6,324	64,497
Redeemed	(112,392)	(1,338,173)	(81,419)	(882,229)

Net increase (decrease)	102,352	$1,190,438	89,607	$964,694

104

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2055 Fund Administrative Class
Sold	211,469	$2,487,189	266,649	$2,852,378
Issued as reinvestment of dividends	30,605	350,425	9,321	94,685
Redeemed	(148,432)	(1,745,288)	(90,098)	(970,056)

Net increase (decrease)	93,642	$1,092,326	185,872	$1,977,007

MM RetireSMART by JPMorgan 2055 Fund Class A
Sold	324,227	$3,799,084	164,255	$1,764,001
Issued as reinvestment of dividends	23,970	274,452	11,911	120,881
Redeemed	(185,135)	(2,180,079)	(167,601)	(1,744,084)

Net increase (decrease)	163,062	$1,893,457	8,565	$140,798

MM RetireSMART by JPMorgan 2055 Fund Class R4
Sold	390,949	$4,565,158	399,582	$4,248,375
Issued as reinvestment of dividends	43,001	490,643	14,322	145,061
Redeemed	(192,118)	(2,254,181)	(179,726)	(1,927,289)

Net increase (decrease)	241,832	$2,801,620	234,178	$2,466,147

MM RetireSMART by JPMorgan 2055 Fund Class R3
Sold	525,435	$6,128,526	711,922	$7,601,472
Issued as reinvestment of dividends	96,646	1,099,835	33,855	341,931
Redeemed	(274,930)	(3,193,200)	(490,960)	(5,310,974)

Net increase (decrease)	347,151	$4,035,161	254,817	$2,632,429

MM RetireSMART by JPMorgan 2060 Fund Class I
Sold	23,912	$279,266	53,949	$590,127
Issued as reinvestment of dividends	2,017	22,887	14	134
Redeemed	(5,676)	(66,302)	(22,972)	(258,760)

Net increase (decrease)	20,253	$235,851	30,991	$331,501

MM RetireSMART by JPMorgan 2060 Fund Class R5
Sold	72,685	$844,422	2,387	$25,244
Issued as reinvestment of dividends	158	1,796	-	-
Redeemed	(58,524)	(676,466)	(30)	(337)

Net increase (decrease)	14,319	$169,752	2,357	$24,907

MM RetireSMART by JPMorgan 2060 Fund Service Class
Sold	40,118	$463,919	13,098	$141,701
Issued as reinvestment of dividends	581	6,588	118	1,171
Redeemed	(8,700)	(99,823)	(319)	(3,336)

Net increase (decrease)	31,999	$370,684	12,897	$139,536

MM RetireSMART by JPMorgan 2060 Fund Administrative Class
Sold	10,429	$120,767	23,138	$241,840
Issued as reinvestment of dividends	1,144	12,957	372	3,683
Redeemed	(4,603)	(52,632)	(4,130)	(43,655)

Net increase (decrease)	6,970	$81,092	19,380	$201,868

105

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2060 Fund Class A
Sold	12,933	$148,080	2,420	$26,254
Issued as reinvestment of dividends	186	2,111	46	457
Redeemed	(1,176)	(13,669)	(1)	(11)

Net increase (decrease)	11,943	$136,522	2,465	$26,700

MM RetireSMART by JPMorgan 2060 Fund Class R4
Sold	7,605	$88,290	4,462	$47,799
Issued as reinvestment of dividends	261	2,954	8	77
Redeemed	(652)	(7,625)	(334)	(3,667)

Net increase (decrease)	7,214	$83,619	4,136	$44,209

MM RetireSMART by JPMorgan 2060 Fund Class R3
Sold	42,814	$493,529	20,530	$215,867
Issued as reinvestment of dividends	1,177	13,305	218	2,160
Redeemed	(4,602)	(53,445)	(4,219)	(45,171)

Net increase (decrease)	39,389	$453,389	16,529	$172,856

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $15 for MM RetireSMART by JPMorgan 2050 Fund during the year ended September 30, 2018.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2018, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$207,676,074	$2,637,440	$(5,405,122)	$(2,767,682)
MM RetireSMART Moderate Fund	268,998,036	6,624,973	(1,439,241)	5,185,732
MM RetireSMART Moderate Growth Fund	233,754,297	9,704,123	(847,030)	8,857,093
MM RetireSMART Growth Fund	117,732,529	3,917,300	(273,552)	3,643,748
MM RetireSMART by JPMorgan In Retirement Fund	76,868,611	1,016,009	(1,591,743)	(575,734)
MM RetireSMART by JPMorgan 2010 Fund	50,172,962	967,001	(1,428,903)	(461,902)
MM RetireSMART by JPMorgan 2015 Fund	72,364,551	417,416	(425,577)	(8,161)
MM RetireSMART by JPMorgan 2020 Fund	411,723,605	5,638,400	(1,682,619)	3,955,781
MM RetireSMART by JPMorgan 2025 Fund	277,840,146	6,657,121	(787,098)	5,870,023
MM RetireSMART by JPMorgan 2030 Fund	501,670,751	15,310,118	(1,252,060)	14,058,058
MM RetireSMART by JPMorgan 2035 Fund	220,313,409	8,310,299	(521,631)	7,788,668
MM RetireSMART by JPMorgan 2040 Fund	308,888,758	12,311,583	(736,658)	11,574,925
MM RetireSMART by JPMorgan 2045 Fund	133,386,166	5,426,875	(264,959)	5,161,916
MM RetireSMART by JPMorgan 2050 Fund	175,455,181	5,459,765	(337,694)	5,122,071
MM RetireSMART by JPMorgan 2055 Fund	54,007,850	1,467,039	(126,372)	1,340,667
MM RetireSMART by JPMorgan 2060 Fund	14,200,396	671,371	(33,406)	637,965

106

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2018, late year ordinary losses:

MM RetireSMART by JPMorgan 2045 Fund	$189,630
MM RetireSMART by JPMorgan 2050 Fund	134,534
MM RetireSMART by JPMorgan 2055 Fund	67,625

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$5,384,780	$-	$-
MM RetireSMART Moderate Fund	8,580,817	474,148	-
MM RetireSMART Moderate Growth Fund	8,681,114	2,395,146	-
MM RetireSMART Growth Fund	3,698,974	1,247,222	-
MM RetireSMART by JPMorgan In Retirement Fund	1,301,641	-	-
MM RetireSMART by JPMorgan 2010 Fund	1,061,605	-	-
MM RetireSMART by JPMorgan 2015 Fund	2,927,734	358,645	-
MM RetireSMART by JPMorgan 2020 Fund	13,185,359	414,946	-
MM RetireSMART by JPMorgan 2025 Fund	9,600,585	4,178,226	-
MM RetireSMART by JPMorgan 2030 Fund	17,811,125	1,685,635	-
MM RetireSMART by JPMorgan 2035 Fund	7,148,367	3,503,789	-
MM RetireSMART by JPMorgan 2040 Fund	10,821,217	2,910,711	-
MM RetireSMART by JPMorgan 2045 Fund	4,174,951	1,861,655	-
MM RetireSMART by JPMorgan 2050 Fund	5,949,608	2,903,802	-
MM RetireSMART by JPMorgan 2055 Fund	1,515,394	1,178,014	-
MM RetireSMART by JPMorgan 2060 Fund	452,146	210,963	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$3,676,535	$-	$234,856
MM RetireSMART Moderate Fund	5,768,694	-	-
MM RetireSMART Moderate Growth Fund	4,287,148	-	-
MM RetireSMART Growth Fund	1,185,044	66,713	-
MM RetireSMART by JPMorgan In Retirement Fund	1,904,432	-	-
MM RetireSMART by JPMorgan 2010 Fund	2,022,692	-	-

107

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART by JPMorgan 2015 Fund	$1,726,230	$4,516	$-
MM RetireSMART by JPMorgan 2020 Fund	8,500,772	-	1,056,702
MM RetireSMART by JPMorgan 2025 Fund	4,093,657	1,384,770	-
MM RetireSMART by JPMorgan 2030 Fund	9,494,980	-	-
MM RetireSMART by JPMorgan 2035 Fund	2,875,404	1,442,197	-
MM RetireSMART by JPMorgan 2040 Fund	5,106,275	-	-
MM RetireSMART by JPMorgan 2045 Fund	1,720,832	1,001,034	-
MM RetireSMART by JPMorgan 2050 Fund	2,361,943	167,714	-
MM RetireSMART by JPMorgan 2055 Fund	486,996	342,878	-
MM RetireSMART by JPMorgan 2060 Fund	178,319	268,668	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2018:

Amount
MM RetireSMART Conservative Fund	$21,941
MM RetireSMART Moderate Fund	54,254
MM RetireSMART Moderate Growth Fund	62,410
MM RetireSMART Growth Fund	32,139
MM RetireSMART by JPMorgan In Retirement Fund	9,990
MM RetireSMART by JPMorgan 2010 Fund	8,677
MM RetireSMART by JPMorgan 2015 Fund	11,775
MM RetireSMART by JPMorgan 2020 Fund	81,046
MM RetireSMART by JPMorgan 2025 Fund	56,171
MM RetireSMART by JPMorgan 2030 Fund	121,580
MM RetireSMART by JPMorgan 2035 Fund	49,885
MM RetireSMART by JPMorgan 2040 Fund	81,171
MM RetireSMART by JPMorgan 2045 Fund	31,450
MM RetireSMART by JPMorgan 2050 Fund	46,462
MM RetireSMART by JPMorgan 2055 Fund	11,474
MM RetireSMART by JPMorgan 2060 Fund	3,492

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2018, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$743,766	$3,721,290	$(33,033)	$(2,767,682)
MM RetireSMART Moderate Fund	497,831	17,222,469	(59,795)	5,185,732
MM RetireSMART Moderate Growth Fund	-	23,892,434	(47,559)	8,857,093
MM RetireSMART Growth Fund	-	12,589,719	(14,885)	3,643,748
MM RetireSMART by JPMorgan In Retirement Fund	2,540,335	988,967	(26,236)	(575,734)
MM RetireSMART by JPMorgan 2010 Fund	1,889,481	-	(24,592)	(461,902)
MM RetireSMART by JPMorgan 2015 Fund	-	3,594,661	(7,972)	(8,161)

108

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART by JPMorgan 2020 Fund	$579,612	$28,421,144	$(101,448)	$3,955,781
MM RetireSMART by JPMorgan 2025 Fund	-	21,791,148	(19,310)	5,870,023
MM RetireSMART by JPMorgan 2030 Fund	-	49,044,056	(92,217)	14,058,058
MM RetireSMART by JPMorgan 2035 Fund	21,803	20,323,173	(14,602)	7,788,668
MM RetireSMART by JPMorgan 2040 Fund	-	31,233,574	(55,806)	11,574,925
MM RetireSMART by JPMorgan 2045 Fund	-	13,149,717	(198,014)	5,161,916
MM RetireSMART by JPMorgan 2050 Fund	-	20,441,853	(151,717)	5,122,071
MM RetireSMART by JPMorgan 2055 Fund	-	5,161,689	(70,001)	1,340,667
MM RetireSMART by JPMorgan 2060 Fund	22,027	1,456,057	(738)	637,965

During the year ended September 30, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART Conservative Fund	$(1,050)	$(1,336,503)	$1,337,553
MM RetireSMART Moderate Fund	403	(3,543,060)	3,542,657
MM RetireSMART Moderate Growth Fund	322	(4,301,516)	4,301,194
MM RetireSMART Growth Fund	93	(2,144,055)	2,143,962
MM RetireSMART by JPMorgan In Retirement Fund	181	(628,059)	627,878
MM RetireSMART by JPMorgan 2010 Fund	(382,147)	(161,972)	544,119
MM RetireSMART by JPMorgan 2015 Fund	51	(824,168)	824,117
MM RetireSMART by JPMorgan 2020 Fund	(79,748)	(5,189,977)	5,269,725
MM RetireSMART by JPMorgan 2025 Fund	114	(3,907,146)	3,907,032
MM RetireSMART by JPMorgan 2030 Fund	614	(8,289,569)	8,288,955
MM RetireSMART by JPMorgan 2035 Fund	86	(3,535,702)	3,535,616
MM RetireSMART by JPMorgan 2040 Fund	371	(5,483,879)	5,483,508
MM RetireSMART by JPMorgan 2045 Fund	47	(1,992,691)	1,992,644
MM RetireSMART by JPMorgan 2050 Fund	107	(2,946,735)	2,946,628
MM RetireSMART by JPMorgan 2055 Fund	14	(726,939)	726,925
MM RetireSMART by JPMorgan 2060 Fund	5	(209,017)	209,012

The Funds did not have any unrecognized tax benefits at September 30, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

109

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2018, was as follows:

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART Conservative Fund
Barings Global Floating Rate Fund, Class Y*	$1,758,980	$1,092,339	$(998,779)	$(5,542)	$1,166	$1,848,164	193,525	$79,681	$-
MassMutual Premier Core Bond Fund, Class I	34,467,365	6,630,494	(8,698,239)	(622,857)	(527,143)	31,249,620	2,931,484	994,940	-
MassMutual Premier Disciplined Growth Fund, Class I	3,867,408	834,422	(5,046,241)	(508,062)	852,473	-	-	35,567	431,941
MassMutual Premier Disciplined Value Fund, Class I	3,791,618	826,564	(4,539,650)	(411,262)	332,730	-	-	75,426	379,724
MassMutual Premier High Yield Fund, Class I	5,994,832	1,946,908	(3,357,357)	(221,671)	(21,998)	4,340,714	468,254	348,700	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	4,215,100	7,473,099	(1,493,399)	(16,864)	(67,144)	10,110,792	987,382	111,701	-
MassMutual Premier International Equity Fund, Class I	2,209,435	3,007,952	(1,758,270)	(320,300)	269,621	3,408,438	262,389	31,846	-
MassMutual Premier Short-Duration Bond Fund, Class I	27,931,168	8,138,316	(11,477,340)	(230,015)	(78,151)	24,283,978	2,357,668	779,311	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	3,502,450	906,200	(1,643,342)	(416,612)	436,964	2,785,660	218,483	47,313	-
MassMutual Select Blue Chip Growth Fund, Class I	887,274	2,592,046	(584,052)	23,905	126,648	3,045,821	130,330	5,226	37,339
MassMutual Select Diversified Value Fund, Class I	986,704	2,577,775	(476,826)	(110,522)	12,311	2,989,442	221,769	22,375	252,264
MassMutual Select Equity Opportunities Fund, Class I	2,744,970	2,712,837	(2,875,041)	(344,061)	(83,192)	2,155,513	117,084	65,860	851,165
MassMutual Select Fundamental Growth Fund, Class I	776,460	1,065,481	(320,228)	102,287	39,064	1,663,064	169,527	6,927	53,049
MassMutual Select Fundamental Value Fund, Class I	877,456	2,193,771	(329,303)	(34,148)	1,828	2,709,604	227,125	14,486	115,716
MassMutual Select Growth Opportunities Fund, Class I	552,887	754,094	(259,030)	29,304	36,649	1,113,904	84,451	-	75,097
MassMutual Select Large Cap Value Fund, Class I***	809,478	76,261	(842,817)	(61,415)	18,493	-	-	14,209	35,176
MassMutual Select Mid Cap Growth Fund, Class I	913,691	1,349,922	(535,257)	(29,814)	100,865	1,799,407	74,664	-	41,295
MassMutual Select Mid-Cap Value Fund, Class I	1,414,613	1,019,683	(584,671)	(121,844)	36,626	1,764,407	125,581	18,060	178,620
MassMutual Select Overseas Fund, Class I	5,943,048	2,981,024	(1,995,170)	(462,802)	349,553	6,815,653	723,530	134,600	-
MassMutual Select Small Cap Growth Equity Fund, Class I	983,718	511,886	(779,347)	(30,498)	183,336	869,095	45,550	-	49,804
MassMutual Select Small Cap Value Equity Fund, Class I	1,352,861	480,443	(640,797)	(81,046)	83,286	1,194,747	65,972	6,254	133,593
MassMutual Select Small Company Value Fund, Class I	529,400	163,750	(646,056)	(83,514)	36,420	-	-	3,329	83,035
MassMutual Select Strategic Bond Fund, Class I	12,616,733	14,713,060	(3,604,047)	(611,604)	31,510	23,145,652	2,287,120	280,490	-
MassMutual Select Total Return Bond Fund, Class I	15,310,570	12,584,717	(4,233,214)	(293,384)	(220,388)	23,148,301	2,406,268	397,923	-

110

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART Conservative Fund (Continued)
MM Select Bond and Income Asset Fund, Class I	$42,391,736	$7,284,056	$(47,762,810)	$788,880	$(2,701,862)	$-	-	$1,371,865	$-
MM Select Equity Asset Fund, Class I	30,861,676	5,942,445	(24,531,459)	(3,033,316)	4,398,130	13,637,476	1,103,356	667,866	1,170,687
Oppenheimer International Bond Fund, Class I**	6,374,826	8,664,351	(5,792,371)	(229,188)	(202,971)	8,814,647	1,617,366	258,741	-
Oppenheimer Real Estate Fund, Class I**	505,141	4,341,825	(2,048,813)	15,439	2,236	2,815,828	112,814	12,860	17,275

	$214,571,598	$102,865,721	$(137,853,926)	$(7,320,526)	$3,447,060	$175,709,927		$5,785,556	$3,905,780

MM RetireSMART Moderate Fund
Barings Global Floating Rate Fund, Class Y*	$1,822,570	$403,777	$(690,700)	$(38,570)	$34,690	$1,531,767	160,394	$73,951	$-
MassMutual Premier Core Bond Fund, Class I	29,039,362	3,163,976	(9,531,451)	(388,959)	(534,217)	21,748,711	2,040,217	799,722	-
MassMutual Premier Disciplined Growth Fund, Class I	7,562,360	1,401,154	(9,621,653)	(1,042,184)	1,700,323	-	-	68,305	829,532
MassMutual Premier Disciplined Value Fund, Class I	7,322,560	1,545,155	(8,711,250)	(826,088)	669,623	-	-	144,394	726,943
MassMutual Premier High Yield Fund, Class I	5,768,011	1,042,175	(3,027,223)	(234,226)	24,395	3,573,132	385,451	304,697	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,562,514	4,919,507	(1,261,827)	(18,682)	(48,393)	7,153,119	698,547	89,740	-
MassMutual Premier International Equity Fund, Class I	5,787,713	7,006,922	(3,901,776)	(562,578)	449,629	8,779,910	675,898	76,655	-
MassMutual Premier Short-Duration Bond Fund, Class I	23,230,075	2,915,138	(8,898,050)	(245,095)	(19,045)	16,983,023	1,648,837	592,165	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	9,281,014	1,409,533	(3,133,952)	(819,674)	803,060	7,539,981	591,371	125,134	-
MassMutual Select Blue Chip Growth Fund, Class I	5,029,710	4,125,787	(1,302,352)	641,487	274,603	8,769,235	375,235	28,800	205,781
MassMutual Select Diversified Value Fund, Class I	4,808,414	5,997,751	(1,855,934)	(342,992)	(1,738)	8,605,501	638,390	120,966	1,363,828
MassMutual Select Equity Opportunities Fund, Class I	5,232,289	8,072,601	(6,544,029)	(648,400)	111,704	6,224,165	338,086	116,220	1,502,005
MassMutual Select Fundamental Growth Fund, Class I	4,414,629	1,201,319	(1,549,769)	540,373	187,876	4,794,428	488,729	38,179	292,403
MassMutual Select Fundamental Value Fund, Class I	4,267,544	4,812,808	(1,049,492)	(222,426)	(15,667)	7,792,767	653,208	78,321	625,629
MassMutual Select Growth Opportunities Fund, Class I	3,146,970	891,351	(1,185,300)	246,039	114,281	3,213,341	243,620	-	413,872
MassMutual Select Large Cap Value Fund, Class I***	3,930,558	451,952	(4,005,220)	(389,716)	12,426	-	-	76,785	189,942
MassMutual Select Mid Cap Growth Fund, Class I	2,386,466	3,540,008	(1,219,499)	(42,392)	218,490	4,883,073	202,617	-	105,251
MassMutual Select Mid-Cap Value Fund, Class I	3,788,463	2,264,113	(1,008,763)	(389,882)	135,654	4,789,585	340,896	46,764	462,503
MassMutual Select Overseas Fund, Class I	15,544,994	6,517,131	(4,280,072)	(762,969)	518,709	17,537,793	1,861,761	323,580	-
MassMutual Select Small Cap Growth Equity Fund, Class I	2,662,642	709,644	(1,451,179)	96,817	349,299	2,367,223	124,068	-	132,043
MassMutual Select Small Cap Value Equity Fund, Class I	3,681,096	1,073,314	(1,514,512)	(160,645)	171,887	3,251,140	179,522	16,564	353,822
MassMutual Select Small Company Value Fund, Class I	1,422,424	446,183	(1,743,603)	(264,896)	139,892	-	-	8,854	220,818

111

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART Moderate Fund (Continued)
MassMutual Select Strategic Bond Fund, Class I	$10,658,587	$9,083,340	$(3,141,777)	$(484,866)	$26,143	$16,141,427	1,595,003	$225,382	$-
MassMutual Select Total Return Bond Fund, Class I	12,934,319	8,080,588	(4,460,380)	(168,716)	(241,300)	16,144,511	1,678,224	318,005	-
MM Select Bond and Income Asset Fund, Class I	35,548,824	3,078,759	(37,177,538)	681,236	(2,131,281)	-	-	1,026,655	-
MM Select Equity Asset Fund, Class I	85,320,078	11,213,597	(61,010,773)	(7,329,646)	11,021,944	39,215,200	3,172,751	1,815,139	3,181,714
Oppenheimer International Bond Fund, Class I**	5,323,818	3,308,192	(2,074,174)	(369,684)	49,977	6,238,129	1,144,611	197,913	-
Oppenheimer Real Estate Fund, Class I**	1,213,278	6,851,278	(467,637)	79,017	(17,850)	7,658,086	306,814	32,645	40,234

	$304,691,282	$105,527,053	$(185,819,885)	$(13,468,317)	$14,005,114	$224,935,247		$6,745,535	$10,646,320

MM RetireSMART Moderate Growth Fund
Barings Global Floating Rate Fund, Class Y*	$780,202	$181,981	$(358,200)	$(24,644)	$23,304	$602,643	63,104	$29,436	$-
MassMutual Premier Core Bond Fund, Class I	8,022,999	2,715,329	(2,514,669)	(157,547)	(123,845)	7,942,267	745,053	239,642	-
MassMutual Premier Disciplined Growth Fund, Class I	5,522,901	1,037,685	(6,889,250)	(726,536)	1,055,200	-	-	50,198	609,636
MassMutual Premier Disciplined Value Fund, Class I	5,313,435	1,082,803	(6,297,766)	(579,357)	480,885	-	-	105,982	533,558
MassMutual Premier High Yield Fund, Class I	2,502,764	699,237	(1,700,065)	(115,102)	16,334	1,403,168	151,367	131,696	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,039,574	1,922,788	(298,533)	(9,081)	(12,437)	2,642,311	258,038	28,861	-
MassMutual Premier International Equity Fund, Class I	6,803,915	7,777,837	(4,455,418)	(555,706)	437,002	10,007,630	770,410	86,569	-
MassMutual Premier Short-Duration Bond Fund, Class I	8,900,218	2,626,434	(5,220,176)	(66,734)	(31,803)	6,207,939	602,713	201,525	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	10,939,335	1,954,998	(4,027,085)	(1,040,811)	1,047,141	8,873,578	695,967	150,190	-
MassMutual Select Blue Chip Growth Fund, Class I	8,337,525	3,080,567	(2,327,729)	1,016,359	487,831	10,594,553	453,340	47,455	339,077
MassMutual Select Diversified Value Fund, Class I	7,705,558	10,127,013	(6,808,324)	(919,302)	276,148	10,381,093	770,111	198,464	2,237,587
MassMutual Select Equity Opportunities Fund, Class I	4,725,347	5,048,826	(1,557,035)	(784,120)	153,282	7,586,300	412,075	100,069	1,293,271
MassMutual Select Fundamental Growth Fund, Class I	7,320,537	2,444,288	(5,198,130)	332,821	910,213	5,809,729	592,225	62,909	481,802
MassMutual Select Fundamental Value Fund, Class I	6,834,569	5,702,901	(2,682,602)	(320,667)	(139,878)	9,394,323	787,454	128,506	1,026,508
MassMutual Select Growth Opportunities Fund, Class I	5,219,012	1,993,401	(3,948,066)	39,195	594,800	3,898,342	295,553	-	682,026
MassMutual Select Large Cap Value Fund, Class I***	6,292,706	938,093	(6,722,160)	(523,697)	15,058	-	-	125,997	311,926
MassMutual Select Mid Cap Growth Fund, Class I	2,829,759	4,206,949	(1,479,148)	(35,709)	244,530	5,766,381	239,269	-	122,887
MassMutual Select Mid-Cap Value Fund, Class I	4,573,541	3,515,851	(2,143,059)	(428,340)	115,706	5,633,699	400,975	56,603	559,802
MassMutual Select Overseas Fund, Class I	18,266,260	6,876,904	(4,923,745)	(757,754)	498,255	19,959,920	2,118,887	365,146	-
MassMutual Select Small Cap Growth Equity Fund, Class I	3,201,369	1,159,716	(2,089,006)	(13,410)	526,832	2,785,501	145,991	-	158,756

112

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Small Cap Value Equity Fund, Class I	$4,441,745	$1,343,710	$(1,961,348)	$(203,163)	$213,175	$3,834,119	211,713	$19,956	$426,302
MassMutual Select Small Company Value Fund, Class I	1,700,272	541,535	(2,091,760)	(347,689)	197,642	-	-	10,593	264,203
MassMutual Select Strategic Bond Fund, Class I	2,983,984	3,747,253	(677,326)	(164,719)	13,615	5,902,807	583,281	67,606	-
MassMutual Select Total Return Bond Fund, Class I	3,609,255	3,242,002	(825,035)	(86,681)	(35,991)	5,903,550	613,675	96,495	-
MM Select Bond and Income Asset Fund, Class I	11,587,457	1,799,682	(12,887,915)	150,238	(649,462)	-	-	354,573	-
MM Select Equity Asset Fund, Class I	103,336,590	12,647,087	(73,062,245)	(8,778,160)	13,252,098	47,395,370	3,834,577	2,201,619	3,859,167
Oppenheimer International Bond Fund, Class I**	2,943,546	1,435,434	(1,799,505)	(203,277)	104,878	2,481,076	455,243	91,288	-
Oppenheimer Real Estate Fund, Class I**	1,434,918	8,048,532	(522,677)	79,749	(7,772)	9,032,750	361,889	38,293	48,029

	$257,169,293	$97,898,836	$(165,467,977)	$(15,223,844)	$19,662,741	$194,039,049		$4,989,671	$12,954,537

MM RetireSMART Growth Fund
Barings Global Floating Rate Fund, Class Y*	$58,567	$2,424	$(23,056)	$(1,390)	$1,263	$37,808	3,959	$2,424	$-
MassMutual Premier Core Bond Fund, Class I	919,469	368,132	(779,189)	(21,952)	(8,160)	478,300	44,869	25,781	-
MassMutual Premier Disciplined Growth Fund, Class I	1,171,678	358,760	(1,637,662)	(133,166)	240,390	-	-	10,945	132,933
MassMutual Premier Disciplined Value Fund, Class I	1,131,017	376,856	(1,483,074)	(86,699)	61,900	-	-	23,139	116,492
MassMutual Premier High Yield Fund, Class I	210,057	126,025	(244,133)	(7,791)	3,745	87,903	9,482	5,562	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	359,724	346,721	(347,394)	(1,396)	(4,914)	352,741	34,447	9,254	-
MassMutual Premier International Equity Fund, Class I	3,365,420	4,831,906	(2,339,409)	(382,710)	291,540	5,766,747	443,937	44,380	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,156,785	489,726	(1,252,083)	(9,407)	(3,804)	381,217	37,011	21,518	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	5,311,118	1,920,882	(2,037,778)	(566,109)	503,046	5,131,159	402,444	77,894	-
MassMutual Select Blue Chip Growth Fund, Class I	4,958,656	1,635,232	(1,365,230)	631,880	266,553	6,127,091	262,178	28,462	203,364
MassMutual Select Diversified Value Fund, Class I	4,628,738	6,855,959	(5,122,381)	(492,483)	105,384	5,975,217	443,265	119,149	1,343,356
MassMutual Select Equity Opportunities Fund, Class I	2,126,619	3,181,194	(689,708)	(293,703)	46,142	4,370,544	237,401	48,180	622,667
MassMutual Select Fundamental Growth Fund, Class I	4,355,120	1,412,896	(3,133,729)	191,678	527,854	3,353,819	341,878	37,734	288,997
MassMutual Select Fundamental Value Fund, Class I	4,107,488	3,310,280	(1,707,266)	(200,272)	(77,626)	5,432,604	455,373	77,163	616,374
MassMutual Select Growth Opportunities Fund, Class I	3,104,050	1,086,138	(2,301,314)	11,799	345,699	2,246,372	170,309	-	409,141
MassMutual Select Large Cap Value Fund, Class I***	3,779,687	570,195	(4,052,588)	(303,027)	5,733	-	-	75,656	187,412
MassMutual Select Mid Cap Growth Fund, Class I	1,420,405	2,520,560	(725,914)	(26,151)	137,692	3,326,592	138,033	-	66,073
MassMutual Select Mid-Cap Value Fund, Class I	2,265,016	1,763,591	(602,157)	(261,754)	99,000	3,263,696	232,292	28,858	285,396

113

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART Growth Fund (Continued)
MassMutual Select Overseas Fund, Class I	$9,049,448	$5,094,477	$(2,420,420)	$(468,561)	$281,952	$11,536,896	1,224,724	$187,483	$-
MassMutual Select Small Cap Growth Equity Fund, Class I	1,611,124	715,382	(1,000,260)	(3,257)	284,638	1,607,627	84,257	-	82,576
MassMutual Select Small Cap Value Equity Fund, Class I	2,226,224	968,207	(990,908)	(130,122)	134,761	2,208,162	121,931	10,349	221,062
MassMutual Select Small Company Value Fund, Class I	858,453	381,822	(1,161,565)	(138,162)	59,452	-	-	5,543	138,257
MassMutual Select Strategic Bond Fund, Class I	338,837	197,369	(157,790)	(13,576)	(1,490)	363,350	35,904	7,259	-
MassMutual Select Total Return Bond Fund, Class I	408,398	745,526	(781,293)	455	(9,661)	363,425	37,778	10,030	-
MM Select Bond and Income Asset Fund, Class I	1,497,871	262,131	(1,708,615)	12,203	(63,590)	-	-	35,167	-
MM Select Equity Asset Fund, Class I	52,196,196	12,834,693	(39,926,093)	(4,804,517)	7,099,131	27,399,410	2,216,781	1,142,994	2,003,526
Oppenheimer International Bond Fund, Class I**	189,753	89,438	(116,397)	(12,565)	2,331	152,560	27,993	6,441	-
Oppenheimer Real Estate Fund, Class I**	777,059	4,681,347	(297,832)	47,252	(6,955)	5,200,871	208,368	20,858	25,612

	$113,582,977	$57,127,869	$(78,405,238)	$(7,463,503)	$10,322,006	$95,164,111		$2,062,223	$6,743,238

MM RetireSMART by JPMorgan In Retirement Fund
Barings Global Floating Rate Fund, Class Y*	$644,764	$1,493,717	$(227,487)	$(1,101)	$(454)	$1,909,439	199,941	$28,553	$-
MassMutual Premier Core Bond Fund, Class I	10,796,784	7,777,887	(3,784,821)	(262,642)	(97,011)	14,430,197	1,353,677	309,454	-
MassMutual Premier Disciplined Growth Fund, Class I	1,837,854	604,110	(2,592,157)	(256,203)	406,396	-	-	16,920	205,467
MassMutual Premier Disciplined Value Fund, Class I	1,796,358	599,881	(2,354,811)	(205,988)	164,560	-	-	35,857	180,517
MassMutual Premier High Yield Fund, Class I	2,014,865	5,367,218	(1,308,786)	(58,657)	(15,060)	5,999,580	647,204	113,783	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	4,390,450	4,228,994	(1,663,311)	(109,485)	16,482	6,863,130	670,228	121,480	-
MassMutual Premier International Equity Fund, Class I	1,008,737	1,174,175	(597,226)	(134,348)	105,549	1,556,887	119,853	14,597	-
MassMutual Premier Short-Duration Bond Fund, Class I	10,151,326	3,820,693	(13,846,543)	(82,973)	(42,503)	-	-	283,479	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,556,987	505,047	(889,088)	(229,291)	236,284	1,179,939	92,544	21,205	-
MassMutual Select Blue Chip Growth Fund, Class I	303,452	1,355,221	(241,837)	16,685	35,989	1,469,510	62,880	1,817	12,983
MassMutual Select Diversified Value Fund, Class I	364,528	1,383,751	(232,235)	(29,358)	(14,686)	1,472,000	109,199	7,857	88,582
MassMutual Select Equity Opportunities Fund, Class I	1,294,406	943,512	(943,251)	(227,300)	5,130	1,072,497	58,256	31,503	407,143
MassMutual Select Fundamental Growth Fund, Class I	264,171	639,552	(144,854)	24,831	21,131	804,831	82,042	2,406	18,432
MassMutual Select Fundamental Value Fund, Class I	325,706	1,181,724	(140,678)	(26,598)	(2,573)	1,337,581	112,119	5,090	40,656
MassMutual Select Growth Opportunities Fund, Class I	188,471	441,032	(118,843)	7,167	15,866	533,693	40,462	-	26,106
MassMutual Select Large Cap Value Fund, Class I***	301,629	26,430	(318,320)	(15,974)	6,235	-	-	4,995	12,374

114

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan In Retirement Fund (Continued)
MassMutual Select Mid Cap Growth Fund, Class I	$414,094	$405,735	$(265,174)	$(6,944)	$35,550	$583,261	24,202	$-	$18,449
MassMutual Select Mid-Cap Value Fund, Class I	645,170	290,377	(313,493)	(38,989)	1,434	584,499	41,601	8,216	81,258
MassMutual Select Overseas Fund, Class I	2,710,548	1,618,636	(1,175,445)	(251,141)	208,347	3,110,945	330,249	61,659	-
MassMutual Select Small Cap Growth Equity Fund, Class I	442,438	293,507	(352,548)	(10,564)	78,577	451,410	23,659	-	22,343
MassMutual Select Small Cap Value Equity Fund, Class I	609,525	310,956	(326,619)	(34,335)	32,179	591,706	32,673	2,808	59,988
MassMutual Select Small Company Value Fund, Class I	237,286	101,895	(317,325)	(34,463)	12,607	-	-	1,489	37,151
MassMutual Select Strategic Bond Fund, Class I	3,952,998	2,380,381	(1,429,590)	(200,355)	14,179	4,717,613	466,167	86,996	-
MassMutual Select Total Return Bond Fund, Class I	4,781,613	1,876,302	(1,768,566)	(91,075)	(75,980)	4,722,294	490,883	122,715	-
MM Select Bond and Income Asset Fund, Class I	15,281,158	4,086,904	(18,680,198)	309,801	(997,665)	-	-	483,807	-
MM Select Equity Asset Fund, Class I	13,784,069	3,857,896	(11,515,644)	(1,419,431)	1,995,509	6,702,399	542,265	298,695	523,576
Oppenheimer International Bond Fund, Class I**	2,267,140	527,527	(2,644,678)	(55,271)	(94,718)	-	-	89,427	-
Oppenheimer Real Estate Fund, Class I**	208,719	216,797	(425,357)	(1,906)	1,747	-	-	5,274	7,694

	$82,575,246	$47,509,857	$(68,618,885)	$(3,425,908)	$2,053,101	$60,093,411		$2,160,082	$1,742,719

MM RetireSMART by JPMorgan 2010 Fund
Barings Global Floating Rate Fund, Class Y*	$513,410	$950,491	$(213,322)	$(883)	$(302)	$1,249,394	130,827	$21,718	$-
MassMutual Premier Core Bond Fund, Class I	7,625,759	4,747,207	(2,730,497)	(171,065)	(72,860)	9,398,544	881,665	213,061	-
MassMutual Premier Disciplined Growth Fund, Class I	1,476,317	244,771	(1,833,827)	(180,124)	292,863	-	-	13,141	159,585
MassMutual Premier Disciplined Value Fund, Class I	1,437,038	240,433	(1,638,332)	(124,464)	85,325	-	-	27,806	139,986
MassMutual Premier High Yield Fund, Class I	1,582,846	3,487,560	(1,102,509)	(56,769)	(4,617)	3,906,511	421,414	84,210	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,101,876	2,642,996	(1,214,643)	(57,698)	(3,792)	4,468,739	436,400	83,609	-
MassMutual Premier International Equity Fund, Class I	923,539	629,605	(527,009)	(106,714)	90,485	1,009,906	77,745	12,532	-
MassMutual Premier Short-Duration Bond Fund, Class I	7,004,489	1,447,407	(8,363,818)	(72,484)	(15,594)	-	-	189,495	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,441,144	201,855	(886,420)	(197,111)	208,248	767,716	60,213	18,976	-
MassMutual Select Blue Chip Growth Fund, Class I	487,925	668,870	(276,163)	15,583	60,965	957,180	40,958	2,740	19,579
MassMutual Select Diversified Value Fund, Class I	506,967	800,207	(292,036)	(40,941)	(15,650)	958,547	71,109	11,633	131,152
MassMutual Select Equity Opportunities Fund, Class I	1,048,154	511,407	(688,056)	(197,853)	21,779	695,431	37,775	24,037	310,654
MassMutual Select Fundamental Growth Fund, Class I	427,759	222,834	(189,083)	36,414	26,173	524,097	53,425	3,634	27,829
MassMutual Select Fundamental Value Fund, Class I	450,584	630,044	(172,225)	(31,300)	(5,853)	871,250	73,030	7,531	60,151

115

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2010 Fund (Continued)
MassMutual Select Growth Opportunities Fund, Class I	$305,010	$160,925	$(148,425)	$9,087	$20,930	$347,527	26,348	$-	$39,389
MassMutual Select Large Cap Value Fund, Class I***	415,990	37,051	(434,306)	(26,014)	7,279	-	-	7,388	18,279
MassMutual Select Mid Cap Growth Fund, Class I	378,038	216,764	(238,488)	(13,700)	37,733	380,347	15,782	-	15,987
MassMutual Select Mid-Cap Value Fund, Class I	594,981	166,097	(356,374)	(49,980)	17,006	371,730	26,458	7,340	72,592
MassMutual Select Overseas Fund, Class I	2,480,362	634,673	(1,060,701)	(217,167)	186,290	2,023,457	214,804	52,922	-
MassMutual Select Small Cap Growth Equity Fund, Class I	411,983	156,439	(332,777)	(28,106)	86,421	293,960	15,407	-	20,042
MassMutual Select Small Cap Value Equity Fund, Class I	569,321	138,945	(320,434)	(41,284)	39,221	385,769	21,301	2,524	53,932
MassMutual Select Small Company Value Fund, Class I	220,550	59,088	(259,935)	(39,917)	20,214	-	-	1,330	33,168
MassMutual Select Strategic Bond Fund, Class I	2,798,712	1,436,142	(1,035,790)	(140,835)	14,394	3,072,623	303,619	59,930	-
MassMutual Select Total Return Bond Fund, Class I	3,383,507	1,039,742	(1,235,391)	(62,980)	(49,197)	3,075,681	319,717	84,774	-
MM Select Bond and Income Asset Fund, Class I	10,707,408	1,438,147	(11,705,010)	214,292	(654,837)	-	-	309,926	-
MM Select Equity Asset Fund, Class I	12,978,218	1,627,748	(10,735,945)	(1,371,427)	1,867,115	4,365,709	353,213	271,123	475,245
Oppenheimer International Bond Fund, Class I**	1,595,645	145,833	(1,640,650)	(38,915)	(61,913)	-	-	59,648	-
Oppenheimer Real Estate Fund, Class I**	185,746	180,165	(366,954)	(1,378)	2,421	-	-	4,455	6,573

	$65,053,278	$24,863,446	$(49,999,120)	$(2,993,733)	$2,200,247	$39,124,118		$1,575,483	$1,584,143

MM RetireSMART by JPMorgan 2015 Fund
Barings Global Floating Rate Fund, Class Y*	$630,905	$1,399,112	$(217,166)	$(9,063)	$7,640	$1,811,428	189,678	$27,334	$-
MassMutual Premier Core Bond Fund, Class I	8,741,019	7,600,919	(2,392,004)	(256,990)	(10,735)	13,682,209	1,283,509	241,050	-
MassMutual Premier Disciplined Growth Fund, Class I	1,899,154	366,144	(2,430,156)	(230,751)	395,609	-	-	16,722	203,082
MassMutual Premier Disciplined Value Fund, Class I	1,842,327	362,279	(2,166,315)	(163,936)	125,645	-	-	35,354	177,985
MassMutual Premier High Yield Fund, Class I	1,912,927	4,954,251	(1,111,921)	(61,235)	(2,597)	5,691,425	613,962	99,151	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,561,148	4,087,089	(1,069,064)	(66,293)	(2,260)	6,510,620	635,803	94,822	-
MassMutual Premier International Equity Fund, Class I	1,281,236	831,671	(606,391)	(139,139)	109,558	1,476,935	113,698	16,910	-
MassMutual Premier Short-Duration Bond Fund, Class I	7,936,680	1,880,477	(9,730,263)	(76,346)	(10,548)	-	-	211,694	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	2,009,907	352,748	(1,242,994)	(231,445)	231,128	1,119,344	87,792	26,186	-
MassMutual Select Blue Chip Growth Fund, Class I	826,161	767,510	(338,362)	65,026	73,032	1,393,367	59,622	4,562	32,592
MassMutual Select Diversified Value Fund, Class I	822,191	1,004,276	(344,634)	(70,973)	(14,463)	1,396,397	103,590	19,256	217,105
MassMutual Select Equity Opportunities Fund, Class I	1,353,413	688,391	(818,594)	(260,502)	54,703	1,017,411	55,264	30,220	390,558

116

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2015 Fund (Continued)
MassMutual Select Fundamental Growth Fund, Class I	$724,755	$160,913	$(235,323)	$76,207	$36,941	$763,493	77,828	$6,047	$46,312
MassMutual Select Fundamental Value Fund, Class I	731,646	784,896	(192,229)	(53,000)	(3,033)	1,268,280	106,310	12,470	99,607
MassMutual Select Growth Opportunities Fund, Class I	517,957	155,749	(223,927)	22,236	34,262	506,277	38,383	-	65,561
MassMutual Select Large Cap Value Fund, Class I***	676,112	70,156	(718,915)	(35,589)	8,236	-	-	12,240	30,341
MassMutual Select Mid Cap Growth Fund, Class I	522,139	281,425	(287,532)	(11,397)	48,594	553,229	22,956	-	21,826
MassMutual Select Mid-Cap Value Fund, Class I	823,112	244,625	(476,026)	(69,947)	27,403	549,167	39,087	10,042	99,314
MassMutual Select Overseas Fund, Class I	3,430,165	665,343	(1,099,167)	(304,259)	252,789	2,944,871	312,619	71,308	-
MassMutual Select Small Cap Growth Equity Fund, Class I	574,716	186,230	(420,699)	(36,042)	124,020	428,225	22,444	-	27,652
MassMutual Select Small Cap Value Equity Fund, Class I	792,908	150,939	(386,360)	(65,605)	69,076	560,958	30,975	3,481	74,357
MassMutual Select Small Company Value Fund, Class I	307,478	91,543	(373,409)	(58,924)	33,312	-	-	1,838	45,849
MassMutual Select Strategic Bond Fund, Class I	3,208,458	2,327,191	(917,987)	(169,891)	25,302	4,473,073	442,003	67,913	-
MassMutual Select Total Return Bond Fund, Class I	3,879,931	1,827,984	(1,105,711)	(92,138)	(32,552)	4,477,514	465,438	95,875	-
MM Select Bond and Income Asset Fund, Class I	12,232,531	2,012,192	(13,718,951)	236,940	(762,712)	-	-	374,279	-
MM Select Equity Asset Fund, Class I	18,195,115	2,774,128	(15,393,306)	(1,953,912)	2,733,090	6,355,115	514,168	376,619	660,166
Oppenheimer International Bond Fund, Class I**	1,833,110	208,583	(1,915,163)	(41,455)	(85,075)	-	-	71,646	-
Oppenheimer Real Estate Fund, Class I**	254,364	273,465	(530,541)	(520)	3,232	-	-	6,633	9,016

	$81,521,565	$36,510,229	$(60,463,110)	$(4,058,943)	$3,469,597	$56,979,338		$1,933,652	$2,201,323

MM RetireSMART by JPMorgan 2020 Fund
Barings Global Floating Rate Fund, Class Y*	$2,994,289	$4,615,278	$(906,701)	$(64,481)	$57,326	$6,695,711	701,122	$132,943	$-
MassMutual Premier Core Bond Fund, Class I	41,202,181	46,608,361	(11,161,456)	(825,176)	(451,366)	75,372,544	7,070,595	1,171,745	-
MassMutual Premier Disciplined Growth Fund, Class I	11,738,296	2,055,653	(14,805,292)	(1,690,215)	2,701,558	-	-	104,861	1,273,495
MassMutual Premier Disciplined Value Fund, Class I	11,375,616	2,025,849	(13,157,933)	(1,398,786)	1,155,254	-	-	221,746	1,116,365
MassMutual Premier High Yield Fund, Class I	9,210,150	26,436,136	(5,291,215)	(348,938)	34,177	30,040,310	3,240,594	494,753	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	16,736,347	12,441,780	(5,178,965)	(397,509)	62,964	23,664,617	2,310,998	457,487	-
MassMutual Premier International Equity Fund, Class I	8,813,385	6,735,201	(4,500,687)	(824,338)	618,237	10,841,798	834,626	114,770	-
MassMutual Premier Short-Duration Bond Fund, Class I	37,668,612	8,168,316	(45,423,810)	(356,387)	(56,731)	-	-	1,002,886	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	13,997,559	2,194,087	(7,787,554)	(1,937,241)	1,935,953	8,402,804	659,043	185,626	-
MassMutual Select Blue Chip Growth Fund, Class I	7,329,691	4,097,467	(2,709,075)	483,687	736,381	9,938,151	425,253	40,729	291,020

117

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2020 Fund (Continued)
MassMutual Select Diversified Value Fund, Class I	$7,038,498	$8,231,085	$(4,877,852)	$(723,144)	$283,831	$9,952,418	738,310	$171,145	$1,929,577
MassMutual Select Equity Opportunities Fund, Class I	8,183,850	3,769,111	(3,463,122)	(1,434,187)	183,602	7,239,254	393,224	181,260	2,342,559
MassMutual Select Fundamental Growth Fund, Class I	6,433,924	982,476	(2,953,473)	562,547	403,862	5,429,336	553,449	53,992	413,506
MassMutual Select Fundamental Value Fund, Class I	6,247,713	4,919,044	(1,623,775)	(584,125)	87,304	9,046,161	758,270	110,822	885,248
MassMutual Select Growth Opportunities Fund, Class I	4,585,816	1,049,368	(2,467,411)	126,817	313,642	3,608,232	273,558	-	585,257
MassMutual Select Large Cap Value Fund, Class I***	5,755,886	532,493	(5,730,579)	(632,128)	74,328	-	-	108,667	269,028
MassMutual Select Mid Cap Growth Fund, Class I	3,627,385	2,166,948	(2,027,957)	(141,676)	396,609	4,021,309	166,859	-	152,878
MassMutual Select Mid-Cap Value Fund, Class I	5,782,619	1,599,197	(3,049,381)	(637,118)	330,324	4,025,641	286,522	71,082	703,007
MassMutual Select Overseas Fund, Class I	23,669,631	5,981,183	(7,618,227)	(1,564,702)	1,209,106	21,676,991	2,301,167	484,966	-
MassMutual Select Small Cap Growth Equity Fund, Class I	4,040,637	1,192,632	(2,919,286)	(219,686)	834,534	2,928,831	153,503	-	196,396
MassMutual Select Small Cap Value Equity Fund, Class I	5,597,401	1,071,911	(2,827,972)	(412,997)	428,509	3,856,852	212,968	24,750	528,706
MassMutual Select Small Company Value Fund, Class I	2,157,101	601,892	(2,574,931)	(429,499)	245,437	-	-	13,037	325,147
MassMutual Select Strategic Bond Fund, Class I	15,159,340	14,476,301	(4,330,925)	(736,005)	44,628	24,613,339	2,432,148	329,971	-
MassMutual Select Total Return Bond Fund, Class I	18,313,019	11,973,447	(5,051,070)	(364,982)	(232,517)	24,637,897	2,561,112	469,775	-
MM Select Bond and Income Asset Fund, Class I	61,478,689	8,089,853	(67,029,446)	996,918	(3,536,014)	-	-	1,801,297	-
MM Select Equity Asset Fund, Class I	125,480,017	17,352,134	(102,869,174)	(12,993,392)	18,373,017	45,342,602	3,668,495	2,685,196	4,706,817
Oppenheimer International Bond Fund, Class I**	8,600,004	1,056,882	(9,044,384)	(198,041)	(414,461)	-	-	344,119	-
Oppenheimer Real Estate Fund, Class I**	1,754,881	1,819,016	(3,591,819)	(12,509)	30,431	-	-	45,323	61,955

	$474,972,537	$202,243,101	$(344,973,472)	$(26,757,293)	$25,849,925	$331,334,798		$10,822,948	$15,780,961

MM RetireSMART by JPMorgan 2025 Fund
Barings Global Floating Rate Fund, Class Y*	$1,294,925	$192,269	$(346,412)	$(25,124)	$21,788	$1,137,446	119,104	$60,547	$-
MassMutual Premier Core Bond Fund, Class I	15,704,032	33,357,172	(2,683,989)	(461,008)	(29,665)	45,886,542	4,304,554	472,934	-
MassMutual Premier Disciplined Growth Fund, Class I	6,666,186	1,566,448	(8,882,323)	(830,686)	1,480,375	-	-	61,951	752,372
MassMutual Premier Disciplined Value Fund, Class I	6,460,108	1,586,681	(7,930,975)	(663,301)	547,487	-	-	131,111	660,067
MassMutual Premier High Yield Fund, Class I	4,245,037	15,984,702	(1,966,064)	(144,177)	12,538	18,132,036	1,955,991	234,454	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	6,679,436	1,799,726	(4,363,551)	(55,484)	(85,336)	3,974,791	388,163	190,910	-
MassMutual Premier International Equity Fund, Class I	5,948,810	6,514,037	(2,762,665)	(653,446)	454,833	9,501,569	731,453	78,634	-
MassMutual Premier Short-Duration Bond Fund, Class I	16,254,828	3,494,961	(19,592,529)	(141,924)	(15,336)	-	-	419,773	-

118

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2025 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	$9,648,137	$2,084,729	$(4,146,383)	$(1,163,925)	$1,077,186	$7,499,744	588,215	$132,576	$-
MassMutual Select Blue Chip Growth Fund, Class I	6,088,743	2,802,624	(1,497,654)	700,093	404,068	8,497,874	363,623	34,931	249,591
MassMutual Select Diversified Value Fund, Class I	5,716,790	7,744,357	(4,670,858)	(626,490)	337,131	8,500,930	630,633	146,400	1,650,595
MassMutual Select Equity Opportunities Fund, Class I	4,859,153	2,959,654	(948,432)	(816,993)	109,395	6,162,777	334,752	107,898	1,394,456
MassMutual Select Fundamental Growth Fund, Class I	5,346,116	1,151,415	(2,731,679)	412,481	459,119	4,637,452	472,727	46,311	354,682
MassMutual Select Fundamental Value Fund, Class I	5,072,144	3,890,756	(829,964)	(451,657)	43,371	7,724,650	647,498	94,806	757,305
MassMutual Select Growth Opportunities Fund, Class I	3,810,566	1,088,844	(2,203,812)	28,638	357,982	3,082,218	233,678	-	502,128
MassMutual Select Large Cap Value Fund, Class I***	4,670,258	583,433	(4,739,770)	(548,072)	34,151	-	-	92,967	230,302
MassMutual Select Mid Cap Growth Fund, Class I	2,469,677	1,960,149	(1,138,345)	(8,209)	204,982	3,488,254	144,741	-	110,138
MassMutual Select Mid-Cap Value Fund, Class I	3,928,371	1,239,679	(1,458,866)	(469,894)	252,068	3,491,358	248,495	49,600	490,547
MassMutual Select Overseas Fund, Class I	15,983,798	7,331,149	(3,355,533)	(1,003,123)	674,065	19,630,356	2,083,902	331,530	-
MassMutual Select Small Cap Growth Equity Fund, Class I	2,772,864	967,610	(1,786,696)	(67,644)	541,588	2,427,722	127,239	-	139,546
MassMutual Select Small Cap Value Equity Fund, Class I	3,833,507	914,820	(1,587,635)	(268,468)	299,244	3,191,468	176,227	17,533	374,524
MassMutual Select Small Company Value Fund, Class I	1,480,943	506,131	(1,862,000)	(279,829)	154,755	-	-	9,314	232,297
MassMutual Select Strategic Bond Fund, Class I	5,803,329	10,449,714	(1,020,825)	(292,684)	13,222	14,952,756	1,477,545	132,914	-
MassMutual Select Total Return Bond Fund, Class I	6,996,323	9,399,952	(1,197,181)	(184,129)	(47,362)	14,967,603	1,555,884	189,546	-
MM Select Bond and Income Asset Fund, Class I	25,541,507	5,206,836	(29,611,931)	268,592	(1,405,004)	-	-	811,511	-
MM Select Equity Asset Fund, Class I	87,235,924	17,085,452	(69,764,496)	(8,499,849)	12,660,934	38,717,965	3,132,522	1,920,663	3,366,684
Oppenheimer International Bond Fund, Class I**	4,341,183	820,262	(4,817,225)	(108,474)	(235,746)	-	-	186,528	-
Oppenheimer Real Estate Fund, Class I**	1,305,301	1,269,722	(2,593,406)	(13,103)	31,486	-	-	34,745	45,250

	$270,157,996	$143,953,284	$(190,491,199)	$(16,367,889)	$18,353,319	$225,605,511		$5,990,087	$11,310,484

MM RetireSMART by JPMorgan 2030 Fund
Barings Global Floating Rate Fund, Class Y*	$2,278,122	$213,132	$(2,485,545)	$(86,910)	$81,201	$-	-	$102,324	$-
MassMutual Premier Core Bond Fund, Class I	20,755,490	50,728,409	(5,221,282)	(537,905)	(109,341)	65,615,371	6,155,288	635,810	-
MassMutual Premier Disciplined Growth Fund, Class I	11,499,925	2,268,669	(14,869,363)	(1,630,857)	2,731,626	-	-	106,259	1,290,476
MassMutual Premier Disciplined Value Fund, Class I	11,100,717	2,462,722	(13,336,542)	(1,343,209)	1,116,312	-	-	224,650	1,130,987
MassMutual Premier High Yield Fund, Class I	7,012,040	24,630,145	(3,946,972)	(255,831)	43,004	27,482,386	2,964,659	370,638	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	9,587,554	2,439,618	(11,831,654)	(59,769)	(135,749)	-	-	273,676	-
MassMutual Premier International Equity Fund, Class I	13,158,458	13,831,545	(6,262,655)	(1,074,185)	659,748	20,312,911	1,563,735	168,838	-

119

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2030 Fund (Continued)
MassMutual Premier Short-Duration Bond Fund, Class I	$25,924,710	$3,362,783	$(29,043,829)	$(194,447)	$(49,217)	$-	-	$612,417	$-
MassMutual Premier Strategic Emerging Markets Fund, Class I	21,139,422	3,986,908	(8,749,215)	(2,430,063)	2,236,872	16,183,924	1,269,327	291,095	-
MassMutual Select Blue Chip Growth Fund, Class I	15,565,118	4,070,879	(4,496,887)	1,776,092	996,424	17,911,626	766,437	88,526	632,546
MassMutual Select Diversified Value Fund, Class I	14,413,234	18,903,346	(14,469,034)	(1,641,675)	731,518	17,937,389	1,330,667	370,343	4,175,434
MassMutual Select Equity Opportunities Fund, Class I	9,474,280	7,249,192	(2,398,199)	(1,656,922)	297,044	12,965,395	704,258	204,454	2,642,323
MassMutual Select Fundamental Growth Fund, Class I	13,670,179	2,401,428	(8,478,848)	924,620	1,279,999	9,797,378	998,713	117,374	898,928
MassMutual Select Fundamental Value Fund, Class I	12,781,718	7,434,250	(2,872,096)	(871,893)	(169,995)	16,301,984	1,366,470	239,825	1,915,713
MassMutual Select Growth Opportunities Fund, Class I	9,742,179	2,340,850	(6,622,821)	42,067	1,009,233	6,511,508	493,670	-	1,272,458
MassMutual Select Large Cap Value Fund, Class I***	11,773,664	1,568,637	(12,172,587)	(1,165,960)	(3,754)	-	-	235,179	582,636
MassMutual Select Mid Cap Growth Fund, Class I	5,460,198	4,363,681	(2,820,474)	(164,599)	585,548	7,424,354	308,064	-	238,696
MassMutual Select Mid-Cap Value Fund, Class I	8,812,281	2,417,254	(3,319,076)	(960,019)	469,972	7,420,412	528,143	109,984	1,087,745
MassMutual Select Overseas Fund, Class I	35,334,606	20,331,702	(9,297,536)	(2,189,914)	1,405,824	45,584,682	4,839,138	713,275	-
MassMutual Select Small Cap Growth Equity Fund, Class I	6,173,500	2,061,199	(4,236,196)	(235,234)	1,276,163	5,039,432	264,121	-	307,991
MassMutual Select Small Cap Value Equity Fund, Class I	8,570,191	1,902,577	(3,923,750)	(519,204)	588,163	6,617,977	365,432	38,744	827,629
MassMutual Select Small Company Value Fund, Class I	3,282,151	1,058,749	(4,065,481)	(664,001)	388,582	-	-	20,520	511,782
MassMutual Select Strategic Bond Fund, Class I	7,744,285	15,651,320	(1,859,953)	(399,813)	27,078	21,162,917	2,091,197	179,304	-
MassMutual Select Total Return Bond Fund, Class I	9,315,547	14,446,649	(2,274,341)	(204,302)	(99,476)	21,184,077	2,202,087	257,887	-
MM Select Bond and Income Asset Fund, Class I	38,613,997	5,734,740	(42,774,656)	384,284	(1,958,365)	-	-	1,114,590	-
MM Select Equity Asset Fund, Class I	194,779,128	30,888,556	(152,793,647)	(18,926,080)	27,763,092	81,711,049	6,610,926	4,259,719	7,466,761
Oppenheimer International Bond Fund, Class I**	8,171,317	1,372,997	(8,885,144)	(321,883)	(337,287)	-	-	352,674	-
Oppenheimer Real Estate Fund, Class I**	2,651,752	2,961,327	(5,662,089)	(11,437)	60,447	-	-	74,588	96,120

	$538,785,763	$251,083,264	$(389,169,872)	$(34,419,049)	$40,884,666	$407,164,772		$11,162,693	$25,078,225

MM RetireSMART by JPMorgan 2035 Fund
Barings Global Floating Rate Fund, Class Y*	$591,918	$100,625	$(690,954)	$(12,866)	$11,277	$-	-	$28,216	$-
MassMutual Premier Core Bond Fund, Class I	5,578,681	14,577,031	(961,898)	(177,147)	(3,270)	19,013,397	1,783,621	175,974	-
MassMutual Premier Disciplined Growth Fund, Class I	3,668,495	1,020,147	(5,070,898)	(425,831)	808,087	-	-	34,632	420,596
MassMutual Premier Disciplined Value Fund, Class I	3,538,342	1,108,089	(4,587,141)	(311,119)	251,829	-	-	73,247	368,758
MassMutual Premier High Yield Fund, Class I	1,882,836	12,539,134	(975,909)	(57,128)	13,650	13,402,583	1,445,802	97,298	-

120

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2035 Fund (Continued)
MassMutual Premier Inflation-Protected and Income Fund, Class I	$2,548,717	$907,279	$(3,401,393)	$5,718	$(60,321)	$-	-	$74,446	$-
MassMutual Premier International Equity Fund, Class I	5,281,971	6,871,538	(2,072,392)	(521,919)	312,345	9,871,543	759,934	69,007	-
MassMutual Premier Short-Duration Bond Fund, Class I	7,377,555	1,510,632	(8,823,298)	(69,378)	4,489	-	-	168,821	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	8,469,762	2,473,309	(3,264,116)	(988,302)	850,840	7,541,493	591,490	120,699	-
MassMutual Select Blue Chip Growth Fund, Class I	6,820,903	2,607,770	(1,458,121)	956,377	337,482	9,264,411	396,423	39,586	282,851
MassMutual Select Diversified Value Fund, Class I	6,313,766	9,411,115	(6,119,611)	(734,652)	388,407	9,259,025	686,871	165,637	1,867,472
MassMutual Select Equity Opportunities Fund, Class I	3,561,535	4,299,278	(653,486)	(607,197)	104,250	6,704,380	364,171	78,118	1,009,588
MassMutual Select Fundamental Growth Fund, Class I	5,989,634	1,557,991	(3,538,567)	446,994	605,054	5,061,106	515,913	52,486	401,963
MassMutual Select Fundamental Value Fund, Class I	5,599,338	4,131,248	(841,251)	(420,313)	(36,307)	8,432,715	706,850	107,269	856,860
MassMutual Select Growth Opportunities Fund, Class I	4,269,955	1,430,708	(2,860,005)	26,539	496,561	3,363,758	255,023	-	569,095
MassMutual Select Large Cap Value Fund, Class I***	5,155,446	816,388	(5,431,205)	(546,410)	5,781	-	-	105,200	260,917
MassMutual Select Mid Cap Growth Fund, Class I	2,203,011	2,280,383	(972,216)	(28,260)	214,810	3,697,728	153,433	-	100,147
MassMutual Select Mid-Cap Value Fund, Class I	3,545,866	1,250,145	(894,113)	(386,043)	179,596	3,695,451	263,021	45,109	446,134
MassMutual Select Overseas Fund, Class I	14,184,473	11,874,751	(2,585,709)	(907,769)	535,302	23,101,048	2,452,341	291,153	-
MassMutual Select Small Cap Growth Equity Fund, Class I	2,495,080	1,439,179	(1,581,033)	(28,435)	485,862	2,810,653	147,309	-	127,494
MassMutual Select Small Cap Value Equity Fund, Class I	3,457,044	1,545,553	(1,341,477)	(222,206)	256,166	3,695,080	204,035	16,007	341,924
MassMutual Select Small Company Value Fund, Class I	1,326,719	537,550	(1,752,691)	(243,400)	131,822	-	-	8,527	212,667
MassMutual Select Strategic Bond Fund, Class I	2,077,408	3,889,092	(339,152)	(112,259)	5,812	5,520,901	545,544	49,538	-
MassMutual Select Total Return Bond Fund, Class I	2,499,436	3,547,527	(434,929)	(70,060)	(15,592)	5,526,382	574,468	71,488	-
MM Select Bond and Income Asset Fund, Class I	9,381,718	2,521,597	(11,450,918)	87,690	(540,087)	-	-	324,820	-
MM Select Equity Asset Fund, Class I	80,660,078	18,108,794	(60,464,604)	(7,102,444)	11,053,796	42,255,620	3,418,739	1,768,381	3,099,754
Oppenheimer International Bond Fund, Class I**	2,166,773	597,097	(2,570,987)	(46,303)	(146,580)	-	-	100,733	-
Oppenheimer Real Estate Fund, Class I**	1,132,019	1,277,380	(2,428,913)	(3,714)	23,228	-	-	32,897	40,946

	$201,778,479	$114,231,330	$(137,566,987)	$(12,499,837)	$16,274,289	$182,217,274		$4,099,289	$10,407,166

MM RetireSMART by JPMorgan 2040 Fund
Barings Global Floating Rate Fund, Class Y*	$714,746	$63,976	$(776,934)	$(27,691)	$25,903	$-	-	$31,984	$-
MassMutual Premier Core Bond Fund, Class I	7,723,234	9,885,731	(1,785,341)	(244,612)	(15,987)	15,563,025	1,459,946	239,009	-
MassMutual Premier Disciplined Growth Fund, Class I	4,764,116	1,004,278	(6,229,144)	(545,692)	1,006,442	-	-	44,368	538,837

121

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2040 Fund (Continued)
MassMutual Premier Disciplined Value Fund, Class I	$4,592,080	$1,181,061	$(5,679,879)	$(369,583)	$276,321	$-	-	$93,811	$472,284
MassMutual Premier High Yield Fund, Class I	2,151,917	17,358,964	(1,463,708)	(73,997)	31,503	18,004,679	1,942,252	98,765	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,303,026	794,057	(4,029,591)	10,792	(78,284)	-	-	94,216	-
MassMutual Premier International Equity Fund, Class I	8,726,810	10,391,047	(3,575,004)	(737,326)	429,030	15,234,557	1,172,791	112,277	-
MassMutual Premier Short-Duration Bond Fund, Class I	10,114,421	1,289,290	(11,309,063)	(118,388)	23,740	-	-	215,893	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	13,750,663	3,281,926	(5,141,146)	(1,462,239)	1,285,007	11,714,211	918,762	196,226	-
MassMutual Select Blue Chip Growth Fund, Class I	11,894,008	3,316,782	(3,254,042)	1,351,709	782,870	14,091,327	602,966	67,545	482,627
MassMutual Select Diversified Value Fund, Class I	11,053,553	14,704,569	(10,947,556)	(1,278,137)	593,521	14,125,950	1,047,919	282,714	3,187,468
MassMutual Select Equity Opportunities Fund, Class I	5,688,046	6,629,601	(1,284,659)	(970,788)	146,510	10,208,710	554,520	124,845	1,613,471
MassMutual Select Fundamental Growth Fund, Class I	10,445,984	1,926,593	(6,382,581)	687,580	1,028,251	7,705,827	785,507	89,554	685,864
MassMutual Select Fundamental Value Fund, Class I	9,804,232	5,907,121	(2,113,830)	(712,842)	(75,769)	12,808,912	1,073,672	183,085	1,462,471
MassMutual Select Growth Opportunities Fund, Class I	7,446,570	1,924,417	(5,117,130)	(11,271)	878,679	5,121,265	388,269	-	970,977
MassMutual Select Large Cap Value Fund, Class I***	9,029,554	1,112,997	(9,252,412)	(893,532)	3,393	-	-	179,534	444,735
MassMutual Select Mid Cap Growth Fund , Class I	3,640,450	3,551,474	(1,795,842)	(108,368)	393,881	5,681,595	235,751	-	163,001
MassMutual Select Mid-Cap Value Fund, Class I	5,873,857	1,836,442	(1,687,626)	(659,202)	315,639	5,679,110	404,207	73,712	729,009
MassMutual Select Overseas Fund, Class I	23,426,506	19,611,406	(5,716,256)	(1,589,043)	997,113	36,729,726	3,899,122	474,013	-
MassMutual Select Small Cap Growth Equity Fund, Class I	4,132,253	2,148,296	(2,767,399)	(116,793)	830,319	4,226,676	221,524	-	207,987
MassMutual Select Small Cap Value Equity Fund, Class I	5,733,463	2,280,445	(2,475,672)	(388,104)	425,715	5,575,847	307,888	26,129	558,160
MassMutual Select Small Company Value Fund, Class I	2,195,548	761,969	(2,770,343)	(404,401)	217,227	-	-	13,897	346,614
MassMutual Select Strategic Bond Fund, Class I	2,861,756	1,812,865	(628,931)	(150,566)	4,253	3,899,377	385,314	67,292	-
MassMutual Select Total Return Bond Fund, Class I	3,449,159	3,631,412	(3,055,527)	(15,616)	(106,163)	3,903,265	405,745	97,344	-
MM Select Bond and Income Asset Fund, Class I	12,643,950	1,782,448	(13,881,726)	156,965	(701,637)	-	-	388,141	-
MM Select Equity Asset Fund, Class I	133,513,435	20,403,638	(95,702,800)	(11,387,324)	17,392,728	64,219,677	5,195,767	2,884,330	5,055,871
Oppenheimer International Bond Fund, Class I**	2,342,930	414,342	(2,566,052)	(43,513)	(147,707)	-	-	102,062	-
Oppenheimer Real Estate Fund, Class I**	1,766,807	2,051,050	(3,849,234)	6,142	25,235	-	-	50,748	65,315

	$322,783,074	$141,058,197	$(215,239,428)	$(20,095,840)	$25,987,733	$254,493,736		$6,231,494	$16,984,691

122

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2045 Fund
Barings Global Floating Rate Fund, Class Y*	$206,526	$8,250	$(214,338)	$(4,560)	$4,122	$-	-	$8,686	$-
MassMutual Premier Core Bond Fund, Class I	2,733,543	2,627,914	(465,931)	(91,258)	1,072	4,805,340	450,782	81,585	-
MassMutual Premier Disciplined Growth Fund, Class I	1,304,426	389,321	(1,833,184)	(146,404)	285,841	-	-	12,529	152,165
MassMutual Premier Disciplined Value Fund, Class I	1,258,970	492,523	(1,728,951)	(98,841)	76,299	-	-	26,513	133,477
MassMutual Premier High Yield Fund, Class I	647,246	7,370,253	(373,676)	(20,709)	12,550	7,635,664	823,696	28,546	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,096,386	173,282	(1,247,441)	(1,174)	(21,053)	-	-	30,061	-
MassMutual Premier International Equity Fund, Class I	3,270,404	4,874,192	(1,186,599)	(338,352)	190,505	6,810,150	524,261	43,465	-
MassMutual Premier Short-Duration Bond Fund, Class I	3,540,614	450,818	(3,958,594)	(47,519)	14,681	-	-	69,778	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	5,138,409	1,875,092	(1,637,001)	(583,922)	460,848	5,253,426	412,033	76,221	-
MassMutual Select Blue Chip Growth Fund, Class I	4,711,274	1,453,423	(792,872)	713,642	201,791	6,287,258	269,031	27,356	195,468
MassMutual Select Diversified Value Fund, Class I	4,400,517	6,637,788	(4,518,738)	(520,283)	289,504	6,288,788	466,527	114,597	1,292,018
MassMutual Select Equity Opportunities Fund, Class I	2,069,727	3,074,587	(284,578)	(332,631)	30,070	4,557,175	247,538	47,464	613,415
MassMutual Select Fundamental Growth Fund, Class I	4,137,552	1,131,291	(2,579,191)	272,583	468,386	3,430,621	349,707	36,270	277,784
MassMutual Select Fundamental Value Fund, Class I	3,903,162	2,696,660	(570,309)	(290,893)	(23,514)	5,715,106	479,053	74,212	592,809
MassMutual Select Growth Opportunities Fund, Class I	2,949,516	1,047,713	(2,104,470)	(24,708)	411,922	2,279,973	172,856	-	393,259
MassMutual Select Large Cap Value Fund, Class I***	3,592,802	507,210	(3,715,332)	(388,416)	3,736	-	-	72,774	180,426
MassMutual Select Mid Cap Growth Fund, Class I	1,373,311	1,618,104	(570,927)	(8,487)	127,246	2,539,247	105,363	-	64,660
MassMutual Select Mid-Cap Value Fund, Class I	2,201,064	882,844	(424,495)	(240,022)	97,489	2,516,880	179,137	28,194	278,845
MassMutual Select Overseas Fund, Class I	8,787,141	9,673,234	(1,540,891)	(542,893)	270,328	16,646,919	1,767,189	183,422	-
MassMutual Select Small Cap Growth Equity Fund, Class I	1,557,448	769,074	(759,975)	45,643	261,737	1,873,927	98,214	-	80,692
MassMutual Select Small Cap Value Equity Fund, Class I	2,155,673	986,275	(708,690)	(129,486)	154,694	2,458,466	135,752	10,108	215,904
MassMutual Select Small Company Value Fund, Class I	828,571	370,351	(1,128,159)	(145,861)	75,098	-	-	5,426	135,342
MassMutual Select Strategic Bond Fund, Class I	1,006,336	222,242	(156,290)	(50,919)	1,341	1,022,710	101,058	22,936	-
MassMutual Select Total Return Bond Fund, Class I	1,214,364	999,081	(1,147,740)	3,753	(45,733)	1,023,725	106,416	32,273	-
MM Select Bond and Income Asset Fund, Class I	4,368,218	663,206	(4,851,256)	34,991	(215,159)	-	-	127,409	-
MM Select Equity Asset Fund, Class I	50,353,383	13,052,406	(37,196,466)	(4,358,266)	6,802,226	28,653,283	2,318,227	1,118,014	1,959,738
Oppenheimer International Bond Fund, Class I**	628,699	108,264	(691,327)	(15,081)	(30,555)	-	-	25,578	-
Oppenheimer Real Estate Fund, Class I**	718,032	848,985	(1,580,139)	(80)	13,202	-	-	21,353	26,169

	$120,153,314	$65,004,383	$(77,967,560)	$(7,310,153)	$9,918,674	$109,798,658		$2,324,770	$6,592,171

123

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2050 Fund
Barings Global Floating Rate Fund, Class Y*	$136,018	$36,290	$(171,891)	$(3,492)	$3,075	$-	-	$6,752	$-
MassMutual Premier Core Bond Fund, Class I	1,952,997	4,934,842	(567,553)	(50,136)	(10,565)	6,259,585	587,203	58,287	-
MassMutual Premier Disciplined Growth Fund, Class I	1,700,706	492,861	(2,359,173)	(189,898)	355,504	-	-	15,851	192,524
MassMutual Premier Disciplined Value Fund, Class I	1,638,898	507,347	(2,115,642)	(126,381)	95,778	-	-	33,519	168,749
MassMutual Premier High Yield Fund, Class I	431,779	9,982,088	(457,569)	(2,512)	6,927	9,960,713	1,074,511	13,477	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	768,673	351,129	(1,105,052)	(1,671)	(13,079)	-	-	21,013	-
MassMutual Premier International Equity Fund, Class I	4,908,784	6,328,935	(2,158,773)	(502,589)	314,600	8,890,957	684,446	64,229	-
MassMutual Premier Short-Duration Bond Fund, Class I	2,500,987	418,691	(2,901,093)	(27,232)	8,647	-	-	48,965	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	7,652,179	2,609,709	(3,249,324)	(940,202)	785,902	6,858,264	537,903	112,668	-
MassMutual Select Blue Chip Growth Fund, Class I	7,205,181	1,758,451	(2,105,707)	740,376	594,526	8,192,827	350,570	41,114	293,775
MassMutual Select Diversified Value Fund, Class I	6,727,577	9,853,045	(7,995,531)	(734,929)	354,369	8,204,531	608,645	172,195	1,941,413
MassMutual Select Equity Opportunities Fund, Class I	3,073,919	4,064,594	(744,859)	(542,434)	89,016	5,940,236	322,664	69,616	899,697
MassMutual Select Fundamental Growth Fund, Class I	6,329,439	1,695,625	(4,614,364)	218,631	846,343	4,475,674	456,236	54,520	417,548
MassMutual Select Fundamental Value Fund, Class I	5,967,533	3,318,758	(1,369,098)	(471,194)	1,265	7,447,264	624,247	111,514	890,769
MassMutual Select Growth Opportunities Fund, Class I	4,510,782	1,495,749	(3,576,160)	(136,480)	680,624	2,974,515	225,513	-	591,050
MassMutual Select Large Cap Value Fund, Class I***	5,494,035	754,685	(5,695,555)	(563,461)	10,296	-	-	109,360	271,155
MassMutual Select Mid Cap Growth Fund, Class I	2,064,322	2,108,571	(1,027,996)	(39,626)	207,474	3,312,745	137,458	-	94,829
MassMutual Select Mid-Cap Value Fund, Class I	3,314,744	1,031,031	(833,579)	(351,486)	147,924	3,308,634	235,490	42,034	415,714
MassMutual Select Overseas Fund, Class I	13,191,571	12,371,756	(3,507,382)	(1,101,042)	750,687	21,705,590	2,304,203	270,856	-
MassMutual Select Small Cap Growth Equity Fund, Class I	2,342,959	1,185,495	(1,509,816)	(39,571)	465,687	2,444,754	128,132	-	119,370
MassMutual Select Small Cap Value Equity Fund, Class I	3,244,562	1,407,464	(1,465,402)	(223,476)	249,564	3,212,712	177,400	14,975	319,895
MassMutual Select Small Company Value Fund, Class I	1,246,006	520,926	(1,660,294)	(209,393)	102,755	-	-	7,999	199,493
MassMutual Select Strategic Bond Fund, Class I	722,688	847,866	(200,109)	(32,155)	(6,076)	1,332,214	131,642	16,445	-
MassMutual Select Total Return Bond Fund, Class I	871,386	1,764,773	(1,274,633)	6,065	(34,056)	1,333,535	138,621	23,317	-
MM Select Bond and Income Asset Fund, Class I	3,155,030	1,024,978	(4,042,196)	23,472	(161,284)	-	-	98,112	-
MM Select Equity Asset Fund, Class I	75,771,776	17,391,383	(59,331,484)	(7,165,362)	10,671,207	37,337,520	3,020,835	1,652,397	2,896,449
Oppenheimer International Bond Fund, Class I**	400,526	160,808	(523,575)	(10,326)	(27,433)	-	-	18,508	-
Oppenheimer Real Estate Fund, Class I**	1,043,017	1,239,154	(2,299,504)	3,671	13,662	-	-	29,979	38,384

	$168,368,074	$89,657,004	$(118,863,314)	$(12,472,833)	$16,503,339	$143,192,270		$3,107,702	$9,750,814

124

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2055 Fund
Barings Global Floating Rate Fund, Class Y*	$30,711	$6,123	$(36,750)	$(524)	$440	$-	-	$1,506	$-
MassMutual Premier Core Bond Fund, Class I	470,659	1,560,431	(95,440)	(10,503)	(3,636)	1,921,511	180,254	14,420	-
MassMutual Premier Disciplined Growth Fund, Class I	408,169	206,235	(661,685)	(44,085)	91,366	-	-	3,919	47,595
MassMutual Premier Disciplined Value Fund, Class I	394,193	211,579	(602,095)	(24,231)	20,554	-	-	8,293	41,754
MassMutual Premier High Yield Fund, Class I	106,889	3,030,153	(90,922)	303	1,480	3,047,903	328,792	3,694	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	184,367	87,726	(268,277)	(873)	(2,943)	-	-	5,195	-
MassMutual Premier International Equity Fund, Class I	1,170,594	2,063,150	(453,530)	(132,589)	70,883	2,718,508	209,277	15,839	-
MassMutual Premier Short-Duration Bond Fund, Class I	601,525	192,899	(789,649)	(6,132)	1,357	-	-	12,154	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,852,796	1,091,153	(784,385)	(203,587)	145,909	2,101,886	164,854	27,919	-
MassMutual Select Blue Chip Growth Fund, Class I	1,727,748	816,621	(389,579)	240,967	115,932	2,511,689	107,475	10,150	72,518
MassMutual Select Diversified Value Fund, Class I	1,612,990	3,064,928	(2,083,512)	(135,786)	51,673	2,510,293	186,224	42,513	479,315
MassMutual Select Equity Opportunities Fund, Class I	740,393	1,298,028	(116,197)	(111,999)	10,031	1,820,256	98,873	17,210	222,417
MassMutual Select Fundamental Growth Fund, Class I	1,517,514	745,189	(1,185,322)	44,987	249,758	1,372,126	139,870	13,459	103,073
MassMutual Select Fundamental Value Fund, Class I	1,431,213	1,173,619	(214,855)	(121,455)	14,603	2,283,125	191,377	27,533	219,939
MassMutual Select Growth Opportunities Fund, Class I	1,081,364	604,188	(929,403)	(39,734)	195,492	911,907	69,136	-	145,919
MassMutual Select Large Cap Value Fund, Class I***	1,316,770	246,495	(1,445,781)	(132,448)	14,964	-	-	27,004	67,024
MassMutual Select Mid Cap Growth Fund, Class I	494,782	685,022	(211,818)	13,583	33,915	1,015,484	42,136	-	23,830
MassMutual Select Mid-Cap Value Fund, Class I	788,311	432,349	(156,805)	(62,947)	13,434	1,014,342	72,195	10,276	101,624
MassMutual Select Overseas Fund, Class I	3,151,675	4,186,466	(583,758)	(235,196)	132,749	6,651,936	706,150	66,784	-
MassMutual Select Small Cap Growth Equity Fund, Class I	561,091	411,241	(338,794)	35,233	80,730	749,501	39,282	-	29,488
MassMutual Select Small Cap Value Equity Fund, Class I	775,145	509,463	(300,451)	(15,688)	28,405	996,874	55,046	3,692	78,876
MassMutual Select Small Company Value Fund, Class I	299,088	188,852	(463,483)	(28,589)	4,132	-	-	1,983	49,459
MassMutual Select Strategic Bond Fund, Class I	173,408	277,160	(32,683)	(8,034)	(901)	408,950	40,410	4,062	-
MassMutual Select Total Return Bond Fund, Class I	209,089	464,140	(257,162)	1,161	(7,871)	409,357	42,553	5,739	-
MM Select Bond and Income Asset Fund, Class I	757,171	273,713	(995,858)	2,946	(37,972)	-	-	25,097	-
MM Select Equity Asset Fund, Class I	18,188,016	7,798,032	(15,540,598)	(1,767,616)	2,768,925	11,446,759	926,113	408,030	715,227
Oppenheimer International Bond Fund, Class I**	97,245	40,420	(129,147)	(2,915)	(5,603)	-	-	4,412	-
Oppenheimer Real Estate Fund, Class I**	273,447	380,983	(659,005)	(778)	5,353	-	-	8,353	10,090

	$40,416,363	$32,046,358	$(29,816,944)	$(2,746,529)	$3,993,159	$43,892,407		$769,236	$2,408,148

125

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2060 Fund
Barings Global Floating Rate Fund, Class Y *	$9,753	$428	$(10,137)	$(472)	$450	$22	2	$429	$-
MassMutual Premier Core Bond Fund, Class I	144,726	397,455	(23,465)	(3,318)	(1,024)	514,374	48,253	4,396	-
MassMutual Premier Disciplined Growth Fund, Class I	125,674	38,907	(177,397)	(14,531)	27,347	-	-	1,191	14,472
MassMutual Premier Disciplined Value Fund, Class I	121,261	40,301	(159,626)	(11,111)	9,175	-	-	2,520	12,686
MassMutual Premier High Yield Fund, Class I	32,368	814,620	(29,231)	(255)	596	818,098	88,252	1,074	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	56,759	13,228	(68,800)	1	(1,188)	-	-	1,580	-
MassMutual Premier International Equity Fund, Class I	361,436	504,734	(120,836)	(27,937)	12,273	729,670	56,172	4,822	-
MassMutual Premier Short-Duration Bond Fund, Class I	184,623	29,433	(212,348)	(1,960)	252	-	-	3,690	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	569,658	205,293	(198,605)	(57,735)	44,251	562,862	44,146	8,487	-
MassMutual Select Blue Chip Growth Fund, Class I	531,888	138,757	(98,825)	90,011	11,278	673,109	28,802	3,089	22,072
MassMutual Select Diversified Value Fund, Class I	496,753	761,596	(539,329)	(47,199)	1,973	673,794	49,985	12,938	145,870
MassMutual Select Equity Opportunities Fund, Class I	227,886	322,239	(29,248)	(27,094)	(6,441)	487,342	26,472	5,235	67,657
MassMutual Select Fundamental Growth Fund, Class I	467,062	134,673	(316,090)	48,186	33,732	367,563	37,468	4,096	31,372
MassMutual Select Fundamental Value Fund, Class I	440,632	257,448	(51,836)	(26,440)	(7,948)	611,856	51,287	8,379	66,932
MassMutual Select Growth Opportunities Fund, Class I	332,977	117,107	(247,402)	15,679	25,918	244,279	18,520	-	44,413
MassMutual Select Large Cap Value Fund, Class I***	405,548	49,889	(433,152)	(22,158)	(127)	-	-	8,213	20,295
MassMutual Select Mid Cap Growth Fund, Class I	152,465	168,284	(61,745)	6,405	6,585	271,994	11,286	-	7,201
MassMutual Select Mid-Cap Value Fund, Class I	243,463	86,549	(42,758)	(14,465)	(1,068)	271,721	19,340	3,138	31,033
MassMutual Select Overseas Fund, Class I	971,536	982,340	(144,357)	(50,994)	23,588	1,782,113	189,184	20,338	-
MassMutual Select Small Cap Growth Equity Fund, Class I	172,869	90,152	(94,745)	16,130	16,371	200,777	10,523	-	8,969
MassMutual Select Small Cap Value Equity Fund, Class I	238,881	107,272	(84,977)	(6,551)	8,885	263,510	14,551	1,124	24,013
MassMutual Select Small Company Value Fund, Class I	92,042	41,094	(125,241)	(13,230)	5,335	-	-	603	15,023
MassMutual Select Strategic Bond Fund, Class I	53,399	66,616	(7,972)	(2,550)	(20)	109,473	10,817	1,236	-
MassMutual Select Total Return Bond Fund, Class I	64,447	115,538	(68,370)	230	(2,263)	109,582	11,391	1,749	-
MM Select Bond and Income Asset Fund, Class I	232,947	45,048	(268,149)	1,958	(11,804)	-	-	7,036	-
MM Select Equity Asset Fund, Class I	5,595,385	1,380,789	(4,181,683)	(488,521)	761,653	3,067,623	248,189	124,179	217,672
Oppenheimer International Bond Fund, Class I**	29,816	6,171	(33,738)	(496)	(1,753)	-	-	1,215	-
Oppenheimer Real Estate Fund, Class I**	81,785	92,551	(175,845)	(116)	1,625	-	-	2,305	2,889

	$12,438,039	$7,008,512	$(8,005,907)	$(638,533)	$957,651	$11,759,762		$233,062	$732,569

126

Notes to Financial Statements (Continued)

*	Fund advised by Barings LLC.
**	Fund advised by OFI Global Asset Management, Inc.
***	The Fund was reorganized into the MassMutual Select Diversified Value Fund prior to the opening of business on January 29, 2018.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2010 Fund, MassMutual RetireSMARTSM by JPMorgan 2015 Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund (collectively, the “Funds”, formerly, the “MassMutual RetireSMARTSM Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2018; the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, and the results of their operations for the periods listed in the table below, the changes in their net assets for the periods listed in the table below, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MassMutual RetireSMARTSM Conservative Fund,

MassMutual RetireSMARTSM Moderate Fund,

MassMutual RetireSMARTSM Moderate Growth Fund,

MassMutual RetireSMARTSM Growth Fund,

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund,

MassMutual RetireSMARTSM by JPMorgan 2010 Fund,

MassMutual RetireSMARTSM by JPMorgan 2015 Fund,

MassMutual RetireSMARTSM by JPMorgan 2020 Fund,

MassMutual RetireSMARTSM by JPMorgan 2025 Fund,

MassMutual RetireSMARTSM by JPMorgan 2030 Fund,

MassMutual RetireSMARTSM by JPMorgan 2035 Fund,

MassMutual RetireSMARTSM by JPMorgan 2040 Fund,

MassMutual RetireSMARTSM by JPMorgan 2045 Fund,

MassMutual RetireSMARTSM by JPMorgan 2050 Fund

	For the year ended September 30, 2018	For the year ended September 30, 2018 and 2017	For each of the three years in the period ended September 30, 2018, the period from January 1, 2015 through September 30, 2015, and each of the two years in the period ended December 31, 2014
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	For the year ended September 30, 2018	For the year ended September 30, 2018 and 2017	For each of the three years in the period ended September 30, 2018, the period from January 1, 2015 through September 30, 2015, the year ended December 31, 2014, and the period from September 17, 2013 (commencement of operations) through December 31, 2013

128

Report of Independent Registered Public Accounting Firm (Continued)

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	For the year ended September 30, 2018	For the year ended September 30, 2018 and 2017	For each of the two years in the period ended September 30, 2018, and for the period from November 23, 2015 (commencement of operations) through September 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more MassMutual investment companies since 1995.

129

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Chief Executive Officer, AEE International LLC (since 2018); Founder and sole member of PR Academy of Executive Education, LLC (2016-2018); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

130

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

131

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

132

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				111

Eric H. Wietsma Age: 52	President Vice President	Since 2008 2006- 2008	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 47	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

133

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM RetireSMART Conservative Fund	18.51%
MM RetireSMART Moderate Fund	26.46%
MM RetireSMART Moderate Growth Fund	30.06%
MM RetireSMART Growth Fund	32.23%
MM RetireSMART by JPMorgan In Retirement Fund	14.21%
MM RetireSMART by JPMorgan 2010 Fund	16.49%
MM RetireSMART by JPMorgan 2015 Fund	20.21%
MM RetireSMART by JPMorgan 2020 Fund	25.99%
MM RetireSMART by JPMorgan 2025 Fund	26.64%
MM RetireSMART by JPMorgan 2030 Fund	28.17%
MM RetireSMART by JPMorgan 2035 Fund	30.06%
MM RetireSMART by JPMorgan 2040 Fund	29.95%
MM RetireSMART by JPMorgan 2045 Fund	29.69%
MM RetireSMART by JPMorgan 2050 Fund	30.52%
MM RetireSMART by JPMorgan 2055 Fund	30.49%
MM RetireSMART by JPMorgan 2060 Fund	28.31%

For the year ended September 30, 2018, the following Fund(s) earned the following foreign sources of income:

Amount
MM RetireSMART Conservative Fund	$264,269
MM RetireSMART Moderate Fund	653,233
MM RetireSMART Moderate Growth Fund	751,262
MM RetireSMART Growth Fund	386,841
MM RetireSMART by JPMorgan In Retirement Fund	120,343
MM RetireSMART by JPMorgan 2010 Fund	104,505
MM RetireSMART by JPMorgan 2015 Fund	141,813
MM RetireSMART by JPMorgan 2020 Fund	975,854
MM RetireSMART by JPMorgan 2025 Fund	676,247
MM RetireSMART by JPMorgan 2030 Fund	1,463,526
MM RetireSMART by JPMorgan 2035 Fund	600,468
MM RetireSMART by JPMorgan 2040 Fund	977,047
MM RetireSMART by JPMorgan 2045 Fund	378,557
MM RetireSMART by JPMorgan 2050 Fund	559,258
MM RetireSMART by JPMorgan 2055 Fund	138,114
MM RetireSMART by JPMorgan 2060 Fund	42,034

134

Federal Tax Information (Unaudited) (Continued)

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2018:

Qualified Dividend Income
MM RetireSMART Conservative Fund	$1,110,835
MM RetireSMART Moderate Fund	2,977,624
MM RetireSMART Moderate Growth Fund	3,581,726
MM RetireSMART Growth Fund	1,851,933
MM RetireSMART by JPMorgan In Retirement Fund	497,210
MM RetireSMART by JPMorgan 2010 Fund	448,498
MM RetireSMART by JPMorgan 2015 Fund	620,810
MM RetireSMART by JPMorgan 2020 Fund	4,414,808
MM RetireSMART by JPMorgan 2025 Fund	3,143,540
MM RetireSMART by JPMorgan 2030 Fund	6,940,356
MM RetireSMART by JPMorgan 2035 Fund	2,871,996
MM RetireSMART by JPMorgan 2040 Fund	4,678,785
MM RetireSMART by JPMorgan 2045 Fund	1,812,020
MM RetireSMART by JPMorgan 2050 Fund	2,677,609
MM RetireSMART by JPMorgan 2055 Fund	661,039
MM RetireSMART by JPMorgan 2060 Fund	201,171

135

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2018, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), re-approved the existing advisory agreements (collectively, the “Contracts”) for each of the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, MM RetireSMART Growth Fund, MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials, or during the course of the past year, detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams,

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Other Information (Unaudited) (Continued)

and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2017. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that none of the MM RetireSMART by JPMorgan target date Funds pay investment advisory fees, and that each Fund had a total net expense ratio below the median of its peers. The Committee also considered that, although each of those Funds through target date 2035 (including the MM RetireSMART by JPMorgan In Retirement Fund) had experienced below-median comparative performance for the three-year period, the one-year performance of each of those Funds had improved so as to be at or above the median. As to the remaining target date Funds, with the exception of the MM RetireSMART by JPMorgan 2060 Fund which does not have a three-year performance history and had performance for the one-year period in the fourth comparative quartile (79th percentile), the Committee considered that the performance of each Fund had improved from the three-year period to the one-year period, and considered MML Advisers’ statement that the Funds were benefitting from improved risk-adjusted returns resulting from a shift in the market environment along with adjustments in the composition of MML Advisers’ asset-allocations for the Funds. The Committee noted that none of the MM RetireSMART target risk Funds pay investment advisory fees, and that each Fund’s total net expense ratio was in the first or second comparative quartile. The Trustees considered that each of the Funds had experienced one- and three-year comparative performance at or above the median of its performance category, or had experienced improved performance from the three-year period to the one-year period. MML Advisers noted that the same types of adjustments that had led to improvements in the performance of the MM RetireSMART by JPMorgan target date Funds had contributed to the improved performance of these target risk Funds.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

At their meeting in September 2018, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”) for each of the MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2010 Fund, MM RetireSMART by JPMorgan 2015 Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM

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Other Information (Unaudited) (Continued)

RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund (collectively, the “Funds” and the “New Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) J.P. Morgan and its personnel with responsibilities for providing services to the Funds; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that J.P. Morgan will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of J.P. Morgan; and (v) the fees payable to J.P. Morgan by MML Advisers for the each Fund, as applicable, and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of J.P. Morgan appear well suited to the Funds given their investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to each such Fund and are in the best interests of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement for the Funds became effective on September 24, 2018.

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Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2018:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Conservative Fund
Class I	$1,000	0.02%	$1,014.20	$0.10	$1,025.20	$0.10
Class R5	1,000	0.12%	1,014.20	0.61	1,024.70	0.62
Service Class	1,000	0.22%	1,014.20	1.12	1,024.20	1.13
Administrative Class	1,000	0.32%	1,014.20	1.63	1,023.70	1.64
Class A	1,000	0.57%	1,012.10	2.91	1,022.50	2.92
Class R4	1,000	0.47%	1,012.20	2.40	1,023.00	2.41
Class R3	1,000	0.72%	1,011.20	3.67	1,021.70	3.69

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Moderate Fund
Class I	$1,000	0.04%	$1,034.20	$0.21	$1,025.10	$0.21
Class R5	1,000	0.14%	1,033.20	0.72	1,024.60	0.72
Service Class	1,000	0.24%	1,033.10	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,032.20	1.75	1,023.60	1.74
Class A	1,000	0.59%	1,031.10	3.04	1,022.40	3.02
Class R4	1,000	0.49%	1,031.40	2.52	1,022.90	2.51
Class R3	1,000	0.74%	1,030.40	3.81	1,021.60	3.79
MM RetireSMART Moderate Growth Fund
Class I	1,000	0.04%	1,047.70	0.21	1,025.10	0.21
Class R5	1,000	0.14%	1,046.70	0.73	1,024.60	0.72
Service Class	1,000	0.24%	1,046.60	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,045.70	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,043.60	3.06	1,022.40	3.02
Class R4	1,000	0.49%	1,045.00	2.54	1,022.90	2.51
Class R3	1,000	0.74%	1,043.20	3.83	1,021.60	3.79
MM RetireSMART Growth Fund
Class I	1,000	0.07%	1,055.10	0.36	1,025.00	0.36
Class R5	1,000	0.17%	1,054.20	0.88	1,024.50	0.87
Service Class	1,000	0.27%	1,054.10	1.41	1,024.00	1.38
Administrative Class	1,000	0.37%	1,053.30	1.93	1,023.50	1.90
Class A	1,000	0.62%	1,052.50	3.22	1,022.20	3.18
Class R4	1,000	0.52%	1,053.00	2.71	1,022.70	2.67
Class R3	1,000	0.77%	1,051.30	4.00	1,021.40	3.94
MM RetireSMART by JPMorgan In Retirement Fund
Class I	1,000	0.06%	1,016.50	0.31	1,025.00	0.31
Class R5	1,000	0.16%	1,015.60	0.82	1,024.50	0.82
Service Class	1,000	0.26%	1,015.60	1.33	1,024.00	1.33
Administrative Class	1,000	0.36%	1,015.60	1.84	1,023.50	1.85
Class A	1,000	0.61%	1,014.00	3.11	1,022.30	3.13
Class R4	1,000	0.51%	1,014.10	2.60	1,022.80	2.61
Class R3	1,000	0.76%	1,013.30	3.88	1,021.50	3.89
MM RetireSMART by JPMorgan 2010 Fund
Class I	1,000	0.04%	1,021.20	0.20	1,025.10	0.21
Class R5	1,000	0.14%	1,020.30	0.72	1,024.60	0.72
Service Class	1,000	0.24%	1,019.40	1.23	1,024.10	1.23
Administrative Class	1,000	0.34%	1,019.40	1.74	1,023.60	1.74
Class A	1,000	0.59%	1,017.90	3.02	1,022.40	3.02
Class R4	1,000	0.49%	1,018.10	2.51	1,022.90	2.51
Class R3	1,000	0.74%	1,017.50	3.78	1,021.60	3.79
MM RetireSMART by JPMorgan 2015 Fund
Class I	1,000	0.06%	1,024.40	0.31	1,025.00	0.31
Class R5	1,000	0.17%	1,022.70	0.87	1,024.50	0.87
Service Class	1,000	0.26%	1,022.70	1.33	1,024.00	1.33
Administrative Class	1,000	0.36%	1,022.80	1.85	1,023.50	1.85
Class A	1,000	0.61%	1,020.40	3.12	1,022.30	3.13
Class R4	1,000	0.51%	1,022.20	2.61	1,022.80	2.61
Class R3	1,000	0.76%	1,019.60	3.89	1,021.50	3.89

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2020 Fund
Class I	$1,000	0.04%	$1,029.40	$0.21	$1,025.10	$0.21
Class R5	1,000	0.14%	1,028.60	0.72	1,024.60	0.72
Service Class	1,000	0.24%	1,028.50	1.23	1,024.10	1.23
Administrative Class	1,000	0.34%	1,027.80	1.75	1,023.60	1.74
Class A	1,000	0.59%	1,026.40	3.03	1,022.40	3.02
Class R4	1,000	0.49%	1,026.80	2.52	1,022.90	2.51
Class R3	1,000	0.74%	1,025.60	3.80	1,021.60	3.79
MM RetireSMART by JPMorgan 2025 Fund
Class I	1,000	0.01%	1,036.90	0.05	1,025.30	0.05
Class R5	1,000	0.11%	1,036.80	0.57	1,024.80	0.56
Service Class	1,000	0.21%	1,036.10	1.08	1,024.30	1.08
Administrative Class	1,000	0.31%	1,034.60	1.60	1,023.80	1.59
Class A	1,000	0.56%	1,033.40	2.89	1,022.50	2.87
Class R4	1,000	0.46%	1,034.30	2.37	1,023.00	2.36
Class R3	1,000	0.71%	1,033.60	3.66	1,021.70	3.64
MM RetireSMART by JPMorgan 2030 Fund
Class I	1,000	0.04%	1,041.90	0.21	1,025.10	0.21
Class R5	1,000	0.14%	1,041.30	0.72	1,024.60	0.72
Service Class	1,000	0.24%	1,040.40	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,039.70	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,038.40	3.05	1,022.40	3.02
Class R4	1,000	0.49%	1,039.50	2.53	1,022.90	2.51
Class R3	1,000	0.74%	1,038.50	3.82	1,021.60	3.79
MM RetireSMART by JPMorgan 2035 Fund
Class I	1,000	0.05%	1,045.70	0.26	1,025.10	0.26
Class R5	1,000	0.15%	1,045.00	0.78	1,024.60	0.77
Service Class	1,000	0.25%	1,044.60	1.30	1,024.10	1.28
Administrative Class	1,000	0.35%	1,044.00	1.81	1,023.60	1.79
Class A	1,000	0.60%	1,042.10	3.11	1,022.30	3.08
Class R4	1,000	0.50%	1,043.00	2.59	1,022.80	2.56
Class R3	1,000	0.75%	1,042.40	3.88	1,021.50	3.84
MM RetireSMART by JPMorgan 2040 Fund
Class I	1,000	0.04%	1,047.80	0.21	1,025.10	0.21
Class R5	1,000	0.14%	1,047.80	0.73	1,024.60	0.72
Service Class	1,000	0.24%	1,046.20	1.24	1,024.10	1.23
Administrative Class	1,000	0.34%	1,046.40	1.76	1,023.60	1.74
Class A	1,000	0.59%	1,044.30	3.06	1,022.40	3.02
Class R4	1,000	0.49%	1,044.70	2.54	1,022.90	2.51
Class R3	1,000	0.74%	1,043.80	3.83	1,021.60	3.79
MM RetireSMART by JPMorgan 2045 Fund
Class I	1,000	0.02%	1,049.50	0.10	1,025.20	0.10
Class R5	1,000	0.12%	1,048.80	0.62	1,024.70	0.62
Service Class	1,000	0.22%	1,048.80	1.14	1,024.20	1.13
Administrative Class	1,000	0.32%	1,048.20	1.66	1,023.70	1.64
Class A	1,000	0.57%	1,047.10	2.96	1,022.50	2.92
Class R4	1,000	0.47%	1,046.60	2.44	1,023.00	2.41
Class R3	1,000	0.72%	1,046.00	3.73	1,021.70	3.69

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2050 Fund
Class I	$1,000	0.02%	$1,051.70	$0.10	$1,025.20	$0.10
Class R5	1,000	0.12%	1,049.60	0.62	1,024.70	0.62
Service Class	1,000	0.22%	1,050.60	1.14	1,024.20	1.13
Administrative Class	1,000	0.32%	1,049.60	1.66	1,023.70	1.64
Class A	1,000	0.57%	1,047.80	2.96	1,022.50	2.92
Class R4	1,000	0.47%	1,049.10	2.44	1,023.00	2.41
Class R3	1,000	0.72%	1,047.30	3.74	1,021.70	3.69
MM RetireSMART by JPMorgan 2055 Fund
Class I	1,000	0.00%	1,051.50	0.00	1,025.30	0.00
Class R5	1,000	0.10%	1,050.60	0.52	1,024.80	0.51
Service Class	1,000	0.20%	1,050.60	1.04	1,024.30	1.03
Administrative Class	1,000	0.30%	1,050.80	1.56	1,023.80	1.54
Class A	1,000	0.55%	1,049.10	2.86	1,022.60	2.82
Class R4	1,000	0.45%	1,049.20	2.34	1,023.10	2.31
Class R3	1,000	0.70%	1,048.50	3.63	1,021.80	3.59
MM RetireSMART by JPMorgan 2060 Fund
Class I	1,000	0.00%	1,052.10	0.00	1,025.30	0.00
Class R5	1,000	0.10%	1,052.10	0.52	1,024.80	0.51
Service Class	1,000	0.20%	1,052.20	1.04	1,024.30	1.03
Administrative Class	1,000	0.30%	1,050.40	1.56	1,023.80	1.54
Class A	1,000	0.55%	1,050.50	2.86	1,022.60	2.82
Class R4	1,000	0.45%	1,050.40	2.34	1,023.10	2.31
Class R3	1,000	0.70%	1,048.00	3.63	1,021.80	3.59

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

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© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45702-00

MassMutual

Annual Report

MassMutual Select T. Rowe Price Retirement Funds

September 30, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select T. Rowe Price Retirement Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that, although the financial markets will go up and down over time, taking a long-term approach to investing gives retirement investors more time to ride out the downturns as they work toward achieving their long-term investment goals.”

September 30, 2018

Despite the return of volatility, markets remained strong overall

I am pleased to present you with MassMutual Select T. Rowe Price Retirement Funds Annual Report, covering the period ended September 30, 2018 (the “fiscal year” or the “period”). During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017. Nevertheless, total returns for the period were solidly positive.

Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, all of which dominated headlines for the majority of the fiscal year. Foreign stocks in developed markets trailed their U.S.-based counterparts for the period, but generally outpaced their emerging-market competitors.

Bond investors in the United States struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the fiscal year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals.

(Continued)

1

MassMutual Select T. Rowe Price Retirement Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential to have more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

*Diversification	and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select T. Rowe Price Retirement Funds – Economic and Market Overview (Unaudited)

September 30, 2018

Market Highlights

•	During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017, but total returns for the fiscal year (or the “period”) were solidly positive.

•	Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, which dominated year-to-date headlines in 2018.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

Market Environment

U.S. equity investors enjoyed positive returns for the fiscal year beginning October 1, 2017, though those gains occurred in a more volatile market than they encountered during the previous fiscal year. After a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (the Dow) declined for the first quarter of 2018. Both indexes hit record highs in January, dropped sharply in February, and climbed back to record highs near the end of the fiscal year.

During the second and third quarters of the fiscal year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering subsequent rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

As the first quarter of fiscal year began, strong corporate earnings reports and tempered rate hike expectations boosted investor confidence and the broad market S&P 500 delivered a strong 5.7% return for the quarter on the way to a 17.91% return for the fiscal year. The Dow followed a similar pattern to end at 20.76%. The technology-heavy NASDAQ Composite Index fared even better, advancing 25.17%, with prominent technology companies like Apple, Netflix, and Google leading the way. Small- and mid-cap stocks underperformed their larger peers and growth stocks widely outperformed their value counterparts during the period.

The information technology and consumer discretionary sectors led all others during the fiscal year, delivering double-digit returns and beating the S&P 500. Seven of the remaining sectors delivered positive returns, but lagged the S&P 500. Only two sectors – communication services and utilities – delivered negative returns for the fiscal year.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and delivered a fiscal year return of 2.74%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared even worse, ending at -0.81% for the period.

The Federal Reserve Board (the Fed) reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the fiscal year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times during the period – in December (2017), March, June, and September 2018. All rate hikes during the period

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual Select T. Rowe Price Retirement Funds – Economic and Market Overview (Unaudited) (Continued)

were in line with expectations and markets absorbed them with little reaction from investors. At the end of the fiscal year, the Fed raised its projection for the federal funds rate to 2.00%–2.25% as the market was pricing in the probability of an additional 0.25% hike following the December 2018 FOMC meeting. The Fed’s action follows signals that inflation may be rising faster than desired.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the fiscal year at 2.33%, yields rose 0.74% to end at 3.07%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index ended the period at -1.22%. Investment-grade corporate bonds fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the period at -1.18%. The Bloomberg Barclays U.S. Corporate High Yield Index fared better, ending with a gain of 3.05%.

Review and maintain your strategy

At MassMutual, we are people protecting people. That is why we are committed to helping people secure and protect their long-term financial future, so they can take care of the ones they love. Saving for retirement continues to be an important and urgent challenge for most. We remind you, as an investor in stock and bond funds, that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral allocations” because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

How did the Fund perform since its inception on February 16, 2018?

The Fund’s Class I shares returned 1.47%, underperforming the 1.92% return of the S&P Target Date Retirement Income Index (the “benchmark”), which provides varying levels of exposure to equities and fixed income.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, security selection was the top detractor from the Fund’s returns relative to the benchmark. Tactical allocation decisions weighed on performance, while out-of-benchmark exposure to diversifying sectors added value.

Security selection drove underperformance for the period, most notably within U.S. large-cap growth and value equities, which both lagged their style-specific benchmarks. Security selection within U.S. mid-cap, international developed growth, and emerging-market equities also negatively impacted returns, as these investments all trailed their respective benchmarks. Security selection among U.S. small-cap stocks positively contributed to performance, most notably within the small-cap growth sector. Within fixed income, Fund holdings among emerging-market and U.S. investment-grade bonds weighed on relative results. While security selection within the dynamic global and hedged non-dollar bonds detracted from performance, the Fund’s favorable out-of-benchmark exposure to these sectors partly offset this negative impact.

Portfolio positioning detracted from relative returns during the reporting period, led by an unfavorable overweight to international equities relative to U.S. equities, as U.S. stocks outpaced their international counterparts. An underweight allocation to equities relative to fixed income and cash also hampered relative returns, as stocks outpaced bonds for the period. The inclusion of high-yield bonds as a diversifying sector lifted performance for the period, while exposure to emerging-market bonds detracted from the Fund’s relative returns.

While the Fund does not invest directly in derivatives, it may have indirect exposure from holdings in the underlying funds.

Subadviser outlook

Global growth trajectories have increasingly diverged, with the U.S. continuing to lead, bolstered by late-cycle accommodative policies. After expanding above potential, the Fund managers expect global growth to stabilize at more sustainable levels, with a narrowing in growth differential between the U.S. and the rest of the world. Global equity valuations remain elevated against a backdrop of increasing risks from trade tensions, narrow leadership, rising interest rates, and reduced liquidity from central banks. Tight labor markets, wage growth, and expected tariffs could lead to higher inflation in the U.S. While growth in Europe has moderated, Fund management expects it to stabilize and remain above potential. In Fund management’s view, Japanese monetary and fiscal policies remain tailwinds, but a stronger yen and escalating trade tensions could weigh on Japan’s trade-driven economy. While U.S. dollar strength and trade risks have exacerbated weakness in some emerging-market countries that are

5

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

vulnerable to these concerns, most countries are less reliant on U.S. dollar funding than they were in the past, lessening the potential for systemic risk. Despite concerns surrounding trade and idiosyncratic events, the Fund managers believe the growth differential relative to developed economies should continue to improve as concerns of a full-blown crisis appear premature.

Despite increasing trade tensions and concerns regarding Britain’s exit from the European Union, global bond yields have moved higher over the course of this year. While monetary policies are continuing to diverge, the gap should narrow as the impacts of the U.S. Federal Reserve Board’s tightening policy take hold and as other major central banks take initial steps toward policy normalization. Fund management believes tentative signs point to modestly rising inflation, with higher oil prices and tight labor markets in several developed countries. Tariffs could threaten to disrupt supply chains and increase manufacturing costs. Several emerging-market economies are facing pressures from rising developed-market interest rates and the stronger U.S. dollar. With global central banks winding down ultra-accommodative policies, this could lessen liquidity and put upward pressure on yields. Although the expected returns from fixed income markets remain low relative to history, Fund management believes bonds may still provide ballast against an increase in equity market volatility.

The Fund managers have a cautious view on risk-taking, given the backdrop of elevated global equity market valuations and an extended economic cycle. They believe that their strategic investing approach and broad diversification add value over the long term and could help to mitigate downside risk.

MassMutual Select T. Rowe Price Retirement Balanced Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	62.4%
Equity Funds	37.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

6

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select T. Rowe Price (target date) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) T. Rowe Price (target-date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. All Funds in the Series seek the highest total return over time consistent with an emphasis on both capital growth and income.

Each Fund seeks to achieve its investment objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name, likely to stop making new investments in the Fund at or around that time, and planning to withdraw the value of the account in the Fund gradually after retirement. Each Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). Underlying Funds in which each Fund invests are predominantly either advised or subadvised by T. Rowe Price.

Each Fund is managed based on the specific retirement year (e.g., target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired and likely stopped making new investments in the Fund.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative, reaching approximately 55% allocation to stocks at the target date and continuing to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds.

How did each Fund perform since its inception on February 16, 2018?

The return of each Fund’s Class I shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM Select T. Rowe Price Retirement 2005 Fund	1.27%	1.92%

MM Select T. Rowe Price Retirement 2010 Fund	1.33%	2.20%

MM Select T. Rowe Price Retirement 2015 Fund	1.40%	2.46%

MM Select T. Rowe Price Retirement 2020 Fund	1.53%	2.62%

MM Select T. Rowe Price Retirement 2025 Fund	1.53%	2.88%

MM Select T. Rowe Price Retirement 2030 Fund	1.53%	3.20%

MM Select T. Rowe Price Retirement 2035 Fund	1.60%	3.43%

MM Select T. Rowe Price Retirement 2040 Fund	1.60%	3.60%

MM Select T. Rowe Price Retirement 2045 Fund	1.67%	3.62%

MM Select T. Rowe Price Retirement 2050 Fund	1.67%	3.69%

MM Select T. Rowe Price Retirement 2055 Fund	1.67%	3.65%

MM Select T. Rowe Price Retirement 2060 Fund	1.67%	3.75%

7

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

* The S&P Target Date Index for each Fund in the Series is as follows: MM Select T. Rowe Price Retirement 2005 Fund: S&P Target Date Retirement Income Index; MM Select T. Rowe Price Retirement 2010 Fund: S&P Target Date 2010 Index; MM Select T. Rowe Price Retirement 2015 Fund: S&P Target Date 2015 Index; MM Select T. Rowe Price Retirement 2020 Fund: S&P Target Date 2020 Index; MM Select T. Rowe Price Retirement 2025 Fund: S&P Target Date 2025 Index; MM Select T. Rowe Price Retirement 2030 Fund: S&P Target Date 2030 Index; MM Select T. Rowe Price Retirement 2035 Fund: S&P Target Date 2035 Index; MM Select T. Rowe Price Retirement 2040 Fund: S&P Target Date 2040 Index; MM Select T. Rowe Price Retirement 2045 Fund: S&P Target Date 2045 Index; MM Select T. Rowe Price Retirement 2050 Fund: S&P Target Date 2050 Index; MM Select T. Rowe Price Retirement 2055 Fund: S&P Target Date 2055 Index; and MM Select T. Rowe Price Retirement 2060 Fund: S&P Target Date 2060 Index.

For the period ended September 30, 2018, each of the MM Select T. Rowe Price Retirement (target-date) Funds underperformed its respective S&P Target Date Index. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the period ended September 30, 2018, security selection within the underlying allocations was the top detractor from the MassMutual Select T. Rowe Price Target Date Funds’ relative returns. Tactical allocation decisions weighed on performance, while out-of-benchmark exposure to diversifying sectors added value.

Security selection within the underlying allocations drove underperformance for the period, most notably within the U.S. large-cap growth and value equity allocations, which both lagged their style-specific benchmarks. Security selection within the U.S. mid-cap, international developed growth, and emerging-market equities allocations also negatively impacted returns, as these portfolios trailed their respective benchmarks. Security selection among U.S. small-cap stocks positively contributed to performance, most notably within the small-cap growth allocation. Within fixed income, security selection among emerging-market and U.S. investment-grade bonds weighed on relative results. While security selection within the dynamic global and hedged non-dollar bonds detracted from performance, the Funds’ favorable out-of-benchmark exposure to these sectors partly offset this negative impact.

Portfolio positioning detracted from relative returns, led by an unfavorable overweight to international equities relative to U.S. equities, as U.S. stocks outpaced international stocks. An underweight allocation to equities relative to fixed income and cash also hampered relative returns, as stocks outpaced bonds for the period. The inclusion of high-yield bonds as a diversifying sector lifted performance for the period, while exposure to emerging-market bonds detracted from relative returns.

While the Funds do not invest directly in derivatives, they may have indirect exposure from holdings in the underlying funds.

Investment adviser outlook

Global growth trajectories have increasingly diverged, with the U.S. continuing to lead, bolstered by late-cycle accommodative policies. After expanding above potential, the Fund managers expect global growth to stabilize at more sustainable levels, with a narrowing in growth differential between the U.S. and the rest of the world. Global equity valuations remain elevated against a backdrop of increasing risks from trade tensions, narrow leadership, rising interest rates, and reduced liquidity from central banks. Tight labor markets, wage growth, and expected tariffs could lead to higher inflation in the U.S. While growth in Europe has moderated, Fund management expects it to stabilize and remain above potential. In Fund management’s view, Japanese monetary and fiscal policies remain tailwinds, but a stronger yen and escalating trade tensions could weigh on Japan’s trade-driven economy. While U.S. dollar strength and trade risks have exacerbated weakness in some emerging-market countries that are

8

MassMutual Select T. Rowe Price (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

vulnerable to these concerns, most countries are less reliant on U.S. dollar funding than they were in the past, lessening the potential for systemic risk. Despite concerns surrounding trade and idiosyncratic events, the Fund managers believe the growth differential relative to developed economies should continue to improve as concerns of a full-blown crisis appear premature.

Despite increasing trade tensions and concerns regarding Britain’s exit from the European Union, global bond yields have moved higher over the course of this year. While monetary policies are continuing to diverge, Fund management believes the gap should narrow as the impacts of the U.S. Federal Reserve Board’s tightening policy take hold and as other major central banks take initial steps toward policy normalization. Fund management believes tentative signs point to modestly rising inflation, with higher oil prices and tight labor markets in several developed countries. Tariffs could threaten to disrupt supply chains and increase manufacturing costs. Several emerging-market economies are facing pressures from rising developed-market interest rates and the stronger U.S. dollar. With global central banks winding down ultra-accommodative policies, Fund management believes this could lessen liquidity and put upward pressure on yields. Although the expected returns from fixed income markets remain low relative to history, Fund management believes bonds may still provide ballast against an increase in equity market volatility.

The Fund managers have a cautious view on risk-taking within the Funds’ portfolios, given the backdrop of elevated global equity market valuations and an extended economic cycle. They believe that their strategic investing approach and broad diversification add value over the long term and could help to mitigate downside risk.

MassMutual Select T. Rowe Price Retirement 2005 Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Fund	65.2%
Equity Funds	35.0%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2010 Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	60.0%
Equity Funds	40.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2015 Fund Asset Allocation (% of Net Assets) on 9/30/18

Fixed Income Funds	53.2%
Equity Funds	46.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2020 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	56.7%
Fixed Income Funds	43.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MassMutual Select T. Rowe Price (target-date) Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2025 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	65.0%
Fixed Income Funds	35.0%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2030 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	72.7%
Fixed Income Funds	27.3%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2035 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	79.5%
Fixed Income Funds	20.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2040 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	84.6%
Fixed Income Funds	15.4%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2045 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	87.4%
Fixed Income Funds	12.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2050 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	87.5%
Fixed Income Funds	12.5%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2055 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	87.8%
Fixed Income Funds	12.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2060 Fund Asset Allocation (% of Net Assets) on 9/30/18

Equity Funds	88.2%
Fixed Income Funds	12.1%

Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%

Net Assets	100.0%

10

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement Balanced Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.47%
Class M5	1.40%
Class M4	1.20%
Class M3	1.07%
S&P Target Date Retirement Income Index	1.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

11

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2005 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.27%
Class M5	1.13%
Class M4	1.00%
Class M3	0.80%
S&P Target Date Retirement Income Index	1.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2010 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2010 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.33%
Class M5	1.27%
Class M4	1.13%
Class M3	1.00%
S&P Target Date 2010 Index	2.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2010 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in Select T. Rowe Price Retirement 2015 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2015 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.40%
Class M5	1.27%
Class M4	1.13%
Class M3	1.00%
S&P Target Date 2015 Index	2.46%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2015 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

14

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in Select T. Rowe Price Retirement 2020 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2020 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.53%
Class M5	1.40%
Class M4	1.27%
Class M3	1.13%
S&P Target Date 2020 Index	2.62%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2020 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

15

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2025 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2025 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.53%
Class M5	1.47%
Class M4	1.33%
Class M3	1.13%
S&P Target Date 2025 Index	2.88%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2025 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

16

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2030 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2030 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.53%
Class M5	1.47%
Class M4	1.33%
Class M3	1.13%
S&P Target Date 2030 Index	3.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2030 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

17

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2035 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2035 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.60%
Class M5	1.53%
Class M4	1.33%
Class M3	1.20%
S&P Target Date 2035 Index	3.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2035 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

18

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2040 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2040 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.60%
Class M5	1.53%
Class M4	1.40%
Class M3	1.20%
S&P Target Date 2040 Index	3.60%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2040 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

19

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2045 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2045 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.67%
Class M5	1.53%
Class M4	1.40%
Class M3	1.27%
S&P Target Date 2045 Index	3.62%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2045 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2050 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2050 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.67%
Class M5	1.53%
Class M4	1.40%
Class M3	1.27%
S&P Target Date 2050 Index	3.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

$11,000
10,000
9,000
2/16/18
3/18
6/18
9/18
S&P Target Date 2050 Index $10,369
Class I $10,167
Class M5 $10,153
Class M4 $10,140
Class M3 $10,127

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2050 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2055 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2055 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.67%
Class M5	1.53%
Class M4	1.40%
Class M3	1.27%
S&P Target Date 2055 Index	3.65%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2055 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Retirement 2060 Fund Class I, Class M5, Class M4, Class M3, and the S&P Target Date 2060 Index.

TOTAL RETURN	Since Inception Average Annual 2/16/18 - 9/30/18
Class I	1.67%
Class M5	1.60%
Class M4	1.40%
Class M3	1.27%
S&P Target Date 2060 Index	3.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2060 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 37.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	405,888	$3,937,110
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	28,962	305,839
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	208,142	2,387,384
MM S&P 500 Index Fund, Class I (b)	325,079	6,657,624

		13,287,957

Fixed Income Funds — 62.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	681,011	6,769,252
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	129,812	1,251,384
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	1,043,260	10,526,492
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	94,515	947,987
State Street Institutional U.S. Government Money Market Fund	297,151	297,151
T. Rowe Price Dynamic Global Bond Fund, Class I	117,457	1,138,159
T. Rowe Price Institutional Floating Rate Fund	40,229	401,885
T. Rowe Price Institutional High Yield Fund	73,762	640,988

		21,973,298

TOTAL MUTUAL FUNDS (Cost $34,824,747)		35,261,255

TOTAL LONG-TERM INVESTMENTS (Cost $34,824,747)		35,261,255

TOTAL INVESTMENTS — 100.1% (Cost $34,824,747) (c)		35,261,255

Other Assets/(Liabilities) — (0.1)%		(52,044)

NET ASSETS — 100.0%		$35,209,211

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 35.0%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	171,838	$1,666,828
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	11,636	122,871
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	84,764	972,247
MM S&P 500 Index Fund, Class I (b)	132,513	2,713,859

		5,475,805

Fixed Income Funds — 65.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	441,014	4,383,676
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	86,657	835,375
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	282,578	2,851,208
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	60,052	602,317
State Street Institutional U.S. Government Money Market Fund	98,830	98,830
T. Rowe Price Dynamic Global Bond Fund, Class I	74,056	717,601
T. Rowe Price Institutional Floating Rate Fund	28,633	286,045
T. Rowe Price Institutional High Yield Fund	48,609	422,413

		10,197,465

TOTAL MUTUAL FUNDS (Cost $15,504,308)		15,673,270

TOTAL LONG-TERM INVESTMENTS (Cost $15,504,308)		15,673,270

TOTAL INVESTMENTS — 100.2% (Cost $15,504,308) (c)		15,673,270

Other Assets/(Liabilities) — (0.2)%		(33,439)

NET ASSETS — 100.0%		$15,639,831

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 40.1%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	1,097,122	$10,642,086
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	76,345	806,205
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	551,959	6,330,975
MM S&P 500 Index Fund, Class I (b)	860,996	17,633,191

		35,412,457

Fixed Income Funds — 60.0%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	2,322,504	23,085,691
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	443,559	4,275,909
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	1,425,780	14,386,117
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	340,409	3,414,299
State Street Institutional U.S. Government Money Market Fund	617,933	617,933
T. Rowe Price Dynamic Global Bond Fund, Class I	384,390	3,724,743
T. Rowe Price Institutional Floating Rate Fund	145,233	1,450,878
T. Rowe Price Institutional High Yield Fund	235,025	2,042,370

		52,997,940

TOTAL MUTUAL FUNDS (Cost $87,421,091)		88,410,397

TOTAL LONG-TERM INVESTMENTS (Cost $87,421,091)		88,410,397

TOTAL INVESTMENTS — 100.1% (Cost $87,421,091) (c)		88,410,397

Other Assets/(Liabilities) — (0.1)%		(72,040)

NET ASSETS — 100.0%		$88,338,357

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 46.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	1,456,686	$14,129,856
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	540,070	5,870,561
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	101,175	1,068,411
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	734,849	8,428,714
MM S&P 500 Index Fund, Class I (b)	853,432	17,478,281

		46,975,823

Fixed Income Funds — 53.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	2,415,323	24,008,308
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	447,180	4,310,818
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	1,266,744	12,781,451
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	382,682	3,838,302
State Street Institutional U.S. Government Money Market Fund	852,164	852,164
T. Rowe Price Dynamic Global Bond Fund, Class I	400,539	3,881,223
T. Rowe Price Institutional Floating Rate Fund	152,323	1,521,704
T. Rowe Price Institutional High Yield Fund	236,112	2,051,817

		53,245,787

TOTAL MUTUAL FUNDS (Cost $99,406,444)		100,221,610

TOTAL LONG-TERM INVESTMENTS (Cost $99,406,444)		100,221,610

TOTAL INVESTMENTS — 100.1% (Cost $99,406,444) (c)		100,221,610

Other Assets/(Liabilities) — (0.1)%		(57,635)

NET ASSETS — 100.0%		$100,163,975

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 56.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	9,967,057	$96,680,454
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	5,928,048	64,437,886
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	702,259	7,415,860
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	4,939,853	56,660,113
MM S&P 500 Index Fund, Class I (b)	4,677,375	95,792,642

		320,986,955

Fixed Income Funds — 43.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	11,992,016	119,200,639
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	2,093,882	20,185,026
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	4,372,905	44,122,611
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	2,103,738	21,100,486
State Street Institutional U.S. Government Money Market Fund	5,649,376	5,649,377
T. Rowe Price Dynamic Global Bond Fund, Class I	1,959,711	18,989,599
T. Rowe Price Institutional Floating Rate Fund	694,165	6,934,707
T. Rowe Price Institutional High Yield Fund	1,040,447	9,041,487

		245,223,932

TOTAL MUTUAL FUNDS (Cost $559,033,947)		566,210,887

TOTAL LONG-TERM INVESTMENTS (Cost $559,033,947)		566,210,887

TOTAL INVESTMENTS — 100.1% (Cost $559,033,947) (c)		566,210,887

Other Assets/(Liabilities) — (0.1)%		(283,219)

NET ASSETS — 100.0%		$565,927,668

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 65.0%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	6,739,734	$65,375,416
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	5,641,174	61,319,559
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	469,833	4,961,437
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	3,343,810	38,353,505
MM S&P 500 Index Fund, Class I (b)	2,331,809	47,755,454

		217,765,371

Fixed Income Funds — 35.0%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	6,094,248	60,576,829
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	993,794	9,580,175
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	1,447,680	14,607,092
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	1,192,086	11,956,625
State Street Institutional U.S. Government Money Market Fund	3,358,974	3,358,974
T. Rowe Price Dynamic Global Bond Fund, Class I	1,004,185	9,730,551
T. Rowe Price Institutional Floating Rate Fund	336,096	3,357,596
T. Rowe Price Institutional High Yield Fund	446,568	3,880,680

		117,048,522

TOTAL MUTUAL FUNDS (Cost $330,830,408)		334,813,893

TOTAL LONG-TERM INVESTMENTS (Cost $330,830,408)		334,813,893

TOTAL INVESTMENTS — 100.0% (Cost $330,830,408) (c)		334,813,893

Other Assets/(Liabilities) — (0.0)%		(157,654)

NET ASSETS — 100.0%		$334,656,239

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 72.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	19,687,521	$190,968,950
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	19,648,905	213,583,602
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	1,381,601	14,589,702
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	9,870,072	113,209,726
MM S&P 500 Index Fund, Class I (b)	5,065,330	103,737,965

		636,089,945

Fixed Income Funds — 27.3%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	13,150,847	130,719,421
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	2,006,001	19,337,847
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a) (b)	1,707,591	17,229,590
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	2,877,385	28,860,169
State Street Institutional U.S. Government Money Market Fund	7,774,599	7,774,599
T. Rowe Price Dynamic Global Bond Fund, Class I	2,150,294	20,836,353
T. Rowe Price Institutional Floating Rate Fund	705,463	7,047,579
T. Rowe Price Institutional High Yield Fund	850,046	7,386,896

		239,192,454

TOTAL MUTUAL FUNDS (Cost $863,455,582)		875,282,399

TOTAL LONG-TERM INVESTMENTS (Cost $863,455,582)		875,282,399

TOTAL INVESTMENTS — 100.0% (Cost $863,455,582) (c)		875,282,399

Other Assets/(Liabilities) — (0.0)%		(413,468)

NET ASSETS — 100.0%		$874,868,931

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 79.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	7,711,419	$74,800,760
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	8,635,368	93,866,447
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	533,533	5,634,112
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	3,811,717	43,720,393
MM S&P 500 Index Fund, Class I (b)	1,453,766	29,773,132

		247,794,844

Fixed Income Funds — 20.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	3,756,940	37,343,985
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	501,540	4,834,842
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	937,916	9,407,294
State Street Institutional U.S. Government Money Market Fund	3,009,263	3,009,263
T. Rowe Price Dynamic Global Bond Fund, Class I	611,092	5,921,482
T. Rowe Price Institutional Floating Rate Fund	188,295	1,881,062
T. Rowe Price Institutional High Yield Fund	192,046	1,668,883

		64,066,811

TOTAL MUTUAL FUNDS (Cost $308,034,925)		311,861,655

TOTAL LONG-TERM INVESTMENTS (Cost $308,034,925)		311,861,655

TOTAL INVESTMENTS — 100.1% (Cost $308,034,925) (c)		311,861,655

Other Assets/(Liabilities) — (0.1)%		(157,521)

NET ASSETS — 100.0%		$311,704,134

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 84.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	16,750,764	$162,482,411
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	20,290,074	220,553,109
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	1,157,029	12,218,231
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	8,238,820	94,499,261
MM S&P 500 Index Fund, Class I (b)	2,330,324	47,725,041

		537,478,053

Fixed Income Funds — 15.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	5,631,599	55,978,091
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	616,615	5,944,172
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	1,698,996	17,040,931
State Street Institutional U.S. Government Money Market Fund	6,029,912	6,029,912
T. Rowe Price Dynamic Global Bond Fund, Class I	915,714	8,873,270
T. Rowe Price Institutional Floating Rate Fund	258,616	2,583,578
T. Rowe Price Institutional High Yield Fund	183,014	1,590,395

		98,040,349

TOTAL MUTUAL FUNDS (Cost $626,366,859)		635,518,402

TOTAL LONG-TERM INVESTMENTS (Cost $626,366,859)		635,518,402

TOTAL INVESTMENTS — 100.0% (Cost $626,366,859) (c)		635,518,402

Other Assets/(Liabilities) — (0.0)%		(296,566)

NET ASSETS — 100.0%		$635,221,836

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 87.4%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	6,082,552	$59,000,756
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	7,608,590	82,705,374
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	418,637	4,420,802
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	2,960,004	33,951,242
MM S&P 500 Index Fund, Class I (b)	727,253	14,894,150

		194,972,324

Fixed Income Funds — 12.7%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	1,603,122	15,935,034
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	145,953	1,406,986
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	521,705	5,232,705
State Street Institutional U.S. Government Money Market Fund	2,219,527	2,219,527
T. Rowe Price Dynamic Global Bond Fund, Class I	257,583	2,495,975
T. Rowe Price Institutional Floating Rate Fund	69,263	691,940
T. Rowe Price Institutional High Yield Fund	29,868	259,553

		28,241,720

TOTAL MUTUAL FUNDS (Cost $220,112,087)		223,214,044

TOTAL LONG-TERM INVESTMENTS (Cost $220,112,087)		223,214,044

TOTAL INVESTMENTS — 100.1% (Cost $220,112,087) (c)		223,214,044

Other Assets/(Liabilities) — (0.1)%		(124,059)

NET ASSETS — 100.0%		$223,089,985

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 87.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	10,040,095	$97,388,917
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	12,481,948	135,678,775
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	687,606	7,261,116
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	4,862,762	55,775,882
MM S&P 500 Index Fund, Class I (b)	1,193,360	24,440,008

		320,544,698

Fixed Income Funds — 12.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	2,605,015	25,893,852
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	240,241	2,315,924
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	853,320	8,558,800
State Street Institutional U.S. Government Money Market Fund	3,764,361	3,764,361
T. Rowe Price Dynamic Global Bond Fund, Class I	410,066	3,973,539
T. Rowe Price Institutional Floating Rate Fund	110,854	1,107,434
T. Rowe Price Institutional High Yield Fund	48,828	424,313

		46,038,223

TOTAL MUTUAL FUNDS (Cost $361,135,764)		366,582,921

TOTAL LONG-TERM INVESTMENTS (Cost $361,135,764)		366,582,921

TOTAL INVESTMENTS — 100.0% (Cost $361,135,764) (c)		366,582,921

Other Assets/(Liabilities) — (0.0)%		(176,153)

NET ASSETS — 100.0%		$366,406,768

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 87.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	2,962,864	$28,739,783
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	3,671,723	39,911,624
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	201,917	2,132,245
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	1,451,694	16,650,929
MM S&P 500 Index Fund, Class I (b)	346,352	7,093,295

		94,527,876

Fixed Income Funds — 12.3%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	756,762	7,522,214
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	69,964	674,452
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	250,594	2,513,455
State Street Institutional U.S. Government Money Market Fund	904,468	904,468
T. Rowe Price Dynamic Global Bond Fund, Class I	123,594	1,197,627
T. Rowe Price Institutional Floating Rate Fund	32,799	327,662
T. Rowe Price Institutional High Yield Fund	14,028	121,902

		13,261,780

TOTAL MUTUAL FUNDS (Cost $106,281,265)		107,789,656

TOTAL LONG-TERM INVESTMENTS (Cost $106,281,265)		107,789,656

TOTAL INVESTMENTS — 100.1% (Cost $106,281,265) (c)		107,789,656

Other Assets/(Liabilities) — (0.1)%		(69,972)

NET ASSETS — 100.0%		$107,719,684

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Equity Funds — 88.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a) (b)	350,953	$3,404,245
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a) (b)	434,282	4,720,644
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a) (b)	23,723	250,510
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a) (b)	173,021	1,984,550
MM S&P 500 Index Fund, Class I (b)	40,808	835,739

		11,195,688

Fixed Income Funds — 12.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a) (b)	89,630	890,922
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a) (b)	8,322	80,222
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I (a) (b)	29,386	294,744
State Street Institutional U.S. Government Money Market Fund	85,539	85,539
T. Rowe Price Dynamic Global Bond Fund, Class I	13,949	135,167
T. Rowe Price Institutional Floating Rate Fund	3,652	36,488
T. Rowe Price Institutional High Yield Fund	1,267	11,012

		1,534,094

TOTAL MUTUAL FUNDS (Cost $12,555,810)		12,729,782

TOTAL LONG-TERM INVESTMENTS (Cost $12,555,810)		12,729,782

TOTAL INVESTMENTS — 100.3% (Cost $12,555,810) (c)		12,729,782

Other Assets/(Liabilities) — (0.3)%		(35,572)

NET ASSETS — 100.0%		$12,694,210

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

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37

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$2,478,183	$1,524,889
Investments, at value — affiliated issuers (Note 2 & 7) (b)	32,783,072	14,148,381

Total investments	35,261,255	15,673,270

Receivables from:
Investments sold	12,869	35,000
Investment adviser (Note 3)	9,547	9,151
Fund shares sold	5,276	5,030
Prepaid expenses	30,559	30,559

Total assets	35,319,506	15,753,010

Liabilities:
Payables for:
Investments purchased	-	39,965
Fund shares repurchased	17,895	-
Trustees’ fees and expenses (Note 3)	1,608	265
Affiliates (Note 3):
Administration fees	36,678	33,864
Service fees	13,147	1,965
Distribution fees	4,025	578
Accrued expense and other liabilities	36,942	36,542

Total liabilities	110,295	113,179

Net assets	$35,209,211	$15,639,831

Net assets consist of:
Paid-in capital	$34,547,078	$15,457,276
Undistributed (accumulated) net investment income (loss)	(933)	8,431
Accumulated net realized gain (loss) on investments and foreign currency transactions	226,558	5,162
Net unrealized appreciation (depreciation) on investments and foreign currency translations	436,508	168,962

Net assets	$35,209,211	$15,639,831

(a) Cost of investments — unaffiliated issuers:	$2,508,831	$1,530,413
(b) Cost of investments — affiliated issuers:	$32,315,916	$13,973,895

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$7,835,924	$8,306,908	$40,615,170	$20,327,801	$43,045,427
80,574,473	91,914,702	525,595,717	314,486,092	832,236,972

88,410,397	100,221,610	566,210,887	334,813,893	875,282,399

350,930	-	79,721	243,108	-
9,673	9,998	13,822	12,812	17,411
15,662	36,000	124,885	42,311	485,904
30,558	30,560	30,558	30,559	30,559

88,817,220	100,298,168	566,459,873	335,142,683	875,816,273

300,000	28,983	-	-	481,041
66,171	6,669	202,011	284,020	931
2,531	1,796	15,555	7,778	23,010

40,940	41,039	88,583	62,934	120,978
22,780	12,880	136,503	66,371	201,275
9,452	5,430	49,473	26,801	78,568
36,989	37,396	40,080	38,540	41,539

478,863	134,193	532,205	486,444	947,342

$88,338,357	$100,163,975	$565,927,668	$334,656,239	$874,868,931

$87,298,658	$99,297,396	$558,728,515	$330,733,259	$863,559,072
27,916	25,937	(8,980)	(4,422)	(13,217)
22,477	25,476	31,193	(56,083)	(503,741)
989,306	815,166	7,176,940	3,983,485	11,826,817

$88,338,357	$100,163,975	$565,927,668	$334,656,239	$874,868,931

$7,957,204	$8,369,895	$41,175,020	$20,543,978	$43,576,071
$79,463,887	$91,036,549	$517,858,927	$310,286,430	$819,879,511

39

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I shares:
Net assets	$5,429,283	$4,932,053

Shares outstanding (a)	356,751	324,793

Net asset value, offering price and redemption price per share	$15.22	$15.19

Class M5 shares:
Net assets	$9,189,450	$7,753,816

Shares outstanding (a)	604,011	511,275

Net asset value, offering price and redemption price per share	$15.21	$15.17

Class M4 shares:
Net assets	$14,250,542	$2,059,168

Shares outstanding (a)	938,531	135,949

Net asset value, offering price and redemption price per share	$15.18	$15.15

Class M3 shares:
Net assets	$6,339,936	$894,794

Shares outstanding (a)	418,171	59,172

Net asset value, offering price and redemption price per share	$15.16	$15.12

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$19,842,218	$27,303,584	$110,027,074	$81,688,735	$148,473,476

1,305,185	1,795,352	7,226,402	5,362,482	9,745,989

$15.20	$15.21	$15.23	$15.23	$15.23

$32,952,174	$53,386,181	$243,193,573	$147,045,253	$409,119,560

2,169,180	3,513,502	15,987,276	9,662,549	26,879,774

$15.19	$15.19	$15.21	$15.22	$15.22

$20,459,377	$11,780,684	$136,540,198	$61,589,339	$193,313,265

1,348,817	776,588	8,989,415	4,053,167	12,720,356

$15.17	$15.17	$15.19	$15.20	$15.20

$15,084,588	$7,693,526	$76,166,823	$44,332,912	$123,962,630

996,014	507,945	5,022,310	2,922,129	8,169,134

$15.14	$15.15	$15.17	$15.17	$15.17

41

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$12,480,690	$19,077,155
Investments, at value — affiliated issuers (Note 2 & 7) (b)	299,380,965	616,441,247

Total investments	311,861,655	635,518,402

Receivables from:
Investments sold	250,000	-
Investment adviser (Note 3)	12,504	15,249
Fund shares sold	189,509	482,953
Prepaid expenses	30,559	30,559

Total assets	312,344,227	636,047,163

Liabilities:
Payables for:
Investments purchased	407,926	347,337
Fund shares repurchased	30,323	132,757
Trustees’ fees and expenses (Note 3)	6,901	16,937
Affiliates (Note 3):
Administration fees	61,358	97,751
Service fees	64,966	136,963
Distribution fees	30,674	53,733
Accrued expense and other liabilities	37,945	39,849

Total liabilities	640,093	825,327

Net assets	$311,704,134	$635,221,836

Net assets consist of:
Paid-in capital	$308,188,678	$626,680,939
Undistributed (accumulated) net investment income (loss)	(3,919)	(212,988)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(307,355)	(397,658)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,826,730	9,151,543

Net assets	$311,704,134	$635,221,836

(a) Cost of investments — unaffiliated issuers:	$12,596,541	$19,277,280
(b) Cost of investments — affiliated issuers:	$295,438,384	$607,089,579

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$5,666,995	$9,269,647	$2,551,659	$268,206
217,547,049	357,313,274	105,237,997	12,461,576

223,214,044	366,582,921	107,789,656	12,729,782

250,000	250,000	-	45,000
11,671	12,935	10,413	9,184
246,089	193,465	191,144	43,539
30,559	30,558	30,559	30,559

223,752,363	367,069,879	108,021,772	12,858,064

452,262	421,633	159,468	65,192
42,860	20,201	31,200	23,296
5,597	9,587	2,735	257

54,501	71,308	43,603	33,629
47,367	74,594	19,782	3,613
22,148	27,371	8,245	1,323
37,643	38,417	37,055	36,544

662,378	663,111	302,088	163,854

$223,089,985	$366,406,768	$107,719,684	$12,694,210

$220,299,754	$361,302,547	$106,328,382	$12,529,704
(47,198)	(156,619)	(8,657)	(142)
(264,528)	(186,317)	(108,432)	(9,324)
3,101,957	5,447,157	1,508,391	173,972

$223,089,985	$366,406,768	$107,719,684	$12,694,210

$5,715,475	$9,353,742	$2,575,037	$270,293
$214,396,612	$351,782,022	$103,706,228	$12,285,517

43

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Class I shares:
Net assets	$70,756,098	$99,534,128

Shares outstanding (a)	4,642,916	6,529,988

Net asset value, offering price and redemption price per share	$15.24	$15.24

Class M5 shares:
Net assets	$136,793,222	$316,520,946

Shares outstanding (a)	8,984,660	20,784,194

Net asset value, offering price and redemption price per share	$15.23	$15.23

Class M4 shares:
Net assets	$54,035,648	$132,360,902

Shares outstanding (a)	3,554,626	8,704,649

Net asset value, offering price and redemption price per share	$15.20	$15.21

Class M3 shares:
Net assets	$50,119,166	$86,805,860

Shares outstanding (a)	3,302,014	5,717,342

Net asset value, offering price and redemption price per share	$15.18	$15.18

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$41,248,600	$46,555,019	$16,169,938	$3,616,072

2,705,184	3,053,445	1,060,463	237,148

$15.25	$15.25	$15.25	$15.25

$106,427,680	$199,759,621	$59,887,282	$3,032,482

6,986,449	13,112,836	3,931,154	199,029

$15.23	$15.23	$15.23	$15.24

$39,913,070	$76,013,075	$18,046,736	$3,919,350

2,624,024	4,997,334	1,186,427	257,621

$15.21	$15.21	$15.21	$15.21

$35,500,635	$44,079,053	$13,615,728	$2,126,306

2,337,453	2,902,345	896,516	139,983

$15.19	$15.19	$15.19	$15.19

45

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select T. Rowe Price Retirement Balanced Fund+	MassMutual Select T. Rowe Price Retirement 2005 Fund+
Investment income (Note 2):
Dividends — unaffiliated issuers	$72,110	$19,099
Interest	69	24

Total investment income	72,179	19,123

Expenses (Note 3):
Custody fees	5,502	5,370
Audit fees	31,206	31,206
Legal fees	879	510
Accounting & Administration fees	32,550	32,550
Shareholder reporting fees	8,854	7,818
Trustees’ fees	2,862	404
Registration and filing fees	39,793	39,793
Transfer agent fees	2,000	2,000

	123,646	119,651
Administration fees:
Class M5	23,162	3,796
Class M4	13,580	1,716
Class M3	5,765	601
Distribution fees:
Class M3	9,608	1,002
Distribution and Service fees:
Class M4	22,634	2,859
Class M3	9,608	1,002

Total expenses	208,003	130,627
Expenses waived:
Class I fees reimbursed by adviser	(6,729)	(27,611)
Class M5 fees reimbursed by adviser	(63,870)	(57,152)
Class M4 fees reimbursed by adviser	(37,241)	(25,836)
Class M3 fees reimbursed by adviser	(15,806)	(9,052)

Net expenses:	84,357	10,976

Net investment income (loss)	(12,178)	8,147

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(36,335)	(4,725)
Investment transactions — affiliated issuers (Note 7)	272,037	9,887

Net realized gain (loss)	235,702	5,162

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(30,648)	(5,523)
Investment transactions — affiliated issuers (Note 7)	467,156	174,485

Net change in unrealized appreciation (depreciation)	436,508	168,962

Net realized gain (loss) and change in unrealized appreciation (depreciation)	672,210	174,124

Net increase (decrease) in net assets resulting from operations	$660,032	$182,271

+	Fund commenced operations on February 16, 2018.

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Retirement 2010 Fund+	MassMutual Select T. Rowe Price Retirement 2015 Fund+	MassMutual Select T. Rowe Price Retirement 2020 Fund+	MassMutual Select T. Rowe Price Retirement 2025 Fund+	MassMutual Select T. Rowe Price Retirement 2030 Fund+

$156,531	$105,700	$734,073	$305,851	$698,292
24	24	630	327	1,326

156,555	105,724	734,703	306,178	699,618

5,371	5,928	5,928	5,929	5,961
31,206	31,206	31,206	31,206	31,206
1,104	877	4,354	2,266	6,090
32,550	32,550	32,550	32,550	32,550
9,450	8,896	18,438	12,783	23,239
4,505	3,107	27,584	13,564	40,566
39,793	39,793	39,793	39,793	39,793
2,000	2,000	2,000	2,000	2,000

125,979	124,357	161,853	140,091	181,405

29,122	22,495	201,319	101,662	318,015
19,104	10,681	124,039	54,146	171,645
13,101	7,788	70,316	33,795	107,631

21,836	12,980	117,193	56,324	179,384

31,839	17,802	206,732	90,244	286,075
21,836	12,980	117,193	56,324	179,384

262,817	209,083	998,645	532,586	1,423,539

(21,409)	(32,791)	(20,709)	(23,459)	(20,097)
(49,654)	(50,309)	(71,497)	(62,284)	(85,481)
(32,566)	(23,860)	(44,431)	(33,722)	(46,659)
(22,350)	(17,396)	(25,215)	(20,625)	(29,168)

136,838	84,727	836,793	392,496	1,242,134

19,717	20,997	(102,090)	(86,318)	(542,516)

(13,925)	(10,490)	(71,552)	(25,529)	(69,074)
36,402	35,966	150,814	32,222	27,984

22,477	25,476	79,262	6,693	(41,090)

(121,280)	(62,987)	(559,850)	(216,177)	(530,644)
1,110,586	878,153	7,736,790	4,199,662	12,357,461

989,306	815,166	7,176,940	3,983,485	11,826,817

1,011,783	840,642	7,256,202	3,990,178	11,785,727

$1,031,500	$861,639	$7,154,112	$3,903,860	$11,243,211

47

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Select T. Rowe Price Retirement 2035 Fund+	MassMutual Select T. Rowe Price Retirement 2040 Fund+
Investment income (Note 2):
Dividends — unaffiliated issuers	$161,343	$264,040
Interest	478	1,387

Total investment income	161,821	265,427

Expenses (Note 3):
Custody fees	5,502	5,436
Audit fees	31,206	31,206
Legal fees	2,064	4,650
Accounting & Administration fees	32,550	32,550
Shareholder reporting fees	12,167	19,282
Trustees’ fees	12,041	29,957
Registration and filing fees	39,793	39,793
Transfer agent fees	2,000	2,000

	137,323	164,874
Administration fees:
Class M5	91,187	257,756
Class M4	45,739	114,761
Class M3	37,396	71,497
Distribution fees:
Class M3	62,327	119,161
Distribution and Service fees:
Class M4	76,231	191,269
Class M3	62,327	119,161

Total expenses	512,530	1,038,479
Expenses waived:
Class I fees reimbursed by adviser	(20,274)	(16,903)
Class M5 fees reimbursed by adviser	(61,308)	(85,885)
Class M4 fees reimbursed by adviser	(30,807)	(38,329)
Class M3 fees reimbursed by adviser	(24,934)	(23,758)

Net expenses:	375,207	873,604

Net investment income (loss)	(213,386)	(608,177)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(15,695)	(37,542)
Investment transactions — affiliated issuers (Note 7)	(102,884)	(7,823)

Net realized gain (loss)	(118,579)	(45,365)

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(115,851)	(200,125)
Investment transactions — affiliated issuers (Note 7)	3,942,581	9,351,668

Net change in unrealized appreciation (depreciation)	3,826,730	9,151,543

Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,708,151	9,106,178

Net increase (decrease) in net assets resulting from operations	$3,494,765	$8,498,001

+	Fund commenced operations on February 16, 2018.

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Retirement 2045 Fund+	MassMutual Select T. Rowe Price Retirement 2050 Fund+	MassMutual Select T. Rowe Price Retirement 2055 Fund+	MassMutual Select T. Rowe Price Retirement 2060 Fund+

$67,395	$114,448	$32,525	$3,055
629	1,084	327	39

68,024	115,532	32,852	3,094

5,436	5,436	5,403	5,371
31,206	31,206	31,206	31,206
1,822	2,805	1,117	516
32,550	32,550	32,550	32,550
11,441	14,182	9,489	7,833
9,860	16,897	4,802	432
39,793	39,793	39,793	39,793
2,000	2,000	2,000	2,000

134,108	144,869	126,360	119,701

81,376	156,563	47,698	2,333
34,468	63,998	15,491	2,762
29,829	36,846	10,380	1,363

49,715	61,410	17,300	2,272

57,448	106,664	25,819	4,603
49,715	61,410	17,300	2,272

436,659	631,760	260,348	135,306

(15,736)	(12,335)	(10,567)	(18,320)
(66,091)	(80,566)	(75,066)	(36,623)
(28,034)	(32,973)	(24,395)	(43,356)
(24,246)	(18,995)	(16,332)	(21,402)

302,552	486,891	133,988	15,605

(234,528)	(371,359)	(101,136)	(12,511)

(10,281)	(18,116)	(4,931)	(374)
(85,287)	24,376	(16,992)	2,834

(95,568)	6,260	(21,923)	2,460

(48,480)	(84,095)	(23,378)	(2,087)
3,150,437	5,531,252	1,531,769	176,059

3,101,957	5,447,157	1,508,391	173,972

3,006,389	5,453,417	1,486,468	176,432

$2,771,861	$5,082,058	$1,385,332	$163,921

49

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund	MassMutual Select T. Rowe Price Retirement 2010 Fund
	Period Ended September 30, 2018+	Period Ended September 30, 2018+	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(12,178)	$8,147	$19,717
Net realized gain (loss)	235,702	5,162	22,477
Net change in unrealized appreciation (depreciation)	436,508	168,962	989,306

Net increase (decrease) in net assets resulting from operations	660,032	182,271	1,031,500

Net fund share transactions (Note 5):
Class I	5,355,220	4,861,114	19,596,699
Class M5	8,841,575	7,672,022	32,550,305
Class M4	14,077,368	2,037,056	20,214,600
Class M3	6,275,016	887,368	14,945,253

Increase (decrease) in net assets from fund share transactions	34,549,179	15,457,560	87,306,857

Total increase (decrease) in net assets	35,209,211	15,639,831	88,338,357
Net assets

End of year	$35,209,211	$15,639,831	$88,338,357

Undistributed (accumulated) net investment income (loss) at end of period	$(933)	$8,431	$27,916

+	Fund commenced operations on February 16, 2018.

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund
Period Ended September 30, 2018+	Period Ended September 30, 2018+	Period Ended September 30, 2018+	Period Ended September 30, 2018+

$20,997	$(102,090)	$(86,318)	$(542,516)
25,476	79,262	6,693	(41,090)
815,166	7,176,940	3,983,485	11,826,817

861,639	7,154,112	3,903,860	11,243,211

26,994,601	108,668,797	80,743,603	146,575,887
53,071,409	240,029,079	145,399,878	403,826,224
11,639,565	134,742,671	60,753,177	190,658,967
7,596,761	75,333,009	43,855,721	122,564,642

99,302,336	558,773,556	330,752,379	863,625,720

100,163,975	565,927,668	334,656,239	874,868,931

$100,163,975	$565,927,668	$334,656,239	$874,868,931

$25,937	$(8,980)	$(4,422)	$(13,217)

51

MassMutual Select T. Rowe Price Retirement Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund	MassMutual Select T. Rowe Price Retirement 2045 Fund
	Period Ended September 30, 2018+	Period Ended September 30, 2018+	Period Ended September 30, 2018+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(213,386)	$(608,177)	$(234,528)
Net realized gain (loss)	(118,579)	(45,365)	(95,568)
Net change in unrealized appreciation (depreciation)	3,826,730	9,151,543	3,101,957

Net increase (decrease) in net assets resulting from operations	3,494,765	8,498,001	2,771,861

Net fund share transactions (Note 5):
Class I	69,972,427	98,148,569	40,776,614
Class M5	135,333,039	312,293,090	105,012,000
Class M4	53,244,491	130,454,194	39,328,891
Class M3	49,659,412	85,827,982	35,200,619

Increase (decrease) in net assets from fund share transactions	308,209,369	626,723,835	220,318,124

Total increase (decrease) in net assets	311,704,134	635,221,836	223,089,985
Net assets

End of year	$311,704,134	$635,221,836	$223,089,985

Undistributed (accumulated) net investment income (loss) at end of period	$(3,919)	$(212,988)	$(47,198)

+	Fund commenced operations on February 16, 2018.

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund
Period Ended September 30, 2018+	Period Ended September 30, 2018+	Period Ended September 30, 2018+

$(371,359)	$(101,136)	$(12,511)
6,260	(21,923)	2,460
5,447,157	1,508,391	173,972

5,082,058	1,385,332	163,921

45,891,092	16,012,504	3,582,966
196,995,992	59,049,047	2,996,228
74,902,868	17,773,365	3,858,053
43,534,758	13,499,436	2,093,042

361,324,710	106,334,352	12,530,289

366,406,768	107,719,684	12,694,210

$366,406,768	$107,719,684	$12,694,210

$(156,619)	$(8,657)	$(142)

53

MassMutual Select T. Rowe Price Retirement Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.02	$0.20	$0.22	$-	$-	$-	$15.22	1.47%	[b]	$5,429	0.41%	[a]	0.00%	[a]	0.25%	[a]
Class M5
9/30/18[g]	$15.00	$0.01	$0.20	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$9,189	0.56%	[a]	0.15%	[a]	0.09%	[a]
Class M4
9/30/18[g]	$15.00	$(0.02)	$0.20	$0.18	$-	$-	$-	$15.18	1.20%	[b]	$14,251	0.81%	[a]	0.40%	[a]	(0.16%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.04)	$0.20	$0.16	$-	$-	$-	$15.16	1.07%	[b]	$6,340	1.06%	[a]	0.65%	[a]	(0.41%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	60%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Retirement 2005 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.04	$0.15	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$4,932	2.26%	[a]	0.00%	[a]	0.38%	[a]
Class M5
9/30/18[g]	$15.00	$0.02	$0.15	$0.17	$-	$-	$-	$15.17	1.13%	[b]	$7,754	2.41%	[a]	0.15%	[a]	0.21%	[a]
Class M4
9/30/18[g]	$15.00	$(0.00)[d]	$0.15	$0.15	$-	$-	$-	$15.15	1.00%	[b]	$2,059	2.66%	[a]	0.40%	[a]	(0.05%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.03)	$0.15	$0.12	$-	$-	$-	$15.12	0.80%	[b]	$895	2.91%	[a]	0.65%	[a]	(0.30%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.02	$0.18	$0.20	$-	$-	$-	$15.20	1.33%	[b]	$19,842	0.26%	[a]	0.00%[a]		0.33%	[a]
Class M5
9/30/18[g]	$15.00	$0.01	$0.18	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$32,952	0.41%	[a]	0.15%	[a]	0.16%	[a]
Class M4
9/30/18[g]	$15.00	$(0.01)	$0.18	$0.17	$-	$-	$-	$15.17	1.13%	[b]	$20,459	0.66%	[a]	0.40%	[a]	(0.08%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.04)	$0.18	$0.14	$-	$-	$-	$15.14	0.93%	[b]	$15,085	0.91%	[a]	0.65%	[a]	(0.33%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Retirement 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.02	$0.19	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$27,304	0.34%	[a]	0.00%[a]		0.29%	[a]
Class M5
9/30/18[g]	$15.00	$0.01	$0.18	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$53,386	0.49%	[a]	0.15%	[a]	0.14%	[a]
Class M4
9/30/18[g]	$15.00	$(0.01)	$0.18	$0.17	$-	$-	$-	$15.17	1.13%	[b]	$11,781	0.74%	[a]	0.40%	[a]	(0.12%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.04)	$0.19	$0.15	$-	$-	$-	$15.15	1.00%	[b]	$7,694	0.99%	[a]	0.65%	[a]	(0.37%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.02	$0.21	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$110,027	0.05%	[a]	0.00%	[a]	0.25%	[a]
Class M5
9/30/18[g]	$15.00	$0.01	$0.20	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$243,194	0.20%	[a]	0.15%	[a]	0.09%	[a]
Class M4
9/30/18[g]	$15.00	$(0.01)	$0.20	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$136,540	0.45%	[a]	0.40%	[a]	(0.16%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.04)	$0.21	$0.17	$-	$-	$-	$15.17	1.13%	[b]	$76,167	0.70%	[a]	0.65%	[a]	(0.41%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Retirement 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.02	$0.21	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$81,689	0.09%	[a]	0.00%[a]		0.20%	[a]
Class M5
9/30/18[g]	$15.00	$0.00 [d]	$0.22	$0.22	$-	$-	$-	$15.22	1.47%	[b]	$147,045	0.24%	[a]	0.15%	[a]	0.05%	[a]
Class M4
9/30/18[g]	$15.00	$(0.02)	$0.22	$0.20	$-	$-	$-	$15.20	1.33%	[b]	$61,589	0.49%	[a]	0.40%	[a]	(0.20%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.04)	$0.21	$0.17	$-	$-	$-	$15.17	1.13%	[b]	$44,333	0.74%	[a]	0.65%	[a]	(0.45%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.01	$0.22	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$148,473	0.04%	[a]	0.00%[a]		0.16%	[a]
Class M5
9/30/18[g]	$15.00	$0.00 [d]	$0.22	$0.22	$-	$-	$-	$15.22	1.47%	[b]	$409,120	0.19%	[a]	0.15%	[a]	0.00%	[a]
Class M4
9/30/18[g]	$15.00	$(0.02)	$0.22	$0.20	$-	$-	$-	$15.20	1.33%	[b]	$193,313	0.44%	[a]	0.40%	[a]	(0.25%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.05)	$0.22	$0.17	$-	$-	$-	$15.17	1.13%	[b]	$123,963	0.69%	[a]	0.65%	[a]	(0.50%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Retirement 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.01	$0.23	$0.24	$-	$-	$-	$15.24	1.60%	[b]	$70,756	0.10%	[a]	0.00%	[a]	0.12%	[a]
Class M5
9/30/18[g]	$15.00	$(0.00)[d]	$0.23	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$136,793	0.25%	[a]	0.15%	[a]	(0.03%	)[a]
Class M4
9/30/18[g]	$15.00	$(0.03)	$0.23	$0.20	$-	$-	$-	$15.20	1.33%	[b]	$54,036	0.50%	[a]	0.40%	[a]	(0.28%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.05)	$0.23	$0.18	$-	$-	$-	$15.18	1.20%	[b]	$50,119	0.75%	[a]	0.65%	[a]	(0.53%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.01	$0.23	$0.24	$-	$-	$-	$15.24	1.60%	[b]	$99,534	0.05%	[a]	0.00%	[a]	0.08%	[a]
Class M5
9/30/18[g]	$15.00	$(0.01)	$0.24	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$316,521	0.20%	[a]	0.15%	[a]	(0.07%	)[a]
Class M4
9/30/18[g]	$15.00	$(0.03)	$0.24	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$132,361	0.45%	[a]	0.40%	[a]	(0.32%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.05)	$0.23	$0.18	$-	$-	$-	$15.18	1.20%	[b]	$86,806	0.70%	[a]	0.65%	[a]	(0.57%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Retirement 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.01	$0.24	$0.25	$-	$-	$-	$15.25	1.67%	[b]	$41,249	0.12%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/18[g]	$15.00	$(0.01)	$0.24	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$106,428	0.27%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/18[g]	$15.00	$(0.03)	$0.24	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$39,913	0.52%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.05)	$0.24	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$35,501	0.77%	[a]	0.65%	[a]	(0.59%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.00 [d]	$0.25	$0.25	$-	$-	$-	$15.25	1.67%	[b]	$46,555	0.08%	[a]	0.00%	[a]	0.06%	[a]
Class M5
9/30/18[g]	$15.00	$(0.01)	$0.24	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$199,760	0.23%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/18[g]	$15.00	$(0.03)	$0.24	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$76,013	0.48%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.05)	$0.24	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$44,079	0.73%	[a]	0.65%	[a]	(0.59%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Retirement 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$(0.00)[d]	$0.25	$0.25	$-	$-	$-	$15.25	1.67%	[b]	$16,170	0.24%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/18[g]	$15.00	$(0.01)	$0.24	$0.23	$-	$-	$-	$15.23	1.53%	[b]	$59,887	0.39%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/18[g]	$15.00	$(0.03)	$0.24	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$18,047	0.64%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.05)	$0.24	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$13,616	0.89%	[a]	0.65%	[a]	(0.59%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Retirement 2060 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$15.00	$0.00 [d]	$0.25	$0.25	$-	$-	$-	$15.25	1.67%	[b]	$3,616	2.35%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/18[g]	$15.00	$(0.01)	$0.25	$0.24	$-	$-	$-	$15.24	1.60%	[b]	$3,032	2.50%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/18[g]	$15.00	$(0.02)	$0.23	$0.21	$-	$-	$-	$15.21	1.40%	[b]	$3,919	2.75%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/18[g]	$15.00	$(0.04)	$0.23	$0.19	$-	$-	$-	$15.19	1.27%	[b]	$2,126	3.00%	[a]	0.65%	[a]	(0.59%	)[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

66

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 13 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”)

MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”)

MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund”)

MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”)

MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”)

MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”)

MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”)

MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”)

MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”)

MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”)

MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”)

MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”)

MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Funds invest their investable assets primarily in shares of series of the Trust and T. Rowe Price Funds (together, the “Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not

67

Notes to Financial Statements (Continued)

anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2018. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended September 30, 2018. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

68

Notes to Financial Statements (Continued)

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends	and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”) for each Fund.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund	None	0.15%	0.15%	0.15%

69

Notes to Financial Statements (Continued)

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2010 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund	None	0.15%	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class M4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class M3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2005 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2010 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2015 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2020 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2025 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2030 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2035 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2040 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2045 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2050 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2055 Fund*	0.00%	0.15%	0.40%	0.65%
MM Select T. Rowe Price Retirement 2060 Fund*	0.00%	0.15%	0.40%	0.65%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

70

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2018:

Total % Ownership by Related Party
MM Select T. Rowe Price Retirement Balanced Fund	100.0%
MM Select T. Rowe Price Retirement 2005 Fund	100.0%
MM Select T. Rowe Price Retirement 2010 Fund	100.0%
MM Select T. Rowe Price Retirement 2015 Fund	100.0%
MM Select T. Rowe Price Retirement 2020 Fund	100.0%
MM Select T. Rowe Price Retirement 2025 Fund	100.0%
MM Select T. Rowe Price Retirement 2030 Fund	100.0%
MM Select T. Rowe Price Retirement 2035 Fund	100.0%
MM Select T. Rowe Price Retirement 2040 Fund	100.0%
MM Select T. Rowe Price Retirement 2045 Fund	100.0%
MM Select T. Rowe Price Retirement 2050 Fund	100.0%
MM Select T. Rowe Price Retirement 2055 Fund	100.0%
MM Select T. Rowe Price Retirement 2060 Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the period ended September 30, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM Select T. Rowe Price Retirement Balanced Fund	$-	$64,061,043	$-	$29,471,998
MM Select T. Rowe Price Retirement 2005 Fund	-	18,939,858	-	3,440,713
MM Select T. Rowe Price Retirement 2010 Fund	-	98,317,055	-	10,918,441
MM Select T. Rowe Price Retirement 2015 Fund	-	111,246,751	-	11,865,783
MM Select T. Rowe Price Retirement 2020 Fund	-	614,917,453	-	55,962,769
MM Select T. Rowe Price Retirement 2025 Fund	-	357,199,054	-	26,375,339
MM Select T. Rowe Price Retirement 2030 Fund	-	917,542,632	-	54,045,960
MM Select T. Rowe Price Retirement 2035 Fund	-	328,258,965	-	20,105,460
MM Select T. Rowe Price Retirement 2040 Fund	-	658,476,422	-	32,064,198
MM Select T. Rowe Price Retirement 2045 Fund	-	235,104,399	-	14,896,744
MM Select T. Rowe Price Retirement 2050 Fund	-	377,132,654	-	16,003,150
MM Select T. Rowe Price Retirement 2055 Fund	-	114,274,171	-	7,970,982
MM Select T. Rowe Price Retirement 2060 Fund	-	15,480,612	-	2,927,261

71

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Period Ended September 30, 2018

	Shares	Amount

MM Select T. Rowe Price Retirement Balanced Fund Class I*
Sold	494,288	$7,427,850
Issued as reinvestment of dividends	-	-
Redeemed	(137,537)	(2,072,630)

Net increase (decrease)	356,751	$5,355,220

MM Select T. Rowe Price Retirement Balanced Fund Class M5*
Sold	2,138,292	$32,099,811
Issued as reinvestment of dividends	-	-
Redeemed	(1,534,281)	(23,258,236)

Net increase (decrease)	604,011	$8,841,575

MM Select T. Rowe Price Retirement Balanced Fund Class M4*
Sold	1,132,005	$16,985,251
Issued as reinvestment of dividends	-	-
Redeemed	(193,474)	(2,907,883)

Net increase (decrease)	938,531	$14,077,368

MM Select T. Rowe Price Retirement Balanced Fund Class M3*
Sold	502,641	$7,544,916
Issued as reinvestment of dividends	-	-
Redeemed	(84,470)	(1,269,900)

Net increase (decrease)	418,171	$6,275,016

MM Select T. Rowe Price Retirement 2005 Fund Class I*
Sold	377,866	$5,658,569
Issued as reinvestment of dividends	-	-
Redeemed	(53,073)	(797,455)

Net increase (decrease)	324,793	$4,861,114

MM Select T. Rowe Price Retirement 2005 Fund Class M5*
Sold	608,244	$9,128,029
Issued as reinvestment of dividends	-	-
Redeemed	(96,969)	(1,456,007)

Net increase (decrease)	511,275	$7,672,022

MM Select T. Rowe Price Retirement 2005 Fund Class M4*
Sold	180,020	$2,699,604
Issued as reinvestment of dividends	-	-
Redeemed	(44,071)	(662,548)

Net increase (decrease)	135,949	$2,037,056

MM Select T. Rowe Price Retirement 2005 Fund Class M3*
Sold	104,102	$1,562,786
Issued as reinvestment of dividends	-	-
Redeemed	(44,930)	(675,418)

Net increase (decrease)	59,172	$887,368

MM Select T. Rowe Price Retirement 2010 Fund Class I*
Sold	1,430,371	$21,479,659
Issued as reinvestment of dividends	-	-
Redeemed	(125,186)	(1,882,960)

Net increase (decrease)	1,305,185	$19,596,699

72

Notes to Financial Statements (Continued)

	Period Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price Retirement 2010 Fund Class M5*
Sold	2,833,364	$42,524,217
Issued as reinvestment of dividends	-	-
Redeemed	(664,184)	(9,973,912)

Net increase (decrease)	2,169,180	$32,550,305

MM Select T. Rowe Price Retirement 2010 Fund Class M4*
Sold	1,577,965	$23,653,033
Issued as reinvestment of dividends	-	-
Redeemed	(229,148)	(3,438,433)

Net increase (decrease)	1,348,817	$20,214,600

MM Select T. Rowe Price Retirement 2010 Fund Class M3*
Sold	1,107,903	$16,618,127
Issued as reinvestment of dividends	-	-
Redeemed	(111,889)	(1,672,874)

Net increase (decrease)	996,014	$14,945,253

MM Select T. Rowe Price Retirement 2015 Fund Class I*
Sold	2,021,697	$30,407,713
Issued as reinvestment of dividends	-	-
Redeemed	(226,345)	(3,413,112)

Net increase (decrease)	1,795,352	$26,994,601

MM Select T. Rowe Price Retirement 2015 Fund Class M5*
Sold	3,859,764	$58,277,932
Issued as reinvestment of dividends	-	-
Redeemed	(346,262)	(5,206,523)

Net increase (decrease)	3,513,502	$53,071,409

MM Select T. Rowe Price Retirement 2015 Fund Class M4*
Sold	909,509	$13,639,463
Issued as reinvestment of dividends	-	-
Redeemed	(132,921)	(1,999,898)

Net increase (decrease)	776,588	$11,639,565

MM Select T. Rowe Price Retirement 2015 Fund Class M3*
Sold	731,794	$10,974,514
Issued as reinvestment of dividends	-	-
Redeemed	(223,849)	(3,377,753)

Net increase (decrease)	507,945	$7,596,761

MM Select T. Rowe Price Retirement 2020 Fund Class I*
Sold	8,010,064	$120,472,198
Issued as reinvestment of dividends	-	-
Redeemed	(783,662)	(11,803,401)

Net increase (decrease)	7,226,402	$108,668,797

MM Select T. Rowe Price Retirement 2020 Fund Class M5*
Sold	17,567,791	$263,744,752
Issued as reinvestment of dividends	-	-
Redeemed	(1,580,515)	(23,715,673)

Net increase (decrease)	15,987,276	$240,029,079

73

Notes to Financial Statements (Continued)

	Period Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price Retirement 2020 Fund Class M4*
Sold	10,197,216	$152,874,661
Issued as reinvestment of dividends	-	-
Redeemed	(1,207,801)	(18,131,990)

Net increase (decrease)	8,989,415	$134,742,671

MM Select T. Rowe Price Retirement 2020 Fund Class M3*
Sold	5,918,476	$88,775,573
Issued as reinvestment of dividends	-	-
Redeemed	(896,166)	(13,442,564)

Net increase (decrease)	5,022,310	$75,333,009

MM Select T. Rowe Price Retirement 2025 Fund Class I*
Sold	5,946,748	$89,574,281
Issued as reinvestment of dividends	-	-
Redeemed	(584,266)	(8,830,678)

Net increase (decrease)	5,362,482	$80,743,603

MM Select T. Rowe Price Retirement 2025 Fund Class M5*
Sold	10,686,615	$160,780,344
Issued as reinvestment of dividends	-	-
Redeemed	(1,024,066)	(15,380,466)

Net increase (decrease)	9,662,549	$145,399,878

MM Select T. Rowe Price Retirement 2025 Fund Class M4*
Sold	4,541,660	$68,096,833
Issued as reinvestment of dividends	-	-
Redeemed	(488,493)	(7,343,656)

Net increase (decrease)	4,053,167	$60,753,177

MM Select T. Rowe Price Retirement 2025 Fund Class M3*
Sold	3,118,590	$46,794,436
Issued as reinvestment of dividends	-	-
Redeemed	(196,461)	(2,938,715)

Net increase (decrease)	2,922,129	$43,855,721

MM Select T. Rowe Price Retirement 2030 Fund Class I*
Sold	10,084,554	$151,677,820
Issued as reinvestment of dividends	-	-
Redeemed	(338,565)	(5,101,933)

Net increase (decrease)	9,745,989	$146,575,887

MM Select T. Rowe Price Retirement 2030 Fund Class M5*
Sold	28,261,816	$424,528,602
Issued as reinvestment of dividends	-	-
Redeemed	(1,382,042)	(20,702,378)

Net increase (decrease)	26,879,774	$403,826,224

MM Select T. Rowe Price Retirement 2030 Fund Class M4*
Sold	13,890,820	$208,267,303
Issued as reinvestment of dividends	-	-
Redeemed	(1,170,464)	(17,608,336)

Net increase (decrease)	12,720,356	$190,658,967

74

Notes to Financial Statements (Continued)

	Period Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price Retirement 2030 Fund Class M3*
Sold	8,893,989	$133,427,767
Issued as reinvestment of dividends	-	-
Redeemed	(724,855)	(10,863,125)

Net increase (decrease)	8,169,134	$122,564,642

MM Select T. Rowe Price Retirement 2035 Fund Class I*
Sold	4,877,942	$73,514,632
Issued as reinvestment of dividends	-	-
Redeemed	(235,026)	(3,542,205)

Net increase (decrease)	4,642,916	$69,972,427

MM Select T. Rowe Price Retirement 2035 Fund Class M5*
Sold	9,504,785	$143,149,901
Issued as reinvestment of dividends	-	-
Redeemed	(520,125)	(7,816,862)

Net increase (decrease)	8,984,660	$135,333,039

MM Select T. Rowe Price Retirement 2035 Fund Class M4*
Sold	3,828,625	$57,369,577
Issued as reinvestment of dividends	-	-
Redeemed	(273,999)	(4,125,086)

Net increase (decrease)	3,554,626	$53,244,491

MM Select T. Rowe Price Retirement 2035 Fund Class M3*
Sold	3,731,791	$56,027,815
Issued as reinvestment of dividends	-	-
Redeemed	(429,777)	(6,368,403)

Net increase (decrease)	3,302,014	$49,659,412

MM Select T. Rowe Price Retirement 2040 Fund Class I*
Sold	6,830,426	$102,667,136
Issued as reinvestment of dividends	-	-
Redeemed	(300,438)	(4,518,567)

Net increase (decrease)	6,529,988	$98,148,569

MM Select T. Rowe Price Retirement 2040 Fund Class M5*
Sold	22,313,893	$335,197,366
Issued as reinvestment of dividends	-	-
Redeemed	(1,529,699)	(22,904,276)

Net increase (decrease)	20,784,194	$312,293,090

MM Select T. Rowe Price Retirement 2040 Fund Class M4*
Sold	9,310,952	$139,560,863
Issued as reinvestment of dividends	-	-
Redeemed	(606,303)	(9,106,669)

Net increase (decrease)	8,704,649	$130,454,194

MM Select T. Rowe Price Retirement 2040 Fund Class M3*
Sold	6,089,866	$91,399,298
Issued as reinvestment of dividends	-	-
Redeemed	(372,524)	(5,571,316)

Net increase (decrease)	5,717,342	$85,827,982

75

Notes to Financial Statements (Continued)

	Period Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price Retirement 2045 Fund Class I*
Sold	2,820,433	$42,517,292
Issued as reinvestment of dividends	-	-
Redeemed	(115,249)	(1,740,678)

Net increase (decrease)	2,705,184	$40,776,614

MM Select T. Rowe Price Retirement 2045 Fund Class M5*
Sold	7,384,988	$111,010,636
Issued as reinvestment of dividends	-	-
Redeemed	(398,539)	(5,998,636)

Net increase (decrease)	6,986,449	$105,012,000

MM Select T. Rowe Price Retirement 2045 Fund Class M4*
Sold	2,888,515	$43,315,933
Issued as reinvestment of dividends	-	-
Redeemed	(264,491)	(3,987,042)

Net increase (decrease)	2,624,024	$39,328,891

MM Select T. Rowe Price Retirement 2045 Fund Class M3*
Sold	2,762,872	$41,467,137
Issued as reinvestment of dividends	-	-
Redeemed	(425,419)	(6,266,518)

Net increase (decrease)	2,337,453	$35,200,619

MM Select T. Rowe Price Retirement 2050 Fund Class I*
Sold	3,190,524	$47,958,604
Issued as reinvestment of dividends	-	-
Redeemed	(137,079)	(2,067,512)

Net increase (decrease)	3,053,445	$45,891,092

MM Select T. Rowe Price Retirement 2050 Fund Class M5*
Sold	13,847,747	$207,985,182
Issued as reinvestment of dividends	-	-
Redeemed	(734,911)	(10,989,190)

Net increase (decrease)	13,112,836	$196,995,992

MM Select T. Rowe Price Retirement 2050 Fund Class M4*
Sold	5,358,420	$80,324,444
Issued as reinvestment of dividends	-	-
Redeemed	(361,086)	(5,421,576)

Net increase (decrease)	4,997,334	$74,902,868

MM Select T. Rowe Price Retirement 2050 Fund Class M3*
Sold	3,142,944	$47,137,660
Issued as reinvestment of dividends	-	-
Redeemed	(240,599)	(3,602,902)

Net increase (decrease)	2,902,345	$43,534,758

MM Select T. Rowe Price Retirement 2055 Fund Class I*
Sold	1,138,948	$17,201,375
Issued as reinvestment of dividends	-	-
Redeemed	(78,485)	(1,188,871)

Net increase (decrease)	1,060,463	$16,012,504

76

Notes to Financial Statements (Continued)

	Period Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price Retirement 2055 Fund Class M5*
Sold	4,118,500	$61,864,733
Issued as reinvestment of dividends	-	-
Redeemed	(187,346)	(2,815,686)

Net increase (decrease)	3,931,154	$59,049,047

MM Select T. Rowe Price Retirement 2055 Fund Class M4*
Sold	1,374,339	$20,608,058
Issued as reinvestment of dividends	-	-
Redeemed	(187,912)	(2,834,693)

Net increase (decrease)	1,186,427	$17,773,365

MM Select T. Rowe Price Retirement 2055 Fund Class M3*
Sold	1,115,598	$16,739,284
Issued as reinvestment of dividends	-	-
Redeemed	(219,082)	(3,239,848)

Net increase (decrease)	896,516	$13,499,436

MM Select T. Rowe Price Retirement 2060 Fund Class I*
Sold	271,454	$4,094,087
Issued as reinvestment of dividends	-	-
Redeemed	(34,306)	(511,121)

Net increase (decrease)	237,148	$3,582,966

MM Select T. Rowe Price Retirement 2060 Fund Class M5*
Sold	261,696	$3,932,286
Issued as reinvestment of dividends	-	-
Redeemed	(62,667)	(936,058)

Net increase (decrease)	199,029	$2,996,228

MM Select T. Rowe Price Retirement 2060 Fund Class M4*
Sold	290,964	$4,360,979
Issued as reinvestment of dividends	-	-
Redeemed	(33,343)	(502,926)

Net increase (decrease)	257,621	$3,858,053

MM Select T. Rowe Price Retirement 2060 Fund Class M3*
Sold	257,631	$3,858,447
Issued as reinvestment of dividends	-	-
Redeemed	(117,648)	(1,765,405)

Net increase (decrease)	139,983	$2,093,042

*	Fund commenced operations on February 16, 2018.

77

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM Select T. Rowe Price Retirement Balanced Fund	$34,943,433	$546,613	$(228,791)	$317,822
MM Select T. Rowe Price Retirement 2005 Fund	15,529,949	183,145	(39,824)	143,321
MM Select T. Rowe Price Retirement 2010 Fund	87,478,936	1,748,874	(817,413)	931,461
MM Select T. Rowe Price Retirement 2015 Fund	99,517,940	1,257,059	(553,389)	703,670
MM Select T. Rowe Price Retirement 2020 Fund	559,502,790	12,856,532	(6,148,435)	6,708,097
MM Select T. Rowe Price Retirement 2025 Fund	331,118,860	6,953,274	(3,258,241)	3,695,033
MM Select T. Rowe Price Retirement 2030 Fund	864,053,876	21,947,568	(10,719,045)	11,228,523
MM Select T. Rowe Price Retirement 2035 Fund	308,359,732	6,780,397	(3,278,474)	3,501,923
MM Select T. Rowe Price Retirement 2040 Fund	626,764,517	17,474,087	(8,720,202)	8,753,885
MM Select T. Rowe Price Retirement 2045 Fund	220,376,615	5,733,113	(2,895,684)	2,837,429
MM Select T. Rowe Price Retirement 2050 Fund	361,322,081	10,277,175	(5,016,335)	5,260,840
MM Select T. Rowe Price Retirement 2055 Fund	106,389,697	2,832,112	(1,432,153)	1,399,959
MM Select T. Rowe Price Retirement 2060 Fund	12,584,319	251,422	(105,959)	145,463

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2018, late year ordinary losses:

Amount
MM Select T. Rowe Price Retirement 2040 Fund	$203,233
MM Select T. Rowe Price Retirement 2045 Fund	43,988
MM Select T. Rowe Price Retirement 2050 Fund	151,108
MM Select T. Rowe Price Retirement 2055 Fund	7,094

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2018, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, and deferred Trustee compensation.

78

Notes to Financial Statements (Continued)

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM Select T. Rowe Price Retirement Balanced Fund	$345,244	$-	$(933)	$317,822
MM Select T. Rowe Price Retirement 2005 Fund	39,374	-	(140)	143,321
MM Select T. Rowe Price Retirement 2010 Fund	109,699	-	(1,461)	931,461
MM Select T. Rowe Price Retirement 2015 Fund	163,928	-	(1,019)	703,670
MM Select T. Rowe Price Retirement 2020 Fund	500,036	-	(8,980)	6,708,097
MM Select T. Rowe Price Retirement 2025 Fund	232,369	-	(4,422)	3,695,033
MM Select T. Rowe Price Retirement 2030 Fund	94,553	-	(13,217)	11,228,523
MM Select T. Rowe Price Retirement 2035 Fund	17,452	-	(3,919)	3,501,923
MM Select T. Rowe Price Retirement 2040 Fund	-	-	(212,988)	8,753,885
MM Select T. Rowe Price Retirement 2045 Fund	-	-	(47,198)	2,837,429
MM Select T. Rowe Price Retirement 2050 Fund	-	-	(156,619)	5,260,840
MM Select T. Rowe Price Retirement 2055 Fund	-	-	(8,657)	1,399,959
MM Select T. Rowe Price Retirement 2060 Fund	19,185	-	(142)	145,463

During the period ended September 30, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM Select T. Rowe Price Retirement Balanced Fund	$(2,101)	$(9,144)	$11,245
MM Select T. Rowe Price Retirement 2005 Fund	(284)	-	284
MM Select T. Rowe Price Retirement 2010 Fund	(8,199)	-	8,199
MM Select T. Rowe Price Retirement 2015 Fund	(4,940)	-	4,940
MM Select T. Rowe Price Retirement 2020 Fund	(45,041)	(48,069)	93,110
MM Select T. Rowe Price Retirement 2025 Fund	(19,120)	(62,776)	81,896
MM Select T. Rowe Price Retirement 2030 Fund	(66,648)	(462,651)	529,299
MM Select T. Rowe Price Retirement 2035 Fund	(20,691)	(188,776)	209,467
MM Select T. Rowe Price Retirement 2040 Fund	(42,896)	(352,293)	395,189
MM Select T. Rowe Price Retirement 2045 Fund	(18,370)	(168,960)	187,330
MM Select T. Rowe Price Retirement 2050 Fund	(22,163)	(192,577)	214,740
MM Select T. Rowe Price Retirement 2055 Fund	(5,970)	(86,509)	92,479
MM Select T. Rowe Price Retirement 2060 Fund	(585)	(11,784)	12,369

The Funds did not have any unrecognized tax benefits at September 30, 2018, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended September 30, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

79

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the period ended September 30, 2018, was as follows:

	Beginning Value as of 2/16/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$12,423,474	$(5,647,087)	$(3,989)	$(3,146)	$6,769,252	681,011	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	2,234,546	(906,866)	(12,921)	(63,375)	1,251,384	129,812	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	7,576,840	(3,259,808)	(173,256)	(206,666)	3,937,110	405,888	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	18,651,031	(8,270,517)	65,606	80,372	10,526,492	1,043,260	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	528,283	(228,178)	4,688	1,046	305,839	28,962	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	3,890,875	(1,818,654)	168,316	146,847	2,387,384	208,142	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	1,700,324	(761,215)	(7,977)	16,855	947,987	94,515	-	-
MM S&P 500 Index Fund, Class I	-	11,483,031	(5,552,200)	426,689	300,104	6,657,624	325,079	-	-

	$-	$58,488,404	$(26,444,525)	$467,156	$272,037	$32,783,072		$-	$-

MM Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$5,291,551	$(908,351)	$1,279	$(803)	$4,383,676	441,014	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	967,251	(134,821)	6,429	(3,484)	835,375	86,657	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	2,042,720	(343,860)	(20,189)	(11,843)	1,666,828	171,838	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	3,412,590	(568,936)	4,181	3,373	2,851,208	282,578	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	145,241	(23,450)	750	330	122,871	11,636	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	1,108,222	(185,368)	41,537	7,856	972,247	84,764	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	727,847	(114,175)	(13,451)	2,096	602,317	60,052	-	-
MM S&P 500 Index Fund, Class I	-	3,154,206	(606,658)	153,949	12,362	2,713,859	132,513	-	-

	$-	$16,849,628	$(2,885,619)	$174,485	$9,887	$14,148,381		$-	$-

80

Notes to Financial Statements (Continued)

	Beginning Value as of 2/16/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$25,775,384	$(2,664,901)	$(18,280)	$(6,512)	$23,085,691	2,322,504	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	4,515,905	(138,819)	(95,075)	(6,102)	4,275,909	443,559	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	12,305,695	(1,061,945)	(568,397)	(33,267)	10,642,086	1,097,122	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	15,389,943	(1,115,481)	106,086	5,569	14,386,117	1,425,780	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	853,020	(61,376)	13,898	663	806,205	76,345	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	6,537,141	(714,022)	481,196	26,660	6,330,975	551,959	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	3,685,427	(259,328)	(14,381)	2,581	3,414,299	340,409	-	-
MM S&P 500 Index Fund, Class I	-	18,764,719	(2,383,877)	1,205,539	46,810	17,633,191	860,996	-	-

	$-	$87,827,234	$(8,399,749)	$1,110,586	$36,402	$80,574,473		$-	$-

MM Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$26,477,851	$(2,430,873)	$(37,097)	$(1,573)	$24,008,308	2,415,323	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	4,575,949	(252,666)	(1,713)	(10,752)	4,310,818	447,180	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	16,205,910	(1,600,900)	(390,649)	(84,505)	14,129,856	1,456,686	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	6,223,536	(501,320)	139,983	8,362	5,870,561	540,070	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	13,789,650	(1,055,109)	38,949	7,961	12,781,451	1,266,744	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	1,138,438	(85,263)	13,751	1,485	1,068,411	101,175	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	8,877,809	(860,647)	365,591	45,961	8,428,714	734,849	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	4,207,109	(314,943)	(60,531)	6,667	3,838,302	382,682	-	-
MM S&P 500 Index Fund, Class I	-	18,743,722	(2,137,670)	809,869	62,360	17,478,281	853,432	-	-

	$-	$100,239,974	$(9,239,391)	$878,153	$35,966	$91,914,702		$-	$-

81

Notes to Financial Statements (Continued)

	Beginning Value as of 2/16/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$129,635,953	$(10,304,975)	$(108,702)	$(21,637)	$119,200,639	11,992,016	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	21,237,661	(632,478)	(390,575)	(29,582)	20,185,026	2,093,882	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	109,693,814	(7,682,557)	(4,985,270)	(345,533)	96,680,454	9,967,057	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	69,856,820	(7,776,426)	2,292,857	64,635	64,437,886	5,928,048	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	46,167,162	(2,367,837)	308,808	14,478	44,122,611	4,372,905	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	7,675,900	(394,713)	129,129	5,544	7,415,860	702,259	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	57,508,985	(5,314,180)	4,234,429	230,879	56,660,113	4,939,853	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	22,322,667	(1,134,475)	(104,039)	16,333	21,100,486	2,103,738	-	-
MM S&P 500 Index Fund, Class I	-	97,111,697	(7,894,905)	6,360,153	215,697	95,792,642	4,677,375	-	-

	$-	$561,210,659	$(43,502,546)	$7,736,790	$150,814	$525,595,717		$-	$-

MM Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$64,469,055	$(3,832,905)	$(50,387)	$(8,934)	$60,576,829	6,094,248	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	9,923,911	(226,750)	(107,020)	(9,966)	9,580,175	993,794	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	72,875,629	(4,471,683)	(2,784,909)	(243,621)	65,375,416	6,739,734	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	63,725,772	(4,342,087)	1,872,068	63,806	61,319,559	5,641,174	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	15,055,418	(529,650)	78,016	3,308	14,607,092	1,447,680	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	5,069,948	(183,284)	71,138	3,635	4,961,437	469,833	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	38,202,394	(2,367,681)	2,402,159	116,633	38,353,505	3,343,810	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	12,500,635	(449,219)	(99,748)	4,957	11,956,625	1,192,086	-	-
MM S&P 500 Index Fund, Class I	-	47,940,824	(3,106,119)	2,818,345	102,404	47,755,454	2,331,809	-	-

	$-	$329,763,586	$(19,509,378)	$4,199,662	$32,222	$314,486,092		$-	$-

82

Notes to Financial Statements (Continued)

	Beginning Value as of 2/16/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$136,924,469	$(6,099,967)	$(96,919)	$(8,162)	$130,719,421	13,150,847	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	19,877,647	(184,545)	(347,132)	(8,123)	19,337,847	2,006,001	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	210,211,726	(9,167,847)	(9,569,255)	(505,674)	190,968,950	19,687,521	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	219,642,780	(13,505,413)	7,322,254	123,981	213,583,602	19,648,905	-	-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	-	17,430,085	(325,173)	122,630	2,048	17,229,590	1,707,591	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	14,611,956	(269,562)	244,363	2,945	14,589,702	1,381,601	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	110,556,116	(5,749,046)	8,156,821	245,835	113,209,726	9,870,072	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	29,553,635	(527,308)	(175,096)	8,938	28,860,169	2,877,385	-	-
MM S&P 500 Index Fund, Class I	-	101,017,515	(4,145,541)	6,699,795	166,196	103,737,965	5,065,330	-	-

	$-	$859,825,929	$(39,974,402)	$12,357,461	$27,984	$832,236,972		$-	$-

MM Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$39,295,000	$(1,918,413)	$(31,278)	$(1,324)	$37,343,985	3,756,940	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	4,990,150	(103,121)	(49,074)	(3,113)	4,834,842	501,540	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	82,670,853	(4,632,053)	(2,992,401)	(245,639)	74,800,760	7,711,419	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	95,857,114	(4,744,176)	2,746,351	7,158	93,866,447	8,635,368	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	5,719,008	(167,176)	81,564	716	5,634,112	533,533	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	43,299,911	(2,260,266)	2,594,914	85,834	43,720,393	3,811,717	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	9,769,481	(277,655)	(89,871)	5,339	9,407,294	937,916	-	-
MM S&P 500 Index Fund, Class I	-	29,613,001	(1,570,390)	1,682,376	48,145	29,773,132	1,453,766	-	-

	$-	$311,214,518	$(15,673,250)	$3,942,581	$(102,884)	$299,380,965		$-	$-

MM Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$58,394,038	$(2,365,599)	$(47,609)	$(2,739)	$55,978,091	5,631,599	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	6,321,543	(250,916)	(125,356)	(1,099)	5,944,172	616,615	-	-

83

Notes to Financial Statements (Continued)

	Beginning Value as of 2/16/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2040 Fund (Continued)
MassMutual Select T. Rowe Price International Equity Fund, Class I	$-	$177,836,306	$(6,753,940)	$(8,249,771)	$(350,184)	$162,482,411	16,750,764	$-	$-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	221,419,375	(8,523,228)	7,592,006	64,956	220,553,109	20,290,074	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	12,186,646	(184,880)	213,709	2,756	12,218,231	1,157,029	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	91,407,434	(4,062,472)	6,979,478	174,821	94,499,261	8,238,820	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	17,389,079	(255,711)	(97,341)	4,904	17,040,931	1,698,996	-	-
MM S&P 500 Index Fund, Class I	-	46,988,508	(2,448,781)	3,086,552	98,762	47,725,041	2,330,324	-	-

	$-	$631,942,929	$(24,845,527)	$9,351,668	$(7,823)	$616,441,247		$-	$-

MM Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$16,905,494	$(956,301)	$(13,762)	$(397)	$15,935,034	1,603,122	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	1,570,066	(136,162)	(26,814)	(104)	1,406,986	145,953	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	65,604,229	(3,661,074)	(2,770,595)	(171,804)	59,000,756	6,082,552	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	84,466,817	(4,428,667)	2,677,969	(10,745)	82,705,374	7,608,590	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	4,516,311	(167,085)	70,399	1,177	4,420,802	418,637	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	33,538,046	(1,995,923)	2,340,955	68,164	33,951,242	2,960,004	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	5,463,070	(198,405)	(36,034)	4,074	5,232,705	521,705	-	-
MM S&P 500 Index Fund, Class I	-	15,067,768	(1,106,285)	908,319	24,348	14,894,150	727,253	-	-

	$-	$227,131,801	$(12,649,902)	$3,150,437	$(85,287)	$217,547,049		$-	$-

MM Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$26,831,834	$(910,485)	$(26,066)	$(1,431)	$25,893,852	2,605,015	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	2,557,671	(192,056)	(50,258)	567	2,315,924	240,241	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	105,715,185	(3,351,709)	(4,807,634)	(166,925)	97,388,917	10,040,095	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	135,373,613	(4,407,177)	4,664,890	47,449	135,678,775	12,481,948	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	7,248,032	(113,224)	124,541	1,767	7,261,116	687,606	-	-

84

Notes to Financial Statements (Continued)

	Beginning Value as of 2/16/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2050 Fund (Continued)
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	$-	$53,748,025	$(2,175,898)	$4,104,771	$98,984	$55,775,882	4,862,762	$-	$-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	8,736,077	(131,134)	(48,281)	2,138	8,558,800	853,320	-	-
MM S&P 500 Index Fund, Class I	-	24,034,169	(1,205,277)	1,569,289	41,827	24,440,008	1,193,360	-	-

	$-	$364,244,606	$(12,486,960)	$5,531,252	$24,376	$357,313,274		$-	$-

MM Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$8,004,052	$(477,193)	$(4,320)	$(325)	$7,522,214	756,762	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	764,465	(77,870)	(12,148)	5	674,452	69,964	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	31,945,098	(1,754,774)	(1,377,909)	(72,632)	28,739,783	2,962,864	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	41,050,704	(2,457,273)	1,314,330	3,863	39,911,624	3,671,723	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	2,196,612	(96,931)	32,308	256	2,132,245	201,917	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	16,560,695	(1,093,467)	1,146,278	37,423	16,650,929	1,451,694	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	2,638,144	(112,146)	(14,397)	1,854	2,513,455	250,594	-	-
MM S&P 500 Index Fund, Class I	-	7,205,421	(572,317)	447,627	12,564	7,093,295	346,352	-	-

	$-	$110,365,191	$(6,641,971)	$1,531,769	$(16,992)	$105,237,997		$-	$-

MM Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$-	$1,089,577	$(198,652)	$400	$(403)	$890,922	89,630	$-	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	-	89,335	(8,416)	(503)	(194)	80,222	8,322	-	-
MassMutual Select T. Rowe Price International Equity Fund, Class I	-	4,280,502	(755,386)	(99,648)	(21,223)	3,404,245	350,953	-	-
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	-	5,594,592	(1,013,269)	132,068	7,253	4,720,644	434,282	-	-
MassMutual Select T. Rowe Price Real Assets Fund, Class I	-	299,365	(51,960)	2,457	648	250,510	23,723	-	-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	-	2,282,342	(408,999)	98,182	13,025	1,984,550	173,021	-	-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, Class I	-	356,137	(58,617)	(3,707)	931	294,744	29,386	-	-
MM S&P 500 Index Fund, Class I	-	981,187	(195,055)	46,810	2,797	835,739	40,808	-	-

	$-	$14,973,037	$(2,690,354)	$176,059	$2,834	$12,461,576		$-	$-

85

Notes to Financial Statements (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

10.	Subsequent Events

In preparation of these financials statements, management has evaluated the events and transactions subsequent to September 30, 2018, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 18, 2018, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds through January 31, 2020 as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2005 Fund	0.38%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2010 Fund	0.38%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2015 Fund	0.41%	0.56%	0.81%	1.06%
MM Select T. Rowe Price Retirement 2020 Fund	0.45%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2025 Fund	0.48%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2030 Fund	0.51%	0.66%	0.91%	1.16%
MM Select T. Rowe Price Retirement 2035 Fund	0.54%	0.69%	0.94%	1.19%
MM Select T. Rowe Price Retirement 2040 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2045 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2050 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2055 Fund	0.56%	0.71%	0.96%	1.21%
MM Select T. Rowe Price Retirement 2060 Fund	0.56%	0.71%	0.96%	1.21%

86

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2018, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from February 16, 2018 (commencement of operations) through September 30, 2018 for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the period from February 16, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more MassMutual investment companies since 1995.

87

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Chief Executive Officer, AEE International LLC (since 2018); Founder and sole member of PR Academy of Executive Education, LLC (2016-2018); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

88

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

89

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

90

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				111

Eric H. Wietsma Age: 52	President Vice President	Since 2008 2006- 2008	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 47	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

91

Federal Tax Information (Unaudited)

For corporate taxpayers, the Funds hereby designate up to the maximum amount allowable of ordinary income distributions paid during the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.

The Funds may elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. If elected, the passthrough of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2018. These shareholders will receive more detailed information along with their 2018 Form 1099-DIV.

The Funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended September 30, 2018.

92

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

93

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2018:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement Balanced Fund
Class I	$1,000	0.00%	$1,020.10	$0.00	$1,025.30	$0.00
Class M5	1,000	0.15%	1,020.10	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,018.10	2.05	1,023.30	2.05
Class M3	1,000	0.65%	1,016.80	3.32	1,022.00	3.33
MM Select T. Rowe Price Retirement 2005 Fund
Class I	1,000	0.00%	1,018.10	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,016.80	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,015.40	2.04	1,023.30	2.05
Class M3	1,000	0.65%	1,014.10	3.32	1,022.00	3.33

94

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2010 Fund
Class I	$1,000	0.00%	$1,020.10	$0.00	$1,025.30	$0.00
Class M5	1,000	0.15%	1,019.50	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,018.10	2.05	1,023.30	2.05
Class M3	1,000	0.65%	1,017.50	3.32	1,022.00	3.33
MM Select T. Rowe Price Retirement 2015 Fund
Class I	1,000	0.00%	1,022.20	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,020.80	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,020.20	2.05	1,023.30	2.05
Class M3	1,000	0.65%	1,018.80	3.33	1,022.00	3.33
MM Select T. Rowe Price Retirement 2020 Fund
Class I	1,000	0.00%	1,026.30	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,024.90	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,023.60	2.05	1,023.30	2.05
Class M3	1,000	0.65%	1,022.90	3.33	1,022.00	3.33
MM Select T. Rowe Price Retirement 2025 Fund
Class I	1,000	0.00%	1,028.40	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,027.70	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,026.30	2.05	1,023.30	2.05
Class M3	1,000	0.65%	1,025.00	3.34	1,022.00	3.33
MM Select T. Rowe Price Retirement 2030 Fund
Class I	1,000	0.00%	1,030.40	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,029.80	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,028.40	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,027.10	3.34	1,022.00	3.33
MM Select T. Rowe Price Retirement 2035 Fund
Class I	1,000	0.00%	1,032.50	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,031.80	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,030.50	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,029.20	3.34	1,022.00	3.33
MM Select T. Rowe Price Retirement 2040 Fund
Class I	1,000	0.00%	1,033.90	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,033.20	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,031.90	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,030.50	3.34	1,022.00	3.33
MM Select T. Rowe Price Retirement 2045 Fund
Class I	1,000	0.00%	1,035.30	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,033.90	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,032.60	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,031.90	3.35	1,022.00	3.33
MM Select T. Rowe Price Retirement 2050 Fund
Class I	1,000	0.00%	1,035.30	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,033.90	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,032.60	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,031.90	3.35	1,022.00	3.33

95

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2055 Fund
Class I	$1,000	0.00%	$1,035.30	$0.00	$1,025.30	$0.00
Class M5	1,000	0.15%	1,033.90	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,032.60	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,031.90	3.35	1,022.00	3.33
MM Select T. Rowe Price Retirement 2060 Fund
Class I	1,000	0.00%	1,034.60	0.00	1,025.30	0.00
Class M5	1,000	0.15%	1,034.60	0.77	1,024.60	0.77
Class M4	1,000	0.40%	1,032.60	2.06	1,023.30	2.05
Class M3	1,000	0.65%	1,031.20	3.35	1,022.00	3.33

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

96

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45699-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MM Select Equity Asset Fund, and MassMutual Select T. Rowe Price Funds, each a Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that, although the financial markets will go up and down over time, taking a long-term approach to investing gives retirement investors more time to ride out the downturns as they work toward achieving their long-term investment goals.”

September 30, 2018

Despite the return of volatility, markets remained strong overall

I am pleased to present you with the MassMutual Annual Report for the MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds, covering the year ended September 30, 2018 (the “fiscal year” or the “period”). During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017. Nevertheless, total returns for the period were solidly positive.

Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, all of which dominated headlines for the majority of the fiscal year. Foreign stocks in developed markets trailed their U.S.-based counterparts for the period, but generally outpaced their emerging-market competitors.

Bond investors in the United States struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the fiscal year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals.

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.*

*Diversification	and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

(Continued)

1

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential to have more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited)

September 30, 2018

Market Highlights

•	During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017, but total returns for the fiscal year (or the “period”) were solidly positive.

•	Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, which dominated year-to-date headlines in 2018.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

Market Environment

U.S. equity investors enjoyed positive returns for the fiscal year beginning October 1, 2017, though those gains occurred in a more volatile market than they encountered during the previous fiscal year. After a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (the Dow) declined for the first quarter of 2018. Both indexes hit record highs in January, dropped sharply in February, and climbed back to record highs near the end of the fiscal year.

During the second and third quarters of the fiscal year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering subsequent rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

As the first quarter of fiscal year began, strong corporate earnings reports and tempered rate hike expectations boosted investor confidence and the broad market S&P 500 delivered a strong 5.7% return for the quarter on the way to a 17.91% return for the fiscal year. The Dow followed a similar pattern to end at 20.76%. The technology-heavy NASDAQ Composite Index fared even better, advancing 25.17%, with prominent technology companies like Apple, Netflix, and Google leading the way. Small- and mid-cap stocks underperformed their larger peers and growth stocks widely outperformed their value counterparts during the period.

The information technology and consumer discretionary sectors led all others during the fiscal year, delivering double-digit returns and beating the S&P 500. Seven of the remaining sectors delivered positive returns, but lagged the S&P 500. Only two sectors – communication services and utilities – delivered negative returns for the fiscal year.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and delivered a fiscal year return of 2.74%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared even worse, ending at -0.81% for the period.

The Federal Reserve Board (the Fed) reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the fiscal year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times during the fiscal year – in December (2017), March, June, and September 2018. All rate hikes during the period were in line with expectations and markets absorbed them with little reaction from investors. At the end of the fiscal year, the Fed raised its projection for the federal funds rate to 2.00%–2.25% as the market was pricing in the probability of an additional 0.25% hike following the December 2018 FOMC meeting. The Fed’s action follows signals that inflation may be rising faster than desired.

3

MM Select Equity Asset Fund and the MassMutual Select T. Rowe Price Funds – Economic and Market Overview (Unaudited) (continued)

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the fiscal year at 2.33%, yields rose 0.74% to end at 3.07%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index ended the period at -1.22%. Investment-grade corporate bonds fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the period at -1.18%. The Bloomberg Barclays U.S. Corporate High Yield Index fared better, ending with a gain of 3.05%.

Review and maintain your strategy

At MassMutual, we are people protecting people. That is why we are committed to helping people secure and protect their long-term financial future, so they can take care of the ones they love. Saving for retirement continues to be an important and urgent challenge for most. We remind you, as an investor in stock and bond funds, that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in domestic and foreign equity securities. Effective September 24, 2018, J.P. Morgan Investment Management Inc. (J.P. Morgan) replaced Northern Trust Investments, Inc. (NTI) as subadviser of the Fund. Going forward, the Fund’s performance benchmark index will be the S&P 500 Index rather than the MSCI World Index because the S&P 500 Index more closely represents the Fund’s investment strategy.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class I shares returned 10.73%, significantly underperforming the 17.91% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund’s Class I shares slightly underperformed the 11.24% return of the MSCI World Index, which measures the large and mid-cap segments of world equity securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, global stock markets delivered strong returns and were significantly ahead of the nearly flat to negative returns for the broad bond market and U.S. Treasury bonds. Stock markets rallied on the continued signs of synchronized global growth and the implementation of U.S. tax cuts.

The Federal Reserve Board (the Fed) raised interest rates in December 2017 under the leadership of outgoing Federal Reserve Chair Janet Yellen – and then three more times in 2018, under new Federal Reserve Chairman Jerome Powell. Bond yields reacted, with the 10-year yield rising 0.72% during the 12-month period to end the period at 3.05%, and contributed to the change in sentiment regarding stocks by the end of the fiscal year. (Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.)

Allocations within markets made a difference, with U.S. stocks considerably outperforming international developed and emerging-market equities – and global growth stocks outperforming their global value counterparts. The Fund’s exposure to domestic stocks contributed to full-year returns, while the Fund’s exposure to developed international equities and emerging-market equities detracted from the Fund’s performance.

Subadviser outlook

Fund management continues to focus on the fundamentals of the economy and on company earnings. Their core analysts’ estimate for 2018 S&P 500 earnings currently projects 23% earnings growth for S&P 500 companies. This represents approximately 16% growth in underlying earnings and roughly 7% from the estimated effects of the Tax Cuts and Jobs Act. While subject to revision, this forecast reflects the Fund managers’ expectations for continued economic growth in the underlying economy and includes their best analysis of earnings expectations during the year. Their view is that the implications of trade, Fed policy, and the tightening labor market will be integral to investor sentiment and could continue to contribute to increased volatility.

While durable earnings and optimistic economic indicators could provide support to the equity market, the Fund managers are monitoring possible risks that could represent headwinds for U.S. stocks. In particular, they continue to monitor trade tensions and the implications of rising interest rates, which have the potential, in their view, to heighten volatility in the second half of the year.

5

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Select Equity Asset Fund Largest Holdings (% of Net Assets) on 9/30/18

Microsoft Corp.	4.4%
Apple, Inc.	4.3%
Amazon.com, Inc.	3.7%
UnitedHealth Group, Inc.	1.8%
Alphabet, Inc. Class A	1.7%
Alphabet, Inc. Class C	1.7%
Berkshire Hathaway, Inc. Class B	1.6%
Bank of America Corp.	1.6%
Visa, Inc. Class A	1.4%
Pfizer, Inc.	1.4%

23.6%

MM Select Equity Asset Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	21.5%
Technology	17.4%
Financial	16.7%
Communications	14.0%
Industrial	9.2%
Consumer, Cyclical	8.0%
Energy	5.9%
Utilities	2.7%
Basic Materials	1.9%

Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%

Net Assets	100.0%

6

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Select Equity Asset Fund Class I, S&P 500 Index# and the MSCI World Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 9/15/16 - 9/30/18
Class I	10.73%	14.53%
S&P 500 Index#	17.91%	19.03%
MSCI World Index	11.24%	15.48%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index# and MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Bond Asset Fund, and who is the Fund’s subadviser?

The Fund seeks a regular level of income consistent with the preservation of capital over time. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned -0.60%, underperforming the 0.36% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, the Fund underperformed its benchmark. The U.S. dollar (USD)-hedged international bond allocation trailed its benchmark, driven by country and duration positioning, while performance in the core bond allocation was in line with its style-specific benchmark. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The USD-hedged international bond allocation underperformed the Bloomberg Barclay’s Aggregate ex-US USD Hedged Index. Country and duration positioning detracted from performance due to losses from the Fund’s overall underweight duration position, relative to the benchmark, in the eurozone and its overweight exposure to local currency-denominated Indonesian government bonds. Active currency selection had a negative impact, particularly overweight and out-of-benchmark positions in select emerging-market currencies, such as the South African rand and Indian rupee. On the positive side, sector allocation and security selection positively contributed to the Fund’s relative performance.

The core bond allocation performed in line with the benchmark, as asset allocation decisions drove relative performance. Out-of-benchmark exposure to high-yield bonds and leveraged loans benefited the Fund, as did its underweight allocation to U.S. Treasuries. During the reporting period, more constructive economic data and risk appetite weighed on Treasuries, while increased demand and higher oil prices aided high-yield corporate bonds. Security selection within the investment-grade corporate sector detracted from relative performance. Exposure to select USD-denominated bonds from Italian banking names underperformed, as political uncertainty weighed on Italian-domiciled companies.

As of September 30, 2018, with respect to derivatives, the Fund held interest rate futures, interest rate future swaps, interest rate future options, credit default index options, credit default swaps, currency forwards, currency options, and non-deliverable forwards generating gross exposure of approximately 60.5%. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) CDX were also held at various points throughout the period. These holdings had a modest impact on Fund performance for the time period from inception through September 30, 2018.

Subadviser outlook

Despite increasing trade tensions and concerns regarding Britain’s exit from the European Union, global bond yields moved higher over the course of 2018. While monetary policies are continuing to diverge, we expect the gap to narrow as the impacts of the Federal Reserve Board’s tightening policy take hold and as other major central banks take initial steps toward policy

8

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

normalization. In our view, tentative signs point to modestly rising inflation with higher oil prices and tight labor markets in several developed countries. Tariffs could threaten to disrupt supply chains and increase manufacturing costs. Several emerging-market economies are facing pressures from rising developed markets interest rates and the stronger U.S. dollar. Global central banks have begun to wind down ultra-accommodative policies, driving the potential for reduced liquidity and upward pressure on yields. Although the expected returns from fixed income markets remain low relative to history, we believe that bonds may still provide ballast against an increase in equity market volatility.

We have a cautious view on risk-taking within the Fund’s portfolio, given the backdrop of elevated global equity market valuations and an extended economic cycle. We believe that the Fund’s strategic investing approach and broad diversification add value over the long term and could help to mitigate downside risk.

MassMutual Select T. Rowe Price Bond Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Corporate Debt	31.6%
Sovereign Debt Obligations	17.1%
U.S. Government Agency Obligations and Instrumentalities	16.8%
Non-U.S. Government Agency Obligations	16.2%
U.S. Treasury Obligations	11.9%
Bank Loans	2.1%
Purchased Options	0.0%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

9

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Bond Asset Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	-0.60%
Bloomberg Barclays U.S.Aggregate Bond Index	0.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund normally will invest in at least three countries. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned -3.60%, underperforming the -0.97% return of the Bloomberg Barclays EM USD Aggregate Total Return Index (the “benchmark”), which is a flagship hard currency Emerging Markets debt benchmark that includes USD-denominated debt from sovereign, quasi-sovereign, and corporate emerging market issuers.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, Venezuela was a source of weakness, due to the Fund’s overweight allocation to that country, relative to the benchmark, and security selection within Venezuela. Venezuelan securities declined amid weak investor risk sentiment and poor liquidity. Positions in state-owned Petroleos de Venezuela underperformed, as oil production fell. We see upside potential in an eventual restructuring, as there are significant assets backing these low-dollar-priced bonds.

An overweight allocation to Argentina also detracted from relative returns during the reporting period, as did security selection within the country. The high-yield sovereign underperformed as the current account widened, drought conditions affected gross domestic product (GDP) growth, and the currency weakened as inflation spiked. To address these issues, the central bank hiked rates several times to a world-high 65%. The country also came to an agreement with the International Monetary Fund (IMF) for a $50 billion U.S. dollar (USD) credit line, which was later revised higher and front-loaded to support near-term external funding needs. While challenges remain, the Fund managers believe that Argentina offers one of the highest USD yields along with attractive risk-adjusted return potential.

An overweight allocation to Turkey contributed to relative results. The selection of financial corporate bonds further supported returns. Turkish assets sold off early in the period, and Fund management increased holdings on improved valuations. The central bank hiked rates to stabilize the currency and contain inflation, supporting investor sentiment. An overweight allocation to Serbia also contributed to relative performance.

As of September 30, 2018, from a derivatives perspective, the Fund held interest rate futures, interest rate future swaps, credit default index options, credit default swaps, currency forwards, and non-deliverable forwards generating gross exposure of approximately 16.5%. Derivatives had a slight impact on the Fund’s performance for the time period from inception through September 30, 2018. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Emerging-market bonds remain one of the highest-yielding opportunities in the fixed income market, offering materially better carry than developed bond markets of equivalent quality. While Fund management is mindful of and continuously monitors risks related to political and economic inflection points in several emerging-market countries, the Fund managers believe that recent market-wide volatility has been largely driven by developed markets and idiosyncratic issues in a few specific emerging markets. Tightening central bank action and protectionist trade policy from the U.S. will, in Fund management’s view, likely cause continued volatility, but may ultimately lead to attractive entry points.

11

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Emerging Markets Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Sovereign Debt Obligations	52.8%
Corporate Debt	41.3%
U.S. Treasury Obligations	0.1%
Purchased Options	0.0%

Total Long-Term Investments	94.2%
Short-Term Investments and Other Assets and Liabilities	5.8%

Net Assets	100.0%

12

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Emerging Markets Bond Fund Class I and the Bloomberg Barclays EM USD Aggregate Total Return Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	-3.60%
Bloomberg Barclays EM USD Aggregate Total Return Index	-0.97%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays EM USD Aggregate Total Return Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Large Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation through investments in common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned 8.70%, underperforming, by a wide margin, the 14.38% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, stock selection within the underlying allocations was the primary driver of underperformance. In the Fund’s large-cap growth allocation, the information technology sector detracted the most from relative returns, particularly within the internet software and services industry. Stock selection in the consumer discretionary and financial sectors also hurt relative returns. On the positive side, favorable stock selection in the health care sector contributed to relative performance. Underweight allocations to the materials and industrials sectors also boosted relative returns.

In the Fund’s large-cap value allocation, the consumer staples sector was the leading detractor from relative performance due to stock selection, driven by Fund holdings in the food products industry. Stock selection in the industrials and business services sector also weighed on relative results. The energy sector hindered relative performance due to an underweight position and stock selection. The information technology sector was the leading contributor to relative results due to stock selection, driven by Fund holdings in the software industry. The health care sector supported relative performance due to an overweight allocation to and favorable stock selection within the sector.

Subadviser outlook

Global growth trajectories have increasingly diverged, with the U.S. continuing to lead, bolstered by late-cycle accommodative policies. After expanding above potential, the Fund managers expect global growth to stabilize at more sustainable levels, with a narrowing in growth differential between the U.S. and the rest of the world. Global equity valuations remain elevated against a backdrop of increasing risks from trade tensions, narrow leadership, rising interest rates, and reduced liquidity from central banks. Tight labor markets, wage growth, and expected tariffs could lead to higher inflation in the U.S. While growth in Europe has moderated, Fund management expects it to stabilize and remain above potential. In Fund management’s view, Japanese monetary and fiscal policies remain tailwinds, but a stronger yen and escalating trade tensions could weigh on Japan’s trade-driven economy. While U.S. dollar strength and trade risks have exacerbated weakness in some emerging-market countries that are vulnerable to these concerns, most countries are less reliant on U.S. dollar funding than they were in the past, lessening the potential for systemic risk. Despite concerns surrounding trade and idiosyncratic events, the Fund managers believe the growth differential relative to developed economies should continue to improve as concerns of a full-blown crisis appear premature.

14

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Large Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/18

Amazon.com, Inc.	5.0%
Microsoft Corp.	4.6%
The Boeing Co.	2.3%
JP Morgan Chase & Co.	2.2%
Tyson Foods, Inc. Class A	1.8%
Pfizer, Inc.	1.7%
Visa, Inc. Class A	1.7%
Becton, Dickinson & Co.	1.7%
Facebook, Inc. Class A	1.7%
Booking Holdings, Inc.	1.7%

24.4%

MassMutual Select T. Rowe Price Large Cap Blend Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	23.3%
Communications	18.8%
Financial	17.3%
Technology	12.8%
Industrial	8.4%
Consumer, Cyclical	7.6%
Energy	5.0%
Utilities	4.8%
Basic Materials	1.5%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

15

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Large Cap Blend Fund Class I and the Russell 1000 Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	8.70%
Russell 1000 Index	14.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

16

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a level of income that is consistent with the current rate of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned 0.90%, underperforming the 1.16% return of the Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index (the “benchmark”), which includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, out-of-benchmark sector allocations and hedged positions in non-U.S. government bonds detracted from relative performance against the benchmark. With respect to factors that drove the Fund’s performance during the reporting period, the strongest contributors were its holdings in TIPS and other inflation-linked instruments.

The Fund’s out-of-benchmark allocations weighed on performance, as the Fund’s allocations to asset-backed securities (ABS) and agency mortgage-backed securities (MBS), which enhance overall portfolio diversification in periods when inflation impulses are subdued, detracted. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) These sectors produced positive excess returns relative to nominal U.S. Treasuries, but underperformed short-term TIPS. Additionally, the Fund’s hedged position in Italian sovereign debt, which the Fund eliminated in June, detracted from relative performance, due to increased concerns about Italy’s budget deficit following the formation of a populist, anti-austerity government in May.

On the positive side, the Fund benefited from its allocation to inflation-linked securities. Valuations for these assets were supported by rising oil prices and stronger headline inflation (which includes food and energy) readings during the period, contributing to the Fund’s returns.

As of September 30, 2018, with respect to derivatives, the Fund held interest rate futures, interest rate future options, and zero coupon inflation swaps generating gross exposure of approximately 64.8%. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Currency forwards were also held at various points throughout the period. These holdings had a slight impact on Fund performance for the time period from inception through September 30, 2018.

Subadviser outlook

In our view, with headline inflation likely having peaked in July, core inflation (which does not include food and energy prices) could remain in a 2.00-2.25% range. The market’s long-term inflation expectations, as measured by the University of Michigan’s survey, remain anchored around 2.5%. Stronger growth data and the recent increase in energy prices may have slowed the decline in headline inflation. However, in the Fund manager’s view, macroeconomic factors that influence breakeven spreads have not signaled a definitive trend, either higher or lower. (Breakeven spreads represent the yield differential between nominal Treasuries and TIPS.)

17

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

U.S. Treasury Obligations	74.9%
Corporate Debt	14.0%
Non-U.S. Government Agency Obligations	7.8%
U.S. Government Agency Obligations and Instrumentalities	2.7%

Total Long-Term Investments	99.4%
Other Assets and Liabilities	0.6%

Net Assets	100.0%

18

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I and the Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	0.90%
Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index	1.16%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

19

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Real Assets Fund, and who is the Fund’s subadviser?

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned 5.60%, underperforming the 6.29% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, security selection within the U.S. and global real estate sectors was the primary detractor from the Fund’s relative returns, while favorable portfolio positioning largely offset this negative impact.

The Fund underperformed, as its holdings among U.S. and global real estate investment trusts (REITs) detracted the most from relative returns. Tactical overweight allocations, relative to the benchmark, to the strong-performing U.S. and global real estate sectors somewhat mitigated the negative effect of performance from less-than-favorable security selection. Fund holdings among precious metals and global metals benefited relative returns. Favorable security selection within natural resources also positively contributed to relative returns, though this was partly offset by an unfavorable underweight allocation to the sector.

As of September 30, 2018, with respect to derivatives, the Fund held rights generating minimal exposure. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) These instruments, along with currency forwards, were held at various points during the period and had a negligible impact on Fund performance for the time period from inception through September 30, 2018.

Subadviser outlook

Global growth trajectories have increasingly diverged, with the U.S. continuing to lead, bolstered by late-cycle accommodative policies. After expanding above potential, the Fund managers expect global growth to stabilize at more sustainable levels, with a narrowing in growth differential between the U.S. and the rest of the world. Global equity valuations remain elevated against a backdrop of increasing risks from trade tensions, narrow leadership, rising interest rates, and reduced liquidity from central banks. Tight labor markets, wage growth, and expected tariffs could lead to higher inflation in the U.S. While growth in Europe has moderated, Fund management expects it to stabilize and remain above potential. In Fund management’s view, Japanese monetary and fiscal policies remain tailwinds, but a stronger yen and escalating trade tensions could weigh on Japan’s trade-driven economy. While U.S. dollar strength and trade risks have exacerbated weakness in some emerging-market countries that are vulnerable to these concerns, most countries are less reliant on U.S. dollar funding than they were in the past, lessening the potential for systemic risk. Despite concerns surrounding trade and idiosyncratic events, the Fund managers believe the growth differential relative to developed economies should continue to improve as concerns of a full-blown crisis appear premature.

Despite increasing trade tensions and concerns regarding Britain’s exit from the European Union, global bond yields have moved higher over the course of this year. While monetary policies are continuing to diverge, Fund management believes the gap should narrow as the impacts of the U.S. Federal Reserve Board’s tightening policy take hold and as other major central banks take initial steps toward policy normalization. Fund management believes tentative signs point to modestly rising inflation, with

20

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

higher oil prices and tight labor markets in several developed countries. Tariffs could threaten to disrupt supply chains and increase manufacturing costs. Several emerging-market economies are facing pressures from rising developed-market interest rates and the stronger U.S. dollar. With global central banks winding down ultra-accommodative policies, Fund management believes this could lessen liquidity and put upward pressure on yields. Although the expected returns from fixed income markets remain low relative to history, Fund management believes bonds may still provide ballast against an increase in equity market volatility.

The Fund managers have a cautious view on risk-taking, given the backdrop of elevated global equity market valuations and an extended economic cycle. They believe that their strategic investing approach and broad diversification add value over the long term and could help to mitigate downside risk.

MassMutual Select T. Rowe Price Real Assets Fund Largest Holdings (% of Net Assets) on 9/30/18

Prologis, Inc.	3.0%
Rio Tinto PLC	2.5%
Equity Residential	2.3%
BHP Billiton Ltd.	2.2%
AvalonBay Communities, Inc.	2.2%
Simon Property Group, Inc.	2.0%
SL Green Realty Corp.	1.6%
Glencore PLC	1.5%
Randgold Resources Ltd.	1.4%
Essex Property Trust, Inc.	1.4%

20.1%

MassMutual Select T. Rowe Price Real Assets Fund Sector Table (% of Net Assets) on 9/30/18

Financial	42.7%
Basic Materials	35.2%
Energy	13.6%
Industrial	2.9%
Utilities	2.4%
Consumer, Cyclical	0.8%
Consumer, Non-cyclical	0.6%
Diversified	0.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

21

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Real Assets Fund Class I and the MSCI ACWI Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	5.60%
MSCI ACWI Index	6.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned 14.70%, underperforming the 15.93% return of the Russell 2500 Index (the “benchmark”), which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, the Fund’s allocations to small-cap stocks outperformed, while performance among the allocations to mid-cap stocks was mixed.

The Fund’s mid-cap growth allocation had positive absolute returns. Security selection in the health care sector was the leading detractor from relative results by a significant margin. Within the sector, Fund holdings in health care equipment and supplies and health care providers and services lagged. Security selection in the materials sector, notably within chemicals, contributed most to relative results – and Fund holdings in the industrials and business services sector added value. Within the sector, Fund holdings in airlines performed best.

The Fund’s mid-cap value allocation performed in line with expectations, but had the lowest absolute returns for the period. Security selection and an underweight position in the consumer discretionary sector, relative to the Index, positively contributed to relative performance. Fund holdings in the industrials and business services sector, particularly those in aerospace and defense, added value. The real estate sector detracted most from relative results due to both security selection and an underweight position within the sector. Fund holdings in the information technology sector, notably within semiconductor and semiconductor equipment, also held back returns.

In the Fund’s small-cap stock allocation, security selection in the consumer discretionary sector was the top contributor to relative outperformance. Within the sector, Fund holdings in hotels, restaurants, and leisure performed best. Fund holdings in the financial sector detracted most from relative results, particularly with respect to banks.

The Fund’s small-cap growth allocation had the highest absolute return for the reporting period. Fund holdings in the information technology sector were the top contributors to relative results by a significant margin. Within the sector, holdings in software performed best. Security selection in the consumer discretionary sector – notably within hotels, restaurants, and leisure – also boosted returns. Fund holdings in the financial sector weighed on relative performance – particularly, Fund holdings in capital markets.

In the Fund’s small-cap value allocation, security selection in the health care sector led relative results. Within the sector, holdings in health care providers and services and health care equipment and supplies performed best. The real estate sector weighed on returns due to unfavorable stock selection.

As of September 30, 2018, with respect to derivatives, the Fund held index futures generating exposure of approximately 1%. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a

23

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) These instruments, along with rights, were held at various points during the period – and they had a negligible effect on Fund performance for the time period from inception through September 30, 2018.

Subadviser outlook

Global growth trajectories have increasingly diverged, with the U.S. continuing to lead, bolstered by late-cycle accommodative policies. After expanding above potential, the Fund managers expect global growth to stabilize at more sustainable levels, with a narrowing in growth differential between the U.S. and the rest of the world. Global equity valuations remain elevated against a backdrop of increasing risks from trade tensions, narrow leadership, rising interest rates, and reduced liquidity from central banks. Tight labor markets, wage growth, and expected tariffs could lead to higher inflation in the U.S. While growth in Europe has moderated, Fund management expects it to stabilize and remain above potential. In Fund management’s view, Japanese monetary and fiscal policies remain tailwinds, but a stronger yen and escalating trade tensions could weigh on Japan’s trade-driven economy. While U.S. dollar strength and trade risks have exacerbated weakness in some emerging-market countries that are vulnerable to these concerns, most countries are less reliant on U.S. dollar funding than they were in the past, lessening the potential for systemic risk. Despite concerns surrounding trade and idiosyncratic events, the Fund managers believe the growth differential relative to developed economies should continue to improve as concerns of a full-blown crisis appear premature.

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/18

Textron, Inc.	1.4%
Vail Resorts, Inc.	0.8%
Burlington Stores, Inc.	0.7%
Tableau Software, Inc. Class A	0.7%
Hologic, Inc.	0.7%
FirstEnergy Corp.	0.7%
Waste Connections, Inc.	0.7%
Hess Corp.	0.6%
Cboe Global Markets, Inc.	0.6%
Roper Technologies, Inc.	0.6%

7.5%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	26.7%
Financial	17.4%
Industrial	15.3%
Consumer, Cyclical	10.8%
Technology	7.7%
Communications	5.1%
Energy	4.5%
Utilities	3.4%
Basic Materials	3.3%
Diversified	0.1%

Total Long-Term Investments	94.3%
Short-Term Investments and Other Assets and Liabilities	5.7%

Net Assets	100.0%

24

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Class I and the Russell 2500 Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	14.70%
Russell 2500 Index	15.93%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of income consistent with capital preservation. Under normal circumstances, the Fund invests at least 85% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and in repurchase agreements on U.S. Treasury securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 9, 2018?

The Fund’s Class I shares returned 0.30%, underperforming the 0.58% return of the Bloomberg Barclays Long-Term U.S. Treasury Index (the “benchmark”), an unmanaged index that measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2018, rising Treasury yields weighed on absolute returns, as strong economic growth data and continuing tightening of the labor market drove longer-term Treasury yields higher over the period. The Fund’s out-of-benchmark allocation to Ginnie Mae mortgage-backed securities (MBS) and interest rate management positively contributed to relative performance versus the benchmark. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.)

The portfolio benefited from its modest out-of-benchmark allocation to Ginnie Mae MBS. This government-guaranteed sector outperformed U.S. Treasuries by benefiting from generally low levels of interest rate volatility and subdued spread volatility. The Fund’s preference for higher-coupon, shorter-duration Ginnie Mae MBS also positively contributed to relative performance, as these securities outperformed lower-coupon issues in a rising interest rate environment.

Interest rate management was also an overall contributor to relative performance, as the Fund’s overweight in longer-maturity securities benefited from persistent pension fund demand for long-duration assets. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) This caused longer-maturity yields to rise to a lesser degree than intermediate-maturity yields, and positively contributed to the Fund’s relative returns. On the downside, holding some exposure toward the short end of the yield curve was a modest headwind. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

As of September 30, 2018, from a derivatives perspective, the Fund held interest rate futures generating gross exposure of approximately 16.2%. Interest rate future options were also held at various points throughout the period. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) These holdings had a negligible impact on Fund performance for the time period from inception through September 30, 2018.

Subadviser outlook

Fund management believes the recent increase in interest rates has largely been driven by term premia beginning to be priced back into the market, after having been suppressed for several years by the Federal Reserve Board’s (the Fed) monetary policy, low inflation expectations and foreign treasury demand. While these factors are reversing, and rates could move into a somewhat higher range, the Fund managers’ view is that yields are likely capped by the Fed’s projections for the next 2-3 years, and current data does not yet support an overshoot of these projections. Risks to the outlook include upside surprises in inflation and potential side effects from the Fed’s gradual monetary tightening policies that continue to tighten global dollar liquidity.

26

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

U.S. Treasury Obligations	93.7%
U.S. Government Agency Obligations and Instrumentalities	4.9%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

Forward Sales Commitments	(0.2)%

27

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund Class I and the Bloomberg Barclays Long-Term U.S. Treasury Index.

TOTAL RETURN	Since Inception Average Annual 2/9/18 - 9/30/18
Class I	0.30%
Bloomberg Barclays Long-Term U.S. Treasury Index	0.58%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays Long-Term U.S. Treasury Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MM Select Equity Asset Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 97.3%
Basic Materials — 1.9%
Chemicals — 1.7%
Celanese Corp. Series A	9,690	$1,104,660
DowDuPont, Inc.	82,380	5,297,858
Eastman Chemical Co.	22,450	2,148,914

		8,551,432

Forest Products & Paper — 0.0%
Quintis Ltd. (a) (b)	4,682	998

Mining — 0.2%
Agnico Eagle Mines Ltd.	13	444
Barrick Gold Corp.	58	642
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	3,141	-
Freeport-McMoRan, Inc.	38,730	539,122
Goldcorp, Inc.	29	295
Newmont Mining Corp.	9,450	285,390
Wheaton Precious Metals Corp.	45	787

		826,680

		9,379,110

Communications — 14.0%
Internet — 9.0%
Alphabet, Inc. Class A (a)	7,000	8,449,560
Alphabet, Inc. Class C (a)	7,000	8,354,290
Amazon.com, Inc. (a)	9,160	18,347,480
Booking Holdings, Inc. (a)	400	793,600
Expedia Group, Inc.	9,140	1,192,587
Facebook, Inc. Class A (a)	32,230	5,300,546
Netflix, Inc. (a)	5,990	2,241,039

		44,679,102

Media — 3.0%
Charter Communications, Inc. Class A (a)	9,990	3,255,541
Comcast Corp. Class A	110,710	3,920,241
Discovery, Inc. Class A (a)	9,540	305,280
DISH Network Corp. Class A (a)	25,830	923,681
Sirius XM Holdings, Inc.	69,690	440,441
Storytel Ag Common Stock Sek.5 (a)	278	3,868
Twenty-First Century Fox, Inc. Class A	10,270	475,809
The Walt Disney Co.	48,400	5,659,896

		14,984,757

Telecommunications — 2.0%
AT&T, Inc.	61,550	2,066,849
Cisco Systems, Inc.	28,140	1,369,011
Motorola Solutions, Inc.	2,020	262,883
T-Mobile US, Inc. (a)	29,750	2,087,855

	Number of Shares	Value
Telus Corp.	3,187	$117,472
Verizon Communications, Inc.	77,530	4,139,327

		10,043,397

		69,707,256

Consumer, Cyclical — 8.0%
Airlines — 0.6%
Delta Air Lines, Inc.	41,150	2,379,704
Eva Airways Corp.	1,442	701
United Continental Holdings, Inc. (a)	4,810	428,379

		2,808,784

Apparel — 0.8%
NIKE, Inc. Class B	17,420	1,475,822
Puma SE	109	53,786
PVH Corp.	13,380	1,932,072
Ralph Lauren Corp.	4,690	645,109

		4,106,789

Auto Manufacturers — 0.6%
Ford Motor Co.	100,900	933,325
PACCAR, Inc.	27,240	1,857,496

		2,790,821

Auto Parts & Equipment — 0.4%
Aptiv PLC	7,730	648,547
Delphi Technologies PLC	13,540	424,614
Magna International, Inc.	22,870	1,201,361

		2,274,522

Distribution & Wholesale — 0.2%
Fastenal Co.	16,990	985,760

Home Builders — 0.3%
Lennar Corp. Class A	24,540	1,145,773
Toll Brothers, Inc.	6,940	229,228

		1,375,001

Home Furnishing — 0.0%
Midea Group Co. Ltd. (b)	700	4,100

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	20,200	1,631,756

Retail — 4.8%
Advance Auto Parts, Inc.	2,880	484,790
AutoZone, Inc. (a)	3,230	2,505,511
Best Buy Co., Inc.	26,010	2,064,154
Dollar General Corp.	22,770	2,488,761
Dollar Tree, Inc. (a)	20,200	1,647,310
FF Group (a) (b)	294	1,638
The Home Depot, Inc.	27,120	5,617,908
Lowe’s Cos., Inc.	16,510	1,895,678
Macy’s, Inc.	5,930	205,949
O’Reilly Automotive, Inc. (a)	6,940	2,410,401
Ross Stores, Inc.	29,920	2,965,072

The accompanying notes are an integral part of the financial statements.

29

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Yum! Brands, Inc.	17,450	$1,586,380

		23,873,552

		39,851,085

Consumer, Non-cyclical — 21.5%
Agriculture — 1.2%
Altria Group, Inc.	27,000	1,628,370
Philip Morris International, Inc.	50,370	4,107,170
Vector Group Ltd.	79	1,087

		5,736,627

Beverages — 2.5%
The Coca-Cola Co.	92,420	4,268,880
Constellation Brands, Inc. Class A	3,260	702,921
Molson Coors Brewing Co. Class B	36,060	2,217,690
PepsiCo, Inc.	46,320	5,178,576

		12,368,067

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a)	4,350	604,694
Amgen, Inc.	6,740	1,397,135
Biogen, Inc. (a)	6,620	2,338,912
Celgene Corp. (a)	15,220	1,362,038
Gilead Sciences, Inc.	33,770	2,607,382
Illumina, Inc. (a)	2,970	1,090,168
Vertex Pharmaceuticals, Inc. (a)	9,210	1,775,135

		11,175,464

Commercial Services — 1.4%
Automatic Data Processing, Inc.	24,940	3,757,460
H&R Block, Inc.	8,070	207,803
PayPal Holdings, Inc. (a)	29,710	2,609,726
United Rentals, Inc. (a)	1,250	204,500

		6,779,489

Cosmetics & Personal Care — 0.8%
The Estee Lauder Cos., Inc. Class A	15,260	2,217,583
The Procter & Gamble Co.	24,090	2,005,011

		4,222,594

Foods — 0.8%
Mondelez International, Inc. Class A	95,140	4,087,214

Health Care – Products — 3.7%
Abbott Laboratories	9,560	701,322
Becton, Dickinson & Co.	6,700	1,748,700
Boston Scientific Corp. (a)	113,650	4,375,525
Danaher Corp.	11,790	1,281,101
Intuitive Surgical, Inc. (a)	1,600	918,400
Medtronic PLC	42,770	4,207,285
Thermo Fisher Scientific, Inc.	7,720	1,884,298
Zimmer Biomet Holdings, Inc.	24,880	3,270,973

		18,387,604

Health Care – Services — 2.7%
Cigna Corp.	19,170	3,992,152

	Number of Shares	Value
Town Health International Medical Group Ltd. (a) (b)	62,000	$5,465
UnitedHealth Group, Inc.	34,550	9,191,682

		13,189,299

Household Products & Wares — 0.1%
Avery Dennison Corp.	5,920	641,432

Pharmaceuticals — 6.1%
AbbVie, Inc.	17,300	1,636,234
Allergan PLC	9,310	1,773,369
AmerisourceBergen Corp.	10,040	925,889
Bristol-Myers Squibb Co.	35,370	2,195,770
CVS Health Corp.	42,510	3,346,387
Eli Lilly & Co.	32,190	3,454,309
Johnson & Johnson	41,280	5,703,657
Merck & Co., Inc.	52,490	3,723,641
Mylan NV (a)	16,100	589,260
Pfizer, Inc.	153,260	6,754,168
Zoetis, Inc.	2,620	239,887

		30,342,571

		106,930,361

Energy — 5.9%
Energy – Alternate Sources — 0.0%
China Huishan Dairy Holdings Co. Ltd. (a) (b) (c)	44,000	-
Xinyi Solar Holdings Ltd.	1,490	459

		459

Oil & Gas — 5.6%
Brightoil Petroleum Holdings Ltd. (a) (b)	52,000	9,964
Chevron Corp.	53,770	6,574,996
Concho Resources, Inc. (a)	6,140	937,885
Diamondback Energy, Inc.	18,590	2,513,182
EOG Resources, Inc.	36,560	4,663,959
Exxon Mobil Corp.	25,280	2,149,306
Marathon Petroleum Corp.	46,350	3,706,610
Occidental Petroleum Corp.	51,020	4,192,313
Pioneer Natural Resources Co.	18,660	3,250,385

		27,998,600

Pipelines — 0.3%
ONEOK, Inc.	18,380	1,245,980

		29,245,039

Financial — 16.7%
Banks — 7.3%
Arrow Financial Corp.	5	201
Bank of America Corp.	264,640	7,796,294
The Bank of New York Mellon Corp.	13,390	682,756
Capital One Financial Corp.	32,530	3,088,073
Chang Hwa Commercial Bank Ltd.	2,646	1,632

The accompanying notes are an integral part of the financial statements.

30

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citigroup, Inc.	81,500	$5,846,810
Citizens Financial Group, Inc.	11,640	448,955
The Goldman Sachs Group, Inc.	4,620	1,035,989
Huntington Bancshares, Inc.	21,210	316,453
KeyCorp	141,480	2,814,037
Morgan Stanley	91,660	4,268,606
Regions Financial Corp.	25,570	469,210
State Street Corp.	20,890	1,750,164
SunTrust Banks, Inc.	37,620	2,512,640
Taiwan Business Bank	1,749	636
Wells Fargo & Co.	101,960	5,359,018

		36,391,474

Diversified Financial Services — 3.3%
Alliance Data Systems Corp.	4,170	984,787
American Express Co.	8,890	946,696
The Charles Schwab Corp.	41,610	2,045,132
CME Group, Inc.	2,790	474,886
Convoy Global Holdings Ltd. (a) (b)	42,000	896
First Financial Holding Co. Ltd.	1,295	882
Hong Kong Exchanges & Clearing Ltd.	341	9,690
Hua Nan Financial Holdings Co. Ltd.	4,081	2,470
Intercontinental Exchange, Inc.	23,960	1,794,364
Mastercard, Inc. Class A	6,620	1,473,678
SinoPac Financial Holdings Co. Ltd.	2,835	1,035
Taishin Financial Holding Co. Ltd.	5,521	2,667
Taiwan Cooperative Financial Holding Co. Ltd.	3,429	2,082
TD Ameritrade Holding Corp.	30,670	1,620,296
Visa, Inc. Class A	46,920	7,042,223

		16,401,784

Energy-Alternate Sources — 0.0%
China Everbright International Ltd.	12,222	10,558

Insurance — 4.0%
Aegon NV	779	5,053
American International Group, Inc.	57,850	3,079,934
Berkshire Hathaway, Inc. Class B (a)	37,800	8,093,358
Chubb Ltd.	2,190	292,672
Everest Re Group Ltd.	2,680	612,300
The Hartford Financial Services Group, Inc.	35,840	1,790,566
Lincoln National Corp.	21,490	1,454,013
Marsh & McLennan Cos., Inc.	7,330	606,338
MetLife, Inc.	46,390	2,167,341
Principal Financial Group, Inc.	9,700	568,323
Prudential Financial, Inc.	9,390	951,395
Voya Financial, Inc.	4,720	234,442

		19,855,735

Investment Companies — 0.0%
Australis Capital, Inc. (a)	336	601

	Number of Shares	Value
Real Estate — 0.0%
Brack Capital Properties NV (a)	-	$40

Real Estate Investment Trusts (REITS) — 2.1%
AvalonBay Communities, Inc.	11,070	2,005,331
Digital Realty Trust, Inc.	3,080	346,438
Equinix, Inc.	1,750	757,558
Equity Residential	25,270	1,674,390
Federal Realty Investment Trust	7,520	951,054
InterRent REIT	1	9
LXI REIT PLC (a) (b) (c)	2,085	88
Prologis, Inc.	38,290	2,595,679
Triple Point Social HSG REIT PLC (a) (b) (c)	3,117	163
Ventas, Inc.	12,350	671,593
Vornado Realty Trust	18,550	1,354,150

		10,356,453

		83,016,645

Industrial — 9.2%
Aerospace & Defense — 2.0%
The Boeing Co.	4,350	1,617,765
General Dynamics Corp.	15,100	3,091,272
Harris Corp.	2,190	370,570
Northrop Grumman Corp.	7,470	2,370,754
United Technologies Corp.	18,680	2,611,651

		10,062,012

Building Materials — 0.3%
Masco Corp.	45,780	1,675,548

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.	3,670	215,245

Electronics — 1.6%
Agilent Technologies, Inc.	6,440	454,278
Honeywell International, Inc.	34,540	5,747,456
TE Connectivity Ltd.	22,070	1,940,615

		8,142,349

Engineering & Construction — 0.0%
Hsin Chong Group Holdings Ltd. (a) (b)	40,000	1,788

Hand & Machine Tools — 0.9%
Snap-on, Inc.	9,250	1,698,300
Stanley Black & Decker, Inc.	18,340	2,685,710

		4,384,010

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	14,960	2,281,250

Machinery – Diversified — 0.5%
Cummins, Inc.	7,570	1,105,750
Deere & Co.	9,030	1,357,480

		2,463,230

Manufacturing — 0.0%
Hiwin Technologies Corp.	91	752

The accompanying notes are an integral part of the financial statements.

31

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous – Manufacturing — 1.0%
Eaton Corp. PLC	40,090	$3,477,006
Ingersoll-Rand PLC	15,080	1,542,684
Parker-Hannifin Corp.	40	7,357

		5,027,047

Packaging & Containers — 0.3%
WestRock Co.	27,560	1,472,806

Transportation — 2.0%
Evergreen Marine Corp. Taiwan Ltd.	1,169	490
Norfolk Southern Corp.	23,950	4,322,975
Union Pacific Corp.	35,170	5,726,731

		10,050,196

		45,776,233

Technology — 17.4%
Computers — 5.5%
Accenture PLC Class A	11,300	1,923,260
Apple, Inc.	94,330	21,294,054
Gemalto NV (a)	860	50,125
Hewlett Packard Enterprise Co.	119,840	1,954,590
HP, Inc.	82,510	2,126,283

		27,348,312

Semiconductors — 4.0%
Analog Devices, Inc.	44,740	4,136,660
Broadcom, Inc.	10,410	2,568,459
Intel Corp.	18,730	885,742
Macronix International	500	417
Microchip Technology, Inc.	32,450	2,560,629
Micron Technology, Inc. (a)	9,260	418,830
NVIDIA Corp.	18,230	5,122,995
Skyworks Solutions, Inc.	5,350	485,298
Texas Instruments, Inc.	36,840	3,952,564

		20,131,594

Software — 7.9%
Adobe Systems, Inc. (a)	8,800	2,375,560
Electronic Arts, Inc. (a)	15,140	1,824,219
Fidelity National Information Services, Inc.	23,070	2,516,245
First Data Corp. Class A (a)	9,750	238,582
Intuit, Inc.	2,660	604,884
Microsoft Corp.	191,180	21,865,257
Oracle Corp.	68,330	3,523,095
salesforce.com, Inc. (a)	32,200	5,120,766
Workday, Inc. Class A (a)	8,540	1,246,669

		39,315,277

		86,795,183

Utilities — 2.7%
Electric — 2.7%
Ameren Corp.	19,250	1,216,985
Exelon Corp.	66,570	2,906,446
NextEra Energy, Inc.	26,630	4,463,188

	Number of Shares	Value
Public Service Enterprise Group, Inc.	27,760	$1,465,450
Sempra Energy	12,990	1,477,613
Xcel Energy, Inc.	42,150	1,989,902

		13,519,584

TOTAL COMMON STOCK (Cost $418,476,900)		484,220,496

TOTAL EQUITIES (Cost $418,476,900)		484,220,496

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Ezion Holdings Ltd. Expires 4/16/23 (a) (b) (c)	14,640	-

Financial — 0.0%
Investment Companies — 0.0%
Australis Capital, Inc., Expires 9/19/19 (a)	336	611

Industrial — 0.0%
Engineering & Construction — 0.0%
Abengoa SA, Expires 3/31/25 (a) (b) (c)	11,608	135

Transportation — 0.0%
BTS W4 WTS, Expires 8/01/19 (a) (b) (c)	8,811	-

		135

TOTAL WARRANTS (Cost $1,387)		746

RIGHTS — 0.0%
Basic Materials — 0.0%
Chemicals — 0.0%
A. Schulman, Inc. CVR (a) (b) (c)	427	854

Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics, Inc. CVR (a) (b) (c)	505	3,843

Financial — 0.0%
Real Estate Investment Trusts (REITS) — 0.0%
Leasinvest Real Estate SCA, Expires 10/01/18 (a)	89	103

TOTAL RIGHTS (Cost $846)		4,800

TOTAL LONG-TERM INVESTMENTS (Cost $418,479,133)		484,226,042

The accompanying notes are an integral part of the financial statements.

32

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill 0.000% 1/10/19	$745,000	$740,459

TOTAL SHORT-TERM INVESTMENTS (Cost $740,653)		740,459

TOTAL INVESTMENTS — 97.4% (Cost $419,219,786) (d)		484,966,501

Other Assets/(Liabilities) — 2.6%		12,780,704

NET ASSETS — 100.0%		$497,747,205

Abbreviation Legend

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $29,932 or 0.01% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 95.7%

BANK LOANS — 2.1%
Advertising — 0.0%
ABG Intermediate Holdings 2 LLC, 2017 1st Lien Add-On Term Loan, 1 mo. LIBOR + 3.500% 5.742% VRN 9/26/24	$104,736	$105,024

Aerospace & Defense — 0.0%
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 1 mo. LIBOR + 3.750% 5.990% VRN 7/07/22	169,563	170,331

Auto Parts & Equipment — 0.1%
American Axle and Manufacturing, Inc., Term Loan B, 2 mo. LIBOR + 2.250%, 4.450% VRN 4/06/24	262,310	262,178
PQ Corp., 2018 Term Loan B, 1 mo. LIBOR + 2.250%, 4.742% VRN 2/08/25	168,314	168,420

		430,598

Chemicals — 0.0%
H.B. Fuller Co., 2017 Term Loan B, 1 mo. LIBOR + 2.000%, 4.165% VRN 10/20/24	166,399	166,171

Commercial Services — 0.1%
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, 1 mo. LIBOR + 2.750%, 4.992% VRN 5/02/22	134,659	135,234
Trans Union, LLC, 2018 Term Loan B4, 1 mo. LIBOR + 2.000%, 4.242% VRN 6/19/25	109,725	110,022

		245,256

Electric — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 3 mo. LIBOR + 4.250%, 6.589% VRN 6/21/24	347,362	349,432
TEX Operations Co. LLC, Exit Term Loan B, 1 mo. LIBOR + 2.000%, 4.242% VRN 8/04/23	444,301	444,706

		794,138

Entertainment — 0.1%
Delta 2 (LUX) S.A.R.L., 2018 USD Term Loan, 1 mo. LIBOR + 2.250%, 4.742% VRN 2/01/24	170,000	168,584

	Principal Amount	Value
Scientific Games International, Inc., 2018 Term Loan B5 2 mo. LIBOR + 2.750%, 5.044% VRN 8/14/24	$196,311	$195,944
1 mo. LIBOR + 2.750%, 4.992% VRN 8/14/24	46,828	46,740

		411,268

Health Care – Services — 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.750%, VRN1 mo. LIBOR + 2.7 4.992% VRN 3/01/24	491,184	492,643
Jaguar Holding Co. II, 2018 Term Loan, 1 mo. LIBOR + 2.500% 4.742% VRN 8/18/22	169,562	169,658
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.750%, 5.136% VRN 6/07/23	422,976	423,746

		1,086,047

Insurance — 0.3%
Asurion LLC 2017 Term Loan B4, 1 mo. LIBOR + 3.000%, 5.242% VRN 8/04/22	722,537	728,216
2018 Term Loan B7, 1 mo. LIBOR + 3.000%, 5.242% VRN 11/03/24	124,688	125,487
Financial & Risk Holdings, Inc., 2018 USD Term Loan, 3.750% 9/17/25	590,000	588,442
Hub International Ltd, 2018 Term Loan B, 3 mo. LIBOR + 3.000%, 5.335% VRN 4/25/25	34,913	34,974

		1,477,119

Internet — 0.0%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, 1 mo. LIBOR + 2.250%, 4.492% VRN 2/15/24	159,193	159,768

Lodging — 0.1%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750%, 4.992% VRN 12/22/24	347,375	349,209

Machinery – Diversified — 0.0%
Altra Industrial Motion Corp., 2018 Term Loan B, 2.000% 9/05/25	160,000	160,250

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.2%
Altice US Finance I Corp., 2017 Term Loan B, 1 mo. LIBOR + 2.250%, 4.492% VRN 7/28/25	$744,347	$743,416
CSC Holdings LLC, 2017 1st Lien Term Loan, 1 mo. LIBOR + 2.250%, 4.408% VRN 7/17/25	393,010	392,845

		1,136,261

Packaging & Containers — 0.1%
BWAY Holding Co., 2017 Term Loan B, 3 mo. LIBOR + 3.250%, 5.581% VRN 4/03/24	496,231	495,611

Pharmaceuticals — 0.1%
PharMerica Corp., 1st Lien Term Loan, 1 mo. LIBOR + 3.500% 5.645% VRN 12/06/24	348,250	350,426
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.000%, 5.104% VRN 6/01/25	223,594	224,652

		575,078

Real Estate Investment Trusts (REITS) — 0.0%
GGP, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.500%, 4.742% VRN 8/27/25	145,000	144,305

Software — 0.3%
First Data Corp., 2024 USD Term Loan, 1 mo. LIBOR + 2.000%, 4.212% VRN 4/26/24	425,000	425,302
Kronos, Inc., 2017 Term Loan B, 3 mo. LIBOR + 3.000%, 5.343% VRN 11/01/23	746,250	749,705
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 1 mo. LIBOR + 2.250%, 4.492% VRN 4/16/25	78,675	78,725
SS&C Technologies, Inc., 2018 Term Loan B3, 1 mo. LIBOR + 2.250%, 4.492% VRN 4/16/25	202,684	202,812
SS&C Technologies, Inc., 2018 Term Loan B5, 2.250% 4/16/25	30,000	30,009

		1,486,553

Telecommunications — 0.2%
Intelsat Jackson Holdings S.A. 2017 Term Loan B3, 1 mo. LIBOR + 3.750%, 5.980% VRN 11/27/23	200,000	200,694
2017 Term Loan B4, 1 mo. LIBOR + 4.500%, 6.730% VRN 1/02/24	200,000	209,876

	Principal Amount	Value
Level 3 Financing, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.250%, 4.432% VRN 2/22/24	$330,000	$330,871

		741,441

Transportation — 0.1%
Uber Technologies, 2018 Incremental Term Loan, 1 mo. LIBOR + 3.500%, 5.648% VRN 7/13/23	496,203	497,567

TOTAL BANK LOANS (Cost $10,644,916)		10,631,995

CORPORATE DEBT — 31.6%
Advertising — 0.2%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.650% 11/01/24	850,000	825,826

Agriculture — 0.3%
BAT International Finance PLC 4.000% 9/04/26 GBP (a) (b)	150,000	210,321
Bunge Ltd. Finance Corp. 3.750% 9/25/27	570,000	524,132
Cargill, Inc. 3.250% 3/01/23 (c)	635,000	626,355

		1,360,808

Airlines — 0.7%
American Airlines Pass Through Trust Series 2017-2, Class B, 3.700% 4/15/27	885,000	853,758
Series 2016-3, Class B, 3.750% 4/15/27	592,601	572,085
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.150% 4/11/24	482,500	486,293
Delta Air Lines, Inc. 3.625% 3/15/22	1,515,000	1,496,046

		3,408,182

Auto Manufacturers — 0.2%
General Motors Financial Co., Inc. 3.550% 4/09/21	520,000	519,641
Tesla, Inc. 5.300% 8/15/25 (c)	215,000	181,138
Volkswagen Leasing GmbH 1.125% 4/04/24 EUR (a) (b)	150,000	171,355

		872,134

Banks — 8.2%
ABN AMRO Bank NV 6.375% 4/27/21 EUR (a) (b)	200,000	267,555
Akbank T.A.S. 4.000% 1/24/20 (a)	200,000	191,500

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banco Comercial Portugues SA 4.500% VRN 12/07/27 EUR (a) (b) (d)	$100,000	$113,941
Banco de Bogota SA 4.375% 8/03/27 (c)	350,000	333,725
4.375% 8/03/27 (a)	200,000	190,700
Banco de Sabadell SA 0.875% 3/05/23 EUR (a) (b)	200,000	226,986
Banco Santander SA 3.125% 1/19/27 EUR (a) (b)	200,000	238,713
3.800% 2/23/28	800,000	726,842
Bank of America Corp. 2.375% 6/19/24 EUR (a) (b)	150,000	186,932
3.300% 1/11/23	1,695,000	1,671,467
3.550% VRN 3/05/24 (d)	2,660,000	2,629,460
The Bank of East Asia Ltd. 5 year CMT + 3.834% 5.500% VRN 12/29/49 (a)	850,000	841,610
Barclays Bank PLC 5.140% 10/14/20	300,000	307,411
Barclays PLC 5 year EUR Swap + 2.450% 2.625% VRN 11/11/25 EUR (a) (b)	200,000	235,222
4.338% VRN 5/16/24 (d)	325,000	321,064
4.338% VRN 5/16/24 (d)	640,000	632,250
BBVA Bancomer SA 4.375% 4/10/24 (c)	900,000	898,200
BNP Paribas SA 3.800% 1/10/24 (c)	695,000	680,419
BPCE SA 2.875% 4/22/26 EUR (a) (b)	200,000	244,146
3.000% 5/22/22 (c)	1,415,000	1,367,780
CaixaBank SA 1.125% 5/17/24 EUR (a) (b)	100,000	114,336
5 year EUR Swap + 2.350% 2.750% VRN 7/14/28 EUR (a) (b)	500,000	589,198
Capital One Financial Corp. 3.300% 10/30/24	620,000	590,244
Citigroup, Inc. 3.200% 10/21/26	2,435,000	2,272,845
Cooperatieve Rabobank UA 4.625% 5/23/29 GBP (a) (b)	150,000	213,413
Credit Agricole SA 3.250% 10/04/24 (c)	1,700,000	1,593,168
Credit Suisse Group AG 2.125% VRN 9/12/25 GBP (a) (b) (d)	150,000	186,154
2.997% VRN 12/14/23 (c) (d)	850,000	811,062
Dexia Credit Local SA 0.625% 1/21/22 EUR (a) (b)	200,000	236,666
DNB Boligkreditt AS 1.875% 11/21/22 EUR (a) (b)	100,000	123,955
Emirates NBD Tier 1 Ltd. USD 6 year Swap + 4.513% 5.750% VRN 5/29/49 (a)	200,000	199,618

	Principal Amount	Value
The Goldman Sachs Group, Inc. 1.375% 5/15/24 EUR (a) (b)	$40,000	$46,782
1.625% 7/27/26 EUR (a) (b)	140,000	161,206
3.500% 11/16/26	1,130,000	1,072,361
3.750% 5/22/25	525,000	514,552
3.850% 7/08/24	1,285,000	1,277,544
5.750% 1/24/22	850,000	904,325
HDFC Bank Ltd. 8.100% 3/22/25 INR (a) (b)	30,000,000	389,472
Heta Asset Resolution AG 2.375% 12/13/22 EUR (a) (b)	500,000	622,892
HSBC Holdings PLC 3.950% VRN 5/18/24 (d)	895,000	889,154
3.950% VRN 5/18/24 (d)	790,000	784,839
ING Bank NV 5 year EUR Swap + 2.250% 3.625% VRN 2/25/26 EUR (a) (b)	100,000	123,749
Intesa Sanpaolo SpA 3.125% 7/14/22 (c)	665,000	617,923
3.928% 9/15/26 EUR (a) (b)	150,000	174,247
Islandsbanki HF 1.750% 9/07/20 EUR (a) (b)	100,000	118,844
JP Morgan Chase & Co. 3.300% 4/01/26	680,000	651,603
3 mo. USD LIBOR + 1.230% 3.572% FRN 10/24/23	2,275,000	2,320,326
3.797% VRN 7/23/24 (d)	195,000	194,731
3.900% 7/15/25	1,880,000	1,879,335
Kreditanstalt fuer Wiederaufbau 4.700% 6/02/37 CAD (b)	90,000	83,433
6.000% 8/20/20 AUD (b)	280,000	216,051
Landsbankinn HF 1.625% 3/15/21 EUR (a) (b)	570,000	674,934
Mizuho Financial Group, Inc. 3.549% 3/05/23	1,145,000	1,130,984
Morgan Stanley 3.125% 7/27/26	3,180,000	2,962,676
3.700% 10/23/24	1,120,000	1,102,759
3.875% 1/27/26	1,130,000	1,110,749
Nordea Hypotek AB 1.000% 4/08/22 SEK (a) (b)	3,400,000	389,950
1.250% 5/19/21 SEK (a) (b)	5,800,000	671,748
Royal Bank of Scotland Group PLC 3.875% 9/12/23	810,000	786,802
UBS AG 1.375% 4/16/21 EUR (a) (b)	170,000	204,550
UBS Group Funding Switzerland AG 4.125% 9/24/25 (c)	440,000	437,266
Unicredit Bank Czech Republic & Slovakia AS 0.625% 4/30/20 EUR (a) (b)	100,000	116,745

		41,869,114

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	$1,230,000	$1,195,186

Biotechnology — 0.2%
Celgene Corp. 3.875% 8/15/25	927,000	913,220

Building Materials — 0.3%
Boral Finance Pty Ltd. 3.000% 11/01/22 (c)	170,000	163,577
3.750% 5/01/28 (c)	1,060,000	987,782
CRH Finance UK PLC 4.125% 12/02/29 GBP (a) (b)	150,000	216,291

		1,367,650

Chemicals — 0.5%
CNAC HK Finbridge Co. Ltd. 1.750% 6/14/22 EUR (a) (b)	200,000	230,865
4.625% 3/14/23 (a)	860,000	865,839
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250% 6/15/23 (c)	160,000	169,600
Equate Petrochemical BV 4.250% 11/03/26 (a)	600,000	589,500
Kraton Polymers LLC / Kraton Polymers Capital Corp 5.250% 5/15/26 EUR (b) (c)	100,000	118,863
Syngenta Finance NV 3.933% 4/23/21 (c)	615,000	613,270

		2,587,937

Commercial Services — 0.5%
AA Bond Co. Ltd. 5.500% 7/31/43 GBP (a) (b)	100,000	119,274
Autostrade per l’Italia SpA 4.375% 9/16/25 EUR (a) (b)	120,000	149,511
Financial & Risk US Holdings, Inc. 4.500% 5/15/26 EUR (b) (c)	100,000	115,525
6.250% 5/15/26 (c)	120,000	120,443
Prosegur Cash SA 1.375% 2/04/26 EUR (a) (b)	100,000	109,724
Transurban Finance Co. 1.875% 9/16/24 EUR (a) (b)	100,000	120,900
3.375% 3/22/27 (c)	1,695,000	1,570,993
Verisure Midholding AB 5.750% 12/01/23 EUR (a) (b)	100,000	117,715

		2,424,085

Computers — 0.0%
Apple, Inc. 3.050% 7/31/29 GBP (b)	150,000	209,939

Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.950% 2/01/22	1,105,000	1,101,936

	Principal Amount	Value
Air Lease Corp. 2.750% 1/15/23	$330,000	$312,926
Alliance Data Systems Corp. 5.250% 11/15/23 EUR (a) (b)	100,000	119,733
Cabot Financial Luxembourg SA 7.500% 10/01/23 GBP (a) (b)	100,000	127,078
Capital One Bank USA 3.375% 2/15/23	1,660,000	1,615,139
Discover Financial Services 3.750% 3/04/25	1,150,000	1,096,229
4.100% 2/09/27	850,000	812,508
Fca Bank Spa Ireland 1.000% 11/15/21 EUR (a) (b)	100,000	116,310
Housing Development Finance Corp. Ltd. 6.875% 4/30/20 INR (a) (b)	80,000,000	1,060,248
Lincoln Finance Ltd. 6.875% 4/15/21 EUR (a) (b)	100,000	120,166
Louvre Bidco SAS 4.250% 9/30/24 EUR (a) (b)	100,000	111,072

		6,593,345

Electric — 2.4%
Ausgrid Finance Pty Ltd. 3.850% 5/01/23 (c)	585,000	581,258
4.350% 8/01/28 (c)	260,000	258,590
Duke Energy Corp. 2.650% 9/01/26	158,000	142,856
E.ON SE 1.625% 5/22/29 EUR (a) (b)	150,000	173,728
Enel Americas SA 4.000% 10/25/26	500,000	474,750
Enel Chile SA 4.875% 6/12/28	645,000	650,741
Enel Finance International NV 3.625% 5/25/27 (c)	1,695,000	1,535,186
5.625% 8/14/24 GBP (a) (b)	150,000	224,363
Eskom Holdings SOC Ltd. 6.350% 8/10/28 (c)	500,000	497,924
7.125% 2/11/25 (a)	400,000	384,048
FirstEnergy Transmission LLC 4.350% 1/15/25 (c)	1,695,000	1,714,967
IE2 Holdco SAU 2.875% 6/01/26 EUR (a) (b)	200,000	243,948
Lamar Funding Ltd. 3.958% 5/07/25 (a)	200,000	179,800
NRG Energy, Inc. 7.250% 5/15/26	190,000	206,150
Perusahaan Listrik Negara PT 5.450% 5/21/28 (c)	500,000	513,594
Sempra Energy 3.250% 6/15/27	1,630,000	1,519,501
3.400% 2/01/28	446,000	417,468

The accompanying notes are an integral part of the financial statements.

37

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Southern Co. 3.250% 7/01/26	$125,000	$116,582
State Grid Overseas Investment 2014 Ltd. 4.125% 5/07/24 (a)	200,000	202,377
State Grid Overseas Investment 2016 Ltd. 1.375% 5/02/25 EUR (b) (c)	100,000	114,217
2.750% 5/04/22 (c)	1,695,000	1,638,698
Vistra Operations Co. LLC 5.500% 9/01/26 (c)	275,000	278,094

		12,068,840

Electronics — 0.3%
Arrow Electronics, Inc. 4.000% 4/01/25	375,000	363,363
Avnet, Inc. 3.750% 12/01/21	475,000	473,600
Keysight Technologies, Inc. 4.600% 4/06/27	685,000	684,995
PerkinElmer, Inc. 1.875% 7/19/26 EUR (b)	100,000	116,946

		1,638,904

Engineering & Construction — 0.2%
Heathrow Funding Ltd. 4.875% 7/15/23 (c)	820,000	850,328
Promontoria Holding 264 BV 6.750% 8/15/23 EUR (b) (c)	100,000	116,978
WFS Global Holding SAS 9.500% 7/15/22 EUR (a) (b)	100,000	121,620

		1,088,926

Entertainment — 0.1%
Codere Finance 2 Luxembourg SA 6.750% 11/01/21 EUR (a) (b)	100,000	109,211
GLP Capital LP/GLP Financing II, Inc. 5.250% 6/01/25	125,000	127,025
Intralot Capital Luxembourg SA 5.250% 9/15/24 EUR (a) (b)	200,000	171,835
LHMC Finco Sarl 6.250% 12/20/23 EUR (a) (b)	100,000	120,024
Safari Verwaltungs GmbH 5.375% 11/30/22 EUR (a) (b)	100,000	118,137

		646,232

Foods — 0.2%
B&G Foods, Inc. 5.250% 4/01/25	25,000	23,875
Cencosud SA 4.375% 7/17/27 (a)	300,000	272,253
5.150% 2/12/25 (a)	200,000	198,955
Post Holdings, Inc. 5.625% 1/15/28 (c)	180,000	173,250

	Principal Amount	Value
Sigma Alimentos SA de CV 4.125% 5/02/26 (a)	$550,000	$527,725
Sigma Holdco BV 5.750% 5/15/26 EUR (b) (c)	100,000	109,401

		1,305,459

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA 5.500% 11/02/47	850,000	836,196

Gas — 0.1%
Perusahaan Gas Negara Persero Tbk 5.125% 5/16/24 (a)	300,000	301,934

Health Care – Products — 0.5%
Becton Dickinson & Co. 3.020% 5/24/25 GBP (b)	150,000	197,451
3.700% 6/06/27	1,670,000	1,596,916
Becton Dickinson and Co. 3.363% 6/06/24	805,000	777,777

		2,572,144

Health Care – Services — 0.7%
Anthem, Inc. 3.500% 8/15/24	720,000	705,414
3.650% 12/01/27	1,200,000	1,139,992
Cigna Corp. 3.050% 10/15/27	125,000	112,636
Halfmoon Parent, Inc. 4.125% 11/15/25 (c)	460,000	458,689
4.375% 10/15/28 (c)	680,000	678,019
4.900% 12/15/48 (c)	240,000	238,267
Tenet Healthcare Corp. 7.500% 1/01/22 (c)	15,000	15,656
WellCare Health Plans, Inc. 5.375% 8/15/26 (c)	110,000	111,925

		3,460,598

Holding Company – Diversified — 0.1%
Hutchison Whampoa International 14 Ltd. 3.625% 10/31/24 (a)	500,000	488,618

Insurance — 0.8%
AIA Group Ltd. 3.900% 4/06/28 (c)	640,000	627,451
American International Group, Inc. 5.000% 4/26/23 GBP (a) (b)	150,000	217,703
AXA Equitable Holdings, Inc. 3.900% 4/20/23 (c)	95,000	94,306
4.350% 4/20/28 (c)	445,000	430,508
AXA SA 3 mo. EURIBOR + 3.750% 3.375% VRN 7/06/47 EUR (a) (b)	140,000	166,101
Fidelity National Financial, Inc. 4.500% 8/15/28 (c)	365,000	357,942
Liberty Mutual Group, Inc. 4.850% 8/01/44 (c)	315,000	315,042

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Principal Financial Group, Inc. 3 mo. USD LIBOR + 3.044% 4.700% VRN 5/15/55	$900,000	$900,000
RSA Insurance Group PLC 5 Year UK Gilt + 3.852% 5.125% VRN 10/10/45 GBP (a) (b)	150,000	205,527
Trinity Acquisition PLC 4.400% 3/15/26	545,000	542,251
Voya Financial, Inc. 3.125% 7/15/24	300,000	283,027

		4,139,858

Internet — 1.9%
Alibaba Group Holding Ltd. 3.600% 11/28/24	1,980,000	1,946,867
Baidu, Inc. 2.875% 7/06/22	1,560,000	1,500,764
4.375% 3/29/28	400,000	394,093
Booking Holdings, Inc. 2.375% 9/23/24 EUR (b)	140,000	173,689
3.600% 6/01/26	1,695,000	1,644,394
Ctrip.com International Ltd., Convertible, 1.250% 9/15/22	300,000	293,430
Expedia, Inc. Co. 2.500% 6/03/22 EUR (b)	120,000	146,029
3.800% 2/15/28	1,650,000	1,520,816
Inter Media and Communication SpA 4.875% 12/31/22 EUR (a) (b)	100,000	116,502
Tencent Holdings Ltd. 2.947% FRN 1/19/23 (c) (d)	200,000	199,316
3.800% 2/11/25 (a)	1,695,000	1,658,497

		9,594,397

Investment Companies — 0.0%
JAB Holdings BV 2.000% 5/18/28 EUR (a) (b)	100,000	115,360

Iron & Steel — 0.0%
ABJA Investment Co. Pte Ltd. 5.450% 1/24/28 (a)	200,000	181,144

Leisure Time — 0.0%
Pinnacle Bidco PLC 6.375% 2/15/25 GBP (a) (b)	100,000	133,919

Media — 0.9%
21st Century Fox America, Inc. 3.700% 9/15/24	175,000	175,558
Altice Financing SA 5.250% 2/15/23 EUR (a) (b)	100,000	120,659
Altice France SA 6.250% 5/15/24 (c)	200,000	197,000
Altice SA 7.750% 5/15/22 (c)	250,000	242,812

	Principal Amount	Value
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.750% 7/15/25 (c)	$200,000	$212,500
Charter Communications Operating LLC/Charter Communications Operating Capital 3.986% FRN 2/01/24 (d)	630,000	642,090
4.908% 7/23/25	1,225,000	1,243,899
Comcast Corp. 3.150% 3/01/26	1,355,000	1,279,238
3.200% 7/15/36	50,000	41,720
3.300% 2/01/27	265,000	250,493
3.375% 8/15/25	35,000	33,797
TDF Infrastructure SAS 2.875% 10/19/22 EUR (a) (b)	100,000	124,499
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 3.500% 1/15/27 EUR (a) (b)	100,000	122,491
Virgin Media Secured Finance PLC 6.250% 3/28/29 GBP (a) (b)	100,000	136,453

		4,823,209

Mining — 0.2%
Anglo American Capital PLC 3.625% 9/11/24 (c)	405,000	385,584
Constellium NV 4.250% 2/15/26 EUR (a) (b)	100,000	117,835
Corp. Nacional del Cobre de Chile 3.625% 8/01/27 (c)	200,000	191,246
FMG Resources August 2006 Pty Ltd. 5.125% 5/15/24 (c)	250,000	243,125
KME AG 6.750% 2/01/23 EUR (a) (b)	100,000	114,108

		1,051,898

Multi-National — 0.2%
European Investment Bank 1.250% 5/12/25 SEK (a) (b)	6,400,000	736,107
Inter-American Development Bank 4.400% 1/26/26 CAD (b)	145,000	122,643

		858,750

Oil & Gas — 2.2%
BP Capital Markets PLC 1.109% 2/16/23 EUR (a) (b)	150,000	178,930
2.213% 9/25/26 EUR (a) (b)	160,000	199,074
CNOOC Finance 2014 ULC Co. 4.250% 4/30/24	200,000	201,748
CNOOC Finance 2015 USA LLC 3.750% 5/02/23	500,000	495,839
Concho Resources, Inc. 3.750% 10/01/27	850,000	811,323
Eni SpA 4.000% 9/12/23 (c)	390,000	385,824
4.750% 9/12/28 (c)	425,000	420,950

The accompanying notes are an integral part of the financial statements.

39

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hess Corp. 4.300% 4/01/27	$670,000	$649,685
5.800% 4/01/47	200,000	210,632
KazMunayGas National Co. JSC 4.750% 4/19/27 (a)	500,000	500,940
Matador Resources Co. 5.875% 9/15/26 (c)	135,000	136,688
Pertamina Persero PT 6.450% 5/30/44 (c)	200,000	217,218
Petrobras Global Finance BV 7.375% 1/17/27	690,000	698,728
Petroleos Mexicanos 3.500% 7/23/20	500,000	496,225
3.750% 3/15/19 EUR (a) (b)	100,000	117,750
4.875% 1/24/22	730,000	738,395
4.875% 2/21/28 EUR (a) (b)	370,000	449,779
5.125% 3/15/23 EUR (a) (b)	580,000	744,791
5.375% 3/13/22	230,000	236,900
5.500% 1/21/21	930,000	959,676
6.375% 2/04/21	475,000	498,042
Seven Generations Energy Ltd. 5.375% 9/30/25 (c)	210,000	204,225
Woodside Finance Ltd. 3.700% 9/15/26 (c)	2,000,000	1,901,660

		11,455,022

Packaging & Containers — 0.0%
ARD Finance SA 6.625% 9/15/23 EUR (b)	100,000	119,608

Pharmaceuticals — 1.3%
AbbVie, Inc. 3.600% 5/14/25	695,000	672,669
Bayer US Finance II LLC 3.875% 12/15/23 (c)	1,520,000	1,509,800
CVS Health Corp. 3.700% 3/09/23	2,470,000	2,457,073
Express Scripts Holding Co. 3.400% 3/01/27	30,000	27,880
4.500% 2/25/26	850,000	857,614
Shire Acquisitions Investments Ireland DAC 3.200% 9/23/26	1,415,000	1,304,087

		6,829,123

Pipelines — 1.6%
APT Pipelines Ltd. 4.250% 7/15/27 (c)	885,000	863,362
Boardwalk Pipelines LP 4.950% 12/15/24	1,415,000	1,435,998
DCP Midstream Operating LP 6.750% 9/15/37 (c)	160,000	171,200
Enbridge Energy Partners LP 7.375% 10/15/45	460,000	607,930

	Principal Amount	Value
Enbridge, Inc. 3 mo. USD LIBOR + 3.890% 6.000% VRN 1/15/77	$440,000	$422,771
Peru LNG Srl 5.375% 3/22/30 (a)	550,000	548,075
Plains All American Pipeline LP/PAA Finance Corp. 3.850% 10/15/23	500,000	492,374
4.650% 10/15/25	285,000	287,975
Sabine Pass Liquefaction LLC 5.000% 3/15/27	200,000	205,438
5.875% 6/30/26	1,545,000	1,668,597
Transcanada Trust 3 mo. CDOR + 3.080% 4.650% VRN 5/18/77 CAD (b)	550,000	403,593
Transcontinental Gas Pipe Line Co. LLC 4.000% 3/15/28	125,000	122,142
4.600% 3/15/48	175,000	170,326
Williams Cos., Inc. 4.500% 11/15/23	895,000	911,521

		8,311,302

Real Estate — 0.1%
ADO Properties SA 1.500% 7/26/24 EUR (a) (b)	200,000	225,734
Akelius Residential Property AB 1.750% 2/07/25 EUR (a) (b)	120,000	136,667
Prologis LP 2.250% 6/30/29 GBP (b)	150,000	182,782

		545,183

Real Estate Investment Trusts (REITS) — 2.7%
Alexandria Real Estate Equities, Inc. 3.950% 1/15/27	1,415,000	1,364,523
4.000% 1/15/24	60,000	60,143
Boston Properties LP 3.650% 2/01/26	850,000	823,467
Brixmor Operating Partnership LP 4.125% 6/15/26	2,000,000	1,939,123
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849% 4/15/23	1,790,000	1,778,612
Crown Castle International Corp 5.250% 1/15/23	310,000	324,993
Healthcare Realty Trust, Inc. 3.625% 1/15/28	850,000	790,945
Highwoods Realty LP 4.125% 3/15/28	580,000	564,318
Kimco Realty Corp. 2.800% 10/01/26	385,000	343,147
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	850,000	819,187

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
National Retail Properties, Inc. 4.300% 10/15/28	$270,000	$267,963
Regency Centers LP 3.600% 2/01/27	735,000	697,800
4.125% 3/15/28	110,000	108,100
SBA Tower Trust 3.448% 3/15/48 (c)	1,400,000	1,379,674
Ventas Realty LP 4.000% 3/01/28	400,000	386,086
4.400% 1/15/29	415,000	412,708
VEREIT Operating Partnership LP 3.950% 8/15/27	1,415,000	1,330,865
4.875% 6/01/26	550,000	554,799

		13,946,453

Retail — 0.4%
EVOCA SpA 7.000% 10/15/23 EUR (a) (b)	100,000	123,652
Next PLC 3.625% 5/18/28 GBP (a) (b)	150,000	194,140
QVC, Inc. 4.375% 3/15/23	1,750,000	1,728,530

		2,046,322

Semiconductors — 0.5%
Asml Holding NV 0.625% 7/07/22 EUR (a) (b)	100,000	117,183
1.625% 5/28/27 EUR (a) (b)	100,000	118,698
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125% 1/15/25	170,000	157,941
3.625% 1/15/24	1,795,000	1,744,002
3.875% 1/15/27	370,000	348,333
Microchip Technology, Inc. 3.922% 6/01/21 (c)	75,000	74,561

		2,560,718

Telecommunications — 1.2%
Chorus Ltd. 1.125% 10/18/23 EUR (a) (b)	100,000	115,573
Deutsche Telekom International Finance BV 4.375% 6/21/28 (c)	1,910,000	1,904,125
Intelsat Jackson Holdings SA 9.500% 9/30/22 (c)	180,000	209,250
MTN Mauritius Investment Ltd. 6.500% 10/13/26 (a)	200,000	195,479
Sprint Corp. 7.875% 9/15/23	255,000	275,081
Telecom Italia SpA 3.625% 5/25/26 EUR (a) (b)	150,000	181,488
Verizon Communications, Inc. 3.376% 2/15/25	550,000	533,872
5.150% 9/15/23	495,000	529,872

	Principal Amount	Value
Vodafone Group PLC 4.125% 5/30/25	$150,000	$148,840
4.125% 5/30/25	775,000	769,005
4.375% 5/30/28	380,000	374,386
4.375% 5/30/28	510,000	502,466
5.000% 5/30/38	470,000	463,440

		6,202,877

Trucking & Leasing — 0.2%
SMBC Aviation Capital Finance DAC 4.125% 7/15/23 (c)	1,110,000	1,111,384

TOTAL CORPORATE DEBT (Cost $165,096,967)		162,061,804

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.2%
Auto Floor Plan ABS — 0.5%
Ford Credit Floorplan Master Owner Trust A, Series 2018-2, Class B 3.320% 3/15/25	1,200,000	1,186,015
GMF Floorplan Owner Revolving Trust Series 2018-1, Class A, 2.363% FRN 3/15/22 (c) (d)	785,000	785,453
Series 2018-1, Class C, 3.250% 3/15/22 (c)	395,000	393,715

		2,365,183

Automobile ABS — 4.8%
Ally Auto Receivables Trust, Series 2016-3, Class C 2.320% 10/15/21	780,000	772,522
AmeriCredit Automobile Receivables, Series 2015-4, Class D 3.720% 12/08/21	1,175,000	1,180,737
AmeriCredit Automobile Receivables Trust Series 2016-2, Class B, 2.210% 5/10/21	640,000	637,635
Series 2017-1, Class B, 2.300% 2/18/22	1,038,000	1,023,018
Series 2017-4, Class C, 2.600% 9/18/23	1,390,000	1,357,671
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A, 2.630% 12/20/21 (c)	1,375,000	1,354,026
Series 2017-2A, Class A, 2.970% 3/20/24 (c)	610,000	590,198
Capital Auto Receivables Asset Trust
Series 2015-2, Class B, 2.290% 5/20/20	1,195,000	1,194,011

The accompanying notes are an integral part of the financial statements.

41

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-2, Class C, 2.420% 6/21/21	$340,000	$336,903
Series 2018-1, Class C, 3.360% 11/21/22 (c)	1,025,000	1,016,616
Series 2018-1, Class D, 3.700% 6/20/25 (c)	800,000	792,622
CarMax Auto Owner Trust
Series 2017-2, Class B, 2.410% 12/15/22	1,390,000	1,354,919
Series 2017-3, Class B, 2.440% 2/15/23	1,215,000	1,184,625
Enterprise Fleet Financing LLC Series 2017-1, Class A3, 2.600% 7/20/22 (c)	1,192,000	1,180,964
Series 2018-1, Class A2, 2.870% 10/20/23 (c)	1,180,000	1,176,887
GM Financial Automobile Leasing Trust, Series 2017-3, Class C 2.730% 9/20/21	1,375,000	1,357,740
Hyundai Auto Lease Securitization Trust Series 2017-A, Class B, 2.390% 5/17/21 (c)	780,000	774,625
Series 2018-A, Class A3, 2.810% 4/15/21 (c)	1,270,000	1,265,273
Santander Drive Auto Receivables Trust Series 2016-3, Class D, 2.800% 8/15/22	1,530,000	1,512,985
Series 2018-4, Class B, 3.270% 1/17/23	150,000	149,482
Santander Retail Auto Lease Trust, Series 2018-A, Class C 3.490% 5/20/22 (c)	385,000	382,210
World Omni Auto Receivables Trust, Series 2018-B, Class B 3.170% 1/15/25	200,000	197,966
World Omni Automobile Lease Securitization Trust Series 2017-A, Class B, 2.480% 8/15/22	1,734,000	1,716,821
Series 2018-A, Class A3, 2.830% 7/15/21	340,000	338,474
Series 2018-A, Class B, 3.060% 5/15/23	720,000	714,465
Series 2018-B, Class A3, 3.190% 12/15/21	1,050,000	1,049,916

		24,613,311

Commercial MBS — 5.3%
Ashford Hospitality Trust Series 2018-ASHF, Class A, 3.058% FRN 4/15/35 (c) (d)	395,406	396,007
3.158% FRN 5/15/35 (c) (d)	820,000	820,752

	Principal Amount	Value
Series 2018-ASHF, Class B, 3.408% FRN 4/15/35 (c) (d)	$235,000	$236,045
Series 2018-ASHF, Class C, 3.558% FRN 4/15/35 (c) (d)	110,000	110,616
Aventura Mall Trust, 4.112% VRN 7/05/40 (c) (d)	805,000	818,615
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A, 4.091% VRN 8/10/38 (c) (d)	810,000	825,800
BANK Series 2017-BNK5, Class A5, 3.390% 6/15/60	970,000	941,185
Series 2017-BNK5, Class B, 3.896% VRN 6/15/60 (d)	980,000	967,998
Series 2017-BNK5, Class C, 4.259% VRN 6/15/60 (d)	850,000	832,746
Benchmark Mortgage Trust, Series 2018-B3, Class AS, 4.195% VRN 4/10/51 (d)	375,000	381,157
BX Trust Series 2018-GW, Class A, 2.958% FRN 5/15/35 (c) (d)	290,000	290,002
Series 2017-IMC, Class D, 4.408% FRN 10/15/32 (c) (d)	650,000	651,614
CD Mortgage Trust, Series 2017-CD6, Class A5 3.456% 11/13/50	970,000	945,519
CGGS Commercial Mortgage Trust Series 2018-WSS, Class A, 3.058% FRN 2/15/37 (c) (d)	840,000	840,804
Series 2018-WSS, Class B, 3.258% FRN 2/15/37 (c) (d)	345,000	345,438
Citigroup Commercial Mortgage Trust Series 2018-B2, Class A4, 4.009% 3/10/51	460,000	466,578
Series 2018-B2, Class C, 4.830% VRN 3/10/51 (d)	205,000	204,631
COMM Mortgage Trust Series 2017-COR2, Class A3, 3.510% 9/10/50	1,720,000	1,679,543
Series 2015-CR22, Class AM, 3.603% VRN 3/10/48 (d)	1,375,000	1,358,252
Series 2016-CR28, Class A4, 3.762% 2/10/49	1,064,375	1,065,481
Series 2015-CR26, Class B, 4.642% VRN 10/10/48 (d)	627,000	651,470
2014-UBS2 CLASS, 4.701% 3/10/47	207,000	211,146
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class AM, 4.158% VRN 10/10/48 (d)	1,650,000	1,677,778

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718% 8/15/48	$1,004,000	$1,003,804
FREMF Mortgage Trust, Series 2018-K731, Class B 3.910% 2/25/25 (c)	390,000	376,935
Independence Plaza Trust Series 2018-INDP, Class A, 3.763% 7/10/35 (c)	845,000	837,899
3.911% 7/10/35 (c)	855,000	848,036
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX 4.248% 7/05/33 (c)	115,000	117,922
JPMDB Commercial Mortgage Securities Trust Series 2017-C5, Class AS, 3.858% VRN 3/15/50 (d)	160,000	158,370
Series 2017-C5, Class C, 4.512% VRN 3/15/50 (d)	480,000	479,218
Monarch Beach Resort Trust, Series 2018-MBR, Class A, 3.078% FRN 7/15/35 (c) (d)	915,000	916,144
Morgan Stanley Baml Trust 3.561% 4/15/48	260,000	255,111
RETL, Series 2018-RVP, Class A, 3.258% FRN 3/15/33 (c) (d)	718,221	720,924
SLIDE, Series 2018-FUN, Class E, 4.370% FRN 6/15/31 (c) (d)	390,000	391,699
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class AS, 3.367% 10/15/49	495,000	474,361
Series 2017-C38, Class A5, 3.453% 7/15/50	970,000	943,353
Series 2014-LC18, Class AS, 3.808% 12/15/47	1,695,000	1,691,917
Series 2017-C39, Class B, 4.025% 9/15/50	1,010,000	996,071
Series 2017-C41, Class B, 4.188% VRN 11/15/50 (d)	381,000	380,187

		27,311,128

Credit Card ABS — 0.2%
Synchrony Credit Card Master Note Trust, Series 2018-1, Class C 3.360% 3/15/24	1,020,000	1,011,316

Other ABS — 2.6%
Bayview Mortgage Fund IV Trust, Series 2017-RT3, Class A, 3.500% VRN 1/28/58 (c) (d)	962,469	958,278
Betony Clo 2, Ltd., 3.189% FRN 4/30/31 (c) (d)	360,000	359,606

	Principal Amount	Value
Bluemountain Clo Ltd. 3.260% FRN 7/18/27 (c) (d)	$275,000	$274,734
3.833% FRN 7/18/27 (c) (d)	250,000	249,372
CIFC Funding Ltd., Series 2015-5A, Class A1R, 3.195% FRN 10/25/27 (c) (d)	470,000	468,444
Driven Brands Funding LLC, Series 2018-1A, Class A2 4.739% 4/20/48 (c)	44,888	44,517
Galaxy XXIX CLO Ltd. Series 2018-29A, Class A, 3.104% FRN 11/15/26 (c) (d)	380,000	378,631
Series 2018-29A, Class B, 3.714% FRN 11/15/26 (c) (d)	250,000	249,994
Golub Capital Partners CLO 39B Ltd., Series 2018-39A, Class A1, 3.472% FRN 10/20/28 (c) (d) (e)	570,000	570,000
Hardee’s Funding LLC Series 2018-1A, Class AI, 4.250% 6/20/48 (c)	600,000	596,100
Series 2018-1A, Class AII, 4.959% 6/20/48 (c)	325,000	325,548
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.070% VRN 11/25/26 (c) (d)	366,620	359,083
Neuberger Berman CLO XIX Ltd., Series 2015-19A, Class A2R2, 3.489% FRN 7/15/27 (c) (d)	820,000	816,239
OCP CLO Ltd., Series 2014-7A, Class A1RR, 3.468% FRN 7/20/29 (c) (d)	725,000	725,042
Octagon Investment Partners XXIII Ltd. Series 2015-1A, Class A1R, 3.189% FRN 7/15/27 (c) (d)	320,000	318,708
Series 2015-1A, Class BR, 3.539% FRN 7/15/27 (c) (d)	265,000	264,315
OZLM VII Ltd., Series 2014-7RA, Class A1R, 3.346% FRN 7/17/29 (c) (d)	670,000	669,020
Palmer Square CLO Ltd., 3.362% FRN 7/16/31 (c) (d)	795,000	794,944
SBA Tower Trust, Series 2014-2A, Class C, 3.869% STEP 10/15/49 (c)	760,000	757,922
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3.219% FRN 4/15/28 (c) (d)	635,000	633,652
Towd Point Mortgage Trust Series 2018-2, Class A1, 3.250% VRN 3/25/58 (c) (d)	893,319	881,017
Series 2018-5, Class A1A, 3.250% VRN 8/25/58 (c) (d)	535,000	527,951

The accompanying notes are an integral part of the financial statements.

43

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (c) (d)	$746,615	$741,971
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (c) (d)	784,483	783,254
Verizon Owner Trust, Series 2018-1A, Class C 3.200% 9/20/22 (c)	650,000	644,188

		13,392,530

Student Loans ABS — 1.1%
Navient Student Loan Trust, Series 2018-2A, Class A2, 2.596% FRN 3/25/67 (c) (d)	560,000	559,557
Nelnet Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .450% 2.760% FRN 8/23/36 (c)	1,195,000	1,180,795
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (c)	1,212,343	1,168,362
Series 2015-A, Class A2A, 2.490% 6/15/27 (c)	279,492	276,349
Series 2017-B, Class A2A, 2.820% 10/15/35 (c)	380,000	368,646
Series 2018-A, Class A2A, 3.500% 2/15/36 (c)	1,310,000	1,297,308
Series 2018-C, Class A2A, 3.630% 11/15/35 (c)	990,000	989,590

		5,840,607

WL Collateral CMO — 1.7%
COLT Mortgage Loan Trust, Series 2018-3, Class A1, 3.692% VRN 10/26/48 (c) (d)	1,120,000	1,117,665
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (c) (d)	412,363	410,686
Galton Funding Mortgage Trust, Series 2018-1, Class A23, 3.500% VRN 11/25/57 (c) (d)	266,335	260,868
Metlife Securitization Trust, Series 2018-1A, Class A, 3.750% VRN 3/25/57 (c) (d)	410,167	408,177
Sequoia Mortgage Trust Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (c) (d)	1,449,237	1,407,372
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (c) (d)	450,000	441,820
Series 2018-CH2, Class A21, 4.000% VRN 6/25/48 (c) (d)	354,525	350,901
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (c) (d)	590,826	590,729
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (c) (d)	835,000	836,585

	Principal Amount	Value
Verus Securitization Trust Series 2017-2A, Class A3, 2.845% VRN 7/25/47 (c) (d)	$1,345,980	$1,316,011
Series 2018-2, Class A1, 3.677% VRN 6/01/58 (c) (d)	351,149	349,793
Series 2017-1A, Class A3, 3.716% VRN 1/25/47 (c) (d)	1,048,272	1,041,052

		8,531,659

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $83,661,270)		83,065,734

SOVEREIGN DEBT OBLIGATIONS — 17.1%
Argentine Republic Government International Bond 3.375% 1/15/23 EUR (b)	355,000	352,338
5.875% 1/11/28	350,000	277,025
Australia Government Bond 3.000% 3/21/47 AUD (a) (b)	747,000	524,298
Bahamas Government International Bond 6.000% 11/21/28 (c)	850,000	864,875
Bermuda Government International Bond 4.854% 2/06/24 (c)	500,000	521,040
Bonos Tesoreria Pesos 4.500% 3/01/21 CLP (b)	1,035,000,000	1,598,083
4.500% 3/01/26 CLP (b)	735,000,000	1,118,334
4.700% 9/01/30 CLP (a) (b)	340,000,000	514,503
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/21 BRL (b)	9,180,000	2,297,636
10.000% 1/01/23 BRL (b)	160,000	38,523
Bundesrepublik Deutschland 1.250% 8/15/48 EUR (a) (b)	251,000	303,988
Canadian Government Bond 1.000% 6/01/27 CAD (b)	1,024,000	705,023
3.500% 12/01/45 CAD (b)	735,000	689,289
Colombia Government International Bond 4.000% 2/26/24	1,160,000	1,160,000
Colombian TES 7.500% 8/26/26 COP (b)	3,412,100,000	1,207,298
10.000% 7/24/24 COP (b)	2,108,900,000	837,827
Cyprus Government International Bond 2.375% 9/25/28 EUR (a) (b)	608,000	710,716
3.750% 7/26/23 EUR (a) (b)	645,000	846,007
3.875% 5/06/22 EUR (a) (b)	950,000	1,227,668
4.250% 11/04/25 EUR (a) (b)	540,000	736,624
Czech Republic International Bond 3.875% 5/24/22 EUR (a) (b)	260,000	343,577

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
France Government Bond OAT 1.750% 11/25/24 EUR (a) (b)	$628,000	$796,468
1.750% 5/25/66 EUR (a) (b)	20,000	22,445
3.250% 5/25/45 EUR (a) (b)	2,126,000	3,376,787
5.750% 10/25/32 EUR (a) (b)	207,000	388,724
Indonesia Government International Bond 2.950% 1/11/23	400,000	382,060
3.700% 1/08/22 (c)	600,000	596,285
3.750% 4/25/22 (c)	405,000	401,695
3.750% 6/14/28 EUR (a) (b)	580,000	737,383
4.125% 1/15/25 (a)	345,000	339,332
Indonesia Treasury Bond 6.125% 5/15/28 IDR (b)	7,210,000,000	419,493
7.000% 5/15/27 IDR (b)	5,090,000,000	315,958
8.375% 3/15/24 IDR (b)	9,000,000,000	608,194
8.750% 5/15/31 IDR (b)	3,360,000,000	231,118
Ireland Government Bond 1.000% 5/15/26 EUR (a) (b)	900,000	1,068,388
4.500% 4/18/20 EUR (b)	198,000	247,408
5.400% 3/13/25 EUR (b)	778,000	1,183,319
Israel Government Bond 1.750% 8/31/25 ILS (b)	7,010,000	1,925,575
3.750% 3/31/47 ILS (b)	1,200,000	368,637
5.500% 1/31/42 ILS (b)	1,025,000	409,998
Israel Government International Bond 1.500% 1/18/27 EUR (a) (b)	230,000	270,749
4.625% 3/18/20 EUR (a) (b)	330,000	409,344
Italy Buoni Poliennali Del Tesoro 0.900% 8/01/22 EUR (b)	1,422,000	1,578,026
2.000% 12/01/25 EUR (b)	890,000	979,969
4.500% 3/01/24 EUR (b)	975,000	1,241,961
4.750% 9/01/21 EUR (b)	1,030,000	1,295,419
5.000% 3/01/22 EUR (b)	500,000	638,471
5.500% 9/01/22 EUR (b)	1,780,000	2,324,722
Japan Government Five Year Bond 0.100% 6/20/21 JPY (b)	192,100,000	1,699,634
Japan Government Forty Year Bond 1.400% 3/20/55 JPY (b)	43,800,000	432,299
Japan Government Thirty Year Bond 1.700% 9/20/44 JPY (b)	155,850,000	1,655,793
2.200% 9/20/39 JPY (b)	20,650,000	235,269
2.500% 9/20/37 JPY (b)	164,400,000	1,936,685
Japan Government Twenty Year Bond 0.600% 6/20/37 JPY (b)	278,000,000	2,446,532
1.200% 12/20/34 JPY (b)	570,550,000	5,592,866
1.500% 6/20/34 JPY (b)	12,000,000	122,440
Japanese Government CPI Linked Bond 0.100% 3/10/24 JPY (b)	78,736,000	715,152
0.100% 9/10/24 JPY (b)	58,161,600	529,556
0.100% 3/10/25 JPY (b)	120,071,000	1,095,878

	Principal Amount	Value
Kingdom of Belgium Government Bond 4.250% 3/28/41 EUR (a) (b)	$603,000	$1,062,204
5.000% 3/28/35 EUR (a) (b)	180,000	324,385
Korea Treasury Bond 3.000% 9/10/24 KRW (b)	1,205,000,000	1,129,267
Malaysia Government Bond 4.392% 4/15/26 MYR (b)	1,450,000	355,652
4.736% 3/15/46 MYR (b)	5,790,000	1,359,129
4.921% 7/06/48 MYR (b)	3,785,000	913,238
4.935% 9/30/43 MYR (b)	155,000	37,804
Mexican Bonos 7.500% 6/03/27 MXN (b)	3,050,000	158,586
7.750% 11/13/42 MXN (b)	3,402,000	174,952
8.000% 12/07/23 MXN (b)	52,500,000	2,832,711
10.000% 12/05/24 MXN (b)	1,360,000	80,545
Mexico Government International Bond 3.750% 1/11/28	820,000	781,050
4.000% 10/02/23	330,000	332,168
4.125% 1/21/26	730,000	723,466
Morocco Government International Bond 4.500% 10/05/20 EUR (a) (b)	200,000	250,381
Netherlands Government Bond 5.500% 1/15/28 EUR (b)	50,000	84,584
New South Wales Treasury Corp. 4.000% 5/20/26 AUD (a) (b)	860,000	671,269
Norway Government Bond 3.000% 3/14/24 NOK (a) (b)	700,000	92,055
Peru Government Bond 6.150% 8/12/32 PEN (b) (c)	3,100,000	955,144
Portugal Obrigacoes do Tesouro OT 3.875% 2/15/30 EUR (a) (b)	200,000	272,173
4.100% 2/15/45 EUR (a) (b)	377,000	530,599
Province of Ontario Canada 2.600% 6/02/25 CAD (b)	186,000	141,331
3.500% 6/02/43 CAD (b)	62,000	50,045
Province of Quebec Canada 5.000% 12/01/38 CAD (b)	450,000	439,499
Qatar Government International Bond 3.875% 4/23/23 (c)	200,000	201,400
3.875% 4/23/23 (c)	625,000	629,375
Republic of Austria Government Bond 3.800% 1/26/62 EUR (a) (b)	204,000	403,474
Republic of South Africa Government Bond 10.500% 12/21/26 ZAR (b)	22,973,000	1,759,537
Romania Government Bond 4.250% 6/28/23 RON (b)	3,090,000	765,884
4.750% 2/24/25 RON (b)	1,615,000	408,290
5.800% 7/26/27 RON (b)	1,710,000	455,966
5.850% 4/26/23 RON (b)	4,080,000	1,081,689

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Romanian Government International Bond 4.625% 9/18/20 EUR (a) (b)	$320,000	$404,510
Russian Federal Bond — OFZ 8.150% 2/03/27 RUB (b)	14,733,000	221,947
Singapore Government Bond 3.125% 9/01/22 SGD (b)	780,000	591,854
Slovenia Government Bond 1.000% 3/06/28 EUR (a) (b)	250,000	288,291
1.250% 3/22/27 EUR (a) (b)	788,000	935,984
1.500% 3/25/35 EUR (a) (b)	173,000	197,098
2.125% 7/28/25 EUR (a) (b)	70,000	89,538
4.625% 9/09/24 EUR (a) (b)	324,000	466,874
Slovenia Government International Bond 5.250% 2/18/24 (a)	200,000	215,710
Spain Government Bond 1.500% 4/30/27 EUR (a) (b)	1,076,000	1,267,615
3.450% 7/30/66 EUR (a) (b)	189,000	252,376
5.150% 10/31/44 EUR (a) (b)	134,000	236,557
Sri Lanka Government International Bond 6.000% 1/14/19 (a)	400,000	400,094
Thailand Government Bond 3.650% 6/20/31 THB (b)	23,900,000	784,618
4.875% 6/22/29 THB (b)	9,000,000	326,440
United Kingdom Gilt 1.500% 1/22/21 GBP (a) (b)	803,000	1,061,804
1.625% 10/22/71 GBP (a) (b)	240,000	296,772
4.250% 12/07/46 GBP (a) (b)	1,917,000	3,755,563
Vietnam Government International Bond 6.750% 1/29/20 (a)	440,000	456,720

		87,602,921

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $92,700,842)		87,602,921

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 16.8%
Collateralized Mortgage Obligations — 0.1%
Federal National Mortgage Association REMICS Series 2018-44, Class PC 4.000% 6/25/44	317,827	322,813

Pass-Through Securities — 14.8%
Federal National Mortgage Association
Pool #BC9043 2.500% 11/01/31	734,293	709,424
Pool #MA2781 2.500% 10/01/46	464,869	430,149
Pool #MA3283 3.000% 2/01/33	23,171	22,904
Pool #AL9412 3.000% 11/01/36	1,220,801	1,188,565

	Principal Amount	Value
Pool #AS6181 3.000% 11/01/45	$742,957	$712,426
Pool #BM3380 3.000% 6/01/46	691,333	665,516
Pool #MA2737 3.000% 9/01/46	161,038	154,270
Pool #BD8462 3.000% 11/01/46	4,305,647	4,128,712
Pool #MA2895 3.000% 2/01/47	415,970	398,487
Pool #BM1418 3.000% 4/01/47	4,037,400	3,871,488
Pool #MA3313 3.500% 3/01/33	897,677	902,901
Pool #MA3364 3.500% 5/01/33	240,083	241,480
Pool #AS4449 3.500% 2/01/35	339,179	338,821
Pool #MA1283 3.500% 12/01/42	117,650	116,534
Pool #MA1463 3.500% 6/01/43	412,166	408,254
Pool #BC1747 3.500% 1/01/46	4,513,615	4,452,434
Pool #BM3122 3.500% 10/01/47	5,835,464	5,764,572
Pool #BH9277 3.500% 2/01/48	994,233	979,203
Pool #MA3332 3.500% 4/01/48	2,219,901	2,185,649
Pool #MA3383 3.500% 6/01/48	349,524	344,131
Pool #BF0198 4.000% 11/01/40	323,918	329,017
Pool #BM3385 4.000% 6/01/45	4,035,165	4,091,121
Pool #CA0062 4.000% 7/01/47	1,961,313	1,982,995
Pool #MA3088 4.000% 8/01/47	310,099	313,527
Pool #MA3384 4.000% 6/01/48	1,954,184	1,974,108
Pool #MA3415 4.000% 7/01/48	1,600,402	1,616,656
Pool #MA3467 4.000% 9/01/48	646,352	652,891
Pool #BM1248 4.500% 9/01/46	1,096,735	1,141,675
Pool #BM1765 4.500% 10/01/47	881,462	910,695
Pool #BM3148 4.500% 11/01/47	419,237	437,857
Pool #BM4343 4.500% 5/01/48	912,077	952,016
Pool #CA1711 4.500% 5/01/48	844,215	871,685
Pool #MA3385 4.500% 6/01/48	78,184	80,728
Pool #AL9893 5.000% 2/01/45	854,125	905,540
Pool #MA3374 5.000% 5/01/48	347,885	365,564
Pool #BK6576 5.000% 7/01/48	64,825	68,140
Pool #BM3279 5.500% 5/01/44	2,574,884	2,797,753
Federal National Mortgage Association TBA
Pool #6560 2.500% 4/29/32 (e)	1,030,000	993,628
Pool #7180 3.000% 1/29/33 (e)	800,000	790,188
Pool #9768 3.000% 4/29/47 (e)	1,185,000	1,133,804
Pool #17115 3.500% 1/29/48 (e)	200,000	196,813
Pool #18388 4.000% 3/29/48 (e)	200,000	201,937
Pool #21133 4.500% 4/29/48 (e)	858,900	886,009
Government National Mortgage Association II
Pool #MA3935 2.500% 9/20/46	499,962	469,671
Pool #MA3873 3.000% 8/20/46	462,860	449,553
Pool #MA3936 3.000% 9/20/46	1,590,851	1,545,114
Pool #MA4126 3.000% 12/20/46	105,124	102,102
Pool #MA4450 3.000% 5/20/47	284,752	276,387
Pool #MA4718 3.000% 9/20/47	159,654	154,864
Pool #MA5018 3.000% 2/20/48	307,195	297,883
Pool #MA4004 3.500% 10/20/46	2,090,263	2,083,159
Pool #MA4451 3.500% 5/20/47	859,405	855,948

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #784474 3.500% 2/20/48	$430,849	$428,779
Pool #MA5397 3.500% 8/20/48	398,744	396,766
Pool #MA3245 4.000% 11/20/45	638,747	652,619
Pool #MA4511 4.000% 6/20/47	446,273	454,432
Pool #MA4720 4.000% 9/20/47	2,022,178	2,058,514
Pool #MA2894 4.500% 6/20/45	492,129	512,680
Pool #MA4588 4.500% 7/20/47	2,501,386	2,591,768
Pool #MA4964 4.500% 1/20/48	142,710	147,822
Pool #MA5193 4.500% 5/20/48	322,020	333,479
Pool #MA5331 4.500% 7/20/48	711,018	735,709
Pool #MA4781 5.000% 10/20/47	1,633,564	1,714,221
Pool #BF2644 5.000% 5/20/48	53,438	55,809
Pool #MA5194 5.000% 5/20/48	314,338	328,876
Pool #BF4937 5.000% 6/20/48	279,081	291,465
Pool #BF2878 5.000% 6/20/48	62,050	64,803
Pool #BF3008 5.000% 7/20/48	39,910	41,681
Pool #MA5332 5.000% 7/20/48	1,043,523	1,091,786
Pool #MA5400 5.000% 8/20/48	1,422,658	1,488,456
Pool #BG5047 5.000% 9/20/48	200,000	208,875
Pool #MA5468 5.000% 9/20/48	1,100,000	1,150,875
Pool #MA5195 5.500% 5/20/48	789,633	836,055
Government National Mortgage Association II TBA
Pool #548 3.000% 4/29/47 (e)	775,000	750,479
Pool #1523 4.500% 4/29/48 (e)	235,000	242,839
Pool #1315 5.000% 5/29/47 (e)	1,090,000	1,137,943

		75,661,679

Whole Loans — 1.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, 2.666% FRN 7/25/30 (d)	882,542	880,010
Series 2018-DNA3, Class M1, 2.884% FRN 9/25/48 (c) (d)	300,000	299,949
Series 2017-DNA3, Class M1, 2.966% FRN 3/25/30 (d)	808,352	809,587
Series 2018-DNA2, Class M1, 3.016% FRN 12/25/30 (c) (d)	1,040,000	1,041,365
Series 2018-SPI1, Class M2, 3.745% VRN 2/25/48 (c) (d)	95,000	85,705
Series 2018-SP12, Class M2, 3.820% VRN 5/25/48 (c) (d)	65,000	60,332
Series 2018-SPI3, Class M1, 4.168% VRN 8/25/48 (c) (d)	255,000	255,757
Series 2018-SPI3, Class M2, 4.168% VRN 8/25/48 (c) (d)	460,000	431,074
Series 2018-DNA2, Class M2, 4.366% FRN 12/25/30 (c) (d)	215,000	216,332
Series 2018-HQA1, Class M2, 4.516% FRN 9/25/30 (d)	610,000	617,008

	Principal Amount	Value
Series 2017-HQA3, Class M2, 4.566% FRN 4/25/30 (d)	$855,000	$881,267
Series 2017-HQA2, Class M2, 1 mo. USD LIBOR + 2.650% 4.866% FRN 12/25/29	825,000	864,023
Federal National Mortgage Association Connecticut Avenue Securities
Series 2017-C02, Class 2M1, 1 mo. USD LIBOR + 1.150% 3.366% FRN 9/25/29	394,777	396,874
Series 2018-C02, Class 2M2, 4.416% FRN 8/25/30 (d)	540,000	547,936
Series 2018-C01, Class 1M2, 4.466% FRN 7/25/30 (d)	855,000	873,018
Series 2017-C07, Class 2M2, 4.716% FRN 5/25/30 (d)	830,000	853,666
Series 2017-C06, Class 1M2, 4.866% FRN 2/25/30 (d)	855,000	892,277

		10,006,180

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $86,623,510)		85,990,672

U.S. TREASURY OBLIGATIONS — 11.9%
U.S. Treasury Bonds & Notes — 11.9%
U.S. Treasury Bond 2.750% 11/15/47 (f)	10,485,000	9,598,690
U.S. Treasury Inflation Index 0.125% 4/15/22	3,523,148	3,422,867
0.125% 7/15/26	1,892,394	1,783,902
0.500% 1/15/28	1,027,157	985,602
0.625% 4/15/23	1,316,873	1,299,778
U.S. Treasury Note 2.000% 1/31/20	20,675,000	20,479,718
2.500% 6/30/20	1,705,000	1,696,395
2.625% 7/15/21	13,835,000	13,740,965
2.875% 5/15/28	460,000	453,025
2.875% 8/15/28	7,500,000	7,385,156

		60,846,098

TOTAL U.S. TREASURY OBLIGATIONS (Cost $61,342,498)		60,846,098

TOTAL BONDS & NOTES (Cost $500,070,003)		490,199,224

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $90,516)		43,354

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL LONG-TERM INVESTMENTS (Cost $500,160,519)		$490,242,578

SHORT-TERM INVESTMENTS — 4.7%
Commercial Paper — 0.1%
Catholic Health Initiatives 2.794% 10/18/18	$350,000	349,571

	Number of shares
Mutual Fund — 4.3%
T. Rowe Price Government Reserve Investment Fund	22,135,158	22,135,158

	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (g)	$1,068,259	1,068,259

Sovereign Debt Obligations — 0.1%
Egypt Treasury Bills 0.000% 2/05/19 EGP (b)	3,700,000	193,523
0.000% 2/05/19 EGP (b)	1,300,000	67,995
0.000% 2/05/19 EGP (b)	800,000	41,843
0.000% 2/19/19 EGP (b)	1,300,000	67,504
0.000% 2/19/19 EGP (b)	600,000	31,156

		402,021

TOTAL SHORT-TERM INVESTMENTS (Cost $23,963,238)		23,955,009

TOTAL INVESTMENTS — 100.4% (Cost $524,123,757) (h)		514,197,587

Other Assets/(Liabilities) — (0.4)%		(2,111,701)

NET ASSETS — 100.0%		$512,085,886

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
OAT	Obligations Assimilables du Tresor
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, these securities amounted to a value of $51,454,147 or 10.05% of net assets.

(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $88,861,848 or 17.35% of net assets.

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is pledged/held as collateral for open futures contracts, open options contracts and open swap agreements. (Note 2).
(g)

Maturity value of $1,068,356. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $1,094,195.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

(#) Purchased Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
Barclays Bank PLC*	3,500,000	USD	3,500,000	1/04/19	USD Put EUR Call, Strike 1.19	$37,904	$26,484	$(11,420)

Barclays Bank PLC*	2,200,000	USD	2,200,000	10/08/18	USD Put EUR Call, Strike 1.17	9,262	2,559	(6,703)

Citibank N.A.*	1,100,000	USD	1,100,000	12/13/18	USD Put EUR Call, Strike 1.19	9,840	7,655	(2,185)

						$57,006	$36,698	$(20,308)

*	Contracts are subject to a Master Netting Agreement.

(#) Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Citibank N.A.*	2,000,000	EUR 2,000,000	12/19/18	Receive	ITRX Xover, S29, 5 Year Swaption, Underlying swap terminates 6/20/23 Exercise Rate 2.625%	$5,510	$4,673	$(837)

Put
Goldman Sachs International*	3,500,000	USD 3,500,000	10/17/18	Pay	CDX.HY.S30, 5 Year Swaption, Underlying swap terminates 6/20/23, Exercise Rate 1.050%	$17,500	$1,079	$(16,421)

JP Morgan Chase Bank N.A.*	7,000,000	USD 7,000,000	10/17/18	Pay	CDX.IG.S30, 5 Year Swaption, Underlying swap terminates 6/20/23, Exercise Rate 0.675%	10,500	904	(9,596)

						$28,000	$1,983	$(26,017)

						$33,510	$6,656	$(26,854)

*	Contracts are subject to a Master Netting Agreement.

Written Options contracts at September 30, 2018:

Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
100	USD	100,000	11/23/18	U.S. Treasury Note 10 Year Future, Strike 120.00	$21,703	$20,313	$1,390

The accompanying notes are an integral part of the financial statements.

49

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Put
100	USD	100,000	11/23/18	U.S. Treasury Note 10 Year Future, Strike 118.00	$27,953	$31,249	$(3,296)

					$49,656	$51,562	$(1,906)

Written Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Put
Goldman Sachs International*	3,500,000	USD 3,500,000	10/17/18	Pay	CDX.HY.S30, 5 Year Swaption, Underlying swap terminates 6/20/23, Exercise Rate 1.020%	$6,650	$353	$6,297

JP Morgan Chase Bank N.A.*	7,000,000	USD 7,000,000	10/17/18	Pay	CDX.IG.S30, 5 Year Swaption, Underlying swap terminates 6/20/23, Exercise Rate 0.850%	3,850	275	3,575

						$10,500	$628	$9,872

*	Contracts are subject to a Master Netting Agreement.

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
AUD	138,000	Bank of America N.A.*	10/19/18	$99,375	$387
CZK	14,919,000	Bank of America N.A.*	12/18/18	716,462	(41,241)
MXN	1,172,000	Bank of America N.A.*	11/16/18	60,308	1,881
RON	350,000	Bank of America N.A.*	10/12/18	87,687	(393)
SEK	301,000	Bank of America N.A.*	10/19/18	33,169	746
ZAR	922,000	Bank of America N.A.*	11/09/18	59,682	5,191

				1,056,683	(33,429)

GBP	302,232	Barclays Bank PLC*	11/23/18	398,976	(4,143)
IDR	627,602,000	Barclays Bank PLC*	11/02/18	42,555	(592)
INR	8,862,000	Barclays Bank PLC*	11/02/18	124,315	(2,522)
ZAR	3,206,000	Barclays Bank PLC*	11/09/18	221,307	4,269

				787,153	(2,988)

CZK	424,000	BNP Paribas SA*	12/18/18	19,345	(155)
MXN	10,986,038	BNP Paribas SA*	11/16/18	570,478	12,468

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy (Continued)
MYR	2,657,823	BNP Paribas SA*	10/12/18	$641,699	$358

				1,231,522	12,671

AUD	1,175,445	Citibank N.A.*	10/19/18	867,855	(18,112)
CZK	525,000	Citibank N.A.*	12/18/18	23,733	28
EUR	492,651	Citibank N.A.*	11/16/18	576,714	(2,705)
IDR	988,076,000	Citibank N.A.*	11/02/18	65,134	932
INR	4,314,000	Citibank N.A.*	11/02/18	60,218	(930)
JPY	8,248,000	Citibank N.A.*	10/19/18	73,361	(679)
ZAR	2,667,000	Citibank N.A.*	11/09/18	170,475	17,177

				1,837,490	(4,289)

BRL	2,899,552	Deutsche Bank AG*	11/05/18	709,110	7,174
CLP	387,662,000	Deutsche Bank AG*	10/05/18	574,714	14,645
RUB	4,273,503	Deutsche Bank AG*	10/12/18	62,809	2,354

				1,346,633	24,173

AUD	58,000	Goldman Sachs International*	10/19/18	43,083	(1,154)
COP	293,508,615	Goldman Sachs International*	11/02/18	96,996	2,095
CZK	180,000	Goldman Sachs International*	10/12/18	8,199	(85)
RUB	11,733,701	Goldman Sachs International*	10/12/18	172,645	6,272

				320,923	7,128

AUD	292,000	JP Morgan Chase Bank N.A.*	10/19/18	213,123	(2,032)
BRL	259,000	JP Morgan Chase Bank N.A.*	11/05/18	62,707	1,274
COP	3,197,080,000	JP Morgan Chase Bank N.A.*	11/02/18	1,047,581	31,775
CZK	2,665,000	JP Morgan Chase Bank N.A.*	10/12/18	120,151	(20)
CZK	18,470,000	JP Morgan Chase Bank N.A.*	12/18/18	907,206	(71,270)
GBP	23,000	JP Morgan Chase Bank N.A.*	11/23/18	30,002	45
IDR	2,863,158,000	JP Morgan Chase Bank N.A.*	11/02/18	185,847	5,592
MXN	1,765,000	JP Morgan Chase Bank N.A.*	11/16/18	92,311	1,344
MYR	102,000	JP Morgan Chase Bank N.A.*	10/12/18	24,606	34
RON	256,000	JP Morgan Chase Bank N.A.*	10/12/18	63,754	96
RUB	1,766,000	JP Morgan Chase Bank N.A.*	10/12/18	27,965	(1,037)
SEK	1,229,000	JP Morgan Chase Bank N.A.*	10/19/18	135,547	2,930
ZAR	1,031,123	JP Morgan Chase Bank N.A.*	11/09/18	69,767	2,784

				2,980,567	(28,485)

CZK	872,000	Morgan Stanley & Co. LLC*	12/18/18	40,182	(716)
EUR	70,000	Morgan Stanley & Co. LLC*	12/18/18	87,416	(5,618)
RUB	1,263,904	Morgan Stanley & Co. LLC*	10/12/18	18,458	814

				146,056	(5,520)

				$9,707,027	$(30,739)

Contracts to Deliver
AUD	121,365	Bank of America N.A.*	10/19/18	$90,036	$2,300
CAD	73,769	Bank of America N.A.*	10/19/18	56,855	(280)

The accompanying notes are an integral part of the financial statements.

51

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
EUR	4,957,851	Bank of America N.A.*	11/16/18	$5,702,727	$(73,871)
EUR	618,000	Bank of America N.A.*	12/18/18	762,121	39,965
ILS	1,021,000	Bank of America N.A.*	11/21/18	279,084	(2,699)
NOK	3,490,000	Bank of America N.A.*	11/16/18	415,625	(13,957)
RON	346,000	Bank of America N.A.*	10/12/18	86,038	(259)
SGD	63,000	Bank of America N.A.*	11/09/18	45,848	(275)

				7,438,334	(49,076)

CLP	1,066,992,262	Barclays Bank PLC*	12/07/18	1,615,698	(7,836)
EUR	4,255,000	Barclays Bank PLC*	11/16/18	4,887,165	(70,512)
GBP	1,509,061	Barclays Bank PLC*	11/23/18	1,928,847	(42,573)
IDR	675,367,635	Barclays Bank PLC*	11/02/18	46,144	987
ILS	304,890	Barclays Bank PLC*	11/21/18	83,165	(981)
JPY	559,352,000	Barclays Bank PLC*	10/19/18	5,063,420	134,350
KRW	480,733,000	Barclays Bank PLC*	12/07/18	431,240	(2,793)
MXN	17,610,999	Barclays Bank PLC*	11/16/18	915,797	(18,686)
THB	4,830,000	Barclays Bank PLC*	11/02/18	144,424	(5,068)
ZAR	1,436,083	Barclays Bank PLC*	11/09/18	98,717	(2,327)

				15,214,617	(15,439)

AUD	232,518	BNP Paribas SA*	10/19/18	170,003	1,913
CAD	99,285	BNP Paribas SA*	10/19/18	76,236	(662)
CLP	167,217,000	BNP Paribas SA*	10/05/18	259,776	5,557
CLP	663,418,000	BNP Paribas SA*	12/07/18	997,621	(11,834)
EUR	4,350,076	BNP Paribas SA*	11/16/18	4,959,107	(109,347)
EUR	1,059,459	BNP Paribas SA*	12/18/18	1,239,744	1,727
GBP	1,679,826	BNP Paribas SA*	11/23/18	2,153,159	(41,347)
ILS	58,400	BNP Paribas SA*	10/18/18	16,151	76
ILS	1,021,020	BNP Paribas SA*	11/21/18	279,333	(2,455)
INR	17,745,000	BNP Paribas SA*	11/02/18	255,074	11,200
MYR	500,617	BNP Paribas SA*	11/09/18	121,642	773
MYR	2,290,823	BNP Paribas SA*	1/11/19	552,139	(633)
RON	346,000	BNP Paribas SA*	10/12/18	86,368	71
RUB	3,199,650	BNP Paribas SA*	10/12/18	49,862	1,073
SGD	218,577	BNP Paribas SA*	11/09/18	159,598	(425)
THB	4,829,946	BNP Paribas SA*	11/02/18	145,046	(4,444)
ZAR	1,106,960	BNP Paribas SA*	11/09/18	74,855	(3,031)

				11,595,714	(151,788)

AUD	58,170	Citibank N.A.*	10/19/18	42,401	349
AUD	580,000	Citibank N.A.*	1/25/19	417,873	(1,822)
CAD	2,860,316	Citibank N.A.*	10/19/18	2,178,835	(36,520)
CLP	108,967,000	Citibank N.A.*	10/05/18	167,750	2,088
EUR	13,852,113	Citibank N.A.*	11/16/18	15,942,330	(197,340)
EUR	681,974	Citibank N.A.*	12/18/18	806,819	9,907
GBP	1,699,000	Citibank N.A.*	11/23/18	2,175,019	(44,535)
ILS	1,729,704	Citibank N.A.*	10/18/18	479,090	2,978
ILS	3,037,995	Citibank N.A.*	11/21/18	838,669	221

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
JPY	67,342,109	Citibank N.A.*	10/19/18	$612,011	$18,585
KRW	105,590,000	Citibank N.A.*	12/07/18	95,302	(31)
MXN	19,096,190	Citibank N.A.*	11/16/18	1,004,725	(8,565)
RON	692,391	Citibank N.A.*	10/12/18	172,364	(327)
RUB	32,009,000	Citibank N.A.*	10/12/18	474,897	(13,182)
SEK	1,247,147	Citibank N.A.*	10/19/18	136,632	(3,890)
SGD	2,018,938	Citibank N.A.*	11/09/18	1,477,440	(656)
TWD	8,419,000	Citibank N.A.*	11/09/18	276,139	(278)
ZAR	2,801,040	Citibank N.A.*	11/09/18	207,208	10,125

				27,505,504	(262,893)

COP	2,509,314,734	Credit Suisse International*	11/02/18	816,303	(30,859)

BRL	5,124,979	Deutsche Bank AG*	11/05/18	1,330,122	64,086
ILS	2,104,183	Deutsche Bank AG*	10/18/18	582,699	3,508
MYR	2,505,278	Deutsche Bank AG*	10/12/18	619,000	13,794
MYR	511,599	Deutsche Bank AG*	11/09/18	123,575	54

				2,655,396	81,442

AUD	50,008	Goldman Sachs International*	10/19/18	36,788	637
CAD	224,489	Goldman Sachs International*	10/19/18	172,692	(1,178)
CAD	545,000	Goldman Sachs International*	1/25/19	415,668	(7,306)
COP	1,156,293,600	Goldman Sachs International*	11/02/18	374,861	(15,512)
EUR	35,003	Goldman Sachs International*	11/16/18	40,282	(501)
ILS	341,396	Goldman Sachs International*	10/18/18	94,254	282
JPY	1,164,903,063	Goldman Sachs International*	10/19/18	10,550,969	285,719
KRW	480,736,000	Goldman Sachs International*	12/07/18	431,096	(2,940)
RON	498,152	Goldman Sachs International*	10/12/18	124,363	117
SEK	3,770,000	Goldman Sachs International*	11/16/18	416,575	(9,171)
THB	2,913,010	Goldman Sachs International*	11/02/18	89,093	(1,066)
TWD	5,136,000	Goldman Sachs International*	11/09/18	168,200	(428)

				12,914,841	248,653

BRL	3,695,213	JP Morgan Chase Bank N.A.*	11/05/18	984,261	71,423
CAD	136,276	JP Morgan Chase Bank N.A.*	10/19/18	103,906	(1,641)
CHF	405,000	JP Morgan Chase Bank N.A.*	11/23/18	421,655	7,063
CLP	55,739,000	JP Morgan Chase Bank N.A.*	10/05/18	87,213	2,473
CLP	331,709,000	JP Morgan Chase Bank N.A.*	12/07/18	505,685	957
COP	2,618,069,000	JP Morgan Chase Bank N.A.*	11/02/18	904,729	20,851
EUR	105,110	JP Morgan Chase Bank N.A.*	11/16/18	120,469	(1,999)
EUR	694,000	JP Morgan Chase Bank N.A.*	12/18/18	873,519	62,554
GBP	1,387,000	JP Morgan Chase Bank N.A.*	11/23/18	1,775,895	(36,066)
ILS	228,699	JP Morgan Chase Bank N.A.*	11/21/18	64,133	1,015
INR	23,658,600	JP Morgan Chase Bank N.A.*	11/02/18	339,264	14,118
MYR	254,545	JP Morgan Chase Bank N.A.*	10/12/18	62,740	1,249
MYR	3,169,494	JP Morgan Chase Bank N.A.*	11/09/18	776,468	11,225
NZD	635,000	JP Morgan Chase Bank N.A.*	11/16/18	418,431	(2,589)
RON	1,956,796	JP Morgan Chase Bank N.A.*	10/12/18	486,580	(1,470)
RUB	399,836	JP Morgan Chase Bank N.A.*	10/12/18	6,261	164

The accompanying notes are an integral part of the financial statements.

53

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
SGD	102,000	JP Morgan Chase Bank N.A.*	11/09/18	$74,771	$95
THB	4,830,000	JP Morgan Chase Bank N.A.*	11/02/18	144,797	(4,694)
TWD	3,426,000	JP Morgan Chase Bank N.A.*	11/09/18	112,409	(75)
ZAR	1,319,702	JP Morgan Chase Bank N.A.*	11/09/18	85,530	(7,325)

				8,348,716	137,328

BRL	3,907,000	Morgan Stanley & Co. LLC*	11/05/18	1,038,492	73,336
EUR	4,255,000	Morgan Stanley & Co. LLC*	11/16/18	4,896,449	(61,228)
IDR	1,808,424,300	Morgan Stanley & Co. LLC*	11/02/18	122,232	1,316
JPY	80,854,760	Morgan Stanley & Co. LLC*	10/19/18	730,792	18,291
KRW	190,674,000	Morgan Stanley & Co. LLC*	12/07/18	170,412	(1,739)
SEK	5,973,493	Morgan Stanley & Co. LLC*	10/19/18	683,321	10,263

				7,641,698	40,239

CAD	70,169	UBS AG*	10/19/18	53,828	(519)
CLP	55,739,000	UBS AG*	10/05/18	87,447	2,707
CLP	39,987,250	UBS AG*	12/07/18	58,529	(2,315)
EUR	8,510,000	UBS AG*	11/16/18	9,905,652	(9,700)
EUR	614,311	UBS AG*	12/18/18	719,010	1,164
GBP	495,793	UBS AG*	11/23/18	647,060	(638)
JPY	58,718,438	UBS AG*	10/19/18	530,483	13,050
NOK	781,758	UBS AG*	11/16/18	93,963	(2,263)
RON	871,085	UBS AG*	10/12/18	218,143	884

				12,314,115	2,370

				$106,445,238	$(23)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BTP	12/06/18	9	$1,325,747	$(31,687)
Euro-Bund	12/06/18	9	1,663,340	(4,071)
Euro-OAT	12/06/18	9	1,585,888	(7,498)
Canada 10 Year Bond	12/18/18	21	2,186,654	(30,482)
Korea 10 Year Bond	12/18/18	9	1,007,330	(7,736)
Korea 3 Year Bond	12/18/18	24	2,350,205	(5,269)
U.S. Treasury Long Bond	12/19/18	66	9,529,727	(256,727)
U.S. Treasury Ultra Bond	12/19/18	251	39,687,451	(962,857)
U.S. Treasury Note 2 Year	12/31/18	163	34,466,109	(116,406)

				$(1,422,733)

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
Euro-BOBL	12/06/18	13	$(1,981,783)	$9,042
Euro-Buxl 30 Year Bond	12/06/18	1	(203,531)	1,137
U.S. Treasury Note 10 Year	12/19/18	162	(19,460,471)	217,908
U.S. Treasury Ultra 10 Year	12/19/18	141	(17,854,644)	88,644
U.K. Long Gilt	12/27/18	17	(2,712,919)	33,154
U.S. Treasury Note 5 Year	12/31/18	156	(17,531,466)	(14,878)

				$335,007

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection†
OTC Swaps
Barclays Bank PLC*	USD	605,000	12/20/23	Quarterly	1.000%	Republic of Indonesia (Ratings: BBB)**	$4,417	$(13,123)	$(8,706)
Barclays Bank PLC*	USD	460,000	12/20/23	Quarterly	1.000%	Republic of Indonesia (Ratings: BBB)**	(1,156)	(6,282)	(7,438)
Citibank N.A.*	USD	1,195,000	12/20/23	Quarterly	1.000%	Colombia (Ratings: BBB)**	1,213	(5,661)	(4,448)
Citibank N.A.*	USD	1,035,000	12/20/23	Quarterly	1.000%	Colombia (Ratings: BBB)**	2,633	(7,390)	(4,757)
Citibank N.A.*	USD	1,045,000	12/20/23	Quarterly	1.000%	United Mexican State (Ratings: A-)**	2,750	(8,910)	(6,160)
Goldman Sachs International*	USD	945,000	12/20/23	Quarterly	1.000%	United Mexican State (Ratings: A-)**	1,940	(5,394)	(3,454)
Goldman Sachs International*	USD	900,000	12/20/23	Quarterly	1.000%	Brazil (Ratings: BB)**	12,795	(77,931)	(65,136)
Goldman Sachs International*	USD	250,000	12/20/23	Quarterly	1.000%	United Mexican State (Ratings: A-)**	439	(1,353)	(914)
JP Morgan Chase Bank N.A.*	USD	1,070,000	12/20/23	Quarterly	1.000%	South Africa (Ratings: BBB-)**	12,438	(62,901)	(50,463)
JP Morgan Chase Bank N.A.*	USD	145,000	12/20/23	Quarterly	1.000%	Republic of Indonesia (Ratings: BBB)**	892	(2,979)	(2,087)
Morgan Stanley & Co. LLC*	USD	1,005,000	12/20/23	Quarterly	1.000%	Republic of Indonesia (Ratings: BBB)**	(2,302)	(13,948)	(16,250)

							$36,059	$(205,872)	$(169,813)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	PLN	3,700,000	2/20/23	Annually/ Semi-Annually	Fixed 2.620%	6-Month WIBOR	$(8,095)	$-	$(8,095)
	PLN	230,000	3/12/23	Annually/ Semi-Annually	Fixed 2.440%	6-Month WIBOR	(9)	-	(9)
	PLN	700,000	4/06/23	Annually/ Semi-Annually	Fixed 2.350%	6-Month WIBOR	782	-	782
	PLN	500,000	4/20/23	Annually/ Semi-Annually	Fixed 2.305%	6-Month WIBOR	869	-	869
	PLN	1,000,000	5/07/23	Annually/ Semi-Annually	Fixed 2.430%	6-Month WIBOR	381	-	381
	PLN	900,000	5/18/23	Annually/ Semi-Annually	Fixed 2.518%	6-Month WIBOR	(546)	-	(546)

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps (Continued)
Centrally Cleared Swaps (Continued)
	PLN	1,400,000	8/23/23	Annually/ Semi-Annually	Fixed 2.395%	6-Month WIBOR	$1,906	$-	$1,906
	PLN	1,070,000	2/20/28	Annually/ Semi-Annually	Fixed 3.090%	6-Month WIBOR	(3,330)	-	(3,330)
	PLN	100,000	4/06/28	Annually/ Semi-Annually	Fixed 2.850%	6-Month WIBOR	253	-	253
	PLN	200,000	5/07/28	Annually/ Semi-Annually	Fixed 2.920%	6-Month WIBOR	227	-	227
	PLN	300,000	5/18/28	Annually/ Semi-Annually	Fixed 3.030%	6-Month WIBOR	(402)	-	(402)

							(7,964)	-	(7,964)

Collateral for swap agreements held by JP Morgan Chase Bank N.A. amounted to $40,633 in cash, at September 30, 2018. Collateral for swap agreements received from JP Morgan Chase Bank N.A. amounted to $88,288 in cash, at September 30, 2018. Collateral for swap agreements held by Citibank N.A. and JP Morgan Chase Bank N.A. amounted to $312,361 and $39,095 in securities, respectively, at September 30, 2018.

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by T. Rowe Price and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 94.2%

CORPORATE DEBT — 41.3%
Argentina — 0.7%
Banco Macro SA USD 5 year Swap + 5.463% 6.750% VRN 11/04/26 (a)	$200,000	$167,002
IRSA Propiedades Comerciales SA 8.750% 3/23/23 (a)	290,000	287,100
Tarjeta Naranja SA BADLARPP + 3.500% 33.688% FRN 4/11/22 (a)	200,000	67,500

		521,602

Brazil — 1.2%
Banco do Brasil SA 10 year CMT + 6.362% 9.000% VRN 6/29/49 (b)	300,000	294,510
Centrais Eletricas Brasileiras SA 5.750% 10/27/21 (b)	200,000	195,400
Itau Unibanco Holding SA 6.125% VRN 12/31/99 (a) (c) (d)	200,000	185,500
Votorantim Cimentos SA 7.250% 4/05/41 (b)	250,000	247,503

		922,913

British Virgin Islands — 0.8%
State Grid Overseas Investment 2013 Ltd. 4.375% 5/22/43 (b)	200,000	200,241
State Grid Overseas Investment 2016 Ltd. 2.875% 5/18/26 (b)	400,000	367,221

		567,462

Cayman Islands — 0.8%
Emirates NBD Tier 1 Ltd. USD 6 year Swap + 4.513% 5.750% VRN 5/29/49 (b)	200,000	199,618
Golden Eagle Retail Group Ltd. 4.625% 5/21/23 (b)	200,000	180,000
WTT Investment Ltd. 5.500% 11/21/22 (b)	200,000	199,549

		579,167

Hong Kong — 2.3%
CNAC HK Finbridge Co. Ltd. 4.625% 3/14/23 (b)	1,500,000	1,510,185
Yanlord Land HK Co. Ltd. 6.750% 4/23/23 (b)	200,000	199,810

		1,709,995

India — 0.3%
Delhi International Airport Ltd. 6.125% 10/31/26 (a)	200,000	202,000

	Principal Amount	Value
Indonesia — 2.1%
Pelabuhan Indonesia III Persero PT 4.875% 10/01/24 (b)	$200,000	$198,800
Pertamina Persero PT 5.625% 5/20/43 (b)	1,000,000	984,757
Perusahaan Listrik Negara PT 4.125% 5/15/27 (b)	200,000	187,351
5.250% 10/24/42 (b)	200,000	187,460

		1,558,368

Ireland — 0.2%
GTLK Europe DAC 5.125% 5/31/24 (b)	200,000	181,527

Israel — 1.6%
Delek & Avner Tamar Bond Ltd. 4.435% 12/30/20 (b)	300,000	301,031
Israel Chemicals Ltd. 6.375% 5/31/38 (b)	150,000	149,940
Israel Electric Corp. Ltd. 4.250% 8/14/28 (b)	400,000	379,504
4.250% 8/14/28 (b)	400,000	379,504

		1,209,979

Kazakhstan — 0.8%
KazMunayGas National Co. JSC 6.375% 10/24/48 (a)	570,000	597,713

Luxembourg — 0.5%
Minerva Luxembourg SA 6.500% 9/20/26 (a)	200,000	187,250
Rumo Luxembourg Sarl 7.375% 2/09/24 (a)	200,000	204,330

		391,580

Mauritius — 0.5%
HTA Group Ltd. 9.125% 3/08/22 (b)	200,000	205,040
MTN Mauritius Investment Ltd. 6.500% 10/13/26 (b)	200,000	195,479

		400,519

Mexico — 11.6%
Axtel SAB de CV 6.375% 11/14/24 (a)	200,000	197,292
BBVA Bancomer SA 5.125% VRN 1/18/33 (b) (c)	200,000	181,750
Cemex SAB de CV 7.750% 4/16/26 (b)	200,000	218,000
Cometa Energia SA de CV 6.375% 4/24/35 (a)	200,000	196,450
Mexico City Airport Trust 3.875% 4/30/28 (b)	400,000	358,004
5.500% 7/31/47 (a)	350,000	312,378
5.500% 7/31/47 (b)	600,000	535,506

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nemak SAB de CV 4.750% 1/23/25 (a)	$200,000	$195,000
Petroleos Mexicanos 5.350% 2/12/28 (b)	500,000	471,250
5.500% 6/27/44	900,000	761,760
5.625% 1/23/46	250,000	212,225
6.500% 3/13/27	1,900,000	1,940,850
6.500% 6/02/41	1,750,000	1,640,625
6.750% 9/21/47	1,000,000	954,190
6.875% 8/04/26	300,000	316,470
Sixsigma Networks Mexico SA de CV 7.500% 5/02/25 (a)	200,000	197,500

		8,689,250

Netherlands — 4.9%
Marfrig Holdings Europe BV 8.000% 6/08/23 (b)	300,000	301,050
Nostrum Oil & Gas Finance BV 8.000% 7/25/22 (b)	200,000	189,800
Petrobras Global Finance BV 5.999% 1/27/28	205,000	189,112
6.850% 6/05/2115	300,000	256,500
8.750% 5/23/26	2,480,000	2,715,600

		3,652,062

Panama — 0.3%
Aeropuerto Internacional de Tocumen SA 5.625% 5/18/36 (b)	200,000	206,000

Peru — 0.5%
Inretail Pharma SA 5.375% 5/02/23 (a)	200,000	202,000
Peru LNG Srl 5.375% 3/22/30 (a)	200,000	199,300

		401,300

South Africa — 5.1%
Eskom Holdings SOC Ltd. 5.750% 1/26/21 (b)	500,000	486,190
6.350% 8/10/28 (a)	400,000	398,339
7.125% 2/11/25 (b)	2,000,000	1,920,240
8.450% 8/10/28 (a)	800,000	799,600
FirstRand Bank Ltd. 6.250% VRN 4/23/28 (b) (c)	200,000	199,532

		3,803,901

Turkey — 2.3%
Akbank T.A.S. 5.125% 3/31/25 (b)	200,000	171,870
Akbank Turk AS USD 5 year Swap + 5.026% 7.200% VRN 3/16/27 (b)	200,000	164,978
TC Ziraat Bankasi AS 4.750% 4/29/21 (b)	700,000	625,639

	Principal Amount	Value
5.125% 5/03/22 (b)	$500,000	$436,900
5.125% 9/29/23 (b)	200,000	170,300
Turkiye Garanti Bankasi AS USD 5 year Swap + 4.220% 6.125% VRN 5/24/27 (b)	200,000	166,964

		1,736,651

United Arab Emirates — 0.5%
Oztel Holdings SPC Ltd. 6.625% 4/24/28 (b)	200,000	200,340
6.625% 4/24/28 (a)	200,000	200,340

		400,680

United Kingdom — 0.3%
Tullow Oil PLC 6.250% 4/15/22 (b)	200,000	200,040

United States — 0.5%
SASOL Financing USA LLC 6.500% 9/27/28	200,000	202,604
Stillwater Mining Co. 6.125% 6/27/22 (b)	200,000	192,580

		395,184

Venezuela — 3.5%
Petroleos de Venezuela SA 5.375% 4/12/27 (b) (e)	900,000	194,850
6.000% 5/16/24 (b) (e)	2,400,000	524,880
6.000% 11/15/26 (b) (e)	750,000	161,250
8.500% 10/27/20 (b) (e)	375,000	316,875
9.000% 11/17/21 (b) (e)	4,490,000	1,032,700
9.750% 5/17/35 (b) (e)	150,000	35,250
12.750% 2/17/22 (b) (e)	1,500,000	360,750

		2,626,555

TOTAL CORPORATE DEBT (Cost $31,784,555)		30,954,448

SOVEREIGN DEBT OBLIGATIONS — 52.8%
Argentina — 6.3%
Argentine Republic Government International Bond 0.000%VRN 12/15/35 (c)	1,875,000	59,249
5.875% 1/11/28	270,000	213,705
7.125% 12/31/99 (d)	460,000	357,650
7.500% 4/22/26	2,600,000	2,317,900
8.280% 12/31/33	1,577,293	1,390,857
Provincia de Buenos Aires 9.125% 3/16/24 (b)	400,000	368,360

		4,707,721

Bahamas — 1.4%
Bahamas Government International Bond 6.000% 11/21/28 (a)	1,000,000	1,017,500

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brazil — 1.0%
Brazil Notas do Tesouro Nacional Serie F 10.000% 1/01/23 BRL (f)	$450,000	$108,347
Brazilian Government International Bond 5.000% 1/27/45	200,000	164,702
5.625% 1/07/41	500,000	454,750

		727,799

Colombia — 3.4%
Colombia Government International Bond 4.000% 2/26/24	1,000,000	1,000,000
5.625% 2/26/44	800,000	860,000
6.125% 1/18/41	100,000	113,250
Colombian TES 7.500% 8/26/26 COP (f)	1,590,000,000	562,587

		2,535,837

Dominican Republic — 0.7%
Dominican Republic International Bond 6.850% 1/27/45 (b)	400,000	405,000
6.875% 1/29/26 (a)	150,000	160,116

		565,116

Ecuador — 0.3%
Ecuador Government International Bond 10.750% 3/28/22 (a)	200,000	212,500

Egypt — 1.4%
Egypt Government International Bond 7.500% 1/31/27 (b)	500,000	508,782
8.500% 1/31/47 (b)	550,000	551,187

		1,059,969

El Salvador — 1.6%
El Salvador Government International Bond 5.875% 1/30/25 (b)	100,000	93,083
7.650% 6/15/35 (b)	250,000	242,593
8.625% 2/28/29 (a)	800,000	846,000

		1,181,676

Ghana — 2.3%
Ghana Government International Bond 8.125% 1/18/26 (b)	1,200,000	1,246,440
8.627% 6/16/49 (a)	200,000	200,000
10.750% 10/14/30 (b)	200,000	248,740

		1,695,180

	Principal Amount	Value
India — 0.5%
Export Import Bank of India 3.375% 8/05/26 (b)	$400,000	$365,254

Indonesia — 3.6%
Indonesia Government International Bond 4.625% 4/15/43 (b)	950,000	892,097
Perusahaan Penerbit SBSN Indonesia III 4.550% 3/29/26 (b)	1,850,000	1,840,750

		2,732,847

Ivory Coast — 1.3%
Ivory Coast Government International Bond 5.750% STEP 12/31/32 (b)	925,000	874,532
6.625% 3/22/48 EUR (b) (f)	100,000	108,282

		982,814

Jamaica — 1.0%
Jamaica Government International Bond 6.750% 4/28/28	200,000	217,000
8.000% 3/15/39	500,000	574,440

		791,440

Kenya — 0.3%
Kenya Government International Bond 7.250% 2/28/28 (b)	200,000	194,500

Lebanon — 1.8%
Lebanon Government International Bond 6.850% 3/23/27 (b)	1,150,000	902,198
8.250% 4/12/21 (b)	500,000	469,140

		1,371,338

Mexico — 1.9%
Mexican Bonos 10.000% 12/05/24 MXN (f)	9,800,000	580,396
Mexico Government International Bond 4.750% 3/08/44	900,000	859,950

		1,440,346

Mongolia — 1.0%
Mongolia Government International Bond 5.125% 12/05/22 (b)	400,000	382,981
5.625% 5/01/23 (b)	400,000	387,977

		770,958

Nigeria — 0.2%
Nigeria Government International Bond 6.500% 11/28/27 (b)	200,000	192,420

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oman — 1.1%
Oman Government International Bond 4.750% 6/15/26 (b)	$600,000	$569,280
6.750% 1/17/48 (a)	250,000	243,155

		812,435

Pakistan — 0.7%
Pakistan Government International Bond 8.250% 4/15/24 (b)	500,000	521,760

Qatar — 0.5%
SoQ Sukuk A QSC 3.241% 1/18/23 (b)	400,000	395,080

Saudi Arabia — 0.6%
Saudi Government International Bond 3.250% 10/26/26 (b)	450,000	422,775

Senegal — 0.8%
Senegal Government International Bond 4.750% 3/13/28 EUR (b) (f)	400,000	448,444
6.250% 5/23/33 (b)	200,000	186,282

		634,726

Serbia — 1.7%
Serbia International Bond 7.250% 9/28/21 (b)	1,200,000	1,306,380

South Africa — 1.7%
Republic of South Africa Government International Bond 4.850% 9/27/27	600,000	564,433
5.650% 9/27/47	550,000	501,633
6.250% 3/08/41	200,000	198,705

		1,264,771

Sri Lanka — 2.5%
Republic of Sri Lanka International Bond 5.750% 1/18/22 (b)	900,000	883,753
6.125% 6/03/25 (b)	200,000	190,526
6.825% 7/18/26 (a)	400,000	392,658
6.825% 7/18/26 (b)	400,000	392,658

		1,859,595

Turkey — 8.4%
Export Credit Bank of Turkey 4.250% 9/18/22 (b)	200,000	173,760
5.375% 2/08/21 (b)	200,000	187,928
5.375% 10/24/23 (b)	750,000	663,750
Turkey Government International Bond 4.875% 10/09/26	1,100,000	941,983
4.875% 4/16/43	200,000	145,760
5.750% 5/11/47	200,000	155,856
6.000% 3/25/27	1,950,000	1,774,758

	Principal Amount	Value
6.250% 9/26/22	$1,900,000	$1,860,039
6.875% 3/17/36	450,000	409,320

		6,313,154

Ukrainian Ssr — 3.0%
Ukraine Government International Bond 7.750% 9/01/20 (b)	1,500,000	1,511,250
7.750% 9/01/23 (b)	750,000	736,312

		2,247,562

Venezuela — 0.7%
Venezuela Government International Bond 7.750% 10/13/19 (b) (e)	1,000,000	261,700
9.250% 9/15/27 (e)	300,000	81,510
11.750% 10/21/26 (b) (e)	300,000	82,410
12.750% 8/23/22 (b) (e)	255,000	69,284

		494,904

Vietnam — 1.1%
Vietnam Government International Bond 4.800% 11/19/24 (b)	800,000	813,783

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $41,272,843)		39,632,140

U.S. TREASURY OBLIGATIONS — 0.1%
United States — 0.1%
U.S. Treasury Note 0.750% 10/31/18 (g)	50,000	49,939

TOTAL U.S. TREASURY OBLIGATIONS (Cost $49,640)		49,939

TOTAL BONDS & NOTES (Cost $73,107,038)		70,636,527

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $4,171)		2,287

TOTAL LONG-TERM INVESTMENTS (Cost $73,111,209)		70,638,814

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 8.0%
Repurchase Agreement — 8.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (h)	$6,010,849	$6,010,849

TOTAL SHORT-TERM INVESTMENTS (Cost $6,010,849)		6,010,849

TOTAL INVESTMENTS — 102.2% (Cost $79,122,058) (i)		76,649,663

Other Assets/(Liabilities) — (2.2)%		(1,645,582)

NET ASSETS — 100.0%		$75,004,081

Abbreviation Legend

CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $7,868,523 or 10.49% of net assets.

(b)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, these securities amounted to a value of $37,059,349 or 49.41% of net assets.

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(d)	Security is perpetual and has no stated maturity date.
(e)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2018, these securities amounted to a value of $3,121,459 or 4.16% of net assets.

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)

Maturity value of $6,011,399. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $6,132,150.

(i)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Options contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Bank of America N.A.*	250,000	USD 250,000	10/29/18	USD Call BRL Put, Strike 4.48	$2,290	$1,635	$(655)

Barclays Bank PLC*	100,000	USD 100,000	10/29/18	USD Call BRL Put, Strike 4.48	$1,881	$652	$(1,229)

					$4,171	$2,287	$(1,884)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	453,000	Barclays Bank PLC*	10/02/18	$113,140	$(971)

BRL	831,000	BNP Paribas SA*	10/02/18	207,548	(1,781)
BRL	652,752	BNP Paribas SA*	11/05/18	159,095	2,156
ZAR	771,137	BNP Paribas SA*	11/09/18	49,805	4,454

				416,448	4,829

ARS	1,375,000	Citibank N.A.*	10/05/18	44,283	(11,118)
ARS	6,583,000	Citibank N.A.*	11/13/18	204,759	(53,861)
MXN	1,600,000	Citibank N.A.*	11/16/18	83,642	1,258
ZAR	2,289,863	Citibank N.A.*	11/09/18	146,853	14,263

				479,537	(49,458)

BRL	2,822,000	Deutsche Bank AG*	10/02/18	702,188	(3,422)
BRL	248	Deutsche Bank AG*	11/05/18	61	-
MXN	2,609,000	Deutsche Bank AG*	11/16/18	139,087	(647)

				841,336	(4,069)

CAD	900,000	Goldman Sachs International*	10/19/18	692,538	4,525
COP	332,690,000	Goldman Sachs International*	11/02/18	108,221	4,097

				800,759	8,622

BRL	36,000	JP Morgan Chase Bank N.A.*	11/05/18	9,589	(696)

BRL	769,000	Morgan Stanley & Co. LLC*	10/02/18	192,063	(1,648)

BRL	769,000	UBS AG*	10/02/18	192,063	(1,648)

				$3,044,935	$(45,039)

Contracts to Deliver
EUR	109,225	Bank of America N.A.*	11/16/18	$127,959	$696
MXN	5,703,244	Bank of America N.A.*	11/16/18	302,777	149

				430,736	845

BRL	453,000	Barclays Bank PLC*	10/02/18	113,182	1,013
CAD	181,000	Barclays Bank PLC*	10/19/18	139,300	(887)
EUR	11,000	Barclays Bank PLC*	11/16/18	12,634	(183)
TWD	5,324,000	Barclays Bank PLC*	12/07/18	174,901	(244)
ZAR	614,000	Barclays Bank PLC*	11/09/18	39,616	(3,585)

				479,633	(3,886)

ARS	3,945,000	BNP Paribas SA*	11/13/18	91,425	997
BRL	831,000	BNP Paribas SA*	10/02/18	217,340	11,573
EUR	106,798	BNP Paribas SA*	11/16/18	124,204	(231)

				432,969	12,339

ARS	1,375,000	Citibank N.A.*	10/05/18	43,289	10,124
CAD	719,000	Citibank N.A.*	10/19/18	547,696	(9,180)
EUR	33,000	Citibank N.A.*	11/16/18	37,933	(518)
MXN	2,599,000	Citibank N.A.*	11/16/18	138,392	483

				767,310	909

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
ARS	4,045,000	Deutsche Bank AG*	11/13/18	$133,606	$40,885
BRL	2,822,000	Deutsche Bank AG*	10/02/18	704,813	6,047
BRL	531,719	Deutsche Bank AG*	11/05/18	131,677	325

				970,096	47,257

BRL	519,000	Goldman Sachs International*	11/05/18	138,432	10,223

COP	474,089,000	JP Morgan Chase Bank N.A.*	11/02/18	163,831	3,776
EUR	197,537	JP Morgan Chase Bank N.A.*	11/16/18	230,909	751
ZAR	2,447,000	JP Morgan Chase Bank N.A.*	11/09/18	157,197	(14,976)

				551,937	(10,449)

BRL	769,000	Morgan Stanley & Co. LLC*	10/02/18	201,046	10,632
BRL	85,000	Morgan Stanley & Co. LLC*	11/05/18	22,598	1,601
EUR	11,000	Morgan Stanley & Co. LLC*	11/16/18	12,658	(159)

				236,302	12,074

BRL	769,000	UBS AG*	10/02/18	201,356	10,941
EUR	22,000	UBS AG*	11/16/18	25,609	(25)

				226,965	10,916

				$4,234,380	$80,228

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/18	4	$640,179	$(23,054)

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
OTC Swaps
Barclays Bank PLC*	USD	150,000	12/20/28	Quarterly	(1.000%)	Republic of Russia	$(2,459)	$14,176	$11,717
Citibank N.A.*	USD	250,000	12/20/23	Quarterly	(1.000%)	Republic of Korea	(645)	(6,888)	(7,533)

							(3,104)	7,288	4,184

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection†
OTC Swaps
Citibank N.A.*	USD	500,000	12/20/23	Quarterly	1.000%	Republic of Brazil (Ratings:BB)**	$(247)	$(35,939)	$(36,186)
Citibank N.A.*	USD	250,000	12/20/23	Quarterly	5.000%	Republic of Argentina (Ratings:B+)**	(5,449)	(2,571)	(8,020)
Citibank N.A.*	USD	308,000	12/20/23	Quarterly	5.000%	Republic of Argentina (Ratings:B+)**	6,221	(16,103)	(9,882)
Goldman Sachs International*	USD	465,000	12/20/23	Quarterly	1.000%	Republic of Brazil (Ratings:BB)**	6,611	(40,265)	(33,654)

							7,136	(94,878)	(87,742)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	HUF	31,650,021	5/22/23	Annually/ Semi-Annually	Fixed 1.415%	6-month BUBOR	$3,271	$-	$3,271
	HUF	40,049,937	5/23/23	Annually/ Semi-Annually	Fixed 1.450%	6-month BUBOR	3,922	-	3,922
	HUF	63,300,042	5/24/23	Annually/ Semi-Annually	Fixed 1.515%	6-month BUBOR	5,555	-	5,555

							12,748	-	12,748

Collateral for swap agreements held by JP Morgan Chase Bank N.A. amounted to $9,375 in cash at September, 30 2018.

*	Contracts are subject to a Master Netting Agreement.
**

Rating is determined by T. Rowe Price and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

ARS	Argentinean Peso
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
MXN	Mexican Peso
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 98.8%
Basic Materials — 1.5%
Chemicals — 0.8%
CF Industries Holdings, Inc.	8,001	$435,576
DowDuPont, Inc.	114,742	7,379,058

		7,814,634

Forest Products & Paper — 0.7%
International Paper Co.	131,316	6,454,181

		14,268,815

Communications — 18.8%
Internet — 14.9%
Alibaba Group Holding Ltd. Sponsored ADR (a)	57,695	9,505,829
Alphabet, Inc. Class A (a)	10,541	12,723,830
Alphabet, Inc. Class C (a)	11,815	14,100,848
Amazon.com, Inc. (a)	23,268	46,605,804
Booking Holdings, Inc. (a)	7,690	15,256,960
Facebook, Inc. Class A (a)	94,088	15,473,712
IAC/InterActiveCorp (a)	5,812	1,259,577
Netflix, Inc. (a)	18,743	7,012,319
Symantec Corp.	249,746	5,314,595
Tencent Holdings Ltd.	242,700	10,028,901

		137,282,375

Media — 1.6%
Charter Communications, Inc. Class A (a)	3,132	1,020,656
Comcast Corp. Class A	117,404	4,157,276
Twenty-First Century Fox, Inc. Class B	77,689	3,559,710
The Walt Disney Co.	51,563	6,029,777

		14,767,419

Telecommunications — 2.3%
AT&T, Inc.	180,267	6,053,366
Cisco Systems, Inc.	134,511	6,543,960
Verizon Communications, Inc.	161,232	8,608,176

		21,205,502

		173,255,296

Consumer, Cyclical — 7.5%
Airlines — 0.7%
American Airlines Group, Inc.	49,772	2,057,077
Delta Air Lines, Inc.	16,426	949,915
Southwest Airlines Co.	62,860	3,925,607

		6,932,599

Apparel — 0.5%
NIKE, Inc. Class B	57,646	4,883,769

	Number of Shares	Value
Auto Manufacturers — 1.5%
Ferrari NV	21,813	$2,986,418
PACCAR, Inc.	19,829	1,352,139
Tesla, Inc. (a)	34,454	9,122,386

		13,460,943

Auto Parts & Equipment — 0.8%
Aptiv PLC	47,029	3,945,733
Magna International, Inc.	61,259	3,217,935

		7,163,668

Home Builders — 0.2%
NVR, Inc. (a)	651	1,608,491

Leisure Time — 0.2%
Carnival Corp.	11,744	748,915
Norwegian Cruise Line Holdings Ltd. (a)	13,345	766,403

		1,515,318

Lodging — 1.5%
Hilton Worldwide Holdings, Inc.	12,109	978,165
Las Vegas Sands Corp.	90,127	5,347,235
MGM Resorts International	148,431	4,142,709
Wynn Resorts Ltd.	30,372	3,859,067

		14,327,176

Retail — 2.1%
Dollar General Corp.	15,306	1,672,946
Dollar Tree, Inc. (a)	86,147	7,025,288
Dollarama, Inc.	73,788	2,324,495
McDonald’s Corp.	32,234	5,392,426
Ross Stores, Inc.	30,251	2,997,874

		19,413,029

		69,304,993

Consumer, Non-cyclical — 23.1%
Agriculture — 1.5%
Bunge Ltd.	28,785	1,977,817
Philip Morris International, Inc.	147,589	12,034,407

		14,012,224

Beverages — 0.1%
PepsiCo, Inc.	7,916	885,009

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (a)	39,653	5,512,164
Celgene Corp. (a)	42,957	3,844,222
Gilead Sciences, Inc.	5,953	459,631
Vertex Pharmaceuticals, Inc. (a)	34,585	6,665,913

		16,481,930

Commercial Services — 2.4%
Equifax, Inc.	27,779	3,627,104
Nielsen Holdings PLC	116,634	3,226,096
PayPal Holdings, Inc. (a)	54,447	4,782,625

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TransUnion	54,596	$4,017,174
Worldpay, Inc. Class A (a)	68,674	6,954,616

		22,607,615

Foods — 2.2%
Conagra Brands, Inc.	68,486	2,326,469
The Kraft Heinz Co.	25,133	1,385,080
Tyson Foods, Inc. Class A	277,131	16,497,608

		20,209,157

Health Care – Products — 6.5%
Becton, Dickinson & Co.	59,981	15,655,041
Boston Scientific Corp. (a)	59,634	2,295,909
The Cooper Cos., Inc.	5,933	1,644,331
Danaher Corp.	36,933	4,013,140
Hologic, Inc. (a)	46,937	1,923,478
Intuitive Surgical, Inc. (a)	13,920	7,990,080
Medtronic PLC	81,254	7,992,956
Stryker Corp.	73,465	13,053,261
Thermo Fisher Scientific, Inc.	16,705	4,077,356
Zimmer Biomet Holdings, Inc.	10,747	1,412,908

		60,058,460

Health Care – Services — 4.2%
Anthem, Inc.	31,341	8,589,001
Centene Corp. (a)	28,049	4,060,934
Cigna Corp.	42,117	8,770,865
HCA Healthcare, Inc.	2,039	283,666
UnitedHealth Group, Inc.	55,897	14,870,838
WellCare Health Plans, Inc. (a)	5,868	1,880,635

		38,455,939

Household Products & Wares — 0.6%
Kimberly-Clark Corp.	47,920	5,445,629

Pharmaceuticals — 3.8%
CVS Health Corp.	68,826	5,417,983
Express Scripts Holding Co. (a)	25,040	2,379,051
Johnson & Johnson	14,449	1,996,418
Merck & Co., Inc.	130,402	9,250,718
Pfizer, Inc.	364,575	16,066,820

		35,110,990

		213,266,953

Energy — 5.0%
Oil & Gas — 4.4%
Andeavor	17,271	2,651,099
BP PLC Sponsored ADR	95,574	4,405,961
Cabot Oil & Gas Corp.	60,985	1,373,382
Concho Resources, Inc. (a)	19,704	3,009,786
Diamondback Energy, Inc.	2,830	382,588
Encana Corp.	59,639	781,867
EOG Resources, Inc.	19,040	2,428,933
Exxon Mobil Corp.	60,851	5,173,552
Occidental Petroleum Corp.	11,637	956,212
Phillips 66	33,828	3,813,092

	Number of Shares	Value
Total SA Sponsored ADR	203,917	$13,130,216
Valero Energy Corp.	20,239	2,302,186

		40,408,874

Pipelines — 0.6%
TransCanada Corp.	142,824	5,778,659

		46,187,533

Financial — 17.3%
Banks — 6.9%
Citigroup, Inc.	74,434	5,339,895
First Republic Bank	28,521	2,738,016
JP Morgan Chase & Co.	181,476	20,477,752
Morgan Stanley	120,906	5,630,592
The PNC Financial Services Group, Inc.	45,971	6,260,791
State Street Corp.	52,713	4,416,295
US Bancorp	100,987	5,333,124
Wells Fargo & Co.	257,320	13,524,739

		63,721,204

Diversified Financial Services — 6.3%
Ameriprise Financial, Inc.	7,473	1,103,463
The Charles Schwab Corp.	214,862	10,560,467
Franklin Resources, Inc.	34,647	1,053,615
Intercontinental Exchange, Inc.	106,249	7,956,988
Mastercard, Inc. Class A	60,101	13,379,084
Synchrony Financial	70,522	2,191,824
TD Ameritrade Holding Corp.	106,783	5,641,346
Visa, Inc. Class A	106,590	15,998,093

		57,884,880

Insurance — 3.1%
American International Group, Inc.	94,411	5,026,442
AXA Equitable Holdings, Inc.	44,914	963,405
Chubb Ltd.	81,926	10,948,591
Marsh & McLennan Cos., Inc.	52,760	4,364,307
MetLife, Inc.	97,499	4,555,153
Prudential Financial, Inc.	6,644	673,170
Willis Towers Watson PLC	13,624	1,920,166

		28,451,234

Real Estate Investment Trusts (REITS) — 1.0%
Crown Castle International Corp.	74,366	8,279,167
Prologis, Inc.	18,426	1,249,098

		9,528,265

		159,585,583

Industrial — 8.3%
Aerospace & Defense — 3.6%
The Boeing Co.	57,159	21,257,432
Harris Corp.	4,553	770,414
Northrop Grumman Corp.	35,403	11,235,850

		33,263,696

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 0.3%
Johnson Controls International PLC	72,633	$2,542,155

Electronics — 2.8%
Agilent Technologies, Inc.	39,015	2,752,118
Corning, Inc.	129,516	4,571,915
Fortive Corp.	50,479	4,250,332
Honeywell International, Inc.	46,468	7,732,275
Keysight Technologies, Inc. (a)	66,708	4,421,406
TE Connectivity Ltd.	23,855	2,097,570

		25,825,616

Environmental Controls — 0.0%
Republic Services, Inc.	1,606	116,692

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	11,286	1,652,722

Machinery – Diversified — 0.9%
Roper Technologies, Inc.	20,682	6,126,215
Wabtec Corp.	20,111	2,109,242

		8,235,457

Miscellaneous – Manufacturing — 0.1%
Illinois Tool Works, Inc.	3,485	491,803

Transportation — 0.4%
FedEx Corp.	10,394	2,502,771
Kansas City Southern	14,692	1,664,310

		4,167,081

		76,295,222

Technology — 12.8%
Computers — 0.5%
Apple, Inc.	19,971	4,508,254

Semiconductors — 2.6%
ASML Holding NV	15,397	2,894,944
Broadcom, Inc.	2,797	690,104
Lam Research Corp.	10,436	1,583,141
Maxim Integrated Products, Inc.	28,125	1,585,969
Micron Technology, Inc. (a)	28,282	1,279,195
NVIDIA Corp.	22,800	6,407,256
NXP Semiconductor NV	29,823	2,549,866
QUALCOMM, Inc.	52,603	3,788,994
Texas Instruments, Inc.	32,439	3,480,380

		24,259,849

Software — 9.7%
Activision Blizzard, Inc.	40,157	3,340,661
Electronic Arts, Inc. (a)	30,541	3,679,885
Fidelity National Information Services, Inc.	31,902	3,479,551
Fiserv, Inc. (a)	43,931	3,619,036
Intuit, Inc.	29,070	6,610,518
Microsoft Corp.	369,672	42,279,387
Red Hat, Inc. (a)	39,686	5,408,408
salesforce.com, Inc. (a)	44,030	7,002,091

	Number of Shares	Value
ServiceNow, Inc. (a)	14,014	$2,741,559
Synopsys, Inc. (a)	34,575	3,409,441
VMware, Inc. Class A (a)	25,275	3,944,416
Workday, Inc. Class A (a)	25,669	3,747,160

		89,262,113

		118,030,216

Utilities — 4.5%
Electric — 4.1%
DTE Energy Co.	12,703	1,386,278
Duke Energy Corp.	34,799	2,784,616
Entergy Corp.	48,834	3,961,902
Evergy, Inc.	62,027	3,406,523
NextEra Energy, Inc.	59,331	9,943,876
PG&E Corp.	37,870	1,742,399
Sempra Energy	88,069	10,017,849
The Southern Co.	111,980	4,882,328

		38,125,771

Gas — 0.2%
NiSource, Inc.	71,722	1,787,312
NiSource, Inc. (b)	21,352	532,092

		2,319,404

Water — 0.2%
American Water Works Co., Inc.	18,041	1,587,067

		42,032,242

TOTAL COMMON STOCK (Cost $873,720,131)		912,226,853

PREFERRED STOCK — 0.6%
Consumer, Non-cyclical — 0.2%
Commercial Services — 0.1%
Ant International Co., Ltd. Class C (b) (c)	208,893	1,171,890

Health Care – Products — 0.1%
Becton Dickinson and Co. Convertible 6.125%	14,159	925,432

		2,097,322

Industrial — 0.1%
Electronics — 0.1%
Fortive Corp. Convertible 5.000%	563	607,370

Utilities — 0.3%
Electric — 0.3%
NextEra Energy, Inc. Convertible 6.123%	27,167	1,547,160
Sempra Energy Convertible 6.000%	7,805	787,056

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sempra Energy Convertible 6.750%	3,870	$392,008

		2,726,224

TOTAL PREFERRED STOCK (Cost $5,280,783)		5,430,916

TOTAL EQUITIES (Cost $879,000,914)		917,657,769

	Principal Amount
BONDS & NOTES — 0.1%

CORPORATE DEBT — 0.1%
Lodging — 0.1%
Caesars Entertainment Corp., Convertible, 5.000% 10/01/24	$381,869	621,907

TOTAL CORPORATE DEBT (Cost $770,795)		621,907

TOTAL BONDS & NOTES (Cost $770,795)		621,907

TOTAL LONG-TERM INVESTMENTS (Cost $879,771,709)		918,279,676

	Number of Shares

SHORT-TERM INVESTMENTS — 1.0%
Mutual Fund — 0.8%
T. Rowe Price Government Reserve Investment Fund	7,020,991	7,020,991

	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (d)	$1,993,569	1,993,569

TOTAL SHORT-TERM INVESTMENTS (Cost $9,014,560)		9,014,560

TOTAL INVESTMENTS — 100.5% (Cost $888,786,269) (e)		927,294,236

Other Assets/(Liabilities) — (0.5)%		(4,243,919)

NET ASSETS — 100.0%		$923,050,317

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $1,703,982 or 0.18% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)

Maturity value of $1,993,752. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $2,034,738.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 99.4%

CORPORATE DEBT — 14.0%
Advertising — 0.0%
The Interpublic Group of Cos., Inc. 3.500% 10/01/20	$40,000	$40,004

Agriculture — 0.4%
BAT Capital Corp. 2.297% 8/14/20 (a)	250,000	244,992
Imperial Brands Finance PLC 2.950% 7/21/20 (a)	200,000	198,046

		443,038

Airlines — 0.2%
Delta Air Lines, Inc. 2.875% 3/13/20	250,000	247,977

Auto Manufacturers — 1.3%
Daimler Finance NA LLC 2.200% 5/05/20 (a)	235,000	230,789
Ford Motor Credit Co. LLC 2.021% 5/03/19	250,000	248,489
3.470% 4/05/21	245,000	242,009
General Motors Financial Co., Inc. 3.100% 1/15/19	250,000	250,195
Hyundai Capital America 2.000% 7/01/19 (a)	85,000	84,433
2.550% 2/06/19 (a)	65,000	64,904
2.600% 3/19/20 (a)	235,000	231,587
Nissan Motor Acceptance Corp. 3.650% 9/21/21 (a)	130,000	130,329

		1,482,735

Banks — 1.9%
Bank of America Corp. 2.987% FRN 10/01/21 (b)	150,000	150,903
Capital One NA 2.350% 1/31/20	250,000	247,221
Citibank NA 2.125% 10/20/20	250,000	244,135
Citizens Bank NA/Providence RI 2.200% 5/26/20	350,000	343,231
Discover Bank 7.000% 4/15/20	250,000	262,048
The Goldman Sachs Group, Inc. 2.300% 12/13/19	350,000	346,929
Morgan Stanley 5.500% 7/24/20	325,000	337,197
Regions Bank/Birmingham AL 2.717% FRN 4/01/21 (b)	250,000	250,042

		2,181,706

	Principal Amount	Value
Beverages — 0.2%
Keurig Dr Pepper, Inc. 3.551% 5/25/21 (a)	$245,000	$244,556

Biotechnology — 0.3%
Celgene Corp. 2.875% 8/15/20	325,000	322,866

Building Materials — 0.2%
Vulcan Materials Co. 2.971% FRN 3/01/21 (b)	240,000	240,885

Chemicals — 1.0%
CNAC HK Finbridge Co. Ltd. 4.125% 3/14/21 (c)	200,000	199,081
CNAC HK Synbridge Co. Ltd. 5.000% 5/05/20	200,000	201,288
INVISTA Finance LLC 4.250% 10/15/19 (a)	200,000	199,750
LyondellBasell Industries NV 5.000% 4/15/19	315,000	316,578
Syngenta Finance NV 3.698% 4/24/20 (a)	245,000	244,444

		1,161,141

Commercial Services — 0.2%
Equifax, Inc. 3.600% 8/15/21	25,000	24,841
ERAC USA Finance LLC 2.350% 10/15/19 (a)	250,000	248,443

		273,284

Computers — 0.2%
Dell International LLC/EMC Corp. 3.480% 6/01/19 (a)	135,000	135,341
Hewlett Packard Enterprise Co. 2.100% 10/04/19 (a)	100,000	99,026

		234,367

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.750% 5/15/19	320,000	321,261
Capital One Bank USA NA 8.800% 7/15/19	250,000	261,361
International Lease Finance Corp. 6.250% 5/15/19	325,000	331,321

		913,943

Electric — 0.2%
Exelon Generation Co. LLC 2.950% 1/15/20	225,000	224,376
Mississippi Power Co. 3.048% FRN 3/27/20 (b)	70,000	70,008

		294,384

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.3%
Keysight Technologies, Inc. 3.300% 10/30/19	$315,000	$314,856

Foods — 0.6%
General Mills, Inc. 2.879% FRN 4/16/21 (b)	285,000	286,327
Kraft Heinz Foods Co. 2.911% FRN 2/10/21 (b)	200,000	200,203
The Kroger Co. 1.500% 9/30/19	225,000	221,828

		708,358

Health Care – Products — 0.3%
Becton Dickinson & Co. 2.404% 6/05/20	200,000	196,964
3.261% FRN 12/29/20 (b)	165,000	165,245

		362,209

Health Care – Services — 0.2%
Anthem, Inc. 2.500% 11/21/20	150,000	147,626
Universal Health Services, Inc. 3.750% 8/01/19 (a)	120,000	120,600

		268,226

Insurance — 0.4%
AIA Group Ltd. 2.858% FRN 9/20/21 (a) (b)	300,000	300,297
CNA Financial Corp. 5.875% 8/15/20	210,000	219,218

		519,515

Internet — 0.8%
Alibaba Group Holding Ltd. 2.500% 11/28/19	350,000	348,179
Baidu, Inc. 2.750% 6/09/19	400,000	398,365
Tencent Holdings Ltd. 2.875% 2/11/20 (a)	250,000	248,240

		994,784

Machinery – Diversified — 0.3%
CNH Industrial Capital LLC 4.375% 11/06/20	345,000	349,451

Media — 0.8%
RELX Capital, Inc. 3.500% 3/16/23	85,000	83,914
Time Warner Cable, Inc. 8.250% 4/01/19	375,000	384,585
8.750% 2/14/19	133,000	135,748
Viacom, Inc. 2.750% 12/15/19	330,000	328,126

		932,373

	Principal Amount	Value
Oil & Gas — 0.7%
CNOOC Finance Ltd. 4.250% 1/26/21 (c)	$200,000	$202,387
Encana Corp. 6.500% 5/15/19	200,000	204,331
Phillips 66 2.911% FRN 2/26/21 (b)	105,000	105,130
Reliance Holding USA, Inc. 4.500% 10/19/20 (c)	250,000	253,032

		764,880

Pharmaceuticals — 0.7%
CVS Health Corp. 2.957% FRN 3/09/20 (b)	95,000	95,489
3.047% FRN 3/09/21 (b)	105,000	105,824
3.125% 3/09/20	125,000	125,018
3.350% 3/09/21	205,000	204,579
Medco Health Solutions, Inc. 4.125% 9/15/20	250,000	253,089

		783,999

Pipelines — 0.5%
Plains All American Pipeline LP/PAA Finance Corp. 2.600% 12/15/19	225,000	223,251
Sabine Pass Liquefaction LLC 5.625% STEP 2/01/21	200,000	208,030
Williams Cos., Inc. 5.250% 3/15/20	110,000	112,890

		544,171

Real Estate — 0.2%
China Overseas Finance Cayman VI Ltd. 4.250% 5/08/19 (c)	200,000	200,662

Real Estate Investment Trusts (REITS) — 0.5%
SBA Tower Trust 3.448% 3/15/48 (a)	130,000	128,113
Vereit Operating Partnership LP 3.000% 2/06/19	235,000	234,974
WEA Finance LLC/Westfield UK & Europe Finance PLC 2.700% 9/17/19 (a)	200,000	199,494

		562,581

Retail — 0.3%
Dollar Tree, Inc. 3.036% FRN 4/17/20 (b)	190,000	190,289
QVC, Inc. 3.125% 4/01/19	125,000	125,003

		315,292

Semiconductors — 0.1%
Microchip Technology, Inc. 3.922% 6/01/21 (a)	120,000	119,297

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.2%
Axiata SPV2 Bhd 3.466% 11/19/20 (c)	$200,000	$198,983

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500% 6/15/19 (a)	225,000	224,220
3.200% 7/15/20 (a)	50,000	49,739

		273,959

TOTAL CORPORATE DEBT (Cost $16,455,381)		16,294,482

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.8%
Automobile ABS — 2.6%
Ally Auto Receivables Trust, Series 2016-3, Class C 2.320% 10/15/21	215,000	212,939
Americredit Automobile Receivables Trust, Series 2016-4, Class C 2.410% 7/08/22	99,000	97,361
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A 2.630% 12/20/21 (a)	375,000	369,280
Capital Auto Receivables Asset Trust, Series 2016-2, Class C 2.420% 6/21/21	227,000	224,932
CarMax Auto Owner Trust, Series 2017-2, Class B 2.410% 12/15/22	380,000	370,409
GM Financial Automobile Leasing Trust, Series 2017-3, Class C 2.730% 9/20/21	375,000	370,293
Hyundai Auto Lease Securitization Trust Series 2016-C, Class B, 1.860% 5/17/21 (a)	353,000	350,954
Series 2017-A, Class B, 2.390% 5/17/21 (a)	220,000	218,484
Series 2018-A, Class A3, 2.810% 4/15/21 (a)	215,000	214,200
Santander Drive Auto Receivables Trust Series 2017-1, Class C, 2.580% 5/16/22	84,000	83,444
Series 2018-4, Class B, 3.270% 1/17/23	50,000	49,827
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class B 2.480% 8/15/22	480,000	475,245

		3,037,368

	Principal Amount	Value
Commercial MBS — 0.5%
Commercial Mortgage Pass-Through Certificates Series 2014-UBS4, Class AM, 3.968% 8/10/47	$250,000	$249,026
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	101,081
RETL, Series 2018-RVP, Class A, 3.258% FRN 3/15/33 (a) (b)	196,656	197,396

		547,503

Other ABS — 1.7%
Great America Leasing Receivables Trust, Series 2015-1, Class B 2.390% 6/21/21 (a)	400,000	399,788
Hardee’s Funding LLC, Series 2018-1A, Class AI 4.250% 6/20/48 (a)	95,000	94,382
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.070% VRN 11/25/26 (a) (b)	100,412	98,348
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A2R, 3.339% FRN 7/15/27 (a) (b)	250,000	249,515
Towd Point Mortgage Trust Series 2017-6, Class A1, 2.750% VRN 10/25/57 (a) (b)	257,781	251,240
Series 2018-2, Class A1, 3.250% VRN 3/25/58 (a) (b)	272,295	268,545
Series 2018-5, Class A1A, 3.250% VRN 8/25/58 (a) (b)	220,000	217,101
Series 2015-6, Class A1, 3.500% VRN 4/25/55 (a) (b)	206,511	205,226
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (a) (b)	119,586	119,398
Verizon Owner Trust, Series 2016-2A, Class B 2.150% 5/20/21 (a)	155,000	152,761

		2,056,304

Student Loans ABS — 0.4%
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (a)	340,322	327,976
Series 2017-A, Class A2A, 2.880% 9/15/34 (a)	180,000	175,531

		503,507

WL Collateral CMO — 2.6%
COLT Mortgage Loan Trust Series 2018-3, Class A2, 3.763% VRN 10/26/48 (a) (b)	230,000	229,520
Series 2018-3, Class A3, 3.865% VRN 10/26/48 (a) (b)	220,000	219,542

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1, 3.766% VRN 6/25/48 (a) (b)	$280,354	$277,670
Metlife Securitization Trust, Series 2018-1A, Class A, 3.750% VRN 3/25/57 (a) (b)	247,088	245,890
Sequoia Mortgage Trust Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (a) (b)	396,338	384,889
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (a) (b)	269,167	264,274
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (b)	127,629	127,439
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (a) (b)	187,335	187,304
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (b)	160,000	160,304
Verus Securitization Trust Series 2017-2A, Class A3, 2.845% VRN 7/25/47 (a) (b)	368,627	360,420
Series 2018-2, Class A1, 3.677% VRN 6/01/58 (a) (b)	259,754	258,751
Series 2017-1A, Class A3, 3.716% VRN 1/25/47 (a) (b)	286,111	284,140

		3,000,143

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,205,721)		9,144,825

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 2.7%
Whole Loans — 2.7%
Federal Home Loan Mortgage Corp. Series 2018-DNA2, Class M1, 3.016% FRN 12/25/30 (a) (b)	325,000	325,426
Series 2018-SPI2, Class M1, 3.820% VRN 5/25/48 (a) (b)	65,674	65,614
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, 2.666% FRN 7/25/30 (b)	446,016	444,736
Series 2018-DNA3, Class M1, 2.884% FRN 9/25/48 (a) (b)	225,000	224,962
Series 2018-HQA1, Class M1, 2.916% FRN 9/25/30 (b)	363,537	363,462
Series 2017-DNA3, Class M1, 2.966% FRN 3/25/30 (b)	443,893	444,571
Series 2017-HQA2, Class M1, 1 mo. USD LIBOR + .800% 3.016% FRN 12/25/29	393,387	394,040

	Principal Amount	Value
Series 2018-SPI1, Class M1, 3.745% VRN 2/25/48 (a) (b)	$163,075	$162,297
Series 2018-SPI3, Class M1, 4.168% VRN 8/25/48 (a) (b)	85,000	85,253
Federal National Mortgage Association Connecticut Avenue Securities Series 2018-C02, Class 2M1, 2.866% FRN 8/25/30 (b)	162,214	162,196
Series 2018-C03, Class 1M1, 2.896% FRN 10/25/30 (b)	67,574	67,567
Series 2017-C02, Class 2M1, 1 mo. USD LIBOR + 1.150% 3.366% FRN 9/25/29	358,558	360,463

		3,100,587

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $3,104,183)		3,100,587

U.S. TREASURY OBLIGATIONS — 74.9%
U.S. Treasury Bonds & Notes — 74.9%
U.S. Treasury Inflation Index 0.125% 4/15/21 (d)	8,259,559	8,088,883
0.125% 1/15/22	19,365,317	18,885,820
0.125% 4/15/22	18,931,221	18,392,372
0.125% 7/15/22	10,858,778	10,595,581
0.125% 1/15/23	987,615	956,077
0.250% 1/15/25	2,023,652	1,941,622
0.625% 4/15/23	13,595,039	13,418,551
0.625% 1/15/24	13,248,944	13,070,821
1.125% 1/15/21	1,958,417	1,970,108

		87,319,835

TOTAL U.S. TREASURY OBLIGATIONS (Cost $88,093,414)		87,319,835

TOTAL BONDS & NOTES (Cost $116,858,699)		115,859,729

TOTAL LONG-TERM INVESTMENTS (Cost $116,858,699)		115,859,729

TOTAL INVESTMENTS — 99.4% (Cost $116,858,699) (e)		115,859,729

Other Assets/(Liabilities) — 0.6%		651,896

NET ASSETS — 100.0%		$116,511,625

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $11,520,460 or 9.89% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(c)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2018, these securities amounted to a value of $1,054,145 or 0.90% of net assets.

(d)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

Written Options contracts at September 30, 2018:

	Units	Notional Amount	Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
	29	USD 29,000	11/23/18	U.S. Treasury Note 10 Year Future, Strike 120.00	$6,294	$5,891	$403

Put
	29	USD 29,000	11/23/18	U.S. Treasury Note 10 Year Future, Strike 118.00	$8,106	$9,062	$(956)

					$14,400	$14,953	$(553)

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/18	23	$3,544,999	$3,470
U.S. Treasury Note 2 Year	12/31/18	95	20,084,870	(65,104)

				$(61,634)

Short
U.S. Treasury Note 10 Year	12/19/18	46	$(5,523,544)	$59,606
U.S. Treasury Note 5 Year	12/31/18	192	(21,635,028)	39,528

				$99,134

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps*
Barclays Bank PLC	USD	500,000	5/25/20	Maturity	Fixed 2.24%	U.S. Consumer Price Index	$944	$-	$944
Bank of America N.A.	USD	11,100,000	2/21/20	Maturity	Fixed 2.12%	U.S. Consumer Price Index	54,733	-	54,733
Bank of America N.A.	USD	7,500,000	2/21/21	Maturity	Fixed 2.17%	U.S. Consumer Price Index	38,615	-	38,615
Bank of America N.A.	USD	1,875,000	8/03/21	Maturity	Fixed 2.21%	U.S. Consumer Price Index	3,306	-	3,306
Bank of America N.A.	USD	1,700,000	6/05/23	Maturity	Fixed 2.29%	U.S. Consumer Price Index	4,464	-	4,464

							$102,062	$-	$102,062

*	Contracts are subject to a Master Netting Agreement

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 97.6%
Australia — 9.0%
ALS Ltd.	16,476	$106,310
Alumina Ltd.	139,050	277,730
BHP Billiton Ltd.	54,419	1,354,631
BlueScope Steel Ltd.	11,773	144,071
Charter Hall Retail	48,563	148,851
Evolution Mining Ltd.	203,119	388,544
Fortescue Metals Group Ltd.	77,320	219,122
Goodman Group	20,255	152,148
Incitec Pivot Ltd.	28,180	81,050
Independence Group NL	59,330	198,771
New South Resources Ltd. (a)	64,985	78,684
Northern Star Resources Ltd.	99,925	598,979
Orora Ltd.	32,547	77,996
OZ Minerals Ltd.	19,794	133,194
Regis Resources Ltd.	51,339	137,787
Sandfire Resources NL	12,207	65,349
Saracen Mineral Holdings Ltd. (a)	220,385	296,730
Scentre Group	96,446	275,638
Sims Metal Management Ltd.	6,179	56,240
South32 Ltd.	212,721	600,224
Western Areas Ltd.	46,290	88,469

		5,480,518

Austria — 0.2%
voestalpine AG	2,073	94,719

Belgium — 0.4%
Umicore SA	4,478	250,150

Bermuda — 1.0%
Bunge Ltd.	1,240	85,200
Hongkong Land Holdings Ltd.	40,400	267,276
Kosmos Energy Ltd. (a)	18,199	170,161
Petra Diamonds Ltd. (a)	176,680	87,079

		609,716

Brazil — 1.5%
Iguatemi Empresa de Shopping Centers SA	17,400	133,778
Vale SA	51,900	768,756

		902,534

Canada — 8.4%
Advantage Oil & Gas Ltd. (a)	22,037	61,420
Alamos Gold, Inc. Class A	13,022	59,784
Allied Properties	3,684	122,928
ARC Resources Ltd.	11,495	128,152
B2Gold Corp. (a)	77,700	176,857
Birchcliff Energy Ltd.	22,500	90,582
Canadian Apartment Properties	4,388	162,013
Canadian Natural Resources Ltd.	3,285	107,288

	Number of Shares	Value
Centerra Gold, Inc. (a)	9,261	$36,925
Crew Energy, Inc. (a)	15,200	22,124
Detour Gold Corp. (a)	6,223	50,299
Dundee Precious Metals, Inc. (a)	17,623	41,477
Encana Corp.	9,017	118,213
First Majestic Silver Corp. (a)	10,191	57,833
First Quantum Minerals Ltd.	17,825	203,001
Fortuna Silver Mines, Inc. (a)	30,603	133,628
Franco-Nevada Corp.	11,620	726,897
Guyana Goldfields, Inc. (a)	20,441	45,103
Hudbay Minerals, Inc.	12,155	61,544
Kelt Exploration Ltd. (a)	9,331	60,755
Kirkland Lake Gold Ltd.	33,293	630,986
Labrador Iron Ore Royalty Corp.	3,304	71,930
Lucara Diamond Corp.	41,300	69,065
Lundin Mining Corp.	51,246	271,376
New Gold, Inc. (a)	15,300	12,137
OceanaGold Corp.	15,800	47,706
Osisko Gold Royalties Ltd.	8,415	63,846
Roxgold, Inc. (a)	33,800	21,458
SEMAFO, Inc. (a)	44,391	104,478
Seven Generations Energy Ltd. Class A (a)	11,516	137,302
Silvercorp Metals, Inc.	14,400	35,229
Suncor Energy, Inc.	3,431	132,745
Tahoe Resources, Inc. (a)	13,496	37,654
Teck Resources Ltd. Class B	24,239	584,160
Tourmaline Oil Corp.	4,800	84,506
TransCanada Corp.	8,797	355,927

		5,127,328

Cayman Islands — 0.1%
Sentinel Energy Services, Inc. (a)	4,495	45,804

Finland — 0.2%
Kojamo OYJ (a)	12,481	136,431

France — 2.6%
Air Liquide SA	982	128,984
Eramet	515	54,377
Gecina SA	1,474	246,117
Legrand SA	1,074	78,205
Total SA	12,371	798,727
Unibail Rodamco Westfield	1,535	308,316

		1,614,726

Germany — 0.7%
Aurubis AG	2,197	153,517
BASF SE	1,511	134,284
SGL Carbon SE (a)	3,235	35,309
Symrise AG	1,181	107,757

		430,867

Hong Kong — 1.1%
Hang Lung Properties Ltd.	83,000	162,267

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hysan Development Co. Ltd.	37,000	$186,880
Sun Hung Kai Properties Ltd.	24,000	349,597

		698,744

Ireland — 0.1%
Pentair PLC	2,138	92,682

Italy — 0.1%
Italgas SpA	6,207	33,650

Japan — 2.8%
Hoshino Resorts REIT, Inc.	19	93,500
JFE Holdings, Inc.	10,900	248,858
Mitsubishi Estate Co. Ltd.	18,300	311,236
Mitsui Fudosan Co. Ltd.	15,100	357,444
Mitsui Fudosan Logistics Park, Inc.	61	171,267
Nippon Accommodations Fund, Inc.	55	245,176
Sumitomo Metal Mining Co. Ltd.	4,800	168,383
Topy Industries Ltd.	3,000	88,316

		1,684,180

Luxembourg — 1.4%
ADO Properties SA (b)	2,505	150,008
APERAM SA	2,024	92,779
ArcelorMittal	9,567	296,648
Orion Engineered Carbons SA	1,893	60,765
Tenaris SA	7,580	127,156
Ternium SA Sponsored ADR	3,932	119,100

		846,456

Mexico — 0.2%
Concentradora Fibra Danhos SA de CV	76,200	123,580

Netherlands — 1.1%
Akzo Nobel NV	1,647	153,991
Koninklijke DSM NV	1,388	147,004
Koninklijke Vopak NV	2,804	138,089
Schlumberger Ltd.	4,090	249,163

		688,247

Norway — 0.6%
Norsk Hydro ASA	39,270	235,732
Yara International ASA	2,780	136,253

		371,985

Portugal — 0.3%
Galp Energia SGPS SA	10,002	198,334

Republic of Korea — 0.8%
POSCO	1,765	468,723

Singapore — 0.5%
CapitaLand Commercial Trust	82,900	107,925
CapitaLand Mall Trust	132,600	215,918

		323,843

Spain — 0.6%
Acerinox SA	10,609	151,563

	Number of Shares	Value
Inmobiliaria Colonial SA	17,260	$179,225
Vidrala SA	704	65,983

		396,771

Sweden — 1.7%
Boliden AB	22,315	621,204
Hufvudstaden AB Class A	13,182	200,448
Lundin Petroleum AB	3,324	126,876
Sandvik AB	4,706	83,524

		1,032,052

Switzerland — 0.8%
ABB Ltd. Registered	3,190	75,484
PSP Swiss Property AG Registered	3,996	386,851

		462,335

United Kingdom — 10.7%
Anglo American PLC	29,252	655,231
Antofagasta PLC	25,196	280,123
BP PLC	46,729	358,521
Cairn Energy PLC (a)	32,755	99,219
Centamin PLC	225,220	311,325
Croda International PLC	2,395	162,177
Derwent London PLC	5,585	207,875
Ferrexpo PLC	26,629	69,369
Glencore PLC	219,710	947,105
Great Portland Estates PLC	26,250	228,913
Highland Gold Mining Ltd.	31,026	59,258
Johnson Matthey PLC	1,063	49,289
KAZ Minerals PLC	9,212	65,771
Mondi PLC	3,119	85,400
Randgold Resources Ltd.	11,813	837,845
Rio Tinto PLC	29,925	1,509,780
Shaftesbury PLC	14,715	173,666
TechnipFMC PLC	3,275	102,344
Tullow Oil PLC (a)	18,396	63,063
The UNITE Group PLC	16,901	196,639
Victrex PLC	2,218	96,484

		6,559,397

United States — 50.7%
Acadia Realty Trust	16,670	467,260
AGCO Corp.	1,140	69,301
Air Products & Chemicals, Inc.	2,777	463,898
Alexander & Baldwin, Inc.	7,245	164,389
Alexandria Real Estate Equities, Inc.	3,333	419,258
American Campus Communities, Inc.	10,749	442,429
American Electric Power Co., Inc.	2,003	141,973
Andeavor	1,779	273,077
Atmos Energy Corp.	3,273	307,367
AvalonBay Communities, Inc.	7,363	1,333,807
Baker Hughes a GE Co.	3,446	116,578
Ball Corp.	5,889	259,057
Boston Properties, Inc.	5,328	655,824
Cabot Oil & Gas Corp.	5,000	112,600

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cal-Maine Foods, Inc.	1,935	$93,461
Calyxt, Inc. (a)	818	12,491
Camden Property Trust	7,115	665,751
Centennial Resource Development, Inc. Class A (a)	9,098	198,791
CF Industries Holdings, Inc.	3,444	187,491
Chevron Corp.	1,304	159,453
CMS Energy Corp.	3,069	150,381
Concho Resources, Inc. (a)	3,302	504,380
ConocoPhillips	1,613	124,846
Continental Resources, Inc. (a)	1,519	103,717
CubeSmart	4,650	132,665
Diamondback Energy, Inc.	2,026	273,895
Douglas Emmett, Inc.	21,179	798,872
DowDuPont, Inc.	3,916	251,838
Dril-Quip, Inc. (a)	1,744	91,124
DTE Energy Co.	302	32,957
Duke Energy Corp.	1,236	98,905
Duke Realty Corp.	3,000	85,110
EastGroup Properties, Inc.	2,267	216,771
Energen Corp. (a)	1,547	133,305
EOG Resources, Inc.	4,118	525,333
Equity Residential	20,849	1,381,455
Essex Property Trust, Inc.	3,395	837,580
Evergy, Inc.	1,652	90,728
Eversource Energy	1,866	114,647
Exxon Mobil Corp.	5,138	436,833
Federal Realty Investment Trust	4,180	528,645
First Industrial Realty Trust, Inc.	3,947	123,936
Freeport-McMoRan, Inc.	25,694	357,660
Halliburton Co.	1,671	67,726
Healthcare Realty Trust, Inc.	11,650	340,879
Highwoods Properties, Inc.	3,500	165,410
Hilton Worldwide Holdings, Inc.	5,260	424,903
Host Hotels & Resorts, Inc.	15,019	316,901
Hudson Pacific Properties, Inc.	8,512	278,513
International Paper Co.	1,500	73,725
Jacobs Engineering Group, Inc.	1,220	93,330
Jagged Peak Energy, Inc. (a)	6,397	88,471
JBG SMITH Properties	9,281	341,819
Kilroy Realty Corp.	6,748	483,764
Kimco Realty Corp.	17,961	300,667
The Macerich Co.	12,532	692,894
Martin Marietta Materials, Inc.	458	83,333
Mueller Water Products, Inc. Class A	4,742	54,580
NextEra Energy, Inc.	147	24,637
NiSource, Inc.	8,626	214,960
Noble Energy, Inc.	2,524	78,724
Nucor Corp.	8,282	525,493
Occidental Petroleum Corp.	6,048	496,964
Paramount Group, Inc.	8,916	134,542
Pebblebrook Hotel Trust	4,178	151,954

	Number of Shares	Value
Phillips 66	1,933	$217,888
Pioneer Natural Resources Co.	727	126,636
Plains GP Holdings LP Class A	4,569	112,078
PPG Industries, Inc.	2,023	220,770
Praxair, Inc.	1,246	200,270
Prologis, Inc.	27,343	1,853,582
PS Business Parks, Inc.	1,096	139,291
Public Storage	3,650	735,949
Rayonier, Inc.	4,948	167,292
Regency Centers Corp.	11,637	752,565
Reliance Steel & Aluminum Co.	1,329	113,350
Royal Gold, Inc.	1,844	142,099
RPM International, Inc.	4,073	264,501
Sanderson Farms, Inc.	915	94,584
Sempra Energy	814	92,593
The Sherwin-Williams Co.	545	248,089
Simon Property Group, Inc.	7,026	1,241,845
SL Green Realty Corp.	10,087	983,785
Southern Copper Corp.	3,425	147,755
Steel Dynamics, Inc.	6,480	292,831
Sunstone Hotel Investors, Inc.	25,580	418,489
Taubman Centers, Inc.	1,815	108,591
Terreno Realty Corp.	10,166	383,258
The Toro Co.	1,422	85,277
Urban Edge Properties	22,878	505,146
Valero Energy Corp.	3,474	395,167
Valmont Industries, Inc.	414	57,339
Vornado Realty Trust	10,109	737,957
Vulcan Materials Co.	782	86,958
Weingarten Realty Investors	4,317	128,474
Weyerhaeuser Co.	9,535	307,694
Worthington Industries, Inc.	3,884	168,410
WPX Energy, Inc. (a)	5,300	106,636

		31,011,177

TOTAL COMMON STOCK (Cost $59,534,986)		59,684,949

PREFERRED STOCK — 0.7%
Brazil — 0.2%
Bradespar SA 6.52%	10,700	98,216

Germany — 0.1%
Henkel AG & Co. KGaA 1.88%	580	68,086

United States — 0.4%
DTE Energy Co. Convertible 6.500%	909	47,013
International Flavors & Fragrances, Inc. Convertible 6.000%	941	54,108
NextEra Energy, Inc. Convertible 6.123%	1,768	100,688

The accompanying notes are an integral part of the financial statements.

77

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sempra Energy Convertible 6.000%	404	$40,739

		242,548

TOTAL PREFERRED STOCK (Cost $409,959)		408,850

TOTAL EQUITIES (Cost $59,944,945)		60,093,799

TOTAL LONG-TERM INVESTMENTS (Cost $59,944,945)		60,093,799

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (c)	$1,347,968	1,347,968

TOTAL SHORT-TERM INVESTMENTS (Cost $1,347,968)		1,347,968

TOTAL INVESTMENTS — 100.5% (Cost $61,292,913) (d)		61,441,767

Other Assets/(Liabilities) — (0.5)%		(281,393)

NET ASSETS — 100.0%		$61,160,374

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $150,008 or 0.25% of net assets.

(c)

Maturity value of $1,348,092. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $1,378,220.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	42.7%
Basic Materials	35.2%
Energy	13.6%
Industrial	2.9%
Utilities	2.4%
Consumer, Cyclical	0.8%
Consumer, Non-cyclical	0.6%
Diversified	0.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 94.3%

COMMON STOCK — 93.9%
Basic Materials — 3.3%
Chemicals — 1.4%
AgroFresh Solutions, Inc. (a)	40,590	$252,876
Air Products & Chemicals, Inc.	7,663	1,280,104
American Vanguard Corp.	9,622	173,196
CF Industries Holdings, Inc.	4,387	238,828
FMC Corp.	3,895	339,566
GCP Applied Technologies, Inc. (a)	18,414	488,892
Hawkins, Inc.	3,304	136,951
KMG Chemicals, Inc.	6,783	512,523
Minerals Technologies, Inc.	7,790	526,604
Oil-Dri Corp. of America	3,014	116,220
Orion Engineered Carbons SA	6,806	218,472
PolyOne Corp.	5,825	254,669
Quaker Chemical Corp.	442	89,377
RPM International, Inc.	14,971	972,217
Univar, Inc. (a)	6,000	183,960
Valvoline, Inc.	41,581	894,407

		6,678,862

Forest Products & Paper — 0.0%
Clearwater Paper Corp. (a)	5,797	172,171

Iron & Steel — 0.4%
Carpenter Technology Corp.	7,229	426,150
Nucor Corp.	16,547	1,049,907
Reliance Steel & Aluminum Co.	2,391	203,928

		1,679,985

Mining — 1.5%
Barrick Gold Corp.	114,185	1,265,170
Cameco Corp.	82,774	943,624
Cia de Minas Buenaventura SA Sponsored ADR	36,907	494,923
Constellium NV Class A (a)	23,088	285,137
Franco-Nevada Corp.	7,887	493,332
Franco-Nevada Corp.	24,144	1,510,343
New Gold, Inc. (a)	57,625	45,506
Newmont Mining Corp.	58,977	1,781,105
Northern Star Resources Ltd.	22,970	137,689
Osisko Gold Royalties Ltd.	21,885	166,046
Petra Diamonds Ltd. (a)	205,213	101,141

		7,224,016

		15,755,034

Communications — 5.1%
Advertising — 0.1%
Quotient Technology, Inc. (a)	28,131	436,031

Internet — 3.1%
ANGI Homeservices, Inc. (a)	24,658	578,970
Booking Holdings, Inc. (a)	193	382,912

	Number of Shares	Value
Despegar.com Corp. (a)	2,251	$37,974
Etsy, Inc. (a)	4,394	225,764
Eventbrite, Inc. Class A (a)	2,366	89,837
Everquote, Inc. Class A (a)	1,909	28,368
Expedia Group, Inc.	3,388	442,066
Farfetch Ltd. Class A (a)	2,689	73,221
GrubHub, Inc. (a)	9,583	1,328,395
IAC/InterActiveCorp (a)	12,995	2,816,276
Liberty Expedia Holdings, Inc. Class A (a)	20,871	981,772
MakeMyTrip Ltd. (a)	700	19,215
MercadoLibre, Inc.	1,241	422,523
Netflix, Inc. (a)	565	211,383
Okta, Inc. (a)	5,521	388,458
Proofpoint, Inc. (a)	5,959	633,620
Q2 Holdings, Inc. (a)	4,867	294,697
Shopify, Inc. Class A (a)	9,237	1,519,117
Stitch Fix, Inc. Class A (a)	2,553	111,745
Symantec Corp.	30,107	640,677
Tucows, Inc. Class A (a)	2,202	122,762
Twilio, Inc. Class A (a)	2,099	181,102
Wayfair, Inc. Class A (a)	350	51,685
Wix.com Ltd. (a)	9,081	1,086,996
XO Group, Inc. (a)	5,405	186,364
Zendesk, Inc. (a)	12,935	918,385
Zillow Group, Inc. Class A (a)	9,622	425,292
Zillow Group, Inc. Class C (a)	10,586	468,431

		14,668,007

Media — 1.2%
Cable One, Inc.	2,607	2,303,571
MSG Networks, Inc. Class A (a)	4,105	105,909
News Corp. Class A	99,415	1,311,284
Saga Communications, Inc. Class A	3,205	115,861
Scholastic Corp.	11,170	521,527
Tribune Media Co. Class A	1,876	72,095
Viacom, Inc. Class B	40,597	1,370,555

		5,800,802

Telecommunications — 0.7%
Finisar Corp. (a)	11,124	211,912
GCI Liberty, Inc. Class A (a)	28,909	1,474,359
GTT Communications, Inc. (a)	13,598	590,153
Harmonic, Inc. (a)	74,301	408,656
Maxar Technologies Ltd.	4,191	138,596
Telephone & Data Systems, Inc.	6,584	200,351

		3,024,027

		23,928,867

Consumer, Cyclical — 10.7%
Airlines — 0.4%
Alaska Air Group, Inc.	5,069	349,052
Allegiant Travel Co.	1,485	188,298

The accompanying notes are an integral part of the financial statements.

79

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hawaiian Holdings, Inc.	8,002	$320,880
United Continental Holdings, Inc. (a)	9,703	864,149

		1,722,379

Apparel — 0.4%
Canada Goose Holdings, Inc. (a)	9,825	634,105
Crocs, Inc. (a)	9,468	201,574
Ralph Lauren Corp.	7,543	1,037,540
Steven Madden Ltd.	5,581	295,235

		2,168,454

Auto Manufacturers — 0.1%
Blue Bird Corp. (a)	7,108	174,146
Ferrari NV	1,315	180,036
REV Group, Inc.	8,061	126,558

		480,740

Auto Parts & Equipment — 0.7%
Aptiv PLC	12,370	1,037,843
Dorman Products, Inc. (a)	3,474	267,220
Garrett Motion, Inc. (a) (e)	2,149	39,757
Gentherm, Inc. (a)	12,697	577,079
Horizon Global Corp. (a)	13,717	97,802
Methode Electronics, Inc.	5,817	210,575
Strattec Security Corp.	1,182	42,138
Uni-Select, Inc.	7,907	134,615
Visteon Corp. (a)	8,727	810,738
WABCO Holdings, Inc. (a)	410	48,355
Westport Innovations, Inc. (a)	9,312	27,936

		3,294,058

Distribution & Wholesale — 0.8%
HD Supply Holdings, Inc. (a)	22,480	961,919
KAR Auction Services, Inc.	15,437	921,435
Pool Corp.	4,957	827,224
SiteOne Landscape Supply, Inc. (a)	7,493	564,523
Watsco, Inc.	2,360	420,316

		3,695,417

Entertainment — 0.9%
Marriott Vacations Worldwide Corp.	2,978	332,791
Red Rock Resorts, Inc. Class A	3,915	104,335
Vail Resorts, Inc.	13,505	3,706,042

		4,143,168

Food Services — 0.2%
Aramark	23,137	995,354

Home Builders — 0.3%
Cavco Industries, Inc. (a)	2,735	691,955
Skyline Champion Corp.	8,822	252,045
TRI Pointe Group, Inc. (a)	38,401	476,172

		1,420,172

Home Furnishing — 0.1%
Sonos, Inc. (a)	2,000	32,080

	Number of Shares	Value
Tempur Sealy International, Inc. (a)	8,020	$424,258

		456,338

Housewares — 0.3%
The Toro Co.	21,921	1,314,602

Leisure Time — 0.5%
LCI Industries	3,403	281,768
Lindblad Expeditions Holdings, Inc. (a)	9,599	142,737
Norwegian Cruise Line Holdings Ltd. (a)	32,392	1,860,273
The St. Joe Co. (a)	22,622	380,050

		2,664,828

Lodging — 0.6%
Boyd Gaming Corp.	1,200	40,620
Hilton Worldwide Holdings, Inc.	9,418	760,786
Marriott International, Inc. Class A	7,682	1,014,254
MGM Resorts International	41,802	1,166,694

		2,982,354

Retail — 5.2%
A Place for Rover, Inc. Common Stock (b) (c)	1,096	7,426
Beacon Roofing Supply, Inc. (a)	7,249	262,341
BJ’s Wholesale Club Holdings, Inc. (a)	5,123	137,194
Bojangles’, Inc. (a)	7,709	121,031
Boot Barn Holdings, Inc. (a)	6,735	191,341
Burlington Stores, Inc. (a)	20,735	3,378,146
CarMax, Inc. (a)	10,767	803,972
Casey’s General Stores, Inc.	10,080	1,301,429
Chuy’s Holdings, Inc. (a)	6,807	178,684
Darden Restaurants, Inc.	3,275	364,147
Denny’s Corp. (a)	28,237	415,649
Dollar General Corp.	15,054	1,645,402
Dollar Tree, Inc. (a)	9,409	767,304
Dunkin’ Brands Group, Inc. (a)	29,233	2,155,057
Express, Inc. (a)	18,628	206,026
Fiesta Restaurant Group, Inc. (a)	16,750	448,062
Five Below, Inc. (a)	2,615	340,107
Floor & Decor Holdings, Inc. Class A (a)	901	27,183
The Gap, Inc.	6,710	193,584
Lojas Renner SA	28,533	219,020
Lumber Liquidators Holdings, Inc. (a)	13,818	214,041
Luxfer Holdings PLC	17,835	414,664
The Michaels Cos., Inc. (a)	34,120	553,768
National Vision Holdings, Inc. (a)	10,178	459,435
O’Reilly Automotive, Inc. (a)	1,884	654,351
Ollie’s Bargain Outlet Holdings, Inc. (a)	10,394	998,863
Papa John’s International, Inc.	7,920	406,138
Party City Holdco, Inc. (a)	12,399	168,006
PriceSmart, Inc.	5,237	423,935

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Raia Drogasil SA	14,016	$251,372
Red Robin Gourmet Burgers, Inc. (a)	9,146	367,212
RH (a)	9,733	1,275,120
Sportsman’s Warehouse Holdings, Inc. (a)	23,966	140,201
Tapestry, Inc.	45,497	2,287,134
Tiffany & Co.	8,587	1,107,465
Tuesday Morning Corp. (a)	31,235	99,952
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,930	544,492
Wingstop, Inc.	9,178	626,582
Winmark Corp.	1,561	259,126
Zoe’s Kitchen, Inc. (a)	801	10,189

		24,425,151

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	18,722	820,960

Textiles — 0.0%
Culp, Inc.	5,300	128,260
JG Boswell Co.	67	43,651

		171,911

Toys, Games & Hobbies — 0.0%
Mattel, Inc.	8,412	132,068

		50,887,954

Consumer, Non-cyclical — 26.6%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	22,933	1,152,842
Bunge Ltd.	39,624	2,722,565

		3,875,407

Beverages — 0.7%
The Boston Beer Co., Inc. Class A (a)	4,500	1,293,750
Carlsberg A/S Class B	13,596	1,630,256
Coca-Cola Bottling Co. Consolidated	1,288	234,777

		3,158,783

Biotechnology — 2.9%
Abcam PLC	44,910	838,213
Abeona Therapeutics, Inc. (a)	5,697	72,922
Acceleron Pharma, Inc. (a)	7,671	439,011
Alder Biopharmaceuticals, Inc. (a)	13,756	229,037
Allakos, Inc. (a)	1,148	51,648
Alnylam Pharmaceuticals, Inc. (a)	6,257	547,613
Amarin Corp. PLC Sponsored ADR (a)	5,314	86,459
Amicus Therapeutics, Inc. (a)	2,679	32,389
AnaptysBio, Inc. (a)	415	41,405
Aptinyx, Inc. (a)	677	19,606
Argenx SE (a)	3,826	290,164
Atara Biotherapeutics, Inc. (a)	2,289	94,650
Audentes Therapeutics, Inc. (a)	3,518	139,278
Autolus Therapeutics Plc (a)	903	27,234
Avrobio, Inc. (a)	1,237	64,163

	Number of Shares	Value
BeiGene Ltd. (a)	1,435	$247,136
Bluebird Bio, Inc. (a)	2,277	332,442
Blueprint Medicines Corp. (a)	5,144	401,541
Calyxt, Inc. (a)	4,100	62,607
Cara Therapeutics, Inc. (a)	7,265	173,997
Corvus Pharmaceuticals, Inc. (a)	5,201	44,625
Crinetics Pharmaceuticals, Inc. (a)	1,658	47,502
CytomX Therapeutics, Inc. (a)	9,171	169,663
Editas Medicine, Inc. (a)	984	31,311
Endocyte, Inc. (a)	1,266	22,484
Exact Sciences Corp. (a)	11,746	926,994
Exelixis, Inc. (a)	4,127	73,130
FibroGen, Inc. (a)	1,947	118,280
Five Prime Therapeutics, Inc. (a)	2,237	31,139
Forty Seven, Inc. (a)	837	12,488
GlycoMimetics, Inc. (a)	6,469	93,154
Homology Medicines, Inc. (a)	1,415	32,347
ImmunoGen, Inc. (a)	4,548	43,070
Immunomedics, Inc. (a)	19,503	406,247
Incyte Corp. (a)	15,896	1,098,096
Insmed, Inc. (a)	20,575	416,026
Ionis Pharmaceuticals, Inc. (a)	1,270	65,507
Iovance Biotherapeutics, Inc. (a)	3,130	35,212
Loxo Oncology, Inc. (a)	3,783	646,250
MacroGenics, Inc. (a)	5,744	123,151
PTC Therapeutics, Inc. (a)	4,117	193,499
Radius Health, Inc. (a)	10,726	190,923
Rigel Pharmaceuticals, Inc. (a)	24,473	78,558
Sage Therapeutics, Inc. (a)	12,351	1,744,579
Scholar Rock Holding Corp. (a)	1,788	46,041
Seattle Genetics, Inc. (a)	25,300	1,951,136
Spark Therapeutics, Inc. (a)	3,347	182,579
Theravance Biopharma, Inc. (a)	1,125	36,754
Ultragenyx Pharmaceutical, Inc. (a)	3,286	250,853
WaVe Life Sciences Ltd. (a)	5,266	263,300
Zai Lab Ltd. (a)	1,436	27,973

		13,594,386

Commercial Services — 7.4%
Aaron’s, Inc.	19,092	1,039,750
Altus Group Ltd.	10,377	245,918
American Public Education, Inc. (a)	13,253	438,012
Booz Allen Hamilton Holding Corp.	28,126	1,395,893
Bright Horizons Family Solutions, Inc. (a)	17,064	2,010,822
BrightView Holdings, Inc. (a)	8,283	132,942
The Brink’s Co.	10,607	739,838
Career Education Corp. (a)	18,308	273,338
Chegg, Inc. (a)	18,346	521,577
Cintas Corp.	3,159	624,882
Colliers International Group, Inc.	3,638	282,127
CoreLogic, Inc. (a)	22,084	1,091,170
CoStar Group, Inc. (a)	5,554	2,337,345

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cross Country Healthcare, Inc. (a)	10,612	$92,643
Equifax, Inc.	2,703	352,931
Euronet Worldwide, Inc. (a)	5,400	541,188
Evo Payments, Inc. Class A (a)	7,859	187,830
FleetCor Technologies, Inc. (a)	4,611	1,050,570
FTI Consulting, Inc. (a)	7,008	512,916
Gartner, Inc. (a)	13,659	2,164,952
Global Payments, Inc.	6,308	803,639
Green Dot Corp. Class A (a)	9,480	842,014
Healthcare Services Group, Inc.	11,358	461,362
HMS Holdings Corp. (a)	14,536	476,926
Huron Consulting Group, Inc. (a)	3,359	165,935
I3 Verticals, Inc. Class A (a)	4,580	105,248
IHS Markit Ltd. (a)	14,488	781,773
MarketAxess Holdings, Inc.	3,494	623,644
Matthews International Corp. Class A	4,809	241,171
Monro, Inc.	12,062	839,515
National American University Holdings, Inc.	10,300	8,240
Navigant Consulting, Inc.	8,558	197,348
Paylocity Holding Corp. (a)	5,270	423,286
Rentokil Initial PLC	291,590	1,208,533
Rollins, Inc.	16,041	973,528
SEACOR Marine Holdings, Inc. (a) (c)	1,816	41,096
SEACOR Marine Holdings, Inc. (a)	18,816	425,806
Service Corp. International	15,314	676,879
ServiceMaster Global Holdings, Inc. (a)	26,871	1,666,808
Strategic Education, Inc.	12,447	1,705,612
Team, Inc. (a)	10,807	243,158
TransUnion	38,130	2,805,605
Verisk Analytics, Inc. (a)	11,507	1,387,169
Worldpay, Inc. Class A (a)	19,024	1,926,561

		35,067,500

Cosmetics & Personal Care — 0.3%
Edgewell Personal Care Co. (a)	30,100	1,391,523
JAND, Inc.,Class A (b) (c)	7,135	109,158

		1,500,681

Foods — 2.7%
Cal-Maine Foods, Inc.	14,935	721,360
Campbell Soup Co.	13,615	498,717
Conagra Brands, Inc.	18,725	636,088
Flowers Foods, Inc.	90,282	1,684,662
General Mills, Inc.	4,967	213,184
Hostess Brands, Inc. (a)	5,824	64,472
The Kroger Co.	91,955	2,676,810
Lancaster Colony Corp.	789	117,727
Nomad Foods Ltd. (a)	44,060	892,656
Performance Food Group Co. (a)	13,201	439,593
Post Holdings, Inc. (a)	13,296	1,303,540
Sanderson Farms, Inc.	5,064	523,466

	Number of Shares	Value
The Simply Good Foods Co. (a)	30,368	$590,658
SpartanNash Co.	6,017	120,701
Sprouts Farmers Market, Inc. (a)	21,473	588,575
Sysco Corp.	9,085	665,476
TreeHouse Foods, Inc. (a)	20,425	977,336

		12,715,021

Health Care – Products — 5.6%
Align Technology, Inc. (a)	718	280,896
AngioDynamics, Inc. (a)	2,603	56,589
AtriCure, Inc. (a)	5,625	197,044
Atrion Corp.	1,017	706,612
Avanos Medical, Inc. (a)	20,142	1,379,727
Baxter International, Inc.	29,487	2,273,153
Bruker Corp.	18,700	625,515
The Cooper Cos., Inc.	8,743	2,423,122
Cutera, Inc. (a)	2,903	94,493
DENTSPLY SIRONA, Inc.	27,277	1,029,434
GenMark Diagnostics, Inc. (a)	13,217	97,145
Glaukos Corp. (a)	3,605	233,964
Haemonetics Corp. (a)	2,255	258,378
Hanger, Inc. (a)	7,500	156,225
Henry Schein, Inc. (a)	6,796	577,864
Hologic, Inc. (a)	80,313	3,291,227
IDEXX Laboratories, Inc. (a)	3,829	955,948
Integer Holdings Corp. (a)	2,633	218,407
iRhythm Technologies, Inc. (a)	289	27,357
Lantheus Holdings, Inc. (a)	4,152	62,072
Nevro Corp. (a)	2,568	146,376
Novocure Ltd. (a)	1,892	99,141
NuVasive, Inc. (a)	4,600	326,508
Patterson Cos., Inc.	65,406	1,599,177
Quidel Corp. (a)	20,697	1,348,823
Sartorius Stedim Biotech	1,988	273,514
STERIS PLC	4,305	492,492
Teleflex, Inc.	10,624	2,826,940
Utah Medical Products, Inc.	1,352	127,358
West Pharmaceutical Services, Inc.	18,600	2,296,542
Wright Medical Group NV (a)	26,386	765,722
Zimmer Biomet Holdings, Inc.	9,164	1,204,791

		26,452,556

Health Care – Services — 2.8%
Acadia Healthcare Co., Inc. (a)	31,375	1,104,400
Amedisys, Inc. (a)	900	112,464
Catalent, Inc. (a)	47,693	2,172,416
Centene Corp. (a)	6,026	872,444
The Ensign Group, Inc.	7,419	281,329
Envision Healthcare Corp. (a)	12,836	586,990
Eurofins Scientific SE	801	454,081
IQVIA Holdings, Inc. (a)	5,839	757,552
MEDNAX, Inc. (a)	25,888	1,207,934
Molina Healthcare, Inc. (a)	17,158	2,551,395
Select Medical Holdings Corp. (a)	108,850	2,002,840

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Teladoc Health, Inc. (a)	601	$51,896
U.S. Physical Therapy, Inc.	3,086	366,000
WellCare Health Plans, Inc. (a)	2,296	735,845

		13,257,586

Household Products & Wares — 0.2%
Central Garden & Pet Co. Class A (a)	1,100	36,454
CSS Industries, Inc.	7,899	112,403
Kimberly-Clark Corp.	7,717	876,960
Rosetta Stone, Inc. (a)	9,552	189,989

		1,215,806

Pharmaceuticals — 3.2%
Agios Pharmaceuticals, Inc. (a)	4,564	351,976
Aimmune Therapeutics, Inc. (a)	8,273	225,687
Alkermes PLC (a)	53,749	2,281,108
Amneal Pharmaceuticals, Inc. (a)	28,459	631,505
Apellis Pharmaceuticals, Inc. (a)	898	15,966
Array BioPharma, Inc. (a)	6,212	94,422
Ascendis Pharma A/S (a)	5,297	375,345
Cardinal Health, Inc.	17,346	936,684
Coherus Biosciences, Inc. (a)	6,371	105,121
DexCom, Inc. (a)	9,821	1,404,796
Elanco Animal Health, Inc. (a)	5,570	194,337
Enanta Pharmaceuticals, Inc. (a)	1,060	90,588
G1 Therapeutics, Inc. (a)	3,333	174,283
Global Blood Therapeutics, Inc. (a)	6,502	247,076
GW Pharmaceuticals PLC ADR (a)	732	126,446
Ironwood Pharmaceuticals, Inc. (a)	16,662	307,581
Madrigal Pharmaceuticals, Inc. (a)	845	180,940
Minerva Neurosciences, Inc. (a)	902	11,320
Momenta Pharmaceuticals, Inc. (a)	10,446	274,730
Mylan NV (a)	1,917	70,162
MyoKardia, Inc. (a)	4,327	282,120
Neurocrine Biosciences, Inc. (a)	5,762	708,438
Pacira Pharmaceuticals, Inc. (a)	4,207	206,774
Perrigo Co. PLC	28,851	2,042,651
Prestige Consumer Healthcare, Inc. (a)	6,102	231,205
Principia Biopharma, Inc. (a)	2,308	67,440
Reata Pharmaceuticals, Inc. Class A (a)	600	49,056
Rhythm Pharmaceuticals, Inc. (a)	926	27,011
Sarepta Therapeutics, Inc. (a)	4,898	791,076
TESARO, Inc. (a)	5,188	202,384
Teva Pharmaceutical Industries Ltd. Sponsored ADR	36,949	795,881
TherapeuticsMD, Inc. (a)	79,462	521,271
Tricida, Inc. (a)	1,495	45,672
Xencor, Inc. (a)	14,443	562,844
Zoetis, Inc.	3,398	311,121

		14,945,017

		125,782,743

	Number of Shares	Value
Diversified — 0.1%
Holding Company – Diversified — 0.1%
GS Acquisition Holdings Corp. (a)	8,963	$92,319
J2 Acquisition Ltd. (a) (d)	21,039	201,975
Sentinel Energy Services, Inc. (a)	10,916	111,234

		405,528

Energy — 4.5%
Energy – Alternate Sources — 0.1%
NextEra Energy Partners LP	9,297	450,904
REX American Resources Corp. (a)	1,953	147,549

		598,453

Oil & Gas — 3.8%
Advantage Oil & Gas Ltd. (a)	78,684	219,303
Apache Corp.	36,330	1,731,851
ARC Resources Ltd.	55,545	619,245
Cabot Oil & Gas Corp.	23,672	533,093
Centennial Resource Development, Inc. Class A (a)	67,019	1,464,365
Concho Resources, Inc. (a)	8,087	1,235,289
Crew Energy, Inc. (a)	62,486	90,949
Diamondback Energy, Inc.	3,504	473,706
Earthstone Energy, Inc. Class A (a)	13,962	130,964
EQT Corp.	62,248	2,753,229
Hess Corp.	41,028	2,936,784
Imperial Oil Ltd.	53,300	1,725,321
Jagged Peak Energy, Inc. (a)	37,282	515,610
Kelt Exploration Ltd. (a)	32,650	212,586
Kosmos Energy Ltd. (a)	23,466	219,407
Magnolia Oil & Gas Corp. (a)	7,100	106,571
Matador Resources Co. (a)	26,332	870,273
Murphy Oil Corp.	26,765	892,345
Panhandle Oil & Gas, Inc. Class A	4,005	73,892
Seven Generations Energy Ltd. Class A (a)	29,162	347,691
Venture Global LNG, Inc. Series B (a) (b) (c)	11	57,200
Venture Global LNG, Inc. Series C (a) (b) (c)	9	46,800
WPX Energy, Inc. (a)	26,134	525,816

		17,782,290

Oil & Gas Services — 0.6%
Dril-Quip, Inc. (a)	8,983	469,362
Frank’s International NV	77,613	673,681
Keane Group, Inc. (a)	15,089	186,651
NCS Multistage Holdings, Inc. (a)	7,927	130,875
Oceaneering International, Inc.	8,158	225,161
Ranger Energy Services, Inc. (a)	6,309	52,869
SEACOR Holdings, Inc. (a)	6,387	315,581
TETRA Technologies, Inc. (a)	48,023	216,584
Thermon Group Holdings, Inc. (a)	19,301	497,580

		2,768,344

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.0%
Plains GP Holdings LP Class A	8,053	$197,540

		21,346,627

Financial — 17.4%
Banks — 5.8%
American Business Bank (a)	785	32,970
Atlantic Capital Bancshares, Inc. (a)	16,157	270,630
BankUnited, Inc.	29,583	1,047,238
Blue Hills Bancorp, Inc.	17,662	425,654
Bridge Bancorp, Inc.	10,651	353,613
Burke & Herbert Bank & Trust Co.	56	159,880
CoBiz Financial, Inc.	19,845	439,368
Columbia Banking System, Inc.	20,050	777,338
East West Bancorp, Inc.	4,582	276,615
Farmers & Merchants Bank of Long Beach/Long Beach CA	17	146,200
FB Financial Corp.	15,237	596,986
Fifth Third Bancorp	82,918	2,315,071
The First Bancshares, Inc.	4,628	180,723
First Hawaiian, Inc.	5,408	146,881
Glacier Bancorp, Inc.	9,278	399,789
Guaranty Bancorp	7,308	217,048
HarborOne Bancorp, Inc. (a)	5,807	111,030
Heritage Commerce Corp.	26,810	400,005
Heritage Financial Corp.	15,202	534,350
Home BancShares, Inc.	53,940	1,181,286
Hope Bancorp, Inc.	28,389	459,050
Howard Bancorp, Inc. (a)	6,140	108,678
Independent Bank Group, Inc.	8,534	565,804
John Marshall Bancorp, Inc. (a)	2,804	51,734
Kearny Financial Corp.	27,679	383,354
Live Oak Bancshares, Inc.	23,857	639,368
National Bank Holdings Corp. Class A	12,698	478,080
National Commerce Corp. (a)	4,780	197,414
Northern Trust Corp.	16,948	1,730,899
Origin Bancorp, Inc.	6,657	250,636
PCSB Financial Corp.	5,992	121,877
Pinnacle Financial Partners, Inc.	11,316	680,657
Ponce de Leon Federal Bank (a)	5,809	87,774
Popular, Inc.	22,687	1,162,709
Preferred Bank	6,548	383,058
Prosperity Bancshares, Inc.	10,945	759,036
Revere Bank (a)	811	25,141
Sandy Spring Bancorp, Inc.	5,517	216,873
Seacoast Banking Corp. of Florida (a)	15,918	464,806
Signature Bank	5,506	632,309
Simmons First National Corp. Class A	6,933	204,177
South State Corp.	4,998	409,836
Southern First Bancshares, Inc. (a)	2,337	91,844
Sterling Bancorp, Inc.	19,129	216,349

	Number of Shares	Value
SVB Financial Group (a)	2,097	$651,811
Texas Capital Bancshares, Inc. (a)	10,661	881,132
Towne Bank	25,175	776,649
Union Bankshares Corp.	2,669	102,837
Univest Corp. of Pennsylvania	7,518	198,851
Webster Financial Corp.	25,437	1,499,766
Westamerica Bancorp.	14,446	869,071
Western Alliance Bancorp (a)	29,336	1,668,925
Wintrust Financial Corp.	4,715	400,492

		27,383,672

Diversified Financial Services — 2.5%
Ally Financial, Inc.	22,776	602,425
Cboe Global Markets, Inc.	30,537	2,930,331
Ellie Mae, Inc. (a)	9,961	944,004
Encore Capital Group, Inc. (a)	7,025	251,846
Focus Financial Partners, Inc. Class A (a)	4,358	206,831
Franklin Resources, Inc.	31,389	954,539
FRP Holdings, Inc. (a)	2,796	173,632
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	12,528	268,976
Houlihan Lokey, Inc.	6,317	283,823
OTC Markets Group, Inc.	2,454	70,553
PennyMac Financial Services, Inc. Class A	16,974	354,757
PRA Group, Inc. (a)	13,615	490,140
SLM Corp. (a)	69,282	772,494
Synchrony Financial	52,153	1,620,915
TD Ameritrade Holding Corp.	31,404	1,659,073
Virtus Investment Partners, Inc.	1,787	203,271
Waddell & Reed Financial, Inc. Class A	6,819	144,426

		11,932,036

Insurance — 3.9%
Assurant, Inc.	9,273	1,001,020
Assured Guaranty Ltd.	6,928	292,569
Axis Capital Holdings Ltd.	11,613	670,186
Brighthouse Financial, Inc. (a)	14,055	621,793
Brown & Brown, Inc.	45,625	1,349,131
CNA Financial Corp.	24,850	1,134,403
Employers Holdings, Inc.	3,905	176,897
Essent Group Ltd. (a)	3,210	142,043
Fidelity National Financial, Inc.	31,677	1,246,490
First American Financial Corp.	4,568	235,663
Goosehead Insurance, Inc. Class A (a)	8,889	301,070
The Hanover Insurance Group, Inc.	4,160	513,219
James River Group Holdings Ltd.	2,958	126,070
Kemper Corp.	11,494	924,692
Kinsale Capital Group, Inc.	1,889	120,632
Loews Corp.	37,311	1,874,132
Marsh & McLennan Cos., Inc.	13,376	1,106,463

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ProAssurance Corp.	7,787	$365,600
The Progressive Corp.	21,868	1,553,503
Radian Group, Inc.	36,168	747,593
RenaissanceRe Holdings Ltd.	1,185	158,292
Safety Insurance Group, Inc.	4,974	445,670
Selective Insurance Group, Inc.	10,612	673,862
State Auto Financial Corp.	12,493	381,536
Third Point Reinsurance Ltd. (a)	7,109	92,417
Voya Financial, Inc.	14,590	724,685
Willis Towers Watson PLC	11,519	1,623,488

		18,603,119

Investment Companies — 0.2%
Groupe Bruxelles Lambert SA	2,392	250,598
Pargesa Holding SA	6,869	551,283

		801,881

Private Equity — 0.1%
KKR & Co., Inc. Class A	23,445	639,345
Safeguard Scientifics, Inc. (a)	8,108	75,810

		715,155

Real Estate — 0.8%
Alexander & Baldwin, Inc.	11,111	252,108
FirstService Corp.	17,660	1,495,096
McGrath RentCorp	4,532	246,858
Realogy Holdings Corp.	55,467	1,144,839
Redfin Corp. (a)	26,045	487,041

		3,625,942

Real Estate Investment Trusts (REITS) — 3.4%
Acadia Realty Trust	15,723	440,716
American Assets Trust, Inc.	3,208	119,626
American Campus Communities, Inc.	16,826	692,558
Cedar Realty Trust, Inc.	77,181	359,663
CubeSmart	12,605	359,621
Douglas Emmett, Inc.	6,218	234,543
EastGroup Properties, Inc.	9,418	900,549
Equity Commonwealth (a)	60,764	1,949,917
Equity Residential	21,218	1,405,905
First Industrial Realty Trust, Inc.	8,756	274,938
Forest City Realty Trust, Inc. Class A	23,953	600,981
Healthcare Realty Trust, Inc.	14,167	414,526
JBG SMITH Properties	7,810	287,642
Kilroy Realty Corp.	3,159	226,469
Paramount Group, Inc.	40,477	610,798
Pebblebrook Hotel Trust	7,045	256,227
PotlatchDeltic Corp.	5,609	229,689
PS Business Parks, Inc.	7,177	912,125
Rayonier, Inc.	49,200	1,663,452
Redwood Trust, Inc.	8,009	130,066
Regency Centers Corp.	13,612	880,288
Retail Opportunity Investments Corp.	17,239	321,852
Saul Centers, Inc.	5,716	320,096
Sunstone Hotel Investors, Inc.	25,406	415,642

	Number of Shares	Value
Terreno Realty Corp.	11,954	$450,666
Urban Edge Properties	13,375	295,320
Urstadt Biddle Properties, Inc.	300	5,166
Urstadt Biddle Properties, Inc. Class A	5,734	122,077
Washington Real Estate Investment Trust	10,442	320,047
Weyerhaeuser Co.	21,821	704,164

		15,905,329

Savings & Loans — 0.7%
Beneficial Bancorp, Inc.	32,406	547,661
Capitol Federal Financial, Inc.	73,014	930,198
FS Bancorp, Inc.	1,470	81,908
Investors Bancorp, Inc.	20,622	253,032
Meridian Bancorp, Inc.	32,137	546,329
Pacific Premier Bancorp, Inc. (a)	11,988	445,954
United Financial Bancorp, Inc.	18,226	306,744
WSFS Financial Corp.	6,919	326,231

		3,438,057

		82,405,191

Industrial — 15.2%
Aerospace & Defense — 1.5%
Aerojet Rocketdyne Holdings, Inc. (a)	17,697	601,521
Cobham PLC (a)	274,990	418,437
Cubic Corp.	14,187	1,036,360
Harris Corp.	12,323	2,085,175
Kaman Corp.	1,539	102,774
L3 Technologies, Inc.	1,954	415,459
Moog, Inc. Class A	2,805	241,146
MSA Safety, Inc.	3,963	421,822
Teledyne Technologies, Inc. (a)	5,431	1,339,719
Triumph Group, Inc.	22,545	525,299

		7,187,712

Building Materials — 1.0%
Armstrong World Industries, Inc. (a)	9,469	659,043
Gibraltar Industries, Inc. (a)	9,534	434,750
JELD-WEN Holding, Inc. (a)	2,703	66,656
Lennox International, Inc.	2,228	486,595
Martin Marietta Materials, Inc.	3,116	566,956
PGT Innovations, Inc. (a)	12,560	271,296
Quanex Building Products Corp.	6,845	124,579
Simpson Manufacturing Co., Inc.	3,503	253,827
Stella-Jones, Inc.	4,298	143,882
Universal Forest Products, Inc.	7,279	257,167
Vulcan Materials Co.	12,258	1,363,090

		4,627,841

Electrical Components & Equipment — 0.5%
Acuity Brands, Inc.	589	92,591
Belden, Inc.	9,683	691,463

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energizer Holdings, Inc.	2,988	$175,246
Insteel Industries, Inc.	3,304	118,547
Littelfuse, Inc.	3,577	707,853
Novanta, Inc. (a)	9,088	621,619

		2,407,319

Electronics — 2.8%
Agilent Technologies, Inc.	27,396	1,932,514
Allegion PLC	11,889	1,076,787
AVX Corp.	16,088	290,388
Badger Meter, Inc.	819	43,366
Brady Corp. Class A	5,455	238,656
Coherent, Inc. (a)	4,197	722,681
Corning, Inc.	38,254	1,350,366
Fortive Corp.	14,338	1,207,260
Keysight Technologies, Inc. (a)	31,832	2,109,825
Knowles Corp. (a)	19,032	316,312
Mesa Laboratories, Inc.	1,367	253,743
National Instruments Corp.	33,636	1,625,628
Rotork PLC	11,246	48,405
Sensata Technologies Holding PLC (a)	35,742	1,771,016
SYNNEX Corp.	1,186	100,454

		13,087,401

Engineering & Construction — 0.1%
Aegion Corp. (a)	15,733	399,304
Comfort Systems USA, Inc.	1,345	75,858
frontdoor, Inc. (a) (e)	175	7,175
Sarana Menara Nusantara Tbk PT	5,291,100	172,906

		655,243

Environmental Controls — 0.8%
Heritage-Crystal Clean, Inc. (a)	4,804	102,565
Stericycle, Inc. (a)	6,642	389,753
Waste Connections, Inc.	38,566	3,076,410

		3,568,728

Machinery – Construction & Mining — 0.6%
Bloom Energy Corp. (a)	10,258	349,593
BWX Technologies, Inc.	41,535	2,597,599

		2,947,192

Machinery – Diversified — 2.5%
AGCO Corp.	7,935	482,369
Chart Industries, Inc. (a)	15,852	1,241,687
CSW Industrials, Inc. (a)	7,812	419,504
Gardner Denver Holdings, Inc. (a)	27,748	786,378
Graco, Inc.	16,821	779,485
IDEX Corp.	11,498	1,732,289
Mueller Water Products, Inc. Class A	31,123	358,226
Roper Technologies, Inc.	9,689	2,869,979
Wabtec Corp.	4,309	451,928
Welbilt, Inc. (a)	1,016	21,214

	Number of Shares	Value
Xylem, Inc.	31,260	$2,496,736

		11,639,795

Metal Fabricate & Hardware — 0.7%
CIRCOR International, Inc.	7,115	337,963
RBC Bearings, Inc. (a)	5,920	890,131
Rexnord Corp. (a)	8,590	264,572
Sun Hydraulics Corp.	8,310	455,222
Valmont Industries, Inc.	9,515	1,317,827

		3,265,715

Miscellaneous – Manufacturing — 2.5%
AZZ, Inc.	7,510	379,255
Barnes Group, Inc.	4,708	334,409
Colfax Corp. (a)	25,762	928,978
ESCO Technologies, Inc.	11,932	811,973
Haynes International, Inc.	6,743	239,376
Hillenbrand, Inc.	3,314	173,322
John Bean Technologies Corp.	13,840	1,651,112
Lydall, Inc. (a)	3,815	164,426
Myers Industries, Inc.	21,556	501,177
Raven Industries, Inc.	5,321	243,436
Textron, Inc.	93,112	6,654,715

		12,082,179

Packaging & Containers — 0.5%
Ardagh Group SA	3,002	50,103
Ball Corp.	40,858	1,797,344
Multi-Color Corp.	1,040	64,740
Sealed Air Corp.	9,987	400,978
WestRock Co.	203	10,848

		2,324,013

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	16,860	1,650,931
Expeditors International of Washington, Inc.	11,633	855,374
Genesee & Wyoming, Inc. Class A (a)	5,950	541,390
International Seaways, Inc. (a)	5,547	111,051
J.B. Hunt Transport Services, Inc.	2,050	243,827
Kansas City Southern	12,302	1,393,571
Kirby Corp. (a)	2,464	202,664
Knight-Swift Transportation Holdings, Inc.	1,906	65,719
Landstar System, Inc.	7,621	929,762
Matson, Inc.	14,894	590,398
Old Dominion Freight Line, Inc.	2,584	416,696
Overseas Shipholding Group, Inc. Class A (a)	26,269	82,747
Patriot Transportation Holding, Inc. (a)	1,502	28,703
Saia, Inc. (a)	501	38,301
Schneider National, Inc. Class B	6,523	162,945
Tidewater, Inc. (a)	13,109	408,870

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Logistics Holdings, Inc.	8,622	$317,290
US Xpress Enterprises, Inc. Class A (a)	4,231	58,388

		8,098,627

		71,891,765

Technology — 7.6%
Computers — 0.5%
Conduent, Inc. (a)	17,204	387,434
Cray, Inc. (a)	7,779	167,249
CyberArk Software Ltd. (a)	4,140	330,538
Endava PLC (a)	2,624	75,965
Lumentum Holdings, Inc. (a)	7,413	444,409
Pure Storage, Inc. Class A (a)	20,997	544,872
Western Digital Corp.	3,619	211,856

		2,162,323

Semiconductors — 1.8%
Cabot Microelectronics Corp.	1,774	183,024
Cree, Inc. (a)	2,963	112,209
CTS Corp.	6,731	230,873
Entegris, Inc.	19,466	563,541
Inphi Corp. (a)	8,880	337,262
Lattice Semiconductor Corp. (a)	72,862	582,896
MACOM Technology Solutions Holdings, Inc. (a)	8,904	183,422
Marvell Technology Group Ltd.	47,108	909,184
Maxim Integrated Products, Inc.	13,407	756,021
MaxLinear, Inc. (a)	6,407	127,371
Microchip Technology, Inc.	27,523	2,171,840
MKS Instruments, Inc.	2,043	163,746
Monolithic Power Systems, Inc.	800	100,424
Rudolph Technologies, Inc. (a)	4,250	103,913
Silicon Laboratories, Inc. (a)	1,844	169,279
Skyworks Solutions, Inc.	6,559	594,967
Synaptics, Inc. (a)	1,201	54,790
Xilinx, Inc.	13,109	1,050,949

		8,395,711

Software — 5.3%
2U, Inc. (a)	5,692	427,981
Adyen NV (a) (d)	42	34,257
athenahealth, Inc. (a)	2,336	312,090
Atlassian Corp. PLC Class A (a)	17,139	1,647,743
Avalara, Inc. (a)	2,549	89,037
Black Knight, Inc. (a)	45,306	2,353,647
CDK Global, Inc.	9,816	614,089
Ceridian HCM Holding, Inc. (a)	5,358	225,197
Checkr, Inc. (a) (b) (c)	1,913	23,511
Cision Ltd. (a)	38,579	648,127
Computer Modelling Group Ltd.	36,471	238,594
Coupa Software, Inc. (a)	17,878	1,414,150
The Descartes Systems Group, Inc. (a)	31,980	1,084,122

	Number of Shares	Value
DocuSign, Inc. (a)	701	$36,852
Electronic Arts, Inc. (a)	1,748	210,616
Envestnet, Inc. (a)	1,101	67,106
Fidelity National Information Services, Inc.	7,441	811,590
Fiserv, Inc. (a)	16,001	1,318,162
Five9, Inc. (a)	11,524	503,484
Guidewire Software, Inc. (a)	7,259	733,232
Instructure, Inc. (a)	2,002	70,871
MSCI, Inc.	2,813	499,054
PagerDuty, Inc. (a) (b) (c)	912	14,788
Paycom Software, Inc. (a)	300	46,623
PDF Solutions, Inc. (a)	13,569	122,528
Pluralsight, Inc. Class A (a)	5,472	175,104
RealPage, Inc. (a)	18,521	1,220,534
Red Hat, Inc. (a)	7,339	1,000,159
Splunk, Inc. (a)	3,066	370,710
SS&C Technologies Holdings, Inc	41,181	2,340,316
SVMK, Inc. (a)	3,886	62,293
Tableau Software, Inc. Class A (a)	29,798	3,329,628
Toast, Inc. (a) (b) (c)	22	392
The Ultimate Software Group, Inc. (a)	3,144	1,012,965
Veeva Systems, Inc. Class A (a)	2,613	284,477
Workday, Inc. Class A (a)	9,559	1,395,423
Workiva, Inc. (a)	4,445	175,577
Zynga, Inc. Class A (a)	88,588	355,238

		25,270,267

		35,828,301

Utilities — 3.4%
Electric — 2.1%
Entergy Corp.	6,034	489,538
FirstEnergy Corp.	83,272	3,095,220
MGE Energy, Inc.	1,919	122,528
NorthWestern Corp.	5,717	335,359
PG&E Corp.	39,701	1,826,643
PNM Resources, Inc.	27,714	1,093,317
Portland General Electric Co.	5,929	270,422
SCANA Corp.	26,609	1,034,824
Sempra Energy	6,141	698,539
Vistra Energy Corp. (a)	43,312	1,077,603

		10,043,993

Gas — 1.1%
Atmos Energy Corp.	9,014	846,505
Chesapeake Utilities Corp.	9,238	775,068
ONE Gas, Inc.	19,691	1,620,176
RGC Resources, Inc.	2,035	54,355
South Jersey Industries, Inc.	17,630	621,810
Southwest Gas Holdings, Inc.	13,040	1,030,551

		4,948,465

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.2%
California Water Service Group	13,311	$571,042
Middlesex Water Co.	5,139	248,830
SJW Group	2,947	180,209

		1,000,081

		15,992,539

TOTAL COMMON STOCK (Cost $416,041,641)		444,224,549

PREFERRED STOCK — 0.4%
Communications — 0.0%
Internet — 0.0%
Evolve Vacation Rental Network, Inc. Convertible (a) (b) (c)	5,266	44,816
Vroom, Inc. Series G Convertible (a) (b) (c)	2,598	46,637

		91,453

Consumer, Cyclical — 0.1%
Retail — 0.1%
A Place for Rover, Inc. Series G Convertible (a) (b) (c)	14,208	106,965
Framebridge, Inc. Series C Convertible (a) (b) (c)	17,111	59,454
JAND Inc. Series E (b) (c)	8,802	134,662

		301,081

Consumer, Non-cyclical — 0.1%
Agriculture — 0.1%
Bunge Ltd. 4.875%	2,190	237,615

Commercial Services — 0.0%
Zenpayroll Inc. Series C Convertible (b) (c)	11,076	84,209

Foods — 0.0%
SweetGreen, Inc. Series G Convertible (a) (b) (c)	3,977	35,793

Health Care – Products — 0.0%
Outset Medical, Inc. Series D (b) (c)	7,484	23,275
Tempus Labs, Inc. Series E Convertible (a) (b) (c)	1,741	29,149

		52,424

Healthcare-Services — 0.0%
Tempus Labs, Inc. Series D Convertible (a) (b) (c)	2,275	36,762

		446,803

Financial — 0.0%
Diversified Financial Services — 0.0%
Convoy, Inc., Series C Convertible (a) (b) (c)	17,990	127,740

	Number of Shares	Value
Industrial — 0.1%
Electronics — 0.1%
Sartorius AG 0.350%	2,922	$474,240

Technology — 0.1%
Computers — 0.0%
Mesosphere, Inc. Series D Convertible (a) (b) (c)	6,566	72,584

Internet — 0.0%
Doximity, Inc. Series C (a) (b) (c)	1,767	8,817
Toast, Inc. Series B Convertible (a) (b) (c)	197	3,507
Toast, Inc. Series D Convertible (a) (b) (c)	12,463	221,866

		234,190

Software — 0.1%
Checkr, Inc. Series C Convertible (a) (b) (c)	7,811	106,628
JetClosing, Inc. Series A Convertible (a) (b) (c)	11,678	22,782
PagerDuty, Inc. Series D Convertible (a) (b) (c)	6,533	111,510
Slack Technologies, Inc. Series H (a) (b) (c)	5,838	69,503

		310,423

		617,197

Utilities — 0.0%
Gas — 0.0%
South Jersey Industries, Inc. 7.250%	1,441	80,422

TOTAL PREFERRED STOCK (Cost $2,036,313)		2,138,936

TOTAL EQUITIES (Cost $418,077,954)		446,363,485

	Principal Amount
BONDS & NOTES — 0.0%

BANK LOANS — 0.0%
Internet — 0.0%
Uber Technologies, 2018 Term Loan, 1 mo. LIBOR + 4.000% 6.120% VRN 4/04/25	$44,888	45,126
Blue Nile, Inc. Term Loan 1 mo. LIBOR + 6.500% 8.743% VRN 2/17/23	38,462	38,365

		83,491

TOTAL BANK LOANS (Cost $83,683)		83,491

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CORPORATE DEBT — 0.0%
Biotechnology — 0.0%
Allogene Therapeutics, Inc. Promissory Note 1.000% 9/15/19 (b) (c)	$23,366	$23,366

TOTAL CORPORATE DEBT (Cost $23,366)		23,366

TOTAL BONDS & NOTES (Cost $107,049)		106,857

TOTAL LONG-TERM INVESTMENTS (Cost $418,185,003)		446,470,342

	Number of Shares
SHORT-TERM INVESTMENTS — 5.9%
Mutual Fund — 5.6%
T. Rowe Price Government Reserve Investment Fund	26,278,400	26,278,400

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$1,341,963	1,341,963

TOTAL SHORT-TERM INVESTMENTS (Cost $27,620,363)		27,620,363

TOTAL INVESTMENTS — 100.2% (Cost $445,805,366) (g)		474,090,705

Other Assets/(Liabilities) — (0.2)%		(1,060,571)

NET ASSETS — 100.0%		$473,030,134

Abbreviation Legend

ADR	American Depositary Receipt
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $1,670,395 or 0.35% of net assets.

(d)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $236,232 or 0.05% of net assets.

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)

Maturity value of $1,342,086. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $1,368,908.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Russell 2000 E Mini Index	12/21/18	42	$3,611,767	$(40,087)

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 98.6%

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 4.9%
Pass-Through Securities — 4.9%
Government National Mortgage Association Pool #MA4383 4.000% 4/20/47	$129,663	$132,154
Pool #MA5398 4.000% 8/20/48	154,655	157,421
Pool #MA5399 4.500% 8/20/48	129,747	134,252
Government National Mortgage Association II Pool #MA3596 3.000% 4/20/46	64,151	62,327
Pool #MA3873 3.000% 8/20/46	627,057	609,029
Pool #MA4068 3.000% 11/20/46	53,931	52,381
Pool #MA4836 3.000% 11/20/47	747,531	724,871
Pool #MA4452 4.000% 5/20/47	64,255	65,430
Pool #MA4511 4.000% 6/20/47	80,361	81,830
Pool #MA4720 4.000% 9/20/47	55,342	56,336
Pool #MA5068 4.000% 3/20/48	171,927	173,404
Pool #MA4588 4.500% 7/20/47	614,634	636,843
Pool #MA5331 4.500% 7/20/48	253,580	262,386
Pool #MA4781 5.000% 10/20/47	287,244	301,427
Pool #MA4840 5.000% 11/20/47	195,146	204,781
Pool #MA4903 5.000% 12/20/47	119,108	124,841
Pool #MA5194 5.000% 5/20/48	206,284	215,825
Pool #MA5332 5.000% 7/20/48	528,705	553,158
Pool #MA5468 5.000% 9/20/48	465,000	486,506
Government National Mortgage Association II TBA(a) Pool #1315 5.000% 5/29/47	470,000	490,673

		5,525,875

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $5,500,081)		5,525,875

U.S. TREASURY OBLIGATIONS — 93.7%
U.S. Treasury Bonds & Notes — 93.7%
U.S. Treasury Bond 2.250% 8/15/46	4,405,000	3,636,396
2.500% 2/15/45	4,230,000	3,703,828
2.500% 2/15/46	4,300,000	3,752,355
2.500% 5/15/46	4,325,000	3,771,400
2.750% 8/15/42	2,300,000	2,129,620
2.750% 11/15/42	2,000,000	1,850,437
2.750% 8/15/47	4,610,000	4,221,679
2.750% 11/15/47	4,860,000	4,449,178

	Principal Amount	Value
2.875% 5/15/43	$3,000,000	$2,835,984
2.875% 8/15/45	4,125,000	3,883,108
2.875% 11/15/46	2,700,000	2,539,266
3.000% 5/15/42	2,175,000	2,106,250
3.000% 11/15/44	3,900,000	3,763,378
3.000% 5/15/45	3,500,000	3,376,515
3.000% 11/15/45	3,800,000	3,664,566
3.000% 5/15/47 (b)	4,700,000	4,526,687
3.000% 2/15/48	5,955,000	5,731,780
3.000% 8/15/48	3,265,000	3,142,817
3.125% 11/15/41	1,785,000	1,766,899
3.125% 2/15/42	1,495,000	1,479,209
3.125% 2/15/43	2,680,000	2,647,212
3.125% 8/15/44	3,430,000	3,386,107
3.125% 5/15/48	2,675,000	2,639,389
3.375% 5/15/44	3,200,000	3,298,450
3.500% 2/15/39	2,420,000	2,548,941
3.625% 8/15/43	2,900,000	3,111,247
3.625% 2/15/44	3,400,000	3,651,441
3.750% 11/15/43	3,000,000	3,284,484
4.250% 11/15/40	2,300,000	2,690,964
4.375% 5/15/40	2,400,000	2,851,163
4.375% 5/15/41	1,500,000	1,787,555
4.500% 2/15/36	1,300,000	1,542,409
4.500% 5/15/38	550,000	659,820
4.625% 2/15/40	2,230,000	2,734,154
4.750% 2/15/37	1,000,000	1,228,109
5.250% 11/15/28	700,000	832,497
5.375% 2/15/31	660,000	815,513
U.S. Treasury Note 5.500% 8/15/28	485,000	585,327

		106,626,134

TOTAL U.S. TREASURY OBLIGATIONS (Cost $108,745,090)		106,626,134

TOTAL BONDS & NOTES (Cost $114,245,171)		112,152,009

TOTAL LONG-TERM INVESTMENTS (Cost $114,245,171)		112,152,009

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (c)	$2,980,388	$2,980,388

TOTAL SHORT-TERM INVESTMENTS (Cost $2,980,388)		2,980,388

TOTAL INVESTMENTS — 101.2% (Cost $117,225,559) (d)		115,132,397

Other Assets/(Liabilities) — (1.2)%		(1,337,893)

NET ASSETS — 100.0%		$113,794,504

FORWARD SALES COMMITMENTS — (0.2)%
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — (0.2)%
Pass-Through Securities — (0.2)%
Government National Mortgage Association II TBA, (a) Pool #1523 4.500% 4/29/48	(180,000)	(186,005)

TOTAL FORWARD SALES COMMITMENTS (Cost $(185,716))		(186,005)

Abbreviation Legend

TBA	To Be Announced

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(b)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(c)

Maturity value of $2,980,661. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $3,040,466.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/19/18	1	$144,384	$(3,884)
U.S. Treasury Note Ultra 10 Year	12/19/18	22	2,784,550	(12,550)
U.S. Treasury Ultra Bond	12/19/18	16	2,517,538	(49,038)

				$(65,472)

Short
U.S. Treasury Note 10 Year	12/19/18	3	$(357,933)	$1,589
U.S. Treasury Note 2 Year	12/31/18	40	(8,426,810)	(2,565)
U.S. Treasury Note 5 Year	12/31/18	38	(4,272,830)	(1,279)

				$(2,255)

The accompanying notes are an integral part of the financial statements.

91

MM Select Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2018

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Assets:
Investments, at value (Note 2) (a)	$484,226,042	$490,242,578
Repurchase agreements, at value (Note 2) (b)	-	1,068,259
Other short-term investments, at value (Note 2) (c)	740,459	22,886,750

Total investments	484,966,501	514,197,587

Cash	5,971,982	-
Foreign currency, at value (d)	3,189,113	5,136,568
Receivables from:
Investments sold	-	1,354,012
Premium on written options	-	-
Closed swap agreements, at value	-	84,440
Investments sold on a when-issued basis (Note 2)	-	5,623,781
Open forward contracts (Note 2)	-	1,049,305
Investment adviser (Note 3)	-	19,164
Fund shares sold	3,375,064	169,618
Collateral pledged for open futures contracts (Note 2)	-	-
Collateral pledged for open swaps agreements (Note 2)	-	40,633
Variation margin on open derivative instruments (Note 2)	587,353	7,201
Interest and dividends	813,044	3,396,662
Interest tax reclaim receivable	-	31,970
Foreign taxes withheld	530,878	-
Open swap agreements, at value (Note 2)	-	-
Prepaid expenses	2	-

Total assets	499,433,937	531,110,941

Liabilities:
Payables for:
Investments purchased	-	4,535,723
Collateral held for open swaps agreements (Note 2)	-	88,288
Closed swap agreements, at value	-	-
Written options outstanding, at value (Note 2) (e)	-	52,190
Forward sales commitments (Note 2) (f)	-	-
Open forward contracts (Note 2)	-	1,080,067
Interest and dividends	-	332
Investments purchased on a when-issued basis (Note 2)	-	12,549,721
Fund shares repurchased	1,004,625	76,565
Investment advisory fees	7,170	-
Premium on written options	-	-
Open swap agreements, at value (Note 2)	-	169,813
Trustees’ fees and expenses (Note 3)	55,294	12,935
Variation margin on open derivative instruments (Note 2)	-	133,718
Affiliates (Note 3):
Investment advisory fees	145,942	185,693
Administration fees	39,369	10,011
Due to custodian	-	21,267
Accrued expense and other liabilities	434,332	108,732

Total liabilities	1,686,732	19,025,055

Net assets	$497,747,205	$512,085,886

Net assets consist of:
Paid-in capital	$273,274,335	$512,811,027
Accumulated undistributed (distributions in excess of) net investment income	18,232,557	12,802,733
Accumulated net realized gain (loss) on investments and foreign currency transactions	140,507,370	(2,437,918)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	65,732,943	(11,089,956)

Net assets	$497,747,205	$512,085,886

(a) Cost of investments:	$418,479,133	$500,160,519
(b) Cost of repurchase agreements:	$-	$1,068,259
(c) Cost of other short-term investments:	$740,653	$22,894,979
(d) Cost of foreign currency:	$3,204,966	$5,197,287
(e) Premiums on written options:	$-	$60,156
(f) Proceeds from forward sales commitments:	$-	$-

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$70,638,814	$918,279,676	$115,859,729	$60,093,799	$446,470,342	$112,152,009
6,010,849	1,993,569	-	1,347,968	1,341,963	2,980,388
-	7,020,991	-	-	26,278,400	-

76,649,663	927,294,236	115,859,729	61,441,767	474,090,705	115,132,397

45,375	268	401,379	34,618	-	6,016
2,943	-	2,053	81,145	8,217	-

-	3,108,727	-	33,841	1,231,057	-
-	-	14,400	-	-	-
-	-	-	-	-	-
-	-	-	-	-	2,286,150
140,969	-	-	-	-	-
8,716	39,412	8,945	4,207	56,850	8,063
21,557	483,913	13,020	28,457	485,427	45,684
-	-	-	-	124,000	-
9,375	-	-	-	-	-
91,479	-	-	-	32,762	-
1,115,231	899,789	273,438	184,106	263,551	876,386
-	-	298	-	-	-
-	40,102	-	12,362	6,958	-
11,717	-	102,062	-	-	-
-	-	-	-	-	-

78,097,025	931,866,447	116,675,324	61,820,503	476,299,527	118,354,696

2,667,759	8,188,808	-	536,887	2,699,003	4,258,077
-	-	-	-	-	-
92,835	-	-	-	-	-
-	-	14,953	-	-	-
-	-	-	-	-	186,005
105,780	-	-	-	-	-
642	-	-	-	-	383
-	-	-	-	42,864	-
12,767	52,389	28,615	5,094	38,741	14,507
-	-	-	-	-	-
-	-	7,298	-	-	-
95,275	-	-	-	-	-
1,660	22,944	3,097	1,563	11,592	2,780
1,376	-	15,961	-	-	9,703

40,607	443,953	31,353	30,637	255,082	29,613
14,577	12,709	13,667	14,863	9,917	14,137
-	-	-	-	82,327	-
59,666	95,327	48,755	71,085	129,867	44,987

3,092,944	8,816,130	163,699	660,129	3,269,393	4,560,192

$75,004,081	$923,050,317	$116,511,625	$61,160,374	$473,030,134	$113,794,504

$76,375,616	$891,487,589	$115,662,174	$60,150,678	$438,479,373	$114,449,304
1,645,095	5,093,159	2,069,532	887,805	933,583	1,568,058
(583,426)	(12,038,240)	(360,098)	(26,003)	5,372,264	(61,680)
(2,433,204)	38,507,809	(859,983)	147,894	28,244,914	(2,161,178)

$75,004,081	$923,050,317	$116,511,625	$61,160,374	$473,030,134	$113,794,504

$73,111,209	$879,771,709	$116,858,699	$59,944,945	$418,185,003	$114,245,171
$6,010,849	$1,993,569	$-	$1,347,968	$1,341,963	$2,980,388
$-	$7,020,991	$-	$-	$26,278,400	$-
$2,782	$-	$2,057	$81,648	$8,208	$-
$-	$-	$14,400	$-	$-	$-
$-	$-	$-	$-	$-	$185,716

93

MM Select Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Class I shares:
Net assets	$497,747,205	$512,085,886

Shares outstanding (a)	40,276,924	51,540,032

Net asset value, offering price and redemption price per share	$12.36	$9.94

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund

$75,004,081	$923,050,317	$116,511,625	$61,160,374	$473,030,134	$113,794,504

7,783,520	84,880,182	11,546,537	5,794,256	41,231,467	11,342,783

$9.64	$10.87	$10.09	$10.56	$11.47	$10.03

95

MM Select Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MM Select Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund+
Investment income (Note 2):
Dividends (a)	$24,383,344	$-
Interest (b)	57,614	8,317,267
Securities lending net income	242,412	-

Total investment income	24,683,370	8,317,267

Expenses (Note 3):
Investment advisory fees	1,986,410	1,166,781
Custody fees	668,190	71,305
Audit fees	39,593	39,032
Legal fees	21,354	4,078
Proxy fees	997	-
Accounting & Administration fees	45,073	10,636
Shareholder reporting fees	41,543	17,273
Trustees’ fees	55,872	21,432
Transfer agent fees	3,000	2,000

Total expenses	2,862,032	1,332,537
Expenses waived:
Class I fees reimbursed by adviser	(103,139)	(217,613)

Net expenses:	2,758,893	1,114,924

Net investment income (loss)	21,924,477	7,202,343

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	151,027,276	(3,283,231)
Futures contracts	937,587	149,658
Written options	-	11,624
Swap agreements	-	8,318
Foreign currency transactions	(470,121)	19,499
Forward contracts	345,671	6,256,605

Net realized gain (loss)	151,840,413	3,162,473

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(59,491,591)	(9,926,532)*
Futures contracts	(219,027)	(1,087,726)
Written options	-	7,966
Forward sales commitments	-	-
Swap agreements	-	28,095
Translation of assets and liabilities in foreign currencies	(6,626)	(80,997)
Forward contracts	(743)	(30,762)

Net change in unrealized appreciation (depreciation)	(59,717,987)	(11,089,956)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	92,122,426	(7,927,483)

Net increase (decrease) in net assets resulting from operations	$114,046,903	$(725,140)

(a) Net of foreign withholding tax of:	$1,194,322	$-
(b) Net of foreign withholding tax of:	$239	$39,395
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$(362)
+	Fund commenced operations on February 9, 2018.

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Emerging Markets Bond Fund+	MassMutual Select T. Rowe Price Large Cap Blend Fund+	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund+	MassMutual Select T. Rowe Price Real Assets Fund+	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund+	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund+

$-	$7,679,620	$-	$1,074,548	$2,248,413	$-
2,037,612	90,472	2,258,322	7,250	200,787	1,674,773
-	-	-	-	-	-

2,037,612	7,770,092	2,258,322	1,081,798	2,449,200	1,674,773

244,719	2,767,127	203,502	196,698	1,560,893	177,463
20,802	64,558	9,292	50,676	99,105	5,401
39,733	35,689	38,858	36,674	34,982	39,032
4,653	6,178	1,611	815	3,245	1,449
-	-	-	-	-	-
15,203	13,334	14,292	15,488	10,542	14,762
12,773	22,616	10,780	7,703	14,940	10,475
2,801	37,927	5,122	2,590	19,117	4,503
2,000	2,000	2,000	2,000	2,000	2,000

342,684	2,949,429	285,457	312,644	1,744,824	255,085

(104,763)	(274,539)	(100,456)	(122,190)	(230,525)	(88,714)

237,921	2,674,890	185,001	190,454	1,514,299	166,371

1,799,691	5,095,202	2,073,321	891,344	934,901	1,508,402

(820,154)	(12,038,240)	(398,601)	(23,474)	5,298,280	(20,374)
(33,303)	-	(56,755)	-	73,998	17,215
1,320	-	(650)	-	-	1,135
(67,184)	-	-	-	-	-
(15,227)	(2,043)	8,655	(6,068)	(1,332)	-
196,526	-	83,464	-	-	-

(738,022)	(12,040,283)	(363,887)	(29,542)	5,370,946	(2,024)

(2,472,395)	38,507,967	(998,970)	148,854	28,285,339	(2,093,162)
(23,054)	-	37,500	-	(40,087)	(67,727)
-	-	(553)	-	-	-
-	-	-	-	-	(289)
16,780	-	102,062	-	-	-
10,276	(158)	(22)	(960)	(338)	-
35,189	-	-	-	-	-

(2,433,204)	38,507,809	(859,983)	147,894	28,244,914	(2,161,178)

(3,171,226)	26,467,526	(1,223,870)	118,352	33,615,860	(2,163,202)

$(1,371,535)	$31,562,728	$849,451	$1,009,696	$34,550,761	$(654,800)

$-	$110,805	$-	$44,222	$26,203	$-
$7,825	$-	$-	$-	$-	$-
$-	$-	$-	$-	$-	$-

97

MM Select Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM Select Equity Asset Fund		MassMutual Select T. Rowe Price Bond Asset Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2018†
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,924,477	$22,872,192	$7,202,343
Net realized gain (loss)	151,840,413	31,580,910	3,162,473
Net change in unrealized appreciation (depreciation)	(59,717,987)	117,030,795	(11,089,956)

Net increase (decrease) in net assets resulting from operations	114,046,903	171,483,897	(725,140)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(23,594,966)	(5,692,766)	-

Total distributions from net investment income	(23,594,966)	(5,692,766)	-

From net realized gains:
Class I	(41,359,057)	(56,923)	-

Total distributions from net realized gains	(41,359,057)	(56,923)	-

Net fund share transactions (Note 5):
Class I	(639,661,643)	(24,503,478)	512,811,026

Increase (decrease) in net assets from fund share transactions	(639,661,643)	(24,503,478)	512,811,026

Total increase (decrease) in net assets	(590,568,763)	141,230,730	512,085,886
Net assets
Beginning of year	1,088,315,968	947,085,238	-

End of year	$497,747,205	$1,088,315,968	$512,085,886

Accumulated undistributed (distributions in excess of) net investment income at end of year	$18,232,557	$18,431,751	$12,802,733

†	Fund commenced operations on February 9, 2018.

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund
Period Ended September 30, 2018†	Period Ended September 30, 2018†	Period Ended September 30, 2018†	Period Ended September 30, 2018†

$1,799,691	$5,095,202	$2,073,321	$891,344
(738,022)	(12,040,283)	(363,887)	(29,542)
(2,433,204)	38,507,809	(859,983)	147,894

(1,371,535)	31,562,728	849,451	1,009,696

-	-	-	-

-	-	-	-

-	-	-	-

-	-	-	-

76,375,616	891,487,589	115,662,174	60,150,678

76,375,616	891,487,589	115,662,174	60,150,678

75,004,081	923,050,317	116,511,625	61,160,374

-	-	-	-

$75,004,081	$923,050,317	$116,511,625	$61,160,374

$1,645,095	$5,093,159	$2,069,532	$887,805

99

MM Select Equity Asset Fund and MassMutual Select T. Rowe Price Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund
	Period Ended September 30, 2018†	Period Ended September 30, 2018†
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$934,901	$1,508,402
Net realized gain (loss)	5,370,946	(2,024)
Net change in unrealized appreciation (depreciation)	28,244,914	(2,161,178)

Net increase (decrease) in net assets resulting from operations	34,550,761	(654,800)

Net fund share transactions (Note 5):
Class I	438,479,373	114,449,304

Increase (decrease) in net assets from fund share transactions	438,479,373	114,449,304

Total increase (decrease) in net assets	473,030,134	113,794,504
Net assets
Beginning of year	-	-

End of year	$473,030,134	$113,794,504

Accumulated undistributed (distributions in excess of) net investment income at end of year	$933,583	$1,568,058

†	Fund commenced operations on February 9, 2018.

The accompanying notes are an integral part of the financial statements.

100

MM Select Equity Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.85	$0.24	$0.99	$1.23	$(0.26)	$(0.46)	$(0.72)	$12.36	10.73%		$497,747	0.26%		0.25%		1.99%
9/30/17	10.17	0.24	1.50	1.74	(0.06)	(0.00)[d]	(0.06)	11.85	17.18%		1,088,316	0.28%		0.25%		2.18%
9/30/16[g]	10.00	0.01	0.16	0.17	-	-	-	10.17	1.70%	[b]	947,085	0.69%	[a]	0.25%	[a]	5.50%	[a]

	Year ended September 30		Period ended September 30, 2016[b]
	2018	2017
Portfolio turnover rate	37%	31%	0%[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.5%.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

101

MassMutual Select T. Rowe Price Bond Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.18	$(0.24)	$(0.06)	$-	$-	$-	$9.94	(0.60%	)[b]	$512,086	0.51%	[a]	0.43%	[a]	2.78%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	170%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.33	$(0.69)	$(0.36)	$-	$-	$-	$9.64	(3.60%	)[b]	$75,004	1.01%	[a]	0.70%	[a]	5.30%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

103

MassMutual Select T. Rowe Price Large Cap Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.07	$0.80	$0.87	$-	$-	$-	$10.87	8.70%	[b]	$923,050	0.64%	[a]	0.58%	[a]	1.11%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	64%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

104

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.22	$(0.13)	$0.09	$-	$-	$-	$10.09	0.90%	[b]	$116,512	0.46%	[a]	0.30%	[a]	3.36%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

105

MassMutual Select T. Rowe Price Real Assets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.19	$0.37	$0.56	$-	$-	$-	$10.56	5.60%	[b]	$61,160	1.00%	[a]	0.61%	[a]	2.86%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	13%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.03	$1.44	$1.47	$-	$-	$-	$11.47	14.70%	[b]	$473,030	0.75%	[a]	0.65%	[a]	0.40%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	22%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

107

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18[g]	$10.00	$0.18	$(0.15)	$0.03	$-	$-	$-	$10.03	0.30%	[b]	$113,795	0.46%	[a]	0.30%	[a]	2.72%	[a]

Period ended September 30, 2018[b]
Portfolio turnover rate	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

108

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Select Equity Asset Fund (“Equity Asset Fund”)

MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”)

MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”)

MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”)

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”)

MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”)

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”)

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

109

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

110

Notes to Financial Statements (Continued)

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been

111

Notes to Financial Statements (Continued)

de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2018, for the Funds’ investments:

	Level 1	Level 2	Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock	$484,101,839	$118,406	$251	**	$484,220,496
Warrants	611	-	135	**	746
Rights	103	-	4,697	**	4,800
Short-Term Investments	-	740,459	-		740,459

Total Investments	$484,102,553	$858,865	$5,083		$484,966,501

MM Select T. Rowe Price Bond Asset Fund
Asset Investments
Bank Loans	$-	$10,631,995	$-		$10,631,995
Corporate Debt	-	162,061,804	-		162,061,804
Non-U.S. Government Agency Obligations	-	83,065,734	-		83,065,734
Sovereign Debt Obligations	-	87,602,921	-		87,602,921
U.S. Government Agency Obligations and Instrumentalities	-	85,990,672	-		85,990,672
U.S. Treasury Obligations	-	60,846,098	-		60,846,098
Purchased Options	-	43,354	-		43,354
Short-Term Investments	22,135,158	1,819,851	-		23,955,009

Total Investments	$22,135,158	$492,062,429	$-		$514,197,587

Asset Derivatives
Forward Contracts	$-	$1,049,305	$-		$1,049,305
Futures Contracts	349,885	-	-		349,885
Swap Agreements	-	4,418	-		4,418

Total	$349,885	$1,053,723	$-		$1,403,608

Liability Derivatives
Forward Contracts	$-	$(1,080,067)	$-		$(1,080,067)
Futures Contracts	(1,437,611)	-	-		(1,437,611)

112

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price Bond Asset Fund (Continued)
Swap Agreements	$-	$(182,195)	$-		$(182,195)
Written Options	(51,562)	(628)	-		(52,190)

Total	$(1,489,173)	$(1,262,890)	$-		$(2,752,063)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Investments
Corporate Debt	$-	$30,954,448	$-		$30,954,448
Sovereign Debt Obligations	-	39,632,140	-		39,632,140
U.S. Treasury Obligations	-	49,939	-		49,939
Purchased Options	-	2,287	-		2,287
Short-Term Investments	-	6,010,849	-		6,010,849

Total Investments	$-	$76,649,663	$-		$76,649,663

Asset Derivatives
Forward Contracts	$-	$140,969	$-		$140,969
Swap Agreements	-	24,465	-		24,465

Total	$-	$165,434	$-		$165,434

Liability Derivatives
Forward Contracts	$-	$(105,780)	$-		$(105,780)
Futures Contracts	(23,054)	-	-		(23,054)
Swap Agreements	-	(95,275)	-		(95,275)

Total	$(23,054)	$(201,055)	$-		$(224,109)

MM Select T. Rowe Price Large Cap Blend Fund
Asset Investments
Common Stock	$901,665,860	$10,560,993 *	$-		$912,226,853
Preferred Stock	3,867,018	392,008	1,171,890	**	5,430,916
Corporate Debt	-	621,907	-		621,907
Short-Term Investments	7,020,991	1,993,569	-		9,014,560

Total Investments	$912,553,869	$13,568,477	$1,171,890		$927,294,236

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Investments
Corporate Debt	$-	$16,294,482	$-		$16,294,482
Non-U.S. Government Agency Obligations	-	9,144,825	-		9,144,825
U.S. Government Agency Obligations and Instrumentalities	-	3,100,587	-		3,100,587
U.S. Treasury Obligations	-	87,319,835	-		87,319,835

Total Investments	$-	$115,859,729	$-		$115,859,729

Asset Derivatives
Futures Contracts	$102,604	$-	$-		$102,604
Swap Agreements	-	102,062	-		102,062

Total	$102,604	$102,062	$-		$204,666

Liability Derivatives
Futures Contracts	$(65,104)	$-	$-		$(65,104)
Written Options	(14,953)	-	-		(14,953)

Total	$(80,057)	$-	$-		$(80,057)

113

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
MM Select T. Rowe Price Real Assets Fund
Asset Investments
Common Stock*
Australia	$-	$5,480,518		$-		$5,480,518
Austria	-	94,719		-		94,719
Belgium	-	250,150		-		250,150
Bermuda	255,361	354,355		-		609,716
Brazil	902,534	-		-		902,534
Canada	5,127,328	-		-		5,127,328
Cayman Islands	45,804	-		-		45,804
Finland	-	136,431		-		136,431
France	-	1,614,726		-		1,614,726
Germany	-	430,867		-		430,867
Hong Kong	-	698,744		-		698,744
Ireland	92,682	-		-		92,682
Italy	-	33,650		-		33,650
Japan	-	1,684,180		-		1,684,180
Luxembourg	179,865	666,591		-		846,456
Mexico	123,580	-		-		123,580
Netherlands	249,163	439,084		-		688,247
Norway	-	371,985		-		371,985
Portugal	-	198,334		-		198,334
Republic of Korea	-	468,723		-		468,723
Singapore	-	323,843		-		323,843
Spain	-	396,771		-		396,771
Sweden	-	1,032,052		-		1,032,052
Switzerland	-	462,335		-		462,335
United Kingdom	102,344	6,457,053		-		6,559,397
United States	31,011,177	-		-		31,011,177
Preferred Stock*
Brazil	98,216	-		-		98,216
Germany	-	68,086		-		68,086
United States	242,548	-		-		242,548
Short-Term Investments	-	1,347,968		-		1,347,968

Total Investments	$38,430,602	$23,011,165		$-		$61,441,767

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Asset Investments
Common Stock	$437,649,608	$6,315,666	*	$259,275	**	$444,224,549
Preferred Stock	80,422	711,855	*	1,346,659	**	2,138,936
Bank Loans	-	83,491		-		83,491
Corporate Debt	-	-		23,366	**	23,366
Short-Term Investments	26,278,400	1,341,963		-		27,620,363

Total Investments	$464,008,430	$8,452,975		$1,629,300		$474,090,705

Liability Derivatives
Futures Contracts	$(40,087)	$-		$-		$(40,087)

114

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Asset Investments
U.S. Government Agency Obligations and Instrumentalities	$-	$5,525,875	$-	$5,525,875
U.S. Treasury Obligations	-	106,626,134	-	106,626,134
Short-Term Investments	-	2,980,388	-	2,980,388

Total Investments	$-	$115,132,397	$-	$115,132,397

Liability Investments
Forward Sales Commitments	$-	$(186,005)	$-	$(186,005)

Asset Derivatives
Futures Contracts	$1,589	$-	$-	$1,589

Liability Derivatives
Futures Contracts	$(69,316)	$-	$-	$(69,316)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.

+	Represents a security at $0 value as of September 30, 2018.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2018.

Statements of Assets and Liabilities locations	MM Select T. Rowe Price Bond Asset Fund	MM Select T. Rowe Price Emerging Markets Bond Fund	MM Select T. Rowe Price Small and Mid Cap Blend Fund	MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Receivables from:
Investments sold on a when-issued basis	X			X
Collateral pledged for open futures contracts			X
Collateral pledged for open swap agreements	X	X

Payables for:
Investments purchased on a when-issued basis	X		X
Due to custodian	X		X
Collateral held for open swaps agreements	X

The Funds, with the exception of the Equity Asset Fund, had no transfers between Levels of the fair value hierarchy during the year ended September 30, 2018. The Equity Asset Fund had transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2018; however, none of the transfers individually or collectively had a material impact on the Fund. The Funds recognize transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30,

115

Notes to Financial Statements (Continued)

2018, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Asset Fund	MM Select T. Rowe Price Bond Asset Fund	MM Select T. Rowe Price Emerging Markets Bond Fund	MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MM Select T. Rowe Price Small and Mid Cap Blend Fund	MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management		A	A	A
Directional Exposures to Currencies	A	A	A	A

Futures Contracts**
Hedging/Risk Management		A	A	A		A
Duration/Credit Quality Management		A	A	A		A
Substitution for Direct Investment	A	M		M	A	M

Interest Rate Swaps***
Hedging/Risk Management		A	A	A
Duration Management		A	A	M
Substitution for Direct Investment		A		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management		M	A
Income		A
Substitution for Direct Investment		A	A

Options (Purchased)
Hedging/Risk Management		A	A	A		A
Duration/Credit Quality Management		A		A		A
Substitution for Direct Investment		M		M		M
Directional Investment		M		M		M

Options (Written)
Hedging/Risk Management		A	A	A		A
Duration/Credit Quality Management		A		A		A
Income		A		A		A
Substitution for Direct Investment		M		M		M
Directional Investment		M		M		M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

116

Notes to Financial Statements (Continued)

At September 30, 2018, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Asset Fund
Realized Gain (Loss)#
Forward Contracts	$-	$-	$345,671	$-	$345,671
Futures Contracts	-	937,587	-	-	937,587

Total Realized Gain (Loss)	$-	$937,587	$345,671	$-	$1,283,258

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(743)	$-	$(743)
Futures Contracts	-	(219,027)	-	-	(219,027)

Total Change in Appreciation (Depreciation)	$-	$(219,027)	$(743)	$-	$(219,770)

MM Select T. Rowe Price Bond Asset Fund
Asset Derivatives
Purchased Options*	$6,656	$-	$36,698	$-	$43,354
Forward Contracts*	-	-	1,049,305	-	1,049,305
Futures Contracts^^	-	-	-	349,885	349,885
Swap Agreements^^,^^^	-	-	-	4,418	4,418

Total Value	$6,656	$-	$1,086,003	$354,303	$1,446,962

Liability Derivatives
Forward Contracts^	$-	$-	$(1,080,067)	$-	$(1,080,067)
Futures Contracts^^	-	-	-	(1,437,611)	(1,437,611)
Swap Agreements^	(169,813)	-	-	-	(169,813)
Swap Agreements^^,^^^	-	-	-	(12,382)	(12,382)
Written Options^	(628)	-	-	-	(628)
Written Options^,^^^	-	-	-	(51,562)	(51,562)

Total Value	$(170,441)	$-	$(1,080,067)	$(1,501,555)	$(2,752,063)

Realized Gain (Loss)#
Purchased Options	$(40,325)	$-	$5,335	$(69,040)	$(104,030)
Forward Contracts	-	-	6,256,605	-	6,256,605
Futures Contracts	-	-	-	149,658	149,658
Swap Agreements	19,918	-	-	(11,600)	8,318
Written Options	13,386	-	-	(1,762)	11,624

Total Realized Gain (Loss)	$(7,021)	$-	$6,261,940	$67,256	$6,322,175

Change in Appreciation (Depreciation)##
Purchased Options	$(26,854)	$-	$(20,308)	$-	$(47,162)
Forward Contracts	-	-	(30,762)	-	(30,762)
Futures Contracts	-	-	-	(1,087,726)	(1,087,726)
Swap Agreements	36,060	-	-	(7,965)	28,095
Written Options	9,872	-	-	(1,906)	7,966

Total Change in Appreciation (Depreciation)	$19,078	$-	$(51,070)	$(1,097,597)	$(1,129,589)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$2,287	$-	$2,287
Forward Contracts*	-	-	140,969	-	140,969

117

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Emerging Markets Bond Fund (Continued)
Asset Derivatives (Continued)
Swap Agreements*	$11,717	$-	$-	$-	$11,717
Swap Agreements^^,^^^	-	-	-	12,748	12,748

Total Value	$11,717	$-	$143,256	$12,748	$167,721

Liability Derivatives
Forward Contracts^	$-	$-	$(105,780)	$-	$(105,780)
Futures Contracts^^	-	-	-	(23,054)	(23,054)
Swap Agreements^	(95,275)	-	-	-	(95,275)

Total Value	$(95,275)	$-	$(105,780)	$(23,054)	$(224,109)

Realized Gain (Loss)#
Purchased Options	$(4,675)	$-	$1,972	$(3,625)	$(6,328)
Forward Contracts	-	-	196,526	-	196,526
Futures Contracts	-	-	-	(33,303)	(33,303)
Swap Agreements	(63,111)	-	-	(4,073)	(67,184)
Written Options	1,320	-	-	-	1,320

Total Realized Gain (Loss)	$(66,466)	$-	$198,498	$(41,001)	$91,031

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(1,884)	$-	$(1,884)
Forward Contracts	-	-	35,189	-	35,189
Futures Contracts	-	-	-	(23,054)	(23,054)
Swap Agreements	4,032	-	-	12,748	16,780

Total Change in Appreciation (Depreciation)	$4,032	$-	$33,305	$(10,306)	$27,031

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$102,604	$102,604
Swap Agreements*	-	-	-	102,062	102,062

Total Value	$-	$-	$-	$204,666	$204,666

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(65,104)	$(65,104)
Written Options^,^^^	-	-	-	(14,953)	(14,953)

Total Value	$-	$-	$-	$(80,057)	$(80,057)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(18,962)	$(18,962)
Forward Contracts	-	-	83,464	-	83,464
Futures Contracts	-	-	-	(56,755)	(56,755)
Written Options	-	-	-	(650)	(650)

Total Realized Gain (Loss)	$-	$-	$83,464	$(76,367)	$7,097

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$37,500	$37,500
Swap Agreements	-	-	-	102,062	102,062
Written Options	-	-	-	(553)	(553)

Total Change in Appreciation (Depreciation)	$-	$-	$-	$139,009	$139,009

118

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Liability Derivatives
Futures Contracts^^	$-	$(40,087)	$-	$-	$(40,087)

Realized Gain (Loss)#
Futures Contracts	$-	$73,998	$-	$-	$73,998

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(40,087)	$-	$-	$(40,087)

MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$1,589	$1,589

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(69,316)	$(69,316)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$17,215	$17,215
Written Options	-	-	-	1,135	1,135

Total Realized Gain (Loss)	$-	$-	$-	$18,350	$18,350

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(67,727)	$(67,727)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, or exchange-traded written options, which are not subject to a master netting agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

119

Notes to Financial Statements (Continued)

For the year ended September 30, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Equity Asset Fund	147	$4,727,249	$-	-	$-	-	$-
MM Select T. Rowe Price Bond Asset Fund	771	119,784,475	13,707,500	3,400,000	16,843,333	125	16,176,667
MM Select T. Rowe Price Emerging Markets Bond Fund	9	6,444,564	98,951,905	333,333	500,000	550,000	-
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	239	1,794,789	20,231,250	39	-	37	-
MM Select T. Rowe Price Small and Mid Cap Blend Fund	37	-	-	-	-	-	-
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	28	-	-	-	-	26	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions, and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2018.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2018.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$50,470	$(50,470)	$-	$-
Barclays Bank PLC	168,649	(168,649)	-	-
BNP Paribas SA	35,216	(35,216)	-	-
Citibank N.A.	74,718	(74,718)	-	-
Deutsche Bank AG	105,615	-	-	105,615
Goldman Sachs International	296,201	(109,198)	-	187,003
JP Morgan Chase Bank N.A.	239,965	(183,043)	(56,922)	-
Morgan Stanley & Co. LLC	104,020	(85,551)	(18,469)	-
UBS AG	17,805	(15,435)	-	2,370

	$1,092,659	$(722,280)	$(75,391)	$294,988

MM Select T. Rowe Price Emerging Markets Bond Fund
Bank of America N.A.	$2,480	$-	$-	$2,480
Barclays Bank PLC	13,382	(5,870)	-	7,512
BNP Paribas SA	19,180	(2,012)	-	17,168
Citibank N.A.	26,128	(26,128)	-	-
Deutsche Bank AG	47,257	(4,069)	-	43,188
Goldman Sachs International	18,845	(18,845)	-	-
JP Morgan Chase Bank N.A.	4,527	(4,527)	-	-
Morgan Stanley & Co. LLC	12,233	(1,807)	-	10,426
UBS AG	10,941	(1,673)	-	9,268

	$154,973	$(64,931)	$-	$90,042

120

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T.Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$101,118	$-	$-	$101,118
Barclays Bank PLC	944	-	-	944

	$102,062	$-	$-	$102,062

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2018.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$(132,975)	$50,470	$-	$(82,505)
Barclays Bank PLC	(174,177)	168,649	-	(5,528)
BNP Paribas SA	(174,333)	35,216	-	(139,117)
Citibank N.A.	(344,937)	74,718	270,219	-
Credit Suisse International	(30,859)	-	-	(30,859)
Goldman Sachs International	(109,198)	109,198	-	-
JP Morgan Chase Bank N.A.	(183,043)	183,043	-	-
Morgan Stanley & Co. LLC	(85,551)	85,551	-	-
UBS AG	(15,435)	15,435	-	-

	$(1,250,508)	$722,280	$270,219	$(258,009)

MM Select T. Rowe Price Emerging Markets Bond Fund
Barclays Bank PLC	$(5,870)	$5,870	$-	$-
BNP Paribas SA	(2,012)	2,012	-	-
Citibank N.A.	(136,298)	26,128	-	(110,170)
Deutsche Bank AG	(4,069)	4,069	-	-
Goldman Sachs International	(33,654)	18,845	-	(14,809)
JP Morgan Chase Bank N.A.	(15,672)	4,527	9,375	(1,770)
Morgan Stanley & Co. LLC	(1,807)	1,807	-	-
UBS AG	(1,673)	1,673	-	-

	$(201,055)	$64,931	$9,375	$(126,749)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2018, are discussed below.

121

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies contracts. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

122

Notes to Financial Statements (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own

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securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

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Notes to Financial Statements (Continued)

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

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Notes to Financial Statements (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the contract.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

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Notes to Financial Statements (Continued)

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2018, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund,

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Notes to Financial Statements (Continued)

through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

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Notes to Financial Statements (Continued)

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2018, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2018.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended September 30, 2018, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Asset Fund	$288,499	$46,087	$242,412

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income, dividend expense, and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

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Notes to Financial Statements (Continued)

Foreign Securities

The MM Select T. Rowe Price Real Assets Fund invests a significant amount of its assets in foreign securities and the MM Select T. Rowe Price Emerging Markets Bond Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Asset Fund	0.18%	J.P. Morgan Investment Management Inc.
MM Select T. Rowe Price Bond Asset Fund	0.45%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Emerging Markets Bond Fund	0.72%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Large Cap Blend Fund	0.60%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.33%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Real Assets Fund	0.63%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.67%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.32%	T. Rowe Price Associates, Inc.

130

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the Funds, as follows:

Class I
Equity Asset Fund*	0.25%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2019.

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund*	0.43%
MM Select T. Rowe Price Emerging Markets Bond Fund*	0.70%
MM Select T. Rowe Price Large Cap Blend Fund*	0.58%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund*	0.30%
MM Select T. Rowe Price Real Assets Fund*	0.61%
MM Select T. Rowe Price Small and Mid Cap Blend Fund*	0.65%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund*	0.30%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2018:

Total % Ownership by Related Party
Equity Asset Fund	100.0%
MM Select T. Rowe Price Bond Asset Fund	100.0%
MM Select T. Rowe Price Emerging Markets Bond Fund	100.0%
MM Select T. Rowe Price Large Cap Blend Fund	100.0%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	100.0%
MM Select T. Rowe Price Real Assets Fund	100.0%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	100.0%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	100.0%

131

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and subscriptions in-kind) for the year ended September 30, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Equity Asset Fund	$-	$391,422,850	$-	$1,087,065,239
MM Select T. Rowe Price Bond Asset Fund	694,206,899	438,955,927	556,248,986	73,945,654
MM Select T. Rowe Price Emerging Markets Bond Fund	-	91,783,301	-	17,844,429
MM Select T. Rowe Price Large Cap Blend Fund	-	666,807,622	-	431,535,863
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	142,719,241	31,368,448	55,881,105	3,266,780
MM Select T. Rowe Price Real Assets Fund	-	24,420,620	-	5,805,365
MM Select T. Rowe Price Small and Mid Cap Blend Fund	-	183,888,793	-	71,299,672
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	143,932,790	-	29,793,477	-

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The Funds did not have any cross trade activity during the year.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Equity Asset Fund Class I
Sold	10,771,364	$129,404,750	13,397,101	$142,141,023
Issued as reinvestment of dividends	5,565,898	64,954,022	560,945	5,749,689
Redeemed	(67,895,704)	(834,020,415)	(15,258,681)	(172,394,190)

Net increase (decrease)	(51,558,442)	$(639,661,643)	(1,300,635)	$(24,503,478)

MM Select T. Rowe Price Bond Asset Fund Class I*
Sold	55,536,825	$552,517,728
Issued as reinvestment of dividends	-	-
Redeemed	(3,996,793)	(39,706,702)

Net increase (decrease)	51,540,032	$512,811,026

MM Select T. Rowe Price Emerging Markets Bond Fund Class I*
Sold	8,621,939	$84,626,103
Issued as reinvestment of dividends	-	-
Redeemed	(838,419)	(8,250,487)

Net increase (decrease)	7,783,520	$76,375,616

MM Select T. Rowe Price Large Cap Blend Fund Class I*
Sold	89,841,026	$943,711,125
Issued as reinvestment of dividends	-	-
Redeemed	(4,960,844)	(52,223,536)

Net increase (decrease)	84,880,182	$891,487,589

132

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018

	Shares	Amount
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I*
Sold	13,058,096	$130,895,875
Issued as reinvestment of dividends	-	-
Redeemed	(1,511,559)	(15,233,701)

Net increase (decrease)	11,546,537	$115,662,174

MM Select T. Rowe Price Real Assets Fund Class I*
Sold	6,037,890	$62,688,761
Issued as reinvestment of dividends	-	-
Redeemed	(243,634)	(2,538,083)

Net increase (decrease)	5,794,256	$60,150,678

MM Select T. Rowe Price Small and Mid Cap Blend Fund Class I*
Sold	43,927,856	$468,017,996
Issued as reinvestment of dividends	-	-
Redeemed	(2,696,389)	(29,538,623)

Net increase (decrease)	41,231,467	$438,479,373

MM Select T. Rowe Price U.S. Treasury Long-Term Fund Class I*
Sold	11,894,450	$120,049,632
Issued as reinvestment of dividends	-	-
Redeemed	(551,667)	(5,600,328)

Net increase (decrease)	11,342,783	$114,449,304

*	Fund commenced operations on February 9, 2018.

6. Federal Income Tax Information

At September 30, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Asset Fund	$419,246,385	$69,890,236	$(4,170,120)	$65,720,116
MM Select T. Rowe Price Bond Asset Fund	523,467,166	546,243	(10,873,164)	(10,326,921)
MM Select T. Rowe Price Emerging Markets Bond Fund	79,333,357	512,400	(3,166,709)	(2,654,309)
MM Select T. Rowe Price Large Cap Blend Fund	896,697,280	58,524,785	(27,927,829)	30,596,956
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	116,857,511	13,055	(973,890)	(960,835)
MM Select T. Rowe Price Real Assets Fund	61,394,917	2,769,965	(2,723,115)	46,850
MM Select T. Rowe Price Small and Mid Cap Blend Fund	446,504,305	42,795,037	(15,248,724)	27,546,313
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	117,200,849	39,869	(2,176,048)	(2,136,179)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be

133

Notes to Financial Statements (Continued)

carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
MM Select T. Rowe Price Bond Asset Fund	$2,490,303	$631,189
MM Select T. Rowe Price Emerging Markets Bond Fund	512,220	33,814
MM Select T. Rowe Price Large Cap Blend Fund	4,127,229	-
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	337,710	23,576
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	56,764	29,626

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Equity Asset Fund	$51,017,000	$13,937,023	$-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Equity Asset Fund	$5,650,457	$99,232	$-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2018, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, deferred Trustee compensation, partnership basis adjustments, corporate action basis adjustments, and defaulted bond income accruals.

134

Notes to Financial Statements (Continued)

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Equity Asset Fund	$27,059,096	$131,751,167	$(49,936)	$65,712,543
MM Select T. Rowe Price Bond Asset Fund	12,837,037	(3,121,492)	(7,321)	(10,433,365)
MM Select T. Rowe Price Emerging Markets Bond Fund	1,819,954	(546,034)	(952)	(2,644,503)
MM Select T. Rowe Price Large Cap Blend Fund	5,106,161	(4,127,229)	(13,002)	30,596,798
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,071,284	(361,286)	(1,753)	(858,794)
MM Select T. Rowe Price Real Assets Fund	958,744	5,927	(885)	45,910
MM Select T. Rowe Price Small and Mid Cap Blend Fund	6,884,700	126,631	(6,545)	27,545,975
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	1,569,609	(86,390)	(1,551)	(2,136,468)

During the year ended September 30, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Equity Asset Fund	$(98,489)	$(1,372,806)	$1,471,295
MM Select T. Rowe Price Bond Asset Fund	1	(5,600,391)	5,600,390
MM Select T. Rowe Price Emerging Markets Bond Fund	-	154,596	(154,596)
MM Select T. Rowe Price Large Cap Blend Fund	-	2,043	(2,043)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	-	3,789	(3,789)
MM Select T. Rowe Price Real Assets Fund	-	3,539	(3,539)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	-	1,318	(1,318)
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	-	(59,656)	59,656

The Funds did not have any unrecognized tax benefits at September 30, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

135

Notes to Financial Statements (Continued)

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

9.	Subsequent Events

In preparation of these financials statements, management has evaluated the events and transactions subsequent to September 30, 2018, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 18, 2018, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the Funds through January 31, 2020 as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.40%
MM Select T. Rowe Price Large Cap Blend Fund	0.56%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.15%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.15%

136

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2018, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MM Select Equity Asset Fund	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018 and 2017, and the period from September 15, 2016 (commencement of operations) through September 30, 2016

MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund	For the period from February 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

137

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more MassMutual investment companies since 1995.

138

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Chief Executive Officer, AEE International LLC (since 2018); Founder and sole member of PR Academy of Executive Education, LLC (2016-2018); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

139

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

140

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

141

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				111

Eric H. Wietsma Age: 52	President Vice President	Since 2008 2006- 2008	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 47	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

142

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Asset Fund	19.49%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2018:

Qualified Dividend Income
Equity Asset Fund	$19,238,522
MM Select T. Rowe Price Large Cap Blend Fund	7,109,408
MM Select T. Rowe Price Real Assets Fund	659,835
MM Select T. Rowe Price Small and Mid Cap Blend Fund	2,073,069

143

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is, or will be, available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2018, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or Northern Trust Investments, Inc. (the “Subadviser”) (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for the Equity Asset Fund (the “Fund”). In preparation for the meetings, the Trustees requested, and MML Advisers and the Subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the Subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund, and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the Subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the Subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

144

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund for the period ended December 31, 2017. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”

The Committee considered that the Fund had both a total net expense ratio and a net advisory fee in the first comparative quartile (1st percentile). The Committee considered that the Fund had achieved performance for the one-year period in the third comparative quartile (59th percentile), and that it was too early to evaluate the Fund’s relative performance.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of MML Advisers’ revenues from the Fund (including advisory fees) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the Subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the advisory agreement and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the Subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

At their meeting in September 2018, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”) for the Fund (the “New Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) J.P. Morgan and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that J.P. Morgan will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of J.P. Morgan; and (v) the fees payable to J.P. Morgan by MML Advisers for the Fund, and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of J.P. Morgan appear well suited to the Fund

145

Other Information (Unaudited) (Continued)

given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement for the Fund became effective on September 24, 2018.

146

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2018:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Equity Asset Fund
Class I	$1,000	0.25%	$1,059.10	$1.30	$1,024.10	$1.28
MM Select T. Rowe Price Bond Asset Fund
Class I	1,000	0.43%	996.00	2.18	1,023.20	2.20
MM Select T. Rowe Price Emerging Markets Bond Fund
Class I	1,000	0.70%	957.30	3.47	1,021.80	3.59
MM Select T. Rowe Price Large Cap Blend Fund
Class I	1,000	0.58%	1,070.90	3.04	1,022.40	2.97
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	1,000	0.30%	1,004.00	1.52	1,023.80	1.54

147

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Real Assets Fund
Class I	$1,000	0.61%	$1,033.30	$3.14	$1,022.30	$3.13
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	1,000	0.65%	1,098.70	3.46	1,022.00	3.33
MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Class I	1,000	0.30%	972.80	1.50	1,023.80	1.54

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

148

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45701-00

Item 2. Code of Ethics.

As of September 30, 2018, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2018, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2018 and 2017 were $1,343,845 and $1,211,498, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2018 and 2017 were $240,702 and $208,674, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2018 and 2017 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2018 and 2017 were $7,132,213 and $13,386,735, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-

14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/27/2018

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/27/2018